UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05028

PIMCO Funds

(Exact name of registrant as specified in charter)

840 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

Trent W. Walker

Treasurer and Principal Financial Officer

PIMCO Funds

840 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877- 4626

Date of fiscal year end: March 31

Date of reporting period: September 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

EXPLANATORY NOTE

The Registrant has filed this Certified Shareholder Report on Form N-CSR in two (2) separate submissions due to file size limitations on EDGAR submissions. The initial submission of the Certified Shareholder Report on Form N-CSR (accession #0001193125-13-461786) provides the information required by Item 1 with respect to certain reports transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1). This submission provides the information required by Item 1 with respect to the remaining reports transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1) that were not included in the Registrant’s initial submission. Apart from Item 1, this submission is identical in all material respects to the initial submission.

Item 1. Reports to Stockholders.

The following are copies of the reports transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

Filed under the previously filed companion submission on Form N-CSR:

•	PIMCO Funds—Asset Allocation Funds

•	PIMCO Funds—Bond Funds

•	PIMCO Funds—Credit Bond Funds

•	PIMCO Funds—Fundamental Index Funds

•	PIMCO Funds—International Bond Funds

•	PIMCO Funds—PIMCO All Asset Fund and PIMCO All Asset All Authority Fund

•	PIMCO Funds—PIMCO CommodityRealReturn Strategy Fund®

•	PIMCO Funds—PIMCO Income Fund

•	PIMCO Funds—PIMCO Real Return Fund

Filed under this submission on Form N-CSR:

•	PIMCO Funds—PIMCO Total Return Fund

•	PIMCO Funds—Real Return Strategy Funds

•	PIMCO Funds—Short Duration Strategy Funds

•	PIMCO Funds—StocksPLUS® Funds

•	PIMCO Funds—Tax-Efficient Strategy Funds

•	PIMCO Funds—Private Account Portfolio Series

Your Global Investment Authority

PIMCO Funds

Semiannual Report

September 30, 2013

PIMCO Total Return Fund

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	B
■	C
■	R

Page

Chairman’s Letter	2
Important Information About the PIMCO Total Return Fund	5
Fund Summary	8
Expense Example	10
Benchmark Descriptions	11
Financial Highlights	12
Statement of Assets and Liabilities	18
Statement of Operations	20
Statements of Changes in Net Assets	21
Summary Schedule of Investments	22
Notes to Financial Statements	53
Glossary	78
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Sub-Advisory Agreements	79

* This report includes a summary Schedule of Investments. A complete Schedule of Investments for the PIMCO Total Return Fund may be obtained, without charge, upon request, by contacting a PIMCO Funds representative at (888) 87-PIMCO and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Over the past six months, investors witnessed periods of heightened market volatility brought on by uncertainty around monetary and fiscal policy, geopolitical concerns in Egypt and Syria, and a slower than-historically expected rebound in the global economy.

In particular, beginning in late May conditions in financial markets deteriorated rapidly as investors reacted to signals by the Federal Reserve (“Fed”) that it might begin to slow its quantitative easing (QE3) asset purchases. Fed Chairman Ben Bernanke outlined a plan for eventually tapering purchases of U.S. Treasuries and mortgage-backed securities (“MBS”) as the U.S. economy begins to meet certain growth targets. This shift in tone in late May spooked investors, and fueled a broad-based sell-off in fixed income assets through June and again in early September, raising prices for market liquidity and sending yields higher across the risk spectrum.

However, the volatility led to a policy clarification in mid-September. While markets had already begun pricing in a “taper lite,” the Fed surprised most investors when it announced that not only would no tapering occur for now, but also that it had broadened its unemployment and inflation targets. The decision to maintain its $85 billion monthly purchases was believed to reflect the sluggishness of the U.S. economic recovery and continued concerns about fiscal uncertainty in Washington. It also highlighted the unprecedented dependence of asset prices on central bank policy in the absence of strong economic fundamentals. The Fed’s tempered economic outlook and decision to hold off any tapering for the time being, while maintaining the Federal Funds Rate within a narrow range of 0-25 basis points, helped to stabilize bond prices.

Towards the end of the reporting period and into October, investors were kept on edge by the uncertain fiscal policy landscape—namely the partial shutdown of the U.S. government that began during the first week of October, the ongoing debt ceiling negotiations between the White House and Congress, and confirmation proceedings for the next Fed Chairman. Investors were relieved by the last-minute deal announced on October 17 that reached an agreement to reopen the U.S. government and raise the debt ceiling. However, political rancor and dysfunction in Washington is likely to contribute to further volatility in the financial markets.

Although markets have stabilized somewhat and bond yields have generally moved lower from the highs reached in early September, the need for vigilance has increased. The global markets and economy remain uncertain, with potential for added instability from fiscal mishaps in Washington or geopolitical events such as those in Egypt and Syria.

Included below are highlights of the financial markets during our six-month reporting period:

■	U.S. Treasuries generally underperformed most other developed sovereign bond markets on a hedged basis during the reporting period. The threat of a reduction

2	PIMCO TOTAL RETURN FUND

in the Fed’s asset purchase program (QE3) weighed on U.S. Treasuries through much of the summer, when the 10-year U.S. Treasury yield reached a high of 3.00% in September. U.S. Treasury yields subsequently fell in mid-September due to lower-than-expected job growth, among other sluggish economic indicators, and the Fed’s decision not to taper its asset purchase program. The yield on the benchmark 10-year U.S. Treasury note was 2.61% at the end of the reporting period, compared with 1.85% on March 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, declined 1.77% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) declined 6.40%, as represented by the Barclays U.S. TIPS Index. Real rates backed up beginning in late May amid the Fed’s comments that it would begin to scale down monthly asset purchases by the end of the year if the economy grows as expected. In addition, technical factors further pressured the U.S. TIPS market, causing U.S. TIPS to underperform nominal U.S. Treasuries. Real rate volatility subsided towards the end of the reporting period in response to the Fed’s September announcement to postpone tapering and as technicals improved. Diversified commodities posted negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 7.52%.

■

Agency mortgage-backed securities outperformed like-duration U.S. Treasuries amid a general stabilization in interest rates and the Fed’s surprising decision not to taper towards the end of the reporting period. The Fed’s active participation in the MBS sector continued to drive differentiation in performance between coupons. As a result, mid-range coupons were notable outperformers relative to like-duration U.S. Treasuries. These “Fed-supported” origination coupons benefited from the Fed’s decision not to taper, as well as increased demand from real estate investment trusts (“REITs”) and money managers. Prices for non-Agency mortgages rose, particularly those with lower quality collateral. Commercial MBS also outperformed due to an increase in risk appetite on the back of continued accommodative monetary policies.

■

The U.S. investment grade credit market outperformed like-duration U.S. Treasuries as spreads tightened amid improving growth fundamentals in the U.S. and Europe. In terms of relative performance, the financial sector outperformed non-financials as balance sheets and profits continued to improve. The high yield sector also posted strong absolute returns, outperforming most other fixed income sectors driven by investor demand for higher yielding assets with lower duration (or sensitivity to changes in market interest rates) alongside concerns for rising interest rates.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	3

Chairman’s Letter (Cont.)

■

Municipal bonds, both tax-exempt and taxable, posted negative absolute returns as municipal yields moved higher. Rising interest rate concerns associated with the possibility of Fed tapering, along with harmful headlines about municipal bonds issued by Detroit and Puerto Rico, drove market weakness during the period. Longer duration and lower quality municipal bonds underperformed the general municipal bond market, with new issue volume declining as issuers remained on the sidelines due to concern over a potential rising interest rate environment.

■

Emerging market (“EM”) fixed income assets underperformed U.S. Treasuries as speculation regarding Fed tapering and the implication of slower growth in China weighed on EM fixed income assets, both external and local, despite a September rally after the Fed decided against immediate tapering.

■

Despite a generally volatile period for equities globally, U.S. equities returned 8.31%, as measured by the S&P 500 Index, and global equities, as represented by the MSCI World Index, returned 8.87%. However, emerging market equities, as measured by the MSCI Emerging Markets Index, declined 2.78%.

On the following pages of this PIMCO Funds Semiannual Report, please find specific details of each Fund’s investment performance and a discussion of factors that most affected performance.

Thank you for the trust you have placed in us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com/investments to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board and President PIMCO Funds October 23, 2013

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO TOTAL RETURN FUND

Important Information About the PIMCO Total Return Fund

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by the Fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to the Fund. Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Fund may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk, short sale risk and convertible securities risk. A complete description of these and other risks is contained in the Fund’s prospectus. The use of derivatives may subject the Fund to greater volatility than investments in traditional securities. The Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Fund. For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

On the Fund Summary page in this Semiannual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflects any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class B shares are subject to a CDSC, which declines from 3.5% in the first year to 0% after the fifth year for shares purchased after 10/1/04. As of November 1, 2009, Class B shares of PIMCO Funds are no longer available for purchase, except through exchanges and dividend reinvestments. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	5

Important Information About the PIMCO Total Return Fund (Cont.)

redeemed during the first 18 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on the Fund Summary page are as of the currently effective prospectus, as supplemented to date. The figures in the line graph are calculated at net asset value and assume the initial investment of $1,000,000 was made at the end of the month that the Institutional Class of the Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P, or Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C and Class D shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same Fund classification. The benchmark index and Lipper Average do not take into account fees, expenses or taxes.

The following table discloses the inception date of the Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class B	Class C	Class R
PIMCO Total Return Fund	05/11/87	05/11/87	04/30/08	09/08/94	04/08/98	01/13/97	01/13/97	01/13/97	12/31/02

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares, performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares.

An investment in the Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

6	PIMCO TOTAL RETURN FUND

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	7

PIMCO Total Return Fund

Cumulative Returns Through September 30, 2013

Average Annual Total Return for the period ended September 30, 2013
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (05/11/87)
PIMCO Total Return Fund Institutional Class	-2.48%	-0.74%	7.96%	6.12%	8.03%
PIMCO Total Return Fund Class P	-2.52%	-0.84%	7.85%	6.01%	7.94%
PIMCO Total Return Fund Administrative Class	-2.60%	-0.99%	7.69%	5.85%	7.76%
PIMCO Total Return Fund Class D	-2.62%	-1.03%	7.65%	5.79%	7.71%
PIMCO Total Return Fund Class A	-2.67%	-1.13%	7.51%	5.65%	7.54%
PIMCO Total Return Fund Class A (adjusted)	-6.32%	-4.84%	6.69%	5.24%	7.35%
PIMCO Total Return Fund Class B	-3.03%	-1.87%	6.71%	5.10%	7.33%
PIMCO Total Return Fund Class B (adjusted)	-6.40%	-5.14%	6.64%	5.10%	7.33%
PIMCO Total Return Fund Class C	-3.03%	-1.87%	6.71%	4.86%	6.75%
PIMCO Total Return Fund Class C (adjusted)	-3.99%	-2.80%	6.71%	4.86%	6.75%
PIMCO Total Return Fund Class R	-2.79%	-1.38%	7.25%	5.39%	7.27%
Barclays U.S. Aggregate Index	-1.77%	-1.68%	5.41%	4.59%	6.91%	**
Lipper Core Plus Bond Funds Average	-2.11%	-0.74%	6.86%	4.70%	6.39%	**

All Fund returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 04/30/1987.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 3.50% CDSC on Class B shares one- and five-year returns, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.46% for Institutional Class shares, 0.56% for Class P shares, 0.71% for Administrative Class shares, 0.75% for Class D shares, 0.85% for Class A shares, 1.60% for Class B shares, 1.60% for Class C shares, and 1.10% for Class R shares.

8	PIMCO TOTAL RETURN FUND

Institutional Class - PTTRX	Class P - PTTPX	Administrative Class - PTRAX	Class D - PTTDX
Class A - PTTAX	Class B - PTTBX	Class C - PTTCX	Class R - PTRRX

Allocation Breakdown‡

U.S. Government Agencies	30.5%
U.S. Treasury Obligations	25.7%
Short-Term Instruments	13.8%
Corporate Bonds & Notes	12.7%
Mortgage-Backed Securities	5.8%
Other	11.5%

‡	% of Total Investments as of 09/30/13

Portfolio Insights

»

The PIMCO Total Return Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

A focus on the intermediate portion of the U.S. yield curve and an underweight to longer maturities (primarily implemented via interest rate swaps) detracted from performance as intermediate yields rose more than long-term yields.

»	An allocation to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from performance as breakeven inflation levels narrowed during the reporting period.

»	Exposure to emerging market local interest rates in Mexico and Brazil, primarily implemented via interest rate swaps, detracted from performance as rates rose during the reporting period.

»	An allocation to high yield corporate bonds added to performance as this sector outperformed like-duration U.S. Treasuries during the reporting period.

»	Exposure to non-Agency mortgage-backed securities added to returns as prices on these securities rose during the reporting period.

»	Exposure to Build America Bonds (“BABs”) detracted from performance as the sector underperformed like-duration U.S. Treasuries during the reporting period.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	9

Expense Example

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held from April 1, 2013 to September 30, 2013.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Beginning Account Value (04/01/13)	Ending Account Value (09/30/13)	Expenses Paid During Period *	Beginning Account Value (04/01/13)	Ending Account Value (09/30/13)	Expenses Paid During Period *	Net Annualized Expense Ratio
Institutional Class	$1,000.00	$975.20	$2.28	$1,000.00	$1,022.76	$2.33	0.46%
Class P	1,000.00	974.80	2.77	1,000.00	1,022.26	2.84	0.56
Administrative Class	1,000.00	974.00	3.51	1,000.00	1,021.51	3.60	0.71
Class D	1,000.00	973.80	3.71	1,000.00	1,021.31	3.80	0.75
Class A	1,000.00	973.30	4.20	1,000.00	1,020.81	4.31	0.85
Class B	1,000.00	969.70	7.90	1,000.00	1,017.05	8.09	1.60
Class C	1,000.00	969.70	7.90	1,000.00	1,017.05	8.09	1.60
Class R	1,000.00	972.10	5.44	1,000.00	1,019.55	5.57	1.10

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

10	PIMCO TOTAL RETURN FUND

Benchmark Descriptions

Index	Description

Barclays U.S. Aggregate Index	Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays U.S. TIPS Index	Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Inflation Notes Index. It is not possible to invest directly in an unmanaged index.

Dow Jones-UBS Commodity Index Total Return	Dow Jones-UBS Commodity Index Total Return is an unmanaged index composed of futures contracts on 20 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

MSCI Emerging Markets Index (Net Dividends in USD)	The MSCI Emerging Markets Index (Net Dividends in USD) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in the index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 24 developed market country indices. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	11

Financial Highlights PIMCO Total Return Fund

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions
Institutional Class
04/01/2013 - 09/30/2013+	$11.24	$0.12	$(0.40)	$(0.28)	$(0.14)	$0.00	$(0.14)
03/31/2013	11.09	0.29	0.58	0.87	(0.45)	(0.27)	(0.72)
03/31/2012	10.88	0.34	0.30	0.64	(0.43)	0.00	(0.43)
03/31/2011	11.04	0.33	0.41	0.74	(0.36)	(0.54)	(0.90)
03/31/2010	10.13	0.44	1.09	1.53	(0.51)	(0.11)	(0.62)
03/31/2009	10.91	0.56	(0.28)	0.28	(0.57)	(0.49)	(1.06)
Class P
04/01/2013 - 09/30/2013+	11.24	0.12	(0.40)	(0.28)	(0.14)	0.00	(0.14)
03/31/2013	11.09	0.28	0.58	0.86	(0.44)	(0.27)	(0.71)
03/31/2012	10.88	0.33	0.30	0.63	(0.42)	0.00	(0.42)
03/31/2011	11.04	0.32	0.41	0.73	(0.35)	(0.54)	(0.89)
03/31/2010	10.13	0.39	1.13	1.52	(0.50)	(0.11)	(0.61)
04/30/2008 - 03/31/2009	10.91	0.51	(0.29)	0.22	(0.51)	(0.49)	(1.00)
Administrative Class
04/01/2013 - 09/30/2013+	11.24	0.11	(0.40)	(0.29)	(0.13)	0.00	(0.13)
03/31/2013	11.09	0.26	0.58	0.84	(0.42)	(0.27)	(0.69)
03/31/2012	10.88	0.31	0.30	0.61	(0.40)	0.00	(0.40)
03/31/2011	11.04	0.30	0.41	0.71	(0.33)	(0.54)	(0.87)
03/31/2010	10.13	0.41	1.10	1.51	(0.49)	(0.11)	(0.60)
03/31/2009	10.91	0.53	(0.28)	0.25	(0.54)	(0.49)	(1.03)
Class D
04/01/2013 - 09/30/2013+	11.24	0.11	(0.40)	(0.29)	(0.13)	0.00	(0.13)
03/31/2013	11.09	0.26	0.58	0.84	(0.42)	(0.27)	(0.69)
03/31/2012	10.88	0.31	0.30	0.61	(0.40)	0.00	(0.40)
03/31/2011	11.04	0.29	0.42	0.71	(0.33)	(0.54)	(0.87)
03/31/2010	10.13	0.40	1.10	1.50	(0.48)	(0.11)	(0.59)
03/31/2009	10.91	0.53	(0.28)	0.25	(0.54)	(0.49)	(1.03)

Please see footnotes on page 16.

12	PIMCO TOTAL RETURN FUND	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate **

$10.82	(2.48)%	$157,162,833	0.46	%*	0.46	%*	0.46	%*	0.46	%*	2.25	%*	98%
11.24	7.92	180,450,317	0.46		0.46		0.46		0.46		2.54		380
11.09	5.99	151,703,994	0.46		0.46		0.46		0.46		3.11		584
10.88	6.86	136,538,305	0.46		0.46		0.46		0.46		2.92		430
11.04	15.49	126,335,186	0.47		0.47		0.46		0.46		4.07		402
10.13	2.96	87,105,803	0.63	(b)	0.63	(b)	0.45	(b)	0.45	(b)	5.37		300

10.82	(2.52)	10,084,637	0.56	*	0.56	*	0.56	*	0.56	*	2.16	*	98
11.24	7.81	12,607,217	0.56		0.56		0.56		0.56		2.43		380
11.09	5.88	9,917,236	0.56		0.56		0.56		0.56		3.00		584
10.88	6.75	8,184,067	0.56		0.56		0.56		0.56		2.83		430
11.04	15.38	5,469,785	0.57		0.57		0.56		0.56		3.62		402
10.13	2.42	286,850	0.77	*(c)	0.77	*(c)	0.55	*(c)	0.55	*(c)	5.47	*	300

10.82	(2.60)	29,392,197	0.71	*	0.71	*	0.71	*	0.71	*	2.00	*	98
11.24	7.65	32,933,466	0.71		0.71		0.71		0.71		2.30		380
11.09	5.72	31,608,990	0.71		0.71		0.71		0.71		2.85		584
10.88	6.59	32,792,128	0.71		0.71		0.71		0.71		2.67		430
11.04	15.20	32,158,676	0.72		0.72		0.71		0.71		3.85		402
10.13	2.70	24,596,373	0.88	(b)	0.88	(b)	0.70	(b)	0.70	(b)	5.10		300

10.82	(2.62)	16,536,862	0.75	*	0.75	*	0.75	*	0.75	*	1.96	*	98
11.24	7.61	19,790,241	0.75		0.75		0.75		0.75		2.25		380
11.09	5.68	17,905,432	0.75		0.75		0.75		0.75		2.81		584
10.88	6.55	17,422,193	0.75		0.75		0.75		0.75		2.63		430
11.04	15.16	16,162,579	0.76		0.76		0.75		0.75		3.69		402
10.13	2.65	8,557,627	0.93		0.93		0.75		0.75		5.09		300

Please see footnotes on page 16.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	13

Financial Highlights PIMCO Total Return Fund (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions
Class A
04/01/2013 - 09/30/2013+	$11.24	$0.10	$(0.40)	$(0.30)	$(0.12)	$0.00	$(0.12)
03/31/2013	11.09	0.25	0.57	0.82	(0.40)	(0.27)	(0.67)
03/31/2012	10.88	0.30	0.30	0.60	(0.39)	0.00	(0.39)
03/31/2011	11.04	0.28	0.41	0.69	(0.31)	(0.54)	(0.85)
03/31/2010	10.13	0.39	1.10	1.49	(0.47)	(0.11)	(0.58)
03/31/2009	10.91	0.51	(0.28)	0.23	(0.52)	(0.49)	(1.01)
Class B
04/01/2013 - 09/30/2013+	11.24	0.06	(0.40)	(0.34)	(0.08)	0.00	(0.08)
03/31/2013	11.09	0.16	0.58	0.74	(0.32)	(0.27)	(0.59)
03/31/2012	10.88	0.22	0.29	0.51	(0.30)	0.00	(0.30)
03/31/2011	11.04	0.19	0.42	0.61	(0.23)	(0.54)	(0.77)
03/31/2010	10.13	0.32	1.09	1.41	(0.39)	(0.11)	(0.50)
03/31/2009	10.91	0.43	(0.28)	0.15	(0.44)	(0.49)	(0.93)
Class C
04/01/2013 - 09/30/2013+	11.24	0.06	(0.40)	(0.34)	(0.08)	0.00	(0.08)
03/31/2013	11.09	0.16	0.58	0.74	(0.32)	(0.27)	(0.59)
03/31/2012	10.88	0.21	0.30	0.51	(0.30)	0.00	(0.30)
03/31/2011	11.04	0.19	0.42	0.61	(0.23)	(0.54)	(0.77)
03/31/2010	10.13	0.29	1.12	1.41	(0.39)	(0.11)	(0.50)
03/31/2009	10.91	0.44	(0.29)	0.15	(0.44)	(0.49)	(0.93)

Please see footnotes on page 16.

14	PIMCO TOTAL RETURN FUND	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate **

$10.82	(2.67)%	$23,379,465	0.85	%*	0.85	%*	0.85	%*	0.85	%*	1.86	%*	98%
11.24	7.50	27,514,833	0.85		0.85		0.85		0.85		2.16		380
11.09	5.57	26,837,998	0.85	(d)	0.85	(d)	0.85	(d)	0.85	(d)	2.71		584
10.88	6.39	26,070,979	0.90		0.90		0.90		0.90		2.48		430
11.04	14.99	25,941,564	0.91		0.91		0.90		0.90		3.61		402
10.13	2.49	17,656,880	1.08		1.08		0.90		0.90		4.92		300

10.82	(3.03)	205,332	1.60	*	1.60	*	1.60	*	1.60	*	1.12	*	98
11.24	6.70	278,512	1.60		1.60		1.60		1.60		1.43		380
11.09	4.78	350,844	1.60	(d)	1.60	(d)	1.60	(d)	1.60	(d)	1.96		584
10.88	5.60	540,862	1.65		1.65		1.65		1.65		1.70		430
11.04	14.13	978,692	1.66		1.66		1.65		1.65		2.97		402
10.13	1.73	965,329	1.83		1.83		1.65		1.65		4.14		300

10.82	(3.03)	10,005,386	1.60	*	1.60	*	1.60	*	1.60	*	1.12	*	98
11.24	6.70	12,666,824	1.60		1.60		1.60		1.60		1.40		380
11.09	4.79	11,673,671	1.60	(d)	1.60	(d)	1.60	(d)	1.60	(d)	1.96		584
10.88	5.60	11,717,441	1.65		1.65		1.65		1.65		1.73		430
11.04	14.13	11,103,810	1.66		1.66		1.65		1.65		2.73		402
10.13	1.72	4,934,686	1.83		1.83		1.65		1.65		4.19		300

Please see footnotes on page 16.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	15

Financial Highlights PIMCO Total Return Fund (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions
Class R
04/01/2013 - 09/30/2013+	$11.24	$0.09	$(0.40)	$(0.31)	$(0.11)	$0.00	$(0.11)
03/31/2013	11.09	0.22	0.58	0.80	(0.38)	(0.27)	(0.65)
03/31/2012	10.88	0.27	0.30	0.57	(0.36)	0.00	(0.36)
03/31/2011	11.04	0.25	0.42	0.67	(0.29)	(0.54)	(0.83)
03/31/2010	10.13	0.35	1.11	1.46	(0.44)	(0.11)	(0.55)
03/31/2009	10.91	0.49	(0.28)	0.21	(0.50)	(0.49)	(0.99)

+	Unaudited
*	Annualized
**	Effective April 1, 2010, the calculation methodology of the portfolio turnover rate has been updated to exclude investments in the PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2008, the Class’s supervisory and administrative fee was increased by 0.03% to an annual rate of 0.21%.
(c)	Effective October 1, 2008, the Class’s supervisory and administrative fee was increased by 0.03% to an annual rate of 0.31%.
(d)	Effective May 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.35%.

16	PIMCO TOTAL RETURN FUND	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate **

$10.82	(2.79)%	$3,194,872	1.10	%*	1.10	%*	1.10	%*	1.10	%*	1.61	%*	98%
11.24	7.24	3,583,839	1.10		1.10		1.10		1.10		1.90		380
11.09	5.31	3,179,665	1.10	(d)	1.10	(d)	1.10	(d)	1.10	(d)	2.46		584
10.88	6.13	2,641,023	1.15		1.15		1.15		1.15		2.24		430
11.04	14.71	2,031,285	1.16		1.16		1.15		1.15		3.29		402
10.13	2.23	1,038,081	1.33		1.33		1.15		1.15		4.73		300

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	17

Statement of Assets and Liabilities PIMCO Total Return Fund

(Amounts in thousands, except per share amounts)
Assets:
Investments, at value
Investments in securities*	$248,140,637
Investments in Affiliates	24,503,331
Financial Derivative Instruments
Exchange-traded or centrally cleared	59,276
Over the counter	397,315
Cash	28,897
Deposits with counterparty	782,372
Foreign currency, at value	131,800
Receivable for investments sold	16,903,971
Receivable for Fund shares sold	423,261
Interest and dividends receivable	1,287,468
Dividends receivable from Affiliates	6,045
292,664,373
Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$3,311,722
Payable for sale-buyback transactions	2,439,452
Payable for short sales	739,805
Financial Derivative Instruments
Exchange-traded or centrally cleared	11,125
Over the counter	1,225,191
Payable for investments purchased	33,559,719
Payable for investments in Affiliates purchased	6,045
Deposits from counterparty	379,317
Payable for Fund shares redeemed	878,189
Dividends payable	36,655
Accrued investment advisory fees	47,787
Accrued supervisory and administrative fees	45,386
Accrued distribution fees	15,322
Accrued servicing fees	7,074
42,702,789
Net Assets	$249,961,584
Net Assets Consist of:
Paid in capital	$248,085,314
(Overdistributed) net investment income	(1,156,182)
Accumulated undistributed net realized (loss)	(64,119)
Net unrealized appreciation	3,096,571
$249,961,584
Cost of Investments in Securities	$246,339,878
Cost of Investments in Affiliates	$24,495,733
Cost of Foreign Currency Held	$128,860
Proceeds Received on Short Sales	$731,951
Cost or Premiums of Financial Derivative Instruments, net	$(349,010)

* Includes repurchase agreements of:	$685,500

18	PIMCO TOTAL RETURN FUND	See Accompanying Notes

September 30, 2013 (Unaudited)

Net Assets:
Institutional Class	$157,162,833
Class P	10,084,637
Administrative Class	29,392,197
Class D	16,536,862
Class A	23,379,465
Class B	205,332
Class C	10,005,386
Class R	3,194,872
Shares Issued and Outstanding:
Institutional Class	14,528,617
Class P	932,255
Administrative Class	2,717,109
Class D	1,528,718
Class A	2,161,272
Class B	18,982
Class C	924,929
Class R	295,344
Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$10.82
Class P	10.82
Administrative Class	10.82
Class D	10.82
Class A	10.82
Class B	10.82
Class C	10.82
Class R	10.82

^	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	19

Statement of Operations PIMCO Total Return Fund

(Unaudited)

(Amounts in thousands)	Six Months Ended September 30, 2013

Investment Income:
Interest	$3,658,486
Dividends	11,655
Dividends from Investments in Affiliates	25,441
Total Income	3,695,582

Expenses:
Investment advisory fees	340,927
Supervisory and administrative fees	324,478
Distribution and/or servicing fees - Administrative Class	38,952
Distribution and/or servicing fees - Class D	23,060
Distribution fees - Class B	908
Distribution fees - Class C	43,283
Distribution fees - Class R	4,250
Servicing fees - Class A	32,121
Servicing fees - Class B	303
Servicing fees - Class C	14,428
Servicing fees - Class R	4,251
Interest expense	1,219
Total Expenses	828,180

Net Investment Income	2,867,402

Net Realized Gain (Loss):
Investments in securities	(1,304,990)
Investments in Affiliates	(1,899)
Exchange-traded or centrally cleared financial derivative instruments	(1,226,758)
Over the counter financial derivative instruments	1,017,858
Foreign currency	42,546
Net Realized (Loss)	(1,473,243)

Net Change in Unrealized Appreciation (Depreciation)
Investments in securities	(9,610,734)
Investments in Affiliates	11,361
Exchange-traded or centrally cleared financial derivative instruments	1,666,211
Over the counter financial derivative instruments	(1,229,669)
Foreign currency assets and liabilities	(18,116)
Net Change in Unrealized (Depreciation)	(9,180,947)
Net (Loss)	(10,654,190)

Net (Decrease) in Net Assets Resulting from Operations	$(7,786,788)

20	PIMCO TOTAL RETURN FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Total Return Fund

(Amounts in thousands)	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013
Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$2,867,402	$6,562,807
Net realized gain (loss)	(1,473,243)	10,029,197
Net change in unrealized appreciation (depreciation)	(9,180,947)	3,594,530
Net increase (decrease) resulting from operations	(7,786,788)	20,186,534

Distributions to Shareholders:
From net investment income
Institutional Class	(2,221,977)	(6,676,826)
Class P	(145,374)	(459,102)
Administrative Class	(366,609)	(1,215,356)
Class D	(213,675)	(709,878)
Class A	(284,945)	(974,793)
Class B	(1,793)	(8,741)
Class C	(85,043)	(351,381)
Class R	(33,388)	(115,064)
From net realized capital gains
Institutional Class	0	(4,046,470)
Class P	0	(291,878)
Administrative Class	0	(774,011)
Class D	0	(461,319)
Class A	0	(641,096)
Class B	0	(6,989)
Class C	0	(296,290)
Class R	0	(82,471)

Total Distributions	(3,352,804)	(17,111,665)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(28,724,073)	33,572,550

Total Increase (Decrease) in Net Assets	(39,863,665)	36,647,419

Net Assets:
Beginning of period	289,825,249	253,177,830
End of period*	$249,961,584	$289,825,249

*Including (overdistributed) net investment income of:	$(1,156,182)	$(670,780)

**	See note 12 in the Notes to Financial Statements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	21

Summary Schedule of Investments PIMCO Total Return Fund

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)	% OF NET ASSETS
INVESTMENTS IN SECURITIES

BANK LOAN OBLIGATIONS
Total Bank Loan Obligations ^(g)(h) (Cost $1,696,292)			$	1,678,854	0.7%
CORPORATE BONDS & NOTES

BANKING & FINANCE
Ally Financial, Inc.
0.000% - 8.300% due 10/15/2013 - 11/15/2024	$	3,098,140		3,193,989	1.3%
American International Group, Inc.
8.175% due 05/15/2068		1,078,536		1,267,819	0.5%
2.375% - 8.590% due 11/30/2013 - 03/15/2087 (h)		2,950,191		2,272,513	0.9%
Lloyds TSB Bank PLC
12.000% due 12/16/2024 (f)		1,193,400		1,602,139	0.7%
Other Banking & Finance (f)(g)(h)				20,563,259	8.2%

Total Banking & Finance				28,899,719	11.6%

INDUSTRIALS
Total Industrials ^(g)(j)				3,280,344	1.3%
UTILITIES

Total Utilities ^(g)				2,495,074	1.0%

Total Corporate Bonds & Notes (Cost $32,073,573)				34,675,137	13.9%

MUNICIPAL BONDS & NOTES
Total Municipal Bonds & Notes ^(g)(h) (Cost $9,557,364)				9,973,701	4.0%
U.S. GOVERNMENT AGENCIES
Fannie Mae
3.000% due 10/01/2028		1,456,500		1,508,160	0.6%
3.500% due 10/01/2028		2,169,000		2,289,312	0.9%
4.000% due 09/01/2040		1,536,876		1,615,235	0.7%
4.000% due 10/01/2040		1,124,117		1,181,239	0.5%
4.000% due 11/01/2040		2,458,787		2,584,060	1.0%
4.000% due 12/01/2040		1,532,751		1,610,666	0.6%
4.000% due 01/01/2041		1,512,036		1,589,106	0.6%
4.000% due 02/01/2041		1,280,368		1,345,697	0.5%
4.000% due 09/01/2041		895,041		940,432	0.4%
4.000% due 11/01/2041		1,464,913		1,539,620	0.6%
4.000% due 12/01/2041		1,636,287		1,719,836	0.7%
4.000% due 10/01/2043		2,999,500		3,146,194	1.3%
4.000% due 11/01/2043		2,286,400		2,390,360	1.0%
4.500% due 05/01/2041		924,238		990,662	0.4%
4.500% due 06/01/2041		915,047		980,153	0.4%
4.500% due 10/01/2043		6,060,546		6,475,328	2.6%
4.500% due 11/01/2043		1,736,000		1,849,654	0.7%
0.000% - 1,000.000% due 11/01/2013 - 01/25/2048 (a)(b)		34,690,021		36,762,225	14.7%
Freddie Mac
0.750% due 01/12/2018		1,038,100		1,013,048	0.4%
1.000% due 03/08/2017		1,732,700		1,739,544	0.7%
1.250% due 10/02/2019		1,284,200		1,229,497	0.5%
2.375% due 01/13/2022 (j)		1,231,260		1,201,104	0.5%

22	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2013

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)	% OF NET ASSETS
0.219% - 1,007.500% due 10/01/2013 - 07/01/2047 (a)	$	6,941,197	$	6,908,839	2.8%
Other U.S. Government Agencies ^(a)(g)				574,215	0.2%

Total U.S. Government Agencies (Cost $82,638,345)				83,184,186	33.3%

U.S. TREASURY OBLIGATIONS
U.S. Treasury Inflation Protected Securities (e)
0.125% due 01/15/2022		2,592,324		2,562,453	1.0%
0.125% due 07/15/2022		2,579,192		2,543,125	1.0%
0.625% due 07/15/2021 (l)		4,925,696		5,132,152	2.1%
1.750% due 01/15/2028 (l)		2,453,023		2,751,217	1.1%
2.000% due 01/15/2026		2,372,435		2,741,090	1.1%
2.375% due 01/15/2025		3,126,757		3,736,719	1.5%
2.375% due 01/15/2027 (l)		3,049,058		3,673,878	1.5%
2.500% due 01/15/2029 (l)		2,955,959		3,638,717	1.5%
0.125% - 3.875% due 04/15/2014 - 04/15/2029 (l)(n)		3,053,392		3,518,053	1.3%
U.S. Treasury Notes
0.750% due 02/28/2018 (l)		4,731,000		4,640,259	1.9%
0.750% due 03/31/2018		4,163,500		4,076,325	1.6%
0.875% due 01/31/2018		1,978,700		1,953,658	0.8%
0.875% due 07/31/2019 (l)(n)		1,287,500		1,229,713	0.5%
1.000% due 06/30/2019 (l)(n)		3,049,483		2,940,369	1.2%
1.000% due 08/31/2019		2,721,060		2,611,793	1.0%
1.000% due 09/30/2019		1,367,099		1,310,065	0.5%
1.000% due 11/30/2019		3,845,580		3,669,526	1.5%
1.125% due 12/31/2019		1,174,300		1,126,411	0.4%
1.250% due 10/31/2019 (l)		1,244,200		1,208,623	0.5%
1.375% due 07/31/2018 (j)		1,375,600		1,378,448	0.5%
1.500% due 08/31/2018 (j)		8,711,600		8,772,512	3.5%
0.125% - 3.375% due 03/31/2014 - 05/31/2020 (l)(n)		4,976,593		4,862,523	2.0%

Total U.S. Treasury Obligations (Cost $72,105,754)				70,077,629	28.0%

MORTGAGE-BACKED SECURITIES
Total Mortgage-Backed Securities ^(a)(g) (Cost $14,859,221)				15,830,651	6.3%
ASSET-BACKED SECURITIES
Total Asset-Backed Securities ^(g) (Cost $5,963,032)				6,283,248	2.5%
SOVEREIGN ISSUES
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2017	BRL	9,630,299		4,208,959	1.7%
10.000% due 01/01/2021 - 01/01/2023		265,626		109,984	0.0%
Province of Quebec
4.500% due 12/01/2020	CAD	868,500		924,204	0.4%
Spain Government International Bond
4.000% due 07/30/2015	EUR	657,200		926,969	0.4%
Other Sovereign Issues (g)				6,945,354	2.7%

Total Sovereign Issues (Cost $14,168,340)				13,115,470	5.2%

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	23

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

				MARKET VALUE (000S)	% OF NET ASSETS
CONVERTIBLE PREFERRED SECURITIES
Total Convertible Preferred Securities (c)(f)(g) (Cost $169,039)			$	167,121	0.1%

		SHARES
PREFERRED SECURITIES

BANKING & FINANCE
Ally Financial, Inc.
7.250% - 7.300% due 03/09/2031 - 02/07/2033		4,228,371		106,292	0.1%
Other Banking & Finance (f)(g)				19,726	0.0%

Total Banking & Finance				126,018	0.1%

INDUSTRIALS

Total Industrials (f)(g)				3,821	0.0%

Total Preferred Securities (Cost $126,313)				129,839	0.1%

SHORT-TERM INSTRUMENTS

CERTIFICATES OF DEPOSIT
Total Certificates of Deposit (g)				732,720	0.3%
COMMERCIAL PAPER
Total Commercial Paper (g)				1,133,720	0.4%
REPURCHASE AGREEMENTS (i)
				685,500	0.3%

SHORT-TERM NOTES
Total Short-Term Notes (g)				25,104	0.0%

		PRINCIPAL AMOUNT (000S)
ITALY TREASURY BILLS
0.913% due 12/23/2013 - 09/12/2014 (d)	EUR	4,483,600		6,032,882	2.4%
MEXICO TREASURY BILLS
3.929% due 10/03/2013 - 12/11/2013 (d)	MXN	25,987,000		1,982,154	0.8%
SPAIN TREASURY BILLS
1.065% due 03/14/2014 - 09/19/2014 (d)	EUR	1,700,800		2,283,967	0.9%
U.S. TREASURY BILLS
0.022% due 10/03/2013 - 03/13/2014 (d)(n)	$	148,763		148,754	0.1%

Total Short-Term Instruments (Cost $12,982,605)				13,024,801	5.2%

Total Investments in Securities (Cost $246,339,878)				248,140,637	99.3%

24	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2013

	SHARES		MARKET VALUE (000S)	% OF NET ASSETS
INVESTMENTS IN AFFILIATES

SHORT-TERM INSTRUMENTS

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES
PIMCO Short-Term Floating NAV Portfolio III	2,451,300,913	$	24,503,204	9.8%
Other Central Funds Used for Cash Management Purposes (g)			127	0.0%

Total Short-Term Instruments (Cost $24,495,733)			24,503,331	9.8%

Total Investments in Affiliates (Cost $24,495,733)			24,503,331	9.8%

Total Investments (Cost $270,835,611)		$	272,643,968	109.1%

Financial Derivative Instruments (k)(m) (Cost or Premiums, net $(349,010))			(779,725)	(0.3%)

Other Assets and Liabilities			(21,902,659)	(8.8%)

Net Assets		$	249,961,584	100.0%

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity, date shown represents next contractual call date.
(g)	Represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate, respectively as of September 30, 2013.

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
American International Group, Inc.	4.500%	12/20/2017	10/04/2010	$59,063	$68,523	0.03%
Hilton Hotels Corp.	3.555%	11/12/2014	02/20/2013	8,566	8,596	0.00%
Michigan Public Educational Facilities Authority Revenue Bonds, Series 2008	7.000%	10/01/2036	12/11/2008	80	97	0.00%
SLM Corp.	4.800%	02/13/2014	03/12/2010	9,468	9,608	0.00%

				$77,177	$86,824	0.03%

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	25

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BCY	0.070%	09/30/2013	10/01/2013	$422,800	U.S. Treasury Bonds 3.125% due 11/15/2041	$(225,629)	$422,800	$422,800
					U.S. Treasury Notes 0.375% due 08/31/2015	(205,289)
BOS	0.070%	09/30/2013	10/01/2013	200,800	U.S. Treasury Notes 0.375% due 08/31/2015	(204,944)	200,800	200,800
	0.080%	09/30/2013	10/01/2013	7,700	U.S. Treasury Notes 0.250% due 09/30/2015	(7,856)	7,700	7,700
JPS	0.090%	09/30/2013	10/01/2013	24,200	Freddie Mac 2.255% due 12/05/2022	(24,785)	24,200	24,200
SSB	0.000%	09/30/2013	10/01/2013	30,000	Freddie Mac 2.080% due 10/17/2022	(30,603)	30,000	30,000

Total Repurchase Agreements						$(699,106)	$685,500	$685,500

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BOM	(0.010%)	09/30/2013	10/01/2013	$(503,750)	$(503,750)
BOS	(0.080%)	09/30/2013	10/01/2013	(200,750)	(200,750)
	0.000%	09/30/2013	10/01/2013	(503,750)	(503,750)
BRC	(1.250%)	02/28/2013	02/27/2015	(3,510)	(3,484)
	(1.200%)	05/15/2013	05/15/2015	(1,351)	(1,345)
BSN	(0.150%)	09/25/2013	10/02/2013	(502,500)	(502,487)
	0.020%	09/30/2013	10/01/2013	(352,625)	(352,625)
DEU	(0.120%)	09/24/2013	10/01/2013	(401,500)	(401,491)
	0.000%	09/30/2013	10/01/2013	(503,750)	(503,750)
GRE	0.050%	09/30/2013	10/01/2013	(181,350)	(181,350)
JPS	(1.500%)	09/30/2013	10/01/2013	(24,438)	(24,436)
	(1.000%)	09/24/2013	10/08/2013	(48,500)	(48,491)
	(0.030%)	09/24/2013	10/02/2013	(84,014)	(84,013)

Total Reverse Repurchase Agreements					$(3,311,722)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions
BCY	(0.050%)	09/30/2013	10/01/2013	$(423,325)	$(423,215)
	(0.020%)	09/30/2013	10/01/2013	(503,950)	(504,059)
GSC	0.000%	09/30/2013	10/01/2013	(504,059)	(504,059)
MSC	0.030%	09/30/2013	10/01/2013	(1,008,118)	(1,008,119)

Total Sale-Buyback Transactions					$(2,439,452)

(2)	The average amount of borrowings while outstanding during the period ended September 30, 2013 was $3,935,196 at a weighted average interest rate of (0.145%).

26	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2013

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales (3)
Fannie Mae	3.000%	10/01/2043	$500	$(473)	$(489)
Fannie Mae	3.500%	01/01/2026	785	(825)	(827)
Fannie Mae	3.500%	04/01/2027	750	(786)	(794)
Fannie Mae	4.500%	09/01/2039	224	(238)	(242)
Fannie Mae	5.000%	10/01/2043	659,066	(707,511)	(714,779)
Ginnie Mae	3.000%	10/01/2043	22,000	(21,131)	(21,683)
Ginnie Mae	6.000%	10/01/2043	900	(987)	(992)

Total Short Sales				$(731,951)	$(739,805)

(3)	Market value includes $7 of interest payable on short sales.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of September 30, 2013:

(j)	Securities with an aggregate market value of $5,750,002 have been pledged as collateral under the terms of the following master agreements as of September 30, 2013.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BCY	$422,800	$ 0	$0	$0	$422,800	$(430,918)	$(8,118)
BOM	0	(503,750)	0	0	(503,750)	503,496	(254)
BOS	208,500	(704,500)	0	0	(496,000)	491,110	(4,890)
BRC	0	(4,829)	0	0	(4,829)	4,732	(97)
BSN	0	(855,112)	0	0	(855,112)	854,660	(452)
DEU	0	(905,241)	0	0	(905,241)	904,766	(475)
GRE	0	(181,350)	0	0	(181,350)	181,259	(91)
JPS	24,200	(156,940)	0	0	(132,740)	132,103	(637)
SSB	30,000	0	0	0	30,000	(30,603)	(603)

Master Securities Forward Transactions Agreement
BCY	0	0	(927,274)	(489)	(927,763)	911,933	(15,830)
BOA	0	0	0	0	0	(6,930)	(6,930)
BPG	0	0	0	0	0	(1,735)	(1,735)
DEU	0	0	0	(587,888)	(587,888)	(50,130)	(638,018)
FOB	0	0	0	(39,980)	(39,980)	(66,790)	(106,770)
GRE	0	0	0	0	0	(43,040)	(43,040)
GSC	0	0	(504,059)	(91,927)	(595,986)	467,466	(128,520)
JPS	0	0	0	(3,943)	(3,943)	(25,798)	(29,740)
MSC	0	0	(1,008,119)	0	(1,008,119)	975,744	(32,375)
SAL	0	0	0	(15,578)	(15,578)	(23,253)	(38,831)
WFS	0	0	0	0	0	(2,820)	(2,820)

Total Borrowings and Other Financing Transactions	$ 685,500	$ (3,311,722)	$(2,439,452)	$(739,805)

(4)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	27

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Euribor December Futures	Long	12/2014	7,646	$(49)	$776	$0
3-Month Euribor June Futures	Long	06/2015	8,324	(1,210)	985	(141)
3-Month Euribor March Futures	Long	03/2015	8,967	(525)	1,062	0
3-Month Euribor September Futures	Long	09/2014	6,476	121	548	0
90-Day Eurodollar December Futures	Long	12/2015	136,345	(75,528)	6,909	(13)
90-Day Eurodollar December Futures	Long	12/2016	5,028	7,021	63	0
90-Day Eurodollar June Futures	Long	06/2015	185,102	57,304	11,569	0
90-Day Eurodollar June Futures	Long	06/2016	3,487	878	131	0
90-Day Eurodollar June Futures	Long	06/2017	4,990	6,794	62	0
90-Day Eurodollar March Futures	Long	03/2015	20,000	1,966	1,000	0
90-Day Eurodollar March Futures	Long	03/2016	31,353	(11,835)	1,568	0
90-Day Eurodollar March Futures	Long	03/2017	9,342	6,455	117	0
90-Day Eurodollar September Futures	Long	09/2014	47,150	9,338	589	(241)
90-Day Eurodollar September Futures	Long	09/2015	125,338	14,337	7,686	(24)
90-Day Eurodollar September Futures	Long	09/2016	21,931	25,381	274	0
U.S. Treasury 2-Year Note December Futures	Short	12/2013	25,600	(18,896)	0	(1,600)
U.S. Treasury 5-Year Note December Futures	Long	12/2013	95,647	183,435	6,726	0
U.S. Treasury 10-Year Note December Futures	Long	12/2013	114,446	224,344	5,932	(4)
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2015	3,013	(721)	152	(61)

Total Futures Contracts				$428,610	$46,149	$(2,084)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)		Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
CDX.HY-21 5-Year Index	5.000%	12/20/2018	$	245,000	$11,304	$174	$1	$(102)
CDX.IG-20 5-Year Index	1.000%	06/20/2018		14,900	185	8	0	(7)
CDX.IG-21 5-Year Index	1.000%	12/20/2018		4,003,200	36,855	(3,339)	96	(1,915)
iTraxx Europe 20 Index	1.000%	12/20/2018	EUR	1,284,800	(3,229)	(3,186)	62	(3,193)

					$45,115	$(6,343)	$159	$(5,217)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

28	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2013

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.000%	10/15/2017	$	4,473,200	$(49,697)	$(44,425)	$1,432	$0
Pay	3-Month USD-LIBOR	1.500%	03/18/2016		35,754,000	207,286	(29,415)	8,117	0
Pay	3-Month USD-LIBOR	3.000%	09/21/2017		5,828,600	38,045	28,445	683	0
Receive	3-Month USD-LIBOR	4.250%	06/15/2041		4,122,700	(518,693)	643,877	91	0
Receive	3-Month USD-LIBOR	2.750%	06/19/2043		8,919,600	1,505,017	949,969	1,989	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		5,736,000	218,564	(128,827)	656	0
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY	364,810,000	(52,244)	(80,953)	0	(3,824)

						$1,348,278	$1,338,671	$12,968	$(3,824)

Total Swap Agreements						$1,393,393	$1,332,328	$13,127	$(9,041)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2013:

(l)	Securities with an aggregate market value of $1,369,162 and cash of $806,671 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2013. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$ 0	$46,149	$13,127	$59,276	$0	$ (2,084)	$ (9,041)	$ (11,125)

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	10/2013		BRL	1,175,911	$		485,673	$0	$(44,901)
	10/2013		MXN	3,736,394			292,743	7,408	0
	10/2013	$		527,314		BRL	1,175,911	3,260	0
	11/2013		EUR	225,500	$		283,882	0	(21,208)
	12/2013			2,601,218			3,472,633	577	(47,701)
	02/2014			500,000			663,378	0	(13,334)
	03/2014			636,100			843,502	0	(17,450)
	06/2014			695,800			929,365	0	(12,683)
BPS	10/2013		GBP	816,360			1,266,712	0	(54,894)
	10/2013		MXN	1,486,604			117,276	3,780	0
	01/2014		EUR	21,800			27,520	0	(1,982)
	03/2014			14,605			19,248	0	(519)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	29

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2014		DKK	97,375	$		17,653	$0	$(41)
	04/2014		EUR	90,600			114,463	0	(8,170)
	05/2014			51,900			65,627	0	(4,640)
	06/2014			129,600			163,883	0	(11,583)
	07/2014			85,700			108,411	0	(7,633)
	08/2014			61,300			77,581	0	(5,434)
BRC	10/2013		BRL	1,674,636			701,095	0	(54,505)
	10/2013		JPY	3,738,400			38,974	938	0
	10/2013	$		752,471		BRL	1,674,636	3,129	0
	10/2013			254,114		GBP	158,324	2,196	0
	10/2013			7,002		JPY	691,400	33	0
	11/2013		BRL	748,948	$		334,980	0	(315)
	11/2013		EUR	324,100			408,172	0	(30,320)
	11/2013		GBP	257,702			412,716	0	(4,370)
	11/2013	$		10,282		GBP	6,420	109	0
	12/2013		EUR	278,727	$		377,468	317	0
	12/2013	$		25,025		EUR	18,854	487	0
	12/2013			8,819		MXN	115,000	0	(87)
	02/2014		EUR	597,620	$		790,503	0	(18,330)
CBK	10/2013		JPY	4,942,044			49,961	0	(321)
	10/2013	$		2,398		GBP	1,502	33	0
	11/2013			4,129		CHF	3,748	17	0
	12/2013		CAD	1,672,065	$		1,630,102	10,144	0
	12/2013		EUR	170,227			227,348	0	(2,989)
	12/2013		MXN	396,264			29,958	0	(144)
	12/2013	$		178,065		CAD	184,038	238	0
	12/2013			1,443,620		EUR	1,087,791	28,290	0
	04/2014		EUR	70,800	$		89,728	0	(6,104)
	05/2014			200,000			253,695	0	(17,083)
DUB	10/2013		AUD	15,343			13,671	0	(643)
	10/2013		BRL	1,386,940			621,946	0	(3,845)
	10/2013		HKD	25,473			3,285	1	0
	10/2013		MXN	1,251,268			98,386	2,887	0
	10/2013	$		624,889		BRL	1,386,940	902	0
	10/2013			241,413		DKK	1,329,340	0	(289)
	12/2013		CAD	1,332,420	$		1,297,599	6,701	0
	01/2014		BRL	1,386,940			612,579	0	(400)
	02/2014		EUR	96,800			127,666	0	(3,346)
	04/2014		DKK	1,327,167			241,413	262	0
FBF	10/2013		BRL	2,217,064			942,515	0	(57,830)
	10/2013		GBP	836,581			1,297,082	0	(57,259)
	10/2013	$		1,003,196		BRL	2,217,064	0	(2,852)
	10/2013			2,258,275		GBP	1,409,141	22,985	0
	10/2013			5,164		JPY	508,600	10	0
	11/2013		EUR	17,711	$		22,887	0	(1,076)
	11/2013		GBP	1,405,723			2,252,386	0	(22,750)
	12/2013		EUR	1,045,926			1,411,334	0	(3,928)
	12/2013		MXN	77,247			5,851	0	(14)
	01/2014		BRL	2,217,064			983,395	3,530	0
	02/2014		EUR	106,400			142,091	0	(1,913)
	06/2014			106,300			134,788	0	(9,132)
GLM	10/2013		JPY	4,545,000			45,698	0	(545)
	10/2013	$		12,152		GBP	7,624	190	0
	11/2013		CHF	100,544	$		107,776	0	(3,440)
	12/2013		EUR	631,605			854,672	36	0
	12/2013		MXN	2,474,068			182,608	0	(5,328)
	12/2013	$		112,720		CAD	116,194	0	(147)
	12/2013			20,991		EUR	15,705	260	0
	02/2014		EUR	218,324	$		292,263	0	(3,222)

30	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2013

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
HUS	10/2013		BRL	93,842	$		40,710	$0	$(1,632)
	10/2013		MXN	5,740,153			446,439	8,170	0
	10/2013		NZD	26,391			20,430	0	(1,489)
	10/2013	$		42,082		BRL	93,842	260	0
	10/2013			159,428		EUR	118,100	344	0
	10/2013			11,761		GBP	7,443	288	0
	11/2013		GBP	74,985	$		120,481	0	(881)
	11/2013		NZD	26,265			21,695	0	(70)
	11/2013	$		72,112		BRL	162,103	459	0
	12/2013		EUR	581,925	$		785,954	0	(1,460)
	12/2013	$		79,668		CAD	81,689	0	(524)
	12/2013			44,642		EUR	33,388	538	(3)
	04/2014		CNY	75,000	$		11,818	0	(336)
	04/2014		EUR	118,100			159,508	0	(348)
	06/2014			122,500			163,675	0	(2,178)
JPM	10/2013		BRL	2,968,935			1,222,941	0	(116,649)
	10/2013		HKD	73,604			9,492	2	0
	10/2013		MXN	4,997,476			393,262	11,722	0
	10/2013	$		1,341,347		BRL	2,968,935	3,375	(5,131)
	11/2013		BRL	1,751,223	$		789,533	5,532	0
	11/2013		MXN	246,935			19,474	676	0
	11/2013	$		5,946		GBP	3,710	59	0
	12/2013		EUR	1,550,057	$		2,094,890	482	(3,003)
	12/2013		MXN	396,354			30,114	6	0
	04/2014	$		10,899		CNY	66,994	0	(41)
MSC	10/2013		BRL	4,724,252	$		2,065,294	0	(66,300)
	10/2013	$		2,056,677		BRL	4,596,154	17,297	(178)
	10/2013			19,380		GBP	12,187	349	0
	11/2013		BRL	1,699,585	$		744,292	0	(16,592)
	11/2013	$		51,804		BRL	116,056	153	0
	12/2013			118,742		EUR	88,933	1,595	0
	01/2014		BRL	2,898,446	$		1,282,498	1,486	0
	01/2014	$		55,557		BRL	128,098	1,058	0
RBC	10/2013		MXN	2,342,971	$		186,027	7,086	0
	12/2013		CAD	1,952,979			1,889,922	0	(2,197)
RYL	12/2013		EUR	713,700			947,177	0	(18,558)
	02/2014			71,400			94,726	0	(1,909)
	03/2014			181,220			242,252	0	(3,027)
	04/2014	$		35,423		CNY	217,371	0	(195)
SCX	10/2013		HKD	374,898	$		48,348	9	0
	10/2013	$		61,122		HKD	473,975	0	(9)
	01/2014		HKD	473,975	$		61,132	7	0
UAG	10/2013		BRL	1,444,022			587,550	0	(63,996)
	10/2013		GBP	9,011			14,256	0	(332)
	10/2013		MXN	2,500,000			190,985	9	0
	10/2013	$		647,543		BRL	1,444,022	4,003	0
	10/2013			106,029		GBP	65,731	382	0
	11/2013		GBP	65,731	$		106,003	0	(381)
	12/2013	$		10,888		EUR	8,178	178	0
	04/2014		CNY	209,365	$		33,002	0	(928)
WST	10/2013	$		14,429		AUD	15,343	0	(115)

Total Forward Foreign Currency Contracts								$164,245	$(873,162)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	31

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call -OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014	EUR	1,496,400	$(2,796)	$(1,579)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		1,496,400	(3,327)	(1,826)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	01/26/2015	$	1,000,000	(23,000)	(15,461)
BRC	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014	EUR	364,900	(705)	(385)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		364,900	(799)	(445)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	01/26/2015	$	1,000,000	(23,050)	(15,461)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	10.000%	01/13/2016		1,250,000	(13,437)	(773)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	10.000%	07/01/2014	EUR	81,000	(619)	0
CBK	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	10.000%	01/13/2016	$	246,500	(2,416)	(152)
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.900%	10/18/2013		1,933,300	(8,410)	(925)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.750%	11/27/2013		3,000,000	(33,950)	(14,340)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.450%	12/03/2013		2,000,000	(3,400)	(5,318)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.100%	12/03/2013		2,000,000	(10,400)	(3,767)
GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800%	09/15/2014		10,000,000	(59,890)	(2,254)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014	EUR	375,800	(775)	(397)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		375,800	(775)	(459)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.900%	10/18/2013	$	3,356,000	(10,870)	(1,606)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.500%	10/28/2013		5,758,000	(15,855)	(38,903)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.400%	01/27/2014		8,543,200	(14,075)	(21,261)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	01/27/2014		8,543,200	(57,096)	(48,441)
JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	10.000%	01/13/2016		100,000	(200)	(62)
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.900%	10/18/2013		2,971,400	(10,365)	(1,422)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.750%	11/27/2013		5,125,900	(45,381)	(24,897)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	01/26/2015		500,000	(11,500)	(7,730)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	10.000%	01/13/2016		1,000,000	(11,650)	(619)
RYL	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	01/26/2015		500,000	(11,500)	(7,731)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500%	01/27/2014		1,006,200	(6,281)	(4,704)

32	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2013

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500%	01/27/2014	$	1,006,200	$(8,084)	$(4,737)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	10.000%	01/13/2016		1,753,500	(20,516)	(1,085)

								$(411,122)	$(226,740)

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC CDX.IG-20 5-Year Index	Buy	0.650%	12/18/2013	$	1,220,400	$(1,050)	$(866)
	Put - OTC CDX.IG-20 5-Year Index	Sell	1.000%	12/18/2013		1,220,400	(2,827)	(1,124)
	Put - OTC CDX.IG-20 5-Year Index	Sell	1.100%	12/18/2013		500,000	(1,088)	(285)
BPS	Call - OTC CDX.IG-20 5-Year Index	Buy	0.600%	12/18/2013		944,000	(472)	(255)
	Put - OTC CDX.IG-20 5-Year Index	Sell	0.900%	12/18/2013		944,000	(1,062)	(1,359)
BRC	Call - OTC CDX.IG-20 5-Year Index	Buy	0.600%	12/18/2013		786,800	(393)	(212)
	Call - OTC CDX.IG-20 5-Year Index	Buy	0.650%	12/18/2013		403,500	(303)	(286)
	Put - OTC CDX.IG-20 5-Year Index	Sell	0.900%	12/18/2013		1,190,300	(1,600)	(1,714)
DUB	Call - OTC CDX.IG-20 5-Year Index	Buy	0.650%	12/18/2013		403,500	(323)	(286)
	Put - OTC CDX.IG-20 5-Year Index	Sell	0.900%	12/18/2013		403,500	(686)	(581)
FBF	Call - OTC CDX.IG-20 5-Year Index	Buy	0.650%	12/18/2013		500,000	(300)	(355)
	Put - OTC CDX.IG-20 5-Year Index	Sell	1.000%	12/18/2013		500,000	(950)	(460)
MYC	Call - OTC CDX.IG-20 5-Year Index	Buy	0.650%	12/18/2013		500,000	(300)	(355)
	Put - OTC CDX.IG-20 5-Year Index	Sell	1.000%	12/18/2013		500,000	(1,025)	(460)
	Put - OTC CDX.IG-20 5-Year Index	Sell	1.100%	12/18/2013		322,700	(637)	(184)

							$(13,016)	$(8,782)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC USD versus JPY	JPY	95.000	10/09/2013	$	341,000	$(1,156)	$(152)
	Put - OTC USD versus JPY		96.000	10/09/2013		1,500,000	(16,851)	(1,744)
BPS	Put - OTC USD versus JPY		96.000	10/09/2013		1,250,000	(9,424)	(1,454)
	Put - OTC USD versus JPY		96.000	10/21/2013		836,300	(3,462)	(2,595)
	Put - OTC USD versus JPY		97.000	10/21/2013		500,000	(2,650)	(2,779)
UAG	Put - OTC USD versus JPY		97.000	10/09/2013		500,000	(1,994)	(1,409)

							$(35,537)	$(10,133)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$1,757,700	$(14,866)	$(2,182)
	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	4,179,400	(37,277)	(5,072)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	483,000	(6,231)	(575)
DUB	Floor - OTC CPURNSA Index	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	631,100	(4,733)	(721)
	Floor - OTC CPURNSA Index	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	486,300	(4,766)	(639)

						$(67,873)	$(9,189)

Total Written Options						$(527,548)	$(254,844)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	33

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2013

	# of Contracts	Notional Amount in $	Notional Amount in EUR	Premiums
Balance at 03/31/2013	10,750	$78,524,000	EUR 7,868,400	$(496,169)
Sales	45,626	111,362,100	0	(490,191)
Closing Buys	(5,375)	(26,938,000)	0	84,156
Expirations	(22,813)	(52,221,800)	(3,313,200)	256,571
Exercised	(28,188)	(25,329,000)	0	118,085

Balance at 09/30/2013	0	$85,397,300	EUR 4,555,200	$(527,548)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2013 (3)	Notional	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
						Amount (4)			Asset	Liability
BPS	Hanson Building Materials, Inc.	(1.000%	)	09/20/2016	0.564%	$ 53,000	$1,683	$(2,383)	$0	$(700)
BRC	FBG Finance Ltd.	(2.140%	)	12/20/2014	0.120%	6,000	0	(153)	0	(153)
	Hanson Ltd.	(1.000%	)	09/20/2016	0.564%	20,000	3,056	(3,320)	0	(264)
	Tate & Lyle International Finance PLC	(1.250%	)	12/20/2014	0.269%	12,000	0	(150)	0	(150)
	UST LLC	(0.700%	)	03/20/2018	0.180%	24,000	0	(556)	0	(556)
CBK	CRH America, Inc.	(2.590%	)	09/20/2018	1.619%	10,000	0	(461)	0	(461)
	UST LLC	(1.000%	)	03/20/2018	0.179%	2,500	(133)	42	0	(91)
DUB	Universal Corp.	(1.000%	)	12/20/2014	0.098%	33,000	580	(957)	0	(377)
	UST LLC	(1.000%	)	03/20/2018	0.179%	1,500	(74)	19	0	(55)
JPM	Intesa Sanpaolo SpA	(3.000%	)	09/20/2015	1.663%	6,000	192	(353)	0	(161)
MYC	Pactiv LLC	(5.000%	)	06/20/2017	3.096%	9,800	(677)	6	0	(671)

							$4,627	$(8,266)	$0	$(3,639)

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN, U.S. MUNICIPAL AND U.S. TREASURY OBLIGATION ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2013 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Berkshire Hathaway Finance Corp.	1.000%	03/20/2015	0.217%	$	162,200	$(2,827)	$4,755	$1,928	$0
	Berkshire Hathaway Finance Corp.	1.000%	12/20/2015	0.309%		20,000	(298)	612	314	0
	Brazil Government International Bond	1.000%	09/20/2015	0.985%		34,600	(407)	428	21	0
	Brazil Government International Bond	1.950%	04/20/2016	1.149%		300	0	9	9	0
	Brazil Government International Bond	1.000%	06/20/2016	1.197%		24,600	(71)	(52)	0	(123)
	Brazil Government International Bond	1.000%	03/20/2017	1.381%		13,700	(146)	(26)	0	(172)
	China Government International Bond	0.780%	12/20/2014	0.169%		50,000	0	388	388	0

34	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2013

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2013 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	China Government International Bond	1.000%	06/20/2015	0.268%	$	126,600	$1,811	$(168)	$1,643	$0
	China Government International Bond	1.000%	09/20/2015	0.299%		50,000	402	308	710	0
	China Government International Bond	1.000%	12/20/2015	0.322%		25,000	362	23	385	0
	General Electric Capital Corp.	5.000%	06/20/2014	0.188%		70,500	2,605	(27)	2,578	0
	General Electric Capital Corp.	1.000%	12/20/2014	0.298%		25,000	(1,123)	1,346	223	0
	General Electric Capital Corp.	1.000%	12/20/2015	0.417%		32,900	(1,099)	1,536	437	0
	General Electric Capital Corp.	1.000%	03/20/2016	0.463%		65,000	(784)	1,666	882	0
	HSBC Bank PLC	1.000%	09/20/2015	0.344%	EUR	25,000	449	1	450	0
	Indonesia Government International Bond	1.000%	09/20/2015	1.268%	$	15,000	(435)	361	0	(74)
	Indonesia Government International Bond	1.000%	12/20/2015	1.338%		50,000	(660)	304	0	(356)
	Japan Government International Bond	1.000%	06/20/2015	0.224%		46,700	443	199	642	0
	Japan Government International Bond	1.000%	09/20/2015	0.247%		125,000	2,043	(137)	1,906	0
	Japan Government International Bond	1.000%	12/20/2015	0.264%		40,300	727	(54)	673	0
	MetLife, Inc.	1.000%	12/20/2014	0.195%		9,100	(125)	218	93	0
	MetLife, Inc.	1.000%	09/20/2015	0.368%		50,000	(1,280)	1,921	641	0
	Mexico Government International Bond	1.000%	09/20/2015	0.620%		39,000	(146)	451	305	0
	Mexico Government International Bond	1.000%	09/20/2017	0.972%		25,000	(358)	394	36	0
	Prudential Financial, Inc.	5.000%	09/20/2014	0.189%		10,000	(179)	667	488	0
	Prudential Financial, Inc.	1.000%	09/20/2015	0.384%		25,000	305	8	313	0
	Prudential Financial, Inc.	1.000%	03/20/2016	0.499%		10,000	(114)	241	127	0
	Russia Government International Bond	1.000%	09/20/2015	1.013%		50,000	(101)	103	2	0
BPS	Berkshire Hathaway Finance Corp.	1.000%	03/20/2015	0.217%		25,000	(468)	765	297	0
	China Government International Bond	1.000%	06/20/2015	0.268%		25,000	384	(59)	325	0
	China Government International Bond	1.000%	09/20/2015	0.299%		15,000	94	119	213	0
	Export-Import Bank of China	1.000%	06/20/2016	0.517%		15,000	(141)	343	202	0
	General Electric Capital Corp.	4.700%	12/20/2013	0.192%		7,300	0	84	84	0
	General Electric Capital Corp.	1.000%	12/20/2014	0.298%		34,400	(1,730)	2,038	308	0
	Indonesia Government International Bond	1.000%	09/20/2015	1.268%		35,000	(951)	778	0	(173)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	35

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2013 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Indonesia Government International Bond	1.000%	03/20/2016	1.456%	$	10,000	$(149)	$42	$0	$(107)
	Mexico Government International Bond	1.000%	09/20/2017	0.972%		19,500	(280)	307	27	0
	U.S. Treasury Notes	0.250%	03/20/2015	0.332%	EUR	45,000	(219)	150	0	(69)
	U.S. Treasury Notes	0.250%	09/20/2016	0.326%		25,000	(495)	421	0	(74)
	United Kingdom Gilt	1.000%	03/20/2015	0.076%	$	70,000	463	517	980	0
BRC	Berkshire Hathaway Finance Corp.	1.000%	12/20/2013	0.091%		19,700	111	(65)	46	0
	Berkshire Hathaway Finance Corp.	1.000%	03/20/2015	0.217%		65,000	(1,169)	1,942	773	0
	Brazil Government International Bond	1.000%	03/20/2015	0.857%		75,000	(1,413)	1,594	181	0
	Brazil Government International Bond	1.000%	06/20/2015	0.930%		127,100	(1,967)	2,158	191	0
	Brazil Government International Bond	1.000%	09/20/2015	0.985%		240,700	(2,853)	2,998	145	0
	Brazil Government International Bond	1.000%	12/20/2015	1.027%		105,000	(514)	484	0	(30)
	Brazil Government International Bond	1.000%	03/20/2016	1.120%		54,390	(474)	330	0	(144)
	Brazil Government International Bond	1.000%	06/20/2016	1.197%		21,200	(51)	(55)	0	(106)
	Brazil Government International Bond	1.000%	09/20/2016	1.261%		25,000	(719)	536	0	(183)
	Brazil Government International Bond	1.000%	12/20/2016	1.314%		25,000	(871)	630	0	(241)
	China Development Bank Corp.	1.000%	06/20/2016	0.560%		20,000	(97)	342	245	0
	China Government International Bond	1.000%	03/20/2015	0.226%		50,000	520	68	588	0
	China Government International Bond	1.000%	06/20/2015	0.268%		50,000	817	(168)	649	0
	China Government International Bond	1.000%	09/20/2015	0.299%		25,000	308	47	355	0
	China Government International Bond	1.000%	12/20/2015	0.322%		75,000	1,074	82	1,156	0
	China Government International Bond	1.000%	09/20/2016	0.456%		50,000	630	192	822	0
	Export-Import Bank of China	1.000%	06/20/2016	0.517%		30,000	(266)	668	402	0
	General Electric Capital Corp.	4.050%	12/20/2013	0.192%		25,000	0	248	248	0
	General Electric Capital Corp.	4.800%	12/20/2013	0.192%		30,000	0	355	355	0
	General Electric Capital Corp.	1.000%	12/20/2014	0.298%		50,000	(2,557)	3,004	447	0
	Indonesia Government International Bond	1.000%	09/20/2015	1.268%		45,000	(1,437)	1,215	0	(222)
	Indonesia Government International Bond	1.000%	12/20/2015	1.338%		60,000	(891)	465	0	(426)

36	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2013

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2013 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Indonesia Government International Bond	1.000%	03/20/2016	1.456%	$	10,000	$(149)	$42	$0	$(107)
	MetLife, Inc.	1.000%	09/20/2015	0.368%		25,000	304	16	320	0
	Mexico Government International Bond	1.000%	03/20/2015	0.549%		42,400	(916)	1,211	295	0
	Mexico Government International Bond	1.000%	09/20/2015	0.620%		61,000	(635)	1,112	477	0
	Mexico Government International Bond	1.000%	12/20/2015	0.644%		50,000	(124)	534	410	0
	Mexico Government International Bond	1.000%	03/20/2016	0.699%		1,400	(12)	22	10	0
	Mexico Government International Bond	1.000%	12/20/2016	0.813%		23,500	(830)	977	147	0
	Mexico Government International Bond	1.000%	09/20/2017	0.972%		5,000	(112)	119	7	0
	Morgan Stanley	1.000%	09/20/2014	0.480%		100	(3)	3	0	0
	U.S. Treasury Notes	0.250%	03/20/2015	0.332%	EUR	104,000	(1,467)	1,308	0	(159)
CBK	Berkshire Hathaway Finance Corp.	1.000%	03/20/2015	0.217%	$	25,000	(434)	732	298	0
	Brazil Government International Bond	1.000%	09/20/2015	0.985%		21,000	(330)	342	12	0
	Brazil Government International Bond	1.000%	03/20/2016	1.120%		113,700	(915)	614	0	(301)
	Brazil Government International Bond	1.000%	12/20/2016	1.314%		25,000	(871)	630	0	(241)
	China Government International Bond	1.000%	06/20/2015	0.268%		24,900	388	(65)	323	0
	Export-Import Bank of China	1.000%	06/20/2016	0.517%		10,000	(97)	231	134	0
	Export-Import Bank of China	1.000%	06/20/2017	0.725%		10,000	(396)	500	104	0
	Florida State Board of Education General Obligation Notes, Series 2005	0.470%	03/20/2018	0.374%		10,000	0	43	43	0
	General Electric Capital Corp.	4.000%	12/20/2013	0.192%		17,300	0	169	169	0
	General Electric Capital Corp.	4.325%	12/20/2013	0.192%		57,300	0	608	608	0
	General Electric Capital Corp.	4.800%	12/20/2013	0.192%		50,000	0	591	591	0
	General Electric Capital Corp.	4.875%	12/20/2013	0.192%		46,900	0	564	564	0
	General Electric Capital Corp.	3.800%	03/20/2014	0.193%		30,000	0	548	548	0
	General Electric Capital Corp.	3.820%	03/20/2014	0.193%		50,000	0	918	918	0
	General Electric Capital Corp.	3.850%	03/20/2014	0.193%		25,900	0	480	480	0
	General Electric Capital Corp.	3.950%	03/20/2014	0.193%		15,000	0	285	285	0
	General Electric Capital Corp.	4.000%	03/20/2014	0.193%		50,000	0	964	964	0
	General Electric Capital Corp.	5.000%	09/20/2014	0.257%		50,000	1,187	1,217	2,404	0
	General Electric Capital Corp.	1.000%	12/20/2014	0.298%		25,000	(1,123)	1,346	223	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	37

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2013 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	General Electric Capital Corp.	1.000%	09/20/2015	0.398%	$	25,000	$(876)	$1,182	$306	$0
	General Electric Capital Corp.	1.000%	03/20/2016	0.463%		25,000	(190)	529	339	0
	Indonesia Government International Bond	1.000%	09/20/2015	1.268%		12,100	(274)	214	0	(60)
	Indonesia Government International Bond	1.000%	12/20/2015	1.338%		15,000	(218)	111	0	(107)
	Indonesia Government International Bond	1.000%	06/20/2016	1.554%		5,000	(95)	23	0	(72)
	JPMorgan Chase & Co.	1.000%	06/20/2014	0.223%		20,700	189	(65)	124	0
	JPMorgan Chase & Co.	1.000%	09/20/2014	0.305%		31,000	312	(91)	221	0
	MetLife, Inc.	1.000%	12/20/2014	0.195%		10,800	(272)	383	111	0
	Mexico Government International Bond	1.000%	09/20/2015	0.620%		91,800	(808)	1,525	717	0
	Mexico Government International Bond	1.000%	03/20/2016	0.699%		232,600	(2,150)	3,948	1,798	0
	Mexico Government International Bond	1.000%	06/20/2016	0.744%		50,000	(48)	410	362	0
	Mexico Government International Bond	1.000%	09/20/2016	0.781%		25,000	(707)	876	169	0
	Mexico Government International Bond	1.000%	12/20/2016	0.813%		25,000	(871)	1,028	157	0
	Prudential Financial, Inc.	5.000%	09/20/2014	0.189%		5,000	(90)	333	243	0
	Russia Government International Bond	1.000%	09/20/2014	0.690%		50,000	155	12	167	0
	Sberbank of Russia	1.000%	09/20/2014	0.984%		50,000	(129)	152	23	0
	United Kingdom Gilt	1.000%	06/20/2015	0.091%		47,400	362	400	762	0
DUB	Bank of America Corp.	1.000%	09/20/2014	0.317%		14,700	113	(10)	103	0
	Barclays Bank PLC	1.000%	03/20/2014	0.218%	EUR	6,400	44	(9)	35	0
	Berkshire Hathaway Finance Corp.	1.000%	12/20/2014	0.163%	$	25,000	(495)	760	265	0
	Berkshire Hathaway Finance Corp.	1.000%	03/20/2015	0.217%		65,000	(932)	1,705	773	0
	BP Capital Markets America, Inc.	1.000%	12/20/2013	0.154%		900	8	(6)	2	0
	Brazil Government International Bond	1.000%	06/20/2015	0.930%		61,800	(873)	967	94	0
	Brazil Government International Bond	1.000%	09/20/2015	0.985%		110,000	(1,220)	1,286	66	0
	Brazil Government International Bond	1.000%	12/20/2015	1.027%		75,000	(494)	473	0	(21)
	Brazil Government International Bond	1.000%	06/20/2016	1.197%		100,000	(168)	(332)	0	(500)

38	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2013

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2013 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Brazil Government International Bond	1.000%	12/20/2016	1.314%	$	22,900	$(809)	$588	$0	$(221)
	China Government International Bond	1.000%	03/20/2015	0.226%		30,000	312	41	353	0
	China Government International Bond	1.000%	12/20/2015	0.322%		25,000	349	36	385	0
	CIT Group, Inc.	5.000%	09/20/2015	1.268%		50,000	3,894	(180)	3,714	0
	Export-Import Bank of China	1.000%	06/20/2016	0.517%		10,000	(48)	182	134	0
	General Electric Capital Corp.	4.300%	12/20/2013	0.192%		24,700	0	261	261	0
	General Electric Capital Corp.	4.800%	12/20/2013	0.192%		20,000	0	236	236	0
	General Electric Capital Corp.	4.900%	12/20/2013	0.192%		34,100	0	412	412	0
	General Electric Capital Corp.	4.000%	03/20/2014	0.193%		10,000	0	193	193	0
	General Electric Capital Corp.	4.050%	03/20/2014	0.193%		25,000	0	488	488	0
	General Electric Capital Corp.	5.000%	06/20/2014	0.188%		29,800	1,011	79	1,090	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.398%		110,000	(4,219)	5,562	1,343	0
	General Electric Capital Corp.	1.000%	12/20/2015	0.417%		50,000	(1,411)	2,076	665	0
	General Electric Capital Corp.	1.000%	03/20/2016	0.463%		2,600	(210)	245	35	0
	Indonesia Government International Bond	1.000%	09/20/2015	1.268%		25,000	(619)	496	0	(123)
	Indonesia Government International Bond	1.000%	12/20/2015	1.338%		15,000	(211)	104	0	(107)
	Japan Government International Bond	1.000%	12/20/2015	0.264%		41,700	786	(89)	697	0
	Mexico Government International Bond	1.000%	09/20/2015	0.620%		9,400	(118)	191	73	0
	Mexico Government International Bond	1.000%	12/20/2015	0.644%		50,000	(456)	866	410	0
	Mexico Government International Bond	1.000%	03/20/2016	0.699%		143,200	(1,131)	2,238	1,107	0
	Mexico Government International Bond	1.000%	12/20/2016	0.813%		25,000	(871)	1,028	157	0
	Mexico Government International Bond	1.000%	03/20/2017	0.873%		15,000	(165)	235	70	0
	Mexico Government International Bond	1.000%	09/20/2017	0.972%		46,700	(762)	828	66	0
	U.S. Treasury Notes	0.250%	03/20/2015	0.332%	EUR	25,000	(344)	305	0	(39)
	U.S. Treasury Notes	0.250%	06/20/2015	0.329%		50,000	(526)	439	0	(87)
	U.S. Treasury Notes	0.250%	09/20/2015	0.328%		50,000	(689)	590	0	(99)
	U.S. Treasury Notes	0.250%	06/20/2016	0.326%		50,000	(951)	816	0	(135)
	U.S. Treasury Notes	0.250%	09/20/2016	0.326%		50,000	(931)	784	0	(147)
FBF	Brazil Government International Bond	1.000%	09/20/2015	0.985%	$	70,000	(777)	819	42	0
	Canadian Natural Resources Ltd.	1.000%	06/20/2017	0.441%		590	(23)	35	12	0
	China Government International Bond	1.000%	03/20/2015	0.226%		85,000	410	588	998	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	39

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2013 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	China Government International Bond	1.000%	06/20/2015	0.268%	$	25,000	$136	$189	$325	$0
	Export-Import Bank of China	1.000%	06/20/2016	0.517%		5,000	(43)	111	68	0
	Export-Import Bank of China	1.000%	12/20/2016	0.595%		10,000	(970)	1,103	133	0
	Export-Import Bank of China	1.000%	06/20/2017	0.725%		11,300	(437)	555	118	0
	Goldman Sachs Group, Inc.	1.000%	09/20/2014	0.450%		11,200	(181)	245	64	0
	Indonesia Government International Bond	1.000%	09/20/2015	1.268%		10,000	(218)	168	0	(50)
	Indonesia Government International Bond	1.000%	12/20/2015	1.338%		20,000	(318)	176	0	(142)
	Indonesia Government International Bond	1.000%	03/20/2016	1.456%		21,900	(496)	260	0	(236)
	JPMorgan Chase & Co.	1.000%	06/20/2014	0.223%		31,600	276	(87)	189	0
	MetLife, Inc.	1.000%	12/20/2014	0.195%		13,900	(271)	413	142	0
	Mexico Government International Bond	1.000%	09/20/2015	0.620%		25,000	(217)	413	196	0
	Prudential Financial, Inc.	1.000%	09/20/2015	0.384%		10,000	122	3	125	0
	U.S. Treasury Notes	0.250%	03/20/2016	0.326%	EUR	173,500	(2,143)	1,718	0	(425)
	United Kingdom Gilt	1.000%	06/20/2015	0.091%	$	50,000	538	265	803	0
GST	Berkshire Hathaway Finance Corp.	1.000%	03/20/2015	0.217%		111,400	(1,718)	3,042	1,324	0
	Berkshire Hathaway Finance Corp.	1.000%	06/20/2015	0.257%		30,000	(962)	1,357	395	0
	Berkshire Hathaway Finance Corp.	1.000%	12/20/2015	0.309%		60,000	(1,275)	2,218	943	0
	Brazil Government International Bond	1.000%	03/20/2015	0.857%		100,000	(1,931)	2,172	241	0
	Brazil Government International Bond	1.000%	06/20/2015	0.930%		30,800	(414)	460	46	0
	Brazil Government International Bond	1.000%	09/20/2016	1.261%		47,500	(289)	(59)	0	(348)
	Canada Government Bond	1.000%	03/20/2015	0.310%		10,000	243	(138)	105	0
	China Government International Bond	1.000%	09/20/2015	0.299%		25,000	182	173	355	0
	Export-Import Bank of China	1.000%	06/20/2016	0.517%		20,000	(184)	452	268	0
	Indonesia Government International Bond	1.000%	09/20/2015	1.268%		10,000	(333)	283	0	(50)
	Japan Government International Bond	1.000%	06/20/2015	0.224%		41,900	49	527	576	0
	Japan Government International Bond	1.000%	09/20/2015	0.247%		50,000	806	(43)	763	0
	Japan Government International Bond	1.000%	12/20/2015	0.264%		30,200	568	(63)	505	0
	MetLife, Inc.	1.000%	03/20/2015	0.271%		25,000	(1,561)	1,838	277	0

40	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2013

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2013 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	MetLife, Inc.	1.000%	12/20/2015	0.400%	$	27,000	$(1,638)	$2,007	$369	$0
	Mexico Government International Bond	1.000%	09/20/2016	0.781%		54,400	(485)	853	368	0
	Mexico Government International Bond	1.000%	06/20/2017	0.926%		3,300	(108)	118	10	0
	Mexico Government International Bond	1.000%	09/20/2017	0.972%		10,000	(143)	157	14	0
	Prudential Financial, Inc.	1.000%	03/20/2016	0.499%		20,000	(382)	635	253	0
	Russia Government International Bond	1.000%	09/20/2014	0.690%		25,000	65	19	84	0
	United Kingdom Gilt	1.000%	03/20/2015	0.076%		37,200	133	387	520	0
HUS	Brazil Government International Bond	1.000%	06/20/2015	0.930%		248,900	(3,152)	3,527	375	0
	Brazil Government International Bond	1.000%	09/20/2015	0.985%		130,500	(1,332)	1,410	78	0
	Brazil Government International Bond	1.000%	12/20/2015	1.027%		100,000	(756)	727	0	(29)
	Brazil Government International Bond	1.000%	03/20/2016	1.120%		61,200	(502)	341	0	(161)
	Export-Import Bank of China	1.000%	06/20/2016	0.517%		10,000	(53)	187	134	0
	Export-Import Bank of China	1.000%	06/20/2017	0.725%		2,800	(108)	137	29	0
	Indonesia Government International Bond	1.000%	09/20/2015	1.268%		25,000	(792)	668	0	(124)
	Indonesia Government International Bond	1.000%	03/20/2016	1.456%		25,000	(566)	296	0	(270)
	Indonesia Government International Bond	1.000%	09/20/2016	1.634%		2,000	(39)	3	0	(36)
	Mexico Government International Bond	1.000%	03/20/2015	0.549%		22,300	(471)	627	156	0
	Mexico Government International Bond	1.000%	12/20/2015	0.644%		50,000	(479)	890	411	0
	Mexico Government International Bond	1.000%	03/20/2016	0.699%		10,000	(44)	121	77	0
	Mexico Government International Bond	1.000%	09/20/2016	0.781%		24,100	133	29	162	0
	Mexico Government International Bond	1.000%	06/20/2017	0.926%		11,700	(264)	299	35	0
	Mexico Government International Bond	1.000%	09/20/2017	0.972%		48,500	(808)	876	68	0
	Petrobras International Finance Co.	1.000%	09/20/2014	1.250%		25,000	(70)	16	0	(54)
	U.S. Treasury Notes	0.250%	03/20/2016	0.326%	EUR	100,000	(1,239)	995	0	(244)
	U.S. Treasury Notes	0.250%	09/20/2016	0.326%		50,000	(1,084)	936	0	(148)
	U.S. Treasury Notes	0.250%	12/20/2018	0.355%		50,000	(172)	(184)	0	(356)
JPM	Berkshire Hathaway Finance Corp.	1.000%	06/20/2015	0.257%	$	20,000	(816)	1,079	263	0
	Berkshire Hathaway Finance Corp.	1.000%	12/20/2015	0.309%		15,000	(463)	699	236	0
	Brazil Government International Bond	1.000%	03/20/2015	0.857%		25,000	(506)	566	60	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	41

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2013 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Brazil Government International Bond	1.000%	06/20/2015	0.930%	$	40,000	$(420)	$480	$60	$0
	Brazil Government International Bond	1.000%	09/20/2015	0.985%		107,000	(1,219)	1,283	64	0
	Brazil Government International Bond	1.000%	06/20/2016	1.197%		50,000	(84)	(166)	0	(250)
	Brazil Government International Bond	1.000%	09/20/2016	1.261%		99,000	(1,137)	411	0	(726)
	Brazil Government International Bond	1.000%	03/20/2017	1.381%		22,300	(217)	(64)	0	(281)
	China Development Bank Corp.	1.000%	06/20/2016	0.560%		15,000	(131)	314	183	0
	China Government International Bond	1.000%	03/20/2015	0.226%		35,000	157	255	412	0
	China Government International Bond	1.000%	06/20/2015	0.268%		60,000	494	285	779	0
	China Government International Bond	1.000%	09/20/2015	0.299%		10,000	62	80	142	0
	China Government International Bond	1.000%	12/20/2015	0.322%		25,000	349	36	385	0
	Export-Import Bank of China	1.000%	06/20/2016	0.517%		25,000	(193)	529	336	0
	General Electric Capital Corp.	1.000%	03/20/2014	0.188%		10,000	(263)	304	41	0
	General Electric Capital Corp.	1.000%	12/20/2014	0.298%		75,000	(3,867)	4,538	671	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.398%		15,000	(526)	709	183	0
	General Electric Capital Corp.	0.280%	03/20/2016	0.473%		10,000	0	(47)	0	(47)
	Indonesia Government International Bond	1.000%	09/20/2015	1.268%		35,000	(814)	641	0	(173)
	Indonesia Government International Bond	1.000%	12/20/2015	1.338%		8,700	(138)	77	0	(61)
	Indonesia Government International Bond	1.000%	03/20/2016	1.456%		10,000	(178)	70	0	(108)
	Indonesia Government International Bond	1.000%	06/20/2016	1.554%		2,500	(46)	10	0	(36)
	Indonesia Government International Bond	1.000%	09/20/2016	1.634%		5,000	(79)	(11)	0	(90)
	Japan Government International Bond	1.000%	09/20/2015	0.247%		75,000	1,220	(77)	1,143	0
	MetLife, Inc.	1.000%	09/20/2015	0.368%		25,000	(1,694)	2,015	321	0
	MetLife, Inc.	1.000%	12/20/2015	0.400%		23,000	(1,415)	1,730	315	0
	Mexico Government International Bond	0.920%	03/20/2016	0.700%		6,950	0	40	40	0
	Mexico Government International Bond	1.000%	09/20/2016	0.781%		52,700	234	122	356	0
	Mexico Government International Bond	1.000%	12/20/2016	0.813%		25,000	(889)	1,046	157	0
	Mexico Government International Bond	1.000%	06/20/2017	0.926%		400	(13)	14	1	0

42	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2013

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2013 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Mexico Government International Bond	1.000%	09/20/2017	0.972%	$	25,000	$(332)	$367	$35	$0
MYC	Berkshire Hathaway Finance Corp.	1.000%	03/20/2015	0.217%		77,000	(1,445)	2,360	915	0
	Brazil Government International Bond	1.770%	09/20/2014	0.673%		15,000	0	169	169	0
	Brazil Government International Bond	1.000%	06/20/2015	0.930%		31,500	(305)	352	47	0
	Brazil Government International Bond	1.000%	09/20/2015	0.985%		25,000	(157)	172	15	0
	Brazil Government International Bond	1.000%	12/20/2015	1.027%		100,000	(806)	777	0	(29)
	Brazil Government International Bond	1.000%	03/20/2016	1.120%		75,000	(608)	409	0	(199)
	Brazil Government International Bond	1.000%	12/20/2016	1.314%		25,000	(883)	642	0	(241)
	China Development Bank Corp.	1.000%	06/20/2016	0.560%		50,000	(326)	938	612	0
	China Government International Bond	1.000%	03/20/2015	0.226%		100,000	463	713	1,176	0
	China Government International Bond	1.000%	12/20/2015	0.322%		50,000	712	59	771	0
	Export-Import Bank of China	1.000%	06/20/2016	0.517%		40,000	(232)	768	536	0
	General Electric Capital Corp.	1.000%	06/20/2014	0.188%		20,000	183	(59)	124	0
	General Electric Capital Corp.	1.000%	09/20/2014	0.257%		75,000	534	35	569	0
	General Electric Capital Corp.	1.000%	12/20/2014	0.298%		50,000	(2,368)	2,815	447	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.398%		85,000	(3,104)	4,142	1,038	0
	Indonesia Government International Bond	1.000%	09/20/2015	1.268%		25,000	(623)	499	0	(124)
	Indonesia Government International Bond	1.000%	12/20/2015	1.338%		30,000	(449)	236	0	(213)
	Indonesia Government International Bond	1.000%	03/20/2016	1.456%		20,000	(342)	126	0	(216)
	Japan Government International Bond	1.000%	06/20/2015	0.224%		25,000	82	262	344	0
	Japan Government International Bond	1.000%	12/20/2015	0.264%		5,000	90	(7)	83	0
	Mexico Government International Bond	1.000%	12/20/2015	0.644%		25,000	(356)	562	206	0
	Mexico Government International Bond	1.000%	09/20/2016	0.781%		63,900	(506)	937	431	0
	Mexico Government International Bond	1.000%	03/20/2017	0.873%		5,000	(55)	78	23	0
	Mexico Government International Bond	1.000%	06/20/2017	0.926%		10,600	(356)	388	32	0
	Mexico Government International Bond	1.000%	09/20/2017	0.972%		25,000	(332)	367	35	0
	United Kingdom Gilt	0.250%	03/20/2015	0.076%		30,000	(339)	419	80	0
	United Kingdom Gilt	1.000%	03/20/2015	0.076%		200,000	1,757	1,042	2,799	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	43

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2013 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
RYL	Brazil Government International Bond	1.000%	03/20/2015	0.857%	$	50,000	$(989)	$1,109	$120	$0
	China Government International Bond	1.000%	03/20/2015	0.226%		20,000	198	37	235	0
	China Government International Bond	1.000%	06/20/2015	0.268%		104,600	1,382	(24)	1,358	0
	China Government International Bond	1.000%	12/20/2015	0.322%		25,000	362	23	385	0
	China Government International Bond	1.000%	09/20/2016	0.456%		1,300	(16)	37	21	0
	Indonesia Government International Bond	1.000%	09/20/2015	1.268%		65,000	(1,465)	1,144	0	(321)
	Indonesia Government International Bond	1.000%	03/20/2016	1.456%		46,900	(1,041)	535	0	(506)
	Indonesia Government International Bond	1.000%	09/20/2016	1.634%		13,700	(216)	(31)	0	(247)
	Japan Government International Bond	1.000%	06/20/2015	0.224%		2,100	20	9	29	0
	Japan Government International Bond	1.000%	12/20/2015	0.264%		50,000	930	(94)	836	0
	Mexico Government International Bond	1.000%	03/20/2015	0.549%		25,000	(529)	703	174	0
	Mexico Government International Bond	1.000%	09/20/2016	0.781%		5,000	(139)	173	34	0
	U.S. Treasury Notes	0.250%	03/20/2016	0.326%	EUR	62,000	(752)	601	0	(151)
	U.S. Treasury Notes	0.250%	06/20/2016	0.326%		25,000	(429)	361	0	(68)
SOG	U.S. Treasury Notes	0.250%	06/20/2015	0.329%		25,000	(221)	177	0	(44)
	U.S. Treasury Notes	0.250%	09/20/2015	0.328%		50,000	(689)	590	0	(99)
	U.S. Treasury Notes	0.250%	09/20/2016	0.326%		50,000	(1,095)	948	0	(147)
	United Kingdom Gilt	1.000%	03/20/2015	0.076%	$	72,700	160	857	1,017	0
	United Kingdom Gilt	1.000%	06/20/2015	0.091%		19,200	202	106	308	0
UAG	Berkshire Hathaway Finance Corp.	1.000%	03/20/2015	0.217%		3,300	(60)	99	39	0
	Brazil Government International Bond	1.000%	09/20/2015	0.985%		27,600	(261)	278	17	0
	Brazil Government International Bond	1.000%	03/20/2016	1.120%		35,000	(336)	244	0	(92)
	China Government International Bond	1.000%	03/20/2015	0.226%		25,000	119	175	294	0
	China Government International Bond	1.000%	06/20/2015	0.268%		25,000	397	(72)	325	0
	China Government International Bond	1.000%	09/20/2015	0.299%		25,000	219	136	355	0
	General Electric Capital Corp.	1.000%	12/20/2014	0.298%		65,000	(3,362)	3,944	582	0
	Indonesia Government International Bond	1.000%	09/20/2016	1.634%		13,600	(215)	(31)	0	(246)
	Mexico Government International Bond	1.000%	09/20/2015	0.620%		19,100	(270)	419	149	0
	Mexico Government International Bond	1.000%	09/20/2016	0.781%		17,900	(79)	200	121	0

44	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2013

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2013 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Mexico Government International Bond	1.000%	09/20/2017	0.972%	$	10,000	$(135)	$149	$14	$0
	U.S. Treasury Notes	0.250%	03/20/2016	0.326%	EUR	35,500	(408)	321	0	(87)
	U.S. Treasury Notes	0.250%	06/20/2016	0.326%		125,000	(2,169)	1,831	0	(338)
	U.S. Treasury Notes	0.250%	09/20/2016	0.326%		175,700	(2,371)	1,852	0	(519)
	United Kingdom Gilt	1.000%	06/20/2015	0.091%	$	100,000	1,202	405	1,607	0
	United Kingdom Gilt	1.000%	12/20/2015	0.111%		37,300	858	(105)	753	0

							$(100,378)	$177,877	$90,857	$(13,358)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
								Asset	Liability
BOA	CMBX.NA.AAA.4 Index	0.350%	02/17/2051	$	24,649	$(617)	$(138)	$0	$(755)
	CMBX.NA.AAA.6 Index	0.500%	05/11/2063		1,000	(43)	1	0	(42)
	MCDX-20 5-Year Index	1.000%	06/20/2018		25,000	(332)	1	0	(331)
BRC	CDX.EM-12 5-Year Index	5.000%	12/20/2014		75,200	8,835	(7,111)	1,724	0
	CDX.EM-13 5-Year Index	5.000%	06/20/2015		494,500	60,593	(44,695)	15,898	0
CBK	CMBX.NA.AAA.4 Index	0.350%	02/17/2051		9,859	(268)	(37)	0	(305)
	MCDX-15 5-Year Index	1.000%	12/20/2015		28,100	(1,092)	1,239	147	0
	MCDX-20 5-Year Index	1.000%	06/20/2018		70,000	(1,004)	77	0	(927)
DUB	CDX.EM-12 5-Year Index	5.000%	12/20/2014		99,900	11,676	(9,386)	2,290	0
	CDX.EM-13 5-Year Index	5.000%	06/20/2015		491,800	61,681	(45,869)	15,812	0
	CMBX.NA.AAA.4 Index	0.350%	02/17/2051		15,676	(422)	(58)	0	(480)
	MCDX-15 5-Year Index	1.000%	12/20/2015		25,000	(980)	1,111	131	0
FBF	CDX.EM-13 5-Year Index	5.000%	06/20/2015		32,400	4,200	(3,159)	1,041	0
	CMBX.NA.AAA.4 Index	0.350%	02/17/2051		4,042	(121)	(4)	0	(125)
GST	CDX.EM-12 5-Year Index	5.000%	12/20/2014		24,300	2,892	(2,335)	557	0
	CDX.EM-13 5-Year Index	5.000%	06/20/2015		50,700	6,337	(4,707)	1,630	0
	CDX.IG-9 10-Year Index 30-100%	0.508%	12/20/2017		241,125	0	3,734	3,734	0
	CDX.IG-9 10-Year Index 30-100%	0.548%	12/20/2017		62,017	0	1,064	1,064	0
	CMBX.NA.AAA.4 Index	0.350%	02/17/2051		13,113	(344)	(57)	0	(401)
	MCDX-14 5-Year Index	1.000%	06/20/2015		80,000	(4,046)	4,532	486	0
	MCDX-15 5-Year Index	1.000%	12/20/2015		10,000	(389)	441	52	0
	MCDX-20 5-Year Index	1.000%	06/20/2018		25,000	(329)	(3)	0	(332)
HUS	CDX.EM-12 5-Year Index	5.000%	12/20/2014		25,000	2,900	(2,327)	573	0
	CDX.EM-13 5-Year Index	5.000%	06/20/2015		934,300	115,625	(85,586)	30,039	0
JPM	CDX.EM-12 5-Year Index	5.000%	12/20/2014		25,000	2,838	(2,264)	574	0
	CDX.EM-13 5-Year Index	5.000%	06/20/2015		68,100	7,866	(5,676)	2,190	0
	CDX.IG-9 10-Year Index 30-100%	0.510%	12/20/2017		144,675	0	2,255	2,255	0
	CDX.IG-9 10-Year Index 30-100%	0.553%	12/20/2017		130,979	0	2,275	2,275	0
MYC	CDX.EM-12 5-Year Index	5.000%	12/20/2014		25,000	2,963	(2,389)	574	0
	CDX.EM-13 5-Year Index	5.000%	06/20/2015		153,200	16,939	(12,013)	4,926	0
	CMBX.NA.AAA.4 Index	0.350%	02/17/2051		44,126	(1,128)	(223)	0	(1,351)
	MCDX-15 5-Year Index	1.000%	12/20/2015		21,900	(866)	980	114	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	45

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
								Asset	Liability
	MCDX-20 5-Year Index	1.000%	06/20/2018	$	50,000	$(695)	$33	$0	$(662)
UAG	CDX.EM-12 5-Year Index	5.000%	12/20/2014		50,000	4,975	(3,829)	1,146	0

						$297,644	$(214,123)	$89,232	$(5,711)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign, U.S. municipal or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	8.860%	01/02/2017	BRL	271,100	$702	$(5,800)	$0	$(5,098)
	Pay	1-Year BRL-CDI	10.630%	01/02/2017		212,000	14	(1,034)	0	(1,020)
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MXN	1,020,000	(210)	1,895	1,685	0
	Pay	28-Day MXN-TIIE	5.500%	09/02/2022		423,300	(771)	(1,349)	0	(2,120)
BPS	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		136,900	(176)	(455)	0	(631)
BRC	Pay	28-Day MXN-TIIE	5.600%	09/06/2016		1,720,079	832	3,264	4,096	0
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		367,700	(214)	301	87	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		8,268,300	(3,992)	17,648	13,656	0
	Pay	28-Day MXN-TIIE	4.750%	02/26/2018		951,000	(680)	(349)	0	(1,029)
	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		328,400	(212)	260	48	0
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		272,900	(62)	327	265	0
	Pay	28-Day MXN-TIIE	5.750%	06/08/2020		536,000	(748)	317	0	(431)
	Pay	28-Day MXN-TIIE	6.650%	06/02/2021		800,000	555	1,305	1,860	0
	Pay	28-Day MXN-TIIE	5.750%	09/02/2022		156,000	64	(633)	0	(569)
	Pay	28-Day MXN-TIIE	6.000%	09/02/2022		466,000	(240)	(827)	0	(1,067)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		121,800	(350)	(212)	0	(562)
DUB	Pay	1-Year BRL-CDI	9.130%	01/02/2017	BRL	219,700	571	(4,701)	0	(4,130)
	Pay	1-Year BRL-CDI	10.630%	01/02/2017		60,000	16	(304)	0	(288)
	Pay	28-Day MXN-TIIE	5.750%	06/08/2020	MXN	300,000	(442)	201	0	(241)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		272,800	(460)	(799)	0	(1,259)

46	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2013

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GLM	Pay	1-Year BRL-CDI	9.095%	01/02/2017	BRL	171,300	$(23)	$(3,307)	$0	$(3,330)
	Pay	1-Year BRL-CDI	10.630%	01/02/2017		187,900	314	(1,218)	0	(904)
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MXN	2,009,300	(1,025)	4,344	3,319	0
	Pay	28-Day MXN-TIIE	4.750%	02/26/2018		875,400	(638)	(309)	0	(947)
	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		672,100	(422)	521	99	0
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		791,100	(152)	923	771	0
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		299,400	(734)	(648)	0	(1,382)
HUS	Pay	28-Day MXN-TIIE	5.600%	09/06/2016		3,248,200	530	7,205	7,735	0
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		1,119,200	(713)	977	264	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		3,033,000	(1,781)	6,790	5,009	0
	Pay	28-Day MXN-TIIE	4.750%	02/26/2018		363,100	(290)	(103)	0	(393)
	Pay	28-Day MXN-TIIE	5.000%	06/11/2018		73,000	(117)	67	0	(50)
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		266,700	(20)	280	260	0
	Pay	28-Day MXN-TIIE	5.750%	06/08/2020		345,000	(449)	171	0	(278)
	Pay	28-Day MXN-TIIE	5.500%	09/02/2022		2,226,300	(4,252)	(6,900)	0	(11,152)
	Pay	28-Day MXN-TIIE	5.750%	09/02/2022		500,000	(38)	(1,787)	0	(1,825)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		345,400	(568)	(1,026)	0	(1,594)
JPM	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		235,900	(95)	130	35	0
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		105,200	(7)	109	102	0
MYC	Pay	1-Year BRL-CDI	8.640%	01/02/2017	BRL	133,800	(155)	(2,754)	0	(2,909)
	Pay	1-Year BRL-CDI	9.140%	01/02/2017		486,200	1,596	(10,769)	0	(9,173)
	Pay	1-Year BRL-CDI	10.630%	01/02/2017		123,900	347	(943)	0	(596)
	Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MXN	2,098,700	852	4,145	4,997	0
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		500,000	52	67	119	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		3,355,000	(1,687)	7,228	5,541	0
	Pay	28-Day MXN-TIIE	5.000%	06/11/2018		47,000	(76)	44	0	(32)
	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		447,800	(252)	318	66	0
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		1,118,700	(176)	1,266	1,090	0
	Pay	28-Day MXN-TIIE	5.750%	06/08/2020		450,000	(559)	196	0	(363)
	Pay	28-Day MXN-TIIE	6.350%	06/02/2021		770,500	180	478	658	0
	Pay	28-Day MXN-TIIE	6.650%	06/02/2021		400,000	298	632	930	0
	Pay	28-Day MXN-TIIE	5.500%	09/02/2022		3,187,800	(7,127)	(8,843)	0	(15,970)
	Pay	28-Day MXN-TIIE	6.000%	09/02/2022		1,098,000	(416)	(2,097)	0	(2,513)
UAG	Pay	1-Year BRL-CDI	8.900%	01/02/2017	BRL	125,200	82	(2,703)	0	(2,621)
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MXN	175,000	(31)	320	289	0

							$(23,355)	$1,859	$52,981	$(74,477)

Total Swap Agreements							$178,538	$(42,653)	$233,070	$(97,185)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2013:

(n)	Securities with an aggregate market value of $796,949 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures (6)
BOA	$11,245	$0	$16,879	$28,124	$(157,277)	$(23,037)	$(10,091)	$(190,405)	$(162,281)	$152,304	$(9,977)
BPS	3,780	0	2,436	6,216	(94,896)	(8,442)	(1,754)	(105,092)	(98,876)	93,988	(4,888)
BRC	7,209	0	45,903	53,112	(107,927)	(19,276)	(6,399)	(133,602)	(80,490)	70,581	(9,909)
CBK	38,722	0	14,314	53,036	(26,641)	(7,981)	(2,565)	(37,187)	15,849	(17,790)	(1,941)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	47

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures (6)
DUB	$10,753	$0	$31,460	$42,213	$(8,523)	$(26,577)	$(8,309)	$(43,409)	$(1,196)	$(6,980)	$(8,176)
FBF	26,525	0	4,256	30,781	(156,754)	(815)	(978)	(158,547)	(127,766)	108,419	(19,347)
GLM	486	0	4,189	4,675	(12,682)	(113,321)	(6,563)	(132,566)	(127,891)	118,709	(9,182)
GST	0	0	14,939	14,939	0	0	(1,131)	(1,131)	13,808	(14,740)	(932)
HUS	10,059	0	45,405	55,464	(8,921)	0	(16,714)	(25,635)	29,829	(33,470)	(3,641)
JPM	21,854	0	13,614	35,468	(124,824)	(62)	(1,933)	(126,819)	(91,351)	71,524	(19,827)
MSC	21,938	0	0	21,938	(83,070)	0	0	(83,070)	(61,132)	21,362	(39,770)
MYC	0	0	29,467	29,467	0	(35,667)	(35,262)	(70,929)	(41,462)	(2,004)	(43,466)
RBC	7,086	0	0	7,086	(2,197)	0	0	(2,197)	4,889	(6,260)	(1,371)
RYL	0	0	3,192	3,192	(23,689)	(18,257)	(1,293)	(43,239)	(40,047)	41,192	1,145
SCX	16	0	0	16	(9)	0	0	(9)	7	0	7
SOG	0	0	1,325	1,325	0	0	(290)	(290)	1,035	(1,090)	(55)
UAG	4,572	0	5,691	10,263	(65,637)	(1,409)	(3,903)	(70,949)	(60,686)	53,028	(7,658)
WST	0	0	0	0	(115)	0	0	(115)	(115)	0	(115)

Total Over the Counter	$164,245	$0	$233,070	$397,315	$(873,162)	$(254,844)	$(97,185)	$(1,225,191)

(6)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$46,149	$46,149
Swap Agreements	0	159	0	0	12,968	13,127

	$0	$159	$0	$0	$59,117	$59,276

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$164,245	$0	$164,245
Swap Agreements	0	180,089	0	0	52,981	233,070

	$0	$180,089	$0	$164,245	$52,981	$397,315

	$0	$180,248	$0	$164,245	$112,098	$456,591

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,084	$2,084
Swap Agreements	0	5,217	0	0	3,824	9,041

	$0	$5,217	$0	$0	$5,908	$11,125

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$873,162	$0	$873,162
Written Options	0	8,782	0	10,133	235,929	254,844
Swap Agreements	0	22,708	0	0	74,477	97,185

	$0	$31,490	$0	$883,295	$310,406	$1,225,191

	$0	$36,707	$0	$883,295	$316,314	$1,236,316

48	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2013

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$8,771	$8,771
Futures	0	0	0	0	(509,653)	(509,653)
Swap Agreements	0	(88,659)	0	0	(637,217)	(725,876)

	$0	$(88,659)	$0	$0	$(1,138,099)	$(1,226,758)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$474,503	$0	$474,503
Written Options	0	1,463	0	38,345	187,865	227,673
Swap Agreements	0	261,216	0	(20,057)	74,523	315,682

	$0	$262,679	$0	$492,791	$262,388	$1,017,858

	$0	$174,020	$0	$492,791	$(875,711)	$(208,900)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(1,722)	$(1,722)
Futures	0	0	0	0	314,047	314,047
Swap Agreements	0	75,466	0	0	1,278,420	1,353,886

	$0	$75,466	$0	$0	$1,590,745	$1,666,211

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(827,542)	$0	$(827,542)
Written Options	0	4,234	0	16,499	(134,251)	(113,518)
Swap Agreements	0	(176,196)	0	(15,560)	(96,853)	(288,609)

	$0	$(171,962)	$0	$(826,603)	$(231,104)	$(1,229,669)

	$0	$(96,496)	$0	$(826,603)	$1,359,641	$436,542

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Securities, at Value
Bank Loan Obligations	$0	$1,581,272	$97,582	$1,678,854
Corporate Bonds & Notes
Banking & Finance	0	28,716,479	183,240	28,899,719
Industrials	0	3,204,967	75,377	3,280,344
Utilities	0	2,494,990	84	2,495,074
Municipal Bonds & Notes
Alabama	0	107,756	0	107,756
Arizona	0	11,256	0	11,256
California	0	4,188,769	0	4,188,769
Colorado	0	69,410	0	69,410
Connecticut	0	172	0	172
District of Columbia	0	9,365	0	9,365
Florida	0	72,709	0	72,709
Georgia	0	85,140	0	85,140
Illinois	0	678,067	0	678,067

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	49

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Indiana	$0	$59,481	$0	$59,481
Iowa	0	62,048	0	62,048
Kansas	0	21,590	0	21,590
Louisiana	0	87,832	0	87,832
Massachusetts	0	93,081	0	93,081
Michigan	0	53,481	0	53,481
Missouri	0	502	0	502
Nebraska	0	11,470	0	11,470
Nevada	0	398,771	0	398,771
New Jersey	0	222,927	0	222,927
New Mexico	0	8,829	0	8,829
New York	0	2,156,163	0	2,156,163
North Carolina	0	53,169	0	53,169
Ohio	0	650,476	34,937	685,413
Oregon	0	36,720	0	36,720
Pennsylvania	0	50,506	0	50,506
Rhode Island	0	7,155	0	7,155
South Carolina	0	25,477	0	25,477
Tennessee	0	6,731	0	6,731
Texas	0	265,730	0	265,730
Utah	0	714	0	714
Virginia	0	26,232	0	26,232
Washington	0	202,387	0	202,387
West Virginia	0	122,950	0	122,950
Wisconsin	0	91,698	0	91,698
U.S. Government Agencies	0	83,148,689	35,497	83,184,186
U.S. Treasury Obligations	0	70,077,629	0	70,077,629
Mortgage-Backed Securities	0	15,497,818	332,833	15,830,651
Asset-Backed Securities	0	6,132,904	150,344	6,283,248
Sovereign Issues	0	13,115,470	0	13,115,470
Convertible Preferred Securities
Banking & Finance	167,121	0	0	167,121
Industrials	0	0	0	0
Preferred Securities
Banking & Finance	126,018	0	0	126,018
Industrials	0	3,821	0	3,821
Short-Term Instruments
Certificates of Deposit	0	732,720	0	732,720
Commercial Paper	0	1,133,720	0	1,133,720
Repurchase Agreements	0	685,500	0	685,500
Short-Term Notes	0	25,104	0	25,104
Italy Treasury Bills	0	6,032,882	0	6,032,882
Mexico Treasury Bills	0	1,982,154	0	1,982,154
Spain Treasury Bills	0	2,283,967	0	2,283,967
U.S. Treasury Bills	0	148,754	0	148,754
	$293,139	$246,937,604	$909,894	$248,140,637

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$24,503,331	$0	$0	$24,503,331

Total Investments	$24,796,470	$246,937,604	$909,894	$272,643,968

Short Sales, at Value
U.S. Government Agencies	$0	$(739,805)	$0	$(739,805)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	46,149	13,127	0	59,276
Over the counter	0	397,315	0	397,315
	$46,149	$410,442	$0	$456,591

50	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2013

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(2,084)	$(9,041)	$0	$(11,125)
Over the counter	0	(1,216,002)	(9,189)	(1,225,191)
	$(2,084)	$(1,225,043)	$(9,189)	$(1,236,316)

Totals	$24,840,535	$245,383,198	$900,705	$271,124,438

There were no transfers between Level 1 and 2 during the period ended September 30, 2013.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2013:

Category and Subcategory	Beginning Balance at 03/31/2013	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2013 (1)
Investments in Securities, at Value
Bank Loan Obligations	$434,777	$9,504	$(357,661)	$532	$769	$(5,953)	$15,614	$0	$97,582	$3,314
Corporate Bonds & Notes
Banking & Finance	185,161	201	(539)	(152)	(20)	(1,411)	0	0	183,240	(1,407)
Industrials	115,423	0	(36,133)	(165)	864	(3,945)	0	(667)	75,377	(941)
Utilities	11,011	0	(10,543)	(7)	(156)	(221)	0	0	84	0
Municipal Bonds & Notes
Ohio	50,766	0	(7,900)	116	467	1,988	0	(10,500)	34,937	1,289
U.S. Government Agencies	41,548	1,465	(6,631)	5	(693)	(197)	0	0	35,497	(224)
Mortgage-Backed Securities	370,606	76	(53,150)	698	2,186	(7,813)	20,230	0	332,833	(7,997)
Asset-Backed Securities	223,909	0	(50,939)	597	424	863	0	(24,510)	150,344	1,023
Convertible Preferred Securities
Industrials	0	0	0	0	0	0	0	0	0	0

	$1,433,201	$11,246	$(523,496)	$1,624	$3,841	$(16,689)	$35,844	$(35,677)	$909,894	$(4,943)

Financial Derivative Instruments - Liabilities
Over the counter	$(13,392)	$0	$0	$0	$0	$4,203	$0	$0	$(9,189)	$4,203

Totals	$1,419,809	$11,246	$(523,496)	$1,624	$3,841	$(12,486)	$35,844	$(35,677)	$900,705	$(740)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Bank Loan Obligations	$72,575	Benchmark Pricing	Base Price	90.70-90.75
	25,007	Third Party Vendor	Broker Quote	100.25
Corporate Bonds & Notes
Banking & Finance	62,997	Benchmark Pricing	Base Price	100.88-112.00
	120,243	Third Party Vendor	Broker Quote	97.58-107.95
Industrials	9,351	Benchmark Pricing	Base Price	105.52
	66,026	Third Party Vendor	Broker Quote	105.00-116.13
	0	Other Valuation Techniques (2)	—	—
Utilities	84	Third Party Vendor	Broker Quote	98.50
Municipal Bonds & Notes
Ohio	34,937	Benchmark Pricing	Base Price	97.36

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	51

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

(Unaudited)

September 30, 2013

Category and Subcategory	Ending Balance at 09/30/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
U.S. Government Agencies	$23,593	Benchmark Pricing	Base Price	95.98-110.00
	11,904	Third Party Vendor	Broker Quote	99.75
Mortgage-Backed Securities	103,326	Benchmark Pricing	Base Price	80.90-109.13
	229,507	Third Party Vendor	Broker Quote	83.67-93.47
Asset-Backed Securities	119,963	Benchmark Pricing	Base Price	96.50-99.80
	30,381	Third Party Vendor	Broker Quote	100.94
Convertible Preferred Securities Industrials	0	Other Valuation Techniques (2)	—	—

Financial Derivative Instruments - Liabilities
Over the counter	(9,189)	Indicative Market Quotation	Broker Quote	0.11-0.13

Total	$900,705

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

52	PIMCO TOTAL RETURN FUND	See Accompanying Notes

Notes to Financial Statements

(Unaudited)

September 30, 2013

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares of the PIMCO Total Return Fund (the “Fund”) offered by the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Fund is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	53

Notes to Financial Statements (Cont.)

held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid and are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period and are included in net change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about

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financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statements of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Schedule of Investments and the Principal Risks Note in the Notes to Financial Statements for additional details.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

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Notes to Financial Statements (Cont.)

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale).

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of valuation methods used by third party pricing services (Level 2) to the use

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of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are

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Notes to Financial Statements (Cont.)

stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party

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prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations and Assignments  The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other

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Notes to Financial Statements (Cont.)

borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding.

Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of September 30, 2013, the Fund had $209,990,009 in unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

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Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Restricted Securities  The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at September 30, 2013 are disclosed in the Notes to Schedule of Investments.

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Notes to Financial Statements (Cont.)

U.S. Government Agencies or Government-Sponsored Enterprises  The Fund may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Fund may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Fund. The table below shows the Fund’s transactions in and earnings from investments in the Central Funds for the period ended September 30, 2013 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 03/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 09/30/2013	Dividend Income	Net Capital Gain Distributions
$1	$574,213	$(574,100)	$13	$0	$127	$13	$0

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Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 09/30/2013	Dividend Income	Net Capital Gain Distributions
$11,196,127	$45,122,928	$(31,825,300)	$(1,912)	$11,361	$24,503,204	$25,428	$0

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Fund may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on

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Notes to Financial Statements (Cont.)

the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Fund may enter into short sales transactions. A short sale is a transaction in which the Fund sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Fund uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  The Fund may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the

64	PIMCO TOTAL RETURN FUND

(Unaudited)

September 30, 2013

U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included on the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

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Notes to Financial Statements (Cont.)

Inflation-Capped Options  The Fund may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Fund writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Fund purchases an inflation-capped option, the Fund pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  The Fund may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Credit Default Swaptions  The Fund may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Fund may write or purchase foreign currency options. Purchasing foreign currency options gives the Fund the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Fund may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation

66	PIMCO TOTAL RETURN FUND

(Unaudited)

September 30, 2013

Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or

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Notes to Financial Statements (Cont.)

underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate, sovereign or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the

68	PIMCO TOTAL RETURN FUND

(Unaudited)

September 30, 2013

quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of September 30, 2013 for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Cross-Currency Swap Agreements  The Fund may enter into cross-currency swap agreements to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	69

Notes to Financial Statements (Cont.)

7. PRINCIPAL RISKS

In the normal course of business the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Fund may be subject to, please see the Important Information About the Fund.

Market Risks  The Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Fund’s investments in commodity-linked financial derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

70	PIMCO TOTAL RETURN FUND

(Unaudited)

September 30, 2013

Credit and Counterparty Risks  The Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Fund by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. The Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Fund is subject to various or netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	71

Notes to Financial Statements (Cont.)

used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection

72	PIMCO TOTAL RETURN FUND

(Unaudited)

September 30, 2013

beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

Supervisory and Administrative Fee
Institutional Class	Class P	Administrative Class	Class D	A, B, C and R Classes

0.21%	0.31%	0.21%	0.25%	0.35%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class B, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class B, Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for each of Class B and Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class B, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of the Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, the Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	73

Notes to Financial Statements (Cont.)

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class B	0.75%	0.25%
Class C	0.75%	0.25%
Class R	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class	0.25%
Class D	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money Market Funds, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class B and Class C shares. For the period ended September 30, 2013, the Distributor received $12,437,269 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $1,500 for each Board of Trustees meeting attended

74	PIMCO TOTAL RETURN FUND

(Unaudited)

September 30, 2013

telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $2,250.

These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended September 30, 2013, the Fund engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO Total Return Fund	$4,873,890	$12,270,405

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales

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Notes to Financial Statements (Cont.)

may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2013, were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$252,887,873	$259,852,535	$20,379,215	$60,620,706

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 09/30/2013		Year Ended 03/31/2013
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1,845,237	$20,232,504	4,892,108	$55,549,746
Class P	188,720	2,068,680	533,741	6,051,947
Administrative Class	307,179	3,371,971	702,836	7,984,132
Class D	198,856	2,192,016	524,485	5,960,753
Class A	233,339	2,564,192	669,327	7,602,963
Class B	52	564	334	3,786
Class C	50,621	561,034	242,897	2,762,351
Class R	33,012	362,976	101,861	1,156,740

Issued as reinvestment of distributions
Institutional Class	185,781	2,033,202	870,439	9,877,172
Class P	8,776	96,086	43,382	492,301
Administrative Class	32,911	360,229	172,300	1,955,056
Class D	19,229	210,569	102,349	1,161,306
Class A	22,558	247,045	123,978	1,406,618
Class B	128	1,407	1,090	12,363
Class C	5,745	63,053	41,342	468,914
Class R	2,921	31,994	16,649	188,880

Cost of shares redeemed
Institutional Class	(3,553,864)	(38,586,411)	(3,390,704)	(38,480,322)
Class P	(386,681)	(4,199,924)	(349,951)	(3,960,791)
Administrative Class	(552,487)	(6,028,215)	(795,911)	(9,022,033)
Class D	(449,754)	(4,892,160)	(481,035)	(5,457,189)
Class A	(542,131)	(5,899,060)	(765,863)	(8,682,998)
Class B	(5,972)	(65,035)	(8,287)	(93,965)
Class C	(258,179)	(2,803,385)	(210,148)	(2,384,032)
Class R	(59,380)	(647,405)	(86,439)	(981,148)
Net increase (decrease) resulting from Fund share transactions	(2,673,383)	$(28,724,073)	2,950,780	$33,572,550

76	PIMCO TOTAL RETURN FUND

(Unaudited)

September 30, 2013

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with U.S. GAAP, the Investment Adviser has reviewed the Fund’s tax positions for all open tax years. As of September 30, 2013, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years ending in 2010-2012, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of September 30, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (1)
$ 271,115,458	$5,837,879	$(4,309,369)	$1,528,510
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

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Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	GST	Goldman Sachs International
BOA	Bank of America N.A.	HUS	HSBC Bank USA N.A.
BOM	Bank of Montreal	JPM	JPMorgan Chase Bank N.A.
BOS	Banc of America Securities LLC	JPS	JPMorgan Securities, Inc.
BPS	BNP Paribas S.A.	MSC	Morgan Stanley & Co., Inc.
BRC	Barclays Bank PLC	MYC	Morgan Stanley Capital Services, Inc.
BSN	Bank of Nova Scotia	RBC	Royal Bank of Canada
CBK	Citibank N.A.	RYL	Royal Bank of Scotland Group PLC
DEU	Deutsche Bank Securities, Inc.	SAL	Citigroup Global Markets, Inc.
DUB	Deutsche Bank AG	SCX	Standard Chartered Bank
FBF	Credit Suisse International	SOG	Societe Generale
FOB	Credit Suisse Securities (USA) LLC	SSB	State Street Bank and Trust Co.
GLM	Goldman Sachs Bank USA	UAG	UBS AG Stamford
GRE	RBS Securities, Inc.	WFS	Wells Fargo Securities, LLC
GSC	Goldman Sachs & Co.	WST	Westpac Banking Corp.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound
BRL	Brazilian Real	HKD	Hong Kong Dollar
CAD	Canadian Dollar	JPY	Japanese Yen
CHF	Swiss Franc	MXN	Mexican Peso
CNY	Chinese Renminbi	NZD	New Zealand Dollar
DKK	Danish Krone	USD	United States Dollar
EUR	Euro

Exchange Abbreviations:
OTC	Over-the-Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CMBX	Commercial Mortgage-Backed Index
CDX.HY	Credit Derivatives Index - High Yield	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index
CDX.IG	Credit Derivatives Index - Investment Grade	MCDX	Municipal Bond Credit Derivative Index

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal	FGIC	Financial Guaranty Insurance Co.
AMBAC	American Municipal Bond Assurance Corp.	NPFGC	National Public Finance Guarantee Corp.
CR	Custodial Receipts

Other Abbreviations:
CDI	Brazil Interbank Deposit Rate	OIS	Overnight Index Swap
EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
LIBOR	London Interbank Offered Rate

78	PIMCO TOTAL RETURN FUND

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Sub-Advisory Agreements

(Unaudited)

At a meeting held on August 12-13, 2013, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including all of the independent Trustees, approved the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s series (the “Funds”) for an additional one-year term through August 31, 2014. The Board also considered and approved for an additional one-year term through August 31, 2014, the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Funds. The Board also considered and approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“RALLC”), on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, for an additional one-year term through August 31, 2014; and (ii) Sub-Advisory Agreements (the “Sub-Advisory Agreements”) with RALLC, on behalf of PIMCO EM Fundamental IndexPLUS® AR Strategy Fund, PIMCO Fundamental Advantage Absolute Return Strategy Fund, PIMCO Fundamental IndexPLUS® AR Fund, PIMCO International Fundamental IndexPLUS® AR Strategy Fund, PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund and PIMCO Worldwide Fundamental Advantage AR Strategy Fund, each a series of the Trust, for an additional one-year term through August 31, 2014.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Funds’ investment performance and a significant amount of information relating to fund operations, including the Funds’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Funds, and, if available, information about the fees charged and services provided to other clients with similar investment mandates as the Funds. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements, the Asset Allocation Agreement, and

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the Sub-Advisory Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 12-13, 2013 meeting. The independent Trustees also met with counsel to the Trust on August 2, 2013 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to fund profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders; and its attention to matters that may involve conflicts of interest between the Funds’ investments and those of other accounts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time, including the PIMCO All Asset suite, the PIMCO CommodityRealReturn Strategy Fund®, the PIMCO Emerging Markets Corporate Bond Fund, the PIMCO Global Advantage® Strategy Bond Fund, the PIMCO Global Multi-Asset Fund, the PIMCO RealRetirement® Funds, the PIMCO Real Return Fund and the PIMCO Unconstrained Bond Fund.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Funds do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only the counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

80	PIMCO TOTAL RETURN FUND

(Unaudited)

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2012, including, but not limited to, undertaking significant technology and outsourcing initiatives, expanding the quality management system for processes/activities, implementing a new relationship management model with key intermediaries, enhancing the Funds’ recordkeeping system to comply with Internal Revenue Service cost basis reporting requirements, transitioning to a proprietary platform for shareholder cash flow reporting, continuing to refine the “Pricing Portal” to streamline and automate certain pricing functions, continuing to migrate shareholder confirmation and statement creation and mailing to Broadridge Investor Connection Solutions, Inc., streamlining processes to enable earlier daily net asset value delivery to major intermediary clients and to enhance transparency in the pricing process, working with PricewaterhouseCoopers LLP to analyze the impact of the Foreign Account Tax Compliance Act, and engaging in extensive preparation and testing of business continuity capabilities to respond quickly in the event of a crisis.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by RALLC to the PIMCO EM Fundamental IndexPLUS® AR Strategy Fund, PIMCO Fundamental Advantage Absolute Return Strategy Fund, PIMCO Fundamental IndexPLUS® AR Fund, PIMCO International Fundamental IndexPLUS® AR Strategy Fund, PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund and PIMCO Worldwide Fundamental Advantage AR Strategy Fund. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreement and Sub-Advisory Agreements are likely to benefit the Funds and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Funds under the Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of

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Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Sub-Advisory Agreements (Cont.)

these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Funds’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2013 and other performance data, as available, for the period ended June 30, 2013 (the “PIMCO Report”) and from Lipper concerning the Funds’ one-, three-, five-, ten- and fifteen-year performance, as available, for the periods ended May 31, 2013 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 12-13, 2013 meeting. The Trustees noted that the assets of the Funds continued to grow and that a majority of the Funds outperformed the Lipper medians over the three-year and longer periods ended May 31, 2013. The Board noted that, as of May 31, 2013, the Institutional Class of 66%, 79% and 72% of the Funds outperformed its Lipper category median over the three-year, five-year and ten-year period, respectively. The Trustees considered that other classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Funds may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the funds’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Funds offer (i.e., Funds may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Funds and their so-called peers may be inexact.

The Board noted that, of the Funds with at least five years of performance history, 93% of the PIMCO Funds’ assets (based on Institutional Class Performance) have outperformed the relative benchmark indexes on a net-of-fees basis over the five-year period ended May 31, 2013. The Board also noted that, according to Lipper, the Funds generally performed well versus competitors during the short- and long-term, but that certain Funds had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered PIMCO’s proposal to reduce the advisory fees and supervisory and administrative fees for certain Funds effective October 1, 2013, and historic fee reductions, including the supervisory and administrative fee reductions that took effect in May 2011.

82	PIMCO TOTAL RETURN FUND

(Unaudited)

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, while providing premium investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Fund returns to current and potential investors. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers reductions where appropriate, and noted in particular, the proposed reductions in the advisory fees and supervisory and administrative fees for certain Funds effective October 1, 2013. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds.

The Board also reviewed data comparing the Funds’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Funds were equal to or lower than PIMCO standard separate account fee rates in 34 out of 48 strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Funds, the size of the assets under management with PIMCO, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate

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Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Sub-Advisory Agreements (Cont.)

accounts may have other contractual arrangements that justify different levels of fees. In considering the fees paid by the Funds, the Board also noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same fee rates as institutional investors in the Funds.

The Board also considered the Funds’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Funds’ business has become increasingly complex and the number of Funds has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare PIMCO Funds’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Funds. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. The Board noted that several Funds launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Funds’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying Funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying Funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Fund fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels even if the Funds’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and

84	PIMCO TOTAL RETURN FUND

(Unaudited)

supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Fund, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Fund’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Funds and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Fund’s operating costs rise. The Board reviewed the history of the Funds’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Fund at specified levels for a period of time to make the Funds attractive to an institutional shareholder base. The Board noted that additional Funds and share classes have been launched on that institutional platform, which has meant that, overall, the Funds have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Funds had been set competitively, had been reduced for some Funds over time including the proposed reductions for certain Funds, had been held steady for most Funds as assets grew and continued to be competitive compared with peers. The Trustees noted that the absence of breakpoints in the Funds’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. The Trustees noted that the benefits of the unified fee were apparent during the recent financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets.

The Board concluded that the Funds’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Funds, to the benefit of Fund shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	85

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Sub-Advisory Agreements (Cont.)

(Unaudited)

management business due to the reputation and market penetration of the Funds. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Funds and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Funds’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and RALLC favored the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreements. The Board concluded that the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreement and the Sub-Advisory Agreements, and that the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreements was in the best interests of the Funds and their shareholders.

86	PIMCO TOTAL RETURN FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class B, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

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PF4014SAR_093013

Your Global Investment Authority

PIMCO Funds

Semiannual Report

September 30, 2013

Real Return Strategy Funds

PIMCO Real Income 2019 Fund®

PIMCO Real Income 2029 Fund®

PIMCO Real Return Asset Fund

PIMCO RealEstateRealReturn Strategy Fund

PIMCO CommoditiesPLUS® Short Strategy Fund

PIMCO CommoditiesPLUS® Strategy Fund

PIMCO Inflation Response Multi-Asset Fund

Share Classes

■	Institutional
■	P
■	D
■	A
■	B
■	C
■	R

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		13
Benchmark Descriptions		15
Financial Highlights		18
Statements of Assets and Liabilities		26
Consolidated Statements of Assets and Liabilities		28
Statements of Operations		30
Consolidated Statements of Operations		31
Statements of Changes in Net Assets		32
Consolidated Statements of Changes in Net Assets		33
Statements of Cash Flows		34
Notes to Financial Statements		88
Glossary		110
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Sub-Advisory Agreements		111

Fund	Fund Summary	Schedule of Investments

PIMCO Real Income 2019 Fund®	6	35
PIMCO Real Income 2029 Fund®	7	37
PIMCO Real Return Asset Fund	8	38
PIMCO RealEstateRealReturn Strategy Fund	9	46
PIMCO CommoditiesPLUS® Short Strategy Fund	10	56
PIMCO CommoditiesPLUS® Strategy Fund	11	63
PIMCO Inflation Response Multi-Asset Fund	12	77

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Over the past six months, investors witnessed periods of heightened market volatility brought on by uncertainty around monetary and fiscal policy, geopolitical concerns in Egypt and Syria, and a slower than-historically expected rebound in the global economy.

In particular, beginning in late May conditions in financial markets deteriorated rapidly as investors reacted to signals by the Federal Reserve (“Fed”) that it might begin to slow its quantitative easing (QE3) asset purchases. Fed Chairman Ben Bernanke outlined a plan for eventually tapering purchases of U.S. Treasuries and mortgage-backed securities (“MBS”) as the U.S. economy begins to meet certain growth targets. This shift in tone in late May spooked investors, and fueled a broad-based sell-off in fixed income assets through June and again in early September, raising prices for market liquidity and sending yields higher across the risk spectrum.

However, the volatility led to a policy clarification in mid-September. While markets had already begun pricing in a “taper lite,” the Fed surprised most investors when it announced that not only would no tapering occur for now, but also that it had broadened its unemployment and inflation targets. The decision to maintain its $85 billion monthly purchases was believed to reflect the sluggishness of the U.S. economic recovery and continued concerns about fiscal uncertainty in Washington. It also highlighted the unprecedented dependence of asset prices on central bank policy in the absence of strong economic fundamentals. The Fed’s tempered economic outlook and decision to hold off any tapering for the time being, while maintaining the Federal Funds Rate within a narrow range of 0-25 basis points, helped to stabilize bond prices.

Towards the end of the reporting period and into October, investors were kept on edge by the uncertain fiscal policy landscape—namely the partial shutdown of the U.S. government that began during the first week of October, the ongoing debt ceiling negotiations between the White House and Congress, and confirmation proceedings for the next Fed Chairman. Investors were relieved by the last-minute deal announced on October 17 that reached an agreement to reopen the U.S. government and raise the debt ceiling. However, political rancor and dysfunction in Washington is likely to contribute to further volatility in the financial markets.

Although markets have stabilized somewhat and bond yields have generally moved lower from the highs reached in early September, the need for vigilance has increased. The global markets and economy remain uncertain, with potential for added instability from fiscal mishaps in Washington or geopolitical events such as those in Egypt and Syria.

Included below are highlights of the financial markets during our six-month reporting period:

■

U.S. Treasuries generally underperformed most other developed sovereign bond markets on a hedged basis during the reporting period. The threat of a reduction in the Fed’s asset purchase program (QE3) weighed on U.S. Treasuries through much of the summer, when the 10-year U.S. Treasury yield reached a high of 3.00% in September. U.S. Treasury yields subsequently fell in mid-September due to lower-than-expected job growth, among other sluggish economic indicators, and the Fed’s decision not to taper its asset purchase program. The yield on the benchmark 10-year U.S. Treasury note was 2.61% at the end of the reporting period, compared with 1.85% on March 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, declined 1.77% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) declined 6.40%, as represented by the Barclays U.S. TIPS Index. Real rates backed up beginning in late May amid the Fed’s comments that it would begin to scale down monthly asset purchases by the end of the year if the economy grows as expected. In addition, technical factors further pressured the U.S. TIPS market, causing U.S. TIPS to underperform nominal U.S. Treasuries. Real rate volatility subsided towards the end of the reporting period in response to the Fed’s September announcement to postpone tapering and as technicals improved. Diversified commodities posted negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 7.52%.

2	PIMCO REAL RETURN STRATEGY FUNDS

■

Agency mortgage-backed securities outperformed like-duration U.S. Treasuries amid a general stabilization in interest rates and the Fed’s surprising decision not to taper towards the end of the reporting period. The Fed’s active participation in the MBS sector continued to drive differentiation in performance between coupons. As a result, mid-range coupons were notable outperformers relative to like-duration U.S. Treasuries. These “Fed-supported” origination coupons benefited from the Fed’s decision not to taper, as well as increased demand from real estate investment trusts (“REITs”) and money managers. Prices for non-Agency mortgages rose, particularly those with lower quality collateral. Commercial MBS also outperformed due to an increase in risk appetite on the back of continued accommodative monetary policies.

■

The U.S. investment grade credit market outperformed like-duration U.S. Treasuries as spreads tightened amid improving growth fundamentals in the U.S. and Europe. In terms of relative performance, the financial sector outperformed non-financials as balance sheets and profits continued to improve. The high yield sector also posted strong absolute returns, outperforming most other fixed income sectors driven by investor demand for higher yielding assets with lower duration (or sensitivity to changes in market interest rates) alongside concerns for rising interest rates.

■

Municipal bonds, both tax-exempt and taxable, posted negative absolute returns as municipal yields moved higher. Rising interest rate concerns associated with the possibility of Fed tapering, along with harmful headlines about municipal bonds issued by Detroit and Puerto Rico, drove market weakness during the period. Longer duration and lower quality municipal bonds underperformed the general municipal bond market, with new issue volume declining as issuers remained on the sidelines due to concern over a potential rising interest rate environment.

■

Emerging market (“EM”) fixed income assets underperformed U.S. Treasuries as speculation regarding Fed tapering and the implication of slower growth in China weighed on EM fixed income assets, both external and local, despite a September rally after the Fed decided against immediate tapering.

■

Despite a generally volatile period for equities globally, U.S. equities returned 8.31%, as measured by the S&P 500 Index, and global equities, as represented by the MSCI World Index, returned 8.87%. However, emerging market equities, as measured by the MSCI Emerging Markets Index, declined 2.78%.

On the following pages of this PIMCO Funds Semiannual Report, please find specific details of each Fund’s investment performance and a discussion of factors that most affected performance.

Thank you for the trust you have placed in us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com/investments to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board and President PIMCO Funds October 23, 2013

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a Fund. Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: allocation risk, acquired fund risk, value investing risk, interest rate risk, credit risk, high yield and distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, gold-related risk, leveraging risk, inverse correlation and compounding risk, smaller company risk, small-cap and mid-cap company risk, arbitrage risk, management risk, short sale risk, convertible securities risk, commodity risk, tax risk and subsidiary risk. A complete description of these and other risks is contained in each Fund’s prospectus. The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified fund.

On each individual Fund Summary page in this Semiannual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflects any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class B shares are subject to a CDSC, which declines from 3.5% (or 5% for certain Funds) in the first year to 0% at the end of the fifth year (or sixth year for certain Funds). As of November 1, 2009, Class B shares of PIMCO Funds are no longer available for purchase, except through exchanges and dividend reinvestments. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on each individual Fund Summary page are as of the currently effective prospectus, as supplemented to date. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 at the end of the month that the Institutional Class of the Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P, or Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same Fund Classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes.

4	PIMCO REAL RETURN STRATEGY FUNDS

The PIMCO CommoditiesPLUS® Short Strategy Fund and PIMCO CommoditiesPLUS® Strategy Fund are intended for long-term investors and an investment in the Funds should be no more than a small part of a typical diversified portfolio. Each Fund’s share price is expected to be more volatile than that of other funds. Each Fund may invest directly or indirectly (through investment in a wholly-owned subsidiary) in commodity-linked derivative instruments and/or notes which may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments and/or notes may be affected by changes in overall market movements, changes in interest rates, and other factors such as weather, disease, embargoes, and international economic and political developments, as well as the trading activity of speculators and arbitrageurs in the underlying commodities.

The PIMCO Real Income 2019 Fund® and PIMCO Real Income 2029 Fund® are designed to represent the portion of a retiree’s portfolio devoted to meeting required spending needs not covered by Social Security or defined benefit plans. The PIMCO Real Income 2019 Fund®’s and PIMCO Real Income 2029 Fund®’s portfolios are composed of mostly Treasury Inflation-Protected Securities (TIPS), with maturities structured over a predetermined time frame to generate systematic, inflation-adjusted distributions. These distributions are a combination of interest and principal, both of which are automatically adjusted to the rate of inflation; they are paid out monthly until the Fund reaches its final maturity date (either 2019 or 2029).

The PIMCO Inflation Response Multi-Asset Fund (“PIMCO Fund of Funds”) may invest its assets in Underlying PIMCO Funds. The cost of investing in the Fund will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds.

The following table discloses the inception dates of each Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class P	Class D	Class A	Class B	Class C	Class R
PIMCO Real Income 2019 Fund®	10/30/09	10/30/09	10/30/09	10/30/09	10/30/09	—	10/30/09	—
PIMCO Real Income 2029 Fund®	10/30/09	10/30/09	10/30/09	10/30/09	10/30/09	—	10/30/09	—
PIMCO Real Return Asset Fund	11/12/01	11/12/01	11/19/10	—	—	—	—	—
PIMCO RealEstateRealReturn Strategy Fund	10/30/03	10/30/03	04/30/08	10/30/03	10/30/03	10/30/03	10/30/03	—
PIMCO CommoditiesPLUS® Short Strategy Fund	08/17/10	08/17/10	08/17/10	08/17/10	09/30/10	—	09/30/10	—
PIMCO CommoditiesPLUS® Strategy Fund	05/28/10	05/28/10	05/28/10	05/28/10	05/28/10	—	05/28/10	05/28/10
PIMCO Inflation Response Multi-Asset Fund	08/31/11	08/31/11	08/31/11	08/31/11	08/31/11	—	08/31/11	08/31/11

For periods prior to the inception date of the Class P, Class D, Class A, Class B, Class C and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares, respectively.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	5

PIMCO Real Income 2019 Fund®

Institutional Class - PRIFX	Class A - PCIAX
Class P - PICPX	Class C - PRLCX
Class D - PRLDX

Cumulative Returns Through September 30, 2013

Allocation Breakdown‡

U.S. Treasury Obligations	98.9%
Short-Term Instruments	1.1%
‡	% of Total Investments as of 09/30/13

Average Annual Total Return for the period ended September 30, 2013
	6 Months*	1 Year	Fund Inception (10/30/09)
PIMCO Real Income 2019 Fund® Institutional Class	-3.11%	-2.38%	3.47%
PIMCO Real Income 2019 Fund® Class P	-3.02%	-2.45%	3.41%
PIMCO Real Income 2019 Fund® Class D	-3.14%	-2.66%	3.12%
PIMCO Real Income 2019 Fund® Class A	-3.26%	-2.66%	3.19%
PIMCO Real Income 2019 Fund® Class A (adjusted)	-6.92%	-6.35%	2.19%
PIMCO Real Income 2019 Fund® Class C	-3.46%	-3.26%	2.68%
PIMCO Real Income 2019 Fund® Class C (adjusted)	-4.36%	-4.10%	2.68%
Barclays US TIPS Real Income 2019 Index	-2.75%	-1.92%	3.70%
Lipper Retirement Income Funds Average	2.48%	7.26%	7.90%	**

All Fund returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 10/31/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.39% for Institutional Class shares, 0.49% for Class P shares, 0.79% for Class D shares, 0.79% for Class A shares, and 1.29% for Class C shares.

Portfolio Insights

»

The PIMCO Real Income 2019 Fund® seeks to provide consistent real (inflation-adjusted) distributions through its maturity date in 2019, by investing under normal circumstances at least 90% of its net assets in inflation-indexed bonds issued by the U.S. Treasury. The Fund also may invest in the following: U.S. Treasury bills, notes, bonds, and other obligations issued by, or guaranteed as to principal and interest by, the U.S. government and futures contracts on U.S. Treasury securities. Inflation-indexed bonds are fixed-income securities that are structured to provide protection against inflation.

»

The Fund is often used by retirees as a liquid source of baseline income to meet required spending needs not covered by Social Security or pensions. However, the Fund can also be used to satisfy other needs for systematic, inflation-adjusted income for a defined term.

»

The Fund’s positioning in U.S. Treasury Inflation-Protected Securities (“TIPS”) maturing in 2019 or sooner, as represented by the Barclays U.S. TIPS Real Income 2019 Index, generated a total return performance of -2.75% for the reporting period, which detracted from the Fund’s performance.

»	The distribution per share of the Fund was adjusted down to 1.96% during the reporting period according to changes in the non-seasonally adjusted Consumer Price Index.

6	PIMCO REAL RETURN STRATEGY FUNDS

PIMCO Real Income 2029 Fund®

Institutional Class - PRIIX	Class A - POIAX
Class P - PRQCX	Class C - PORCX
Class D - PORDX

Cumulative Returns Through September 30, 2013

Allocation Breakdown‡

U.S. Treasury Obligations	98.4%
Short-Term Instruments	1.6%
‡	% of Total Investments as of 09/30/13

Average Annual Total Return for the period ended September 30, 2013
	6 Months*	1 Year	Fund Inception (10/30/09)
PIMCO Real Income 2029 Fund® Institutional Class	-7.01%	-6.93%	5.46%
PIMCO Real Income 2029 Fund® Class P	-7.05%	-6.99%	5.36%
PIMCO Real Income 2029 Fund® Class D	-7.16%	-7.25%	5.08%
PIMCO Real Income 2029 Fund® Class A	-7.16%	-7.25%	5.08%
PIMCO Real Income 2029 Fund® Class A (adjusted)	-10.68%	-10.76%	4.06%
PIMCO Real Income 2029 Fund® Class C	-7.36%	-7.74%	4.54%
PIMCO Real Income 2029 Fund® Class C (adjusted)	-8.26%	-8.61%	4.54%
Barclays US TIPS Real Income 2029 Index	-6.68%	-6.34%	5.47%
Lipper Retirement Income Funds Average	2.48%	7.26%	7.90%	**

All Fund returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 10/31/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.39% for Institutional Class shares, 0.49% for Class P shares, 0.79% for Class D shares, 0.79% for Class A shares, and 1.29% for Class C shares.

Portfolio Insights

»

The PIMCO Real Income 2029 Fund® seeks to provide consistent real (inflation-adjusted) distributions through its maturity date in 2029, by investing under normal circumstances at least 90% of its net assets in inflation-indexed bonds issued by the U.S. Treasury. The Fund also may invest in the following: U.S. Treasury bills, notes, bonds, and other obligations issued by, or guaranteed as to principal and interest by, the U.S. government and futures contracts on U.S. Treasury securities. Inflation-indexed bonds are fixed-income securities that are structured to provide protection against inflation.

»

The Fund is often used by retirees as a liquid source of baseline income to meet required spending needs not covered by Social Security or pensions. However, the Fund can also be used to satisfy other needs for systematic, inflation-adjusted income for a defined term.

»

The Fund’s positioning in U.S. Treasury Inflation-Protected Securities (“TIPS”) maturing in 2029 or sooner, as represented by the Barclays U.S. TIPS Real Income 2029 Index, generated a total performance of -6.68% for the reporting period, which detracted from the Fund’s performance.

»	The distribution per share of the Fund was adjusted down to 1.96% during the reporting period according to changes in the non-seasonally adjusted Consumer Price Index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	7

PIMCO Real Return Asset Fund

Institutional Class - PRAIX
Class P - PRTPX

Cumulative Returns Through September 30, 2013

Allocation Breakdown‡

U.S. Treasury Obligations	94.0%
Sovereign Issues	2.9%
Mortgage-Backed Securities	1.1%
Corporate Bonds & Notes	0.8%
Short-Term Instruments	0.1%
Other	1.1%
‡	% of Total Investments as of 09/30/13

Average Annual Total Return for the period ended September 30, 2013
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (11/12/01)
PIMCO Real Return Asset Fund Institutional Class	-11.67%	-12.02%	8.91%	7.03%	7.98%
PIMCO Real Return Asset Fund Class P	-11.71%	-12.11%	8.80%	6.96%	7.92%
Barclays U.S. Treasury Inflation Notes: 10+ Year Index	-10.87%	-11.64%	7.82%	6.75%	7.50%
Lipper Inflation-Protected Bond Funds Average	-5.76%	-5.51%	4.54%	4.62%	5.55%	**

All Fund returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 10/31/2001.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.62% for Institutional Class shares and 0.72% for Class P shares.

Portfolio Insights

»

The PIMCO Real Return Asset Fund seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. government and non-U.S. governments, their agencies or instrumentalities, and corporations. The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information.

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from absolute returns as rising real yields led U.S. TIPS to deliver negative returns during the reporting period.

»	Exposure to commodities detracted from absolute returns as commodities posted negative returns during the reporting period.

»	Exposure to inflation-linked bonds in Australia detracted from relative returns as the Australian inflation-linked market posted negative returns during the reporting period.

»	Short exposure to French inflation-linked bonds detracted from relative returns as inflation-linked bonds in France posted positive returns during the reporting period.

»	Holdings of U.K. inflation-linked benefited relative returns as U.K. inflation-linked bonds delivered positive returns early in the reporting period.

»	Exposure to inflation-linked bonds in Brazil detracted from relative returns as rising real yields led the Brazilian inflation-linked market to post negative returns during the reporting period.

»	Residual currency exposure to the Brazilian real and Mexican peso detracted from relative returns as these currencies depreciated relative to the U.S. dollar during the reporting period.

8	PIMCO REAL RETURN STRATEGY FUNDS

PIMCO RealEstateRealReturn Strategy Fund

Institutional Class - PRRSX	Class A - PETAX
Class P - PETPX	Class B - PETBX
Class D - PETDX	Class C - PETCX

Cumulative Returns Through September 30, 2013

Allocation Breakdown‡

U.S. Treasury Obligations	79.2%
Short-Term Instruments	10.4%
Sovereign Issues	2.8%
Corporate Bonds & Notes	2.6%
Mortgage-Backed Securities	1.8%
Other	3.2%
‡	% of Total Investments as of 09/30/13

Average Annual Total Return for the period ended September 30, 2013
	6 Months*	1 Year	5 Years	Fund Inception (10/30/03)
PIMCO RealEstateRealReturn Strategy Fund Institutional Class	-14.52%	-5.85%	11.32%	12.85%
PIMCO RealEstateRealReturn Strategy Fund Class P	-14.58%	-5.91%	11.24%	12.74%
PIMCO RealEstateRealReturn Strategy Fund Class D	-14.57%	-6.04%	10.90%	12.38%
PIMCO RealEstateRealReturn Strategy Fund Class A	-14.77%	-6.20%	10.85%	12.35%
PIMCO RealEstateRealReturn Strategy Fund Class A (adjusted)	-19.46%	-11.36%	9.60%	11.71%
PIMCO RealEstateRealReturn Strategy Fund Class B	-15.09%	-7.05%	9.97%	11.65%
PIMCO RealEstateRealReturn Strategy Fund Class B (adjusted)	-19.08%	-10.88%	9.78%	11.65%
PIMCO RealEstateRealReturn Strategy Fund Class C	-15.10%	-6.97%	10.04%	11.50%
PIMCO RealEstateRealReturn Strategy Fund Class C (adjusted)	-15.90%	-7.73%	10.04%	11.50%
Dow Jones U.S. Select REIT Total Return Index	-4.40%	4.70%	5.31%	9.21%	**
Lipper Real Estate Funds Average	-4.65%	4.29%	5.73%	8.74%	**

All Fund returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 10/31/2003.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5.00% CDSC on Class B shares one- and five-year returns, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.80% for Institutional Class shares, 0.90% for Class P shares, 1.20% for Class D shares, 1.20% for Class A shares, 1.95% for Class B shares, and 1.95% for Class C shares.

Portfolio Insights

»

The PIMCO RealEstateRealReturn Strategy Fund seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in real estate-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in real estate-linked derivative instruments, including swap agreements, options, futures, options on futures and structured notes.

»

The portfolio’s construction, which uses primarily U.S. Treasury Inflation-Protected Securities (“TIPS”) as collateral, benefited relative performance as U.S. TIPS outperformed the one-month LIBOR financing rate that is assumed in real estate investment trust (“REIT”) index-linked derivatives.

»	Exposure to REITs detracted from absolute returns as REITs posted negative returns during the reporting period.

»	Exposure to U.S. TIPS detracted from absolute returns as rising real yields led U.S. TIPS to deliver negative returns during the reporting period.

»	Exposure to inflation-linked bonds in Australia detracted from relative returns as the Australian inflation-linked market posted negative returns during the reporting period.

»	Short exposure to French inflation-linked bonds detracted from relative returns as inflation-linked bonds in France posted positive returns during the reporting period.

»	Holdings of select corporate bonds benefited relative returns due to their higher income relative to the 3-Month USD LIBOR rate assumed in the Fund’s benchmark index.

»	Exposure to inflation-linked bonds in Canada detracted from relative returns as rising real yields led the Canadian inflation-linked market to post negative returns during the reporting period.

»	Residual currency exposure to the Brazilian real and Mexican peso detracted from relative returns as these currencies depreciated relative to the U.S. dollar during the reporting period.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	9

PIMCO CommoditiesPLUS® Short Strategy Fund

Institutional Class - PCPIX	Class A - PCCAX
Class P - PCSPX	Class C - PPSCX
Class D - PCSDX

Cumulative Returns Through September 30, 2013

Allocation Breakdown‡

Short-Term Instruments	54.5%
U.S. Treasury Obligations	32.0%
U.S. Government Agencies	6.7%
Asset-Backed Securities	3.1%
Corporate Bonds & Notes	2.4%
Other	1.3%
‡	% of Total Investments as of 09/30/13

Average Annual Total Return for the period ended September 30, 2013
	6 Months*	1 Year	Fund Inception (08/17/10)
PIMCO CommoditiesPLUS® Short Strategy Fund Institutional Class	6.49%	15.88%	-0.67%
PIMCO CommoditiesPLUS® Short Strategy Fund Class P	6.20%	15.60%	-0.83%
PIMCO CommoditiesPLUS® Short Strategy Fund Class D	6.03%	15.21%	-1.24%
PIMCO CommoditiesPLUS® Short Strategy Fund Class A	6.14%	15.34%	-1.13%
PIMCO CommoditiesPLUS® Short Strategy Fund Class A (adjusted)	0.25%	8.95%	-2.90%
PIMCO CommoditiesPLUS® Short Strategy Fund Class C	5.72%	14.42%	-1.93%
PIMCO CommoditiesPLUS® Short Strategy Fund Class C (adjusted)	4.72%	13.42%	-1.93%
Dow Jones-UBS Commodity Index Total Return	-7.52%	-14.35%	-1.36%
Inverse of the Dow Jones-UBS Commodity Index Total Return	7.37%	15.43%	-0.93%
Lipper Commodities Specialty Funds Average	-1.62%	5.52%	-9.75%	**

All Fund returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 08/31/2010.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 0.93% for Institutional Class shares, 1.03% for Class P shares, 1.43% for Class D shares, 1.43% for Class A shares, and 2.18% for Class C shares.

Portfolio Insights

»

The PIMCO CommoditiesPLUS® Short Strategy Fund seeks total return which exceeds that of the inverse return of its benchmark, consistent with prudent investment management, by investing under normal circumstances in short positions with respect to the Dow Jones-UBS Commodity Index Total Return (the “Index”), including commodity-linked derivative instruments backed by an actively managed, low volatility portfolio of Fixed Income Instruments, such that the Fund’s net asset value may vary inversely with the value of the Index on a daily basis, subject to certain limitations as outlined in the Fund’s prospectus. However, the Fund is not designed or expected to produce returns which replicate the inverse of the performance of the Index, and the degree of variation could be substantial, particularly over longer periods. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will maintain short positions through the use of a combination of commodity-linked derivative instruments, including swap agreements, futures, options on futures, commodity index-linked notes and commodity options that provide short exposure to the investment returns of the commodities futures markets.

»	Short exposure to commodities, which fell during the reporting period, benefited absolute performance.

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from absolute returns as rising real yields led U.S. TIPS to deliver negative returns during the reporting period.

»	Holdings of select corporate bonds benefited relative returns as a result of higher income compared to the U.S. Treasury-bill collateral rate assumed in the Fund’s benchmark index.

»	Exposure to nominal interest rates in Spain benefited relative returns as yields in Spain fell over the reporting period.

10	PIMCO REAL RETURN STRATEGY FUNDS

PIMCO CommoditiesPLUS® Strategy Fund

Institutional Class - PCLIX	Class A - PCLAX
Class P - PCLPX	Class C - PCPCX
Class D - PCLDX	Class R - PCPRX

Cumulative Returns Through September 30, 2013

Allocation Breakdown‡

Short-Term Instruments	66.5%
U.S. Treasury Obligations	11.2%
U.S. Government Agencies	10.4%
Corporate Bonds & Notes	4.0%
Asset-Backed Securities	3.2%
Other	4.7%
‡	% of Total Investments as of 09/30/13

Average Annual Total Return for the period ended September 30, 2013
	6 Months*	1 Year	Fund Inception (05/28/10)
PIMCO CommoditiesPLUS® Strategy Fund Institutional Class	-2.73%	-3.32%	8.29%
PIMCO CommoditiesPLUS® Strategy Fund Class P	-2.87%	-3.48%	8.15%
PIMCO CommoditiesPLUS® Strategy Fund Class D	-3.01%	-3.83%	7.76%
PIMCO CommoditiesPLUS® Strategy Fund Class A	-3.12%	-3.88%	7.73%
PIMCO CommoditiesPLUS® Strategy Fund Class A (adjusted)	-8.45%	-9.17%	5.92%
PIMCO CommoditiesPLUS® Strategy Fund Class C	-3.41%	-4.54%	6.95%
PIMCO CommoditiesPLUS® Strategy Fund Class C (adjusted)	-4.38%	-5.50%	6.95%
PIMCO CommoditiesPLUS® Strategy Fund Class R	-3.17%	-4.03%	7.47%
Credit Suisse Commodity Benchmark Index	-2.54%	-5.05%	6.18%
Lipper Commodities General Funds Average	-5.96%	-12.46%	1.19%	**

All Fund returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 05/31/2010.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 0.90% for Institutional Class shares, 1.00% for Class P shares, 1.40% for Class D shares, 1.40% for Class A shares, 2.15% for Class C shares, and 1.65% for Class R shares.

Portfolio Insights

»

The PIMCO CommoditiesPLUS® Strategy Fund seeks total return which exceeds that of its benchmark, consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by an actively managed, low volatility portfolio of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund invests in commodity-linked derivative instruments, including swap agreements, futures, options on futures, commodity index-linked notes and commodity options that provide exposure to the investment returns of the commodities futures markets.

»

The Fund seeks to outperform the Credit Suisse Commodity Benchmark Index by actively managing its commodity exposure and by actively managing the collateral portfolio that backs the commodity-linked derivative instruments.

»	Exposure to commodities, which fell during the reporting period, detracted from absolute performance.

»	Holdings of government bonds in Spain benefited relative returns as yields in Spain fell during the reporting period.

»

Exposure to nominal duration (or sensitivity to changes in market interest rates) in Brazil detracted from relative returns as rising yields led the market to post negative returns during the reporting period.

»	Select holdings of corporate bonds within the financial sector benefited relative returns as spreads over U.S. Treasuries narrowed during the reporting period.

»	Exposure to inflation-linked bonds in Australia detracted from relative returns as the Australian inflation-linked market posted negative returns during the reporting period.

»	Residual currency exposure to the Brazilian real and Mexican peso detracted from relative returns as these currencies depreciated relative to the U.S. dollar during the reporting period.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	11

PIMCO Inflation Response Multi-Asset Fund

Institutional Class - PIRMX	Class A - PZRMX
Class P - PPRMX	Class C - PCRMX
Class D - PDRMX	Class R - PQRMX

Cumulative Returns Through September 30, 2013

Allocation Breakdown‡

U.S. Treasury Obligations	60.2%
Short-Term Instruments	18.2%
Mutual Funds	16.1%
Sovereign Issues	2.2%
Corporate Bonds & Notes	1.4%
Other	1.9%
‡	% of Total Investments as of 09/30/13

Average Annual Total Return for the period ended September 30, 2013
	6 Months*	1 Year	Fund Inception (08/31/11)
PIMCO Inflation Response Mult-Asset Fund Institutional Class	-7.72%	-7.93%	-0.76%
PIMCO Inflation Response Mult-Asset Fund Class P	-7.87%	-8.01%	-0.85%
PIMCO Inflation Response Mult-Asset Fund Class D	-8.03%	-8.38%	-1.20%
PIMCO Inflation Response Mult-Asset Fund Class A	-7.98%	-8.37%	-1.23%
PIMCO Inflation Response Mult-Asset Fund Class A (adjusted)	-13.07%	-13.43%	-3.87%
PIMCO Inflation Response Mult-Asset Fund Class C	-8.34%	-9.02%	-1.98%
PIMCO Inflation Response Mult-Asset Fund Class C (adjusted)	-9.26%	-9.92%	-1.98%
PIMCO Inflation Response Mult-Asset Fund Class R	-8.13%	-8.59%	-1.44%
45% Barclays U.S. TIPS Index, 20% Dow Jones-UBS Commodity Index Total Return, 15% JPMorgan Emerging Local Markets Index Plus (Unhedged), 10% Dow Jones U.S. Select REIT Total Return Index, 10% Dow Jones-UBS Gold Subindex Total Return Index	-6.67%	-7.90%	-2.39%
Lipper Flexible Portfolio Funds Average	0.47%	5.08%	5.92%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 1.13% for Institutional Class shares, 1.23% for Class P shares, 1.58% for Class D shares, 1.58% for Class A shares, 2.33% for Class C shares, and 1.83% for Class R shares.

Portfolio Insights

»

The PIMCO Inflation Response Multi-Asset Fund seeks total return which exceeds that of its benchmark, by investing under normal circumstances in a combination of Fixed Income Instruments of varying maturities, equity securities, affiliated and unaffiliated investment companies, which may or may not be registered under the Investment Company Act of 1940, as amended, forwards and derivatives, such as options, futures contracts or swap agreements, of various asset classes in seeking to mitigate the negative effects of inflation. Such asset classes include, but are not limited to, inflation-linked bonds, commodities, emerging market currencies and real estate-related instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

The Fund’s blended benchmark index is comprised of 45% Barclays U.S. TIPS Index, 20% Dow Jones-UBS Commodity Index Total Return, 15% JPMorgan Emerging Local Markets Index Plus (Unhedged), 10% Dow Jones U.S. Select REIT Total Return Index, 10% Dow Jones-UBS Gold Subindex Total Return Index.

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from absolute returns as rising real yields led TIPS to deliver negative returns during the reporting period.

»	Exposure to gold detracted from absolute returns as gold prices fell over the reporting period.

»	An overweight to a basket of emerging market currencies detracted from relative returns as these currencies depreciated versus the U.S. dollar during the reporting period.

»	An underweight to commodities benefited relative returns as commodities fell over the reporting period.

»	Within inflation-linked bonds (“ILBs”), holdings of Australian ILBs detracted from relative returns as the Australian inflation-linked market posted negative returns during the reporting period.

»

Within commodities, active commodity strategies designed to avoid the price pressure of rolling index futures during the index roll period, benefited relative performance as the pre-roll indexes held within the Fund outperformed the standard roll index.

12	PIMCO REAL RETURN STRATEGY FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2013 to September 30, 2013 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Beginning Account Value (04/01/13)	Ending Account Value (09/30/13)	Expenses Paid During Period*	Beginning Account Value (04/01/13)	Ending Account Value (09/30/13)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Real Income 2019 Fund®
Institutional Class	$1,000.00	$968.90	$1.92	$1,000.00	$1,023.11	$1.98	0.39%
Class P	1,000.00	969.80	2.42	1,000.00	1,022.61	2.48	0.49
Class D	1,000.00	968.60	3.90	1,000.00	1,021.11	4.00	0.79
Class A	1,000.00	967.40	3.90	1,000.00	1,021.11	4.00	0.79
Class C	1,000.00	965.40	6.36	1,000.00	1,018.60	6.53	1.29
PIMCO Real Income 2029 Fund®
Institutional Class	$1,000.00	$929.90	$1.89	$1,000.00	$1,023.11	$1.98	0.39%
Class P	1,000.00	929.50	2.37	1,000.00	1,022.61	2.48	0.49
Class D	1,000.00	928.40	3.82	1,000.00	1,021.11	4.00	0.79
Class A	1,000.00	928.40	3.82	1,000.00	1,021.11	4.00	0.79
Class C	1,000.00	926.40	6.23	1,000.00	1,018.60	6.53	1.29
PIMCO Real Return Asset Fund
Institutional Class	$1,000.00	$883.30	$2.69	$1,000.00	$1,022.21	$2.89	0.57%
Class P	1,000.00	882.90	3.16	1,000.00	1,021.71	3.40	0.67

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	13

Expense Examples (Cont.)

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Beginning Account Value (04/01/13)	Ending Account Value (09/30/13)	Expenses Paid During Period*	Beginning Account Value (04/01/13)	Ending Account Value (09/30/13)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO RealEstateRealReturn Strategy Fund
Institutional Class	$1,000.00	$854.80	$3.63	$1,000.00	$1,021.16	$3.95	0.78%
Class P	1,000.00	854.20	4.09	1,000.00	1,020.66	4.46	0.88
Class D	1,000.00	854.30	5.49	1,000.00	1,019.15	5.97	1.18
Class A	1,000.00	852.30	5.48	1,000.00	1,019.15	5.97	1.18
Class B	1,000.00	849.10	8.95	1,000.00	1,015.39	9.75	1.93
Class C	1,000.00	849.00	8.95	1,000.00	1,015.39	9.75	1.93
PIMCO CommoditiesPLUS® Short Strategy Fund
Institutional Class	$1,000.00	$1,064.90	$4.14	$1,000.00	$1,021.06	$4.05	0.80%
Class P	1,000.00	1,062.00	4.65	1,000.00	1,020.56	4.56	0.90
Class D	1,000.00	1,060.30	6.71	1,000.00	1,018.55	6.58	1.30
Class A	1,000.00	1,061.40	6.72	1,000.00	1,018.55	6.58	1.30
Class C	1,000.00	1,057.20	10.57	1,000.00	1,014.79	10.35	2.05
PIMCO CommoditiesPLUS® Strategy Fund
Institutional Class	$1,000.00	$972.70	$3.66	$1,000.00	$1,021.36	$3.75	0.74%
Class P	1,000.00	971.30	4.15	1,000.00	1,020.86	4.26	0.84
Class D	1,000.00	969.90	6.12	1,000.00	1,018.85	6.28	1.24
Class A	1,000.00	968.80	6.12	1,000.00	1,018.85	6.28	1.24
Class C	1,000.00	965.90	9.81	1,000.00	1,015.09	10.05	1.99
Class R	1,000.00	968.30	7.35	1,000.00	1,017.60	7.54	1.49
PIMCO Inflation Response Multi-Asset Fund
Institutional Class	$1,000.00	$922.80	$3.42	$1,000.00	$1,021.51	$3.60	0.71%
Class P	1,000.00	921.30	3.90	1,000.00	1,021.01	4.10	0.81
Class D	1,000.00	919.70	5.58	1,000.00	1,019.25	5.87	1.16
Class A	1,000.00	920.20	5.58	1,000.00	1,019.25	5.87	1.16
Class C	1,000.00	916.60	9.18	1,000.00	1,015.49	9.65	1.91
Class R	1,000.00	918.70	6.78	1,000.00	1,018.00	7.13	1.41

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

** The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in note 9 in the Notes to Financial Statements.

14	PIMCO REAL RETURN STRATEGY FUNDS

Benchmark Descriptions

Index	Description

45% Barclays U.S. TIPS Index, 20% Dow Jones-UBS Commodity Index Total Return, 15% JPMorgan Emerging Local Markets Index Plus (Unhedged), 10% Dow Jones U.S. Select REIT Total Return Index, 10% Dow Jones-UBS Gold Subindex Total Return Index	The benchmark is a blend of 45% Barclays U.S. TIPS Index, 20% Dow Jones-UBS Commodity Index Total Return, 15% JPMorgan Emerging Local Markets Index Plus (Unhedged), 10% Dow Jones U.S. Select REIT Total Return Index, 10% Dow Jones-UBS Gold Subindex Total Return Index. Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Inflation Notes Index. Dow Jones-UBS Commodity Index Total Return is an unmanaged index composed of futures contracts on 20 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. JPMorgan Emerging Local Markets Index Plus (Unhedged) tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade. The Dow Jones U.S. Select Real Estate Investment Trust (REIT) Total Return Index is a subset of the Dow Jones Americas Select Real Estate Securities Index (RESI) and includes only REITs and REIT-like securities. The objective of the index is to measure the performance of publicly traded real estate securities. The indexes are designed to serve as proxies for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate. Prior to April 1st, 2009, this index was named Dow Jones Wilshire REIT Total Return Index. Dow Jones-UBS Gold Subindex Total Return Index reflects the return on fully collateralized positions in the underlying commodity futures. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Aggregate Index	Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Treasury Inflation Notes: 10+ Year Index	Barclays U.S. Treasury Inflation Notes: 10+ Year Index is an unmanaged market index comprised of U.S. Treasury Inflation Protected securities with maturities of over 10 years. It is not possible to invest directly in an unmanaged index.

Barclays U.S. TIPS Index	Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Inflation Notes Index. It is not possible to invest directly in an unmanaged index.

Barclays US TIPS Real Income 2019 Index	The Barclays US TIPS Real Income 2019 Index is designed to track the performance of a US TIPS based investment solution that provides investors with an explicit hedge against inflation by offering a stream of constant real cash flows until October 31, 2019. It is not possible to invest directly in an unmanaged index.

Barclays US TIPS Real Income 2029 Index	The Barclays US TIPS Real Income 2029 Index is designed to track the performance of a US TIPS based investment solution that provides investors with an explicit hedge against inflation by offering a stream of constant real cash flows until October 31, 2029. It is not possible to invest directly in an unmanaged index.

Credit Suisse Commodity Benchmark Index	The Credit Suisse Commodity Benchmark Index is an unmanaged index composed of futures contracts on 30 physical commodities. The objective of the benchmark is to gain exposure to the broad commodity universe while maintaining sufficient liquidity. Commodities were chosen based on world production levels, sufficient open interest, and volume of trading. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to directly invest into an unmanaged index.

Dow Jones U.S. Select REIT Total Return Index	The Dow Jones U.S. Select Real Estate Investment Trust (REIT) Total Return Index is a subset of the Dow Jones Americas Select Real Estate Securities Index (RESI) and includes only REITs and REIT-like securities. The objective of the index is to measure the performance of publicly traded real estate securities. The indexes are designed to serve as proxies for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate. It is not possible to invest directly in the index. Prior to April 1st, 2009, this index was named Dow Jones Wilshire REIT Total Return Index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	15

Benchmark Descriptions (Cont.)

Index	Description

Dow Jones-UBS Commodity Index Total Return	Dow Jones-UBS Commodity Index Total Return is an unmanaged index composed of futures contracts on 20 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

Inverse of the Dow Jones-UBS Commodity Index Total Return	Inverse of the Dow Jones-UBS Commodity Index Total Return is the negative equivalent of the return of the Dow Jones-UBS Commodity Index Total Return. Dow Jones-UBS Commodity Index Total Return is an unmanaged index composed of exchange-traded futures contracts on 20 physical commodities, which are weighted to account for economic significance and market liquidity. It is not possible to invest directly in an unmanaged index.

MSCI Emerging Markets Index (Net Dividends in USD)	The MSCI Emerging Markets Index (Net Dividends in USD) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in the index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 24 developed market country indices. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

16	PIMCO REAL RETURN STRATEGY FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	17

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital		Total Distributions

PIMCO Real Income 2019 Fund®
Institutional Class
04/01/2013 - 09/30/2013+	$7.88	$0.05	$(0.29)	$(0.24)	$(0.13)	$0.00	$(0.43	)***	$(0.56)
03/31/2013	8.76	0.07	0.16	0.23	(0.22)	0.00	(0.89)		(1.11)
03/31/2012	9.27	0.24	0.33	0.57	(0.25)	0.00	(0.83)		(1.08)
03/31/2011	9.71	0.15	0.45	0.60	(0.26)	0.00	(0.78)		(1.04)
10/30/2009 - 03/31/2010	10.00	0.05	0.09	0.14	(0.12)	0.00	(0.31)		(0.43)
Class P
04/01/2013 - 09/30/2013+	7.87	0.05	(0.29)	(0.24)	(0.12)	0.00	(0.43	)***	(0.55)
03/31/2013	8.76	0.06	0.15	0.21	(0.21)	0.00	(0.89)		(1.10)
03/31/2012	9.27	0.16	0.41	0.57	(0.25)	0.00	(0.83)		(1.08)
03/31/2011	9.71	0.19	0.41	0.60	(0.26)	0.00	(0.78)		(1.04)
10/30/2009 - 03/31/2010	10.00	0.07	0.07	0.14	(0.12)	0.00	(0.31)		(0.43)
Class D
04/01/2013 - 09/30/2013+	7.83	0.04	(0.28)	(0.24)	(0.13)	0.00	(0.42	)***	(0.55)
03/31/2013	8.73	0.04	0.15	0.19	(0.20)	0.00	(0.89)		(1.09)
03/31/2012	9.25	0.06	0.48	0.54	(0.23)	0.00	(0.83)		(1.06)
03/31/2011	9.70	0.15	0.42	0.57	(0.24)	0.00	(0.78)		(1.02)
10/30/2009 - 03/31/2010	10.00	0.03	0.09	0.12	(0.11)	0.00	(0.31)		(0.42)
Class A
04/01/2013 - 09/30/2013+	7.87	0.03	(0.28)	(0.25)	(0.14)	0.00	(0.41	)***	(0.55)
03/31/2013	8.76	0.02	0.18	0.20	(0.20)	0.00	(0.89)		(1.09)
03/31/2012	9.28	0.10	0.44	0.54	(0.23)	0.00	(0.83)		(1.06)
03/31/2011	9.72	0.12	0.46	0.58	(0.24)	0.00	(0.78)		(1.02)
10/30/2009 - 03/31/2010	10.00	0.04	0.10	0.14	(0.11)	0.00	(0.31)		(0.42)
Class C
04/01/2013 - 09/30/2013+	7.80	0.01	(0.28)	(0.27)	(0.11)	0.00	(0.42	)***	(0.53)
03/31/2013	8.72	(0.02)	0.16	0.14	(0.17)	0.00	(0.89)		(1.06)
03/31/2012	9.25	0.06	0.44	0.50	(0.20)	0.00	(0.83)		(1.03)
03/31/2011	9.72	0.06	0.47	0.53	(0.22)	0.00	(0.78)		(1.00)
10/30/2009 - 03/31/2010	10.00	0.04	0.09	0.13	(0.10)	0.00	(0.31)		(0.41)

PIMCO Real Income 2029 Fund®
Institutional Class
04/01/2013 - 09/30/2013+	$10.98	$0.11	$(0.88)	$(0.77)	$(0.12)	$0.00	$(0.18	)***	$(0.30)
03/31/2013	10.90	0.10	0.59	0.69	(0.23)	0.00	(0.38)		(0.61)
03/31/2012	10.15	0.27	1.07	1.34	(0.33)	0.00	(0.26)		(0.59)
03/31/2011	9.87	0.22	0.63	0.85	(0.39)	0.00	(0.18)		(0.57)
10/30/2009 - 03/31/2010	10.00	0.08	0.03	0.11	(0.14)	0.00	(0.10)		(0.24)
Class P
04/01/2013 - 09/30/2013+	10.96	0.12	(0.89)	(0.77)	(0.11)	0.00	(0.19	)***	(0.30)
03/31/2013	10.89	0.08	0.59	0.67	(0.22)	0.00	(0.38)		(0.60)
03/31/2012	10.15	0.18	1.15	1.33	(0.33)	0.00	(0.26)		(0.59)
03/31/2011	9.86	0.33	0.53	0.86	(0.39)	0.00	(0.18)		(0.57)
10/30/2009 - 03/31/2010	10.00	0.11	(0.02)	0.09	(0.13)	0.00	(0.10)		(0.23)
Class D
04/01/2013 - 09/30/2013+	10.91	0.08	(0.86)	(0.78)	(0.10)	0.00	(0.19	)***	(0.29)
03/31/2013	10.86	0.05	0.58	0.63	(0.20)	0.00	(0.38)		(0.58)
03/31/2012	10.13	0.09	1.21	1.30	(0.31)	0.00	(0.26)		(0.57)
03/31/2011	9.86	0.21	0.61	0.82	(0.37)	0.00	(0.18)		(0.55)
10/30/2009 - 03/31/2010	10.00	0.07	0.02	0.09	(0.13)	0.00	(0.10)		(0.23)
Class A
04/01/2013 - 09/30/2013+	10.91	0.09	(0.87)	(0.78)	(0.10)	0.00	(0.19	)***	(0.29)
03/31/2013	10.86	0.08	0.55	0.63	(0.20)	0.00	(0.38)		(0.58)
03/31/2012	10.13	0.11	1.19	1.30	(0.31)	0.00	(0.26)		(0.57)
03/31/2011	9.86	0.19	0.63	0.82	(0.37)	0.00	(0.18)		(0.55)
10/30/2009 - 03/31/2010	10.00	0.06	0.03	0.09	(0.13)	0.00	(0.10)		(0.23)

Please see footnotes on page 24.

18	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate**

$7.08	(3.11)%	$1,787	0.39	%*	0.39	%*	0.39	%*	0.39	%*	1.37	%*	20%
7.88	2.72	3,052	0.39		0.39		0.39		0.39		0.84		46
8.76	6.37	4,202	0.39		0.39		0.39		0.39		2.63		57
9.27	6.48	6,280	0.39		0.48		0.39		0.48		1.62		193
9.71	1.41	3,491	0.39	*	1.89	*	0.39	*	1.89	*	1.20	*	445

7.08	(3.02)	720	0.49	*	0.49	*	0.49	*	0.49	*	1.33	*	20
7.87	2.52	1,244	0.49		0.49		0.49		0.49		0.71		46
8.76	6.30	1,952	0.49		0.49		0.49		0.49		1.79		57
9.27	6.42	871	0.49		0.57		0.49		0.57		2.02		193
9.71	1.39	35	0.49	*	4.36	*	0.49	*	4.36	*	1.69	*	445

7.04	(3.14)	2,311	0.79	*	0.79	*	0.79	*	0.79	*	0.99	*	20
7.83	2.21	3,559	0.79		0.79		0.79		0.79		0.49		46
8.73	6.02	4,629	0.79		0.79		0.79		0.79		0.67		57
9.25	6.15	972	0.79		0.87		0.79		0.87		1.57		193
9.70	1.22	100	0.79	*	2.92	*	0.79	*	2.92	*	0.84	*	445

7.07	(3.26)	9,315	0.79	*	0.79	*	0.79	*	0.79	*	0.81	*	20
7.87	2.33	18,209	0.79		0.79		0.79		0.79		0.25		46
8.76	6.01	11,522	0.79		0.79		0.79		0.79		1.13		57
9.28	6.24	6,245	0.79		0.87		0.79		0.87		1.28		193
9.72	1.42	1,874	0.79	*	3.52	*	0.79	*	3.52	*	0.87	*	445

7.00	(3.46)	4,573	1.29	*	1.29	*	1.29	*	1.29	*	0.36	*	20
7.80	1.65	6,478	1.29		1.29		1.29		1.29		(0.20)		46
8.72	5.61	6,881	1.29		1.29		1.29		1.29		0.64		57
9.25	5.64	2,773	1.29		1.37		1.29		1.37		0.65		193
9.72	1.32	1,146	1.29	*	4.63	*	1.29	*	4.63	*	1.03	*	445

$9.91	(7.01)%	$6,161	0.39	%*	0.39	%*	0.39	%*	0.39	%*	2.07	%*	19%
10.98	6.32	7,851	0.39		0.39		0.39		0.39		0.89		17
10.90	13.41	5,789	0.39		0.39		0.39		0.39		2.48		34
10.15	8.72	4,585	0.39		0.39		0.39		0.39		2.15		262
9.87	1.04	3,849	0.39	*	3.31	*	0.39	*	3.31	*	1.83	*	445

9.89	(7.05)	1,084	0.49	*	0.49	*	0.49	*	0.49	*	2.27	*	19
10.96	6.19	2,256	0.49		0.49		0.49		0.49		0.72		17
10.89	13.25	2,090	0.49		0.49		0.49		0.49		1.64		34
10.15	8.78	739	0.49		0.49		0.49		0.49		3.25		262
9.86	0.92	41	0.49	*	6.82	*	0.49	*	6.82	*	2.70	*	445

9.84	(7.16)	6,260	0.79	*	0.79	*	0.79	*	0.79	*	1.64	*	19
10.91	5.85	7,710	0.79		0.79		0.79		0.79		0.43		17
10.86	13.00	5,347	0.79		0.79		0.79		0.79		0.78		34
10.13	8.40	771	0.79		0.79		0.79		0.79		2.09		262
9.86	0.85	60	0.79	*	3.43	*	0.79	*	3.43	*	1.71	*	445

9.84	(7.16)	3,598	0.79	*	0.79	*	0.79	*	0.79	*	1.68	*	19
10.91	5.85	4,534	0.79		0.79		0.79		0.79		0.74		17
10.86	13.01	3,996	0.79		0.79		0.79		0.79		1.03		34
10.13	8.40	662	0.79		0.79		0.79		0.79		1.82		262
9.86	0.85	169	0.79	*	5.05	*	0.79	*	5.05	*	1.44	*	445

Please see footnotes on page 24.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	19

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital		Total Distributions

PIMCO Real Income 2029 Fund® (Cont.)
Class C
04/01/2013 - 09/30/2013+	$10.80	$0.06	$(0.85)	$(0.79)	$(0.10)	$0.00	$(0.18	)***	$(0.28)
03/31/2013	10.78	(0.03)	0.61	0.58	(0.18)	0.00	(0.38)		(0.56)
03/31/2012	10.09	0.08	1.15	1.23	(0.28)	0.00	(0.26)		(0.54)
03/31/2011	9.85	0.11	0.65	0.76	(0.34)	0.00	(0.18)		(0.52)
10/30/2009 - 03/31/2010	10.00	0.05	0.02	0.07	(0.12)	0.00	(0.10)		(0.22)

PIMCO Real Return Asset Fund
Institutional Class
04/01/2013 - 09/30/2013+	$9.69	$0.11	$(1.23)	$(1.12)	$(0.13)	$0.00	$0.00		$(0.13)
03/31/2013	11.45	0.38	0.99	1.37	(0.30)	(2.83)	0.00		(3.13)
03/31/2012	11.27	0.41	1.87	2.28	(0.38)	(1.72)	0.00		(2.10)
03/31/2011	10.98	0.36	0.97	1.33	(0.33)	(0.71)	0.00		(1.04)
03/31/2010	10.26	0.41	0.79	1.20	(0.36)	(0.12)	0.00		(0.48)
03/31/2009	12.05	0.25	(1.12)	(0.87)	(0.29)	(0.63)	0.00		(0.92)
Class P
04/01/2013 - 09/30/2013+	9.69	0.14	(1.27)	(1.13)	(0.12)	0.00	0.00		(0.12)
03/31/2013	11.45	0.23	1.13	1.36	(0.29)	(2.83)	0.00		(3.12)
03/31/2012	11.27	0.20	2.07	2.27	(0.37)	(1.72)	0.00		(2.09)
11/19/2010 - 03/31/2011	12.29	0.16	(0.35)	(0.19)	(0.12)	(0.71)	0.00		(0.83)

PIMCO RealEstateRealReturn Strategy Fund
Institutional Class
04/01/2013 - 09/30/2013+	$5.20	$0.05	$(0.81)	$(0.76)	$(0.26)	$0.00	$0.00		$(0.26)
03/31/2013	5.10	0.07	1.02	1.09	(0.72)	(0.27)	0.00		(0.99)
03/31/2012	4.76	0.10	1.17	1.27	(0.75)	(0.18)	0.00		(0.93)
03/31/2011	4.38	0.09	1.34	1.43	(1.05)	0.00	0.00		(1.05)
03/31/2010	2.08	0.19	2.83	3.02	(0.72)	0.00	0.00		(0.72)
03/31/2009	6.05	0.14	(4.11)	(3.97)	0.00	0.00	0.00		0.00
Class P
04/01/2013 - 09/30/2013+	5.14	0.05	(0.80)	(0.75)	(0.26)	0.00	0.00		(0.26)
03/31/2013	5.08	0.02	1.06	1.08	(0.75)	(0.27)	0.00		(1.02)
03/31/2012	4.75	0.08	1.18	1.26	(0.75)	(0.18)	0.00		(0.93)
03/31/2011	4.37	0.09	1.34	1.43	(1.05)	0.00	0.00		(1.05)
03/31/2010	2.08	0.14	2.88	3.02	(0.73)	0.00	0.00		(0.73)
04/30/2008 - 03/31/2009	6.29	0.14	(4.35)	(4.21)	0.00	0.00	0.00		0.00
Class D
04/01/2013 - 09/30/2013+	4.92	0.05	(0.77)	(0.72)	(0.25)	0.00	0.00		(0.25)
03/31/2013	4.89	(0.01)	1.03	1.02	(0.72)	(0.27)	0.00		(0.99)
03/31/2012	4.61	0.07	1.13	1.20	(0.74)	(0.18)	0.00		(0.92)
03/31/2011	4.27	0.05	1.33	1.38	(1.04)	0.00	0.00		(1.04)
03/31/2010	2.04	0.15	2.80	2.95	(0.72)	0.00	0.00		(0.72)
03/31/2009	5.96	0.18	(4.10)	(3.92)	0.00	0.00	0.00		0.00
Class A
04/01/2013 - 09/30/2013+	4.91	0.04	(0.77)	(0.73)	(0.25)	0.00	0.00		(0.25)
03/31/2013	4.88	0.00	1.02	1.02	(0.72)	(0.27)	0.00		(0.99)
03/31/2012	4.60	0.08	1.12	1.20	(0.74)	(0.18)	0.00		(0.92)
03/31/2011	4.26	0.06	1.31	1.37	(1.03)	0.00	0.00		(1.03)
03/31/2010	2.04	0.13	2.81	2.94	(0.72)	0.00	0.00		(0.72)
03/31/2009	5.95	0.15	(4.06)	(3.91)	0.00	0.00	0.00		0.00
Class B
04/01/2013 - 09/30/2013+	4.64	0.02	(0.72)	(0.70)	(0.24)	0.00	0.00		(0.24)
03/31/2013	4.59	(0.01)	0.93	0.92	(0.60)	(0.27)	0.00		(0.87)
03/31/2012	4.37	0.07	1.03	1.10	(0.70)	(0.18)	0.00		(0.88)
03/31/2011	4.10	0.03	1.24	1.27	(1.00)	0.00	0.00		(1.00)
03/31/2010	1.98	0.12	2.71	2.83	(0.71)	0.00	0.00		(0.71)
03/31/2009	5.84	0.12	(3.98)	(3.86)	0.00	0.00	0.00		0.00

Please see footnotes on page 24.

20	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate**

$9.73	(7.36)%	$1,815	1.29	%*	1.29	%*	1.29	%*	1.29	%*	1.18	%*	19%
10.80	5.35	2,278	1.29		1.29		1.29		1.29		(0.23)		17
10.78	12.37	946	1.29		1.29		1.29		1.29		0.70		34
10.09	7.83	85	1.29		1.29		1.29		1.29		1.09		262
9.85	0.64	40	1.29	*	3.31	*	1.29	*	3.31	*	1.28	*	445

$8.44	(11.67)%	$631,563	0.57	%*	0.57	%*	0.55	%*	0.55	%*	2.60	%*	42%
9.69	11.22	389,932	0.62		0.62		0.55		0.55		3.21		97
11.45	20.86	2,429,237	0.58		0.58		0.55		0.55		3.38		239
11.27	12.29	2,727,648	0.56		0.56		0.55		0.55		3.12		335
10.98	11.83	4,189,326	0.59		0.59		0.55		0.55		3.82		467
10.26	(6.80)	3,081,472	0.73	(b)	0.73	(b)	0.57	(b)	0.57	(b)	2.32		936

8.44	(11.71)	6,194	0.67	*	0.67	*	0.65	*	0.65	*	3.04	*	42
9.69	11.11	15,296	0.72		0.72		0.65		0.65		1.97		97
11.45	20.75	15,545	0.68		0.68		0.65		0.65		1.70		239
11.27	(1.40)	944	0.66	*	0.66	*	0.65	*	0.65	*	4.11	*	335

$4.18	(14.52)%	$1,610,874	0.78	%*	0.78	%*	0.74	%*	0.74	%*	1.97	%*	54%
5.20	23.03	715,661	0.80		0.80		0.74		0.74		1.29		71
5.10	29.63	2,021,170	0.78		0.78		0.74		0.74		2.08		287
4.76	36.32	1,311,829	0.76		0.76		0.74		0.74		2.02		344
4.38	144.95	109,277	0.94		0.94		0.74		0.74		5.74		863
2.08	(65.62)	154,135	0.88		0.88		0.74		0.74		3.40		1,288

4.13	(14.58)	108,465	0.88	*	0.88	*	0.84	*	0.84	*	2.18	*	54
5.14	22.94	183,403	0.90		0.90		0.84		0.84		0.32		71
5.08	29.41	53,415	0.88		0.88		0.84		0.84		1.66		287
4.75	36.29	13,449	0.86		0.86		0.84		0.84		1.96		344
4.37	144.53	3,062	0.87		0.87		0.84		0.84		3.25		863
2.08	(66.93)	3	1.00	*	1.00	*	0.84	*	0.84	*	3.62	*	1,288

3.95	(14.57)	231,925	1.18	*	1.18	*	1.14	*	1.14	*	2.01	*	54
4.92	22.67	485,211	1.20		1.20		1.14		1.14		(0.10)		71
4.89	28.91	143,245	1.18		1.18		1.14		1.14		1.39		287
4.61	35.81	33,225	1.16		1.16		1.14		1.14		1.18		344
4.27	144.23	10,943	1.27		1.27		1.14		1.14		4.23		863
2.04	(65.77)	5,263	1.27	(c)	1.27	(c)	1.18	(c)	1.18	(c)	3.77		1,288

3.93	(14.77)	331,712	1.18	*	1.18	*	1.14	*	1.14	*	1.82	*	54
4.91	22.69	445,903	1.20		1.20		1.14		1.14		0.06		71
4.88	28.92	154,084	1.18	(d)	1.18	(d)	1.14	(d)	1.14	(d)	1.62		287
4.60	35.83	60,241	1.21		1.21		1.19		1.19		1.44		344
4.26	143.69	33,965	1.28		1.28		1.19		1.19		3.42		863
2.04	(65.71)	6,874	1.30		1.30		1.19		1.19		3.43		1,288

3.70	(15.09)	1,336	1.93	*	1.93	*	1.89	*	1.89	*	1.13	*	54
4.64	21.75	1,821	1.95		1.95		1.89		1.89		(0.18)		71
4.59	28.04	2,484	1.93	(d)	1.93	(d)	1.89	(d)	1.89	(d)	1.49		287
4.37	34.52	3,218	1.96		1.96		1.94		1.94		0.62		344
4.10	142.66	3,325	2.06		2.06		1.94		1.94		3.33		863
1.98	(66.10)	1,926	2.06		2.06		1.94		1.94		2.67		1,288

Please see footnotes on page 24.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	21

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO RealEstateRealReturn Strategy Fund (Cont.)
Class C
04/01/2013 - 09/30/2013+	$4.56	$0.02	$(0.71)	$(0.69)	$(0.24)	$0.00	$0.00	$(0.24)
03/31/2013	4.58	(0.03)	0.95	0.92	(0.67)	(0.27)	0.00	(0.94)
03/31/2012	4.37	0.05	1.05	1.10	(0.71)	(0.18)	0.00	(0.89)
03/31/2011	4.10	0.03	1.25	1.28	(1.01)	0.00	0.00	(1.01)
03/31/2010	1.98	0.11	2.72	2.83	(0.71)	0.00	0.00	(0.71)
03/31/2009	5.84	0.11	(3.97)	(3.86)	0.00	0.00	0.00	0.00

PIMCO CommoditiesPLUS® Short Strategy Fund
Institutional Class
04/01/2013 - 09/30/2013+	$7.88	$(0.01)	$0.52	$0.51	$(0.11)	$0.00	$0.00	$(0.11)
03/31/2013	8.93	(0.05)	0.29	0.24	(1.29)	0.00	0.00	(1.29)
03/31/2012	7.79	0.02	1.15	1.17	(0.03)	0.00	0.00	(0.03)
08/17/2010 - 03/31/2011	10.00	(0.01)	(2.20)	(2.21)	0.00	0.00	0.00	0.00
Class P
04/01/2013 - 09/30/2013+	7.88	(0.02)	0.51	0.49	(0.08)	0.00	0.00	(0.08)
03/31/2013	8.92	0.22	0.01	0.23	(1.27)	0.00	0.00	(1.27)
03/31/2012	7.79	0.00	1.16	1.16	(0.03)	0.00	0.00	(0.03)
08/17/2010 - 03/31/2011	10.00	(0.01)	(2.20)	(2.21)	0.00	0.00	0.00	0.00
Class D
04/01/2013 - 09/30/2013+	7.86	(0.04)	0.51	0.47	(0.09)	0.00	0.00	(0.09)
03/31/2013	8.88	(0.07)	0.27	0.20	(1.22)	0.00	0.00	(1.22)
03/31/2012	7.78	(0.06)	1.16	1.10	0.00	0.00	0.00	0.00
08/17/2010 - 03/31/2011	10.00	0.21	(2.43)	(2.22)	0.00	0.00	0.00	0.00
Class A
04/01/2013 - 09/30/2013+	7.83	(0.03)	0.51	0.48	(0.10)	0.00	0.00	(0.10)
03/31/2013	8.88	0.17	0.03	0.20	(1.25)	0.00	0.00	(1.25)
03/31/2012	7.78	(0.01)	1.13	1.12	(0.02)	0.00	0.00	(0.02)
09/30/2010 - 03/31/2011	10.00	0.07	(2.29)	(2.22)	0.00	0.00	0.00	0.00
Class C
04/01/2013 - 09/30/2013+	7.76	(0.07)	0.51	0.44	(0.05)	0.00	0.00	(0.05)
03/31/2013	8.78	(0.01)	0.15	0.14	(1.16)	0.00	0.00	(1.16)
03/31/2012	7.75	(0.08)	1.12	1.04	(0.01)	0.00	0.00	(0.01)
09/30/2010 - 03/31/2011	10.00	(0.01)	(2.24)	(2.25)	0.00	0.00	0.00	0.00

PIMCO CommoditiesPLUS® Strategy Fund
Institutional Class
04/01/2013 - 09/30/2013+	$11.07	$0.00	$(0.30)	$(0.30)	$(0.03)	$0.00	$0.00	$(0.03)
03/31/2013	11.14	0.04	(0.04)	0.00	(0.06)	(0.01)	0.00	(0.07)
03/31/2012	14.55	0.04	(1.26)	(1.22)	(2.19)	0.00	0.00	(2.19)
05/28/2010 - 03/31/2011	10.00	0.04	4.58	4.62	(0.03)	(0.04)	0.00	(0.07)
Class P
04/01/2013 - 09/30/2013+	11.03	(0.01)	(0.31)	(0.32)	(0.02)	0.00	0.00	(0.02)
03/31/2013	11.11	0.04	(0.05)	(0.01)	(0.06)	(0.01)	0.00	(0.07)
03/31/2012	14.53	0.02	(1.25)	(1.23)	(2.19)	0.00	0.00	(2.19)
05/28/2010 - 03/31/2011	10.00	0.03	4.57	4.60	(0.03)	(0.04)	0.00	(0.07)
Class D
04/01/2013 - 09/30/2013+	11.02	(0.03)	(0.30)	(0.33)	(0.01)	0.00	0.00	(0.01)
03/31/2013	11.08	(0.01)	(0.04)	(0.05)	(0.00)^	(0.01)	0.00	(0.01)
03/31/2012	14.50	(0.01)	(1.26)	(1.27)	(2.15)	0.00	0.00	(2.15)
05/28/2010 - 03/31/2011	10.00	(0.01)	4.57	4.56	(0.02)	(0.04)	0.00	(0.06)
Class A
04/01/2013 - 09/30/2013+	11.00	(0.02)	(0.32)	(0.34)	(0.01)	0.00	0.00	(0.01)
03/31/2013	11.07	(0.01)	(0.04)	(0.05)	(0.01)	(0.01)	0.00	(0.02)
03/31/2012	14.50	(0.02)	(1.25)	(1.27)	(2.16)	0.00	0.00	(2.16)
05/28/2010 - 03/31/2011	10.00	(0.02)	4.58	4.56	(0.02)	(0.04)	0.00	(0.06)

Please see footnotes on page 24.

22	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate**

$3.63	(15.10)%	$162,681	1.93	%*	1.93	%*	1.89	%*	1.89	%*	1.00	%*	54%
4.56	21.85	193,746	1.95		1.95		1.89		1.89		(0.73)		71
4.58	27.99	59,015	1.93	(d)	1.93	(d)	1.89	(d)	1.89	(d)	1.10		287
4.37	34.68	30,460	1.96		1.96		1.94		1.94		0.70		344
4.10	142.61	11,173	2.04		2.04		1.94		1.94		2.96		863
1.98	(66.10)	4,009	2.06		2.06		1.94		1.94		2.65		1,288

$8.28	6.49%	$3,754	0.80	%*	0.91	%*	0.79	%*	0.90	%*	(0.27	)%*	65%
7.88	2.63	2,814	0.80		0.93		0.79		0.92		(0.61)		174
8.93	15.00	2,873	0.79		0.92		0.79		0.92		0.19		83
7.79	(22.10)	3,399	0.79	*	1.36	*	0.79	*	1.36	*	(0.20	)*	94

8.29	6.20	202	0.90	*	1.01	*	0.89	*	1.00	*	(0.52	)*	65
7.88	2.55	38	0.90		1.03		0.89		1.02		2.65		174
8.92	14.83	10	0.89		1.02		0.89		1.02		0.00		83
7.79	(22.10)	8	0.89	*	1.66	*	0.89	*	1.66	*	(0.11	)*	94

8.24	6.03	6,081	1.30	*	1.41	*	1.29	*	1.40	*	(0.93	)*	65
7.86	2.13	880	1.30		1.43		1.29		1.42		(0.85)		174
8.88	14.17	312	1.29		1.42		1.29		1.42		(0.72)		83
7.78	(22.20)	1,284	1.29	*	10.39	*	1.29	*	10.39	*	4.26	*	94

8.21	6.14	3,026	1.30	*	1.41	*	1.29	*	1.40	*	(0.84	)*	65
7.83	2.23	1,097	1.30		1.43		1.29		1.42		2.11		174
8.88	14.42	406	1.29		1.42		1.29		1.42		(0.10)		83
7.78	(17.93)	152	1.29	*	5.33	*	1.29	*	5.33	*	1.64	*	94

8.15	5.72	269	2.05	*	2.16	*	2.04	*	2.15	*	(1.62	)*	65
7.76	1.41	142	2.05		2.18		2.04		2.17		(0.11)		174
8.78	13.41	104	2.04		2.17		2.04		2.17		(0.93)		83
7.75	(18.25)	32	2.04	*	3.79	*	2.04	*	3.79	*	(0.32	)*	94

$10.74	(2.73)%	$3,449,868	0.74	%*	0.89	%*	0.74	%*	0.89	%*	(0.01	)%*	42%
11.07	0.03	3,317,933	0.74		0.88		0.74		0.88		0.35		107
11.14	(8.28)	4,023,057	0.74		0.88		0.74		0.88		0.37		66
14.55	46.24	2,144,665	0.74	*	0.86	*	0.74	*	0.86	*	0.35	*	82

10.69	(2.87)	1,360,046	0.84	*	0.99	*	0.84	*	0.99	*	(0.11	)*	42
11.03	(0.03)	1,033,837	0.84		0.98		0.84		0.98		0.39		107
11.11	(8.35)	173,960	0.84		0.98		0.84		0.98		0.15		66
14.53	46.01	3,389	0.84	*	0.96	*	0.84	*	0.96	*	0.27	*	82

10.68	(3.01)	61,558	1.24	*	1.39	*	1.24	*	1.39	*	(0.51	)*	42
11.02	(0.39)	41,048	1.24		1.38		1.24		1.38		(0.10)		107
11.08	(8.74)	48,311	1.24		1.38		1.24		1.38		(0.10)		66
14.50	45.63	34,671	1.24	*	1.36	*	1.24	*	1.36	*	(0.12	)*	82

10.65	(3.12)	450,863	1.24	*	1.39	*	1.24	*	1.39	*	(0.43	)*	42
11.00	(0.39)	76,254	1.24		1.38		1.24		1.38		(0.12)		107
11.07	(8.74)	43,978	1.24		1.38		1.24		1.38		(0.13)		66
14.50	45.63	10,128	1.24	*	1.36	*	1.24	*	1.36	*	(0.13	)*	82

Please see footnotes on page 24.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	23

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO CommoditiesPLUS® Strategy Fund (Cont.)
Class C
04/01/2013 - 09/30/2013+	$10.84	$(0.07)	$(0.30)	$(0.37)	$(0.00)^	$0.00	$0.00	$(0.00)^
03/31/2013	10.98	(0.09)	(0.04)	(0.13)	(0.00)^	(0.01)	0.00	(0.01)
03/31/2012	14.43	(0.10)	(1.25)	(1.35)	(2.10)	0.00	0.00	(2.10)
05/28/2010 - 03/31/2011	10.00	(0.10)	4.57	4.47	(0.00)^	(0.04)	0.00	(0.04)
Class R
04/01/2013 - 09/30/2013+	10.96	(0.04)	(0.31)	(0.35)	(0.00)^	0.00	0.00	(0.00)^
03/31/2013	11.04	(0.04)	(0.03)	(0.07)	(0.00)^	(0.01)	0.00	(0.01)
03/31/2012	14.48	(0.04)	(1.26)	(1.30)	(2.14)	0.00	0.00	(2.14)
05/28/2010 - 03/31/2011	10.00	(0.04)	4.56	4.52	(0.00)^	(0.04)	0.00	(0.04)

PIMCO Inflation Response Multi-Asset Fund
Institutional Class
04/01/2013 - 09/30/2013+	$10.27	$0.03	$(0.82)	$(0.79)	$(0.03)	$0.00	$0.00	$(0.03)
03/31/2013	9.85	0.03	0.61	0.64	(0.15)	(0.07)	0.00	(0.22)
08/31/2011 - 03/31/2012	10.00	0.00 ^	0.00	0.00 ^	(0.15)	0.00	0.00	(0.15)
Class P
04/01/2013 - 09/30/2013+	10.28	0.03	(0.84)	(0.81)	(0.02)	0.00	0.00	(0.02)
03/31/2013	9.85	(0.01)	0.65	0.64	(0.14)	(0.07)	0.00	(0.21)
08/31/2011 - 03/31/2012	10.00	0.04	(0.04)	0.00	(0.15)	0.00	0.00	(0.15)
Class D
04/01/2013 - 09/30/2013+	10.26	0.02	(0.84)	(0.82)	(0.01)	0.00	0.00	(0.01)
03/31/2013	9.85	(0.01)	0.61	0.60	(0.12)	(0.07)	0.00	(0.19)
08/31/2011 - 03/31/2012	10.00	(0.01)	0.00	(0.01)	(0.14)	0.00	0.00	(0.14)
Class A
04/01/2013 - 09/30/2013+	10.24	0.02	(0.84)	(0.82)	(0.00)^	0.00	0.00	(0.00)^
03/31/2013	9.83	(0.02)	0.61	0.59	(0.11)	(0.07)	0.00	(0.18)
08/31/2011 - 03/31/2012	10.00	(0.01)	(0.01)	(0.02)	(0.15)	0.00	0.00	(0.15)
Class C
04/01/2013 - 09/30/2013+	10.19	(0.02)	(0.83)	(0.85)	(0.00)^	0.00	0.00	(0.00)^
03/31/2013	9.80	(0.09)	0.61	0.52	(0.06)	(0.07)	0.00	(0.13)
08/31/2011 - 03/31/2012	10.00	(0.06)	(0.01)	(0.07)	(0.13)	0.00	0.00	(0.13)
Class R
04/01/2013 - 09/30/2013+	10.30	0.00	(0.84)	(0.84)	(0.01)	0.00	0.00	(0.01)
03/31/2013	9.85	(0.02)	0.60	0.58	(0.06)	(0.07)	0.00	(0.13)
08/31/2011 - 03/31/2012	10.00	(0.04)	0.01	(0.03)	(0.12)	0.00	0.00	(0.12)

+	Unaudited
*	Annualized
**	Effective April 1, 2010, the calculation methodology of the portfolio turnover rate has been updated to exclude investments in the PIMCO Short-Term Floating NAV Portfolio.
***	The amount includes estimated sources of distributions paid during the period. The actual tax characterization of distributions paid will be determined at the end of the Fund’s fiscal year.
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2008, the Fund’s advisory fee was decreased to an annual rate of 0.30%.
(c)	Effective October 1, 2008, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.40%.
(d)	Effective May 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.40%.

24	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate**

$10.47	(3.41)%	$12,337	1.99	%*	2.14	%*	1.99	%*	2.14	%*	(1.27	)%*	42%
10.84	(1.17)	8,214	1.99		2.13		1.99		2.13		(0.83)		107
10.98	(9.41)	7,696	1.99		2.13		1.99		2.13		(0.81)		66
14.43	44.75	8,842	1.99	*	2.11	*	1.99	*	2.11	*	(0.88	)*	82

10.61	(3.17)	802	1.49	*	1.64	*	1.49	*	1.64	*	(0.78	)*	42
10.96	(0.62)	326	1.49		1.63		1.49		1.63		(0.36)		107
11.04	(8.99)	255	1.49		1.63		1.49		1.63		(0.35)		66
14.48	45.25	35	1.49	*	1.61	*	1.49	*	1.61	*	(0.39	)*	82

$9.45	(7.72)%	$562,405	0.71	%*	0.99	%*	0.71	%*	0.99	%*	0.66	%*	55%
10.27	6.57	206,779	0.67		1.00		0.67		1.00		0.26		292
9.85	0.09	35,497	0.67	*	1.16	*	0.67	*	1.16	*	0.00	*	235

9.45	(7.87)	5,033	0.81	*	1.09	*	0.81	*	1.09	*	0.68	*	55
10.28	6.55	5,012	0.77		1.10		0.77		1.10		(0.13)		292
9.85	0.08	298	0.77	*	1.26	*	0.77	*	1.26	*	0.77	*	235

9.43	(8.03)	39,681	1.16	*	1.44	*	1.16	*	1.44	*	0.36	*	55
10.26	6.07	41,055	1.12		1.45		1.12		1.45		(0.05)		292
9.85	(0.03)	1,398	1.12	*	1.61	*	1.12	*	1.61	*	(0.23	)*	235

9.42	(7.98)	13,307	1.16	*	1.44	*	1.16	*	1.44	*	0.38	*	55
10.24	6.06	16,391	1.12		1.45		1.12		1.45		(0.19)		292
9.83	(0.16)	2,102	1.12	*	1.61	*	1.12	*	1.61	*	(0.26	)*	235

9.34	(8.34)	3,594	1.91	*	2.19	*	1.91	*	2.19	*	(0.37	)*	55
10.19	5.30	4,177	1.87		2.20		1.87		2.20		(0.90)		292
9.80	(0.61)	762	1.87	*	2.36	*	1.87	*	2.36	*	(1.14	)*	235

9.45	(8.13)	53	1.41	*	1.69	*	1.41	*	1.69	*	0.01	*	55
10.30	5.90	11	1.37		1.70		1.37		1.70		(0.15)		292
9.85	(0.28)	10	1.37	*	1.86	*	1.37	*	1.86	*	(0.71	)*	235

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	25

Statements of Assets and Liabilities

(Amounts in thousands, except per share amounts)	PIMCO Real Income 2019 Fund®	PIMCO Real Income 2029 Fund®	PIMCO Real Return Asset Fund	PIMCO RealEstateRealReturn Strategy Fund

Assets:
Investments, at value
Investments in securities*	$18,922	$18,942	$714,522	$2,732,373
Investments in Affiliates	0	0	117	312,239
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	0	75	110
Over the counter	0	0	1,473	75,195
Cash	1	0	26	1
Deposits with counterparty	0	0	971	1,314
Foreign currency, at value	0	0	428	553
Receivable for investments sold	0	0	21,743	35,240
Receivable for Fund shares sold	4	1	41	26,149
Interest and dividends receivable	62	71	2,840	7,751
Dividends receivable from Affiliates	0	0	1	63
Other assets	0	0	1	1
	18,989	19,014	742,238	3,190,989

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$0	$73,380	$537,914
Payable for sale-buyback transactions	0	0	21,918	34,699
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	0	14	57
Over the counter	0	0	1,992	7,112
Payable for investments purchased	0	0	2,088	50,273
Payable for investments in Affiliates purchased	0	0	1	63
Deposits from counterparty	0	0	787	107,919
Payable for Fund shares redeemed	220	70	4,041	4,435
Dividends payable	51	16	0	0
Accrued investment advisory fees	3	3	142	793
Accrued supervisory and administrative fees	5	4	118	497
Accrued distribution fees	2	2	0	139
Accrued servicing fees	2	1	0	95
	283	96	104,481	743,996

Net Assets	$18,706	$18,918	$637,757	$2,446,993

Net Assets Consist of:
Paid in capital	$20,006	$19,784	$528,601	$2,577,521
Undistributed (overdistributed) net investment income	(1,528)	(472)	13,374	46,625
Accumulated undistributed net realized gain (loss)	514	(131)	98,787	(178,604)
Net unrealized appreciation (depreciation)	(286)	(263)	(3,005)	1,451
	$18,706	$18,918	$637,757	$2,446,993

Cost of Investments in Securities	$19,208	$19,205	$717,377	$2,801,006
Cost of Investments in Affiliates	$0	$0	$117	$312,222
Cost of Foreign Currency Held	$0	$0	$428	$556
Cost or Premiums of Financial Derivative Instruments, Net	$0	$0	$(754)	$72

* Includes repurchase agreements of:	$104	$108	$358	$1,142

26	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

(Amounts in thousands, except per share amounts)	PIMCO Real Income 2019 Fund®	PIMCO Real Income 2029 Fund®	PIMCO Real Return Asset Fund	PIMCO RealEstateRealReturn Strategy Fund

Net Assets:
Institutional Class	$1,787	$6,161	$631,563	$1,610,874
Class P	720	1,084	6,194	108,465
Class D	2,311	6,260	NA	231,925
Class A	9,315	3,598	NA	331,712
Class B	NA	NA	NA	1,336
Class C	4,573	1,815	NA	162,681

Shares Issued and Outstanding:
Institutional Class	252	621	74,835	385,563
Class P	102	110	734	26,258
Class D	329	636	NA	58,784
Class A	1,318	366	NA	84,357
Class B	NA	NA	NA	361
Class C	653	187	NA	44,793

Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$7.08	$9.91	$8.44	$4.18
Class P	7.08	9.89	8.44	4.13
Class D	7.04	9.84	NA	3.95
Class A	7.07	9.84	NA	3.93
Class B	NA	NA	NA	3.70
Class C	7.00	9.73	NA	3.63

^	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	27

Consolidated Statements of Assets and Liabilities

(Amounts in thousands, except per share amounts)	PIMCO CommoditiesPLUS® Short Strategy Fund	PIMCO CommoditiesPLUS® Strategy Fund	PIMCO Inflation Response Multi-Asset Fund

Assets:
Investments, at value
Investments in securities*	$10,006	$4,211,713	$452,687
Investments in Affiliates	3,312	1,352,232	163,519
Financial Derivative Instruments
Exchange-traded or centrally cleared	19	19,945	1,636
Over the counter	222	37,714	3,404
Cash	142	216	20
Deposits with counterparty	49	38,171	3,026
Foreign currency, at value	19	5,136	801
Receivable for investments sold	1	32,557	5,993
Receivable for Fund shares sold	7	17,606	11,382
Interest and dividends receivable	18	5,780	707
Dividends receivable from Affiliates	1	291	99
Reimbursement receivable from PIMCO	1	595	31
Other assets	0	1	5
	13,797	5,721,957	643,310

Liabilities:
Financial Derivative Instruments
Exchange-traded or centrally cleared	$14	$28,976	$1,810
Over the counter	40	96,543	3,451
Payable for investments purchased	2	221,127	11,002
Payable for investments in Affiliates purchased	1	291	99
Deposits from counterparty	395	10,249	2,320
Payable for Fund shares redeemed	0	25,635	208
Accrued investment advisory fees	6	2,318	221
Accrued supervisory and administrative fees	5	1,290	113
Accrued distribution fees	1	17	10
Accrued servicing fees	1	36	3
Other liabilities	0	1	0
	465	386,483	19,237

Net Assets	$13,332	$5,335,474	$624,073

Net Assets Consist of:
Paid in capital	$13,248	$5,412,858	$649,149
Undistributed (overdistributed) net investment income	(54)	24,363	792
Accumulated undistributed net realized (loss)	(72)	(58,946)	(18,590)
Net unrealized appreciation (depreciation)	210	(42,801)	(7,278)
	$13,332	$5,335,474	$624,073

Cost of Investments in Securities	$9,990	$4,202,692	$459,219
Cost of Investments in Affiliates	$3,312	$1,352,493	$165,002
Cost of Foreign Currency Held	$19	$5,114	$800
Cost or Premiums of Financial Derivative Instruments, Net	$(5)	$(14,300)	$(377)

* Includes repurchase agreements of:	$117	$403,081	$16,823

28	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

(Amounts in thousands, except per share amounts)	PIMCO CommoditiesPLUS® Short Strategy Fund	PIMCO CommoditiesPLUS® Strategy Fund	PIMCO Inflation Response Multi-Asset Fund

Net Assets:
Institutional Class	$3,754	$3,449,868	$562,405
Class P	202	1,360,046	5,033
Class D	6,081	61,558	39,681
Class A	3,026	450,863	13,307
Class C	269	12,337	3,594
Class R	NA	802	53

Shares Issued and Outstanding:
Institutional Class	453	321,313	59,537
Class P	24	127,203	532
Class D	738	5,765	4,207
Class A	369	42,316	1,413
Class C	33	1,178	385
Class R	NA	76	6

Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$8.28	$10.74	$9.45
Class P	8.29	10.69	9.45
Class D	8.24	10.68	9.43
Class A	8.21	10.65	9.42
Class C	8.15	10.47	9.34
Class R	NA	10.61	9.45

^	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	29

Statements of Operations

Six Months Ended September 30, 2013 (Unaudited)
(Amounts in thousands)	PIMCO Real Income 2019 Fund®	PIMCO Real Income 2029 Fund®	PIMCO Real Return Asset Fund	PIMCO RealEstateRealReturn Strategy Fund

Investment Income:
Interest	$176	$278	$6,860	$28,519
Dividends	0	0	0	603
Dividends from investments in Affiliates	0	0	24	323
Total Income	176	278	6,884	29,445

Expenses:
Investment advisory fees	20	21	646	4,921
Supervisory and administrative fees	35	34	544	3,339
Distribution and/or servicing fees - Class D	4	10	0	472
Distribution fees - Class B	0	0	0	6
Distribution fees - Class C	13	5	0	731
Servicing fees - Class A	12	5	0	525
Servicing fees - Class B	0	0	0	2
Servicing fees - Class C	7	3	0	243
Interest expense	0	0	54	404
Total Expenses	91	78	1,244	10,643

Net Investment Income	85	200	5,640	18,802

Net Realized Gain (Loss):
Investments in securities	515	(130)	(17,780)	(38,059)
Investments in Affiliates	0	0	1	23
Exchange-traded or centrally cleared financial derivative instruments	0	0	1,360	(3,074)
Over the counter financial derivative instruments	0	0	1,054	(116,521)
Foreign currency	0	0	(92)	(660)
Net Realized Gain (Loss)	515	(130)	(15,457)	(158,291)

Net Change in Unrealized Appreciation (Depreciation)
Investments in securities	(1,340)	(1,933)	(28,184)	(192,403)
Investments in Affiliates	0	0	(4)	4
Exchange-traded or centrally cleared financial derivative instruments	0	0	(351)	1,589
Over the counter financial derivative instruments	0	0	(747)	13,787
Foreign currency assets and liabilities	0	0	(51)	17
Net Change in Unrealized (Depreciation)	(1,340)	(1,933)	(29,337)	(177,006)
Net (Loss)	(825)	(2,063)	(44,794)	(335,297)

Net (Decrease) in Net Assets Resulting from Operations	$(740)	$(1,863)	$(39,154)	$(316,495)

30	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Consolidated Statements of Operations

Six Months Ended September 30, 2013 (Unaudited)
(Amounts in thousands)	PIMCO CommoditiesPLUS® Short Strategy Fund	PIMCO CommoditiesPLUS® Strategy Fund	PIMCO Inflation Response Multi-Asset Fund

Investment Income:
Interest, net of foreign taxes*	$22	$14,847	$2,178
Dividends	0	462	64
Dividends from investments in Affiliates	4	1,755	564
Total Income	26	17,064	2,806

Expenses:
Investment advisory fees	39	13,897	1,431
Supervisory and administrative fees	30	7,638	618
Distribution and/or servicing fees - Class D	9	58	52
Distribution fees - Class C	1	32	15
Distribution fees - Class R	0	1	0
Servicing fees - Class A	3	116	19
Servicing fees - Class C	1	10	5
Servicing fees - Class R	0	1	0
Interest expense	1	51	1
Miscellaneous expense	0	0	10
Total Expenses	84	21,804	2,151
Waiver and/or Reimbursement by PIMCO	(8)	(3,449)	(567)
Net Expenses	76	18,355	1,584

Net Investment Income (Loss)	(50)	(1,291)	1,222

Net Realized Gain (Loss):
Investments in securities	(2)	(10,159)	(6,889)
Investments in Affiliates	0	(15)	(266)
Exchange-traded or centrally cleared financial derivative instruments	(31)	(12,459)	(5,589)
Over the counter financial derivative instruments	53	(44,564)	(6,628)
Foreign currency	1	2,099	3
Net Realized Gain (Loss)	21	(65,098)	(19,369)

Net Change in Unrealized Appreciation (Depreciation)
Investments in securities	(10)	(19,210)	(8,628)
Investments in Affiliates	0	236	(1,820)
Exchange-traded or centrally cleared financial derivative instruments	6	21,960	630
Over the counter financial derivative instruments	148	(59,377)	(64)
Foreign currency assets and liabilities	0	88	16
Net Change in Unrealized Appreciation (Depreciation)	144	(56,303)	(9,866)
Net Gain (Loss)	165	(121,401)	(29,235)

Net Increase (Decrease) in Net Assets Resulting from Operations	$115	$(122,692)	$(28,013)

* Foreign tax withholdings	$0	$1	$0

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	31

Statements of Changes in Net Assets

	PIMCO Real Income 2019 Fund®			PIMCO Real Income 2029 Fund®			PIMCO Real Return Asset Fund		PIMCO RealEstateRealReturn Strategy Fund

(Amounts in thousands)	Six Months Ended September 30, 2013 (Unaudited)		Year Ended March 31, 2013	Six Months Ended September 30, 2013 (Unaudited)		Year Ended March 31, 2013	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$85		$79	$200		$136	$5,640	$26,519	$18,802	$17,466
Net realized gain (loss)	515		575	(130)		258	(15,457)	234,880	(158,291)	438,878
Net change in unrealized appreciation (depreciation)	(1,340)		(53)	(1,933)		685	(29,337)	(86,822)	(177,006)	25,107
Net increase (decrease) resulting from operations	(740)		601	(1,863)		1,079	(39,154)	174,577	(316,495)	481,451

Distributions to Shareholders:
From net investment income
Institutional Class	(42)		(96)	(82)		(146)	(5,766)	(27,128)	(58,055)	(153,858)
Class P	(15)		(41)	(16)		(57)	(160)	(386)	(8,497)	(18,607)
Class D	(48)		(97)	(76)		(113)	0	0	(18,863)	(59,284)
Class A	(180)		(274)	(42)		(69)	0	0	(23,189)	(44,405)
Class B	0		0	0		0	0	0	(86)	(244)
Class C	(81)		(145)	(20)		(24)	0	0	(11,314)	(18,470)
From net realized capital gains
Institutional Class	0		0	0		0	0	(136,912)	0	(34,172)
Class P	0		0	0		0	0	(3,871)	0	(7,072)
Class D	0		0	0		0	0	0	0	(23,536)
Class A	0		0	0		0	0	0	0	(17,355)
Class B	0		0	0		0	0	0	0	(106)
Class C	0		0	0		0	0	0	0	(7,909)
Tax basis return of capital
Institutional Class	(139	)***	(397)	(122	)***	(247)	0	0	0	0
Class P	(55	)***	(174)	(28	)***	(98)	0	0	0	0
Class D	(157	)***	(439)	(143	)***	(209)	0	0	0	0
Class A	(528	)***	(1,256)	(81	)***	(130)	0	0	0	0
Class B	0		0	0		0	0	0	0	0
Class C	(307	)***	(725)	(36	)***	(52)	0	0	0	0

Total Distributions	(1,552)		(3,644)	(646)		(1,145)	(5,926)	(168,297)	(120,004)	(385,018)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(11,544)		6,399	(3,202)		6,527	277,609	(2,045,834)	857,747	(504,101)

Total Increase (Decrease) in Net Assets	(13,836)		3,356	(5,711)		6,461	232,529	(2,039,554)	421,248	(407,668)

Net Assets:
Beginning of period	32,542		29,186	24,629		18,168	405,228	2,444,782	2,025,745	2,433,413
End of period*	$18,706		$32,542	$18,918		$24,629	$637,757	$405,228	$2,446,993	$2,025,745

* Including undistributed (overdistributed) net investment income of:	$(1,528)		$(61)	$(472)		$(26)	$13,374	$13,660	$46,625	$147,827

**	See note 13 in the Notes to Financial Statements.
***	The amount includes estimated sources of distributions paid during the period. The actual tax characterization of distributions paid will be determined at the end of the Fund’s fiscal year.

32	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Consolidated Statements of Changes in Net Assets

	PIMCO CommoditiesPLUS® Short Strategy Fund		PIMCO CommoditiesPLUS® Strategy Fund		PIMCO Inflation Response Multi-Asset Fund

(Amounts in thousands)	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013

Increase in Net Assets from:

Operations:
Net investment income (loss)	$(50)	$(33)	$(1,291)	$14,895	$1,222	$213
Net realized gain (loss)	21	198	(65,098)	(12,411)	(19,369)	1,973
Net change in unrealized appreciation (depreciation)	144	79	(56,303)	43,485	(9,866)	1,947
Net increase (decrease) resulting from operations	115	244	(122,692)	45,969	(28,013)	4,133

Distributions to Shareholders:
From net investment income
Institutional Class	(31)	(615)	(8,390)	(19,566)	(1,058)	(1,582)
Class P	(1)	(2)	(2,718)	(2,726)	(12)	(9)
Class D	(77)	(154)	(37)	(15)	(24)	(61)
Class A	(30)	(123)	(56)	(95)	(5)	(85)
Class C	(1)	(22)	(0)^	(0)^	(0)^	(12)
Class R	0	0	(0)^	(0)^	(0)^	(0)^
From net realized capital gains
Institutional Class	0	0	0	(3,518)	0	(857)
Class P	0	0	0	(512)	0	(4)
Class D	0	0	0	(37)	0	(47)
Class A	0	0	0	(73)	0	(59)
Class C	0	0	0	(8)	0	(14)
Class R	0	0	0	(0)^	0	(0)^

Total Distributions	(140)	(916)	(11,201)	(26,550)	(1,099)	(2,730)

Fund Share Transactions:
Net increase resulting from Fund share transactions**	8,386	1,938	991,755	160,936	379,760	231,955

Total Increase in Net Assets	8,361	1,266	857,862	180,355	350,648	233,358

Net Assets:
Beginning of period	4,971	3,705	4,477,612	4,297,257	273,425	40,067
End of period*	$13,332	$4,971	$5,335,474	$4,477,612	$624,073	$273,425

* Including undistributed (overdistributed) net investment income of:	$(54)	$136	$24,363	$36,855	$792	$669

**	See note 13 in the Notes to Financial Statements.
^	Amount is less than $500.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	33

Statements of Cash Flows

Six Months Ended September 30, 2013 (Unaudited)
(Amounts in thousands)	PIMCO Real Return Asset Fund	PIMCO RealEstateRealReturn Strategy Fund

Cash flows (used for) operating activities:

Net (decrease) in net assets resulting from operations	$(39,154)	$(316,495)

Adjustments to reconcile net (decrease) in net assets from operations to net cash (used for) operating activities:
Purchases of long-term securities	(511,692)	(1,532,776)
Proceeds from sales of long-term securities	211,673	991,967
(Purchases) proceeds from sales of short-term portfolio investments, net	49,158	(90,999)
(Increase) in deposits with counterparty	(930)	(1,314)
(Increase) decrease in receivable for investments sold	543	(26,920)
(Increase) in interest and dividends receivable	(376)	(202)
(Increase) decrease in exchange-traded or centrally cleared derivatives	904	(1,804)
(Increase) decrease in over the counter derivatives	823	(117,832)
Increase in payable for investments purchased	2,081	50,336
Increase in deposits from counterparty	217	58,622
Increase (decrease) in accrued investment advisory fees	34	(37)
Increase (decrease) in accrued supervisory and administrative fees	27	(84)
(Decrease) in accrued distribution fee	0	(87)
(Decrease) in accrued servicing fee	0	(34)
Payments on currency transactions	(143)	(642)
Net Realized (Gain) Loss
Investments in securities	17,780	38,059
Investments in Affiliates	(1)	(23)
Exchange-traded or centrally cleared financial derivative instruments	(1,360)	3,074
Over the counter financial derivative instruments	(1,054)	116,521
Foreign currency	92	660
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	28,184	192,403
Investments in Affiliates	4	(4)
Exchange-traded or centrally cleared financial derivative instruments	351	(1,589)
Over the counter financial derivative instruments	747	(13,787)
Foreign currency assets and liabilities	51	(17)
Net amortization (accretion) on investments	2,421	11,702
Net cash (used for) operating activities	(239,620)	(641,302)

Cash flows received from financing activities:
Proceeds from shares sold	422,893	1,635,260
Payments on shares redeemed	(150,762)	(914,965)
(Decrease) in overdraft due to custodian	(33)	(347)
Cash dividend paid*	(193)	(7,808)
Proceeds from reverse repurchase agreements	297,177	1,874,308
Payments on reverse repurchase agreements	(329,068)	(1,916,938)
Proceeds from sale-buyback transactions	301,639	1,794,270
Payments on sale-buyback transactions	(301,349)	(1,825,265)
Proceeds from deposits from counterparty	2,124	13,210
Payments on deposits from counterparty	(2,742)	(10,402)
Net cash received from financing activities	239,686	641,323

Net Increase in Cash and Foreign Currency	66	21

Cash and Foreign Currency:
Beginning of period	388	533
End of period	$454	$554

* Reinvestment of dividends	$5,747	$112,196

Supplemental disclosure of cash flow information:
Interest expense paid during the period	$69	$617

34	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Real Income 2019 Fund®

September 30, 2013 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 101.2%

U.S. TREASURY OBLIGATIONS 100.1%
U.S. Treasury Inflation Protected Securities (a)
0.125% due 04/15/2016	$1,138	$1,168
0.125% due 04/15/2017	1,285	1,327
0.500% due 04/15/2015	776	793
1.250% due 04/15/2014	927	935
1.250% due 07/15/2020	385	422
1.375% due 07/15/2018	1,278	1,405
1.375% due 01/15/2020	335	368
1.625% due 01/15/2015	1,051	1,087
1.625% due 01/15/2018	1,762	1,938
1.875% due 07/15/2015	943	996
1.875% due 07/15/2019	1,345	1,526
2.000% due 07/15/2014	1,134	1,163
2.000% due 01/15/2016	1,030	1,102
2.125% due 01/15/2019	1,497	1,701
2.500% due 07/15/2016	1,423	1,571
2.625% due 07/15/2017	1,071	1,216

Total U.S. Treasury Obligations (Cost $19,004)		18,718

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.1%

REPURCHASE AGREEMENTS (b) 0.6%
		$104

U.S. TREASURY BILLS 0.5%
0.007% due 12/12/2013	$100	100

Total Short-Term Instruments (Cost $204)		204

Total Investments in Securities (Cost $19,208)		18,922

Total Investments 101.2% (Cost $19,208)		$18,922

Other Assets and Liabilities, net (1.2%)		(216)

Net Assets 100.0%		$18,706

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	09/30/2013	10/01/2013	$104	Fannie Mae 2.200% due 10/17/2022	$(108)	$104	$104

Total Repurchase Agreements						$(108)	$104	$104

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of September 30, 2013:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$104	$0	$0	$0	$104	$(108)	$(4)

Total Borrowings and Other Financing Transactions	$104	$0	$0	$0

(2)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	35

Schedule of Investments PIMCO Real Income 2019 Fund® (Cont.)

September 30, 2013 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$18,718	$0	$18,718
Short-Term Instruments
Repurchase Agreements	0	104	0	104
U.S. Treasury Bills	0	100	0	100
Total Investments	$0	$18,922	$0	$18,922

There were no transfers between Level 1 and 2 during the period ended September 30, 2013.

36	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Real Income 2029 Fund®

September 30, 2013 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.1%

U.S. TREASURY OBLIGATIONS 98.5%
U.S. Treasury Inflation Protected Securities (a)
0.125% due 04/15/2016	$460	$473
0.125% due 04/15/2017	668	690
0.125% due 01/15/2022	661	653
0.125% due 07/15/2022	955	942
0.125% due 01/15/2023	658	640
0.375% due 07/15/2023	763	759
0.500% due 04/15/2015	216	220
0.625% due 07/15/2021	549	572
1.125% due 01/15/2021	443	477
1.250% due 07/15/2020	739	809
1.375% due 07/15/2018	482	530
1.375% due 01/15/2020	594	652
1.625% due 01/15/2015	343	354
1.625% due 01/15/2018	457	503
1.750% due 01/15/2028	976	1,094

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.875% due 07/15/2015	$150	$159
1.875% due 07/15/2019	744	844
2.000% due 01/15/2014	152	153
2.000% due 07/15/2014	173	178
2.000% due 01/15/2016	159	170
2.000% due 01/15/2026	957	1,106
2.125% due 01/15/2019	474	539
2.375% due 01/15/2017	232	257
2.375% due 01/15/2025	582	696
2.375% due 01/15/2027	989	1,192
2.500% due 07/15/2016	567	626
2.500% due 01/15/2029	718	884
2.625% due 07/15/2017	259	294
3.625% due 04/15/2028	917	1,270
3.875% due 04/15/2029	625	898

Total U.S. Treasury Obligations (Cost $18,897)		18,634

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.6%

REPURCHASE AGREEMENTS (b) 0.6%
		$108

U.S. TREASURY BILLS 1.0%
0.016% due 12/26/2013	$200	200

Total Short-Term Instruments (Cost $308)		308

Total Investments in Securities (Cost $19,205)		18,942

Total Investments 100.1% (Cost $19,205)		$18,942

Other Assets and Liabilities, net (0.1%)		(24)

Net Assets 100.0%		$18,918

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	09/30/2013	10/01/2013	$108	Fannie Mae 2.200% due 10/17/2022	$(113)	$108	$108

Total Repurchase Agreements						$(113)	$108	$108

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of September 30, 2013:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$108	$0	$0	$0	$108	$(113)	$(5)

Total Borrowings and Other Financing Transactions	$108	$0	$0	$0

(2)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$18,634	$0	$18,634
Short-Term Instruments
Repurchase Agreements	0	108	0	108
U.S. Treasury Bills	0	200	0	200
Total Investments	$0	$18,942	$0	$18,942

There were no transfers between Level 1 and 2 during the period ended September 30, 2013.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	37

Schedule of Investments PIMCO Real Return Asset Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 112.1%

BANK LOAN OBLIGATIONS 0.4%
AES Corp.
3.750% due 05/27/2018	$628	$632
Community Health Systems, Inc.
2.429% due 07/25/2014	32	32
HCA, Inc.
2.679% due 05/02/2016	1,750	1,752

Total Bank Loan Obligations (Cost $2,404)		2,416

CORPORATE BONDS & NOTES 0.9%

BANKING & FINANCE 0.5%
Banco Santander Chile
1.866% due 01/19/2016	1,200	1,209
Everest Reinsurance Holdings, Inc.
5.400% due 10/15/2014	1,000	1,044
ICICI Bank Ltd.
2.012% due 02/24/2014	800	801
Intesa Sanpaolo SpA
3.125% due 01/15/2016	400	400

		3,454

INDUSTRIALS 0.4%
Pearson Dollar Finance PLC
5.700% due 06/01/2014	2,500	2,575

Total Corporate Bonds & Notes (Cost $5,900)		6,029

U.S. GOVERNMENT AGENCIES 0.2%
Freddie Mac
0.459% due 09/25/2031	71	66
0.539% due 10/25/2029	519	511
5.000% due 11/15/2017	18	18
Small Business Administration
5.902% due 02/10/2018	360	398

Total U.S. Government Agencies (Cost $943)		993

U.S. TREASURY OBLIGATIONS 105.3%
U.S. Treasury Inflation Protected Securities (a)
0.125% due 04/15/2018	52,042	53,656
0.125% due 07/15/2022	20,417	20,132
0.125% due 01/15/2023	20,139	19,607
0.375% due 07/15/2023 (c)	90,247	89,845
0.625% due 02/15/2043 (c)	143,562	117,923
0.750% due 02/15/2042	5,221	4,477
1.125% due 01/15/2021	320	345
1.250% due 07/15/2020	964	1,056
1.750% due 01/15/2028	40,232	45,123
1.875% due 07/15/2015	360	381
2.000% due 07/15/2014	372	381
2.000% due 01/15/2026	21,067	24,340
2.125% due 02/15/2040	12,969	15,363
2.125% due 02/15/2041	5,760	6,835
2.375% due 01/15/2025	58,740	70,199
2.375% due 01/15/2027	44,991	54,211
2.500% due 01/15/2029 (e)(g)	17,877	22,006
3.375% due 04/15/2032 (e)	18,351	25,737
3.625% due 04/15/2028 (e)	34,746	48,107
3.875% due 04/15/2029 (e)(g)	36,242	52,043

Total U.S. Treasury Obligations (Cost $674,838)		671,767

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 1.2%
Adjustable Rate Mortgage Trust
2.723% due 11/25/2035 ^	$766	$616
4.974% due 01/25/2036	463	428
Banc of America Funding Corp.
2.871% due 03/20/2036	553	494
Banc of America Re-REMIC Trust
5.665% due 02/17/2051	800	874
Citigroup Mortgage Loan Trust, Inc.
1.940% due 09/25/2035	101	101
2.270% due 09/25/2035	589	583
2.540% due 05/25/2035	114	111
2.691% due 12/25/2035 ^	550	368
Countrywide Alternative Loan Trust
1.099% due 12/25/2035	635	453
2.897% due 02/25/2037 ^	406	346
GMAC Mortgage Corp. Loan Trust
3.434% due 06/19/2035	886	842
3.535% due 11/19/2035	571	533
GSR Mortgage Loan Trust
2.681% due 09/25/2035	194	194
HomeBanc Mortgage Trust
0.449% due 10/25/2035	109	93
Prime Mortgage Trust
5.000% due 02/25/2019	22	22
Residential Accredit Loans, Inc. Trust
0.359% due 06/25/2046	269	116
Residential Asset Securitization Trust
0.629% due 12/25/2036 ^	516	186
5.000% due 08/25/2019	214	221
6.250% due 10/25/2036 ^	458	351
Structured Adjustable Rate Mortgage Loan Trust
5.232% due 07/25/2035 ^	374	330
Wachovia Mortgage Loan Trust LLC
5.386% due 10/20/2035	462	456
WaMu Mortgage Pass-Through Certificates
0.449% due 12/25/2045	192	174
0.469% due 07/25/2045	59	54

Total Mortgage-Backed Securities (Cost $7,910)		7,946

ASSET-BACKED SECURITIES 0.7%
ACE Securities Corp. Home Equity Loan Trust
0.239% due 10/25/2036	62	20
Bear Stearns Asset-Backed Securities Trust
1.179% due 10/25/2037	1,745	1,513
BlackRock Senior Income Series Corp.
0.506% due 04/20/2019	455	448
Conseco Finance Securitizations Corp.
6.681% due 12/01/2033	37	38
Countrywide Asset-Backed Certificates
0.429% due 04/25/2036	204	200
Credit-Based Asset Servicing and Securitization LLC
0.239% due 11/25/2036	33	17
Galaxy CLO Ltd.
0.506% due 04/25/2019	188	187
Morgan Stanley Mortgage Loan Trust
5.750% due 11/25/2036 ^	998	514
Mountain View Funding CLO Ltd.
0.528% due 04/15/2019	488	482
MSIM Peconic Bay Ltd.
0.546% due 07/20/2019	193	192
Octagon Investment Partners Ltd.
0.562% due 11/28/2018	160	158

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Soundview Home Loan Trust
0.239% due 11/25/2036		$415	$143
Wood Street CLO BV
0.587% due 03/29/2021	EUR	168	223

Total Asset-Backed Securities (Cost $4,614)			4,135

SOVEREIGN ISSUES 3.3%
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2017	BRL	12,400	3,929
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2023		3,800	1,564
Italy Buoni Poliennali Del Tesoro
1.700% due 09/15/2018 (a)	EUR	3,413	4,509
New South Wales Treasury Corp. CPI Linked Bond
2.750% due 11/20/2025	AUD	200	231
New Zealand Government CPI Linked Bond
2.000% due 09/20/2025	NZD	12,200	9,588
Republic of Germany
0.750% due 04/15/2018 (a)	EUR	739	1,057

Total Sovereign Issues (Cost $20,410)			20,878

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (b) 0.1%
			358

Total Short-Term Instruments (Cost $358)			358

Total Investments in Securities (Cost $717,377)			714,522

		SHARES
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%
PIMCO Short-Term Floating NAV Portfolio		11,729	117

Total Short-Term Instruments (Cost $117)			117

Total Investments in Affiliates (Cost $117)			117

Total Investments 112.1% (Cost $717,494)			$714,639

Financial Derivative Instruments (d)(f) (0.1%)
(Cost or Premiums, net $(754))			(458)

Other Assets and Liabilities, net (12.0%)			(76,424)

Net Assets 100.0%			$637,757

38	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	09/30/2013	10/01/2013	$358	Freddie Mac 2.080% due 10/17/2022	$(367)	$358	$358

Total Repurchase Agreements						$(367)	$358	$358

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BOM	0.090%	09/09/2013	10/03/2013	$(1,262)	$(1,262)
	0.100%	09/18/2013	10/02/2013	(44,421)	(44,422)
BSN	0.100%	09/17/2013	10/01/2013	(19,447)	(19,448)
JPS	0.090%	09/23/2013	10/04/2013	(8,248)	(8,248)

Total Reverse Repurchase Agreements					$(73,380)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.130%	09/30/2013	10/07/2013	$(899)	$(900)
BPG	0.100%	10/01/2013	10/02/2013	(21,017)	(21,018)

Total Sale-Buyback Transactions					$(21,918)

(2)	The average amount of borrowings while outstanding during the period ended September 30, 2013 was $69,747 at a weighted average interest rate of 0.148%.
(3)	Payable for sale-buyback transactions includes $1 of deferred price drop on sale-buyback transactions.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of September 30, 2013:

(c)	Securities with an aggregate market value of $98,446 have been pledged as collateral under the terms of the following master agreements as of September 30, 2013.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BOM	$0	$(45,684)	$0	$0	$(45,684)	$45,545	$(139)
BSN	0	(19,448)	0	0	(19,448)	19,500	52
JPS	0	(8,248)	0	0	(8,248)	8,294	46
SSB	358	0	0	0	358	(367)	(9)

Master Securities Forward Transactions Agreement
BCY	0	0	(900)	0	(900)	899	(1)
BPG	0	0	(21,018)	0	(21,018)	20,985	(33)

Total Borrowings and Other Financing Transactions	$358	$(73,380)	$(21,918)	$0

(4)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	39

Schedule of Investments PIMCO Real Return Asset Fund (Cont.)

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
10-Year Deliverable Interest Rate Swap December Futures	Short	12/2013	63	$(172)	$2	$0
30-Year Deliverable Interest Rate Swap December Futures	Short	12/2013	24	(96)	2	0
90-Day Eurodollar March Futures	Long	03/2016	188	(167)	9	0
90-Day Eurodollar March Futures	Long	03/2017	170	(12)	2	0
90-Day Eurodollar September Futures	Long	09/2014	72	14	1	0
U.S. Treasury 5-Year Note December Futures	Long	12/2013	494	896	35	0
U.S. Treasury Long Bond December Futures	Short	12/2013	184	(738)	12	0

Total Futures Contracts				$(275)	$63	$0

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	3.500%	12/18/2043	$	16,000	$609	$(11)	$12	$0
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY	1,280,000	(183)	(81)	0	(14)

Total Swap Agreements						$426	$(92)	$12	$(14)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2013:

(e)	Securities with an aggregate market value of $907 and cash of $971 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2013. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability			Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$63	$12	$75	$0	$0		$(14)	$(14)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	10/2013		BRL	3,196	$		1,433	$0	$(9)
	10/2013		EUR	1,815			2,430	0	(26)
	10/2013		NZD	1,950			1,549	0	(70)
	10/2013	$		3,154		AUD	3,374	0	(6)
	10/2013			1,359		BRL	3,196	83	0
	10/2013			1,056		JPY	104,400	6	0

BPS	10/2013			9,380		NZD	11,358	53	0
	11/2013		NZD	11,358	$		9,359	0	(53)

BRC	10/2013		AUD	4,314			3,855	0	(169)
	10/2013		INR	43,033			712	28	0

CBK	10/2013		NZD	9,408			7,702	0	(112)
	01/2014		BRL	319			142	1	0

DUB	10/2013		EUR	147			194	0	(5)
	10/2013		INR	49,139			812	31	0
	10/2013	$		6,379		EUR	4,725	13	0
	10/2013			2,076		INR	126,672	0	(63)
	11/2013		EUR	4,725	$		6,379	0	(14)

FBF	10/2013		EUR	3,170			4,158	0	(131)
	11/2013		BRL	13,400			5,771	0	(228)

40	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
GLM	10/2013		JPY	112,800	$		1,142	$1	$(6)

HUS	10/2013		BRL	5,755			2,581	0	(16)
	10/2013	$		2,428		BRL	5,755	168	0
	11/2013		AUD	922	$		858	0	0
	01/2014		BRL	796			346	0	(6)

JPM	10/2013		INR	26,708			440	16	0
	10/2013	$		542		EUR	407	9	0
	12/2013			1,180		MXN	15,649	8	0

MSC	10/2013		BRL	8,951	$		3,890	0	(148)
	10/2013	$		5,335		BRL	11,915	42	0
	11/2013			2,988			6,824	67	0
	01/2014		BRL	3,262	$		1,426	0	(16)

UAG	10/2013		INR	4,574			75	2	0

Total Forward Foreign Currency Contracts								$528	$(1,078)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.875%	04/14/2014	$	12,700	$646	$461

Total Purchased Options								$646	$461

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.850%	04/14/2014	$	53,300	$(640)	$(152)

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.500%	10/28/2013		6,000	(16)	(41)

RYL	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500%	01/27/2014		17,000	(109)	(79)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500%	01/27/2014		17,000	(138)	(80)

								$(903)	$(352)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$93,600	$(834)	$(113)

DUB	Floor - OTC CPURNSA Index	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	8,500	(64)	(10)
	Floor - OTC YOY CPURNSA Index	0.000	Maximum of [(1 + 0.000%) - (Final Index/Initial Index)] or 0	01/22/2018	600	(6)	(4)

						$(904)	$(127)

Total Written Options						$(1,807)	$(479)

(1)	YOY options may have a series of expirations.

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2013:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in JPY		Premiums
Balance at 03/31/2013	12	$227,600	EUR	21,400	JPY	0	$(1,954)
Sales	36	96,500		0		340,000	(633)
Closing Buys	(6)	(38,500)		(3,800)		0	203
Expirations	(18)	(42,400)		(17,600)		(340,000)	365
Exercised	(24)	(47,200)		0		0	212

Balance at 09/30/2013	0	$196,000	EUR	0	JPY	0	$(1,807)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	41

Schedule of Investments PIMCO Real Return Asset Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2013 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BRC	Everest Reinsurance Holdings, Inc.	(0.535%	)	12/20/2014	0.282%	$ 1,000	$0	$(3)	$0	$(3)

MYC	Pearson Dollar Finance PLC	(0.750%	)	06/20/2014	0.089%	2,500	0	(13)	0	(13)

							$0	$(16)	$0	$(16)

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	EUR	4,000	$104	$38	$142	$0
	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2021		3,000	(6)	20	14	0
	Pay	1-Year BRL-CDI	11.470%	01/02/2017	BRL	4,600	9	3	12	0

BPS	Pay	1-Month EUR-FRCPXTOB Index	1.900%	07/25/2016	EUR	1,900	10	55	65	0
	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021		600	4	17	21	0
	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2021		300	(1)	2	1	0
	Pay	1-Month EUR-FRCPXTOB Index	2.100%	07/25/2021		600	(6)	31	25	0
	Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022	$	3,100	23	(71)	0	(48)

BRC	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2021	EUR	3,600	5	12	17	0

CBK	Pay	1-Month EUR-FRCPXTOB Index	2.000%	02/01/2018		200	0	7	7	0
	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021		300	5	6	11	0

DUB	Pay	1-Month EUR-FRCPXTOB Index	2.000%	02/01/2018		200	0	6	6	0
	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021		300	7	4	11	0
	Pay	1-Year BRL-CDI	8.485%	01/02/2015	BRL	6,100	(1)	(39)	0	(40)
	Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022	$	900	6	(20)	0	(14)
	Receive	3-Month USD-CPURNSA Index	2.560%	05/08/2023		1,700	0	(19)	0	(19)

FBF	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	EUR	100	0	4	4	0
	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2021		700	0	4	4	0

GLM	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021		1,300	17	29	46	0
	Pay	1-Year BRL-CDI	8.255%	01/02/2015	BRL	4,400	6	(30)	0	(24)
	Receive	3-Month USD-CPURNSA Index	2.415%	02/12/2017	$	1,800	0	(40)	0	(40)

HUS	Pay	1-Year BRL-CDI	8.825%	01/02/2015	BRL	39,700	243	(247)	0	(4)
	Pay	1-Year BRL-CDI	11.470%	01/02/2017		8,300	8	13	21	0

JPM	Pay	1-Month EUR-FRCPXTOB Index	2.100%	07/25/2021	EUR	500	(5)	26	21	0
	Pay	1-Year BRL-CDI	7.900%	01/02/2015	BRL	5,900	(21)	(35)	0	(56)

MYC	Pay	1-Month EUR-FRCPXTOB Index	2.000%	02/01/2018	EUR	500	0	16	16	0

RYL	Pay	1-Month EUR-FRCPXTOB Index	2.000%	02/01/2018		200	0	6	6	0
	Pay	1-Month EUR-FRCPXTOB Index	2.100%	07/25/2021		500	(5)	26	21	0

SOG	Pay	1-Month EUR-FRCPXTOB Index	2.100%	07/25/2021		300	(2)	15	13	0

UAG	Pay	1-Year BRL-CDI	8.560%	01/02/2015	BRL	9,100	7	(62)	0	(55)

							$407	$(223)	$484	$(300)

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount				Swap Agreements, at Value
										Asset	Liability
SOG	Receive	DJUBSF3T Index	27,324	3-Month U.S. Treasury Bill rate plus a specified spread	02/18/2014	$	15,351			$0	$(119)

Total Swap Agreements								$407	$(358)	$484	$(435)

42	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2013:

(g)	Securities with an aggregate market value of $990 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures (5)
BOA	$89	$0	$168	$257	$(111)	$0	$0	$(111)	$146	$(30)	$116
BPS	53	0	112	165	(53)	0	(48)	(101)	64	0	64
BRC	28	0	17	45	(169)	0	(3)	(172)	(127)	0	(127)
CBK	1	0	18	19	(112)	(113)	0	(225)	(206)	161	(45)
DUB	44	461	17	522	(82)	(166)	(73)	(321)	201	(280)	(79)
FBF	0	0	8	8	(359)	0	0	(359)	(351)	427	76
GLM	1	0	46	47	(6)	(41)	(64)	(111)	(64)	96	32
HUS	168	0	21	189	(22)	0	(4)	(26)	163	(260)	(97)
JPM	33	0	21	54	0	0	(56)	(56)	(2)	0	(2)
MSC	109	0	0	109	(164)	0	0	(164)	(55)	(81)	(136)
MYC	0	0	16	16	0	0	(13)	(13)	3	(106)	(103)
RYL	0	0	27	27	0	(159)	0	(159)	(132)	305	173
SOG	0	0	13	13	0	0	(119)	(119)	(106)	(30)	(136)
UAG	2	0	0	2	0	0	(55)	(55)	(53)	0	(53)

Total Over the Counter	$528	$461	$484	$1,473	$(1,078)	$(479)	$(435)	$(1,992)

(5)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$63	$63
Swap Agreements	0	0	0	0	12	12

	$0	$0	$0	$0	$75	$75

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$528	$0	$528
Purchased Options	0	0	0	0	461	461
Swap Agreements	0	0	0	0	484	484

	$0	$0	$0	$528	$945	$1,473

	$0	$0	$0	$528	$1,020	$1,548

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$14	$14

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,078	$0	$1,078
Written Options	0	0	0	0	479	479
Swap Agreements	119	16	0	0	300	435

	$119	$16	$0	$1,078	$779	$1,992

	$119	$16	$0	$1,078	$793	$2,006

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	43

Schedule of Investments PIMCO Real Return Asset Fund (Cont.)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$8	$8
Futures	0	0	0	0	2,097	2,097
Swap Agreements	0	(164)	0	0	(581)	(745)

	$0	$(164)	$0	$0	$1,524	$1,360

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$779	$0	$779
Purchased Options	0	0	0	26	0	26
Written Options	0	0	0	27	277	304
Swap Agreements	288	(258)	0	0	(85)	(55)

	$288	$(258)	$0	$832	$192	$1,054

	$288	$(422)	$0	$832	$1,716	$2,414

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(2)	$(2)
Futures	0	0	0	0	(310)	(310)
Swap Agreements	0	0	0	0	(39)	(39)

	$0	$0	$0	$0	$(351)	$(351)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(602)	$0	$(602)
Purchased Options	0	0	0	7	210	217
Written Options	0	0	0	(43)	(122)	(165)
Swap Agreements	(119)	207	0	0	(285)	(197)

	$(119)	$207	$0	$(638)	$(197)	$(747)

	$(119)	$207	$0	$(638)	$(548)	$(1,098)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Securities, at Value
Bank Loan Obligations	$0	$2,416	$0	$2,416
Corporate Bonds & Notes
Banking & Finance	0	3,454	0	3,454
Industrials	0	2,575	0	2,575
U.S. Government Agencies	0	993	0	993
U.S. Treasury Obligations	0	671,767	0	671,767
Mortgage-Backed Securities	0	7,072	874	7,946
Asset-Backed Securities	0	4,135	0	4,135
Sovereign Issues	0	20,878	0	20,878
Short-Term Instruments
Repurchase Agreements	0	358	0	358
	$0	$713,648	$874	$714,522

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$117	$0	$0	$117

Total Investments	$117	$713,648	$874	$714,639

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$63	$12	$0	$75
Over the counter	0	1,473	0	1,473
	$63	$1,485	$0	$1,548

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(14)	0	(14)
Over the counter	0	(1,865)	(127)	(1,992)
	$0	$(1,879)	$(127)	$(2,006)

Totals	$180	$713,254	$747	$714,181

There were no transfers between Level 1 and 2 during the period ended September 30, 2013.

44	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2013:

Category and Subcategory	Beginning Balance at 03/31/2013	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2013 (2)
Investments in Securities, at Value
Bank Loan Obligations	$1,249	$0	$(1,219)	$1	$3	$(34)	$0	$0	$0	$0
Mortgage-Backed Securities	909	0	0	0	0	(35)	0	0	874	(35)

	$2,158	$0	$(1,219)	$1	$3	$(69)	$0	$0	$874	$(35)

Financial Derivative Instruments - Liabilities
Over the counter	$(187)	$0	$0	$0	$0	$60	$0	$0	$(127)	$60

Totals	$1,971	$0	$(1,219)	$1	$3	$(9)	$0	$0	$747	$25

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Mortgage-Backed Securities	$874	Benchmark Pricing	Base Price	109.13

Financial Derivative Instruments - Liabilities
Over the counter	(127)	Indicative Market Quotation	Broker Quote	0.11-0.61

Total	$747

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	45

Schedule of Investments PIMCO RealEstateRealReturn Strategy Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 111.7%

BANK LOAN OBLIGATIONS 0.1%
Community Health Systems, Inc.
2.429% due 07/25/2014	$32	$32
HCA, Inc.
2.679% due 05/02/2016	1,750	1,752

Total Bank Loan Obligations (Cost $1,779)		1,784

CORPORATE BONDS & NOTES 3.2%

BANKING & FINANCE 3.2%
Abbey National Treasury Services PLC
1.844% due 04/25/2014	200	202
Ally Financial, Inc.
2.460% due 12/01/2014	1,100	1,100
3.465% due 02/11/2014	1,800	1,816
3.652% due 06/20/2014	100	102
4.500% due 02/11/2014	600	607
6.750% due 12/01/2014	500	527
Banco Bradesco S.A.
2.363% due 05/16/2014	2,300	2,312
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015	1,300	1,355
Banco Santander Brasil S.A.
2.352% due 03/18/2014	6,600	6,593
4.250% due 01/14/2016	1,600	1,644
BPCE S.A.
2.015% due 02/07/2014	9,000	9,054
CIT Group, Inc.
4.750% due 02/15/2015	800	830
5.250% due 04/01/2014	2,200	2,241
Citigroup, Inc.
1.718% due 01/13/2014	2,000	2,007
Credit Agricole Home Loan SFH
1.016% due 07/21/2014	2,800	2,814
Danske Bank A/S
1.318% due 04/14/2014	7,500	7,528
Ford Motor Credit Co. LLC
7.000% due 10/01/2013	1,900	1,900
8.000% due 06/01/2014	500	523
GATX Financial Corp.
5.800% due 03/01/2016	300	329
International Lease Finance Corp.
6.500% due 09/01/2014	300	313
6.750% due 09/01/2016	300	331
7.125% due 09/01/2018	600	673
Morgan Stanley
1.865% due 01/24/2014	9,200	9,235
RCI Banque S.A.
2.139% due 04/11/2014	7,500	7,521
Societe Generale S.A.
1.319% due 04/11/2014	8,000	8,034
Stone Street Trust
5.902% due 12/15/2015	7,000	7,579
Turkiye Garanti Bankasi A/S
2.766% due 04/20/2016	900	871

		78,041

INDUSTRIALS 0.0%
Petroleos de Venezuela S.A.
5.000% due 10/28/2015	700	618
U.S. Airways Pass-Through Trust
7.125% due 04/22/2025	455	499

		1,117

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 0.0%
Tokyo Electric Power Co., Inc.
1.500% due 05/30/2014	JPY	2,000	$20
1.850% due 07/28/2014		2,000	21

			41

Total Corporate Bonds & Notes (Cost $78,013)			79,199

U.S. GOVERNMENT AGENCIES 0.9%
Fannie Mae
0.859% due 02/25/2041		$1,335	1,346
1.359% due 09/01/2044 - 10/01/2044		56	58
3.000% due 11/01/2043		15,000	14,623
Freddie Mac
0.782% due 12/15/2037		1,289	1,289
2.103% due 07/01/2036		207	219
2.220% due 09/01/2036		211	223
2.322% due 10/01/2036		125	133
NCUA Guaranteed Notes
0.742% due 12/08/2020		1,319	1,331
2.650% due 10/29/2020		2,670	2,759

Total U.S. Government Agencies (Cost $21,781)			21,981

U.S. TREASURY OBLIGATIONS 98.6%
U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2018		5,962	6,147
0.125% due 01/15/2022 (f)		109,090	107,833
0.125% due 07/15/2022 (d)		331,427	326,792
0.125% due 01/15/2023 (d)(f)(h)		332,246	323,473
0.375% due 07/15/2023 (f)(h)		195,532	194,662
0.625% due 07/15/2021		12,644	13,174
0.625% due 02/15/2043 (f)(h)		122,175	100,355
0.750% due 02/15/2042		129	111
1.125% due 01/15/2021 (d)		139,855	150,688
1.250% due 07/15/2020 (d)(f)(h)		199,977	218,998
1.375% due 01/15/2020		49,906	54,786
1.750% due 01/15/2028 (f)(h)		102,222	114,648
1.875% due 07/15/2019		33,368	37,834
2.000% due 01/15/2026		76,617	88,523
2.125% due 01/15/2019		4,570	5,191
2.125% due 02/15/2040		82,569	97,812
2.375% due 01/15/2025		75,594	90,340
2.375% due 01/15/2027 (d)		193,676	233,365
2.500% due 01/15/2029		49,309	60,699
3.375% due 04/15/2032		11,581	16,243
3.625% due 04/15/2028 (f)		48,816	67,587
3.875% due 04/15/2029 (f)(h)		71,547	102,740

Total U.S. Treasury Obligations (Cost $2,485,549)			2,412,001

MORTGAGE-BACKED SECURITIES 2.3%
Banc of America Commercial Mortgage Trust
0.352% due 06/10/2049		13	13
5.492% due 02/10/2051		210	231
5.857% due 06/10/2049		13	14
Banc of America Large Loan Trust
2.482% due 11/15/2015		5,301	5,312
Bear Stearns Adjustable Rate Mortgage Trust
2.210% due 08/25/2035		24	24
2.320% due 08/25/2035		45	46
2.600% due 03/25/2035		76	77
2.793% due 03/25/2035		20	20
3.123% due 01/25/2035		331	328

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Chase Mortgage Finance Trust
5.056% due 12/25/2035		$237	$229
Citigroup Mortgage Loan Trust, Inc.
2.270% due 09/25/2035		30	30
2.290% due 09/25/2035		51	50
2.540% due 05/25/2035		23	22
2.829% due 03/25/2034		262	262
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.886% due 11/15/2044		98	111
Countrywide Alternative Loan Trust
0.349% due 05/25/2047		5,664	4,610
Countrywide Home Loan Mortgage Pass-Through Trust
0.519% due 06/25/2035		186	163
Credit Suisse Commercial Mortgage Trust
5.467% due 09/15/2039		191	209
DBUBS Mortgage Trust
3.386% due 07/10/2044		6,700	7,026
Granite Master Issuer PLC
0.327% due 12/20/2054	EUR	834	1,115
GS Mortgage Securities Trust
1.456% due 03/06/2020		$893	894
4.592% due 08/10/2043		1,100	1,203
GSR Mortgage Loan Trust
2.681% due 09/25/2035		194	194
2.796% due 01/25/2036 ^		362	336
Holmes Master Issuer PLC
1.568% due 10/15/2054	EUR	3,522	4,792
HomeBanc Mortgage Trust
0.449% due 10/25/2035		$363	309
Indus Eclipse PLC
0.679% due 01/25/2020	GBP	1,083	1,636
JPMorgan Mortgage Trust
5.090% due 06/25/2035		$1,095	1,111
LB-UBS Commercial Mortgage Trust
5.424% due 02/15/2040		210	233
Merrill Lynch Mortgage Investors Trust
1.666% due 10/25/2035		162	157
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049		100	112
Morgan Stanley Capital Trust
6.107% due 06/11/2049		330	370
Permanent Master Issuer PLC
1.518% due 07/15/2042	EUR	800	1,089
RBSSP Resecuritization Trust
2.363% due 07/26/2045		$4,175	4,104
Residential Asset Securitization Trust
0.579% due 01/25/2046 ^		540	249
Silenus European Loan Conduit Ltd.
0.376% due 05/15/2019	EUR	1,268	1,629
Structured Adjustable Rate Mortgage Loan Trust
5.276% due 03/25/2036 ^		$577	486
5.500% due 12/25/2034		414	401
Thornburg Mortgage Securities Trust
6.098% due 09/25/2037		1,343	1,406
WaMu Mortgage Pass-Through Certificates
0.449% due 07/25/2045		1,938	1,780
0.499% due 08/25/2045		9,569	8,933
1.223% due 01/25/2046		3,773	3,484
Wells Fargo Mortgage-Backed Securities Trust
2.642% due 03/25/2036		414	398
5.162% due 10/25/2035		182	179

Total Mortgage-Backed Securities (Cost $52,322)			55,377

ASSET-BACKED SECURITIES 1.4%
AMMC CLO Ltd.
0.487% due 05/03/2018		10	10

46	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ares CLO Ltd.
0.483% due 03/12/2018		$213	$211
Babson CLO, Inc.
0.515% due 11/10/2019		703	695
BlackRock Senior Income Series Corp.
0.506% due 04/20/2019		455	448
Callidus Debt Partners CLO Fund Ltd.
0.528% due 04/17/2020		862	861
Citibank Omni Master Trust
2.932% due 08/15/2018		7,000	7,148
Countrywide Asset-Backed Certificates
0.359% due 07/25/2036		592	578
0.429% due 04/25/2036		146	143
Galaxy CLO Ltd.
0.506% due 04/25/2019		314	311
Hillmark Funding
0.513% due 05/21/2021		5,900	5,713
HSI Asset Securitization Corp. Trust
0.449% due 02/25/2036		500	365
Magi Funding PLC
0.578% due 04/11/2021	EUR	896	1,198
Mountain View Funding CLO Ltd.
0.528% due 04/15/2019		$488	482
MSIM Peconic Bay Ltd.
0.546% due 07/20/2019		193	192
Octagon Investment Partners Ltd.
0.562% due 11/28/2018		160	158
Park Place Securities, Inc. Asset-Backed Pass- Through Certificates
1.199% due 12/25/2034		869	870
Saxon Asset Securities Trust
0.974% due 03/25/2035		1,636	1,402
4.034% due 06/25/2033		235	239
SLC Student Loan Trust
4.750% due 06/15/2033		5,540	5,144
SLM Student Loan Trust
0.484% due 12/15/2023	EUR	4,592	6,097
0.494% due 09/15/2021		1,213	1,638

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wood Street CLO BV
0.587% due 03/29/2021	EUR	140	$185

Total Asset-Backed Securities (Cost $34,476)			34,088

SOVEREIGN ISSUES 3.5%
Instituto de Credito Oficial
1.971% due 03/25/2014		8,800	11,991
Italy Buoni Poliennali Del Tesoro (b)
1.700% due 09/15/2018		8,431	11,138
2.100% due 09/15/2017		1,500	2,048
2.100% due 09/15/2021		538	692
3.100% due 09/15/2026		421	563
New South Wales Treasury Corp. CPI Linked Bond
2.500% due 11/20/2035	AUD	22,200	23,190
2.750% due 11/20/2025		27,300	31,531
Xunta de Galicia
5.763% due 04/03/2017	EUR	1,600	2,325
6.131% due 04/03/2018		1,100	1,646

Total Sovereign Issues (Cost $83,825)			85,124

		SHARES
REAL ESTATE INVESTMENT TRUSTS 1.5%

FINANCIALS 1.5%
AvalonBay Communities, Inc.		150,884	19,176
Equity Residential		349,677	18,732

Total Real Estate Investment Trusts (Cost $38,350)			37,908

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.2%

COMMERCIAL PAPER 0.1%
Santander S.A.
1.710% due 10/11/2013		$2,300	2,299

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS (c) 0.0%
		$1,142

U.S. TREASURY BILLS 0.1%
0.029% due 01/02/2014 - 03/13/2014 (a)(d)(h)	$1,470	1,470

Total Short-Term Instruments (Cost $4,911)		4,911

Total Investments in Securities (Cost $2,801,006)		2,732,373

	SHARES
INVESTMENTS IN AFFILIATES 12.7%

SHORT-TERM INSTRUMENTS 12.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 12.7%
PIMCO Short-Term Floating NAV Portfolio	31,202,066	312,239

Total Short-Term Instruments (Cost $312,222)		312,239

Total Investments in Affiliates (Cost $312,222)		312,239

Total Investments 124.4% (Cost $3,113,228)		$3,044,612

Financial Derivative Instruments (e)(g) 2.8% (Cost or Premiums, net $72)		68,136

Other Assets and Liabilities, net (27.2%)		(665,755)

Net Assets 100.0%		$2,446,993

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOS	0.080%	09/30/2013	10/01/2013	$500	U.S. Treasury Notes 0.250% due 09/30/2015	$(510)	$500	$500
SSB	0.000%	09/30/2013	10/01/2013	642	Fannie Mae 2.200% due 10/17/2022	(657)	642	642

Total Repurchase Agreements						$(1,167)	$1,142	$1,142

(1)	Includes accrued interest.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	47

Schedule of Investments PIMCO RealEstateRealReturn Strategy Fund (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BOM	0.090%	09/09/2013	10/03/2013	$(36,055)	$(36,057)
	0.090%	09/13/2013	10/04/2013	(35,553)	(35,555)
	0.100%	09/10/2013	10/07/2013	(91,149)	(91,155)
	0.110%	09/19/2013	10/03/2013	(42,272)	(42,273)
BPG	0.190%	09/23/2013	10/08/2014	(103,387)	(103,392)
JPS	0.090%	09/05/2013	10/04/2013	(78,938)	(78,943)
	0.090%	09/23/2013	10/04/2013	(33,688)	(33,688)
	0.110%	07/18/2013	10/18/2013	(2,077)	(2,077)
	0.130%	07/08/2013	10/08/2013	(14,766)	(14,770)
TDM	0.200%	09/20/2013	10/03/2014	(99,998)	(100,004)

Total Reverse Repurchase Agreements					$(537,914)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.110%	09/27/2013	10/11/2013	$(14,698)	$(14,710)
	0.130%	09/30/2013	10/07/2013	(4,472)	(4,474)
TDM	0.100%	07/22/2013	10/11/2013	(15,504)	(15,515)

Total Sale-Buyback Transactions					$(34,699)

(2)	The average amount of borrowings while outstanding during the period ended September 30, 2013 was $569,035 at a weighted average interest rate of 0.131%.
(3)	Payable for sale-buyback transactions includes $20 of deferred price drop on sale-buyback transactions.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of September 30, 2013:

(d)	Securities with an aggregate market value of $586,374 have been pledged as collateral under the terms of the following master agreements as of September 30, 2013.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BOM	$0	$(205,040)	$0	$0	$(205,040)	$205,483	$444
BOS	500	0	0	0	500	(510)	(10)
BPG	0	(103,392)	0	0	(103,392)	103,424	32
JPS	0	(129,478)	0	0	(129,478)	129,074	(404)
SSB	642	0	0	0	642	(657)	(15)
TDM	0	(100,004)	0	0	(100,004)	100,301	297

Master Securities Forward Transactions Agreement
BCY	0	0	(19,184)	0	(19,184)	19,112	(72)
MSC	0	0	0	0	0	(470)	(470)
TDM	0	0	(15,515)	0	(15,515)	15,621	106

Total Borrowings and Other Financing Transactions	$1,142	$(537,914)	$(34,699)	$0

(4)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

48	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
10-Year Deliverable Interest Rate Swap December Futures	Short	12/2013	5	$(16)	$0	$0
90-Day Eurodollar March Futures	Long	03/2017	209	248	3	0
90-Day Eurodollar September Futures	Long	09/2014	443	88	5	0
90-Day Eurodollar September Futures	Long	09/2015	332	(72)	21	0
U.S. Treasury 5-Year Note December Futures	Long	12/2013	703	1,314	49	0
U.S. Treasury 10-Year Note December Futures	Short	12/2013	34	(73)	0	(2)
U.S. Treasury Long Bond December Futures	Short	12/2013	1	(4)	0	0

Total Futures Contracts				$1,485	$78	$(2)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date		Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month USD-LIBOR	2.250%	09/16/2017	$	67,900	$564	$675	$20	$0
Receive	3-Month USD-LIBOR	2.000%	06/19/2023		10,600	632	309	0	(6)
Receive	3-Month USD-LIBOR	2.750%	06/19/2043		7,200	1,215	799	1	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		94,900	3,616	(955)	11	0
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY	4,700,000	(673)	(266)	0	(49)

Total Swap Agreements						$5,354	$562	$32	$(55)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2013:

(f)	Securities with an aggregate market value of $9,621 and cash of $1,314 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2013. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$78	$32	$110	$0	$(2)	$(55)	$(57)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	10/2013	$		5,517		JPY	545,500	$33	$0

BPS	10/2013		AUD	24,558	$		22,135	0	(775)

BRC	10/2013		INR	352,357			5,802	202	0
	12/2013		EUR	5,836			7,894	5	(8)

CBK	12/2013			28,218			37,442	0	(740)

DUB	10/2013		INR	294,159			4,856	181	0
	10/2013	$		57,527		AUD	61,393	0	(254)
	10/2013			12,761		INR	778,537	0	(387)
	10/2013			606		ZAR	5,842	0	(24)
	10/2013		ZAR	5,842	$		583	2	0
	11/2013		AUD	61,393			57,403	253	0
	01/2014		ZAR	5,842			597	25	0

FBF	11/2013	$		10,072		BRL	23,386	397	0

GLM	10/2013		JPY	581,700	$		5,890	1	(29)

HUS	10/2013		AUD	21,683			19,830	0	(398)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	49

Schedule of Investments PIMCO RealEstateRealReturn Strategy Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
JPM	10/2013		INR	86,113	$		1,418	$50	$0
	12/2013	$		3,744		MXN	49,637	24	0

MSC	10/2013		BRL	10,219	$		4,232	0	(379)
	10/2013	$		4,506		BRL	10,219	104	0
	11/2013		BRL	10,219	$		4,475	0	(100)
	12/2013		EUR	2,954			3,944	0	(53)

RBC	10/2013		AUD	15,152			13,535	0	(600)
	12/2013		CAD	1,174			1,136	0	(1)

RYL	12/2013		GBP	1,102			1,721	0	(62)

UAG	10/2013		INR	26,409			433	13	0

Total Forward Foreign Currency Contracts								$1,290	$(3,810)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.875%	04/14/2014	$	13,600	$692	$493

Total Purchased Options								$692	$493

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500%	10/24/2013	EUR	71,300	$(64)	$(20)
	Put - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.750%	10/24/2013		71,300	(140)	(10)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.850%	04/14/2014	$	57,200	(686)	(163)

RYL	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500%	01/27/2014		48,500	(335)	(227)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500%	01/27/2014		48,500	(507)	(228)

								$(1,732)	$(648)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$4,300	$(39)	$(4)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	900	(12)	(1)

DUB	Floor - OTC CPURNSA Index	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	4,000	(39)	(5)
	Floor - OTC YOY CPURNSA Index	0.000	Maximum of [(1 + 0.000%) - (Final Index/Initial Index)] or 0	01/22/2018	2,200	(21)	(14)

						$(111)	$(24)

Total Written Options						$(1,843)	$(672)

(1)	YOY options may have a series of expirations.

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2013:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in JPY		Premiums
Balance at 03/31/2013	54	$363,200	EUR	89,300	JPY	0	$(2,510)
Sales	254	406,800		142,600		2,000,000	(3,033)
Closing Buys	(27)	(165,300)		(15,700)		0	890
Expirations	(127)	(217,000)		(73,600)		(2,000,000)	1,785
Exercised	(154)	(222,100)		0		0	1,025

Balance at 09/30/2013	0	$165,600	EUR	142,600	JPY	0	$(1,843)

50	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2013 (4)	Notional Amount (5)		Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BRC	Societe Generale S.A.	(1.000%	)	06/20/2014	0.219%	$	5,300	$206	$(238)	$0	$(32)

CBK	GATX Financial Corp.	(1.070%	)	03/20/2016	0.341%		300	0	(6)	0	(6)

FBF	Societe Generale S.A.	(3.000%	)	06/20/2014	0.218%	EUR	2,000	13	(70)	0	(57)

								$219	$(314)	$0	$(95)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (3)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2013 (4)	Notional Amount (5)	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
GST	SLM Corp.	5.000%	03/20/2016	1.688%	$ 100	$0	$8	$8	$0

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2021	EUR	29,800	$(26)	$166	$140	$0

BPS	Pay	1-Month EUR-FRCPXTOB Index	1.900%	07/25/2016		7,100	52	189	241	0
	Pay	1-Month EUR-FRCPXTOB Index	2.000%	09/01/2016		5,500	8	200	208	0
	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021		4,800	27	143	170	0
	Pay	1-Month EUR-FRCPXTOB Index	2.100%	07/25/2021		4,800	(45)	248	203	0
	Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022	$	3,100	24	(72)	0	(48)

CBK	Pay	1-Month EUR-FRCPXTOB Index	2.000%	02/01/2018	EUR	800	0	26	26	0
	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021		1,900	30	38	68	0

DUB	Pay	1-Month EUR-FRCPXTOB Index	2.000%	02/01/2018		900	1	29	30	0
	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021		30,200	776	297	1,073	0
	Pay	1-Year BRL-CDI	8.485%	01/02/2015	BRL	27,900	0	(181)	0	(181)
	Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022	$	3,600	26	(82)	0	(56)
	Receive	3-Month USD-CPURNSA Index	2.560%	05/08/2023		33,100	0	(362)	0	(362)

FBF	Pay	1-Month EUR-FRCPXTOB Index	1.950%	09/01/2017	EUR	1,200	7	36	43	0
	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021		1,500	2	51	53	0

GLM	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021		4,900	46	128	174	0
	Pay	1-Year BRL-CDI	8.255%	01/02/2015	BRL	21,200	27	(145)	0	(118)
	Pay	1-Year BRL-CDI	8.300%	01/02/2017		12,300	6	(341)	0	(335)
	Receive	3-Month USD-CPURNSA Index	2.415%	02/12/2017	$	7,400	0	(166)	0	(166)

JPM	Pay	1-Month EUR-FRCPXTOB Index	2.100%	07/25/2021	EUR	1,500	(14)	78	64	0
	Pay	1-Year BRL-CDI	7.900%	01/02/2015	BRL	27,100	(97)	(159)	0	(256)

MYC	Pay	1-Month EUR-FRCPXTOB Index	2.000%	02/01/2018	EUR	3,000	1	96	97	0

RYL	Pay	1-Month EUR-FRCPXTOB Index	2.000%	02/01/2018		900	1	28	29	0
	Pay	1-Month EUR-FRCPXTOB Index	2.100%	07/25/2021		1,500	(14)	77	63	0

UAG	Pay	1-Year BRL-CDI	8.260%	01/02/2015	BRL	109,800	131	(737)	0	(606)
	Pay	1-Year BRL-CDI	8.560%	01/02/2015		67,400	35	(442)	0	(407)

							$1,004	$(857)	$2,682	$(2,535)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	51

Schedule of Investments PIMCO RealEstateRealReturn Strategy Fund (Cont.)

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount			Swap Agreements, at Value
									Asset	Liability
BOA	Receive	DWRTFT Index	87,952	1-Month USD-LIBOR plus a specified spread	12/31/2013	$553,705			$17,324	$0
	Receive	DWRTFT Index	16,475	1-Month USD-LIBOR plus a specified spread	01/31/2014	103,026			3,255	0
	Receive	DWRTFT Index	85,397	1-Month USD-LIBOR plus a specified spread	04/29/2014	534,020			16,835	0

BRC	Receive	DWRTFT Index	68,245	1-Month USD-LIBOR plus a specified spread	04/29/2014	429,519			10,661	0
	Receive	DWRTFT Index	31,764	1-Month USD-LIBOR plus a specified spread	05/28/2014	198,633			6,245	0
	Receive	DWRTFT Index	49,847	1-Month USD-LIBOR plus a specified spread	07/31/2014	314,508			9,812	0

FBF	Receive	DWRTFT Index	33,407	1-Month USD-LIBOR plus a specified spread	01/31/2014	208,906			6,590	0

									$70,722	$0

Total Swap Agreements							$1,223	$69,559	$73,412	$(2,630)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2013:

(h)	Securities with an aggregate market value of $3,964 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures (6)
BOA	$33	$0	$37,554	$37,587	$0	$0	$0	$0	$37,587	$(51,160)	$(13,573)
BPS	0	0	822	822	(775)	0	(48)	(823)	(1)	150	149
BRC	207	0	26,718	26,925	(8)	0	(32)	(40)	26,885	(30,560)	(3,675)
CBK	0	0	94	94	(740)	(5)	(6)	(751)	(657)	658	1
DUB	461	493	1,103	2,057	(665)	(212)	(599)	(1,476)	581	(480)	101
FBF	397	0	6,686	7,083	0	0	(57)	(57)	7,026	(9,230)	(2,204)
GLM	1	0	174	175	(29)	0	(619)	(648)	(473)	441	(32)
GST	0	0	8	8	0	0	0	0	8	(70)	(62)
HUS	0	0	0	0	(398)	0	0	(398)	(398)	485	87
JPM	74	0	64	138	0	0	(256)	(256)	(118)	171	53
MSC	104	0	0	104	(532)	0	0	(532)	(428)	96	(332)
MYC	0	0	97	97	0	0	0	0	97	(378)	(281)
RBC	0	0	0	0	(601)	0	0	(601)	(601)	770	169
RYL	0	0	92	92	(62)	(455)	0	(517)	(425)	(980)	(1,405)
UAG	13	0	0	13	0	0	(1,013)	(1,013)	(1,000)	994	(6)

Total Over the Counter	$1,290	$493	$73,412	$75,195	$(3,810)	$(672)	$(2,630)	$(7,112)

(6)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

52	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$78	$78
Swap Agreements	0	0	0	0	32	32

	$0	$0	$0	$0	$110	$110

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,290	$0	$1,290
Purchased Options	0	0	0	0	493	493
Swap Agreements	0	8	70,722	0	2,682	73,412

	$0	$8	$70,722	$1,290	$3,175	$75,195

	$0	$8	$70,722	$1,290	$3,286	$75,305

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2	$2
Swap Agreements	0	0	0	0	55	55

	$0	$0	$0	$0	$57	$57

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,810	$0	$3,810
Written Options	0	0	0	0	672	672
Swap Agreements	0	95	0	0	2,535	2,630

	$0	$95	$0	$3,810	$3,207	$7,112

	$0	$95	$0	$3,810	$3,264	$7,169

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$40	$40
Futures	0	0	0	0	597	597
Swap Agreements	0	0	0	0	(3,711)	(3,711)

	$0	$0	$0	$0	$(3,074)	$(3,074)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,241	$0	$1,241
Purchased Options	0	0	0	128	0	128
Written Options	0	0	0	111	1,251	1,362
Swap Agreements	0	85	(119,925)	0	588	(119,252)

	$0	$85	$(119,925)	$1,480	$1,839	$(116,521)

	$0	$85	$(119,925)	$1,480	$(1,235)	$(119,595)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(8)	$(8)
Futures	0	0	0	0	838	838
Swap Agreements	0	0	0	0	759	759

	$0	$0	$0	$0	$1,589	$1,589

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(3,900)	$0	$(3,900)
Purchased Options	0	0	0	35	225	260
Written Options	0	0	0	(170)	(202)	(372)
Swap Agreements	0	(210)	19,491	0	(1,482)	17,799

	$0	$(210)	$19,491	$(4,035)	$(1,459)	$13,787

	$0	$(210)	$19,491	$(4,035)	$130	$15,376

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	53

Schedule of Investments PIMCO RealEstateRealReturn Strategy Fund (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Securities, at Value
Bank Loan Obligations	$0	$1,784	$0	$1,784
Corporate Bonds & Notes
Banking & Finance	0	78,041	0	78,041
Industrials	0	618	499	1,117
Utilities	0	41	0	41
U.S. Government Agencies	0	20,650	1,331	21,981
U.S. Treasury Obligations	0	2,412,001	0	2,412,001
Mortgage-Backed Securities	0	55,377	0	55,377
Asset-Backed Securities	0	34,088	0	34,088
Sovereign Issues	0	85,124	0	85,124
Real Estate Investment Trusts	37,908	0	0	37,908
Short-Term Instruments
Commercial Paper	0	2,299	0	2,299
Repurchase Agreements	0	1,142	0	1,142
U.S. Treasury Bills	0	1,470	0	1,470
	$37,908	$2,692,635	$1,830	$2,732,373

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$312,239	$0	$0	$312,239

Total Investments	$350,147	$2,692,635	$1,830	$3,044,612

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$78	$32	$0	$110
Over the counter	0	75,195	0	75,195
	$78	$75,227	$0	$75,305

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2)	(55)	0	(57)
Over the counter	0	(7,088)	(24)	(7,112)
	$(2)	$(7,143)	$(24)	$(7,169)

Totals	$350,223	$2,760,719	$1,806	$3,112,748

There were no transfers between Level 1 and 2 during the period ended September 30, 2013.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2013:

Category and Subcategory	Beginning Balance at 03/31/2013	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2013 (2)
Investments in Securities, at Value
Bank Loan Obligations	$341	$0	$(332)	$(1)	$1	$(9)	$0	$0	$0	$0
Corporate Bonds & Notes
Banking & Finance	189	0	(189)	(1)	6	(5)	0	0	0	0
Industrials	542	0	(17)	0	0	(26)	0	0	499	(23)
U.S. Government Agencies	1,391	0	(66)	0	0	6	0	0	1,331	7

	$2,463	$0	$(604)	$(2)	$7	$(34)	$0	$0	$1,830	$(16)

Financial Derivative Instruments - Liabilities
Over the counter	$(37)	$0	$0	$0	$0	$13	$0	$0	$(24)	$13

Totals	$2,426	$0	$(604)	$(2)	$7	$(21)	$0	$0	$1,806	$(3)

54	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$499	Third Party Vendor	Broker Quote	109.75
U.S. Government Agencies	1,331	Third Party Vendor	Broker Quote	100.94

Financial Derivative Instruments - Liabilities
Over the counter	(24)	Indicative Market Quotation	Broker Quote	0.12-0.61

Total	$1,806

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	55

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Short Strategy Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 75.1%

CORPORATE BONDS & NOTES 2.4%

BANKING & FINANCE 1.6%
SLM Corp. CPI Linked Bond
3.504% due 12/15/2014	$84	$83
3.554% due 06/15/2015	22	22
Stone Street Trust
5.902% due 12/15/2015	100	108

		213

UTILITIES 0.8%
Verizon Communications, Inc.
1.782% due 09/15/2016	100	103

Total Corporate Bonds & Notes (Cost $302)		316

U.S. GOVERNMENT AGENCIES 6.7%
Fannie Mae
0.000% due 06/01/2017	210	200
0.609% due 10/25/2036	84	84
6.000% due 04/18/2036	300	331
Freddie Mac
0.562% due 07/15/2036	73	74
0.632% due 09/15/2042	95	95
0.782% due 12/15/2037	37	37
NCUA Guaranteed Notes
0.742% due 12/08/2020	78	78

Total U.S. Government Agencies (Cost $900)		899

U.S. TREASURY OBLIGATIONS 32.0%
U.S. Treasury Inflation Protected Securities (b)
0.125% due 01/15/2023	202	197
2.000% due 01/15/2014	632	636
U.S. Treasury Notes
0.250% due 01/31/2014	200	200
0.250% due 03/31/2014 (e)	168	168
0.250% due 04/30/2014	200	200
0.250% due 04/30/2014 (e)	200	200
0.250% due 08/31/2014	900	901
0.250% due 07/31/2015	100	100

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.625% due 07/15/2014		$1,000	$1,004
1.000% due 01/15/2014		52	52
1.000% due 05/15/2014		500	503
2.250% due 05/31/2014		100	102

Total U.S. Treasury Obligations (Cost $4,275)			4,263

MORTGAGE-BACKED SECURITIES 0.3%
Wells Fargo Mortgage-Backed Securities Trust
2.497% due 06/25/2033		32	32

Total Mortgage-Backed Securities (Cost $32)			32

ASSET-BACKED SECURITIES 3.1%
BlueMountain CLO Ltd.
0.502% due 11/15/2017		78	78
Driver One GmbH
0.828% due 02/21/2017	EUR	23	31
Fore CLO Ltd.
0.511% due 07/20/2019		$250	247
SLM Student Loan Trust
1.766% due 04/25/2023		59	60

Total Asset-Backed Securities (Cost $414)			416

SOVEREIGN ISSUES 1.0%
Autonomous Community of Madrid
4.200% due 09/24/2014	EUR	100	139

Total Sovereign Issues (Cost $127)			139

SHORT-TERM INSTRUMENTS 29.6%

COMMERCIAL PAPER 0.8%
Hewlett-Packard Co.
0.950% due 10/30/2013		$100	100

REPURCHASE AGREEMENTS (c) 0.9%
			117

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 10.5%
Fannie Mae
0.046% due 02/18/2014	$100	$100
Federal Home Loan Bank
0.025% due 12/19/2013	100	100
0.046% due 12/27/2013	1,100	1,100
0.049% due 12/04/2013	100	100

		1,400

U.S. TREASURY BILLS 17.4%
0.076% due 01/09/2014 - 07/24/2014 (a)(e)	2,324	2,324

Total Short-Term Instruments (Cost $3,940)		3,941

Total Investments in Securities (Cost $9,990)		10,006

	SHARES
INVESTMENTS IN AFFILIATES 24.8%

SHORT-TERM INSTRUMENTS 24.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 24.8%
PIMCO Short-Term Floating NAV Portfolio	330,727	3,310
PIMCO Short-Term Floating NAV Portfolio III	242	2

Total Short-Term Instruments (Cost $3,312)		3,312

Total Investments in Affiliates (Cost $3,312)		3,312

Total Investments 99.9% (Cost $13,302)		$13,318

Financial Derivative Instruments (d)(f) 1.4% (Cost or Premiums, net $(5))		187

Other Assets and Liabilities, net (1.3%)		(173)

Net Assets 100.0%		$13,332

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	09/30/2013	10/01/2013	$117	Fannie Mae 2.200% due 10/17/2022	$(122)	$117	$117

Total Repurchase Agreements						$(122)	$117	$117

(1)	Includes accrued interest.

56	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of September 30, 2013:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
PIMCO CommoditiesPLUS® Short Strategy Fund	$0	$0	$0	$0	$0	$0	$0

PIMCO Cayman Commodity Fund IV, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
SSB	117	0	0	0	117	(122)	(5)

Total Borrowings and Other Financing Transactions	$117	$0	$0	$0

(2)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ USD 118.000 on Brent Crude November Futures	Short	10/2013	1	$1	$0	$0
Canola January Futures	Short	01/2014	5	1	0	0
Euro-Mill Wheat November Futures	Long	11/2013	4	(14)	1	0
Euro-Rapeseed February Futures	Long	02/2014	2	0	1	(1)
Natural Gas April Futures	Short	03/2014	11	40	5	0
Natural Gas May Futures	Long	04/2014	2	(7)	0	(1)
Natural Gas October Futures	Long	09/2014	9	(32)	0	(4)
Soybean May Futures	Long	05/2014	6	(4)	0	(7)
Soybean November Futures	Short	11/2013	6	15	11	0
Sugar No. 11 March Futures	Short	02/2014	2	(2)	0	(1)
Wheat December Futures	Short	12/2013	1	11	0	0
White Sugar March Futures	Long	02/2014	2	1	1	0

Total Futures Contracts				$10	$19	$(14)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month USD-LIBOR	1.600%	07/05/2018		$200	$(4)	$(3)	$0	$0
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY	20,000	(3)	0	0	0

Total Swap Agreements						$(7)	$(3)	$0	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2013:

(e)	Securities with an aggregate market value of $141 and cash of $49 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
PIMCO CommoditiesPLUS® Short Strategy Fund (1)	$0	$0	$0	$0	$0	$0	$0	$0
PIMCO Cayman Commodity Fund IV, Ltd. (Subsidiary) (1)	0	19	0	19	0	(14)	0	(14)

Total Exchange-Traded or Centrally Cleared	$0	$19	$0	$19	$0	$(14)	$0	$(14)

(1)

The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	57

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Short Strategy Fund (Cont.)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	10/2013		EUR	139	$		186	$0	$(2)
	10/2013	$		23		EUR	17	0	0

BRC	10/2013		EUR	3	$		4	0	0

CBK	10/2013	$		96		EUR	72	1	0

DUB	10/2013			169			125	1	0
	11/2013		EUR	125	$		169	0	(1)

GLM	10/2013			72			97	0	0
	11/2013	$		97		EUR	72	0	0

RBC	12/2013		CAD	52	$		50	0	0

Total Forward Foreign Currency Contracts								$2	$(3)

PURCHASED OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
DUB	Call - OTC WTI Crude December Futures	$130.000	11/15/2013	$ 100	$7	$0

Total Purchased Options					$7	$0

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Call - OTC Brent Crude December Futures	$140.000	11/11/2013	$ 100	$(8)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
RYL	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500%	10/24/2013	EUR 900	$(1)	$(1)
	Put - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.750%	10/24/2013	900	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500%	01/27/2014	$ 900	(6)	(4)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500%	01/27/2014	900	(7)	(4)

							$(15)	$(9)

Total Written Options							$(23)	$(9)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2013:

	# of Contracts	Notional Amount in $	Notional Amount in EUR	Notional Amount in JPY	Premiums
Balance at 03/31/2013	0	$1,500	EUR 200	JPY 0	$(13)
Sales	4	3,400	1,800	20,000	(25)
Closing Buys	0	(1,000)	0	0	6
Expirations	(4)	(800)	(200)	(20,000)	5
Exercised	0	(1,200)	0	0	4

Balance at 09/30/2013	0	$1,900	EUR 1,800	JPY 0	$(23)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
CBK	Pay	JETNWE CAL14 Index	$960.000	12/31/2014	564	$0	$0	$0	$0
	Receive	ULSDNWE CAL14 Index	901.750	12/31/2014	600	0	4	4	0

						$0	$4	$4	$0

58	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2013 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GST	American International Group, Inc.	(1.000%	)	12/20/2015	0.383%	$ 100	$11	$(13)	$0	$(2)

MYC	Abbey National Treasury Services PLC	(3.000%	)	12/20/2013	0.250%	EUR 150	0	(1)	0	(1)

							$11	$(14)	$0	$(3)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive	Underlying Reference	# of Units	Financing Rate	Notional Amount	Maturity Date	Swap Agreements, at Value
							Asset	Liability
DUB	Pay	DJUBSTR Index	3,266	3-Month U.S. Treasury Bill rate plus a specified spread	$847	02/18/2014	$12	$0

GLM	Pay	DJUBSTR Index	16,733	3-Month U.S. Treasury Bill rate plus a specified spread	4,342	02/18/2014	60	0

JPM	Pay	DJUBSCOT Index	121	3-Month U.S. Treasury Bill rate plus a specified spread	165	02/18/2014	2	0
	Receive	DJUBSF1T Index	2,721	3-Month U.S. Treasury Bill rate plus a specified spread	1,315	02/18/2014	0	(14)
	Pay	DJUBSTR Index	13,553	3-Month U.S. Treasury Bill rate plus a specified spread	3,517	02/18/2014	49	0
	Receive	JMABDCO1 Index	256	3-Month U.S. Treasury Bill rate plus a specified spread	168	02/18/2014	0	(3)
	Receive	JMABNIC0 Index	31	3-Month U.S. Treasury Bill rate plus a specified spread	22	02/18/2014	0	(0)
	Receive	JMABNICP Index	139	3-Month U.S. Treasury Bill rate plus a specified spread	95	02/18/2014	0	(1)
	Receive	JMCU3A3T Index	359	3-Month U.S. Treasury Bill rate plus a specified spread	138	02/18/2014	0	(1)
	Receive	JMCU3A5T Index	1,533	3-Month U.S. Treasury Bill rate plus a specified spread	196	02/18/2014	0	(1)

MYC	Pay	DJUBSTR Index	24,952	3-Month U.S. Treasury Bill rate plus a specified spread	6,474	02/18/2014	90	0

							$213	$(20)

VARIANCE SWAPS

Counterparty	Pay/Receive Variance	Reference Entity	Variance Strike Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
DUB	Receive	LME Copper March Futures	4.840%	03/04/2014	$10	$0	$0	$0	$0
	Pay	Primary Aluminum March Futures	3.803%	03/04/2014	10	0	0	0	0

GST	Pay	GOLDLNPM Index	3.610%	11/29/2013	50	0	(1)	0	(1)
	Pay	GOLDLNPM Index	5.176%	08/06/2014	10	0	0	0	0
	Receive	London Silver Market Fixing Ltd.	9.000%	11/29/2013	30	0	1	1	0

JPM	Pay	GOLDLNPM Index	2.873%	11/27/2013	60	0	(2)	0	(2)
	Pay	GOLDLNPM Index	7.563%	09/30/2014	10	0	0	0	0

SOG	Pay	GOLDLNPM Index	3.460%	11/27/2013	60	0	(1)	0	(1)
	Pay	GOLDLNPM Index	3.516%	11/27/2013	60	0	(1)	0	(1)
	Receive	London Silver Market Fixing Ltd.	8.703%	11/27/2013	40	0	1	1	0
	Receive	London Silver Market Fixing Ltd.	8.762%	11/27/2013	40	0	1	1	0

						$0	$(2)	$3	$(5)

Total Swap Agreements						$11	$181	$220	$(28)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	59

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Short Strategy Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of September 30, 2013:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures (4)
PIMCO CommoditiesPLUS® Short Strategy Fund
BOA	$0	$0	$0	$0	$(2)	$0	$0	$(2)	$(2)	$0	$(2)
GST	0	0	0	0	0	0	(1)	(1)	(1)	0	(1)
MYC	0	0	0	0	0	0	(1)	(1)	(1)	0	(1)
RYL	0	0	0	0	0	(9)	0	(9)	(9)	0	(9)

PIMCO Cayman Commodity Fund IV, Ltd. (Subsidiary)
CBK	1	0	4	5	0	0	0	0	5	0	5
DUB	1	0	12	13	(1)	0	0	(1)	12	0	12
GLM	0	0	60	60	0	0	0	0	60	0	60
GST	0	0	1	1	0	0	(2)	(2)	(1)	0	(1)
JPM	0	0	51	51	0	0	(22)	(22)	29	0	29
MYC	0	0	90	90	0	0	0	0	90	(395)	(305)
SOG	0	0	2	2	0	0	(2)	(2)	0	0	0

Total Over the Counter	$2	$0	$220	$222	$(3)	$(9)	$(28)	$(40)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default . Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$19	$0	$0	$0	$0	$19

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2	$0	$2
Purchased Options	0	0	0	0	0	0
Swap Agreements	220	0	0	0	0	220

	$220	$0	$0	$2	$0	$222

	$239	$0	$0	$2	$0	$241

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$14	$0	$0	$0	$0	$14

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3	$0	$3
Written Options	0	0	0	0	9	9
Swap Agreements	25	3	0	0	0	28

	$25	$3	$0	$3	$9	$40

	$39	$3	$0	$3	$9	$54

60	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

The Effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the Period Ended September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$2	$0	$0	$0	$0	$2
Futures	(24)	0	0	0	1	(23)
Swap Agreements	0	0	0	0	(10)	(10)

	$(22)	$0	$0	$0	$(9)	$(31)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2)	$0	$(2)
Written Options	0	0	0	0	3	3
Swap Agreements	50	(4)	0	0	6	52

	$50	$(4)	$0	$(2)	$9	$53

	$28	$(4)	$0	$(2)	$0	$22

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$9	$0	$0	$0	$0	$9
Purchased Options	0	0	0	0	0	0
Swap Agreements	0	0	0	0	(3)	(3)

	$9	$0	$0	$0	$(3)	$6

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4)	$0	$(4)
Written Options	0	0	0	0	3	3
Swap Agreements	149	2	0	0	(2)	149

	$149	$2	$0	$(4)	$1	$148

	$158	$2	$0	$(4)	$(2)	$154

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$213	$0	$213
Utilities	0	103	0	103
U.S. Government Agencies	0	821	78	899
U.S. Treasury Obligations	0	4,263	0	4,263
Mortgage-Backed Securities	0	32	0	32
Asset-Backed Securities	0	416	0	416
Sovereign Issues	0	139	0	139
Short-Term Instruments
Commercial Paper	0	100	0	100
Repurchase Agreements	0	117	0	117
Short-Term Notes	0	1,400	0	1,400
U.S. Treasury Bills	0	2,324	0	2,324
	$0	$9,928	$78	$10,006

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$3,312	$0	$0	$3,312

Total Investments	$3,312	$9,928	$78	$13,318

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	19	0	0	19
Over the counter	0	222	0	222
	$19	$222	$0	$241

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(14)	0	0	(14)
Over the counter	0	(40)	0	(40)
	$(14)	$(40)	$0	$(54)

Totals	$3,317	$10,110	$78	$13,505

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	61

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Short Strategy Fund (Cont.)

September 30, 2013 (Unaudited)

There were no transfers between Level 1 and 2 during the period ended September 30, 2013.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2013:

Category and Subcategory	Beginning Balance at 03/31/2013	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2013 (2)
Investments in Securities, at Value
U.S. Government Agencies	$82	$0	$(4)	$0	$0	$0	$0	$0	$78	$0

Financial Derivative Instruments - Liabilities
Over the counter	$(5)	$0	$0	$0	$0	$5	$0	$0	$0	$0

Totals	$77	$0	$(4)	$0	$0	$5	$0	$0	$78	$0

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
U.S. Government Agencies	$78	Third Party Vendor	Broker Quote	100.94

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

62	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund

September 30, 2013 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 79.0%

CORPORATE BONDS & NOTES 4.1%

BANKING & FINANCE 3.8%
Achmea Hypotheekbank NV
3.200% due 11/03/2014		$794	$818
American International Group, Inc.
3.750% due 11/30/2013		9,500	9,546
Banco do Brasil S.A.
2.963% due 07/02/2014		4,000	4,034
4.500% due 01/22/2015		900	936
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		2,000	2,085
Banco Santander Brasil S.A.
2.352% due 03/18/2014		9,900	9,890
Citigroup, Inc.
6.000% due 12/13/2013		2,760	2,790
7.375% due 06/16/2014	EUR	1,100	1,560
Commonwealth Bank of Australia
0.984% due 03/17/2014		$5,900	5,923
2.900% due 09/17/2014		1,000	1,025
Credit Suisse USA, Inc.
5.125% due 01/15/2014		3,100	3,142
Deutsche Annington Finance BV
3.200% due 10/02/2017 (b)		8,600	8,623
Dexia Credit Local S.A.
0.744% due 04/29/2014		2,000	2,002
2.750% due 04/29/2014		1,000	1,013
Export-Import Bank of Korea
1.104% due 09/17/2016		8,200	8,205
5.875% due 01/14/2015		1,500	1,591
8.125% due 01/21/2014		500	511
FMS Wertmanagement AoeR
2.250% due 07/14/2014	EUR	300	412
Goldman Sachs Group, Inc.
0.576% due 05/18/2015		4,000	5,405
1.265% due 02/07/2014		$5,000	5,015
HSBC Bank PLC
1.625% due 07/07/2015		13,800	13,908
HSBC Finance Corp.
0.518% due 01/15/2014		18,000	18,001
International Lease Finance Corp.
6.500% due 09/01/2014		4,000	4,170
Intesa Sanpaolo SpA
3.125% due 01/15/2016		4,800	4,796
Korea Development Bank
4.375% due 08/10/2015		400	424
8.000% due 01/23/2014		500	511
Merrill Lynch & Co., Inc.
0.486% due 01/31/2014	EUR	5,600	7,578
0.670% due 07/22/2014		10,000	13,550
Morgan Stanley
1.865% due 01/24/2014		$15,800	15,860
New York Life Global Funding
0.342% due 12/20/2013	EUR	800	1,084
Nordea Eiendomskreditt A/S
2.125% due 09/22/2017		$10,000	10,308
Royal Bank of Scotland NV
0.958% due 03/09/2015		2,000	1,951
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
9.000% due 06/11/2014		400	421
Waha Aerospace BV
3.925% due 07/28/2020		1,400	1,471
Westpac Securities NZ Ltd.
3.450% due 07/28/2014		34,127	35,015

			203,574

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 0.1%
Anglo American Capital PLC
9.375% due 04/08/2014	$1,165	$1,214
Delta Air Lines Pass-Through Trust
6.200% due 01/02/2020	379	415
Florida Gas Transmission Co. LLC
4.000% due 07/15/2015	300	315
GTL Trade Finance, Inc.
7.250% due 10/20/2017	500	557
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015	600	640
Indian Oil Corp. Ltd.
4.750% due 01/22/2015	400	411
Noble Group Ltd.
4.875% due 08/05/2015	1,500	1,566

		5,118

UTILITIES 0.2%
AK Transneft OJSC Via TransCapitalInvest Ltd.
5.670% due 03/05/2014	200	205
BP Capital Markets PLC
3.625% due 05/08/2014	1,900	1,938
5.250% due 11/07/2013	4,000	4,018
Centrais Eletricas Brasileiras S.A.
7.750% due 11/30/2015	200	221
Ipalco Enterprises, Inc.
5.000% due 05/01/2018	1,800	1,876
Korea Hydro & Nuclear Power Co. Ltd.
6.250% due 06/17/2014	2,100	2,180
Petroleos Mexicanos
4.875% due 03/15/2015	400	422
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.500% due 09/30/2014	500	522
Rosneft Finance S.A.
6.250% due 02/02/2015	400	425

		11,807

Total Corporate Bonds & Notes (Cost $217,202)		220,499

U.S. GOVERNMENT AGENCIES 10.8%
Fannie Mae
0.000% due 06/01/2017	39,790	37,918
0.609% due 09/25/2041	21,694	21,755
0.625% due 10/30/2014	50,000	50,254
0.629% due 08/25/2037	3,691	3,695
0.729% due 02/25/2042	72,512	72,649
0.779% due 01/25/2042	19,648	19,716
0.800% due 02/13/2015	95,200	95,452
0.859% due 02/25/2041	1,678	1,692
4.118% due 02/25/2018 (a)	6,924	975
6.000% due 04/18/2036	46,795	51,665
Freddie Mac
0.000% due 03/15/2015	10,041	9,937
0.500% due 02/24/2015	19,000	19,023
0.550% due 02/13/2015	99,075	99,250
0.562% due 07/15/2036	733	734
0.632% due 05/15/2032	9,065	9,067
0.782% due 12/15/2037	3,682	3,684
0.802% due 10/15/2037	5,801	5,837
1.125% due 01/13/2016	38,545	38,636
2.500% due 10/02/2019	23,700	23,979
Ginnie Mae
1.597% due 10/16/2053 (a)	9,944	783
NCUA Guaranteed Notes
0.742% due 12/08/2020	1,629	1,644

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Overseas Private Investment Corp.
0.000% due 06/10/2018	$500	$729
4.730% due 03/15/2022	5,366	6,008
Small Business Administration
4.504% due 02/10/2014	15	15
4.840% due 05/01/2025	566	606
5.160% due 02/01/2028	219	241
5.310% due 05/01/2027	631	693
5.490% due 03/01/2028	212	234
5.510% due 11/01/2027	213	237
5.820% due 06/01/2026	603	671
6.020% due 08/01/2028	102	116
6.770% due 11/01/2028	628	719
8.500% due 01/01/2015	47	49

Total U.S. Government Agencies (Cost $577,628)		578,663

U.S. TREASURY OBLIGATIONS 11.7%
U.S. Treasury Inflation Protected Securities
0.125% due 01/15/2023 (d)	72,965	71,038
0.375% due 07/15/2023	4,417	4,397
1.875% due 07/15/2015 (g)	2,522	2,664
2.000% due 01/15/2014	167,381	168,271
2.000% due 07/15/2014 (g)	11,773	12,076
U.S. Treasury Notes
0.125% due 07/31/2014	500	500
0.250% due 02/28/2014	23,900	23,921
0.250% due 03/31/2014	23,100	23,123
0.250% due 04/30/2014 (g)(i)	86,500	86,593
0.250% due 05/31/2014	8,500	8,509
0.250% due 06/30/2014	13,900	13,917
0.250% due 08/31/2014	58,200	58,274
0.500% due 10/15/2013	4,400	4,401
0.625% due 07/15/2014	20,400	20,486
0.750% due 12/15/2013 (g)	6,191	6,200
0.750% due 06/15/2014	7,100	7,133
1.000% due 01/15/2014 (g)	9,555	9,582
1.000% due 05/15/2014	57,600	57,931
1.250% due 04/15/2014 (g)(i)	19,874	20,000
1.750% due 03/31/2014	6,100	6,152
1.875% due 04/30/2014	1,800	1,819
2.250% due 05/31/2014	19,300	19,577

Total U.S. Treasury Obligations (Cost $631,064)		626,564

MORTGAGE-BACKED SECURITIES 2.9%
Adjustable Rate Mortgage Trust
3.199% due 07/25/2035	1,284	1,175
Banc of America Commercial Mortgage Trust
0.352% due 06/10/2049	20	20
5.793% due 04/10/2049	500	561
5.857% due 06/10/2049	20	20
Banc of America Funding Corp.
5.320% due 05/20/2036	2,040	1,905
Bear Stearns Adjustable Rate Mortgage Trust
2.793% due 03/25/2035	1,994	1,998
2.925% due 01/25/2035	1,539	1,464
Bear Stearns Structured Products, Inc.
2.564% due 01/26/2036	262	203
Chase Mortgage Finance Trust
2.842% due 02/25/2037	677	662
5.500% due 12/25/2022	1,158	1,177
Citigroup Mortgage Loan Trust, Inc.
2.510% due 10/25/2035	3,280	3,191
2.570% due 11/25/2035	899	871
5.297% due 08/25/2035	2,312	2,259

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	63

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Commercial Mortgage Pass-Through Certificates
2.365% due 02/10/2029		$5,400	$5,523
Countrywide Alternative Loan Trust
5.500% due 10/25/2033		1,737	1,816
Countrywide Home Loan Mortgage Pass-Through Trust
2.764% due 11/20/2034		1,538	1,509
Credit Suisse First Boston Mortgage Securities Corp.
2.459% due 04/25/2034		150	151
Credit Suisse Mortgage Capital Certificates
0.352% due 10/15/2021		3,239	3,227
Deutsche Mortgage Securities, Inc.
5.233% due 06/26/2035		4,116	4,167
First Horizon Alternative Mortgage Securities
2.222% due 04/25/2035		1,380	1,344
Granite Master Issuer PLC
0.307% due 12/20/2054	EUR	954	1,276
GS Mortgage Securities Trust
1.456% due 03/06/2020		$7,144	7,156
2.006% due 03/06/2020		2,700	2,707
3.849% due 12/10/2043		5,298	5,622
GSR Mortgage Loan Trust
2.660% due 11/25/2035		1,548	1,493
2.681% due 09/25/2035		6,397	6,416
Harborview Mortgage Loan Trust
0.491% due 11/19/2035		1,915	1,515
0.520% due 06/20/2035		1,216	1,114
IndyMac Mortgage Loan Trust
4.911% due 11/25/2035		1,293	1,239
JPMorgan Mortgage Trust
4.025% due 04/25/2035		243	242
5.254% due 07/25/2035		945	976
MASTR Adjustable Rate Mortgages Trust
2.623% due 11/21/2034		1,298	1,346
Mellon Residential Funding Corp.
0.922% due 09/15/2030		396	385
Merrill Lynch Floating Trust
0.720% due 07/09/2021		10,219	10,202
Merrill Lynch Mortgage Investors Trust
1.666% due 10/25/2035		162	157
2.193% due 12/25/2034		450	462
2.380% due 10/25/2035		213	212
2.475% due 06/25/2035		1,595	1,554
5.337% due 05/25/2036		144	144
Morgan Stanley Capital Trust
5.610% due 04/15/2049		577	581
Morgan Stanley Mortgage Loan Trust
5.500% due 08/25/2035		960	974
Morgan Stanley Re-REMIC Trust
5.993% due 08/15/2045		1,000	1,114
RBSSP Resecuritization Trust
2.363% due 07/26/2045		4,175	4,104
2.397% due 12/26/2036		408	414
Residential Accredit Loans, Inc. Trust
0.479% due 01/25/2035		1,351	1,319
Silenus European Loan Conduit Ltd.
0.376% due 05/15/2019	EUR	1,001	1,286
Structured Adjustable Rate Mortgage Loan Trust
2.506% due 06/25/2034		$3,362	3,397
Thornburg Mortgage Securities Trust
5.636% due 07/25/2036		18,285	17,910
5.800% due 03/25/2037		9,236	8,473
6.098% due 09/25/2037		18,931	19,810
Vornado DP LLC Trust
2.970% due 09/13/2028		1,481	1,551
Wachovia Bank Commercial Mortgage Trust
0.262% due 06/15/2020		1,295	1,279

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.012% due 12/15/2035		$381	$382
5.931% due 06/15/2049		263	271
WaMu Mortgage Pass-Through Certificates
0.439% due 11/25/2045		8,288	7,457
1.223% due 01/25/2046		1,961	1,811
2.430% due 01/25/2035		263	267
2.436% due 10/25/2034		218	215
2.455% due 06/25/2034		256	260
Wells Fargo Mortgage-Backed Securities Trust
2.497% due 06/25/2033		162	162
2.624% due 12/25/2034		141	143
2.636% due 04/25/2036		40	39
2.644% due 03/25/2035		921	924
5.000% due 03/25/2036		127	126
5.500% due 12/25/2035		55	55
5.595% due 04/25/2036		2,544	2,459

Total Mortgage-Backed Securities (Cost $148,121)			154,244

ASSET-BACKED SECURITIES 3.4%
AIMCO CLO
0.516% due 10/20/2019		5,564	5,514
AMMC CLO Ltd.
0.487% due 05/03/2018		29	29
Asset-Backed Funding Certificates Trust
0.879% due 06/25/2034		6,246	5,894
Avenue CLO Ltd.
0.525% due 10/30/2017		1,657	1,657
Ballyrock CLO Ltd.
0.482% due 08/28/2019		279	279
Bear Stearns Asset-Backed Securities Trust
0.679% due 09/25/2046		1,249	533
Black Diamond CLO Delaware Corp.
0.502% due 06/20/2017		394	394
BlueMountain CLO Ltd.
0.502% due 11/15/2017		5,727	5,728
Callidus Debt Partners CLO Fund Ltd.
0.528% due 04/17/2020		172	172
Citibank Omni Master Trust
2.932% due 08/15/2018		21,300	21,750
Conseco Finance Securitizations Corp.
6.681% due 12/01/2033		17	17
Countrywide Asset-Backed Certificates
0.569% due 11/25/2034		784	777
1.034% due 08/25/2034		600	530
Duane Street CLO Ltd.
0.519% due 01/11/2021		1,791	1,761
EFS Volunteer LLC
1.116% due 10/26/2026		1,031	1,036
Euro-Galaxy CLO BV
0.460% due 10/23/2021	EUR	1,932	2,558
First Franklin Mortgage Loan Trust
0.619% due 04/25/2035		$733	732
Fore CLO Ltd.
0.511% due 07/20/2019		45,150	44,539
Four Corners CLO Ltd.
0.534% due 01/26/2020		7,196	7,137
Franklin CLO Ltd.
0.514% due 06/15/2018		1,150	1,132
Fremont Home Loan Trust
0.659% due 07/25/2035		838	839
Gallatin CLO Ltd.
0.514% due 08/15/2017		88	88
Goldentree Loan Opportunities Ltd.
0.961% due 10/18/2021		4,100	4,065

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Halcyon Structured Asset Management CLO Ltd.
0.453% due 05/21/2018		$316	$316
Harbourmaster CLO BV
0.484% due 06/15/2020	EUR	637	858
HSBC Home Equity Loan Trust
0.660% due 03/20/2036		$1,760	1,479
LCM Ltd.
0.480% due 03/21/2019		554	544
Leopard CLO BV
0.572% due 04/21/2020	EUR	1,137	1,529
LightPoint Pan-European CLO PLC
0.476% due 01/31/2022		1,623	2,153
Long Beach Mortgage Loan Trust
1.004% due 06/25/2035		$1,429	1,388
Magi Funding PLC
0.578% due 04/11/2021	EUR	344	461
Massachusetts Educational Financing Authority
1.216% due 04/25/2038		$3,447	3,449
MASTR Asset-Backed Securities Trust
0.629% due 10/25/2035		1,000	930
Morgan Stanley ABS Capital, Inc.
1.034% due 03/25/2034		5,204	4,756
Morgan Stanley Home Equity Loan Trust
0.649% due 08/25/2035		900	806
Navigare Funding CLO Ltd.
0.524% due 05/20/2019		319	319
Nelnet Student Loan Trust
1.046% due 07/27/2048		3,139	3,165
New Century Home Equity Loan Trust
0.629% due 03/25/2035		3,500	3,351
0.629% due 06/25/2035		2,000	1,750
0.669% due 07/25/2035		600	554
North Carolina State Education Assistance Authority
0.979% due 07/25/2039		13,302	13,255
Oak Hill Credit Partners Ltd.
0.513% due 05/17/2021		547	543
Panhandle-Plains Higher Education Authority, Inc.
0.748% due 10/01/2018		875	875
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.679% due 07/25/2035		1,000	936
0.829% due 10/25/2034		200	190
0.899% due 03/25/2035		1,000	844
RAAC Series
0.529% due 10/25/2045		1,934	1,897
SLM Student Loan Trust
0.266% due 07/25/2017		318	317
0.376% due 04/25/2017		19	19
0.766% due 10/25/2017		509	510
1.766% due 04/25/2023		11,550	11,884
Stanfield Bristol CLO Ltd.
0.524% due 10/15/2019		4,299	4,289
Structured Asset Investment Loan Trust
1.154% due 10/25/2033		5,042	4,807
Venture CDO Ltd.
0.496% due 01/20/2022		3,400	3,318

Total Asset-Backed Securities (Cost $175,808)			178,653

SOVEREIGN ISSUES 1.5%
Autonomous Community of Madrid
4.200% due 09/24/2014	EUR	7,600	10,552
4.305% due 03/06/2014		10,000	13,715
Instituto de Credito Oficial
1.971% due 03/25/2014		13,700	18,667

64	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Junta de Castilla y Leon
6.270% due 02/19/2018	EUR	900	$1,345
6.505% due 03/01/2019		1,150	1,739
Kommunalbanken A/S
0.628% due 03/27/2017		$16,800	16,951
1.375% due 06/08/2017		1,900	1,910
Korea Housing Finance Corp.
4.125% due 12/15/2015		1,500	1,591
Mexico Government International Bond
4.010% due 01/30/2020 (d)	MXN	38,900	2,954
New South Wales Treasury Corp. CPI Linked Bond
2.750% due 11/20/2025 (d)	AUD	6,500	7,508
New Zealand Government CPI Linked Bond
2.000% due 09/20/2025 (d)	NZD	4,400	3,458

Total Sovereign Issues (Cost $80,019)			80,390

		SHARES
EXCHANGE-TRADED FUNDS 0.5%
iShares Dow Jones U.S. Real Estate Index Fund		399,258	25,457

Total Exchange-Traded Funds (Cost $25,730)			25,457

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 44.1%

CERTIFICATES OF DEPOSIT 0.6%
Banco do Brasil S.A.
0.000% due 01/24/2014		$30,200	30,130

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COMMERCIAL PAPER 1.5%
Banco Bilbao Vizcaya Argentaria S.A.
3.120% due 10/21/2013	$22,600	$22,561
Hewlett-Packard Co.
0.950% due 10/30/2013	47,400	47,363
Santander S.A.
1.710% due 10/11/2013	4,700	4,698
2.370% due 01/02/2014	3,500	3,493

		78,115

REPURCHASE AGREEMENTS (e) 7.6%
		403,081

SHORT-TERM NOTES 8.8%
Fannie Mae
0.039% due 01/29/2014	127,800	127,796
0.046% due 11/27/2013	2,782	2,782
0.127% due 01/27/2014	5,800	5,800
Federal Home Loan Bank
0.020% due 01/03/2014	107,005	107,002
0.038% due 12/11/2013	1,500	1,500
0.046% due 11/27/2013 - 12/27/2013	49,901	49,899
0.048% due 12/27/2013	96,559	96,556
0.049% due 11/27/2013	12,300	12,299
0.051% due 11/27/2013 - 11/29/2013	22,600	22,598
0.061% due 10/16/2013	41,000	40,999
0.183% due 05/01/2014	1,000	1,000

		468,231

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 25.6%
0.021% due 10/03/2013 - 01/02/2014 (c)(g)(i)	$1,367,703	$1,367,686

Total Short-Term Instruments (Cost $2,347,120)		2,347,243

Total Investments in Securities (Cost $4,202,692)		4,211,713

	SHARES
INVESTMENTS IN AFFILIATES 25.3%

SHORT-TERM INSTRUMENTS 25.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 25.3%
PIMCO Short-Term Floating NAV Portfolio	71,361,786	714,118
PIMCO Short-Term Floating NAV Portfolio III	63,836,953	638,114

Total Short-Term Instruments (Cost $1,352,493)		1,352,232

Total Investments in Affiliates (Cost $1,352,493)		1,352,232

Total Investments 104.3% (Cost $5,555,185)		$5,563,945

Financial Derivative Instruments (f)(h) (1.3%) (Cost or Premiums, net $(14,300))		(67,860)

Other Assets and Liabilities, net (3.0%)		(160,611)

Net Assets 100.0%		$5,335,474

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BCY	0.080%	09/30/2013	10/01/2013	$149,300	U.S. Treasury Notes 1.750% - 2.000% due 09/30/2020 - 05/15/2023	$(152,284)	$149,300	$149,300
BOA	0.080%	09/30/2013	10/01/2013	2,300	U.S. Treasury Notes 0.250% due 09/30/2015	(2,347)	2,300	2,300
FOB	0.100%	09/30/2013	10/01/2013	300	U.S. Treasury Notes 0.875% due 02/28/2017	(308)	300	300
GRE	0.080%	09/30/2013	10/01/2013	136,700	U.S. Treasury Notes 0.250% due 02/28/2015	(52,742)	136,700	136,700
					U.S. Treasury Notes 0.250% due 02/28/2015	(86,713)
GSC	0.090%	09/30/2013	10/01/2013	8,200	Fannie Mae 2.500% due 12/01/2027	(4,232)	8,200	8,200
					Fannie Mae 2.500% due 12/01/2027	(4,232)
JPS	0.090%	09/30/2013	10/01/2013	20,300	U.S. Treasury Notes 2.125% due 12/31/2015	(10,221)	20,300	20,300
					U.S. Treasury Notes 2.125% due 12/31/2015	(10,528)
	0.100%	09/30/2013	10/01/2013	24,000	Freddie Mac 2.205% due 12/05/2022	(12,465)	24,000	24,000
					Freddie Mac 2.205% due 12/05/2022	(12,465)
RYL	0.090%	09/30/2013	10/01/2013	50,000	Fannie Mae 5.000% due 03/15/2016	(51,015)	50,000	50,000
SSB	0.000%	09/30/2013	10/01/2013	681	Fannie Mae 2.200% due 10/17/2022	(699)	681	681
TDM	0.080%	09/30/2013	10/01/2013	11,300	U.S. Treasury Bonds 2.750% due 11/15/2042	(11,657)	11,300	11,300

Total Repurchase Agreements						$(411,908)	$403,081	$403,081

(1)	Includes accrued interest.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	65

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

As of September 30, 2013, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings while outstanding during the period ended September 30, 2013 was $38,809 at a weighted average interest rate of 0.166%.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of September 30, 2013:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
PIMCO CommoditiesPLUS® Strategy Fund
Global/Master Repurchase Agreement
BCY	$149,300	$0	$0	$0	$149,300	$(152,284)	$(2,984)
BOS	2,300	0	0	0	2,300	(2,347)	(47)
FOB	300	0	0	0	300	(308)	(8)
GRE	135,000	0	0	0	135,000	(137,729)	(2,729)
GSC	4,100	0	0	0	4,100	(4,232)	(132)
JPS	22,300	0	0	0	22,300	(22,993)	(693)
SSB	178	0	0	0	178	(183)	(5)

PIMCO Cayman Commodity Fund III, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
GRE	51,700	0	0	0	51,700	(52,742)	(1,042)
GSC	4,100	0	0	0	4,100	(4,232)	(132)
JPS	22,000	0	0	0	22,000	(22,686)	(686)
SSB	503	0	0	0	503	(516)	(13)
TDM	11,300	0	0	0	11,300	(11,657)	(357)

Total Borrowings and Other Financing Transactions	$403,081	$0	$0	$0

(2)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Call - NYMEX Brent Crude December Futures	$118.750	12/31/2013	201	$321	$78
Call - NYMEX Brent Crude November Futures	118.750	11/29/2013	201	321	34
Call - NYMEX Brent Crude October Futures	118.750	10/31/2013	201	321	2
Call - NYMEX Crude Oil December Futures	130.000	11/15/2013	321	125	13

Total Purchased Options				$1,088	$127

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - COMEX Gold 100 oz. December Futures	$1,200.000	10/28/2013	118	$(126)	$(45)
Put - COMEX Gold 100 oz. December Futures	1,250.000	10/28/2013	629	(685)	(522)
Call - COMEX Gold 100 oz. December Futures	1,460.000	10/28/2013	228	(351)	(50)
Call - COMEX Gold 100 oz. December Futures	1,500.000	10/28/2013	519	(546)	(62)
Call - NYMEX Brent Crude December Futures	140.000	11/11/2013	321	(128)	(3)
Call - NYMEX New York Harbor ULSD November Futures	3.300	11/29/2013	201	(403)	(34)
Call - NYMEX New York Harbor ULSD November Futures	3.300	12/31/2013	201	(403)	(100)
Call - NYMEX New York Harbor ULSD October Futures	3.300	10/31/2013	201	(403)	(1)
Call - NYMEX WTI Crude November Futures	112.000	10/17/2013	216	(121)	(11)
Put - NYMEX WTI-Brent Crude Spread December Futures	(11.000)	11/13/2013	718	(954)	(143)
Call - NYMEX WTI-Brent Crude Spread December Futures	(6.000)	11/13/2013	1,659	(2,137)	(2,737)
Call - NYMEX WTI-Brent Crude Spread December Futures	(2.000)	11/12/2014	471	(394)	(476)
Call - NYMEX WTI-Brent Crude Spread June Futures	(6.000)	05/14/2014	1,065	(2,014)	(2,066)

Total Written Options				$(8,665)	$(6,250)

66	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
01% Fuel Oil NWE Crack Spread Swap August Futures	Long	08/2014	18	$4	$0	$(1)
01% Fuel Oil NWE Crack Spread Swap December Futures	Long	12/2014	18	22	0	(3)
01% Fuel Oil NWE Crack Spread Swap July Futures	Long	07/2014	18	8	0	(2)
01% Fuel Oil NWE Crack Spread Swap November Futures	Long	11/2014	18	19	0	(4)
01% Fuel Oil NWE Crack Spread Swap October Futures	Long	10/2014	18	14	0	(3)
01% Fuel Oil NWE Crack Spread Swap September Futures	Long	09/2014	18	6	0	(1)
Brent Calendar Swap December Futures	Short	12/2013	112	213	25	0
Brent Calendar Swap November Futures	Short	11/2013	112	268	28	0
Brent Calendar Swap October Futures	Short	10/2013	13	15	3	0
Brent Crude December Futures	Short	11/2013	3,208	10,870	866	0
Brent Crude December Futures	Long	11/2014	673	(30)	135	0
Brent Crude June Futures	Long	05/2014	872	170	197	(1)
Brent Crude March Futures	Long	02/2014	1,549	(3,617)	0	(232)
Brent Crude March Futures	Short	02/2015	673	(10)	0	(175)
Brent Crude September Futures	Short	08/2014	1,814	268	0	(346)
Call Options Strike @ USD 118.000 on Brent Crude November Futures	Short	10/2013	312	185	4	0
Canola January Futures	Short	01/2014	1,484	113	89	(14)
Canola November Futures	Short	11/2013	3,164	4,813	142	(84)
Euro-Mill Wheat November Futures	Long	11/2013	4,547	(11,690)	692	(77)
Euro-Mill Wheat November Futures	Long	11/2014	207	(218)	14	(11)
Euro-Rapeseed February Futures	Long	02/2014	577	(53)	80	(126)
Euro-Rapeseed November Futures	Long	11/2013	1,287	(4,017)	307	(313)
Feed Wheat November Futures	Short	11/2013	401	1,622	0	(49)
Gas Oil Crack Spread Swap August Futures	Short	08/2014	18	15	24	0
Gas Oil Crack Spread Swap December Futures	Short	12/2014	18	3	23	0
Gas Oil Crack Spread Swap July Futures	Short	07/2014	18	21	24	0
Gas Oil Crack Spread Swap November Futures	Short	11/2014	18	4	23	0
Gas Oil Crack Spread Swap October Futures	Short	10/2014	18	7	23	0
Gas Oil Crack Spread Swap September Futures	Short	09/2014	18	10	23	0
Gas Oil December Futures	Long	12/2013	2,076	(5,971)	0	(2,464)
Gas Oil March Futures	Short	03/2014	2,076	5,747	2,284	0
Henry Hub Natural Gas Swap April Futures	Short	03/2014	448	570	53	0
Henry Hub Natural Gas Swap April Futures	Long	03/2016	944	(391)	0	(106)
Henry Hub Natural Gas Swap August Futures	Short	07/2014	441	447	53	0
Henry Hub Natural Gas Swap August Futures	Long	07/2016	938	(353)	0	(106)
Henry Hub Natural Gas Swap December Futures	Short	11/2014	300	136	40	0
Henry Hub Natural Gas Swap December Futures	Long	11/2016	793	(129)	0	(89)
Henry Hub Natural Gas Swap February Futures	Short	01/2014	320	366	33	0
Henry Hub Natural Gas Swap February Futures	Long	01/2016	794	(149)	0	(83)
Henry Hub Natural Gas Swap January Futures	Short	12/2013	300	340	31	0
Henry Hub Natural Gas Swap January Futures	Long	12/2015	797	(140)	0	(84)
Henry Hub Natural Gas Swap July Futures	Short	06/2014	441	464	53	0
Henry Hub Natural Gas Swap July Futures	Long	06/2016	938	(357)	0	(106)
Henry Hub Natural Gas Swap June Futures	Short	05/2014	448	514	54	0
Henry Hub Natural Gas Swap June Futures	Long	05/2016	944	(378)	0	(106)
Henry Hub Natural Gas Swap March Futures	Short	02/2014	300	355	31	0
Henry Hub Natural Gas Swap March Futures	Long	02/2016	797	(176)	0	(84)
Henry Hub Natural Gas Swap May Futures	Short	04/2014	441	530	53	0
Henry Hub Natural Gas Swap May Futures	Long	04/2016	938	(389)	0	(106)
Henry Hub Natural Gas Swap November Futures	Short	10/2014	312	271	41	0
Henry Hub Natural Gas Swap November Futures	Long	10/2016	804	(216)	0	(90)
Henry Hub Natural Gas Swap October Futures	Short	09/2014	441	432	53	0
Henry Hub Natural Gas Swap October Futures	Long	09/2016	934	(339)	0	(105)
Henry Hub Natural Gas Swap September Futures	Short	08/2014	448	464	54	0
Henry Hub Natural Gas Swap September Futures	Long	08/2016	940	(353)	0	(106)
High-Low Sulfur Fuel Oil Spread Swap December Futures	Long	12/2013	8	(42)	1	0
High-Low Sulfur Fuel Oil Spread Swap November Futures	Long	11/2013	8	(88)	0	(2)
High-Low Sulfur Fuel Oil Spread Swap October Futures	Long	10/2013	8	(139)	0	(2)
High-Low Sulfur Fuel Oil Spread Swap September Futures	Long	10/2013	8	(87)	0	0
Lean Hogs December Futures	Short	12/2013	16	7	10	0
Lean Hogs October Futures	Short	10/2013	173	(470)	66	0
Live Cattle December Futures	Long	12/2013	126	31	0	(5)
LLS vs. WTI Spread Calendar Swap October Futures	Long	10/2013	80	53	53	0
Natural Gas April Futures	Short	03/2014	9,591	36,868	4,508	0
Natural Gas May Futures	Long	04/2014	2,921	(9,251)	0	(1,402)
Natural Gas October Futures	Long	09/2014	6,670	(24,852)	0	(3,202)
New York Harbor ULSD December Futures	Long	11/2013	103	(52)	0	(52)
RBOB Calendar Swap December Futures	Long	12/2013	112	(447)	0	(114)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	67

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
RBOB Calendar Swap November Futures	Long	11/2013	112	$(580)	$0	$(127)
RBOB Calendar Swap October Futures	Long	10/2013	13	(56)	0	(17)
RBOB Gasoline December Futures	Short	11/2013	103	194	117	0
Soybean January Futures	Short	01/2014	100	467	182	0
Soybean May Futures	Long	05/2014	3,598	(4,920)	0	(4,453)
Soybean Meal December Futures	Short	12/2013	360	(1,615)	464	0
Soybean November Futures	Short	11/2013	3,754	11,243	6,945	0
Sugar No. 11 March Futures	Short	02/2014	874	(758)	0	(392)
Wheat December Futures	Short	12/2013	1,485	1,283	334	0
Wheat December Futures	Short	12/2014	76	324	27	0
White Sugar March Futures	Long	02/2014	874	513	341	0
WTI Crude August Futures	Long	07/2014	976	(682)	0	(29)
WTI Crude December Futures	Long	11/2013	1,659	(4,615)	0	(730)
WTI Crude December Futures	Short	11/2013	125	(64)	0	(64)
WTI Crude December Futures	Short	11/2014	3,171	(1,623)	0	(286)
WTI Crude December Futures	Short	11/2015	645	334	0	(200)
WTI Crude December Futures	Long	11/2016	29	(0)	12	(5)
WTI Crude December Futures	Long	11/2017	53	13	20	(1)
WTI Crude February Futures	Long	01/2015	1,249	699	187	0
WTI Crude July Futures	Long	06/2014	35	36	0	(2)
WTI Crude June Futures	Short	05/2014	1,918	(1,354)	194	(152)
WTI Crude June Futures	Short	05/2015	645	387	0	(161)
WTI Crude March Futures	Long	02/2015	673	(57)	121	0
WTI Crude May Futures	Long	04/2014	523	1,029	0	(84)
WTI Crude November Futures	Long	10/2013	125	71	71	0
WTI Crude October Futures	Long	09/2014	1,249	1,253	37	0
WTI Crude September Futures	Long	08/2014	1,814	(483)	156	(1)
WTI Crude September Futures	Short	08/2014	488	365	0	0
WTI Crude September Futures	Long	08/2015	1,290	(744)	361	0
WTI-Brent Calendar Swap October Futures	Short	10/2013	80	(32)	0	(32)

Total Futures Contracts				$2,489	$19,762	$(16,592)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Pay	3-Month USD-LIBOR	1.600%	07/05/2018	$ 240,100	$(4,389)	$(3,561)	$41	$0
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY 8,360,000	(1,192)	102	0	(82)

Total Swap Agreements					$(5,581)	$(3,459)	$41	$(82)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2013:

(g)	Securities with an aggregate market value of $46,935 and cash of $38,171 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset (1)		Total	Market Value	Variation Margin Liability (1)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
PIMCO CommoditiesPLUS® Strategy Fund (2)	$0	$15	$41	$56	$(3,491)	$0	$(82)	$(3,573)
PIMCO Cayman Commodity Fund III, Ltd. (Subsidiary) (2)	127	19,762	0	19,889	(2,759)	(22,644)	0	(25,403)

Total Exchange-Traded or Centrally Cleared	$127	$19,777	$41	$19,945	$(6,250)	$(22,644)	$(82)	$(28,976)

(1)	Unsettled variation margin asset of $15 and liability of $(6,052) for closed exchange-traded and centrally cleared derivatives is outstanding at period end.
(2)

The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

68	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	10/2013		BRL	125,492	$		56,275	$0	$(348)
	10/2013	$		53,137		BRL	125,492	3,486	0
	10/2013			4,310		EUR	3,218	43	0

BRC	11/2013			1,014			749	0	(1)

CBK	10/2013			107,465			80,586	1,556	0
	12/2013		EUR	66,807	$		88,645	0	(1,752)
	12/2013	$		1,131		EUR	847	15	0

DUB	10/2013		AUD	8,585	$		7,649	0	(360)

FBF	11/2013		BRL	119,539			51,486	0	(2,031)
	12/2013	$		36,927		GBP	23,527	1,141	0

GLM	10/2013		EUR	81,459	$		110,230	29	0
	11/2013	$		110,240		EUR	81,459	0	(29)

HUS	10/2013		EUR	2,345	$		3,111	0	(62)
	10/2013		NZD	4,729			3,661	0	(267)
	11/2013			4,707			3,888	0	(13)

JPM	10/2013		BRL	28,644			12,845	0	(79)
	10/2013	$		12,392		BRL	28,644	532	0
	12/2013			1,115		CAD	1,150	0	(1)
	12/2013			8,081		MXN	107,136	54	0

MSC	10/2013		BRL	154,136	$		67,976	0	(1,570)
	10/2013	$		69,119		BRL	154,136	427	0
	11/2013			67,499			154,136	1,506	0
	12/2013			17,989		EUR	13,473	242	0

RBC	12/2013		CAD	54,081	$		52,335	0	(61)

RYL	12/2013		GBP	6,386			9,975	0	(359)

UAG	11/2013		AUD	8,578			7,982	0	(2)

Total Forward Foreign Currency Contracts								$9,031	$(6,935)

PURCHASED OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
BOA	Call - OTC Brent Crude November Futures	$	117.000	11/29/2013	$38,300	$417	$134

DUB	Call - OTC WTI Crude December Futures		130.000	11/15/2013	29,100	2,095	12

FBF	Call - OTC WTI Crude December Futures		120.000	11/17/2014	25,000	2,000	162

GST	Call - OTC Brent Crude December Futures		118.750	12/31/2013	6,000	87	23
	Call - OTC Brent Crude November Futures		118.750	11/29/2013	6,000	87	10
	Call - OTC Brent Crude October Futures		118.750	10/31/2013	6,000	87	1
	Call - OTC Gasoline December Futures		305.000	11/29/2013	4,452	228	15

JPM	Call - OTC Brent Crude December Futures		118.750	12/31/2013	2,200	30	9
	Call - OTC Brent Crude November Futures		118.750	11/29/2013	2,200	30	4
	Call - OTC Brent Crude October Futures		118.750	10/31/2013	2,200	30	0
	Call - OTC WTI Crude December Futures		130.000	11/15/2013	4,900	342	2

MYC	Call - OTC Brent Crude November Futures		120.000	11/29/2013	21,400	181	38

SOG	Call - OTC WTI Crude December Futures		130.000	11/17/2014	16,500	1,320	56

UAG	Call - OTC WTI Crude December Futures		130.000	11/15/2013	25,000	1,870	10

Total Purchased Options						$8,804	$476

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	69

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Call - OTC Gasoline December Futures	$	305.000	11/29/2013	$16,086	$(603)	$(55)

DUB	Call - OTC Brent Crude December Futures		140.000	11/11/2013	29,100	(1,696)	(15)
	Put - OTC Sugar No. 11 October Futures		14.000	09/15/2014	38,304	(73)	(23)

FBF	Call - OTC Brent Crude December Futures		126.000	11/10/2014	25,000	(2,075)	(223)

GST	Call - OTC Brent Crude December Futures		117.000	11/29/2013	10,600	(307)	(37)
	Call - OTC New York Harbor ULSD December Futures		3.300	11/29/2013	2,520	(107)	(10)
	Call - OTC New York Harbor ULSD December Futures		3.300	12/31/2013	2,520	(107)	(10)
	Call - OTC New York Harbor ULSD October Futures		3.300	10/31/2013	2,520	(107)	0

JPM	Call - OTC Brent Crude December Futures		140.000	11/11/2013	4,900	(353)	(2)
	Call - OTC New York Harbor ULSD December Futures		3.300	11/29/2013	924	(37)	(4)
	Call - OTC New York Harbor ULSD January Futures		3.300	12/31/2013	924	(37)	(11)
	Call - OTC New York Harbor ULSD November Futures		3.300	10/31/2013	924	(37)	0

MAC	Put - OTC WTI-Brent Crude Spread December Futures		(11.000)	11/13/2013	25,000	(325)	(50)

MYC	Call - OTC Gasoline December Futures		311.000	11/29/2013	8,988	(270)	(19)

SOG	Call - OTC Brent Crude December Futures		140.000	11/10/2014	16,500	(1,336)	(61)

UAG	Call - OTC Brent Crude December Futures		140.000	11/11/2013	25,000	(1,940)	(12)

						$(9,410)	$(532)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.900%	10/18/2013	$	304,400	$(1,081)	$(145)

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.900%	10/18/2013		252,300	(927)	(121)

								$(2,008)	$(266)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BPS	Put - OTC NRCAL16 Index	4.150	11/22/2013	$603,000	$(551)	$(531)
	Call - OTC NRCAL16 Index	4.300	11/25/2013	348,000	(252)	(170)

DUB	Put - OTC GOLDLNPM versus PLTMLNPM Index Spread	0.000	03/04/2014	1,060	(901)	(317)

GST	Put - OTC GOLDLNPM versus PLTMLNPM Index Spread	(3.000)	03/03/2014	2,205	(1,852)	(730)

MYC	Put - OTC NRCAL16 Index	4.150	11/22/2013	261,000	(183)	(230)
	Call - OTC NRCAL16 Index	4.300	11/25/2013	516,000	(309)	(253)
	Put - OTC NRCAL16 Index	4.200	12/03/2013	156,000	(125)	(193)

					$(4,173)	$(2,424)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount	Premiums (Received)	Market Value
BPS	Floor - OTC YOY CPURNSA Index	0.000	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/01/2018	$12,800	$(110)	$(66)

CBK	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	900	(12)	(1)

DUB	Floor - OTC CPURNSA Index	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	10,000	(98)	(13)
	Floor - OTC YOY CPURNSA Index	0.000	Maximum of [(1 + 0.000%) - (Final Index/Initial Index)] or 0	01/22/2018	16,000	(155)	(98)
	Floor - OTC YOY CPURNSA Index	231.317	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	01/11/2018	17,000	(168)	(108)

						$(543)	$(286)

Total Written Options						$(16,134)	$(3,508)

(1)	YOY options may have a series of expirations.

70	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2013:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in JPY		Premiums
Balance at 03/31/2013	3,122	$1,527,137	EUR	199,400	JPY	0	$(30,818)
Sales	19,558	3,795,273		0		3,740,000	(21,894)
Closing Buys	(3,735)	(959,430)		(35,000)		0	16,839
Expirations	(4,321)	(567,190)		(164,400)		(3,740,000)	4,673
Exercised	(8,077)	(1,085,315)		0		0	6,401

Balance at 09/30/2013	6,547	$2,710,475	EUR	0	JPY	0	$(24,799)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
AZD	Receive	Euro-Mill Wheat November Futures	$3.048	10/15/2013	8,150	$0	$(354)	$0	$(354)
	Receive	Euro-Mill Wheat November Futures	3.070	10/15/2013	4,350	0	(198)	0	(198)
	Pay	Wheat December Futures	6.485	11/22/2013	459,250	0	(138)	0	(138)

BOA	Receive	BRENT 4Q13 Index	105.110	12/31/2013	37,500	0	70	70	0
	Pay	LLS BRT 2H13 Index	2.700	12/31/2013	85,500	0	(47)	0	(47)
	Pay	RBOB 4Q13 Index	2.630	12/31/2013	1,575,000	0	24	24	0
	Receive	RBOBCO V3 Index	7.100	10/31/2013	50,000	0	(230)	0	(230)

CBK	Receive	GOCO 2H13 Index	15.680	12/31/2013	37,500	0	(17)	0	(17)
	Receive	GOCO 2H13 Index	15.700	12/31/2013	37,500	0	(18)	0	(18)
	Pay	GOCO CAL14 Index	17.450	12/31/2014	69,900	0	50	50	0
	Pay	GOCO CAL14 Index	17.760	12/31/2014	89,100	0	91	91	0
	Pay	GOCO CAL14 Index	17.880	12/31/2014	48,000	0	55	55	0
	Pay	HSFOCO CAL14 Index	10.750	12/31/2014	89,100	0	142	142	0
	Pay	HSFOCO CAL14 Index	10.450	12/31/2014	69,900	0	132	132	0
	Pay	HSFOCO CAL14 Index	10.100	12/31/2014	48,000	0	107	107	0
	Pay	JETNWE 1Q14 Index	972.000	03/31/2014	7,050	0	2	2	0
	Receive	LSFOCO 2H13 Index	8.260	12/31/2013	37,500	0	(154)	0	(154)
	Receive	LSFOCO 2H13 Index	8.180	12/31/2013	37,500	0	(157)	0	(157)
	Pay	RBOBCO 4Q13 Index	5.350	12/31/2013	150,000	0	375	375	0
	Receive	ULSDNWE 1Q14 Index	913.500	03/31/2014	7,500	0	43	43	0

DUB	Pay	CBOT Wheat March Futures	6.850	02/21/2014	1,250,000	0	(25)	0	(25)
	Receive	GOCO 2H13 Index	15.300	12/31/2013	13,500	0	(1)	0	(1)
	Pay	GOCO 2H13 Index	16.050	12/31/2013	6,000	0	5	5	0
	Pay	GOCO 2H13 Index	17.900	12/31/2013	117,000	0	313	313	0
	Pay	GOCO CAL14 Index	16.970	12/31/2014	75,000	0	17	17	0
	Pay	GOCO CAL14 Index	17.180	12/31/2014	12,000	0	5	5	0
	Pay	HSFOCO CAL14 Index	9.880	12/31/2014	12,000	0	29	29	0
	Pay	HSFOCO CAL14 Index	9.570	12/31/2014	75,000	0	207	207	0
	Receive	LSFOCO 2H13 Index	7.700	12/31/2013	13,500	0	(63)	0	(63)
	Pay	LSFOCO 2H13 Index	6.550	12/31/2013	6,000	0	35	35	0
	Pay	LSFOCO 2H13 Index	6.300	12/31/2013	117,000	0	710	710	0
	Receive	NGCAL19 Index	7.200	12/31/2019	660,000	0	(1,485)	0	(1,485)
	Receive	Spring Wheat March Futures	7.330	02/21/2014	1,250,000	0	62	62	0

FBF	Pay	JETNWE CAL14 Index	965.000	12/31/2014	39,480	0	161	161	0
	Receive	ULSDNWE CAL14 Index	906.000	12/31/2014	42,000	0	103	103	0

GST	Pay	GOCO CAL14 Index	17.700	12/31/2014	48,000	0	46	46	0
	Pay	GOCO CAL14 Index	18.000	12/31/2014	82,800	0	104	104	0
	Pay	HSFOCO CAL14 Index	11.000	12/31/2014	82,800	0	111	111	0
	Pay	HSFOCO CAL14 Index	10.100	12/31/2014	48,000	0	107	107	0

JPM	Receive	BRTDUBAI 2H13 Index	2.320	12/31/2013	114,000	0	105	105	0
	Receive	BRTDUBAI 2H13 Index	2.350	12/31/2013	114,000	0	102	102	0

MYC	Pay	BRTDUBAI 2H13 Index	2.800	12/31/2013	120,000	0	(53)	0	(53)
	Pay	BRTDUBAI 2H13 Index	2.850	12/31/2013	108,000	0	(42)	0	(42)
	Receive	GOCO 2H13 Index	15.200	12/31/2013	15,000	0	0	0	0
	Pay	GOCO 2H13 Index	18.100	12/31/2013	45,000	0	130	130	0
	Pay	GOCO CAL14 Index	17.350	12/31/2014	54,900	0	34	34	0
	Pay	GOCO CAL14 Index	17.900	12/31/2014	25,200	0	29	29	0
	Receive	GOCO V3 Index	16.300	10/31/2013	10,750	0	(14)	0	(14)
	Pay	HSFOCO CAL14 Index	10.900	12/31/2014	25,200	0	36	36	0
	Pay	HSFOCO CAL14 Index	10.350	12/31/2014	54,900	0	109	109	0
	Pay	LLS BRT 2H13 Index	2.600	12/31/2013	88,500	0	(40)	0	(40)
	Receive	LLS BRT CAL13 Index	3.800	12/31/2013	54,000	0	89	89	0
	Receive	LLS BRT CAL13 Index	3.750	12/31/2013	120,000	0	192	192	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	71

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
MYC	Receive	LSFOCO 2H13 Index	$14.700	10/31/2013	10,750	$0	$17	$17	$0
	Receive	LSFOCO 2H13 Index	7.700	12/31/2013	15,000	0	(70)	0	(70)
	Pay	LSFOCO 2H13 Index	7.100	12/31/2013	45,000	0	237	237	0
	Receive	LSHSFO CAL15 Index	15.750	12/31/2015	36,000	0	45	45	0
	Pay	RBOBCO 4Q13 Index	5.300	12/31/2013	150,000	0	368	368	0
	Receive	RBOBCO V3 Index	7.000	10/31/2013	50,000	0	(225)	0	(225)

						$0	$1,268	$4,599	$(3,331)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2013 (3)	Notional Amount (4)	Premiums Paid	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
DUB	BP Capital Markets America, Inc.	1.000%	12/20/2013	0.154%	$ 1,800	$16	$(12)	$4	$0

FBF	United Kingdom Gilt	1.000%	12/20/2015	0.111%	3,300	77	(11)	66	0

GST	SLM Corp.	5.000%	03/20/2016	1.688%	300	1	24	25	0

						$94	$1	$95	$0

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	8.860%	01/02/2017	BRL	67,200	$57	$(1,321)	$0	$(1,264)
	Pay	1-Year BRL-CDI	11.470%	01/02/2017		180,800	237	230	467	0

BPS	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2021	EUR	5,500	(11)	37	26	0
	Pay	1-Year BRL-CDI	9.120%	01/02/2017	BRL	35,700	0	(684)	0	(684)
	Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022	$	20,900	127	(451)	0	(324)

GLM	Pay	1-Year BRL-CDI	9.095%	01/02/2017	BRL	31,800	0	(618)	0	(618)

HUS	Pay	1-Year BRL-CDI	8.320%	01/02/2017		111,000	103	(3,131)	0	(3,028)

							$513	$(5,938)	$493	$(5,918)

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive	Underlying Reference	# of Units	Financing Rate	Notional Amount	Maturity Date	Swap Agreements, at Value
							Asset	Liability
BOA	Receive	DWRTFT Index	2	1-Month USD-LIBOR plus a specified spread	$14	12/31/2013	$0	$0
	Receive	DWRTFT Index	81	1-Month USD-LIBOR plus a specified spread	506	04/29/2014	16	0

CIB	Receive	CSIXTR Index	140,491	3-Month U.S. Treasury Bill rate plus a specified spread	821,924	02/18/2014	0	(8,616)

FBF	Receive	CSIXTR Index	234,480	3-Month U.S. Treasury Bill rate plus a specified spread	1,371,796	02/18/2014	0	(14,381)
	Pay	DJUBSHG Index	18,947	0.000%	6,239	02/18/2014	0	(196)
	Receive	SPGCICP Index	10,141	0.000%	6,298	02/18/2014	193	0

GLM	Receive	CSIXTR Index	121,066	3-Month U.S. Treasury Bill rate plus a specified spread	709,595	10/18/2013	0	(8,716)

JPM	Receive	CSIXTR Index	289,728	3-Month U.S. Treasury Bill rate plus a specified spread	1,695,013	02/18/2014	0	(17,770)
	Pay	DJUBSCOT Index	175,973	3-Month U.S. Treasury Bill rate plus a specified spread	240,153	02/18/2014	3,466	0
	Receive	DJUBSF1T Index	1,083,000	3-Month U.S. Treasury Bill rate plus a specified spread	523,569	02/18/2014	0	(5,394)
	Pay	DJUBSTR Index	3,600,440	3-Month U.S. Treasury Bill rate plus a specified spread	934,215	02/18/2014	12,981	0
	Receive	JMABDCO1 Index	373,812	3-Month U.S. Treasury Bill rate plus a specified spread	244,870	02/18/2014	0	(3,787)
	Receive	JMABNIC0 Index	60,381	3-Month U.S. Treasury Bill rate plus a specified spread	42,432	02/18/2014	0	(603)
	Receive	JMABNICP Index	225,833	3-Month U.S. Treasury Bill rate plus a specified spread	154,646	02/18/2014	0	(2,398)
	Receive	JMCU3A3T Index	37,551	3-Month U.S. Treasury Bill rate plus a specified spread	14,378	02/18/2014	0	(123)
	Receive	JMCU3A5T Index	1,530,650	3-Month U.S. Treasury Bill rate plus a specified spread	195,951	02/18/2014	0	(1,046)

72	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

Counterparty	Pay/Receive	Underlying Reference	# of Units	Financing Rate	Notional Amount	Maturity Date	Swap Agreements, at Value
							Asset	Liability
SOG	Receive	CSIXTR Index	136,421	3-Month U.S. Treasury Bill rate plus a specified spread	$ 798,110	02/18/2014	$0	$(8,364)
	Receive	DJUBSF3T Index	149,237	3-Month U.S. Treasury Bill rate plus a specified spread	83,843	02/18/2014	0	(648)
	Pay	DJUBSTR Index	304,250	3-Month U.S. Treasury Bill rate plus a specified spread	78,945	02/18/2014	1,097	0

							$17,753	$(72,042)

VARIANCE SWAPS

Counterparty	Pay/Receive Variance	Reference Entity	Variance Strike Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	GOLDLNPM Index	4.537%	08/06/2014	$	23,470	$0	$137	$137	$0
	Pay	S&P 500 Index	7.453%	12/20/2013		12,200	0	713	713	0

DUB	Pay	CBOT Corn December Futures	8.123%	11/22/2013		5,263	0	13	13	0
	Pay	CBOT Corn December Futures	8.640%	11/22/2013		11,905	0	60	60	0
	Receive	CBOT Wheat December Futures	7.701%	11/22/2013		5,405	0	(217)	0	(217)
	Receive	CBOT Wheat December Futures	8.210%	11/22/2013		12,216	0	(533)	0	(533)
	Pay	GOLDLNPM Index	8.851%	06/04/2014		12,310	0	561	561	0
	Receive	LME Copper June Futures	11.056%	06/04/2014		11,000	0	(780)	0	(780)
	Receive	LME Copper March Futures	4.840%	03/04/2014		12,056	0	(99)	0	(99)
	Receive	LME Copper March Futures	5.063%	03/04/2014		6,600	0	(72)	0	(72)
	Pay	Primary Aluminum March Futures	3.803%	03/04/2014		13,613	0	63	63	0
	Pay	Primary Aluminum March Futures	4.000%	03/04/2014		7,550	0	51	51	0

GST	Pay	GOLDLNPM Index	3.610%	11/29/2013		9,380	0	(128)	0	(128)
	Pay	GOLDLNPM Index	5.063%	08/06/2014		22,250	0	(14)	0	(14)
	Pay	GOLDLNPM Index	5.176%	08/06/2014		22,870	0	12	12	0
	Pay	ICE Brent Crude December Futures	6.401%	11/11/2013		11,220	0	314	314	0
	Pay	ICE Brent Crude December Futures	6.554%	11/11/2013		23,120	0	671	671	0
	Receive	London Silver Market Fixing Ltd.	9.000%	11/29/2013		5,990	0	113	113	0
	Receive	NYMEX WTI Crude December Futures	6.708%	11/15/2013		21,520	0	(524)	0	(524)
	Receive	NYMEX WTI Crude December Futures	6.812%	11/15/2013		11,760	0	(292)	0	(292)
	Pay	S&P 500 Index	7.290%	12/20/2013		14,000	0	795	795	0

JPM	Pay	GOLDLNPM Index	2.873%	11/27/2013		20,660	0	(625)	0	(625)
	Pay	GOLDLNPM Index	7.563%	09/30/2014		9,110	0	214	214	0

MYC	Pay	GOLDLNPM Index	3.706%	11/27/2013		17,346	0	(223)	0	(223)
	Pay	GOLDLNPM Index	5.406%	04/21/2016		63,817	0	(790)	0	(790)
	Receive	London Silver Market Fixing Ltd.	9.000%	11/27/2013		11,130	0	199	199	0
	Receive	London Silver Market Fixing Ltd.	9.151%	04/21/2016		49,045	0	905	905	0

SOG	Pay	GOLDLNPM Index	3.460%	11/27/2013		6,850	0	(105)	0	(105)
	Pay	GOLDLNPM Index	3.516%	11/27/2013		6,850	0	(101)	0	(101)
	Pay	GOLDLNPM Index	3.441%	11/29/2013		20,030	0	(306)	0	(306)
	Receive	London Silver Market Fixing Ltd.	8.703%	11/27/2013		4,300	0	90	90	0
	Receive	London Silver Market Fixing Ltd.	8.762%	11/27/2013		4,300	0	87	87	0
	Receive	London Silver Market Fixing Ltd.	8.732%	11/29/2013		12,530	0	269	269	0

							$0	$458	$5,267	$(4,809)

Total Swap Agreements							$607	$(58,500)	$28,207	$(86,100)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2013:

(i)	Securities with an aggregate market value of $37,317 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures (5)
PIMCO CommoditiesPLUS® Strategy Fund
BOA	$3,486	$0	$483	$3,969	$(348)	$(55)	$(1,264)	$(1,667)	$2,302	$(1,640)	$662
BPS	0	0	26	26	0	(66)	(1,008)	(1,074)	(1,048)	923	(125)
CBK	15	0	0	15	(1,752)	(1)	0	(1,753)	(1,738)	1,822	84
DUB	0	0	3	3	(360)	(234)	0	(594)	(591)	776	185
FBF	1,141	0	66	1,207	(2,031)	(223)	0	(2,254)	(1,047)	232	(815)
GLM	0	0	0	0	0	(145)	(618)	(763)	(763)	820	57
GST	0	0	26	26	0	(20)	0	(20)	6	0	6
HUS	0	0	0	0	(280)	0	(3,028)	(3,308)	(3,308)	3,136	(172)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	73

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures (5)
JPM	$586	$0	$0	$586	$(79)	$(17)	$0	$(96)	$490	$(550)	$(60)
MSC	2,175	0	0	2,175	(1,570)	0	0	(1,570)	605	(300)	305
MYC	0	0	0	0	0	(140)	0	(140)	(140)	(1,268)	(1,408)
SOG	0	56	0	56	0	(61)	0	(61)	(5)	0	(5)
UAG	0	10	0	10	(2)	(12)	0	(14)	(4)	(10)	(14)

PIMCO Cayman Commodity Fund III, Ltd. (Subsidiary)
AZD	0	0	0	0	0	0	(690)	(690)	(690)	673	(17)
BOA	43	134	94	271	0	0	(277)	(277)	(6)	0	(6)
BPS	0	0	137	137	0	(701)	0	(701)	(564)	382	(182)
BRC	0	0	713	713	(1)	0	0	(1)	712	(640)	72
CBK	1,556	0	997	2,553	0	0	(346)	(346)	2,207	(2,059)	148
CIB	0	0	0	0	0	0	(8,616)	(8,616)	(8,616)	4,171	(4,445)
DUB	0	12	2,132	2,144	0	(340)	(3,275)	(3,615)	(1,471)	1,140	(331)
FBF	0	162	457	619	0	0	(14,577)	(14,577)	(13,958)	7,402	(6,556)
GLM	29	0	0	29	(29)	0	(8,716)	(8,745)	(8,716)	5,114	(3,602)
GST	0	49	2,272	2,321	0	(767)	(958)	(1,725)	596	(2,830)	(2,234)
HUS	0	0	0	0	(62)	0	0	(62)	(62)	0	(62)
JPM	0	15	16,868	16,883	(1)	0	(31,746)	(31,747)	(14,864)	6,313	(8,551)
MAC	0	0	0	0	0	(50)	0	(50)	(50)	0	(50)
MYC	0	38	2,390	2,428	0	(676)	(1,457)	(2,133)	295	(1,839)	(1,544)
RBC	0	0	0	0	(61)	0	0	(61)	(61)	0	(61)
RYL	0	0	0	0	(359)	0	0	(359)	(359)	261	(98)
SOG	0	0	1,543	1,543	0	0	(9,524)	(9,524)	(7,982)	3,871	(4,111)

Total Over the Counter	$9,031	$476	$28,207	$37,714	$(6,935)	$(3,508)	$(86,100)	$(96,543)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default . Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$127	$0	$0	$0	$0	$127
Futures	19,762	0	0	0	15	19,777
Swap Agreements	0	0	0	0	41	41

	$19,889	$0	$0	$0	$56	$19,945

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,031	$0	$9,031
Purchased Options	476	0	0	0	0	476
Swap Agreements	26,095	95	1,524	0	493	28,207

	$26,571	$95	$1,524	$9,031	$493	$37,714

	$46,460	$95	$1,524	$9,031	$549	$57,659

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$6,250	$0	$0	$0	$0	$6,250
Futures	22,644	0	0	0	0	22,644
Swap Agreements	0	0	0	0	82	82

	$28,894	$0	$0	$0	$82	$28,976

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,935	$0	$6,935
Written Options	2,956	0	0	0	552	3,508
Swap Agreements	72,042	0	8,140	0	5,918	86,100

	$74,998	$0	$8,140	$6,935	$6,470	$96,543

	$103,892	$0	$8,140	$6,935	$6,552	$125,519

74	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

The Effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the Period Ended September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(977)	$0	$0	$0	$0	$(977)
Written Options	4,265	0	0	0	(561)	3,704
Futures	(9,928)	0	0	0	1,916	(8,012)
Swap Agreements	0	0	0	0	(7,174)	(7,174)

	$(6,640)	$0	$0	$0	$(5,819)	$(12,549)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,708)	$0	$(1,708)
Purchased Options	3,716	0	0	237	0	3,953
Written Options	(3,686)	0	0	858	3,373	545
Swap Agreements	(48,768)	196	1,204	0	14	(47,354)

	$(48,738)	$196	$1,204	$(613)	$3,387	$(44,564)

	$(55,378)	$196	$1,204	$(613)	$(2,432)	$(57,023)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$740	$0	$0	$0	$0	$740
Written Options	403	0	0	0	(19)	384
Futures	24,444	0	0	0	(149)	24,295
Swap Agreements	0	0	0	0	(3,459)	(3,459)

	$25,587	$0	$0	$0	$(3,627)	$21,960

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,658	$0	$2,658
Purchased Options	(1,247)	0	0	84	0	(1,163)
Written Options	1,060	0	0	(584)	(976)	(500)
Swap Agreements	(54,211)	(240)	(299)	0	(5,622)	(60,372)

	$(54,398)	$(240)	$(299)	$2,158	$(6,598)	$(59,377)

	$(28,811)	$(240)	$(299)	$2,158	$(10,225)	$(37,417)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$199,540	$4,034	$203,574
Industrials	0	4,702	416	5,118
Utilities	0	11,807	0	11,807
U.S. Government Agencies	0	571,011	7,652	578,663
U.S. Treasury Obligations	0	626,564	0	626,564
Mortgage-Backed Securities	0	154,244	0	154,244
Asset-Backed Securities	0	178,653	0	178,653
Sovereign Issues	0	80,390	0	80,390
Exchange-Traded Funds	25,457	0	0	25,457
Short-Term Instruments
Certificates of Deposit	0	30,130	0	30,130
Commercial Paper	0	78,115	0	78,115
Repurchase Agreements	0	403,081	0	403,081
Short-Term Notes	0	468,231	0	468,231
U.S. Treasury Bills	0	1,367,686	0	1,367,686
	$25,457	$4,174,154	$12,102	$4,211,713

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,352,232	$0	$0	$1,352,232

Total Investments	$1,377,689	$4,174,154	$12,102	$5,563,945

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	19,889	41	0	19,930
Over the counter	0	37,527	187	37,714
	$19,889	$37,568	$187	$57,644

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(22,842)	(82)	0	(22,924)
Over the counter	0	(93,722)	(2,821)	(96,543)
	$(22,842)	$(93,804)	$(2,821)	$(119,467)

Totals	$1,374,736	$4,117,918	$9,468	$5,502,122

Assets and liabilities valued at $134 transferred from Level 2 to Level 1 during the period ended September 30, 2013.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	75

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

September 30, 2013 (Unaudited)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2013:

Category and Subcategory	Beginning Balance at 03/31/2013	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2013 (2)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$4,039	$0	$0	$(12)	$0	$7	$0	$0	$4,034	$7
Industrials	459	0	(23)	0	0	(20)	0	0	416	(17)
U.S. Government Agencies	1,718	6,054	(194)	(6)	(12)	92	0	0	7,652	93
Asset-Backed Securities	6,990	0	(5,129)	4	46	25	0	(1,936)	0	0

	$13,206	$6,054	$(5,346)	$(14)	$34	$104	$0	$(1,936)	$12,102	$83

Financial Derivative Instruments - Assets
Over the counter	$94	$826	$0	$0	$(94)	$(639)	$0	$0	$187	$(639)

Financial Derivative Instruments - Liabilities
Over the counter	$(16,088)	$0	$(2,601)	$0	$0	$15,868	$0	$0	$(2,821)	$3,603

Totals	$(2,788)	$6,880	$(7,947)	$(14)	$(60)	$15,333	$0	$(1,936)	$9,468	$3,047

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$4,034	Benchmark Pricing	Base Price	100.88
Industrials	416	Third Party Vendor	Broker Quote	109.50
U.S. Government Agencies	6,008	Benchmark Pricing	Base Price	110.50
	1,644	Third Party Vendor	Broker Quote	100.94

Financial Derivative Instruments - Assets
Over the counter	187	Indicative Market Quotation	Broker Quote	0.18-0.35

Financial Derivative Instruments - Liabilities
Over the counter	(2,821)	Indicative Market Quotation	Broker Quote	0.05-33.09

Total	$9,468

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

76	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund

September 30, 2013 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 72.5%

CORPORATE BONDS & NOTES 1.4%

BANKING & FINANCE 1.2%
Ally Financial, Inc.
7.500% due 12/31/2013		$2,100	$2,134
Banco Santander Chile
1.866% due 01/19/2016		1,100	1,108
BNP Paribas S.A.
1.169% due 01/10/2014		250	251
Export-Import Bank of India
2.398% due 03/30/2016		3,000	2,940
Intesa Sanpaolo SpA
3.125% due 01/15/2016		800	799

			7,232

UTILITIES 0.2%
Tokyo Electric Power Co., Inc.
4.500% due 03/24/2014	EUR	1,000	1,359

Total Corporate Bonds & Notes (Cost $8,598)			8,591

U.S. GOVERNMENT AGENCIES 0.1%
Fannie Mae
4.118% due 02/25/2018 (a)		$5,342	752

Total U.S. Government Agencies (Cost $783)			752

U.S. TREASURY OBLIGATIONS 59.5%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2016		741	761
0.125% due 04/15/2017		22,112	22,819
0.125% due 04/15/2018		81,852	84,391
0.125% due 01/15/2022		206	204
0.125% due 07/15/2022 (g)(h)		57,747	56,939
0.125% due 01/15/2023		58,089	56,555
0.375% due 07/15/2023		1,706	1,699
0.625% due 07/15/2021 (h)		4,146	4,319
0.625% due 02/15/2043		1,016	834
0.750% due 02/15/2042		258	222
1.125% due 01/15/2021		28,725	30,950
1.250% due 07/15/2020		643	704
1.375% due 01/15/2020		1,080	1,186
1.625% due 01/15/2015		3,425	3,543
1.750% due 01/15/2028		5,352	6,003
1.875% due 07/15/2015		600	634
1.875% due 07/15/2019		23,521	26,670
2.000% due 01/15/2014 (h)(j)		3,034	3,050
2.000% due 07/15/2014 (h)		3,718	3,814
2.125% due 01/15/2019		762	865
2.375% due 01/15/2025 (h)(j)		2,231	2,666
2.375% due 01/15/2027		4,037	4,864
2.500% due 01/15/2029		7,507	9,241
3.875% due 04/15/2029		2,842	4,081
U.S. Treasury Notes
0.125% due 07/31/2014		100	100
0.250% due 01/31/2014		2,638	2,640
0.250% due 02/28/2014		100	100
0.250% due 03/31/2014 (h)		9,808	9,818
0.250% due 04/30/2014		3,300	3,304
0.250% due 05/31/2014		2,700	2,703
0.250% due 06/30/2014		200	200
0.250% due 08/31/2014		1,700	1,702
0.250% due 09/15/2014		7,600	7,611
0.375% due 06/30/2015 (h)(j)		1,810	1,813
0.500% due 08/15/2014		700	702

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.625% due 07/15/2014		$4,900	$4,921
0.750% due 06/15/2014		300	301
1.000% due 01/15/2014		400	401
1.000% due 05/15/2014		2,700	2,715
1.250% due 02/15/2014		1,296	1,302
1.250% due 03/15/2014 (h)		904	909
1.250% due 04/15/2014		400	403
1.750% due 01/31/2014		100	101
1.750% due 03/31/2014		300	303
1.875% due 02/28/2014		1,100	1,108
2.250% due 05/31/2014		1,000	1,014

Total U.S. Treasury Obligations (Cost $376,708)			371,185

MORTGAGE-BACKED SECURITIES 0.6%
Banc of America Commercial Mortgage Trust
5.857% due 06/10/2049		300	334
Bear Stearns Adjustable Rate Mortgage Trust
5.236% due 03/25/2035		228	218
Commercial Mortgage Pass-Through Certificates
2.365% due 02/10/2029		500	511
Countrywide Alternative Loan Trust
6.000% due 04/25/2037		504	390
GSR Mortgage Loan Trust
6.000% due 11/25/2035 ^		1,136	1,061
LB-UBS Commercial Mortgage Trust
5.424% due 02/15/2040		300	333
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.378% due 08/12/2048		300	330
Wells Fargo Mortgage-Backed Securities Trust
2.630% due 10/25/2035		304	300
4.536% due 12/25/2033		184	188

Total Mortgage-Backed Securities (Cost $3,707)			3,665

ASSET-BACKED SECURITIES 0.6%
Avenue CLO Ltd.
0.525% due 10/30/2017		365	365
Four Corners CLO Ltd.
0.534% due 01/26/2020		572	567
Galaxy CLO Ltd.
0.506% due 04/25/2019		188	187
Goldentree Loan Opportunities Ltd.
0.961% due 10/18/2021		900	892
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.679% due 07/25/2035		300	281
Residential Asset Mortgage Products Trust
0.349% due 05/25/2036		450	443
Saxon Asset Securities Trust
0.974% due 03/25/2035		451	387
Stanfield Bristol CLO Ltd.
0.524% due 10/15/2019		190	190
Wood Street CLO BV
0.587% due 03/29/2021	EUR	168	222

Total Asset-Backed Securities (Cost $3,514)			3,534

SOVEREIGN ISSUES 2.1%
Australia Government CPI Linked Bond
1.250% due 02/21/2022	AUD	500	477
2.500% due 09/20/2030		200	222
Autonomous Community of Madrid
4.200% due 09/24/2014	EUR	500	694
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2017	BRL	10,300	3,263

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2023	BRL	2,000	$823
Italy Buoni Poliennali Del Tesoro
1.700% due 09/15/2018 (c)	EUR	502	663
2.100% due 09/15/2017 (c)		115	157
2.100% due 09/15/2021 (c)		108	138
3.100% due 09/15/2026 (c)		105	141
Mexico Government International Bond
4.010% due 01/30/2020	MXN	21,900	1,663
New Zealand Government CPI Linked Bond
2.000% due 09/20/2025	NZD	6,000	4,715
Xunta de Galicia
5.763% due 04/03/2017	EUR	200	291
6.131% due 04/03/2018		100	150

Total Sovereign Issues (Cost $14,311)			13,397

		SHARES
REAL ESTATE INVESTMENT TRUSTS 0.6%

FINANCIALS 0.6%
AvalonBay Communities, Inc.		16,007	2,035
Equity Residential		37,096	1,987

Total Real Estate Investment Trusts (Cost $4,069)			4,022

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 7.6%

CERTIFICATES OF DEPOSIT 0.1%
Banco do Brasil S.A.
0.000% due 01/24/2014		$900	898

COMMERCIAL PAPER 0.1%
Santander S.A.
2.370% due 01/02/2014		800	798

REPURCHASE AGREEMENTS (e) 2.7%
			16,823

SHORT-TERM NOTES 1.0%
Federal Home Loan Bank
0.074% due 03/28/2014		3,400	3,400
Freddie Mac
0.094% due 01/21/2014		800	800
0.112% due 01/23/2014		1,100	1,100
0.162% due 01/15/2014 - 02/11/2014		800	800

			6,100

U.S. TREASURY BILLS 3.7%
0.078% due 01/02/2014 - 08/21/2014 (b)(h)(j)		22,924	22,922

Total Short-Term Instruments (Cost $47,529)			47,541

Total Investments in Securities (Cost $459,219)			452,687

		SHARES
INVESTMENTS IN AFFILIATES 26.2%

MUTUAL FUNDS (d) 15.8%
PIMCO Emerging Markets Currency Fund		9,732,899	98,886

Total Mutual Funds (Cost $100,371)			98,886

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	77

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 10.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 10.4%
PIMCO Short-Term Floating NAV Portfolio	2,772	$28
PIMCO Short-Term Floating NAV Portfolio III	6,463,094	64,605

Total Short-Term Instruments (Cost $64,631)		64,633

Total Investments in Affiliates (Cost $165,002)		163,519

Total Investments 98.7% (Cost $624,221)		$616,206

Financial Derivative Instruments (f)(i) (0.0%) (Cost or Premiums, net $(377))		(221)

Other Assets and Liabilities, net 1.3%		8,088

Net Assets 100.0%		$624,073

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
GSC	0.090%	09/30/2013	10/01/2013	$4,100	Fannie Mae 2.500% due 12/01/2027	$(4,232)	$4,100	$4,100
SSB	0.000%	09/30/2013	10/01/2013	2,323	Fannie Mae 2.200% due 10/17/2022	(2,375)	2,323	2,323
TDM	0.080%	09/30/2013	10/01/2013	10,400	U.S. Treasury Bonds 2.750% due 11/15/2042	(10,727)	10,400	10,400

Total Repurchase Agreements						$(17,334)	$16,823	$16,823

(1)	Includes accrued interest.

As of September 30, 2013, there were no open sale-buyback transactions. The average amount of borrowing while outstanding during the period ended September 30, 2013 was $1,565 at a weighted average interest rate of 0.066%.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of September 30, 2013:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (2)
PIMCO Inflation Response Multi-Asset Fund
Global/Master Repurchase Agreement
SSB	$514	$0	$0	$0	$514	$(526)	$(12)
PIMCO Cayman Commodity Fund VII, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
GSC	4,100	0	0	0	4,100	(4,232)	(132)
SSB	1,809	0	0	0	1,809	(1,849)	(40)

78	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (2)
TDM	$10,400	$0	$0	$0	$10,400	$(10,727)	$(327)

Total Borrowings and Other Financing Transactions	$16,823	$0	$0	$0

(2)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Call - NYMEX Brent Crude December Futures	$118.750	12/31/2013	6	$11	$2
Call - NYMEX Brent Crude November Futures	118.750	11/29/2013	6	10	1
Call - NYMEX Brent Crude October Futures	118.750	10/31/2013	6	10	0

				$31	$3

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE SPDR S&P 500 ETF Trust	$140.000	01/17/2015	1,752	$1,116	$941

Total Purchased Options				$1,147	$944

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - COMEX Gold 100 oz. December Futures	$1,200.000	10/28/2013	11	$(12)	$(4)
Put - COMEX Gold 100 oz. December Futures	1,250.000	10/28/2013	55	(60)	(46)
Call - COMEX Gold 100 oz. December Futures	1,460.000	10/28/2013	21	(32)	(5)
Call - COMEX Gold 100 oz. December Futures	1,500.000	10/28/2013	45	(47)	(5)
Put - COMEX Gold 100 oz. December Futures	1,200.000	11/25/2013	14	(18)	(14)
Put - COMEX Gold 100 oz. December Futures	1,225.000	11/25/2013	42	(57)	(54)
Call - COMEX Gold 100 oz. December Futures	1,500.000	11/25/2013	57	(91)	(23)
Call - NYMEX NY Harbor ULSD November Futures	3.300	11/29/2013	6	(13)	(1)
Call - NYMEX NY Harbor ULSD November Futures	3.300	12/31/2013	6	(13)	(3)
Call - NYMEX NY Harbor ULSD October Futures	3.300	10/31/2013	6	(13)	0
Call - NYMEX WTI Crude November Futures	112.000	10/17/2013	58	(33)	(3)
Put - NYMEX WTI-Brent Crude Spread December Futures	(11.000)	11/13/2013	2	(3)	0
Call - NYMEX WTI-Brent Crude Spread December Futures	(6.000)	11/13/2013	51	(64)	(84)
Call - NYMEX WTI-Brent Crude Spread June Futures	(6.000)	05/14/2014	12	(21)	(23)

				$(477)	$(265)

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE SPDR S&P 500 ETF Trust	$120.000	01/17/2015	1,752	$(522)	$(429)

Total Written Options				$(999)	$(694)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	79

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
10-Year Deliverable Interest Rate Swap December Futures	Short	12/2013	29	$(93)	$1	$0
30-Year Deliverable Interest Rate Swap December Futures	Short	12/2013	29	(124)	3	0
90-Day Eurodollar March Futures	Long	03/2016	43	(42)	2	0
90-Day Eurodollar March Futures	Long	03/2017	34	40	0	0
90-Day Eurodollar September Futures	Long	09/2014	67	13	1	0
Brent Crude December Futures	Short	11/2013	51	73	14	0
Brent Crude December Futures	Long	11/2014	38	(1)	8	0
Brent Crude June Futures	Long	05/2014	21	2	4	0
Brent Crude March Futures	Short	02/2015	38	(1)	0	(10)
Brent Crude September Futures	Short	08/2014	32	(0)	0	(6)
Call Options Strike @ USD 118.000 on Brent Crude November Futures	Short	10/2013	24	14	0	0
Canola January Futures	Short	01/2014	63	5	4	(1)
Canola November Futures	Short	11/2013	137	200	6	(4)
Euro-Mill Wheat November Futures	Long	11/2013	30	(67)	5	(1)
Euro-Mill Wheat November Futures	Long	11/2014	22	(23)	2	(1)
Euro-Rapeseed February Futures	Long	02/2014	26	(3)	4	(6)
Euro-Rapeseed November Futures	Long	11/2013	54	(221)	13	(13)
Gold 100 oz. December Futures	Long	12/2013	425	154	0	(552)
Henry Hub Natural Gas Swap April Futures	Short	03/2014	29	20	3	0
Henry Hub Natural Gas Swap April Futures	Long	03/2016	64	(24)	0	(7)
Henry Hub Natural Gas Swap August Futures	Short	07/2014	29	13	4	0
Henry Hub Natural Gas Swap August Futures	Long	07/2016	64	(17)	0	(7)
Henry Hub Natural Gas Swap December Futures	Short	11/2014	29	(5)	4	0
Henry Hub Natural Gas Swap December Futures	Long	11/2016	64	14	0	(7)
Henry Hub Natural Gas Swap February Futures	Short	01/2014	29	14	3	0
Henry Hub Natural Gas Swap February Futures	Long	01/2016	64	7	0	(7)
Henry Hub Natural Gas Swap January Futures	Short	12/2013	29	15	3	0
Henry Hub Natural Gas Swap January Futures	Long	12/2015	64	10	0	(7)
Henry Hub Natural Gas Swap July Futures	Short	06/2014	29	14	4	0
Henry Hub Natural Gas Swap July Futures	Long	06/2016	64	(18)	0	(7)
Henry Hub Natural Gas Swap June Futures	Short	05/2014	29	16	3	0
Henry Hub Natural Gas Swap June Futures	Long	05/2016	64	(21)	0	(7)
Henry Hub Natural Gas Swap March Futures	Short	02/2014	29	16	3	0
Henry Hub Natural Gas Swap March Futures	Long	02/2016	64	0	0	(7)
Henry Hub Natural Gas Swap May Futures	Short	04/2014	29	19	3	0
Henry Hub Natural Gas Swap May Futures	Long	04/2016	64	(23)	0	(7)
Henry Hub Natural Gas Swap November Futures	Short	10/2014	29	7	4	0
Henry Hub Natural Gas Swap November Futures	Long	10/2016	64	(6)	0	(7)
Henry Hub Natural Gas Swap October Futures	Short	09/2014	29	12	3	0
Henry Hub Natural Gas Swap October Futures	Long	09/2016	64	(14)	0	(7)
Henry Hub Natural Gas Swap September Futures	Short	08/2014	29	13	3	0
Henry Hub Natural Gas Swap September Futures	Long	08/2016	64	(17)	0	(7)
Natural Gas April Futures	Short	03/2014	249	842	117	0
Natural Gas October Futures	Long	09/2014	249	(786)	0	(120)
Soybean May Futures	Long	05/2014	186	(14)	0	(230)
Soybean Meal December Futures	Short	12/2013	10	(45)	13	0
Soybean November Futures	Short	11/2013	213	375	394	0
Sugar No. 11 March Futures	Short	02/2014	19	(16)	0	(8)
U.S. Treasury 5-Year Note December Futures	Long	12/2013	119	223	8	0
U.S. Treasury Long Bond December Futures	Short	12/2013	31	(124)	2	0
Wheat December Futures	Short	12/2013	11	15	2	0
Wheat December Futures	Short	12/2014	8	34	3	0
White Sugar March Futures	Long	02/2014	19	15	7	0
WTI Crude December Futures	Long	11/2013	51	(132)	0	(22)
WTI Crude December Futures	Short	11/2014	38	5	0	(3)
WTI Crude December Futures	Short	11/2015	25	7	0	(8)
WTI Crude December Futures	Long	11/2017	1	1	0	0
WTI Crude June Futures	Short	05/2014	21	1	2	(4)
WTI Crude June Futures	Short	05/2015	25	5	0	(6)
WTI Crude March Futures	Long	02/2015	38	(4)	7	0
WTI Crude September Futures	Long	08/2014	32	(4)	2	0
WTI Crude September Futures	Long	08/2015	50	(14)	14	0

Total Futures Contracts				$355	$678	$(1,079)

80	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month USD-LIBOR	2.250%	09/16/2017		$21,700	$180	$216	$6	$0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		27,300	1,040	(367)	6	0
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY	1,090,000	(156)	(62)	0	(12)

Total Swap Agreements						$1,064	$(213)	$12	$(12)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2013:

(g)	Securities with an aggregate market value of $5,208 have been pledged as collateral as of September 30, 2013 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.
(h)	Securities with an aggregate market value of $5,819 and cash of $3,026 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset (1)		Total	Market Value	Variation Margin Liability (1)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
PIMCO Inflation Response Multi-Asset Fund (2)	$941	$19	$12	$972	$(490)	$0	$(12)	$(502)
PIMCO Cayman Commodity Fund VII, Ltd. (Subsidiary) (2)	3	661	0	664	(204)	(1,104)	0	(1,308)

Total Exchange-Traded or Centrally Cleared	$944	$680	$12	$1,636	$(694)	$(1,104)	$(12)	$(1,810)

(1)	Unsettled variation margin asset of $2 and liability of $(25) for closed exchange-traded and centrally cleared derivatives is outstanding at period end.
(2)

The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	10/2013		BRL	8,941	$		4,009	$0	$(25)
	10/2013		EUR	4,422			5,920	0	(63)
	10/2013	$		471		AUD	504	0	(1)
	10/2013			3,793		BRL	8,941	241	0
	10/2013			828		JPY	81,891	5	0

BPS	10/2013			128		THB	4,113	4	0
	01/2014		THB	4,113	$		127	0	(4)

BRC	10/2013		INR	9,724			161	6	0
	10/2013		RUB	2,068			62	0	(2)
	10/2013	$		964		NZD	1,145	0	(13)
	11/2013		EUR	262	$		353	0	(1)
	12/2013	$		79		CAD	81	0	0

CBK	10/2013		RUB	4,507	$		134	0	(5)
	10/2013	$		975		INR	57,812	1	(57)
	12/2013			2,634		EUR	1,985	52	0
	01/2014		BRL	1,409	$		628	5	0
	01/2014		INR	3,186			49	0	0

DUB	10/2013		AUD	1,355			1,207	0	(57)
	10/2013		CNY	3,219			519	0	(7)
	10/2013		INR	20,310			336	13	0
	10/2013	$		3,549		EUR	2,629	8	0
	11/2013		EUR	2,629	$		3,549	0	(8)
	11/2013		PLN	1,089			339	0	(9)
	11/2013		SGD	216			169	0	(3)
	12/2013	$		17		CLP	8,703	0	0

FBF	11/2013		BRL	20,435	$		8,801	0	(347)

GLM	10/2013		JPY	84,200			853	0	(4)
	10/2013		NZD	6,689			5,177	0	(379)
	11/2013		DKK	530			94	0	(2)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	81

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
HUS	10/2013		BRL	8,596	$		3,855	$0	$(24)
	10/2013		RUB	6,693			200	0	(6)
	10/2013	$		3,628		BRL	8,596	251	0
	11/2013		AUD	850	$		791	0	0
	12/2013		EUR	67			89	0	(2)
	01/2014		BRL	3,360			1,460	0	(25)

JPM	10/2013		HKD	2,256			291	0	0
	10/2013		INR	27,778			458	16	0
	10/2013		JPY	8,700			88	0	(1)
	10/2013		THB	4,113			132	1	0
	10/2013	$		838		EUR	630	14	0
	10/2013		ZAR	1,723	$		172	0	0
	12/2013		MXN	19,940			1,504	0	(10)

MSC	10/2013		BRL	17,537			7,674	0	(239)
	10/2013		EUR	516			689	0	(9)
	10/2013	$		8,388		BRL	18,711	54	0
	10/2013			2,241		EUR	1,679	30	0
	11/2013			6,698		BRL	15,296	150	0
	01/2014		BRL	1,174	$		513	0	(5)

RBC	11/2013		SEK	5,373			822	0	(13)
	12/2013		CAD	2,065			1,998	0	(2)

RYL	12/2013		GBP	191			298	0	(11)

SCX	10/2013	$		522		CNY	3,219	3	0
	10/2013			291		HKD	2,257	0	0
	11/2013		NZD	5,514	$		4,555	0	(14)
	01/2014		CNY	3,219			522	0	(1)
	01/2014		HKD	2,256			291	0	0

UAG	10/2013	$		409		RUB	13,267	0	0
	11/2013			749		SEK	4,860	7	0
	01/2014		RUB	13,267	$		402	0	0

Total Forward Foreign Currency Contracts								$861	$(1,349)

PURCHASED OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
JPM	Call - OTC Brent Crude December Futures	$	118.750	12/31/2013	$ 300	$4	$1
	Call - OTC Brent Crude November Futures		118.750	11/29/2013	300	4	1
	Call - OTC Brent Crude October Futures		118.750	10/31/2013	300	4	0

Total Purchased Options						$12	$2

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
JPM	Call - OTC New York Harbor ULSD December Futures	$	3.300	11/29/2013	$ 126	$(5)	$(1)
	Call - OTC New York Harbor ULSD January Futures		3.300	12/31/2013	126	(5)	(1)
	Call - OTC New York Harbor ULSD November Futures		3.300	10/31/2013	126	(5)	0

						$(15)	$(2)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BRC	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500%	10/24/2013	EUR	10,700	$(11)	$(3)
	Put - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.750%	10/24/2013		10,700	(20)	(2)

DUB	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500%	10/24/2013		40,400	(37)	(11)
	Put - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.750%	10/24/2013		40,400	(64)	(6)

82	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
RYL	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500%	10/24/2013	EUR	9,000	$(9)	$(2)
	Put - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.750%	10/24/2013		9,000	(15)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500%	01/27/2014	$	19,100	(126)	(89)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500%	01/27/2014		19,100	(207)	(90)

								$(489)	$(204)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BPS	Put - OTC NRCAL16 Index	4.150	11/22/2013	$52,500	$(48)	$(46)

DUB	Put - OTC GOLDLNPM versus PLTMLNPM Index Spread	0.000	03/04/2014	25	(21)	(8)

GST	Put - OTC GOLDLNPM versus PLTMLNPM Index Spread	(3.000)	03/03/2014	60	(50)	(20)

MYC	Put - OTC NRCAL16 Index	4.150	11/22/2013	24,000	(17)	(21)
	Call - OTC NRCAL16 Index	4.300	11/25/2013	36,000	(22)	(18)
	Put - OTC NRCAL16 Index	4.200	12/03/2013	9,000	(7)	(11)

					$(165)	$(124)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount	Premiums (Received)	Market Value
BPS	Floor - OTC YOY CPURNSA Index	0.000	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/01/2018	$200	$(2)	$(1)

Total Written Options						$(671)	$(331)

(1)	YOY options may have a series of expirations.

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2013:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in JPY		Premiums
Balance at 03/31/2013	891	$32,378	EUR	9,200	JPY	0	$(883)
Sales	7,832	196,600		120,200		240,000	(2,324)
Closing Buys	(5,181)	(12,545)		(1,600)		0	574
Expirations	(1,067)	(24,000)		(7,600)		(240,000)	657
Exercised	(337)	(32,070)		0		0	306

Balance at 09/30/2013	2,138	$160,363	EUR	120,200	JPY	0	$(1,670)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
CBK	Pay	GOCO CAL14 Index	$17.760	12/31/2014	1,200	$0	$1	$1	$0
	Pay	GOCO CAL14 Index	17.880	12/31/2014	1,200	0	1	1	0
	Pay	HSFOCO CAL14 Index	10.750	12/31/2014	1,200	0	2	2	0
	Pay	HSFOCO CAL14 Index	10.100	12/31/2014	1,200	0	3	3	0
	Pay	JETNWE CAL14 Index	960.000	12/31/2014	9,024	0	(8)	0	(8)
	Receive	ULSDNWE CAL14 Index	901.750	12/31/2014	9,600	0	64	64	0

DUB	Pay	GOCO CAL14 Index	17.180	12/31/2014	6,000	0	3	3	0
	Receive	GOCO V3 Index	16.050	10/31/2013	250	0	0	0	0
	Pay	HSFOCO CAL14 Index	9.880	12/31/2014	6,000	0	15	15	0
	Receive	LSFOCO 2H13 Index	15.050	10/31/2013	250	0	0	0	0

GST	Pay	GOCO CAL14 Index	17.700	12/31/2014	1,200	0	1	1	0
	Pay	GOCO CAL14 Index	18.000	12/31/2014	2,400	0	3	3	0
	Pay	HSFOCO CAL14 Index	11.000	12/31/2014	2,400	0	3	3	0
	Pay	HSFOCO CAL14 Index	10.100	12/31/2014	1,200	0	3	3	0

MYC	Pay	GOCO 2H13 Index	18.100	12/31/2013	3,000	0	9	9	0
	Receive	GOCO V3 Index	16.300	10/31/2013	500	0	(1)	0	(1)
	Receive	LSFOCO 2H13 Index	14.700	10/31/2013	500	0	1	1	0
	Pay	LSFOCO 2H13 Index	7.100	12/31/2013	3,000	0	16	16	0

						$0	$116	$125	$(9)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	83

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2021	EUR	2,300	$(16)	$27	$11	$0
	Pay	1-Year BRL-CDI	11.470%	01/02/2017	BRL	12,900	21	12	33	0

BPS	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	EUR	200	2	5	7	0
	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2021		4,500	(11)	32	21	0
	Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022	$	2,800	38	(81)	0	(43)

CBK	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	EUR	200	3	4	7	0

DUB	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021		300	7	4	11	0

GLM	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021		900	13	19	32	0

HUS	Pay	1-Year BRL-CDI	8.825%	01/02/2015	BRL	5,000	29	(30)	0	(1)
	Pay	1-Year BRL-CDI	10.910%	01/02/2017		1,500	(2)	0	0	(2)
	Pay	1-Year BRL-CDI	11.470%	01/02/2017		12,400	12	20	32	0

RYL	Receive	3-Month USD-CPURNSA Index	2.250%	07/15/2017	$	2,000	4	(45)	0	(41)

SOG	Pay	1-Month EUR-FRCPXTOB Index	1.900%	07/25/2016	EUR	6,200	34	176	210	0

							$134	$143	$364	$(87)

TOTAL RETURN SWAPS ON INDICES (Commodities & Equities)

Counterparty	Pay/Receive	Underlying Reference	# of Units	Financing Rate	Notional Amount		Maturity Date	Swap Agreements, at Value
								Asset	Liability
BOA	Receive	DWRTFT Index	353	1-Month USD-LIBOR plus a specified spread	$	2,210	12/31/2013	$70	$0
	Receive	DWRTFT Index	50	1-Month USD-LIBOR plus a specified spread		314	01/31/2014	10	0
	Receive	DJUBSTR Index	60,879	3-Month U.S. Treasury Bill rate plus a specified spread		15,796	02/18/2014	0	(219)
	Receive	ENHGD84T Index	73,847	3-Month U.S. Treasury Bill rate plus a specified spread		17,301	02/18/2014	0	(238)
	Receive	DWRTFT Index	3,236	1-Month USD-LIBOR plus a specified spread		20,233	04/29/2014	638	0

BRC	Receive	DWRTFT Index	3,902	1-Month USD-LIBOR plus a specified spread		24,557	04/29/2014	610	0
	Receive	DWRTFT Index	366	1-Month USD-LIBOR plus a specified spread		2,287	05/28/2014	72	0
	Receive	DWRTFT Index	1,228	1-Month USD-LIBOR plus a specified spread		7,682	07/31/2014	394	0

DUB	Receive	DJUBSGC Index	27,172	0.160%		4,503	02/18/2014	31	0
	Receive	DJUBSTR Index	7,467	3-Month U.S. Treasury Bill rate plus a specified spread		1,937	02/18/2014	0	(27)

JPM	Receive	DJUBSF1T Index	50,343	3-Month U.S. Treasury Bill rate plus a specified spread		24,338	02/18/2014	0	(251)
	Receive	DJUBSTR Index	111,456	3-Month U.S. Treasury Bill rate plus a specified spread		28,920	02/18/2014	0	(402)
	Receive	JMABNIC0 Index	2,596	3-Month U.S. Treasury Bill rate plus a specified spread		1,824	02/18/2014	0	(26)
	Receive	JMABNICP Index	11,374	3-Month U.S. Treasury Bill rate plus a specified spread		7,788	02/18/2014	0	(121)
	Receive	JMCU3A3T Index	47,132	3-Month U.S. Treasury Bill rate plus a specified spread		18,047	02/18/2014	0	(155)
	Receive	JMCU3A5T Index	75,235	3-Month U.S. Treasury Bill rate plus a specified spread		9,631	02/18/2014	0	(51)

								$1,825	$(1,490)

VARIANCE SWAPS

Counterparty	Pay/Receive Variance	Reference Entity	Variance Strike Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BRC	Pay	S&P 500 Index	7.453%	12/20/2013	$	90	$0	$5	$5	$0

DUB	Pay	ICE Brent Crude November Futures	7.156%	10/11/2013		1,400	0	53	53	0
	Receive	LME Copper March Futures	4.840%	03/04/2014		1,114	0	(9)	0	(9)
	Receive	LME Copper March Futures	5.063%	03/04/2014		600	0	(7)	0	(7)
	Receive	NYMEX WTI Crude November Futures	7.156%	10/17/2013		1,400	0	(45)	0	(45)
	Pay	Primary Aluminum March Futures	3.803%	03/04/2014		1,258	0	6	6	0
	Pay	Primary Aluminum March Futures	4.000%	03/04/2014		700	0	5	5	0

GST	Pay	GOLDLNPM Index	5.176%	08/06/2014		1,070	0	1	1	0
	Pay	ICE Brent Crude December Futures	6.401%	11/11/2013		1,400	0	39	39	0
	Pay	ICE Brent Crude December Futures	6.554%	11/11/2013		3,000	0	87	87	0
	Receive	NYMEX WTI Crude December Futures	6.708%	11/15/2013		2,800	0	(68)	0	(68)
	Receive	NYMEX WTI Crude December Futures	6.812%	11/15/2013		1,600	0	(40)	0	(40)
	Pay	S&P 500 Index	7.290%	12/20/2013		200	0	11	11	0

JPM	Pay	GOLDLNPM Index	2.873%	11/27/2013		200	0	(6)	0	(6)
	Pay	GOLDLNPM Index	7.563%	09/30/2014		450	0	11	11	0

MYC	Pay	GOLDLNPM Index	3.706%	11/27/2013		577	0	(7)	0	(7)
	Pay	GOLDLNPM Index	5.406%	04/21/2016		260	0	(3)	0	(3)
	Receive	London Silver Market Fixing Ltd.	9.000%	11/27/2013		370	0	6	6	0
	Receive	London Silver Market Fixing Ltd.	9.151%	04/21/2016		200	0	3	3	0

							$0	$42	$227	$(185)

Total Swap Agreements							$134	$636	$2,541	$(1,771)

84	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2013:

(j)	Securities with an aggregate market value of $1,849 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures (2)
PIMCO Inflation Response Multi-Asset Fund
BOA	$246	$0	$762	$1,008	$(89)	$0	$0	$(89)	$919	$(1,180)	$(261)
BPS	4	0	28	32	(4)	(1)	(43)	(48)	(16)	0	(16)
BRC	6	0	1,076	1,082	(16)	(5)	0	(21)	1,061	(860)	201
CBK	5	0	7	12	(62)	0	0	(62)	(50)	83	33
DUB	21	0	11	32	(84)	(17)	0	(101)	(69)	284	215
FBF	0	0	0	0	(347)	0	0	(347)	(347)	365	18
GLM	0	0	32	32	(385)	0	0	(385)	(353)	273	(80)
HUS	251	0	32	283	(55)	0	(3)	(58)	225	(280)	(55)
JPM	31	0	0	31	(11)	(2)	0	(13)	18	0	18
MSC	234	0	0	234	(253)	0	0	(253)	(19)	0	(19)
RBC	0	0	0	0	(13)	0	0	(13)	(13)	0	(13)
RYL	0	0	0	0	(11)	(182)	(41)	(234)	(234)	111	(123)
SCX	3	0	0	3	(15)	0	0	(15)	(12)	0	(12)
SOG	0	0	210	210	0	0	0	0	210	0	210
UAG	7	0	0	7	0	0	0	0	7	0	7

PIMCO Cayman Commodity Fund VII, Ltd. (Subsidiary)
BOA	0	0	0	0	0	0	(457)	(457)	(457)	281	(176)
BPS	0	0	0	0	0	(46)	0	(46)	(46)	0	(46)
BRC	0	0	5	5	0	0	0	0	5	0	5
CBK	53	0	71	124	0	0	(8)	(8)	116	0	116
DUB	0	0	113	113	0	(8)	(88)	(96)	17	0	17
GST	0	0	148	148	0	(20)	(108)	(128)	20	0	20
HUS	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
JPM	0	2	11	13	0	0	(1,012)	(1,012)	(999)	453	(546)
MYC	0	0	35	35	0	(50)	(11)	(61)	(26)	0	(26)
RBC	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)

Total Over the Counter	$861	$2	$2,541	$3,404	$(1,349)	$(331)	$(1,771)	$(3,451)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default . Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	85

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$3	$0	$941	$0	$0	$944
Futures	661	0	0	0	19	680
Swap Agreements	0	0	0	0	12	12

	$664	$0	$941	$0	$31	$1,636

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$861	$0	$861
Purchased Options	2	0	0	0	0	2
Swap Agreements	367	0	1,810	0	364	2,541

	$369	$0	$1,810	$861	$364	$3,404

	$1,033	$0	$2,751	$861	$395	$5,040

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$265	$0	$429	$0	$0	$694
Futures	1,104	0	0	0	0	1,104
Swap Agreements	0	0	0	0	12	12

	$1,369	$0	$429	$0	$12	$1,810

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,349	$0	$1,349
Written Options	126	0	0	0	205	331
Swap Agreements	1,684	0	0	0	87	1,771

	$1,810	$0	$0	$1,349	$292	$3,451

	$3,179	$0	$429	$1,349	$304	$5,261

The Effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the Period Ended September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$12	$0	$1	$0	$0	$13
Written Options	209	0	254	0	10	473
Futures	(5,226)	0	0	0	(661)	(5,887)
Swap Agreements	0	0	0	0	(188)	(188)

	$(5,005)	$0	$255	$0	$(839)	$(5,589)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$669	$0	$669
Purchased Options	15	0	0	24	0	39
Written Options	(117)	0	0	29	108	20
Swap Agreements	(4,108)	0	(3,143)	0	(105)	(7,356)

	$(4,210)	$0	$(3,143)	$722	$3	$(6,628)

	$(9,215)	$0	$(2,888)	$722	$(836)	$(12,217)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(4)	$0	$(25)	$0	$0	$(29)
Written Options	195	0	137	0	(1)	331
Futures	611	0	0	0	(80)	531
Swap Agreements	0	0	0	0	(203)	(203)

	$802	$0	$112	$0	$(284)	$630

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(384)	$0	$(384)
Purchased Options	(11)	0	0	7	0	(4)
Written Options	42	0	0	(2)	215	255
Swap Agreements	(1,079)	0	1,136	0	12	69

	$(1,048)	$0	$1,136	$(379)	$227	$(64)

	$(246)	$0	$1,248	$(379)	$(57)	$566

86	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$7,232	$0	$7,232
Utilities	0	1,359	0	1,359
U.S. Government Agencies	0	752	0	752
U.S. Treasury Obligations	0	371,185	0	371,185
Mortgage-Backed Securities	0	3,665	0	3,665
Asset-Backed Securities	0	3,534	0	3,534
Sovereign Issues	0	13,397	0	13,397
Real Estate Investment Trusts
Financials	4,022	0	0	4,022
Short-Term Instruments
Certificates of Deposit	0	898	0	898
Commercial Paper	0	798	0	798
Repurchase Agreements	0	16,823	0	16,823
Short-Term Notes	0	6,100	0	6,100
U.S. Treasury Bills	0	22,922	0	22,922
	$4,022	$448,665	$0	$452,687

Investments in Affiliates, at Value
Mutual Funds	98,886	0	0	98,886

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$64,633	$0	$0	$64,633
	$163,519	$0	$0	$163,519

Total Investments	$167,541	$448,665	$0	$616,206

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	681	953	0	1,634
Over the counter	0	3,404	0	3,404
	$681	$4,357	$0	$5,038

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,344)	(441)	0	(1,785)
Over the counter	0	(3,327)	(124)	(3,451)
	$(1,344)	$(3,768)	$(124)	$(5,236)

Totals	$166,878	$449,254	$(124)	$616,008

There were no transfers between Level 1 and 2 during the period ended September 30, 2013.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2013:

Category and Subcategory	Beginning Balance at 03/31/2013	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2013 (2)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$95	$0	$(103)	$0	$11	$(3)	$0	$0	$0	$0
Asset-Backed Securities	1,293	0	(941)	1	8	4	0	(365)	0	0

	$1,388	$0	$(1,044)	$1	$19	$1	$0	$(365)	$0	$0

Financial Derivative Instruments - Liabilities
Over the counter	$(331)	$0	$(94)	$0	$0	$301	$0	$0	$(124)	$59

Totals	$1,057	$0	$(1,138)	$1	$19	$302	$0	$(365)	$(124)	$59

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Financial Derivative Instruments - Liabilities
Over the counter	$(124)	Indicative Market Quotation	Broker Quote	0.05-33.09

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	87

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Class D, Class A, Class B, Class C and Class R shares of seven funds (each a “Fund” and collectively the “Funds”) offered by the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statements of Operations. Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid and are included in net realized gain or loss on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period and are included in net change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies on the Statements of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, of each Fund, except the PIMCO Real

88	PIMCO REAL RETURN STRATEGY FUNDS

September 30, 2013 (Unaudited)

Income 2019 Fund®, PIMCO Real Income 2029 Fund® and the PIMCO Real Return Asset Fund, are declared and distributed to shareholders quarterly. Dividends from net investment income, if any, of the PIMCO Real Income 2019 Fund®, PIMCO Real Income 2029 Fund® and the PIMCO Real Return Asset Fund are declared daily and distributed to shareholders monthly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

The distribution strategy of the PIMCO Real Income 2019 Fund® and PIMCO Real Income 2029 Fund® is designed to provide a monthly distribution adjusted for inflation until each Fund’s final maturity date. Each Fund’s monthly distribution will consist of its net investment income and will likely include principal from the inflation-indexed bonds that have recently matured or proceeds from the sale of securities. A portion of a monthly distribution will likely consist of a return of capital to shareholders. This means that over the life of the Fund you will likely receive a portion of your investment back as part of each monthly distribution. This also means that, the closer a new or subsequent investment is to the maturity date of the Fund, the greater the monthly distribution rate will be for that investment. This is because you will receive a greater portion of that investment back in a monthly distribution due to the shorter time horizon.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions or short sale transactions, have been determined to be at a level requiring a Statement of Cash Flows. Statements of Cash Flows have been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statements of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Schedule of Investments and the Principal Risks Note in the Notes to Financial Statements for additional details.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	89

Notes to Financial Statements (Cont.)

holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation

Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale).

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 1 or 2 as of period end have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 1 are a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third party pricing

90	PIMCO REAL RETURN STRATEGY FUNDS

September 30, 2013 (Unaudited)

services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	91

Notes to Financial Statements (Cont.)

Equity exchange-traded options and over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Exchange-Traded Funds  The Funds may invest in exchange-traded funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and assets. As a shareholder of another investment company, the Funds would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Funds bear directly in connection with their own operations.

Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Loan Participations and Assignments  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying

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terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions. Certain Funds may also enter into unfunded loan commitments, which are contractual obligations for future funding.

Unfunded loan commitments may include revolving credit facilities, which may obligate Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of September 30, 2013, the Funds had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the

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collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment is made by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

(b) Investments in Affiliates

The IRMA Fund may invest assets in Institutional Class shares of the Underlying PIMCO Funds. The Underlying PIMCO Funds are considered to be affiliated with the IRMA Fund. The table below shows the transactions in and earnings from investments in these affiliated Funds for the period ended September 30, 2013 (amounts in thousands):

PIMCO Inflation Response Multi-Asset Fund
Underlying PIMCO Funds	Market Value 03/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 09/30/2013	Dividend Income	Net Capital Gain Distributions
PIMCO Emerging Markets Currency Fund	$39,718	$66,305	$(5,029)	$(292)	$(1,816)	$98,886	$461	$0
PIMCO Short-Term Floating NAV Portfolio	28	0	0	0	0	28	0	0
PIMCO Short-Term Floating NAV Portfolio III	46,579	301,703	(283,700)	26	(3)	64,605	103	0
Totals	$86,325	$368,008	$(288,729)	$(266)	$(1,819)	$163,519	$564	$0

Each Fund may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated

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with the Funds. The table below shows the Fund’s transactions in and earnings from investments in the Central Funds for the period ended September 30, 2013 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio
Fund Name	Market Value 03/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 09/30/2013	Dividend Income	Net Capital Gain Distributions
PIMCO CommoditiesPLUS® Short Strategy Fund	$1,206	$5,704	$(3,600)	$0	$0	$3,310	$4	$0
PIMCO CommoditiesPLUS® Strategy Fund	516,330	756,458	(558,700)	(15)	45	714,118	758	0
PIMCO Real Return Asset Fund	43,697	332,923	(376,500)	1	(4)	117	24	0
PIMCO RealEstateRealReturn Strategy Fund	206,889	1,878,623	(1,773,300)	23	4	312,239	323	0

Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 03/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 09/30/2013	Dividend Income	Net Capital Gain Distributions
PIMCO CommoditiesPLUS® Short Strategy Fund	$2	$0	$0	$0	$0	$2	$0	$0
PIMCO CommoditiesPLUS® Strategy Fund	636,926	997	0	0	191	638,114	997	0

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Each Fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A Fund may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary

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income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write call and put options on securities and financial derivative instruments they own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included on the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current

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value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  Certain Funds may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When a Fund writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When a Fund purchases an inflation-capped option, the Fund pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  Certain Funds may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Commodity Futures Contracts  Certain Funds may write or purchase options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise for a Commodity Option will not include physical delivery of the underlying commodity but will rather settle the amount of the difference between the current market value of the underlying futures contract and the strike price directly into the Funds’ custody account. For an option that is in-the-money, the Funds will normally offset its position rather than exercise the option to retain any remaining time value.

Interest Rate Swaptions  Certain Funds may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  Certain Funds may write or purchase foreign currency options. Purchasing foreign currency options gives a Fund the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Indices  Certain Funds may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns for a Fund or to hedge an existing position or future investment. The exercise for an Index Option will not include physical delivery of the underlier but will rather settle the amount of the difference between the settlement price of the underlier and the strike price directly into the Fund’s custody account.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences

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between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Commodity Forward Swap Agreements  Certain Funds may invest in commodity forward swap agreements (“Commodity Forwards”) to gain or mitigate exposure to the underlying reference commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying reference commodity exceeds or falls short of the offsetting payment obligation, a Fund will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference

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credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign as of period end are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of September 30, 2013 for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  Certain Funds may enter into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, a Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Variance Swap Agreements  Certain Funds may invest in variance swap agreements to gain or mitigate exposure to the underlying reference securities. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	99

Notes to Financial Statements (Cont.)

exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, a Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance, a Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

7. PRINCIPAL RISKS

In the normal course of business the Funds (or Underlying PIMCO Funds) trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Investments in Mutual Funds  To the extent that Certain Funds invest substantially all of their respective assets in certain series of PIMCO Funds and certain series of PIMCO Equity Series, each an affiliated investment company also managed by PIMCO, (“Underlying PIMCO Funds”). The risks associated with investing in these Funds will be closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds. The ability of the Funds to achieve their respective investment objectives may depend upon the ability of the Underlying PIMCO Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Fund will be achieved. The net asset value of each Fund will fluctuate in response to changes in the respective net asset values of the Underlying PIMCO Funds in which it invests. The extent to which the investment performance and risks associated with the Funds correlate to those of a particular Underlying PIMCO Fund will depend upon the extent to which the assets of the Funds are allocated from time to time for investment in the Underlying PIMCO Funds, which will vary.

Investing in Underlying PIMCO Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds.

The investment performance depends upon how its assets are allocated and reallocated according to each Fund’s asset allocation targets and ranges. A principal risk of investing in each Fund is that the Funds’ asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds that will provide consistent, quality performance for the Funds, but there is no guarantee that such allocation techniques will produce the desired results.

In the normal course of business the Underlying PIMCO Funds trade financial instruments, and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk).

Market Risks  A Fund’s (or Underlying PIMCO Fund’s) investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund (or Underlying PIMCO Fund) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If a Fund (or Underlying PIMCO Fund) invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund (or Underlying PIMCO Fund), or, in the case of hedging positions, that the Fund’s (or Underlying PIMCO Fund’s) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s (or Underlying PIMCO Fund’s) investments in foreign currency denominated securities may reduce the returns of the Fund (or Underlying PIMCO Fund).

100	PIMCO REAL RETURN STRATEGY FUNDS

September 30, 2013 (Unaudited)

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

A Fund’s (or Underlying PIMCO Fund’s) investments in commodity-linked financial derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  A Fund (or Underlying PIMCO Fund) will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund (or Underlying PIMCO Fund) minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund (or Underlying PIMCO Fund) could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund (or Underlying PIMCO Fund) may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund (or Underlying PIMCO Fund) has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to a Fund (or Underlying PIMCO Fund) exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund (or Underlying PIMCO Fund) in the form of cash or cash equivalents equal in value to the unpaid amount owed to the

Fund (or Underlying PIMCO Fund). A Fund (or Underlying PIMCO Fund) may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund (or Underlying PIMCO Fund) would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund (or Underlying PIMCO Fund).

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  A Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	101

Notes to Financial Statements (Cont.)

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. BASIS FOR CONSOLIDATION FOR PIMCO COMMODITIESPLUS® SHORT STRATEGY FUND, PIMCO COMMODITIESPLUS® STRATEGY FUND AND PIMCO INFLATION RESPONSE MULTI-ASSET FUND (“Consolidated Funds”)

PIMCO Cayman Commodity Fund III, IV and VII (each a “Commodity Subsidiary”), Cayman Islands exempted companies, were incorporated as wholly owned subsidiaries acting as investment vehicles for the Consolidated Funds in order to effect certain investments for the Consolidated Funds consistent with each Consolidated Fund’s investment objectives and policies as specified in their respective prospectus and statement of additional information. Each Consolidated Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Consolidated Fund and its respective Commodity Subsidiary. The consolidated financial statements include the accounts of the Consolidated Funds and their respective Commodity Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Consolidated Funds and their respective Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that each Consolidated Fund will remain the sole shareholder and retain all rights. Under the Articles of Association of each Commodity Subsidiary, shares issued by each Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of each of the Commodity Subsidiaries and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of each of the Commodity Subsidiaries. See the table below for details regarding the structure, incorporation and relationship as of September 30, 2013 of each Commodity Subsidiary to its respective Consolidated Fund (amounts in thousands).

102	PIMCO REAL RETURN STRATEGY FUNDS

September 30, 2013 (Unaudited)

Fund Name	Subsidiary	Date of Incorporation	Subscription Agreement	Fund Net Assets	Subsidiary Net Assets	% of Fund Net Assets
PIMCO CommoditiesPLUS® Short Strategy Fund (the “CPSS Fund”)	PIMCO Cayman Commodity Fund IV Ltd. (the “CPSS Subsidiary”)	04/14/2010	05/07/2010	$13,332	$3,305	24.8%
PIMCO CommoditiesPLUS® Strategy Fund (the “CPS Fund”)	PIMCO Cayman Commodity Fund III Ltd. (the “CPS Subsidiary”)	04/14/2010	05/07/2010	5,335,474	1,058,430	19.8
PIMCO Inflation Response Multi-Asset Fund (the “IRMA Fund”)	PIMCO Cayman Commodity Fund VII Ltd. (the “IRMA Subsidiary”)	08/01/2011	08/31/2011	624,073	102,190	16.4

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee		Supervisory and Administrative Fee
Fund Name	All Classes		Institutional Class	Class P	Class D	A, B, C and R Classes
PIMCO Real Income 2019 Fund®	0.19%		0.20%	0.30%	0.35%	0.35%
PIMCO Real Income 2029 Fund®	0.19%		0.20%	0.30%	0.35%	0.35%
PIMCO Real Return Asset Fund	0.30%		0.25%	0.35%	N/A	N/A
PIMCO RealEstateRealReturn Strategy Fund	0.49%		0.25%	0.35%	0.40%	0.40%
PIMCO CommoditiesPLUS® Short Strategy Fund	0.54%		0.25%	0.35%	0.50%	0.50%
PIMCO CommoditiesPLUS® Strategy Fund	0.49%		0.25%	0.35%	0.50%	0.50%
PIMCO Inflation Response Multi-Asset Fund	0.65%	(1)	0.25%	0.35%	0.45%	0.45%

(1)	PIMCO has contractually agreed, through July 31, 2014, to waive 0.10% of the Investment Advisory Fee to 0.55%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class B, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class B, Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for each of Class B and Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class B, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	103

Notes to Financial Statements (Cont.)

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class B
All Funds	0.75%	0.25%
Class C
PIMCO RealEstateRealReturn Strategy, PIMCO CommoditiesPLUS® Short Strategy, PIMCO CommoditiesPLUS® Strategy and PIMCO Inflation Response Multi-Asset Funds	0.75%	0.25%
All other Funds	0.50%	0.25%
Class R
All Funds	0.25%	0.25%

	Distribution and/or Servicing Fee
Class D
All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money Market Funds, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class B and Class C shares. For the period ended September 30, 2013, the Distributor received $12,437,269 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Fund’s annualized total portfolio operating expenses plus the amount reimbursed does not exceed the operating expense limitation. The recoverable amounts to PIMCO September 30, 2013, were as follows (amounts in thousands):

Fund Name	Recoverable Amounts
PIMCO CommoditiesPLUS® Short Strategy Fund	$21
PIMCO Inflation Response Multi-Asset Fund	20

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $2,250.

These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the IRMA Fund are based upon an allocation of the IRMA Fund’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the IRMA Fund’s assets.

PIMCO has contractually agreed, through July 31, 2014, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the IRMA Fund in an amount equal to the expenses attributable to the management fees of Underlying PIMCO Funds indirectly incurred by the IRMA Fund in connection with its investments in Underlying PIMCO Funds, to the extent the IRMA Fund’s management fees are greater than or equal to the management fees of the Underlying PIMCO Funds. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2013, the amount was $256,524.

104	PIMCO REAL RETURN STRATEGY FUNDS

September 30, 2013 (Unaudited)

Each Commodity Subsidiary has entered into a separate contract with PIMCO for the management of each Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and Supervisory and Administrative Fees it receives from each Commodity Subsidiary in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by each Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with each Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. During the period ended September 30, 2013, the Funds below waived the following fees (amounts in thousands):

Fund Name	Waived Fees
PIMCO CommoditiesPLUS® Short Strategy Fund	$8
PIMCO CommoditiesPLUS® Strategy Fund	3,449
PIMCO Inflation Response Multi-Asset Fund	190

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended September 30, 2013, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO Real Income 2019 Fund®	$303	$0
PIMCO Real Income 2029 Fund®	303	598
PIMCO Real Return Asset Fund	138,933	12,823
PIMCO RealEstateRealReturn Strategy Fund	609,189	178,687
PIMCO CommoditiesPLUS® Short Strategy Fund	200	0
PIMCO CommoditiesPLUS® Strategy Fund	197,056	1,354,481
PIMCO Inflation Response Multi-Asset Fund	94,295	700

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2013, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Real Income 2019 Fund®	$4,383	$16,003	$0	$0
PIMCO Real Income 2029 Fund®	4,215	7,040	0	0
PIMCO Real Return Asset Fund	392,758	147,090	114,027	61,845
PIMCO RealEstateRealReturn Strategy Fund	1,697,564	1,112,053	122,685	181,238
PIMCO CommoditiesPLUS® Short Strategy Fund	2,908	1,312	100	451
PIMCO CommoditiesPLUS® Strategy Fund	465,632	397,903	215,908	391,157
PIMCO Inflation Response Multi-Asset Fund	322,867	79,504	144,378	82,847

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	105

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	PIMCO Real Income 2019 Fund®				PIMCO Real Income 2029 Fund® (1)				PIMCO Real Return Asset Fund (2)
	Six Months Ended 09/30/2013		Year Ended 03/31/2013		Six Months Ended 09/30/2013		Year Ended 03/31/2013		Six Months Ended 09/30/2013		Year Ended 03/31/2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	43	$325	123	$1,026	75	$793	271	$3,039	50,100	$420,519	23,911	$281,896
Class P	11	84	58	497	4	37	131	1,457	200	1,846	1,442	16,623
Class D	95	705	251	2,081	350	3,741	813	9,023	0	0	0	0
Class A	235	1,718	1,262	10,150	35	379	276	3,049	0	0	0	0
Class B	0	0	0	0	0	0	0	0	0	0	0	0
Class C	37	266	329	2,740	7	73	160	1,759	0	0	0	0
Class R	0	0	0	0	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	24	181	59	493	20	204	35	393	621	5,588	15,355	158,511
Class P	7	52	23	190	4	42	13	149	17	159	413	4,202
Class D	27	197	63	520	22	218	29	320	0	0	0	0
Class A	84	615	164	1,355	6	63	9	102	0	0	0	0
Class B	0	0	0	0	0	0	0	0	0	0	0	0
Class C	22	160	41	335	2	22	3	30	0	0	0	0
Class R	0	0	0	0	0	0	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	(203)	(1,504)	(274)	(2,277)	(189)	(1,944)	(122)	(1,359)	(16,134)	(141,150)	(211,063)	(2,488,947)
Class P	(74)	(555)	(146)	(1,223)	(104)	(1,079)	(130)	(1,427)	(1,062)	(9,353)	(1,633)	(18,119)
Class D	(247)	(1,837)	(390)	(3,227)	(442)	(4,505)	(628)	(6,941)	0	0	0	0
Class A	(1,316)	(10,215)	(426)	(3,541)	(91)	(912)	(237)	(2,630)	0	0	0	0
Class B	0	0	0	0	0	0	0	0	0	0	0	0
Class C	(236)	(1,736)	(329)	(2,720)	(33)	(334)	(40)	(437)	0	0	0	0
Class R	0	0	0	0	0	0	0	0	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	(1,491)	$(11,544)	808	$6,399	(334)	$(3,202)	583	$6,527	33,742	$277,609	(171,575)	$(2,045,834)

106	PIMCO REAL RETURN STRATEGY FUNDS

September 30, 2013 (Unaudited)

PIMCO RealEstateRealReturn Strategy Fund (3)				PIMCO CommoditiesPLUS® Short Strategy Fund				PIMCO CommoditiesPLUS® Strategy Fund (4)
Six Months Ended 09/30/2013		Year Ended 03/31/2013		Six Months Ended 09/30/2013		Year Ended 03/31/2013		Six Months Ended 09/30/2013		Year Ended 03/31/2013
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

293,497	$1,271,913	80,253	$429,013	512	$4,293	956	$7,937	51,354	$549,164	120,006	$1,276,704
14,832	73,349	32,572	171,660	179	1,502	35	289	45,940	486,055	84,543	925,537
19,916	96,271	117,826	605,861	1,536	12,563	1,074	8,935	3,667	39,309	2,255	24,408
29,897	140,695	76,659	387,089	326	2,686	174	1,447	37,911	404,074	4,537	45,673
38	161	123	582	0	0	0	0	0	0	0	0
15,577	69,408	30,488	143,436	157	1,295	16	139	618	6,501	405	4,333
0	0	0	0	0	0	0	0	51	547	22	230

13,642	57,562	35,959	186,685	4	31	25	221	701	7,396	2,048	21,820
1,436	5,929	3,603	18,305	0	1	0	2	14	152	12	132
4,723	18,625	16,805	81,989	9	77	19	154	3	37	5	52
5,170	20,355	11,442	55,608	3	25	15	123	2	24	5	55
23	84	75	344	0	0	0	0	0	0	0	0
2,645	9,641	4,851	21,911	0	1	3	22	0	0	0	5
0	0	0	0	0	0	0	0	0	0	0	0

(59,238)	(268,570)	(375,145)	(2,051,291)	(420)	(3,452)	(946)	(7,836)	(30,318)	(322,433)	(183,653)	(2,017,906)
(25,701)	(114,329)	(11,007)	(57,125)	(160)	(1,286)	(32)	(255)	(12,476)	(132,540)	(6,488)	(69,080)
(64,463)	(282,507)	(65,303)	(325,729)	(919)	(7,362)	(1,016)	(8,394)	(1,629)	(17,303)	(2,895)	(30,495)
(41,574)	(177,542)	(28,816)	(144,353)	(100)	(821)	(94)	(752)	(2,532)	(27,117)	(1,580)	(16,737)
(93)	(390)	(346)	(1,651)	0	0	0	0	0	0	0	0
(15,946)	(62,908)	(5,703)	(26,435)	(143)	(1,167)	(12)	(94)	(197)	(2,053)	(349)	(3,643)
0	0	0	0	0	0	0	0	(5)	(58)	(15)	(152)
194,381	$857,747	(75,664)	$(504,101)	984	$8,386	217	$1,938	93,104	$991,755	18,858	$160,936

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	107

Notes to Financial Statements (Cont.)

	PIMCO Inflation Response Multi-Asset Fund (5)
	Six Months Ended 09/30/2013		Year Ended 03/31/2013
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	45,213	$434,854	17,216	$177,344
Class P	267	2,690	464	4,770
Class D	1,042	10,250	4,304	43,976
Class A	388	3,828	1,530	15,630
Class B	0	0	0	0
Class C	130	1,270	352	3,594
Class R	5	43	0	0
Issued as reinvestment of distributions
Institutional Class	111	1,053	237	2,429
Class P	1	12	1	13
Class D	3	24	10	105
Class A	1	5	13	138
Class B	0	0	0	0
Class C	0	0	2	24
Class R	0	0	0	0
Cost of shares redeemed
Institutional Class	(5,919)	(57,073)	(923)	(9,501)
Class P	(224)	(2,166)	(7)	(76)
Class D	(840)	(8,063)	(454)	(4,653)
Class A	(576)	(5,481)	(157)	(1,612)
Class B	0	0	0	0
Class C	(155)	(1,486)	(22)	(226)
Class R	0	0	0	0
Net increase resulting from Fund share transactions	39,447	$379,760	22,566	$231,955

(1)	As of September 30, 2013, one shareholder owned 10% or more of the total Fund’s outstanding shares comprising 19% of the Fund, and the shareholder is a related party of the Fund.*
(2)	As of September 30, 2013, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 73% of the Fund, and each of the two shareholders are related parties of the Fund.*
(3)	As of September 30, 2013, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 50% of the Fund, and each of the two shareholders are related parties of the Fund.*
(4)	As of September 30, 2013, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 40% of the Fund, and each of the two shareholders are related parties of the Fund.*
(5)	As of September 30, 2013, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 36% of the Fund.
*	Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with U.S. GAAP, the Investment Adviser has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2013, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending in 2010-2012, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative instruments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

108	PIMCO REAL RETURN STRATEGY FUNDS

September 30, 2013 (Unaudited)

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, each Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through any Investments in its respective Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and a Fund’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of a Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for Federal income tax purposes.

As of September 30, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Fund Name	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Appreciation/ (Depreciation)
PIMCO Real Income 2019 Fund®	$19,208	$79	$(365)	$(286)
PIMCO Real Income 2029 Fund®	19,257	225	(540)	(315)
PIMCO Real Return Asset Fund	721,958	9,491	(16,810)	(7,319)
PIMCO RealEstateRealReturn Strategy Fund	3,218,592	16,312	(190,292)	(173,980)
PIMCO CommoditiesPLUS® Short Strategy Fund	13,556	0	(238)	(238)
PIMCO CommoditiesPLUS® Strategy Fund	5,962,466	0	(398,521)	(398,521)
PIMCO Inflation Response Multi-Asset Fund	629,197	1,747	(14,738)	(12,991)

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	109

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.
BCY	Barclays Capital, Inc.	FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.
BOA	Bank of America N.A.	FOB	Credit Suisse Securities (USA) LLC	RBC	Royal Bank of Canada
BOM	Bank of Montreal	GLM	Goldman Sachs Bank USA	RDR	RBC Dain Rausher, Inc.
BOS	Banc of America Securities LLC	GRE	RBS Securities, Inc.	RYL	Royal Bank of Scotland Group PLC
BPG	BNP Paribas Securities Corp.	GSC	Goldman Sachs & Co.	SCX	Standard Chartered Bank
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SOG	Societe Generale
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.
BSN	Bank of Nova Scotia	JPM	JPMorgan Chase Bank N.A.	TDM	TD Securities (USA) LLC
CBK	Citibank N.A.	JPS	JPMorgan Securities, Inc.	UAG	UBS AG Stamford
CIB	Canadian Imperial Bank of Commerce	MAC	Macquarie Bank Limited

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	RUB	Russian Ruble
BRL	Brazilian Real	HKD	Hong Kong Dollar	SEK	Swedish Krona
CAD	Canadian Dollar	INR	Indian Rupee	SGD	Singapore Dollar
CLP	Chilean Peso	JPY	Japanese Yen	THB	Thai Baht
CNY	Chinese Renminbi	MXN	Mexican Peso	USD	United States Dollar
DKK	Danish Krone	NZD	New Zealand Dollar	ZAR	South African Rand
EUR	Euro	PLN	Polish Zloty

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	COMEX	Commodity Exchange, Inc.	NYMEX	New York Mercantile Exchange
CBOT	Chicago Board of Trade	ICE	IntercontinentalExchange®	OTC	Over-the-Counter
CME	Chicago Mercantile Exchange	LME	London Metal Exchange

Index Abbreviations:
BRENT 4Q13	Fourth Quarter of 2013 Brent Crude	GOCO 2H13	2nd Half 2013 Gasoil Crack Calendar Swap	LLS BRT CAL13	2013 Iis-Brent Spread Calendar Swap
BRTDUBAI 2H13	2nd Half 2013 Brent-Dubai Spread Calendar Swap	GOCO CAL14	2014 Gasoil Crack Calendar Swap	LSFOCO 2H13	2nd Half 2013 Fuel Oil Crack Calendar Swap
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	GOCO V3	October of 2013 Gasoil Crack Calendar Swap	LSHSFO CAL15	2015 Calendar Fuel Oil Crack Calendar Swap
CSIXTR	Credit Suisse U.S. Dollar Total Return Index	GOLDLNPM	London Gold Market Fixing Ltd. PM	NGCAL19	Natural Gas Calendar 2019
DJUBSCOT	DJUBS Brent Crude TR	HSFOCO CAL14	2014 High Sulfur Fuel Oil-Brent Spread Calendar Swap	NRCAL16	Natural Gas Calendar 2016
DJUBSF1T	Dow Jones-UBS Commodity Index 1 Month Forward Total Return	JETNWE 1Q14	First Quarter of 2014 NWE CIF Jet Fuel	PLTMLNPM	London Platinum & Palladium Market PM Fix
DJUBSF3T	Dow Jones-UBS 3 Month Forward Total Return Commodity	JETNWE CAL14	2014 Calendar NWE CIF Jet Fuel	RBOB 4Q13	Fourth Quarter of 2013 Margin RBOB Gasoline
DJUBSGC	Dow Jones-UBS Gold Sub-Index	JMABDCO1	JP Morgan Custom Brent G1 Index	RBOBCO 4Q13	Fourth Quarter of 2013 Margin RBOB Gasoline vs. Brent Crude
DJUBSHG	Dow Jones-UBS Copper Sub-Index	JMABNIC0	JPMorgan Nic 0 Custom Index	RBOBCO V3	October of 2013 Margin RBOB Gasoline vs. Brent Crude
DJUBSTR	Dow Jones-UBS Commodity Index Total Return	JMABNICP	JPMorgan Nic P Custom Index	SPGCICP	S&P GSCI Copper Index Excess Return
DWRTFT	Dow Jones Wilshire REIT Total Return Index	JMCU3A3T	Dow Jones-UBS 3 Month Forward Total Return Pre Roll	ULSDNWE 1Q14	First Quarter of 2014 Ultra-Low Sulfur Diesel NWE
ENHGD84T	Dow Jones-AIG E84 Total Return	JMCU3A5T	Dow Jones-UBS 5 Month Forward Total Return Pre Roll	ULSDNWE CAL14	2014 Calendar Ultra-Low Sulfur Diesel NWE
FRCPXTOB	France Consumer Price ex-Tobacco Index	LLS BRT 2H13	2nd Half 2013 Iis-Brent Spread Calendar Swap

Other Abbreviations:
ABS	Asset-Backed Security	ETN	Exchange Traded Notes	RBOB	Reformulated Blendstock for Oxygenate Blending
CBO	Collateralized Bond Obligation	EURIBOR	Euro Interbank Offered Rate	SPDR	Standard & Poor’s Depository Receipts
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	WTI	West Texas Intermediate
CDO	Collateralized Debt Obligation	NCUA	National Credit Union Administration	YOY	Year-Over-Year
CLO	Collateralized Loan Obligation	oz.	Ounce

110	PIMCO REAL RETURN STRATEGY FUNDS

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Sub-Advisory Agreements

(Unaudited)

At a meeting held on August 12-13, 2013, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including all of the independent Trustees, approved the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s series (the “Funds”) for an additional one-year term through August 31, 2014. The Board also considered and approved for an additional one-year term through August 31, 2014, the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Funds. The Board also considered and approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“RALLC”), on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, for an additional one-year term through August 31, 2014; and (ii) Sub-Advisory Agreements (the “Sub-Advisory Agreements”) with RALLC, on behalf of PIMCO EM Fundamental IndexPLUS® AR Strategy Fund, PIMCO Fundamental Advantage Absolute Return Strategy Fund, PIMCO Fundamental IndexPLUS® AR Fund, PIMCO International Fundamental IndexPLUS® AR Strategy Fund, PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund and PIMCO Worldwide Fundamental Advantage AR Strategy Fund, each a series of the Trust, for an additional one-year term through August 31, 2014.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Funds’ investment performance and a significant amount of information relating to fund operations, including the Funds’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Funds, and, if available, information about the fees charged and services provided to other clients with similar investment mandates as the Funds. The

Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 12-13, 2013 meeting. The independent Trustees also met with counsel to the Trust on August 2, 2013 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to fund profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	111

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Sub-Advisory Agreements (Cont.)

and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders; and its attention to matters that may involve conflicts of interest between the Funds’ investments and those of other accounts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time, including the PIMCO All Asset suite, the PIMCO CommodityRealReturn Strategy Fund®, the PIMCO Emerging Markets Corporate Bond Fund, the PIMCO Global Advantage® Strategy Bond Fund, the PIMCO Global Multi-Asset Fund, the PIMCO RealRetirement® Funds, the PIMCO Real Return Fund and the PIMCO Unconstrained Bond Fund.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Funds do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only the counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2012, including, but not limited to, undertaking significant technology and outsourcing initiatives, expanding the quality management system for processes/activities, implementing a new relationship management model with key intermediaries, enhancing the Funds’ recordkeeping system to comply with Internal Revenue Service cost basis reporting requirements, transitioning to a proprietary platform for shareholder cash flow reporting, continuing to refine the “Pricing Portal” to streamline and automate certain pricing functions, continuing to migrate shareholder confirmation and statement creation and mailing to Broadridge Investor Connection Solutions, Inc., streamlining processes to enable earlier daily net asset value delivery to major intermediary clients and to enhance transparency in the pricing process, working with PricewaterhouseCoopers LLP to analyze the impact of the Foreign Account Tax Compliance Act, and engaging in extensive preparation and testing of business continuity capabilities to respond quickly in the event of a crisis.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by RALLC to the PIMCO EM Fundamental IndexPLUS® AR Strategy Fund, PIMCO Fundamental Advantage Absolute Return Strategy Fund, PIMCO Fundamental IndexPLUS® AR Fund, PIMCO International Fundamental IndexPLUS® AR Strategy Fund, PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund and PIMCO Worldwide Fundamental Advantage AR Strategy Fund. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreement and Sub-Advisory Agreements are likely to benefit the Funds and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Funds under the Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

112	PIMCO REAL RETURN STRATEGY FUNDS

(Unaudited)

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Funds’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2013 and other performance data, as available, for the period ended June 30, 2013 (the “PIMCO Report”) and from Lipper concerning the Funds’ one-, three-, five-, ten- and fifteen-year performance, as available, for the periods ended May 31, 2013 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 12-13, 2013 meeting. The Trustees noted that the assets of the Funds continued to grow and that a majority of the Funds outperformed the Lipper medians over the three-year and longer periods ended May 31, 2013. The Board noted that, as of May 31, 2013, the Institutional Class of 66%, 79% and 72% of the Funds outperformed its Lipper category median over the three-year, five-year and ten-year period, respectively. The Trustees considered that other classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Funds may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the funds’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Funds offer (i.e., Funds may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Funds and their so-called peers may be inexact.

The Board noted that, of the Funds with at least five years of performance history, 93% of the PIMCO Funds’ assets (based on Institutional Class Performance) have outperformed the relative benchmark indexes on a net-of-fees basis over the five-year period ended May 31, 2013. The Board also noted that, according to Lipper, the Funds generally performed well versus competitors during the short- and long-term, but that certain Funds had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered PIMCO’s proposal to reduce the advisory fees and supervisory and administrative fees for certain Funds effective October 1, 2013, and historic fee reductions, including the supervisory and administrative fee reductions that took effect in May 2011.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, while providing premium investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Fund returns to current and potential investors. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers reductions where appropriate, and noted in particular, the proposed reductions in the advisory fees and supervisory and administrative fees for certain Funds effective October 1, 2013. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	113

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Sub-Advisory Agreements (Cont.)

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds.

The Board also reviewed data comparing the Funds’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Funds were equal to or lower than PIMCO standard separate account fee rates in 34 out of 48 strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Funds, the size of the assets under management with PIMCO, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. In considering the fees paid by the Funds, the Board also noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same fee rates as institutional investors in the Funds.

The Board also considered the Funds’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Funds’ business has become increasingly complex and the number of Funds has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare PIMCO Funds’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Funds. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. The Board noted that several Funds launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Funds’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying Funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying Funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Fund fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels even if the Funds’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Fund, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

114	PIMCO REAL RETURN STRATEGY FUNDS

(Unaudited)

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Fund’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Funds and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Fund’s operating costs rise. The Board reviewed the history of the Funds’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Fund at specified levels for a period of time to make the Funds attractive to an institutional shareholder base. The Board noted that additional Funds and share classes have been launched on that institutional platform, which has meant that, overall, the Funds have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Funds had been set competitively, had been reduced for some Funds over time including the proposed reductions for certain Funds, had been held steady for most Funds as assets grew and continued to be competitive compared with peers. The Trustees noted that the absence of breakpoints in the Funds’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. The Trustees noted that the benefits of the unified fee were apparent during the recent financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets.

The Board concluded that the Funds’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Funds, to the benefit of Fund shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Funds. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Funds and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Funds’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and RALLC favored the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreements. The Board concluded that the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreement and the Sub-Advisory Agreements, and that the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreements was in the best interests of the Funds and their shareholders.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	115

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class B, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

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PF4006SAR_093013

Your Global Investment Authority

PIMCO Funds

Semiannual Report

September 30, 2013

Short Duration Strategy Funds

PIMCO Government Money Market Fund

PIMCO Low Duration Fund

PIMCO Low Duration Fund II

PIMCO Low Duration Fund III

PIMCO Money Market Fund

PIMCO Short Asset Investment Fund

PIMCO Short-Term Fund

Share Classes

■	Institutional
■	M
■	P
■	Administrative
■	D
■	A
■	B
■	C
■	R

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		13
Benchmark Descriptions		15
Financial Highlights		16
Statements of Assets and Liabilities		26
Statements of Operations		30
Statements of Changes in Net Assets		32
Statements of Cash Flows		34
Notes to Financial Statements		94
Glossary		114
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Sub-Advisory Agreements		115

Fund	Fund Summary	Schedule of Investments

PIMCO Government Money Market Fund	6	35
PIMCO Low Duration Fund	7	37
PIMCO Low Duration Fund II	8	54
PIMCO Low Duration Fund III	9	61
PIMCO Money Market Fund	10	71
PIMCO Short Asset Investment Fund	11	73
PIMCO Short-Term Fund	12	78

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Over the past six months, investors witnessed periods of heightened market volatility brought on by uncertainty around monetary and fiscal policy, geopolitical concerns in Egypt and Syria, and a slower than-historically expected rebound in the global economy.

In particular, beginning in late May conditions in financial markets deteriorated rapidly as investors reacted to signals by the Federal Reserve (“Fed”) that it might begin to slow its quantitative easing (QE3) asset purchases. Fed Chairman Ben Bernanke outlined a plan for eventually tapering purchases of U.S. Treasuries and mortgage-backed securities (“MBS”) as the U.S. economy begins to meet certain growth targets. This shift in tone in late May spooked investors, and fueled a broad-based sell-off in fixed income assets through June and again in early September, raising prices for market liquidity and sending yields higher across the risk spectrum.

However, the volatility led to a policy clarification in mid-September. While markets had already begun pricing in a “taper lite,” the Fed surprised most investors when it announced that not only would no tapering occur for now, but also that it had broadened its unemployment and inflation targets. The decision to maintain its $85 billion monthly purchases was believed to reflect the sluggishness of the U.S. economic recovery and continued concerns about fiscal uncertainty in Washington. It also highlighted the unprecedented dependence of asset prices on central bank policy in the absence of strong economic fundamentals. The Fed’s tempered economic outlook and decision to hold off any tapering for the time being, while maintaining the Federal Funds Rate within a narrow range of 0-25 basis points, helped to stabilize bond prices.

Towards the end of the reporting period and into October, investors were kept on edge by the uncertain fiscal policy landscape—namely the partial shutdown of the U.S. government that began during the first week of October, the ongoing debt ceiling negotiations between the White House and Congress, and confirmation proceedings for the next Fed Chairman. Investors were relieved by the last-minute deal announced on October 17 that reached an agreement to reopen the U.S. government and raise the debt ceiling. However, political rancor and dysfunction in Washington is likely to contribute to further volatility in the financial markets.

Although markets have stabilized somewhat and bond yields have generally moved lower from the highs reached in early September, the need for vigilance has increased. The global markets and economy remain uncertain, with potential for added instability from fiscal mishaps in Washington or geopolitical events such as those in Egypt and Syria.

Included below are highlights of the financial markets during our six-month reporting period:

■

U.S. Treasuries generally underperformed most other developed sovereign bond markets on a hedged basis during the reporting period. The threat of a reduction in the Fed’s asset purchase program (QE3) weighed on U.S. Treasuries through much of the summer, when the 10-year U.S. Treasury yield reached a high of 3.00% in September. U.S. Treasury yields subsequently fell in mid-September due to lower-than-expected job growth, among other sluggish economic indicators, and the Fed’s decision not to taper its asset purchase program. The yield on the benchmark 10-year U.S. Treasury note was 2.61% at the end of the reporting period, compared with 1.85% on March 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, declined 1.77% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) declined 6.40%, as represented by the Barclays U.S. TIPS Index. Real rates backed up beginning in late May amid the Fed’s comments that it would begin to scale down monthly asset purchases by the end of the year if the economy grows as expected. In addition, technical factors further pressured the U.S. TIPS market, causing U.S. TIPS to underperform nominal U.S. Treasuries. Real rate volatility subsided towards the end of the reporting period in response to the Fed’s September announcement to postpone tapering and as technicals improved. Diversified commodities posted negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 7.52%.

2	PIMCO SHORT DURATION STRATEGY FUNDS

■

Agency mortgage-backed securities outperformed like-duration U.S. Treasuries amid a general stabilization in interest rates and the Fed’s surprising decision not to taper towards the end of the reporting period. The Fed’s active participation in the MBS sector continued to drive differentiation in performance between coupons. As a result, mid-range coupons were notable outperformers relative to like-duration U.S. Treasuries. These “Fed-supported” origination coupons benefited from the Fed’s decision not to taper, as well as increased demand from real estate investment trusts (“REITs”) and money managers. Prices for non-Agency mortgages rose, particularly those with lower quality collateral. Commercial MBS also outperformed due to an increase in risk appetite on the back of continued accommodative monetary policies.

■

The U.S. investment grade credit market outperformed like-duration U.S. Treasuries as spreads tightened amid improving growth fundamentals in the U.S. and Europe. In terms of relative performance, the financial sector outperformed non-financials as balance sheets and profits continued to improve. The high yield sector also posted strong absolute returns, outperforming most other fixed income sectors driven by investor demand for higher yielding assets with lower duration (or sensitivity to changes in market interest rates) alongside concerns for rising interest rates.

■

Municipal bonds, both tax-exempt and taxable, posted negative absolute returns as municipal yields moved higher. Rising interest rate concerns associated with the possibility of Fed tapering, along with harmful headlines about municipal bonds issued by Detroit and Puerto Rico, drove market weakness during the period. Longer duration and lower quality municipal bonds underperformed the general municipal bond market, with new issue volume declining as issuers remained on the sidelines due to concern over a potential rising interest rate environment.

■

Emerging market (“EM”) fixed income assets underperformed U.S. Treasuries as speculation regarding Fed tapering and the implication of slower growth in China weighed on EM fixed income assets, both external and local, despite a September rally after the Fed decided against immediate tapering.

■

Despite a generally volatile period for equities globally, U.S. equities returned 8.31%, as measured by the S&P 500 Index, and global equities, as represented by the MSCI World Index, returned 8.87%. However, emerging market equities, as measured by the MSCI Emerging Markets Index, declined 2.78%.

On the following pages of this PIMCO Funds Semiannual Report, please find specific details of each Fund’s investment performance and a discussion of factors that most affected performance.

Thank you for the trust you have placed in us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com/investments to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board and President PIMCO Funds October 23, 2013

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a Fund. Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these and other risks is contained in each Fund’s prospectus. The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

On each individual Fund Summary page in this Semiannual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflects any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class B shares are subject to a CDSC, which declines from 3.5% (or 5% for certain Funds) in the first year to 0% at the end of the fifth year (or sixth year for certain Funds). As of November 1, 2009, Class B shares of PIMCO Funds are no longer available for purchase, except through exchanges and dividend reinvestments. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. (These charges do not apply to the PIMCO Government Money Market Fund or PIMCO Money Market Fund.) The Cumulative Returns Chart reflects only Institutional Class performance (or Class M in the case of the PIMCO Government Money Market Fund). Performance for Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares is typically lower than Institutional Class (or Class M) performance due to the lower expenses paid by Institutional Class (or Class M) shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on each individual Fund Summary page are as of the currently effective prospectus, as supplemented to date. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 at the end of the month that the Institutional Class of the Fund (or Class M) commenced operations. The minimum initial investment amount for Institutional Class, Class M, Class P, or Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same Fund Classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes.

4	PIMCO SHORT DURATION STRATEGY FUNDS

The following table discloses the inception dates of each Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class M	Class P	Administrative Class	Class D	Class A	Class B	Class C	Class R
PIMCO Government Money Market Fund	01/27/09	—	01/27/09	05/14/09	—	—	05/14/09	—	05/14/09	—
PIMCO Low Duration Fund	05/11/87	05/11/87	—	04/30/08	01/03/95	04/08/98	01/13/97	01/13/97	01/13/97	12/31/02
PIMCO Low Duration Fund II	10/31/91	10/31/91	—	12/31/09	02/02/98	—	—	—	—	—
PIMCO Low Duration Fund III	12/31/96	12/31/96	—	11/19/10	03/19/99	—	—	—	—	—
PIMCO Money Market Fund	03/01/91	03/01/91	—	—	01/25/95	—	01/13/97	01/13/97	01/13/97	—
PIMCO Short Asset Investment Fund	05/31/12	05/31/12	—	05/31/12	05/31/12	05/31/12	05/31/12	—	—	—
PIMCO Short-Term Fund	10/07/87	10/07/87	—	04/30/08	02/01/96	04/08/98	01/20/97	01/20/97	01/20/97	12/31/02

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares (or Class M shares in the case of the PIMCO Government Money Market Fund). The prior Institutional Class (or Class M) performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares, respectively.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	5

PIMCO Government Money Market Fund

Class M - PGFXX	Class A - AMAXX
Class P - PGPXX	Class C - AMGXX

Cumulative Returns Through September 30, 2013

Allocation Breakdown‡

Treasury Repurchase Agreements	42.7%
Government Agency Repurchase Agreements	27.7%
Treasury Debt	28.9%
Other	0.7%
‡	% of Total Investments as of 09/30/13

Average Annual Total Return for the period ended September 30, 2013
	7-Day Yield	30-Day Yield	6 Months*	1 Year	Fund Inception (01/27/09)
PIMCO Government Money Market Fund Class M	0.00%	0.00%	0.00%	0.03%	0.08%
PIMCO Government Money Market Fund Class P	0.00%	0.00%	0.00%	0.02%	0.06%
PIMCO Government Money Market Fund Class A	0.00%	0.00%	0.00%	0.02%	0.04%
PIMCO Government Money Market Fund Class C	0.00%	0.00%	0.00%	0.02%	0.04%
Citigroup 3-Month Treasury Bill Index			0.03%	0.07%	0.10%	**
Lipper Institutional U.S. Government Money Markets Funds Average			0.01%	0.01%	0.04%	**

All Fund returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 01/31/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.18% for Class M shares, 0.28% for Class P shares, 0.33% for Class A shares, and 0.33% for Class C shares.

Money Market funds are not insured or guaranteed by FDIC or any other government agency and although such funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in Money Market funds. If there is a material difference between the quoted total return and the quoted current yield, the yield quotation more closely reflects the current earnings of the portfolio than the total return quotation. Yields are computed by SEC-prescribed calculations and are subject to change.

Portfolio Insights

»

The PIMCO Government Money Market Fund seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 80% of its assets in a portfolio of U.S. government securities. The Fund may invest in the following: U.S. Treasury bills, notes, and other obligations issued by, or guaranteed as to principal and interest by, the U.S. government (including its agencies and instrumentalities) and repurchase agreements secured by such obligations.

»	The Fund had a focus on high-quality and short-maturity assets during the reporting period.

»	The Fund’s weighted average maturity was maintained over the reporting period as short term interest rates were zero-bound due to Federal Reserve policy actions.

»	The Fund reduced its exposure to Agency securities in order to increase allocations to U.S. Treasuries in order to maintain portfolio liquidity.

»	The Fund maintained its holdings of collateralized repurchase agreements in order to maintain a stable net asset value (“NAV”) and liquidity profile.

6	PIMCO SHORT DURATION STRATEGY FUNDS

PIMCO Low Duration Fund

Institutional Class - PTLDX	Class A - PTLAX
Class P - PLDPX	Class B - PTLBX
Administrative Class - PLDAX	Class C - PTLCX
Class D - PLDDX	Class R - PLDRX

Cumulative Returns Through September 30, 2013

Allocation Breakdown‡

Short-Term Instruments	37.6%
U.S. Government Agencies	17.9%
Corporate Bonds & Notes	16.8%
U.S. Treasury Obligations	10.4%
Mortgage-Backed Securities	7.4%
Other	9.9%
‡	% of Total Investments as of 09/30/13

Average Annual Total Return for the period ended September 30, 2013
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (05/11/87)
PIMCO Low Duration Fund Institutional Class	-0.98%	0.00%	5.34%	3.94%	6.21%
PIMCO Low Duration Fund Class P	-1.03%	-0.10%	5.23%	3.83%	6.13%
PIMCO Low Duration Fund Administrative Class	-1.10%	-0.25%	5.08%	3.68%	5.94%
PIMCO Low Duration Fund Class D	-1.12%	-0.29%	5.03%	3.62%	5.90%
PIMCO Low Duration Fund Class A	-1.15%	-0.34%	4.95%	3.52%	5.74%
PIMCO Low Duration Fund Class A (adjusted)	-3.37%	-2.58%	4.48%	3.29%	5.62%
PIMCO Low Duration Fund Class B	-1.52%	-1.08%	4.17%	2.98%	5.53%
PIMCO Low Duration Fund Class B (adjusted)	-6.42%	-5.91%	3.83%	2.98%	5.53%
PIMCO Low Duration Fund Class C	-1.30%	-0.63%	4.59%	3.08%	5.25%
PIMCO Low Duration Fund Class C (adjusted)	-2.28%	-1.60%	4.59%	3.08%	5.25%
PIMCO Low Duration Fund Class R	-1.27%	-0.58%	4.69%	3.26%	5.47%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	0.18%	0.36%	1.62%	2.58%	5.19%
Lipper Short Investment Grade Debt Funds Average	-0.21%	0.52%	3.21%	2.71%	5.06%	**

All Fund returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 04/30/1987.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares, 5.00% CDSC on Class B shares one- and five-year returns, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.46% for Institutional Class shares, 0.56% for Class P shares, 0.71% for Administrative Class shares, 0.75% for Class D shares, 0.80% for Class A shares, 1.55% for Class B shares, 1.10% for Class C shares, and 1.05% for Class R shares.

Portfolio Insights

»

The PIMCO Low Duration Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

An overweight duration position (or sensitivity to changes in market interest rates) detracted from performance as U.S. Treasury yields increased across much of the yield curve during the reporting period.

»

Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from performance as inflation expectations, measured by the ten-year U.S. breakeven inflation rate, declined over the reporting period.

»	Exposure to investment grade corporates, especially an allocation to financials, was positive for performance as the Fund benefited from periods of narrowing spreads within the reporting period.

»	Select exposure to non-Agency mortgages contributed to performance as the sector provided positive incremental income during the reporting period.

»	Exposure to Agency mortgages detracted from performance as the sector underperformed short duration U.S. Treasuries during the reporting period.

»	Modest exposure to high yield securities contributed to performance due to positive total return in the sector.

»	Currency and interest rate exposure to Brazil detracted from performance as Brazilian yields rose and the Brazilian currency depreciated against the U.S. dollar during the reporting period.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	7

PIMCO Low Duration Fund II

Institutional Class - PLDTX	Administrative Class - PDFAX
Class P - PDRPX

Cumulative Returns Through September 30, 2013

Allocation Breakdown‡

U.S. Government Agencies	32.3%
Short-Term Instruments	28.4%
Corporate Bonds & Notes	14.9%
Mortgage-Backed Securities	9.9%
U.S. Treasury Obligations	7.4%
Asset-Backed Securities	6.6%
Other	0.5%
‡	% of Total Investments as of 09/30/13

Average Annual Total Return for the period ended September 30, 2013
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (10/31/91)
PIMCO Low Duration Fund II Institutional Class	-0.86%	-0.47%	4.22%	3.38%	4.92%
PIMCO Low Duration Fund II Class P	-0.91%	-0.57%	4.12%	3.27%	4.82%
PIMCO Low Duration Fund II Administrative Class	-0.99%	-0.72%	3.96%	3.12%	4.66%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	0.18%	0.36%	1.62%	2.58%	4.40%
Lipper Short Investment Grade Debt Funds Average	-0.21%	0.52%	3.21%	2.71%	4.44%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.50% for Institutional Class shares, 0.60% for Class P shares, and 0.75% for Administrative Class shares.

Portfolio Insights

»

The PIMCO Low Duration Fund II seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest only in investment grade U.S. dollar-denominated securities of U.S. issuers that are rated A or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality.

»

An overweight duration position (or sensitivity to changes in market interest rates) detracted from performance as U.S. Treasury yields increased across much of the yield curve during the reporting period.

»

Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from performance as inflation expectations, measured by the ten-year U.S. breakeven inflation rate, declined over the reporting period.

»	Exposure to investment grade corporates, especially an allocation to financials, was positive for performance as the Fund benefited from periods of narrowing spreads within the reporting period.

»	Select exposure to non-Agency mortgages contributed to performance as the sector provided positive incremental income during the reporting period.

»	Exposure to Agency mortgages detracted from performance as the sector underperformed short duration U.S. Treasuries during the reporting period.

8	PIMCO SHORT DURATION STRATEGY FUNDS

PIMCO Low Duration Fund III

Institutional Class - PLDIX	Administrative Class - PDRAX
Class P - PLUPX

Cumulative Returns Through September 30, 2013

Allocation Breakdown‡

Short-Term Instruments	27.9%
U.S. Government Agencies	26.7%
Corporate Bonds & Notes	21.0%
U.S. Treasury Obligations	8.8%
Mortgage-Backed Securities	5.7%
Asset-Backed Securities	5.4%
Other	4.5%
‡	% of Total Investments as of 09/30/13

Average Annual Total Return for the period ended September 30, 2013
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (12/31/96)
PIMCO Low Duration Fund III Institutional Class	-1.05%	-0.05%	5.05%	3.71%	4.74%
PIMCO Low Duration Fund III Class P	-1.10%	-0.15%	4.95%	3.60%	4.63%
PIMCO Low Duration Fund III Administrative Class	-1.17%	-0.30%	4.79%	3.45%	4.48%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	0.18%	0.36%	1.62%	2.58%	3.93%
Lipper Short Investment Grade Debt Funds Average	-0.21%	0.52%	3.21%	2.71%	3.87%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.50% for Institutional Class shares, 0.60% for Class P shares, and 0.75% for Administrative Class shares.

Portfolio Insights

»

The PIMCO Low Duration Fund III seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, with prohibitions on firms engaged in certain socially sensitive practices. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

An overweight duration position (or sensitivity to changes in market interest rates) detracted from performance as U.S. Treasury yields increased across much of the yield curve during the reporting period.

»

Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from performance as inflation expectations, measured by the ten-year U.S. breakeven inflation rate, declined over the reporting period.

»	Exposure to investment grade corporates, especially an allocation to financials, was positive for performance as the Fund benefited from periods of narrowing spreads within the reporting period.

»	Select exposure to non-Agency mortgages contributed to performance as the sector provided positive incremental income during the reporting period.

»	Modest exposure to high yield securities contributed to performance due to positive total return in the sector.

»	Currency and interest rate exposure to Brazil detracted from performance as Brazilian yields rose and the Brazilian currency depreciated against the U.S. dollar during the reporting period.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	9

PIMCO Money Market Fund

Institutional Class - PMIXX	Class B - PYCXX
Administrative Class - PMAXX	Class C - PKCXX
Class A - PYAXX

Cumulative Returns Through September 30, 2013

Allocation Breakdown‡

Treasury Repurchase Agreements	53.9%
Government Agency Repurchase Agreements	27.9%
Treasury Debt	17.7%
Government Agency Debt	0.5%
‡	% of Total Investments as of 09/30/13

Average Annual Total Return for the period ended September 30, 2013
	7-Day Yield	30-Day Yield	6 Months*	1 Year	5 Years	10 Years	Fund Inception (03/01/91)
PIMCO Money Market Fund Institutional Class	0.00%	0.01%	0.00%	0.02%	0.11%	1.65%	3.11%
PIMCO Money Market Fund Administrative Class	0.00%	0.00%	0.00%	0.02%	0.09%	1.52%	2.91%
PIMCO Money Market Fund Class A	0.00%	0.00%	0.00%	0.02%	0.09%	1.51%	2.90%
PIMCO Money Market Fund Class B	0.00%	0.00%	0.00%	0.02%	0.06%	1.22%	2.61%
PIMCO Money Market Fund Class C	0.00%	0.00%	0.00%	0.02%	0.09%	1.51%	2.91%
Citigroup 3-Month Treasury Bill Index			0.03%	0.07%	0.15%	1.61%	3.10%	**
Lipper Institutional Money Market Funds Average			0.01%	0.04%	0.20%	1.69%	3.21%	**

All Fund returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 02/28/1991.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.32% for Institutional Class shares, 0.32% for Administrative Class shares, 0.47% for Class A shares, 0.47% for Class B shares, and 0.47% for Class C shares.

Money Market funds are not insured or guaranteed by FDIC or any other government agency and although such funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in Money Market funds. If there is a material difference between the quoted total return and the quoted current yield, the yield quotation more closely reflects the current earnings of the portfolio than the total return quotation. Yields are computed by SEC-prescribed calculations and are subject to change.

Portfolio Insights

»

The PIMCO Money Market Fund seeks maximum current income, consistent with preservation of capital and daily liquidity, by complying with the quality, maturity and diversification of securities requirements applicable to money market funds.

»	The Fund had a focus on high-quality and short-maturity assets during the reporting period.

»	The Fund’s weighted average maturity was maintained over the reporting period as short term interest rates were zero-bound due to Federal Reserve policy actions.

»	The Fund maintained its holdings of collateralized repurchase agreements in order to maintain a stable net asset value (“NAV”) and liquidity profile.

»	The Fund reduced its exposure to Agency securities in order to increase allocations to U.S. Treasuries in order to maintain portfolio liquidity.

10	PIMCO SHORT DURATION STRATEGY FUNDS

PIMCO Short Asset Investment Fund

Institutional Class - PAIDX	Class D - PAIUX
Class P - PAIPX	Class A - PAIAX
Administrative Class - PAIQX

Cumulative Returns Through September 30, 2013

Allocation Breakdown‡

Corporate Bonds & Notes	45.1%
U.S. Treasury Obligations	15.8%
Short-Term Instruments	13.1%
Asset-Backed Securities	9.1%
U.S. Government Agencies	4.5%
Other	12.4%
‡	% of Total Investments as of 09/30/13

Average Annual Total Return for the period ended September 30, 2013
	6 Months*	1 Year	Fund Inception (05/31/12)
PIMCO Short Asset Investment Fund Institutional Class	0.36%	0.78%	1.61%
PIMCO Short Asset Investment Fund Class P	0.31%	0.68%	1.51%
PIMCO Short Asset Investment Fund Administrative Class	0.23%	0.53%	1.36%
PIMCO Short Asset Investment Fund Class D	0.18%	0.44%	1.27%
PIMCO Short Asset Investment Fund Class A	0.18%	0.44%	1.26%
PIMCO Short Asset Investment Fund Class A (adjusted)	-2.06%	-1.80%	-0.45%
Citigroup 3-Month Treasury Bill Index	0.03%	0.07%	0.07%
Lipper Short Investment Grade Debt Funds Average	-0.21%	0.52%	2.04%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.38% for Institutional Class shares, 0.48% for Class P shares, 0.63% for Administrative Class shares, 0.73% for Class D shares, and 0.73% for Class A shares.

Portfolio Insights

»

The PIMCO Short Asset Investment Fund seeks maximum current income, consistent with daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	The Fund had an overweight duration position (or sensitivity to changes in market interest rates) which benefited performance as very short-term U.S. Treasury yields fell during the reporting period.

»

Exposure to investment grade corporate securities added to overall performance due to positive income and security selection within the sector, despite a widening of credit spreads over the reporting period.

»	Exposure to U.S. Agency securities benefited performance as very short-term Agency yields fell and provided incremental yield over U.S. Treasuries.

»	An allocation to asset-backed securities detracted from performance as the sector experienced negative returns over the reporting period.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	11

PIMCO Short-Term Fund

Institutional Class - PTSHX	Class A - PSHAX
Class P - PTSPX	Class B - PTSBX
Administrative Class - PSFAX	Class C - PFTCX
Class D - PSHDX	Class R - PTSRX

Cumulative Returns Through September 30, 2013

Allocation Breakdown‡

Corporate Bonds & Notes	42.9%
Short-Term Instruments	14.3%
U.S. Treasury Obligations	13.6%
Sovereign Issues	8.2%
Mortgage-Backed Securities	7.2%
U.S. Government Agencies	7.1%
Other	6.7%
‡	% of Total Investments as of 09/30/13

Average Annual Total Return for the period ended September 30, 2013
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (10/07/87)
PIMCO Short-Term Fund Institutional Class	0.11%	0.96%	2.67%	2.78%	4.77%
PIMCO Short-Term Fund Class P	0.06%	0.86%	2.57%	2.68%	4.68%
PIMCO Short-Term Fund Administrative Class	-0.02%	0.70%	2.42%	2.52%	4.51%
PIMCO Short-Term Fund Class D	-0.02%	0.70%	2.39%	2.48%	4.48%
PIMCO Short-Term Fund Class A	-0.02%	0.70%	2.36%	2.44%	4.38%
PIMCO Short-Term Fund Class A (adjusted)	-2.27%	-1.56%	1.90%	2.21%	4.30%
PIMCO Short-Term Fund Class B	-0.37%	-0.03%	1.64%	1.92%	4.17%
PIMCO Short-Term Fund Class B (adjusted)	-5.35%	-5.01%	1.26%	1.92%	4.17%
PIMCO Short-Term Fund Class C	-0.17%	0.40%	2.06%	2.14%	4.07%
PIMCO Short-Term Fund Class C (adjusted)	-1.16%	-0.59%	2.06%	2.14%	4.07%
PIMCO Short-Term Fund Class R	-0.14%	0.46%	2.11%	2.19%	4.21%
Citigroup 3-Month Treasury Bill Index	0.03%	0.07%	0.15%	1.61%	3.68%	**
Lipper Ultra-Short Obligation Funds Average	-0.10%	0.36%	1.41%	1.99%	4.83%	**

All Fund returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 09/30/1987.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares, 5.00% CDSC on Class B shares one- and five-year returns, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.46% for Institutional Class shares, 0.56% for Class P shares, 0.71% for Administrative Class shares, 0.71% for Class D shares, 0.71% for Class A shares, 1.46% for Class B shares, 1.01% for Class C shares, and 0.96% for Class R shares.

Portfolio Insights

»

The PIMCO Short-Term Fund seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

The Fund had an overweight duration position (or sensitivity to changes in market interest rates) which benefited performance as very short-term U.S. Treasury yields fell across the yield curve during the reporting period.

»

Exposure to investment grade corporate securities added to overall performance due to positive income and security selection within the sector, despite a widening of credit spreads over the reporting period.

»	Exposure to mortgages, specifically non-Agency mortgage-backed securities, added to performance due to positive incremental income generated by the securities.

»	Short currency positions in the euro and British pound detracted from performance as these currencies appreciated against the U.S. dollar over the reporting period.

12	PIMCO SHORT DURATION STRATEGY FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2013 to September 30, 2013 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Beginning Account Value (04/01/13)	Ending Account Value (09/30/13)	Expenses Paid During Period*	Beginning Account Value (04/01/13)	Ending Account Value (09/30/13)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Government Money Market Fund
Class M	$1,000.00	$1,000.00	$0.50	$1,000.00	$1,024.57	$0.51	0.10%
Class P	1,000.00	1,000.00	0.50	1,000.00	1,024.57	0.51	0.10
Class A	1,000.00	1,000.00	0.45	1,000.00	1,024.62	0.46	0.09
Class C	1,000.00	1,000.00	0.50	1,000.00	1,024.57	0.51	0.10
PIMCO Low Duration Fund
Institutional Class	$1,000.00	$990.20	$2.30	$1,000.00	$1,022.76	$2.33	0.46%
Class P	1,000.00	989.70	2.79	1,000.00	1,022.26	2.84	0.56
Administrative Class	1,000.00	989.00	3.54	1,000.00	1,021.51	3.60	0.71
Class D	1,000.00	988.80	3.74	1,000.00	1,021.31	3.80	0.75
Class A	1,000.00	988.50	3.99	1,000.00	1,021.06	4.05	0.80
Class B	1,000.00	984.80	7.71	1,000.00	1,017.30	7.84	1.55
Class C	1,000.00	987.00	5.48	1,000.00	1,019.55	5.57	1.10
Class R	1,000.00	987.30	5.23	1,000.00	1,019.80	5.32	1.05
PIMCO Low Duration Fund II
Institutional Class	$1,000.00	$991.40	$2.50	$1,000.00	$1,022.56	$2.54	0.50%
Class P	1,000.00	990.90	2.99	1,000.00	1,022.06	3.04	0.60
Administrative Class	1,000.00	990.10	3.74	1,000.00	1,021.31	3.80	0.75

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	13

Expense Examples (Cont.)

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Beginning Account Value (04/01/13)	Ending Account Value (09/30/13)	Expenses Paid During Period*	Beginning Account Value (04/01/13)	Ending Account Value (09/30/13)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Low Duration Fund III
Institutional Class	$1,000.00	$989.50	$2.49	$1,000.00	$1,022.56	$2.54	0.50%
Class P	1,000.00	989.00	2.99	1,000.00	1,022.06	3.04	0.60
Administrative Class	1,000.00	988.30	3.74	1,000.00	1,021.31	3.80	0.75
PIMCO Money Market Fund
Institutional Class	$1,000.00	$1,000.00	$0.45	$1,000.00	$1,024.62	$0.46	0.09%
Administrative Class	1,000.00	1,000.00	0.50	1,000.00	1,024.57	0.51	0.10
Class A	1,000.00	1,000.00	0.45	1,000.00	1,024.62	0.46	0.09
Class B	1,000.00	1,000.00	0.45	1,000.00	1,024.62	0.46	0.09
Class C	1,000.00	1,000.00	0.40	1,000.00	1,024.67	0.41	0.08
PIMCO Short Asset Investment Fund
Institutional Class	$1,000.00	$1,003.60	$1.26	$1,000.00	$1,023.82	$1.27	0.25%
Class P	1,000.00	1,003.10	1.76	1,000.00	1,023.31	1.78	0.35
Administrative Class	1,000.00	1,002.30	2.51	1,000.00	1,022.56	2.54	0.50
Class D	1,000.00	1,001.80	3.01	1,000.00	1,022.06	3.04	0.60
Class A	1,000.00	1,001.80	3.01	1,000.00	1,022.06	3.04	0.60
PIMCO Short-Term Fund
Institutional Class	$1,000.00	$1,001.10	$2.31	$1,000.00	$1,022.76	$2.33	0.46%
Class P	1,000.00	1,000.60	2.81	1,000.00	1,022.26	2.84	0.56
Administrative Class	1,000.00	999.80	3.56	1,000.00	1,021.51	3.60	0.71
Class D	1,000.00	999.80	3.56	1,000.00	1,021.51	3.60	0.71
Class A	1,000.00	999.80	3.56	1,000.00	1,021.51	3.60	0.71
Class B	1,000.00	996.30	7.16	1,000.00	1,017.90	7.23	1.43
Class C	1,000.00	998.30	5.06	1,000.00	1,020.00	5.11	1.01
Class R	1,000.00	998.60	4.81	1,000.00	1,020.26	4.86	0.96

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

** The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in note 8 in the Notes to Financial Statements.

14	PIMCO SHORT DURATION STRATEGY FUNDS

Benchmark Descriptions

Index	Description

Barclays U.S. Aggregate Index	Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays U.S. TIPS Index	Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Inflation Notes Index. It is not possible to invest directly in an unmanaged index.

BofA Merrill Lynch 1-3 Year U.S. Treasury Index	The BofA Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years. It is not possible to invest directly in an unmanaged index.

Citigroup 3-Month Treasury Bill Index	Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in an unmanaged index.

Dow Jones-UBS Commodity Index Total Return	Dow Jones-UBS Commodity Index Total Return is an unmanaged index composed of futures contracts on 20 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

MSCI Emerging Markets Index (Net Dividends in USD)	The MSCI Emerging Markets Index (Net Dividends in USD) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in the index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 24 developed market country indices. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	15

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)		Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO Government Money Market Fund
Class M
04/01/2013 - 09/30/2013+	$1.00	$0.00	^	$0.00	$0.00	^	$(0.00)^	$0.00	$(0.00)^
03/31/2013	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^
03/31/2012	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^
03/31/2011	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^
03/31/2010	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^
01/27/2009 - 03/31/2009	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^
Class P
04/01/2013 - 09/30/2013+	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^
03/31/2013	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^
03/31/2012	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^
03/31/2011	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^
05/14/2009 - 03/31/2010	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^
Class A
04/01/2013 - 09/30/2013+	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^
03/31/2013	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^
03/31/2012	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^
03/31/2011	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^
05/14/2009 - 03/31/2010	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^
Class C
04/01/2013 - 09/30/2013+	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^
03/31/2013	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^
03/31/2012	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^
03/31/2011	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^
05/14/2009 - 03/31/2010	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^

PIMCO Low Duration Fund
Institutional Class
04/01/2013 - 09/30/2013+	$10.50	$0.06		$(0.16)	$(0.10)		$(0.10)	$0.00	$(0.10)
03/31/2013	10.40	0.15		0.35	0.50		(0.29)	(0.11)	(0.40)
03/31/2012	10.44	0.19		0.05	0.24		(0.28)	0.00	(0.28)
03/31/2011	10.44	0.21		0.22	0.43		(0.24)	(0.19)	(0.43)
03/31/2010	9.30	0.27		1.18	1.45		(0.30)	(0.01)	(0.31)
03/31/2009	10.14	0.42		(0.71)	(0.29)		(0.42)	(0.13)	(0.55)
Class P
04/01/2013 - 09/30/2013+	10.50	0.06		(0.17)	(0.11)		(0.09)	0.00	(0.09)
03/31/2013	10.40	0.14		0.34	0.48		(0.27)	(0.11)	(0.38)
03/31/2012	10.44	0.18		0.05	0.23		(0.27)	0.00	(0.27)
03/31/2011	10.44	0.20		0.22	0.42		(0.23)	(0.19)	(0.42)
03/31/2010	9.30	0.23		1.21	1.44		(0.29)	(0.01)	(0.30)
04/30/2008 - 03/31/2009	10.13	0.37		(0.69)	(0.32)		(0.38)	(0.13)	(0.51)
Administrative Class
04/01/2013 - 09/30/2013+	10.50	0.05		(0.17)	(0.12)		(0.08)	0.00	(0.08)
03/31/2013	10.40	0.13		0.34	0.47		(0.26)	(0.11)	(0.37)
03/31/2012	10.44	0.16		0.06	0.22		(0.26)	0.00	(0.26)
03/31/2011	10.44	0.18		0.22	0.40		(0.21)	(0.19)	(0.40)
03/31/2010	9.30	0.24		1.19	1.43		(0.28)	(0.01)	(0.29)
03/31/2009	10.14	0.39		(0.70)	(0.31)		(0.40)	(0.13)	(0.53)
Class D
04/01/2013 - 09/30/2013+	10.50	0.05		(0.17)	(0.12)		(0.08)	0.00	(0.08)
03/31/2013	10.40	0.12		0.34	0.46		(0.25)	(0.11)	(0.36)
03/31/2012	10.44	0.16		0.05	0.21		(0.25)	0.00	(0.25)
03/31/2011	10.44	0.18		0.22	0.40		(0.21)	(0.19)	(0.40)
03/31/2010	9.30	0.22		1.21	1.43		(0.28)	(0.01)	(0.29)
03/31/2009	10.14	0.39		(0.71)	(0.32)		(0.39)	(0.13)	(0.52)

Please see footnotes on page 24.

16	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$1.00	0.00%‡	$320,158	0.10	%*	0.18	%*	0.10	%*	0.18	%*	0.01	%*	NA
1.00	0.05	441,479	0.17		0.18		0.17		0.18		0.03		NA
1.00	0.03	290,969	0.10		0.18		0.10		0.18		0.02		NA
1.00	0.06	665,082	0.18		0.18		0.18		0.18		0.04		NA
1.00	0.18	108,048	0.18		0.21		0.17		0.20		0.07		NA
1.00	0.05	53,161	0.18	*	1.19	*	0.18	*	1.19	*	0.15	*	NA

1.00	0.00 ‡	3,932	0.10	*	0.28	*	0.10	*	0.28	*	0.01	*	NA
1.00	0.03	3,575	0.19		0.28		0.19		0.28		0.01		NA
1.00	0.03	520	0.13		0.28		0.13		0.28		0.02		NA
1.00	0.04	12	0.20		0.28		0.20		0.28		0.02		NA
1.00	0.12	10	0.24	*	0.33	*	0.23	*	0.32	*	0.05	*	NA

1.00	0.00 ‡	12,003	0.09	(b)*	0.36	(b)*	0.09	(b)*	0.36	(b)*	0.01	*	NA
1.00	0.03	7,067	0.19		0.43		0.19		0.43		0.01		NA
1.00	0.03	6,006	0.10		0.43		0.10		0.43		0.02		NA
1.00	0.03	2,568	0.20		0.43		0.20		0.43		0.02		NA
1.00	0.11	200	0.21	*	0.44	*	0.20	*	0.43	*	0.02	*	NA

1.00	0.00 ‡	6,266	0.10	(b)*	0.36	(b)*	0.10	(b)*	0.36	(b)*	0.01	*	NA
1.00	0.03	1,672	0.19		0.43		0.19		0.43		0.01		NA
1.00	0.03	1,879	0.10		0.43		0.10		0.43		0.02		NA
1.00	0.03	1,444	0.20		0.43		0.20		0.43		0.02		NA
1.00	0.11	342	0.19	*	0.44	*	0.18	*	0.43	*	0.03	*	NA

$10.30	(0.98)%	$14,929,108	0.46	%*	0.46	%*	0.46	%*	0.46	%*	1.22	%*	111%
10.50	4.76	15,017,652	0.46		0.46		0.46		0.46		1.44		445
10.40	2.36	13,180,746	0.46		0.46		0.46		0.46		1.81		437
10.44	4.15	13,350,275	0.46		0.46		0.46		0.46		1.99		461
10.44	15.80	12,012,235	0.46		0.46		0.46		0.46		2.62		488
9.30	(2.85)	6,921,501	0.48	(c)	0.48	(c)	0.45	(c)	0.45	(c)	4.30		223

10.30	(1.03)	2,146,009	0.56	*	0.56	*	0.56	*	0.56	*	1.11	*	111
10.50	4.66	2,097,525	0.56		0.56		0.56		0.56		1.36		445
10.40	2.26	928,142	0.56		0.56		0.56		0.56		1.71		437
10.44	4.04	806,915	0.56		0.56		0.56		0.56		1.92		461
10.44	15.68	455,685	0.56		0.56		0.56		0.56		2.27		488
9.30	(3.18)	1,798	0.58	(d)*	0.58	(d)*	0.55	(d)*	0.55	(d)*	4.26	*	223

10.30	(1.10)	572,401	0.71	*	0.71	*	0.71	*	0.71	*	0.98	*	111
10.50	4.50	710,182	0.71		0.71		0.71		0.71		1.21		445
10.40	2.10	478,181	0.71		0.71		0.71		0.71		1.56		437
10.44	3.89	850,731	0.71		0.71		0.71		0.71		1.74		461
10.44	15.51	926,055	0.71		0.71		0.71		0.71		2.37		488
9.30	(3.09)	476,505	0.73	(c)	0.73	(c)	0.70	(c)	0.70	(c)	4.06		223

10.30	(1.12)	1,902,326	0.75	*	0.75	*	0.75	*	0.75	*	0.93	*	111
10.50	4.46	2,053,619	0.75		0.75		0.75		0.75		1.15		445
10.40	2.06	1,756,751	0.75		0.75		0.75		0.75		1.52		437
10.44	3.85	1,783,728	0.75		0.75		0.75		0.75		1.72		461
10.44	15.46	1,365,583	0.75		0.75		0.75		0.75		2.17		488
9.30	(3.15)	477,259	0.78		0.78		0.75		0.75		4.00		223

Please see footnotes on page 24.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	17

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO Low Duration Fund (Cont.)
Class A
04/01/2013 - 09/30/2013+	$10.50	$0.05	$(0.17)	$(0.12)	$(0.08)	$0.00	$(0.08)
03/31/2013	10.40	0.12	0.34	0.46	(0.25)	(0.11)	(0.36)
03/31/2012	10.44	0.15	0.06	0.21	(0.25)	0.00	(0.25)
03/31/2011	10.44	0.17	0.21	0.38	(0.19)	(0.19)	(0.38)
03/31/2010	9.30	0.22	1.19	1.41	(0.26)	(0.01)	(0.27)
03/31/2009	10.14	0.38	(0.71)	(0.33)	(0.38)	(0.13)	(0.51)
Class B
04/01/2013 - 09/30/2013+	10.50	0.01	(0.17)	(0.16)	(0.04)	0.00	(0.04)
03/31/2013	10.40	0.04	0.34	0.38	(0.17)	(0.11)	(0.28)
03/31/2012	10.44	0.07	0.06	0.13	(0.17)	0.00	(0.17)
03/31/2011	10.44	0.08	0.23	0.31	(0.12)	(0.19)	(0.31)
03/31/2010	9.30	0.17	1.17	1.34	(0.19)	(0.01)	(0.20)
03/31/2009	10.14	0.31	(0.71)	(0.40)	(0.31)	(0.13)	(0.44)
Class C
04/01/2013 - 09/30/2013+	10.50	0.03	(0.17)	(0.14)	(0.06)	0.00	(0.06)
03/31/2013	10.40	0.08	0.35	0.43	(0.22)	(0.11)	(0.33)
03/31/2012	10.44	0.12	0.06	0.18	(0.22)	0.00	(0.22)
03/31/2011	10.44	0.14	0.21	0.35	(0.16)	(0.19)	(0.35)
03/31/2010	9.30	0.17	1.20	1.37	(0.22)	(0.01)	(0.23)
03/31/2009	10.14	0.33	(0.71)	(0.38)	(0.33)	(0.13)	(0.46)
Class R
04/01/2013 - 09/30/2013+	10.50	0.03	(0.16)	(0.13)	(0.07)	0.00	(0.07)
03/31/2013	10.40	0.09	0.34	0.43	(0.22)	(0.11)	(0.33)
03/31/2012	10.44	0.13	0.05	0.18	(0.22)	0.00	(0.22)
03/31/2011	10.44	0.15	0.21	0.36	(0.17)	(0.19)	(0.36)
03/31/2010	9.30	0.20	1.19	1.39	(0.24)	(0.01)	(0.25)
03/31/2009	10.14	0.35	(0.70)	(0.35)	(0.36)	(0.13)	(0.49)

PIMCO Low Duration Fund II
Institutional Class
04/01/2013 - 09/30/2013+	$10.02	$0.03	$(0.12)	$(0.09)	$(0.06)	$0.00	$(0.06)
03/31/2013	10.05	0.08	0.26	0.34	(0.19)	(0.18)	(0.37)
03/31/2012	9.97	0.12	0.15	0.27	(0.18)	(0.01)	(0.19)
03/31/2011	10.06	0.17	0.12	0.29	(0.23)	(0.15)	(0.38)
03/31/2010	9.28	0.24	0.82	1.06	(0.28)	0.00	(0.28)
03/31/2009	9.87	0.38	(0.59)	(0.21)	(0.38)	0.00	(0.38)
Class P
04/01/2013 - 09/30/2013+	10.02	0.02	(0.11)	(0.09)	(0.06)	0.00	(0.06)
03/31/2013	10.05	0.06	0.27	0.33	(0.18)	(0.18)	(0.36)
03/31/2012	9.97	0.11	0.15	0.26	(0.17)	(0.01)	(0.18)
03/31/2011	10.06	0.18	0.10	0.28	(0.22)	(0.15)	(0.37)
12/31/2009 - 03/31/2010	9.97	0.03	0.09	0.12	(0.03)	0.00	(0.03)
Administrative Class
04/01/2013 - 09/30/2013+	10.02	0.02	(0.12)	(0.10)	(0.05)	0.00	(0.05)
03/31/2013	10.05	0.05	0.26	0.31	(0.16)	(0.18)	(0.34)
03/31/2012	9.97	0.10	0.15	0.25	(0.16)	(0.01)	(0.17)
03/31/2011	10.06	0.15	0.12	0.27	(0.21)	(0.15)	(0.36)
03/31/2010	9.28	0.13	0.91	1.04	(0.26)	0.00	(0.26)
03/31/2009	9.87	0.35	(0.59)	(0.24)	(0.35)	0.00	(0.35)

PIMCO Low Duration Fund III
Institutional Class
04/01/2013 - 09/30/2013+	$9.97	$0.06	$(0.16)	$(0.10)	$(0.09)	$0.00	$(0.09)
03/31/2013	9.91	0.16	0.31	0.47	(0.25)	(0.16)	(0.41)
03/31/2012	9.89	0.16	0.13	0.29	(0.20)	(0.07)	(0.27)
03/31/2011	9.74	0.17	0.26	0.43	(0.19)	(0.09)	(0.28)
03/31/2010	8.73	0.25	1.04	1.29	(0.28)	0.00	(0.28)
03/31/2009	10.03	0.47	(0.96)	(0.49)	(0.46)	(0.35)	(0.81)

Please see footnotes on page 24.

18	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$10.30	(1.15)%	$3,482,143	0.80	%*	0.80	%*	0.80	%*	0.80	%*	0.88	%*	111%
10.50	4.41	3,713,284	0.80		0.80		0.80		0.80		1.10		445
10.40	2.01	3,394,040	0.80	(e)	0.80	(e)	0.80	(e)	0.80	(e)	1.47		437
10.44	3.74	3,439,969	0.85		0.85		0.85		0.85		1.61		461
10.44	15.35	3,074,798	0.85		0.85		0.85		0.85		2.19		488
9.30	(3.24)	1,632,854	0.88		0.88		0.85		0.85		3.90		223

10.30	(1.52)	3,963	1.55	*	1.55	*	1.55	*	1.55	*	0.12	*	111
10.50	3.63	3,411	1.55		1.55		1.55		1.55		0.40		445
10.40	1.24	7,529	1.55	(e)	1.55	(e)	1.55	(e)	1.55	(e)	0.72		437
10.44	2.97	31,539	1.60		1.60		1.60		1.60		0.77		461
10.44	14.49	81,425	1.60		1.60		1.60		1.60		1.70		488
9.30	(3.96)	105,595	1.63		1.63		1.60		1.60		3.14		223

10.30	(1.30)	1,038,739	1.10	*	1.10	*	1.10	*	1.10	*	0.57	*	111
10.50	4.10	1,036,641	1.10		1.10		1.10		1.10		0.80		445
10.40	1.70	990,380	1.10	(e)	1.10	(e)	1.10	(e)	1.10	(e)	1.17		437
10.44	3.43	1,014,588	1.15		1.15		1.15		1.15		1.31		461
10.44	14.83	837,286	1.30	(f)	1.30	(f)	1.30	(f)	1.30	(f)	1.71		488
9.30	(3.72)	363,986	1.38		1.38		1.35		1.35		3.40		223

10.30	(1.27)	117,216	1.05	*	1.05	*	1.05	*	1.05	*	0.62	*	111
10.50	4.15	131,888	1.05		1.05		1.05		1.05		0.85		445
10.40	1.76	116,496	1.05	(e)	1.05	(e)	1.05	(e)	1.05	(e)	1.22		437
10.44	3.49	96,283	1.10		1.10		1.10		1.10		1.41		461
10.44	15.07	39,325	1.10		1.10		1.10		1.10		1.97		488
9.30	(3.49)	21,872	1.13		1.13		1.10		1.10		3.64		223

$9.87	(0.86)%	$662,999	0.50	%*	0.50	%*	0.50	%*	0.50	%*	0.56	%*	220%
10.02	3.41	689,767	0.50		0.50		0.50		0.50		0.76		647
10.05	2.74	825,256	0.50		0.50		0.50		0.50		1.19		1,022
9.97	2.96	463,238	0.50		0.50		0.50		0.50		1.68		718
10.06	11.59	518,316	0.50		0.50		0.50		0.50		2.44		598
9.28	(2.18)	356,284	0.50		0.50		0.50		0.50		3.94		112

9.87	(0.91)	1,559	0.60	*	0.60	*	0.60	*	0.60	*	0.45	*	220
10.02	3.31	1,134	0.60		0.60		0.60		0.60		0.63		647
10.05	2.64	700	0.60		0.60		0.60		0.60		1.10		1,022
9.97	2.86	817	0.60		0.60		0.60		0.60		1.84		718
10.06	1.18	10	0.60	*	0.60	*	0.60	*	0.60	*	1.10	*	598

9.87	(0.99)	27,321	0.75	*	0.75	*	0.75	*	0.75	*	0.32	*	220
10.02	3.15	26,875	0.75		0.75		0.75		0.75		0.48		647
10.05	2.49	24,904	0.75		0.75		0.75		0.75		0.95		1,022
9.97	2.70	13,815	0.75		0.75		0.75		0.75		1.45		718
10.06	11.31	13,973	0.75		0.75		0.75		0.75		1.34		598
9.28	(2.43)	998	0.75		0.75		0.75		0.75		3.69		112

$9.78	(1.05)%	$249,982	0.50	%*	0.50	%*	0.50	%*	0.50	%*	1.15	%*	195%
9.97	4.83	252,007	0.50		0.50		0.50		0.50		1.56		515
9.91	2.91	235,959	0.50		0.50		0.50		0.50		1.61		496
9.89	4.48	215,419	0.50		0.50		0.50		0.50		1.68		460
9.74	14.93	195,265	0.51		0.51		0.50		0.50		2.60		555
8.73	(4.88)	114,884	1.20		1.20		0.50		0.50		4.95		143

Please see footnotes on page 24.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	19

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)		Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations		Dividends from Net Investment Income		Distributions from Net Realized Capital Gains	Total Distributions

PIMCO Low Duration Fund III (Cont.)
Class P
04/01/2013 - 09/30/2013+	$9.97	$0.05		$(0.16)	$(0.11)		$(0.08)		$0.00	$(0.08)
03/31/2013	9.91	0.14		0.32	0.46		(0.24)		(0.16)	(0.40)
03/31/2012	9.89	0.15		0.13	0.28		(0.19)		(0.07)	(0.26)
11/19/2010 - 03/31/2011	10.00	0.06		(0.01)	0.05		(0.07)		(0.09)	(0.16)
Administrative Class
04/01/2013 - 09/30/2013+	9.97	0.04		(0.16)	(0.12)		(0.07)		0.00	(0.07)
03/31/2013	9.91	0.12		0.33	0.45		(0.23)		(0.16)	(0.39)
03/31/2012	9.89	0.14		0.12	0.26		(0.17)		(0.07)	(0.24)
03/31/2011	9.74	0.14		0.27	0.41		(0.17)		(0.09)	(0.26)
03/31/2010	8.73	0.17		1.10	1.27		(0.26)		0.00	(0.26)
03/31/2009	10.03	0.44		(0.96)	(0.52)		(0.43)		(0.35)	(0.78)

PIMCO Money Market Fund
Institutional Class
04/01/2013 - 09/30/2013+	$1.00	$0.00	^	$0.00	$0.00	^	$(0.00	)^	$0.00	$(0.00	)^
03/31/2013	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2012	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2011	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2010	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2009	1.00	0.01		0.00	0.01		(0.01)		0.00	(0.01)
Administrative Class
04/01/2013 - 09/30/2013+	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2013	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2012	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2011	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2010	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2009	1.00	0.01		0.00	0.01		(0.01)		0.00	(0.01)
Class A
04/01/2013 - 09/30/2013+	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2013	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2012	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2011	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2010	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2009	1.00	0.01		0.00	0.01		(0.01)		0.00	(0.01)
Class B
04/01/2013 - 09/30/2013+	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2013	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2012	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2011	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2010	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2009	1.00	0.01		0.00	0.01		(0.01)		0.00	(0.01)
Class C
04/01/2013 - 09/30/2013+	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2013	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2012	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2011	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2010	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2009	1.00	0.01		0.00	0.01		(0.01)		0.00	(0.01)

PIMCO Short Asset Investment Fund
Institutional Class
04/01/2013 - 09/30/2013+	$10.07	$0.03		$0.01	$0.04		$(0.04)		$0.00	$(0.04)
05/31/2012 - 03/31/2013	10.00	0.03		0.15	0.18		(0.04)		(0.07)	(0.11)
Class P
04/01/2013 - 09/30/2013+	10.07	0.03		0.00	0.03		(0.03)		0.00	(0.03)
05/31/2012 - 03/31/2013	10.00	0.03		0.14	0.17		(0.03)		(0.07)	(0.10)

Please see footnotes on page 24.

20	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return		Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$9.78	(1.10)%		$15,221	0.60	%*	0.60	%*	0.60	%*	0.60	%*	1.03	%*	195%
9.97	4.73		11,199	0.60		0.60		0.60		0.60		1.39		515
9.91	2.80		3,232	0.60		0.60		0.60		0.60		1.52		496
9.89	0.53		2,223	0.60	*	0.60	*	0.60	*	0.60	*	1.74	*	460

9.78	(1.17)		4,554	0.75	*	0.75	*	0.75	*	0.75	*	0.83	*	195
9.97	4.58		2,486	0.75		0.75		0.75		0.75		1.22		515
9.91	2.65		665	0.75		0.75		0.75		0.75		1.38		496
9.89	4.22		296	0.75		0.75		0.75		0.75		1.42		460
9.74	14.64		471	0.76		0.76		0.75		0.75		1.82		555
8.73	(5.12)		33	1.45		1.45		0.75		0.75		4.72		143

$1.00	0.00	%‡	$255,292	0.09	%*	0.32	%*	0.09	%*	0.32	%*	0.01	%*	NA
1.00	0.04		180,079	0.18		0.32		0.18		0.32		0.03		NA
1.00	0.06		376,987	0.10		0.32		0.10		0.32		0.04		NA
1.00	0.06		290,401	0.22		0.32		0.22		0.32		0.04		NA
1.00	0.10		171,696	0.32		0.34		0.32		0.34		0.06		NA
1.00	1.48		246,822	0.34		0.34		0.34		0.34		1.42		NA

1.00	0.00	‡	102,401	0.10	*(g)	0.47	*(g)	0.10	*(g)	0.47	*(g)	0.01	*	NA
1.00	0.04		179,878	0.18		0.57		0.18		0.57		0.02		NA
1.00	0.06		182,873	0.09		0.57		0.09		0.57		0.04		NA
1.00	0.06		28,757	0.22		0.57		0.22		0.57		0.04		NA
1.00	0.09		38,358	0.32		0.59		0.32		0.59		0.05		NA
1.00	1.26		13,778	0.51		0.59		0.51		0.59		0.81		NA

1.00	0.00	‡	281,059	0.09	*(b)	0.51	*(b)	0.09	*(b)	0.51	*(b)	0.01	*	NA
1.00	0.04		161,739	0.18		0.57		0.18		0.57		0.02		NA
1.00	0.06		171,555	0.09		0.57		0.09		0.57		0.04		NA
1.00	0.06		186,888	0.22		0.57		0.22		0.57		0.05		NA
1.00	0.09		152,737	0.32		0.59		0.32		0.59		0.05		NA
1.00	1.26		194,007	0.54		0.59		0.54		0.59		1.04		NA

1.00	0.00	‡	5,074	0.09	*(h)	0.87	*(h)	0.09	*(h)	0.87	*(h)	0.01	*	NA
1.00	0.05		3,378	0.18		1.47		0.18		1.47		0.03		NA
1.00	0.06		5,860	0.09		1.47		0.09		1.47		0.04		NA
1.00	0.06		11,929	0.22		1.47		0.22		1.47		0.04		NA
1.00	0.09		33,102	0.32		1.49		0.32		1.49		0.05		NA
1.00	0.64		72,511	1.13		1.49		1.13		1.49		0.55		NA

1.00	0.00	‡	179,900	0.08	*(b)	0.50	*(b)	0.08	*(b)	0.50	*(b)	0.01	*	NA
1.00	0.04		58,387	0.18		0.57		0.18		0.57		0.03		NA
1.00	0.06		79,279	0.09		0.57		0.09		0.57		0.04		NA
1.00	0.06		95,215	0.22		0.57		0.22		0.57		0.05		NA
1.00	0.09		62,857	0.32		0.59		0.32		0.59		0.05		NA
1.00	1.26		126,219	0.54		0.59		0.54		0.59		1.02		NA

$10.07	0.36%		$119,843	0.25	%*	0.35	%*	0.24	%*	0.34	%*	0.68	%*	702%
10.07	1.79		54,848	0.28	*	0.93	*	0.24	*	0.89	*	0.39	*	5,301

10.07	0.31		1,298	0.35	*	0.45	*	0.34	*	0.44	*	0.57	*	702
10.07	1.70		78	0.38	*	0.66	*	0.34	*	0.62	*	0.37	*	5,301

Please see footnotes on page 24.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	21

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)		Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO Short Asset Investment Fund (Cont.)
Administrative Class
04/01/2013 - 09/30/2013+	$10.07	$0.02		$0.00	$0.02	$(0.02)	$0.00	$(0.02)
05/31/2012 - 03/31/2013	10.00	0.02		0.14	0.16	(0.02)	(0.07)	(0.09)
Class D
04/01/2013 - 09/30/2013+	10.07	0.02		0.00	0.02	(0.02)	0.00	(0.02)
05/31/2012 - 03/31/2013	10.00	0.01		0.14	0.15	(0.01)	(0.07)	(0.08)
Class A
04/01/2013 - 09/30/2013+	10.07	0.02		0.00	0.02	(0.02)	0.00	(0.02)
05/31/2012 - 03/31/2013	10.00	0.01		0.14	0.15	(0.01)	(0.07)	(0.08)

PIMCO Short-Term Fund
Institutional Class
04/01/2013 - 09/30/2013+	$9.89	$0.05		$(0.04)	$0.01	$(0.05)	$0.00	$(0.05)
03/31/2013	9.80	0.10		0.12	0.22	(0.10)	(0.03)	(0.13)
03/31/2012	9.89	0.12		0.01	0.13	(0.13)	(0.09)	(0.22)
03/31/2011	9.87	0.10		0.07	0.17	(0.10)	(0.05)	(0.15)
03/31/2010	9.39	0.16		0.53	0.69	(0.18)	(0.03)	(0.21)
03/31/2009	9.81	0.38		(0.29)	0.09	(0.36)	(0.15)	(0.51)
Class P
04/01/2013 - 09/30/2013+	9.89	0.05		(0.04)	0.01	(0.05)	0.00	(0.05)
03/31/2013	9.80	0.09		0.12	0.21	(0.09)	(0.03)	(0.12)
03/31/2012	9.89	0.11		0.01	0.12	(0.12)	(0.09)	(0.21)
03/31/2011	9.87	0.09		0.07	0.16	(0.09)	(0.05)	(0.14)
03/31/2010	9.39	0.13		0.55	0.68	(0.17)	(0.03)	(0.20)
04/30/2008 - 03/31/2009	9.85	0.34		(0.33)	0.01	(0.32)	(0.15)	(0.47)
Administrative Class
04/01/2013 - 09/30/2013+	9.89	0.04		(0.04)	0.00	(0.04)	0.00	(0.04)
03/31/2013	9.80	0.08		0.12	0.20	(0.08)	(0.03)	(0.11)
03/31/2012	9.89	0.10		0.00	0.10	(0.10)	(0.09)	(0.19)
03/31/2011	9.87	0.08		0.07	0.15	(0.08)	(0.05)	(0.13)
03/31/2010	9.39	0.15		0.51	0.66	(0.15)	(0.03)	(0.18)
03/31/2009	9.81	0.36		(0.29)	0.07	(0.34)	(0.15)	(0.49)
Class D
04/01/2013 - 09/30/2013+	9.89	0.04		(0.04)	0.00	(0.04)	0.00	(0.04)
03/31/2013	9.80	0.08		0.12	0.20	(0.08)	(0.03)	(0.11)
03/31/2012	9.89	0.10		0.00	0.10	(0.10)	(0.09)	(0.19)
03/31/2011	9.87	0.07		0.07	0.14	(0.07)	(0.05)	(0.12)
03/31/2010	9.39	0.13		0.53	0.66	(0.15)	(0.03)	(0.18)
03/31/2009	9.81	0.35		(0.28)	0.07	(0.34)	(0.15)	(0.49)
Class A
04/01/2013 - 09/30/2013+	9.89	0.04		(0.04)	0.00	(0.04)	0.00	(0.04)
03/31/2013	9.80	0.08		0.12	0.20	(0.08)	(0.03)	(0.11)
03/31/2012	9.89	0.10		0.00	0.10	(0.10)	(0.09)	(0.19)
03/31/2011	9.87	0.07		0.07	0.14	(0.07)	(0.05)	(0.12)
03/31/2010	9.39	0.12		0.53	0.65	(0.14)	(0.03)	(0.17)
03/31/2009	9.81	0.35		(0.29)	0.06	(0.33)	(0.15)	(0.48)
Class B
04/01/2013 - 09/30/2013+	9.89	0.01		(0.05)	(0.04)	(0.00)^	0.00	(0.00)^
03/31/2013	9.80	0.01		0.12	0.13	(0.01)	(0.03)	(0.04)
03/31/2012	9.89	0.02		0.01	0.03	(0.03)	(0.09)	(0.12)
03/31/2011	9.87	0.00	^	0.07	0.07	(0.00)^	(0.05)	(0.05)
03/31/2010	9.39	0.08		0.50	0.58	(0.07)	(0.03)	(0.10)
03/31/2009	9.81	0.28		(0.29)	(0.01)	(0.26)	(0.15)	(0.41)
Class C
04/01/2013 - 09/30/2013+	9.89	0.03		(0.05)	(0.02)	(0.02)	0.00	(0.02)
03/31/2013	9.80	0.05		0.12	0.17	(0.05)	(0.03)	(0.08)
03/31/2012	9.89	0.07		0.00	0.07	(0.07)	(0.09)	(0.16)
03/31/2011	9.87	0.04		0.07	0.11	(0.04)	(0.05)	(0.09)
03/31/2010	9.39	0.10		0.52	0.62	(0.11)	(0.03)	(0.14)
03/31/2009	9.81	0.32		(0.29)	0.03	(0.30)	(0.15)	(0.45)

Please see footnotes on page 24.

22	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$10.07	0.23%	$109	0.50	%*	0.60	%*	0.49	%*	0.59	%*	0.44	%*	702%
10.07	1.58	44	0.53	*	0.75	*	0.49	*	0.71	*	0.23	*	5,301

10.07	0.18	12,247	0.60	*	0.70	*	0.59	*	0.69	*	0.34	*	702
10.07	1.51	5,217	0.63	*	1.15	*	0.59	*	1.11	*	0.12	*	5,301

10.07	0.18	4,970	0.60	*	0.70	*	0.59	*	0.69	*	0.31	*	702
10.07	1.51	211	0.63	*	0.90	*	0.59	*	0.86	*	0.07	*	5,301

$9.85	0.11%	$9,467,827	0.46	%*	0.46	%*	0.45	%*	0.45	%*	1.08	%*	63%
9.89	2.27	7,101,022	0.46		0.46		0.45		0.45		1.05		180
9.80	1.28	5,669,635	0.46		0.46		0.45		0.45		1.24		307
9.89	1.77	6,500,992	0.45		0.45		0.45		0.45		1.03		182
9.87	7.31	5,643,399	0.45		0.45		0.45		0.45		1.61		446
9.39	1.01	1,954,753	0.50		0.50		0.45		0.45		3.98		582

9.85	0.06	477,385	0.56	*	0.56	*	0.55	*	0.55	*	0.97	*	63
9.89	2.17	393,917	0.56		0.56		0.55		0.55		0.96		180
9.80	1.18	506,161	0.56		0.56		0.55		0.55		1.13		307
9.89	1.67	289,593	0.55		0.55		0.55		0.55		0.93		182
9.87	7.21	263,898	0.55		0.55		0.55		0.55		1.29		446
9.39	0.19	11,963	0.60	*	0.60	*	0.55	*	0.55	*	3.92	*	582

9.85	(0.02)	2,664,176	0.71	*	0.71	*	0.70	*	0.70	*	0.83	*	63
9.89	2.02	2,771,619	0.71		0.71		0.70		0.70		0.80		180
9.80	1.03	2,911,630	0.71		0.71		0.70		0.70		0.99		307
9.89	1.52	2,589,004	0.70		0.70		0.70		0.70		0.78		182
9.87	7.05	2,813,466	0.70		0.70		0.70		0.70		1.52		446
9.39	0.76	1,669,707	0.75		0.75		0.70		0.70		3.72		582

9.85	(0.02)	530,064	0.71	*	0.71	*	0.70	*	0.70	*	0.83	*	63
9.89	2.02	467,348	0.71		0.71		0.70		0.70		0.80		180
9.80	1.02	411,209	0.72	(i)	0.72	(i)	0.71	(i)	0.71	(i)	0.99		307
9.89	1.47	513,448	0.75		0.75		0.75		0.75		0.73		182
9.87	7.00	532,652	0.75		0.75		0.75		0.75		1.29		446
9.39	0.71	138,124	0.80		0.80		0.75		0.75		3.68		582

9.85	(0.02)	1,185,981	0.71	*	0.71	*	0.70	*	0.70	*	0.83	*	63
9.89	2.02	1,191,580	0.71		0.71		0.70		0.70		0.81		180
9.80	1.02	1,035,520	0.72	(j)	0.72	(j)	0.71	(j)	0.71	(j)	0.98		307
9.89	1.42	1,322,742	0.80		0.80		0.80		0.80		0.68		182
9.87	6.94	1,560,419	0.80		0.80		0.80		0.80		1.19		446
9.39	0.66	382,308	0.85		0.85		0.80		0.80		3.62		582

9.85	(0.37)	942	1.43	*	1.46	*	1.42	*	1.45	*	0.12	*	63
9.89	1.28	767	1.44		1.46		1.43		1.45		0.07		180
9.80	0.27	1,083	1.47	(j)	1.47	(j)	1.46	(j)	1.46	(j)	0.24		307
9.89	0.77	2,698	1.43		1.55		1.43		1.55		0.04		182
9.87	6.17	4,977	1.53		1.55		1.53		1.55		0.86		446
9.39	(0.09)	8,359	1.60		1.60		1.55		1.55		2.90		582

9.85	(0.17)	269,753	1.01	*	1.01	*	1.00	*	1.00	*	0.53	*	63
9.89	1.71	196,056	1.01		1.01		1.00		1.00		0.50		180
9.80	0.72	220,406	1.02	(j)	1.02	(j)	1.01	(j)	1.01	(j)	0.68		307
9.89	1.11	279,411	1.10		1.10		1.10		1.10		0.38		182
9.87	6.62	298,079	1.10		1.10		1.10		1.10		1.00		446
9.39	0.36	124,847	1.15		1.15		1.10		1.10		3.34		582

Please see footnotes on page 24.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	23

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO Short-Term Fund (Cont.)
Class R
04/01/2013 - 09/30/2013+	$9.89	$0.03	$(0.04)	$(0.01)	$(0.03)	$0.00	$(0.03)
03/31/2013	9.80	0.06	0.11	0.17	(0.05)	(0.03)	(0.08)
03/31/2012	9.89	0.07	0.01	0.08	(0.08)	(0.09)	(0.17)
03/31/2011	9.87	0.04	0.07	0.11	(0.04)	(0.05)	(0.09)
03/31/2010	9.39	0.10	0.53	0.63	(0.12)	(0.03)	(0.15)
03/31/2009	9.81	0.32	(0.28)	0.04	(0.31)	(0.15)	(0.46)

+	Unaudited
*	Annualized
**	Effective April 1, 2010, the calculation methodology of the portfolio turnover rate has been updated to exclude investments in the PIMCO Short-Term Floating NAV Portfolio.
^	Reflects an amount rounding to less than one cent.
‡	Reflects a percentage rounding to less than one percent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective July 1, 2013, the Class’s distribution and/or service/12b-1 fees was decreased by 0.10% to an annual rate of 0.00%.
(c)	Effective October 1, 2008, the Class’s supervisory and administrative fee was increased by 0.03% to an annual rate of 0.21%.
(d)	Effective October 1, 2008, the Class’s supervisory and administrative fee was increased by 0.03% to an annual rate of 0.31%.
(e)	Effective May 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.55%.
(f)	Effective January 1, 2010, the Class’s distribution and/or service/12b-1 fees was decreased by 0.20% to an annual rate of 0.30%.
(g)	Effective July 1, 2013, the Class’s distribution and/or service/12b-1 fees was decreased by 0.25% to an annual rate of 0.00%.
(h)	Effective July 1, 2013, the Class’s distribution and/or service/12b-1 fees was decreased by 1.00% to an annual rate of 0.00%.
(i)	Effective May 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.20%.
(j)	Effective May 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.10% to an annual rate of 0.20%.

24	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$9.85	(0.14)%	$43,758	0.96	%*	0.96	%*	0.95	%*	0.95	%*	0.58	%*	63%
9.89	1.77	24,513	0.96		0.96		0.95		0.95		0.57		180
9.80	0.77	8,753	0.97	(j)	0.97	(j)	0.96	(j)	0.96	(j)	0.73		307
9.89	1.16	9,462	1.05		1.05		1.05		1.05		0.44		182
9.87	6.67	7,689	1.05		1.05		1.05		1.05		1.02		446
9.39	0.41	2,583	1.10		1.10		1.05		1.05		3.35		582

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	25

Statements of Assets and Liabilities

(Amounts in thousands, except per share amounts)	PIMCO Government Money Market Fund	PIMCO Low Duration Fund	PIMCO Low Duration Fund II

Assets:
Investments, at value
Investments in securities*	$342,130	$19,322,980	$562,875
Investments in Affiliates	0	6,965,247	215,078
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	5,879	225
Over the counter	0	42,470	527
Cash	0	25,615	944
Deposits with counterparty	0	33,448	861
Foreign currency, at value	0	1,077	0
Receivable for investments sold	0	1,120,493	89,930
Receivable for investments sold on a delayed-delivery basis	0	0	0
Receivable for Fund shares sold	122	86,857	535
Interest and dividends receivable	135	66,414	1,535
Dividends receivable from Affiliates	0	1,571	50
Other assets	0	0	0
	342,387	27,672,051	872,560

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$165,397	$0
Payable for sale-buyback transactions	0	0	0
Payable for short sales	0	465,159	6,563
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	95	2
Over the counter	0	103,256	338
Payable for investments purchased	0	2,564,656	172,015
Payable for investments in Affiliates purchased	0	1,571	50
Deposits from counterparty	0	40,248	664
Payable for Fund shares redeemed	5	126,927	663
Dividends payable	0	2,234	117
Overdraft due to custodian	0	0	0
Accrued investment advisory fees	22	4,584	132
Accrued supervisory and administrative fees	1	4,392	132
Accrued distribution fees	0	739	5
Accrued servicing fees	0	888	0
Reimbursement to PIMCO	0	0	0
Other liabilities	0	0	0
	28	3,480,146	180,681

Net Assets	$342,359	$24,191,905	$691,879

Net Assets Consist of:
Paid in capital	$342,348	$24,282,690	$695,700
Undistributed (overdistributed) net investment income	(8)	(96,587)	(2,798)
Accumulated undistributed net realized gain (loss)	19	9,613	(7,383)
Net unrealized appreciation (depreciation)	0	(3,811)	6,360
	$342,359	$24,191,905	$691,879

Cost of Investments in Securities	$342,130	$19,284,151	$561,936
Cost of Investments in Affiliates	$0	$6,963,357	$215,013
Cost of Foreign Currency Held	$0	$1,073	$0
Proceeds Received on Short Sales	$0	$460,591	$6,556
Cost or Premiums of Financial Derivative Instruments, net	$0	$12,204	$(1,438)

* Includes repurchase agreements of:	$240,915	$237,151	$2,824

26	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

PIMCO Low Duration Fund III	PIMCO Money Market Fund	PIMCO Short Asset Investment Fund	PIMCO Short-Term Fund

$245,046	$821,333	$161,412	$16,326,926
60,755	0	11,503	1,449,171

55	0	2	4,136
467	0	0	21,764
269	0	635	5,568
399	0	66	58,587
100	0	0	6,140
44,393	0	0	146,988
0	0	9,596	0
155	7,039	53	58,821
879	101	941	90,434
18	0	3	328
0	0	1	1
352,536	828,473	184,212	18,168,864

$0	$0	$42,317	$2,583,845
0	0	1,203	617,991
6,411	0	0	0

1	0	0	1,293
864	0	0	28,524
74,952	0	2,150	222,746
18	0	3	328
307	0	0	12,115
42	4,016	38	55,584
75	1	1	537
0	681	0	0
53	46	11	2,779
54	3	16	2,260
1	0	2	680
0	0	1	290
0	0	3	0
1	0	0	6
82,779	4,747	45,745	3,528,978

$269,757	$823,726	$138,467	$14,639,886

$271,014	$823,677	$138,426	$14,629,886
(615)	3	(6)	(25,802)
(854)	46	56	5,815
212	0	(9)	29,987
$269,757	$823,726	$138,467	$14,639,886

$244,520	$821,333	$161,420	$16,287,256
$60,740	$0	$11,500	$1,448,700
$99	$0	$0	$6,130
$6,338	$0	$0	$0
$149	$0	$0	$(826)

$0	$671,903	$0	$3,300

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	27

Statements of Assets and Liabilities (Cont.)

(Amounts in thousands, except per share amounts)	PIMCO Government Money Market Fund	PIMCO Low Duration Fund	PIMCO Low Duration Fund II

Net Assets:
Institutional Class	NA	$14,929,108	$662,999
Class P	$3,932	2,146,009	1,559
Administrative Class	NA	572,401	27,321
Class D	NA	1,902,326	NA
Class A	12,003	3,482,143	NA
Class B	NA	3,963	NA
Class C	6,266	1,038,739	NA
Class R	NA	117,216	NA
Class M	320,158	NA	NA

Shares Issued and Outstanding:
Institutional Class	NA	1,449,276	67,143
Class P	3,932	208,328	158
Administrative Class	NA	55,567	2,767
Class D	NA	184,672	NA
Class A	12,002	338,037	NA
Class B	NA	385	NA
Class C	6,266	100,838	NA
Class R	NA	11,379	NA
Class M	320,148	NA	NA

Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	NA	$10.30	$9.87
Class P	$1.00	10.30	9.87
Administrative Class	NA	10.30	9.87
Class D	NA	10.30	NA
Class A	1.00	10.30	NA
Class B	NA	10.30	NA
Class C	1.00	10.30	NA
Class R	NA	10.30	NA
Class M	1.00	NA	NA

^	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

28	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

PIMCO Low Duration Fund III	PIMCO Money Market Fund	PIMCO Short Asset Investment Fund	PIMCO Short-Term Fund

$249,982	$255,292	$119,843	$9,467,827
15,221	NA	1,298	477,385
4,554	102,401	109	2,664,176
NA	NA	12,247	530,064
NA	281,059	4,970	1,185,981
NA	5,074	NA	942
NA	179,900	NA	269,753
NA	NA	NA	43,758
NA	NA	NA	NA

25,559	255,285	11,904	960,960
1,556	NA	129	48,453
466	102,398	11	270,407
NA	NA	1,216	53,800
NA	281,051	494	120,374
NA	5,074	NA	96
NA	179,895	NA	27,379
NA	NA	NA	4,441
NA	NA	NA	NA

$9.78	$1.00	$10.07	$9.85
9.78	NA	10.07	9.85
9.78	1.00	10.07	9.85
NA	NA	10.07	9.85
NA	1.00	10.07	9.85
NA	1.00	NA	9.85
NA	1.00	NA	9.85
NA	NA	NA	9.85
NA	NA	NA	NA

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	29

Statements of Operations

Six Months Ended September 30, 2013 (Unaudited)

(Amounts in thousands)	PIMCO Government Money Market Fund	PIMCO Low Duration Fund	PIMCO Low Duration Fund II

Investment Income:
Interest	$225	$192,450	$3,379
Dividends	0	3,979	66
Dividends from Investments in Affiliates	0	8,042	346
Total Income	225	204,471	3,791

Expenses:
Investment advisory fees	237	30,470	892
Supervisory and administrative fees	132	29,232	892
Distribution and/or servicing fees - Administrative Class	0	811	34
Distribution and/or servicing fees - Class D	0	2,491	0
Distribution fees - Class B	0	13	0
Distribution fees - Class C	0	1,555	0
Distribution fees - Class R	0	175	0
Servicing fees - Class A	2	4,536	0
Servicing fees - Class B	0	4	0
Servicing fees - Class C	0	1,295	0
Servicing fees - Class R	0	175	0
Interest expense	0	43	1
Miscellaneous expense	10	0	0
Total Expenses	381	70,800	1,819
Waiver and/or Reimbursement by PIMCO	(167)	0	0
Net Expenses	214	70,800	1,819

Net Investment Income	11	133,671	1,972

Net Realized Gain (Loss):
Investments in securities	10	(16,751)	(4,923)
Investments in Affiliates	0	142	(7)
Exchange-traded or centrally cleared financial derivative instruments	0	(75,054)	(3,613)
Over the counter financial derivative instruments	0	40,285	938
Foreign currency	0	1,871	0
Net Realized Gain (Loss)	10	(49,507)	(7,605)

Net Change in Unrealized Appreciation (Depreciation)
Investments in securities	0	(295,804)	(4,443)
Investments in Affiliates	0	1,817	75
Exchange-traded or centrally cleared financial derivative instruments	0	34,573	3,864
Over the counter financial derivative instruments	0	(77,870)	(367)
Foreign currency assets and liabilities	0	(3,931)	0
Net Change in Unrealized (Depreciation)	0	(341,215)	(871)
Net Gain (Loss)	10	(390,722)	(8,476)

Net Increase (Decrease) in Net Assets Resulting from Operations	$21	$(257,051)	$(6,504)

30	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

PIMCO Low Duration Fund III	PIMCO Money Market Fund	PIMCO Short Asset Investment Fund	PIMCO Short-Term Fund

$2,154	$382	$464	$96,283
8	0	0	42
93	0	18	1,696
2,255	382	482	98,021

342	466	102	15,870
349	1,047	79	12,915
4	102	0	3,432
0	0	14	626
0	6	0	3
0	0	0	340
0	0	0	44
0	43	4	1,491
0	2	0	1
0	18	0	284
0	0	0	44
1	0	5	935
0	19	2	0
696	1,703	206	35,985
0	(1,342)	(51)	0
696	361	155	35,985

1,559	21	327	62,036

(819)	46	47	15,038
10	0	2	21
(834)	0	(5)	(1,518)
738	0	0	(16,382)
(57)	0	0	3,835
(962)	46	44	994

(3,013)	0	(15)	(39,484)
15	0	2	447
289	0	(4)	(5,797)
(624)	0	0	(1,455)
(4)	0	0	205
(3,337)	0	(17)	(46,084)
(4,299)	46	27	(45,090)

$(2,740)	$67	$354	$16,946

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	31

Statements of Changes in Net Assets

	PIMCO Government Money Market Fund		PIMCO Low Duration Fund		PIMCO Low Duration Fund II

(Amounts in thousands)	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$11	$109	$133,671	$295,869	$1,972	$5,131
Net realized gain (loss)	10	42	(49,507)	564,769	(7,605)	15,964
Net change in unrealized appreciation (depreciation)	0	0	(341,215)	136,547	(871)	2,698
Net increase (decrease) resulting from operations	21	151	(257,051)	997,185	(6,504)	23,793

Distributions to Shareholders:
From net investment income
Institutional Class	0	0	(138,495)	(379,863)	(4,388)	(12,470)
Class P	(0)^	(1)	(19,005)	(28,758)	(8)	(15)
Administrative Class	0	0	(5,338)	(19,454)	(140)	(335)
Class D	0	0	(15,849)	(46,783)	0	0
Class A	(0)^	(2)	(27,944)	(83,705)	0	0
Class B	0	0	(13)	(75)	0	0
Class C	(0)^	(0)^	(6,379)	(21,075)	0	0
Class R	0	0	(896)	(2,650)	0	0
Class M	(11)	(179)	0	0	0	0
From net realized capital gains
Institutional Class	0	0	0	(142,766)	0	(11,451)
Class P	0	0	0	(11,105)	0	(17)
Administrative Class	0	0	0	(7,353)	0	(361)
Class D	0	0	0	(20,007)	0	0
Class A	0	0	0	(35,745)	0	0
Class B	0	0	0	(37)	0	0
Class C	0	0	0	(10,205)	0	0
Class R	0	0	0	(1,253)	0	0
Class M	0	0	0	0	0	0

Total Distributions	(11)	(182)	(213,919)	(810,834)	(4,536)	(24,649)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(111,444)	154,450	(101,327)	3,725,586	(14,857)	(132,228)

Total Increase (Decrease) in Net Assets	(111,434)	154,419	(572,297)	3,911,937	(25,897)	(133,084)

Net Assets:
Beginning of period	453,793	299,374	24,764,202	20,852,265	717,776	850,860
End of period*	$342,359	$453,793	$24,191,905	$24,764,202	$691,879	$717,776

*Including undistributed (overdistributed) net investment income of:	$(8)	$(8)	$(96,587)	$(16,339)	$(2,798)	$(234)

**	See note 12 in the Notes to Financial Statements.
^	Amount is less than $500.

32	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

PIMCO Low Duration Fund III		PIMCO Money Market Fund		PIMCO Short Asset Investment Fund		PIMCO Short-Term Fund

Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013	Six Months Ended September 30, 2013 (Unaudited)	Period from May 31, 2012 to March 31, 2013	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013

$1,559	$3,951	$21	$192	$327	$33	$62,036	$109,253
(962)	5,519	46	128	44	56	994	32,619
(3,337)	2,125	0	0	(17)	8	(46,084)	115,820
(2,740)	11,595	67	320	354	97	16,946	257,692

(2,215)	(6,126)	(9)	(148)	(308)	(32)	(38,795)	(65,844)
(106)	(181)	0	0	(1)	(0)^	(2,016)	(5,971)
(25)	(43)	(4)	(83)	(0)^	(0)^	(10,643)	(22,524)
0	0	0	0	(20)	(1)	(1,940)	(3,393)
0	0	(7)	(75)	(5)	(0)^	(4,622)	(9,503)
0	0	(0)^	(2)	0	0	(0)^	(1)
0	0	(4)	(32)	0	0	(540)	(1,005)
0	0	0	0	0	0	(94)	(73)
0	0	0	0	0	0	0	0

0	(4,145)	0	0	0	(39)	0	(18,569)
0	(136)	0	0	0	(0)^	0	(2,067)
0	(37)	0	0	0	(0)^	0	(8,187)
0	0	0	0	0	(2)	0	(1,265)
0	0	0	0	0	(1)	0	(4,030)
0	0	0	0	0	0	0	(2)
0	0	0	0	0	0	0	(576)
0	0	0	0	0	0	0	(41)
0	0	0	0	0	0	0	0

(2,346)	(10,668)	(24)	(340)	(334)	(75)	(58,650)	(143,051)

9,151	24,909	240,222	(233,073)	78,049	60,376	2,534,768	1,267,784

4,065	25,836	240,265	(233,093)	78,069	60,398	2,493,064	1,382,425

265,692	239,856	583,461	816,554	60,398	0	12,146,822	10,764,397
$269,757	$265,692	$823,726	$583,461	$138,467	$60,398	$14,639,886	$12,146,822

$(615)	$172	$3	$6	$(6)	$1	$(25,802)	$(29,188)

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	33

Statements of Cash Flows

Six Months Ended September 30, 2013 (Unaudited)
(Amounts in thousands)	PIMCO Short Asset Investment Fund	PIMCO Short-Term Fund

Cash flows (used for) operating activities:

Net increase in net assets resulting from operations	$354	$16,946

Adjustments to reconcile net increase in net assets from operations to net cash (used for) operating activities:
Purchases of long-term securities	(739,514)	(15,782,529)
Proceeds from sales of long-term securities	637,102	11,260,829
Purchases of short-term portfolio investments, net	(6,782)	(46,954)
(Increase) in deposits with counterparty	(66)	(58,587)
(Increase) in receivable for investments sold	(9,495)	(57,163)
(Increase) in interest and dividends receivable	(626)	(8,302)
(Increase) in exchange-traded or centrally cleared derivatives	(11)	(10,526)
(Increase) in over the counter derivatives	0	(13,509)
(Increase) decrease in other assets	(1)	5
(Decrease) in payable for investments purchased	(2,636)	(75,342)
(Decrease) in deposits from counterparty	0	(14,381)
Increase in accrued investment advisory fees	7	163
Increase in accrued supervisory and administrative fees	10	123
Increase (decrease) in accrued distribution fee	1	(67)
Increase (decrease) in accrued servicing fee	1	(32)
Increase in reimbursement to PIMCO	3	0
Payments on currency transactions	0	4,036
(Decrease) in other liabilities	0	(4)
Net Realized (Gain) Loss
Investments in securities	(47)	(15,038)
Investments in Affiliates	(2)	(21)
Exchange-traded or centrally cleared financial derivative instruments	5	1,518
Over the counter financial derivative instruments	0	16,382
Foreign currency	0	(3,835)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	15	39,484
Investments in Affiliates	(2)	(447)
Exchange-traded or centrally cleared financial derivative instruments	4	5,797
Over the counter financial derivative instruments	0	1,455
Foreign currency assets and liabilities	0	(205)
Net amortization (accretion) on investments	724	61,718
Net cash (used for) operating activities	(120,956)	(4,678,486)

Cash flows received from financing activities:
Proceeds from shares sold	119,350	7,385,687
Payments on shares redeemed	(41,647)	(4,888,684)
Cash dividend paid*	(1)	(3,460)
Proceeds from reverse repurchase agreements	430,861	36,820,221
Payments on reverse repurchase agreements	(388,544)	(35,133,982)
Proceeds from sale-buyback transactions	676,621	45,618,659
Payments on sale-buyback transactions	(675,418)	(45,164,788)
Proceeds from deposits from counterparty	0	1,960
Net cash received from financing activities	121,222	4,635,613

Net Increase (Decrease) in Cash and Foreign Currency	266	(42,873)

Cash and Foreign Currency:
Beginning of period	369	54,581
End of period	$635	$11,708

* Reinvestment of dividends	$332	$55,266

Supplemental disclosure of cash flow information:
Interest expense paid during the period	$4	$982

34	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Government Money Market Fund

September 30, 2013 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.9%

SHORT-TERM INSTRUMENTS 99.9%

GOVERNMENT AGENCY DEBT 0.7%
Federal Farm Credit Bank
2.625% due 04/17/2014	$2,450	$2,483

GOVERNMENT AGENCY REPURCHASE AGREEMENTS (b) 27.7%
		94,715

TREASURY DEBT 28.8%
U.S. Treasury Bills
0.147% due 05/29/2014 - 06/26/2014 (a)	8,500	8,491
U.S. Treasury Notes
0.125% due 07/31/2014	8,000	7,998
0.250% due 01/31/2014	17,750	17,757
0.250% due 03/31/2014	4,900	4,903
0.250% due 04/30/2014	3,450	3,451

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.250% due 05/31/2014	$3,500	$3,502
0.250% due 08/31/2014	10,950	10,958
0.750% due 12/15/2013	31,550	31,587
1.000% due 01/15/2014	3,450	3,458
1.250% due 02/15/2014	6,600	6,627

		98,732

TREASURY REPURCHASE AGREEMENTS (b) 42.7%
		146,200

Total Short-Term Instruments (Cost $342,130)		342,130

Total Investments in Securities (Cost $342,130)		342,130

Total Investments 99.9% (Cost $342,130)		$342,130

Other Assets and Liabilities, net 0.1%		229

Net Assets 100.0%		$342,359

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
Government Agency Repurchase Agreements
BPG	0.110%	09/30/2013	10/01/2013	$34,100	Fannie Mae 3.000% due 07/01/2043	$(35,217)	$34,100	$34,100
GRE	0.090%	09/30/2013	10/01/2013	17,000	Fannie Mae 4.125% due 04/15/2014	(17,340)	17,000	17,000
GSC	0.090%	09/30/2013	10/01/2013	17,000	Fannie Mae 2.500% due 12/01/2027	(17,544)	17,000	17,000
JPS	0.100%	09/30/2013	10/01/2013	9,100	Freddie Mac 2.205% due 12/05/2022	(9,451)	9,100	9,100
SAL	0.130%	09/30/2013	10/01/2013	17,000	Freddie Mac 1.620% due 11/21/2019	(17,413)	17,000	17,000
SSB	0.000%	09/30/2013	10/01/2013	515	Fannie Mae 2.200% due 10/17/2022	(526)	515	515

Treasury Repurchase Agreements
BOS	0.080%	09/30/2013	10/01/2013	6,400	U.S. Treasury Notes 0.250% due 09/30/2015	(6,530)	6,400	6,400
MBC	0.090%	09/30/2013	10/01/2013	34,100	U.S. Treasury Inflation Protected Securities 2.000% due 07/15/2014	(34,797)	34,100	34,100
MSC	0.090%	09/30/2013	10/01/2013	3,400	U.S. Treasury Notes 1.000% due 05/31/2018	(3,476)	3,400	3,400
NXN	0.100%	09/30/2013	10/01/2013	34,100	U.S. Treasury Inflation Protected Securities 1.250% due 07/15/2020	(4,233)	34,100	34,100
					U.S. Treasury Notes 1.375% due 09/30/2018	(30,688)
RDR	0.090%	09/30/2013	10/01/2013	34,100	U.S. Treasury Notes 0.750% due 02/28/2018	(34,826)	34,100	34,100
TDM	0.080%	09/30/2013	10/01/2013	34,100	U.S. Treasury Notes 1.375% due 11/30/2015	(34,979)	34,100	34,100

Total Repurchase Agreements						$(247,020)	$240,915	$240,915

(1)	Includes accrued interest.

As of September 30, 2013, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings while outstanding during the period ended September 30, 2013 was $48,036 at a weighted average interest rate of (0.259%).

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	35

Schedule of Investments PIMCO Government Money Market Fund (Cont.)

September 30, 2013 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of September 30, 2013:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
BOS	$6,400	$0	$0	$0	$6,400	$(6,530)	$(130)
BPG	34,100	0	0	0	34,100	(35,217)	(1,117)
GRE	17,000	0	0	0	17,000	(17,340)	(340)
GSC	17,000	0	0	0	17,000	(17,544)	(544)
JPS	9,100	0	0	0	9,100	(9,451)	(351)
MBC	34,100	0	0	0	34,100	(34,797)	(697)
MSC	3,400	0	0	0	3,400	(3,476)	(76)
NXN	34,100	0	0	0	34,100	(34,921)	(821)
RDR	34,100	0	0	0	34,100	(34,826)	(726)
SAL	17,000	0	0	0	17,000	(17,413)	(413)
SSB	515	0	0	0	515	(526)	(11)
TDM	34,100	0	0	0	34,100	(34,979)	(879)

Total Borrowings and Other Financing Transactions	$240,915	$0	$0	$0

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Securities, at Value
Short-Term Instruments
Government Agency Debt	$0	$2,483	$0	$2,483
Government Agency Repurchase Agreements	0	94,715	0	94,715
Treasury Debt	0	98,732	0	98,732
Treasury Repurchase Agreements	0	146,200	0	146,200
Total Investments	$0	$342,130	$0	$342,130

There were no transfers between Level 1 and 2 during the period ended September 30, 2013.

36	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Low Duration Fund

September 30, 2013 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 79.9%

BANK LOAN OBLIGATIONS 2.1%
AES Corp.
3.750% due 05/27/2018	$10,000	$10,064
AWAS Finance Luxembourg S.A.
3.500% due 07/16/2018	2,000	2,005
Biomet, Inc.
3.179% due 03/25/2015	878	881
3.679% - 4.001% due 07/25/2017	13,289	13,320
Catalent Pharma Solutions, Inc.
3.679% due 09/15/2016	1,637	1,643
Colfax Corp.
3.250% due 01/11/2019	4,987	4,995
Community Health Systems, Inc.
2.429% due 07/25/2014	642	643
2.679% due 10/25/2016	10,414	10,440
Constellation Brands, Inc.
2.750% due 05/02/2020	8,878	8,837
CSC Holdings, Inc.
2.679% due 04/17/2020	9,975	9,878
Dell, Inc.
3.750% due 09/24/2018	8,900	8,858
4.500% due 03/24/2020	19,000	18,717
5.000% due 11/06/2013	17,200	17,187
H.J. Heinz Co.
3.500% due 06/05/2020	212,587	213,664
HCA, Inc.
2.679% due 02/02/2016	2,257	2,260
2.679% due 05/02/2016	22,750	22,771
2.929% due 05/01/2018	1,903	1,902
Health Management Associates, Inc.
3.000% due 11/18/2016	1,675	1,676
3.500% due 11/18/2018	3,118	3,121
Hertz Corp.
3.000% due 03/11/2018	1,373	1,373
IMS Health, Inc.
3.750% due 09/01/2017	476	477
Intelsat Jackson Holdings S.A.
4.250% due 04/02/2018	4,913	4,933
Las Vegas Sands LLC
2.680% due 11/23/2016	3,785	3,788
MGM Resorts International, Inc.
3.500% due 12/20/2019	7,980	7,963
Nielsen Finance LLC
2.182% due 02/02/2017	12,950	12,993
Novelis, Inc.
3.750% due 03/10/2017	21,979	22,044
NRG Energy, Inc.
2.750% due 07/01/2018	14,681	14,611
Pinnacle Entertainment, Inc.
3.750% due 08/14/2020	6,983	7,000
Scientific Games International, Inc.
0.032% - 3.190% due 06/30/2015	7,910	7,903
Springleaf Financial Funding Co.
5.500% due 05/10/2017	6,307	6,324
SunGard Data Systems, Inc.
1.929% due 02/28/2014	10	10
4.000% due 03/08/2020	14,072	14,156
4.500% due 01/31/2020	3,979	4,020
Tesoro Corp.
2.511% due 06/03/2016	1,984	1,992
Time Warner Telecom Holdings, Inc.
2.680% due 04/17/2020	998	999
Universal Health Services, Inc.
1.000% due 11/15/2016	823	828

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Valeant Pharmaceuticals International, Inc.
4.500% due 08/05/2020		$35,888	$36,196
Warner Chilcott Co. LLC
5.250% due 08/21/2017		450	450
Windstream Corp.
3.500% due 01/23/2020		4,489	4,501

Total Bank Loan Obligations (Cost $504,864)			505,423

CORPORATE BONDS & NOTES 18.3%

BANKING & FINANCE 13.6%
Ally Financial, Inc.
2.460% due 12/01/2014		9,161	9,158
3.125% due 01/15/2016		6,255	6,280
3.500% due 07/18/2016		1,150	1,164
3.652% due 06/20/2014		3,400	3,451
4.500% due 02/11/2014		35,100	35,507
4.625% due 06/26/2015		27,095	28,044
6.050% due 10/15/2019		951	951
6.250% due 12/15/2018		933	933
6.400% due 12/15/2018		208	208
6.500% due 10/15/2016		40	40
6.500% due 12/15/2018		200	198
6.600% due 06/15/2019		38	38
6.650% due 04/15/2016		195	195
6.650% due 06/15/2018		97	97
6.650% due 10/15/2018		809	810
6.700% due 06/15/2018		1,592	1,592
6.700% due 11/15/2018		562	562
6.750% due 12/01/2014		24,078	25,380
6.750% due 11/15/2016		25	25
6.750% due 06/15/2019		75	75
6.800% due 10/15/2018		321	322
6.850% due 04/15/2016		389	389
7.000% due 05/15/2018		1,141	1,141
7.050% due 04/15/2018		374	375
7.250% due 06/15/2016		178	179
7.500% due 12/31/2013		16,725	16,997
7.500% due 06/15/2016		117	117
7.500% due 09/15/2020		74,710	84,236
8.300% due 02/12/2015		39,100	42,228
American International Group, Inc.
4.900% due 06/02/2014	CAD	500	494
5.050% due 10/01/2015		$34,300	36,950
Banco Bradesco S.A.
2.363% due 05/16/2014		90,600	91,078
Banco do Brasil S.A.
4.500% due 01/22/2015		5,500	5,720
Banco Santander Brasil S.A.
4.625% due 02/13/2017		4,100	4,243
Banco Santander Chile
3.750% due 09/22/2015		45,200	47,061
Bank of America Corp.
0.528% due 10/14/2016		8,100	7,957
0.594% due 08/15/2016		13,400	12,987
1.500% due 10/09/2015		3,400	3,421
4.500% due 04/01/2015		49,080	51,565
5.420% due 03/15/2017		1,000	1,098
6.500% due 08/01/2016		15,575	17,667
7.375% due 05/15/2014		27,100	28,212
7.800% due 09/15/2016		1,000	1,162
Bank of America N.A.
0.534% due 06/15/2016		2,300	2,252
0.554% due 06/15/2017		8,300	8,051
Bank of Montreal
1.300% due 10/31/2014		18,700	18,900
1.950% due 01/30/2018		33,700	34,598

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bankia S.A.
3.500% due 12/14/2015	EUR	8,300	$11,430
BBVA Bancomer S.A.
4.500% due 03/10/2016		$10,050	10,552
BBVA U.S. Senior S.A.U.
4.664% due 10/09/2015		15,400	16,043
Bear Stearns Cos. LLC
0.653% due 11/21/2016		11,820	11,716
BNP Paribas S.A.
1.169% due 01/10/2014		37,800	37,872
BPCE S.A.
2.015% due 02/07/2014		6,700	6,740
2.375% due 10/04/2013		10,500	10,503
CIT Group, Inc.
4.750% due 02/15/2015		17,400	18,052
5.000% due 05/15/2017		4,200	4,436
5.250% due 04/01/2014		24,000	24,450
Citigroup, Inc.
0.528% due 06/09/2016		3,100	3,028
1.226% due 07/25/2016		219,200	221,299
1.718% due 01/13/2014		34,800	34,924
2.650% due 03/02/2015		2,600	2,659
4.587% due 12/15/2015		4,653	4,980
4.750% due 05/19/2015		10	11
5.000% due 09/15/2014		39,100	40,585
6.000% due 12/13/2013		580	586
6.010% due 01/15/2015		2,939	3,128
CNA Financial Corp.
5.850% due 12/15/2014		38,500	40,723
Commonwealth Bank of Australia
0.534% due 09/17/2014		51,400	51,535
Credit Agricole S.A.
1.716% due 01/21/2014		35,800	35,943
Dexia Credit Local S.A.
2.750% due 01/10/2014		3,500	3,521
2.750% due 04/29/2014		40,100	40,624
Eksportfinans ASA
0.720% due 07/28/2016	JPY	100,000	941
1.570% due 02/14/2018		1,500,000	13,884
2.000% due 09/15/2015		$11,300	11,074
2.375% due 05/25/2016		21,700	21,103
3.000% due 11/17/2014		5,100	5,113
5.500% due 06/26/2017		35,100	36,636
Export-Import Bank of India
2.398% due 03/30/2016		1,500	1,470
Export-Import Bank of Korea
1.250% due 11/20/2015		94,400	94,713
2.050% due 03/21/2015		5,200	5,208
4.125% due 09/09/2015		2,000	2,120
5.875% due 01/14/2015		3,100	3,288
8.125% due 01/21/2014		107,200	109,638
First Horizon National Corp.
5.375% due 12/15/2015		15,600	16,869
Ford Motor Credit Co. LLC
1.362% due 08/28/2014		49,700	49,958
2.750% due 05/15/2015		20,000	20,467
5.625% due 09/15/2015		17,700	19,167
7.000% due 10/01/2013		12,300	12,300
7.000% due 04/15/2015		14,800	16,096
8.000% due 06/01/2014		2,400	2,511
8.000% due 12/15/2016		3,600	4,266
8.700% due 10/01/2014		6,900	7,426
12.000% due 05/15/2015		5,000	5,879
GATX Financial Corp.
5.800% due 03/01/2016		1,200	1,316
GMAC International Finance BV
7.500% due 04/21/2015	EUR	8,635	12,548

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	37

Schedule of Investments PIMCO Low Duration Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Goldman Sachs Group, Inc.
1.265% due 02/07/2014		$26,000	$26,076
HBOS PLC
0.959% due 09/06/2017		32,300	30,822
6.750% due 05/21/2018		4,000	4,466
HCP, Inc.
5.650% due 12/15/2013		725	732
Hospitality Properties Trust
6.300% due 06/15/2016		7,500	8,165
HSBC Bank PLC
2.000% due 01/19/2014		1,200	1,206
HSBC USA Capital Trust
8.380% due 05/15/2027		700	712
HSBC USA, Inc.
2.375% due 02/13/2015		12,600	12,888
Industrial Bank of Korea
2.375% due 07/17/2017		39,200	39,397
3.750% due 09/29/2016		59,200	62,804
ING Bank NV
1.658% due 06/09/2014		19,200	19,363
1.891% due 09/25/2015		1,200	1,226
International Lease Finance Corp.
4.875% due 04/01/2015		4,210	4,370
5.650% due 06/01/2014		14,100	14,470
6.500% due 09/01/2014		30,510	31,807
6.625% due 11/15/2013		14,100	14,179
6.750% due 09/01/2016		4,525	4,989
8.625% due 09/15/2015		11,500	12,736
Intesa Sanpaolo SpA
2.662% due 02/24/2014		30,500	30,671
IPIC GMTN Ltd.
4.875% due 05/14/2016	EUR	1,700	2,496
JPMorgan Chase & Co.
0.882% due 02/26/2016		$28,600	28,666
1.302% due 03/20/2015		1,400	1,414
3.400% due 06/24/2015		13,000	13,551
3.700% due 01/20/2015		5,600	5,802
4.650% due 06/01/2014		3,000	3,083
JPMorgan Chase Bank N.A.
0.889% due 05/31/2017	EUR	26,300	35,082
5.375% due 09/28/2016	GBP	9,800	17,402
Korea Development Bank
3.250% due 03/09/2016		$74,100	77,357
4.000% due 09/09/2016		10,000	10,692
4.375% due 08/10/2015		2,000	2,121
8.000% due 01/23/2014		16,900	17,283
Korea Finance Corp.
3.250% due 09/20/2016		8,000	8,373
Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015		2,184	2,379
Merrill Lynch & Co., Inc.
0.486% due 01/31/2014	EUR	10,000	13,532
0.728% due 01/15/2015		$9,000	8,980
1.014% due 09/15/2026		10,600	8,991
5.750% due 12/12/2014	GBP	13,300	22,716
6.400% due 08/28/2017		$5,950	6,849
8.950% due 05/18/2017		180	206
Morgan Stanley
0.748% due 10/15/2015		13,300	13,205
1.865% due 01/24/2014		29,600	29,712
5.375% due 10/15/2015		5,650	6,079
6.000% due 04/28/2015		3,000	3,220
Murray Street Investment Trust
4.647% due 03/09/2017		14,912	15,919
National Bank of Canada
1.500% due 06/26/2015		3,700	3,752

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
National City Bank
0.604% due 12/15/2016		$8,090	$7,980
0.628% due 06/07/2017		7,950	7,820
New York Life Global Funding
0.615% due 05/23/2016		800	803
1.850% due 12/13/2013		19,200	19,257
Nykredit Realkredit A/S
2.000% due 04/01/2014	DKK	240,500	44,050
Pacific Life Global Funding CPI Linked Bond
3.638% due 06/02/2018		$7,450	7,354
Petrobras Global Finance BV
1.884% due 05/20/2016		87,500	87,281
Preferred Term Securities Ltd.
0.804% due 03/24/2034		1,286	998
Prudential Covered Trust
2.997% due 09/30/2015		32,980	34,034
Qatari Diar Finance QSC
3.500% due 07/21/2015		65,300	68,201
QNB Finance Ltd.
3.125% due 11/16/2015		2,000	2,080
3.375% due 02/22/2017		8,000	8,340
Realkredit Danmark A/S
2.000% due 04/01/2014	DKK	432,800	79,226
Regions Financial Corp.
7.750% due 11/10/2014		$5,721	6,146
Royal Bank of Scotland PLC
0.969% due 04/11/2016		5,956	5,673
Santander Issuances S.A.U.
5.911% due 06/20/2016		1,600	1,694
Sberbank of Russia Via SB Capital S.A.
5.499% due 07/07/2015		500	532
SLM Corp.
0.566% due 01/27/2014		3,000	2,985
3.875% due 09/10/2015		13,425	13,761
5.000% due 10/01/2013		1,545	1,545
5.000% due 04/15/2015		49,617	51,726
5.050% due 11/14/2014		12,200	12,627
5.375% due 05/15/2014		21,300	21,779
6.250% due 01/25/2016		74,307	79,416
SLM Corp. CPI Linked Bond
3.818% due 11/01/2013		2,946	2,947
SLM Student Loan Trust
0.774% due 12/15/2033	EUR	874	1,116
Sparebank Boligkreditt A/S
1.250% due 10/25/2014		$98,400	98,461
Springleaf Finance Corp.
4.125% due 11/29/2013	EUR	20,500	27,736
5.750% due 09/15/2016		$4,450	4,606
6.900% due 12/15/2017		1,125	1,181
Standard Chartered PLC
1.215% due 05/12/2014		9,300	9,347
Tayarra Ltd.
3.628% due 02/15/2022		19,257	20,630
Toyota Motor Credit Corp.
0.402% due 09/18/2015		7,000	7,005
0.553% due 05/17/2016		2,600	2,609
0.719% due 10/11/2013		17,900	17,902
UBS AG
1.264% due 01/28/2014		14,294	14,342
5.875% due 07/15/2016		6,977	7,727
Union Bank N.A.
1.000% due 09/26/2016		42,400	42,694
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017		1,200	1,273
Wachovia Corp.
0.638% due 10/15/2016		38,570	38,162

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wells Fargo & Co.
1.500% due 07/01/2015		$7,000	$7,091

			3,293,517

INDUSTRIALS 2.6%
AbbVie, Inc.
1.027% due 11/06/2015		2,500	2,525
Amgen, Inc.
1.875% due 11/15/2014		5,000	5,071
AutoZone, Inc.
5.750% due 01/15/2015		12,900	13,707
Barry Callebaut Services NV
6.000% due 07/13/2017	EUR	1,250	1,898
Bombardier, Inc.
4.250% due 01/15/2016		$13,500	14,040
Cadbury Schweppes U.S. Finance LLC
5.125% due 10/01/2013		3,693	3,693
CNPC General Capital Ltd.
1.450% due 04/16/2016		39,500	39,401
Colorado Interstate Gas Co. LLC
5.950% due 03/15/2015		4,260	4,567
Columbus International, Inc.
11.500% due 11/20/2014		5,000	5,400
COX Communications, Inc.
5.450% due 12/15/2014		832	879
CSX Corp.
7.900% due 05/01/2017		15,500	18,423
Daimler Finance North America LLC
0.858% due 03/28/2014		800	802
0.870% due 01/09/2015		6,800	6,826
0.945% due 08/01/2016		4,000	4,012
6.500% due 11/15/2013		23,900	24,064
DISH DBS Corp.
6.625% due 10/01/2014		31,754	33,421
7.000% due 10/01/2013		6,900	6,900
7.125% due 02/01/2016		9,600	10,572
7.750% due 05/31/2015		21,433	23,469
EOG Resources, Inc.
1.016% due 02/03/2014		88,700	88,892
Florida Gas Transmission Co. LLC
4.000% due 07/15/2015		25,300	26,548
Fresenius U.S. Finance, Inc.
8.750% due 07/15/2015	EUR	500	764
General Electric Co.
0.850% due 10/09/2015		$35,200	35,302
General Mills, Inc.
0.613% due 05/16/2014		12,900	12,923
GTL Trade Finance, Inc.
7.250% due 10/20/2017		2,000	2,230
HCA, Inc.
5.750% due 03/15/2014		6,020	6,148
6.375% due 01/15/2015		12,938	13,682
6.500% due 02/15/2016		2,600	2,824
7.875% due 02/15/2020		8,900	9,618
8.500% due 04/15/2019		4,500	4,849
Hewlett-Packard Co.
0.661% due 05/30/2014		4,600	4,601
Kinder Morgan, Inc.
5.150% due 03/01/2015		775	812
Lennar Corp.
5.500% due 09/01/2014		8,800	9,130
MGM Resorts International
6.625% due 07/15/2015		13,415	14,522
Mondelez International, Inc.
5.250% due 10/01/2013		6,775	6,775

38	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Northwest Airlines Pass-Through Trust
7.150% due 04/01/2021		$3,234	$3,469
Olin Corp.
6.750% due 06/15/2016		15,000	16,500
PACCAR, Inc.
6.875% due 02/15/2014		19,900	20,358
Pemex Project Funding Master Trust
7.500% due 12/18/2013	GBP	500	821
Petrobras International Finance Co.
3.875% due 01/27/2016		$9,500	9,851
SABIC Capital BV
3.000% due 11/02/2015		2,300	2,389
SABMiller PLC
5.700% due 01/15/2014		3,000	3,043
Sanofi
0.558% due 03/28/2014		22,475	22,522
Schlumberger Investment S.A.
0.806% due 09/12/2014		7,400	7,435
Sinopec Group Overseas Development Ltd.
2.750% due 05/17/2017		59,600	60,915
UAL Pass-Through Trust
10.400% due 05/01/2018		931	1,044
United Airlines, Inc.
6.750% due 09/15/2015		3,250	3,364
United Technologies Corp.
0.530% due 12/02/2013		3,500	3,502
Urbi Desarrollos Urbanos S.A.B. de C.V.
9.500% due 01/21/2020 ^		600	108
Vivendi S.A.
2.400% due 04/10/2015		2,100	2,145
Volkswagen International Finance NV
0.858% due 04/01/2014		6,070	6,085
Woodside Finance Ltd.
4.500% due 11/10/2014		7,500	7,764
Wynn Las Vegas LLC
7.875% due 11/01/2017		1,400	1,459

			632,064

UTILITIES 2.1%
AK Transneft OJSC Via TransCapitalInvest Ltd.
5.670% due 03/05/2014		1,000	1,023
Arizona Public Service Co.
5.800% due 06/30/2014		1,265	1,311
Dayton Power & Light Co.
1.875% due 09/15/2016		11,400	11,500
Duke Energy Corp.
3.950% due 09/15/2014		2,100	2,167
Enel Finance International NV
3.875% due 10/07/2014		7,000	7,171
Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014		1,700	1,772
10.500% due 03/25/2014		8,000	8,390
Majapahit Holding BV
8.000% due 08/07/2019		5,000	5,575
NGPL PipeCo LLC
7.119% due 12/15/2017		5,000	4,438
Qtel International Finance Ltd.
3.375% due 10/14/2016		21,600	22,518
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.500% due 09/30/2014		3,000	3,135
5.832% due 09/30/2016		6,540	6,949
Sempra Energy
2.000% due 03/15/2014		13,721	13,809
Shell International Finance BV
3.100% due 06/28/2015		3,100	3,240

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TECO Finance, Inc.
6.750% due 05/01/2015	$6,000	$6,412
Verizon Communications, Inc.
1.782% due 09/15/2016	212,080	218,531
2.002% due 09/14/2018	6,350	6,685
2.500% due 09/15/2016	145,400	150,002
3.650% due 09/14/2018	15,300	16,143

		490,771

Total Corporate Bonds & Notes (Cost $4,335,472)		4,416,352

MUNICIPAL BONDS & NOTES 0.2%

LOUISIANA 0.1%
Louisiana Gasoline & Fuels Tax Revenue Bonds, (BABs), Series 2009
3.000% due 05/01/2043	36,500	36,573

MINNESOTA 0.1%
Tobacco Securitization Authority, Minnesota Revenue Notes, Series 2011
2.643% due 03/01/2014	5,000	5,047
3.093% due 03/01/2015	7,000	7,224

		12,271

TEXAS 0.0%
North Texas Higher Education Authority, Inc. Revenue Bonds, Series 2011
1.374% due 04/01/2040	4,899	4,983

Total Municipal Bonds & Notes (Cost $53,521)		53,827

U.S. GOVERNMENT AGENCIES 19.5%
Fannie Mae
0.239% due 12/25/2036	2,383	2,336
0.299% due 06/25/2034	581	563
0.379% due 10/27/2037	107,500	107,591
0.479% due 03/25/2037	6,111	6,107
0.529% due 03/25/2037 - 03/25/2044	10,390	10,388
0.539% due 03/25/2037	547	547
0.559% due 07/25/2037	7,780	7,798
0.579% due 06/25/2032 - 09/25/2035	701	694
0.649% due 07/25/2037 - 12/25/2040	10,255	10,297
0.679% due 05/25/2039 - 09/25/2041	93,344	93,892
0.779% due 04/25/2022 - 05/25/2030	36	36
0.829% due 05/25/2030 - 12/25/2037	7,905	7,949
0.879% due 10/25/2037	17,319	17,400
0.909% due 06/25/2040	2,410	2,419
0.917% due 11/01/2021	4,400	4,409
0.919% due 03/25/2040	56,341	56,796
0.929% due 03/25/2038 - 01/25/2040	49,333	49,781
1.000% due 01/25/2043	9,922	9,716
1.029% due 02/25/2040	5,557	5,584
1.079% due 07/25/2039	6,823	6,889
1.359% due 07/01/2042 - 07/01/2044	1,280	1,301
1.375% due 01/01/2021	11	11
1.398% due 03/01/2035	531	544
1.409% due 09/01/2041	98	102

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.559% due 10/01/2030 - 11/01/2039	$960	$1,002
1.659% due 11/01/2017	8	8
1.782% due 03/01/2035	5,218	5,410
1.795% due 11/01/2018	1	1
1.893% due 07/01/2017	13	14
2.200% due 08/01/2017	1	2
2.201% due 07/01/2018	4	4
2.221% due 11/01/2027	20	21
2.231% due 10/01/2034	1,861	1,959
2.248% due 11/01/2017	11	11
2.250% due 07/01/2017	11	11
2.253% due 08/01/2029	455	477
2.254% due 05/01/2035	956	1,007
2.265% due 10/01/2035	3,079	3,282
2.273% due 06/01/2017	3	3
2.281% due 12/01/2033	204	214
2.296% due 11/01/2034	560	593
2.304% due 01/01/2035	3,228	3,414
2.306% due 06/01/2022	3	3
2.310% due 08/01/2022	1,300	1,235
2.315% due 09/01/2035	135	143
2.328% due 03/01/2035	1,053	1,114
2.339% due 07/01/2035	3,029	3,206
2.342% due 08/01/2035	4,098	4,328
2.372% due 05/01/2035	2,837	3,004
2.376% due 04/01/2024	42	45
2.455% due 03/01/2024	120	128
2.464% due 10/01/2024	105	105
2.481% due 09/01/2035	3,204	3,386
2.492% due 04/01/2034	500	530
2.500% due 11/01/2027 - 08/01/2035	1,096	1,156
2.508% due 06/01/2035	1,054	1,113
2.513% due 02/01/2028	109	117
2.537% due 07/01/2035	2,681	2,841
2.585% due 11/01/2023	16	16
2.599% due 01/01/2024	68	72
2.707% due 09/01/2032	859	910
2.868% due 06/01/2035	650	692
2.978% due 07/25/2017	118	117
3.000% due 02/01/2021 - 07/01/2043	2,428	2,425
3.071% due 12/01/2017	9	9
3.500% due 03/01/2020 - 01/01/2032	22,956	24,367
4.000% due 04/01/2019 - 03/01/2043	51,203	54,390
4.250% due 05/25/2033	2,109	2,274
4.376% due 02/01/2028	4	5
4.419% due 12/01/2036	120	127
4.500% due 05/01/2018 - 10/01/2042	836,573	896,404
4.508% due 01/01/2028	25	27
4.595% due 09/01/2034	103	110
4.964% due 04/01/2018	182	195
5.000% due 12/25/2017 - 11/01/2043	1,379,021	1,497,008
5.236% due 11/01/2035	64	69
5.500% due 10/01/2017 - 10/01/2043	905,058	987,120
6.000% due 05/01/2016 - 05/01/2041	185,975	203,384
6.001% due 12/25/2042	2,303	2,666
6.321% due 02/25/2037 (a)	34,219	4,584
6.500% due 07/25/2023 - 03/01/2038	9,753	10,957
7.000% due 05/01/2026 - 04/01/2034	89	100

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	39

Schedule of Investments PIMCO Low Duration Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.562% due 01/25/2043	$6,694	$5,934
8.000% due 11/25/2023 - 11/01/2031	1,178	1,390
8.500% due 04/01/2025	79	93
8.800% due 01/25/2019	33	37
9.000% due 03/25/2021 - 04/25/2021	108	123
9.250% due 10/25/2018	1	2
9.500% due 03/25/2020 - 11/01/2025	315	368
11.000% due 11/01/2020	1	1
FDIC Structured Sale Guaranteed Notes
2.980% due 12/06/2020	36,806	38,084
Federal Housing Administration
7.430% due 10/01/2020 - 10/01/2023	1,837	1,796
Freddie Mac
0.332% due 07/15/2019 - 08/15/2019	14,202	14,183
0.439% due 08/25/2031	2,146	2,099
0.459% due 09/25/2031	3,878	3,614
0.482% due 05/15/2036	8,075	8,086
0.512% due 02/15/2037	354	354
0.522% due 02/15/2037	295	295
0.582% due 06/15/2018	865	869
0.632% due 11/15/2030 - 10/15/2041	19,152	19,172
0.682% due 09/15/2041	37,784	37,828
0.792% due 07/15/2037	517	520
0.882% due 08/15/2037	961	966
0.902% due 09/15/2037	11,017	11,070
1.032% due 12/15/2039	100	100
1.037% due 01/15/2038	13,156	13,236
1.132% due 10/15/2020	18	19
1.182% due 03/15/2021	12	12
1.554% due 07/25/2044	653	665
1.625% due 03/01/2017	7	8
1.750% due 01/01/2017	1	1
2.015% due 02/01/2020	65	65
2.200% due 10/01/2027	16	16
2.250% due 11/01/2022	83	86
2.339% due 06/01/2024	28	30
2.365% due 11/01/2023	8	8
2.375% due 02/01/2023	1	1
2.384% due 12/01/2022	24	25
2.406% due 10/01/2023	48	49
2.452% due 09/01/2023	6	6
2.482% due 07/01/2027	45	48
2.500% due 03/01/2035 - 04/01/2035	4,961	5,271
2.501% due 04/01/2035	390	407
2.503% due 08/01/2035	7,917	8,432
2.510% due 07/01/2035	52	54
2.543% due 04/01/2035	2,470	2,612
2.600% due 03/01/2035	295	312
2.613% due 03/01/2035	1,258	1,332
2.623% due 01/01/2024 - 10/01/2035	4,129	4,440
2.948% due 04/01/2035	1,241	1,325
3.000% due 06/15/2036 - 03/15/2041	9,567	9,624
3.047% due 02/01/2037	80	85
3.047% due 05/15/2040 (a)	41,996	42,747
3.085% due 08/15/2032	275	289
4.000% due 01/15/2024 (a)	829	108
4.000% due 09/01/2040 - 11/01/2043	20,159	21,022
4.500% due 09/15/2018 - 06/01/2041	31,827	33,959

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 01/01/2026 - 07/01/2041	$4,358	$4,699
5.500% due 11/01/2013 - 01/01/2039	16,437	17,857
5.972% due 05/01/2037	157	170
6.000% due 02/01/2016 - 10/01/2035	1,683	1,773
6.288% due 07/15/2036 (a)	5,448	726
6.500% due 02/15/2014 - 07/25/2043	25,689	29,087
6.968% due 08/15/2036 (a)	19,232	2,656
7.000% due 01/01/2030 - 04/01/2032	29	33
7.500% due 07/15/2030	216	253
8.000% due 04/15/2021 - 12/01/2024	87	94
8.500% due 06/01/2022 - 11/01/2025	284	327
9.000% due 12/15/2020 - 08/01/2022	111	126
9.500% due 08/01/2016 - 09/01/2021	40	44
10.000% due 11/01/2016 - 05/15/2020	12	14
Ginnie Mae
0.732% due 12/16/2025	57	58
1.625% due 03/20/2017 - 02/20/2032	6,648	6,926
1.750% due 08/20/2022 - 07/20/2034	1,881	1,958
1.950% due 02/20/2041	24,167	24,160
2.000% due 09/20/2024 - 07/20/2030	862	895
2.500% due 11/20/2026	5	5
3.000% due 04/20/2016	1	1
4.000% due 03/20/2019	10	11
5.000% due 06/20/2032 - 03/15/2042	119,270	129,927
5.500% due 10/17/2022	50	52
7.000% due 06/15/2024 - 06/15/2027	5	6
7.500% due 03/15/2022 - 09/15/2031	50	54
8.000% due 05/15/2016 - 06/20/2031	562	595
8.500% due 12/15/2021 - 05/15/2030	4	4
9.000% due 08/15/2030 - 09/15/2030	145	157
9.500% due 10/15/2016 - 06/15/2025	12	12
10.000% due 09/15/2018 - 11/15/2020	1	1
Small Business Administration
4.310% due 04/01/2029	20,135	21,658
5.110% due 04/01/2025	391	422
5.640% due 04/01/2026	9,891	10,902
Vendee Mortgage Trust
6.500% due 05/15/2029	22,142	25,613

Total U.S. Government Agencies (Cost $4,671,680)		4,705,619

U.S. TREASURY OBLIGATIONS 11.3%
U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2017	11,930	12,312
0.125% due 04/15/2018 (g)	7,781	8,022
0.125% due 01/15/2022 (i)	380,834	376,445

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.125% due 07/15/2022 (g)(i)(k)		$864,530	$852,441
0.625% due 07/15/2021 (i)(k)		195,158	203,338
1.125% due 01/15/2021		102,619	110,568
1.250% due 04/15/2014		451,327	455,312
1.250% due 07/15/2020		120,393	131,844
1.375% due 01/15/2020 (i)(k)		42,345	46,485
2.000% due 01/15/2014		219,593	220,760
2.000% due 07/15/2014		315,721	323,861

Total U.S. Treasury Obligations (Cost $2,858,977)			2,741,388

MORTGAGE-BACKED SECURITIES 8.0%
ABN AMRO Mortgage Corp.
5.500% due 01/25/2034		661	674
Aggregator of Loans Backed by Assets PLC
2.767% due 12/16/2042	GBP	17,472	28,807
American Home Mortgage Assets Trust
0.389% due 10/25/2046		$19,855	12,597
0.449% due 11/25/2035		3,034	2,463
American Home Mortgage Investment Trust
1.873% due 09/25/2045		240	224
2.393% due 02/25/2045		49,029	49,208
Arran Residential Mortgages Funding PLC
1.626% due 05/16/2047	EUR	615	844
Banc of America Commercial Mortgage Trust
5.742% due 04/10/2049		$37,550	41,214
5.857% due 06/10/2049		3,400	3,791
Banc of America Funding Corp.
0.420% due 05/20/2035		5,209	4,818
0.459% due 07/25/2037		18,718	15,333
2.666% due 05/25/2035		827	841
2.685% due 02/20/2036		3,560	3,550
5.500% due 09/25/2035		3,852	3,833
Banc of America Large Loan Trust
2.482% due 11/15/2015		40,219	40,298
Banc of America Mortgage Trust
2.444% due 09/25/2035		12,523	11,711
2.875% due 05/25/2033		130	129
2.944% due 02/25/2035		616	610
6.500% due 10/25/2031		1,033	1,102
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
5.499% due 07/10/2043		9,423	9,853
BCAP LLC Trust
0.330% due 05/26/2037		5,409	5,316
0.350% due 09/26/2035		9,531	9,384
BCRR Trust
5.858% due 07/17/2040		1,450	1,630
Bear Stearns Adjustable Rate Mortgage Trust
2.320% due 08/25/2035		415	418
2.491% due 08/25/2033		2,503	2,490
2.573% due 04/25/2033		2,401	2,456
2.575% due 01/25/2035		2,095	1,970
2.600% due 03/25/2035		1,379	1,396
2.655% due 10/25/2036 ^		2,705	2,223
2.706% due 08/25/2035		42,405	37,967
2.729% due 02/25/2033		164	167
2.735% due 11/25/2030		37	38
2.739% due 08/25/2033		632	629
2.751% due 08/25/2035 ^		6,676	5,567
2.793% due 03/25/2035		709	710
2.960% due 02/25/2033		420	378
2.984% due 01/25/2035		11	10
3.080% due 01/25/2034		33	34

40	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.236% due 03/25/2035		$389	$373
Bear Stearns Alt-A Trust
2.366% due 09/25/2034		1,249	1,212
2.484% due 04/25/2035		15,566	14,188
2.667% due 05/25/2035		655	618
2.735% due 09/25/2035		5,038	4,178
Bear Stearns Commercial Mortgage Securities Trust
5.331% due 02/11/2044		1,500	1,647
Bear Stearns Structured Products, Inc.
2.564% due 01/26/2036		10,154	7,871
Chevy Chase Funding LLC
0.459% due 01/25/2035		1,595	1,428
Citigroup Mortgage Loan Trust, Inc.
2.270% due 09/25/2035		121	120
2.510% due 10/25/2035		31	30
2.829% due 03/25/2034		1,900	1,900
2.876% due 03/25/2036		14,858	13,128
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.485% due 01/15/2046		41,827	45,157
Countrywide Alternative Loan Trust
0.359% due 05/25/2047		8,528	6,547
0.459% due 02/25/2037		9,995	7,272
0.579% due 06/25/2036 ^		1,219	774
Countrywide Home Loan Mortgage Pass-Through Trust
0.469% due 04/25/2035		2,778	2,320
2.423% due 02/20/2036		17,971	13,775
5.000% due 08/25/2019		670	687
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039		61,523	65,545
5.383% due 02/15/2040		4,385	4,727
5.448% due 01/15/2049		1,600	1,604
5.953% due 09/15/2039		3,900	3,960
Credit Suisse First Boston Mortgage Securities Corp.
0.302% due 02/15/2022		3,493	3,471
0.822% due 03/25/2032		917	836
2.459% due 04/25/2034		17,158	17,245
2.563% due 10/25/2033		199	189
4.499% due 11/15/2037		991	991
4.823% due 06/25/2032		56	56
Credit Suisse Mortgage Capital Certificates
0.449% due 02/27/2036		13,466	12,929
2.621% due 09/26/2047		8,130	8,154
2.725% due 02/26/2036		5,283	5,114
2.741% due 05/26/2036		3,469	3,499
DBRR Trust
0.853% due 02/25/2045		32,155	32,205
DLJ Acceptance Trust
11.000% due 08/01/2019		23	27
EMF-NL
1.069% due 04/17/2041	EUR	3,000	2,430
1.219% due 07/17/2041		7,300	7,369
First Horizon Alternative Mortgage Securities
2.193% due 09/25/2034		$642	638
2.238% due 09/25/2035		1,326	1,183
First Horizon Asset Securities, Inc.
5.250% due 03/25/2035		6,550	6,518
First Horizon Mortgage Pass-Through Trust
2.565% due 02/25/2035		631	635
GMAC Mortgage Securities, Inc.
7.430% due 12/01/2021		14	14
Granite Master Issuer PLC
0.307% due 12/20/2054	EUR	7,352	9,832
0.320% due 12/20/2054		$47,961	47,241
0.327% due 12/20/2054	EUR	25,947	34,703
0.360% due 12/17/2054		$3,224	3,183
0.380% due 12/20/2054		41,168	40,551
0.440% due 12/20/2054		6,728	6,627

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.711% due 12/20/2054	GBP	4,169	$6,646
0.712% due 12/17/2054		2,363	3,766
0.811% due 12/20/2054		35,309	56,314
Granite Mortgages PLC
0.898% due 09/20/2044		1,033	1,655
Great Hall Mortgages PLC
0.382% due 06/18/2039		$18,733	16,972
Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042		500	517
5.224% due 04/10/2037		54,273	57,739
5.444% due 03/10/2039		7,400	8,202
6.056% due 07/10/2038		300	330
GS Mortgage Securities Trust
1.456% due 03/06/2020		9,288	9,302
1.731% due 03/06/2020		1,825	1,828
2.202% due 03/06/2020		2,900	2,908
4.085% due 03/06/2020		8,520	8,552
5.396% due 08/10/2038		8,535	8,705
GSR Mortgage Loan Trust
2.681% due 09/25/2035		38,662	38,776
2.838% due 07/25/2035		2,075	1,692
6.000% due 03/25/2032		113	112
Harborview Mortgage Loan Trust
2.749% due 07/19/2035		7,144	6,124
Holmes Master Issuer PLC
1.568% due 10/15/2054	EUR	11,599	15,779
IndyMac Mortgage Loan Trust
0.389% due 05/25/2046		$3,636	3,020
JPMorgan Chase Commercial Mortgage Securities Corp.
5.715% due 03/18/2051		23,895	25,911
JPMorgan Chase Commercial Mortgage Securities Trust
0.632% due 07/15/2019		12,092	11,806
4.878% due 01/15/2042		6,892	7,135
5.257% due 05/15/2047		82,660	88,842
5.397% due 05/15/2045		28,400	31,272
5.420% due 01/15/2049		2,285	2,530
5.715% due 03/18/2051		28,800	31,842
6.002% due 06/15/2049		18,945	21,350
JPMorgan Mortgage Trust
2.695% due 08/25/2035 ^		12,681	11,868
2.737% due 07/25/2035		860	866
2.858% due 04/25/2037 ^		1,264	969
LB-UBS Commercial Mortgage Trust
5.342% due 09/15/2039		17,681	19,161
5.866% due 09/15/2045		4,904	5,501
Mall Funding PLC
1.190% due 04/22/2017	GBP	2,962	4,704
MASTR Adjustable Rate Mortgages Trust
2.623% due 11/21/2034		$692	718
MASTR Alternative Loan Trust
4.500% due 11/25/2018		2,179	2,189
MASTR Asset Securitization Trust
5.500% due 09/25/2033		4,522	4,801
Merrill Lynch Floating Trust
0.720% due 07/09/2021		124,498	124,098
Merrill Lynch Mortgage Investors Trust
0.429% due 11/25/2035		1,017	929
Merrill Lynch Mortgage Trust
6.045% due 06/12/2050		1,568	1,664
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		9,400	10,405
Morgan Stanley Capital Trust
5.597% due 03/12/2044		24,830	26,719
Morgan Stanley Mortgage Loan Trust
0.439% due 04/25/2035		15,729	13,934
0.449% due 11/25/2035		3,404	3,289
0.499% due 01/25/2035		2,073	1,942

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.500% due 08/25/2034		$1,186	$1,171
5.500% due 11/25/2035		6,000	6,007
Morgan Stanley Re-REMIC Trust
5.993% due 08/12/2045		6,200	6,907
5.993% due 08/15/2045		9,500	10,583
MortgageIT Trust
0.499% due 02/25/2035		2,159	2,048
Newgate Funding PLC
0.824% due 12/15/2050	EUR	2,500	3,138
Opera Germany PLC
0.440% due 10/20/2014		8,913	11,944
Paine Webber CMO Trust
8.950% due 07/01/2018		$2	2
Permanent Master Issuer PLC
1.918% due 07/15/2042	EUR	3,600	4,951
Prime Mortgage Trust
0.579% due 02/25/2019		$42	41
0.579% due 02/25/2034		1,732	1,637
Resecuritization Mortgage Trust
0.430% due 04/26/2021		21	20
Residential Funding Mortgage Securities, Inc. Trust
5.250% due 01/25/2036		227	207
Royal Bank of Scotland Capital Funding Trust
5.331% due 02/16/2044		5,000	5,384
6.068% due 02/17/2051		10,000	10,319
Silverstone Master Issuer PLC
1.816% due 01/21/2055		10,000	10,183
SOMF Ltd.
0.664% due 04/22/2017	GBP	20,096	31,921
Structured Adjustable Rate Mortgage Loan Trust
2.485% due 02/25/2034		$156	156
Structured Asset Mortgage Investments Trust
0.309% due 03/25/2037		186	136
0.459% due 02/25/2036		4,270	3,234
0.841% due 09/19/2032		2,928	2,848
0.841% due 10/19/2034		395	389
9.154% due 06/25/2029		235	250
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.340% due 01/25/2032		97	86
2.477% due 06/25/2033		337	333
5.250% due 09/25/2034		3,351	3,498
Suntrust Adjustable Rate Mortgage Loan Trust
2.863% due 01/25/2037 ^		5,242	4,871
Thornburg Mortgage Securities Trust
2.406% due 10/25/2045		18,104	17,155
2.407% due 12/25/2045		13,511	12,666
Wachovia Bank Commercial Mortgage Trust
0.262% due 06/15/2020		24,795	24,486
0.322% due 06/15/2020		73,200	71,198
5.421% due 04/15/2047		9,452	9,471
5.509% due 04/15/2047		6,200	6,802
5.572% due 10/15/2048		16,500	18,145
5.749% due 07/15/2045		13,369	14,797
5.931% due 06/15/2049		578	596
WaMu Mortgage Pass-Through Certificates
0.439% due 11/25/2045		2,368	2,131
0.449% due 12/25/2045		7,502	6,803
0.469% due 10/25/2045		185	170
0.489% due 01/25/2045		213	198
0.558% due 11/25/2034		8,512	7,874
0.883% due 01/25/2047		6,127	5,804
1.153% due 08/25/2046		151	129
1.353% due 11/25/2042		1,145	1,039
1.553% due 06/25/2042		1,761	1,607
1.553% due 08/25/2042		1,559	1,423
2.204% due 02/27/2034		89	88

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	41

Schedule of Investments PIMCO Low Duration Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.204% due 01/25/2047		$4,209	$3,748
2.454% due 09/25/2046		132	124
2.458% due 01/25/2036		595	546
2.547% due 03/25/2034		1,834	1,827
Washington Mutual MSC Mortgage Pass-Through Certificates
2.090% due 02/25/2033		21	20
2.252% due 02/25/2033		116	114
Wells Fargo Mortgage-Backed Securities Trust
2.611% due 02/25/2035		952	952
2.612% due 07/25/2036 ^		13,004	12,378
2.616% due 06/25/2034		24,384	24,506
2.617% due 01/25/2035		3,895	3,873
2.624% due 12/25/2034		36,955	36,955
2.640% due 06/25/2035		60,662	60,965
2.642% due 03/25/2036		16,658	16,586
2.662% due 03/25/2035		742	757
2.680% due 04/25/2036 ^		2,649	2,473
2.708% due 04/25/2036		403	387
4.561% due 12/25/2033		945	963
5.500% due 12/25/2035		67	67

Total Mortgage-Backed Securities (Cost $1,907,742)			1,944,855

ASSET-BACKED SECURITIES 5.2%
Academic Loan Funding Trust
0.979% due 12/27/2022		2,476	2,499
Access Group, Inc.
1.566% due 10/27/2025		6,083	6,128
Accredited Mortgage Loan Trust
0.309% due 02/25/2037		7,977	7,251
0.420% due 09/25/2035		402	396
0.529% due 04/25/2035		8,793	8,535
ALM Loan Funding
1.064% due 11/20/2020		2,037	2,020
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.481% due 11/25/2034		5,188	5,163
0.639% due 07/25/2035		6,900	6,438
0.649% due 01/25/2035		61	61
0.679% due 09/25/2035		7,300	6,191
1.529% due 02/25/2033		2,525	2,349
AMMC CLO Ltd.
0.487% due 05/03/2018		364	364
Amortizing Residential Collateral Trust
0.719% due 06/25/2032		61	58
0.759% due 07/25/2032		744	676
Apidos CDO Ltd.
0.524% due 07/27/2017		4,768	4,765
Asset-Backed Securities Corp. Home Equity Loan Trust
0.409% due 05/25/2037		29,807	13,714
0.702% due 06/15/2031		4	4
Auto ABS SRL
0.364% due 10/25/2020	EUR	363	491
Avenue CLO Ltd.
0.525% due 10/30/2017		$10,805	10,804
0.526% due 07/20/2018		18,196	18,142
Bear Stearns Asset-Backed Securities Trust
0.239% due 01/25/2037		233	231
0.259% due 10/25/2036		137	136
0.679% due 06/25/2035		5,734	5,599
0.859% due 09/25/2035		646	640
1.179% due 10/25/2037		18,867	16,359
1.179% due 11/25/2042		804	782
1.979% due 03/25/2043		4,466	4,011
BNC Mortgage Loan Trust
0.299% due 11/25/2036		437	435

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Cadogan Square CLO BV
0.562% due 01/17/2023	EUR	36,649	$48,494
Callidus Debt Partners CLO Fund Ltd.
0.528% due 04/17/2020		$8,619	8,614
Carrington Mortgage Loan Trust
0.279% due 06/25/2037		320	312
Centex Home Equity Loan Trust
0.799% due 09/25/2034		3,700	3,256
Citibank Omni Master Trust
2.932% due 08/15/2018		44,500	45,441
Concord Real Estate CDO Ltd.
0.459% due 12/25/2046		10,444	10,131
Countrywide Asset-Backed Certificates
0.309% due 06/25/2047		3,406	3,368
0.359% due 09/25/2036		405	391
0.439% due 05/25/2036		1,585	1,583
0.519% due 04/25/2036		7,900	6,611
0.899% due 07/25/2034		5,300	4,726
0.929% due 03/25/2034		3,000	2,811
Credit Suisse First Boston Mortgage Securities Corp.
0.879% due 07/25/2032		12	9
Denali Capital CLO Ltd.
0.526% due 04/21/2020		19,174	19,112
Dryden Leveraged Loan CDO
0.512% due 05/22/2017		8,764	8,704
Duane Street CLO Ltd.
0.519% due 01/11/2021		5,373	5,282
Educational Services of America, Inc.
1.329% due 09/25/2040		36,939	37,631
EquiFirst Mortgage Loan Trust
0.659% due 01/25/2034		594	577
Eurocredit CDO BV
0.820% due 10/20/2016	EUR	9,204	12,415
First Franklin Mortgage Loan Trust
0.459% due 10/25/2035		$170	170
0.659% due 05/25/2035		2,800	2,494
1.004% due 05/25/2034		4,718	4,261
First NLC Trust
0.884% due 12/25/2035		7,484	6,951
Four Corners CLO Ltd.
0.534% due 01/26/2020		28,593	28,361
Franklin CLO Ltd.
0.514% due 06/15/2018		55,174	54,308
Fremont Home Loan Trust
0.239% due 01/25/2037		309	148
0.659% due 07/25/2035		3,351	3,358
Galaxy CLO Ltd.
0.526% due 10/20/2017		403	404
Gallatin CLO Ltd.
0.514% due 08/15/2017		412	412
Glacier Funding CDO Ltd.
0.595% due 11/12/2042		48,276	45,201
Goldentree Loan Opportunities Ltd.
0.961% due 10/18/2021		16,000	15,863
Grosvenor Place CLO BV
0.470% due 07/20/2021	EUR	1,273	1,717
GSAMP Trust
0.249% due 12/25/2036		$2,498	1,213
0.729% due 03/25/2034		1,035	1,036
1.049% due 11/25/2034		4,600	4,143
Gulf Stream Compass CLO Ltd.
0.525% due 01/24/2020		4,506	4,503
Gulf Stream Sextant CLO Ltd.
0.493% due 08/21/2020		2,970	2,964
Halcyon Structured Asset Management CLO Ltd.
0.453% due 05/21/2018		3,593	3,598

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Harbourmaster CLO BV
0.484% due 06/15/2020	EUR	2,390	$3,216
Home Equity Asset Trust
0.459% due 08/25/2036		$21,100	15,177
HSBC Home Equity Loan Trust
0.330% due 03/20/2036		930	914
0.450% due 01/20/2035		1,504	1,490
0.660% due 03/20/2036		11,000	9,244
HSI Asset Securitization Corp. Trust
0.229% due 10/25/2036		65	32
Hyde Park CDO BV
0.569% due 06/14/2022	EUR	6,778	9,011
Hyundai Capital Auto Funding Ltd.
1.179% due 09/20/2016		$8,461	8,376
ING Investment Management CLO Ltd.
0.518% due 12/13/2020		19,568	19,223
Inwood Park CDO Ltd.
0.491% due 01/20/2021		47,178	46,924
Landmark CDO Ltd.
0.543% due 07/15/2018		29,539	29,396
Leopard CLO BV
0.572% due 04/21/2020	EUR	7,410	9,966
Long Beach Mortgage Loan Trust
0.739% due 10/25/2034		$597	566
1.004% due 06/25/2035		2,858	2,777
Madison Park Funding Ltd.
0.535% due 05/10/2019		13,743	13,730
Massachusetts Educational Financing Authority
1.216% due 04/25/2038		10,511	10,518
Mercator CLO PLC
0.461% due 02/18/2024	EUR	16,011	21,180
Merrill Lynch Mortgage Investors Trust
0.379% due 08/25/2036		$12,127	11,802
0.469% due 08/25/2036		8,200	7,215
Mid-State Trust
4.864% due 07/15/2038		363	391
Morgan Stanley ABS Capital, Inc.
0.884% due 12/25/2034		5,532	5,330
Morgan Stanley Investment Management Croton Ltd.
0.528% due 01/15/2018		5,620	5,578
Morgan Stanley IXIS Real Estate Capital Trust
0.229% due 11/25/2036		23	10
NAC EuroLoan Advantage Ltd.
1.433% due 04/20/2019		14,423	14,457
1.596% due 04/20/2019	GBP	10,032	16,278
Nautique Funding Ltd.
0.518% due 04/15/2020		$12,883	12,619
Navigare Funding CLO Ltd.
0.524% due 05/20/2019		1,276	1,274
Neptune Finance CCS Ltd.
0.881% due 04/20/2020		9,562	9,522
New Century Home Equity Loan Trust
0.459% due 10/25/2035		6,887	6,735
0.509% due 02/25/2036		16,000	13,315
0.659% due 03/25/2035		11,875	10,190
NOB Hill CLO Ltd.
0.514% due 08/15/2018		5,920	5,866
Nomura Home Equity Loan, Inc.
0.669% due 05/25/2035		5,600	4,907
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
0.459% due 12/25/2035		11,700	10,025
0.589% due 11/25/2035		45,890	43,008
Option One Mortgage Loan Trust Asset-Backed Certificates
0.669% due 08/25/2035		2,800	2,204

42	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Panhandle-Plains Higher Education Authority, Inc.
1.378% due 10/01/2035		$186	$189
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.479% due 08/25/2035		10,747	10,669
RAAC Series
0.529% due 03/25/2034		950	877
0.659% due 03/25/2037		10,400	9,407
Renaissance Home Equity Loan Trust
0.799% due 03/25/2034		2,928	2,696
0.879% due 08/25/2032		40	35
Residential Asset Securities Corp. Trust
0.579% due 12/25/2035		4,200	3,667
0.619% due 01/25/2036		5,500	4,779
0.629% due 09/25/2035		6,285	5,996
0.639% due 06/25/2031		2	2
0.974% due 01/25/2035		1,744	1,604
1.004% due 07/25/2034		3,457	2,969
4.470% due 03/25/2032		281	290
Saxon Asset Securities Trust
0.499% due 09/25/2047		7,400	5,937
0.974% due 03/25/2035		6,204	5,319
Securitized Asset-Backed Receivables LLC Trust
0.239% due 12/25/2036 ^		4,128	1,344
0.309% due 05/25/2037 ^		990	534
SLC Student Loan Trust
0.344% due 11/15/2021		13,123	13,108
SLM Student Loan Trust
0.396% due 01/25/2019		7,291	7,268
0.416% due 01/25/2021		2,203	2,202
0.434% due 03/15/2024		22,600	21,749
0.436% due 04/27/2020		9,035	9,007
0.484% due 12/15/2023	EUR	1,640	2,177
0.494% due 09/15/2021		4,042	5,459
0.766% due 10/25/2017		$5,854	5,860
0.932% due 10/16/2023		29,403	29,372
1.232% due 06/15/2023		41,132	41,224
1.282% due 12/15/2021		13,481	13,523
1.454% due 12/15/2033		699	704
1.766% due 04/25/2023		7,950	8,180
1.832% due 12/15/2017		4,404	4,408
Soundview Home Loan Trust
0.239% due 11/25/2036		1,753	605
South Carolina Student Loan Corp.
0.810% due 03/01/2018		179	179
1.010% due 03/02/2020		900	899
1.260% due 09/03/2024		3,500	3,519
Specialty Underwriting & Residential Finance Trust
0.239% due 01/25/2038		292	288
Stanfield Bristol CLO Ltd.
0.524% due 10/15/2019		15,673	15,636
Structured Asset Investment Loan Trust
0.869% due 06/25/2035		3,200	2,939
0.884% due 03/25/2034		7,232	6,694
0.899% due 02/25/2035		6,500	5,390
1.154% due 10/25/2033		19,255	18,356
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
0.619% due 02/25/2035		1,412	1,302
0.629% due 11/25/2035		5,000	4,143
0.759% due 01/25/2033		385	363
0.779% due 02/25/2035		1,472	1,455
4.930% due 01/25/2035		218	219
Venture CDO Ltd.
0.496% due 01/20/2022		30,500	29,763
Wells Fargo Home Equity Asset-Backed Securities Trust
0.269% due 04/25/2037		259	258

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.719% due 08/25/2035		$2,900	$2,654
Wood Street CLO BV
0.544% due 11/22/2021	EUR	18,079	24,110

Total Asset-Backed Securities (Cost $1,228,744)			1,246,608

SOVEREIGN ISSUES 3.0%
Autonomous Community of Catalonia
1.500% due 09/16/2014	JPY	300,000	2,975
2.125% due 10/01/2014	CHF	1,000	1,092
2.750% due 03/24/2016		9,200	9,715
3.875% due 04/07/2015	EUR	16,800	22,842
4.750% due 06/04/2018		3,100	4,144
Autonomous Community of Madrid
4.200% due 09/24/2014		9,600	13,329
4.305% due 03/06/2014		9,500	13,029
Autonomous Community of Valencia
3.250% due 07/06/2015		3,800	5,081
4.375% due 07/16/2015		14,225	19,546
4.750% due 03/20/2014		6,300	8,592
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2017	BRL	144,000	45,623
Hydro-Quebec
1.375% due 06/19/2017		$10,000	10,027
2.000% due 06/30/2016		157,600	162,455
Italy Buoni Poliennali Del Tesoro
4.500% due 07/15/2015	EUR	14,300	20,235
Korea Housing Finance Corp.
4.125% due 12/15/2015		$2,500	2,651
Mexico Government International Bond
4.000% due 11/15/2040 (d)	MXN	44,222	3,693
4.500% due 11/22/2035 (d)		140,119	12,589
5.000% due 06/16/2016 (d)		43,228	3,700
8.000% due 12/19/2013		1,482,000	114,394
Province of British Columbia
1.200% due 04/25/2017		$13,200	13,277
Province of Ontario
1.000% due 07/22/2016		40,800	40,935
1.100% due 10/25/2017		111,100	109,507
1.375% due 01/27/2014		33,100	33,225
1.600% due 09/21/2016		2,900	2,954
3.000% due 07/16/2018		15,000	15,846
4.300% due 03/08/2017	CAD	17,600	18,468
Province of Quebec
4.500% due 12/01/2017		2,100	2,229
Republic of Korea
4.875% due 09/22/2014		$2,400	2,497
5.750% due 04/16/2014		4,000	4,111

Total Sovereign Issues (Cost $707,400)			718,761

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032 (b)		428,000	0

Total Convertible Preferred Securities (Cost $0)			0

PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.3%
Citigroup Capital
7.875% due 10/30/2040		250,000	6,867

		SHARES	MARKET VALUE (000S)
DG Funding Trust
2.534% due 10/30/2013 (e)		10,254	$72,580

Total Preferred Securities (Cost $115,131)			79,447

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 12.0%

CERTIFICATES OF DEPOSIT 0.8%
Bank of Nova Scotia
0.476% due 03/27/2014		$60,600	60,678
Itau Unibanco Holding S.A.
0.000% due 10/31/2013		74,600	74,511
0.000% due 11/01/2013		50,000	49,936
0.000% due 11/08/2013		700	699

			185,824

COMMERCIAL PAPER 3.9%
Banco Bilbao Vizcaya Argentaria S.A.
0.735% due 10/21/2013		7,100	7,097
3.120% due 10/21/2013		195,300	194,961
British Telecommunications PLC
0.750% due 04/08/2014		18,400	18,355
Entergy Corp.
0.870% due 12/02/2013		27,000	26,978
0.870% due 12/03/2013		19,300	19,284
0.870% due 12/04/2013		47,200	47,160
Ford Motor Credit Co. LLC
0.850% due 12/20/2013		16,800	16,766
1.021% due 11/01/2013		25,200	25,178
1.021% due 11/08/2013		39,100	39,059
1.021% due 12/20/2013		57,100	56,983
Hewlett-Packard Co.
0.950% due 10/30/2013		245,200	245,012
Vodafone Group PLC
0.700% due 02/10/2014		48,800	48,732
Xstrata Finance Dubai Ltd.
0.710% due 12/06/2013		51,800	51,772
0.740% due 10/10/2013		97,400	97,382
0.740% due 10/15/2013		58,300	58,283

			953,002

REPURCHASE AGREEMENTS (f) 1.0%
			237,151

SHORT-TERM NOTES 0.2%
Federal Home Loan Bank
0.032% due 12/11/2013		6,200	6,200
0.046% due 12/27/2013		500	500
Korea Development Bank
0.770% due 08/20/2014		46,800	46,800

			53,500

ITALY TREASURY BILLS 2.1%
0.838% due 02/28/2014 - 09/12/2014 (c)	EUR	377,100	508,022

MEXICO TREASURY BILLS 1.4%
3.749% due 10/03/2013 - 01/09/2014 (c)	MXN	4,626,300	350,967

SPAIN TREASURY BILLS 1.7%
0.698% due 03/14/2014 - 06/20/2014 (c)	EUR	299,300	402,581

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	43

Schedule of Investments PIMCO Low Duration Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.9%
0.025% due 10/03/2013 - 01/02/2014 (c)(g)(k)	$219,656	$219,653

Total Short-Term Instruments (Cost $2,900,620)		2,910,700

Total Investments in Securities (Cost $19,284,151)		19,322,980

	SHARES
INVESTMENTS IN AFFILIATES 28.8%

SHORT-TERM INSTRUMENTS 28.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 28.8%
PIMCO Short-Term Floating NAV Portfolio	2,353	23

	SHARES	MARKET VALUE (000S)
PIMCO Short-Term Floating NAV Portfolio III	696,801,102	$6,965,224

Total Short-Term Instruments (Cost $6,963,357)		6,965,247

Total Investments in Affiliates (Cost $6,963,357)		6,965,247

Total Investments 108.7% (Cost $26,247,508)		$26,288,227

Financial Derivative Instruments (h)(j) (0.2%) (Cost or Premiums, net $12,204)		(55,002)

Other Assets and Liabilities, net (8.5%)		(2,041,320)

Net Assets 100.0%		$24,191,905

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity, date shown represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BCY	0.040%	09/03/2013	10/04/2013	$53,200	U.S. Treasury Bonds 4.625% due 02/15/2040	$(55,399)	$53,200	$53,202
	0.040%	09/27/2013	10/04/2013	6,800	U.S. Treasury Inflation Protected Securities 0.125% due 01/15/2022	(6,938)	6,800	6,800
	0.040%	09/05/2013	10/07/2013	11,900	U.S. Treasury Notes 2.250% due 11/30/2017	(12,314)	11,900	11,900
	0.040%	09/06/2013	10/10/2013	51,700	U.S. Treasury Bonds 6.125% due 11/15/2027	(54,576)	51,700	51,701
BOS	0.050%	09/06/2013	10/04/2013	55,000	U.S. Treasury Notes 0.750% due 10/31/2017	(57,164)	55,000	55,002
	0.080%	09/30/2013	10/01/2013	3,300	U.S. Treasury Notes 0.250% due 09/30/2015	(3,367)	3,300	3,300
DEU	0.030%	09/04/2013	10/02/2013	19,100	U.S. Treasury Inflation Protected Securities 0.125% due 01/15/2023	(20,161)	19,100	19,100
MSC	0.050%	09/09/2013	10/01/2013	34,600	Ginnie Mae 6.000% due 05/15/2040	(34,589)	34,600	34,601
SSB	0.000%	09/30/2013	10/01/2013	1,551	Freddie Mac 2.080% due 10/17/2022	(1,582)	1,551	1,551

Total Repurchase Agreements						$(246,090)	$237,151	$237,157

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BSN	0.120%	09/24/2013	10/01/2013	$(165,393)	$(165,397)

Total Reverse Repurchase Agreements					$(165,397)

(2)	The average amount of borrowings while outstanding during the period ended September 30, 2013 was $48,036 at a weighted average interest rate of (0.259%).

44	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales (3)
Fannie Mae	3.000%	10/01/2043	$500	$(473)	$(489)
Fannie Mae	3.500%	10/01/2028	21,000	(21,870)	(22,165)
Fannie Mae	3.500%	11/01/2028	1,000	(1,049)	(1,052)
Fannie Mae	4.500%	10/01/2043	339,000	(358,069)	(362,200)
Fannie Mae	6.000%	10/01/2043	69,000	(75,393)	(75,479)
Freddie Mac	5.000%	10/01/2043	3,500	(3,737)	(3,774)

Total Short Sales				$(460,591)	$(465,159)

(3)	Market value includes $2 of interest payable on short sales.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of September 30, 2013:

(g)	Securities with an aggregate market value of $172,663 have been pledged as collateral under the terms of the following master agreements as of September 30, 2013.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BCY	$123,603	$0	$0	$0	$123,603	$(126,179)	$(2,576)
BOS	58,302	0	0	0	58,302	(60,249)	(1,947)
BSN	0	(165,397)	0	0	(165,397)	165,549	152
DEU	19,100	0	0	0	19,100	(19,560)	(460)
MSC	34,601	0	0	0	34,601	(35,736)	(1,135)
SSB	1,551	0	0	0	1,551	(1,582)	(31)

Master Securities Forward Transactions Agreement
BCY	0	0	0	(489)	(489)	(589)	(1,078)
BOA	0	0	0	0	0	(1,830)	(1,830)
DEU	0	0	0	(22,165)	(22,165)	(2,690)	(24,855)
FOB	0	0	0	(438,731)	(438,731)	2,872	(435,859)
GSC	0	0	0	(3,774)	(3,774)	(590)	(4,364)
MSC	0	0	0	0	0	(1,999)	(1,999)
SAL	0	0	0	0	0	(23)	(23)

Total Borrowings and Other Financing Transactions	$237,157	$(165,397)	$0	$(465,159)

(4)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2015	37,233	$(16,668)	$1,881	$(3)
90-Day Eurodollar June Futures	Long	06/2015	10,829	1,528	677	0
90-Day Eurodollar June Futures	Long	06/2016	1,935	2,754	72	0
90-Day Eurodollar March Futures	Long	03/2016	4,262	361	213	0
90-Day Eurodollar September Futures	Long	09/2014	10,005	1,981	125	(51)
90-Day Eurodollar September Futures	Long	09/2015	17,559	10,242	1,065	(2)
U.S. Treasury 5-Year Note December Futures	Long	12/2013	10,874	21,259	765	0
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2015	271	(65)	14	(6)

Total Futures Contracts				$21,392	$4,812	$(62)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	45

Schedule of Investments PIMCO Low Duration Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.HY-21 5-Year Index	5.000%	12/20/2018	$75,900	$3,502	$137	$21	$0
CDX.IG-20 3-Year Index	1.000%	06/20/2016	160,300	2,813	352	0	(33)

				$6,315	$489	$21	$(33)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Pay	3-Month USD-LIBOR	1.500%	03/18/2016	$3,776,500	$21,894	$(4,672)	$858	$0
Pay	3-Month USD-LIBOR	3.000%	09/21/2017	355,200	2,318	1,757	42	0
Receive	3-Month USD-LIBOR	2.750%	06/19/2043	241,100	40,678	25,549	38	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043	944,800	36,001	(11,236)	108	0

					$100,891	$11,398	$1,046	$0

Total Swap Agreements					$107,206	$11,887	$1,067	$(33)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2013:

(i)	Securities with an aggregate market value of $102,147 and cash of $35,328 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2013. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$4,812	$1,067	$5,879	$0	$(62)	$(33)	$(95)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2013	EUR	205,455	$	270,608	$0	$(7,342)
	10/2013	GBP	91,922		142,755	0	(6,058)
	10/2013	JPY	2,466,367		24,945	0	(149)
	12/2013	EUR	262,100		330,823	0	(23,829)

BPS	12/2013	$	4,134	MXN	53,981	0	(36)
	01/2014	EUR	77,600	$	97,961	0	(7,054)
	03/2014		96,013		126,542	0	(3,410)
	05/2014		77,800		98,377	0	(6,955)

BRC	10/2013		8,280		10,987	0	(214)
	10/2013	$	164,576	GBP	102,527	1,405	0
	11/2013	EUR	8,816	$	11,938	10	0
	11/2013	GBP	102,527		164,536	0	(1,402)
	11/2013	MXN	381,901		29,835	746	0

46	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
CBK	10/2013	$	266,780	EUR	200,050	$3,857	$0
	10/2013		1,017	GBP	637	14	0
	01/2014	MXN	896,078	$	67,639	0	(281)
	04/2014	EUR	2,900		3,675	0	(250)

DUB	10/2013	BRL	121,904		54,665	0	(338)
	10/2013	$	54,924	BRL	121,904	79	0
	10/2013		124,362	DKK	686,182	107	(5)
	10/2013		80,679	EUR	59,895	350	0
	11/2013	EUR	59,895	$	80,684	0	(352)
	12/2013	CAD	24,989		24,336	126	0
	01/2014	BRL	121,904		53,842	0	(35)
	02/2014	EUR	8,600		11,342	0	(297)
	04/2014	DKK	685,062		124,362	5	(121)

FBF	10/2013	EUR	49,068		64,358	0	(2,024)
	10/2013	GBP	3,239		5,047	0	(196)
	10/2013	MXN	30,795		2,410	58	0
	11/2013	$	90,892	BRL	211,034	3,585	0
	12/2013	MXN	279,199	$	21,148	0	(51)
	06/2014	EUR	4,400		5,579	0	(378)

GLM	10/2013		93,988		127,168	16	0
	11/2013	$	46,139	EUR	34,093	0	(12)
	12/2013	MXN	1,117,051	$	83,217	0	(1,632)
	01/2014		2,476		187	0	(1)

HUS	10/2013	BRL	39,191		17,014	0	(669)
	10/2013	GBP	8,003		12,848	0	(108)
	10/2013	MXN	539,791		42,753	1,567	0
	10/2013	$	17,575	BRL	39,191	109	0
	10/2013		1,053	EUR	778	0	(1)
	11/2013	EUR	179,074	$	241,838	0	(442)
	11/2013	$	40,698	EUR	30,136	74	0
	12/2013	MXN	406,355	$	31,199	317	0

JPM	10/2013	$	128,490	EUR	96,544	2,119	0
	11/2013	MXN	382,297	$	29,870	768	0
	11/2013	$	1,319	EUR	977	3	0
	11/2013		1,984	GBP	1,238	20	0

MSC	10/2013	BRL	257,617	$	106,689	0	(9,548)
	10/2013	EUR	476		635	0	(8)
	10/2013	$	115,171	BRL	257,617	1,072	(6)
	11/2013	BRL	82,677	$	36,205	0	(808)
	12/2013	MXN	1,416,676		105,290	0	(2,260)
	01/2014	BRL	92,227		40,809	47	0
	01/2014	MXN	933,685		71,492	722	0

RYL	11/2013	GBP	14,040		22,643	0	(81)
	02/2014	EUR	177,100		234,957	0	(4,735)
	03/2014		109,514		146,432	0	(1,794)

Total Forward Foreign Currency Contracts						$17,176	$(82,882)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014	EUR	128,100	$(239)	$(135)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		128,100	(285)	(156)

BRC	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014		31,100	(60)	(33)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		31,100	(68)	(38)

GLM	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014		31,100	(64)	(33)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		31,100	(64)	(38)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.500%	10/28/2013	$	479,500	(1,463)	(3,240)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.400%	01/27/2014		736,700	(1,731)	(1,833)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	01/27/2014		736,700	(4,052)	(4,177)

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.900%	10/18/2013		985,400	(2,611)	(472)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.750%	11/27/2013		494,100	(4,375)	(2,400)

								$(15,012)	$(12,555)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	47

Schedule of Investments PIMCO Low Duration Fund (Cont.)

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC CDX.IG-20 5-Year Index	Buy	0.650%	12/18/2013	$	544,100	$(381)	$(386)
	Put - OTC CDX.IG-20 5-Year Index	Sell	1.000%	12/18/2013		544,100	(1,550)	(501)

							$(1,931)	$(887)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC USD versus JPY	JPY	95.000	10/09/2013	$35,000	$(119)	$(16)

BPS	Put - OTC USD versus JPY		96.000	10/21/2013	33,700	(105)	(104)

						$(224)	$(120)

Total Written Options						$(17,167)	$(13,562)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2013:

	Notional Amount in $	Notional Amount in EUR		Premiums
Balance at 03/31/2013	$4,585,700	EUR	1,154,500	$(19,551)
Sales	9,587,000		0	(29,576)
Closing Buys	(2,470,800)		0	6.269
Expirations	(4,650,400)		(773,900)	17,112
Exercised	(2,462,200)		0	8,579

Balance at 09/30/2013	$4,589,300	EUR	380,600	$(17,167)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2013 (3)	Notional Amount (4)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Hospitality Properties Trust	(5.000%	)	06/20/2016	0.871%	$ 7,500	$(902)	$54	$0	$(848)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2013 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Berkshire Hathaway Finance Corp.	1.000%	03/20/2016	0.361%	$ 15,600	$(204)	$455	$251	$0
	Brazil Government International Bond	1.000%	09/20/2015	0.985%	9,200	(54)	60	6	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.398%	8,700	92	14	106	0
	General Electric Capital Corp.	1.000%	06/20/2016	0.502%	300	(5)	9	4	0
	Japan Government International Bond	1.000%	09/20/2015	0.247%	100,000	1,653	(128)	1,525	0
	Japan Government International Bond	1.000%	12/20/2015	0.264%	14,000	239	(5)	234	0
	MetLife, Inc.	1.000%	09/20/2016	0.575%	46,300	529	67	596	0
	Mexico Government International Bond	1.000%	09/20/2015	0.620%	8,600	71	(4)	67	0
	Toyota Motor Credit Corp.	1.000%	06/20/2014	0.136%	10,000	76	(10)	66	0

BPS	Japan Government International Bond	1.000%	09/20/2015	0.247%	25,000	413	(32)	381	0
	Japan Government International Bond	1.000%	12/20/2015	0.264%	50,000	316	520	836	0

BRC	Berkshire Hathaway Finance Corp.	1.000%	12/20/2013	0.091%	7,800	44	(26)	18	0
	Brazil Government International Bond	1.000%	09/20/2015	0.985%	19,800	(158)	170	12	0
	Brazil Government International Bond	1.000%	06/20/2016	1.197%	63,900	(102)	(218)	0	(320)
	Brazil Government International Bond	1.000%	09/20/2016	1.261%	13,000	(122)	26	0	(95)
	China Government International Bond	1.000%	09/20/2015	0.299%	27,000	333	51	384	0
	China Government International Bond	1.000%	09/20/2016	0.456%	14,800	205	39	243	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.398%	36,500	410	36	446	0
	Japan Government International Bond	1.000%	03/20/2015	0.193%	16,700	87	117	204	0
	Japan Government International Bond	1.000%	06/20/2015	0.224%	16,600	258	(30)	228	0
	Japan Government International Bond	1.000%	12/20/2015	0.264%	20,400	358	(17)	341	0
	Mexico Government International Bond	1.000%	09/20/2015	0.620%	19,700	(76)	230	154	0
	Mexico Government International Bond	1.000%	03/20/2018	1.073%	15,000	(25)	(18)	0	(43)
	Morgan Stanley	1.000%	09/20/2014	0.480%	500	(13)	16	3	0

CBK	Brazil Government International Bond	1.000%	09/20/2015	0.985%	16,400	(124)	134	10	0
	Brazil Government International Bond	1.000%	03/20/2016	1.120%	4,700	(20)	8	0	(12)

48	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2013 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
	Brazil Government International Bond	1.000%	06/20/2016	1.197%	$ 33,500	$(57)	$(111)	$0	$(168)
	General Electric Capital Corp.	4.000%	12/20/2013	0.192%	16,600	0	162	162	0
	General Electric Capital Corp.	4.325%	12/20/2013	0.192%	10,200	0	108	108	0
	JPMorgan Chase & Co.	1.000%	06/20/2014	0.223%	30,700	280	(97)	183	0
	JPMorgan Chase & Co.	1.000%	09/20/2014	0.305%	27,000	272	(80)	192	0
	Mexico Government International Bond	1.000%	09/20/2016	0.781%	12,500	65	19	84	0

DUB	Bank of America Corp.	1.000%	09/20/2014	0.317%	3,100	24	(2)	22	0
	Brazil Government International Bond	1.000%	06/20/2016	1.197%	20,000	(48)	(52)	0	(100)
	Export-Import Bank of China	1.000%	12/20/2016	0.595%	27,100	(2,192)	2,551	359	0
	Export-Import Bank of Korea	1.000%	12/20/2016	0.471%	12,000	(767)	974	207	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.398%	42,100	445	69	514	0
	Indonesia Government International Bond	1.000%	09/20/2015	1.268%	3,200	(76)	60	0	(16)
	JPMorgan Chase & Co.	1.000%	09/20/2015	0.452%	37,400	412	5	417	0
	MetLife, Inc.	1.000%	09/20/2015	0.368%	27,000	314	32	346	0
	Mexico Government International Bond	1.000%	03/20/2016	0.699%	42,300	(240)	567	327	0
	Mexico Government International Bond	1.000%	09/20/2016	0.781%	7,400	36	14	50	0
	Toyota Motor Credit Corp.	1.000%	06/20/2014	0.136%	10,000	76	(10)	66	0

FBF	Brazil Government International Bond	1.000%	09/20/2015	0.985%	25,000	(205)	220	15	0
	Mexico Government International Bond	1.000%	09/20/2015	0.620%	25,000	(205)	400	195	0

GST	Brazil Government International Bond	1.000%	09/20/2015	0.985%	13,400	(68)	76	8	0
	Caterpillar, Inc.	1.000%	06/20/2014	0.054%	43,600	506	(192)	314	0
	Japan Government International Bond	1.000%	06/20/2015	0.224%	8,000	120	(10)	110	0
	MetLife, Inc.	1.000%	09/20/2015	0.368%	10,000	(507)	635	128	0
	Mexico Government International Bond	1.000%	09/20/2016	0.781%	20,400	101	37	138	0
	United Kingdom Gilt	1.000%	03/20/2015	0.076%	5,600	33	45	78	0
	Vodafone Group PLC	1.000%	09/20/2015	0.226%	10,000	83	74	157	0

HUS	Brazil Government International Bond	1.000%	09/20/2015	0.985%	41,600	(339)	364	25	0
	Brazil Government International Bond	1.000%	03/20/2016	1.120%	19,500	(93)	42	0	(51)
	Brazil Government International Bond	1.000%	06/20/2016	1.197%	65,100	(94)	(232)	0	(326)
	Mexico Government International Bond	1.000%	09/20/2015	0.620%	52,500	(111)	521	410	0
	Mexico Government International Bond	1.000%	09/20/2016	0.781%	7,500	39	12	51	0

JPM	Brazil Government International Bond	1.000%	09/20/2015	0.985%	6,000	(57)	60	3	0
	General Electric Capital Corp.	1.000%	03/20/2014	0.188%	11,100	(322)	368	46	0
	Mexico Government International Bond	1.000%	09/20/2016	0.781%	8,600	48	10	58	0
	Petrobras International Finance Co.	1.000%	09/20/2015	1.768%	6,000	(171)	83	0	(88)

MYC	Brazil Government International Bond	1.000%	09/20/2015	0.985%	10,600	(61)	67	6	0
	General Electric Capital Corp.	1.000%	06/20/2014	0.188%	10,000	92	(30)	62	0

UAG	Brazil Government International Bond	1.000%	09/20/2015	0.985%	1,900	(18)	19	1	0
	Japan Government International Bond	1.000%	12/20/2015	0.264%	14,700	236	10	246	0

						$1,732	$8,252	$11,203	$(1,219)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
							Asset	Liability
BRC	CDX.EM-12 5-Year Index	5.000%	12/20/2014	$27,600	$2,760	$(2,127)	$633	$0
	CDX.EM-13 5-Year Index	5.000%	06/20/2015	95,000	10,159	(7,105)	3,054	0

DUB	CDX.EM-13 5-Year Index	5.000%	06/20/2015	37,900	4,512	(3,293)	1,219	0

FBF	CDX.EM-13 5-Year Index	5.000%	06/20/2015	400	46	(33)	13	0

GST	CDX.EM-13 5-Year Index	5.000%	06/20/2015	5,500	687	(510)	177	0
	CDX.IG-9 10-Year Index 30-100%	0.548%	12/20/2017	4,437	0	76	76	0

HUS	CDX.EM-13 5-Year Index	5.000%	06/20/2015	55,900	6,314	(4,517)	1,797	0

JPM	CDX.EM-13 5-Year Index	5.000%	06/20/2015	6,100	689	(493)	196	0
	CDX.IG-9 10-Year Index 30-100%	0.553%	12/20/2017	9,549	0	166	166	0

MYC	CDX.EM-13 5-Year Index	5.000%	06/20/2015	18,200	2,168	(1,583)	585	0

UAG	CDX.EM-12 5-Year Index	5.000%	12/20/2014	15,300	1,522	(1,171)	351	0

					$ 28,857	$(20,590)	$8,267	$0

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	49

Schedule of Investments PIMCO Low Duration Fund (Cont.)

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	10.630%	01/02/2017	BRL	38,000	$2	$(185)	$0	$(183)
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MXN	1,136,000	(336)	2,212	1,876	0

BPS	Pay	1-Year BRL-CDI	9.120%	01/02/2017	BRL	106,100	266	(2,298)	0	(2,032)

BRC	Pay	28-Day MXN-TIIE	5.000%	09/13/2017	MXN	28,800	(17)	24	7	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		641,000	(188)	1,247	1,059	0
	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		36,500	(23)	29	6	0
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		28,300	(6)	34	28	0

DUB	Pay	1-Year BRL-CDI	9.130%	01/02/2017	BRL	20,000	72	(448)	0	(376)
	Pay	1-Year BRL-CDI	10.630%	01/02/2017		12,000	3	(61)	0	(58)

GLM	Pay	1-Year BRL-CDI	10.630%	01/02/2017		12,000	3	(61)	0	(58)
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MXN	310,000	(62)	574	512	0
	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		65,600	(41)	51	10	0
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		92,300	(19)	109	90	0

HUS	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		86,600	(55)	75	20	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		917,100	(80)	1,595	1,515	0
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		30,800	(2)	32	30	0

JPM	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		29,200	(11)	16	5	0
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		14,500	(1)	15	14	0

MYC	Pay	1-Year BRL-CDI	9.140%	01/02/2017	BRL	56,900	167	(1,240)	0	(1,073)
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MXN	343,000	23	544	567	0
	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		43,800	(24)	30	6	0
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		81,000	(17)	96	79	0

UAG	Pay	1-Year BRL-CDI	8.900%	01/02/2017	BRL	46,100	30	(995)	0	(965)

							$(316)	$1,395	$5,824	$(4,745)

Total Swap Agreements							$29,371	$(10,889)	$25,294	$(6,812)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2013:

(k)	Securities with an aggregate market value of $77,126 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures (6)
BOA	$0	$0	$4,731	$4,731	$(37,378)	$(1,194)	$(1,031)	$(39,603)	$(34,872)	$34,302	$(570)
BPS	0	0	1,217	1,217	(17,455)	(104)	(2,032)	(19,591)	(18,374)	18,670	296
BRC	2,161	0	6,820	8,981	(1,616)	(71)	(458)	(2,145)	6,836	(7,060)	(224)
CBK	3,871	0	739	4,610	(531)	0	(180)	(711)	3,899	(4,427)	(528)
DUB	667	0	3,527	4,194	(1,148)	0	(550)	(1,698)	2,496	(2,981)	(485)
FBF	3,643	0	223	3,866	(2,649)	0	0	(2,649)	1,217	291	1,508
GLM	16	0	612	628	(1,645)	(9,321)	(58)	(11,024)	(10,396)	4,782	(5,614)
GST	0	0	1,186	1,186	0	0	0	0	1,186	(1,350)	(164)
HUS	2,067	0	3,848	5,915	(1,220)	0	(377)	(1,597)	4,318	(5,090)	(772)
JPM	2,910	0	488	3,398	0	0	(88)	(88)	3,310	(3,380)	(70)
MSC	1,841	0	0	1,841	(12,630)	0	0	(12,630)	(10,789)	4,930	(5,859)
MYC	0	0	1,305	1,305	0	(2,872)	(1,073)	(3,945)	(2,640)	(4,012)	(6,652)
RYL	0	0	0	0	(6,610)	0	0	(6,610)	(6,610)	6,754	144
UAG	0	0	598	598	0	0	(965)	(965)	(367)	261	(106)

Total Over the Counter	$17,176	$0	$25,294	$42,470	$(82,882)	$(13,562)	$(6,812)	$(103,256)

50	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

(6)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$4,812	$4,812
Swap Agreements	0	21	0	0	1,046	1,067

	$0	$21	$0	$0	$5,858	$5,879

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$17,176	$0	$17,176
Swap Agreements	0	19,470	0	0	5,824	25,294

	$0	$19,470	$0	$17,176	$5,824	$42,470

	$0	$19,491	$0	$17,176	$11,682	$48,349

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$62	$62
Swap Agreements	0	33	0	0	0	33

	$0	$33	$0	$0	$62	$95

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$82,882	$0	$82,882
Written Options	0	887	0	120	12,555	13,562
Swap Agreements	0	2,067	0	0	4,745	6,812

	$0	$2,954	$0	$83,002	$17,300	$103,256

	$0	$2,987	$0	$83,002	$17,362	$103,351

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(12,998)	$(12,998)
Swap Agreements	0	832	0	0	(62,888)	(62,056)

	$0	$832	$0	$0	$(75,886)	$(75,054)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(7,056)	$0	$(7,056)
Written Options	0	0	0	2,345	16,776	19,121
Swap Agreements	0	22,560	0	0	5,660	28,220

	$0	$22,560	$0	$(4,711)	$22,436	$40,285

	$0	$23,392	$0	$(4,711)	$(53,450)	$(34,769)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$22,818	$22,818
Swap Agreements	0	489	0	0	11,266	11,755

	$0	$489	$0	$0	$34,084	$34,573

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(43,529)	$0	$(43,529)
Written Options	0	1,045	0	(851)	(11,828)	(11,634)
Swap Agreements	0	(16,065)	0	0	(6,642)	(22,707)

	$0	$(15,020)	$0	$(44,380)	$(18,470)	$(77,870)

	$0	$(14,531)	$0	$(44,380)	$15,614	$(43,297)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	51

Schedule of Investments PIMCO Low Duration Fund (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Securities, at Value
Bank Loan Obligations	$0	$503,418	$2,005	$505,423
Corporate Bonds & Notes
Banking & Finance	0	3,286,163	7,354	3,293,517
Industrials	0	631,020	1,044	632,064
Utilities	0	490,771	0	490,771
Municipal Bonds & Notes
Louisiana	0	36,573	0	36,573
Minnesota	0	12,271	0	12,271
Texas	0	4,983	0	4,983
U.S. Government Agencies	0	4,703,823	1,796	4,705,619
U.S. Treasury Obligations	0	2,741,388	0	2,741,388
Mortgage-Backed Securities	0	1,944,841	14	1,944,855
Asset-Backed Securities	0	1,198,102	48,506	1,246,608
Sovereign Issues	0	718,761	0	718,761
Convertible Preferred Securities
Industrials	0	0	0	0
Preferred Securities
Banking & Finance	6,867	0	72,580	79,447
Short-Term Instruments
Certificates of Deposit	0	185,824	0	185,824
Commercial Paper	0	953,002	0	953,002
Repurchase Agreements	0	237,151	0	237,151
Short-Term Notes	0	53,500	0	53,500
Italy Treasury Bills	0	508,022	0	508,022
Mexico Treasury Bills	0	350,967	0	350,967
Spain Treasury Bills	0	402,581	0	402,581
U.S. Treasury Bills	0	219,653	0	219,653
	$6,867	$19,182,814	$133,299	$19,322,980

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$6,965,247	$0	$0	$6,965,247

Total Investments	$6,972,114	$19,182,814	$133,299	$26,288,227

Short Sales, at Value
U.S. Government Agencies	$0	$(465,159)	$0	$(465,159)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	4,812	1,067	0	5,879
Over the counter	0	42,470	0	42,470
	$4,812	$43,537	$0	$48,349

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(62)	(33)	0	(95)
Over the counter	0	(103,256)	0	(103,256)
	$(62)	$(103,289)	$0	$(103,351)

Totals	$6,976,864	$18,657,903	$133,299	$25,768,066

Assets and liabilities valued at $5,316 transferred from Level 1 to Level 2 during the period ended September 30, 2013.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2013:

Category and Subcategory	Beginning Balance at 03/31/2013	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2013 (1)
Investments in Securities, at Value
Bank Loan Obligations	$13,948	$2,020	$(13,509)	$0	$0	$(454)	$0	$0	$2,005	$(15)
Corporate Bonds & Notes
Banking & Finance	58,164	0	(50,017)	(30)	(383)	(380)	0	0	7,354	(343)
Industrials	1,243	0	(149)	(2)	(3)	(45)	0	0	1,044	(26)
U.S. Government Agencies	1,890	0	(85)	0	0	(9)	0	0	1,796	(9)
Mortgage-Backed Securities	152,186	0	(32,222)	216	702	1,011	0	(121,879)	14	0
Asset-Backed Securities	162,487	0	(72,350)	64	548	(23)	0	(42,220)	48,506	(621)
Convertible Preferred Securities
Industrials	0	0	0	0	0	0	0	0	0	0
Preferred Securities Banking & Finance	74,500	0	0	0	0	(1,920)	0	0	72,580	(1,921)

Totals	$464,418	$2,020	$(168,332)	$248	$864	$(1,820)	$0	$(164,099)	$133,299	$(2,935)

52	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$2,005	Third Party Vendor	Broker Quote	100.25
Corporate Bonds & Notes
Banking & Finance	7,354	Third Party Vendor	Broker Quote	98.72
Industrials	1,044	Third Party Vendor	Broker Quote	112.06
U.S. Government Agencies	1,796	Benchmark Pricing	Base Price	97.88
Mortgage-Backed Securities	14	Benchmark Pricing	Base Price	97.88
Asset-Backed Securities	48,506	Third Party Vendor	Broker Quote	99.00-101.88
Convertible Preferred Securities
Industrials	0	Other Valuation Techniques (2)	—	—
Preferred Securities
Banking & Finance	72,580	Benchmark Pricing	Base Price	$7,066.86

Total	$133,299

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as the securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	53

Schedule of Investments PIMCO Low Duration Fund II

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 81.3%

CORPORATE BONDS & NOTES 16.7%

BANKING & FINANCE 9.6%
American Express Credit Corp.
0.774% due 07/29/2016	$1,600	$1,606
American International Group, Inc.
3.750% due 11/30/2013	570	573
Bank of America Corp.
4.500% due 04/01/2015	5,000	5,253
7.375% due 05/15/2014	700	729
Bank of America N.A.
0.554% due 06/15/2017	500	485
Citigroup, Inc.
1.226% due 07/25/2016	4,900	4,947
1.250% due 01/15/2016	1,300	1,300
1.718% due 01/13/2014	500	502
Goldman Sachs Group, Inc.
1.265% due 02/07/2014	2,300	2,307
HSBC Finance Corp.
0.690% due 06/01/2016	4,430	4,417
John Deere Capital Corp.
0.374% due 06/15/2015	600	600
JPMorgan Chase & Co.
0.882% due 02/26/2016	6,200	6,214
1.302% due 03/20/2015	400	404
4.750% due 03/01/2015	10,550	11,119
JPMorgan Chase Bank N.A.
0.584% due 06/13/2016	700	693
Merrill Lynch & Co., Inc.
1.014% due 09/15/2026	400	339
Morgan Stanley
0.570% due 01/09/2014	2,200	2,200
0.748% due 10/15/2015	1,300	1,291
5.375% due 10/15/2015	3,100	3,335
New York Life Global Funding
0.615% due 05/23/2016	1,900	1,906
1.850% due 12/13/2013	2,300	2,307
Prudential Covered Trust
2.997% due 09/30/2015	1,360	1,403
Toyota Motor Credit Corp.
0.553% due 05/17/2016	6,390	6,411
Wachovia Corp.
0.524% due 06/15/2017	2,200	2,173
0.638% due 10/15/2016	1,600	1,583
Wells Fargo & Co.
0.464% due 10/28/2015	1,000	999
0.794% due 07/20/2016	800	803
Wells Fargo Bank N.A.
0.544% due 07/20/2015	800	802

		66,701

INDUSTRIALS 4.1%
AbbVie, Inc.
1.027% due 11/06/2015	2,800	2,828
Daimler Finance North America LLC
0.858% due 03/28/2014	2,000	2,006
0.945% due 08/01/2016	500	502
1.049% due 04/10/2014	7,900	7,926
Dell, Inc.
2.100% due 04/01/2014	500	501
EOG Resources, Inc.
1.016% due 02/03/2014	1,600	1,604
General Electric Co.
0.850% due 10/09/2015	6,500	6,519

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
General Mills, Inc.
0.613% due 05/16/2014	$300	$301
NBCUniversal Enterprise, Inc.
0.805% due 04/15/2016	2,000	2,011
PACCAR, Inc.
6.875% due 02/15/2014	100	102
United Technologies Corp.
0.530% due 12/02/2013	100	100
0.760% due 06/01/2015	3,700	3,726

		28,126

UTILITIES 3.0%
Pacific Gas & Electric Co.
6.250% due 12/01/2013	6,600	6,659
Southern California Edison Co.
0.704% due 09/15/2014	1,300	1,305
Verizon Communications, Inc.
0.459% due 03/06/2015	4,280	4,270
1.782% due 09/15/2016	4,300	4,431
2.002% due 09/14/2018	200	210
2.500% due 09/15/2016	4,000	4,126

		21,001

Total Corporate Bonds & Notes (Cost $114,893)		115,828

U.S. GOVERNMENT AGENCIES 36.4%
Fannie Mae
0.529% due 07/25/2037	710	711
0.629% due 10/25/2030	65	65
0.759% due 06/25/2041	4,205	4,224
0.899% due 06/25/2037	1,174	1,181
0.919% due 03/25/2040	1,793	1,807
1.359% due 07/01/2042	153	156
1.409% due 09/01/2041	482	500
1.559% due 08/01/2030	117	122
2.304% due 01/01/2035	139	147
2.375% due 01/01/2024	95	101
2.492% due 11/01/2034	852	906
2.537% due 07/01/2035	119	126
2.868% due 06/01/2035	1,352	1,440
3.000% due 03/01/2021 - 02/01/2028	186	194
3.246% due 12/01/2034	565	586
4.000% due 10/01/2018 - 09/01/2042	11,560	12,238
4.410% due 09/01/2028	93	100
4.500% due 08/01/2018 - 11/01/2043	24,009	25,618
4.989% due 06/01/2015	2,589	2,723
5.000% due 06/01/2026 - 11/01/2043	79,935	86,751
5.500% due 01/01/2025 - 11/01/2043	42,555	46,393
5.700% due 08/01/2018	965	1,049
6.000% due 11/01/2016 - 10/01/2040	11,258	12,316
6.001% due 12/25/2042	118	136
7.000% due 05/01/2029 - 04/01/2035	9,090	10,511
8.000% due 11/25/2023	73	85
9.250% due 10/25/2018	1	2
FDIC Structured Sale Guaranteed Notes
2.980% due 12/06/2020	900	931
Freddie Mac
0.000% due 05/15/2037 (a)	3,910	3,603

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.332% due 07/15/2019 - 08/15/2019	$449	$448
0.582% due 06/15/2018	35	35
0.732% due 07/15/2041	3,145	3,158
0.792% due 07/15/2037	12,250	12,321
0.882% due 08/15/2037	1,640	1,648
0.902% due 05/15/2037	905	907
1.359% due 02/25/2045	465	481
2.465% due 07/01/2023	61	61
2.510% due 07/01/2035	225	238
5.336% due 03/01/2035	159	169
5.500% due 07/01/2038	458	496
6.000% due 02/01/2016 - 01/01/2038	208	223
6.500% due 07/25/2043	863	981
8.500% due 06/01/2025	4	5
Ginnie Mae
1.625% due 04/20/2022 - 05/20/2027	651	679
1.750% due 07/20/2023 - 07/20/2030	380	396
5.000% due 06/15/2033 - 08/15/2041	12,376	13,484
7.000% due 11/15/2022	48	53
7.500% due 02/15/2022 - 03/15/2024	90	96
8.000% due 03/15/2023 - 05/15/2024	15	17
9.000% due 07/20/2016 - 08/15/2030	46	52
Small Business Administration
4.310% due 04/01/2029	724	779

Total U.S. Government Agencies (Cost $249,673)		251,449

U.S. TREASURY OBLIGATIONS 8.4%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2017	206	212
0.125% due 04/15/2018	202	208
1.250% due 04/15/2014	13,135	13,251
1.250% due 07/15/2020 (g)(i)	4,606	5,044
1.375% due 01/15/2020 (g)(i)	972	1,067
2.000% due 01/15/2014	6,321	6,355
2.000% due 07/15/2014	31,105	31,907

Total U.S. Treasury Obligations (Cost $58,439)		58,044

MORTGAGE-BACKED SECURITIES 11.1%
American Home Mortgage Investment Trust
2.173% due 10/25/2034	638	631
2.393% due 02/25/2045	278	279
Banc of America Commercial Mortgage Trust
5.742% due 04/10/2049	1,039	1,140
Banc of America Funding Corp.
2.666% due 05/25/2035	1,752	1,780
BCAP LLC Trust
0.350% due 09/26/2035	282	278
2.423% due 05/26/2036	2,785	2,843
Bear Stearns Adjustable Rate Mortgage Trust
2.210% due 08/25/2035	762	765
2.343% due 04/25/2033	192	191
2.729% due 02/25/2033	8	8
2.793% due 03/25/2035	143	144
2.960% due 02/25/2033	24	21
3.080% due 01/25/2034	145	146
5.380% due 02/25/2036	124	115

54	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bear Stearns Alt-A Trust
2.667% due 05/25/2035	$764	$708
Bear Stearns Commercial Mortgage Securities Trust
5.331% due 02/11/2044	100	110
Citigroup Mortgage Loan Trust, Inc.
0.529% due 05/25/2037	304	294
2.270% due 09/25/2035	226	224
2.290% due 09/25/2035	255	251
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.485% due 01/15/2046	1,173	1,266
Countrywide Home Loan Mortgage Pass-Through Trust
2.423% due 02/20/2036	763	585
2.672% due 11/19/2033	86	83
2.722% due 02/20/2035	390	370
2.859% due 11/25/2034	222	206
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039	1,820	1,939
5.383% due 02/15/2040	195	210
Credit Suisse First Boston Mortgage Securities Corp.
0.822% due 03/25/2032	55	50
4.823% due 06/25/2032	2	2
Credit Suisse Mortgage Capital Certificates
2.621% due 09/26/2047	805	807
DBRR Trust
0.853% due 02/25/2045	926	927
First Horizon Alternative Mortgage Securities
2.316% due 06/25/2034	459	442
Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042	100	104
5.444% due 03/10/2039	700	776
GS Mortgage Securities Trust
1.456% due 03/06/2020	4,465	4,472
GSR Mortgage Loan Trust
2.462% due 06/25/2034	309	307
2.661% due 09/25/2035	1,652	1,646
HomeBanc Mortgage Trust
0.419% due 07/25/2035	3,834	3,464
Impac CMB Trust
0.529% due 02/25/2036	2,679	2,501
JPMorgan Chase Commercial Mortgage Securities Trust
0.632% due 07/15/2019	945	922
5.257% due 05/15/2047	2,385	2,564
5.420% due 01/15/2049	100	111
5.715% due 03/18/2051	800	885
JPMorgan Mortgage Trust
4.058% due 02/25/2035	17	17
LB-UBS Commercial Mortgage Trust
5.342% due 09/15/2039	523	567
MASTR Adjustable Rate Mortgages Trust
2.623% due 11/21/2034	2,683	2,782
Mellon Residential Funding Corp.
1.042% due 08/15/2032	3,962	3,855
Merrill Lynch Floating Trust
0.720% due 07/09/2021	4,732	4,725
Merrill Lynch Mortgage Investors Trust
2.534% due 02/25/2035	548	550
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051	400	443
Morgan Stanley Capital Trust
5.270% due 06/13/2041	4,251	4,339
5.597% due 03/12/2044	700	753
Morgan Stanley Re-REMIC Trust
4.970% due 04/16/2040	4,791	4,882
5.993% due 08/12/2045	7,000	7,798
Prime Mortgage Trust
0.579% due 02/25/2019	2	2
0.579% due 02/25/2034	87	82

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Mortgage Investments Trust
0.309% due 03/25/2037	$511	$375
0.431% due 07/19/2035	241	223
0.841% due 09/19/2032	162	158
9.154% due 06/25/2029	146	155
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.204% due 07/25/2032	3	3
2.653% due 10/28/2035	87	82
Wachovia Bank Commercial Mortgage Trust
0.262% due 06/15/2020	2,220	2,192
5.077% due 10/15/2035	102	102
WaMu Mortgage Pass-Through Certificates
0.449% due 07/25/2045	180	165
0.449% due 12/25/2045	215	199
0.469% due 10/25/2045	144	133
0.883% due 01/25/2047	189	179
1.223% due 01/25/2046	925	855
1.353% due 11/25/2042	37	34
1.553% due 06/25/2042	71	65
2.204% due 02/27/2034	415	412
Wells Fargo Mortgage-Backed Securities Trust
2.618% due 01/25/2035	955	954
2.640% due 06/25/2035	5,179	5,205

Total Mortgage-Backed Securities (Cost $76,464)		76,853

ASSET-BACKED SECURITIES 7.4%
Access Group, Inc.
0.496% due 07/25/2022	3,640	3,580
Accredited Mortgage Loan Trust
0.529% due 04/25/2035	7,179	6,969
Amortizing Residential Collateral Trust
0.759% due 07/25/2032	43	39
Asset-Backed Funding Certificates Trust
0.899% due 06/25/2035	16	16
Asset-Backed Securities Corp. Home Equity Loan Trust
0.454% due 09/25/2034	151	151
1.427% due 08/15/2033	805	749
1.832% due 03/15/2032	303	285
Bear Stearns Asset-Backed Securities Trust
0.239% due 01/25/2037	47	46
1.179% due 10/25/2037	616	534
Citibank Omni Master Trust
2.932% due 08/15/2018	4,200	4,289
Countrywide Asset-Backed Certificates
0.359% due 09/25/2036	810	782
0.659% due 12/25/2031	101	71
0.709% due 05/25/2035	1,948	1,944
Credit-Based Asset Servicing and Securitization LLC
0.239% due 11/25/2036	23	12
Educational Services of America, Inc.
1.329% due 09/25/2040	1,492	1,520
First Franklin Mortgage Loan Trust
0.619% due 04/25/2035	6,785	6,771
0.659% due 05/25/2035	100	89
Fremont Home Loan Trust
0.239% due 01/25/2037	11	5
GSAMP Trust
0.249% due 12/25/2036	79	38
HSI Asset Loan Obligation Trust
0.239% due 12/25/2036	119	61
Long Beach Mortgage Loan Trust
0.739% due 10/25/2034	60	57
Merrill Lynch Mortgage Investors Trust
0.469% due 08/25/2036	200	176
Panhandle-Plains Higher Education Authority, Inc.
1.378% due 10/01/2035	622	632

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.899% due 03/25/2035	$500	$422
Securitized Asset-Backed Receivables LLC Trust
0.239% due 12/25/2036 ^	117	38
SLC Student Loan Trust
4.750% due 06/15/2033	616	572
SLM Student Loan Trust
0.434% due 03/15/2024	7,000	6,736
0.444% due 12/15/2023	6,000	5,772
0.932% due 10/16/2023	762	761
1.282% due 12/15/2021	523	525
1.282% due 08/15/2023	5,532	5,557
1.832% due 12/15/2017	125	125
2.350% due 04/15/2039	200	200
Structured Asset Investment Loan Trust
1.154% due 10/25/2033	565	539
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
0.759% due 01/25/2033	24	23
Vanderbilt Mortgage Finance
0.832% due 05/07/2026	1,322	1,281

Total Asset-Backed Securities (Cost $51,643)		51,367

	SHARES
PREFERRED SECURITIES 0.5%

BANKING & FINANCE 0.5%
DG Funding Trust
2.534% due 10/30/2013 (d)	510	3,610

Total Preferred Securities (Cost $5,100)		3,610

SHORT-TERM INSTRUMENTS 0.8%

REPURCHASE AGREEMENTS (e) 0.4%
		2,824

	PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 0.0%
Federal Home Loan Bank
0.061% due 02/21/2014	$200	200

U.S. TREASURY BILLS 0.4%
0.032% due 12/12/2013 - 02/27/2014 (b)(i)	2,700	2,700

Total Short-Term Instruments (Cost $5,724)		5,724

Total Investments in Securities (Cost $561,936)		562,875

	SHARES
INVESTMENTS IN AFFILIATES 31.1%

SHORT-TERM INSTRUMENTS 31.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 31.1%
PIMCO Short-Term Floating NAV Portfolio	211	2
PIMCO Short-Term Floating NAV Portfolio III	21,516,233	215,076

Total Short-Term Instruments (Cost $215,013)		215,078

Total Investments in Affiliates (Cost $215,013)		215,078

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	55

Schedule of Investments PIMCO Low Duration Fund II (Cont.)

MARKET VALUE (000S)
Total Investments 112.4% (Cost $776,949)	$777,953

Financial Derivative Instruments (f)(h) 0.1% (Cost or Premiums, net $(1,438))	412

Other Assets and Liabilities, net (12.5%)	(86,486)

Net Assets 100.0%	$691,879

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Principal only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity, date shown represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOS	0.080%	09/30/2013	10/01/2013	$800	U.S. Treasury Notes 0.250% due 09/30/2015	$(817)	$800	$800
MSC	0.090%	09/30/2013	10/01/2013	1,500	U.S. Treasury Notes 1.000% due 05/31/2018	(1,534)	1,500	1,500
SSB	0.000%	09/30/2013	10/01/2013	524	Freddie Mac 2.080% due 10/17/2022	(538)	524	524

Total Repurchase Agreements						$(2,889)	$2,824	$2,824

(1)	Includes accrued interest.

As of September 30, 2013, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowing while outstanding during the period ended September 30, 2013 was $25,670 at a weighted average interest rate of (0.478%).

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	6.000%	10/01/2043	$6,000	$(6,556)	$(6,563)

Total Short Sales				$(6,556)	$(6,563)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of September 30, 2013:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
BOS	$800	$0	$0	$0	$800	$(817)	$(17)
MSC	1,500	0	0	0	1,500	(1,534)	(34)
SSB	524	0	0	0	524	(538)	(14)

Master Securities Forward Transactions Agreement
FOB	0	0	0	(6,563)	(6,563)	0	(6,563)
MSC	0	0	0	0	0	(190)	(190)
SAL	0	0	0	0	0	(119)	(119)

Total Borrowings and Other Financing Transactions	$2,824	$0	$0	$(6,563)

(2)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

56	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2015	1,165	$76	$59	$0
90-Day Eurodollar June Futures	Long	06/2015	119	23	7	0
90-Day Eurodollar June Futures	Long	06/2016	152	217	6	0
90-Day Eurodollar March Futures	Long	03/2016	193	85	10	0
90-Day Eurodollar September Futures	Long	09/2014	399	79	5	(2)
90-Day Eurodollar September Futures	Long	09/2015	1,114	774	68	0
U.S. Treasury 5-Year Note December Futures	Long	12/2013	472	919	33	0

Total Futures Contracts				$2,173	$188	$(2)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Pay	3-Month USD-LIBOR	1.500%	03/18/2016	$120,600	$699	$(98)	$27	$0
Pay	3-Month USD-LIBOR	3.000%	09/21/2017	27,800	182	137	3	0
Receive	3-Month USD-LIBOR	2.750%	06/19/2043	33,900	5,720	1,556	6	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043	6,200	236	(30)	1	0

Total Swap Agreements					$6,837	$1,565	$37	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2013:

(g)	Securities with an aggregate market value of $4,115 and cash of $861 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2013. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$188	$37	$225	$0	$(2)	$0	$(2)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.500%	10/28/2013	$	14,000	$(43)	$(95)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.400%	01/27/2014		21,000	(49)	(52)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	01/27/2014		21,000	(116)	(119)

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.900%	10/18/2013		5,000	(13)	(2)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.750%	11/27/2013		14,400	(127)	(70)

Total Written Options								$(348)	$(338)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2013:

	Notional Amount	Premiums
Balance at 03/31/2013	$88,800	$(217)
Sales	265,800	(778)
Closing Buys	(61,300)	154
Expirations	(117,600)	178
Exercised	(100,300)	315

Balance at 09/30/2013	$75,400	$(348)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	57

Schedule of Investments PIMCO Low Duration Fund II (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2013 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	General Electric Capital Corp.	1.000%	09/20/2015	0.398%	$ 10,000	$(381)	$503	$122	$0
	MetLife, Inc.	1.000%	09/20/2016	0.575%	1,300	15	2	17	0

BRC	Berkshire Hathaway Finance Corp.	1.000%	12/20/2013	0.091%	200	1	(1)	0	0

CBK	General Electric Capital Corp.	4.000%	12/20/2013	0.192%	300	0	3	3	0
	General Electric Capital Corp.	4.325%	12/20/2013	0.192%	300	0	3	3	0
	General Electric Capital Corp.	4.850%	12/20/2013	0.192%	400	0	5	5	0

DUB	General Electric Capital Corp.	4.230%	12/20/2013	0.192%	300	0	3	3	0
	General Electric Capital Corp.	4.750%	12/20/2013	0.192%	400	0	5	5	0
	Prudential Financial, Inc.	1.000%	09/20/2015	0.384%	6,800	79	6	85	0

FBF	JPMorgan Chase & Co.	1.000%	06/20/2014	0.223%	1,900	17	(5)	12	0

JPM	Berkshire Hathaway Finance Corp.	1.000%	09/20/2015	0.286%	10,000	(259)	403	144	0
	MetLife, Inc.	1.000%	09/20/2015	0.368%	10,000	(562)	690	128	0

Total Swap Agreements						$(1,090)	$1,617	$527	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2013:

(i)	Securities with an aggregate market value of $621 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures (4)
BOA	$0	$0	$139	$139	$0	$0	$0	$0	$139	$0	$139
CBK	0	0	11	11	0	0	0	0	11	0	11
DUB	0	0	93	93	0	0	0	0	93	0	93
FBF	0	0	12	12	0	0	0	0	12	0	12
GLM	0	0	0	0	0	(266)	0	(266)	(266)	347	81
JPM	0	0	272	272	0	0	0	0	272	(290)	(18)
MYC	0	0	0	0	0	(72)	0	(72)	(72)	208	136

Total Over the Counter	$0	$0	$527	$527	$0	$(338)	$0	$(338)

(4)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

58	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$188	$188
Swap Agreements	0	0	0	0	37	37

	$0	$0	$0	$0	$225	$225

Over the counter
Swap Agreements	$0	$527	$0	$0	$0	$527

	$0	$527	$0	$0	$225	$752

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2	$2

Over the counter
Written Options	$0	$0	$0	$0	$338	$338

	$0	$0	$0	$0	$340	$340

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(951)	$(951)
Swap Agreements	0	0	0	0	(2,662)	(2,662)

	$0	$0	$0	$0	$(3,613)	$(3,613)

Over the counter
Written Options	$0	$0	$0	$0	$212	$212
Swap Agreements	0	411	0	0	315	726

	$0	$411	$0	$0	$527	$938

	$0	$411	$0	$0	$(3,086)	$(2,675)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,373	$2,373
Swap Agreements	0	0	0	0	1,491	1,491

	$0	$0	$0	$0	$3,864	$3,864

Over the counter
Written Options	$0	$0	$0	$0	$(128)	$(128)
Swap Agreements	0	(239)	0	0	0	(239)

	$0	$(239)	$0	$0	$(128)	$(367)

	$0	$(239)	$0	$0	$3,736	$3,497

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	59

Schedule of Investments PIMCO Low Duration Fund II (Cont.)

September 30, 2013 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$66,701	$0	$66,701
Industrials	0	28,126	0	28,126
Utilities	0	21,001	0	21,001
U.S. Government Agencies	0	251,449	0	251,449
U.S. Treasury Obligations	0	58,044	0	58,044
Mortgage-Backed Securities	0	76,853	0	76,853
Asset-Backed Securities	0	49,847	1,520	51,367
Preferred Securities
Banking & Finance	0	0	3,610	3,610
Short-Term Instruments
Repurchase Agreements	0	2,824	0	2,824
Short-Term Notes	0	200	0	200
U.S. Treasury Bills	0	2,700	0	2,700
	$0	$557,745	$5,130	$562,875

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	215,078	0	0	215,078

Total Investments	$215,078	$557,745	$5,130	$777,953

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Short Sales, at Value
U.S. Government Agencies	$0	$(6,563)	$0	$(6,563)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	188	37	0	225
Over the counter	0	527	0	527
	$188	$564	$0	$752

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2)	0	0	(2)
Over the counter	0	(338)	0	(338)
	$(2)	$(338)	$0	$(340)

Totals	$215,264	$551,408	$5,130	$771,802

There were no transfers between Level 1 and 2 during the period ended September 30, 2013.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2013:

Category and Subcategory	Beginning Balance at 03/31/2013	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2013 (1)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$655	$0	$(644)	$0	$(6)	$(5)	$0	$0	$0	$0
Mortgage-Backed Securities	3,727	0	(1,872)	0	4	(47)	0	(1,812)	0	0
Asset-Backed Securities	1,682	0	(138)	0	0	(25)	0	0	1,520	(21)
Preferred Securities
Banking & Finance	3,705	0	0	0	0	(95)	0	0	3,610	(95)

Totals	$9,769	$0	$(2,653)	$0	$(2)	$(172)	$0	$(1,812)	$5,130	$(116)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Asset-Backed Securities	$1,520	Third Party Vendor	Broker Quote	101.88
Preferred Securities
Banking & Finance	3,610	Benchmark Pricing	Base Price	$7,066.86

Total	$5,130

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

60	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Low Duration Fund III

September 30, 2013 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 90.9%

BANK LOAN OBLIGATIONS 1.0%
H.J. Heinz Co.
3.500% due 06/05/2020		$2,294	$2,306
Nielsen Finance LLC
2.182% due 02/02/2017		97	98
Springleaf Financial Funding Co.
5.500% due 05/10/2017		176	176

Total Bank Loan Obligations (Cost $2,562)			2,580

CORPORATE BONDS & NOTES 23.8%

BANKING & FINANCE 19.6%
Ally Financial, Inc.
2.460% due 12/01/2014		600	600
3.125% due 01/15/2016		100	100
3.465% due 02/11/2014		100	101
4.500% due 02/11/2014		525	531
4.625% due 06/26/2015		500	518
6.750% due 12/01/2014		200	211
7.500% due 12/31/2013		400	407
7.500% due 09/15/2020		900	1,015
8.300% due 02/12/2015		800	864
American Express Credit Corp.
0.774% due 07/29/2016		600	602
American International Group, Inc.
3.750% due 11/30/2013		1,000	1,005
Banco Bradesco S.A.
2.363% due 05/16/2014		200	201
Banco do Brasil S.A.
4.500% due 01/22/2015		100	104
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		200	209
Banco Santander Chile
3.750% due 09/22/2015		400	416
Bank of America Corp.
0.594% due 08/15/2016		100	97
4.500% due 04/01/2015		2,300	2,416
7.375% due 05/15/2014		200	208
Bankia S.A.
3.500% due 12/14/2015	EUR	300	413
Banque PSA Finance S.A.
2.174% due 04/04/2014		$300	299
BBVA U.S. Senior S.A.U.
4.664% due 10/09/2015		300	313
BPCE S.A.
2.375% due 10/04/2013		100	100
CIT Group, Inc.
4.750% due 02/15/2015		400	415
5.250% due 04/01/2014		600	611
Citigroup, Inc.
1.226% due 07/25/2016		2,600	2,625
1.718% due 01/13/2014		300	301
2.650% due 03/02/2015		2,000	2,046
5.000% due 09/15/2014		100	104
Commonwealth Bank of Australia
1.052% due 09/18/2015		200	202
Credit Agricole S.A.
1.716% due 01/21/2014		100	100
Dexia Credit Local S.A.
0.744% due 04/29/2014		600	601
2.750% due 04/29/2014		1,600	1,621
Eksportfinans ASA
5.500% due 05/25/2016		600	629
5.500% due 06/26/2017		400	417

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Export-Import Bank of Korea
1.250% due 11/20/2015		$1,100	$1,104
2.050% due 03/21/2015		200	200
8.125% due 01/21/2014		1,100	1,125
First Horizon National Corp.
5.375% due 12/15/2015		100	108
Ford Motor Credit Co. LLC
5.625% due 09/15/2015		200	217
7.000% due 04/15/2015		400	435
8.700% due 10/01/2014		1,800	1,937
HSBC Finance Corp.
0.518% due 01/15/2014		2,700	2,700
Industrial Bank of Korea
2.375% due 07/17/2017		400	402
3.750% due 09/29/2016		800	849
International Lease Finance Corp.
6.500% due 09/01/2014		1,700	1,772
Intesa Sanpaolo SpA
2.662% due 02/24/2014		300	302
JPMorgan Chase & Co.
0.882% due 02/26/2016		5,100	5,112
JPMorgan Chase Bank N.A.
0.889% due 05/31/2017	EUR	300	400
Korea Development Bank
3.250% due 03/09/2016		$700	731
Merrill Lynch & Co., Inc.
1.014% due 09/15/2026		100	85
Petrobras Global Finance BV
1.884% due 05/20/2016		1,000	997
Prudential Covered Trust
2.997% due 09/30/2015		425	439
Qatari Diar Finance QSC
3.500% due 07/21/2015		600	627
RCI Banque S.A.
2.139% due 04/11/2014		700	702
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (c)		1,700	1,768
SLM Corp.
0.566% due 01/27/2014		1,200	1,194
3.875% due 09/10/2015		1,200	1,230
5.000% due 04/15/2015		600	625
6.250% due 01/25/2016		200	214
SLM Corp. CPI Linked Bond
3.138% due 04/01/2014		100	99
Sparebank Boligkreditt A/S
1.250% due 10/25/2014		800	800
Springleaf Finance Corp.
5.750% due 09/15/2016		400	414
Sumitomo Mitsui Banking Corp.
1.350% due 07/18/2015		1,300	1,313
Tayarra Ltd.
3.628% due 02/15/2022		749	803
Toyota Motor Credit Corp.
0.719% due 10/11/2013		500	500
Union Bank N.A.
1.000% due 09/26/2016		500	503
Wells Fargo & Co.
0.794% due 07/20/2016		2,000	2,009
Wells Fargo Bank N.A.
0.544% due 07/20/2015		600	602

			52,720

INDUSTRIALS 1.7%
CNPC General Capital Ltd.
1.450% due 04/16/2016		400	399

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Daimler Finance North America LLC
0.945% due 08/01/2016	$800	$802
EOG Resources, Inc.
1.016% due 02/03/2014	900	902
Florida Gas Transmission Co. LLC
4.000% due 07/15/2015	200	210
PACCAR, Inc.
6.875% due 02/15/2014	700	716
Schlumberger Investment S.A.
0.806% due 09/12/2014	100	101
Sinopec Group Overseas Development Ltd.
2.750% due 05/17/2017	700	715
Volkswagen International Finance NV
0.864% due 11/20/2014	800	804

		4,649

UTILITIES 2.5%
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019	100	107
Dayton Power & Light Co.
1.875% due 09/15/2016	200	202
Enel Finance International NV
3.875% due 10/07/2014	1,000	1,024
Qtel International Finance Ltd.
3.375% due 10/14/2016	300	313
Sempra Energy
2.000% due 03/15/2014	500	503
Verizon Communications, Inc.
1.782% due 09/15/2016	2,500	2,576
2.002% due 09/14/2018	100	105
2.500% due 09/15/2016	1,600	1,651
3.650% due 09/14/2018	200	211

		6,692

Total Corporate Bonds & Notes (Cost $63,076)		64,061

MUNICIPAL BONDS & NOTES 0.2%

LOUISIANA 0.2%
Louisiana Gasoline & Fuels Tax Revenue Bonds, (BABs), Series 2009
3.000% due 05/01/2043	400	401

TEXAS 0.0%
North Texas Higher Education Authority, Inc. Revenue Bonds, Series 2011
1.374% due 04/01/2040	94	95

Total Municipal Bonds & Notes (Cost $496)		496

U.S. GOVERNMENT AGENCIES 30.2%
Fannie Mae
0.279% due 01/25/2021	75	75
0.379% due 10/27/2037	1,900	1,902
0.529% due 07/25/2037 - 09/25/2042	596	595
0.629% due 06/25/2021	5	5
0.759% due 06/25/2041	1,277	1,283
0.909% due 06/25/2040	487	489
0.919% due 03/25/2040	608	613
0.929% due 01/25/2040	644	648
1.000% due 01/25/2043	141	138
1.079% due 06/25/2021 - 09/25/2021	101	102
1.359% due 07/01/2042	28	29

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	61

Schedule of Investments PIMCO Low Duration Fund III (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.409% due 09/01/2041	$88	$91
1.559% due 09/01/2040	6	7
1.992% due 11/01/2035	18	19
2.254% due 05/01/2035	26	27
2.296% due 11/01/2034	16	17
2.328% due 03/01/2035	6	6
2.453% due 11/01/2035	72	77
2.500% due 08/01/2035	167	176
2.537% due 07/01/2035	22	23
3.088% due 08/01/2029	80	84
4.000% due 03/01/2023 - 03/01/2042	585	622
4.500% due 07/01/2029 - 10/01/2043	16,919	18,120
5.000% due 04/01/2028 - 11/01/2043	25,200	27,290
5.500% due 01/01/2025 - 11/01/2043	14,569	15,862
5.750% due 10/25/2035	58	64
5.808% due 02/01/2031	25	28
6.000% due 03/01/2017 - 05/01/2037	156	168
6.001% due 12/25/2042	11	12
7.500% due 07/25/2022	33	36
FDIC Structured Sale Guaranteed Notes
0.680% due 11/29/2037	725	723
2.980% due 12/06/2020	379	392
Freddie Mac
0.219% due 12/25/2036	166	164
0.332% due 07/15/2019 - 08/15/2019	162	162
0.582% due 06/15/2018	10	10
0.632% due 11/15/2030	5	5
0.892% due 10/15/2037	227	228
1.359% due 02/25/2045	66	69
2.375% due 08/01/2035	141	149
2.473% due 06/01/2035	125	133
2.510% due 07/01/2035	48	51
4.500% due 06/01/2039 - 11/01/2043	6,465	6,879
5.000% due 12/01/2025 - 10/01/2033	67	74
5.500% due 06/01/2035 - 07/01/2038	575	624
6.000% due 03/01/2016 - 08/01/2016	10	10
6.500% due 07/25/2043	106	120
7.000% due 04/15/2023	18	20
Ginnie Mae
0.732% due 12/16/2025	4	4
1.625% due 06/20/2027 - 02/20/2032	41	42
1.950% due 02/20/2041	266	266
2.000% due 05/20/2030	28	29
5.000% due 06/15/2038 - 09/15/2039	2,496	2,719
8.500% due 10/20/2026	6	7
13.140% due 12/20/2032	58	61

Total U.S. Government Agencies (Cost $81,034)		81,549

U.S. TREASURY OBLIGATIONS 10.0%
U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2017	206	212
0.125% due 04/15/2018	202	209
0.125% due 07/15/2022	11,478	11,318
0.625% due 07/15/2021 (e)	1,866	1,944

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.125% due 01/15/2021 (e)		$1,815	$1,956
1.250% due 04/15/2014		4,194	4,231
1.250% due 07/15/2020 (e)(g)		2,142	2,346
1.375% due 01/15/2020		540	593
2.000% due 01/15/2014		1,770	1,779
2.000% due 07/15/2014		2,355	2,415

Total U.S. Treasury Obligations (Cost $28,459)			27,003

MORTGAGE-BACKED SECURITIES 6.5%
American Home Mortgage Investment Trust
2.173% due 10/25/2034		115	114
2.393% due 02/25/2045		35	35
Banc of America Commercial Mortgage Trust
5.742% due 04/10/2049		415	456
Banc of America Funding Corp.
0.459% due 07/25/2037		235	192
2.666% due 05/25/2035		779	791
Banc of America Large Loan Trust
2.482% due 11/15/2015		353	354
Banc of America Mortgage Trust
2.739% due 08/25/2034		483	479
3.115% due 03/25/2033		473	460
BCAP LLC Trust
0.350% due 09/26/2035		94	93
Bear Stearns Adjustable Rate Mortgage Trust
2.343% due 04/25/2033		24	23
2.729% due 02/25/2033		1	1
2.751% due 08/25/2035 ^		86	72
2.960% due 02/25/2033		2	2
3.080% due 01/25/2034		22	22
Bear Stearns Alt-A Trust
2.667% due 05/25/2035		136	126
2.735% due 09/25/2035		32	27
Bear Stearns Commercial Mortgage Securities Trust
5.331% due 02/11/2044		100	110
Citigroup Mortgage Loan Trust, Inc.
0.249% due 01/25/2037		117	63
2.510% due 10/25/2035		31	30
2.540% due 05/25/2035		46	44
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.485% due 01/15/2046		503	543
Countrywide Home Loan Mortgage Pass-Through Trust
2.423% due 02/20/2036		120	92
2.722% due 02/20/2035		144	136
2.859% due 11/25/2034		86	79
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039		960	1,023
5.383% due 02/15/2040		292	315
5.448% due 01/15/2049		18	18
Credit Suisse Mortgage Capital Certificates
2.621% due 09/26/2047		805	807
DBRR Trust
0.853% due 02/25/2045		337	337
Deutsche Mortgage Securities, Inc.
5.233% due 06/26/2035		165	167
GMAC Mortgage Corp. Loan Trust
3.068% due 11/19/2035		53	49
Granite Master Issuer PLC
0.320% due 12/20/2054		584	575
0.380% due 12/20/2054		83	82
0.811% due 12/20/2054	GBP	111	177
Granite Mortgages PLC
0.898% due 09/20/2044		44	70
Great Hall Mortgages PLC
0.382% due 06/18/2039		$307	278

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042	$100	$103
GS Mortgage Securities Trust
4.085% due 03/06/2020	500	502
GSR Mortgage Loan Trust
2.462% due 06/25/2034	44	44
2.661% due 09/25/2035	248	247
5.050% due 11/25/2035	339	334
JPMorgan Chase Commercial Mortgage Securities Trust
5.257% due 05/15/2047	954	1,026
5.397% due 05/15/2045	361	397
5.715% due 03/18/2051	300	332
JPMorgan Mortgage Trust
5.750% due 01/25/2036 ^	82	76
LB-UBS Commercial Mortgage Trust
5.342% due 09/15/2039	233	252
Mellon Residential Funding Corp.
0.622% due 12/15/2030	212	206
Merrill Lynch Floating Trust
0.720% due 07/09/2021	343	342
Merrill Lynch Mortgage Investors Trust
0.429% due 11/25/2035	17	15
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051	300	332
Morgan Stanley Capital Trust
5.597% due 03/12/2044	300	323
Prime Mortgage Trust
0.579% due 02/25/2019	0	1
0.579% due 02/25/2034	10	9
Structured Adjustable Rate Mortgage Loan Trust
1.559% due 01/25/2035	98	73
2.485% due 02/25/2034	132	132
2.504% due 08/25/2034	188	185
Structured Asset Mortgage Investments Trust
0.309% due 03/25/2037	186	136
0.431% due 07/19/2035	76	72
0.459% due 02/25/2036	41	31
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.340% due 01/25/2032	2	2
2.653% due 10/28/2035	488	463
Wachovia Bank Commercial Mortgage Trust
0.262% due 06/15/2020	259	256
0.322% due 06/15/2020	900	875
5.012% due 12/15/2035	61	61
5.749% due 07/15/2045	173	191
WaMu Mortgage Pass-Through Certificates
0.449% due 12/25/2045	39	36
0.469% due 10/25/2045	247	227
0.558% due 11/25/2034	125	115
0.883% due 01/25/2047	47	45
1.355% due 05/25/2041	7	6
1.553% due 06/25/2042	34	31
2.454% due 09/25/2046	88	83
Washington Mutual MSC Mortgage Pass-Through Certificates
2.090% due 02/25/2033	4	4
Wells Fargo Mortgage-Backed Securities Trust
2.630% due 10/25/2035	1,277	1,290
2.636% due 06/25/2035	334	338

Total Mortgage-Backed Securities (Cost $17,143)		17,435

ASSET-BACKED SECURITIES 6.1%
ACA CLO Ltd.
0.516% due 07/25/2018	42	41

62	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Avenue CLO Ltd.
0.525% due 10/30/2017		$166	$166
0.526% due 07/20/2018		220	219
Avoca CLO PLC
0.541% due 01/16/2023	EUR	189	250
Bear Stearns Asset-Backed Securities Trust
0.239% due 01/25/2037		$13	13
1.179% due 10/25/2037		257	222
Cadogan Square CLO BV
0.562% due 01/17/2023	EUR	335	443
Celf Loan Partners Ltd.
2.053% due 11/15/2019		556	754
Citibank Omni Master Trust
2.932% due 08/15/2018		$200	204
Countrywide Asset-Backed Certificates
0.549% due 12/25/2034		2,372	2,241
0.659% due 12/25/2031		17	12
Dryden Leveraged Loan CDO
0.512% due 05/22/2017		115	114
Educational Services of America, Inc.
1.329% due 09/25/2040		426	434
Eurocredit CDO BV
0.820% due 10/20/2016	EUR	193	260
Four Corners CLO Ltd.
0.534% due 01/26/2020		$477	473
Franklin CLO Ltd.
0.514% due 06/15/2018		575	566
GE-WMC Mortgage Securities Trust
0.219% due 08/25/2036		4	2
Goldentree Loan Opportunities Ltd.
0.961% due 10/18/2021		500	496
Gulf Stream Compass CLO Ltd.
0.525% due 01/24/2020		536	536
Halcyon Structured Asset Management Long/Short Ltd.
0.490% due 08/07/2021		752	745
Hewett’s Island CDO Ltd.
0.478% due 06/09/2019		1,655	1,641
Landmark CDO Ltd.
0.543% due 07/15/2018		308	307
Long Beach Mortgage Loan Trust
0.739% due 10/25/2034		6	6
Massachusetts Educational Financing Authority
1.216% due 04/25/2038		83	83
Mercator CLO PLC
0.461% due 02/18/2024	EUR	181	239
Morgan Stanley ABS Capital, Inc.
0.229% due 07/25/2036		$22	7
Morgan Stanley Investment Management Croton Ltd.
0.528% due 01/15/2018		136	135
NAC EuroLoan Advantage Ltd.
1.433% due 04/20/2019		200	201
1.596% due 04/20/2019	GBP	105	170
Neptune Finance CCS Ltd.
0.881% due 04/20/2020		$394	393
New Century Home Equity Loan Trust
0.459% due 10/25/2035		239	234
NOB Hill CLO Ltd.
0.514% due 08/15/2018		455	451
Octagon Investment Partners Ltd.
0.505% due 04/23/2020		674	665
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
0.459% due 12/25/2035		142	122
Pacifica CDO Corp.
0.524% due 01/26/2020		202	200

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Panhandle-Plains Higher Education Authority, Inc.
1.378% due 10/01/2035		$249	$253
RAAC Series
0.659% due 03/25/2037		200	181
Securitized Asset-Backed Receivables LLC Trust
0.239% due 12/25/2036 ^		59	19
SLC Student Loan Trust
0.344% due 11/15/2021		58	58
4.750% due 06/15/2033		246	229
SLM Student Loan Trust
0.394% due 03/15/2017		23	22
0.434% due 03/15/2024		300	289
0.484% due 12/15/2023	EUR	459	610
0.932% due 10/16/2023		$381	380
1.282% due 12/15/2021		174	175
1.766% due 04/25/2023		94	96
South Carolina Student Loan Corp.
1.010% due 03/02/2020		300	300
Stanfield Bristol CLO Ltd.
0.524% due 10/15/2019		163	163
Structured Asset Investment Loan Trust
0.539% due 10/25/2035		57	55
0.884% due 03/25/2034		168	155
1.154% due 10/25/2033		217	207
Wood Street CLO BV
0.544% due 11/22/2021	EUR	217	289

Total Asset-Backed Securities (Cost $16,333)			16,526

SOVEREIGN ISSUES 3.9%
Autonomous Community of Catalonia
4.750% due 06/04/2018		400	535
Autonomous Community of Valencia
3.250% due 07/06/2015		300	401
Hydro-Quebec
2.000% due 06/30/2016		$1,800	1,855
Mexico Government International Bond
4.000% due 11/15/2040 (b)	MXN	497	42
5.000% due 06/16/2016 (b)		994	85
8.000% due 12/19/2013		33,000	2,547
Province of Ontario
0.950% due 05/26/2015		$1,700	1,714
1.100% due 10/25/2017		3,400	3,351

Total Sovereign Issues (Cost $10,422)			10,530

		SHARES
PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%
DG Funding Trust
2.534% due 10/30/2013 (c)		65	460

Total Preferred Securities (Cost $687)			460

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 9.0%

CERTIFICATES OF DEPOSIT 0.4%
Itau Unibanco Holding S.A.
0.000% due 10/31/2013		$800	799
0.000% due 11/01/2013		400	400

			1,199

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COMMERCIAL PAPER 2.4%
Ford Motor Credit Co. LLC
0.645% due 11/08/2013		$200	$200
1.021% due 12/20/2013		200	199
Hewlett-Packard Co.
0.950% due 10/30/2013		2,800	2,798
Vodafone Group PLC
0.700% due 02/10/2014		600	599
Xstrata Finance Dubai Ltd.
0.740% due 10/10/2013		2,100	2,100
0.740% due 10/15/2013		700	700

			6,596

SHORT-TERM NOTES 0.2%
Korea Development Bank
0.770% due 08/20/2014		500	500

ITALY TREASURY BILLS 2.0%
0.809% due 02/28/2014 - 03/14/2014 (a)	EUR	3,900	5,257

MEXICO TREASURY BILLS 1.5%
3.846% due 10/17/2013 - 01/09/2014 (a)	MXN	52,500	3,991

SPAIN TREASURY BILLS 2.5%
0.701% due 03/14/2014 - 06/20/2014 (a)	EUR	5,100	6,863

Total Short-Term Instruments (Cost $24,308)			24,406

Total Investments in Securities (Cost $244,520)			245,046

		SHARES
INVESTMENTS IN AFFILIATES 22.5%

SHORT-TERM INSTRUMENTS 22.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 22.5%
PIMCO Short-Term Floating NAV Portfolio		89	1
PIMCO Short-Term Floating NAV Portfolio III		6,077,884	60,754

Total Short-Term Instruments (Cost $60,740)			60,755

Total Investments in Affiliates (Cost $60,740)			60,755

Total Investments 113.4% (Cost $305,260)			$305,801

Financial Derivative Instruments (d)(f) (0.1%) (Cost or Premiums, net $149)			(343)

Other Assets and Liabilities, net (13.3%)			(35,701)

Net Assets 100.0%			$269,757

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	63

Schedule of Investments PIMCO Low Duration Fund III (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Perpetual maturity, date shown represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

As of September 30, 2013, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings while outstanding during the period ended September 30, 2013 was $3,690 at a weighted average interest rate of (0.207%).

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	4.500%	10/01/2043	$6,000	$(6,338)	$(6,411)

Total Short Sales				$(6,338)	$(6,411)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of September 30, 2013:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (1)
Master Securities Forward Transactions Agreement
FOB	$0	$0	$0	$(6,411)	$(6,411)	$0	$(6,411)
MSC	0	0	0	0	0	(160)	(160)

Total Borrowings and Other Financing Transactions	$0	$0	$0	$(6,411)

(1)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2015	339	$(265)	$17	$0
90-Day Eurodollar June Futures	Long	06/2015	121	16	8	0
90-Day Eurodollar March Futures	Long	03/2016	26	(15)	1	0
90-Day Eurodollar September Futures	Long	09/2014	126	25	2	(1)
90-Day Eurodollar September Futures	Long	09/2015	82	12	5	0
U.S. Treasury 5-Year Note December Futures	Long	12/2013	148	291	10	0
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2015	3	(1)	0	0

Total Futures Contracts				$63	$43	$(1)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.HY-21 5-Year Index	5.000%	12/20/2018	$800	$37	$1	$0	$0
CDX.IG-20 3-Year Index	1.000%	06/20/2016	1,900	33	4	0	0

				$70	$5	$0	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

64	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Pay	3-Month USD-LIBOR	1.500%	03/18/2016	$44,800	$260	$(48)	$10	$0
Pay	3-Month USD-LIBOR	3.000%	09/21/2017	300	2	2	0	0
Receive	3-Month USD-LIBOR	2.750%	06/19/2043	2,600	439	283	0	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043	7,900	301	(12)	2	0

					$1,002	$225	$12	$0

Total Swap Agreements					$1,072	$230	$12	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2013:

(e)	Securities with an aggregate market value of $1,113 and cash of $399 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2013. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$43	$12	$55	$0	$(1)	$0	$(1)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	10/2013		EUR	1,797	$		2,367	$0	$(64)
	10/2013		JPY	26,625			269	0	(2)

BPS	01/2014		EUR	800			1,010	0	(73)
	03/2014			1,165			1,535	0	(41)
	05/2014			800			1,011	0	(72)

BRC	11/2013			99			134	0	0
	11/2013		MXN	4,359			341	9	0

CBK	10/2013		EUR	653			871	0	(13)
	04/2014			100			127	0	(9)

FBF	10/2013			628			824	0	(26)
	11/2013	$		1,324		BRL	3,074	52	0
	06/2014		EUR	100	$		127	0	(9)

GLM	12/2013		MXN	34,889			2,601	0	(48)
	03/2014		EUR	896			1,197	0	(16)

HUS	10/2013		MXN	19,809			1,569	58	0
	11/2013		EUR	2,055			2,775	0	(5)
	12/2013		MXN	1,689			130	1	0

JPM	10/2013	$		1,145		EUR	860	19	0
	11/2013		MXN	4,257	$		333	9	0
	12/2013			2,150			162	0	(1)

MSC	10/2013		BRL	2,801			1,160	0	(104)
	10/2013	$		1,235		BRL	2,801	28	0
	10/2013			2,992		EUR	2,218	9	0
	11/2013		BRL	2,801	$		1,227	0	(27)
	11/2013		EUR	2,218			2,992	0	(9)
	12/2013		MXN	17,490			1,300	0	(28)
	01/2014			3,465			265	3	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	65

Schedule of Investments PIMCO Low Duration Fund III (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
RYL	12/2013	GBP	288	$	450	$0	$(15)
	02/2014	EUR	2,100		2,786	0	(56)
	03/2014		1,991		2,662	0	(33)

Total Forward Foreign Currency Contracts						$188	$(651)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014	EUR	1,500	$(3)	$(2)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		1,500	(3)	(2)

BRC	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014		300	(1)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		300	(1)	0

GLM	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014		300	(1)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		300	(1)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.500%	10/28/2013	$	5,400	(16)	(37)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.400%	01/27/2014		8,200	(19)	(21)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	01/27/2014		8,200	(45)	(47)

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.900%	10/18/2013		13,000	(34)	(6)

								$(124)	$(115)

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Call - OTC CDX.IG-20 5-Year Index	Buy	0.650%	12/18/2013	$6,300	$(4)	$(4)
	Put - OTC CDX.IG-20 5-Year Index	Sell	1.000%	12/18/2013	6,300	(18)	(6)

						$(22)	$(10)

Total Written Options						$(146)	$(125)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2013:

	Notional Amount in $	Notional Amount in EUR		Premiums
Balance at 03/31/2013	$34,500	EUR	12,700	$(143)
Sales	104,300		0	(270)
Closing Buys	(20,500)		0	44
Expirations	(38,500)		(8,500)	108
Exercised	(32,400)		0	115

Balance at 09/30/2013	$47,400	EUR	4,200	$(146)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. TREASURY OBLIGATION ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2013 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Berkshire Hathaway Finance Corp.	1.000%	03/20/2016	0.361%	$	200	$(3)	$6	$3	$0
	Brazil Government International Bond	1.000%	09/20/2015	0.985%		200	(1)	1	0	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.398%		100	1	0	1	0
	Japan Government International Bond	1.000%	12/20/2015	0.264%		400	7	0	7	0
	MetLife, Inc.	1.000%	12/20/2014	0.195%		900	(16)	25	9	0
	MetLife, Inc.	1.000%	09/20/2016	0.575%		500	6	1	7	0
	Mexico Government International Bond	1.000%	09/20/2015	0.620%		100	1	0	1	0

BPS	U.S. Treasury Notes	0.250%	09/20/2016	0.326%	EUR	900	(17)	15	0	(2)

BRC	Brazil Government International Bond	1.000%	06/20/2016	1.197%	$	500	(1)	(2)	0	(3)
	China Government International Bond	1.000%	09/20/2015	0.299%		300	4	1	5	0
	China Government International Bond	1.000%	09/20/2016	0.456%		200	3	1	4	0
	General Electric Capital Corp.	4.400%	12/20/2013	0.192%		100	0	1	1	0
	General Electric Capital Corp.	4.700%	12/20/2013	0.192%		200	0	2	2	0
	Japan Government International Bond	1.000%	06/20/2015	0.224%		400	6	(1)	5	0
	Mexico Government International Bond	1.000%	09/20/2015	0.620%		100	1	0	1	0

66	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2013 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
CBK	Brazil Government International Bond	1.000%	09/20/2015	0.985%	$	200	$(1)	$1	$0	$0
	General Electric Capital Corp.	4.000%	12/20/2013	0.192%		300	0	3	3	0
	General Electric Capital Corp.	4.200%	12/20/2013	0.192%		300	0	3	3	0
	General Electric Capital Corp.	4.325%	12/20/2013	0.192%		200	0	2	2	0
	MetLife, Inc.	1.000%	12/20/2014	0.195%		100	(2)	3	1	0
	Mexico Government International Bond	1.000%	09/20/2016	0.781%		100	1	0	1	0

DUB	Brazil Government International Bond	1.000%	06/20/2016	1.197%		200	0	(1)	0	(1)
	Export-Import Bank of China	1.000%	12/20/2016	0.595%		300	(24)	28	4	0
	General Electric Capital Corp.	4.230%	12/20/2013	0.192%		300	0	3	3	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.398%		500	5	1	6	0
	Mexico Government International Bond	1.000%	03/20/2016	0.699%		500	(3)	7	4	0
	Mexico Government International Bond	1.000%	09/20/2016	0.781%		100	0	0	0	0
	Prudential Financial, Inc.	1.000%	09/20/2015	0.384%		2,700	31	2	33	0

GST	Mexico Government International Bond	1.000%	09/20/2016	0.781%		300	1	1	2	0
	United Kingdom Gilt	1.000%	03/20/2015	0.076%		100	1	1	2	0

HUS	Brazil Government International Bond	1.000%	09/20/2015	0.985%		600	(6)	6	0	0
	Brazil Government International Bond	1.000%	03/20/2016	1.120%		200	(1)	0	0	(1)
	Brazil Government International Bond	1.000%	06/20/2016	1.197%		700	(1)	(2)	0	(3)
	Mexico Government International Bond	1.000%	09/20/2015	0.620%		200	2	0	2	0
	Mexico Government International Bond	1.000%	09/20/2016	0.781%		100	1	0	1	0

JPM	Brazil Government International Bond	1.000%	09/20/2015	0.985%		100	(1)	1	0	0
	Mexico Government International Bond	1.000%	09/20/2016	0.781%		100	1	0	1	0

MYC	Brazil Government International Bond	1.000%	09/20/2015	0.985%		100	(1)	1	0	0

UAG	Brazil Government International Bond	1.000%	09/20/2015	0.985%		500	(5)	5	0	0
	Japan Government International Bond	1.000%	12/20/2015	0.264%		400	6	0	6	0

							$(5)	$115	$120	$(10)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
							Asset	Liability
BRC	CDX.EM-13 5-Year Index	5.000%	06/20/2015	$1,000	$88	$(55)	$33	$0

GST	CDX.EM-13 5-Year Index	5.000%	06/20/2015	200	25	(19)	6	0

HUS	CDX.EM-13 5-Year Index	5.000%	06/20/2015	700	78	(55)	23	0

JPM	CDX.IG-9 10-Year Index 30-100%	0.553%	12/20/2017	96	0	2	2	0

MYC	CDX.EM-13 5-Year Index	5.000%	06/20/2015	900	113	(84)	29	0

					$304	$(211)	$93	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MXN	12,000	$(4)	$24	$20	$0

BPS	Pay	1-Year BRL-CDI	9.120%	01/02/2017	BRL	1,100	2	(24)	0	(22)

BRC	Pay	28-Day MXN-TIIE	5.000%	09/13/2017	MXN	300	0	0	0	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		5,000	(2)	10	8	0

GLM	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		10,000	(2)	19	17	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	67

Schedule of Investments PIMCO Low Duration Fund III (Cont.)

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
HUS	Pay	1-Year BRL-CDI	8.950%	01/02/2017	BRL	300	$0	$(6)	$0	$(6)
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017	MXN	900	(1)	1	0	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		9,600	(1)	16	15	0

MYC	Pay	1-Year BRL-CDI	9.140%	01/02/2017	BRL	900	3	(19)	0	(16)
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MXN	4,000	0	6	6	0

UAG	Pay	1-Year BRL-CDI	8.900%	01/02/2017	BRL	1,600	1	(35)	0	(34)

							$(4)	$(8)	$66	$(78)

Total Swap Agreements							$295	$(104)	$279	$(88)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2013:

(g)	Securities with an aggregate market value of $28 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures (5)
BOA	$0	$0	$48	$48	$(66)	$(14)	$0	$(80)	$(32)	$0	$(32)
BPS	0	0	0	0	(186)	0	(24)	(210)	(210)	0	(210)
BRC	9	0	59	68	0	0	(3)	(3)	65	0	65
CBK	0	0	10	10	(22)	0	0	(22)	(12)	0	(12)
DUB	0	0	50	50	0	0	(1)	(1)	49	0	49
FBF	52	0	0	52	(35)	0	0	(35)	17	0	17
GLM	0	0	17	17	(64)	(105)	0	(169)	(152)	0	(152)
GST	0	0	10	10	0	0	0	0	10	(10)	0
HUS	59	0	41	100	(5)	0	(10)	(15)	85	0	85
JPM	28	0	3	31	(1)	0	0	(1)	30	0	30
MSC	40	0	0	40	(168)	0	0	(168)	(128)	(102)	(230)
MYC	0	0	35	35	0	(6)	(16)	(22)	13	(35)	(22)
RYL	0	0	0	0	(104)	0	0	(104)	(104)	0	(104)
UAG	0	0	6	6	0	0	(34)	(34)	(28)	28	0

Total Over the Counter	$188	$0	$279	$467	$(651)	$(125)	$(88)	$(864)

(5)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$43	$43
Swap Agreements	0	0	0	0	12	12

	$0	$0	$0	$0	$55	$55

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$188	$0	$188
Swap Agreements	0	213	0	0	66	279

	$0	$213	$0	$188	$66	$467

	$0	$213	$0	$188	$121	$522

68	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1	$1

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$651	$0	$651
Written Options	0	10	0	0	115	125
Swap Agreements	0	10	0	0	78	88

	$0	$20	$0	$651	$193	$864

	$0	$20	$0	$651	$194	$865

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(8)	$(8)
Swap Agreements	0	1	0	0	(827)	(826)

	$0	$1	$0	$0	$(835)	$(834)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$213	$0	$213
Written Options	0	0	0	11	128	139
Swap Agreements	0	259	0	0	127	386

	$0	$259	$0	$224	$255	$738

	$0	$260	$0	$224	$(580)	$(96)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$76	$76
Swap Agreements	0	6	0	0	207	213

	$0	$6	$0	$0	$283	$289

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(247)	$0	$(247)
Written Options	0	12	0	(11)	(80)	(79)
Swap Agreements	0	(192)	0	0	(106)	(298)

	$0	$(180)	$0	$(258)	$(186)	$(624)

	$0	$(174)	$0	$(258)	$97	$(335)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	69

Schedule of Investments PIMCO Low Duration Fund III (Cont.)

September 30, 2013 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Securities, at Value
Bank Loan Obligations	$0	$2,580	$0	$2,580
Corporate Bonds & Notes
Banking & Finance	0	52,720	0	52,720
Industrials	0	4,649	0	4,649
Utilities	0	6,692	0	6,692
Municipal Bonds & Notes
Louisiana	0	401	0	401
Texas	0	95	0	95
U.S. Government Agencies	0	80,826	723	81,549
U.S. Treasury Obligations	0	27,003	0	27,003
Mortgage-Backed Securities	0	17,435	0	17,435
Asset-Backed Securities	0	16,092	434	16,526
Sovereign Issues	0	10,530	0	10,530
Preferred Securities
Banking & Finance	0	0	460	460
Short-Term Instruments
Certificates of Deposit	0	1,199	0	1,199
Commercial Paper	0	6,596	0	6,596
Short-Term Notes	0	500	0	500
Italy Treasury Bills	0	5,257	0	5,257
Mexico Treasury Bills	0	3,991	0	3,991
Spain Treasury Bills	0	6,863	0	6,863
	$0	$243,429	$1,617	$245,046

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$60,755	$0	$0	$60,755

Total Investments	$60,755	$243,429	$1,617	$305,801

Short Sales, at Value
U.S. Government Agencies	$0	$(6,411)	$0	$(6,411)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	43	12	0	55
Over the counter	0	467	0	467
	$43	$479	$0	$522

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1)	0	0	(1)
Over the counter	0	(864)	0	(864)
	$(1)	$(864)	$0	$(865)

Totals	$60,797	$236,633	$1,617	$299,047

There were no transfers between Level 1 and 2 during the period ended September 30, 2013.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2013:

Category and Subcategory	Beginning Balance at 03/31/2013	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2013 (1)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$752	$0	$(696)	$0	$(3)	$(53)	$0	$0	$0	$0
U.S. Government Agencies	851	0	(125)	0	0	(3)	0	0	723	(3)
Mortgage-Backed Securities	741	0	(64)	0	0	(8)	0	(669)	0	0
Asset-Backed Securities	1,892	0	(1,007)	0	9	13	0	(473)	434	(6)
Preferred Securities
Banking & Finance	472	0	0	0	0	(12)	0	0	460	(12)

Totals	$4,708	$0	$(1,892)	$0	$6	$(63)	$0	$(1,142)	$1,617	$(21)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
U.S. Government Agencies	$723	Third Party Vendor	Broker Quote	99.75
Asset-Backed Securities	434	Third Party Vendor	Broker Quote	101.88
Preferred Securities
Banking & Finance	460	Benchmark Pricing	Base Price	$7,066.86

Total	$1,617

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

70	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Money Market Fund

September 30, 2013 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.7%

SHORT-TERM INSTRUMENTS 99.7%

GOVERNMENT AGENCY DEBT 0.5%
Federal Farm Credit Bank
2.625% due 04/17/2014	$3,400	$3,445
Freddie Mac
0.625% due 12/23/2013	575	576

		4,021

GOVERNMENT AGENCY REPURCHASE AGREEMENTS (b) 27.8%
		229,303

TREASURY DEBT 17.7%
U.S. Treasury Bills
0.137% due 05/29/2014 - 07/24/2014 (a)	22,775	22,752
U.S. Treasury Notes
0.125% due 07/31/2014	32,675	32,664

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.250% due 02/28/2014	$7,300	$7,302
0.250% due 04/30/2014	12,500	12,505
0.250% due 05/31/2014	27,225	27,244
0.250% due 08/31/2014	39,900	39,930
1.250% due 02/15/2014	3,000	3,012

		145,409

TREASURY REPURCHASE AGREEMENTS (b) 53.7%
		442,600

Total Short-Term Instruments (Cost $821,333)		821,333

Total Investments in Securities (Cost $821,333)		821,333

Total Investments 99.7% (Cost $821,333)		$821,333

Other Assets and Liabilities, net 0.3%		2,393

Net Assets 100.0%		$823,726

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a)	Coupon represents a weighted average yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
Government Agency Repurchase Agreements
GRE	0.090%	09/30/2013	10/01/2013	$40,900	Fannie Mae 4.125% due 04/15/2014	$(41,722)	$40,900	$40,900
GSC	0.090%	09/30/2013	10/01/2013	25,000	Fannie Mae 2.500% due 12/01/2027	(25,800)	25,000	25,000
JPS	0.100%	09/30/2013	10/01/2013	60,000	Freddie Mac 2.205% due 12/05/2022	(62,323)	60,000	60,000
SAL	0.130%	09/30/2013	10/01/2013	40,900	Freddie Mac 1.620% due 11/21/2019	(41,888)	40,900	40,900
SSB	0.000%	09/30/2013	10/01/2013	1,203	Fannie Mae 2.200% due 10/17/2022	(1,230)	1,203	1,203
TDM	0.080%	09/30/2013	10/01/2013	61,300	U.S. Treasury Notes 1.375% due 11/30/2015	(62,877)	61,300	61,300

Treasury Repurchase Agreements
BCY	0.080%	09/30/2013	10/01/2013	69,600	U.S. Treasury Notes 2.000% due 09/30/2020	(71,035)	69,600	69,600
BOS	0.080%	09/30/2013	10/01/2013	6,000	U.S. Treasury Notes 0.250% due 09/30/2015	(6,121)	6,000	6,000
BPG	0.110%	09/30/2013	10/01/2013	60,000	Fannie Mae 3.000% due 07/01/2043	(61,966)	60,000	60,000
FOB	0.100%	09/30/2013	10/01/2013	300	U.S. Treasury Notes 0.875% due 02/28/2017	(308)	300	300
JPS	0.090%	09/30/2013	10/01/2013	300	U.S. Treasury Notes 1.875% due 04/30/2014	(307)	300	300
MBC	0.090%	09/30/2013	10/01/2013	140,000	U.S. Treasury Inflation Protected Securities 2.000% due 07/15/2014	(71,430)	140,000	140,000
					U.S. Treasury Notes 0.375% due 06/30/2015	(71,419)
MSC	0.090%	09/30/2013	10/01/2013	8,100	U.S. Treasury Notes 1.000% due 05/31/2018	(8,280)	8,100	8,100
NXN	0.100%	09/30/2013	10/01/2013	60,000	U.S. Treasury Inflation Protected Securities 1.250% due 07/15/2020	(30,572)	60,000	60,000
					U.S. Treasury Notes 1.375% due 09/30/2018	(30,688)
RDR	0.090%	09/30/2013	10/01/2013	98,300	U.S. Treasury Notes 0.750% due 02/28/2018	(100,393)	98,300	98,300

Total Repurchase Agreements						$(688,359)	$671,903	$671,903

(1)	Includes accrued interest.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	71

Schedule of Investments PIMCO Money Market Fund (Cont.)

September 30, 2013 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of September 30, 2013:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
BCY	$69,600	$0	$0	$0	$69,600	$(71,035)	$(1,435)
BOS	6,000	0	0	0	6,000	(6,121)	(121)
BPG	60,000	0	0	0	60,000	(61,966)	(1,966)
FOB	300	0	0	0	300	(308)	(8)
GRE	40,900	0	0	0	40,900	(41,722)	(822)
GSC	25,000	0	0	0	25,000	(25,800)	(800)
JPS	60,300	0	0	0	60,300	(62,630)	(2,330)
MBC	140,000	0	0	0	140,000	(142,849)	(2,849)
MSC	8,100	0	0	0	8,100	(8,280)	(180)
NXN	60,000	0	0	0	60,000	(61,260)	(1,260)
RDR	98,300	0	0	0	98,300	(100,393)	(2,093)
SAL	40,900	0	0	0	40,900	(41,888)	(988)
SSB	1,203	0	0	0	1,203	(1,230)	(27)
TDM	61,300	0	0	0	61,300	(62,877)	(1,577)

Total Borrowings and Other Financing Transactions	$671,903	$0	$0	$0

(2)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Securities, at Value
Short-Term Instruments
Government Agency Debt	$0	$4,021	$0	$4,021
Government Agency Repurchase Agreements	0	229,303	0	229,303
Treasury Debt	0	145,409	0	145,409
Treasury Repurchase Agreements	0	442,600	0	442,600
Total Investments	$0	$821,333	$0	$821,333

There were no transfers between Level 1 and 2 during the period ended September 30, 2013.

72	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Short Asset Investment Fund

September 30, 2013 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 116.6%

CORPORATE BONDS & NOTES 56.3%

BANKING & FINANCE 31.2%
American Express Co.
7.250% due 05/20/2014	$700	$730
American Express Credit Corp.
5.125% due 08/25/2014	85	89
American Honda Finance Corp.
0.637% due 05/26/2016	800	802
1.850% due 09/19/2014	200	203
American International Group, Inc.
3.750% due 11/30/2013	100	100
4.250% due 09/15/2014	1,250	1,292
Bank Nederlandse Gemeenten
0.546% due 02/08/2016	500	502
1.000% due 11/17/2014	300	302
3.125% due 01/12/2015	2,200	2,276
4.350% due 12/02/2013	100	101
Bank of America Corp.
7.375% due 05/15/2014	1,850	1,926
Bank of Nova Scotia
1.050% due 03/20/2015	1,000	1,010
1.250% due 11/07/2014	325	328
1.850% due 01/12/2015	600	611
Bear Stearns Cos. LLC
5.700% due 11/15/2014	1,225	1,293
Canadian Imperial Bank of Commerce
1.500% due 12/12/2014	1,800	1,825
CDP Financial, Inc.
3.000% due 11/25/2014	1,210	1,245
Citigroup, Inc.
0.546% due 11/05/2014	1,000	999
6.375% due 08/12/2014	508	533
CME Group, Inc.
5.750% due 02/15/2014	100	102
Dexia Credit Local S.A.
2.750% due 04/29/2014	1,000	1,013
EnCana Holdings Finance Corp.
5.800% due 05/01/2014	950	978
Ford Motor Credit Co. LLC
1.362% due 08/28/2014	300	302
8.000% due 06/01/2014	250	262
General Electric Capital Corp.
2.150% due 01/09/2015	1,700	1,736
3.750% due 11/14/2014	495	514
Goldman Sachs Group, Inc.
0.769% due 01/12/2015	1,200	1,199
0.848% due 09/29/2014	385	386
5.500% due 11/15/2014	556	585
HSBC Finance Corp.
0.518% due 01/15/2014	1,150	1,150
5.250% due 01/15/2014	950	963
HSBC USA, Inc.
2.375% due 02/13/2015	100	102
International Lease Finance Corp.
6.625% due 11/15/2013	200	201
JPMorgan Chase & Co.
1.065% due 01/24/2014	200	200
3.700% due 01/20/2015	900	932
Korea Development Bank
8.000% due 01/23/2014	650	665
MassMutual Global Funding
2.875% due 04/21/2014	200	203
Monumental Global Funding
0.468% due 01/15/2014	418	418

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley
0.570% due 01/09/2014	$100	$100
1.865% due 01/24/2014	200	201
4.200% due 11/20/2014	1,700	1,759
6.000% due 05/13/2014	225	232
Nederlandse Financierings-Maatschappij voor Ontwikkelingslanden NV
1.260% due 03/02/2015	275	279
Nederlandse Waterschapsbank NV
0.332% due 11/06/2014	1,000	1,000
0.542% due 05/23/2015	200	200
2.000% due 09/09/2015	75	77
Nordea Bank AB
3.700% due 11/13/2014	300	310
Nordea Eiendomskreditt A/S
0.691% due 04/07/2015	700	701
Oesterreichische Kontrollbank AG
0.392% due 02/26/2016	500	501
Rabobank Group
4.200% due 05/13/2014	500	511
Royal Bank of Canada
1.200% due 09/19/2018	1,000	989
SSIF Nevada LP
0.968% due 04/14/2014	200	201
Standard Chartered PLC
3.850% due 04/27/2015	325	338
5.500% due 11/18/2014	850	895
Sun Life Financial Global Funding LP
0.521% due 10/06/2013	1,000	1,000
Svensk Exportkredit AB
0.436% due 06/12/2017	700	701
0.625% due 05/31/2016	200	199
0.641% due 11/09/2017	800	806
1.125% due 04/05/2018	500	490
Svenska Handelsbanken AB
0.700% due 03/21/2016	500	501
Swedbank Hypotek AB
2.125% due 08/31/2016	2,200	2,267
Toyota Motor Credit Corp.
0.406% due 03/10/2015	300	300
Wells Fargo Bank N.A.
0.544% due 07/20/2015	600	602

		43,238

INDUSTRIALS 18.7%
Altria Group, Inc.
4.125% due 09/11/2015	685	727
7.750% due 02/06/2014	521	534
America Movil S.A.B. de C.V.
5.500% due 03/01/2014	200	204
Amgen, Inc.
1.875% due 11/15/2014	400	406
2.500% due 11/15/2016	230	239
Anglo American Capital PLC
9.375% due 04/08/2014	400	417
Anheuser-Busch InBev Worldwide, Inc.
5.375% due 11/15/2014	1,221	1,287
BAT International Finance PLC
1.400% due 06/05/2015	500	505
BMW U.S. Capital LLC
0.966% due 07/22/2014	1,000	1,004
Boeing Co.
5.000% due 03/15/2014	100	102
Burlington Northern Santa Fe LLC
7.000% due 02/01/2014	200	204

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Cadbury Schweppes U.S. Finance LLC
5.125% due 10/01/2013	$300	$300
Campbell Soup Co.
0.565% due 08/01/2014	90	90
Canadian National Railway Co.
4.950% due 01/15/2014	200	202
CRH America, Inc.
5.300% due 10/15/2013	270	270
Daimler Finance North America LLC
0.858% due 03/28/2014	500	501
1.049% due 04/10/2014	200	201
1.875% due 09/15/2014	250	253
Dell, Inc.
0.848% due 04/01/2014	25	25
Devon Energy Corp.
5.625% due 01/15/2014	900	913
EOG Resources, Inc.
6.125% due 10/01/2013	1,582	1,582
Genentech, Inc.
4.750% due 07/15/2015	190	204
GlaxoSmithKline Capital, Inc.
0.700% due 03/18/2016	600	600
ICI Wilmington, Inc.
5.625% due 12/01/2013	459	463
Linde Finance BV
3.625% due 11/13/2014	900	931
Mondelez International, Inc.
5.250% due 10/01/2013	700	700
NBCUniversal Media LLC
3.650% due 04/30/2015	900	944
Nissan Motor Acceptance Corp.
0.950% due 09/26/2016	1,300	1,303
Novartis Capital Corp.
4.125% due 02/10/2014	900	912
Pearson Dollar Finance PLC
5.700% due 06/01/2014	150	154
Penske Truck Leasing Co. LP
2.500% due 07/11/2014	1,000	1,011
PepsiCo, Inc.
0.700% due 02/26/2016	600	599
Reed Elsevier Capital, Inc.
7.750% due 01/15/2014	900	917
Rogers Communications, Inc.
5.500% due 03/15/2014	785	802
Statoil ASA
3.875% due 04/15/2014	175	178
Teva Pharmaceutical Finance BV
0.750% due 03/21/2014	1,150	1,152
Thermo Fisher Scientific, Inc.
2.050% due 02/21/2014	1,350	1,357
Union Pacific Corp.
4.875% due 01/15/2015	200	211
5.375% due 05/01/2014	25	26
UnitedHealth Group, Inc.
0.387% due 08/28/2014	200	200
Volkswagen International Finance NV
0.858% due 04/01/2014	400	401
1.000% due 03/21/2014	200	201
1.063% due 02/17/2014	600	602
Wal-Mart Stores, Inc.
1.625% due 04/15/2014	900	907
Walgreen Co.
0.754% due 03/13/2014	1,180	1,182
Yale University
2.900% due 10/15/2014	13	13

		25,936

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	73

Schedule of Investments PIMCO Short Asset Investment Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 6.4%
BG Energy Capital PLC
2.500% due 12/09/2015	$240	$247
BP Capital Markets PLC
5.250% due 11/07/2013	900	904
British Telecommunications PLC
1.377% due 12/20/2013	1,100	1,102
Dominion Resources, Inc.
1.800% due 03/15/2014	1,033	1,039
Duke Energy Carolinas LLC
5.750% due 11/15/2013	100	101
Duke Energy Progress, Inc.
5.250% due 12/15/2015	800	881
Electricite de France S.A.
5.500% due 01/26/2014	961	976
NextEra Energy Capital Holdings, Inc.
1.339% due 09/01/2015	300	301
Pennsylvania Electric Co.
5.125% due 04/01/2014	600	613
Plains All American Pipeline LP
5.625% due 12/15/2013	900	909
Telefonos de Mexico S.A.B. de C.V.
5.500% due 01/27/2015	250	265
Verizon Communications, Inc.
1.782% due 09/15/2016	300	309
Vodafone Group PLC
4.150% due 06/10/2014	750	768
5.000% due 12/16/2013	300	303
5.375% due 01/30/2015	100	106

		8,824

Total Corporate Bonds & Notes (Cost $77,940)		77,998

MUNICIPAL BONDS & NOTES 5.2%

ARIZONA 0.5%
Arizona Department of Transportation State Highway Fund Revenue Notes, Series 2013
0.600% due 07/01/2015	100	100
Arizona School Facilities Board Revenue Notes, Series 2013
0.812% due 07/01/2016	600	595

		695

CALIFORNIA 2.2%
California State General Obligation Notes, Series 2009
5.250% due 04/01/2014	1,100	1,126
Irvine Ranch Water District Joint Powers Agency, California Revenue Notes, Series 2010
2.605% due 03/15/2014	200	202
Mount San Antonio Community College District, California General Obligation Notes, Series 2012
3.750% due 08/01/2014	250	257
Orange County, California Revenue Notes, Series 2013
0.730% due 05/01/2014	1,100	1,102
University of California Revenue Bonds, Series 2011
0.763% due 07/01/2041	150	150
University of California Revenue Notes, Series 2013
0.659% due 05/15/2016	200	198

		3,035

FLORIDA 0.6%
Citizens Property Insurance Corp., Florida Revenue Notes, Series 2010
5.000% due 06/01/2014	100	103

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JEA Water & Sewer System, Florida Revenue Notes, Series 2013
1.286% due 10/01/2016	$600	$600
Orlando-Orange County, Florida Expressway Authority Revenue Notes, Series 2013
3.000% due 07/01/2015	100	104

		807

MARYLAND 0.1%
Northeast Maryland Waste Disposal Authority Revenue Notes, Series 2013
4.000% due 04/01/2016	200	215

MASSACHUSETTS 0.1%
Commonwealth of Massachusetts General Obligation Notes, Series 2012
0.410% due 01/01/2017	100	98

MICHIGAN 0.5%
Muskegon County, Michigan General Obligation Notes, Series 2013
0.500% due 06/01/2014	200	200
Oakland County, Michigan Certificates of Participation Bonds, Series 2007
6.250% due 04/01/2020	40	41
Oakland County, Michigan Certificates of Participation Notes, Series 2007
6.000% due 04/01/2016	500	514

		755

MINNESOTA 0.7%
Tobacco Securitization Authority, Minnesota Revenue Notes, Series 2011
2.643% due 03/01/2014	800	808
3.093% due 03/01/2015	100	103

		911

NEBRASKA 0.1%
Nebraska Public Power District Revenue Notes, (AGC Insured), Series 2008
5.140% due 01/01/2014	100	101

NEW JERSEY 0.2%
Orange Township, New Jersey General Obligation Notes, (AGM Insured), Series 2008
4.000% due 12/01/2014	250	260

SOUTH DAKOTA 0.1%
Educational Enhancement Funding Corp., South Dakota Revenue Notes, Series 2013
1.188% due 06/01/2015	200	196

VIRGINIA 0.1%
Fairfax County, Virginia Redevelopment & Housing Authority Revenue Notes, Series 2013
0.660% due 03/01/2015	150	150

Total Municipal Bonds & Notes (Cost $7,237)		7,223

U.S. GOVERNMENT AGENCIES 5.6%
Fannie Mae
0.500% due 04/29/2016	1,000	995
0.719% due 07/25/2037	544	547

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.729% due 06/25/2027 - 09/25/2041	$164	$165
0.859% due 02/25/2041	153	154
Federal Farm Credit Bank
0.270% due 11/05/2014 (a)	3,600	3,604
Freddie Mac
0.682% due 08/15/2041	79	80
0.762% due 07/15/2037	374	376
0.782% due 11/15/2037	453	458
1.132% due 01/15/2032	890	898
1.182% due 01/15/2039	349	353
Ginnie Mae
0.756% due 04/20/2062	137	136

Total U.S. Government Agencies (Cost $7,763)		7,766

U.S. TREASURY OBLIGATIONS 19.7%
U.S. Treasury Notes
0.250% due 07/31/2015	500	500
0.375% due 06/30/2015 (a)	700	701
0.500% due 06/15/2016 (a)	20,000	19,986
0.625% due 07/15/2016 (a)	500	501
0.875% due 09/15/2016 (a)	5,600	5,642

Total U.S. Treasury Obligations (Cost $27,268)		27,330

MORTGAGE-BACKED SECURITIES 4.8%
Bear Stearns Commercial Mortgage Securities Trust
4.804% due 09/11/2042	174	177
4.825% due 11/11/2041	600	621
5.468% due 06/11/2041	320	326
Credit Suisse First Boston Mortgage Securities Corp.
4.691% due 10/15/2039	260	266
DBRR Trust
0.946% due 09/25/2045	783	783
GS Mortgage Securities Trust
1.144% due 05/10/2045	113	114
2.006% due 03/06/2020	100	100
4.761% due 07/10/2039	1,000	1,046
JPMorgan Chase Commercial Mortgage Securities Trust
2.083% due 11/15/2028	201	203
4.824% due 10/15/2042	262	268
5.878% due 02/12/2049	626	672
LB-UBS Commercial Mortgage Trust
5.150% due 04/15/2030	800	840
Morgan Stanley Capital Trust
4.989% due 08/13/2042	200	211
Wachovia Bank Commercial Mortgage Trust
5.030% due 11/15/2035	72	73
5.439% due 07/15/2041	427	431
5.760% due 02/15/2041	508	515

Total Mortgage-Backed Securities (Cost $6,724)		6,646

ASSET-BACKED SECURITIES 11.3%
Ally Auto Receivables Trust
0.460% due 10/15/2015	1,200	1,199
0.480% due 05/15/2015	857	856
0.740% due 04/15/2016	194	194
Chase Issuance Trust
0.590% due 08/15/2017	500	500
Citibank Omni Master Trust
2.932% due 08/15/2018	1,730	1,767
4.900% due 11/15/2018	2,000	2,094
College Loan Corp. Trust
0.366% due 07/25/2024	202	202

74	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ford Credit Auto Owner Trust
0.380% due 11/15/2015	$165	$165
0.550% due 04/15/2016	1,200	1,201
Gracechurch Card Funding PLC
0.882% due 02/15/2017	2,400	2,411
SLM Student Loan Trust
0.339% due 02/27/2017	102	102
0.466% due 01/25/2016	855	855
0.487% due 05/25/2018	2,000	2,001
0.629% due 09/25/2026	581	580
0.666% due 04/25/2023	1,000	999
Toyota Auto Receivables Owner Trust
0.370% due 09/15/2015	500	500

Total Asset-Backed Securities (Cost $15,672)		15,626

SOVEREIGN ISSUES 5.5%
Development Bank of Japan, Inc.
0.468% due 04/17/2015	1,600	1,600
0.592% due 02/25/2015	600	602
Japan Finance Organization for Municipalities
0.432% due 11/28/2014	1,000	1,000
Kommunalbanken A/S
0.444% due 02/20/2018	200	200
0.628% due 03/27/2017	650	656
1.750% due 10/05/2015	700	716
2.375% due 01/19/2016	100	104
Municipality Finance PLC
2.375% due 05/16/2016	250	260
Province of Ontario
0.398% due 04/01/2015	90	90
4.500% due 02/03/2015	1,700	1,794
Republic of Korea
5.750% due 04/16/2014	100	103
State of North Rhine-Westphalia
0.564% due 04/28/2017	500	501

Total Sovereign Issues (Cost $7,622)		7,626

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 8.2%

CERTIFICATES OF DEPOSIT 0.4%
Sumitomo Mitsui Banking Corp.
0.654% due 03/13/2015	$500	$501

COMMERCIAL PAPER 3.3%
CNPC Finance Ltd.
0.360% due 10/08/2013	1,300	1,300
Entergy Corp.
0.845% due 11/07/2013	600	599
0.870% due 12/04/2013	300	300
0.940% due 11/07/2013	400	400
Ford Motor Credit Co. LLC
1.021% due 04/28/2014	600	598
Hewlett-Packard Co.
0.950% due 10/30/2013	1,300	1,299

		4,496

SHORT-TERM NOTES 4.5%
Federal Home Loan Bank
0.170% due 09/05/2014 (a)	5,000	5,000
Korea Development Bank
0.712% due 11/26/2013	500	500
0.714% due 08/20/2014	700	700

		6,200

Total Short-Term Instruments (Cost $11,194)		11,197

Total Investments in Securities (Cost $161,420)		161,412

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 8.3%

SHORT-TERM INSTRUMENTS 8.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.3%
PIMCO Short-Term Floating NAV Portfolio	31	$0
PIMCO Short-Term Floating NAV Portfolio III	1,150,775	11,503

Total Short-Term Instruments (Cost $11,500)		11,503

Total Investments in Affiliates (Cost $11,500)		11,503

Total Investments 124.9% (Cost $172,920)		$172,915

Financial Derivative Instruments (b) 0.0% (Cost or Premiums, net $0)		2

Other Assets and Liabilities, net (24.9%)		(34,450)

Net Assets 100.0%		$138,467

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Reverse Repurchase Agreements
DEU	0.070%	09/17/2013	10/01/2013	$(5,614)	$(5,614)
GRE	0.100%	09/30/2013	10/01/2013	(20,000)	(20,000)
	0.120%	09/30/2013	10/01/2013	(7,103)	(7,103)
JPS	0.090%	09/11/2013	10/11/2013	(9,600)	(9,600)

Total Reverse Repurchase Agreements					$(42,317)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Sale-Buyback Transactions
BCY	0.120%	09/30/2013	10/01/2013	$(1,203)	$(1,203)

Total Sale-Buyback Transactions					$(1,203)

(1)	The average amount of borrowings while outstanding during the period ended September 30, 2013 was $19,125 at a weighted average interest rate of (0.021%).

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	75

Schedule of Investments PIMCO Short Asset Investment Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged as of September 30, 2013:

(a)	Securities with an aggregate market value of $43,529 have been pledged as collateral under the terms of the following master agreements as of September 30, 2013.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
DEU	$0	$(5,614)	$0	$0	$(5,614)	$5,643	$29
GRE	0	(27,103)	0	0	(27,103)	27,088	(15)
JPS	0	(9,600)	0	0	(9,600)	9,596	(4)

Master Securities Forward Transactions Agreement
BCY	0	0	(1,203)	0	(1,203)	1,202	(1)

Total Borrowings and Other Financing Transactions	$0	$(42,317)	$(1,203)	$0

(2)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2013	175	$(4)	$2	$0

Total Futures Contracts				$(4)	$2	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2013:

Cash of $66 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2013. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$2	$0	$2	$0	$0	$0	$0

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2	$2

76	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(5)	$(5)

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(4)	$(4)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$43,238	$0	$43,238
Industrials	0	25,936	0	25,936
Utilities	0	8,824	0	8,824
Municipal Bonds & Notes
Arizona	0	695	0	695
California	0	3,035	0	3,035
Florida	0	807	0	807
Maryland	0	215	0	215
Massachusetts	0	98	0	98
Michigan	0	755	0	755
Minnesota	0	911	0	911
Nebraska	0	101	0	101
New Jersey	0	260	0	260
South Dakota	0	196	0	196
Virginia	0	150	0	150
U.S. Government Agencies	0	7,766	0	7,766
U.S. Treasury Obligations	0	27,330	0	27,330
Mortgage-Backed Securities	0	5,863	783	6,646
Asset-Backed Securities	0	15,626	0	15,626

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Sovereign Issues	$0	$7,626	$0	$7,626
Short-Term Instruments
Certificates of Deposit	0	501	0	501
Commercial Paper	0	4,496	0	4,496
Short-Term Notes	0	5,700	500	6,200
	$0	$160,129	$1,283	$161,412

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$11,503	$0	$0	$11,503

Total Investments	$11,503	$160,129	$1,283	$172,915

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$2	$0	$0	$2

Totals	$11,505	$160,129	$1,283	$172,917

There were no transfers between Level 1 and 2 during the period ended September 30, 2013.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2013:

Category and Subcategory	Beginning Balance at 03/31/2013	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2013 (1)
Investments in Securities, at Value
Mortgage-Backed Securities	$0	$858	$(75)	$0	$0	$0	$0	$0	$783	$0
Short-Term Instruments
Certificates of Deposit	500	0	0	0	0	1	0	(501)	0	0
Short-Term Notes	0	500	0	0	0	0	0	0	500	0

Totals	$500	$1,358	$(75)	$0	$0	$1	$0	$(501)	$1,283	$0

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Mortgage-Backed Securities	$783	Third Party Vendor	Broker Quote	99.95
Short-Term Instruments Short-Term Notes	500	Benchmark Pricing	Base Price	100.07

Total	$1,283

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	77

Schedule of Investments PIMCO Short-Term Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 111.5%

BANK LOAN OBLIGATIONS 0.6%
Dell, Inc.
3.750% due 09/24/2018		$42,109	$41,912
H.J. Heinz Co.
3.500% due 06/05/2020		19,950	20,051
HCA, Inc.
2.679% due 05/02/2016		17,055	17,071
Las Vegas Sands LLC
1.680% due 05/23/2014		13,395	13,403
Springleaf Financial Funding Co.
5.500% due 05/10/2017		293	294

Total Bank Loan Obligations (Cost $92,457)			92,731

CORPORATE BONDS & NOTES 52.1%

BANKING & FINANCE 34.5%
Abbey National Treasury Services PLC
1.844% due 04/25/2014		25,200	25,398
Achmea Hypotheekbank NV
3.200% due 11/03/2014		732	754
Ally Financial, Inc.
2.460% due 12/01/2014		2,800	2,798
3.125% due 01/15/2016		10,300	10,341
3.465% due 02/11/2014		15,900	16,040
3.500% due 07/18/2016		3,600	3,645
4.500% due 02/11/2014		27,626	27,947
4.625% due 06/26/2015		19,775	20,468
5.500% due 02/15/2017		5,725	6,032
6.750% due 12/01/2014		23,102	24,349
7.500% due 12/31/2013		9,225	9,375
8.300% due 02/12/2015		22,870	24,700
American Express Centurion Bank
0.715% due 11/13/2015		40,900	41,053
American Express Co.
7.250% due 05/20/2014		3,100	3,232
American Express Credit Corp.
1.356% due 06/12/2015		28,000	28,415
2.800% due 09/19/2016		5,150	5,394
5.125% due 08/25/2014		10,000	10,413
5.375% due 10/01/2014	GBP	28,800	48,572
American Honda Finance Corp.
0.637% due 05/26/2016		$12,700	12,737
1.000% due 08/11/2015		30,950	31,106
1.450% due 02/27/2015		3,838	3,877
1.850% due 09/19/2014		2,253	2,284
2.125% due 02/28/2017		2,000	2,027
2.600% due 09/20/2016		3,425	3,565
3.500% due 03/16/2015		3,254	3,383
American International Group, Inc.
3.000% due 03/20/2015		275	283
3.750% due 11/30/2013		1,580	1,588
3.800% due 03/22/2017		290	309
4.250% due 09/15/2014		60,952	62,979
4.900% due 06/02/2014	CAD	5,000	4,944
5.050% due 10/01/2015		$6,900	7,433
Bank Nederlandse Gemeenten
1.125% due 09/12/2016		50,000	50,232
1.375% due 03/23/2015		2,000	2,029
1.375% due 03/19/2018		10,000	9,853
2.500% due 01/11/2016		40,816	42,463
2.750% due 07/01/2015		2,350	2,442
Bank of America Corp.
7.375% due 05/15/2014		194,844	202,836
Bank of Montreal
2.625% due 01/25/2016		10,000	10,443

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.850% due 06/09/2015		$81,767	$85,029
Bank of Nova Scotia
1.050% due 03/20/2015		116,000	117,151
1.650% due 10/29/2015		31,850	32,535
2.150% due 08/03/2016		2,400	2,484
Banque PSA Finance S.A.
2.174% due 04/04/2014		69,520	69,259
3.375% due 04/04/2014		2,256	2,270
Bear Stearns Cos. LLC
0.984% due 10/28/2014		2,950	2,963
5.700% due 11/15/2014		43,360	45,784
BPCE S.A.
2.375% due 10/04/2013		17,640	17,645
Caixa Economica Federal
2.375% due 11/06/2017		2,000	1,875
Canadian Imperial Bank of Commerce
2.600% due 07/02/2015		86,800	90,004
2.750% due 01/27/2016		6,000	6,283
CDP Financial, Inc.
3.000% due 11/25/2014		2,000	2,057
CIT Group, Inc.
4.750% due 02/15/2015		17,390	18,042
5.000% due 05/15/2017		1,600	1,690
5.250% due 04/01/2014		37,050	37,745
Citigroup, Inc.
0.352% due 09/20/2014		5,700	5,681
0.546% due 11/05/2014		3,475	3,471
1.178% due 04/01/2014		1,499	1,504
1.226% due 07/25/2016		43,150	43,563
1.250% due 01/15/2016		13,100	13,100
3.953% due 06/15/2016		5,000	5,327
5.000% due 09/15/2014		89,840	93,252
5.500% due 10/15/2014		3,838	4,023
6.375% due 08/12/2014		34,746	36,434
CME Group, Inc.
5.750% due 02/15/2014		900	917
Corp. Andina de Fomento
3.110% due 05/29/2014		5,650	5,716
Credit Mutuel - CIC Home Loan SFH
1.500% due 11/16/2017		16,000	15,812
2.750% due 02/11/2014	EUR	25,900	35,353
Depfa ACS Bank
0.172% due 03/20/2014		10,500	14,137
3.905% due 04/15/2014		$42,300	42,730
Dexia Credit Local S.A.
0.744% due 04/29/2014		40,800	40,840
0.918% due 04/01/2014	GBP	1,000	1,620
2.750% due 04/29/2014		$45,850	46,449
DNB Boligkreditt A/S
1.450% due 03/21/2019		30,000	29,567
2.100% due 10/14/2016		60,380	62,065
2.900% due 03/29/2017		16,700	17,494
Eksportfinans ASA
0.471% due 10/07/2013		32,450	32,443
0.890% due 06/16/2015	JPY	400,000	3,890
1.570% due 02/14/2018		500,000	4,628
1.600% due 03/20/2014		89,000	897
2.000% due 09/15/2015		$8,260	8,095
2.375% due 05/25/2016		5,300	5,154
3.000% due 11/17/2014		6,900	6,917
5.500% due 05/25/2016		2,450	2,569
5.500% due 06/26/2017		7,900	8,246
EnCana Holdings Finance Corp.
5.800% due 05/01/2014		14,135	14,547
Erste Abwicklungsanstalt
0.564% due 01/29/2016		5,400	5,420
1.004% due 03/13/2015		204,800	206,790

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Export-Import Bank of Korea
1.104% due 09/17/2016		$5,600	$5,603
1.250% due 11/20/2015		18,870	18,933
2.050% due 03/21/2015		18,000	18,029
8.125% due 01/21/2014		8,590	8,785
Ford Motor Credit Co. LLC
1.362% due 08/28/2014		29,075	29,226
3.875% due 01/15/2015		25,000	25,866
5.625% due 09/15/2015		18,000	19,492
7.000% due 04/15/2015		5,000	5,438
8.000% due 06/01/2014		50,593	52,933
8.700% due 10/01/2014		18,619	20,038
General Electric Capital Australia Funding Pty. Ltd.
7.500% due 09/01/2014	AUD	13,400	12,958
General Electric Capital Corp.
1.015% due 08/11/2015		$7,950	7,991
2.150% due 01/09/2015		23,413	23,907
2.250% due 11/09/2015		24,089	24,746
3.750% due 11/14/2014		2,880	2,988
General Motors Financial Co., Inc.
2.750% due 05/15/2016		1,800	1,799
GMAC International Finance BV
7.500% due 04/21/2015	EUR	2,100	3,052
Goldman Sachs Group, Inc.
0.666% due 07/22/2015		$2,300	2,289
0.769% due 01/12/2015		17,000	16,985
0.848% due 09/29/2014		29,772	29,855
1.263% due 11/21/2014		26,594	26,754
2.760% due 12/05/2014		10,000	10,226
5.000% due 10/01/2014		5,340	5,565
5.125% due 01/15/2015		12,020	12,648
5.500% due 11/15/2014		21,057	22,144
6.000% due 05/01/2014		700	722
Harley-Davidson Financial Services, Inc.
1.150% due 09/15/2015		6,701	6,709
2.700% due 03/15/2017		30	31
HSBC Bank USA N.A.
4.625% due 04/01/2014		5,000	5,098
HSBC Finance Corp.
0.518% due 01/15/2014		41,039	41,042
0.690% due 06/01/2016		10,702	10,670
5.000% due 06/30/2015		705	751
5.250% due 01/15/2014		200	203
HSBC USA, Inc.
2.375% due 02/13/2015		17,200	17,593
HSH Nordbank AG
0.415% due 12/31/2015		59,650	59,196
ING Bank NV
1.658% due 06/09/2014		1,385	1,397
1.891% due 09/25/2015		200	204
2.000% due 10/18/2013		3,000	3,002
International Lease Finance Corp.
4.875% due 04/01/2015		4,120	4,277
5.650% due 06/01/2014		22,030	22,608
6.500% due 09/01/2014		16,885	17,603
6.625% due 11/15/2013		43,146	43,389
8.625% due 09/15/2015		9,025	9,995
Intesa Sanpaolo SpA
2.662% due 02/24/2014		20,450	20,565
John Deere Capital Corp.
0.750% due 01/22/2016		5,000	5,000
JPMorgan Chase & Co.
0.617% due 10/12/2015	EUR	15,400	20,585
0.715% due 04/23/2015		$10,275	10,290
0.882% due 02/26/2016		52,700	52,822
0.928% due 10/15/2015		30,946	31,062
2.600% due 01/15/2016		1,562	1,615

78	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.400% due 06/24/2015		$9,712	$10,124
3.700% due 01/20/2015		6,400	6,631
4.750% due 03/01/2015		35,100	36,993
5.125% due 09/15/2014		12,686	13,211
JPMorgan Chase Bank N.A.
0.584% due 06/13/2016		13,250	13,108
Korea Development Bank
0.964% due 08/20/2015		28,800	28,800
4.375% due 08/10/2015		2,500	2,651
8.000% due 01/23/2014		59,287	60,630
LeasePlan Corp. NV
3.000% due 10/23/2017		16,000	16,116
Merrill Lynch & Co., Inc.
5.000% due 02/03/2014		2,500	2,536
5.450% due 07/15/2014		2,122	2,200
MetLife Institutional Funding
0.641% due 01/06/2015		2,200	2,208
Monumental Global Funding
5.250% due 01/15/2014		12,630	12,802
Morgan Stanley
0.570% due 01/09/2014		55,758	55,747
1.865% due 01/24/2014		37,548	37,690
2.875% due 07/28/2014		6,600	6,711
4.100% due 01/26/2015		13,387	13,874
4.200% due 11/20/2014		24,977	25,848
6.000% due 05/13/2014		73,424	75,671
6.000% due 04/28/2015		12,571	13,493
National Rural Utilities Cooperative Finance Corp.
1.000% due 02/02/2015		6,900	6,950
Nederlandse Waterschapsbank NV
0.542% due 05/23/2015		11,708	11,713
2.000% due 09/09/2015		9,150	9,402
New York Life Global Funding
0.342% due 12/20/2013	EUR	22,800	30,899
Norddeutsche Landesbank Girozentrale
0.875% due 10/16/2015		$104,200	104,492
Nordea Bank AB
1.750% due 10/04/2013		9,600	9,600
3.700% due 11/13/2014		500	517
Nordea Eiendomskreditt A/S
0.691% due 04/07/2015		82,300	82,462
2.125% due 09/22/2017		19,200	19,791
Nordea Kredit Realkreditaktieselskab
2.000% due 10/01/2014	DKK	800,000	147,518
NRW Bank
0.466% due 07/08/2016		$53,000	53,031
0.516% due 01/31/2017		2,800	2,805
Nykredit Realkredit A/S
2.000% due 01/01/2014	DKK	137,300	25,029
2.000% due 10/01/2014		168,000	30,972
Petrobras Global Finance BV
1.884% due 05/20/2016		$24,800	24,738
Piper Jaffray Cos.
4.248% due 05/31/2014		24,550	24,613
Principal Life Global Funding
0.895% due 07/09/2014		3,500	3,517
Prudential Covered Trust
2.997% due 09/30/2015		25,883	26,709
Rabobank Group
4.200% due 05/13/2014		12,075	12,342
RCI Banque S.A.
2.139% due 04/11/2014		23,990	24,058
3.400% due 04/11/2014		3,600	3,637
Royal Bank of Canada
0.625% due 12/05/2016		17,300	17,270
1.200% due 09/19/2018		53,000	52,432

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Royal Bank of Scotland Group PLC
2.550% due 09/18/2015		$3,900	$3,986
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
7.125% due 01/14/2014		5,870	5,977
Sberbank of Russia Via SB Capital S.A.
5.499% due 07/07/2015		1,900	2,022
SLM Corp.
0.566% due 01/27/2014		9,464	9,418
3.875% due 09/10/2015		4,825	4,946
5.000% due 10/01/2013		63,197	63,197
5.000% due 04/15/2015		3,900	4,066
5.375% due 05/15/2014		9,000	9,203
6.250% due 01/25/2016		28,966	30,957
Springleaf Finance Corp.
5.400% due 12/01/2015		1,900	1,976
Stadshypotek AB
1.875% due 10/02/2019		21,500	20,821
Standard Chartered PLC
1.215% due 05/12/2014		11,450	11,508
3.200% due 05/12/2016		18,113	18,987
3.850% due 04/27/2015		12,850	13,356
5.500% due 11/18/2014		43,871	46,210
Sun Life Financial Global Funding LP
0.521% due 10/06/2013		141,085	141,086
Suncorp-Metway Ltd.
4.000% due 01/16/2014	GBP	4,300	7,029
Svensk Exportkredit AB
0.414% due 04/29/2016		$75,250	75,298
0.436% due 06/12/2017		26,850	26,895
0.565% due 01/23/2017		54,850	55,004
0.625% due 05/31/2016		3,250	3,240
0.641% due 11/09/2017		75,863	76,468
0.908% due 03/09/2015		58,700	59,217
1.125% due 04/05/2018		28,900	28,347
Swedbank Hypotek AB
2.125% due 08/31/2016		45,550	46,947
2.950% due 03/28/2016		46,500	48,799
Toronto-Dominion Bank
1.500% due 03/13/2017		24,600	24,863
1.625% due 09/14/2016		6,000	6,123
Toyota Motor Credit Corp.
0.553% due 05/17/2016		35,000	35,115
Trafford Centre Finance Ltd.
0.709% due 07/28/2015	GBP	109	175
Union Bank N.A.
1.000% due 09/26/2016		$8,800	8,861
WEA Finance LLC
5.750% due 09/02/2015		15,115	16,450
Wells Fargo & Co.
1.500% due 07/01/2015		30,521	30,919
Weyerhaeuser Co.
6.950% due 08/01/2017		4,900	5,709
WM Covered Bond Program
4.375% due 09/16/2014	EUR	24,260	33,644

			5,050,245

INDUSTRIALS 14.4%
AbbVie, Inc.
1.200% due 11/06/2015		$101,000	101,426
1.750% due 11/06/2017		880	874
Altria Group, Inc.
4.125% due 09/11/2015		5,650	5,997
7.750% due 02/06/2014		23,859	24,442
8.500% due 11/10/2013		35,222	35,510
America Movil S.A.B. de C.V.
1.256% due 09/12/2016		28,500	28,521

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Amgen, Inc.
1.875% due 11/15/2014		$74,801	$75,864
2.125% due 05/15/2017		500	508
2.300% due 06/15/2016		2,300	2,372
2.500% due 11/15/2016		6,750	7,013
4.850% due 11/18/2014		28,470	29,856
Anadarko Petroleum Corp.
5.750% due 06/15/2014		14,363	14,847
5.950% due 09/15/2016		5,684	6,388
7.625% due 03/15/2014		11,953	12,316
Anglo American Capital PLC
9.375% due 04/08/2014		72,829	75,882
Anheuser-Busch InBev Finance, Inc.
0.800% due 01/15/2016		5,600	5,600
Anheuser-Busch InBev Worldwide, Inc.
0.800% due 07/15/2015		200	201
3.625% due 04/15/2015		6,050	6,327
4.125% due 01/15/2015		10,343	10,824
5.375% due 11/15/2014		20,746	21,874
AP Moeller - Maersk A/S
4.875% due 10/30/2014	EUR	5,200	7,339
Aviation Capital Group Corp.
3.875% due 09/27/2016		$6,750	6,843
Barrick Gold Corp.
1.750% due 05/30/2014		11,695	11,739
BAT International Finance PLC
1.400% due 06/05/2015		18,710	18,888
Boston Scientific Corp.
6.250% due 11/15/2015		29,700	32,729
Burlington Northern Santa Fe LLC
7.000% due 02/01/2014		4,690	4,786
Chevron Corp.
1.718% due 06/24/2018		3,000	2,994
CNOOC Finance Ltd.
1.125% due 05/09/2016		10,600	10,496
CNPC General Capital Ltd.
1.450% due 04/16/2016		1,600	1,596
Comcast Corp.
5.900% due 03/15/2016		5,160	5,772
6.500% due 01/15/2015		1,725	1,855
Corp. Nacional del Cobre de Chile
5.500% due 10/15/2013		1,410	1,412
Covidien International Finance S.A.
1.350% due 05/29/2015		31,625	31,949
2.800% due 06/15/2015		2,025	2,092
COX Communications, Inc.
5.450% due 12/15/2014		848	896
CRH America, Inc.
5.300% due 10/15/2013		19,152	19,181
Crown Castle Towers LLC
4.523% due 01/15/2035		11,300	11,727
CSN Islands Corp.
9.750% due 12/16/2013		28,500	28,984
Daimler Finance North America LLC
0.858% due 03/28/2014		13,000	13,036
0.870% due 01/09/2015		1,743	1,750
0.945% due 08/01/2016		5,100	5,115
1.049% due 04/10/2014		850	853
1.300% due 07/31/2015		6,655	6,688
1.650% due 04/10/2015		6,972	7,040
1.875% due 09/15/2014		42,250	42,712
2.300% due 01/09/2015		6,799	6,909
6.500% due 11/15/2013		3,570	3,594
Dell, Inc.
0.848% due 04/01/2014		605	602
2.100% due 04/01/2014		1,685	1,690

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	79

Schedule of Investments PIMCO Short-Term Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Devon Energy Corp.
1.875% due 05/15/2017	$1,500	$1,505
5.625% due 01/15/2014	6,153	6,245
DISH DBS Corp.
6.625% due 10/01/2014	17,500	18,419
7.000% due 10/01/2013	20,930	20,930
7.125% due 02/01/2016	10,489	11,551
7.750% due 05/31/2015	4,700	5,146
Dow Chemical Co.
2.500% due 02/15/2016	1,314	1,358
Eaton Corp.
0.584% due 06/16/2014	21,667	21,683
Ecolab, Inc.
1.000% due 08/09/2015	5,000	5,005
2.375% due 12/08/2014	3,000	3,058
Enbridge, Inc.
0.898% due 10/01/2016 (b)	1,500	1,502
Encana Corp.
4.750% due 10/15/2013	9,167	9,178
Energy Transfer Partners LP
8.500% due 04/15/2014	732	760
Ensco PLC
3.250% due 03/15/2016	7,125	7,443
Enterprise Products Operating LLC
1.250% due 08/13/2015	2,350	2,364
9.750% due 01/31/2014	15,485	15,936
EOG Resources, Inc.
6.125% due 10/01/2013	842	842
ERAC USA Finance LLC
2.250% due 01/10/2014	6,000	6,026
Express Scripts Holding Co.
2.100% due 02/12/2015	900	915
2.750% due 11/21/2014	11,590	11,845
FBG Finance Ltd.
5.125% due 06/15/2015	28,346	30,339
Foster’s Finance Corp.
4.875% due 10/01/2014	3,409	3,547
Freeport-McMoRan Copper & Gold, Inc.
1.400% due 02/13/2015	4,314	4,327
General Mills, Inc.
0.564% due 01/29/2016	12,100	12,116
Gilead Sciences, Inc.
3.050% due 12/01/2016	4,846	5,122
Glencore Funding LLC
6.000% due 04/15/2014	4,113	4,213
Harley-Davidson Funding Corp.
5.750% due 12/15/2014	3,132	3,303
HCA, Inc.
5.750% due 03/15/2014	3,635	3,712
6.375% due 01/15/2015	25,500	26,966
6.500% due 02/15/2016	500	543
7.190% due 11/15/2015	3,713	4,075
7.250% due 09/15/2020	245	267
7.875% due 02/15/2020	11,543	12,474
8.500% due 04/15/2019	31,728	34,187
Heathrow Funding Ltd.
2.500% due 06/25/2017	4,500	4,572
Hewlett-Packard Co.
4.750% due 06/02/2014	550	565
6.125% due 03/01/2014	30,191	30,850
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015	8,550	9,119
6.250% due 01/24/2014	15,300	15,562
ICI Wilmington, Inc.
5.625% due 12/01/2013	1,500	1,512
Imperial Tobacco Finance PLC
2.050% due 02/11/2018	15,732	15,359

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Kellogg Co.
0.495% due 02/13/2015	$5,400	$5,409
Kinder Morgan Energy Partners LP
5.000% due 12/15/2013	300	303
6.000% due 02/01/2017	12,100	13,726
Maytag Corp.
5.000% due 05/15/2015	1,400	1,475
MGM Resorts International
5.875% due 02/27/2014	31,600	32,350
6.625% due 07/15/2015	33,650	36,426
7.500% due 06/01/2016	9,920	11,135
Mondelez International, Inc.
5.250% due 10/01/2013	13,259	13,259
6.750% due 02/19/2014	9,345	9,562
Mylan, Inc.
6.000% due 11/15/2018	6,100	6,577
7.875% due 07/15/2020	17,626	20,122
NBCUniversal Enterprise, Inc.
0.805% due 04/15/2016	25,600	25,745
0.953% due 04/15/2018	14,302	14,386
NBCUniversal Media LLC
2.100% due 04/01/2014	26,704	26,923
3.650% due 04/30/2015	8,734	9,157
Newell Rubbermaid, Inc.
2.000% due 06/15/2015	800	811
Nissan Motor Acceptance Corp.
0.950% due 09/26/2016	90,380	90,594
1.950% due 09/12/2017	18,500	18,416
4.500% due 01/30/2015	12,389	12,959
Norfolk Southern Corp.
5.257% due 09/17/2014	4,000	4,173
Novartis Capital Corp.
4.125% due 02/10/2014	18,724	18,971
NXP BV
3.500% due 09/15/2016	10,000	10,125
Pearson Funding PLC
4.000% due 05/17/2016	2,550	2,710
Penske Truck Leasing Co. LP
2.500% due 07/11/2014	16,165	16,349
2.500% due 03/15/2016	21,700	22,120
3.125% due 05/11/2015	6,656	6,854
PepsiCo, Inc.
0.472% due 02/26/2016	3,600	3,604
Petrobras International Finance Co.
3.875% due 01/27/2016	34,500	35,775
Phillips 66
1.950% due 03/05/2015	19,760	20,068
Potash Corp. of Saskatchewan, Inc.
5.250% due 05/15/2014	3,700	3,802
Reed Elsevier Capital, Inc.
7.750% due 01/15/2014	14,300	14,576
Reynolds American, Inc.
1.050% due 10/30/2015	10,822	10,834
7.300% due 07/15/2015	6,124	6,828
7.625% due 06/01/2016	8,926	10,467
Rockies Express Pipeline LLC
3.900% due 04/15/2015	16,325	16,325
Rogers Communications, Inc.
5.500% due 03/15/2014	14,580	14,907
6.750% due 03/15/2015	8,436	9,152
SABMiller Holdings, Inc.
0.955% due 08/01/2018	3,709	3,736
1.850% due 01/15/2015	41,000	41,524
2.450% due 01/15/2017	3,197	3,288
SABMiller PLC
5.700% due 01/15/2014	9,425	9,561
6.500% due 07/01/2016	8,100	9,222

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sanofi
2.625% due 03/29/2016	$22,140	$23,122
Schlumberger Investment S.A.
1.950% due 09/14/2016	4,777	4,884
Sutter Health
1.090% due 08/15/2053	7,700	7,658
Takeda Pharmaceutical Co. Ltd.
1.031% due 03/17/2015	42,900	43,081
Tesco PLC
2.000% due 12/05/2014	6,325	6,410
Teva Pharmaceutical Finance BV
3.000% due 06/15/2015	3,335	3,453
Thermo Fisher Scientific, Inc.
2.050% due 02/21/2014	21,574	21,683
2.250% due 08/15/2016	10,016	10,209
3.200% due 05/01/2015	226	234
3.200% due 03/01/2016	4,600	4,795
3.250% due 11/20/2014	6,745	6,919
5.000% due 06/01/2015	1,000	1,065
Total Capital Canada Ltd.
0.648% due 01/15/2016	10,700	10,757
Tyco Electronics Group S.A.
1.600% due 02/03/2015	4,200	4,233
5.950% due 01/15/2014	7,069	7,180
Union Pacific Corp.
5.125% due 02/15/2014	2,860	2,909
UnitedHealth Group, Inc.
0.850% due 10/15/2015	992	995
USG Corp.
6.300% due 11/15/2016	24,257	25,773
Vivendi S.A.
2.400% due 04/10/2015	7,800	7,967
Volkswagen International Finance NV
0.858% due 04/01/2014	1,400	1,403
0.864% due 11/20/2014	40,475	40,675
1.625% due 03/22/2015	23,382	23,692
Volvo Treasury AB
5.950% due 04/01/2015	2,280	2,434
Walgreen Co.
0.754% due 03/13/2014	30,025	30,072
WellPoint, Inc.
1.250% due 09/10/2015	5,608	5,649
Wesfarmers Ltd.
2.983% due 05/18/2016	3,700	3,859
WM Wrigley Jr. Co.
3.700% due 06/30/2014	4,196	4,280
Woodside Finance Ltd.
5.000% due 11/15/2013	6,960	6,992
8.125% due 03/01/2014	5,381	5,530
Woolworths Ltd.
2.550% due 09/22/2015	4,925	5,074
WPP Finance UK
8.000% due 09/15/2014	6,414	6,839
Xstrata Finance Canada Ltd.
2.850% due 11/10/2014	7,100	7,209

		2,113,691

UTILITIES 3.2%
AK Transneft OJSC Via TransCapitalInvest Ltd.
5.670% due 03/05/2014	11,250	11,503
BG Energy Capital PLC
2.875% due 10/15/2016	4,000	4,192
BP Capital Markets PLC
0.700% due 11/06/2015	22,700	22,664
3.125% due 10/01/2015	85,075	89,023
3.875% due 03/10/2015	23,663	24,781

80	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
British Telecommunications PLC
1.377% due 12/20/2013		$5,300	$5,312
2.000% due 06/22/2015		4,000	4,075
Consolidated Natural Gas Co.
5.000% due 03/01/2014		1,200	1,222
Consumers Energy Co.
5.500% due 08/15/2016		10,540	11,838
Dayton Power & Light Co.
5.125% due 10/01/2013		900	900
Duke Energy Carolinas LLC
1.750% due 12/15/2016		660	675
Duke Energy Corp.
2.150% due 11/15/2016		3,200	3,295
6.300% due 02/01/2014		3,684	3,753
Enel Finance International NV
3.875% due 10/07/2014		9,250	9,476
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015		3,000	3,186
8.125% due 07/31/2014		11,900	12,612
Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014		14,450	15,064
10.500% due 03/25/2014		15,890	16,665
Korea Electric Power Corp.
3.000% due 10/05/2015		4,000	4,134
Korea Hydro & Nuclear Power Co. Ltd.
6.250% due 06/17/2014		4,157	4,316
KT Corp.
5.875% due 06/24/2014		700	725
Metropolitan Edison Co.
4.875% due 04/01/2014		1,649	1,680
NextEra Energy Capital Holdings, Inc.
1.339% due 09/01/2015		7,450	7,480
2.550% due 11/15/2013		505	506
Plains All American Pipeline LP
3.950% due 09/15/2015		18,964	20,085
5.250% due 06/15/2015		4,150	4,434
5.625% due 12/15/2013		16,045	16,206
5.875% due 08/15/2016		1,000	1,111
Public Service Co. of Colorado
5.500% due 04/01/2014		80	82
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.500% due 09/30/2014		15,835	16,547
Rosneft Finance S.A.
6.250% due 02/02/2015		3,700	3,931
Telecom Italia Capital S.A.
5.250% due 11/15/2013		22,636	22,739
6.175% due 06/18/2014		718	740
Telefonos de Mexico S.A.B. de C.V.
5.500% due 01/27/2015		1,400	1,482
Tokyo Electric Power Co., Inc.
4.500% due 03/24/2014	EUR	10,200	13,860
Verizon Communications, Inc.
0.858% due 03/28/2014		$13,370	13,398
1.250% due 11/03/2014		10,715	10,781
1.782% due 09/15/2016		42,900	44,205
1.950% due 03/28/2014		14,891	14,985
Vodafone Group PLC
5.375% due 01/30/2015		22,100	23,431

			467,094

Total Corporate Bonds & Notes (Cost $7,599,968)			7,631,030

MUNICIPAL BONDS & NOTES 1.5%

ARKANSAS 0.1%
Arkansas Student Loan Authority Revenue Bonds, Series 2010
1.162% due 11/25/2043		6,545	6,546

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CALIFORNIA 0.7%
California State General Obligation Notes, Series 2009
5.450% due 04/01/2015	$10,090	$10,807
California State General Obligation Notes, Series 2010
3.950% due 11/01/2015	6,000	6,385
California State General Obligation Notes, Series 2013
1.050% due 02/01/2016	30,000	30,062
Irvine Ranch Water District Joint Powers Agency, California Revenue Notes, Series 2012
2.388% due 03/15/2014	8,210	8,226
University of California Revenue Bonds, Series 2011
0.763% due 07/01/2041	38,400	38,452

		93,932

GEORGIA 0.0%
Floyd County, Georgia Development Authority Revenue Notes, Series 2012
0.850% due 07/01/2022	2,000	1,999

MASSACHUSETTS 0.1%
Commonwealth of Massachusetts General Obligation Notes, Series 2012
0.410% due 01/01/2017	10,300	10,144

MICHIGAN 0.1%
Oakland County, Michigan Certificates of Participation Bonds, Series 2007
6.250% due 04/01/2019	16,340	16,812
6.250% due 04/01/2020	2,965	3,051

		19,863

MINNESOTA 0.0%
Northstar Education Finance, Inc., Minnesota Revenue Bonds, Series 2004
0.454% due 04/29/2019	5,956	5,921

NEW JERSEY 0.1%
New Jersey Economic Development Authority Revenue Notes, Series 2012
0.650% due 02/01/2015	4,000	4,001
New Jersey State Turnpike Authority Revenue Bonds, (AMBAC Insured), Series 2003
4.252% due 01/01/2016	11,520	11,943

		15,944

NEW YORK 0.4%
New York City, New York General Obligation Bonds, Series 2003
5.000% due 10/15/2014	5,400	5,652
New York City, New York General Obligation Notes, Series 2007
5.000% due 10/01/2014	14,335	14,959
5.125% due 10/01/2015	26,745	29,118
New York City, New York General Obligation Notes, Series 2011
2.560% due 08/01/2017	5,055	5,250
New York State Dormitory Authority Revenue Notes, Series 2012
4.000% due 10/01/2014	1,200	1,242

		56,221

NORTH CAROLINA 0.0%
North Carolina Medical Care Commission Revenue Bonds, Series 2012
0.810% due 12/01/2033	4,250	4,204

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOUTH DAKOTA 0.0%
Educational Enhancement Funding Corp., South Dakota Revenue Notes, Series 2013
1.551% due 06/01/2016	$1,035	$1,005

Total Municipal Bonds & Notes (Cost $215,584)		215,779

U.S. GOVERNMENT AGENCIES 8.6%
Fannie Mae
0.239% due 07/25/2037	1,162	1,084
0.252% due 12/25/2036	245	240
0.299% due 03/25/2034	81	79
0.309% due 03/25/2036	154	141
0.329% due 08/25/2034	486	479
0.379% due 10/27/2037	1,000	1,001
0.479% due 12/25/2028 - 03/25/2036	2,732	2,738
0.499% due 06/25/2036	301	300
0.500% due 03/28/2016 - 04/29/2016 (f)	187,600	186,844
0.519% due 11/25/2036	297	297
0.529% due 04/25/2036 - 03/25/2044	1,653	1,623
0.549% due 03/25/2036	223	224
0.579% due 02/25/2018 - 09/25/2032	517	518
0.580% due 03/17/2032	1,086	1,088
0.595% due 08/25/2015	17,514	17,464
0.609% due 07/25/2036	141	142
0.629% due 08/25/2021 - 06/25/2042	9,728	9,735
0.630% due 09/17/2027	6	6
0.679% due 02/25/2022 - 04/25/2042	3,899	3,908
0.719% due 07/25/2037	192	193
0.729% due 09/25/2041	17,913	17,938
0.750% due 01/30/2015	100	100
0.750% due 03/04/2016 (f)	150,000	150,640
0.779% due 10/25/2017 - 08/25/2022	93	93
0.809% due 04/25/2031	245	245
0.829% due 12/25/2022	8	8
0.859% due 12/25/2037 - 02/25/2041	7,056	7,087
0.879% due 09/25/2022	4	4
0.887% due 01/01/2021	12,816	12,848
1.000% due 09/20/2017 (f)(h)	34,125	33,911
1.029% due 02/25/2023 - 07/25/2038	55	55
1.079% due 04/25/2032 - 11/25/2049	70	70
1.179% due 11/25/2049	71	72
1.250% due 01/30/2017 (f)	26,500	26,575
1.329% due 09/25/2023	51	52
1.359% due 06/01/2043 - 10/01/2044	6,007	6,189
1.399% due 10/25/2038	165	168
1.700% due 10/04/2019 (f)	34,260	33,299
1.750% due 01/30/2019 (f)	1,000	990
1.960% due 05/01/2035	69	70
2.000% due 09/27/2019 - 08/28/2020 (f)	25,915	25,247
2.090% due 10/01/2015 - 06/01/2033	14,368	14,399
2.123% due 09/01/2035	34	35
2.147% due 12/01/2035	51	54
2.200% due 02/01/2018	8	8

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	81

Schedule of Investments PIMCO Short-Term Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.204% due 05/01/2021 - 04/01/2029	$124	$125
2.220% due 08/01/2026	11	11
2.250% due 07/01/2031	5	5
2.252% due 09/01/2034	747	781
2.293% due 07/01/2034	15	16
2.301% due 07/01/2029	127	136
2.303% due 09/01/2034	63	67
2.309% due 09/01/2034	88	94
2.310% due 08/01/2034	19	20
2.314% due 01/01/2036	190	201
2.319% due 05/01/2034	62	66
2.342% due 06/01/2035	53	56
2.351% due 06/01/2034	8	8
2.352% due 08/01/2024	1	1
2.360% due 04/01/2029	5	5
2.381% due 12/01/2040	162	172
2.384% due 11/01/2027	6	6
2.390% due 09/01/2034	67	71
2.391% due 08/01/2029	804	857
2.396% due 05/01/2035	161	170
2.412% due 04/01/2033	9	9
2.445% due 02/01/2035	17	17
2.446% due 11/01/2035	160	169
2.452% due 02/01/2033	14	15
2.465% due 11/01/2024	8	9
2.467% due 10/01/2035	96	102
2.492% due 11/01/2034	294	313
2.563% due 01/01/2032	210	223
2.585% due 01/01/2036	95	101
2.597% due 02/01/2034	98	104
2.627% due 12/01/2036	41	43
2.628% due 03/01/2036	63	67
2.670% due 12/01/2036	38	41
2.709% due 09/01/2035	136	145
2.868% due 06/01/2035	348	371
2.938% due 09/01/2035	119	126
3.134% due 05/01/2036	5,030	5,211
3.305% due 06/25/2019	1,013	1,061
3.851% due 05/01/2036	92	97
4.081% due 11/01/2025	5	5
4.118% due 02/25/2018 (a)	26,906	3,790
4.200% due 07/01/2035	1,135	1,165
4.344% due 07/01/2028	13	14
4.436% due 06/01/2017	710	728
4.771% due 07/01/2018	704	736
4.989% due 06/01/2015	1,528	1,607
5.057% due 05/01/2035	137	146
5.083% due 07/01/2035	69	74
5.130% due 08/01/2035	155	166
5.202% due 12/01/2035	76	82
5.248% due 11/01/2035	100	105
5.279% due 10/01/2035	186	200
5.293% due 01/01/2036	107	115
5.308% due 08/01/2035	129	139
5.310% due 08/25/2033	58	59
5.332% due 01/01/2036	143	154
5.367% due 11/01/2035	143	154
5.402% due 10/01/2035	74	80
5.410% due 01/13/2023 (f)	440	446
5.440% due 03/01/2036	119	128
5.682% due 06/01/2036	30	31
6.418% due 10/25/2042	539	581
8.640% due 06/25/2032	120	122
FDIC Structured Sale Guaranteed Notes
0.680% due 11/29/2037	1,870	1,865
Federal Housing Administration
6.896% due 07/01/2020	161	157

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.350% due 04/01/2019	$34	$33
7.430% due 07/01/2021	68	67
7.435% due 02/01/2019	41	40
Freddie Mac
0.219% due 12/25/2036	8,635	8,547
0.310% due 03/03/2015 (f)	150,000	150,154
0.432% due 07/15/2034	316	314
0.500% due 09/14/2015 (f)(h)	101,300	101,382
0.532% due 02/15/2018	208	209
0.582% due 01/15/2022 - 07/15/2034	18,605	18,486
0.602% due 04/15/2041	5,612	5,629
0.632% due 12/15/2031 - 09/15/2041	7,227	7,266
0.650% due 01/30/2015 (f)	3,700	3,707
0.662% due 11/15/2036	114	114
0.682% due 07/15/2039 - 02/15/2041	11,445	11,479
0.732% due 06/15/2031	33	33
0.782% due 06/15/2031 - 12/15/2037	1,554	1,556
0.832% due 03/15/2020	1	1
0.882% due 03/15/2032	8	8
0.932% due 03/15/2023	7	7
1.000% due 02/10/2016 (f)	1,000	1,002
1.182% due 11/15/2033 - 10/15/2049	465	475
1.359% due 10/25/2044 - 02/25/2045	7,199	7,415
1.469% due 08/25/2019 (a)	190,925	12,380
1.625% due 08/01/2017	30	31
2.000% due 10/09/2019 (f)	14,100	14,088
2.250% due 03/13/2020 (f)	41,245	41,017
2.264% due 02/01/2023	2	2
2.317% due 04/01/2025	10	11
2.391% due 09/01/2035	430	453
2.409% due 05/01/2034	49	52
2.418% due 07/01/2033	70	74
2.421% due 08/01/2035	220	232
2.666% due 08/01/2034	92	98
2.867% due 10/01/2033	42	45
3.000% due 01/17/2019 (f)	13,000	13,096
5.000% due 01/15/2032 - 08/15/2035	2,654	2,939
5.146% due 08/01/2035	64	67
5.305% due 12/01/2035	130	140
5.400% due 03/17/2021 (f)	15,950	17,699
5.426% due 11/01/2035	58	63
5.500% due 08/15/2030	6	7
6.500% due 07/25/2043	318	361
6.750% due 08/15/2023	79	79
Ginnie Mae
0.582% due 02/16/2032 - 03/16/2032	296	298
0.682% due 02/16/2030	91	92
0.736% due 04/20/2062	20,842	20,775
0.756% due 04/20/2062	14,610	14,577
0.782% due 02/16/2030	66	67
0.832% due 02/16/2030	118	119
0.886% due 02/20/2062	44,114	45,101
1.130% due 03/20/2031	394	402
1.182% due 08/16/2039	125	127
1.236% due 02/20/2062	32,680	33,305
1.625% due 12/20/2021 - 12/20/2033	3,466	3,612
1.750% due 07/20/2022 - 08/20/2031	1,331	1,382
2.000% due 04/20/2025 - 02/20/2030	191	199

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.500% due 10/20/2017 - 01/20/2022		$36	$37
4.000% due 02/20/2019		9	9
7.500% due 02/20/2030		69	83
Israel Government AID Bond
0.000% due 09/15/2014		2,255	2,247
NCUA Guaranteed Notes
0.532% due 12/07/2020		8,942	8,952
0.552% due 11/06/2017		74,043	74,161
0.562% due 03/06/2020		2,001	2,006
0.632% due 10/07/2020		9,745	9,801
0.742% due 12/08/2020		33,007	33,317
1.600% due 10/29/2020		8,915	8,998
Overseas Private Investment Corp.
0.000% due 05/02/2016		135	141
Small Business Administration
1.250% due 12/25/2017		25	25
4.340% due 03/01/2024		181	195
5.370% due 04/01/2028		288	315
5.490% due 03/01/2028		159	175

Total U.S. Government Agencies (Cost $1,265,302)			1,263,578

U.S. TREASURY OBLIGATIONS 16.5%
U.S. Treasury Notes
0.125% due 04/30/2015 (f)(h)(j)		250,000	249,575
0.250% due 05/31/2015 (f)		1,111,200	1,111,091
0.500% due 06/15/2016 (f)(h)		24,600	24,583
0.875% due 09/15/2016 (f)		1,015,900	1,023,638

Total U.S. Treasury Obligations (Cost $2,403,545)			2,408,887

MORTGAGE-BACKED SECURITIES 8.7%
Adjustable Rate Mortgage Trust
2.569% due 02/25/2035		4,738	4,665
American Home Mortgage Assets Trust
0.369% due 05/25/2046		2,774	1,961
0.369% due 09/25/2046		1,157	778
American Home Mortgage Investment Trust
1.873% due 09/25/2045		738	688
2.173% due 10/25/2034		890	880
2.393% due 02/25/2045		105	105
Arran Residential Mortgages Funding PLC
1.626% due 05/16/2047	EUR	12,366	16,975
Banc of America Commercial Mortgage Trust
0.352% due 06/10/2049		$229	229
5.309% due 10/10/2045		5,449	5,495
5.414% due 09/10/2047		11,515	12,641
5.857% due 06/10/2049		229	229
Banc of America Funding Corp.
2.685% due 02/20/2036		3,462	3,453
5.568% due 01/20/2047 ^		221	177
Banc of America Large Loan Trust
2.482% due 11/15/2015		169,827	170,161
Banc of America Mortgage Trust
2.735% due 08/25/2033		5,562	5,589
2.928% due 02/25/2036 ^		207	177
3.438% due 07/20/2032		136	137
6.500% due 09/25/2033		210	217
Banc of America Re-REMIC Trust
2.288% due 04/17/2049		141	140
5.041% due 12/20/2041		5,140	5,246
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
4.877% due 07/10/2042		3,017	3,068
5.440% due 11/10/2042		2,000	2,093
5.743% due 06/10/2039		3,757	3,807

82	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BCAP LLC Trust
2.579% due 10/26/2035	$417	$421
2.677% due 11/26/2035	331	332
2.819% due 11/26/2035	7,377	7,375
2.849% due 09/26/2035	6,831	6,841
2.872% due 05/26/2047	4,177	4,178
4.857% due 07/26/2037	1,633	1,697
Bear Stearns Adjustable Rate Mortgage Trust
2.210% due 08/25/2035	51	51
2.575% due 01/25/2035	171	161
2.600% due 03/25/2035	3,119	3,158
2.604% due 08/25/2033	3,984	4,033
2.610% due 07/25/2033	12,224	12,259
2.655% due 11/25/2034	1,212	1,205
2.674% due 10/25/2035	146	147
2.735% due 11/25/2030	93	94
2.785% due 11/25/2034	11,446	10,799
2.793% due 03/25/2035	211	211
2.872% due 05/25/2047 ^	2,368	1,931
2.960% due 01/25/2034	369	367
3.080% due 01/25/2034	106	106
Bear Stearns Alt-A Trust
0.339% due 02/25/2034	1,315	1,284
0.879% due 09/25/2034	6,714	6,475
2.434% due 01/25/2036 ^	2,876	1,995
2.667% due 05/25/2035	409	408
2.678% due 11/25/2036	3,880	2,710
2.735% due 09/25/2035	5,102	4,231
Bear Stearns Commercial Mortgage Securities Trust
4.735% due 09/11/2042	1,124	1,126
4.825% due 11/11/2041	6,820	7,052
5.116% due 02/11/2041	2,323	2,431
5.405% due 12/11/2040	3,100	3,314
Bear Stearns Structured Products, Inc.
2.564% due 01/26/2036	11,234	8,708
2.759% due 12/26/2046	5,432	3,337
Chase Mortgage Finance Trust
2.665% due 03/25/2037	785	699
Chevy Chase Funding LLC
0.429% due 08/25/2035	427	366
Citigroup Mortgage Loan Trust, Inc.
0.249% due 01/25/2037	531	283
1.940% due 09/25/2035	101	101
2.540% due 05/25/2035	798	775
2.550% due 10/25/2035	365	353
2.569% due 07/25/2046 ^	649	508
2.622% due 08/25/2035	2,462	2,435
2.829% due 03/25/2034	155	155
2.890% due 09/25/2037 ^	4,248	3,454
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.205% due 12/11/2049	479	480
5.393% due 07/15/2044	4,323	4,538
5.485% due 01/15/2046	11,098	11,982
Commercial Mortgage Pass-Through Certificates
0.312% due 12/15/2020	6,256	6,189
0.362% due 06/15/2022	2,413	2,379
1.156% due 12/10/2044	1,382	1,386
2.365% due 02/10/2029	30,600	31,298
Countrywide Alternative Loan Trust
0.339% due 02/25/2047	266	215
0.359% due 05/25/2047	4,850	3,723
0.360% due 02/20/2047	6,362	4,236
0.369% due 09/25/2046 ^	2,036	1,325
0.375% due 12/20/2046	4,465	3,008
0.389% due 07/25/2046	464	376
0.390% due 07/20/2046 ^	2,428	1,363
1.099% due 12/25/2035	1,211	865
1.153% due 02/25/2036	517	415

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.897% due 02/25/2037 ^		$2,083	$1,772
6.000% due 10/25/2032		19	19
6.000% due 04/25/2037 ^		259	196
6.250% due 12/25/2033		991	1,056
Countrywide Home Loan Mortgage Pass-Through Trust
0.409% due 05/25/2035		380	311
0.469% due 04/25/2035		69	54
0.499% due 03/25/2035		624	436
0.519% due 06/25/2035		5,487	4,788
2.250% due 07/19/2031		5	5
2.797% due 09/25/2047 ^		405	334
2.866% due 11/19/2033		166	161
6.500% due 01/25/2034		17	17
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039		10,484	11,170
5.448% due 01/15/2049		254	255
5.460% due 09/15/2039		16,575	18,166
Credit Suisse First Boston Mortgage Securities Corp.
0.332% due 02/15/2022		4,827	4,738
0.822% due 03/25/2032		68	62
5.000% due 09/25/2015		24	24
Credit Suisse Mortgage Capital Certificates
0.362% due 04/15/2022		23,892	23,511
0.412% due 10/15/2021		3,976	3,962
4.538% due 07/27/2037		2,005	2,034
DBRR Trust
0.853% due 02/25/2045		21,801	21,835
0.946% due 09/25/2045		70,675	70,643
Dutch Mortgage Portfolio Loans BV
1.174% due 07/25/2047	EUR	1,869	2,543
First Horizon Mortgage Pass-Through Trust
2.614% due 08/25/2035		$1,115	1,049
First Republic Mortgage Loan Trust
0.482% due 08/15/2032		4,163	4,023
0.532% due 11/15/2031		360	356
0.659% due 06/25/2030		297	293
Fosse Master Issuer PLC
1.663% due 10/18/2054		6,000	6,086
1.666% due 10/18/2054		10,653	10,735
GE Capital Commercial Mortgage Corp.
5.543% due 12/10/2049		1,800	1,984
GMAC Mortgage Corp. Loan Trust
5.352% due 08/19/2034		776	776
Greenpoint Mortgage Funding Trust
0.399% due 06/25/2045		412	360
0.409% due 06/25/2045		205	164
0.449% due 11/25/2045		465	367
Greenwich Capital Acceptance, Inc.
2.799% due 06/25/2024		5	5
Greenwich Capital Commercial Funding Corp.
5.246% due 04/10/2037		3,000	3,046
5.317% due 06/10/2036		8,066	8,145
5.381% due 03/10/2039		1,137	1,166
GS Mortgage Securities Trust
1.456% due 03/06/2020		5,180	5,188
1.731% due 03/06/2020		5,500	5,510
2.331% due 03/10/2044		2,100	2,127
2.476% due 03/06/2020		1,000	1,004
4.085% due 03/06/2020		3,700	3,714
4.761% due 07/10/2039		7,704	8,059
5.396% due 08/10/2038		8,080	8,241
GSR Mortgage Loan Trust
2.661% due 09/25/2035		5,038	5,020
2.796% due 01/25/2036 ^		998	928
2.863% due 04/25/2036		568	526
Harborview Mortgage Loan Trust
0.311% due 04/19/2038		1,334	1,044

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.361% due 07/19/2046	$2,588	$1,682
0.401% due 05/19/2035	1,813	1,487
0.421% due 03/19/2036	4,714	3,163
0.921% due 02/19/2034	224	219
5.126% due 08/19/2036 ^	281	232
Impac CMB Trust
1.079% due 10/25/2033	22	22
IndyMac Adjustable Rate Mortgage Trust
1.755% due 01/25/2032	4	4
1.784% due 01/25/2032	1	1
IndyMac Mortgage Loan Trust
0.359% due 07/25/2047	1,034	666
0.369% due 09/25/2046	1,739	1,378
0.379% due 06/25/2047	948	701
0.389% due 05/25/2046	297	247
0.419% due 07/25/2035	280	241
2.541% due 12/25/2034	57	52
JPMorgan Chase Commercial Mortgage Securities Trust
0.632% due 07/15/2019	1,889	1,845
1.525% due 07/15/2046	1,438	1,442
2.083% due 11/15/2028	5,118	5,170
3.853% due 06/15/2043	16,569	17,236
4.654% due 01/12/2037	756	759
4.678% due 07/15/2042	501	503
4.818% due 01/15/2042	18,150	18,827
4.846% due 09/12/2037	4,185	4,276
4.878% due 01/15/2042	1,500	1,553
4.899% due 01/12/2037	2,940	3,039
4.959% due 08/15/2042	18	18
5.358% due 12/15/2044	374	383
5.440% due 06/12/2047	12,910	14,286
5.447% due 06/12/2047	9,966	10,132
5.540% due 06/12/2041	3,570	3,652
5.754% due 06/12/2041	16,737	17,137
5.878% due 02/12/2049	4,609	4,954
6.002% due 06/15/2049	11,415	12,275
JPMorgan Mortgage Trust
2.887% due 04/25/2035	5,886	5,463
LB-UBS Commercial Mortgage Trust
4.786% due 10/15/2029	9,489	9,703
4.799% due 12/15/2029	9,334	9,580
5.150% due 04/15/2030	6,000	6,301
Luminent Mortgage Trust
0.349% due 12/25/2036	1,302	936
0.359% due 12/25/2036	462	311
0.379% due 10/25/2046	417	345
Mach One Commercial Mortgage-Backed Trust
0.499% due 07/21/2037	8,397	8,340
MASTR Adjustable Rate Mortgages Trust
0.389% due 04/25/2046	842	602
2.623% due 11/21/2034	2,826	2,930
MASTR Alternative Loan Trust
5.000% due 04/25/2019	233	240
6.000% due 08/25/2033	660	701
MASTR Asset Securitization Trust
5.500% due 09/25/2033	287	304
MASTR Seasoned Securitization Trust
6.197% due 09/25/2017	46	48
Mellon Residential Funding Corp.
0.882% due 11/15/2031	1,999	1,975
2.609% due 10/20/2029	1,007	1,010
Merrill Lynch Floating Trust
0.720% due 07/09/2021	32,785	32,670
Merrill Lynch Mortgage Investors Trust
0.389% due 02/25/2036	7,785	7,132
0.429% due 11/25/2035	3,095	2,873
1.179% due 10/25/2035	5,229	5,091

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	83

Schedule of Investments PIMCO Short-Term Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.666% due 10/25/2035		$2,684	$2,606
1.897% due 12/25/2032		12	12
Merrill Lynch Mortgage Trust
6.045% due 06/12/2050		812	861
Merrill Lynch Mortgage-Backed Securities Trust
4.852% due 04/25/2037 ^		845	691
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.172% due 12/12/2049		8,600	9,401
Morgan Stanley Capital Trust
1.085% due 03/15/2045		7,748	7,758
1.480% due 06/15/2044		4,535	4,575
4.700% due 07/15/2056		14,601	15,045
4.989% due 08/13/2042		2,175	2,294
5.168% due 01/14/2042		8,075	8,369
5.378% due 11/14/2042		3,000	3,192
5.439% due 02/12/2044		469	475
5.597% due 03/12/2044		3,750	4,035
5.610% due 04/15/2049		1,415	1,426
5.760% due 04/12/2049		837	850
Morgan Stanley Mortgage Loan Trust
0.399% due 02/25/2047		970	293
2.262% due 06/25/2036		211	193
Morgan Stanley Re-REMIC Trust
5.993% due 08/12/2045		4,300	4,790
5.993% due 08/15/2045		2,500	2,785
RBSSP Resecuritization Trust
0.499% due 08/26/2045		12,462	11,208
0.679% due 10/26/2036		8,215	7,727
0.680% due 09/26/2036		6,372	6,280
2.397% due 12/26/2036		7,093	7,182
2.684% due 10/26/2036		7,860	8,039
Residential Accredit Loans, Inc. Trust
0.389% due 04/25/2046		268	124
0.429% due 08/25/2037		723	510
0.479% due 08/25/2035		1,386	1,082
1.513% due 09/25/2045		845	696
Residential Asset Securitization Trust
2.645% due 12/25/2034		5,219	5,158
5.750% due 02/25/2036 ^		240	196
Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032		42	44
Royal Bank of Scotland Capital Funding Trust
5.467% due 09/16/2039		8,000	8,750
Sequoia Mortgage Trust
2.467% due 01/20/2047 ^		394	336
2.651% due 04/20/2035		514	510
Silenus European Loan Conduit Ltd.
0.376% due 05/15/2019	EUR	3,019	3,879
Structured Adjustable Rate Mortgage Loan Trust
1.559% due 01/25/2035		$87	65
2.485% due 02/25/2034		168	168
2.520% due 08/25/2035		1,047	959
Structured Asset Mortgage Investments Trust
0.309% due 03/25/2037		1,162	851
0.369% due 07/25/2046		3,116	2,322
0.399% due 05/25/2036		7,861	4,970
0.399% due 05/25/2046		1,226	642
0.409% due 05/25/2045		612	495
0.431% due 07/19/2035		7,217	6,676
0.459% due 02/25/2036		41	31
0.761% due 07/19/2034		39	39
0.841% due 09/19/2032		45	44
0.881% due 03/19/2034		584	580
0.881% due 04/19/2035		2,019	1,953
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.204% due 07/25/2032		93	91
2.340% due 01/25/2032		10	9

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.584% due 02/25/2032	$119	$120
2.653% due 10/28/2035	293	278
4.550% due 02/25/2034	100	101
TIAA Seasoned Commercial Mortgage Trust
5.551% due 08/15/2039	34,945	37,255
VFC LLC
3.130% due 03/20/2026	29,050	29,094
Wachovia Bank Commercial Mortgage Trust
0.262% due 06/15/2020	4,550	4,493
5.077% due 10/15/2035	96	96
5.421% due 04/15/2047	1,331	1,333
5.439% due 07/15/2041	5,125	5,179
5.465% due 12/15/2044	11,319	12,121
5.931% due 06/15/2049	447	461
WaMu Commercial Mortgage Securities Trust
5.976% due 03/23/2045	68,212	70,626
WaMu Mortgage Pass-Through Certificates
0.439% due 11/25/2045	171	154
0.449% due 12/25/2045	313	289
0.469% due 10/25/2045	678	625
0.489% due 01/25/2045	249	231
0.853% due 02/25/2047	860	683
0.883% due 01/25/2047	613	580
0.893% due 01/25/2047	1,312	1,030
0.913% due 04/25/2047	1,846	1,660
0.963% due 12/25/2046	2,450	2,275
0.973% due 12/25/2046	1,244	1,002
1.153% due 08/25/2046	17,306	14,740
1.159% due 02/25/2046	3,013	2,772
1.353% due 11/25/2042	510	463
1.553% due 06/25/2042	631	576
1.553% due 08/25/2042	725	662
2.072% due 01/25/2037 ^	743	595
2.136% due 04/25/2037	517	403
2.204% due 02/27/2034	104	103
2.204% due 01/25/2047	344	306
2.207% due 03/25/2033	103	103
2.350% due 12/25/2036 ^	482	407
2.382% due 09/25/2036 ^	861	739
2.428% due 09/25/2033	3,061	3,106
2.434% due 02/25/2037 ^	1,268	995
2.454% due 07/25/2046	335	306
2.454% due 08/25/2046	8,211	7,166
2.454% due 09/25/2046	616	578
2.454% due 11/25/2046	233	210
2.454% due 12/25/2046	1,316	1,219
2.456% due 09/25/2033	1,248	1,257
2.539% due 02/25/2037 ^	2,931	2,533
4.451% due 05/25/2037 ^	1,218	996
4.674% due 02/25/2037 ^	1,501	1,240
Washington Mutual MSC Mortgage Pass-Through Certificates
1.123% due 05/25/2046	664	434
2.090% due 02/25/2033	44	43
Wells Fargo Mortgage-Backed Securities Trust
2.612% due 07/25/2036 ^	1,061	1,010
2.626% due 09/25/2034	319	324
2.636% due 06/25/2035	3,600	3,647
2.642% due 03/25/2036	276	276
WFRBS Commercial Mortgage Trust
1.456% due 11/15/2044	2,433	2,452
1.607% due 06/15/2044	7,296	7,358
2.501% due 02/15/2044	615	624

Total Mortgage-Backed Securities (Cost $1,279,714)		1,270,996

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 6.1%
ACA CLO Ltd.
0.516% due 07/25/2018		$5,820	$5,785
ACE Securities Corp. Home Equity Loan Trust
0.239% due 10/25/2036		23	7
AIMCO CLO
0.516% due 10/20/2019		2,114	2,095
Aircraft Certificate Owner Trust
6.455% due 09/20/2022		195	198
ALM Loan Funding
1.064% due 11/20/2020		4,075	4,039
AMMC CLO Ltd.
0.487% due 05/03/2018		100	100
Amortizing Residential Collateral Trust
0.759% due 07/25/2032		63	57
0.879% due 10/25/2031		391	342
0.879% due 08/25/2032		394	344
Amresco Residential Securities Mortgage Loan Trust
1.119% due 06/25/2029		99	90
Apidos CDO Ltd.
0.516% due 01/20/2019		9,017	8,915
0.516% due 06/12/2020		4,734	4,696
0.524% due 07/27/2017		1,250	1,249
Ares CLO Ltd.
0.512% due 02/24/2018		311	311
0.892% due 11/25/2020		25,884	25,443
Asset-Backed Funding Certificates Trust
0.879% due 06/25/2034		744	702
Asset-Backed Securities Corp. Home Equity Loan Trust
0.259% due 05/25/2037		39	17
0.454% due 09/25/2034		445	444
Avenue CLO Ltd.
0.525% due 10/30/2017		3,149	3,148
Bacchus Ltd.
0.506% due 01/20/2019		3,614	3,539
Bear Stearns Asset-Backed Securities Trust
0.249% due 12/25/2036		113	112
0.259% due 10/25/2036		9	9
0.839% due 10/25/2032		548	514
0.979% due 10/27/2032		82	76
1.179% due 10/25/2037		2,822	2,447
1.179% due 11/25/2042		44	43
Black Diamond CLO Delaware Corp.
0.502% due 06/20/2017		304	304
BlackRock Senior Income Series Corp.
0.512% due 05/25/2017		980	979
BlueMountain CLO Ltd.
0.502% due 11/15/2017		4,718	4,719
Carrington Mortgage Loan Trust
0.499% due 10/25/2035		226	225
Celf Loan Partners Ltd.
1.297% due 07/25/2019		20,340	20,322
1.487% due 07/25/2019	GBP	11,776	19,055
Centurion CDO Ltd.
0.578% due 03/08/2017		$37,194	37,137
Chase Funding Trust
0.819% due 08/25/2032		35	31
CIT Group Home Equity Loan Trust
0.719% due 06/25/2033		36	33
Citibank Credit Card Issuance Trust
4.150% due 07/07/2017		1,550	1,647
4.850% due 03/10/2017		7,000	7,438
Citibank Omni Master Trust
2.932% due 08/15/2018		172,253	175,895
4.900% due 11/15/2018		49,902	52,254
5.350% due 08/15/2018		14,800	15,416

84	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Mortgage Loan Trust, Inc.
0.239% due 07/25/2045		$739	$560
College Loan Corp. Trust
0.366% due 07/25/2024		15,110	15,090
Collegiate Funding Services Education Loan Trust
0.348% due 12/28/2021		227	227
ContiMortgage Home Equity Loan Trust
0.862% due 03/15/2027		1	1
Countrywide Asset-Backed Certificates
0.279% due 08/25/2037		6,543	6,450
0.359% due 09/25/2036		810	782
0.369% due 06/25/2036		520	503
0.659% due 12/25/2031		45	32
0.919% due 05/25/2032		239	220
1.039% due 05/25/2033		13	12
Countrywide Home Equity Loan Trust
0.322% due 01/15/2037		48	42
Credit Suisse First Boston Mortgage Securities Corp.
0.799% due 01/25/2032		3	3
Credit-Based Asset Servicing and Securitization LLC
0.239% due 11/25/2036		69	36
0.299% due 07/25/2037		538	316
Delta Funding Home Equity Loan Trust
1.002% due 09/15/2029		34	30
Denali Capital CLO Ltd.
0.526% due 04/21/2020		1,748	1,743
Dryden Leveraged Loan CDO
0.506% due 10/20/2020		6,314	6,239
Duane Street CLO Ltd.
0.519% due 01/11/2021		4,424	4,348
Educational Services of America, Inc.
0.909% due 04/25/2039		10,675	10,651
EMC Mortgage Loan Trust
0.879% due 01/25/2041		1,007	960
0.919% due 05/25/2040		68	64
Equity One ABS, Inc.
0.479% due 04/25/2034		596	497
0.739% due 11/25/2032		449	414
Fairbanks Capital Mortgage Loan Trust
1.454% due 05/25/2028		261	249
First NLC Trust
0.249% due 08/25/2037		646	319
Ford Auto Securitization Trust
1.960% due 07/15/2015	CAD	4,062	3,963
Fore CLO Ltd.
0.511% due 07/20/2019		$28,300	27,917
Four Corners CLO Ltd.
0.534% due 01/26/2020		3,336	3,309
Franklin CLO Ltd.
0.514% due 06/15/2018		8,309	8,179
Fraser Sullivan CLO Ltd.
0.514% due 03/15/2020		620	615
1.912% due 11/22/2022		10,100	10,110
Galaxy CLO Ltd.
0.526% due 10/20/2017		172	172
GCO Education Loan Funding Trust
0.342% due 11/25/2020		191	190
Goldentree Loan Opportunities Ltd.
0.961% due 10/18/2021		1,900	1,884
Gracechurch Card Funding PLC
0.882% due 02/15/2017		73,000	73,345
0.977% due 01/15/2016	EUR	14,500	19,648
Greenpoint Home Equity Loan Trust
0.542% due 01/15/2030		$148	131
GSAMP Trust
0.249% due 12/25/2036		474	230

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Gulf Stream Sextant CLO Ltd.
0.493% due 08/21/2020		$371	$370
Halcyon Structured Asset Management CLO Ltd.
0.453% due 05/21/2018		1,381	1,383
Harbourmaster CLO BV
0.557% due 10/11/2019	EUR	2,750	3,714
Hewett’s Island CDO Ltd.
0.478% due 06/09/2019		$1,742	1,728
Home Equity Asset Trust
1.099% due 02/25/2033		1	1
HSBC Home Equity Loan Trust
0.470% due 01/20/2034		963	948
HSI Asset Loan Obligation Trust
0.239% due 12/25/2036		137	70
Hyundai Capital Auto Funding Ltd.
1.179% due 09/20/2016		1,712	1,695
ING Investment Management CLO Ltd.
0.488% due 12/13/2020		3,164	3,143
0.518% due 12/13/2020		5,532	5,434
Inwood Park CDO Ltd.
0.491% due 01/20/2021		1,501	1,493
Irwin Whole Loan Home Equity Trust
0.719% due 07/25/2032		103	86
Jersey Street CLO Ltd.
0.516% due 10/20/2018		5,963	5,910
JPMorgan Mortgage Acquisition Trust
0.239% due 03/25/2047		161	153
Kingsland Ltd.
0.504% due 06/13/2019		7,211	7,222
Lafayette CLO Ltd.
1.659% due 09/06/2022		3,112	3,116
Landmark CDO Ltd.
0.543% due 07/15/2018		8,242	8,202
Lehman ABS Mortgage Loan Trust
0.269% due 06/25/2037		540	305
Lehman XS Trust
0.329% due 04/25/2037 ^		1,885	1,324
Leopard CLO BV
0.572% due 04/21/2020	EUR	3,118	4,194
LightPoint Pan-European CLO PLC
0.476% due 01/31/2022		1,270	1,685
Long Beach Mortgage Loan Trust
0.739% due 10/25/2034		$359	340
0.879% due 03/25/2032		65	58
Louisiana Public Facilities Authority
0.766% due 04/26/2021		563	563
Madison Park Funding Ltd.
0.535% due 05/10/2019		427	427
Marathon CLO Ltd.
0.522% due 12/20/2019		1,065	1,058
Massachusetts Educational Financing Authority
1.216% due 04/25/2038		3,033	3,035
MASTR Asset-Backed Securities Trust
0.229% due 11/25/2036		85	35
0.229% due 01/25/2037		451	134
Merrill Lynch Mortgage Investors Trust
0.259% due 09/25/2037		6	2
0.299% due 02/25/2037		427	178
Morgan Stanley ABS Capital, Inc.
0.239% due 05/25/2037		303	161
0.279% due 09/25/2036		28	16
0.979% due 07/25/2037		606	560
Morgan Stanley Investment Management Croton Ltd.
0.528% due 01/15/2018		20,633	20,478
Morgan Stanley IXIS Real Estate Capital Trust
0.229% due 11/25/2036		13	5

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NAC EuroLoan Advantage Ltd.
1.433% due 04/20/2019	$3,025	$3,032
Nautique Funding Ltd.
0.518% due 04/15/2020	1,718	1,683
Nelnet Education Loan Funding, Inc.
0.402% due 08/26/2019	1,006	1,005
Nelnet Student Loan Trust
0.966% due 07/25/2018	1,104	1,106
Neptune Finance CCS Ltd.
0.881% due 04/20/2020	7,787	7,755
New Century Home Equity Loan Trust
0.359% due 05/25/2036	710	424
0.439% due 06/25/2035	82	82
Northstar Education Finance, Inc.
0.404% due 01/28/2017	5,400	5,336
0.879% due 12/26/2031	20,308	20,301
Oak Hill Credit Partners Ltd.
0.513% due 05/17/2021	1,020	1,013
Octagon Investment Partners Ltd.
0.505% due 04/23/2020	1,685	1,662
Option One Mortgage Loan Trust Asset-Backed Certificates
0.719% due 06/25/2032	25	23
0.719% due 08/25/2032	165	147
5.599% due 01/25/2037 ^	180	180
Pacifica CDO Corp.
0.524% due 01/26/2020	1,734	1,720
Panhandle-Plains Higher Education Authority, Inc.
1.378% due 10/01/2035	1,368	1,390
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.439% due 09/25/2035	617	603
Popular ABS Mortgage Pass-Through Trust
0.269% due 06/25/2047 ^	686	589
Race Point CLO Ltd.
0.528% due 04/15/2020	18,363	18,216
Renaissance Home Equity Loan Trust
0.539% due 11/25/2034	227	184
0.619% due 08/25/2033	865	799
0.679% due 12/25/2033	378	369
Residential Asset Mortgage Products Trust
0.739% due 06/25/2032	6	5
Residential Asset Securities Corp. Trust
0.679% due 07/25/2032 ^	91	77
SLC Student Loan Trust
4.750% due 06/15/2033	8,987	8,345
SLM Student Loan Trust
0.266% due 07/25/2017	731	729
0.336% due 04/27/2020	6,909	6,901
0.336% due 04/25/2022	14,376	14,335
0.346% due 07/25/2019	2,972	2,958
0.346% due 04/25/2023	1,890	1,890
0.386% due 01/27/2025	7,000	6,963
0.416% due 01/25/2021	5,783	5,778
0.434% due 03/15/2024	2,000	1,925
0.879% due 01/25/2029	12,006	12,131
0.932% due 10/16/2023	1,523	1,522
1.232% due 06/15/2023	1,163	1,166
1.282% due 12/15/2021	4,067	4,080
1.366% due 10/25/2016	312	313
1.766% due 04/25/2023	12,402	12,761
2.350% due 04/15/2039	975	977
South Carolina Student Loan Corp.
0.350% due 12/02/2019	14,876	14,766
0.716% due 01/25/2021	1,823	1,824
0.810% due 03/01/2018	1,126	1,126

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	85

Schedule of Investments PIMCO Short-Term Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Specialty Underwriting & Residential Finance Trust
0.239% due 01/25/2038		$51	$51
0.859% due 01/25/2034		90	77
Stanfield Bristol CLO Ltd.
0.524% due 10/15/2019		1,361	1,357
Stone Tower CLO Ltd.
0.538% due 03/16/2018		6,964	6,897
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
0.279% due 01/25/2037		199	185
0.759% due 01/25/2033		911	858
1.683% due 04/25/2035		1,912	1,811
Trimaran CLO Ltd.
0.515% due 11/01/2018		785	774
Washington Mutual Asset-Backed Certificates Trust
0.239% due 10/25/2036		79	32
WG Horizons CLO
0.522% due 05/24/2019		9,058	8,928
WhiteHorse Ltd.
0.535% due 05/01/2018		19,635	19,613

Total Asset-Backed Securities (Cost $891,369)			887,658

SOVEREIGN ISSUES 9.9%
Development Bank of Japan, Inc.
0.468% due 04/17/2015		57,300	57,292
1.736% due 04/27/2017		12,000	12,070
Emirate of Abu Dhabi Government International Bond
5.500% due 04/08/2014		2,100	2,157
Japan Finance Organization for Municipalities
0.912% due 05/22/2017		32,000	32,288
Junta de Castilla y Leon
6.270% due 02/19/2018	EUR	3,650	5,454
6.505% due 03/01/2019		3,250	4,915
Kommunalbanken A/S
0.386% due 05/02/2017		$49,500	49,510
0.444% due 02/20/2018		18,426	18,421
0.448% due 04/01/2015		100	100
0.628% due 03/27/2017		68,350	68,965
1.000% due 09/26/2017		5,300	5,221
1.750% due 10/05/2015		36,300	37,160
2.375% due 01/19/2016		6,350	6,595
2.750% due 05/05/2015		54,000	56,002
Kommunekredit
1.000% due 05/05/2015		20,000	20,194
Kommuninvest Sverige AB
1.000% due 04/27/2015		150	151
1.000% due 10/24/2017		5,000	4,931
Mexico Government International Bond
6.250% due 06/16/2016	MXN	4,342,020	350,039
7.000% due 06/19/2014		750,000	58,893
8.000% due 12/19/2013		1,290,000	99,574
Province of Ontario
0.398% due 04/01/2015		$15,110	15,129
0.950% due 05/26/2015		376,750	379,805
1.600% due 09/21/2016		15,100	15,382
1.875% due 09/15/2015		5,000	5,130
2.700% due 06/16/2015		43,410	45,057

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Qatar Government International Bond
5.150% due 04/09/2014	$8,200	$8,406
Republic of Korea
5.750% due 04/16/2014	8,781	9,025
State of North Rhine-Westphalia
0.564% due 04/28/2017	58,400	58,514
0.969% due 07/11/2017	28,900	29,414

Total Sovereign Issues (Cost $1,435,871)		1,455,794

	SHARES
PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
DG Funding Trust
2.534% due 10/30/2013 (d)	328	2,322

Total Preferred Securities (Cost $3,489)		2,322

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 7.5%

CERTIFICATES OF DEPOSIT 0.3%
Banco do Brasil S.A.
0.000% due 01/24/2014	$38,400	38,311

COMMERCIAL PAPER 5.5%
Banco Bilbao Vizcaya Argentaria S.A.
2.250% due 10/21/2013	2,700	2,697
2.500% due 10/21/2013	300	300
3.120% due 10/21/2013	101,200	101,025
British Telecommunications PLC
0.750% due 04/08/2014	7,550	7,532
0.750% due 04/10/2014	22,600	22,544
0.800% due 03/07/2014	42,000	41,922
Daimler Finance North America LLC
0.700% due 03/13/2014	19,200	19,162
Electricite de France S.A.
0.810% due 01/06/2014	4,500	4,497
0.825% due 01/15/2014	56,600	56,561
Entergy Corp.
0.870% due 10/15/2013	11,500	11,496
0.870% due 10/21/2013	60,000	59,971
0.870% due 11/01/2013	22,800	22,783
0.870% due 11/14/2013	26,600	26,572
0.870% due 11/27/2013	13,600	13,581
0.940% due 11/07/2013	12,300	12,288
Ford Motor Credit Co. LLC
1.021% due 04/28/2014	5,000	4,981
Hewlett-Packard Co.
0.950% due 10/30/2013	116,000	115,911
Nisource Finance Corp.
0.740% due 10/09/2013	15,000	14,998
Santander S.A.
1.710% due 10/11/2013	51,300	51,276
2.050% due 10/11/2013	3,500	3,498
2.190% due 01/02/2014	13,900	13,872
2.370% due 01/02/2014	10,800	10,778

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Vodafone Group PLC
0.690% due 02/10/2014		$9,200	$9,187
0.720% due 01/28/2014		83,700	83,602
0.750% due 01/02/2014		24,400	24,380
0.780% due 01/02/2014		11,000	10,991
Xstrata Finance Dubai Ltd.
0.740% due 10/08/2013		25,800	25,796
0.740% due 10/10/2013		8,900	8,898
0.740% due 10/15/2013		26,100	26,093

			807,192

REPURCHASE AGREEMENTS (e) 0.0%
			3,300

MEXICO TREASURY BILLS 1.6%
3.878% due 10/03/2013 - 03/06/2014 (c)	MXN	3,104,233	235,351

U.S. TREASURY BILLS 0.1%
0.020% due 02/27/2014 - 03/13/2014 (c)(j)		$13,998	13,997

Total Short-Term Instruments (Cost $1,099,957)			1,098,151

Total Investments in Securities (Cost $16,287,256)			16,326,926

		SHARES
INVESTMENTS IN AFFILIATES 9.9%

SHORT-TERM INSTRUMENTS 9.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 9.9%
PIMCO Short-Term Floating NAV Portfolio		5,988	60
PIMCO Short-Term Floating NAV Portfolio III		144,969,128	1,449,111

Total Short-Term Instruments (Cost $1,448,700)			1,449,171

Total Investments in Affiliates (Cost $1,448,700)			1,449,171

Total Investments 121.4% (Cost $17,735,956)			$17,776,097

Financial Derivative Instruments (g)(i) 0.0% (Cost or Premiums, net $(826))			(3,917)

Other Assets and Liabilities, net (21.4%)			(3,132,294)

Net Assets 100.0%			$14,639,886

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Perpetual maturity, date shown represents next contractual call date.

86	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	09/30/2013	10/01/2013	$3,300	Freddie Mac 2.080% due 10/17/2022	$(3,369)	$3,300	$3,300

Total Repurchase Agreements						$(3,369)	$3,300	$3,300

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BOM	0.090%	09/17/2013	10/10/2013	$(401,000)	$(401,014)
BSN	0.070%	09/20/2013	10/01/2013	(350,000)	(350,007)
	0.080%	09/20/2013	10/01/2013	(125,000)	(125,003)
GRE	0.030%	09/26/2013	10/03/2013	(201,250)	(201,251)
	0.100%	09/30/2013	10/01/2013	(24,005)	(24,005)
	0.120%	09/30/2013	10/01/2013	(1,056,483)	(1,056,487)
JPS	0.090%	09/17/2013	10/11/2013	(426,063)	(426,078)

Total Reverse Repurchase Agreements					$(2,583,845)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions
MSC	0.120%	09/30/2013	10/01/2013	$(617,989)	$(617,991)

Total Sale-Buyback Transactions					$(617,991)

(2)	The average amount of borrowings while outstanding during the period ended September 30, 2013 was $2,079,631 at a weighted average interest rate of 0.082%.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of September 30, 2013:

(f)	Securities with an aggregate market value of $3,208,157 have been pledged as collateral under the terms of the following master agreements as of September 30, 2013.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BOM	$0	$(401,014)	$0	$0	$(401,014)	$401,287	$273
BSN	0	(475,010)	0	0	(475,010)	474,753	(257)
GRE	0	(1,281,743)	0	0	(1,281,743)	1,284,229	2,486
JPS	0	(426,078)	0	0	(426,078)	426,277	199
SSB	3,300	0	0	0	3,300	(3,369)	(69)

Master Securities Forward Transactions Agreement
MSC	0	0	(617,991)	0	(617,991)	617,639	(352)

Total Borrowings and Other Financing Transactions	$3,300	$(2,583,845)	$(617,991)	$0

(3)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	87

Schedule of Investments PIMCO Short-Term Fund (Cont.)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 97.125 on 3-Month Euribor December Futures	Short	12/2014	1,776	$46	$0	$(105)
Put Options Strike @ EUR 94.250 on 3-Month Euribor December Futures	Short	12/2014	1,776	490	75	0
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2015	1,951	996	554	(40)

Total Futures Contracts				$1,532	$629	$(145)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	0.435%	08/08/2015	$	2,000,000	$(2,928)	$(2,928)	$0	$(396)
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	0.418%	08/08/2015		17,000	(22)	(22)	0	(3)
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	0.379%	08/08/2015		3,792,500	(3,385)	(4,714)	0	(749)
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.093%	08/10/2016		5,262,500	8,250	12,059	1,261	0
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.265%	08/10/2016		2,017,000	6,652	6,652	485	0
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.225%	05/24/2017		2,870,000	(12,612)	(12,612)	439	0
Receive	3-Month USD-LIBOR	0.295%	03/19/2014		44,403,000	(1,211)	(883)	864	0
Pay	6-Month AUD-BBR-BBSW	3.500%	12/11/2018	AUD	121,000	(868)	(1,645)	229	0
Pay	6-Month AUD-BBR-BBSW	3.750%	12/11/2018		120,000	422	(1,787)	229	0

Total Swap Agreements						$(5,702)	$(5,880)	$3,507	$(1,148)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2013:

(h)	Securities with an aggregate market value of $9,054 and cash of $58,932 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2013. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$629	$3,507	$4,136	$0	$(145)	$(1,148)	$(1,293)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	10/2013		AUD	1,903	$		1,735	$0	$(40)
	10/2013		EUR	189,255			253,347	0	(2,688)
	10/2013		JPY	795,880			8,049	0	(48)
	10/2013		MXN	310,067			24,731	1,045	0
	11/2013			340,186			26,258	364	0
	10/2014		DKK	168,000			30,140	0	(430)

BPS	11/2013	$		3,504		DKK	19,355	8	0
	12/2013		MXN	512,314	$		39,808	915	0
	09/2014		AUD	13,400			11,715	0	(524)
	10/2014		DKK	100,000			17,929	0	(267)

BRC	11/2013			18,275			3,243	0	(73)
	11/2013		MXN	31,371			2,451	61	0
	12/2013			701,465			53,176	0	(86)
	12/2013	$		4,684		GBP	2,911	27	(1)
	01/2014		EUR	146,400	$		195,374	0	(2,745)
	01/2014	$		191,214		EUR	146,400	6,905	0

88	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
CBK	10/2013	$		1,702		AUD	1,806	$0	$(17)
	11/2013		DKK	6,065	$		1,084	0	(16)
	12/2013		GBP	3,011			4,806	0	(66)
	12/2013		MXN	99,066			7,489	0	(36)
	10/2014		DKK	200,000			36,016	0	(377)

DUB	10/2013		AUD	6,990			6,228	0	(293)
	10/2013	$		286,940		EUR	212,548	606	0
	11/2013		EUR	212,548	$		286,959	0	(610)
	12/2013		MXN	959,287			72,558	0	(279)
	06/2014			781,549			59,148	653	0
	10/2014		DKK	500,000			89,985	0	(996)

FBF	11/2013		BRL	2,134			919	0	(36)
	12/2013		MXN	960,899			72,784	0	(176)
	03/2014			461,993			34,791	0	(74)

GLM	12/2013			1,474,077			110,989	0	(945)
	12/2013	$		2,420		GBP	1,512	26	0
	03/2014		MXN	392,855	$		29,433	0	(215)

HUS	11/2013	$		1,095		CHF	1,023	37	0
	12/2013			1,516		GBP	944	11	0
	01/2014		EUR	98,100	$		131,322	0	(1,434)
	01/2014	$		130,818		EUR	98,100	1,937	0

JPM	10/2013			149,518			112,344	2,466	0
	11/2013		EUR	82,967	$		111,992	0	(259)
	11/2013		MXN	526,121			40,106	101	0
	12/2013			974,423			73,497	0	(490)
	12/2013	$		1,272		GBP	795	14	0

MSC	10/2013		EUR	135,637	$		181,055	0	(2,442)
	10/2013		MXN	574,367			44,609	836	0
	11/2013			5,226			398	1	0
	12/2013			655,686			50,876	1,098	0
	12/2013	$		116,447		GBP	73,264	2,099	0

RBC	12/2013		CAD	9,071	$		8,778	0	(10)

RYL	12/2013		GBP	118,615			185,271	0	(6,655)
	01/2014		DKK	138,982			24,278	0	(954)
	01/2014		GBP	4,457			6,799	0	(411)
	02/2014		EUR	26,564			34,601	0	(1,349)
	05/2014			25,200			32,849	0	(1,267)

UAG	10/2013	$		725		AUD	813	35	0
	11/2013		AUD	5,557	$		5,171	0	(2)
	12/2013	$		21,025		MXN	272,269	0	(352)

Total Forward Foreign Currency Contracts								$19,245	$(26,663)

AS OF SEPTEMBER 30, 2013, THERE WERE NO OPEN WRITTEN OPTIONS. TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2013:

	Notional Amount	Premiums
Balance at 03/31/2013	$5,496,000	$(6,625)
Sales	0	0
Closing Buys	(5,496,000)	6,625
Expirations	0	0
Exercised	0	0

Balance at 09/30/2013	$0	$0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	89

Schedule of Investments PIMCO Short-Term Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2013 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Teck Resources Ltd.	1.000%	12/20/2015	0.548%	$ 9,700	$15	$86	$101	$0

BRC	Goldman Sachs Group, Inc.	1.000%	09/20/2014	0.450%	4,000	21	2	23	0

DUB	Standard Chartered Bank	1.000%	09/20/2016	0.788%	EUR 15,000	59	74	133	0
	Standard Chartered PLC	1.000%	09/20/2016	0.788%	50,000	40	403	443	0
	Teck Resources Ltd.	1.000%	12/20/2015	0.548%	$ 5,000	15	37	52	0

GST	Teck Resources Ltd.	1.000%	12/20/2015	0.548%	10,000	30	73	103	0

HUS	BP Capital Markets America, Inc.	1.000%	12/20/2015	0.310%	21,500	397	(60)	337	0

JPM	Freeport-McMoRan Copper & Gold, Inc.	1.000%	06/20/2018	1.614%	12,000	(277)	(52)	0	(329)
	Freeport-McMoRan Copper & Gold, Inc.	1.000%	12/20/2018	1.820%	25,000	(942)	(57)	0	(999)
	Teck Resources Ltd.	1.000%	12/20/2015	0.548%	15,000	67	88	155	0

MYC	Freeport-McMoRan Copper & Gold, Inc.	1.000%	12/20/2015	0.556%	19,200	117	79	196	0
	Teck Resources Ltd.	1.000%	12/20/2015	0.548%	10,000	9	94	103	0

						$(449)	$767	$1,646	$(1,328)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Maturity Date (4)	Notional Amount of Currency Received	Notional Amount of Currency Delivered		Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
FBF	Floating rate equal to 3-Month USD-LIBOR plus 0.475% based on the notional amount of currency delivered	Floating rate equal to 3-Month EUR-EURIBOR plus 0.260% based on the notional amount of currency received	01/31/2014	$10,857	EUR	7,700	$(104)	$555	$451	$0
	Floating rate equal to 3-Month USD-LIBOR plus 0.504% based on the notional amount of currency delivered	Floating rate equal to 3-Month EUR-EURIBOR plus 0.300% based on the notional amount of currency received	05/30/2014	10,826		7,700	(134)	556	422	0

JPM	Floating rate equal to 3-Month USD-LIBOR less 0.231% based on the notional amount of currency delivered	Floating rate equal to 3-Month EUR-EURIBOR less 0.231% based on the notional amount of currency received	12/20/2013	29,219		22,002	(139)	(394)	0	(533)

							$(377)	$717	$873	$(533)

Total Swap Agreements							$(826)	$1,484	$2,519	$(1,861)

(4)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

90	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2013:

(j)	Securities with an aggregate market value of $13,276 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures (5)
BOA	$1,409	$0	$101	$1,510	$(3,206)	$0	$0	$(3,206)	$(1,696)	$1,895	$199
BPS	923	0	0	923	(791)	0	0	(791)	132	(300)	(168)
BRC	6,993	0	23	7,016	(2,905)	0	0	(2,905)	4,111	(4,380)	(269)
CBK	0	0	0	0	(512)	0	0	(512)	(512)	501	(11)
DUB	1,259	0	628	1,887	(2,178)	0	0	(2,178)	(291)	(570)	(861)
FBF	0	0	873	873	(286)	0	0	(286)	587	(1,030)	(443)
GLM	26	0	0	26	(1,160)	0	0	(1,160)	(1,134)	571	(563)
GST	0	0	103	103	0	0	0	0	103	(260)	(157)
HUS	1,986	0	337	2,323	(1,434)	0	0	(1,434)	889	(920)	(31)
JPM	2,581	0	155	2,736	(750)	0	(1,861)	(2,610)	126	(1,860)	(1,734)
MSC	4,034	0	0	4,034	(2,442)	0	0	(2,442)	1,592	(4,495)	(2,903)
MYC	0	0	299	299	0	0	0	0	299	(961)	(662)
RBC	0	0	0	0	(10)	0	0	(10)	(10)	0	(10)
RYL	0	0	0	0	(10,636)	0	0	(10,636)	(10,636)	9,899	(737)
UAG	34	0	0	34	(354)	0	0	(354)	(320)	410	90

Total Over the Counter	$19,245	$0	$2,519	$21,764	$(26,663)	$0	$(1,861)	$(28,524)

(5)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$629	$629
Swap Agreements	0	0	0	0	3,507	3,507

	$0	$0	$0	$0	$4,136	$4,136

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$19,245	$0	$19,245
Swap Agreements	0	1,646	0	873	0	2,519

	$0	$1,646	$0	$20,118	$0	$21,764

	$0	$1,646	$0	$20,118	$4,136	$25,900

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$145	$145
Swap Agreements	0	0	0	0	1,148	1,148

	$0	$0	$0	$0	$1,293	$1,293

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$26,663	$0	$26,663
Swap Agreements	0	1,328	0	533	0	1,861

	$0	$1,328	$0	$27,196	$0	$28,524

	$0	$1,328	$0	$27,196	$1,293	$29,817

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	91

Schedule of Investments PIMCO Short-Term Fund (Cont.)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,316	$2,316
Swap Agreements	0	0	0	0	(3,834)	(3,834)

	$0	$0	$0	$0	$(1,518)	$(1,518)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(23,057)	$0	$(23,057)
Purchased Options	0	0	0	0	(6,350)	(6,350)
Written Options	0	0	0	0	6,359	6,359
Swap Agreements	0	3,215	0	1,134	2,317	6,666

	$0	$3,215	$0	$(21,923)	$2,326	$(16,382)

	$0	$3,215	$0	$(21,923)	$808	$(17,900)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,532	$1,532
Swap Agreements	0	0	0	0	(7,329)	(7,329)

	$0	$0	$0	$0	$(5,797)	$(5,797)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,883	$0	$1,883
Purchased Options	0	0	0	0	(847)	(847)
Written Options	0	0	0	0	2,247	2,247
Swap Agreements	0	(540)	0	(3,905)	(293)	(4,738)

	$0	$(540)	$0	$(2,022)	$1,107	$(1,455)

	$0	$(540)	$0	$(2,022)	$(4,690)	$(7,252)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Securities, at Value
Bank Loan Obligations	$0	$92,731	$0	$92,731
Corporate Bonds & Notes
Banking & Finance	0	5,050,245	0	5,050,245
Industrials	0	2,113,691	0	2,113,691
Utilities	0	467,094	0	467,094
Municipal Bonds & Notes
Arkansas	0	6,546	0	6,546
California	0	93,932	0	93,932
Georgia	0	1,999	0	1,999
Massachusetts	0	10,144	0	10,144
Michigan	0	19,863	0	19,863
Minnesota	0	5,921	0	5,921
New Jersey	0	15,944	0	15,944
New York	0	56,221	0	56,221
North Carolina	0	4,204	0	4,204
South Dakota	0	1,005	0	1,005
U.S. Government Agencies	0	1,133,180	130,398	1,263,578
U.S. Treasury Obligations	0	2,408,887	0	2,408,887
Mortgage-Backed Securities	0	1,200,353	70,643	1,270,996
Asset-Backed Securities	0	885,765	1,893	887,658
Sovereign Issues	0	1,455,794	0	1,455,794
Preferred Securities
Banking & Finance	0	0	2,322	2,322
Short-Term Instruments
Certificates of Deposit	0	38,311	0	38,311
Commercial Paper	0	807,192	0	807,192
Repurchase Agreements	0	3,300	0	3,300
Mexico Treasury Bills	0	235,351	0	235,351
U.S. Treasury Bills	0	13,997	0	13,997
	$0	$16,121,670	$205,256	$16,326,926

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,449,171	$0	$0	$1,449,171

Total Investments	$1,449,171	$16,121,670	$205,256	$17,776,097

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	629	3,507	0	4,136
Over the counter	0	21,764	0	21,764
	$629	$25,271	$0	$25,900

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(145)	(1,148)	0	(1,293)
Over the counter	0	(28,524)	0	(28,524)
	$(145)	$(29,672)	$0	$(29,817)

Totals	$1,449,655	$16,117,269	$205,256	$17,772,180

92	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

There were no transfers between Level 1 and 2 during the period ended September 30, 2013.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2013:

Category and Subcategory	Beginning Balance at 03/31/2013	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2013 (1)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$64,819	$0	$0	$70	$0	$157	$0	$(65,046)	$0	$0
U.S. Government Agencies	144,461	0	(14,009)	0	0	(54)	0	0	130,398	(41)
Mortgage-Backed Securities	113,618	9,002	(21,512)	2	(2)	(290)	0	(30,175)	70,643	(263)
Asset-Backed Securities	47,380	0	(27,190)	20	165	23	0	(18,505)	1,893	(25)
Preferred Securities
Banking & Finance	2,383	0	0	0	0	(61)	0	0	2,322	(61)

Totals	$372,661	$9,002	$(62,711)	$92	$163	$(225)	$0	$(113,726)	$205,256	$(390)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
U.S. Government Agencies	$296	Benchmark Pricing	Base Price	97.25-97.88
	130,102	Third Party Vendor	Broker Quote	99.75-100.94
Mortgage-Backed Securities	70,643	Third Party Vendor	Broker Quote	99.95
Asset-Backed Securities	198	Benchmark Pricing	Base Price	101.75
	1,695	Third Party Vendor	Broker Quote	99.00
Preferred Securities
Banking & Finance	2,322	Benchmark Pricing	Base Price	$ 7,066.86

Total	$205,256

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	93

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class M, Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares of seven funds (each a “Fund” and collectively the “Funds”) offered by the Trust. As of September 30, 2013, the PIMCO Government Money Market Fund is the only fund in the Trust to offer Class M shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statements of Operations. Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid and are included in net realized gain or loss on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period and are included in net change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies on the Statements of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

94	PIMCO SHORT DURATION STRATEGY FUNDS

September 30, 2013 (Unaudited)

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions, or short sale transactions, have been determined to be at a level requiring a Statement of Cash Flows. Statements of Cash Flows have been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting

Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statements of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Schedule of Investments and the Principal Risks Note in the Notes to Financial Statements for additional details.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	95

Notes to Financial Statements (Cont.)

or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale).

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 1 or 2 as of period end have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are a result of a change, in the normal course of business, from the use of an exchange traded price or a trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services (Level 2). Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for each respective Fund.

96	PIMCO SHORT DURATION STRATEGY FUNDS

September 30, 2013 (Unaudited)

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These

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levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Delayed-Delivery Transactions  Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into which may result in a realized gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Loan Participations and Assignments  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions. Certain Funds may also enter into unfunded loan commitments, which are contractual obligations for future funding.

Unfunded loan commitments may include revolving credit facilities, which may obligate Funds to supply additional cash to the borrower on

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demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of September 30, 2013, the PIMCO Low Duration Fund had $17,186,905 in unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and

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securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home

Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

Each Fund may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Funds. The table below shows the Fund’s transactions in and earnings from investments in the Central Funds for the period ended September 30, 2013 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio
Fund Name	Market Value 03/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 09/30/2013	Dividend Income	Net Capital Gain Distributions
PIMCO Low Duration Fund	$24	$0	$(1)	$0	$0	$23	$0	$0
PIMCO Low Duration Fund II	2	0	0	0	0	2	0	0
PIMCO Low Duration Fund III	1	0	0	0	0	1	0	0
PIMCO Short Asset Investment Fund	0	0	0	0	0	0	0	0
PIMCO Short-Term Fund	59	10,002	(10,000)	(1)	0	60	2	0

Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 03/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 09/30/2013	Dividend Income	Net Capital Gain Distributions
PIMCO Low Duration Fund	$2,441,322	$8,277,943	$(3,756,000)	$142	$1,817	$6,965,224	$8,042	$0
PIMCO Low Duration Fund II	181,861	281,947	(248,800)	(7)	75	215,076	346	0
PIMCO Low Duration Fund III	16,137	150,792	(106,200)	10	15	60,754	93	0
PIMCO Short Asset Investment Fund	14,681	42,518	(45,700)	2	2	11,503	18	0
PIMCO Short-Term Fund	701,147	1,518,395	(770,900)	22	447	1,449,111	1,694	0

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act,

which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

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(a) Repurchase Agreements  Each Fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A Fund may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of

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the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write call and put options on securities and financial derivative instruments they own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included on the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Credit Default Swaptions  Certain Funds may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  Certain Funds may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  Certain Funds may write or purchase foreign currency options. Purchasing foreign currency options gives a Fund the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or

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other trade facility platform, such as a registered exchange (“centrally cleared swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate or sovereign issues to provide a measure of

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protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of September 30, 2013 for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Cross-Currency Swap Agreements  Certain Funds may enter into cross-currency swap agreements to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date,

104	PIMCO SHORT DURATION STRATEGY FUNDS

September 30, 2013 (Unaudited)

(v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  A Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and

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Notes to Financial Statements (Cont.)

reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

106	PIMCO SHORT DURATION STRATEGY FUNDS

September 30, 2013 (Unaudited)

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee			Supervisory and Administrative Fee
Fund Name	All Classes		Institutional Class	Class M	Class P	Administrative Class	Class D	A, B, C and R Classes
PIMCO Government Money Market Fund	0.12%		N/A	0.06%	0.16%	N/A	N/A	0.21%
PIMCO Low Duration Fund	0.25%		0.21%	N/A	0.31%	0.21%	0.25%	0.30%
PIMCO Low Duration Fund II	0.25%		0.25%	N/A	0.35%	0.25%	N/A	N/A
PIMCO Low Duration Fund III	0.25%		0.25%	N/A	0.35%	0.25%	N/A	N/A
PIMCO Money Market Fund	0.12%		0.20%	N/A	N/A	0.20%	N/A	0.35%
PIMCO Short Asset Investment Fund	0.20%	(1)	0.14%	N/A	0.24%	0.14%	0.24%	0.24%
PIMCO Short-Term Fund	0.25%		0.20%	N/A	0.30%	0.20%	0.20%	0.20%

(1)	PIMCO has contractually agreed, through July 31, 2014, to waive 0.10% of the Investment Advisory Fee to 0.10%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class B, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class B, Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for each of Class B and Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class B, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the

Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
PIMCO Government Money Market and PIMCO Money Market Funds	—	0.10%
All other Funds	—	0.25%
Class B
All Funds	0.75%	0.25%
Class C
PIMCO Government Money Market and PIMCO Money Market Funds	—	0.10%
PIMCO Low Duration, PIMCO Short Asset Investment and PIMCO Short-Term Funds	0.30%	0.25%
All other Funds	0.75%	0.25%
Class R
PIMCO Government Money Market Fund	—	0.25%
All Other Funds	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class
All Funds	0.25%
Class D
All Funds	0.25%

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	107

Notes to Financial Statements (Cont.)

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money Market Funds, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class B and Class C shares. For the period ended September 30, 2013, the Distributor received $12,437,269 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

To maintain certain net yields for the PIMCO Government Money Market and PIMCO Money Market Funds, PIMCO and the Trust’s Distributor have entered into a fee and expense limitation agreement with such funds (the “Agreement”) pursuant to which PIMCO or the Distributor may temporarily and voluntarily waive, reduce or reimburse all or any portion of a Fund’s Supervisory and Administrative Fee, any service fees applicable to a class of a Fund, or to the extent necessary, a Fund’s Investment Advisory Fee, each waiver, reduction or reimbursement in an amount and for a period of time as determined by PIMCO or the Distributor.

In any month in which the Investment Advisory Contract or Supervision and Administration Agreement is in effect, PIMCO may recoup from a Fund any portion of the Supervisory and Administrative Fee or Investment Advisory Fee waived, reduced or reimbursed pursuant to the Agreement (the “Reimbursement Amount”) during the previous 36 months, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata trustee fees pursuant to the Expense Limitation Agreement between PIMCO and the Trust, exceed the Expense Limit; 2) exceed the total Reimbursement Amount; 3) include any amounts previously reimbursed to PIMCO; or 4) cause any class of a Fund to maintain a net negative yield. The

Reimbursement Amount will be reimbursed in the same order that fees were waived as described above, except the Funds will not reimburse PIMCO or its affiliates for any portion of the distribution and/or service (12b-1) fees waived, reduced or reimbursed pursuant to the Agreement. There is no guarantee that the Funds will maintain a positive net yield. As of September 30, 2013, the recoverable amount to PIMCO for the PIMCO Government Money Market and PIMCO Money Market Funds was $727,764 and $5,904,169, respectively.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $2,250.

These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended September 30, 2013, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO Low Duration Fund	$746,125	$256,421
PIMCO Low Duration Fund II	14,175	15,901
PIMCO Low Duration Fund III	7,668	1,388
PIMCO Short Asset Investment Fund	25,735	22,455
PIMCO Short-Term Fund	2,177,327	2,316,924

108	PIMCO SHORT DURATION STRATEGY FUNDS

September 30, 2013 (Unaudited)

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2013, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Low Duration Fund	$17,085,237	$20,301,791	$2,892,361	$4,244,312
PIMCO Low Duration Fund II	1,237,375	1,493,529	110,692	38,230
PIMCO Low Duration Fund III	383,576	424,567	48,355	50,978
PIMCO Short Asset Investment Fund	568,201	531,543	75,819	27,943
PIMCO Short-Term Fund	6,387,856	4,241,348	5,337,186	3,325,467

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Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	PIMCO Government Money Market Fund (1)				PIMCO Low Duration Fund				PIMCO Low Duration Fund II
	Six Months Ended 09/30/2013		Year Ended 03/31/2013		Six Months Ended 09/30/2013		Year Ended 03/31/2013		Six Months Ended 09/30/2013		Year Ended 03/31/2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	0	$0	485,854	$5,016,793	710,657	$7,488,145	21,529	$213,561	26,665	$269,684
Class M	92,380	92,380	567,393	567,393	0	0	0	0	0	0	0	0
Class P	4,026	4,026	7,982	7,982	64,847	671,705	160,408	1,684,079	86	847	109	1,104
Administrative Class	0	0	0	0	12,241	127,017	64,240	671,434	290	2,904	1,280	12,859
Class D	0	0	0	0	37,943	393,233	82,354	868,391	0	0	0	0
Class A	19,796	19,796	4,886	4,886	76,364	791,944	169,888	1,790,555	0	0	0	0
Class B	0	0	0	0	159	1,631	25	267	0	0	0	0
Class C	8,047	8,047	1,322	1,322	20,688	213,615	25,490	268,531	0	0	0	0
Class R	0	0	0	0	4,112	42,692	6,333	66,810	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	0	0	0	0	12,049	124,720	45,173	476,078	354	3,505	2,032	20,502
Class M	9	9	146	146	0	0	0	0	0	0	0	0
Class P	0	0	1	1	1,433	14,828	2,485	26,193	1	8	3	33
Administrative Class	0	0	0	0	374	3,878	2,387	25,162	14	140	69	693
Class D	0	0	0	0	1,522	15,770	6,303	66,419	0	0	0	0
Class A	0	0	2	2	2,428	25,143	10,043	105,826	0	0	0	0
Class B	0	0	0	0	1	11	9	95	0	0	0	0
Class C	0	0	0	0	466	4,827	2,193	23,108	0	0	0	0
Class R	0	0	0	0	86	893	370	3,893	0	0	0	0
Cost of shares redeemed
Institutional Class	0	0	0	0	(478,999)	(4,949,382)	(592,476)	(6,240,835)	(23,552)	(233,220)	(41,996)	(424,852)
Class M	(213,719)	(213,719)	(416,999)	(416,999)	0	0	0	0	0	0	0	0
Class P	(3,669)	(3,669)	(4,928)	(4,928)	(57,733)	(596,625)	(52,332)	(550,994)	(42)	(410)	(69)	(698)
Administrative Class	0	0	0	0	(24,690)	(254,185)	(44,953)	(473,934)	(219)	(2,192)	(1,145)	(11,553)
Class D	0	0	0	0	(50,393)	(520,619)	(61,928)	(652,262)	0	0	0	0
Class A	(14,861)	(14,861)	(3,827)	(3,826)	(94,431)	(975,950)	(152,514)	(1,606,192)	0	0	0	0
Class B	0	0	0	0	(100)	(1,037)	(433)	(4,555)	0	0	0	0
Class C	(3,453)	(3,453)	(1,529)	(1,529)	(19,052)	(196,727)	(24,149)	(254,308)	0	0	0	0
Class R	0	0	0	0	(5,381)	(55,502)	(5,339)	(56,320)	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	(111,444)	$(111,444)	154,449	$154,450	(10,212)	$(101,327)	354,234	$3,725,586	(1,539)	$(14,857)	(13,052)	$(132,228)

110	PIMCO SHORT DURATION STRATEGY FUNDS

September 30, 2013 (Unaudited)

PIMCO Low Duration Fund III (2)				PIMCO Money Market Fund				PIMCO Short Asset Investment Fund (3)
Six Months Ended 09/30/2013		Year Ended 03/31/2013		Six Months Ended 09/30/2013		Year Ended 03/31/2013		Six Months Ended 09/30/2013		Period From 05/31/2012 to 03/31/2013
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

5,360	$52,767	7,776	$78,293	851,540	$851,540	1,658,182	$1,658,182	8,566	$86,202	6,054	$60,950
0	0	0	0	0	0	0	0	0	0	0	0
751	7,358	1,155	11,579	0	0	0	0	159	1,596	8	78
224	2,192	240	2,408	214,210	214,211	436,468	436,468	7	65	9	99
0	0	0	0	0	0	0	0	1,957	19,690	613	6,169
0	0	0	0	274,190	274,190	159,156	159,155	1,179	11,847	24	237
0	0	0	0	2,846	2,845	1,673	1,673	0	0	0	0
0	0	0	0	237,661	237,661	64,008	64,008	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0	0

166	1,636	850	8,520	7	7	139	139	30	306	7	71
0	0	0	0	0	0	0	0	0	0	0	0
7	74	25	248	0	0	0	0	0	1	0	1
3	25	8	80	4	4	82	82	0	0	0	0
0	0	0	0	0	0	0	0	2	20	0	2
0	0	0	0	7	7	70	70	1	5	0	1
0	0	0	0	0	0	2	2	0	0	0	0
0	0	0	0	4	4	30	30	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0	0

(5,250)	(51,621)	(7,148)	(71,723)	(776,346)	(776,346)	(1,855,224)	(1,855,224)	(2,138)	(21,515)	(615)	(6,193)
0	0	0	0	0	0	0	0	0	0	0	0
(326)	(3,183)	(382)	(3,834)	0	0	0	0	(38)	(379)	0	0
(10)	(97)	(66)	(662)	(291,701)	(291,701)	(439,539)	(439,539)	0	0	(5)	(55)
0	0	0	0	0	0	0	0	(1,261)	(12,678)	(95)	(957)
0	0	0	0	(154,891)	(154,891)	(169,037)	(169,036)	(707)	(7,111)	(3)	(27)
0	0	0	0	(1,150)	(1,150)	(4,156)	(4,156)	0	0	0	0
0	0	0	0	(116,159)	(116,159)	(84,927)	(84,927)	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0	0
925	$9,151	2,458	$24,909	240,222	$240,222	(233,073)	$(233,073)	7,757	$78,049	5,997	$60,376

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	111

Notes to Financial Statements (Cont.)

	PIMCO Short-Term Fund
	Six Months Ended 09/30/2013		Year Ended 03/31/2013
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	601,275	$5,912,843	632,623	$6,235,685
Class M	0	0	0	0
Class P	23,360	230,012	61,719	608,762
Administrative Class	41,367	407,874	129,100	1,274,161
Class D	19,839	195,363	30,918	304,992
Class A	49,227	485,006	109,821	1,084,123
Class B	46	456	14	141
Class C	11,803	116,051	3,709	36,585
Class R	2,955	29,127	2,341	23,125
Issued as reinvestment of distributions
Institutional Class	3,684	36,286	8,116	80,105
Class M	0	0	0	0
Class P	173	1,701	735	7,253
Administrative Class	1,073	10,575	3,103	30,629
Class D	195	1,917	467	4,606
Class A	432	4,255	1,260	12,439
Class B	0	0	0	2
Class C	45	444	130	1,280
Class R	9	88	9	92
Cost of shares redeemed
Institutional Class	(361,650)	(3,562,276)	(501,835)	(4,947,497)
Class M	0	0	0	0
Class P	(14,890)	(146,729)	(74,312)	(733,840)
Administrative Class	(52,140)	(513,442)	(149,310)	(1,473,767)
Class D	(13,466)	(132,675)	(26,128)	(257,583)
Class A	(49,709)	(489,842)	(96,361)	(951,162)
Class B	(28)	(280)	(47)	(469)
Class C	(4,283)	(42,151)	(6,524)	(64,308)
Class R	(1,000)	(9,835)	(767)	(7,570)
Net increase resulting from Fund share transactions	258,317	$2,534,768	128,781	$1,267,784

(1)	As of September 30, 2013, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 45% of the Fund.
(2)	As of September 30, 2013, one shareholder owned 10% or more of the total Fund’s outstanding shares comprising 18% of the Fund.
(3)	As of September 30, 2013, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 25% of the Fund.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with U.S. GAAP, the Investment Adviser has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2013, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2010-2012, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

112	PIMCO SHORT DURATION STRATEGY FUNDS

September 30, 2013 (Unaudited)

As of September 30, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Fund Name	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
PIMCO Government Money Market Fund	$342,130	$0	$0	$0
PIMCO Low Duration Fund	26,266,673	231,526	(209,972)	21,554
PIMCO Low Duration Fund II	777,015	4,878	(3,940)	938
PIMCO Low Duration Fund III	305,513	2,669	(2,381)	288
PIMCO Money Market Fund	821,333	0	0	0
PIMCO Short Asset Investment Fund	172,953	185	(223)	(38)
PIMCO Short-Term Fund	17,744,554	85,808	(54,265)	31,543

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	113

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FBF	Credit Suisse International	MSC	Morgan Stanley & Co., Inc.
BOA	Bank of America N.A.	FOB	Credit Suisse Securities (USA) LLC	MYC	Morgan Stanley Capital Services, Inc.
BOM	Bank of Montreal	GLM	Goldman Sachs Bank USA	NXN	Natixis New York
BOS	Banc of America Securities LLC	GRE	RBS Securities, Inc.	RBC	Royal Bank of Canada
BPG	BNP Paribas Securities Corp.	GSC	Goldman Sachs & Co.	RDR	RBC Dain Rausher, Inc.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SAL	Citigroup Global Markets, Inc.
BSN	Bank of Nova Scotia	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	JPS	JPMorgan Securities, Inc.	TDM	TD Securities (USA) LLC
DEU	Deutsche Bank Securities, Inc.	MBC	HSBC Bank Plc	UAG	UBS AG Stamford
DUB	Deutsche Bank AG

Currency Abbreviations:
AUD	Australian Dollar	DKK	Danish Krone	JPY	Japanese Yen
BRL	Brazilian Real	EUR	Euro	MXN	Mexican Peso
CAD	Canadian Dollar	GBP	British Pound	USD	United States Dollar
CHF	Swiss Franc

Exchange Abbreviations:
OTC	Over-the-Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CDX.HY	Credit Derivatives Index - High Yield	CDX.IG	Credit Derivatives Index - Investment Grade

Municipal Bond or Agency Abbreviations:
AGC	Assured Guaranty Corp.	AGM	Assured Guaranty Municipal	AMBAC	American Municipal Bond Assurance Corp.

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	FFR	Federal Funds Rate
AID	Agency International Development	CLO	Collateralized Loan Obligation	LIBOR	London Interbank Offered Rate
BABs	Build America Bonds	CMO	Collateralized Mortgage Obligation	NCUA	National Credit Union Administration
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	OIS	Overnight Index Swap
BBSW	Bank Bill Swap Reference Rate	FDIC	Federal Deposit Insurance Corp.	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDI	Brazil Interbank Deposit Rate

114	PIMCO SHORT DURATION STRATEGY FUNDS

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Sub-Advisory Agreements

(Unaudited)

At a meeting held on August 12-13, 2013, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including all of the independent Trustees, approved the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s series (the “Funds”) for an additional one-year term through August 31, 2014. The Board also considered and approved for an additional one-year term through August 31, 2014, the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Funds. The Board also considered and approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“RALLC”), on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, for an additional one-year term through August 31, 2014; and (ii) Sub-Advisory Agreements (the “Sub-Advisory Agreements”) with RALLC, on behalf of PIMCO EM Fundamental IndexPLUS® AR Strategy Fund, PIMCO Fundamental Advantage Absolute Return Strategy Fund, PIMCO Fundamental IndexPLUS® AR Fund, PIMCO International Fundamental IndexPLUS® AR Strategy Fund, PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund and PIMCO Worldwide Fundamental Advantage AR Strategy Fund, each a series of the Trust, for an additional one-year term through August 31, 2014.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Funds’ investment performance and a significant amount of information relating to fund operations, including the Funds’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Funds, and, if available, information about the fees charged and services provided to other clients with similar investment mandates as the Funds. The

Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 12-13, 2013 meeting. The independent Trustees also met with counsel to the Trust on August 2, 2013 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to fund profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	115

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Sub-Advisory Agreements (Cont.)

and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders; and its attention to matters that may involve conflicts of interest between the Funds’ investments and those of other accounts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time, including the PIMCO All Asset suite, the PIMCO CommodityRealReturn Strategy Fund®, the PIMCO Emerging Markets Corporate Bond Fund, the PIMCO Global Advantage® Strategy Bond Fund, the PIMCO Global Multi-Asset Fund, the PIMCO RealRetirement® Funds, the PIMCO Real Return Fund and the PIMCO Unconstrained Bond Fund.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Funds do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only the counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2012, including, but not limited to, undertaking significant technology and outsourcing initiatives, expanding the quality management system for processes/activities, implementing a new relationship management model with key intermediaries, enhancing the Funds’ recordkeeping system to comply with Internal Revenue Service cost basis reporting requirements, transitioning to a proprietary platform for shareholder cash flow reporting, continuing to refine the “Pricing Portal” to streamline and automate certain pricing functions, continuing to migrate shareholder confirmation and statement creation and mailing to Broadridge Investor Connection Solutions, Inc., streamlining processes to enable earlier daily net asset value delivery to major intermediary clients and to enhance transparency in the pricing process, working with PricewaterhouseCoopers LLP to analyze the impact of the Foreign Account Tax Compliance Act, and engaging in extensive preparation and testing of business continuity capabilities to respond quickly in the event of a crisis.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by RALLC to the PIMCO EM Fundamental IndexPLUS® AR Strategy Fund, PIMCO Fundamental Advantage Absolute Return Strategy Fund, PIMCO Fundamental IndexPLUS® AR Fund, PIMCO International Fundamental IndexPLUS® AR Strategy Fund, PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund and PIMCO Worldwide Fundamental Advantage AR Strategy Fund. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreement and Sub-Advisory Agreements are likely to benefit the Funds and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Funds under the Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Funds and their shareholders.

116	PIMCO SHORT DURATION STRATEGY FUNDS

(Unaudited)

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Funds’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2013 and other performance data, as available, for the period ended June 30, 2013 (the “PIMCO Report”) and from Lipper concerning the Funds’ one-, three-, five-, ten- and fifteen-year performance, as available, for the periods ended May 31, 2013 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 12-13, 2013 meeting. The Trustees noted that the assets of the Funds continued to grow and that a majority of the Funds outperformed the Lipper medians over the three-year and longer periods ended May 31, 2013. The Board noted that, as of May 31, 2013, the Institutional Class of 66%, 79% and 72% of the Funds outperformed its Lipper category median over the three-year, five-year and ten-year period, respectively. The Trustees considered that other classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Funds may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the funds’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Funds offer (i.e., Funds may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Funds and their so-called peers may be inexact.

The Board noted that, of the Funds with at least five years of performance history, 93% of the PIMCO Funds’ assets (based on Institutional Class Performance) have outperformed the relative benchmark indexes on a net-of-fees basis over the five-year period ended May 31, 2013. The Board also noted that, according to Lipper, the Funds generally performed well versus competitors during the short- and long-term, but that certain Funds had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered PIMCO’s proposal to reduce the advisory fees and supervisory and administrative fees for certain Funds effective October 1, 2013, and historic fee reductions, including the supervisory and administrative fee reductions that took effect in May 2011.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, while providing premium investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Fund returns to current and potential investors. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers reductions where appropriate, and noted in particular, the proposed reductions in the advisory fees and supervisory and administrative fees for certain Funds effective October 1, 2013. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	117

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Sub-Advisory Agreements (Cont.)

net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds.

The Board also reviewed data comparing the Funds’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Funds were equal to or lower than PIMCO standard separate account fee rates in 34 out of 48 strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Funds, the size of the assets under management with PIMCO, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. In considering the fees paid by the Funds, the Board also noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same fee rates as institutional investors in the Funds.

The Board also considered the Funds’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Funds’ business has become increasingly complex and the number of Funds has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare PIMCO Funds’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Funds. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. The Board noted that several Funds launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Funds’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying Funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying Funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Fund fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels even if the Funds’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Fund, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

118	PIMCO SHORT DURATION STRATEGY FUNDS

(Unaudited)

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Fund’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Funds and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Fund’s operating costs rise. The Board reviewed the history of the Funds’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Fund at specified levels for a period of time to make the Funds attractive to an institutional shareholder base. The Board noted that additional Funds and share classes have been launched on that institutional platform, which has meant that, overall, the Funds have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Funds had been set competitively, had been reduced for some Funds over time including the proposed reductions for certain Funds, had been held steady for most Funds as assets grew and continued to be competitive compared with peers. The Trustees noted that the absence of breakpoints in the Funds’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. The Trustees noted that the benefits of the unified fee were apparent during the recent financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets.

The Board concluded that the Funds’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Funds, to the benefit of Fund shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Funds. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Funds and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Funds’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and RALLC favored the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreements. The Board concluded that the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreement and the Sub-Advisory Agreements, and that the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreements was in the best interests of the Funds and their shareholders.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	119

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class B, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

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PF4007SAR_093013

Your Global Investment Authority

PIMCO Funds

Semiannual Report

September 30, 2013

StocksPLUS® Funds

PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)

PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)

PIMCO Small Cap StocksPLUS® AR Strategy Fund

PIMCO StocksPLUS® Fund

PIMCO StocksPLUS® Absolute Return Fund

PIMCO StocksPLUS® AR Short Strategy Fund

PIMCO StocksPLUS® Long Duration Fund

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	B
■	C
■	R

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		13
Benchmark Descriptions		15
Financial Highlights		16
Statements of Assets and Liabilities		26
Statements of Operations		28
Statements of Changes in Net Assets		29
Notes to Financial Statements		110
Glossary		130
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Sub-Advisory Agreements		131

Fund	Fund Summary	Schedule of Investments

PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	6	31
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	7	43
PIMCO Small Cap StocksPLUS® AR Strategy Fund	8	52
PIMCO StocksPLUS® Fund	9	64
PIMCO StocksPLUS® Absolute Return Fund	10	74
PIMCO StocksPLUS® AR Short Strategy Fund	11	86
PIMCO StocksPLUS® Long Duration Fund	12	101

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Over the past six months, investors witnessed periods of heightened market volatility brought on by uncertainty around monetary and fiscal policy, geopolitical concerns in Egypt and Syria, and a slower than-historically expected rebound in the global economy.

In particular, beginning in late May conditions in financial markets deteriorated rapidly as investors reacted to signals by the Federal Reserve (“Fed”) that it might begin to slow its quantitative easing (QE3) asset purchases. Fed Chairman Ben Bernanke outlined a plan for eventually tapering purchases of U.S. Treasuries and mortgage-backed securities (“MBS”) as the U.S. economy begins to meet certain growth targets. This shift in tone in late May spooked investors, and fueled a broad-based sell-off in fixed income assets through June and again in early September, raising prices for market liquidity and sending yields higher across the risk spectrum.

However, the volatility led to a policy clarification in mid-September. While markets had already begun pricing in a “taper lite,” the Fed surprised most investors when it announced that not only would no tapering occur for now, but also that it had broadened its unemployment and inflation targets. The decision to maintain its $85 billion monthly purchases was believed to reflect the sluggishness of the U.S. economic recovery and continued concerns about fiscal uncertainty in Washington. It also highlighted the unprecedented dependence of asset prices on central bank policy in the absence of strong economic fundamentals. The Fed’s tempered economic outlook and decision to hold off any tapering for the time being, while maintaining the Federal Funds Rate within a narrow range of 0-25 basis points, helped to stabilize bond prices.

Towards the end of the reporting period and into October, investors were kept on edge by the uncertain fiscal policy landscape—namely the partial shutdown of the U.S. government that began during the first week of October, the ongoing debt ceiling negotiations between the White House and Congress, and confirmation proceedings for the next Fed Chairman. Investors were relieved by the last-minute deal announced on October 17 that reached an agreement to reopen the U.S. government and raise the debt ceiling. However, political rancor and dysfunction in Washington is likely to contribute to further volatility in the financial markets.

Although markets have stabilized somewhat and bond yields have generally moved lower from the highs reached in early September, the need for vigilance has increased. The global markets and economy remain uncertain, with potential for added instability from fiscal mishaps in Washington or geopolitical events such as those in Egypt and Syria.

Included below are highlights of the financial markets during our six-month reporting period:

■

U.S. Treasuries generally underperformed most other developed sovereign bond markets on a hedged basis during the reporting period. The threat of a reduction in the Fed’s asset purchase program (QE3) weighed on U.S. Treasuries through much of the summer, when the 10-year U.S. Treasury yield reached a high of 3.00% in September. U.S. Treasury yields subsequently fell in mid-September due to lower-than-expected job growth, among other sluggish economic indicators, and the Fed’s decision not to taper its asset purchase program. The yield on the benchmark 10-year U.S. Treasury note was 2.61% at the end of the reporting period, compared with 1.85% on March 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, declined 1.77% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) declined 6.40%, as represented by the Barclays U.S. TIPS Index. Real rates backed up beginning in late May amid the Fed’s comments that it would begin to scale down monthly asset purchases by the end of the year if the economy grows as expected. In addition, technical factors further pressured the U.S. TIPS market, causing U.S. TIPS to underperform nominal U.S. Treasuries. Real rate volatility subsided towards the end of the reporting period in response to the Fed’s September announcement to postpone tapering and as technicals improved. Diversified commodities posted negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 7.52%.

2	PIMCO STOCKSPLUS® FUNDS

■

Agency mortgage-backed securities outperformed like-duration U.S. Treasuries amid a general stabilization in interest rates and the Fed’s surprising decision not to taper towards the end of the reporting period. The Fed’s active participation in the MBS sector continued to drive differentiation in performance between coupons. As a result, mid-range coupons were notable outperformers relative to like-duration U.S. Treasuries. These “Fed-supported” origination coupons benefited from the Fed’s decision not to taper, as well as increased demand from real estate investment trusts (“REITs”) and money managers. Prices for non-Agency mortgages rose, particularly those with lower quality collateral. Commercial MBS also outperformed due to an increase in risk appetite on the back of continued accommodative monetary policies.

■

The U.S. investment grade credit market outperformed like-duration U.S. Treasuries as spreads tightened amid improving growth fundamentals in the U.S. and Europe. In terms of relative performance, the financial sector outperformed non-financials as balance sheets and profits continued to improve. The high yield sector also posted strong absolute returns, outperforming most other fixed income sectors driven by investor demand for higher yielding assets with lower duration (or sensitivity to changes in market interest rates) alongside concerns for rising interest rates.

■

Municipal bonds, both tax-exempt and taxable, posted negative absolute returns as municipal yields moved higher. Rising interest rate concerns associated with the possibility of Fed tapering, along with harmful headlines about municipal bonds issued by Detroit and Puerto Rico, drove market weakness during the period. Longer duration and lower quality municipal bonds underperformed the general municipal bond market, with new issue volume declining as issuers remained on the sidelines due to concern over a potential rising interest rate environment.

■

Emerging market (“EM”) fixed income assets underperformed U.S. Treasuries as speculation regarding Fed tapering and the implication of slower growth in China weighed on EM fixed income assets, both external and local, despite a September rally after the Fed decided against immediate tapering.

■

Despite a generally volatile period for equities globally, U.S. equities returned 8.31%, as measured by the S&P 500 Index, and global equities, as represented by the MSCI World Index, returned 8.87%. However, emerging market equities, as measured by the MSCI Emerging Markets Index, declined 2.78%.

On the following pages of this PIMCO Funds Semiannual Report, please find specific details of each Fund’s investment performance and a discussion of factors that most affected performance.

Thank you for the trust you have placed in us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com/investments to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board and President PIMCO Funds October 23, 2013

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a Fund. Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, inverse correlation and compounding risk, smaller company risk, management risk and short sale risk. A complete description of these and other risks is contained in each Fund’s prospectus. The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, tax risk, and the risk that a fund could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified fund.

On each individual Fund Summary page in this Semiannual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflects any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class B shares are subject to a CDSC, which declines from 3.5% (or 5% for certain Funds) in the first year to 0% at the end of the fifth year (or sixth year for certain Funds). As of November 1, 2009, Class B shares of PIMCO Funds are no longer available for purchase, except through exchanges and dividend reinvestments. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on each individual Fund Summary page are as of the currently effective prospectus, as supplemented to date. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 at the end of the month that the Institutional Class of the Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P, or Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same Fund Classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes.

4	PIMCO STOCKSPLUS® FUNDS

The following table discloses the inception dates of each Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class B	Class C	Class R
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	11/30/06	11/30/06	04/30/08	11/30/06	11/30/06	11/30/06	—	11/30/06	—
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	10/30/03	10/30/03	03/09/12	—	10/30/03	10/30/03	10/30/03	10/30/03	—
PIMCO Small Cap StocksPLUS® AR Strategy Fund	03/31/06	03/31/06	04/30/08	—	07/31/06	07/31/06	—	07/31/06	—
PIMCO StocksPLUS® Fund	05/13/93	05/13/93	04/30/08	01/07/97	04/08/98	01/20/97	01/20/97	01/20/97	12/31/02
PIMCO StocksPLUS® Absolute Return Fund	06/28/02	06/28/02	04/30/08	—	07/31/03	07/31/03	07/31/03	07/31/03	—
PIMCO StocksPLUS® AR Short Strategy Fund	07/23/03	07/23/03	01/29/10	—	07/31/06	07/31/06	—	07/31/06	—
PIMCO StocksPLUS® Long Duration Fund	08/31/07	08/31/07	—	—	—	—	—	—	—

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares, respectively.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	5

PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)

Institutional Class - PSKIX	Class D - PPUDX
Class P - PPLPX	Class A - PPUAX
Administrative Class - PSKAX	Class C - PPUCX

Cumulative Returns Through September 30, 2013

Allocation Breakdown‡

Short-Term Instruments	36.0%
U.S. Government Agencies	27.9%
Corporate Bonds & Notes	11.9%
U.S. Treasury Obligations	5.9%
Municipal Bonds & Notes	5.4%
Other	12.9%
‡	% of Total Investments as of 09/30/13

Average Annual Total Return for the period ended September 30, 2013
	6 Months*	1 Year	5 Years	Fund Inception (11/30/06)
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) Institutional Class	8.96%	23.68%	12.55%	5.49%
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) Class P	8.83%	23.60%	12.48%	5.43%
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) Administrative Class	8.77%	23.16%	12.42%	5.33%
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) Class D	8.67%	23.10%	12.16%	5.06%
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) Class A	8.61%	23.22%	12.11%	5.06%
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) Class A (adjusted)	4.54%	18.55%	11.27%	4.47%
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) Class C	8.32%	22.22%	11.27%	4.28%
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) Class C (adjusted)	7.32%	21.22%	11.27%	4.28%
MSCI EAFE Net Dividend Index (USD Unhedged)	10.47%	23.77%	6.35%	1.45%
Lipper International Multi-Cap Core Funds Average	8.70%	20.45%	6.34%	1.46%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.65% for the Institutional Class shares, 0.75% for Class P shares, 0.90% for Administrative Class shares, 1.05% for Class D shares, 1.05% for Class A shares, and 1.80% for Class C shares.

Portfolio Insights

»

The PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) seeks total return which exceeds that of its benchmark index, consistent with prudent investment management, by investing under normal circumstances in non-U.S. equity derivatives, backed by a portfolio of Fixed Income Instruments. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have more discretion with respect to overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps.

»	The Fund’s holdings of equity index derivatives had a positive impact on performance as the MSCI EAFE Net Dividend Index (USD Unhedged) posted positive returns over the reporting period.

»

Within the fixed income collateral backing the equity index derivatives, duration (or sensitivity to changes in market interest rates) positioning detracted from returns as U.S. Treasury yields rose over the reporting period.

»	The Fund benefited from earning a higher yield than the money market interest rate cost associated with equity index derivatives ownership.

»	An allocation to mortgage-backed securities added to returns as the sector broadly outperformed U.S. Treasuries on a duration-adjusted basis over the reporting period.

»

Holdings of investment grade corporate bonds had a positive impact on performance as the overall investment grade corporate bond sector outperformed U.S. Treasuries on a duration-adjusted basis over the reporting period.

»	Investments in municipal bonds detracted from performance as these holdings generally declined in value over the reporting period.

»	Exposure to emerging market economies detracted from performance as these securities underperformed U.S. Treasuries on a duration-adjusted basis over the reporting period.

6	PIMCO STOCKSPLUS® FUNDS

PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)

Institutional Class - PISIX	Class A - PIPAX
Class P - PIUHX	Class B - PIPBX
Class D - PIPDX	Class C - PIPCX

Cumulative Returns Through September 30, 2013

Allocation Breakdown‡

U.S. Treasury Obligations	26.7%
U.S. Government Agencies	24.1%
Short-Term Instruments	17.7%
Corporate Bonds & Notes	13.7%
Exchange-Traded Funds	6.5%
Other	11.3%
‡	% of Total Investments as of 09/30/13

Average Annual Total Return for the period ended September 30, 2013
	6 Months*	1 Year	5 Years	Fund Inception (10/30/03)
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) Institutional Class	6.66%	26.88%	13.68%	9.85%
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) Class P	6.69%	26.70%	13.58%	9.79%
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) Class D	6.35%	26.30%	13.21%	9.38%
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) Class A	6.45%	26.51%	13.27%	9.40%
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) Class A (adjusted)	2.46%	21.77%	12.00%	8.78%
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) Class B	6.05%	25.37%	12.44%	8.78%
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) Class B (adjusted)	1.05%	20.37%	12.22%	8.78%
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) Class C	6.09%	25.34%	12.39%	8.61%
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) Class C (adjusted)	5.09%	24.34%	12.39%	8.61%
MSCI EAFE Net Dividend Hedged USD Index	8.80%	28.06%	6.21%	6.43%
Lipper International Multi-Cap Core Funds Average	8.70%	20.45%	6.34%	6.98%	**

All Fund returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 10/31/2003.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 5.00% CDSC on Class B shares one- and five-year returns, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.78% for the Institutional Class shares, 0.88% for Class P shares, 1.18% for Class D shares, 1.18% for Class A shares, 1.93% for Class B shares, and 1.93% for Class C shares.

Portfolio Insights

»

The PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) seeks total return which exceeds that of its benchmark index, consistent with prudent investment management, by investing under normal circumstances in non-U.S. equity derivatives, backed by a portfolio of Fixed Income Instruments. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have more discretion with respect to overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

»

Portfolios managed to U.S. dollar-hedged benchmarks are hedged to the U.S. dollar. On a total return basis, portfolios that were hedged to the U.S. dollar generally underperformed unhedged portfolios over the reporting period, as the U.S. dollar depreciated.

»	The Fund’s holdings of equity index derivatives had a positive impact on performance as the MSCI EAFE Net Dividend Hedged USD Index posted positive returns over the reporting period.

»

Within the fixed income collateral backing the equity index derivatives, duration (or sensitivity to changes in market interest rates) positioning detracted from returns as U.S. Treasury yields rose over the reporting period.

»	The Fund benefited from earning a higher yield than the money market interest rate cost associated with equity index derivatives ownership.

»	An allocation to mortgage-backed securities added to returns as the sector broadly outperformed U.S. Treasuries on a duration-adjusted basis over the reporting period.

»

Holdings of investment grade corporate bonds had a positive impact on performance as the overall investment grade corporate bond sector outperformed U.S. Treasuries on a duration-adjusted basis over the reporting period.

»	Investments in municipal bonds detracted from performance as these holdings generally declined in value over the reporting period.

»	Exposure to emerging market economies detracted from performance as these securities underperformed U.S. Treasuries on a duration-adjusted basis over the reporting period.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	7

PIMCO Small Cap StocksPLUS® AR Strategy Fund

Institutional Class - PSCSX	Class A - PCKAX
Class P - PCKPX	Class C - PCKCX
Class D - PCKDX

Cumulative Returns Through September 30, 2013

Allocation Breakdown‡

Short-Term Instruments	42.9%
Corporate Bonds & Notes	19.6%
U.S. Government Agencies	16.5%
U.S. Treasury Obligations	10.2%
Mortgage-Backed Securities	3.6%
Other	7.2%
‡	% of Total Investments as of 09/30/13

Average Annual Total Return for the period ended September 30, 2013
	6 Months*	1 Year	5 Years	Fund Inception (03/31/06)
PIMCO Small Cap StocksPLUS® AR Strategy Fund Institutional Class	11.66%	29.59%	18.87%	11.55%
PIMCO Small Cap StocksPLUS® AR Strategy Fund Class P	11.67%	29.47%	18.71%	11.42%
PIMCO Small Cap StocksPLUS® AR Strategy Fund Class D	11.53%	29.14%	18.41%	11.13%
PIMCO Small Cap StocksPLUS® AR Strategy Fund Class A	11.51%	29.04%	18.43%	11.16%
PIMCO Small Cap StocksPLUS® AR Strategy Fund Class A (adjusted)	7.33%	24.20%	17.53%	10.60%
PIMCO Small Cap StocksPLUS® AR Strategy Fund Class C	11.09%	28.16%	17.54%	10.28%
PIMCO Small Cap StocksPLUS® AR Strategy Fund Class C (adjusted)	10.09%	27.16%	17.54%	10.28%
Russell 2000® Index	13.61%	30.06%	11.15%	6.06%
Lipper Small-Cap Core Funds Average	11.92%	28.77%	11.41%	5.91%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.69% for the Institutional Class shares, 0.79% for Class P shares, 1.09% for Class D shares, 1.09% for Class A shares, and 1.84% for Class C shares.

Portfolio Insights

»

The PIMCO Small Cap StocksPLUS® AR Strategy Fund seeks total return which exceeds that of the Russell 2000® Index by investing under normal circumstances in Russell 2000® Index derivatives, backed by a diversified portfolio of Fixed Income Instruments actively managed by PIMCO. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have more discretion with respect to overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps.

»	The Fund’s holdings of equity index derivatives made positive contributions to performance as the Russell 2000® Index posted positive returns over the reporting period.

»

Within the fixed income collateral backing the equity index derivatives, duration (or sensitivity to changes in market interest rates) positioning detracted from returns as U.S. Treasury yields rose over the reporting period.

»	The Fund benefited from earning a higher yield than the money market interest rate cost associated with equity index derivatives ownership.

»	An allocation to mortgage-backed securities added to returns as the sector broadly outperformed U.S. Treasuries on a duration-adjusted basis over the reporting period.

»

Holdings of investment grade corporate bonds had a positive impact on performance as the overall investment grade corporate bond sector outperformed U.S. Treasuries on a duration-adjusted basis over the reporting period.

»	Investments in municipal bonds detracted from performance as these holdings generally declined in value over the reporting period.

»	Exposure to emerging market economies detracted from performance as these securities underperformed U.S. Treasuries on a duration-adjusted basis over the reporting period.

8	PIMCO STOCKSPLUS® FUNDS

PIMCO StocksPLUS® Fund

Institutional Class - PSTKX	Class A - PSPAX
Class P - PSKPX	Class B - PSPBX
Administrative Class - PPLAX	Class C - PSPCX
Class D - PSPDX	Class R - PSPRX

Cumulative Returns Through September 30, 2013

Allocation Breakdown‡

Corporate Bonds & Notes	29.4%
Short-Term Instruments	27.4%
U.S. Government Agencies	24.0%
Mortgage-Backed Securities	8.0%
Asset-Backed Securities	5.7%
Other	5.5%
‡	% of Total Investments as of 09/30/13

Average Annual Total Return for the period ended September 30, 2013
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (05/13/93)
PIMCO StocksPLUS® Fund Institutional Class	8.26%	20.48%	12.98%	7.79%	9.47%
PIMCO StocksPLUS® Fund Class P	8.26%	20.40%	12.87%	7.74%	9.46%
PIMCO StocksPLUS® Fund Administrative Class	8.16%	20.33%	12.82%	7.58%	9.17%
PIMCO StocksPLUS® Fund Class D	8.10%	20.08%	12.57%	7.37%	9.00%
PIMCO StocksPLUS® Fund Class A	8.02%	19.97%	12.55%	7.36%	9.00%
PIMCO StocksPLUS® Fund Class A (adjusted)	3.97%	15.47%	11.86%	7.03%	8.84%
PIMCO StocksPLUS® Fund Class B	7.76%	19.23%	11.73%	6.81%	8.72%
PIMCO StocksPLUS® Fund Class B (adjusted)	2.76%	14.23%	11.48%	6.81%	8.72%
PIMCO StocksPLUS® Fund Class C	7.81%	19.44%	12.00%	6.83%	8.47%
PIMCO StocksPLUS® Fund Class C (adjusted)	6.81%	18.44%	12.00%	6.83%	8.47%
PIMCO StocksPLUS® Fund Class R	7.97%	19.67%	12.31%	7.12%	8.77%
S&P 500 Index	8.31%	19.34%	10.02%	7.57%	8.91%
Lipper Large-Cap Core Funds Average	8.44%	19.69%	9.18%	7.16%	8.51%	**

All Fund returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 04/30/1993.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 5.00% CDSC on Class B shares one- and five-year returns, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.50% for the Institutional Class shares, 0.60% for Class P shares, 0.75% for Administrative Class shares, 0.90% for Class D shares, 0.90% for Class A shares, 1.65% for Class B shares, 1.40% for Class C shares, and 1.15% for Class R shares.

Portfolio Insights

»

The PIMCO StocksPLUS® Fund seeks total return which exceeds that of the S&P 500 Index by investing under normal circumstances in S&P 500 Index derivatives, backed by a portfolio of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps.

»	The Fund’s holdings of equity index derivatives made a positive contribution to performance as the S&P 500 Index posted positive returns over the reporting period.

»

Within the fixed income collateral backing the equity index derivatives, duration (or sensitivity to changes in market interest rates) positioning detracted from returns as U.S. Treasury yields rose over the reporting period.

»	The Fund benefited from earning a higher yield than the money market interest rate cost associated with equity index derivatives ownership.

»	An allocation to mortgage-backed securities added to returns as the sector broadly outperformed U.S. Treasuries on a duration-adjusted basis over the reporting period.

»

Holdings of investment grade corporate bonds had a positive impact on performance as the overall investment grade corporate bond sector outperformed U.S. Treasuries on a duration-adjusted basis over the reporting period.

»	Investments in municipal bonds detracted from performance as these holdings generally declined in value over the reporting period.

»	Exposure to emerging market economies detracted from performance as these securities underperformed U.S. Treasuries on a duration-adjusted basis over the reporting period.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	9

PIMCO StocksPLUS® Absolute Return Fund

Institutional Class - PSPTX	Class A - PTOAX
Class P - PTOPX	Class B - PTOBX
Class D - PSTDX	Class C - PSOCX

Cumulative Returns Through September 30, 2013

Allocation Breakdown‡

Short-Term Instruments	37.8%
U.S. Government Agencies	24.6%
Corporate Bonds & Notes	17.1%
Mortgage-Backed Securities	6.8%
U.S. Treasury Obligations	6.1%
Other	7.6%
‡	% of Total Investments as of 09/30/13

Average Annual Total Return for the period ended September 30, 2013
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (06/28/02)
PIMCO StocksPLUS® Absolute Return Fund Institutional Class	6.36%	18.34%	16.13%	9.73%	9.58%
PIMCO StocksPLUS® Absolute Return Fund Class P	6.37%	18.27%	16.01%	9.66%	9.51%
PIMCO StocksPLUS® Absolute Return Fund Class D	6.26%	17.81%	15.65%	9.30%	9.15%
PIMCO StocksPLUS® Absolute Return Fund Class A	6.14%	17.87%	15.66%	9.32%	9.16%
PIMCO StocksPLUS® Absolute Return Fund Class A (adjusted)	2.16%	13.45%	14.78%	8.90%	8.79%
PIMCO StocksPLUS® Absolute Return Fund Class B	5.76%	16.95%	14.85%	8.65%	8.58%
PIMCO StocksPLUS® Absolute Return Fund Class B (adjusted)	2.26%	13.45%	14.79%	8.65%	8.58%
PIMCO StocksPLUS® Absolute Return Fund Class C	5.84%	17.07%	14.83%	8.50%	8.34%
PIMCO StocksPLUS® Absolute Return Fund Class C (adjusted)	4.84%	16.07%	14.83%	8.50%	8.34%
S&P 500 Index	8.31%	19.34%	10.02%	7.57%	6.96%
Lipper Large-Cap Core Funds Average	8.44%	19.69%	9.18%	7.16%	6.45%	**

All Fund returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 06/30/2002.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 3.50% CDSC on Class B shares one- and five-year returns, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.64% for the Institutional Class shares, 0.74% for Class P shares, 1.04% for Class D shares, 1.04% for Class A shares, 1.79% for Class B shares, and 1.79% for Class C shares.

Portfolio Insights

»

The PIMCO StocksPLUS® Absolute Return Fund seeks total return which exceeds that of the S&P 500 Index by investing under normal circumstances in S&P 500 Index derivatives, backed by a portfolio of Fixed Income Instruments. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have more discretion with respect to overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps.

»	The Fund’s holdings of equity index derivatives made a positive contribution to performance as the S&P 500 Index posted positive returns over the reporting period.

»

Within the fixed income collateral backing the equity index derivatives, duration (or sensitivity to changes in market interest rates) positioning detracted from returns as U.S. Treasury yields rose over the reporting period.

»	The Fund benefited from earning a higher yield than the money market interest rate cost associated with equity index derivatives ownership.

»	An allocation to mortgage-backed securities added to returns as the sector broadly outperformed U.S. Treasuries on a duration-adjusted basis over the reporting period.

»

Holdings of investment grade corporate bonds had a positive impact on performance as the overall investment grade corporate bond sector outperformed U.S. Treasuries on a duration-adjusted basis over the reporting period.

»	Investments in municipal bonds detracted from performance as these holdings generally declined in value over the reporting period.

»	Exposure to emerging market economies detracted from performance as these securities underperformed U.S. Treasuries on a duration-adjusted basis over the reporting period.

10	PIMCO STOCKSPLUS® FUNDS

PIMCO StocksPLUS® AR Short Strategy Fund

Institutional Class - PSTIX	Class A - PSSAX
Class P - PSPLX	Class C - PSSCX
Class D - PSSDX

Cumulative Returns Through September 30, 2013

Allocation Breakdown‡

Short-Term Instruments	40.1%
U.S. Government Agencies	21.8%
Corporate Bonds & Notes	17.7%
U.S. Treasury Obligations	8.9%
Mortgage-Backed Securities	5.0%
Other	6.5%
‡	% of Total Investments as of 09/30/13

Average Annual Total Return for the period ended September 30, 2013
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (07/23/03)
PIMCO StocksPLUS® AR Short Strategy Fund Institutional Class	-8.85%	-16.17%	-6.28%	-1.56%	-1.39%
PIMCO StocksPLUS® AR Short Strategy Fund Class P	-8.90%	-16.21%	-6.37%	-1.64%	-1.47%
PIMCO StocksPLUS® AR Short Strategy Fund Class D	-8.96%	-16.42%	-6.68%	-1.97%	-1.80%
PIMCO StocksPLUS® AR Short Strategy Fund Class A	-9.00%	-16.69%	-6.73%	-2.00%	-1.83%
PIMCO StocksPLUS® AR Short Strategy Fund Class A (adjusted)	-12.41%	-19.82%	-7.44%	-2.37%	-2.20%
PIMCO StocksPLUS® AR Short Strategy Fund Class C	-9.47%	-17.29%	-7.43%	-2.75%	-2.58%
PIMCO StocksPLUS® AR Short Strategy Fund Class C (adjusted)	-10.37%	-18.12%	-7.43%	-2.75%	-2.58%
S&P 500 Index	8.31%	19.34%	10.02%	7.57%	7.52%	**
Inverse of S&P 500 Index	-8.18%	-17.06%	-12.09%	-9.06%	-9.00%
Lipper Dedicated Short-Bias Fund Average	-13.98%	-25.04%	-29.64%	-16.51%	-16.71%	**

All Fund returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 07/31/2003.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.65% for the Institutional Class shares, 0.75% for Class P shares, 1.05% for Class D shares, 1.05% for Class A shares, and 1.80% for Class C shares.

The performance of this Fund relative to its benchmark since inception is influenced by the Fund’s use of investment strategies that attempt to profit from pricing inefficiencies in the various markets in which the Fund may invest. The strategies were employed shortly after the inception of the Fund and have not been employed in the last several years. Specifically, market conditions had temporarily allowed the Fund to simultaneously purchase and sell equivalent stock index futures contracts in two markets to benefit from a discrepancy in their prices. There can be no assurance nor is there any expectation that the Fund will be able to implement these or similar strategies in the future. Past performance is no guarantee of future results, and the Fund’s performance since inception should not be expected to continue in the future.

Portfolio Insights

»

The PIMCO StocksPLUS® AR Short Strategy Fund seeks total return through the implementation of short investment positions on the S&P 500 Index (the “Index”) by investing primarily in short positions with respect to the Index or specific Index securities, backed by a portfolio of Fixed Income Instruments, such that the Fund’s net asset value may vary inversely with the value of the Index on a daily basis, subject to certain limitations as summarized in the Fund’s prospectus. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have more discretion with respect to overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will maintain short positions through the use of a combination of derivatives, including options, futures, options on futures, and swaps. The Fund may invest, without limitation, in such instruments. However, the Fund is not designed or expected to produce returns which replicate the inverse of the performance of the Index, and the degree of variation could be substantial, particularly over longer periods.

»	The Fund’s short stock market exposure through equity index derivatives negatively impacted performance as the S&P 500 Index posted positive returns over the reporting period.

»

Within the fixed income collateral backing the equity index derivatives, duration (or sensitivity to changes in market interest rates) positioning detracted from returns as U.S. Treasury yields rose over the reporting period.

»	The Fund benefited from earning a higher yield than the money market interest rate cost associated with equity index derivatives ownership.

»	An allocation to mortgage-backed securities added to returns as the sector broadly outperformed U.S. Treasuries on a duration-adjusted basis over the reporting period.

»

Holdings of investment grade corporate bonds had a positive impact on performance as the overall investment grade corporate bond sector outperformed U.S. Treasuries on a duration-adjusted basis over the reporting period.

»	Investments in municipal bonds detracted from performance as these holdings generally declined in value over the reporting period.

»	Exposure to emerging market economies detracted from performance as these securities underperformed U.S. Treasuries on a duration-adjusted basis over the reporting period.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	11

PIMCO StocksPLUS® Long Duration Fund

Institutional Class - PSLDX

Cumulative Returns Through September 30, 2013

Allocation Breakdown‡

Corporate Bonds & Notes	42.6%
U.S. Treasury Obligations	19.9%
U.S. Government Agencies	13.3%
Short-Term Instruments	10.2%
Municipal Bonds & Notes	6.0%
Other	8.0%
‡	% of Total Investments as of 09/30/13

Average Annual Total Return for the period ended September 30, 2013
	6 Months*	1 Year	5 Years	Fund Inception (08/31/07)
PIMCO StocksPLUS® Long Duration Fund Institutional Class	-0.24%	8.81%	19.29%	11.10%
S&P 500 Index	8.31%	19.34%	10.02%	4.46%
S&P 500 Index + Barclays Long-Term Government/Credit Index—3 Month LIBOR	0.71%	9.27%	19.21%	10.79%
Lipper Large-Cap Core Funds Average	8.44%	19.69%	9.18%	3.91%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.60% for the Institutional Class shares.

Portfolio Insights

»

The PIMCO StocksPLUS® Long Duration Fund seeks total return which exceeds that of its benchmark indexes, consistent with prudent investment management, by investing under normal circumstances in S&P 500 Index derivatives, backed by a diversified portfolio of long-term Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps.

»

A slightly below-benchmark U.S. duration (or sensitivity to changes in market interest rates), on average for the reporting period, added to performance as U.S. Treasury yields rose across most maturities.

»	An emphasis on the short-term portion of the U.S. Treasury yield curve added to performance as the two- to thirty-year yield spread steepened during the reporting period.

»	An out-of-benchmark allocation to Canadian developed interest rates detracted from performance as Canadian yields rose across most maturities during the reporting period.

»	An underweight allocation to corporates was a significant detractor from performance as they outperformed like-duration U.S. Treasuries during the reporting period.

»	Exposure to U.S. equity markets, through S&P 500 Index derivatives, added to performance as the S&P 500 Index rose over the reporting period.

12	PIMCO STOCKSPLUS® FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2013 to September 30, 2013 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Beginning Account Value (04/01/13)	Ending Account Value (09/30/13)	Expenses Paid During Period*	Beginning Account Value (04/01/13)	Ending Account Value (09/30/13)	Expenses Paid During Period*	Net Annualized Expense Ratio
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)
Institutional Class	$1,000.00	$1,089.60	$3.35	$1,000.00	$1,021.86	$3.24	0.64%
Class P	1,000.00	1,088.30	3.87	1,000.00	1,021.36	3.75	0.74
Administrative Class	1,000.00	1,087.70	4.66	1,000.00	1,020.61	4.51	0.89
Class D	1,000.00	1,086.70	5.44	1,000.00	1,019.85	5.27	1.04
Class A	1,000.00	1,086.10	5.44	1,000.00	1,019.85	5.27	1.04
Class C	1,000.00	1,083.20	9.35	1,000.00	1,016.09	9.05	1.79
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)
Institutional Class	$1,000.00	$1,066.60	$3.94	$1,000.00	$1,021.26	$3.85	0.76%
Class P	1,000.00	1,066.90	4.46	1,000.00	1,020.76	4.36	0.86
Class D	1,000.00	1,063.50	6.00	1,000.00	1,019.25	5.87	1.16
Class A	1,000.00	1,064.50	6.00	1,000.00	1,019.25	5.87	1.16
Class B	1,000.00	1,060.50	9.87	1,000.00	1,015.49	9.65	1.91
Class C	1,000.00	1,060.90	9.87	1,000.00	1,015.49	9.65	1.91

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	13

Expense Examples (Cont.)

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Beginning Account Value (04/01/13)	Ending Account Value (09/30/13)	Expenses Paid During Period*	Beginning Account Value (04/01/13)	Ending Account Value (09/30/13)	Expenses Paid During Period*	Net Annualized Expense Ratio
PIMCO Small Cap StocksPLUS® AR Strategy Fund
Institutional Class	$1,000.00	$1,116.60	$3.66	$1,000.00	$1,021.61	$3.50	0.69%
Class P	1,000.00	1,116.70	4.19	1,000.00	1,021.11	4.00	0.79
Class D	1,000.00	1,115.30	5.78	1,000.00	1,019.60	5.52	1.09
Class A	1,000.00	1,115.10	5.78	1,000.00	1,019.60	5.52	1.09
Class C	1,000.00	1,110.90	9.74	1,000.00	1,015.84	9.30	1.84
PIMCO StocksPLUS® Fund
Institutional Class	$1,000.00	$1,082.60	$2.66	$1,000.00	$1,022.51	$2.59	0.51%
Class P	1,000.00	1,082.60	3.18	1,000.00	1,022.01	3.09	0.61
Administrative Class	1,000.00	1,081.60	3.97	1,000.00	1,021.26	3.85	0.76
Class D	1,000.00	1,081.00	4.75	1,000.00	1,020.51	4.61	0.91
Class A	1,000.00	1,080.20	4.75	1,000.00	1,020.51	4.61	0.91
Class B	1,000.00	1,077.60	8.65	1,000.00	1,016.75	8.39	1.66
Class C	1,000.00	1,078.10	7.35	1,000.00	1,018.00	7.13	1.41
Class R	1,000.00	1,079.70	6.05	1,000.00	1,019.25	5.87	1.16
PIMCO StocksPLUS® Absolute Return Fund
Institutional Class	$1,000.00	$1,063.60	$3.31	$1,000.00	$1,021.86	$3.24	0.64%
Class P	1,000.00	1,063.70	3.83	1,000.00	1,021.36	3.75	0.74
Class D	1,000.00	1,062.60	5.38	1,000.00	1,019.85	5.27	1.04
Class A	1,000.00	1,061.40	5.37	1,000.00	1,019.85	5.27	1.04
Class B	1,000.00	1,057.60	9.23	1,000.00	1,016.09	9.05	1.79
Class C	1,000.00	1,058.40	9.24	1,000.00	1,016.09	9.05	1.79
PIMCO StocksPLUS® AR Short Strategy Fund
Institutional Class	$1,000.00	$911.50	$3.07	$1,000.00	$1,021.86	$3.24	0.64%
Class P	1,000.00	911.00	3.55	1,000.00	1,021.36	3.75	0.74
Class D	1,000.00	910.40	4.98	1,000.00	1,019.85	5.27	1.04
Class A	1,000.00	910.00	4.98	1,000.00	1,019.85	5.27	1.04
Class C	1,000.00	905.30	8.55	1,000.00	1,016.09	9.05	1.79
PIMCO StocksPLUS® Long Duration Fund
Institutional Class	$1,000.00	$997.60	$3.00	$1,000.00	$1,022.06	$3.04	0.60%

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

14	PIMCO STOCKSPLUS® FUNDS

Benchmark Descriptions

Index	Description

Barclays U.S. Aggregate Index	Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays U.S. TIPS Index	Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Inflation Notes Index. It is not possible to invest directly in an unmanaged index.

Dow Jones-UBS Commodity Index Total Return	Dow Jones-UBS Commodity Index Total Return is an unmanaged index composed of futures contracts on 20 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

Inverse of S&P 500 Index	Inverse of S&P 500 Index is the negative equivalent of the return of the S&P 500 index. S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

MSCI EAFE Net Dividend Hedged USD Index	MSCI EAFE Net Dividend Hedged USD Index is an unmanaged index of issuers in countries of Europe, Australia, and the Far East represented in U.S. Dollars on a hedged basis. It is not possible to invest directly in the index.

MSCI EAFE Net Dividend Index (USD Unhedged)	MSCI EAFE Net Dividend Index (USD Unhedged) is an unmanaged index of issuers in countries of Europe, Australia, and the Far East represented in U.S. Dollars on a unhedged basis. It is not possible to invest directly in the index.

MSCI Emerging Markets Index (Net Dividends in USD)	The MSCI Emerging Markets Index (Net Dividends in USD) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in the index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 24 developed market country indices. It is not possible to invest directly in an unmanaged index.

Russell 2000® Index	Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000 Index and is considered to be representative of the small cap market in general. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

S&P 500 Index + Barclays Long-Term Government/Credit Index—3 Month LIBOR	S&P 500 Index + Barclays Long-Term Government/Credit Index—3 Month LIBOR: The benchmark is a blend constructed by adding the returns of the S&P 500 Index to the Barclays Long-Term Government/Credit Index and subtracting 3-Month LIBOR. S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. The Barclays Long-Term Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of 10 years or more. The 3 Month LIBOR (London Intrabank Offered Rate) is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	15

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)		Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)
Institutional Class
04/01/2013 - 09/30/2013+	$6.77	$0.04		$0.55	$0.59	$(0.19)	$0.00	$0.00	$(0.19)
03/31/2013	6.17	0.10		1.05	1.15	(0.49)	(0.06)	0.00	(0.55)
03/31/2012	6.64	0.11		(0.33)	(0.22)	(0.25)	0.00	0.00	(0.25)
03/31/2011	6.40	0.12		0.84	0.96	(0.65)	(0.07)	0.00	(0.72)
03/31/2010	4.60	0.20		3.60	3.80	(2.00)	0.00	0.00	(2.00)
03/31/2009	9.55	0.36		(5.13)	(4.77)	0.00	(0.06)	(0.12)	(0.18)
Class P
04/01/2013 - 09/30/2013+	6.79	0.04		0.55	0.59	(0.19)	0.00	0.00	(0.19)
03/31/2013	6.19	0.10		1.06	1.16	(0.50)	(0.06)	0.00	(0.56)
03/31/2012	6.67	0.11		(0.35)	(0.24)	(0.24)	0.00	0.00	(0.24)
03/31/2011	6.40	0.11		0.86	0.97	(0.63)	(0.07)	0.00	(0.70)
03/31/2010	4.60	0.20		3.59	3.79	(1.99)	0.00	0.00	(1.99)
04/30/2008 - 03/31/2009	10.14	0.32		(5.68)	(5.36)	0.00	(0.06)	(0.12)	(0.18)
Administrative Class
04/01/2013 - 09/30/2013+	6.71	0.04		0.54	0.58	(0.19)	0.00	0.00	(0.19)
03/31/2013	6.13	0.08		1.09	1.17	(0.53)	(0.06)	0.00	(0.59)
03/31/2012	6.61	0.10		(0.34)	(0.24)	(0.24)	0.00	0.00	(0.24)
03/31/2011	6.37	0.10		0.85	0.95	(0.64)	(0.07)	0.00	(0.71)
03/31/2010	4.59	0.19		3.58	3.77	(1.99)	0.00	0.00	(1.99)
03/31/2009	9.54	0.34		(5.12)	(4.78)	0.00	(0.06)	(0.11)	(0.17)
Class D
04/01/2013 - 09/30/2013+	6.70	0.03		0.54	0.57	(0.18)	0.00	0.00	(0.18)
03/31/2013	6.10	0.07		1.04	1.11	(0.45)	(0.06)	0.00	(0.51)
03/31/2012	6.57	0.09		(0.33)	(0.24)	(0.23)	0.00	0.00	(0.23)
03/31/2011	6.32	0.09		0.85	0.94	(0.62)	(0.07)	0.00	(0.69)
03/31/2010	4.57	0.17		3.57	3.74	(1.99)	0.00	0.00	(1.99)
03/31/2009	9.49	0.36		(5.12)	(4.76)	0.00	(0.06)	(0.10)	(0.16)
Class A
04/01/2013 - 09/30/2013+	6.68	0.03		0.53	0.56	(0.18)	0.00	0.00	(0.18)
03/31/2013	6.08	0.07		1.04	1.11	(0.45)	(0.06)	0.00	(0.51)
03/31/2012	6.56	0.09		(0.34)	(0.25)	(0.23)	0.00	0.00	(0.23)
03/31/2011	6.33	0.09		0.84	0.93	(0.63)	(0.07)	0.00	(0.70)
03/31/2010	4.57	0.15		3.60	3.75	(1.99)	0.00	0.00	(1.99)
03/31/2009	9.51	0.34		(5.11)	(4.77)	0.00	(0.06)	(0.11)	(0.17)
Class C
04/01/2013 - 09/30/2013+	6.53	0.00	^	0.53	0.53	(0.16)	0.00	0.00	(0.16)
03/31/2013	5.93	0.03		1.00	1.03	(0.37)	(0.06)	0.00	(0.43)
03/31/2012	6.42	0.04		(0.33)	(0.29)	(0.20)	0.00	0.00	(0.20)
03/31/2011	6.22	0.04		0.83	0.87	(0.60)	(0.07)	0.00	(0.67)
03/31/2010	4.53	0.11		3.54	3.65	(1.96)	0.00	0.00	(1.96)
03/31/2009	9.45	0.30		(5.07)	(4.77)	0.00	(0.06)	(0.09)	(0.15)

PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)
Institutional Class
04/01/2013 - 09/30/2013+	$7.51	$0.02		$0.47	$0.49	$(0.23)	$0.00	$0.00	$(0.23)
03/31/2013	6.76	0.08		1.44	1.52	(0.66)	(0.11)	0.00	(0.77)
03/31/2012	7.41	0.17		(0.31)	(0.14)	(0.41)	(0.10)	0.00	(0.51)
03/31/2011	9.32	0.27		0.45	0.72	(2.63)	0.00	0.00	(2.63)
03/31/2010	6.46	0.54		4.29	4.83	(1.69)	(0.28)	0.00	(1.97)
03/31/2009	10.31	0.54		(4.38)	(3.84)	(0.01)	0.00	0.00	(0.01)
Class P
04/01/2013 - 09/30/2013+	7.47	0.01		0.48	0.49	(0.23)	0.00	0.00	(0.23)
03/31/2013	6.75	0.02		1.49	1.51	(0.68)	(0.11)	0.00	(0.79)
03/09/2012 - 03/31/2012	6.88	0.01		(0.03)	(0.02)	(0.11)	0.00	0.00	(0.11)

Please see footnotes on page 24.

16	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate**

$7.17	8.96%	$1,292,178	0.64	%*	0.64	%*	0.64	%*	0.64	%*	1.29	%*	223%
6.77	19.02	1,112,067	0.65		0.65		0.64		0.64		1.59		574
6.17	(2.95)	909,672	0.64		0.64		0.64		0.64		1.83		778
6.64	15.90	395,385	0.65		0.65		0.64		0.64		1.78		427
6.40	84.13	68,672	0.65		0.65		0.64		0.64		3.04		493
4.60	(50.26)	37,609	1.68		1.68		0.64		0.64		5.12		456

7.19	8.83	21,382	0.74	*	0.74	*	0.74	*	0.74	*	1.17	*	223
6.79	19.13	13,272	0.75		0.75		0.74		0.74		1.47		574
6.19	(3.17)	2,906	0.74		0.74		0.74		0.74		1.73		778
6.67	16.04	113	0.75		0.75		0.74		0.74		1.80		427
6.40	83.88	15	0.75		0.75		0.74		0.74		2.82		493
4.60	(53.16)	5	1.73	*	1.73	*	0.74	*	0.74	*	5.07	*	456

7.10	8.77	1,687	0.89	*	0.89	*	0.89	*	0.89	*	1.03	*	223
6.71	19.64	1,349	0.90		0.90		0.89		0.89		1.21		574
6.13	(3.32)	11	0.89		0.89		0.89		0.89		1.58		778
6.61	15.75	11	0.90		0.90		0.89		0.89		1.60		427
6.37	83.60	10	0.90		0.90		0.89		0.89		2.80		493
4.59	(50.37)	5	1.94		1.94		0.89		0.89		4.86		456

7.09	8.67	19,516	1.04	*	1.04	*	1.04	*	1.04	*	0.88	*	223
6.70	18.66	25,444	1.05		1.05		1.04		1.04		1.17		574
6.10	(3.25)	18,507	1.04		1.04		1.04		1.04		1.49		778
6.57	15.58	3,294	1.05		1.05		1.04		1.04		1.40		427
6.32	83.30	3,235	1.05		1.05		1.04		1.04		2.49		493
4.57	(50.39)	497	2.08		2.08		1.04		1.04		4.78		456

7.06	8.61	17,558	1.04	*	1.04	*	1.04	*	1.04	*	0.88	*	223
6.68	18.69	13,652	1.05		1.05		1.04		1.04		1.17		574
6.08	(3.45)	5,718	1.04		1.04		1.04		1.04		1.43		778
6.56	15.49	5,090	1.05		1.05		1.04		1.04		1.53		427
6.33	83.63	7,146	1.05		1.05		1.04		1.04		2.32		493
4.57	(50.47)	540	2.10		2.10		1.04		1.04		4.69		456

6.90	8.32	6,292	1.79	*	1.79	*	1.79	*	1.79	*	0.13	*	223
6.53	17.78	4,276	1.80		1.80		1.79		1.79		0.45		574
5.93	(4.18)	2,105	1.79		1.79		1.79		1.79		0.71		778
6.42	14.70	1,039	1.80		1.80		1.79		1.79		0.72		427
6.22	81.99	716	1.80		1.80		1.79		1.79		1.56		493
4.53	(50.76)	71	2.88		2.88		1.79		1.79		3.97		456

$7.77	6.66%	$319,044	0.76	%*	0.76	%*	0.75	%*	0.75	%*	0.41	%*	353%
7.51	24.04	279,791	0.76		0.76		0.75		0.75		1.18		510
6.76	(1.62)	111,595	0.76		0.76		0.75		0.75		2.63		896
7.41	8.75	125,963	0.76		0.76		0.75		0.75		3.10		1,051
9.32	76.88	162,453	0.95		0.95		0.75		0.75		6.16		1,196
6.46	(37.30)	217,610	2.45		2.45		0.75		0.75		6.64		1,001

7.73	6.69	24,141	0.86	*	0.86	*	0.85	*	0.85	*	0.36	*	353
7.47	23.94	7,591	0.86		0.86		0.85		0.85		0.33		510
6.75	(0.23)	10	0.86	*	0.86	*	0.85	*	0.85	*	2.39	*	896

Please see footnotes on page 24.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	17

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)		Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) (Cont.)
Class D
04/01/2013 - 09/30/2013+	$7.28	$(0.00	)^	$0.45	$0.45	$(0.21)	$0.00	$0.00	$(0.21)
03/31/2013	6.58	0.02		1.44	1.46	(0.65)	(0.11)	0.00	(0.76)
03/31/2012	7.24	0.15		(0.31)	(0.16)	(0.40)	(0.10)	0.00	(0.50)
03/31/2011	9.16	0.24		0.43	0.67	(2.59)	0.00	0.00	(2.59)
03/31/2010	6.38	0.38		4.35	4.73	(1.67)	(0.28)	0.00	(1.95)
03/31/2009	10.22	0.54		(4.38)	(3.84)	0.00	0.00	0.00	0.00
Class A
04/01/2013 - 09/30/2013+	7.28	0.00	^	0.46	0.46	(0.22)	0.00	0.00	(0.22)
03/31/2013	6.57	0.04		1.42	1.46	(0.64)	(0.11)	0.00	(0.75)
03/31/2012	7.23	0.15		(0.31)	(0.16)	(0.40)	(0.10)	0.00	(0.50)
03/31/2011	9.17	0.24		0.42	0.66	(2.60)	0.00	0.00	(2.60)
03/31/2010	6.38	0.44		4.30	4.74	(1.67)	(0.28)	0.00	(1.95)
03/31/2009	10.23	0.53		(4.38)	(3.85)	0.00	0.00	0.00	0.00
Class B
04/01/2013 - 09/30/2013+	7.03	(0.03)		0.45	0.42	(0.20)	0.00	0.00	(0.20)
03/31/2013	6.28	0.03		1.31	1.34	(0.48)	(0.11)	0.00	(0.59)
03/31/2012	6.96	0.10		(0.30)	(0.20)	(0.38)	(0.10)	0.00	(0.48)
03/31/2011	8.90	0.17		0.42	0.59	(2.53)	0.00	0.00	(2.53)
03/31/2010	6.25	0.39		4.17	4.56	(1.63)	(0.28)	0.00	(1.91)
03/31/2009	10.08	0.46		(4.29)	(3.83)	0.00	0.00	0.00	0.00
Class C
04/01/2013 - 09/30/2013+	6.92	(0.02)		0.43	0.41	(0.20)	0.00	0.00	(0.20)
03/31/2013	6.26	(0.00	)^	1.33	1.33	(0.56)	(0.11)	0.00	(0.67)
03/31/2012	6.95	0.10		(0.31)	(0.21)	(0.38)	(0.10)	0.00	(0.48)
03/31/2011	8.91	0.17		0.42	0.59	(2.55)	0.00	0.00	(2.55)
03/31/2010	6.26	0.39		4.18	4.57	(1.64)	(0.28)	0.00	(1.92)
03/31/2009	10.10	0.46		(4.30)	(3.84)	0.00	0.00	0.00	0.00

PIMCO Small Cap StocksPLUS® AR Strategy Fund
Institutional Class
04/01/2013 - 09/30/2013+	$9.03	$0.03		$1.02	$1.05	$(0.11)	$0.00	$0.00	$(0.11)
03/31/2013	7.77	0.13		1.76	1.89	(0.63)	0.00	0.00	(0.63)
03/31/2012	8.10	0.15		(0.10)	0.05	(0.38)	0.00	0.00	(0.38)
03/31/2011	6.97	0.14		2.21	2.35	(1.22)	0.00	0.00	(1.22)
03/31/2010	5.63	0.33		4.64	4.97	(3.63)	0.00	0.00	(3.63)
03/31/2009	9.07	0.26		(3.65)	(3.39)	(0.01)	0.00	(0.04)	(0.05)
Class P
04/01/2013 - 09/30/2013+	8.99	0.03		1.01	1.04	(0.10)	0.00	0.00	(0.10)
03/31/2013	7.76	0.12		1.75	1.87	(0.64)	0.00	0.00	(0.64)
03/31/2012	8.09	0.17		(0.13)	0.04	(0.37)	0.00	0.00	(0.37)
03/31/2011	6.97	0.13		2.20	2.33	(1.21)	0.00	0.00	(1.21)
03/31/2010	5.63	0.16		4.81	4.97	(3.63)	0.00	0.00	(3.63)
04/30/2008 - 03/31/2009	9.49	0.27		(4.09)	(3.82)	0.00	0.00	(0.04)	(0.04)
Class D
04/01/2013 - 09/30/2013+	8.90	0.01		1.01	1.02	(0.09)	0.00	0.00	(0.09)
03/31/2013	7.66	0.10		1.73	1.83	(0.59)	0.00	0.00	(0.59)
03/31/2012	7.98	0.14		(0.11)	0.03	(0.35)	0.00	0.00	(0.35)
03/31/2011	6.91	0.12		2.17	2.29	(1.22)	0.00	0.00	(1.22)
03/31/2010	5.61	0.23		4.69	4.92	(3.62)	0.00	0.00	(3.62)
03/31/2009	9.04	0.28		(3.69)	(3.41)	0.00	0.00	(0.02)	(0.02)

Please see footnotes on page 24.

18	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate**

$7.52	6.35%	$121,629	1.16	%*	1.16	%*	1.15	%*	1.15	%*	(0.02	)%*	353%
7.28	23.65	193,252	1.16		1.16		1.15		1.15		0.28		510
6.58	(1.97)	14,524	1.16		1.16		1.15		1.15		2.28		896
7.24	8.31	34,149	1.16		1.16		1.15		1.15		2.79		1,051
9.16	76.21	47,459	1.20		1.20		1.15		1.15		4.04		1,196
6.38	(37.57)	3,580	2.97		2.97		1.15		1.15		6.22		1,001

7.52	6.45	117,883	1.16	*	1.16	*	1.15	*	1.15	*	0.04	*	353
7.28	23.67	63,609	1.16		1.16		1.15		1.15		0.56		510
6.57	(1.95)	12,271	1.16		1.16		1.15		1.15		2.29		896
7.23	8.23	24,117	1.16		1.16		1.15		1.15		2.84		1,051
9.17	76.37	11,470	1.28		1.28		1.15		1.15		4.92		1,196
6.38	(37.63)	5,192	2.95		2.95		1.15		1.15		6.19		1,001

7.25	6.05	667	1.91	*	1.91	*	1.90	*	1.90	*	(0.72	)*	353
7.03	22.61	544	1.91		1.91		1.90		1.90		0.44		510
6.28	(2.66)	903	1.91		1.91		1.90		1.90		1.54		896
6.96	7.59	2,338	1.91		1.91		1.90		1.90		2.08		1,051
8.90	75.05	3,580	2.05		2.05		1.90		1.90		4.53		1,196
6.25	(38.00)	2,702	3.72		3.72		1.90		1.90		5.32		1,001

7.13	6.09	43,942	1.91	*	1.91	*	1.90	*	1.90	*	(0.69	)*	353
6.92	22.61	18,589	1.91		1.91		1.90		1.90		(0.07)		510
6.26	(2.80)	5,042	1.91		1.91		1.90		1.90		1.53		896
6.95	7.56	9,754	1.91		1.91		1.90		1.90		2.11		1,051
8.91	75.03	4,949	2.05		2.05		1.90		1.90		4.43		1,196
6.26	(38.02)	2,751	3.72		3.72		1.90		1.90		5.39		1,001

$9.97	11.66%	$386,116	0.69	%*	0.69	%*	0.69	%*	0.69	%*	0.70	%*	278%
9.03	25.60	316,979	0.69		0.69		0.69		0.69		1.63		566
7.77	1.17	171,799	0.69		0.69		0.69		0.69		2.10		666
8.10	35.77	201,665	0.71		0.71		0.69		0.69		1.94		571
6.97	94.74	154,296	0.79		0.79		0.69		0.69		4.42		762
5.63	(37.56)	450,524	1.02		1.02		0.69		0.69		3.89		609

9.93	11.67	94,384	0.79	*	0.79	*	0.79	*	0.79	*	0.58	*	278
8.99	25.34	58,393	0.79		0.79		0.79		0.79		1.45		566
7.76	1.04	5,348	0.79		0.79		0.79		0.79		2.32		666
8.09	35.41	2,234	0.81		0.81		0.79		0.79		1.75		571
6.97	94.65	1,868	0.80		0.80		0.79		0.79		2.33		762
5.63	(40.39)	6	1.15	*	1.15	*	0.79	*	0.79	*	3.88	*	609

9.83	11.53	359,828	1.09	*	1.09	*	1.09	*	1.09	*	0.28	*	278
8.90	25.00	255,795	1.09		1.09		1.09		1.09		1.21		566
7.66	0.94	95,341	1.09		1.09		1.09		1.09		1.89		666
7.98	35.09	106,387	1.13		1.13		1.09		1.09		1.59		571
6.91	94.07	1,780	1.13		1.13		1.09		1.09		3.03		762
5.61	(37.80)	124	1.58		1.58		1.09		1.09		3.73		609

Please see footnotes on page 24.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	19

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Small Cap StocksPLUS® AR Strategy Fund (Cont.)
Class A
04/01/2013 - 09/30/2013+	$8.94	$0.01	$1.01	$1.02	$(0.09)	$0.00	$0.00	$(0.09)
03/31/2013	7.69	0.10	1.74	1.84	(0.59)	0.00	0.00	(0.59)
03/31/2012	8.03	0.14	(0.13)	0.01	(0.35)	0.00	0.00	(0.35)
03/31/2011	6.93	0.12	2.19	2.31	(1.21)	0.00	0.00	(1.21)
03/31/2010	5.62	0.25	4.69	4.94	(3.63)	0.00	0.00	(3.63)
03/31/2009	9.06	0.27	(3.68)	(3.41)	0.00	0.00	(0.03)	(0.03)
Class C
04/01/2013 - 09/30/2013+	8.59	(0.02)	0.97	0.95	(0.07)	0.00	0.00	(0.07)
03/31/2013	7.37	0.04	1.67	1.71	(0.49)	0.00	0.00	(0.49)
03/31/2012	7.72	0.08	(0.12)	(0.04)	(0.31)	0.00	0.00	(0.31)
03/31/2011	6.73	0.06	2.12	2.18	(1.19)	0.00	0.00	(1.19)
03/31/2010	5.54	0.24	4.55	4.79	(3.60)	0.00	0.00	(3.60)
03/31/2009	8.97	0.22	(3.65)	(3.43)	0.00	0.00	0.00	0.00

PIMCO StocksPLUS® Fund
Institutional Class
04/01/2013 - 09/30/2013+	$9.20	$0.05	$0.70	$0.75	$(0.25)	$0.00	$0.00	$(0.25)
03/31/2013	8.67	0.11	1.33	1.44	(0.32)	(0.59)	0.00	(0.91)
03/31/2012	8.93	0.08	0.56	0.64	(0.41)	(0.49)	0.00	(0.90)
03/31/2011	8.27	0.12	1.30	1.42	(0.76)	0.00	0.00	(0.76)
03/31/2010	4.94	0.13	3.39	3.52	(0.19)	0.00	0.00	(0.19)
03/31/2009	9.95	0.33	(4.72)	(4.39)	(0.62)	0.00	0.00	(0.62)
Class P
04/01/2013 - 09/30/2013+	9.20	0.05	0.70	0.75	(0.25)	0.00	0.00	(0.25)
03/31/2013	8.68	0.10	1.33	1.43	(0.32)	(0.59)	0.00	(0.91)
03/31/2012	8.95	0.07	0.55	0.62	(0.40)	(0.49)	0.00	(0.89)
03/31/2011	8.28	0.12	1.29	1.41	(0.74)	0.00	0.00	(0.74)
03/31/2010	4.94	0.11	3.41	3.52	(0.18)	0.00	0.00	(0.18)
04/30/2008 - 03/31/2009	10.55	0.28	(5.27)	(4.99)	(0.62)	0.00	0.00	(0.62)
Administrative Class
04/01/2013 - 09/30/2013+	8.85	0.04	0.68	0.72	(0.25)	0.00	0.00	(0.25)
03/31/2013	8.38	0.11	1.29	1.40	(0.34)	(0.59)	0.00	(0.93)
03/31/2012	8.67	0.06	0.54	0.60	(0.40)	(0.49)	0.00	(0.89)
03/31/2011	8.05	0.10	1.26	1.36	(0.74)	0.00	0.00	(0.74)
03/31/2010	4.82	0.13	3.29	3.42	(0.19)	0.00	0.00	(0.19)
03/31/2009	9.71	0.31	(4.61)	(4.30)	(0.59)	0.00	0.00	(0.59)
Class D
04/01/2013 - 09/30/2013+	8.77	0.03	0.67	0.70	(0.23)	0.00	0.00	(0.23)
03/31/2013	8.28	0.07	1.26	1.33	(0.25)	(0.59)	0.00	(0.84)
03/31/2012	8.57	0.05	0.53	0.58	(0.38)	(0.49)	0.00	(0.87)
03/31/2011	7.97	0.08	1.25	1.33	(0.73)	0.00	0.00	(0.73)
03/31/2010	4.77	0.11	3.28	3.39	(0.19)	0.00	0.00	(0.19)
03/31/2009	9.65	0.28	(4.57)	(4.29)	(0.59)	0.00	0.00	(0.59)
Class A
04/01/2013 - 09/30/2013+	8.81	0.03	0.67	0.70	(0.24)	0.00	0.00	(0.24)
03/31/2013	8.31	0.07	1.28	1.35	(0.26)	(0.59)	0.00	(0.85)
03/31/2012	8.61	0.05	0.52	0.57	(0.38)	(0.49)	0.00	(0.87)
03/31/2011	8.00	0.08	1.26	1.34	(0.73)	0.00	0.00	(0.73)
03/31/2010	4.79	0.13	3.27	3.40	(0.19)	0.00	0.00	(0.19)
03/31/2009	9.69	0.29	(4.60)	(4.31)	(0.59)	0.00	0.00	(0.59)
Class B
04/01/2013 - 09/30/2013+	8.51	0.00 ^	0.66	0.66	(0.22)	0.00	0.00	(0.22)
03/31/2013	7.97	0.01	1.22	1.23	(0.10)	(0.59)	0.00	(0.69)
03/31/2012	8.28	(0.01)	0.51	0.50	(0.32)	(0.49)	0.00	(0.81)
03/31/2011	7.72	0.02	1.21	1.23	(0.67)	0.00	0.00	(0.67)
03/31/2010	4.66	0.07	3.16	3.23	(0.17)	0.00	0.00	(0.17)
03/31/2009	9.45	0.23	(4.48)	(4.25)	(0.54)	0.00	0.00	(0.54)

Please see footnotes on page 24.

20	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate**

$9.87	11.51%	$357,964	1.09	%*	1.09	%*	1.09	%*	1.09	%*	0.26	%*	278%
8.94	25.04	175,145	1.09		1.09		1.09		1.09		1.21		566
7.69	0.71	54,972	1.09		1.09		1.09		1.09		1.87		666
8.03	35.30	63,897	1.13		1.13		1.09		1.09		1.64		571
6.93	94.12	11,941	1.16		1.16		1.09		1.09		3.32		762
5.62	(37.73)	823	1.48		1.48		1.09		1.09		3.95		609

9.47	11.09	123,661	1.84	*	1.84	*	1.84	*	1.84	*	(0.48	)*	278
8.59	24.20	61,217	1.84		1.84		1.84		1.84		0.48		566
7.37	(0.07)	22,989	1.84		1.84		1.84		1.84		1.11		666
7.72	34.24	19,329	1.88		1.88		1.84		1.84		0.89		571
6.73	92.51	1,615	1.94		1.94		1.84		1.84		3.29		762
5.54	(38.24)	744	2.32		2.32		1.84		1.84		3.24		609

$9.70	8.26%	$459,550	0.51	%*	0.51	%*	0.50	%*	0.50	%*	1.10	%*	71%
9.20	17.72	857,270	0.50		0.50		0.50		0.50		1.24		321
8.67	8.52	1,313,949	0.50		0.50		0.50		0.50		0.95		404
8.93	18.59	1,193,012	0.50		0.50		0.50		0.50		1.49		225
8.27	71.35	654,432	0.54		0.54		0.50		0.50		1.82		392
4.94	(46.33)	143,460	1.10		1.10		0.50		0.50		4.18		425

9.70	8.26	11,089	0.61	*	0.61	*	0.60	*	0.60	*	0.98	*	71
9.20	17.58	13,058	0.60		0.60		0.60		0.60		1.16		321
8.68	8.25	1,149	0.60		0.60		0.60		0.60		0.89		404
8.95	18.53	995	0.60		0.60		0.60		0.60		1.36		225
8.28	71.31	315	0.61		0.61		0.60		0.60		1.49		392
4.94	(49.40)	5	1.23	*	1.23	*	0.60	*	0.60	*	4.23	*	425

9.32	8.16	5,875	0.76	*	0.76	*	0.75	*	0.75	*	0.84	*	71
8.85	17.97	5,063	0.75		0.75		0.75		0.75		1.28		321
8.38	8.17	3,378	0.75		0.75		0.75		0.75		0.73		404
8.67	18.30	3,355	0.75		0.75		0.75		0.75		1.23		225
8.05	70.96	2,857	0.79		0.79		0.75		0.75		1.94		392
4.82	(46.41)	1,665	1.31		1.31		0.75		0.75		3.86		425

9.24	8.10	18,893	0.91	*	0.91	*	0.90	*	0.90	*	0.69	*	71
8.77	17.27	22,003	0.90		0.90		0.90		0.90		0.86		321
8.28	8.07	6,953	0.90		0.90		0.90		0.90		0.57		404
8.57	18.11	11,501	0.90		0.90		0.90		0.90		1.02		225
7.97	71.00	8,827	0.94		0.94		0.90		0.90		1.59		392
4.77	(46.59)	2,572	1.53		1.53		0.90		0.90		3.83		425

9.27	8.02	179,080	0.91	*	0.91	*	0.90	*	0.90	*	0.69	*	71
8.81	17.37	110,928	0.90		0.90		0.90		0.90		0.85		321
8.31	7.96	82,266	0.90		0.90		0.90		0.90		0.59		404
8.61	18.13	83,042	0.90		0.90		0.90		0.90		1.07		225
8.00	70.93	68,038	0.94		0.94		0.90		0.90		1.90		392
4.79	(46.61)	53,364	1.52		1.52		0.90		0.90		3.82		425

8.95	7.76	2,155	1.66	*	1.66	*	1.65	*	1.65	*	(0.07	)*	71
8.51	16.43	1,272	1.65		1.65		1.65		1.65		0.10		321
7.97	7.26	2,492	1.65		1.65		1.65		1.65		(0.19)		404
8.28	17.20	5,635	1.65		1.65		1.65		1.65		0.31		225
7.72	69.42	8,664	1.69		1.69		1.65		1.65		1.14		392
4.66	(46.99)	6,937	2.25		2.25		1.65		1.65		3.04		425

Please see footnotes on page 24.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	21

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO StocksPLUS® Fund (Cont.)
Class C
04/01/2013 - 09/30/2013+	$8.58	$0.01	$0.66	$0.67	$(0.23)	$0.00	$0.00	$(0.23)
03/31/2013	8.07	0.03	1.24	1.27	(0.17)	(0.59)	0.00	(0.76)
03/31/2012	8.39	0.01	0.51	0.52	(0.35)	(0.49)	0.00	(0.84)
03/31/2011	7.81	0.04	1.23	1.27	(0.69)	0.00	0.00	(0.69)
03/31/2010	4.70	0.09	3.20	3.29	(0.18)	0.00	0.00	(0.18)
03/31/2009	9.53	0.24	(4.51)	(4.27)	(0.56)	0.00	0.00	(0.56)
Class R
04/01/2013 - 09/30/2013+	8.99	0.02	0.69	0.71	(0.23)	0.00	0.00	(0.23)
03/31/2013	8.49	0.05	1.29	1.34	(0.25)	(0.59)	0.00	(0.84)
03/31/2012	8.76	0.03	0.56	0.59	(0.37)	(0.49)	0.00	(0.86)
03/31/2011	8.13	0.07	1.27	1.34	(0.71)	0.00	0.00	(0.71)
03/31/2010	4.88	0.11	3.32	3.43	(0.18)	0.00	0.00	(0.18)
03/31/2009	9.85	0.27	(4.67)	(4.40)	(0.57)	0.00	0.00	(0.57)

PIMCO StocksPLUS® Absolute Return Fund
Institutional Class
04/01/2013 - 09/30/2013+	$9.92	$0.07	$0.56	$0.63	$(0.04)	$0.00	$0.00	$(0.04)
03/31/2013	8.76	0.15	1.62	1.77	(0.60)	(0.01)	0.00	(0.61)
03/31/2012	8.23	0.15	0.77	0.92	(0.39)	0.00	0.00	(0.39)
03/31/2011	7.14	0.17	1.42	1.59	(0.50)	0.00	0.00	(0.50)
03/31/2010	4.84	0.28	3.55	3.83	(1.53)	0.00	0.00	(1.53)
03/31/2009	10.02	0.50	(5.09)	(4.59)	(0.53)	0.00	(0.06)	(0.59)
Class P
04/01/2013 - 09/30/2013+	9.87	0.06	0.57	0.63	(0.04)	0.00	0.00	(0.04)
03/31/2013	8.73	0.14	1.61	1.75	(0.60)	(0.01)	0.00	(0.61)
03/31/2012	8.21	0.16	0.74	0.90	(0.38)	0.00	0.00	(0.38)
03/31/2011	7.13	0.16	1.42	1.58	(0.50)	0.00	0.00	(0.50)
03/31/2010	4.84	0.27	3.55	3.82	(1.53)	0.00	0.00	(1.53)
04/30/2008 - 03/31/2009	10.65	0.44	(5.66)	(5.22)	(0.53)	0.00	(0.06)	(0.59)
Class D
04/01/2013 - 09/30/2013+	9.77	0.05	0.56	0.61	(0.02)	0.00	0.00	(0.02)
03/31/2013	8.66	0.11	1.58	1.69	(0.57)	(0.01)	0.00	(0.58)
03/31/2012	8.14	0.13	0.75	0.88	(0.36)	0.00	0.00	(0.36)
03/31/2011	7.08	0.13	1.41	1.54	(0.48)	0.00	0.00	(0.48)
03/31/2010	4.82	0.25	3.53	3.78	(1.52)	0.00	0.00	(1.52)
03/31/2009	9.99	0.47	(5.07)	(4.60)	(0.51)	0.00	(0.06)	(0.57)
Class A
04/01/2013 - 09/30/2013+	9.88	0.05	0.56	0.61	(0.03)	0.00	0.00	(0.03)
03/31/2013	8.72	0.12	1.61	1.73	(0.56)	(0.01)	0.00	(0.57)
03/31/2012	8.21	0.13	0.74	0.87	(0.36)	0.00	0.00	(0.36)
03/31/2011	7.13	0.14	1.42	1.56	(0.48)	0.00	0.00	(0.48)
03/31/2010	4.85	0.26	3.54	3.80	(1.52)	0.00	0.00	(1.52)
03/31/2009	10.04	0.48	(5.10)	(4.62)	(0.51)	0.00	(0.06)	(0.57)
Class B
04/01/2013 - 09/30/2013+	9.64	0.01	0.55	0.56	(0.01)	0.00	0.00	(0.01)
03/31/2013	8.43	0.05	1.58	1.63	(0.41)	(0.01)	0.00	(0.42)
03/31/2012	7.93	0.07	0.72	0.79	(0.29)	0.00	0.00	(0.29)
03/31/2011	6.92	0.09	1.35	1.44	(0.43)	0.00	0.00	(0.43)
03/31/2010	4.74	0.20	3.47	3.67	(1.49)	0.00	0.00	(1.49)
03/31/2009	9.85	0.42	(5.01)	(4.59)	(0.46)	0.00	(0.06)	(0.52)
Class C
04/01/2013 - 09/30/2013+	9.51	0.01	0.55	0.56	(0.01)	0.00	0.00	(0.01)
03/31/2013	8.42	0.05	1.54	1.59	(0.49)	(0.01)	0.00	(0.50)
03/31/2012	7.94	0.07	0.72	0.79	(0.31)	0.00	0.00	(0.31)
03/31/2011	6.93	0.08	1.37	1.45	(0.44)	0.00	0.00	(0.44)
03/31/2010	4.75	0.20	3.47	3.67	(1.49)	0.00	0.00	(1.49)
03/31/2009	9.87	0.42	(5.02)	(4.60)	(0.46)	0.00	(0.06)	(0.52)

Please see footnotes on page 24.

22	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate**

$9.02	7.81%	$97,032	1.41	%*	1.41	%*	1.40	%*	1.40	%*	0.19	%*	71%
8.58	16.77	59,874	1.40		1.40		1.40		1.40		0.35		321
8.07	7.44	49,695	1.40		1.40		1.40		1.40		0.08		404
8.39	17.65	52,092	1.40		1.40		1.40		1.40		0.58		225
7.81	69.98	43,004	1.44		1.44		1.40		1.40		1.34		392
4.70	(46.88)	29,321	2.02		2.02		1.40		1.40		3.31		425

9.47	7.97	9,590	1.16	*	1.16	*	1.15	*	1.15	*	0.44	*	71
8.99	16.91	6,923	1.15		1.15		1.15		1.15		0.61		321
8.49	7.96	2,313	1.15		1.15		1.15		1.15		0.34		404
8.76	17.79	2,332	1.15		1.15		1.15		1.15		0.83		225
8.13	70.35	2,288	1.19		1.19		1.15		1.15		1.52		392
4.88	(46.69)	1,147	1.76		1.76		1.15		1.15		3.56		425

$10.51	6.36%	$270,611	0.64	%*	0.64	%*	0.64	%*	0.64	%*	1.31	%*	224%
9.92	21.14	327,485	0.64		0.64		0.64		0.64		1.67		419
8.76	11.68	167,147	0.64		0.64		0.64		0.64		1.98		601
8.23	23.03	181,890	0.64		0.64		0.64		0.64		2.31		476
7.14	81.47	155,222	0.69		0.69		0.64		0.64		4.21		609
4.84	(46.99)	101,848	2.56		2.56		0.64		0.64		6.61		521

10.46	6.37	98,450	0.74	*	0.74	*	0.74	*	0.74	*	1.20	*	224
9.87	21.00	67,376	0.74		0.74		0.74		0.74		1.52		419
8.73	11.57	5,013	0.74		0.74		0.74		0.74		2.04		601
8.21	22.86	2,186	0.74		0.74		0.74		0.74		2.07		476
7.13	81.20	329	0.76		0.76		0.74		0.74		3.80		609
4.84	(50.15)	5	2.55	*	2.55	*	0.74	*	0.74	*	6.52	*	521

10.36	6.26	294,753	1.04	*	1.04	*	1.04	*	1.04	*	0.91	*	224
9.77	20.40	357,116	1.04		1.04		1.04		1.04		1.27		419
8.66	11.25	115,818	1.04		1.04		1.04		1.04		1.67		601
8.14	22.52	111,590	1.04		1.04		1.04		1.04		1.72		476
7.08	80.66	15,281	1.09		1.09		1.04		1.04		3.61		609
4.82	(47.20)	4,352	2.94		2.94		1.04		1.04		6.24		521

10.46	6.14	305,217	1.04	*	1.04	*	1.04	*	1.04	*	0.91	*	224
9.88	20.72	207,083	1.04		1.04		1.04		1.04		1.27		419
8.72	11.07	76,257	1.04		1.04		1.04		1.04		1.68		601
8.21	22.59	75,423	1.04		1.04		1.04		1.04		1.88		476
7.13	80.58	37,735	1.09		1.09		1.04		1.04		3.78		609
4.85	(47.17)	12,052	2.97		2.97		1.04		1.04		6.20		521

10.19	5.76	1,847	1.79	*	1.79	*	1.79	*	1.79	*	0.17	*	224
9.64	19.95	931	1.79		1.79		1.79		1.79		0.60		419
8.43	10.41	1,968	1.79		1.79		1.79		1.79		0.89		601
7.93	21.47	4,288	1.79		1.79		1.79		1.79		1.20		476
6.92	79.64	6,378	1.84		1.84		1.79		1.79		3.12		609
4.74	(47.62)	5,619	3.75		3.75		1.79		1.79		5.42		521

10.06	5.84	149,095	1.79	*	1.79	*	1.79	*	1.79	*	0.17	*	224
9.51	19.71	74,798	1.79		1.79		1.79		1.79		0.52		419
8.42	10.36	24,647	1.79		1.79		1.79		1.79		0.94		601
7.94	21.59	19,000	1.79		1.79		1.79		1.79		1.13		476
6.93	79.47	9,275	1.84		1.84		1.79		1.79		3.09		609
4.75	(47.61)	6,559	3.74		3.74		1.79		1.79		5.43		521

Please see footnotes on page 24.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	23

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)		Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO StocksPLUS® AR Short Strategy Fund
Institutional Class
04/01/2013 - 09/30/2013+	$3.34	$0.02		$(0.32)	$(0.30)	$(0.02)	$0.00	$0.00	$(0.02)
03/31/2013	3.65	0.06		(0.31)	(0.25)	(0.06)	0.00	0.00	(0.06)
03/31/2012	4.13	0.10		(0.46)	(0.36)	(0.12)	0.00	0.00	(0.12)
03/31/2011	4.66	0.08		(0.55)	(0.47)	(0.06)	0.00	0.00	(0.06)
03/31/2010	6.88	0.10		(1.83)	(1.73)	(0.13)	(0.36)	0.00	(0.49)
03/31/2009	9.43	0.42		2.92	3.34	(0.23)	(5.66)	0.00	(5.89)
Class P
04/01/2013 - 09/30/2013+	3.34	0.02		(0.32)	(0.30)	(0.02)	0.00	0.00	(0.02)
03/31/2013	3.64	0.06		(0.31)	(0.25)	(0.05)	0.00	0.00	(0.05)
03/31/2012	4.13	0.10		(0.47)	(0.37)	(0.12)	0.00	0.00	(0.12)
03/31/2011	4.66	0.10		(0.57)	(0.47)	(0.06)	0.00	0.00	(0.06)
01/29/2010 - 03/31/2010	5.08	0.01		(0.41)	(0.40)	(0.02)	0.00	0.00	(0.02)
Class D
04/01/2013 - 09/30/2013+	3.25	0.01		(0.30)	(0.29)	(0.02)	0.00	0.00	(0.02)
03/31/2013	3.54	0.05		(0.31)	(0.26)	(0.03)	0.00	0.00	(0.03)
03/31/2012	4.01	0.09		(0.45)	(0.36)	(0.11)	0.00	0.00	(0.11)
03/31/2011	4.53	0.06		(0.53)	(0.47)	(0.05)	0.00	0.00	(0.05)
03/31/2010	6.71	0.08		(1.79)	(1.71)	(0.11)	(0.36)	0.00	(0.47)
03/31/2009	9.39	0.33		2.93	3.26	(0.28)	(5.66)	0.00	(5.94)
Class A
04/01/2013 - 09/30/2013+	3.25	0.01		(0.30)	(0.29)	(0.02)	0.00	0.00	(0.02)
03/31/2013	3.54	0.05		(0.31)	(0.26)	(0.03)	0.00	0.00	(0.03)
03/31/2012	4.01	0.09		(0.45)	(0.36)	(0.11)	0.00	0.00	(0.11)
03/31/2011	4.53	0.06		(0.53)	(0.47)	(0.05)	0.00	0.00	(0.05)
03/31/2010	6.73	0.08		(1.80)	(1.72)	(0.12)	(0.36)	0.00	(0.48)
03/31/2009	9.39	0.35		2.92	3.27	(0.27)	(5.66)	0.00	(5.93)
Class C
04/01/2013 - 09/30/2013+	3.17	0.00	^	(0.30)	(0.30)	(0.01)	0.00	0.00	(0.01)
03/31/2013	3.46	0.03		(0.31)	(0.28)	(0.01)	0.00	0.00	(0.01)
03/31/2012	3.93	0.05		(0.43)	(0.38)	(0.09)	0.00	0.00	(0.09)
03/31/2011	4.46	0.03		(0.53)	(0.50)	(0.03)	0.00	0.00	(0.03)
03/31/2010	6.65	0.05		(1.79)	(1.74)	(0.09)	(0.36)	0.00	(0.45)
03/31/2009	9.36	0.27		2.91	3.18	(0.23)	(5.66)	0.00	(5.89)

PIMCO StocksPLUS® Long Duration Fund
Institutional Class
04/01/2013 - 09/30/2013+	$8.84	$0.15		$(0.17)	$(0.02)	$(0.22)	$0.00	$0.00	$(0.22)
03/31/2013	8.14	0.28		1.68	1.96	(0.41)	(0.85)	0.00	(1.26)
03/31/2012	7.01	0.29		1.49	1.78	(0.19)	(0.46)	0.00	(0.65)
03/31/2011	8.17	0.34		1.48	1.82	(0.77)	(2.21)	0.00	(2.98)
03/31/2010	5.48	0.31		3.17	3.48	(0.29)	(0.50)	0.00	(0.79)
03/31/2009	9.21	0.31		(3.95)	(3.64)	(0.09)	0.00	0.00	(0.09)

+	Unaudited
*	Annualized
**	Effective April 1, 2010, the calculation methodology of the portfolio turnover rate has been updated to exclude investments in the PIMCO Short-Term Floating NAV Portfolio.
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2010, the Fund’s advisory fee was decreased by 0.05% to an annual rate of 0.39%.

24	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate**

$3.02	(8.85)%	$7,267,423	0.64	%*	0.64	%*	0.64	%*	0.64	%*	1.31	%*	220%
3.34	(7.05)	5,959,231	0.65		0.65		0.64		0.64		1.74		297
3.65	(8.92)	1,454,709	0.66		0.66		0.64		0.64		2.40		635
4.13	(10.22)	1,308,042	0.66	(b)	0.66	(b)	0.66	(b)	0.66	(b)	1.79		483
4.66	(25.64)	752,805	0.69		0.69		0.69		0.69		1.93		406
6.88	46.74	18,892	1.43		1.43		0.69		0.69		4.45		515

3.02	(8.90)	72,250	0.74	*	0.74	*	0.74	*	0.74	*	1.20	*	220
3.34	(7.08)	82,363	0.75		0.75		0.74		0.74		1.71		297
3.64	(9.17)	38,120	0.76		0.76		0.74		0.74		2.46		635
4.13	(10.22)	10,955	0.76	(b)	0.76	(b)	0.76	(b)	0.76	(b)	2.28		483
4.66	(7.86)	9	0.79	*	0.79	*	0.79	*	0.79	*	1.28	*	406

2.94	(8.96)	65,128	1.04	*	1.04	*	1.04	*	1.04	*	0.91	*	220
3.25	(7.46)	76,016	1.05		1.05		1.04		1.04		1.48		297
3.54	(9.26)	70,353	1.06		1.06		1.04		1.04		2.15		635
4.01	(10.50)	78,865	1.06	(b)	1.06	(b)	1.06	(b)	1.06	(b)	1.27		483
4.53	(25.95)	114,034	1.09		1.09		1.09		1.09		1.61		406
6.71	45.75	47,833	2.40		2.40		1.09		1.09		4.12		515

2.94	(9.00)	94,052	1.04	*	1.04	*	1.04	*	1.04	*	0.89	*	220
3.25	(7.55)	143,603	1.05		1.05		1.04		1.04		1.50		297
3.54	(9.27)	145,473	1.06		1.06		1.04		1.04		2.12		635
4.01	(10.49)	177,651	1.06	(b)	1.06	(b)	1.06	(b)	1.06	(b)	1.34		483
4.53	(26.10)	155,362	1.09		1.09		1.09		1.09		1.56		406
6.73	45.90	44,892	2.09		2.09		1.09		1.09		4.08		515

2.86	(9.47)	29,233	1.79	*	1.79	*	1.79	*	1.79	*	0.16	*	220
3.17	(8.07)	27,676	1.80		1.80		1.79		1.79		0.72		297
3.46	(9.94)	27,889	1.81		1.81		1.79		1.79		1.37		635
3.93	(11.30)	26,572	1.81	(b)	1.81	(b)	1.81	(b)	1.81	(b)	0.58		483
4.46	(26.63)	23,040	1.84		1.84		1.84		1.84		0.89		406
6.65	44.87	10,698	2.97		2.97		1.84		1.84		3.33		515

$8.60	(0.24)%	$465,205	0.60	%*	0.60	%*	0.59	%*	0.59	%*	3.36	%*	33%
8.84	25.55	886,610	0.60		0.60		0.59		0.59		3.19		52
8.14	26.51	524,448	0.59		0.59		0.59		0.59		3.93		276
7.01	25.78	491,002	0.60		0.60		0.59		0.59		4.24		339
8.17	64.82	419,105	0.60		0.60		0.59		0.59		4.24		417
5.48	(39.72)	206,821	0.81		0.81		0.59		0.59		4.39		464

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	25

Statements of Assets and Liabilities

(Amounts in thousands, except per share amounts)	PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	PIMCO Small Cap StocksPLUS® AR Strategy Fund	PIMCO StocksPLUS® Fund	PIMCO StocksPLUS® Absolute Return Fund	PIMCO StocksPLUS® AR Short Strategy Fund	PIMCO StocksPLUS® Long Duration Fund

Assets:
Investments, at value
Investments in securities*	$1,117,864	$666,077	$999,030	$643,402	$924,975	$5,723,363	$429,104
Investments in Affiliates	463,108	31,588	476,065	138,293	344,640	2,364,665	46,433
Financial Derivative Instruments
Exchange-traded or centrally cleared	333	36	327	276	337	26,579	15
Over the counter	63,519	49,852	77,778	61,274	55,259	5,887	520
Cash	139	64	496	4,137	21	5,958	45
Deposits with counterparty	11,296	14	24,541	18,565	11,306	62,300	4,144
Foreign currency, at value	2,573	1,200	1,329	2,002	70	537	74
Receivable for investments sold	406,042	147,067	435,755	18,897	412,089	1,899,167	4,882
Receivable for Fund shares sold	15,139	1,259	2,924	972	2,236	926	9
Interest and dividends receivable	5,043	2,419	4,670	1,767	4,223	26,234	4,342
Dividends receivable from Affiliates	68	7	101	32	61	528	11
Other assets	0	0	0	0	0	3	5
	2,085,124	899,583	2,023,016	889,617	1,755,217	10,116,147	489,584

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$0	$0	$0	$0	$0	$8,730
Payable for sale-buyback transactions	954	0	0	0	5,943	28,736	7,387
Payable for short sales	117,478	139,869	58,739	17,895	71,326	303,226	1,094
Financial Derivative Instruments
Exchange-traded or centrally cleared	74	1	213	1,969	4,652	287	3,092
Over the counter	5,873	22,518	3,529	1,883	4,347	180,821	658
Payable for investments purchased	523,280	59,264	550,130	7,493	478,881	2,043,779	1,144
Payable for investments in Affiliates purchased	68	7	101	32	61	528	12
Deposits from counterparty	77,895	48,987	85,436	66,259	62,929	23,311	796
Payable for Fund shares redeemed	265	1,168	1,919	10,393	6,237	3,640	1,248
Accrued investment advisory fees	370	212	429	151	334	2,225	129
Accrued supervisory and administrative fees	242	175	344	188	307	1,453	89
Accrued distribution fees	8	47	133	35	139	29	0
Accrued servicing fees	4	29	88	54	84	24	0
Other liabilities	0	0	2	1	4	2	0
	726,511	272,277	701,063	106,353	635,244	2,588,061	24,379

Net Assets	$1,358,613	$627,306	$1,321,953	$783,264	$1,119,973	$7,528,086	$465,205

Net Assets Consist of:
Paid in capital	$1,198,380	$576,024	$1,263,993	$854,739	$992,925	$9,380,914	$326,208
Undistributed (overdistributed) net investment income	19,407	9,586	(9,874)	17,666	2,285	24,942	11,252
Accumulated undistributed net realized gain (loss)	67,797	14,572	(23,959)	(154,353)	74,325	(1,771,543)	125,931
Net unrealized appreciation (depreciation)	73,029	27,124	91,793	65,212	50,438	(106,227)	1,814
	$1,358,613	$627,306	$1,321,953	$783,264	$1,119,973	$7,528,086	$465,205

Cost of Investments in Securities	$1,110,573	$661,033	$994,306	$642,013	$926,475	$5,694,952	$427,621
Cost of Investments in Affiliates	$463,039	$31,584	$475,924	$138,259	$344,560	$2,364,012	$46,429
Cost of Foreign Currency Held	$2,575	$1,195	$1,322	$2,014	$69	$532	$76
Proceeds Received on Short Sales	$116,990	$135,973	$58,491	$17,718	$71,024	$300,872	$1,093
Cost or Premiums of Financial Derivative Instruments, net	$(1,709)	$345	$(1,032)	$(961)	$(1,141)	$(8,162)	$(118)

* Includes repurchase agreements of:	$0	$3,693	$16,140	$6,707	$7,200	$67,666	$2,068

26	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

(Amounts in thousands, except per share amounts)	PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	PIMCO Small Cap StocksPLUS® AR Strategy Fund	PIMCO StocksPLUS® Fund	PIMCO StocksPLUS® Absolute Return Fund	PIMCO StocksPLUS® AR Short Strategy Fund	PIMCO StocksPLUS® Long Duration Fund

Net Assets:
Institutional Class	$1,292,178	$319,044	$386,116	$459,550	$270,611	$7,267,423	$465,205
Class P	21,382	24,141	94,384	11,089	98,450	72,250	NA
Administrative Class	1,687	NA	NA	5,875	NA	NA	NA
Class D	19,516	121,629	359,828	18,893	294,753	65,128	NA
Class A	17,558	117,883	357,964	179,080	305,217	94,052	NA
Class B	NA	667	NA	2,155	1,847	NA	NA
Class C	6,292	43,942	123,661	97,032	149,095	29,233	NA
Class R	NA	NA	NA	9,590	NA	NA	NA

Shares Issued and Outstanding:
Institutional Class	180,249	41,047	38,725	47,357	25,754	2,407,905	54,090
Class P	2,974	3,122	9,504	1,143	9,417	23,933	NA
Administrative Class	238	NA	NA	631	NA	NA	NA
Class D	2,754	16,163	36,621	2,044	28,466	22,189	NA
Class A	2,487	15,679	36,259	19,308	29,181	31,955	NA
Class B	NA	92	NA	241	181	NA	NA
Class C	912	6,159	13,061	10,758	14,829	10,206	NA
Class R	NA	NA	NA	1,012	NA	NA	NA

Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$7.17	$7.77	$9.97	$9.70	$10.51	$3.02	$8.60
Class P	7.19	7.73	9.93	9.70	10.46	3.02	NA
Administrative Class	7.10	NA	NA	9.32	NA	NA	NA
Class D	7.09	7.52	9.83	9.24	10.36	2.94	NA
Class A	7.06	7.52	9.87	9.27	10.46	2.94	NA
Class B	NA	7.25	NA	8.95	10.19	NA	NA
Class C	6.90	7.13	9.47	9.02	10.06	2.86	NA
Class R	NA	NA	NA	9.47	NA	NA	NA

^	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	27

Statements of Operations

Six Months Ended September 30, 2013 (Unaudited)
(Amounts in thousands)	PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	PIMCO Small Cap StocksPLUS® AR Strategy Fund	PIMCO StocksPLUS® Fund	PIMCO StocksPLUS® Absolute Return Fund	PIMCO StocksPLUS® AR Short Strategy Fund	PIMCO StocksPLUS® Long Duration Fund

Investment Income:
Interest, net of foreign taxes*	$10,608	$3,284	$6,899	$6,682	$10,381	$68,121	$12,504
Dividends	577	427	165	118	270	1,166	0
Dividends from Investments in Affiliates	387	37	507	175	406	3,000	120
Total Income	11,572	3,748	7,571	6,975	11,057	72,287	12,624

Expenses:
Investment advisory fees	2,339	1,445	2,423	1,089	2,208	14,477	1,121
Supervisory and administrative fees	1,536	1,193	1,921	1,298	1,997	9,476	769
Distribution and/or servicing fees - Administrative Class	2	0	0	7	0	0	0
Distribution and/or servicing fees - Class D	28	214	399	31	426	86	0
Distribution fees - Class B	0	2	0	6	5	0	0
Distribution fees - Class C	21	115	331	190	408	101	0
Distribution fees - Class R	0	0	0	10	0	0	0
Servicing fees - Class A	19	114	334	196	326	141	0
Servicing fees - Class B	0	1	0	2	2	0	0
Servicing fees - Class C	7	38	110	95	136	34	0
Servicing fees - Class R	0	0	0	10	0	0	0
Interest expense	19	19	19	23	20	24	17
Total Expenses	3,971	3,141	5,537	2,957	5,528	24,339	1,907

Net Investment Income	7,601	607	2,034	4,018	5,529	47,948	10,717

Net Realized Gain (Loss):
Investments in securities	3,855	(390)	(8,737)	4,145	(4,294)	(34,311)	491
Investments in Affiliates	(71)	(9)	(43)	(21)	(53)	(339)	(129)
Exchange-traded or centrally cleared financial derivative instruments	(2,632)	10	41,686	32,792	60,354	(600,147)	55,630
Over the counter financial derivative instruments	52,437	11,642	41,717	1,358	1,282	11,819	8,928
Foreign currency	178	1,878	(87)	(252)	375	(1,379)	118
Net Realized Gain (Loss)	53,767	13,131	74,536	38,022	57,664	(624,357)	65,038

Net Change in Unrealized Appreciation (Depreciation)
Investments in securities	(15,763)	(3,898)	(10,375)	(5,999)	(19,017)	(79,623)	(50,766)
Investments in Affiliates	69	10	139	32	80	709	122
Exchange-traded or centrally cleared financial derivative instruments	6,127	1,329	(911)	(11,073)	(14,873)	126,000	(19,335)
Over the counter financial derivative instruments	48,975	20,623	57,533	35,664	33,934	(170,634)	(1,176)
Foreign currency assets and liabilities	(80)	84	89	11	(121)	1,008	6
Net Change in Unrealized Appreciation (Depreciation)	39,328	18,148	46,475	18,635	3	(122,540)	(71,149)
Net Gain (Loss)	93,095	31,279	121,011	56,657	57,667	(746,897)	(6,111)

Net Increase (Decrease) in Net Assets Resulting from Operations	$100,696	$31,886	$123,045	$60,675	$63,196	$(698,949)	$4,606

* Foreign tax withholdings	$0	$0	$0	$1	$0	$0	$0

28	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)		PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)		PIMCO Small Cap StocksPLUS® AR Strategy Fund

(Amounts in thousands)	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013

Increase in Net Assets from:

Operations:
Net investment income	$7,601	$15,859	$607	$2,102	$2,034	$6,579
Net realized gain	53,767	157,206	13,131	49,933	74,536	99,403
Net change in unrealized appreciation	39,328	9,598	18,148	10,013	46,475	21,143
Net increase resulting from operations	100,696	182,663	31,886	62,048	123,045	127,125

Distributions to Shareholders:
From net investment income
Institutional Class	(31,654)	(74,313)	(9,717)	(14,275)	(3,981)	(17,956)
Class P	(200)	(1,634)	(632)	(157)	(912)	(1,845)
Administrative Class	(43)	(9)	0	0	0	0
Class D	(538)	(1,724)	(4,736)	(4,925)	(3,191)	(9,062)
Class A	(422)	(696)	(2,914)	(2,535)	(2,859)	(6,814)
Class B	0	0	(16)	(48)	0	0
Class C	(143)	(152)	(985)	(687)	(704)	(2,127)
From net realized capital gains
Institutional Class	0	(8,992)	0	(2,326)	0	0
Class P	0	(203)	0	(23)	0	0
Administrative Class	0	(0)^	0	0	0	0
Class D	0	(220)	0	(682)	0	0
Class A	0	(79)	0	(445)	0	0
Class B	0	0	0	(10)	0	0
Class C	0	(22)	0	(137)	0	0

Total Distributions	(33,000)	(88,044)	(19,000)	(26,250)	(11,647)	(37,804)

Fund Share Transactions:
Net increase resulting from Fund share transactions**	120,857	136,522	51,044	383,233	343,026	427,759

Total Increase in Net Assets	188,553	231,141	63,930	419,031	454,424	517,080

Net Assets:
Beginning of period	1,170,060	938,919	563,376	144,345	867,529	350,449
End of period*	$1,358,613	$1,170,060	$627,306	$563,376	$1,321,953	$867,529

*Including undistributed (overdistributed) net investment income of:	$19,407	$44,806	$9,586	$27,979	$(9,874)	$(261)

**	See note 12 in the Notes to Financial Statements.
^	Amount is less than $500.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	29

Statements of Changes in Net Assets (Cont.)

	PIMCO StocksPLUS® Fund		PIMCO StocksPLUS® Absolute Return Fund		PIMCO StocksPLUS® AR Short Strategy Fund		PIMCO StocksPLUS® Long Duration Fund

(Amounts in thousands)	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013

Increase in Net Assets from:

Operations:
Net investment income	$4,018	$12,873	$5,529	$9,715	$47,948	$61,189	$10,717	$22,875
Net realized gain (loss)	38,022	156,896	57,664	117,358	(624,357)	(567,467)	65,038	118,442
Net change in unrealized appreciation (depreciation)	18,635	(7,766)	3	27,417	(122,540)	17,595	(71,149)	21,179
Net increase (decrease) resulting from operations	60,675	162,003	63,196	154,490	(698,949)	(488,683)	4,606	162,496

Distributions to Shareholders:
From net investment income
Institutional Class	(14,642)	(31,761)	(1,161)	(17,436)	(58,354)	(46,815)	(13,000)	(36,022)
Class P	(503)	(167)	(376)	(2,141)	(561)	(944)	0	0
Administrative Class	(152)	(151)	0	0	0	0	0	0
Class D	(621)	(1,281)	(665)	(22,189)	(422)	(608)	0	0
Class A	(4,267)	(2,580)	(722)	(7,684)	(566)	(864)	0	0
Class B	(40)	(20)	(1)	(49)	0	0	0	0
Class C	(2,066)	(1,026)	(75)	(2,493)	(96)	(100)	0	0
Class R	(210)	(121)	0	0	0	0	0	0
From net realized capital gains
Institutional Class	0	(56,448)	0	(346)	0	0	0	(72,286)
Class P	0	(152)	0	(44)	0	0	0	0
Administrative Class	0	(245)	0	0	0	0	0	0
Class D	0	(3,524)	0	(468)	0	0	0	0
Class A	0	(5,505)	0	(155)	0	0	0	0
Class B	0	(88)	0	(1)	0	0	0	0
Class C	0	(3,431)	0	(57)	0	0	0	0
Class R	0	(311)	0	0	0	0	0	0

Total Distributions	(22,501)	(106,811)	(3,000)	(53,063)	(59,999)	(49,331)	(13,000)	(108,308)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(331,301)	(440,996)	24,988	542,512	1,998,145	5,090,359	(413,011)	307,974

Total Increase (Decrease) in Net Assets	(293,127)	(385,804)	85,184	643,939	1,239,197	4,552,345	(421,405)	362,162

Net Assets:
Beginning of period	1,076,391	1,462,195	1,034,789	390,850	6,288,889	1,736,544	886,610	524,448
End of period*	$783,264	$1,076,391	$1,119,973	$1,034,789	$7,528,086	$6,288,889	$465,205	$886,610

*Including undistributed (overdistributed) net investment income of:	$17,666	$36,149	$2,285	$(244)	$24,942	$36,993	$11,252	$13,535

**	See note 12 in the Notes to Financial Statements.

30	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Schedule of Investments PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)

September 30, 2013 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 82.3%

BANK LOAN OBLIGATIONS 0.2%
HCA, Inc.
2.679% due 05/02/2016		$1,750	$1,752
Springleaf Financial Funding Co.
5.500% due 05/10/2017		337	338

Total Bank Loan Obligations (Cost $2,083)			2,090

CORPORATE BONDS & NOTES 13.8%

BANKING & FINANCE 11.0%
Abbey National Treasury Services PLC
1.844% due 04/25/2014		600	605
AIG Life Holdings, Inc.
8.125% due 03/15/2046		200	234
Ally Financial, Inc.
4.500% due 02/11/2014		200	202
4.625% due 06/26/2015		2,400	2,484
6.750% due 12/01/2014		10,125	10,679
7.500% due 12/31/2013		1,400	1,423
7.500% due 09/15/2020		2,300	2,593
8.300% due 02/12/2015		2,400	2,592
American International Group, Inc.
4.900% due 06/02/2014	CAD	1,500	1,483
5.050% due 10/01/2015		$500	539
ASIF
3.000% due 02/17/2017	EUR	200	268
Banco del Estado de Chile
4.125% due 10/07/2020		$2,000	2,036
Banco do Brasil S.A.
5.875% due 01/19/2023		1,700	1,602
Banco Santander Brasil S.A.
2.352% due 03/18/2014		400	400
4.250% due 01/14/2016		300	308
4.500% due 04/06/2015		500	514
4.625% due 02/13/2017		5,000	5,175
Banco Santander Chile
1.866% due 01/19/2016		1,000	1,007
Banque PSA Finance S.A.
2.174% due 04/04/2014		600	598
Barclays Bank PLC
10.179% due 06/12/2021		11,400	14,828
BBVA Bancomer S.A.
4.500% due 03/10/2016		200	210
6.500% due 03/10/2021		200	209
6.750% due 09/30/2022		2,200	2,282
BNP Paribas S.A.
1.169% due 01/10/2014		1,000	1,002
BPCE S.A.
2.375% due 10/04/2013		100	100
CIT Group, Inc.
4.750% due 02/15/2015		2,600	2,697
5.250% due 04/01/2014		7,300	7,437
Citigroup, Inc.
0.528% due 06/09/2016		7,900	7,717
1.718% due 01/13/2014		500	502
5.000% due 09/15/2014		8,800	9,134
Credit Agricole Home Loan SFH
1.016% due 07/21/2014		1,600	1,608
Credit Suisse
2.200% due 01/14/2014		300	302
Eksportfinans ASA
0.471% due 10/07/2013		2,000	2,000
2.000% due 09/15/2015		3,100	3,038

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Export-Import Bank of Korea
4.000% due 01/29/2021		$2,200	$2,264
8.125% due 01/21/2014		800	818
Ford Motor Credit Co. LLC
7.000% due 04/15/2015		200	218
8.000% due 12/15/2016		200	237
8.700% due 10/01/2014		1,600	1,722
12.000% due 05/15/2015		600	705
Goldman Sachs Group, Inc.
1.265% due 02/07/2014		3,100	3,109
HBOS PLC
0.948% due 09/30/2016		3,000	2,917
HSBC Bank PLC
2.000% due 01/19/2014		200	201
International Lease Finance Corp.
4.875% due 04/01/2015		5,000	5,190
5.650% due 06/01/2014		700	718
6.500% due 09/01/2014		2,100	2,189
6.625% due 11/15/2013		1,300	1,307
6.750% due 09/01/2016		100	110
8.625% due 09/15/2015		2,756	3,052
Intesa Sanpaolo SpA
2.662% due 02/24/2014		500	503
JPMorgan Chase & Co.
0.882% due 02/26/2016		4,900	4,911
1.065% due 01/24/2014		2,400	2,406
4.750% due 03/01/2015		600	632
Korea Development Bank
3.500% due 08/22/2017		300	316
4.375% due 08/10/2015		200	212
Korea Exchange Bank
3.125% due 06/26/2017		1,500	1,544
Korea Finance Corp.
3.250% due 09/20/2016		100	105
Lloyds TSB Bank PLC
12.000% due 12/16/2024 (e)		200	269
National Australia Bank Ltd.
0.989% due 04/11/2014		2,100	2,108
Nordea Bank AB
2.125% due 01/14/2014		100	101
Nordea Eiendomskreditt A/S
0.691% due 04/07/2015		900	902
Northern Rock Asset Management PLC
5.625% due 06/22/2017		500	571
Nykredit Realkredit A/S
2.000% due 04/01/2014	DKK	13,500	2,473
Petrobras Global Finance BV
3.000% due 01/15/2019		$300	283
Principal Life Income Funding Trusts
5.550% due 04/27/2015		100	108
Qatari Diar Finance QSC
3.500% due 07/21/2015		100	104
RCI Banque S.A.
2.139% due 04/11/2014		1,600	1,605
Realkredit Danmark A/S
2.000% due 04/01/2014	DKK	24,100	4,412
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (e)		$200	208
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.299% due 05/15/2017		1,000	1,073
SLM Corp.
0.566% due 01/27/2014		200	199
5.000% due 10/01/2013		2,500	2,500
5.000% due 04/15/2015		1,200	1,251
Springleaf Finance Corp.
6.900% due 12/15/2017		200	210

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SSIF Nevada LP
0.968% due 04/14/2014	$3,900	$3,915
State Bank of India
4.500% due 07/27/2015	1,000	1,029
Stone Street Trust
5.902% due 12/15/2015	300	325
Vnesheconombank Via VEB Finance PLC
5.450% due 11/22/2017	2,400	2,559

		149,399

INDUSTRIALS 1.9%
Anheuser-Busch InBev Worldwide, Inc.
0.814% due 01/27/2014	1,100	1,102
Asciano Finance Ltd.
5.000% due 04/07/2018	500	531
Braskem Finance Ltd.
5.750% due 04/15/2021	2,700	2,659
Celulosa Arauco y Constitucion S.A.
7.250% due 07/29/2019	300	344
CSN Resources S.A.
6.500% due 07/21/2020	700	702
DISH DBS Corp.
7.750% due 05/31/2015	200	219
Enbridge, Inc.
0.898% due 10/01/2016 (a)	2,600	2,604
General Mills, Inc.
0.613% due 05/16/2014	3,775	3,782
Gerdau Holdings, Inc.
7.000% due 01/20/2020	400	428
GTL Trade Finance, Inc.
7.250% due 10/20/2017	600	669
HCA, Inc.
7.875% due 02/15/2020	400	432
8.500% due 04/15/2019	1,300	1,401
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015	100	107
Indian Oil Corp. Ltd.
4.750% due 01/22/2015	700	719
Noble Group Ltd.
6.750% due 01/29/2020	300	312
Rohm & Haas Co.
6.000% due 09/15/2017	100	115
Sanofi
0.558% due 03/28/2014	400	401
STATS ChipPAC Ltd.
4.500% due 03/20/2018	600	588
Teva Pharmaceutical Finance Co. BV
1.166% due 11/08/2013	7,700	7,705
United Airlines, Inc.
6.750% due 09/15/2015	900	931
Vivendi S.A.
2.400% due 04/10/2015	100	102

		25,853

UTILITIES 0.9%
British Telecommunications PLC
1.377% due 12/20/2013	5,800	5,813
Korea Hydro & Nuclear Power Co. Ltd.
3.000% due 09/19/2022	800	739
Majapahit Holding BV
7.750% due 01/20/2020	200	221
Rosneft Finance S.A.
6.625% due 03/20/2017	800	882
Verizon Communications, Inc.
0.858% due 03/28/2014	900	902

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	31

Schedule of Investments PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.002% due 09/14/2018	$500	$526
2.500% due 09/15/2016	600	619
3.650% due 09/14/2018	2,500	2,638

		12,340

Total Corporate Bonds & Notes (Cost $184,990)		187,592

MUNICIPAL BONDS & NOTES 6.3%

ARIZONA 0.1%
University of Arizona Revenue Bonds, (BABs), Series 2010
6.423% due 08/01/2035	1,000	1,126

CALIFORNIA 0.9%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	100	123
6.918% due 04/01/2040	900	1,089
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	100	127
California State General Obligation Bonds, (BABs), Series 2010
7.950% due 03/01/2036	400	464
Irvine Ranch Water District, California Special Assessment Bonds, (BABs), Series 2010
6.622% due 05/01/2040	1,600	1,905
La Quinta Financing Authority, California Tax Allocation Bonds, Series 2011
8.070% due 09/01/2036	1,400	1,466
Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	1,000	1,087
5.813% due 06/01/2040	1,300	1,417
Riverside County, California Economic Development Agency Tax Allocation Bonds, Series 2010
7.750% due 10/01/2037	400	421
University of California Revenue Bonds, (BABs), Series 2009
6.270% due 05/15/2031	200	216
University of California Revenue Bonds, Series 2012
5.000% due 05/15/2032	4,100	4,390

		12,705

DISTRICT OF COLUMBIA 1.0%
District of Columbia Revenue Bonds, (BHAC/CR/NPFGC Insured), Series 2007
5.000% due 10/01/2037	13,460	14,082

FLORIDA 1.1%
Tallahassee, Florida Revenue Bonds, Series 2007
5.000% due 10/01/2037	14,500	15,265

ILLINOIS 0.2%
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	200	225
Chicago Transit Authority, Illinois Revenue Bonds, Series 2011
5.250% due 12/01/2040	1,500	1,529
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040	1,500	1,547

		3,301

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LOUISIANA 0.1%
New Orleans, Louisiana General Obligation Bonds, (BABs), Series 2010
8.300% due 12/01/2029	$600	$697

NEBRASKA 0.0%
Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	100	108

NEW JERSEY 0.1%
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	1,000	1,265

NEW YORK 2.3%
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2030	3,900	4,107
New York City, New York General Obligation Bonds, (BABs), Series 2010
6.646% due 12/01/2031	1,100	1,229
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
5.932% due 11/01/2036	100	107
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2012
5.000% due 02/01/2029	7,600	8,285
New York City, New York Water & Sewer System Revenue Bonds, Series 2007
5.000% due 06/15/2038	14,800	15,186
New York State Dormitory Authority Revenue Bonds, Series 2011
5.000% due 03/15/2041	1,200	1,242
New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 12/15/2030	700	762

		30,918

NORTH CAROLINA 0.1%
Charlotte-Mecklenburg Hospital Authority, North Carolina Revenue Bonds, Series 2012
5.000% due 01/15/2030	1,000	1,049
North Carolina Turnpike Authority Revenue Bonds, (BABs), Series 2009
6.700% due 01/01/2039	100	109

		1,158

OHIO 0.1%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
6.500% due 06/01/2047	100	81
Columbus, Ohio General Obligation Bonds, Series 2012
3.000% due 08/15/2026	640	614

		695

TENNESSEE 0.0%
Metropolitan Government of Nashville & Davidson County, Tennessee Convention Center Authority Revenue Bonds, (BABs), Series 2010
6.731% due 07/01/2043	100	112

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TEXAS 0.0%
San Antonio, Texas City Public Service Board Revenue Bonds, (BABs), Series 2010
5.808% due 02/01/2041	$400	$449

VIRGINIA 0.3%
Virginia Commonwealth Transportation Board Revenue Bonds, Series 2012
5.000% due 05/15/2030	3,500	3,822

Total Municipal Bonds & Notes (Cost $88,932)		85,703

U.S. GOVERNMENT AGENCIES 32.5%
Fannie Mae
0.529% due 07/25/2037	87	88
0.559% due 07/25/2037	89	90
0.579% due 09/25/2035	117	116
0.589% due 09/25/2035	182	182
0.875% due 08/28/2017 - 05/21/2018	21,300	21,000
0.899% due 06/25/2037	268	270
0.909% due 06/25/2040	912	915
0.919% due 03/25/2040	224	226
1.250% due 01/30/2017	2,800	2,834
1.875% due 09/18/2018	300	304
2.310% due 08/01/2022	100	95
2.870% due 09/01/2027	800	719
3.500% due 11/01/2028	7,000	7,364
4.000% due 07/01/2025 - 11/01/2043	138,342	144,809
4.500% due 10/01/2028 - 11/01/2043	58,007	61,910
5.000% due 02/13/2017 - 11/01/2043	36,014	39,106
5.375% due 06/12/2017	700	808
5.500% due 02/01/2018 - 10/01/2043	51,044	55,644
6.000% due 07/01/2038 - 10/01/2040	2,121	2,318
6.500% due 10/01/2035	43	48
FDIC Structured Sale Guaranteed Notes
0.680% due 11/29/2037	840	838
Freddie Mac
0.750% due 01/12/2018	34,600	33,765
0.752% due 06/15/2041	1,719	1,731
0.875% due 03/07/2018	2,300	2,250
0.882% due 08/15/2037	226	227
0.892% due 10/15/2037	50	51
0.902% due 05/15/2037 - 09/15/2037	260	262
1.000% due 03/08/2017 - 09/29/2017	11,500	11,494
1.000% due 06/29/2017 (g)	25,500	25,469
1.250% due 05/12/2017 - 10/02/2019	5,300	5,190
4.000% due 06/15/2038 - 07/15/2042	3,471	3,618
4.500% due 11/01/2040 - 04/01/2041	12,067	12,874
5.500% due 08/23/2017 - 07/01/2038	1,090	1,235
Ginnie Mae
5.000% due 08/15/2038 - 05/15/2039	1,884	2,051
6.000% due 08/15/2037	296	331
Small Business Administration
4.430% due 05/01/2029	208	224

32	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.290% due 12/01/2027		$49	$54
5.490% due 03/01/2028		371	409
6.220% due 12/01/2028		59	67

Total U.S. Government Agencies (Cost $439,764)			440,986

U.S. TREASURY OBLIGATIONS 6.9%
U.S. Treasury Bonds
1.000% due 10/10/2043		12,000	13,127
U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2017		309	318
0.125% due 07/15/2022		1,219	1,202
0.625% due 07/15/2021		3,835	3,995
0.625% due 02/15/2043		914	751
0.750% due 02/15/2042 (g)(i)		13,232	11,348
1.125% due 01/15/2021		107	115
1.250% due 07/15/2020		214	235
1.750% due 01/15/2028		3,568	4,002
2.000% due 07/15/2014		15,986	16,398
2.000% due 01/15/2026		706	816
2.125% due 02/15/2040		2,162	2,561
2.375% due 01/15/2025		10,038	11,996
2.375% due 01/15/2027 (g)		12,377	14,913
2.500% due 01/15/2029		7,398	9,107
3.625% due 04/15/2028		578	800
3.875% due 04/15/2029		1,279	1,836

Total U.S. Treasury Obligations (Cost $96,321)			93,520

MORTGAGE-BACKED SECURITIES 4.8%
Banc of America Commercial Mortgage Trust
5.634% due 04/10/2049		157	160
5.857% due 06/10/2049		600	669
Bear Stearns Alt-A Trust
0.339% due 02/25/2034		160	157
Chaseflex Trust
0.479% due 07/25/2037		1,829	1,356
Countrywide Alternative Loan Trust
0.339% due 02/25/2047		133	107
0.359% due 05/25/2047		959	736
0.529% due 05/25/2037 ^		8,532	5,632
1.153% due 02/25/2036		77	62
Countrywide Home Loan Mortgage Pass-Through Trust
2.722% due 02/20/2035		82	78
2.859% due 11/25/2034		51	48
Credit Suisse Commercial Mortgage Trust
5.460% due 09/15/2039		4,595	5,036
Epic Opera Arlington Ltd.
0.759% due 07/28/2016	GBP	445	713
Granite Master Issuer PLC
0.347% due 12/20/2054	EUR	1,084	1,450
0.407% due 12/20/2054		401	536
0.440% due 12/20/2054		$472	465
0.731% due 12/20/2054	GBP	4,753	7,577
0.811% due 12/20/2054		2,168	3,458
Granite Mortgages PLC
0.600% due 01/20/2044	EUR	24	32
0.838% due 03/20/2044	GBP	1,039	1,662
0.838% due 06/20/2044		830	1,329
0.890% due 01/20/2044		24	39
0.898% due 09/20/2044		110	176
GS Mortgage Securities Trust
8.059% due 07/13/2030		$2,600	2,705
GSR Mortgage Loan Trust
2.681% due 09/25/2035		989	992
5.050% due 11/25/2035		26	26

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 03/25/2037		$25	$22
Indus Eclipse PLC
0.679% due 01/25/2020	GBP	484	731
JPMorgan Chase Commercial Mortgage Securities Trust
5.336% due 05/15/2047		$600	661
5.420% due 01/15/2049		300	332
JPMorgan Mortgage Trust
2.744% due 08/25/2034		394	390
2.812% due 07/25/2035		6,870	6,823
4.058% due 02/25/2035		9	9
5.750% due 01/25/2036 ^		21	19
LB Commercial Mortgage Trust
6.036% due 07/15/2044		5,773	6,467
Leek Finance Ltd.
0.798% due 12/21/2037	GBP	1,534	2,539
Merrill Lynch Floating Trust
0.720% due 07/09/2021		$5,555	5,546
Merrill Lynch Mortgage Investors Trust
0.389% due 02/25/2036		22	20
0.429% due 11/25/2035		42	39
5.099% due 09/25/2035		632	602
Morgan Stanley Capital Trust
5.439% due 02/12/2044		1,002	1,015
5.610% due 04/15/2049		131	132
Nomura Asset Acceptance Corp.
4.976% due 05/25/2035		45	42
Residential Accredit Loans, Inc. Trust
0.364% due 08/25/2036		1,331	965
1.513% due 09/25/2045		141	116
Silenus European Loan Conduit Ltd.
0.376% due 05/15/2019	EUR	1,168	1,500
Structured Asset Mortgage Investments Trust
0.309% due 03/25/2037		$77	57
0.431% due 07/19/2035		34	32
Titan Europe PLC
0.790% due 10/23/2016	GBP	812	1,276
Wachovia Bank Commercial Mortgage Trust
0.262% due 06/15/2020		$74	73
WaMu Mortgage Pass-Through Certificates
0.883% due 01/25/2047		47	45
1.159% due 02/25/2046		267	245
1.353% due 11/25/2042		202	183
Wells Fargo Mortgage-Backed Securities Trust
2.618% due 01/25/2035		34	34
2.701% due 11/25/2034		675	681

Total Mortgage-Backed Securities (Cost $63,437)			65,797

ASSET-BACKED SECURITIES 2.7%
Ares CLO Ltd.
0.512% due 02/24/2018		107	107
Asset-Backed Securities Corp. Home Equity Loan Trust
0.819% due 07/25/2035		300	264
Bear Stearns Asset-Backed Securities Trust
0.269% due 06/25/2047		3	3
0.339% due 08/25/2036		2,371	1,560
BNC Mortgage Loan Trust
0.279% due 05/25/2037		45	43
Centurion CDO Ltd.
0.578% due 03/08/2017		3,731	3,725
Citibank Omni Master Trust
2.932% due 08/15/2018		1,800	1,838
Duane Street CLO Ltd.
0.519% due 01/11/2021		4,885	4,802
Eurocredit CDO BV
0.820% due 10/20/2016	EUR	2,503	3,377

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
First Franklin Mortgage Loan Trust
0.669% due 09/25/2035		$1,000	$863
GSAMP Trust
0.249% due 12/25/2036		30	14
Hillmark Funding
0.513% due 05/21/2021		900	871
HSBC Home Equity Loan Trust
1.120% due 11/20/2036		192	192
ING Investment Management CLO Ltd.
0.530% due 12/01/2017		336	332
Lafayette CLO Ltd.
1.659% due 09/06/2022		740	741
MASTR Asset-Backed Securities Trust
0.229% due 01/25/2037		38	11
SG Mortgage Securities Trust
0.359% due 02/25/2036		13,882	7,821
SLC Student Loan Trust
4.750% due 06/15/2033		1,293	1,200
SLM Student Loan Trust
0.484% due 12/15/2023	EUR	1,050	1,394
1.282% due 08/15/2023		$5,465	5,490
3.432% due 05/16/2044		351	370
Soundview Home Loan Trust
0.259% due 06/25/2037		20	15
Specialty Underwriting & Residential Finance Trust
0.239% due 01/25/2038		5	5
Venture CDO Ltd.
0.486% due 07/22/2021		600	587
Wells Fargo Home Equity Asset-Backed Securities Trust
0.769% due 11/25/2035		1,000	871

Total Asset-Backed Securities (Cost $36,237)			36,496

SOVEREIGN ISSUES 2.6%
Autonomous Community of Valencia
4.000% due 11/02/2016	EUR	4,100	5,439
4.375% due 07/16/2015		400	550
Italy Buoni Poliennali Del Tesoro
2.500% due 03/01/2015		2,800	3,844
Italy Certificati Di Credito Del Tesoro
0.000% due 06/30/2015		2,900	3,798
Junta de Castilla y Leon
6.505% due 03/01/2019		800	1,210
Province of Ontario
2.850% due 06/02/2023	CAD	11,800	10,918
4.200% due 06/02/2020		5,000	5,253
Province of Quebec
2.750% due 08/25/2021		$1,100	1,076
3.500% due 07/29/2020		400	419
Qatar Government International Bond
5.250% due 01/20/2020		1,600	1,804
Spain Government International Bond
4.000% due 07/30/2015	EUR	400	564

Total Sovereign Issues (Cost $35,292)			34,875

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032 (b)		8,000	0

Total Convertible Preferred Securities (Cost $0)			0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	33

Schedule of Investments PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) (Cont.)

	SHARES	MARKET VALUE (000S)
EXCHANGE-TRADED FUNDS 4.7%
iShares MSCI EAFE Index Fund	1,007,993	$64,300

Total Exchange-Traded Funds (Cost $57,848)		64,300

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 7.8%

CERTIFICATES OF DEPOSIT 0.8%
Itau Unibanco Holding S.A.
0.000% due 10/31/2013	$10,300	10,287
0.000% due 11/01/2013	700	699

		10,986

COMMERCIAL PAPER 2.8%
Banco Bilbao Vizcaya Argentaria S.A.
3.120% due 10/21/2013	7,100	7,088
Daimler Finance North America LLC
1.024% due 10/03/2013	5,500	5,500
1.070% due 10/08/2013	4,700	4,699
Entergy Corp.
0.940% due 11/04/2013	1,700	1,698

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ford Motor Credit Co. LLC
1.021% due 11/01/2013		$1,200	$1,199
Hewlett-Packard Co.
0.950% due 10/30/2013		12,600	12,590
Santander S.A.
3.100% due 10/01/2013		2,800	2,800
Xstrata Finance Dubai Ltd.
0.710% due 12/06/2013		2,600	2,599

			38,173

ITALY TREASURY BILLS 2.5%
0.791% due 12/23/2013 - 09/12/2014 (c)	EUR	25,500	34,354

SPAIN TREASURY BILLS 1.7%
0.475% due 03/14/2014 - 06/20/2014 (c)		17,100	22,992

Total Short-Term Instruments (Cost $105,669)			106,505

Total Investments in Securities (Cost $1,110,573)			1,117,864

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 34.1%

SHORT-TERM INSTRUMENTS 34.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 34.1%
PIMCO Short-Term Floating NAV Portfolio	416	$4
PIMCO Short-Term Floating NAV Portfolio III	46,328,956	463,104

Total Short-Term Instruments (Cost $463,039)		463,108

Total Investments in Affiliates (Cost $463,039)		463,108

Total Investments 116.4% (Cost $1,573,612)		$1,580,972

Financial Derivative Instruments (f)(h) 4.3% (Cost or Premiums, net $(1,709))		57,905

Other Assets and Liabilities, net (20.7%)		(280,264)

Net Assets 100.0%		$1,358,613

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND SHARES):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity, date shown represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Sale-Buyback Transactions
BCY	0.120%	09/18/2013	10/08/2013	$(954)	$(954)

Total Sale-Buyback Transactions					$(954)

(1)	The average amount of borrowings while outstanding during the period ended September 30, 2013 was $11,306 at a weighted average interest rate of (0.127%).

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	4.000%	10/01/2043	$112,000	$(116,990)	$(117,478)

Total Short Sales				$(116,990)	$(117,478)

34	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of September 30, 2013:

Securities with an aggregate market value of $965 have been pledged as collateral under the terms of the following master agreements as of September 30, 2013.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (2)
Master Securities Forward Transactions Agreement
BCY	$0	$0	$(954)	$0	$(954)	$965	$11
BOA	0	0	0	(10,489)	(10,489)	0	(10,489)
FOB	0	0	0	(45,103)	(45,103)	(650)	(45,753)
GSC	0	0	0	(36,712)	(36,712)	(310)	(37,022)
JPS	0	0	0	(13,636)	(13,636)	(470)	(14,106)
MSC	0	0	0	(11,538)	(11,538)	(2,371)	(13,909)
SAL	0	0	0	0	0	(59)	(59)

Total Borrowings and Other Financing Transactions	$0	$0	$(954)	$(117,478)

(2)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2015	962	$(52)	$48	$0
90-Day Eurodollar December Futures	Long	12/2016	1	1	0	0
90-Day Eurodollar June Futures	Long	06/2015	995	678	62	0
90-Day Eurodollar June Futures	Long	06/2016	144	197	5	0
90-Day Eurodollar March Futures	Long	03/2015	1,973	247	99	0
90-Day Eurodollar March Futures	Long	03/2016	456	399	23	0
90-Day Eurodollar March Futures	Long	03/2017	12	17	0	0
90-Day Eurodollar September Futures	Long	09/2014	89	18	1	(1)
90-Day Eurodollar September Futures	Long	09/2015	354	220	22	0
U.S. Treasury 5-Year Note December Futures	Long	12/2013	360	732	25	0
U.S. Treasury 10-Year Note December Futures	Long	12/2013	144	265	7	0
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2015	14	(3)	1	0

Total Futures Contracts				$2,719	$293	$(1)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.IG-20 10-Year Index	1.000%	06/20/2023	$19,800	$(394)	$45	$0	$(17)
CDX.IG-21 5-Year Index	1.000%	12/20/2018	109,200	1,005	(115)	0	(56)

				$611	$(70)	$0	$(73)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	35

Schedule of Investments PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) (Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.000%	10/15/2017	$	5,100	$(57)	$(50)	$2	$0
Pay	3-Month USD-LIBOR	1.500%	03/18/2016		107,100	621	(206)	24	0
Pay	3-Month USD-LIBOR	3.000%	09/21/2017		4,500	29	22	1	0
Receive	3-Month USD-LIBOR	2.750%	06/19/2043		52,500	8,858	5,966	8	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		42,400	1,616	(1,579)	5	0

						$11,067	$4,153	$40	$0

Total Swap Agreements						$11,678	$4,083	$40	$(73)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2013:

(g)	Securities with an aggregate market value of $1,495 and cash of $11,296 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2013. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$293	$40	$333	$0	$(1)	$(73)	$(74)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	10/2013		EUR	362	$		477	$0	$(12)
	10/2013		GBP	14,414			22,385	0	(951)
	10/2013		JPY	197,415			1,997	0	(12)
	12/2013		EUR	11,300			14,263	0	(1,027)
	03/2014			11,155			14,702	0	(397)

BPS	08/2014			100			127	0	(9)

BRC	10/2013	$		23,137		GBP	14,414	197	0
	11/2013		EUR	595	$		806	1	0
	11/2013		GBP	14,414			23,132	0	(197)

CBK	10/2013		EUR	1,827			2,439	0	(32)
	10/2013	$		15,021		EUR	11,264	218	0
	12/2013		CAD	19,046	$		18,568	115	0
	04/2014		EUR	200			253	0	(17)

DUB	10/2013		AUD	1,100			980	0	(46)
	10/2013	$		6,945		DKK	38,319	6	0
	10/2013			645		EUR	478	1	0
	11/2013		EUR	478	$		645	0	(2)
	04/2014		DKK	38,257			6,945	1	(7)

FBF	11/2013		EUR	11,687			15,102	0	(710)
	11/2013	$		10		BRL	24	0	0
	12/2013		MXN	3,017	$		228	0	(1)
	06/2014		EUR	300			380	0	(26)

GLM	10/2013			9,553			12,927	3	0
	11/2013	$		12,282		EUR	9,075	0	(2)
	02/2014		EUR	3,088	$		4,134	0	(46)
	03/2014			5,174			6,911	0	(92)

HUS	11/2013		AUD	1,100			1,024	0	0
	11/2013		EUR	10,884			14,699	0	(27)

JPM	11/2013			10,217			13,779	0	(44)
	11/2013	$		1,116		GBP	696	12	0

RYL	12/2013		EUR	6,600	$		8,759	0	(172)
	03/2014			199			266	0	(3)

Total Forward Foreign Currency Contracts								$554	$(3,832)

36	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014	EUR	6,100	$(11)	$(6)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		6,100	(14)	(7)

BRC	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014		1,500	(3)	(2)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		1,500	(3)	(2)

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.900%	10/18/2013	$	8,900	(39)	(4)

GLM	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014	EUR	1,500	(3)	(2)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		1,500	(3)	(2)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.500%	10/28/2013	$	25,200	(69)	(170)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.400%	01/27/2014		98,500	(199)	(245)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	01/27/2014		98,500	(595)	(559)

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.750%	11/27/2013		27,600	(244)	(134)

								$(1,183)	$(1,133)

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
MYC	Put - OTC CDX.IG-20 5-Year Index	Sell	1.100%	12/18/2013	$	1,500	$(3)	$(1)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$	1,300	$(11)	$(2)
	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020		2,700	(24)	(3)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020		300	(4)	0

							$(39)	$(5)

Total Written Options							$(1,225)	$(1,139)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2013:

	# of Contracts	Notional Amount in $		Notional Amount in EUR		Premiums
Balance at 03/31/2013	52	$	142,600	EUR	26,900	$(659)
Sales	198		441,600		0	(1,934)
Closing Buys	(26)		(77,800)		0	245
Expirations	(99)		(133,400)		(8,700)	606
Exercised	(125)		(108,500)		0	517

Balance at 09/30/2013	0	$	264,500	EUR	18,200	$(1,225)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2013 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	General Electric Capital Corp.	1.000%	12/20/2015	0.417%	$ 400	$(8)	$13	$5	$0
	General Electric Capital Corp.	1.000%	09/20/2016	0.533%	3,000	(70)	112	42	0
	MetLife, Inc.	1.000%	12/20/2015	0.400%	500	(24)	31	7	0
	Prudential Financial, Inc.	1.000%	12/20/2015	0.414%	300	(9)	13	4	0

BRC	Berkshire Hathaway Finance Corp.	1.000%	12/20/2013	0.091%	200	1	(1)	0	0
	Brazil Government International Bond	1.000%	09/20/2015	0.985%	1,000	(8)	8	0	0
	Brazil Government International Bond	1.000%	12/20/2015	1.027%	1,300	(7)	7	0	(0)
	Indonesia Government International Bond	1.000%	06/20/2016	1.554%	700	(12)	2	0	(10)
	Mexico Government International Bond	1.000%	09/20/2015	0.620%	1,000	(8)	16	8	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	37

Schedule of Investments PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2013 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
CBK	Berkshire Hathaway Finance Corp.	1.000%	09/20/2016	0.440%	$ 1,200	$(9)	$29	$20	$0
	Brazil Government International Bond	1.000%	06/20/2016	1.197%	2,000	(6)	(4)	0	(10)
	Indonesia Government International Bond	1.000%	06/20/2016	1.554%	100	(2)	0	0	(2)
	MetLife, Inc.	1.000%	12/20/2014	0.195%	800	(23)	31	8	0
	MetLife, Inc.	1.000%	12/20/2015	0.400%	400	(14)	20	6	0
	Mexico Government International Bond	1.000%	06/20/2016	0.744%	3,300	0	24	24	0

DUB	Mexico Government International Bond	1.000%	06/20/2016	0.744%	2,100	5	10	15	0

FBF	Brazil Government International Bond	1.000%	09/20/2015	0.985%	200	(2)	3	1	0
	Brazil Government International Bond	1.000%	06/20/2016	1.197%	1,900	(3)	(7)	0	(10)
	JPMorgan Chase & Co.	1.000%	06/20/2014	0.223%	2,700	24	(7)	17	0

GST	General Electric Capital Corp.	1.000%	03/20/2016	0.463%	1,700	(29)	52	23	0
	Japan Government International Bond	1.000%	12/20/2015	0.264%	1,900	(18)	49	31	0
	MetLife, Inc.	1.000%	09/20/2015	0.368%	800	(51)	62	11	0
	Mexico Government International Bond	1.000%	03/20/2016	0.699%	5,000	(154)	193	39	0

HUS	Brazil Government International Bond	1.000%	03/20/2015	0.857%	12,500	(228)	259	31	0
	Brazil Government International Bond	1.000%	06/20/2015	0.930%	400	(11)	11	0	0
	Brazil Government International Bond	1.000%	12/20/2015	1.027%	2,500	(14)	13	0	(1)
	Indonesia Government International Bond	1.000%	06/20/2016	1.554%	300	(5)	1	0	(4)

JPM	Indonesia Government International Bond	1.000%	06/20/2016	1.554%	100	(2)	0	0	(2)
	MetLife, Inc.	1.000%	09/20/2015	0.368%	1,100	(65)	79	14	0

MYC	China Government International Bond	1.000%	06/20/2015	0.268%	5,200	(92)	160	68	0
	Indonesia Government International Bond	1.000%	12/20/2015	1.338%	3,600	(214)	188	0	(26)
	United Kingdom Gilt	1.000%	06/20/2015	0.091%	200	2	1	3	0

RYL	Mexico Government International Bond	1.000%	09/20/2015	0.620%	200	(2)	4	2	0

SOG	United Kingdom Gilt	1.000%	03/20/2015	0.076%	200	1	2	3	0

						$(1,057)	$1,374	$382	$(65)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
								Asset	Liability
BRC	CDX.EM-13 5-Year Index	5.000%	06/20/2015	$	2,900	$170	$(76)	$94	$0

DUB	CDX.EM-13 5-Year Index	5.000%	06/20/2015		600	74	(54)	20	0

GST	CDX.IG-9 10-Year Index 30-100%	0.548%	12/20/2017		96	0	2	2	0

HUS	CDX.EM-13 5-Year Index	5.000%	06/20/2015		5,800	365	(179)	186	0

JPM	CDX.IG-9 10-Year Index 30-100%	0.553%	12/20/2017		193	0	3	3	0

						$609	$(304)	$305	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

38	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	8.860%	01/02/2017	BRL	1,300	$1	$(25)	$0	$(24)
	Pay	28-Day MXN-TIIE	5.500%	09/02/2022	MXN	100	0	0	0	0

BRC	Pay	28-Day MXN-TIIE	5.600%	09/06/2016		9,300	4	18	22	0
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		400	0	0	0	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		18,000	(14)	44	30	0

GLM	Pay	1-Year BRL-CDI	9.095%	01/02/2017	BRL	700	0	(13)	0	(13)

HUS	Pay	1-Year BRL-CDI	8.950%	01/02/2017		1,300	0	(26)	0	(26)
	Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MXN	3,700	1	7	8	0
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		1,400	(1)	1	0	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		9,000	(4)	19	15	0
	Pay	28-Day MXN-TIIE	5.500%	09/02/2022		2,800	(5)	(9)	0	(14)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		100	0	0	0	0

MYC	Pay	28-Day MXN-TIIE	5.600%	09/06/2016		1,200	0	2	2	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		6,000	(4)	13	9	0
	Pay	28-Day MXN-TIIE	5.500%	09/02/2022		5,400	(13)	(14)	0	(27)

UAG	Pay	1-Year BRL-CDI	8.900%	01/02/2017	BRL	400	(1)	(8)	0	(9)

							$(36)	$9	$86	$(113)

TOTAL RETURN SWAPS ON EXCHANGE-TRADED FUNDS

Counterparty	Pay/Receive	Underlying Reference	# of Shares	Financing Rate	Maturity Date	Notional Amount				Swap Agreements, at Value
										Asset	Liability
BOA	Receive	iShares MSCI EAFE Index Fund	5,181,551	3-Month USD-LIBOR plus a specified spread	11/15/2013	$	319,132			$11,301	$0

BPS	Receive	iShares MSCI EAFE Index Fund	6,518,202	3-Month USD-LIBOR plus a specified spread	04/30/2014		385,868			29,377	0
	Receive	iShares MSCI EAFE Index Fund	1,556,420	3-Month USD-LIBOR plus a specified spread	10/23/2014		100,000			0	(724)

JPM	Receive	iShares MSCI EAFE Index Fund	2,928,645	3-Month USD-LIBOR plus a specified spread	02/28/2014		173,074			13,629	0
	Receive	iShares MSCI EAFE Index Fund	3,656,129	3-Month USD-LIBOR plus a specified spread	08/15/2014		225,181			7,885	0

										$62,192	$(724)

Total Swap Agreements								$(484)	$62,547	$62,965	$(902)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2013:

(i)	Securities with an aggregate market value of $1,968 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures (5)
BOA	$0	$0	$11,359	$11,359	$(2,399)	$(13)	$(24)	$(2,436)	$8,923	$(11,360)	$(2,437)
BPS	0	0	29,377	29,377	(9)	0	(724)	(733)	28,644	(33,170)	(4,526)
BRC	198	0	154	352	(197)	(4)	(10)	(211)	141	0	141
CBK	333	0	58	391	(49)	(5)	(12)	(66)	325	(280)	45
DUB	8	0	35	43	(55)	(4)	0	(59)	(16)	(200)	(216)
FBF	0	0	18	18	(737)	0	(10)	(747)	(729)	787	58
GLM	3	0	0	3	(140)	(978)	(13)	(1,131)	(1,128)	640	(488)
GST	0	0	106	106	0	0	0	0	106	0	106
HUS	0	0	240	240	(27)	0	(45)	(72)	168	(380)	(212)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	39

Schedule of Investments PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures (5)
JPM	$12	$0	$21,531	$21,543	$(44)	$0	$(2)	$(46)	$21,497	$(24,480)	$(2,983)
MSC	0	0	0	0	0	0	0	0	0	(274)	(274)
MYC	0	0	82	82	0	(135)	(53)	(188)	(106)	165	59
RYL	0	0	2	2	(175)	0	0	(175)	(173)	131	(42)
SOG	0	0	3	3	0	0	0	0	3	0	3
UAG	0	0	0	0	0	0	(9)	(9)	(9)	81	72

Total Over the Counter	$554	$0	$62,965	$63,519	$(3,832)	$(1,139)	$(902)	$(5,873)

(5)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$293	$293
Swap Agreements	0	0	0	0	40	40

	$0	$0	$0	$0	$333	$333

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$554	$0	$554
Swap Agreements	0	687	62,192	0	86	62,965

	$0	$687	$62,192	$554	$86	$63,519

	$0	$687	$62,192	$554	$419	$63,852

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1	$1
Swap Agreements	0	73	0	0	0	73

	$0	$73	$0	$0	$1	$74

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,832	$0	$3,832
Written Options	0	1	0	0	1,138	1,139
Swap Agreements	0	65	724	0	113	902

	$0	$66	$724	$3,832	$1,251	$5,873

	$0	$139	$724	$3,832	$1,252	$5,947

40	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$40	$40
Futures	0	0	0	0	(358)	(358)
Swap Agreements	0	(14)	0	0	(2,300)	(2,314)

	$0	$(14)	$0	$0	$(2,618)	$(2,632)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,023	$0	$1,023
Written Options	0	0	0	36	412	448
Swap Agreements	0	720	49,771	0	475	50,966

	$0	$720	$49,771	$1,059	$887	$52,437

	$0	$706	$49,771	$1,059	$(1,731)	$49,805

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(8)	$(8)
Futures	0	0	0	0	2,169	2,169
Swap Agreements	0	(73)	0	0	4,039	3,966

	$0	$(73)	$0	$0	$6,200	$6,127

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(6,705)	$0	$(6,705)
Written Options	0	2	0	(16)	(244)	(258)
Swap Agreements	0	(440)	56,510	0	(132)	55,938

	$0	$(438)	$56,510	$(6,721)	$(376)	$48,975

	$0	$(511)	$56,510	$(6,721)	$5,824	$55,102

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Securities, at Value
Bank Loan Obligations	$0	$2,090	$0	$2,090
Corporate Bonds & Notes
Banking & Finance	0	149,399	0	149,399
Industrials	0	25,853	0	25,853
Utilities	0	12,340	0	12,340
Municipal Bonds & Notes
Arizona	0	1,126	0	1,126
California	0	12,705	0	12,705
District of Columbia	0	14,082	0	14,082
Florida	0	15,265	0	15,265
Illinois	0	3,301	0	3,301
Louisiana	0	697	0	697
Nebraska	0	108	0	108
New Jersey	0	1,265	0	1,265
New York	0	30,918	0	30,918
North Carolina	0	1,158	0	1,158
Ohio	0	695	0	695
Tennessee	0	112	0	112
Texas	0	449	0	449
Virginia	0	3,822	0	3,822
U.S. Government Agencies	0	440,148	838	440,986
U.S. Treasury Obligations	0	93,520	0	93,520
Mortgage-Backed Securities	0	65,797	0	65,797
Asset-Backed Securities	0	36,496	0	36,496
Sovereign Issues	0	34,875	0	34,875
Convertible Preferred Securities
Industrials	0	0	0	0
Exchange-Traded Funds	64,300	0	0	64,300
Short-Term Instruments
Certificates of Deposit	0	10,986	0	10,986

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Commercial Paper	$0	$38,173	$0	$38,173
Italy Treasury Bills	0	34,354	0	34,354
Spain Treasury Bills	0	22,992	0	22,992
	$64,300	$1,052,726	$838	$1,117,864

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$463,108	$0	$0	$463,108

Total Investments	$527,408	$1,052,726	$838	$1,580,972

Short Sales, at Value
U.S. Government Agencies	$0	$(117,478)	$0	$(117,478)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	293	40	0	333
Over the counter	0	63,519	0	63,519
	$293	$63,559	$0	$63,852

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1)	(73)	0	(74)
Over the counter	0	(5,868)	(5)	(5,873)
	$(1)	$(5,941)	$(5)	$(5,947)

Totals	$527,700	$992,866	$833	$1,521,399

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	41

Schedule of Investments PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) (Cont.)

September 30, 2013 (Unaudited)

Assets and liabilities valued at $29,377 transferred from Level 1 to Level 2 during the period ended September 30, 2013.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2013:

Category and Subcategory	Beginning Balance at 03/31/2013	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2013 (1)
Investments in Securities, at Value
Corporate Bonds & Notes
Utilities	$6,216	$0	$(5,997)	$(5)	$(203)	$(11)	$0	$0	$0	$0
U.S. Government Agencies	985	0	(144)	0	0	(3)	0	0	838	(3)
Mortgage-Backed Securities	1,619	0	(1,599)	0	3	(23)	0	0	0	0
Asset-Backed Securities	1,713	0	(972)	0	0	0	0	(741)	0	0
Convertible Preferred Securities
Industrials	0	0	0	0	0	0	0	0	0	0

	$10,533	$0	$(8,712)	$(5)	$(200)	$(37)	$0	$(741)	$838	$(3)

Financial Derivative Instruments - Liabilities
Over the counter	$(8)	$0	$0	$0	$0	$3	$0	$0	$(5)	$3

Totals	$10,525	$0	$(8,712)	$(5)	$(200)	$(34)	$0	$(741)	$833	$0

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
U.S. Government Agencies	$838	Third Party Vendor	Broker Quote	99.75
Convertible Preferred Securities
Industrials	0	Other Valuation Techniques (2)	—	—

Financial Derivative Instruments - Liabilities
Over the counter	(5)	Indicative Market Quotation	Broker Quote	0.12

Total	$833

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

42	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Schedule of Investments PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)

September 30, 2013 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 106.2%

BANK LOAN OBLIGATIONS 0.2%
Dell, Inc.
5.000% due 11/06/2013	$1,500	$1,499

Total Bank Loan Obligations (Cost $1,493)		1,499

CORPORATE BONDS & NOTES 15.2%

BANKING & FINANCE 10.6%
Ally Financial, Inc.
3.652% due 06/20/2014	400	406
Bank of America Corp.
5.650% due 05/01/2018	400	452
7.625% due 06/01/2019	400	491
Banque PSA Finance S.A.
2.174% due 04/04/2014	500	498
Barclays Bank PLC
10.179% due 06/12/2021	1,040	1,353
Cie de Financement Foncier S.A.
2.500% due 09/16/2015	3,600	3,712
CIT Group, Inc.
5.250% due 04/01/2014	2,300	2,343
Citigroup, Inc.
1.038% due 04/01/2016	7,200	7,221
4.587% due 12/15/2015	4,400	4,709
Export-Import Bank of Korea
5.875% due 01/14/2015	4,000	4,243
8.125% due 01/21/2014	1,845	1,887
Ford Motor Credit Co. LLC
1.362% due 08/28/2014	2,200	2,211
7.000% due 10/01/2013	1,500	1,500
Goldman Sachs Group, Inc.
0.700% due 03/22/2016	400	397
HSBC Bank USA N.A.
4.875% due 08/24/2020	2,300	2,482
International Lease Finance Corp.
7.125% due 09/01/2018	1,750	1,964
JPMorgan Chase & Co.
0.882% due 02/26/2016	7,500	7,517
4.650% due 06/01/2014	5,900	6,063
Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018 ^	200	54
Lloyds TSB Bank PLC
12.000% due 12/16/2024 (d)	1,200	1,611
Loews Corp.
5.250% due 03/15/2016	2,800	3,084
Morgan Stanley
2.875% due 01/24/2014	9,600	9,665
2.875% due 07/28/2014	100	102
6.250% due 08/28/2017	300	342
Prudential Covered Trust
2.997% due 09/30/2015	774	798
SSIF Nevada LP
0.968% due 04/14/2014	1,600	1,606

		66,711

INDUSTRIALS 2.6%
ALROSA Finance S.A.
7.750% due 11/03/2020	1,475	1,645
Barrick North America Finance LLC
4.400% due 05/30/2021	1,800	1,676
Daimler Finance North America LLC
0.858% due 03/28/2014	2,500	2,507
Ecopetrol S.A.
5.875% due 09/18/2023	6,000	6,255

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Total Capital Canada Ltd.
0.648% due 01/15/2016	$3,400	$3,418
Volkswagen International Finance NV
0.858% due 04/01/2014	400	401

		15,902

UTILITIES 2.0%
Embarq Corp.
7.995% due 06/01/2036	200	204
Saudi Electricity Global Sukuk Co.
3.473% due 04/08/2023	1,600	1,524
5.060% due 04/08/2043	4,200	3,854
Verizon Communications, Inc.
1.782% due 09/15/2016	4,600	4,740
2.002% due 09/14/2018	1,500	1,579
5.150% due 09/15/2023	700	752

		12,653

Total Corporate Bonds & Notes (Cost $93,432)		95,266

MUNICIPAL BONDS & NOTES 1.9%

CALIFORNIA 1.5%
California State General Obligation Notes, Series 2013
0.850% due 02/01/2015	5,300	5,311
California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035	1,300	1,503
Los Angeles Community College District, California General Obligation Bonds, (BABs), Series 2010
6.750% due 08/01/2049	1,800	2,228
Palomar Community College District, California General Obligation Bonds, (AGM Insured), Series 2007
4.750% due 05/01/2032	100	103

		9,145

NEW YORK 0.0%
New York State Thruway Authority Revenue Bonds, Series 2012
5.000% due 03/15/2026	100	112
5.000% due 03/15/2027	100	111

		223

OHIO 0.1%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	700	525

SOUTH CAROLINA 0.3%
South Carolina State Public Service Authority Revenue Notes, Series 2011
0.883% due 06/02/2014	1,800	1,802

TEXAS 0.0%
Texas State General Obligation Bonds, Series 2005
4.750% due 04/01/2035	200	203

Total Municipal Bonds & Notes (Cost $11,903)		11,898

U.S. GOVERNMENT AGENCIES 26.8%
Fannie Mae
0.299% due 03/25/2034	13	13
0.309% due 03/25/2036	412	379
0.529% due 09/25/2042	269	266

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.625% due 11/25/2023	$69	$71
1.679% due 04/25/2024	63	65
1.879% due 08/01/2035	323	338
2.261% due 07/01/2032	21	21
2.317% due 09/01/2035	319	334
2.357% due 09/01/2031	1	1
2.387% due 10/01/2035	273	288
2.453% due 08/01/2036	336	357
2.492% due 11/01/2034	294	313
2.515% due 02/01/2034	151	160
2.537% due 07/01/2035	315	333
2.550% due 02/01/2035	101	107
2.653% due 10/01/2035	160	171
2.666% due 10/01/2035	168	178
2.742% due 03/01/2036	936	998
3.000% due 10/01/2043 - 11/01/2043	44,000	42,995
4.000% due 10/01/2030 - 11/01/2042	96,825	102,097
4.500% due 11/01/2043	1,000	1,066
5.500% due 02/01/2024 - 09/01/2027	95	104
Freddie Mac
0.382% due 10/15/2020	192	191
1.359% due 10/25/2044	96	99
1.554% due 07/25/2044	459	468
2.067% due 09/01/2035	87	92
4.000% due 11/01/2043	2,000	2,083
5.500% due 08/15/2030	1	1
Ginnie Mae
0.582% due 03/16/2032	16	17
1.625% due 11/20/2024	51	53
2.500% due 12/15/2042	1,000	934
3.000% due 06/15/2043 - 10/01/2043	11,000	10,871
Overseas Private Investment Corp.
4.140% due 05/15/2030	1,300	1,375
Small Business Administration
5.680% due 06/01/2028	1,329	1,470

Total U.S. Government Agencies (Cost $165,378)		168,309

U.S. TREASURY OBLIGATIONS 29.7%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 01/15/2022 (g)	28,485	28,157
0.125% due 07/15/2022	2,641	2,604
0.125% due 01/15/2023	1,518	1,478
0.750% due 02/15/2042	1,034	886
2.375% due 01/15/2025	991	1,185
U.S. Treasury Notes
0.250% due 03/31/2014 (i)	1,572	1,574
0.250% due 02/28/2015 (i)	46,900	46,937
0.250% due 03/31/2015	40,400	40,425
0.250% due 09/15/2015	3,000	2,996
0.250% due 10/15/2015	3,400	3,394
0.375% due 11/15/2014	16,900	16,944
0.500% due 08/15/2014	300	301
0.500% due 10/15/2014 (g)(i)	25,700	25,799
0.500% due 07/31/2017	300	294
0.625% due 07/15/2014 (i)	467	469
0.625% due 04/30/2018	7,200	7,001
0.750% due 02/28/2018	700	687
2.125% due 08/31/2020	3,200	3,229
2.625% due 06/30/2014 (i)	1,640	1,671

Total U.S. Treasury Obligations (Cost $187,369)		186,031

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	43

Schedule of Investments PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 3.5%
American General Mortgage Loan Trust
5.150% due 03/25/2058		$357	$362
American Home Mortgage Assets Trust
0.369% due 05/25/2046		1,314	929
0.389% due 10/25/2046		466	296
American Home Mortgage Investment Trust
1.873% due 09/25/2045		455	438
Banc of America Funding Corp.
5.568% due 01/20/2047 ^		74	59
Bear Stearns Adjustable Rate Mortgage Trust
2.320% due 08/25/2035		197	198
Bear Stearns Alt-A Trust
2.540% due 08/25/2036 ^		680	280
2.667% due 05/25/2035		273	253
Berica Residential MBS SRL
0.537% due 03/31/2048	EUR	1,622	2,010
Citigroup Mortgage Loan Trust, Inc.
2.510% due 10/25/2035		$594	577
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.886% due 11/15/2044		490	553
Countrywide Alternative Loan Trust
0.390% due 03/20/2046		1,030	709
0.390% due 07/20/2046 ^		1,102	619
2.735% due 06/25/2037		1,927	1,566
Countrywide Home Loan Mortgage Pass-Through Trust
0.469% due 04/25/2035		198	166
0.499% due 03/25/2035		142	114
Credit Suisse First Boston Mortgage Securities Corp.
2.334% due 06/25/2033		146	143
Downey Savings & Loan Association Mortgage Loan Trust
0.441% due 08/19/2045		710	623
2.641% due 07/19/2044		56	55
Epic More London PLC
0.759% due 07/15/2017	GBP	1,853	2,962
First Horizon Alternative Mortgage Securities
2.279% due 03/25/2035		$163	128
First Horizon Mortgage Pass-Through Trust
2.614% due 08/25/2035		62	58
First Republic Mortgage Loan Trust
0.532% due 11/15/2031		65	65
Greenpoint Mortgage Funding Trust
0.359% due 01/25/2037		1,137	760
GSR Mortgage Loan Trust
2.661% due 09/25/2035		193	192
Harborview Mortgage Loan Trust
0.421% due 03/19/2036		798	536
HomeBanc Mortgage Trust
2.509% due 04/25/2037 ^		870	480
IndyMac Mortgage Loan Trust
0.479% due 06/25/2037 ^		348	169
2.541% due 12/25/2034		38	35
JPMorgan Mortgage Trust
4.058% due 02/25/2035		121	122
Merrill Lynch Mortgage Investors Trust
0.389% due 02/25/2036		174	159
0.429% due 11/25/2035		25	23
1.179% due 10/25/2035		54	53
Morgan Stanley Capital Trust
6.107% due 06/11/2049		100	112

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Permanent Master Issuer PLC
1.518% due 07/15/2042	EUR	1,300	$1,770
1.668% due 07/15/2042		$600	602
Residential Accredit Loans, Inc. Trust
0.479% due 01/25/2035		245	239
0.579% due 03/25/2033		34	33
Residential Asset Securitization Trust
0.529% due 10/25/2018		299	293
0.579% due 05/25/2033		32	31
Structured Adjustable Rate Mortgage Loan Trust
1.559% due 01/25/2035		196	146
Structured Asset Mortgage Investments Trust
0.431% due 07/19/2035		230	213
0.459% due 02/25/2036		488	369
UBS-Barclays Commercial Mortgage Trust
1.296% due 03/10/2046 (a)		29,587	2,225
WaMu Mortgage Pass-Through Certificates
0.489% due 01/25/2045		118	110
0.499% due 01/25/2045		123	114
Wells Fargo Mortgage-Backed Securities Trust
2.677% due 10/25/2033		101	101

Total Mortgage-Backed Securities (Cost $23,111)			22,050

ASSET-BACKED SECURITIES 1.7%
Access Group, Inc.
1.566% due 10/27/2025		1,315	1,325
Bear Stearns Asset-Backed Securities Trust
2.996% due 10/25/2036		902	869
Berica Asset-Backed Security SRL
0.521% due 12/30/2055	EUR	920	1,193
GE-WMC Mortgage Securities Trust
0.219% due 08/25/2036		$15	6
GSAMP Trust
0.359% due 11/25/2035		78	15
Long Beach Mortgage Loan Trust
0.739% due 10/25/2034		186	176
Merrill Lynch Mortgage Investors Trust
0.289% due 03/25/2037		7,586	5,080
SLM Student Loan Trust
2.350% due 04/15/2039		235	235
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
1.683% due 04/25/2035		364	345
Venture CDO Ltd.
0.486% due 07/22/2021		1,600	1,566

Total Asset-Backed Securities (Cost $10,668)			10,810

SOVEREIGN ISSUES 5.3%
Australia Government Bond
5.750% due 05/15/2021	AUD	3,700	3,938
Qatar Government International Bond
4.000% due 01/20/2015		$1,200	1,248
Republic of Germany
4.250% due 01/04/2014	EUR	20,300	27,757

Total Sovereign Issues (Cost $31,686)			32,943

	SHARES	MARKET VALUE (000S)
EXCHANGE-TRADED FUNDS 7.2%
iShares MSCI EAFE Index Fund	708,699	$45,208

Total Exchange-Traded Funds (Cost $43,950)		45,208

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 14.7%

COMMERCIAL PAPER 0.9%
Ford Motor Credit Co. LLC
1.021% due 11/01/2013	$1,800	1,799
1.100% due 10/04/2013	1,900	1,900
Vodafone Group PLC
0.590% due 01/02/2014	2,000	1,998

		5,697

REPURCHASE AGREEMENTS (e) 0.6%
		3,693

SHORT-TERM NOTES 11.5%
Federal Home Loan Bank
0.040% due 11/08/2013	5,200	5,200
0.041% due 12/11/2013	7,600	7,600
0.074% due 03/28/2014	59,200	59,194

		71,994

U.S. TREASURY BILLS 1.7%
0.068% due 10/10/2013 - 05/01/2014 (b)(g)(i)	10,680	10,679

Total Short-Term Instruments (Cost $92,043)		92,063

Total Investments in Securities (Cost $661,033)		666,077

	SHARES
INVESTMENTS IN AFFILIATES 5.0%

SHORT-TERM INSTRUMENTS 5.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.0%
PIMCO Short-Term Floating NAV Portfolio	3,156,593	31,588

Total Short-Term Instruments (Cost $31,584)		31,588

Total Investments in Affiliates (Cost $31,584)		31,588

Total Investments 111.2% (Cost $692,617)		$697,665

Financial Derivative Instruments (f)(h) 4.4% (Cost or Premiums, net $345)		27,369

Other Assets and Liabilities, net (15.6%)		(97,728)

Net Assets 100.0%		$627,306

44	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND SHARES):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity, date shown represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SAL	0.110%	09/30/2013	10/01/2013	$3,000	U.S. Treasury Notes 0.625% due 08/31/2017	$(3,064)	$3,000	$3,000
SSB	0.000%	09/30/2013	10/01/2013	693	Fannie Mae 2.200% due 10/17/2022	(709)	693	693

Total Repurchase Agreements						$(3,773)	$3,693	$3,693

(1)	Includes accrued interest.

As of September 30, 2013, there were no open sale-buyback transactions. The average amount of borrowings while outstanding during the period ended September 30, 2013 was $4,125 at a weighted average interest rate of (0.090%).

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales (2)
Fannie Mae	4.000%	10/01/2043	$99,000	$(100,300)	$(103,842)
Fannie Mae	5.500%	10/01/2043	2,000	(2,168)	(2,180)
Freddie Mac	5.500%	10/01/2043	6,000	(6,474)	(6,502)
Ginnie Mae	5.500%	10/01/2043	900	(986)	(985)
U.S. Treasury Notes	1.625%	08/15/2022	10,700	(9,898)	(9,999)
U.S. Treasury Notes	1.625%	11/15/2022	360	(326)	(336)
U.S. Treasury Notes	2.125%	08/15/2021	16,100	(15,821)	(16,025)

Total Short Sales				$(135,973)	$(139,869)

(2)	Market value includes $77 of interest payable on short sales.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of September 30, 2013:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
SAL	$3,000	$0	$0	$0	$3,000	$(3,064)	$(64)
SSB	693	0	0	0	693	(709)	(16)

Master Securities Forward Transactions Agreement
BCY	0	0	0	(17,631)	(17,631)	(300)	(17,931)
DEU	0	0	0	(985)	(985)	0	(985)
FOB	0	0	0	(7,599)	(7,599)	(260)	(7,859)
GSC	0	0	0	(9,812)	(9,812)	0	(9,812)
JPS	0	0	0	(103,842)	(103,842)	0	(103,842)
MSC	0	0	0	0	0	(501)	(501)

Total Borrowings and Other Financing Transactions	$3,693	$0	$0	$(139,869)

(3)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	45

Schedule of Investments PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) (Cont.)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
30-Year Deliverable Interest Rate Swap December Futures	Short	12/2013	4	$(15)	$0	$0
90-Day Eurodollar December Futures	Long	12/2014	93	37	4	0
90-Day Eurodollar June Futures	Long	06/2015	93	60	6	0
90-Day Eurodollar March Futures	Long	03/2015	93	47	5	0
90-Day Eurodollar September Futures	Long	09/2014	93	28	1	0
U.S. Treasury 10-Year Note December Futures	Short	12/2013	13	(37)	0	(1)

Total Futures Contracts				$120	$16	$(1)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
CDX.HY-15 5-Year Index	(5.000%	)	12/20/2015	$14,400	$(1,070)	$(1,790)	$3	$0
CDX.IG-9 10-Year Index	(0.800%	)	12/20/2017	194	0	(9)	0	0

					$(1,070)	$(1,799)	$3	$0

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount			Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
									Asset	Liability
Pay	3-Month USD-LIBOR	2.650%	07/31/2023	$		14,900	$(60)	$21	$9	$0
Receive	3-Month USD-LIBOR	2.750%	06/19/2043			5,100	861	514	1	0
Pay	6-Month AUD-BBR-BBSW	3.750%	03/15/2018		AUD	800	9	6	1	0
Pay	6-Month AUD-BBR-BBSW	3.750%	12/11/2018			1,500	5	9	3	0
Pay	6-Month AUD-BBR-BBSW	3.750%	03/15/2023			700	(27)	(22)	3	0

							$788	$528	$17	$0

Total Swap Agreements							$(282)	$(1,271)	$20	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2013:

(g)	Securities with an aggregate market value of $2,112 and cash of $14 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2013. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$16	$20	$36	$0	$(1)	$0	$(1)

46	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

(h) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	10/2013		EUR	75,954	$		101,367	$0	$(1,387)
	10/2013		GBP	26,721			41,497	0	(1,761)
	10/2013	$		5,846		CHF	5,451	181	0
	10/2013			16,770		EUR	12,528	178	0
	10/2013			150		ILS	550	6	0
	11/2013		DKK	1,000	$		181	0	0

BPS	10/2013			996			180	0	(1)
	10/2013		GBP	26,294			40,799	0	(1,768)
	10/2013	$		234		SEK	1,535	5	0
	11/2013		NOK	31,856	$		5,401	112	0
	11/2013		SEK	3,200			498	1	0

BRC	10/2013	$		3,401		ILS	11,991	2	0
	10/2013			4,926		JPY	490,600	65	0
	11/2013		DKK	40,589	$		7,249	0	(116)
	12/2013		ILS	11,991			3,396	0	(2)

CBK	10/2013		EUR	61,704			82,285	0	(1,192)
	10/2013		GBP	2,124			3,400	0	(39)
	10/2013		JPY	3,312,446			33,350	0	(350)
	10/2013	$		2,782		CHF	2,608	102	0
	10/2013			4,818		EUR	3,660	133	0
	10/2013			2,000		HKD	15,506	0	(1)
	11/2013		AUD	677	$		630	0	0
	11/2013		CHF	2,555			2,815	0	(11)

DUB	10/2013		HKD	3,101			400	0	0
	10/2013	$		59,240		AUD	63,221	0	(261)
	10/2013			138,617		GBP	86,842	1,971	0
	11/2013		AUD	63,221	$		59,112	260	0
	11/2013		GBP	86,842			138,583	0	(1,969)
	12/2013	$		16		CLP	8,500	0	0

FBF	10/2013		CHF	2,555	$		2,800	0	(25)
	10/2013		GBP	42,897			66,509	0	(2,936)
	10/2013	$		2,071		EUR	1,556	35	0
	10/2013			14,122		GBP	9,069	560	0
	10/2013			300		ILS	1,072	4	0

GLM	10/2013		AUD	1,331	$		1,250	8	0
	10/2013		EUR	5,861			7,900	0	(29)
	10/2013		SEK	3,199			500	2	0
	10/2013	$		101,191		EUR	74,779	0	(26)
	11/2013		EUR	74,779	$		101,200	27	0

HUS	10/2013		NZD	747			578	0	(42)
	10/2013	$		17,186		HKD	133,282	0	(1)
	11/2013		NZD	747	$		617	0	(2)
	01/2014		HKD	133,282			17,190	1	0

JPM	10/2013		EUR	7,696			10,243	0	(169)
	10/2013		HKD	169,107			21,810	6	0
	10/2013		ILS	12,898			3,549	0	(111)
	10/2013		JPY	9,542,665			96,478	0	(608)
	10/2013	$		500		HKD	3,879	0	0
	11/2013			802		DKK	4,470	9	0
	11/2013			487		NOK	2,955	3	0
	11/2013			2,098		SEK	13,700	32	0
	12/2013			186		MXN	2,459	1	0

MSC	10/2013		BRL	7,416	$		3,271	0	(76)
	10/2013		ILS	715			200	0	(3)
	10/2013	$		3,089		BRL	7,416	257	0
	10/2013			39,770		EUR	29,485	119	0
	10/2013			2,520		HKD	19,542	0	0
	11/2013		EUR	29,485	$		39,772	0	(120)
	11/2013	$		3,248		BRL	7,416	73	0

RBC	10/2013		AUD	63,222	$		56,476	0	(2,503)
	11/2013		SEK	138,835			21,233	0	(348)

RYL	10/2013		JPY	533,800			5,429	0	(2)
	11/2013		CHF	55,843			60,390	0	(1,380)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	47

Schedule of Investments PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	11/2013		EUR	5,766	$		7,808	$7	$0
	11/2013		GBP	2,124			3,426	0	(12)
	12/2013	$		1,553		GBP	994	56	0

UAG	10/2013			31,483		EUR	23,347	102	0
	11/2013		EUR	23,347	$		31,486	0	(102)
	11/2013		SGD	11,804			9,270	0	(140)
	01/2014		EUR	20,909			26,856	0	(1,438)

Total Forward Foreign Currency Contracts								$4,318	$(18,931)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.500%	10/28/2013	$	77,500	$(217)	$(523)

Total Written Options								$(217)	$(523)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2013:

	Notional Amount in $	Notional Amount in EUR		Premiums
Balance at 03/31/2013	$63,800	EUR	36,100	$(347)
Sales	113,500		0	(273)
Closing Buys	(36,400)		(5,000)	58
Expirations	(14,900)		(31,100)	162
Exercised	(48,500)		0	183

Balance at 09/30/2013	$77,500	EUR	0	$(217)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2013 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Embarq Corp.	(1.370%	)	03/20/2014	0.313%	$	100	$0	$(1)	$0	$(1)

DUB	Embarq Corp.	(1.425%	)	03/20/2014	0.313%		500	0	(3)	0	(3)
	Embarq Corp.	(1.270%	)	03/20/2014	0.313%		600	0	(3)	0	(3)
	Embarq Corp.	(1.250%	)	03/20/2014	0.313%		300	0	(1)	0	(1)
	Goodrich Corp.	(0.510%	)	09/20/2016	0.078%		2,100	0	(27)	0	(27)
	JPMorgan Chase & Co.	(2.750%	)	03/20/2014	0.296%		1,000	0	(13)	0	(13)

JPM	Loews Corp.	(0.280%	)	03/20/2016	0.214%		2,300	0	(4)	0	(4)

MYC	Embarq Corp.	(1.300%	)	03/20/2014	0.313%		200	0	(1)	0	(1)

								$0	$(53)	$0	$(53)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value (5)
								Asset	Liability
GST	CMBX.NA.AAA.4 Index	(0.350%	)	02/17/2051	$4,240	$636	$(505)	$131	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value (5)
							Asset	Liability
MYC	CDX.IG-5 10-Year Index 10-15%	0.463%	12/20/2015	$5,600	$0	$12	$12	$0

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

48	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	7.585%	01/02/2015	BRL	2,700	$(6)	$(27)	$0	$(33)
	Pay	1-Year BRL-CDI	8.440%	01/02/2015		2,700	16	(27)	0	(11)
	Pay	1-Year BRL-CDI	9.880%	01/02/2015		900	0	9	9	0
	Pay	1-Year BRL-CDI	9.890%	01/02/2015		11,300	0	117	117	0
	Pay	1-Year BRL-CDI	8.860%	01/02/2017		1,000	4	(22)	0	(18)

BPS	Pay	1-Year BRL-CDI	8.485%	01/02/2017		100	0	(2)	0	(2)

BRC	Pay	6-Month AUD-BBR-BBSW	5.500%	12/15/2017	AUD	1,200	(6)	108	102	0

DUB	Pay	1-Year BRL-CDI	7.620%	01/02/2015	BRL	100	0	(1)	0	(1)
	Pay	1-Year BRL-CDI	8.600%	01/02/2017		23,000	12	(575)	0	(563)
	Pay	6-Month AUD-BBR-BBSW	5.500%	12/15/2017	AUD	800	(4)	71	67	0

FBF	Pay	1-Year BRL-CDI	8.495%	01/02/2017	BRL	19,700	(15)	(489)	0	(504)
	Pay	1-Year BRL-CDI	8.935%	01/02/2017		27,200	(14)	(545)	0	(559)

GLM	Pay	1-Year BRL-CDI	7.550%	01/02/2015		1,000	(2)	(10)	0	(12)

HUS	Pay	1-Year BRL-CDI	7.775%	01/02/2015		6,900	(4)	(67)	0	(71)
	Pay	1-Year BRL-CDI	8.075%	01/02/2015		2,100	4	(20)	0	(16)
	Pay	1-Year BRL-CDI	10.135%	01/02/2015		8,300	15	92	107	0

JPM	Pay	1-Year BRL-CDI	7.890%	01/02/2015		100	0	(1)	0	(1)
	Pay	1-Year BRL-CDI	9.980%	01/02/2015		900	0	11	11	0

MYC	Pay	1-Year BRL-CDI	7.795%	01/02/2015		2,200	0	(22)	0	(22)
	Pay	1-Year BRL-CDI	8.270%	01/02/2015		28,100	(56)	(164)	0	(220)
	Pay	1-Year BRL-CDI	10.605%	01/02/2015		3,000	18	34	52	0
	Pay	1-Year BRL-CDI	9.140%	01/02/2017		1,200	0	(23)	0	(23)

UAG	Pay	1-Year BRL-CDI	8.560%	01/02/2015		25,100	1	(152)	0	(151)
	Pay	1-Year BRL-CDI	9.930%	01/02/2015		1,400	0	15	15	0
	Pay	1-Year BRL-CDI	8.590%	01/02/2017		11,500	(13)	(282)	0	(295)
	Pay	1-Year BRL-CDI	8.900%	01/02/2017		24,300	(24)	(485)	0	(509)

							$(74)	$(2,457)	$480	$(3,011)

TOTAL RETURN SWAPS ON EXCHANGE-TRADED FUNDS

Counterparty	Pay/Receive	Underlying Reference	# of Shares	Financing Rate	Notional Amount	Maturity Date			Swap Agreements, at Value
									Asset	Liability
BOA	Receive	iShares MSCI EAFE Index Fund	239,760	3-Month USD-LIBOR plus a specified spread	$ 14,767	11/15/2013			$523	$0
	Receive	iShares MSCI EAFE Index Fund	3,164,500	3-Month USD-LIBOR plus a specified spread	181,579	03/31/2014			20,078	0

BPS	Receive	iShares MSCI EAFE Index Fund	1,171,877	3-Month USD-LIBOR plus a specified spread	60,835	04/30/2014			4,827	0

FBF	Receive	iShares MSCI EAFE Index Fund	635,475	3-Month USD-LIBOR plus a specified spread	40,051	06/13/2014			459	0

JPM	Receive	iShares MSCI EAFE Index Fund	3,286,750	3-Month USD-LIBOR plus a specified spread	193,427	02/28/2014			16,106	0
	Receive	iShares MSCI EAFE Index Fund	657,107	3-Month USD-LIBOR plus a specified spread	38,982	04/04/2014			2,918	0

									$44,911	$0

Total Swap Agreements							$562	$41,908	$45,534	$(3,064)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	49

Schedule of Investments PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2013:

(i)	Securities with an aggregate market value of $12,191 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures (6)
BOA	$365	$0	$20,727	$21,092	$(3,148)	$0	$(63)	$(3,211)	$17,881	$(19,630)	$(1,749)
BPS	118	0	4,827	4,945	(1,769)	0	(2)	(1,771)	3,174	(4,460)	(1,286)
BRC	67	0	102	169	(118)	0	0	(118)	51	0	51
CBK	235	0	0	235	(1,593)	0	0	(1,593)	(1,358)	1,422	64
DUB	2,231	0	67	2,298	(2,230)	0	(611)	(2,841)	(543)	715	172
FBF	599	0	459	1,058	(2,961)	0	(1,063)	(4,024)	(2,966)	2,433	(533)
GLM	37	0	0	37	(55)	(523)	(12)	(590)	(553)	841	288
GST	0	0	131	131	0	0	0	0	131	(450)	(319)
HUS	1	0	107	108	(45)	0	(87)	(132)	(24)	0	(24)
JPM	51	0	19,035	19,086	(888)	0	(5)	(893)	18,193	(20,000)	(1,807)
MSC	449	0	0	449	(199)	0	0	(199)	250	(285)	(35)
MYC	0	0	64	64	0	0	(266)	(266)	(202)	201	(1)
RBC	0	0	0	0	(2,851)	0	0	(2,851)	(2,851)	2,765	(86)
RYL	63	0	0	63	(1,394)	0	0	(1,394)	(1,331)	1,221	(110)
UAG	102	0	15	117	(1,680)	0	(955)	(2,635)	(2,518)	2,513	(5)

Total Over the Counter	$4,318	$0	$45,534	$49,852	$(18,931)	$(523)	$(3,064)	$(22,518)

(6)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$16	$16
Swap Agreements	0	3	0	0	17	20

	$0	$3	$0	$0	$33	$36

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,318	$0	$4,318
Swap Agreements	0	143	44,911	0	480	45,534

	$0	$143	$44,911	$4,318	$480	$49,852

	$0	$146	$44,911	$4,318	$513	$49,888

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1	$1

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$18,931	$0	$18,931
Written Options	0	0	0	0	523	523
Swap Agreements	0	53	0	0	3,011	3,064

	$0	$53	$0	$18,931	$3,534	$22,518

	$0	$53	$0	$18,931	$3,535	$22,519

50	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,548	$1,548
Swap Agreements	0	(369)	0	0	(1,169)	(1,538)

	$0	$(369)	$0	$0	$379	$10

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,036	$0	$4,036
Purchased Options	0	0	0	(18)	0	(18)
Written Options	0	0	0	0	217	217
Swap Agreements	0	(274)	7,511	0	170	7,407

	$0	$(274)	$7,511	$4,018	$387	$11,642

	$0	$(643)	$7,511	$4,018	$766	$11,652

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$159	$159
Swap Agreements	0	52	0	0	1,118	1,170

	$0	$52	$0	$0	$1,277	$1,329

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(20,150)	$0	$(20,150)
Purchased Options	0	0	0	18	0	18
Written Options	0	0	0	0	(494)	(494)
Swap Agreements	0	153	44,242	0	(3,146)	41,249

	$0	$153	$44,242	$(20,132)	$(3,640)	$20,623

	$0	$205	$44,242	$(20,132)	$(2,363)	$21,952

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Securities, at Value
Bank Loan Obligations	$0	$1,499	$0	$1,499
Corporate Bonds & Notes
Banking & Finance	0	66,711	0	66,711
Industrials	0	15,902	0	15,902
Utilities	0	12,653	0	12,653
Municipal Bonds & Notes
California	0	9,145	0	9,145
New York	0	223	0	223
Ohio	0	525	0	525
South Carolina	0	1,802	0	1,802
Texas	0	203	0	203
U.S. Government Agencies	0	168,309	0	168,309
U.S. Treasury Obligations	0	186,031	0	186,031
Mortgage-Backed Securities	0	22,050	0	22,050
Asset-Backed Securities	0	10,810	0	10,810
Sovereign Issues	0	32,943	0	32,943
Exchange-Traded Funds	45,208	0	0	45,208
Short-Term Instruments
Commercial Paper	0	5,697	0	5,697
Repurchase Agreements	0	3,693	0	3,693
Short-Term Notes	0	71,994	0	71,994
U.S. Treasury Bills	0	10,679	0	10,679
	$45,208	$620,869	$0	$666,077

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$31,588	$0	$0	$31,588

Total Investments	$76,796	$620,869	$0	$697,665

Short Sales, at Value
U.S. Government Agencies	0	(113,509)	0	(113,509)
U.S. Treasury Obligations	0	(26,360)	0	(26,360)
	$0	$(139,869)	$0	$(139,869)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	16	20	0	36
Over the counter	0	49,852	0	49,852
	$16	$49,872	$0	$49,888

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1)	0	0	(1)
Over the counter	0	(22,518)	0	(22,518)
	$(1)	$(22,518)	$0	$(22,519)

Totals	$76,811	$508,354	$0	$585,165

Assets and liabilities valued at $24,905 transferred from Level 1 to Level 2 during the period ended September 30, 2013.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	51

Schedule of Investments PIMCO Small Cap StocksPLUS® AR Strategy Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 75.6%

CORPORATE BONDS & NOTES 21.9%

BANKING & FINANCE 15.0%
AIG Life Holdings, Inc.
7.570% due 12/01/2045		$8,200	$9,184
8.125% due 03/15/2046		100	117
Ally Financial, Inc.
3.125% due 01/15/2016		400	402
3.500% due 07/18/2016		100	101
4.500% due 02/11/2014		2,500	2,529
4.625% due 06/26/2015		3,500	3,623
6.750% due 12/01/2014		600	631
7.500% due 12/31/2013		3,000	3,049
7.500% due 09/15/2020		3,600	4,059
8.300% due 02/12/2015		3,200	3,456
American Express Credit Corp.
0.774% due 07/29/2016		2,900	2,911
American International Group, Inc.
5.050% due 10/01/2015		400	431
5.450% due 05/18/2017		1,800	2,016
8.250% due 08/15/2018		3,500	4,374
Banco del Estado de Chile
4.125% due 10/07/2020		1,800	1,832
Banco do Brasil S.A.
2.963% due 07/02/2014		200	202
3.875% due 10/10/2022		700	607
5.875% due 01/19/2023		1,600	1,508
Banco Santander Brasil S.A.
2.352% due 03/18/2014		600	599
4.250% due 01/14/2016		1,000	1,028
Banco Santander Chile
1.866% due 01/19/2016		1,000	1,008
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero
4.125% due 11/09/2022		500	460
Bank of America Corp.
0.594% due 08/15/2016		400	388
1.500% due 10/09/2015		700	704
4.500% due 04/01/2015		2,400	2,522
Bank of Montreal
2.850% due 06/09/2015		200	208
Banque PSA Finance S.A.
2.174% due 04/04/2014		500	498
Barclays Bank PLC
14.000% due 06/15/2019 (d)	GBP	5,600	12,193
BBVA Bancomer S.A.
4.500% due 03/10/2016		$200	210
6.500% due 03/10/2021		200	209
6.750% due 09/30/2022		3,900	4,046
7.250% due 04/22/2020		400	427
BNP Paribas S.A.
1.169% due 01/10/2014		1,000	1,002
CIT Group, Inc.
4.750% due 02/15/2015		5,700	5,914
5.250% due 04/01/2014		2,900	2,954
Citigroup, Inc.
0.528% due 06/09/2016		4,600	4,493
1.226% due 07/25/2016		8,600	8,682
1.718% due 01/13/2014		400	402
2.650% due 03/02/2015		5,000	5,114
5.000% due 09/15/2014		3,800	3,944
Credit Agricole Home Loan SFH
1.016% due 07/21/2014		1,600	1,608
Eksportfinans ASA
2.000% due 09/15/2015		700	686

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Export-Import Bank of Korea
4.000% due 01/29/2021		$2,000	$2,058
5.875% due 01/14/2015		600	636
Ford Motor Credit Co. LLC
5.625% due 09/15/2015		600	650
7.000% due 04/15/2015		400	435
8.000% due 06/01/2014		6,900	7,219
8.000% due 12/15/2016		200	237
8.700% due 10/01/2014		100	108
Goldman Sachs Group, Inc.
1.265% due 02/07/2014		2,400	2,407
International Lease Finance Corp.
4.875% due 04/01/2015		1,900	1,972
5.650% due 06/01/2014		500	513
6.500% due 09/01/2014		3,700	3,857
6.750% due 09/01/2016		200	221
Intesa Sanpaolo SpA
2.662% due 02/24/2014		400	402
3.125% due 01/15/2016		1,600	1,599
JPMorgan Chase & Co.
0.882% due 02/26/2016		7,000	7,016
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017		3,600	4,123
Korea Development Bank
3.500% due 08/22/2017		200	210
Korea Exchange Bank
3.125% due 06/26/2017		1,400	1,441
Korea Finance Corp.
3.250% due 09/20/2016		600	628
Macquarie Bank Ltd.
6.625% due 04/07/2021		2,600	2,840
Macquarie Group Ltd.
7.300% due 08/01/2014		500	525
Merrill Lynch & Co., Inc.
6.400% due 08/28/2017		200	230
Moody’s Corp.
4.500% due 09/01/2022		1,800	1,802
Morgan Stanley
0.748% due 10/15/2015		7,800	7,745
2.875% due 01/24/2014		1,800	1,812
National Australia Bank Ltd.
0.989% due 04/11/2014		2,000	2,007
New York Life Global Funding
0.615% due 05/23/2016		3,425	3,436
Nordea Eiendomskreditt A/S
0.691% due 04/07/2015		800	802
Northern Rock Asset Management PLC
5.625% due 06/22/2017		1,100	1,256
Nykredit Realkredit A/S
2.000% due 04/01/2014	DKK	13,100	2,399
Petrobras Global Finance BV
2.000% due 05/20/2016		$7,700	7,671
3.000% due 01/15/2019		300	283
Principal Life Income Funding Trusts
5.550% due 04/27/2015		100	108
Rabobank Group
6.875% due 03/19/2020	EUR	600	900
RCI Banque S.A.
2.139% due 04/11/2014		$1,500	1,504
Realkredit Danmark A/S
2.000% due 04/01/2014	DKK	23,600	4,320
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (d)		$100	104
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.299% due 05/15/2017		1,000	1,073
SLM Corp.
0.566% due 01/27/2014		4,150	4,130

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.875% due 09/10/2015	$6,570	$6,734
5.000% due 10/01/2013	100	100
5.000% due 04/15/2015	700	730
5.375% due 05/15/2014	800	818
6.250% due 01/25/2016	300	321
Springleaf Finance Corp.
5.750% due 09/15/2016	200	207
6.900% due 12/15/2017	100	105
SSIF Nevada LP
0.968% due 04/14/2014	3,700	3,714
State Bank of India
4.500% due 10/23/2014	800	820
4.500% due 07/27/2015	100	103
Stone Street Trust
5.902% due 12/15/2015	200	217
Tri-Command Military Housing LLC
5.383% due 02/15/2048	1,333	1,060
Turkiye Garanti Bankasi A/S
2.766% due 04/20/2016	200	194
Vnesheconombank Via VEB Finance PLC
5.450% due 11/22/2017	2,300	2,452

		198,585

INDUSTRIALS 5.9%
AbbVie, Inc.
1.027% due 11/06/2015	1,500	1,515
Anheuser-Busch InBev Worldwide, Inc.
0.814% due 01/27/2014	1,300	1,303
Braskem Finance Ltd.
5.750% due 04/15/2021	2,500	2,463
7.000% due 05/07/2020	1,000	1,060
Daimler Finance North America LLC
0.870% due 01/09/2015	2,300	2,309
0.945% due 08/01/2016	3,600	3,611
DISH DBS Corp.
6.625% due 10/01/2014	900	947
7.000% due 10/01/2013	2,100	2,100
7.125% due 02/01/2016	700	771
7.750% due 05/31/2015	6,400	7,008
DP World Sukuk Ltd.
6.250% due 07/02/2017	1,100	1,207
Enbridge, Inc.
0.898% due 10/01/2016 (a)	2,500	2,504
General Mills, Inc.
0.613% due 05/16/2014	4,100	4,107
Gerdau Holdings, Inc.
7.000% due 01/20/2020	400	428
GTL Trade Finance, Inc.
7.250% due 10/20/2017	700	781
Hawk Acquisition Sub, Inc.
4.250% due 10/15/2020	1,300	1,243
HCA, Inc.
6.375% due 01/15/2015	500	529
7.875% due 02/15/2020	5,100	5,511
8.500% due 04/15/2019	3,400	3,663
MGM Resorts International
6.625% due 07/15/2015	2,150	2,327
7.500% due 06/01/2016	900	1,010
PepsiCo, Inc.
0.465% due 07/30/2015	10,000	10,012
President and Fellows of Harvard College
6.500% due 01/15/2039	1,100	1,451
STATS ChipPAC Ltd.
4.500% due 03/20/2018	600	588
Teva Pharmaceutical Finance Co. BV
1.166% due 11/08/2013	2,900	2,902

52	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Total Capital Canada Ltd.
0.648% due 01/15/2016	$1,000	$1,005
UAL Pass-Through Trust
10.400% due 05/01/2018	55	61
United Technologies Corp.
0.530% due 12/02/2013	3,400	3,402
Volkswagen International Finance NV
0.858% due 04/01/2014	390	391
0.864% due 11/20/2014	1,520	1,528
1.063% due 02/17/2014	2,000	2,005
WM Wrigley Jr. Co.
3.700% due 06/30/2014	7,200	7,345
Woodside Finance Ltd.
4.500% due 11/10/2014	400	414

		77,501

UTILITIES 1.0%
BP Capital Markets PLC
5.250% due 11/07/2013	1,500	1,507
British Telecommunications PLC
1.377% due 12/20/2013	6,400	6,414
Korea Hydro & Nuclear Power Co. Ltd.
3.000% due 09/19/2022	300	277
Rosneft Finance S.A.
6.625% due 03/20/2017	100	110
Verizon Communications, Inc.
0.459% due 03/06/2015	900	898
2.002% due 09/14/2018	500	527
2.500% due 09/15/2016	700	722
3.650% due 09/14/2018	2,600	2,743

		13,198

Total Corporate Bonds & Notes (Cost $287,385)		289,284

MUNICIPAL BONDS & NOTES 2.2%

CALIFORNIA 0.8%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	100	123
California State General Obligation Bonds, (BABs), Series 2010
7.950% due 03/01/2036	500	579
Long Beach Unified School District, California General Obligation Bonds, Series 2011
5.914% due 08/01/2025	3,500	4,078
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	400	491
San Luis Obispo County, California Revenue Bonds, (NPFGC Insured), Series 2003
0.000% due 09/01/2027	7,100	2,992
Southern California Public Power Authority Revenue Bonds, (BABs), Series 2010
5.943% due 07/01/2040	1,800	1,864
University of California Revenue Bonds, (BABs), Series 2009
6.270% due 05/15/2031	400	431

		10,558

COLORADO 0.4%
Denver, Colorado City & County School District No. 1 Certificates of Participation Bonds, Series 2011
6.220% due 12/15/2026	4,300	4,785

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ILLINOIS 0.1%
Chicago Transit Authority, Illinois Revenue Bonds, Series 2011
5.250% due 12/01/2040	$900	$917
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040	1,000	1,032

		1,949

NEVADA 0.0%
Clark County, Nevada Airport System Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	100	124

NEW JERSEY 0.1%
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	1,000	1,265

NEW YORK 0.4%
New York City, New York General Obligation Bonds, (BABs), Series 2010
6.646% due 12/01/2031	1,000	1,117
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
5.932% due 11/01/2036	100	107
New York City, New York Water & Sewer System Revenue Bonds, (NPFGC/FGIC Insured), Series 2007
4.750% due 06/15/2033	3,300	3,379
New York State Thruway Authority Revenue Bonds, (BABs), Series 2010
5.883% due 04/01/2030	1,000	1,117

		5,720

OHIO 0.0%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
6.500% due 06/01/2047	100	81

TEXAS 0.2%
Dallas/Fort Worth International Airport, Texas Revenue Bonds, Series 2012
5.000% due 11/01/2022	2,000	2,159
San Antonio, Texas City Public Service Board Revenue Bonds, (BABs), Series 2010
5.808% due 02/01/2041	300	337

		2,496

VIRGINIA 0.1%
Virginia Commonwealth Transportation Board Revenue Bonds, Series 2012
5.000% due 05/15/2028	1,000	1,111

WASHINGTON 0.1%
Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	600	667

Total Municipal Bonds & Notes (Cost $27,384)		28,756

U.S. GOVERNMENT AGENCIES 18.4%
Fannie Mae
0.529% due 07/25/2037	186	186
0.559% due 07/25/2037	189	189

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.579% due 09/25/2035	$350	$347
0.629% due 09/25/2035	290	291
0.875% due 08/28/2017 - 05/21/2018	7,500	7,377
0.919% due 03/25/2040	448	452
1.250% due 01/30/2017	1,300	1,316
1.875% due 09/18/2018	200	203
2.310% due 08/01/2022	100	95
2.870% due 09/01/2027	300	270
4.000% due 08/01/2025 - 11/01/2043	61,297	64,152
4.500% due 04/01/2025 - 11/01/2043	80,239	85,664
4.501% due 07/01/2019	950	1,050
5.000% due 02/13/2017 - 11/01/2043	38,330	41,621
5.375% due 06/12/2017	100	115
5.500% due 09/01/2023 - 11/01/2043	5,734	6,246
6.000% due 05/01/2041	784	857
7.500% due 04/01/2024 - 11/01/2037	669	768
Freddie Mac
0.219% due 12/25/2036	21	21
0.332% due 07/15/2019	12	12
0.875% due 03/07/2018	1,600	1,565
0.892% due 10/15/2037	126	127
1.000% due 06/29/2017 - 09/29/2017	7,100	7,085
1.250% due 10/02/2019	900	862
4.500% due 12/01/2039 - 11/01/2043	8,244	8,791
5.500% due 08/23/2017 - 05/01/2040	2,165	2,356
6.000% due 04/01/2040 - 11/01/2043	1,021	1,112
Ginnie Mae
5.000% due 05/15/2038 - 08/15/2039	5,783	6,296
6.000% due 12/15/2038	403	445
Small Business Administration
5.290% due 12/01/2027	98	108
5.720% due 01/01/2029	1,726	1,914
6.020% due 08/01/2028	1,580	1,795

Total U.S. Government Agencies (Cost $241,628)		243,688

U.S. TREASURY OBLIGATIONS 11.4%
U.S. Treasury Bonds
1.000% due 10/10/2043	13,000	14,221
U.S. Treasury Inflation Protected Securities
0.125% due 04/15/2017	720	743
0.125% due 01/15/2022	206	204
0.125% due 07/15/2022	1,828	1,803
0.625% due 07/15/2021	311	324
0.625% due 02/15/2043	914	751
0.750% due 02/15/2042 (g)(i)	13,232	11,348
1.125% due 01/15/2021	214	230
1.250% due 04/15/2014	23,952	24,163
1.250% due 07/15/2020	536	586
1.750% due 01/15/2028	3,234	3,627
2.000% due 01/15/2014	11,631	11,692
2.000% due 07/15/2014	59,484	61,017
2.125% due 02/15/2040	1,945	2,304
2.375% due 01/15/2025	3,718	4,443
2.375% due 01/15/2027 (g)	2,432	2,931
2.500% due 01/15/2029 (g)	8,486	10,447

Total U.S. Treasury Obligations (Cost $151,957)		150,834

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	53

Schedule of Investments PIMCO Small Cap StocksPLUS® AR Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 4.0%
Adjustable Rate Mortgage Trust
4.639% due 11/25/2037 ^		$11,124	$7,178
Banc of America Commercial Mortgage Trust
5.634% due 04/10/2049		116	118
Banc of America Large Loan Trust
2.482% due 11/15/2015		1,767	1,770
Chaseflex Trust
0.479% due 07/25/2037		723	536
Citigroup Mortgage Loan Trust, Inc.
0.249% due 01/25/2037		10	5
2.570% due 03/25/2036		997	912
5.297% due 08/25/2035		486	474
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.393% due 07/15/2044		441	445
Countrywide Alternative Loan Trust
0.339% due 02/25/2047		44	36
0.379% due 06/25/2037		154	119
1.153% due 02/25/2036		15	12
Countrywide Home Loan Mortgage Pass-Through Trust
2.722% due 02/20/2035		21	19
2.859% due 11/25/2034		17	16
5.500% due 11/25/2035 ^		137	131
Credit Suisse Commercial Mortgage Trust
5.460% due 09/15/2039		4,759	5,216
Granite Master Issuer PLC
0.731% due 12/20/2054	GBP	2,224	3,545
0.811% due 12/20/2054		1,001	1,596
Granite Mortgages PLC
0.600% due 01/20/2044	EUR	16	22
0.838% due 03/20/2044	GBP	479	767
0.838% due 06/20/2044		377	604
0.890% due 01/20/2044		24	39
0.898% due 09/20/2044		110	176
Greenwich Capital Commercial Funding Corp.
5.246% due 04/10/2037		$1,000	1,015
GSR Mortgage Loan Trust
5.050% due 11/25/2035		26	26
Harborview Mortgage Loan Trust
0.351% due 12/19/2036 ^		1,353	884
JPMorgan Chase Commercial Mortgage Securities Trust
4.158% due 01/12/2039		107	108
5.397% due 05/15/2045		1,533	1,688
5.439% due 01/15/2049		4,783	5,323
JPMorgan Mortgage Trust
2.744% due 08/25/2034		287	283
4.058% due 02/25/2035		9	9
5.254% due 07/25/2035		189	195
5.750% due 01/25/2036 ^		41	38
LB Commercial Mortgage Trust
6.036% due 07/15/2044		5,936	6,649
Leek Finance Ltd.
0.798% due 12/21/2037	GBP	642	1,063
Merrill Lynch Floating Trust
0.720% due 07/09/2021		$2,812	2,807
Merrill Lynch Mortgage Investors Trust
5.099% due 09/25/2035		411	392
Morgan Stanley Capital Trust
5.610% due 04/15/2049		105	106
Residential Accredit Loans, Inc. Trust
0.364% due 08/25/2036		1,331	965
Silenus European Loan Conduit Ltd.
0.376% due 05/15/2019	EUR	1,101	1,415
Structured Adjustable Rate Mortgage Loan Trust
2.463% due 04/25/2035		$493	473

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.653% due 10/28/2035		$423	$401
Titan Europe PLC
0.790% due 10/23/2016	GBP	774	1,215
Wachovia Bank Commercial Mortgage Trust
0.262% due 06/15/2020		$1,443	1,425
5.749% due 07/15/2045		691	765
WaMu Mortgage Pass-Through Certificates
0.883% due 01/25/2047		47	45
2.454% due 09/25/2046		88	82
2.454% due 10/25/2046		84	77
Wells Fargo Mortgage-Backed Securities Trust
2.642% due 03/25/2036		828	796
5.390% due 12/25/2036		784	764

Total Mortgage-Backed Securities (Cost $52,152)			52,745

ASSET-BACKED SECURITIES 4.0%
Apidos CDO Ltd.
0.524% due 07/27/2017		179	179
Asset-Backed Securities Corp. Home Equity Loan Trust
0.454% due 09/25/2034		8	8
0.819% due 07/25/2035		300	265
Avenue CLO Ltd.
0.526% due 07/20/2018		935	932
Bacchus Ltd.
0.506% due 01/20/2019		2,282	2,235
Bear Stearns Asset-Backed Securities Trust
0.259% due 10/25/2036		0	1
0.289% due 02/25/2037		4,618	4,116
0.339% due 08/25/2036		1,669	1,098
0.379% due 12/25/2036		570	516
Centurion CDO Ltd.
0.578% due 03/08/2017		3,392	3,386
Citibank Omni Master Trust
2.932% due 08/15/2018		1,700	1,736
Citigroup Mortgage Loan Trust, Inc.
0.239% due 07/25/2045		49	37
Countrywide Asset-Backed Certificates
0.359% due 09/25/2036		76	73
Credit-Based Asset Servicing and Securitization LLC
0.299% due 07/25/2037		14	8
Duane Street CLO Ltd.
0.519% due 01/11/2021		3,257	3,201
Eurocredit CDO BV
0.820% due 10/20/2016	EUR	1,926	2,597
First Franklin Mortgage Loan Trust
0.709% due 09/25/2035		$4,000	3,640
Harbourmaster CLO BV
0.557% due 10/11/2019	EUR	2,391	3,228
HSBC Home Equity Loan Trust
0.330% due 03/20/2036		$291	286
1.120% due 11/20/2036		113	113
JPMorgan Mortgage Acquisition Trust
0.239% due 03/25/2047		12	12
Lafayette CLO Ltd.
1.659% due 09/06/2022		306	307
Morgan Stanley ABS Capital, Inc.
0.229% due 07/25/2036		7	2
NOB Hill CLO Ltd.
0.514% due 08/15/2018		1,366	1,354
Pacifica CDO Corp.
0.524% due 01/26/2020		403	400
Residential Asset Securities Corp. Trust
0.429% due 04/25/2037		18,700	15,816

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SG Mortgage Securities Trust
0.359% due 02/25/2036		$7,487	$4,218
SLM Student Loan Trust
0.484% due 12/15/2023	EUR	918	1,219
3.432% due 05/16/2044		$351	370
Soundview Home Loan Trust
0.239% due 11/25/2036		10	4
South Texas Higher Education Authority, Inc.
0.748% due 10/01/2020		953	953
Venture CDO Ltd.
0.486% due 07/22/2021		400	392

Total Asset-Backed Securities (Cost $52,557)			52,702

SOVEREIGN ISSUES 1.4%
Autonomous Community of Valencia
4.375% due 07/16/2015	EUR	300	412
Hydro-Quebec
0.430% due 03/31/2014 (d)		$3,600	2,637
Junta de Castilla y Leon
6.505% due 03/01/2019	EUR	200	303
Korea Housing Finance Corp.
4.125% due 12/15/2015		$300	318
Mexico Government International Bond
4.000% due 11/15/2040 (c)	MXN	2,484	208
5.000% due 06/16/2016 (c)		4,720	404
8.000% due 12/19/2013		41,000	3,165
Province of Ontario
0.950% due 05/26/2015		$600	605
1.100% due 10/25/2017		200	197
1.650% due 09/27/2019		300	289
2.850% due 06/02/2023	CAD	8,700	8,050
Province of Quebec
3.500% due 07/29/2020		$100	105
Qatar Government International Bond
5.250% due 01/20/2020		1,500	1,691
Spain Government International Bond
4.000% due 07/30/2015	EUR	400	564

Total Sovereign Issues (Cost $19,461)			18,948

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.4%

BANKING & FINANCE 0.4%
Wells Fargo & Co.
7.500% due 12/31/2049 (d)		4,400	5,005

Total Convertible Preferred Securities (Cost $5,487)			5,005

PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
DG Funding Trust
2.534% due 10/30/2013 (d)		2	14

Total Preferred Securities (Cost $21)			14

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 11.9%

CERTIFICATES OF DEPOSIT 0.1%
Banco do Brasil S.A.
0.000% due 01/24/2014		$300	299
Itau Unibanco Holding S.A.
0.000% due 10/31/2013		900	899

54	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 11/01/2013	$400	$400

		1,598

COMMERCIAL PAPER 3.6%
Banco Bilbao Vizcaya Argentaria S.A.
3.120% due 10/21/2013	6,200	6,189
British Telecommunications PLC
0.750% due 04/08/2014	600	599
Daimler Finance North America LLC
0.295% due 10/08/2013	5,000	5,000
Entergy Corp.
0.940% due 11/04/2013	300	300
Ford Motor Credit Co. LLC
1.021% due 11/01/2013	800	799
1.021% due 11/08/2013	1,400	1,398
1.021% due 12/20/2013	1,600	1,597
Hewlett-Packard Co.
0.950% due 10/30/2013	13,100	13,090
Santander S.A.
2.370% due 01/02/2014	3,600	3,593
3.100% due 10/01/2013	1,300	1,300
Vodafone Group PLC
0.700% due 02/10/2014	1,800	1,797
Xstrata Finance Dubai Ltd.
0.710% due 12/06/2013	2,200	2,199
0.740% due 10/10/2013	6,900	6,899
0.740% due 10/15/2013	2,200	2,199

		46,959

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS (e) 1.2%
			$16,140

SHORT-TERM NOTES 0.2%
Korea Development Bank
0.770% due 08/20/2014		$2,500	2,491

ITALY TREASURY BILLS 2.7%
0.898% due 12/23/2013 - 09/12/2014 (b)	EUR	26,900	36,202

MEXICO TREASURY BILLS 1.9%
3.697% due 11/07/2013 - 01/09/2014 (b)	MXN	325,600	24,672

SPAIN TREASURY BILLS 2.0%
0.766% due 03/14/2014 - 06/20/2014 (b)	EUR	20,100	27,037

U.S. TREASURY BILLS 0.2%
0.011% due 10/03/2013 - 01/02/2014 (b)(i)		$1,955	1,955

Total Short-Term Instruments (Cost $156,274)			157,054

Total Investments in Securities (Cost $994,306)			999,030

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 36.0%

SHORT-TERM INSTRUMENTS 36.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 36.0%
PIMCO Short-Term Floating NAV Portfolio	161	$1
PIMCO Short-Term Floating NAV Portfolio III	47,625,419	476,064

Total Short-Term Instruments (Cost $475,924)		476,065

Total Investments in Affiliates (Cost $475,924)		476,065

Total Investments 111.6% (Cost $1,470,230)		$1,475,095

Financial Derivative Instruments (f)(h) 5.6% (Cost or Premiums, net $(1,032))		74,363

Other Assets and Liabilities, net (17.2%)		(227,505)

Net Assets 100.0%		$1,321,953

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity, date shown represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOS	0.080%	09/30/2013	10/01/2013	$15,600	U.S. Treasury Notes 0.250% due 09/30/2015	$(15,916)	$15,600	$15,600
SSB	0.000%	09/30/2013	10/01/2013	540	Fannie Mae 2.200% due 10/17/2022	(554)	540	540

Total Repurchase Agreements						$(16,470)	$16,140	$16,140

(1)	Includes accrued interest.

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	4.000%	10/01/2043	$56,000	$(58,491)	$(58,739)

Total Short Sales				$(58,491)	$(58,739)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	55

Schedule of Investments PIMCO Small Cap StocksPLUS® AR Strategy Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of September 30, 2013:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
BOS	$15,600	$0	$0	$0	$15,600	$(15,916)	$(316)
SSB	540	0	0	0	540	(554)	(14)

Master Securities Forward Transactions Agreement
BCY	0	0	0	0	0	(410)	(410)
BOA	0	0	0	(5,245)	(5,245)	(250)	(5,495)
DEU	0	0	0	(53,494)	(53,494)	(1,250)	(54,744)
FOB	0	0	0	0	0	(310)	(310)
GSC	0	0	0	0	0	(440)	(440)
JPS	0	0	0	0	0	(650)	(650)
MSC	0	0	0	0	0	(1,278)	(1,278)
SAL	0	0	0	0	0	(140)	(140)

Total Borrowings and Other Financing Transactions	$16,140	$0	$0	$(58,739)

(2)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2015	755	$170	$38	$0
90-Day Eurodollar December Futures	Long	12/2016	13	18	0	0
90-Day Eurodollar June Futures	Long	06/2015	1,347	487	84	0
90-Day Eurodollar June Futures	Long	06/2016	151	207	6	0
90-Day Eurodollar June Futures	Long	06/2017	12	16	0	0
90-Day Eurodollar March Futures	Long	03/2015	1,754	219	88	0
90-Day Eurodollar March Futures	Long	03/2016	429	489	22	0
90-Day Eurodollar March Futures	Long	03/2017	22	31	0	0
90-Day Eurodollar September Futures	Long	09/2014	245	50	3	(1)
90-Day Eurodollar September Futures	Long	09/2015	444	222	27	0
90-Day Eurodollar September Futures	Long	09/2016	14	20	0	0
Russell 2000 Mini Index December Futures	Long	12/2013	4,845	9,236	0	(146)
U.S. Treasury 5-Year Note December Futures	Long	12/2013	474	959	33	0
U.S. Treasury 10-Year Note December Futures	Long	12/2013	118	217	6	0
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2015	14	(3)	1	0

Total Futures Contracts				$12,338	$308	$(147)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)		Market Value (3)	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
CDX.IG-21 5-Year Index	1.000%	12/20/2018	$	129,700	$1,194	$(145)	$0	$(66)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

56	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.000%	10/15/2017	$	2,400	$(26)	$(24)	$1	$0
Pay	3-Month USD-LIBOR	1.500%	03/18/2016		45,200	262	(86)	10	0
Pay	3-Month USD-LIBOR	3.000%	09/21/2017		16,700	109	82	2	0
Receive	3-Month USD-LIBOR	2.750%	06/19/2043		11,500	1,940	1,166	2	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		40,600	1,547	(1,494)	4	0

						$3,832	$(356)	$19	$0

Total Swap Agreements						$5,026	$(501)	$19	$(66)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2013:

(g)	Securities with an aggregate market value of $8,332 and cash of $24,828 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2013. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$308	$19	$327	$0	$(147)	$(66)	$(213)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	10/2013		EUR	7,115	$		9,505	$0	$ (121)
	10/2013		JPY	96,099			972	0	(6)

BPS	03/2014		EUR	4,985			6,570	0	(177)
	08/2014			100			127	0	(9)

BRC	11/2013			496			672	1	0
	11/2013		MXN	19,813			1,548	39	0
	12/2013	$		3,253		CAD	3,353	0	(5)

CBK	01/2014		MXN	68,030	$		5,135	0	(21)
	04/2014		EUR	100			127	0	(9)

DUB	10/2013	$		6,779		DKK	37,402	6	0
	10/2013			13,551		EUR	10,038	28	0
	11/2013		EUR	10,038	$		13,552	0	(29)
	12/2013		CAD	12,193			11,874	61	0
	02/2014		EUR	400			528	0	(14)
	04/2014		DKK	37,341			6,779	1	(7)

FBF	10/2013		EUR	2,284			2,996	0	(94)
	11/2013	$		2,303		BRL	5,347	91	0
	12/2013		MXN	7,594	$		575	0	(1)
	04/2014		EUR	6,000			8,103	0	(19)
	06/2014			200			254	0	(17)

GLM	10/2013			639			864	0	0
	12/2013		MXN	94,893			7,117	0	(91)
	01/2014			47,827			3,614	0	(11)
	02/2014		EUR	3,287			4,400	0	(48)

HUS	11/2013			9,131			12,331	0	(23)
	12/2013		MXN	24,044			1,846	19	0

JPM	11/2013			19,798			1,547	40	0

MSC	10/2013		BRL	5,168			2,140	0	(192)
	10/2013	$		2,279		BRL	5,168	52	0
	11/2013		BRL	5,168	$		2,263	0	(50)
	12/2013		MXN	42,182			3,135	0	(67)
	01/2014			48,120			3,685	37	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	57

Schedule of Investments PIMCO Small Cap StocksPLUS® AR Strategy Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
RYL	12/2013	EUR	200	$	265	$0	$(5)
	12/2013	GBP	13,230		20,665	0	(742)
	02/2014	EUR	9,700		12,869	0	(259)
	03/2014		9,956		13,312	0	(163)

Total Forward Foreign Currency Contracts						$375	$(2,180)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014	EUR	4,300	$(8)	$(5)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		4,300	(10)	(5)

BRC	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014		1,100	(2)	(1)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		1,100	(2)	(1)

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.900%	10/18/2013	$	9,300	(41)	(5)

GLM	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014	EUR	1,100	(2)	(1)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		1,100	(2)	(1)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.900%	10/18/2013	$	16,400	(58)	(8)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.500%	10/28/2013		20,800	(57)	(141)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.400%	01/27/2014		97,000	(195)	(241)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	01/27/2014		97,000	(588)	(550)

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.900%	10/18/2013		4,000	(17)	(2)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.750%	11/27/2013		26,100	(231)	(127)

								$(1,213)	$(1,088)

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
MYC	Put - OTC CDX.IG-20 5-Year Index	Sell	1.100%	12/18/2013	$	1,600	$(3)	$(1)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	$	300	$(4)	$0

Total Written Options							$(1,220)	$(1,089)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2013:

	# of Contracts	Notional Amount in $		Notional Amount in EUR		Premiums
Balance at 03/31/2013	58	$	92,600	EUR	18,100	$(413)
Sales	164		472,900		0	(1,980)
Closing Buys	(29)		(53,500)		0	196
Expirations	(82)		(116,000)		(5,100)	453
Exercised	(111)		(123,500)		0	524

Balance at 09/30/2013	0	$	272,500	EUR	13,000	$(1,220)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2013 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	General Electric Capital Corp.	1.000%	03/20/2016	0.463%	$ 2,200	$(23)	$53	$30	$0
	Indonesia Government International Bond	1.000%	06/20/2016	1.554%	800	(15)	3	0	(12)
	MetLife, Inc.	1.000%	12/20/2014	0.195%	1,200	(22)	34	12	0

BRC	Berkshire Hathaway Finance Corp.	1.000%	12/20/2013	0.091%	100	1	0	1	0
	Brazil Government International Bond	1.000%	06/20/2015	0.930%	500	(7)	8	1	0

58	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2013 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
	Brazil Government International Bond	1.000%	06/20/2016	1.197%	$ 1,000	$(1)	$(4)	$0	$(5)
	General Electric Capital Corp.	4.700%	12/20/2013	0.192%	1,700	0	20	20	0
	Indonesia Government International Bond	1.000%	06/20/2016	1.554%	600	(10)	1	0	(9)

CBK	Brazil Government International Bond	1.000%	06/20/2016	1.197%	1,800	(5)	(4)	0	(9)
	General Electric Capital Corp.	4.325%	12/20/2013	0.192%	300	0	3	3	0
	General Electric Capital Corp.	4.850%	12/20/2013	0.192%	900	0	11	11	0
	Indonesia Government International Bond	1.000%	06/20/2016	1.554%	100	(2)	0	0	(2)
	JPMorgan Chase & Co.	1.000%	06/20/2014	0.223%	3,200	29	(10)	19	0
	MetLife, Inc.	1.000%	12/20/2014	0.195%	400	(10)	14	4	0
	Mexico Government International Bond	1.000%	06/20/2016	0.744%	3,100	0	22	22	0

DUB	Brazil Government International Bond	1.000%	06/20/2015	0.930%	1,000	(10)	11	1	0
	General Electric Capital Corp.	4.750%	12/20/2013	0.192%	900	0	11	11	0
	Mexico Government International Bond	1.000%	03/20/2016	0.699%	600	(4)	9	5	0
	Mexico Government International Bond	1.000%	06/20/2016	0.744%	2,000	5	10	15	0

FBF	Brazil Government International Bond	1.000%	06/20/2016	1.197%	1,800	(3)	(6)	0	(9)

GST	Brazil Government International Bond	1.000%	06/20/2015	0.930%	500	(7)	7	0	0

HUS	Brazil Government International Bond	1.000%	06/20/2016	1.197%	1,300	(2)	(4)	0	(6)
	Indonesia Government International Bond	1.000%	06/20/2016	1.554%	200	(4)	1	0	(3)
	Mexico Government International Bond	1.000%	03/20/2016	0.699%	800	(6)	12	6	0

JPM	Indonesia Government International Bond	1.000%	06/20/2016	1.554%	100	(2)	1	0	(1)

MYC	Mexico Government International Bond	1.000%	03/20/2016	0.699%	1,000	(6)	14	8	0

SOG	United Kingdom Gilt	1.000%	03/20/2015	0.076%	300	2	2	4	0

						$(102)	$219	$173	$(56)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
							Asset	Liability
BRC	CDX.EM-13 5-Year Index	5.000%	06/20/2015	$ 2,600	$152	$(69)	$83	$0

DUB	CDX.EM-13 5-Year Index	5.000%	06/20/2015	1,000	130	(98)	32	0

HUS	CDX.EM-13 5-Year Index	5.000%	06/20/2015	500	62	(46)	16	0

JPM	CDX.IG-9 10-Year Index 30-100%	0.553%	12/20/2017	193	0	3	3	0

					$344	$(210)	$134	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	8.860%	01/02/2017	BRL	1,000	$1	$(20)	$0	$(19)
	Pay	28-Day MXN-TIIE	5.500%	09/02/2022	MXN	2,400	(4)	(8)	0	(12)

BPS	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		100	0	0	0	(0)

BRC	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		32,500	5	3	8	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		9,000	(5)	19	14	0
	Pay	28-Day MXN-TIIE	6.000%	09/02/2022		4,000	(2)	(7)	0	(9)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		100	0	0	0	(0)
	Pay	28-Day MXN-TIIE	6.000%	06/05/2023		200	0	0	0	0

DUB	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		200	0	(1)	0	(1)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	59

Schedule of Investments PIMCO Small Cap StocksPLUS® AR Strategy Fund (Cont.)

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GLM	Pay	1-Year BRL-CDI	9.095%	01/02/2017	BRL	500	$0	$(10)	$0	$(10)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023	MXN	200	0	0	0	0

HUS	Pay	1-Year BRL-CDI	8.950%	01/02/2017	BRL	900	0	(19)	0	(19)
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017	MXN	1,700	(1)	2	1	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		3,000	(1)	6	5	0
	Pay	28-Day MXN-TIIE	5.500%	09/02/2022		17,000	(34)	(51)	0	(85)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		300	(1)	0	0	(1)

JPM	Pay	28-Day MXN-TIIE	6.000%	06/05/2023		400	(2)	0	0	(2)

MYC	Pay	28-Day MXN-TIIE	5.600%	09/06/2016		1,100	0	2	2	0
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		43,000	6	4	10	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		2,000	(1)	5	4	0
	Pay	28-Day MXN-TIIE	5.500%	09/02/2022		6,700	(13)	(21)	0	(34)
	Pay	28-Day MXN-TIIE	6.000%	09/02/2022		2,000	(1)	(4)	0	(5)

UAG	Pay	1-Year BRL-CDI	8.900%	01/02/2017	BRL	300	(1)	(6)	0	(7)
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MXN	1,000	0	2	2	0

							$(54)	$(104)	$46	$(204)

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive	Underlying Reference	# of Units	Financing Rate	Notional Amount		Maturity Date			Swap Agreements, at Value
										Asset	Liability
BOA	Receive	Russell 2000 Index	108,457	3-Month USD-LIBOR less a specified spread	$	471,769	05/15/2014			$68,739	$0

FCT	Receive	Russell 2000 Index	52,000	3-Month USD-LIBOR less a specified spread		251,009	10/15/2013			8,311	0

										$77,050	$0

Total Swap Agreements								$188	$76,955	$77,403	$(260)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2013:

(i)	Securities with an aggregate market value of $2,727 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures (5)
BOA	$0	$0	$68,781	$68,781	$(127)	$(10)	$(43)	$(180)	$68,601	$(68,820)	$(219)
BPS	0	0	0	0	(186)	0	0	(186)	(186)	0	(186)
BRC	40	0	127	167	(5)	(2)	(23)	(30)	137	0	137
CBK	0	0	59	59	(30)	0	(11)	(41)	18	0	18
DUB	96	0	64	160	(50)	(5)	(1)	(56)	104	(110)	(6)
FBF	91	0	0	91	(131)	0	(9)	(140)	(49)	0	(49)
FCT	0	0	8,311	8,311	0	0	0	0	8,311	(8,420)	(109)
GLM	0	0	0	0	(150)	(942)	(10)	(1,102)	(1,102)	798	(304)
GST	0	0	0	0	0	0	0	0	0	0	0
HUS	19	0	28	47	(23)	0	(114)	(137)	(90)	96	6
JPM	40	0	3	43	0	0	(3)	(3)	40	0	40
MSC	89	0	0	89	(309)	0	0	(309)	(220)	290	70
MYC	0	0	24	24	0	(130)	(39)	(169)	(145)	213	68
RYL	0	0	0	0	(1,169)	0	0	(1,169)	(1,169)	1,073	(96)
SOG	0	0	4	4	0	0	0	0	4	0	4
UAG	0	0	2	2	0	0	(7)	(7)	(5)	0	(5)

Total Over the Counter	$375	$0	$77,403	$77,778	$(2,180)	$(1,089)	$(260)	$(3,529)

(5)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

60	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$308	$308
Swap Agreements	0	0	0	0	19	19

	$0	$0	$0	$0	$327	$327

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$375	$0	$375
Swap Agreements	0	307	77,050	0	46	77,403

	$0	$307	$77,050	$375	$46	$77,778

	$0	$307	$77,050	$375	$373	$78,105

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$146	$0	$1	$147
Swap Agreements	0	66	0	0	0	66

	$0	$66	$146	$0	$1	$213

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,180	$0	$2,180
Written Options	0	1	0	0	1,088	1,089
Swap Agreements	0	56	0	0	204	260

	$0	$57	$0	$2,180	$1,292	$3,529

	$0	$123	$146	$2,180	$1,293	$3,742

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$36	$36
Futures	0	0	44,448	0	(239)	44,209
Swap Agreements	0	204	0	0	(2,763)	(2,559)

	$0	$204	$44,448	$0	$(2,966)	$41,686

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$428	$0	$428
Purchased Options	0	0	0	0	(7)	(7)
Written Options	0	0	0	21	270	291
Swap Agreements	0	459	40,035	0	511	41,005

	$0	$459	$40,035	$449	$774	$41,717

	$0	$663	$84,483	$449	$(2,192)	$83,403

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(9)	$(9)
Futures	0	0	(3,415)	0	2,897	(518)
Swap Agreements	0	(146)	0	0	(238)	(384)

	$0	$(146)	$(3,415)	$0	$2,650	$(911)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,966)	$0	$(1,966)
Purchased Options	0	0	0	0	7	7
Written Options	0	2	0	(5)	(29)	(32)
Swap Agreements	0	(433)	60,204	0	(247)	59,524

	$0	$(431)	$60,204	$(1,971)	$(269)	$57,533

	$0	$(577)	$56,789	$(1,971)	$2,381	$56,622

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	61

Schedule of Investments PIMCO Small Cap StocksPLUS® AR Strategy Fund (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$198,383	$202	$198,585
Industrials	0	77,440	61	77,501
Utilities	0	13,198	0	13,198
Municipal Bonds & Notes
California	0	10,558	0	10,558
Colorado	0	4,785	0	4,785
Illinois	0	1,949	0	1,949
Nevada	0	124	0	124
New Jersey	0	1,265	0	1,265
New York	0	5,720	0	5,720
Ohio	0	81	0	81
Texas	0	2,496	0	2,496
Virginia	0	1,111	0	1,111
Washington	0	667	0	667
U.S. Government Agencies	0	243,688	0	243,688
U.S. Treasury Obligations	0	150,834	0	150,834
Mortgage-Backed Securities	0	52,745	0	52,745
Asset-Backed Securities	0	52,702	0	52,702
Sovereign Issues	0	18,948	0	18,948
Convertible Preferred Securities
Banking & Finance	5,005	0	0	5,005
Preferred Securities
Banking & Finance	0	0	14	14
Short-Term Instruments
Certificates of Deposit	0	1,598	0	1,598
Commercial Paper	0	46,959	0	46,959
Repurchase Agreements	0	16,140	0	16,140
Short-Term Notes	0	2,491	0	2,491
Italy Treasury Bills	0	36,202	0	36,202
Mexico Treasury Bills	0	24,672	0	24,672

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Spain Treasury Bills	$0	$27,037	$0	$27,037
U.S. Treasury Bills	0	1,955	0	1,955
	$5,005	$993,748	$277	$999,030

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$476,065	$0	$0	$476,065

Total Investments	$481,070	$993,748	$277	$1,475,095

Short Sales, at Value
U.S. Government Agencies	$0	$(58,739)	$0	$(58,739)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	308	19	0	327
Over the counter	0	77,778	0	77,778
	$308	$77,797	$0	$78,105

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(147)	(66)	0	(213)
Over the counter	0	(3,529)	0	(3,529)
	$(147)	$(3,595)	$0	$(3,742)

Totals	$481,231	$1,009,211	$277	$1,490,719

There were no transfers between Level 1 and 2 during the period ended September 30, 2013.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2013:

Category and Subcategory	Beginning Balance at 03/31/2013	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2013 (2)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$2,261	$0	$(2,023)	$(2)	$(37)	$3	$0	$0	$202	$0
Industrials	73	0	(9)	0	0	(3)	0	0	61	(2)
Asset-Backed Securities	709	0	(402)	0	0	0	0	(307)	0	0
Preferred Securities
Banking & Finance	14	0	0	0	0	0	0	0	14	0

	$3,057	$0	$(2,434)	$(2)	$(37)	$0	$0	$(307)	$277	$(2)

Financial Derivative Instruments - Liabilities
Over the counter	$(1)	$0	$0	$0	$0	$1	$0	$0	$0	$0

Totals	$3,056	$0	$(2,434)	$(2)	$(37)	$1	$0	$(307)	$277	$(2)

62	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$202	Benchmark Pricing	Base Price	100.88
Industrials	61	Third Party Vendor	Broker Quote	112.06
Preferred Securities
Banking & Finance	14	Benchmark Pricing	Base Price	$7,066.86

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	0	Indicative Market Quotations	Broker Quote	0.12

Total	$277

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	63

Schedule of Investments PIMCO StocksPLUS® Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 82.1%

BANK LOAN OBLIGATIONS 0.5%
H.J. Heinz Co.
3.500% due 06/05/2020		$2,294	$2,306
Springleaf Financial Funding Co.
5.500% due 05/10/2017		1,819	1,824

Total Bank Loan Obligations (Cost $3,944)			4,130

CORPORATE BONDS & NOTES 29.3%

BANKING & FINANCE 19.9%
Abbey National Treasury Services PLC
1.844% due 04/25/2014		2,000	2,016
Ally Financial, Inc.
3.652% due 06/20/2014		900	914
4.500% due 02/11/2014		900	910
4.625% due 06/26/2015		1,400	1,449
7.500% due 12/31/2013		11,207	11,389
8.300% due 02/12/2015		2,000	2,160
American International Group, Inc.
4.900% due 06/02/2014	CAD	7,700	7,614
Bear Stearns Cos. LLC
5.300% due 10/30/2015		$5,300	5,740
BNP Paribas S.A.
1.169% due 01/10/2014		6,900	6,913
BPCE S.A.
2.015% due 02/07/2014		7,900	7,947
CIT Group, Inc.
4.750% due 02/15/2015		2,800	2,905
Citigroup, Inc.
0.546% due 11/05/2014		14,700	14,683
0.869% due 05/31/2017	EUR	600	780
Dexia Credit Local S.A.
2.750% due 01/10/2014		$5,300	5,332
2.750% due 04/29/2014		3,800	3,850
Export-Import Bank of Korea
1.104% due 09/17/2016		8,400	8,405
Ford Motor Credit Co. LLC
1.362% due 08/28/2014		200	201
7.000% due 10/01/2013		2,200	2,200
8.700% due 10/01/2014		4,800	5,166
Goldman Sachs Group, Inc.
1.265% due 02/07/2014		9,900	9,929
HSBC USA, Inc.
2.375% due 02/13/2015		6,000	6,137
Intesa Sanpaolo SpA
2.662% due 02/24/2014		1,800	1,810
John Deere Capital Corp.
0.374% due 06/15/2015		8,000	8,006
JPMorgan Chase Bank N.A.
0.584% due 06/13/2016		700	693
National Australia Bank Ltd.
0.989% due 04/11/2014		6,300	6,323
New York Life Global Funding
0.615% due 05/23/2016		5,700	5,719
SLM Corp.
0.566% due 01/27/2014		5,700	5,672
SSIF Nevada LP
0.968% due 04/14/2014		7,800	7,830
Toyota Motor Credit Corp.
0.402% due 09/18/2015		7,800	7,805
UBS AG
1.264% due 01/28/2014		2,988	2,998

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wachovia Corp.
0.638% due 10/15/2016	$2,700	$2,671

		156,167

INDUSTRIALS 4.8%
AbbVie, Inc.
1.027% due 11/06/2015	8,975	9,066
Anheuser-Busch InBev Worldwide, Inc.
0.814% due 01/27/2014	4,400	4,409
DISH DBS Corp.
7.125% due 02/01/2016	200	220
EOG Resources, Inc.
1.016% due 02/03/2014	4,400	4,409
HCA, Inc.
5.750% due 03/15/2014	3,419	3,492
Macy’s Retail Holdings, Inc.
7.875% due 07/15/2015	141	158
PepsiCo, Inc.
0.472% due 02/26/2016	5,700	5,706
Schlumberger Investment S.A.
0.806% due 09/12/2014	3,300	3,316
UnitedHealth Group, Inc.
0.387% due 08/28/2014	5,200	5,202
Volkswagen International Finance NV
0.864% due 11/20/2014	1,400	1,407
1.000% due 03/21/2014	100	100

		37,485

UTILITIES 4.6%
AT&T, Inc.
0.650% due 02/12/2016	7,200	7,190
British Telecommunications PLC
1.377% due 12/20/2013	8,800	8,820
Verizon Communications, Inc.
1.782% due 09/15/2016	19,400	19,990

		36,000

Total Corporate Bonds & Notes (Cost $228,403)		229,652

U.S. GOVERNMENT AGENCIES 24.0%
Fannie Mae
0.299% due 03/25/2034	651	643
0.429% due 05/25/2037	821	820
0.529% due 03/25/2037 - 07/25/2037	964	965
0.539% due 03/25/2037	568	569
0.559% due 07/25/2037	774	776
0.579% due 09/25/2035	1,050	1,040
0.589% due 09/25/2035	1,805	1,809
0.624% due 02/25/2037	1,049	1,047
0.809% due 05/25/2040	2,334	2,353
0.879% due 10/25/2037	2,413	2,424
0.899% due 06/25/2037	771	776
0.909% due 06/25/2040	8,768	8,800
0.919% due 03/25/2040	1,889	1,904
0.929% due 03/25/2038 - 01/25/2040	16,984	17,177
0.999% due 12/25/2039	1,261	1,273
1.079% due 07/25/2039	1,042	1,052
1.359% due 07/01/2044	118	119
1.992% due 11/01/2035	208	218
2.352% due 04/01/2035	1,001	1,059
2.475% due 05/01/2022	1	1
2.770% due 12/01/2033	230	244
4.000% due 02/01/2025 - 01/01/2030	4,612	4,903

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.234% due 11/01/2028	$21	$23
4.334% due 04/01/2028	13	14
4.344% due 07/01/2028	15	16
4.346% due 11/01/2027	18	20
4.419% due 12/01/2036	689	731
4.500% due 11/01/2028 - 01/01/2042	35,874	38,433
4.595% due 09/01/2034	491	523
4.675% due 02/01/2027	2	2
5.000% due 12/01/2023 - 10/01/2041	22,661	24,678
5.500% due 12/01/2034 - 02/01/2039	4,146	4,521
5.740% due 08/01/2029	15	16
6.000% due 06/01/2017 - 11/01/2038	5,850	6,409
7.000% due 02/01/2015 - 03/01/2015	47	48
7.500% due 09/01/2015 - 05/01/2016	71	73
8.000% due 03/01/2030 - 07/01/2031	51	55
Freddie Mac
0.482% due 02/15/2037	83	83
0.512% due 02/15/2037	166	166
0.522% due 02/15/2037	402	403
0.582% due 06/15/2018	86	86
0.732% due 07/15/2041	5,857	5,882
0.752% due 06/15/2041	5,607	5,646
0.782% due 10/15/2037	297	299
0.792% due 07/15/2037	2,909	2,926
0.852% due 08/15/2037	2,543	2,556
0.882% due 08/15/2037	5,288	5,312
0.892% due 10/15/2037	1,184	1,190
0.902% due 05/15/2037 - 09/15/2037	5,767	5,786
0.932% due 08/15/2036	696	701
1.032% due 11/15/2039 - 12/15/2039	455	457
1.037% due 01/15/2038	1,591	1,601
1.359% due 02/25/2045	964	995
1.898% due 06/01/2022	5	5
2.230% due 12/01/2022	10	10
2.473% due 06/01/2035	1,111	1,184
2.834% due 07/01/2019	86	86
4.000% due 06/15/2038	1,544	1,582
4.500% due 11/01/2043	1,000	1,062
5.000% due 12/01/2026 - 08/01/2041	771	826
5.500% due 07/01/2038	115	124
6.000% due 03/01/2016 - 02/01/2034	1,098	1,212
6.500% due 10/25/2043	1,169	1,372
8.500% due 04/01/2025	2	2
Ginnie Mae
1.625% due 12/20/2022 - 02/20/2028	660	688
1.750% due 08/20/2022 - 07/20/2027	805	838
2.500% due 04/20/2041	14,529	15,168
3.500% due 07/20/2018	49	51
5.000% due 05/15/2039	870	948
8.000% due 04/20/2030	78	95
NCUA Guaranteed Notes
0.632% due 10/07/2020	2,883	2,900

Total U.S. Government Agencies (Cost $185,353)		187,776

64	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 0.0%
U.S. Treasury Notes
0.250% due 05/31/2015 (h)		$260	$260

Total U.S. Treasury Obligations (Cost $260)			260

MORTGAGE-BACKED SECURITIES 7.9%
Banc of America Commercial Mortgage Trust
5.857% due 06/10/2049		4,000	4,460
Banc of America Large Loan Trust
2.482% due 11/15/2015		1,325	1,328
Bank Mart
2.287% due 03/01/2019		198	168
BCAP LLC Trust
0.853% due 02/26/2047		10,900	9,786
Bear Stearns Adjustable Rate Mortgage Trust
2.573% due 04/25/2033		159	162
2.768% due 11/25/2034		1,179	1,164
2.901% due 01/25/2034		35	34
2.960% due 02/25/2033		36	32
2.960% due 01/25/2034		961	956
Bear Stearns Alt-A Trust
2.735% due 09/25/2035		353	293
Bear Stearns Structured Products, Inc.
2.564% due 01/26/2036		1,155	895
2.759% due 12/26/2046		615	378
Citigroup Mortgage Loan Trust, Inc.
2.540% due 05/25/2035		639	620
2.550% due 10/25/2035		2,206	2,133
Countrywide Alternative Loan Trust
0.359% due 05/25/2047		1,013	777
Credit Suisse First Boston Mortgage Securities Corp.
0.822% due 03/25/2032		146	133
2.315% due 06/25/2032		20	17
4.823% due 06/25/2032		9	9
Fund America Investors Corp.
2.254% due 06/25/2023		1	1
Granite Master Issuer PLC
0.380% due 12/20/2054		556	548
0.811% due 12/20/2054	GBP	584	931
Granite Mortgages PLC
0.600% due 01/20/2044	EUR	89	119
0.890% due 01/20/2044	GBP	73	118
0.898% due 09/20/2044		462	740
Greenpoint Mortgage Funding Trust
0.449% due 11/25/2045		$336	265
GSR Mortgage Loan Trust
0.529% due 01/25/2034		101	98
Harborview Mortgage Loan Trust
0.371% due 01/19/2038		2,232	1,780
Impac CMB Trust
0.939% due 10/25/2033		40	38
1.179% due 07/25/2033		662	611
JPMorgan Chase Commercial Mortgage Securities Trust
4.654% due 01/12/2037		481	483
Lehman Mortgage Trust
0.499% due 08/25/2036 ^		4,044	2,866
Merrill Lynch Mortgage Investors Trust
0.389% due 02/25/2036		522	478
Prime Mortgage Trust
0.579% due 02/25/2019		4	4
0.579% due 02/25/2034		174	165
Resecuritization Mortgage Trust
0.430% due 04/26/2021		1	1
Structured Adjustable Rate Mortgage Loan Trust
2.498% due 09/25/2035		4,006	3,810

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Mortgage Investments Trust
0.431% due 07/19/2035		$999	$924
0.459% due 02/25/2036		529	400
9.154% due 06/25/2029		297	315
Wachovia Bank Commercial Mortgage Trust
0.262% due 06/15/2020		1,184	1,169
0.322% due 06/15/2020		3,200	3,112
WaMu Mortgage Pass-Through Certificates
0.449% due 12/25/2045		508	470
0.469% due 10/25/2045		288	265
0.499% due 01/25/2045		3,905	3,623
1.159% due 02/25/2046		2,720	2,502
1.353% due 11/25/2042		107	97
1.553% due 06/25/2042		361	330
2.204% due 02/27/2034		838	831
4.891% due 05/25/2037		11,707	11,162
Wells Fargo Mortgage-Backed Securities Trust
2.618% due 01/25/2035		614	613

Total Mortgage-Backed Securities (Cost $62,201)			62,214

ASSET-BACKED SECURITIES 5.7%
Aames Mortgage Investment Trust
1.754% due 01/25/2035		930	930
AFC Home Equity Loan Trust
0.729% due 06/25/2028		229	188
Apidos CDO Ltd.
0.524% due 07/27/2017		214	214
Asset-Backed Funding Certificates Trust
0.899% due 06/25/2035		146	146
Bear Stearns Asset-Backed Securities Trust
0.269% due 06/25/2047		44	44
Chase Funding Trust
0.919% due 10/25/2032		119	110
Citibank Omni Master Trust
2.932% due 08/15/2018		2,800	2,859
Citigroup Mortgage Loan Trust, Inc.
0.239% due 07/25/2045		1,280	971
Countrywide Asset-Backed Certificates
0.579% due 08/25/2034		989	923
Credit Suisse First Boston Mortgage Securities Corp.
0.799% due 01/25/2032		238	217
Globaldrive BV
1.727% due 04/20/2018	EUR	2,758	3,744
Gulf Stream Compass CLO Ltd.
0.525% due 01/24/2020		$1,896	1,894
Halcyon Structured Asset Management Long/Short Ltd.
0.490% due 08/07/2021		4,992	4,947
Harbourmaster CLO BV
0.474% due 10/25/2020	EUR	1,649	2,207
HSBC Home Equity Loan Trust
0.450% due 01/20/2035		$797	790
Landmark CDO Ltd.
0.543% due 07/15/2018		1,309	1,303
Long Beach Mortgage Loan Trust
0.739% due 10/25/2034		49	47
Motor PLC
0.679% due 02/25/2020		203	204
Pacifica CDO Corp.
0.524% due 01/26/2020		927	920
Panhandle-Plains Higher Education Authority, Inc.
1.378% due 10/01/2035		1,305	1,327
Sherwood Castle Funding PLC
0.434% due 03/15/2016	EUR	3,000	4,049
0.697% due 06/15/2016	GBP	1,300	2,098

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SLM Student Loan Trust
0.484% due 12/15/2023	EUR	4,002	$5,313
0.494% due 06/17/2024		7,110	9,442

Total Asset-Backed Securities (Cost $44,274)			44,887

SOVEREIGN ISSUES 4.1%
Autonomous Community of Valencia
4.375% due 07/16/2015		200	275
Hydro-Quebec
0.430% due 03/31/2014 (c)		$1,200	879
Italy Buoni Poliennali Del Tesoro
2.500% due 03/01/2015	EUR	1,200	1,647
Italy Certificati Di Credito Del Tesoro
0.000% due 06/30/2015		900	1,179
Province of Ontario
1.375% due 01/27/2014		$27,600	27,704
Province of Quebec
3.500% due 07/29/2020		600	629

Total Sovereign Issues (Cost $32,471)			32,313

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032 (a)		72,000	0

Total Convertible Preferred Securities (Cost $0)			0

PREFERRED SECURITIES 0.8%

BANKING & FINANCE 0.8%
DG Funding Trust
2.534% due 10/30/2013 (c)		913	6,462

Total Preferred Securities (Cost $9,564)			6,462

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 9.8%

CERTIFICATES OF DEPOSIT 0.9%
Itau Unibanco Holding S.A.
0.000% due 10/31/2013		$6,700	6,692

COMMERCIAL PAPER 2.9%
Banco Bilbao Vizcaya Argentaria S.A.
3.120% due 10/21/2013		7,000	6,988
Daimler Finance North America LLC
1.024% due 10/03/2013		2,300	2,300
1.070% due 10/08/2013		5,600	5,599
Hewlett-Packard Co.
0.950% due 10/30/2013		8,100	8,093

			22,980

REPURCHASE AGREEMENTS (d) 0.9%
			6,707

ITALY TREASURY BILLS 2.5%
0.794% due 12/23/2013 - 09/12/2014 (b)	EUR	14,300	19,256

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	65

Schedule of Investments PIMCO StocksPLUS® Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MEXICO TREASURY BILLS 1.2%
3.795% due 10/03/2013 - 01/09/2014 (b)	MXN	120,900	$9,216

SPAIN TREASURY BILLS 1.3%
0.540% due 04/16/2014 - 09/19/2014 (b)	EUR	7,600	10,223

U.S. TREASURY BILLS 0.1%
0.029% due 01/09/2014 - 03/13/2014 (b)(h)		$634	634

Total Short-Term Instruments (Cost $75,543)			75,708

Total Investments in Securities (Cost $642,013)			643,402

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 17.7%

SHORT-TERM INSTRUMENTS 17.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 17.7%
PIMCO Short-Term Floating NAV Portfolio	391	$4
PIMCO Short-Term Floating NAV Portfolio III	13,834,439	138,289

Total Short-Term Instruments (Cost $138,259)		138,293

Total Investments in Affiliates (Cost $138,259)		138,293

Total Investments 99.8% (Cost $780,272)		$781,695

Financial Derivative Instruments (e)(g) 7.4% (Cost or Premiums, net $(961))		57,698

Other Assets and Liabilities, net (7.2%)		(56,129)

Net Assets 100.0%		$783,264

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Perpetual maturity, date shown represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOS	0.080%	09/30/2013	10/01/2013	$6,000	U.S. Treasury Notes 0.250% due 09/30/2015	$(6,121)	$6,000	$6,000
SSB	0.000%	09/30/2013	10/01/2013	707	Freddie Mac 2.080% due 10/17/2022	(724)	707	707

Total Repurchase Agreements						$(6,845)	$6,707	$6,707

(1)	Includes accrued interest.

As of September 30, 2013, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowing while outstanding during the period ended September 30, 2013 was $10,523 at a weighted average interest rate of (0.011%).

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	5.000%	10/01/2043	$16,500	$(17,718)	$(17,895)

Total Short Sales				$(17,718)	$(17,895)

66	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of September 30, 2013:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
BOS	$6,000	$0	$0	$0	$6,000	$(6,121)	$(121)
SSB	707	0	0	0	707	(724)	(17)

Master Securities Forward Transactions Agreement
DEU	0	0	0	(17,895)	(17,895)	0	(17,895)
MSC	0	0	0	0	0	(81)	(81)

Total Borrowings and Other Financing Transactions	$6,707	$0	$0	$(17,895)

(2)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2015	1,472	$1,874	$74	$0
90-Day Eurodollar June Futures	Long	06/2016	434	618	16	0
90-Day Eurodollar March Futures	Long	03/2016	381	507	19	0
90-Day Eurodollar September Futures	Long	09/2015	1,978	1,835	124	0
E-mini S&P 500 Index December Futures	Long	12/2013	3,200	(1,224)	0	(1,936)
S&P 500 Index December Futures	Long	12/2013	11	(50)	0	(33)
U.S. Treasury 5-Year Note December Futures	Long	12/2013	274	545	19	0

Total Futures Contracts				$4,105	$252	$(1,969)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month USD-LIBOR	1.500%	03/18/2016	$	34,100	$197	$(72)	$8	$0
Pay	3-Month USD-LIBOR	3.000%	09/21/2017		79,800	521	395	9	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		63,900	2,435	(803)	7	0

Total Swap Agreements						$3,153	$(480)	$24	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2013:

(f)	Cash of $18,565 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2013. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$252	$24	$276	$0	$(1,969)	$0	$(1,969)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	67

Schedule of Investments PIMCO StocksPLUS® Fund (Cont.)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
Counterparty								Asset	Liability
BOA	10/2013		JPY	86,316	$		873	$0	$(5)

BPS	03/2014		EUR	6,969			9,185	0	(247)
	04/2014			400			505	0	(36)
	06/2014			600			759	0	(54)
	07/2014			400			506	0	(36)
	08/2014			300			380	0	(26)

CBK	12/2013			14,148			18,797	0	(347)
	04/2014			300			380	0	(26)

DUB	12/2013		CAD	8,083			7,872	41	0
	02/2014		EUR	200			264	0	(7)

FBF	10/2013		MXN	94,950			7,432	179	0
	11/2013	$		3,751		BRL	8,709	148	0
	12/2013		MXN	6,102	$		462	0	(1)
	04/2014		EUR	1,900			2,566	0	(5)
	06/2014			500			634	0	(43)

GLM	01/2014		MXN	24,458			1,848	0	(6)
	03/2014		EUR	6,368			8,506	0	(113)

JPM	12/2013			3,650			4,923	0	(16)

MSC	10/2013		BRL	8,235			3,410	0	(305)
	10/2013	$		3,632		BRL	8,235	84	0
	11/2013		BRL	8,235	$		3,606	0	(80)

RYL	12/2013		EUR	7,287			9,703	1	(159)
	12/2013		GBP	2,420			3,780	0	(136)

Total Forward Foreign Currency Contracts								$453	$(1,648)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014	EUR	5,600	$(10)	$(6)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		5,600	(12)	(7)

BRC	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014		1,400	(3)	(1)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		1,400	(3)	(2)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	10.000%	07/01/2014		17,000	(119)	0

GLM	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014		1,400	(3)	(1)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		1,400	(3)	(2)

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.750%	11/27/2013	$	18,300	(162)	(89)

								$(315)	$(108)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$1,700	$(15)	$(2)
	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	4,900	(44)	(6)

DUB	Floor - OTC CPURNSA Index	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	1,000	(7)	(1)

						$(66)	$(9)

Total Written Options						$(381)	$(117)

68	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2013:

	Notional Amount in $	Notional Amount in EUR	Premiums
Balance at 03/31/2013	$272,700	EUR 33,800	$(507)
Sales	155,300	0	(464)
Closing Buys	(167,100)	0	216
Expirations	(68,500)	0	60
Exercised	(166,500)	0	314

Balance at 09/30/2013	$25,900	EUR 33,800	$(381)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN, U.S. MUNICIPAL AND U.S. TREASURY OBLIGATION ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2013 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	General Electric Capital Corp.	4.600%	12/20/2013	0.192%	$	2,800	$0	$32	$32	$0
	General Electric Capital Corp.	4.700%	12/20/2013	0.192%		600	0	7	7	0
	General Electric Capital Corp.	1.000%	12/20/2015	0.417%		11,900	(497)	655	158	0

BRC	Berkshire Hathaway Finance Corp.	1.000%	12/20/2013	0.091%		200	1	(1)	0	0

CBK	General Electric Capital Corp.	4.000%	12/20/2013	0.192%		700	0	7	7	0
	General Electric Capital Corp.	4.200%	12/20/2013	0.192%		1,300	0	13	13	0
	General Electric Capital Corp.	4.325%	12/20/2013	0.192%		800	0	9	9	0
	JPMorgan Chase & Co.	1.000%	09/20/2014	0.305%		9,000	91	(27)	64	0
	MetLife, Inc.	1.000%	12/20/2014	0.195%		300	(5)	8	3	0

DUB	China Government International Bond	1.000%	09/20/2015	0.299%		1,100	13	3	16	0
	China Government International Bond	1.000%	09/20/2016	0.456%		1,100	12	6	18	0
	General Electric Capital Corp.	4.230%	12/20/2013	0.192%		900	0	9	9	0
	MetLife, Inc.	1.000%	12/20/2014	0.195%		7,200	(167)	241	74	0
	Mexico Government International Bond	1.000%	12/20/2015	0.644%		12,400	(5)	107	102	0
	Prudential Financial, Inc.	1.000%	09/20/2015	0.384%		7,700	90	7	97	0
	Prudential Financial, Inc.	1.000%	03/20/2016	0.499%		5,800	(111)	184	73	0

FBF	MetLife, Inc.	1.000%	12/20/2014	0.195%		1,200	(19)	31	12	0

GST	Mexico Government International Bond	1.000%	09/20/2015	0.620%		4,500	33	2	35	0
	Michigan State General Obligation Notes, Series 2003	0.440%	03/20/2018	0.588%		1,400	0	(9)	0	(9)

HUS	U.S. Treasury Notes	0.250%	09/20/2016	0.326%	EUR	12,200	(311)	275	0	(36)

JPM	General Electric Capital Corp.	1.000%	03/20/2014	0.188%	$	5,800	(168)	192	24	0

RYL	Indonesia Government International Bond	1.000%	12/20/2015	1.338%		10,300	(128)	55	0	(73)

							$(1,171)	$1,806	$753	$(118)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
								Asset	Liability
GST	CDX.IG-9 10-Year Index 30-100%	0.548%	12/20/2017	$	193	$0	$3	$3	$0

JPM	CDX.EM-13 5-Year Index	5.000%	06/20/2015		100	12	(9)	3	0
	CDX.IG-9 10-Year Index 30-100%	0.553%	12/20/2017		386	0	7	7	0

MYC	CDX.EM-13 5-Year Index	5.000%	06/20/2015		4,600	579	(431)	148	0

						$591	$(430)	$161	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign, U.S. municipal or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	69

Schedule of Investments PIMCO StocksPLUS® Fund (Cont.)

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive	Underlying Reference	# of Units	Financing Rate	Notional Amount	Maturity Date			Swap Agreements, at Value
									Asset	Liability
BRC	Receive	S&P 500 Total Return Index	100,000	3-Month USD-LIBOR plus a specified spread	$ 264,105	02/28/2014			$35,805	$0
	Receive	S&P 500 Total Return Index	74,948	3-Month USD-LIBOR plus a specified spread	200,671	03/31/2014			24,102	0

									$59,907	$0

Total Swap Agreements							$(580)	$61,283	$60,821	$(118)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2013:

(h)	Securities with an aggregate market value of $894 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures (5)
BOA	$0	$0	$0	$0	$(5)	$(13)	$0	$(18)	$(18)	$0	$(18)
BPS	0	0	197	197	(399)	0	0	(399)	(202)	0	(202)
BRC	0	0	59,907	59,907	0	(3)	0	(3)	59,904	(63,100)	(3,196)
CBK	0	0	96	96	(373)	(8)	0	(381)	(285)	303	18
DUB	41	0	389	430	(7)	(1)	0	(8)	422	(550)	(128)
FBF	327	0	12	339	(49)	0	0	(49)	290	(280)	10
GLM	0	0	0	0	(119)	(3)	0	(122)	(122)	0	(122)
GST	0	0	38	38	0	0	(9)	(9)	29	0	29
HUS	0	0	0	0	0	0	(36)	(36)	(36)	0	(36)
JPM	0	0	34	34	(16)	0	0	(16)	18	0	18
MSC	84	0	0	84	(385)	0	0	(385)	(301)	236	(65)
MYC	0	0	148	148	0	(89)	0	(89)	59	(30)	29
RYL	1	0	0	1	(295)	0	(73)	(368)	(367)	278	(89)

Total Over the Counter	$453	$0	$60,821	$61,274	$(1,648)	$(117)	$(118)	$(1,883)

(5)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

70	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$252	$252
Swap Agreements	0	0	0	0	24	24

	$0	$0	$0	$0	$276	$276

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$453	$0	$453
Swap Agreements	0	914	59,907	0	0	60,821

	$0	$914	$59,907	$453	$0	$61,274

	$0	$914	$59,907	$453	$276	$61,550

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$1,969	$0	$0	$1,969

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,648	$0	$1,648
Written Options	0	0	0	0	117	117
Swap Agreements	0	118	0	0	0	118

	$0	$118	$0	$1,648	$117	$1,883

	$0	$118	$1,969	$1,648	$117	$3,852

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$37,060	$0	$(2,671)	$34,389
Swap Agreements	0	11	0	0	(1,608)	(1,597)

	$0	$11	$37,060	$0	$(4,279)	$32,792

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,178)	$0	$(1,178)
Written Options	0	0	0	69	105	174
Swap Agreements	0	2,048	0	0	314	2,362

	$0	$2,048	$0	$(1,109)	$419	$1,358

	$0	$2,059	$37,060	$(1,109)	$(3,860)	$34,150

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(16,016)	$0	$5,403	$(10,613)
Swap Agreements	0	3	0	0	(463)	(460)

	$0	$3	$(16,016)	$0	$4,940	$(11,073)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,931)	$0	$(1,931)
Written Options	0	0	0	(68)	(47)	(115)
Swap Agreements	0	(1,376)	39,086	0	0	37,710

	$0	$(1,376)	$39,086	$(1,999)	$(47)	$35,664

	$0	$(1,373)	$23,070	$(1,999)	$4,893	$24,591

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	71

Schedule of Investments PIMCO StocksPLUS® Fund (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Securities, at Value
Bank Loan Obligations	$0	$4,130	$0	$4,130
Corporate Bonds & Notes
Banking & Finance	0	156,167	0	156,167
Industrials	0	37,485	0	37,485
Utilities	0	36,000	0	36,000
U.S. Government Agencies	0	184,876	2,900	187,776
U.S. Treasury Obligations	0	260	0	260
Mortgage-Backed Securities	0	62,046	168	62,214
Asset-Backed Securities	0	44,887	0	44,887
Sovereign Issues	0	32,313	0	32,313
Convertible Preferred Securities
Industrials	0	0	0	0
Preferred Securities
Banking & Finance	0	0	6,462	6,462
Short-Term Instruments
Certificates of Deposit	0	6,692	0	6,692
Commercial Paper	0	22,980	0	22,980
Repurchase Agreements	0	6,707	0	6,707
Italy Treasury Bills	0	19,256	0	19,256
Mexico Treasury Bills	0	9,216	0	9,216
Spain Treasury Bills	0	10,223	0	10,223
U.S. Treasury Bills	0	634	0	634
	$0	$633,872	$9,530	$643,402

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$138,293	$0	$0	$138,293

Total Investments	$138,293	$633,872	$9,530	$781,695

Short Sales, at Value
U.S. Government Agencies	$0	$(17,895)	$0	$(17,895)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	252	24	0	276
Over the counter	0	61,274	0	61,274
	$252	$61,298	$0	$61,550

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,969)	0	0	(1,969)
Over the counter	0	(1,874)	(9)	(1,883)
	$(1,969)	$(1,874)	$(9)	$(3,852)

Totals	$136,576	$675,401	$9,521	$821,498

There were no transfers between Level 1 and 2 during the period ended September 30, 2013.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2013:

Category and Subcategory	Beginning Balance at 03/31/2013	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2013 (2)
Investments in Securities, at Value
U.S. Government Agencies	$3,166	$0	$(273)	$0	$0	$7	$0	$0	$2,900	$7
Mortgage-Backed Securities	200	0	(33)	0	0	1	0	0	168	(4)
Asset-Backed Securities	2,409	0	(1,126)	2	11	7	0	(1,303)	0	0
Convertible Preferred Securities
Industrials	0	0	0	0	0	0	0	0	0	0
Preferred Securities
Banking & Finance	6,633	0	0	0	0	(171)	0	0	6,462	(171)

	$12,408	$0	$(1,432)	$2	$11	$(156)	$0	$(1,303)	$9,530	$(168)

Financial Derivative Instruments - Liabilities
Over the counter	$(13)	$0	$0	$0	$0	$4	$0	$0	$(9)	$4

Totals	$12,395	$0	$(1,432)	$2	$11	$(152)	$0	$(1,303)	$9,521	$(164)

72	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
U.S. Government Agencies	$2,900	Third Party Vendor	Broker Quote	100.57
Mortgage-Backed Securities	168	Benchmark Pricing	Base Price	84.90
Convertible Preferred Securities
Industrials	0	Other Valuation Techniques (3)	—	—
Preferred Securities
Banking & Finance	6,462	Benchmark Pricing	Base Price	$7,066.86

Financial Derivative Instruments - Liabilities
Over the counter	(9)	Indicative Market Quotation	Broker Quote	0.11-0.12

Total	$9,521

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	73

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 82.6%

CORPORATE BONDS & NOTES 19.4%

BANKING & FINANCE 14.4%
AIG Life Holdings, Inc.
7.570% due 12/01/2045		$9,300	$10,416
8.125% due 03/15/2046		100	117
Ally Financial, Inc.
3.465% due 02/11/2014		300	303
3.652% due 06/20/2014		700	711
4.500% due 02/11/2014		800	809
4.625% due 06/26/2015		3,900	4,037
6.750% due 12/01/2014		4,400	4,638
7.500% due 12/31/2013		1,200	1,219
7.500% due 09/15/2020		3,800	4,284
8.300% due 02/12/2015		2,400	2,592
American International Group, Inc.
5.050% due 10/01/2015		500	539
8.250% due 08/15/2018		2,200	2,749
Banco del Estado de Chile
4.125% due 10/07/2020		1,900	1,934
Banco do Brasil S.A.
2.963% due 07/02/2014		300	303
3.875% due 10/10/2022		1,200	1,041
5.875% due 01/19/2023		1,700	1,602
Banco Santander Brasil S.A.
2.352% due 03/18/2014		700	699
4.250% due 01/14/2016		400	411
4.500% due 04/06/2015		500	514
Banco Santander Chile
1.866% due 01/19/2016		1,000	1,008
Bank of America Corp.
0.594% due 08/15/2016		100	97
4.500% due 04/01/2015		3,600	3,782
Bank of Montreal
2.850% due 06/09/2015		100	104
Barclays Bank PLC
14.000% due 06/15/2019 (d)	GBP	5,600	12,192
BBVA Bancomer S.A.
4.500% due 03/10/2016		$200	210
6.500% due 03/10/2021		200	209
6.750% due 09/30/2022		1,200	1,245
7.250% due 04/22/2020		500	534
Bear Stearns Cos. LLC
6.400% due 10/02/2017		1,400	1,635
BNP Paribas S.A.
1.169% due 01/10/2014		1,000	1,002
BPCE S.A.
2.015% due 02/07/2014		3,100	3,119
2.375% due 10/04/2013		100	100
CIT Group, Inc.
4.750% due 02/15/2015		1,500	1,556
5.250% due 04/01/2014		4,000	4,075
Citigroup, Inc.
0.528% due 06/09/2016		10,600	10,354
1.718% due 01/13/2014		1,300	1,305
Eksportfinans ASA
2.000% due 09/15/2015		900	882
Export-Import Bank of Korea
4.000% due 01/29/2021		2,200	2,264
8.125% due 01/21/2014		800	818
Ford Motor Credit Co. LLC
5.625% due 09/15/2015		6,000	6,497
Goldman Sachs Group, Inc.
1.265% due 02/07/2014		4,300	4,313
ILFC E-Capital Trust
6.250% due 12/21/2065		3,100	2,836

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
International Lease Finance Corp.
5.650% due 06/01/2014		$100	$103
6.500% due 09/01/2014		2,700	2,815
6.750% due 09/01/2016		2,300	2,536
Intesa Sanpaolo SpA
2.662% due 02/24/2014		500	503
Itau Unibanco Holding S.A.
5.500% due 08/06/2022		2,200	2,068
JPMorgan Chase & Co.
0.882% due 02/26/2016		3,900	3,909
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017		2,800	3,207
Korea Development Bank
3.000% due 09/14/2022		1,100	1,040
Korea Exchange Bank
3.125% due 06/26/2017		1,600	1,647
LeasePlan Corp. NV
3.000% due 10/23/2017		1,300	1,309
Merrill Lynch & Co., Inc.
5.750% due 12/12/2014	GBP	1,800	3,074
Morgan Stanley
6.000% due 04/28/2015		$1,500	1,610
Nykredit Realkredit A/S
2.000% due 04/01/2014	DKK	11,200	2,051
Petrobras Global Finance BV
2.000% due 05/20/2016		$9,000	8,966
3.000% due 01/15/2019		300	283
PKO Finance AB
4.630% due 09/26/2022		500	493
Principal Life Income Funding Trusts
5.550% due 04/27/2015		500	538
Realkredit Danmark A/S
2.000% due 04/01/2014	DKK	20,200	3,698
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (d)		$700	728
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.299% due 05/15/2017		1,000	1,073
Santander Issuances S.A.U.
7.300% due 07/27/2019	GBP	2,100	3,510
Santander U.S. Debt S.A.U.
3.724% due 01/20/2015		$200	203
Sberbank of Russia Via SB Capital S.A.
5.499% due 07/07/2015		700	745
SLM Corp.
0.566% due 01/27/2014		3,400	3,383
3.875% due 09/10/2015		825	846
5.000% due 10/01/2013		200	200
5.375% due 05/15/2014		200	205
6.250% due 01/25/2016		500	534
SLM Corp. CPI Linked Bond
3.638% due 01/31/2014		1,100	1,107
Sparebank Boligkreditt A/S
1.250% due 10/25/2014		3,200	3,202
Springleaf Finance Corp.
6.900% due 12/15/2017		700	735
State Bank of India
4.500% due 10/23/2014		400	410
4.500% due 07/27/2015		1,000	1,029
Tri-Command Military Housing LLC
5.383% due 02/15/2048		2,095	1,666
Vnesheconombank Via VEB Finance PLC
5.450% due 11/22/2017		2,400	2,559

			161,040

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 4.2%
AbbVie, Inc.
1.027% due 11/06/2015	$9,200	$9,293
Anheuser-Busch InBev Worldwide, Inc.
0.814% due 01/27/2014	1,300	1,303
Braskem Finance Ltd.
5.750% due 04/15/2021	2,700	2,660
Daimler Finance North America LLC
0.870% due 01/09/2015	3,700	3,714
DISH DBS Corp.
7.000% due 10/01/2013	800	800
7.750% due 05/31/2015	1,200	1,314
Gerdau Holdings, Inc.
7.000% due 01/20/2020	400	428
Hawk Acquisition Sub, Inc.
4.250% due 10/15/2020	1,500	1,434
HCA, Inc.
7.875% due 02/15/2020	2,200	2,377
8.500% due 04/15/2019	3,800	4,094
President and Fellows of Harvard College
6.000% due 01/15/2019	400	476
Rohm & Haas Co.
6.000% due 09/15/2017	400	459
Sanofi
0.558% due 03/28/2014	2,700	2,706
STATS ChipPAC Ltd.
4.500% due 03/20/2018	600	588
Transocean, Inc.
4.950% due 11/15/2015	200	215
Volkswagen International Finance NV
0.864% due 11/20/2014	4,000	4,020
1.063% due 02/17/2014	1,600	1,604
WM Wrigley Jr. Co.
3.700% due 06/30/2014	9,300	9,487

		46,972

UTILITIES 0.8%
British Telecommunications PLC
1.377% due 12/20/2013	3,100	3,107
Gazprom OAO Via White Nights Finance BV
10.500% due 03/25/2014	700	734
Korea Hydro & Nuclear Power Co. Ltd.
3.000% due 09/19/2022	600	555
Rosneft Finance S.A.
6.625% due 03/20/2017	300	331
Verizon Communications, Inc.
0.459% due 03/06/2015	900	898
2.002% due 09/14/2018	500	526
2.500% due 09/15/2016	600	619
3.650% due 09/14/2018	2,300	2,427

		9,197

Total Corporate Bonds & Notes (Cost $215,917)		217,209

MUNICIPAL BONDS & NOTES 2.8%

CALIFORNIA 0.5%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	100	122
6.918% due 04/01/2040	1,100	1,331
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	100	127
California State University Revenue Bonds, (BABs), Series 2010
6.434% due 11/01/2030	100	108

74	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.750% due 06/01/2047	$3,100	$2,382
Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
5.735% due 06/01/2039	600	656
San Diego Tobacco Settlement Funding Corp., California Revenue Bonds, Series 2006
7.125% due 06/01/2032	240	205
University of California Revenue Bonds, (BABs), Series 2009
6.270% due 05/15/2031	500	539

		5,470

ILLINOIS 0.3%
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	700	788
Chicago Transit Authority, Illinois Revenue Bonds, Series 2011
5.250% due 12/01/2036	500	514
5.250% due 12/01/2040	600	612
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040	1,600	1,650
Illinois Municipal Electric Agency Revenue Bonds, (BABs), Series 2009
6.832% due 02/01/2035	200	217

		3,781

IOWA 0.1%
Iowa State Revenue Bonds, (BABs), Series 2009
6.750% due 06/01/2034	500	562

NEVADA 0.0%
Clark County, Nevada Airport System Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	100	124

NEW JERSEY 0.1%
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	1,000	1,265

NEW YORK 1.0%
New York City, New York General Obligation Bonds, (BABs), Series 2010
6.646% due 12/01/2031	1,200	1,341
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
5.932% due 11/01/2036	100	107
New York Liberty Development Corp. Revenue Bonds, Series 2011
5.750% due 11/15/2051	4,800	5,137
New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 12/15/2024	800	924
5.000% due 03/15/2034	2,500	2,656
New York State Thruway Authority Revenue Bonds, (BABs), Series 2010
5.883% due 04/01/2030	1,000	1,117

		11,282

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NORTH CAROLINA 0.0%
North Carolina Turnpike Authority Revenue Bonds, (BABs), Series 2009
6.700% due 01/01/2039	$200	$218

OHIO 0.2%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	1,000	1,298
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	700	525

		1,823

TEXAS 0.1%
San Antonio, Texas City Public Service Board Revenue Bonds, (BABs), Series 2010
5.808% due 02/01/2041	600	673

VIRGINIA 0.2%
Virginia Commonwealth Transportation Board Revenue Bonds, Series 2012
5.000% due 05/15/2028	1,690	1,877

WASHINGTON 0.3%
Washington State General Obligation Bonds, Series 2012
5.000% due 07/01/2024	3,100	3,597

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	535	423

Total Municipal Bonds & Notes (Cost $30,694)		31,095

U.S. GOVERNMENT AGENCIES 27.9%
Fannie Mae
0.239% due 12/25/2036	68	67
0.529% due 07/25/2037 - 03/25/2044	523	514
0.559% due 07/25/2037	248	249
0.579% due 09/25/2035	311	308
0.589% due 09/25/2035	546	547
0.875% due 08/28/2017 - 05/21/2018	20,000	19,735
0.899% due 06/25/2037	704	708
0.909% due 06/25/2040	1,421	1,427
0.919% due 03/25/2040	608	613
0.929% due 01/25/2040	2,151	2,178
1.125% due 04/27/2017	600	603
1.250% due 01/30/2017	700	708
1.359% due 07/01/2044	37	37
1.875% due 09/18/2018	300	304
2.260% due 08/01/2033	37	39
2.310% due 08/01/2022	100	95
2.354% due 09/01/2033	118	126
2.442% due 05/25/2035	27	29
2.838% due 06/01/2033	204	212
2.870% due 09/01/2027	100	90
2.960% due 05/01/2022	4,100	4,080
2.976% due 01/01/2036	69	74
3.000% due 11/01/2028	2,000	2,065
3.134% due 05/01/2036	5	5
3.157% due 05/01/2022	1,090	1,144

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 11/01/2028	$2,000	$2,104
3.750% due 07/25/2042	4,356	3,931
4.000% due 07/01/2025 - 11/01/2043	85,138	89,109
4.419% due 12/01/2036	24	25
4.500% due 06/01/2019 - 11/01/2043	81,212	86,735
4.501% due 07/01/2019	1,235	1,365
4.595% due 09/01/2034	20	21
5.000% due 05/11/2017 - 11/01/2043	43,915	47,563
5.375% due 06/12/2017	1,100	1,270
5.500% due 01/01/2021 - 11/01/2043	10,328	11,247
6.000% due 08/01/2036 - 02/01/2038	493	540
6.500% due 10/01/2035 - 10/01/2036	260	287
FDIC Structured Sale Guaranteed Notes
0.680% due 11/29/2037	725	723
Freddie Mac
0.752% due 06/15/2041	374	376
0.875% due 03/07/2018	2,000	1,956
0.882% due 08/15/2037	424	426
0.892% due 10/15/2037	101	101
0.902% due 05/15/2037 - 09/15/2037	464	466
1.000% due 03/08/2017 (h)	2,900	2,911
1.000% due 07/28/2017 - 09/29/2017	3,400	3,388
1.250% due 10/02/2019	1,800	1,723
1.359% due 02/25/2045	33	34
2.250% due 02/01/2024	6	6
2.362% due 03/01/2034	165	174
4.000% due 06/15/2038	1,299	1,331
4.500% due 03/01/2029 - 09/01/2041	10,208	10,895
5.500% due 08/23/2017 - 07/01/2038	272	304
Ginnie Mae
1.625% due 03/20/2027	2	2
5.000% due 04/15/2036 - 09/15/2039	6,674	7,267
8.000% due 02/15/2030	1	1
Small Business Administration
5.520% due 06/01/2024	462	507

Total U.S. Government Agencies (Cost $311,759)		312,745

U.S. TREASURY OBLIGATIONS 6.9%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2017	411	425
0.125% due 01/15/2022 (h)	5,264	5,203
0.125% due 07/15/2022	4,774	4,707
0.625% due 07/15/2021	207	216
0.625% due 02/15/2043	711	584
0.750% due 02/15/2042 (f)	11,268	9,664
1.125% due 01/15/2021	214	230
1.250% due 07/15/2020	857	938
1.750% due 01/15/2028 (h)	3,122	3,502
2.000% due 07/15/2014	8,427	8,644
2.000% due 01/15/2026 (h)	3,295	3,807
2.125% due 02/15/2040	1,081	1,280
2.375% due 01/15/2025 (h)(j)	9,418	11,256
2.375% due 01/15/2027 (h)(j)	14,942	18,004
2.500% due 01/15/2029 (h)	4,243	5,223
3.625% due 04/15/2028	433	600

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	75

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.875% due 04/15/2029		$2,131	$3,061

Total U.S. Treasury Obligations (Cost $81,509)			77,344

MORTGAGE-BACKED SECURITIES 7.7%
American Home Mortgage Investment Trust
2.393% due 02/25/2045		122	122
Arran Residential Mortgages Funding PLC
1.626% due 05/16/2047	EUR	824	1,132
Banc of America Commercial Mortgage Trust
5.634% due 04/10/2049		$174	177
5.924% due 05/10/2045		400	439
Banc of America Funding Corp.
2.666% due 05/25/2035		170	173
5.568% due 01/20/2047 ^		221	177
Banc of America Large Loan Trust
2.482% due 11/15/2015		177	177
BCRR Trust
5.858% due 07/17/2040		500	539
Bear Stearns Adjustable Rate Mortgage Trust
2.573% due 04/25/2033		2	2
2.901% due 01/25/2034		2	2
2.960% due 01/25/2034		67	67
Bear Stearns Alt-A Trust
2.667% due 05/25/2035		600	556
2.735% due 09/25/2035		128	106
Bear Stearns Commercial Mortgage Securities Trust
5.405% due 12/11/2040		1,800	1,924
Chaseflex Trust
0.479% due 07/25/2037		1,063	788
Citigroup Mortgage Loan Trust, Inc.
2.510% due 10/25/2035		62	61
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.393% due 07/15/2044		1,800	1,921
Countrywide Alternative Loan Trust
0.299% due 06/25/2036		6,540	4,605
0.359% due 05/25/2047		320	246
6.000% due 10/25/2033		22	23
Countrywide Home Loan Mortgage Pass-Through Trust
2.722% due 02/20/2035		492	468
2.783% due 02/20/2036		65	57
Credit Suisse Commercial Mortgage Trust
5.383% due 02/15/2040		97	105
5.460% due 09/15/2039		4,595	5,036
CSMC Mortgage-Backed Trust
5.000% due 03/25/2037		4,030	3,873
Epic Opera Arlington Ltd.
0.759% due 07/28/2016	GBP	222	357
First Horizon Mortgage Pass-Through Trust
2.614% due 08/25/2035		$186	175
Granite Master Issuer PLC
0.307% due 12/20/2054	EUR	954	1,276
0.380% due 12/20/2054		$139	137
0.731% due 12/20/2054	GBP	3,586	5,715
0.811% due 12/20/2054		1,834	2,926
Granite Mortgages PLC
0.600% due 01/20/2044	EUR	24	32
0.890% due 01/20/2044	GBP	24	39
0.898% due 09/20/2044		154	247
Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042		$100	103
GS Mortgage Securities Trust
1.456% due 03/06/2020		8,127	8,139
GSR Mortgage Loan Trust
2.462% due 06/25/2034		127	126
5.050% due 11/25/2035		209	205

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.062% due 11/25/2035 ^		$567	$522
6.000% due 03/25/2032		1	1
6.000% due 03/25/2037		76	67
Impac CMB Trust
1.179% due 07/25/2033		42	39
JPMorgan Chase Commercial Mortgage Securities Trust
5.420% due 01/15/2049		1,300	1,439
5.439% due 01/15/2049		4,618	5,139
JPMorgan Mortgage Trust
2.735% due 08/25/2034		2,155	2,128
2.907% due 07/25/2035		2,604	2,575
5.140% due 11/25/2035		357	341
5.750% due 01/25/2036 ^		82	76
Lanark Master Issuer PLC
1.662% due 12/22/2054		3,700	3,764
LB Commercial Mortgage Trust
6.036% due 07/15/2044		5,773	6,467
Leek Finance Ltd.
0.470% due 12/21/2038		1,765	1,778
0.798% due 12/21/2037	GBP	71	118
Merrill Lynch Floating Trust
0.720% due 07/09/2021		$6,790	6,779
Merrill Lynch Mortgage Investors Trust
0.389% due 02/25/2036		152	139
0.429% due 11/25/2035		126	119
1.897% due 12/25/2032		4	4
2.067% due 01/25/2029		26	27
2.534% due 02/25/2035		2,496	2,504
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		200	221
Morgan Stanley Capital Trust
5.378% due 11/14/2042		1,900	2,021
5.439% due 02/12/2044		1,549	1,569
5.610% due 04/15/2049		131	132
Prime Mortgage Trust
0.579% due 02/25/2019		0	1
0.579% due 02/25/2034		24	23
Residential Accredit Loans, Inc. Trust
0.364% due 08/25/2036		1,331	965
Salomon Brothers Mortgage Securities, Inc.
7.000% due 12/25/2018		59	64
Silenus European Loan Conduit Ltd.
0.376% due 05/15/2019	EUR	33	43
Structured Adjustable Rate Mortgage Loan Trust
2.520% due 08/25/2035		$131	120
Structured Asset Mortgage Investments Trust
0.431% due 07/19/2035		310	287
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.653% due 10/28/2035		813	772
Thornburg Mortgage Securities Trust
5.750% due 06/25/2047		1,319	1,241
Titan Europe PLC
0.790% due 10/23/2016	GBP	774	1,215
WaMu Mortgage Pass-Through Certificates
0.469% due 10/25/2045		$62	57
1.159% due 02/25/2046		213	196
1.353% due 11/25/2042		35	32
1.553% due 08/25/2042		23	21
2.204% due 02/27/2034		28	27
Wells Fargo Mortgage-Backed Securities Trust
2.618% due 01/25/2035		222	222
2.642% due 03/25/2036		276	276

Total Mortgage-Backed Securities (Cost $84,956)			85,784

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 3.2%
Access Group, Inc.
1.566% due 10/27/2025		$822	$828
Amortizing Residential Collateral Trust
0.759% due 07/25/2032		18	16
Apidos CDO Ltd.
0.524% due 07/27/2017		214	214
Ares CLO Ltd.
0.512% due 02/24/2018		54	53
Asset-Backed Securities Corp. Home Equity Loan Trust
0.819% due 07/25/2035		300	264
Avenue CLO Ltd.
0.526% due 07/20/2018		1,127	1,123
Bear Stearns Asset-Backed Securities Trust
0.259% due 10/25/2036		5	5
Centurion CDO Ltd.
0.578% due 03/08/2017		3,655	3,650
Citibank Omni Master Trust
2.932% due 08/15/2018		800	817
Cougar CLO PLC
0.580% due 07/15/2020	EUR	1,607	2,154
Countrywide Asset-Backed Certificates
0.659% due 12/25/2031		$50	36
Credit Suisse First Boston Mortgage Securities Corp.
0.799% due 01/25/2032		12	11
Fremont Home Loan Trust
0.239% due 01/25/2037		11	5
Hillmark Funding
0.513% due 05/21/2021		1,100	1,065
HSBC Home Equity Loan Trust
1.120% due 11/20/2036		192	192
Lafayette CLO Ltd.
1.659% due 09/06/2022		459	460
Long Beach Mortgage Loan Trust
0.559% due 08/25/2045		13,000	11,236
0.739% due 10/25/2034		12	12
NOB Hill CLO Ltd.
0.514% due 08/15/2018		1,821	1,805
Pacifica CDO Corp.
0.524% due 01/26/2020		685	680
Sherwood Castle Funding PLC
0.434% due 03/15/2016	EUR	2,500	3,374
0.697% due 06/15/2016	GBP	2,200	3,550
SLM Student Loan Trust
0.484% due 12/15/2023	EUR	1,181	1,568
3.432% due 05/16/2044		$281	296
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
0.499% due 05/25/2037		2,000	1,691
Wood Street CLO BV
0.544% due 11/22/2021	EUR	434	579

Total Asset-Backed Securities (Cost $35,021)			35,684

SOVEREIGN ISSUES 1.8%
Autonomous Community of Valencia
4.750% due 03/20/2014		300	409
Korea Housing Finance Corp.
4.125% due 12/15/2015		$300	318
Mexico Government International Bond
8.000% due 12/19/2013	MXN	61,000	4,708
Province of Ontario
1.100% due 10/25/2017		$300	296
1.650% due 09/27/2019		900	868
2.450% due 06/29/2022		4,800	4,508
3.150% due 06/02/2022	CAD	900	866

76	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 06/02/2021	CAD	700	$723
5.500% due 06/02/2018		100	111
Province of Quebec
2.750% due 08/25/2021		$5,000	4,889
3.500% due 07/29/2020		600	629
Qatar Government International Bond
5.250% due 01/20/2020		1,600	1,804
Spain Government International Bond
4.000% due 07/30/2015	EUR	200	282

Total Sovereign Issues (Cost $20,742)			20,411

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.7%

BANKING & FINANCE 0.7%
Wells Fargo & Co.
7.500% due 12/31/2049 (d)		6,450	7,337

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032 (a)		40,000	0

Total Convertible Preferred Securities (Cost $8,369)			7,337

PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
DG Funding Trust
2.534% due 10/30/2013 (d)		217	1,536

Total Preferred Securities (Cost $2,294)			1,536

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 12.1%

CERTIFICATES OF DEPOSIT 0.7%
Banco do Brasil S.A.
0.000% due 01/24/2014		$300	299
Itau Unibanco Holding S.A.
0.000% due 10/31/2013		7,700	7,690

			7,989

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COMMERCIAL PAPER 4.5%
Banco Bilbao Vizcaya Argentaria S.A.
3.120% due 10/21/2013		$11,000	$10,981
British Telecommunications PLC
0.800% due 03/10/2014		7,000	6,975
Ford Motor Credit Co. LLC
1.021% due 11/08/2013		1,600	1,598
1.021% due 12/20/2013		1,200	1,197
Hewlett-Packard Co.
0.950% due 10/30/2013		11,400	11,391
Santander S.A.
2.370% due 01/02/2014		3,200	3,181
3.100% due 10/01/2013		2,000	2,000
Xstrata Finance Dubai Ltd.
0.710% due 12/06/2013		2,400	2,397
0.740% due 10/10/2013		8,300	8,299
0.740% due 10/15/2013		2,500	2,499

			50,518

REPURCHASE AGREEMENTS (e) 0.6%
			7,200

SHORT-TERM NOTES 0.3%
Federal Home Loan Bank
0.051% due 11/27/2013		600	600
Korea Development Bank
0.770% due 08/20/2014		2,400	2,400

			3,000

ITALY TREASURY BILLS 2.9%
0.798% due 12/23/2013 - 09/12/2014 (b)	EUR	24,000	32,329

MEXICO TREASURY BILLS 1.6%
3.605% due 12/05/2013 - 01/09/2014 (b)	MXN	241,800	18,297

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SPAIN TREASURY BILLS 1.2%
0.563% due 03/14/2014 - 06/20/2014 (b)	EUR	9,800	$13,174

U.S. TREASURY BILLS 0.3%
0.011% due 10/03/2013 - 02/27/2014 (b)(f)(j)		$3,323	3,323

Total Short-Term Instruments (Cost $135,214)			135,830

Total Investments in Securities (Cost $926,475)			924,975

		SHARES
INVESTMENTS IN AFFILIATES 30.8%

SHORT-TERM INSTRUMENTS 30.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 30.8%
PIMCO Short-Term Floating NAV Portfolio		250	2
PIMCO Short-Term Floating NAV Portfolio III		34,477,547	344,638

Total Short-Term Instruments (Cost $344,560)			344,640

Total Investments in Affiliates (Cost $344,560)			344,640

Total Investments 113.4% (Cost $1,271,035)			$1,269,615

Financial Derivative Instruments (g)(i) 4.2% (Cost or Premiums, net $(1,141))			46,597

Other Assets and Liabilities, net (17.6%)			(196,239)

Net Assets 100.0%			$1,119,973

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity, date shown represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOS	0.080%	09/30/2013	10/01/2013	$6,800	U.S. Treasury Notes 0.250% due 09/30/2015	$(6,938)	$6,800	$6,800
SSB	0.000%	09/30/2013	10/01/2013	400	Freddie Mac 2.080% due 10/17/2022	(409)	400	400

Total Repurchase Agreements						$(7,347)	$7,200	$7,200

(1)	Includes accrued interest.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	77

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund (Cont.)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.120%	09/18/2013	10/08/2013	$(1,049)	$(1,049)
BPG	0.100%	10/01/2013	10/02/2013	(4,893)	(4,894)

Total Sale-Buyback Transactions					$(5,943)

(2)	The average amount of borrowings while outstanding during the period ended September 30, 2013 was $6,620 at a weighted average interest rate of (0.237%).
(3)	Payable for sale-buyback transactions includes $1 of deferred price drop on sale-buyback transactions.

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	4.000%	10/01/2043	$68,000	$(71,024)	$(71,326)

Total Short Sales				$(71,024)	$(71,326)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of September 30, 2013:

(f)	Securities with an aggregate market value of $6,209 have been pledged as collateral under the terms of the following master agreements as of September 30, 2013.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BOS	$6,800	$0	$0	$0	$6,800	$ (6,938)	$(138)
SSB	400	0	0	0	400	(408)	(8)

Master Securities Forward Transactions Agreement
BCY	0	0	(1,049)	0	(1,049)	1062	13
BOA	0	0	0	0	0	271	271
BPG	0	0	(4,894)	0	(4,894)	4876	(18)
DEU	0	0	0	(16,783)	(16,783)	(440)	(17,223)
FOB	0	0	0	(16,783)	(16,783)	(1,120)	(17,903)
GSC	0	0	0	(17,831)	(17,831)	(290)	(18,121)
JPS	0	0	0	(19,929)	(19,929)	0	(19,929)
MSC	0	0	0	0	0	(936)	(936)
SAL	0	0	0	0	0	(58)	(58)

Total Borrowings and Other Financing Transactions	$7,200	$0	$(5,943)	$(71,326)

(4)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2015	822	$67	$41	$0
90-Day Eurodollar December Futures	Long	12/2016	1	1	0	0
90-Day Eurodollar June Futures	Long	06/2015	638	431	40	0
90-Day Eurodollar June Futures	Long	06/2016	137	188	5	0
90-Day Eurodollar March Futures	Long	03/2015	2,053	257	102	0
90-Day Eurodollar March Futures	Long	03/2016	415	397	21	0
90-Day Eurodollar September Futures	Long	09/2014	46	10	1	0
90-Day Eurodollar September Futures	Long	09/2015	798	(143)	50	0
E-mini S&P 500 Index December Futures	Long	12/2013	7,215	(2,515)	0	(4,366)
S&P 500 Index December Futures	Long	12/2013	80	(302)	0	(242)
U.S. Treasury 5-Year Note December Futures	Long	12/2013	533	1,077	37	0
U.S. Treasury 10-Year Note December Futures	Long	12/2013	133	245	6	0
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2015	14	(4)	1	0

Total Futures Contracts				$(291)	$304	$(4,608)

78	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.IG-21 5-Year Index	1.000%	12/20/2018	$86,700	$798	$(90)	$0	$(44)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.000%	10/15/2017	$	4,800	$(53)	$(48)	$2	$0
Pay	3-Month USD-LIBOR	1.500%	03/18/2016		92,800	538	(174)	21	0
Pay	3-Month USD-LIBOR	3.000%	09/21/2017		4,500	29	22	1	0
Receive	3-Month USD-LIBOR	2.750%	06/19/2043		21,200	3,577	2,651	3	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		54,000	2,058	(2,000)	6	0

						$6,149	$451	$33	$0

Total Swap Agreements						$6,947	$361	$33	$(44)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2013:

(h)	Securities with an aggregate market value of $27,051 and cash of $11,306 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2013. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$304	$33	$337	$0	$(4,608)	$(44)	$(4,652)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	10/2013		EUR	273	$		360	$0	$(10)
	10/2013		JPY	100,786			1,019	0	(6)
	12/2013		EUR	7,500			9,467	0	(682)

BPS	12/2013	$		1,223		MXN	15,974	0	(11)
	03/2014		EUR	8,134	$		10,720	0	(289)
	08/2014			200			253	0	(18)

BRC	11/2013			397			538	0	0
	12/2013	$		6,572		CAD	6,774	0	(9)

CBK	10/2013			1,021		EUR	766	15	0
	01/2014		MXN	57,732	$		4,358	0	(18)
	04/2014		EUR	200			253	0	(17)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	79

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
DUB	10/2013	$		5,800		DKK	32,001	$5	$0
	12/2013		CAD	10,152	$		9,887	51	0
	02/2014		EUR	300			396	0	(10)
	04/2014		DKK	31,949			5,800	1	(6)

FBF	11/2013	$		3,883		BRL	9,015	153	0
	12/2013		MXN	8,860	$		671	0	(2)
	04/2014		EUR	4,700			6,347	0	(15)
	06/2014			300			380	0	(26)

GLM	10/2013			493			667	0	0
	11/2013	$		667		EUR	493	0	0
	12/2013		MXN	62,778	$		4,653	0	(113)
	12/2013	$		1,103		CAD	1,137	0	(1)
	01/2014		MXN	119,914	$		9,062	0	(27)
	02/2014		EUR	2,988			4,000	0	(44)

HUS	11/2013			7,500			10,129	0	(19)
	12/2013		MXN	20,566			1,579	16	0

JPM	12/2013	$		1,078		GBP	674	12	0

MSC	10/2013		BRL	8,416	$		3,486	0	(312)
	10/2013	$		3,712		BRL	8,416	86	0
	11/2013		BRL	8,416	$		3,686	0	(82)
	01/2014		MXN	41,288			3,161	32	0

RYL	12/2013		EUR	8,500			11,281	0	(221)
	12/2013		GBP	20,741			32,496	0	(1,064)
	03/2014		EUR	1,294			1,730	0	(21)

Total Forward Foreign Currency Contracts								$371	$(3,023)

PURCHASED OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Cost	Market Value
GSC	Put - OTC Fannie Mae 4.000% due 12/01/2043	$ 90.000	12/04/2013	$	6,600	$1	$1

Total Purchased Options						$1	$1

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014	EUR	5,200	$(10)	$(5)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		5,200	(11)	(6)

BRC	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014		1,300	(2)	(1)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		1,300	(3)	(2)

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.900%	10/18/2013	$	8,900	(39)	(4)

GLM	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014	EUR	1,300	(3)	(1)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		1,300	(3)	(2)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.500%	10/28/2013	$	23,400	(64)	(158)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.400%	01/27/2014		83,700	(168)	(208)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	01/27/2014		83,700	(508)	(475)

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.750%	11/27/2013		29,600	(262)	(144)

								$(1,073)	$(1,006)

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
MYC	Put - OTC CDX.IG-20 5-Year Index	Sell	1.100%	12/18/2013	$	1,400	$(3)	$(1)

80	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$	1,100	$(9)	$(1)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020		400	(5)	(1)

							$(14)	$(2)

Total Written Options							$(1,090)	$(1,009)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2013:

	# of Contracts	Notional Amount in $		Notional Amount in EUR		Premiums
Balance at 03/31/2013	48	$	116,100	EUR	23,200	$(502)
Sales	184		457,100		0	(1,925)
Closing Buys	(24)		(69,900)		0	234
Expirations	(92)		(132,200)		(7,600)	510
Exercised	(116)		(138,900)		0	593

Balance at 09/30/2013	0	$	232,200	EUR	15,600	$(1,090)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2013 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	American International Group, Inc.	1.000%	03/20/2016	0.447%	$	800	$(28)	$39	$11	$0
	Citigroup, Inc.	1.000%	09/20/2016	0.614%		800	9	0	9	0

BRC	Berkshire Hathaway Finance Corp.	1.000%	12/20/2013	0.091%		400	2	(1)	1	0
	Brazil Government International Bond	1.000%	06/20/2015	0.930%		500	(7)	8	1	0
	Brazil Government International Bond	1.000%	06/20/2016	1.197%		900	(1)	(3)	0	(4)
	General Electric Capital Corp.	1.000%	09/20/2016	0.533%		800	9	3	12	0
	Indonesia Government International Bond	1.000%	06/20/2016	1.554%		500	(8)	1	0	(7)

CBK	American International Group, Inc.	1.000%	03/20/2016	0.447%		800	(29)	40	11	0

DUB	Berkshire Hathaway, Inc.	1.000%	09/20/2016	0.440%		400	6	1	7	0
	Brazil Government International Bond	1.000%	06/20/2015	0.930%		1,000	(10)	12	2	0
	Brazil Government International Bond	1.000%	06/20/2016	1.197%		400	(1)	(1)	0	(2)
	Export-Import Bank of China	1.000%	06/20/2017	0.725%		100	(4)	5	1	0
	JPMorgan Chase & Co.	1.000%	09/20/2016	0.560%		800	10	0	10	0
	Mexico Government International Bond	1.000%	03/20/2016	0.699%		800	(6)	12	6	0
	Mexico Government International Bond	1.000%	06/20/2016	0.744%		1,900	5	9	14	0

FBF	Brazil Government International Bond	1.000%	06/20/2016	1.197%		1,700	(2)	(6)	0	(8)

GST	Brazil Government International Bond	1.000%	06/20/2015	0.930%		500	(7)	7	0	0
	Japan Government International Bond	1.000%	12/20/2015	0.264%		1,400	(13)	37	24	0
	Mexico Government International Bond	1.000%	06/20/2016	0.744%		3,600	(122)	148	26	0

HUS	Brazil Government International Bond	1.000%	09/20/2015	0.985%		600	(6)	6	0	0
	Brazil Government International Bond	1.000%	06/20/2016	1.197%		5,300	(142)	115	0	(27)
	Indonesia Government International Bond	1.000%	06/20/2016	1.554%		200	(3)	1	0	(2)

JPM	Brazil Government International Bond	1.000%	09/20/2015	0.985%		100	(1)	1	0	0

MYC	China Government International Bond	1.000%	06/20/2016	0.419%		600	(18)	28	10	0
	Indonesia Government International Bond	1.000%	09/20/2016	1.634%		1,600	(122)	93	0	(29)
	Mexico Government International Bond	1.000%	03/20/2016	0.699%		1,400	(9)	19	10	0

SOG	United Kingdom Gilt	1.000%	03/20/2015	0.076%		200	1	2	3	0
UAG	Brazil Government International Bond	1.000%	09/20/2015	0.985%		500	(5)	5	0	0

							$(502)	$581	$158	$(79)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	81

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
								Asset	Liability
BRC	CDX.EM-13 5-Year Index	5.000%	06/20/2015	$	900	$53	$(24)	$29	$0

DUB	CDX.EM-13 5-Year Index	5.000%	06/20/2015		900	117	(88)	29	0

GST	CDX.IG-9 10-Year Index 30-100%	0.548%	12/20/2017		386	0	7	7	0

HUS	CDX.EM-13 5-Year Index	5.000%	06/20/2015		4,200	265	(130)	135	0

JPM	CDX.IG-9 10-Year Index 30-100%	0.553%	12/20/2017		675	0	12	12	0

MYC	CDX.EM-13 5-Year Index	5.000%	06/20/2015		700	79	(56)	23	0

						$514	$(279)	$235	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	8.860%	01/02/2017	BRL	1,100	$1	$(22)	$0	$(21)
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MXN	3,000	0	5	5	0
	Pay	28-Day MXN-TIIE	5.500%	09/02/2022		500	(1)	(2)	0	(3)

BPS	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		200	0	(1)	0	(1)

BRC	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		48,600	7	4	11	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		8,000	(7)	20	13	0
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		200	(1)	0	0	(1)
	Pay	28-Day MXN-TIIE	6.000%	06/05/2023		500	(1)	(1)	0	(2)

DUB	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		400	(1)	(1)	0	(2)

GLM	Pay	1-Year BRL-CDI	9.095%	01/02/2017	BRL	600	0	(12)	0	(12)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023	MXN	500	(1)	(1)	0	(2)

HUS	Pay	1-Year BRL-CDI	8.950%	01/02/2017	BRL	1,100	0	(23)	0	(23)
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017	MXN	1,800	(1)	2	1	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		4,000	(2)	8	6	0
	Pay	28-Day MXN-TIIE	5.500%	09/02/2022		21,400	(43)	(64)	0	(107)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		600	(1)	(2)	0	(3)

JPM	Pay	28-Day MXN-TIIE	6.000%	06/05/2023		900	(3)	1	0	(2)

MYC	Pay	28-Day MXN-TIIE	5.600%	09/06/2016		1,400	0	3	3	0
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		64,000	10	5	15	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		3,000	(1)	6	5	0
	Pay	28-Day MXN-TIIE	5.500%	09/02/2022		9,600	(18)	(30)	0	(48)

UAG	Pay	1-Year BRL-CDI	8.900%	01/02/2017	BRL	400	(1)	(8)	0	(9)
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MXN	2,000	0	4	4	0

							$(64)	$(109)	$63	$(236)

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount				Swap Agreements, at Value
										Asset	Liability
BRC	Receive	S&P 500 Total Return Index	59,000	3-Month USD-LIBOR plus a specified spread	02/28/2014	$	155,822			$21,125	$0
	Receive	S&P 500 Total Return Index	103,567	3-Month USD-LIBOR plus a specified spread	03/31/2014		277,297			33,306	0

										$54,431	$0

Total Swap Agreements								$(52)	$54,624	$54,887	$(315)

82	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2013:

(j)	Securities with an aggregate market value of $3,570 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures (5)
BOA	$0	$0	$25	$25	$(698)	$(11)	$(24)	$(733)	$(708)	$851	$143
BPS	0	0	0	0	(318)	0	(1)	(319)	(319)	300	(19)
BRC	0	0	54,498	54,498	(9)	(3)	(14)	(26)	54,472	(57,450)	(2,978)
CBK	15	0	11	26	(35)	(2)	0	(37)	(11)	0	(11)
DUB	57	0	69	126	(16)	(4)	(4)	(24)	102	0	102
FBF	153	0	0	153	(43)	0	(8)	(51)	102	(50)	52
GLM	0	0	0	0	(185)	(844)	(14)	(1,043)	(1,043)	551	(492)
GSC	0	1	0	1	0	0	0	0	1	0	1
GST	0	0	57	57	0	0	0	0	57	0	57
HUS	16	0	142	158	(19)	0	(162)	(181)	(23)	0	(23)
JPM	12	0	12	24	0	0	(2)	(2)	22	0	22
MSC	118	0	0	118	(394)	0	0	(394)	(276)	296	20
MYC	0	0	66	66	0	(145)	(77)	(222)	(156)	(6)	(162)
RYL	0	0	0	0	(1,306)	0	0	(1,306)	(1,306)	1,234	(72)
SOG	0	0	3	3	0	0	0	0	3	0	3
UAG	0	0	4	4	0	0	(9)	(9)	(5)	0	(5)

Total Over the Counter	$371	$1	$54,887	$55,259	$(3,023)	$(1,009)	$(315)	$(4,347)

(5)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$304	$304
Swap Agreements	0	0	0	0	33	33

	$0	$0	$0	$0	$337	$337

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$371	$0	$371
Purchased Options	0	0	0	0	1	1
Swap Agreements	0	393	54,431	0	63	54,887

	$0	$393	$54,431	$371	$64	$55,259

	$0	$393	$54,431	$371	$401	$55,596

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$4,608	$0	$0	$4,608
Swap Agreements	0	44	0	0	0	44

	$0	$44	$4,608	$0	$0	$4,652

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,023	$0	$3,023
Written Options	0	1	0	0	1,008	1,009
Swap Agreements	0	79	0	0	236	315

	$0	$80	$0	$3,023	$1,244	$4,347

	$0	$124	$4,607	$3,023	$1,245	$8,999

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	83

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund (Cont.)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$37	$37
Futures	0	0	63,842	0	(370)	63,472
Swap Agreements	0	(14)	0	0	(3,141)	(3,155)

	$0	$(14)	$63,842	$0	$(3,474)	$60,354

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(419)	$0	$(419)
Written Options	0	0	0	36	313	349
Swap Agreements	0	766	0	0	586	1,352

	$0	$766	$0	$(383)	$899	$1,282

	$0	$752	$63,842	$(383)	$(2,575)	$61,636

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(8)	$(8)
Futures	0	0	(17,279)	0	2,336	(14,943)
Swap Agreements	0	(89)	0	0	167	78

	$0	$(89)	$(17,279)	$0	$2,495	$(14,873)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,341)	$0	$(1,341)
Written Options	0	2	0	(17)	(124)	(139)
Swap Agreements	0	(590)	36,271	0	(267)	35,414

	$0	$(588)	$36,271	$(1,358)	$(391)	$33,934

	$0	$(677)	$18,992	$(1,358)	$2,104	$19,061

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$160,737	$303	$161,040
Industrials	0	46,972	0	46,972
Utilities	0	9,197	0	9,197
Municipal Bonds & Notes
California	0	5,470	0	5,470
Illinois	0	3,781	0	3,781
Iowa	0	562	0	562
Nevada	0	124	0	124
New Jersey	0	1,265	0	1,265
New York	0	11,282	0	11,282
North Carolina	0	218	0	218
Ohio	0	1,823	0	1,823
Texas	0	673	0	673
Virginia	0	1,877	0	1,877
Washington	0	3,597	0	3,597
West Virginia	0	423	0	423
U.S. Government Agencies	0	312,022	723	312,745
U.S. Treasury Obligations	0	77,344	0	77,344
Mortgage-Backed Securities	0	85,784	0	85,784
Asset-Backed Securities	0	35,684	0	35,684
Sovereign Issues	0	20,411	0	20,411
Convertible Preferred Securities
Banking & Finance	7,337	0	0	7,337
Industrials	0	0	0	0
Preferred Securities
Banking & Finance	0	0	1,536	1,536
Short-Term Instruments
Certificates of Deposit	0	7,989	0	7,989
Commercial Paper	0	50,518	0	50,518
Repurchase Agreements	0	7,200	0	7,200

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Short-Term Notes	$0	$3,000	$0	$3,000
Italy Treasury Bills	0	32,329	0	32,329
Mexico Treasury Bills	0	18,297	0	18,297
Spain Treasury Bills	0	13,174	0	13,174
U.S. Treasury Bills	0	3,323	0	3,323
	$7,337	$915,076	$2,562	$924,975

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$344,640	$0	$0	$344,640

Total Investments	$351,977	$915,076	$2,562	$1,269,615

Short Sales, at Value
U.S. Government Agencies	$0	$(71,326)	$0	$(71,326)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	304	33	0	337
Over the counter	0	55,259	0	55,259
	$304	$55,292	$0	$55,596

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(4,608)	(44)	0	(4,652)
Over the counter	0	(4,345)	(2)	(4,347)
	$(4,608)	$(4,389)	$(2)	$(8,999)

Totals	$347,673	$894,653	$2,560	$1,244,886

84	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

There were no transfers between Level 1 and 2 during the period ended September 30, 2013.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2013:

Category and Subcategory	Beginning Balance at 03/31/2013	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2013 (2)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$303	$0	$0	$(1)	$0	$1	$0	$0	$303	$1
Industrials	1,560	0	(1,450)	0	(50)	(60)	0	0	0	0
U.S. Government Agencies	851	0	(125)	0	0	(3)	0	0	723	(3)
Asset-Backed Securities	1,063	0	(604)	0	0	1	0	(460)	0	0
Convertible Preferred Securities
Industrials	0	0	0	0	0	0	0	0	0	0
Preferred Securities
Banking & Finance	1,577	0	0	0	0	(41)	0	0	1,536	(41)

	$5,354	$0	$(2,179)	$(1)	$(50)	$(102)	$0	$(460)	$2,562	$(43)

Financial Derivative Instruments - Liabilities
Over the counter	$(3)	$0	$0	$0	$0	$1	$0	$0	$(2)	$1

Totals	$5,351	$0	$(2,179)	$(1)	$(50)	$(101)	$0	$(460)	$2,560	$(42)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2013	Valuation Technique		Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$303	Benchmark Pricing		Base Price	100.88
U.S. Government Agencies	723	Third Party Vendor		Broker Quote	99.75
Convertible Preferred Securities
Industrials	0	Other Valuation Techniques	(3)	—	—
Preferred Securities
Banking & Finance	1,536	Benchmark Pricing		Base Price	$7,066.86

Financial Derivative Instruments - Liabilities
Over the counter	(2)	Indicative Market Quotation		Broker Quote	0.12

Total	$2,560

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	85

Schedule of Investments PIMCO StocksPLUS® AR Short Strategy Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 76.0%

CORPORATE BONDS & NOTES 19.0%

BANKING & FINANCE 15.0%
Ally Financial, Inc.
3.652% due 06/20/2014		$600	$609
4.500% due 02/11/2014		14,000	14,163
4.625% due 06/26/2015		36,300	37,572
6.750% due 12/01/2014		3,200	3,364
7.500% due 09/15/2020		26,700	30,104
8.300% due 02/12/2015		10,300	11,124
American International Group, Inc.
5.450% due 05/18/2017		100	112
5.600% due 10/18/2016		3,000	3,355
6.250% due 03/15/2087		1,000	985
6.765% due 11/15/2017	GBP	1,500	2,844
7.980% due 06/15/2017	MXN	170,000	12,934
ASIF
3.000% due 02/17/2017	EUR	3,100	4,160
Banco del Estado de Chile
4.125% due 10/07/2020		$13,000	13,233
Banco do Brasil S.A.
2.963% due 07/02/2014		1,900	1,916
5.875% due 01/19/2023		11,500	10,839
Banco Santander Brasil S.A.
4.250% due 01/14/2016		2,000	2,055
4.500% due 04/06/2015		3,400	3,493
Banco Santander Chile
1.866% due 01/19/2016		1,400	1,411
Bank of America Corp.
0.898% due 05/23/2017	EUR	5,700	7,374
1.500% due 10/09/2015		$2,500	2,515
4.500% due 04/01/2015		12,500	13,133
6.500% due 08/01/2016		2,200	2,495
Bank of Montreal
1.950% due 01/30/2018		1,000	1,027
2.850% due 06/09/2015		700	728
Bank One Capital
8.750% due 09/01/2030		325	422
Barclays Bank PLC
10.179% due 06/12/2021		41,100	53,459
14.000% due 06/15/2019 (d)	GBP	15,100	32,876
BBVA Bancomer S.A.
4.500% due 03/10/2016		$600	630
6.500% due 03/10/2021		3,300	3,449
6.750% due 09/30/2022		34,200	35,482
Bear Stearns Cos. LLC
0.653% due 11/21/2016		13,669	13,549
BPCE S.A.
2.375% due 10/04/2013		500	500
CIT Group, Inc.
4.250% due 08/15/2017		3,000	3,068
4.750% due 02/15/2015		5,900	6,121
5.250% due 04/01/2014		10,900	11,104
Citigroup, Inc.
0.528% due 06/09/2016		35,500	34,676
0.869% due 05/31/2017	EUR	3,500	4,550
1.718% due 01/13/2014		$13,300	13,347
5.000% due 09/15/2014		32,400	33,630
Credit Suisse
2.200% due 01/14/2014		1,200	1,206
Eksportfinans ASA
2.000% due 09/15/2015		19,200	18,816
2.375% due 05/25/2016		22,310	21,696
Erste Abwicklungsanstalt
1.125% due 09/30/2015	EUR	17,500	24,011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Export-Import Bank of India
4.000% due 08/07/2017		$10,000	$10,043
Export-Import Bank of Korea
4.000% due 01/29/2021		17,700	18,215
5.875% due 01/14/2015		1,900	2,015
8.125% due 01/21/2014		6,400	6,546
Fifth Third Bancorp
8.250% due 03/01/2038		1,300	1,687
Ford Motor Credit Co. LLC
1.362% due 08/28/2014		8,729	8,774
7.000% due 10/01/2013		3,100	3,100
8.000% due 06/01/2014		2,500	2,616
HBOS PLC
0.959% due 09/06/2017		900	859
HSBC Bank PLC
2.000% due 01/19/2014		1,200	1,206
HSBC Bank USA N.A.
6.000% due 08/09/2017		14,400	16,346
HSBC Finance Capital Trust
5.911% due 11/30/2035		1,700	1,743
ILFC E-Capital Trust
6.250% due 12/21/2065		25,330	23,177
ING Bank NV
1.658% due 06/09/2014		1,900	1,916
International Lease Finance Corp.
4.875% due 04/01/2015		8,600	8,927
5.650% due 06/01/2014		4,100	4,208
6.500% due 09/01/2014		13,300	13,865
Intesa Sanpaolo SpA
2.662% due 02/24/2014		2,700	2,715
3.125% due 01/15/2016		11,900	11,891
JPMorgan Chase & Co.
0.882% due 02/26/2016		40,000	40,093
1.065% due 01/24/2014		1,400	1,403
4.750% due 03/01/2015		6,538	6,891
5.250% due 05/01/2015		1,000	1,065
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017		6,627	7,590
Korea Development Bank
4.375% due 08/10/2015		2,500	2,651
Korea Exchange Bank
3.125% due 06/26/2017		10,100	10,398
Korea Finance Corp.
3.250% due 09/20/2016		1,200	1,256
LBG Capital PLC
7.375% due 03/12/2020	EUR	1,500	2,125
7.588% due 05/12/2020	GBP	6,300	10,709
7.625% due 12/09/2019		3,810	6,432
7.625% due 10/14/2020	EUR	2,400	3,490
7.869% due 08/25/2020	GBP	12,039	20,698
8.000% due 06/15/2020 (d)		$5,000	5,244
9.125% due 07/15/2020	GBP	3,223	5,672
Merrill Lynch & Co., Inc.
0.728% due 01/15/2015		$2,200	2,195
1.014% due 09/15/2026		20,900	17,728
5.000% due 01/15/2015		1,700	1,785
5.750% due 12/12/2014	GBP	2,400	4,099
Morgan Stanley
0.748% due 10/15/2015		$61,820	61,380
2.875% due 01/24/2014		13,300	13,390
National City Bank
0.628% due 06/07/2017		700	689
Nordea Bank AB
2.125% due 01/14/2014		600	603
Northern Rock Asset Management PLC
5.625% due 06/22/2017		2,600	2,969

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Nykredit Realkredit A/S
2.000% due 04/01/2014	DKK	73,700	$13,499
Petrobras Global Finance BV
2.408% due 01/15/2019		$1,500	1,475
3.000% due 01/15/2019		1,900	1,792
Qatari Diar Finance QSC
3.500% due 07/21/2015		1,300	1,358
Rabobank Group
6.875% due 03/19/2020	EUR	4,100	6,150
11.000% due 06/30/2019 (d)		$24,490	32,044
Realkredit Danmark A/S
2.000% due 04/01/2014	DKK	132,700	24,291
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (d)		$900	936
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.299% due 05/15/2017		6,900	7,405
Santander Holdings USA, Inc.
3.000% due 09/24/2015		35,600	36,652
SLM Corp.
0.566% due 01/27/2014		700	697
3.875% due 09/10/2015		1,300	1,333
4.000% due 07/25/2014		5,000	5,051
4.250% due 08/11/2014		3,343	3,385
5.000% due 10/01/2013		4,000	4,000
5.000% due 04/15/2015		7,100	7,402
5.050% due 11/14/2014		3,600	3,726
6.250% due 01/25/2016		3,500	3,741
8.000% due 03/25/2020		10,700	11,596
SLM Corp. CPI Linked Bond
3.638% due 01/31/2014		1,000	1,007
State Bank of India
4.500% due 07/27/2015		4,300	4,425
Toll Road Investors Partnership LP
0.000% due 02/15/2045		330,868	59,409
UBS Preferred Funding Trust
6.243% due 05/15/2016 (d)		14,800	15,818
Vnesheconombank Via VEB Finance PLC
5.450% due 11/22/2017		16,400	17,484

			1,129,217

INDUSTRIALS 2.4%
AbbVie, Inc.
1.027% due 11/06/2015		5,700	5,758
Altria Group, Inc.
7.750% due 02/06/2014		2,300	2,356
Anheuser-Busch InBev Worldwide, Inc.
0.814% due 01/27/2014		7,500	7,515
Ashland, Inc.
3.000% due 03/15/2016		21,500	21,930
Braskem Finance Ltd.
5.750% due 04/15/2021		17,900	17,631
Celulosa Arauco y Constitucion S.A.
5.000% due 01/21/2021		2,400	2,396
CVS Pass-Through Trust
6.943% due 01/10/2030		1,100	1,283
Daimler Finance North America LLC
0.870% due 01/09/2015		20,550	20,629
DCP Midstream LLC
9.700% due 12/01/2013		3,435	3,483
DISH DBS Corp.
6.625% due 10/01/2014		12,900	13,577
7.000% due 10/01/2013		9,350	9,350
7.125% due 02/01/2016		2,900	3,194
7.750% due 05/31/2015		2,700	2,956
General Mills, Inc.
0.613% due 05/16/2014		3,200	3,206

86	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Gerdau Holdings, Inc.
7.000% due 01/20/2020		$2,500	$2,675
HCA, Inc.
6.375% due 01/15/2015		300	317
7.875% due 02/15/2020		1,780	1,923
8.500% due 04/15/2019		6,000	6,465
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015		1,000	1,067
Lennar Corp.
6.500% due 04/15/2016		4,000	4,340
MGM Resorts International
6.625% due 07/15/2015		5,500	5,954
Pemex Project Funding Master Trust
7.500% due 12/18/2013	GBP	100	164
Petrobras International Finance Co.
5.750% due 01/20/2020		$3,600	3,760
5.875% due 03/01/2018		2,100	2,261
8.375% due 12/10/2018		400	480
STATS ChipPAC Ltd.
4.500% due 03/20/2018		4,000	3,920
Total Capital Canada Ltd.
0.648% due 01/15/2016		4,700	4,725
Transocean, Inc.
4.950% due 11/15/2015		2,000	2,147
UAL Pass-Through Trust
7.336% due 01/02/2021		1,235	1,285
United Airlines, Inc.
6.750% due 09/15/2015		6,500	6,727
Vivendi S.A.
2.400% due 04/10/2015		1,200	1,226
Volkswagen International Finance NV
0.864% due 11/20/2014		2,500	2,512
WM Wrigley Jr. Co.
3.700% due 06/30/2014		10,000	10,201

			177,413

UTILITIES 1.6%
AT&T, Inc.
0.650% due 02/12/2016		42,000	41,943
BP Capital Markets PLC
5.250% due 11/07/2013		10,180	10,226
British Telecommunications PLC
1.377% due 12/20/2013		10,000	10,022
Electricite de France S.A.
5.500% due 01/26/2014		200	203
Korea Hydro & Nuclear Power Co. Ltd.
3.000% due 09/19/2022		2,000	1,848
Majapahit Holding BV
8.000% due 08/07/2019		3,000	3,345
Qtel International Finance Ltd.
3.375% due 10/14/2016		1,900	1,981
Rosneft Finance S.A.
6.625% due 03/20/2017		1,900	2,095
Southern California Edison Co.
0.704% due 09/15/2014		12,100	12,144
Telefonica Chile S.A.
3.875% due 10/12/2022		4,000	3,572
Verizon Communications, Inc.
0.459% due 03/06/2015		6,070	6,055
2.002% due 09/14/2018		3,100	3,264
2.500% due 09/15/2016		3,900	4,023
3.650% due 09/14/2018		20,700	21,841

			122,562

Total Corporate Bonds & Notes (Cost $1,410,216)			1,429,192

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 2.2%

ALABAMA 0.2%
Alabama Public School & College Authority Revenue Bonds, Series 2010
5.150% due 09/01/2027	$15,300	$16,487

CALIFORNIA 1.0%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	700	859
6.918% due 04/01/2040	490	593
Bay Area Toll Authority, California Revenue Bonds, Series 2012
5.000% due 04/01/2026	12,300	13,887
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	1,000	1,077
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	100	127
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	1,500	1,977
7.950% due 03/01/2036	19,340	22,412
California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035	20,855	24,116
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.750% due 06/01/2047	1,100	845
La Quinta Financing Authority, California Tax Allocation Bonds, Series 2011
8.070% due 09/01/2036	2,730	2,859
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	300	347
7.618% due 08/01/2040	500	589
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2010
6.603% due 07/01/2050	1,000	1,244
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	800	983
Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	1,000	1,087
Riverside Community College District Foundation, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	100	109
7.021% due 08/01/2040	200	220
Riverside County, California Economic Development Agency Tax Allocation Bonds, Series 2010
7.750% due 10/01/2037	820	864
San Diego Tobacco Settlement Funding Corp., California Revenue Bonds, Series 2006
7.125% due 06/01/2032	80	68
University of California Revenue Bonds, (BABs), Series 2010
6.398% due 05/15/2031	300	343
6.548% due 05/15/2048	500	587

		75,193

ILLINOIS 0.0%
Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	1,000	1,050

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	$800	$900

		1,950

IOWA 0.0%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	60	57

LOUISIANA 0.1%
New Orleans, Louisiana General Obligation Bonds, (BABs), Series 2010
8.300% due 12/01/2029	1,200	1,394
8.550% due 12/01/2034	3,850	4,515

		5,909

NEVADA 0.1%
Clark County, Nevada Airport System Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	600	746
North Las Vegas, Nevada General Obligation Bonds, (BABs), Series 2010
6.572% due 06/01/2040	3,900	3,299

		4,045

NEW JERSEY 0.0%
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	1,200	1,518

NEW YORK 0.5%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2009
7.336% due 11/15/2039	1,300	1,708
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.089% due 11/15/2040	2,500	2,822
New York City, New York Transitional Finance Authority Building Aid Revenue Bonds, Series 2012
5.000% due 07/15/2030	6,000	6,468
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
5.932% due 11/01/2036	700	751
New York City, New York Water & Sewer System Revenue Bonds, (BABs), Series 2010
5.882% due 06/15/2044	100	113
6.282% due 06/15/2042	100	109
New York City, New York Water & Sewer System Revenue Bonds, (NPFGC/FGIC Insured), Series 2007
4.750% due 06/15/2033	6,615	6,772
New York City, New York Water & Sewer System Revenue Bonds, Series 2011
5.250% due 06/15/2044	1,250	1,315
New York Liberty Development Corp. Revenue Bonds, Series 2011
5.000% due 12/15/2041	100	102
5.750% due 11/15/2051	10,300	11,022
New York State Dormitory Authority Revenue Bonds, Series 2011
5.000% due 03/15/2022	3,300	3,853
5.000% due 07/01/2041	6,670	6,868
New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 03/15/2031	1,000	1,077

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	87

Schedule of Investments PIMCO StocksPLUS® AR Short Strategy Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	$1,000	$1,084

		44,064

OHIO 0.1%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	1,500	1,947
Ohio Higher Educational Facility Commission Revenue Bonds, Series 2012
5.000% due 01/01/2038	2,775	2,814
Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	200	173

		4,934

TENNESSEE 0.0%
Metropolitan Government of Nashville & Davidson County, Tennessee Convention Center Authority Revenue Bonds, (BABs), Series 2010
6.731% due 07/01/2043	100	112

TEXAS 0.0%
Dallas/Fort Worth International Airport, Texas Revenue Notes, Series 2012
5.000% due 11/01/2021	980	1,077

VIRGINIA 0.1%
Virginia Commonwealth Transportation Board Revenue Bonds, Series 2012
5.000% due 05/15/2028	5,000	5,554

WASHINGTON 0.1%
Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	3,600	4,001

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	270	213

Total Municipal Bonds & Notes (Cost $168,769)		165,114

U.S. GOVERNMENT AGENCIES 23.4%
Fannie Mae
0.529% due 07/25/2037 - 09/25/2042	1,135	1,136
0.559% due 07/25/2037	1,062	1,064
0.579% due 09/25/2035	1,381	1,367
0.589% due 09/25/2035	2,365	2,369
0.629% due 09/25/2035 - 07/25/2041	14,961	15,029
0.779% due 01/25/2051	2,780	2,788
0.875% due 08/28/2017 - 05/21/2018	66,000	64,965
0.899% due 06/25/2037	3,728	3,749
0.909% due 06/25/2040	6,087	6,110
0.919% due 03/25/2040	2,657	2,678
1.250% due 01/30/2017	1,000	1,012
1.790% due 09/01/2035	48	50
1.875% due 09/18/2018	200	202
1.992% due 11/01/2035	9	9
2.231% due 10/01/2034	4	5
2.281% due 12/01/2033	29	31
2.315% due 07/01/2035	31	33

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.328% due 03/01/2035	$6	$6
2.397% due 06/01/2034	237	253
2.471% due 06/01/2035	67	71
2.500% due 03/01/2022 - 07/01/2028	507	522
2.770% due 12/01/2033	8	9
2.868% due 06/01/2035	93	99
2.870% due 09/01/2027	1,700	1,529
3.000% due 10/01/2028 - 10/01/2043	61,000	62,791
3.500% due 11/01/2020 - 10/01/2042	58,322	60,924
3.890% due 07/01/2021	2,600	2,763
4.000% due 01/01/2025 - 11/01/2043	318,639	332,528
4.500% due 05/01/2023 - 10/01/2043	421,645	451,416
5.000% due 02/13/2017 - 11/01/2043	248,889	269,916
5.375% due 06/12/2017	300	346
5.500% due 11/01/2021 - 10/01/2043	88,172	96,140
6.000% due 10/01/2026 - 05/01/2041	29,793	32,576
Freddie Mac
0.562% due 03/15/2037	4,844	4,843
0.750% due 01/12/2018 (h)	157,600	153,797
0.875% due 03/07/2018	6,600	6,457
0.882% due 08/15/2037	5,005	5,028
0.892% due 10/15/2037	1,108	1,114
0.902% due 05/15/2037 - 09/15/2037	5,419	5,437
1.000% due 03/08/2017 - 09/29/2017	33,200	33,154
1.000% due 06/29/2017 (h)	15,900	15,881
1.250% due 05/12/2017 - 10/02/2019	9,100	9,080
2.473% due 06/01/2035	97	104
2.744% due 11/01/2034	43	46
3.750% due 03/27/2019	2,500	2,756
4.000% due 12/15/2040 - 07/15/2041	25,721	25,801
5.500% due 08/23/2017 - 03/01/2039	2,420	2,631
6.000% due 08/01/2027 - 04/01/2038	1,090	1,189
Ginnie Mae
3.000% due 05/15/2042 - 07/15/2043	31,000	30,659
5.000% due 04/15/2035 - 03/15/2042	46,224	50,368
6.000% due 07/15/2037 - 08/15/2037	87	96
Small Business Administration
4.430% due 05/01/2029	901	973
5.520% due 06/01/2024	7	8

Total U.S. Government Agencies (Cost $1,750,218)		1,763,908

U.S. TREASURY OBLIGATIONS 9.5%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2017 (j)	10,182	10,507
0.125% due 04/15/2018	303	313
0.125% due 01/15/2022 (h)	20,951	20,710
0.125% due 07/15/2022	16,151	15,925
0.625% due 07/15/2021	4,871	5,075
0.625% due 02/15/2043	5,486	4,507

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.750% due 02/15/2042 (h)		$81,875	$70,214
1.125% due 01/15/2021		1,709	1,841
1.250% due 04/15/2014 (j)		139,515	140,747
1.250% due 07/15/2020		5,141	5,630
1.375% due 01/15/2020		1,620	1,779
1.750% due 01/15/2028 (h)		7,359	8,254
2.000% due 01/15/2014		68,141	68,503
2.000% due 07/15/2014 (f)(j)		148,091	151,908
2.000% due 01/15/2026		2,825	3,263
2.125% due 02/15/2040 (h)		16,427	19,460
2.375% due 01/15/2025 (h)(j)		82,286	98,338
2.375% due 01/15/2027 (h)(j)		39,267	47,314
2.500% due 01/15/2029 (h)		31,552	38,840
3.625% due 04/15/2028 (h)		3,466	4,799

Total U.S. Treasury Obligations (Cost $736,338)			717,927

MORTGAGE-BACKED SECURITIES 5.3%
American Home Mortgage Investment Trust
2.393% due 02/25/2045		17	17
Arran Residential Mortgages Funding PLC
1.626% due 05/16/2047	EUR	2,308	3,169
Banc of America Commercial Mortgage Trust
5.857% due 06/10/2049		$2,900	3,233
5.924% due 05/10/2045		300	329
Banc of America Funding Corp.
1.180% due 08/26/2037		1,155	1,142
2.616% due 06/25/2034		63	63
2.666% due 05/25/2035		24	25
Banc of America Large Loan Trust
2.482% due 11/15/2015		20,575	20,615
Banc of America Mortgage Trust
2.739% due 07/25/2035		3,260	3,095
2.875% due 05/25/2033		85	84
Banc of America Re-REMIC Trust
2.288% due 04/17/2049		47	47
BCRR Trust
5.858% due 07/17/2040		500	539
Bear Stearns Adjustable Rate Mortgage Trust
2.768% due 11/25/2034		188	186
3.169% due 11/25/2034		43	44
3.179% due 12/25/2035		93	92
Bear Stearns Alt-A Trust
2.735% due 09/25/2035		32	27
Bear Stearns Commercial Mortgage Securities Trust
8.556% due 10/15/2032		1,050	1,147
Chase Mortgage Finance Trust
5.056% due 12/25/2035		3,691	3,568
5.714% due 09/25/2036		1,320	1,180
6.000% due 12/25/2036		596	583
Citigroup Mortgage Loan Trust, Inc.
2.510% due 10/25/2035		31	30
2.540% due 05/25/2035		46	44
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.393% due 07/15/2044		3,616	3,654
Commercial Mortgage Asset Trust
7.800% due 11/17/2032		11,627	11,785
Commercial Mortgage Pass-Through Certificates
5.543% due 12/11/2049		3,800	4,205
Countrywide Alternative Loan Trust
0.369% due 09/25/2046 ^		6,263	4,075
0.459% due 02/25/2037		510	371
5.500% due 07/25/2035		21	19
6.000% due 05/25/2037 ^		5,392	4,176
Countrywide Home Loan Mortgage Pass-Through Trust
2.722% due 02/20/2035		205	195
2.783% due 02/20/2036		33	29

88	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.859% due 11/25/2034		$1,575	$1,460
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039		5,897	6,283
5.383% due 02/15/2040		97	105
Deutsche ALT-A Securities, Inc.
0.509% due 02/25/2036		13,737	9,194
Epic Opera Arlington Ltd.
0.759% due 07/28/2016	GBP	979	1,569
Four Times Square Trust
5.401% due 12/13/2028		$6,900	7,675
Granite Master Issuer PLC
0.380% due 12/20/2054		834	821
0.731% due 12/20/2054	GBP	18,178	28,976
0.811% due 12/20/2054		9,145	14,584
Granite Mortgages PLC
0.600% due 01/20/2044	EUR	137	184
0.890% due 01/20/2044	GBP	122	196
0.898% due 09/20/2044		748	1,198
Greenwich Capital Commercial Funding Corp.
5.246% due 04/10/2037		$8,200	8,325
GSR Mortgage Loan Trust
2.661% due 09/25/2035		83	82
5.050% due 11/25/2035		104	103
5.062% due 11/25/2035 ^		3,596	3,312
6.000% due 02/25/2036		23,632	21,813
6.000% due 07/25/2037 ^		74	69
6.000% due 07/25/2037		7,966	7,330
Harborview Mortgage Loan Trust
0.351% due 12/19/2036 ^		857	560
0.401% due 05/19/2035		32	26
0.421% due 06/19/2035		5,534	4,527
5.335% due 06/19/2036 ^		3,686	2,681
Holmes Master Issuer PLC
1.568% due 10/15/2054	EUR	1,057	1,437
Impac Secured Assets Trust
0.349% due 01/25/2037		$14,824	11,045
IndyMac Mortgage Loan Trust
2.946% due 06/25/2036		9,060	6,706
JPMorgan Alternative Loan Trust
2.665% due 05/25/2036 ^		5,415	4,104
JPMorgan Chase Commercial Mortgage Securities Trust
4.158% due 01/12/2039		788	795
5.336% due 05/15/2047		1,700	1,872
5.397% due 05/15/2045		8,565	9,431
5.439% due 01/15/2049		28,616	31,844
JPMorgan Mortgage Trust
2.686% due 10/25/2036		4,292	3,448
4.058% due 02/25/2035		17	17
5.254% due 07/25/2035		1,531	1,581
5.632% due 10/25/2036		640	587
5.750% due 01/25/2036 ^		123	113
LB Commercial Mortgage Trust
6.036% due 07/15/2044		36,264	40,623
Leek Finance Ltd.
0.470% due 12/21/2038		6,586	6,634
Lehman Mortgage Trust
6.000% due 09/25/2037 ^		8,660	8,145
MASTR Adjustable Rate Mortgages Trust
2.355% due 07/25/2035		1,699	1,443
Mellon Residential Funding Corp.
0.622% due 12/15/2030		167	162
0.662% due 06/15/2030		2	2
Merrill Lynch Mortgage Investors Trust
0.389% due 02/25/2036		109	100
0.429% due 11/25/2035		126	118
3.346% due 05/25/2033		88	83
5.099% due 09/25/2035		4,202	4,006

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.378% due 08/12/2048		$1,590	$1,747
5.485% due 03/12/2051		100	111
Morgan Stanley Capital Trust
5.610% due 04/15/2049		839	845
Morgan Stanley Mortgage Loan Trust
5.500% due 08/25/2035		776	787
Nomura Asset Acceptance Corp.
4.976% due 05/25/2035		316	294
Prime Mortgage Trust
6.000% due 06/25/2036		2,394	2,043
Residential Accredit Loans, Inc. Trust
0.329% due 02/25/2037		4,742	3,616
0.364% due 08/25/2036		8,191	5,938
0.369% due 07/25/2036		8,153	5,959
0.369% due 09/25/2036		14,652	10,482
Silenus European Loan Conduit Ltd.
0.376% due 05/15/2019	EUR	100	129
Structured Adjustable Rate Mortgage Loan Trust
1.559% due 01/25/2035		$76	57
2.485% due 02/25/2034		96	96
2.504% due 08/25/2034		146	144
5.061% due 05/25/2036		1,037	1,034
Structured Asset Mortgage Investments Trust
0.459% due 02/25/2036		41	31
Thornburg Mortgage Securities Trust
5.750% due 06/25/2047		6,257	5,887
Titan Europe PLC
0.790% due 10/23/2016	GBP	3,095	4,860
Wachovia Bank Commercial Mortgage Trust
0.262% due 06/15/2020		$11,949	11,800
5.509% due 04/15/2047		100	110
5.749% due 07/15/2045		4,088	4,525
WaMu Mortgage Pass-Through Certificates
1.353% due 11/25/2042		15	14
2.454% due 10/25/2046		376	346
4.850% due 02/25/2037		1,920	1,780
Wells Fargo Mortgage-Backed Securities Trust
2.618% due 01/25/2035		102	102
2.642% due 03/25/2036		138	138
2.693% due 07/25/2036 ^		2,009	1,810
5.390% due 12/25/2036		4,276	4,164
6.000% due 04/25/2037 ^		10,376	10,037

Total Mortgage-Backed Securities (Cost $394,832)			402,023

ASSET-BACKED SECURITIES 2.2%
ACA CLO Ltd.
0.516% due 07/25/2018		831	826
Accredited Mortgage Loan Trust
0.309% due 02/25/2037		7,977	7,251
0.650% due 09/25/2035		6,000	4,670
ACE Securities Corp. Home Equity Loan Trust
0.239% due 10/25/2036		28	9
Apidos CDO Ltd.
0.524% due 07/27/2017		1,339	1,339
Ares CLO Ltd.
0.512% due 02/24/2018		238	238
Asset-Backed Securities Corp. Home Equity Loan Trust
0.454% due 09/25/2034		71	71
0.819% due 07/25/2035		2,000	1,763
Avoca CLO PLC
0.562% due 02/18/2022	EUR	1,229	1,641
Bear Stearns Asset-Backed Securities Trust
0.339% due 08/25/2036		$5,885	3,872
0.419% due 06/25/2047		7,000	5,495

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Centurion CDO Ltd.
0.578% due 03/08/2017		$24,269	$24,232
Citigroup Mortgage Loan Trust, Inc.
0.379% due 05/25/2037		10,135	4,954
Cougar CLO PLC
0.580% due 07/15/2020	EUR	6,429	8,617
Countrywide Asset-Backed Certificates
0.359% due 06/25/2047		$4,000	3,085
0.429% due 04/25/2036		2,628	2,567
0.659% due 12/25/2031		4	3
Duane Street CLO Ltd.
0.519% due 01/11/2021		6,513	6,403
First Franklin Mortgage Loan Trust
0.319% due 09/25/2036		10,441	8,924
0.669% due 09/25/2035		1,600	1,381
GSAMP Trust
0.229% due 12/25/2046		5,418	2,769
Gulf Stream Sextant CLO Ltd.
0.493% due 08/21/2020		1,604	1,600
Halcyon Structured Asset Management Long/Short Ltd.
0.490% due 08/07/2021		1,915	1,897
Lafayette CLO Ltd.
1.659% due 09/06/2022		1,658	1,660
Long Beach Mortgage Loan Trust
0.739% due 10/25/2034		9	9
Massachusetts Educational Financing Authority
1.216% due 04/25/2038		1,655	1,656
MASTR Asset-Backed Securities Trust
0.389% due 05/25/2037		11,000	6,601
0.469% due 12/25/2035		5,000	4,293
Morgan Stanley ABS Capital, Inc.
0.269% due 01/25/2037		5,185	2,779
Morgan Stanley Home Equity Loan Trust
0.279% due 12/25/2036		7,670	4,147
NOB Hill CLO Ltd.
0.514% due 08/15/2018		5,920	5,866
Option One Mortgage Loan Trust Asset-Backed Certificates
0.319% due 01/25/2037		4,800	2,455
Penta CLO S.A.
0.518% due 06/04/2024	EUR	968	1,257
RAAC Series
0.349% due 11/25/2036		$733	731
Residential Asset Securities Corp. Trust
0.329% due 08/25/2036		16,529	14,833
Securitized Asset-Backed Receivables LLC Trust
1.139% due 01/25/2036		3,493	2,576
SLM Student Loan Trust
0.484% due 12/15/2023	EUR	9,184	12,193
0.766% due 10/25/2017		$1,100	1,098
3.432% due 05/16/2044		1,195	1,258
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
0.349% due 12/25/2036		2,000	1,379
0.499% due 05/25/2037		8,600	7,270
Trimaran CLO Ltd.
0.515% due 11/01/2018		837	826
Wells Fargo Home Equity Asset-Backed Securities Trust
0.769% due 11/25/2035		1,000	871

Total Asset-Backed Securities (Cost $162,848)			167,365

SOVEREIGN ISSUES 1.8%
Autonomous Community of Valencia
4.375% due 07/16/2015	EUR	900	1,237
Banco Nacional de Desenvolvimento Economico e Social
4.125% due 09/15/2017		600	841

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	89

Schedule of Investments PIMCO StocksPLUS® AR Short Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 07/12/2020		$2,100	$2,163
Korea Housing Finance Corp.
4.125% due 12/15/2015		500	530
Mexico Government International Bond
3.500% due 12/14/2017 (c)	MXN	114,282	9,634
4.000% due 11/15/2040 (c)		2,484	208
5.000% due 06/16/2016 (c)		5,515	472
8.000% due 12/19/2013		898,000	69,316
Province of Ontario
1.000% due 07/22/2016		$100	100
1.650% due 09/27/2019		2,000	1,928
3.150% due 06/02/2022	CAD	2,100	2,021
4.000% due 10/07/2019		$300	327
4.000% due 06/02/2021	CAD	15,900	16,424
4.200% due 06/02/2020		10,800	11,347
4.400% due 06/02/2019		1,200	1,276
5.500% due 06/02/2018		300	332
Province of Quebec
2.750% due 08/25/2021		$2,900	2,836
3.500% due 07/29/2020		200	210
Qatar Government International Bond
5.250% due 01/20/2020		11,420	12,876

Total Sovereign Issues (Cost $132,535)			134,078

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
Wells Fargo & Co.
7.500% due 12/31/2049 (d)		9,550	10,863

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032 (a)		24,000	0

Total Convertible Preferred Securities (Cost $11,809)			10,863

PREFERRED SECURITIES 0.7%

BANKING & FINANCE 0.4%
DG Funding Trust
2.534% due 10/30/2013 (d)		85	602
Farm Credit Bank of Texas
10.000% due 12/15/2020 (d)		1,100	1,322
GMAC Capital Trust
8.125% due 02/15/2040		1,068,600	28,585

			30,509

	SHARES	MARKET VALUE (000S)
UTILITIES 0.3%
Qwest Corp.
7.375% due 06/01/2051	821,600	$20,573

Total Preferred Securities (Cost $50,974)		51,082

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 11.8%

CERTIFICATES OF DEPOSIT 0.3%
Bank of Nova Scotia
0.476% due 03/27/2014	$10,200	10,198
Itau Unibanco Holding S.A.
0.000% due 10/31/2013	5,400	5,393
0.000% due 11/01/2013	3,700	3,695

		19,286

COMMERCIAL PAPER 3.7%
Banco Bilbao Vizcaya Argentaria S.A.
3.120% due 10/21/2013	35,900	35,838
Daimler Finance North America LLC
0.840% due 10/11/2013	2,200	2,200
Electricite de France S.A.
0.830% due 01/17/2014	14,000	13,965
Entergy Corp.
0.940% due 11/04/2013	4,700	4,696
Ford Motor Credit Co. LLC
1.021% due 11/01/2013	6,500	6,494
1.021% due 11/12/2013	3,800	3,796
Hewlett-Packard Co.
0.950% due 10/30/2013	73,200	73,144
Santander S.A.
2.370% due 01/02/2014	23,000	22,859
3.100% due 10/01/2013	9,200	9,200
Vodafone Group PLC
0.700% due 02/10/2014	14,000	13,964
Xstrata Finance Dubai Ltd.
0.710% due 12/06/2013	15,100	15,080
0.740% due 10/10/2013	57,100	57,089
0.740% due 10/15/2013	17,400	17,395

		275,720

REPURCHASE AGREEMENTS (e) 0.9%
		67,666

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 0.2%
Korea Development Bank
0.770% due 08/20/2014		$14,900	$14,900

ITALY TREASURY BILLS 2.7%
0.893% due 02/28/2014 - 09/12/2014 (b)	EUR	150,400	202,429

MEXICO TREASURY BILLS 1.8%
3.655% due 12/05/2013 - 01/09/2014 (b)	MXN	1,743,600	132,021

SPAIN TREASURY BILLS 2.0%
0.749% due 03/14/2014 - 06/20/2014 (b)	EUR	114,700	154,368

U.S. TREASURY BILLS 0.2%
0.014% due 10/03/2013 - 02/27/2014 (b)(j)		$15,421	15,421

Total Short-Term Instruments (Cost $876,413)			881,811

Total Investments in Securities (Cost $5,694,952)			5,723,363

		SHARES
INVESTMENTS IN AFFILIATES 31.4%

SHORT-TERM INSTRUMENTS 31.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 31.4%
PIMCO Short-Term Floating NAV Portfolio		1,811	18
PIMCO Short-Term Floating NAV Portfolio III		236,559,278	2,364,647

Total Short-Term Instruments (Cost $2,364,012)			2,364,665

Total Investments in Affiliates (Cost $2,364,012)			2,364,665

Total Investments 107.4% (Cost $8,058,964)			$8,088,028

Financial Derivative Instruments (g)(i) (2.0%) (Cost or Premiums, net $(8,162))			(148,641)

Other Assets and Liabilities, net (5.4%)			(411,301)

Net Assets 100.0%			$7,528,086

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity, date shown represents next contractual call date.

90	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BCY	0.030%	09/11/2013	10/08/2013	$19,400	U.S. Treasury Inflation Protected Securities 0.500% due 04/15/2015	$(19,812)	$19,400	$19,400
BOS	0.080%	09/30/2013	10/01/2013	38,800	U.S. Treasury Notes 0.250% due 09/30/2015	(39,585)	38,800	38,800
DEU	0.030%	09/04/2013	10/02/2013	8,500	U.S. Treasury Inflation Protected Securities 0.125% due 01/15/2023	(8,972)	8,500	8,500
SSB	0.000%	09/30/2013	10/01/2013	966	Fannie Mae 2.200% due 10/17/2022	(986)	966	966

Total Repurchase Agreements						$(69,355)	$67,666	$67,666

(1)	Includes accrued interest.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BPG	0.100%	10/01/2013	10/02/2013	$(28,734)	$(28,736)

Total Sale-Buyback Transactions					$(28,736)

(2)	The average amount of borrowings while outstanding during the period ended September 30, 2013 was $89,156 at a weighted average interest rate of 0.014%.
(3)	Payable for sale-buyback transactions includes $3 of deferred price drop on sale-buyback transactions.

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.000%	10/01/2043	$6,000	$(5,673)	$(5,866)
Fannie Mae	4.000%	10/01/2028	1,000	(1,052)	(1,061)
Fannie Mae	4.000%	10/01/2043	234,000	(244,406)	(245,444)
Fannie Mae	4.500%	10/01/2043	19,000	(19,956)	(20,300)
Ginnie Mae	3.000%	10/01/2043	31,000	(29,785)	(30,555)

Total Short Sales				$(300,872)	$(303,226)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of September 30, 2013:

(f)	Securities with an aggregate market value of $28,602 have been pledged as collateral under the terms of the following master agreements as of September 30, 2013.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BCY	$19,400	$0	$0	$0	$19,400	$(19,812)	$(412)
BOS	38,800	0	0	0	38,800	(39,585)	(785)
DEU	8,500	0	0	0	8,500	(8,972)	(472)
SSB	966	0	0	0	966	(986)	(20)

Master Securities Forward Transactions Agreement
BCY	0	0	0	(978)	(978)	(1,541)	(2,519)
BOA	0	0	0	0	0	(265)	(265)
BPG	0	0	(28,736)	0	(28,736)	28,602	(134)
DEU	0	0	0	0	0	(3,290)	(3,290)
FOB	0	0	0	(43,005)	(43,005)	(2,320)	(45,325)
GRE	0	0	0	(101,744)	(101,744)	(3,600)	(105,344)
GSC	0	0	0	(5,245)	(5,245)	(420)	(5,665)
JPS	0	0	0	(81,435)	(81,435)	(2,672)	(84,107)
MSC	0	0	0	0	0	(4,598)	(4,598)
SAL	0	0	0	(70,819)	(70,819)	(195)	(71,014)

Total Borrowings and Other Financing Transactions	$67,666	$0	$(28,736)	$(303,226)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	91

Schedule of Investments PIMCO StocksPLUS® AR Short Strategy Fund (Cont.)

(4)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2015	4,924	$473	$247	$0
90-Day Eurodollar December Futures	Long	12/2016	41	57	1	0
90-Day Eurodollar June Futures	Long	06/2015	7,227	2,734	452	0
90-Day Eurodollar June Futures	Long	06/2016	920	1,262	34	0
90-Day Eurodollar June Futures	Long	06/2017	40	54	1	0
90-Day Eurodollar March Futures	Long	03/2015	7,339	917	367	0
90-Day Eurodollar March Futures	Long	03/2016	2,921	2,637	146	0
90-Day Eurodollar March Futures	Long	03/2017	26	37	0	0
90-Day Eurodollar September Futures	Long	09/2014	436	89	5	(2)
90-Day Eurodollar September Futures	Long	09/2015	2,252	1,202	139	0
90-Day Eurodollar September Futures	Long	09/2016	50	70	1	0
E-mini S&P 500 Index December Futures	Short	12/2013	38,822	15,207	23,038	(2)
S&P 500 Index December Futures	Short	12/2013	423	720	1,280	0
U.S. Treasury 5-Year Note December Futures	Long	12/2013	2,825	5,723	199	0
U.S. Treasury 10-Year Note December Futures	Long	12/2013	897	1,782	42	0
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2015	86	(21)	4	(2)

Total Futures Contracts				$32,943	$25,956	$(6)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.IG-21 5-Year Index	1.000%	12/20/2018	$548,400	$5,049	$(555)	$0	$(281)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.000%	10/15/2017	$	44,600	$(495)	$(443)	$14	$0
Pay	3-Month USD-LIBOR	1.500%	03/18/2016		2,505,900	14,528	(3,021)	569	0
Pay	3-Month USD-LIBOR	3.000%	09/21/2017		69,600	454	341	8	0
Receive	3-Month USD-LIBOR	2.750%	06/19/2043		84,400	14,240	8,687	13	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		163,500	6,230	(5,587)	19	0

						$34,957	$(23)	$623	$0

Total Swap Agreements						$40,006	$(578)	$623	$(281)

92	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2013:

(h)	Securities with an aggregate market value of $133,760 and cash of $62,542 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2013. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$25,956	$623	$26,579	$0	$(6)	$(281)	$(287)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	10/2013		EUR	38,680	$		51,757	$0	$(572)
	12/2013			27,500			34,711	0	(2,500)

BPS	12/2013	$		2,188		MXN	28,562	0	(19)
	03/2014		EUR	31,557	$		41,591	0	(1,120)
	04/2014			100			126	0	(9)
	06/2014			100			126	0	(9)
	07/2014			100			127	0	(9)
	08/2014			100			127	0	(9)

BRC	10/2013	$		224,338		GBP	139,757	1,915	0
	11/2013		EUR	2,383	$		3,227	3	0
	11/2013		GBP	139,757			224,282	0	(1,912)
	12/2013	$		4,750		CAD	4,896	0	(7)

CBK	10/2013		EUR	1,858	$		2,481	0	(33)
	12/2013	$		1,922		CAD	1,986	3	0
	01/2014		MXN	382,435	$		28,867	0	(120)
	04/2014		EUR	600			760	0	(52)

DUB	10/2013	$		38,123		DKK	210,349	33	(2)
	10/2013			61,918		EUR	45,865	130	0
	11/2013		EUR	45,865	$		61,922	0	(132)
	12/2013		CAD	46,371			45,159	233	0
	04/2014		DKK	210,006			38,123	1	(37)

FBF	10/2013		EUR	12,356			16,206	0	(510)
	10/2013		GBP	139,757			216,687	0	(9,565)
	11/2013	$		19,600		BRL	45,508	773	0
	04/2014		EUR	31,200	$		42,134	0	(97)
	06/2014			800			1,014	0	(69)

GLM	12/2013		MXN	887,791			66,111	0	(1,308)
	12/2013	$		2,430		CAD	2,505	0	(3)
	01/2014		MXN	487,776	$		36,861	0	(111)
	02/2014		EUR	17,231			23,067	0	(254)
	03/2014			5,771			7,709	0	(102)

HUS	11/2013			52,809			71,318	0	(130)
	11/2013	$		3,040		EUR	2,251	6	0
	12/2013		MXN	136,015	$		10,443	106	0

JPM	10/2013	$		9,355		EUR	7,029	154	0
	11/2013			2,127		GBP	1,327	21	0
	12/2013		MXN	292,576	$		22,068	0	(147)

MSC	10/2013		BRL	41,803			17,312	0	(1,549)
	10/2013	$		18,435		BRL	41,803	426	0
	11/2013		BRL	41,803	$		18,306	0	(408)
	12/2013		MXN	484,571			36,014	0	(773)
	01/2014			272,481			20,864	211	0

RYL	11/2013		GBP	2,624			4,232	0	(15)
	02/2014		EUR	57,800			76,682	0	(1,545)
	03/2014			52,864			70,685	0	(866)

Total Forward Foreign Currency Contracts								$4,015	$(23,994)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	93

Schedule of Investments PIMCO StocksPLUS® AR Short Strategy Fund (Cont.)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014	EUR	32,600	$(61)	$(34)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		32,600	(73)	(40)

BRC	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014		7,900	(15)	(8)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		7,900	(17)	(10)

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.900%	10/18/2013	$	55,700	(242)	(27)

GLM	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014	EUR	7,900	(16)	(8)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		7,900	(16)	(10)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.900%	10/18/2013	$	44,000	(163)	(21)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.500%	10/28/2013		145,100	(400)	(980)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.400%	01/27/2014		546,900	(1,099)	(1,361)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	01/27/2014		546,900	(3,313)	(3,101)

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.900%	10/18/2013		397,900	(1,486)	(190)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.750%	11/27/2013		192,800	(1,707)	(937)

								$(8,608)	$(6,727)

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Call - OTC CDX.IG-20 5-Year Index	Buy	0.650%	12/18/2013	$15,600	$(12)	$(11)
	Put - OTC CDX.IG-20 5-Year Index	Sell	1.000%	12/18/2013	15,600	(38)	(14)

MYC	Put - OTC CDX.IG-20 5-Year Index	Sell	1.100%	12/18/2013	9,900	(19)	(6)

						$(69)	$(31)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC USD versus JPY	JPY	95.000	10/09/2013	$12,000	$(41)	$(6)

BPS	Put - OTC USD versus JPY		96.000	10/21/2013	10,700	(33)	(33)

						$(74)	$(39)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$13,900	$(117)	$(17)
	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	30,200	(271)	(37)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	3,700	(48)	(4)

DUB	Floor - OTC CPURNSA Index	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	6,200	(46)	(7)

						$(482)	$(65)

Total Written Options						$(9,233)	$(6,862)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2013:

	# of Contracts	Notional Amount in $		Notional Amount in EUR		Premiums
Balance at 03/31/2013	540	$	1,391,600	EUR	162,300	$(4,433)
Sales	1,154		3,511,300		0	(14,969)
Closing Buys	(270)		(1,045,500)		0	2,080
Expirations	(577)		(1,008,300)		(65,500)	4,476
Exercised	(847)		(802,000)		0	3,613

Balance at 09/30/2013	0	$	2,047,100	EUR	96,800	$(9,233)

94	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. TREASURY OBLIGATION ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2013 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	China Government International Bond	1.000%	06/20/2015	0.268%	$ 900	$15	$(3)	$12	$0
	Citigroup, Inc.	1.000%	09/20/2016	0.614%	5,300	64	(2)	62	0
	General Electric Capital Corp.	1.000%	12/20/2015	0.417%	3,000	(60)	99	39	0
	MetLife, Inc.	1.000%	12/20/2015	0.400%	4,200	(203)	261	58	0
	Mexico Government International Bond	1.000%	09/20/2015	0.620%	300	(4)	7	3	0
	Prudential Financial, Inc.	1.000%	12/20/2015	0.414%	2,200	(64)	94	30	0

BRC	Berkshire Hathaway Finance Corp.	1.000%	12/20/2013	0.091%	400	2	(1)	1	0
	Brazil Government International Bond	1.000%	06/20/2015	0.930%	500	(7)	8	1	0
	General Electric Capital Corp.	1.000%	09/20/2016	0.533%	5,300	59	16	75	0
	Mexico Government International Bond	1.000%	03/20/2015	0.549%	800	(18)	24	6	0

CBK	Brazil Government International Bond	1.000%	09/20/2015	0.985%	1,000	(16)	16	0	0
	China Government International Bond	1.000%	06/20/2015	0.268%	200	3	(1)	2	0
	General Electric Capital Corp.	5.000%	09/20/2014	0.257%	3,900	139	49	188	0
	JPMorgan Chase & Co.	1.000%	06/20/2014	0.223%	4,600	43	(15)	28	0
	MetLife, Inc.	1.000%	12/20/2015	0.400%	2,300	(84)	115	31	0
	Mexico Government International Bond	1.000%	03/20/2015	0.549%	500	(12)	15	3	0
	Mexico Government International Bond	1.000%	09/20/2015	0.620%	700	(11)	16	5	0

DUB	Bank of America Corp.	1.000%	09/20/2014	0.317%	1,800	14	(1)	13	0
	Berkshire Hathaway, Inc.	1.000%	09/20/2016	0.440%	1,600	25	2	27	0
	Brazil Government International Bond	1.000%	06/20/2015	0.930%	1,500	(15)	17	2	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.398%	3,000	37	0	37	0
	Indonesia Government International Bond	1.000%	06/20/2017	1.955%	700	(21)	(3)	0	(24)
	JPMorgan Chase & Co.	1.000%	09/20/2016	0.560%	5,300	69	2	71	0

FBF	Brazil Government International Bond	1.000%	06/20/2015	0.930%	300	(8)	8	0	0
	Vodafone Group PLC	1.000%	03/20/2016	0.292%	3,200	46	11	57	0

GST	Brazil Government International Bond	1.000%	06/20/2015	0.930%	500	(7)	7	0	0
	MetLife, Inc.	1.000%	09/20/2015	0.368%	3,700	(238)	286	48	0

HUS	Brazil Government International Bond	1.000%	06/20/2015	0.930%	400	(11)	11	0	0
	Brazil Government International Bond	1.000%	09/20/2015	0.985%	1,100	(11)	12	1	0
	Brazil Government International Bond	1.000%	12/20/2015	1.027%	16,300	(92)	88	0	(4)
	U.S. Treasury Notes	0.250%	06/20/2017	0.330%	EUR 2,100	(4)	(4)	0	(8)

JPM	Brazil Government International Bond	1.000%	06/20/2015	0.930%	$ 1,700	(19)	21	2	0
	Brazil Government International Bond	1.000%	09/20/2015	0.985%	13,000	(177)	185	8	0
	MetLife, Inc.	1.000%	09/20/2015	0.368%	5,800	(344)	418	74	0

MYC	Brazil Government International Bond	1.000%	06/20/2015	0.930%	500	(5)	6	1	0
	Brazil Government International Bond	1.950%	08/20/2016	1.243%	500	0	11	11	0

RYL	China Government International Bond	1.000%	06/20/2015	0.268%	400	7	(2)	5	0

SOG	United Kingdom Gilt	1.000%	03/20/2015	0.076%	1,900	4	23	27	0

UAG	Brazil Government International Bond	1.000%	09/20/2015	0.985%	500	(5)	5	0	0
	Indonesia Government International Bond	1.000%	06/20/2017	1.955%	900	(28)	(3)	0	(31)

						$(937)	$1,798	$928	$(67)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	95

Schedule of Investments PIMCO StocksPLUS® AR Short Strategy Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
							Asset	Liability
BRC	CDX.EM-13 5-Year Index	5.000%	06/20/2015	$ 5,200	$644	$(477)	$167	$0

CBK	MCDX-20 5-Year Index	1.000%	06/20/2018	5,000	(78)	12	0	(66)

DUB	CDX.EM-13 5-Year Index	5.000%	06/20/2015	3,500	421	(308)	113	0

GST	CDX.IG-9 10-Year Index 30-100%	0.548%	12/20/2017	289	0	5	5	0

HUS	CDX.EM-13 5-Year Index	5.000%	06/20/2015	6,100	718	(522)	196	0

JPM	CDX.EM-13 5-Year Index	5.000%	06/20/2015	700	80	(57)	23	0
	CDX.IG-9 10-Year Index 30-100%	0.553%	12/20/2017	579	0	10	10	0

MYC	CDX.EM-13 5-Year Index	5.000%	06/20/2015	2,600	300	(217)	83	0

					$2,085	$(1,554)	$597	$(66)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	8.860%	01/02/2017	BRL	7,500	$6	$(147)	$0	$(141)
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MXN	13,000	1	20	21	0
	Pay	28-Day MXN-TIIE	5.500%	09/02/2022		100	0	(1)	0	(1)

BPS	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		100	0	0	0	(0)

BRC	Pay	28-Day MXN-TIIE	5.600%	09/06/2016		2,200	1	4	5	0
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		305,000	47	25	72	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		50,000	(24)	107	83	0
	Pay	28-Day MXN-TIIE	6.000%	09/02/2022		19,000	(10)	(34)	0	(44)
	Pay	28-Day MXN-TIIE	6.000%	06/05/2023		100	0	0	0	(0)

DUB	Pay	1-Year BRL-CDI	9.130%	01/02/2017	BRL	5,000	18	(112)	0	(94)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023	MXN	100	0	0	0	(0)

GLM	Pay	1-Year BRL-CDI	9.095%	01/02/2017	BRL	4,000	0	(78)	0	(78)
	Pay	28-Day MXN-TIIE	5.500%	09/02/2022	MXN	9,000	(3)	(42)	0	(45)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		100	0	0	0	(0)

HUS	Pay	1-Year BRL-CDI	8.950%	01/02/2017	BRL	7,600	0	(157)	0	(157)
	Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MXN	4,200	2	8	10	0
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		3,000	(2)	3	1	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		19,000	(7)	39	32	0
	Pay	28-Day MXN-TIIE	5.000%	06/11/2018		18,000	(29)	16	0	(13)
	Pay	28-Day MXN-TIIE	5.500%	09/02/2022		6,800	(13)	(21)	0	(34)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		200	0	(1)	0	(1)

JPM	Pay	28-Day MXN-TIIE	6.000%	06/05/2023		300	(1)	0	0	(1)

MYC	Pay	1-Year BRL-CDI	9.140%	01/02/2017	BRL	4,000	13	(89)	0	(76)
	Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MXN	6,400	1	14	15	0
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		355,000	55	29	84	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		15,000	(9)	34	25	0
	Pay	28-Day MXN-TIIE	5.000%	06/11/2018		12,000	(19)	11	0	(8)
	Pay	28-Day MXN-TIIE	5.500%	09/02/2022		3,700	(9)	(10)	0	(19)
	Pay	28-Day MXN-TIIE	6.000%	09/02/2022		298,000	(99)	(583)	0	(682)

UAG	Pay	1-Year BRL-CDI	8.900%	01/02/2017	BRL	8,400	4	(179)	0	(175)

							$(77)	$(1,144)	$348	$(1,569)

96	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive	Underlying Reference	# of Units	Financing Rate	Notional Amount	Maturity Date			Swap Agreements, at Value
									Asset	Liability
BRC	Pay	S&P 500 Total Return Index	514,440	3-Month USD-LIBOR plus a specified spread	$ 1,497,689	07/15/2014			$0	$(45,340)

JPM	Pay	S&P 500 Total Return Index	811,834	3-Month USD-LIBOR plus a specified spread	2,332,128	07/15/2014			0	(102,923)

									$0	$(148,263)

Total Swap Agreements							$1,071	$(149,163)	$1,873	$(149,965)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2013:

(j)	Securities with an aggregate market value of $196,302 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures (5)
BOA	$0	$0	$225	$225	$(3,072)	$(105)	$(142)	$(3,319)	$(3,094)	$3,150	$56
BPS	0	0	0	0	(1,175)	(33)	0	(1,208)	(1,208)	1,190	(18)
BRC	1,918	0	410	2,328	(1,919)	(18)	(45,384)	(47,321)	(44,993)	54,083	9,090
CBK	3	0	257	260	(205)	(58)	(66)	(329)	(69)	(208)	(277)
DUB	397	0	263	660	(171)	(34)	(118)	(323)	337	(270)	67
FBF	773	0	57	830	(10,241)	0	0	(10,241)	(9,411)	8,881	(530)
GLM	0	0	0	0	(1,778)	(5,481)	(123)	(7,382)	(7,382)	4,903	(2,479)
GST	0	0	53	53	0	0	0	0	53	(60)	(7)
HUS	112	0	240	352	(130)	0	(217)	(347)	5	(80)	(75)
JPM	175	0	117	292	(147)	0	(102,924)	(103,071)	(102,779)	117,607	14,828
MSC	637	0	0	637	(2,730)	0	0	(2,730)	(2,093)	677	(1,416)
MYC	0	0	219	219	0	(1,133)	(785)	(1,918)	(1,699)	(1,062)	(2,761)
RYL	0	0	5	5	(2,426)	0	0	(2,426)	(2,421)	2,536	115
SOG	0	0	27	27	0	0	0	0	27	0	27
UAG	0	0	0	0	0	0	(206)	(206)	(206)	338	132

Total Over the Counter	$4,015	$0	$1,873	$5,888	$(23,994)	$(6,862)	$(149,965)	$(180,821)

(5)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	97

Schedule of Investments PIMCO StocksPLUS® AR Short Strategy Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$24,318	$0	$1,638	$25,956
Swap Agreements	0	0	0	0	623	623

	$0	$0	$24,318	$0	$2,261	$26,579

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,015	$0	$4,015
Swap Agreements	0	1,525	0	0	348	1,873

	$0	$1,525	$0	$4,015	$348	$5,888

	$0	$1,525	$24,318	$4,015	$2,609	$32,467

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$2	$0	$4	$6
Swap Agreements	0	281	0	0	0	281

	$0	$281	$2	$0	$4	$287

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$23,994	$0	$23,994
Written Options	0	31	0	39	6,792	6,862
Swap Agreements	0	133	148,263	0	1,569	149,965

	$0	$164	$148,263	$24,033	$8,361	$180,821

	$0	$445	$148,265	$24,033	$8,365	$181,108

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(165)	$0	$0	$(165)
Written Options	0	0	0	0	279	279
Futures	0	0	(581,905)	0	(2,066)	(583,971)
Swap Agreements	0	1,677	0	0	(17,967)	(16,290)

	$0	$1,677	$(582,070)	$0	$(19,754)	$(600,147)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,727	$0	$2,727
Written Options	0	0	0	862	2,881	3,743
Swap Agreements	0	1,721	0	0	3,628	5,349

	$0	$1,721	$0	$3,589	$6,509	$11,819

	$0	$3,398	$(582,070)	$3,589	$(13,245)	$(588,328)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$90	$0	$0	$90
Written Options	0	0	0	0	(83)	(83)
Futures	0	0	111,300	0	15,667	126,967
Swap Agreements	0	(554)	0	0	(420)	(974)

	$0	$(554)	$111,390	$0	$15,164	$126,000

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(18,341)	$0	$(18,341)
Written Options	0	38	0	(95)	203	146
Swap Agreements	0	(1,408)	(148,263)	0	(2,768)	(152,439)

	$0	$(1,370)	$(148,263)	$(18,436)	$(2,565)	$(170,634)

	$0	$(1,924)	$(36,873)	$(18,436)	$12,599	$(44,634)

98	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$1,127,301	$1,916	$1,129,217
Industrials	0	176,128	1,285	177,413
Utilities	0	122,562	0	122,562
Municipal Bonds & Notes
Alabama	0	16,487	0	16,487
California	0	75,193	0	75,193
Illinois	0	1,950	0	1,950
Iowa	0	57	0	57
Louisiana	0	5,909	0	5,909
Nevada	0	4,045	0	4,045
New Jersey	0	1,518	0	1,518
New York	0	44,064	0	44,064
Ohio	0	4,934	0	4,934
Tennessee	0	112	0	112
Texas	0	1,077	0	1,077
Virginia	0	5,554	0	5,554
Washington	0	4,001	0	4,001
West Virginia	0	213	0	213
U.S. Government Agencies	0	1,763,908	0	1,763,908
U.S. Treasury Obligations	0	717,927	0	717,927
Mortgage-Backed Securities	0	402,023	0	402,023
Asset-Backed Securities	0	167,365	0	167,365
Sovereign Issues	0	134,078	0	134,078
Convertible Preferred Securities
Banking & Finance	10,863	0	0	10,863
Industrials	0	0	0	0
Preferred Securities
Banking & Finance	28,585	1,322	602	30,509
Utilities	20,573	0	0	20,573
Short-Term Instruments
Certificates of Deposit	0	19,286	0	19,286
Commercial Paper	0	275,720	0	275,720

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Repurchase Agreements	$0	$67,666	$0	$67,666
Short-Term Notes	0	14,900	0	14,900
Italy Treasury Bills	0	202,429	0	202,429
Mexico Treasury Bills	0	132,021	0	132,021
Spain Treasury Bills	0	154,368	0	154,368
U.S. Treasury Bills	0	15,421	0	15,421
	$60,021	$5,659,539	$3,803	$5,723,363

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$2,364,665	$0	$0	$2,364,665

Total Investments	$2,424,686	$5,659,539	$3,803	$8,088,028

Short Sales, at Value
U.S. Government Agencies	$0	$(303,226)	$0	$(303,226)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	25,956	623	0	26,579
Over the counter	0	5,888	0	5,888
	$25,956	$6,511	$0	$32,467

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(6)	(281)	0	(287)
Over the counter	0	(180,756)	(65)	(180,821)
	$(6)	$(181,037)	$(65)	$(181,108)

Totals	$2,450,636	$5,181,787	$3,738	$7,636,161

There were no transfers between Level 1 and 2 during the period ended September 30, 2013.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2013:

Category and Subcategory	Beginning Balance at 03/31/2013	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2013 (2)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$21,202	$0	$(18,835)	$(11)	$(354)	$(86)	$0	$0	$1,916	$3
Industrials	0	1,328	(38)	(2)	(2)	(1)	0	0	1,285	(1)
Asset-Backed Securities	3,839	0	(2,180)	0	0	1	0	(1,660)	0	0
Convertible Preferred Securities
Industrials	0	0	0	0	0	0	0	0	0	0
Preferred Securities
Banking & Finance	618	0	0	0	0	(16)	0	0	602	(16)

	$25,659	$1,328	$(21,053)	$(13)	$(356)	$(102)	$0	$(1,660)	$3,803	$(14)

Financial Derivative Instruments - Liabilities
Over the counter	$(95)	$0	$0	$0	$0	$30	$0	$0	$(65)	$30

Totals	$25,564	$1,328	$(21,053)	$(13)	$(356)	$(72)	$0	$(1,660)	$3,738	$16

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	99

Schedule of Investments PIMCO StocksPLUS® AR Short Strategy Fund (Cont.)

September 30, 2013 (Unaudited)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$1,915	Benchmark Pricing	Base Price	100.88
	1	Third Party Vendor	Broker Quote	97.58
Industrials	1,285	Third Party Vendor	Broker Quote	104.00
Convertible Preferred Securities
Industrials	0	Other Valuation Techniques (3)	—	—
Preferred Securities
Banking & Finance	602	Benchmark Pricing	Base Price	$7,066.86

Financial Derivative Instruments - Liabilities
Over the counter	(65)	Indicative Market Quotation	Broker Quote	0.11-0.12

Total	$3,738

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

100	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund

September 30, 2013 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 92.2%

BANK LOAN OBLIGATIONS 0.6%
H.J. Heinz Co.
3.500% due 06/05/2020		$2,993	$3,008

Total Bank Loan Obligations (Cost $2,985)			3,008

CORPORATE BONDS & NOTES 43.6%

BANKING & FINANCE 12.6%
Aviation Loan Trust
2.364% due 12/15/2022		1,431	1,324
Banco do Brasil S.A.
4.500% due 01/20/2016	EUR	1,000	1,411
6.000% due 01/22/2020		$1,300	1,384
Bank of America Corp.
7.625% due 06/01/2019		1,200	1,474
Barclays Bank PLC
10.179% due 06/12/2021		740	962
Bear Stearns Cos. LLC
6.400% due 10/02/2017		600	701
7.250% due 02/01/2018		700	839
BNP Paribas S.A.
5.186% due 06/29/2015 (a)(c)		700	711
Carlyle Holdings Finance LLC
5.625% due 03/30/2043		1,100	1,026
Citigroup, Inc.
5.875% due 05/29/2037		1,882	2,065
6.125% due 08/25/2036		400	404
6.625% due 06/15/2032		600	647
Fidelity National Financial, Inc.
5.500% due 09/01/2022		2,800	2,958
FMR LLC
4.950% due 02/01/2033		2,000	1,959
General Electric Capital Corp.
6.750% due 03/15/2032		2,900	3,468
6.875% due 01/10/2039		300	369
Goldman Sachs Group, Inc.
6.250% due 02/01/2041		800	899
7.500% due 02/15/2019		3,600	4,356
HBOS Capital Funding LP
6.071% due 06/30/2014 (a)		600	590
HBOS PLC
6.750% due 05/21/2018		1,900	2,121
HSBC Bank USA N.A.
7.000% due 01/15/2039		550	662
HSBC Holdings PLC
5.100% due 04/05/2021		1,900	2,097
HSBC USA Capital Trust
7.808% due 12/15/2026		350	357
ING Bank NV
1.658% due 06/09/2014		2,600	2,622
Merrill Lynch & Co., Inc.
6.110% due 01/29/2037		200	207
6.875% due 04/25/2018		1,000	1,180
Morgan Stanley
6.375% due 07/24/2042		1,900	2,157
New York Life Insurance Co.
6.750% due 11/15/2039		1,200	1,490
Pacific Life Insurance Co.
9.250% due 06/15/2039		1,200	1,629
Rabobank Capital Funding Trust
5.260% due 12/31/2013 (a)		2,400	2,424
Royal Bank of Scotland Group PLC
7.648% due 09/30/2031 (a)		1,900	1,966
SAFG Retirement Services, Inc.
5.600% due 07/31/2097		1,900	1,916

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sallie Mae, Inc.
0.000% due 10/03/2022	$655	$500
Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022	1,000	1,050
SLM Corp.
5.625% due 08/01/2033	1,000	785
Wachovia Bank N.A.
5.850% due 02/01/2037	750	840
6.600% due 01/15/2038	2,400	2,910
Weyerhaeuser Co.
7.375% due 03/15/2032	3,200	3,908

		58,368

INDUSTRIALS 21.0%
Altria Group, Inc.
9.250% due 08/06/2019	135	179
9.950% due 11/10/2038	2,900	4,341
America Movil S.A.B. de C.V.
3.125% due 07/16/2022	900	831
Amgen, Inc.
4.950% due 10/01/2041	3,114	2,922
6.900% due 06/01/2038	1,600	1,911
Anadarko Petroleum Corp.
7.950% due 06/15/2039	1,800	2,437
Anheuser-Busch Cos. LLC
6.450% due 09/01/2037	900	1,106
Barrick International Barbados Corp.
6.350% due 10/15/2036	600	522
Barrick North America Finance LLC
5.700% due 05/30/2041	2,000	1,686
Boston Scientific Corp.
7.375% due 01/15/2040	2,000	2,473
Burlington Northern Santa Fe LLC
4.450% due 03/15/2043	400	365
Cameron International Corp.
5.950% due 06/01/2041	1,300	1,459
Cliffs Natural Resources, Inc.
6.250% due 10/01/2040	650	545
Comcast Corp.
6.400% due 05/15/2038	50	60
6.500% due 11/15/2035	200	241
6.950% due 08/15/2037	700	883
7.050% due 03/15/2033	600	743
COX Communications, Inc.
8.375% due 03/01/2039	3,100	3,687
CVS Pass-Through Trust
7.507% due 01/10/2032	2,126	2,572
Deutsche Telekom International Finance BV
8.750% due 06/15/2030	2,600	3,611
Devon Energy Corp.
4.750% due 05/15/2042	2,900	2,655
Devon Financing Corp. LLC
7.875% due 09/30/2031	400	516
Discovery Communications LLC
4.950% due 05/15/2042	1,700	1,578
Dow Chemical Co.
9.400% due 05/15/2039	100	146
Encana Corp.
6.500% due 08/15/2034	2,000	2,176
Energy Transfer Partners LP
6.625% due 10/15/2036	500	533
7.500% due 07/01/2038	400	463
Enterprise Products Operating LLC
4.450% due 02/15/2043	2,800	2,486
4.850% due 03/15/2044	600	561
5.750% due 03/01/2035	200	213

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ford Motor Co.
4.750% due 01/15/2043	$1,100	$985
7.450% due 07/16/2031	2,200	2,692
Freeport-McMoRan Copper & Gold, Inc.
5.450% due 03/15/2043	500	450
Gerdau Holdings, Inc.
7.000% due 01/20/2020	700	749
Kraft Foods Group, Inc.
6.500% due 02/09/2040	800	943
Mondelez International, Inc.
7.000% due 08/11/2037	900	1,099
NBCUniversal Media LLC
6.400% due 04/30/2040	1,100	1,305
Newcrest Finance Pty. Ltd.
5.750% due 11/15/2041	3,300	2,474
Newmont Mining Corp.
6.250% due 10/01/2039	1,600	1,485
Petrobras International Finance Co.
6.875% due 01/20/2040	1,600	1,588
7.875% due 03/15/2019	1,700	1,966
Pfizer, Inc.
7.200% due 03/15/2039	670	911
Philip Morris International, Inc.
3.875% due 08/21/2042	1,200	1,021
6.375% due 05/16/2038	700	835
Pride International, Inc.
7.875% due 08/15/2040	200	271
QVC, Inc.
5.950% due 03/15/2043	2,100	1,827
Rockies Express Pipeline LLC
6.875% due 04/15/2040	1,200	900
Russian Railways via RZD Capital PLC
5.739% due 04/03/2017	1,000	1,070
SES S.A.
5.300% due 04/04/2043	1,800	1,713
Suncor Energy, Inc.
6.500% due 06/15/2038	200	234
6.850% due 06/01/2039	800	972
Teck Resources Ltd.
6.000% due 08/15/2040	1,300	1,212
Tennessee Gas Pipeline Co. LLC
7.625% due 04/01/2037	100	130
8.375% due 06/15/2032	2,400	3,170
Teva Pharmaceutical Finance Co. LLC
6.150% due 02/01/2036	600	695
Thermo Fisher Scientific, Inc.
3.150% due 01/15/2023	1,800	1,671
Time Warner Cable, Inc.
6.550% due 05/01/2037	2,000	1,845
Time Warner, Inc.
6.250% due 03/29/2041	100	110
6.500% due 11/15/2036	2,469	2,756
TransCanada PipeLines Ltd.
6.200% due 10/15/2037	100	116
7.250% due 08/15/2038	300	386
Transocean, Inc.
7.500% due 04/15/2031	1,000	1,127
Union Pacific Railroad Co. Pass-Through Trust
5.404% due 07/02/2025	778	873
UnitedHealth Group, Inc.
6.625% due 11/15/2037	1,300	1,594
Vale Overseas Ltd.
6.250% due 01/23/2017	200	225
6.875% due 11/10/2039	2,800	2,849
Vessel Management Services, Inc.
3.432% due 08/15/2036	2,300	2,269

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	101

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wal-Mart Stores, Inc.
5.000% due 10/25/2040	$1,100	$1,139
6.200% due 04/15/2038	900	1,082
WellPoint, Inc.
4.650% due 01/15/2043	1,600	1,473
Whirlpool Corp.
5.150% due 03/01/2043	2,000	1,924
Williams Cos., Inc.
7.500% due 01/15/2031	1,361	1,509
8.750% due 03/15/2032	137	167

		97,713

UTILITIES 10.0%
Anadarko Finance Co.
7.500% due 05/01/2031	900	1,125
Appalachian Power Co.
6.700% due 08/15/2037	1,400	1,637
7.000% due 04/01/2038	100	121
AT&T, Inc.
4.350% due 06/15/2045	210	174
5.350% due 09/01/2040	3,618	3,523
6.550% due 02/15/2039	600	669
British Telecommunications PLC
9.625% due 12/15/2030	600	891
Bruce Mansfield Unit
6.850% due 06/01/2034	1,480	1,565
CMS Energy Corp.
4.700% due 03/31/2043	2,500	2,324
Consolidated Edison Co. of New York, Inc.
6.750% due 04/01/2038	400	513
Duke Energy Carolinas LLC
6.450% due 10/15/2032	700	844
Electricite de France S.A.
6.950% due 01/26/2039	800	974
Entergy Arkansas, Inc.
5.660% due 02/01/2025	1,500	1,577
FirstEnergy Corp.
7.375% due 11/15/2031	400	405
Gazprom OAO Via Gaz Capital S.A.
6.510% due 03/07/2022	1,000	1,075
Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014	1,100	1,147
Indiana Michigan Power Co.
6.050% due 03/15/2037	500	551
Majapahit Holding BV
7.750% due 01/20/2020	900	992
MidAmerican Energy Holdings Co.
5.950% due 05/15/2037	400	445
6.500% due 09/15/2037	1,600	1,896
NGPL PipeCo LLC
7.768% due 12/15/2037	1,700	1,411
Ohio Edison Co.
6.875% due 07/15/2036	1,100	1,294
Pacific Gas & Electric Co.
5.400% due 01/15/2040	200	207
6.050% due 03/01/2034	400	446
PacifiCorp
6.000% due 01/15/2039	1,300	1,549
Plains All American Pipeline LP
5.150% due 06/01/2042	1,700	1,701
6.650% due 01/15/2037	100	118
Progress Energy, Inc.
7.750% due 03/01/2031	400	514
Shell International Finance BV
3.625% due 08/21/2042	1,100	965

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sierra Pacific Power Co.
6.750% due 07/01/2037	$1,000	$1,258
Southern California Edison Co.
5.625% due 02/01/2036	200	227
6.000% due 01/15/2034	300	357
Verizon Communications, Inc.
6.400% due 09/15/2033	3,600	4,009
6.550% due 09/15/2043	6,000	6,797
Virginia Electric and Power Co.
8.875% due 11/15/2038	1,000	1,553
Vodafone Group PLC
6.150% due 02/27/2037	1,700	1,864

		46,718

Total Corporate Bonds & Notes (Cost $198,388)		202,799

MUNICIPAL BONDS & NOTES 6.1%

CALIFORNIA 2.7%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	1,300	1,595
California State General Obligation Bonds, (BABs), Series 2009
7.350% due 11/01/2039	400	506
7.500% due 04/01/2034	600	762
7.550% due 04/01/2039	2,500	3,256
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.300% due 06/01/2037	170	128
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	1,600	1,851
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	100	123
Los Angeles Unified School District, California General Obligation Bonds, (NPFGC Insured), Series 2007
4.500% due 01/01/2028	100	104
San Diego County, California Water Authority Revenue Bonds, (BABs), Series 2010
6.138% due 05/01/2049	1,900	2,195
University of California Revenue Bonds, (BABs), Series 2010
6.548% due 05/15/2048	1,600	1,878

		12,398

GEORGIA 0.2%
Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	700	713

MICHIGAN 0.2%
Michigan State University Revenue Bonds, (BABs), Series 2010
6.173% due 02/15/2050	1,000	1,063

NEVADA 0.3%
Las Vegas Valley Water District, Nevada General Obligation Bonds, (BABs), Series 2009
7.013% due 06/01/2039	1,200	1,308
7.100% due 06/01/2039	200	218

		1,526

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW JERSEY 0.1%
New Jersey Transportation Trust Fund Authority Revenue Bonds, (BABs), Series 2009
6.875% due 12/15/2039	$500	$541

NEW YORK 0.9%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.814% due 11/15/2040	1,400	1,669
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
5.508% due 08/01/2037	1,000	1,100
New York City, New York Water & Sewer System Revenue Bonds, (BABs), Series 2009
5.750% due 06/15/2041	1,200	1,354

		4,123

NORTH CAROLINA 0.1%
North Carolina Turnpike Authority Revenue Bonds, (BABs), Series 2009
6.700% due 01/01/2039	300	326

OHIO 0.5%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
7.834% due 02/15/2041	1,700	2,132
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	100	75

		2,207

TEXAS 0.8%
Cypress-Fairbanks Independent School District, Texas General Obligation Bonds, (BABs), Series 2009
6.629% due 02/15/2038	1,500	1,694
Dallas Area Rapid Transit, Texas Revenue Bonds, (BABs), Series 2009
6.249% due 12/01/2034	600	655
San Antonio, Texas City Public Service Board Revenue Bonds, (BABs), Series 2010
5.808% due 02/01/2041	1,300	1,459

		3,808

UTAH 0.3%
Utah Transit Authority Revenue Bonds, (BABs), Series 2009
5.937% due 06/15/2039	1,300	1,499

WASHINGTON 0.0%
King County, Washington General Obligation Bonds, Series 2008
4.750% due 01/01/2034	200	206

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	95	75

Total Municipal Bonds & Notes (Cost $27,652)		28,485

U.S. GOVERNMENT AGENCIES 13.6%
Fannie Mae
0.000% due 06/01/2017 - 11/15/2030	13,100	7,487

102	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 05/15/2030 (e)	$9,300	$4,692
0.379% due 10/27/2037	400	400
3.980% due 07/01/2021	2,500	2,626
5.625% due 04/17/2028	100	118
6.000% due 04/18/2036	900	994
6.250% due 05/15/2029	2,200	2,823
Financing Corp.
0.000% due 12/27/2018	5,200	4,770
8.600% due 09/26/2019	1,470	1,992
Freddie Mac
5.000% due 04/15/2038	300	328
6.250% due 07/15/2032	500	653
6.750% due 03/15/2031	2,800	3,806
Ginnie Mae
5.500% due 10/20/2037	411	476
Israel Government AID Bond
5.500% due 09/18/2023 - 09/18/2033	8,400	10,004
Residual Funding Corp. Strips
0.000% due 10/15/2020 - 01/15/2030	12,300	8,254
Resolution Funding Corp. Strips
0.000% due 01/15/2030 - 04/15/2030	2,300	1,217
Small Business Administration
5.290% due 12/01/2027	344	378
Tennessee Valley Authority
4.625% due 09/15/2060	1,300	1,238
4.875% due 01/15/2048	1,900	1,919
5.250% due 09/15/2039	900	985
5.375% due 04/01/2056	1,200	1,298
5.880% due 04/01/2036	3,000	3,599
Tennessee Valley Authority Strips
0.000% due 01/15/2038	9,914	3,103

Total U.S. Government Agencies (Cost $60,296)		63,160

U.S. TREASURY OBLIGATIONS 20.4%
U.S. Treasury Bonds
3.125% due 02/15/2042 (e)	12,200	10,983
4.250% due 11/15/2040 (c)(e)(g)	29,500	32,687
4.375% due 05/15/2040 (e)	1,000	1,131
4.500% due 08/15/2039	1,400	1,616
4.750% due 02/15/2041 (e)	200	240
5.000% due 05/15/2037	1,000	1,235
U.S. Treasury Notes
1.500% due 08/31/2018	16,400	16,514
U.S. Treasury Strips
0.000% due 08/15/2028	1,400	845
0.000% due 11/15/2028	300	179
0.000% due 02/15/2031	4,300	2,321
0.000% due 05/15/2032	1,100	554
0.000% due 11/15/2032	7,400	3,643
0.000% due 08/15/2033	2,500	1,191
0.000% due 11/15/2033	500	235

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 05/15/2034		$600	$276
0.000% due 11/15/2034		200	90
0.000% due 05/15/2037		200	81
0.000% due 11/15/2039		1,700	622
0.000% due 05/15/2040		4,850	1,733
0.000% due 08/15/2040		18,800	6,639
0.000% due 11/15/2040 (e)		25,200	8,797
0.000% due 02/15/2041		2,600	899
0.000% due 02/15/2043		6,800	2,142

Total U.S. Treasury Obligations (Cost $100,798)			94,653

MORTGAGE-BACKED SECURITIES 2.5%
1345 Avenue of the Americas & Park Avenue Plaza Trust
5.278% due 08/10/2035		1,200	1,346
Banc of America Commercial Mortgage Trust
5.857% due 06/10/2049		34	34
Banc of America Large Loan Trust
2.482% due 11/15/2015		884	885
Citigroup Mortgage Loan Trust, Inc.
2.829% due 03/25/2034		231	231
DBUBS Mortgage Trust
1.532% due 07/12/2044		2,010	2,044
Greenwich Capital Commercial Funding Corp.
5.224% due 04/10/2037		1,900	2,021
5.444% due 03/10/2039		300	332
IndyMac Mortgage Loan Trust
0.359% due 07/25/2047		229	148
JPMorgan Chase Commercial Mortgage Securities Trust
4.106% due 07/15/2046		1,200	1,289
LB-UBS Commercial Mortgage Trust
5.866% due 09/15/2045		1,444	1,619
Structured Asset Mortgage Investments Trust
0.369% due 07/25/2046		104	77
0.399% due 05/25/2036		192	121
Wells Fargo Commercial Mortgage Trust
4.393% due 11/15/2043		1,300	1,392

Total Mortgage-Backed Securities (Cost $11,153)			11,539

ASSET-BACKED SECURITIES 0.1%
Aircraft Certificate Owner Trust
6.455% due 09/20/2022		92	93
SLM Student Loan Trust
1.766% due 04/25/2023		352	362

Total Asset-Backed Securities (Cost $438)			455

SOVEREIGN ISSUES 4.9%
Banco Nacional de Desenvolvimento Economico e Social
5.500% due 07/12/2020		1,600	1,648
6.500% due 06/10/2019		800	870
Canada Housing Trust
2.650% due 03/15/2022	CAD	1,000	957

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Colombia Government International Bond
6.125% due 01/18/2041		$1,200	$1,317
Hydro-Quebec
6.500% due 02/15/2035	CAD	6,400	8,240
Mexico Government International Bond
5.950% due 03/19/2019		$2,800	3,248
6.050% due 01/11/2040		1,200	1,318
Province of Ontario
5.600% due 06/02/2035	CAD	3,200	3,795
Qatar Government International Bond
6.400% due 01/20/2040		$1,300	1,521

Total Sovereign Issues (Cost $23,830)			22,914

		SHARES
COMMON STOCKS 0.0%

FINANCIALS 0.0%
American International Group, Inc.		463	23

Total Common Stocks (Cost $13)			23

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (b) 0.4%
			2,068

Total Short-Term Instruments (Cost $2,068)			2,068

Total Investments in Securities (Cost $427,621)			429,104

		SHARES
INVESTMENTS IN AFFILIATES 10.0%

SHORT-TERM INSTRUMENTS 10.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 10.0%
PIMCO Short-Term Floating NAV Portfolio		4,640,067	46,433

Total Short-Term Instruments (Cost $46,429)			46,433

Total Investments in Affiliates (Cost $46,429)			46,433

Total Investments 102.2% (Cost $474,050)			$475,537

Financial Derivative Instruments (d)(f) (0.7%) (Cost or Premiums, net $(118))			(3,215)

Other Assets and Liabilities, net (1.5%)			(7,117)

Net Assets 100.0%			$465,205

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Perpetual maturity, date shown represents next contractual call date.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	103

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOS	0.080%	09/30/2013	10/01/2013	$1,800	U.S. Treasury Notes 0.250% due 09/30/2015	$(1,836)	$1,800	$1,800
SSB	0.000%	09/30/2013	10/01/2013	268	Fannie Mae 2.200% due 10/17/2022	(277)	268	268

Total Repurchase Agreements						$(2,113)	$2,068	$2,068

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BCY	(1.250%)	05/16/2013	05/15/2015	$(689)	$(686)
BSN	0.090%	10/01/2013	10/18/2013	(2,248)	(2,247)
	0.100%	09/04/2013	10/04/2013	(2,426)	(2,426)
	0.110%	09/25/2013	10/03/2013	(3,041)	(3,041)
JPS	0.080%	09/05/2013	10/04/2013	(330)	(330)

Total Reverse Repurchase Agreements					$(8,730)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.120%	09/27/2013	10/09/2013	$(5,961)	$(5,966)
GSC	0.130%	09/17/2013	10/08/2013	(1,420)	(1,421)

Total Sale-Buyback Transactions					$(7,387)

(2)	The average amount of borrowings while outstanding during the period ended September 30, 2013 was $21,387 at a weighted average interest rate of 0.037%.
(3)	Payable for sale-buyback transactions includes $6 of deferred price drop on sale-buyback transactions.

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	6.000%	10/01/2043	$1,000	$(1,093)	$(1,094)

Total Short Sales				$(1,093)	$(1,094)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of September 30, 2013:

(c)	Securities with an aggregate market value of $16,002 have been pledged as collateral under the terms of the following master agreements as of September 30, 2013.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BCY	$0	$(686)	$0	$0	$(686)	$711	$25
BOS	1,800	0	0	0	1,800	(1,836)	(36)
BSN	0	(7,714)	0	0	(7,714)	7,646	(68)
JPS	0	(330)	0	0	(330)	332	2
SSB	268	0	0	0	268	(277)	(9)

Master Securities Forward Transactions Agreement
BCY	0	0	(5,966)	0	(5,966)	5,873	(93)
FOB	0	0	0	(1,094)	(1,094)	0	(1,094)
GSC	0	0	(1,421)	0	(1,421)	1,440	19

Total Borrowings and Other Financing Transactions	$2,068	$(8,730)	$(7,387)	$(1,094)

104	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

(4)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CME S&P 500 Index December Futures	$900.000	12/19/2013	400	$11	$5

Total Purchased Options				$11	$5

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index December Futures	Long	12/2013	556	$(366)	$0	$(336)
S&P 500 Index December Futures	Long	12/2013	899	(1,308)	0	(2,720)
U.S. Treasury 5-Year Note December Futures	Long	12/2013	146	270	10	0
U.S. Treasury Long Bond December Futures	Long	12/2013	436	1,598	0	(27)
U.S. Treasury Ultra Long-Term Bond December Futures	Long	12/2013	50	144	0	(9)

Total Futures Contracts				$338	$10	$(3,092)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2013:

(e)	Securities with an aggregate market value of $16,210 and cash of $4,144 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2013. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$5	$10	$0	$15	$0	$(3,092)	$0	$(3,092)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	10/2013		EUR	5,722	$		7,660	$0	$(81)

DUB	10/2013	$		1,370		EUR	1,015	3	0
	11/2013		EUR	1,015	$		1,370	0	(3)

FBF	11/2013	$		2,686		BRL	6,237	106	0

JPM	10/2013			6,265		EUR	4,707	103	0

MSC	10/2013		BRL	3,004	$		1,244	0	(111)
	10/2013	$		1,325		BRL	3,004	31	0
	11/2013		BRL	3,004	$		1,316	0	(30)

RBC	12/2013		CAD	14,091			13,636	0	(16)

Total Forward Foreign Currency Contracts								$243	$(241)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	105

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund (Cont.)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.900%	10/18/2013	$	13,900	$(51)	$(7)

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.900%	10/18/2013		13,800	(58)	(6)

								$(109)	$(13)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$4,300	$(39)	$(5)

Total Written Options						$(148)	$(18)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2013:

	Notional Amount in $	Notional Amount in EUR		Premiums
Balance at 03/31/2013	$79,900	EUR	81,400	$(606)
Sales	133,100		0	(666)
Closing Buys	(44,400)		(23,100)	184
Expirations	(94,800)		(58,300)	829
Exercised	(41,800)		0	111

Balance at 09/30/2013	$32,000	EUR	0	$(148)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BRC	Pay	28-Day MXN-TIIE	8.300%	02/07/2019	MXN	26,800	$19	$258	$277	$0

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive	Underlying Reference	# of Units	Financing Rate	Notional Amount	Maturity Date			Swap Agreements, at Value
									Asset	Liability
BOA	Receive	S&P 500 Total Return Index	14,597	3-Month USD-LIBOR plus a specified spread	$ 44,184	03/14/2014			$0	$(399)

Total Swap Agreements							$19	$(141)	$277	$(399)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of September 30, 2013:

(g)	Securities with an aggregate market value of $114 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposures (1)
BOA	$0	$0	$0	$0	$(81)	$0	$(399)	$(480)	$(480)	$0	$(480)
BRC	0	0	277	277	0	0	0	0	277	(290)	(13)
CBK	0	0	0	0	0	(5)	0	(5)	(5)	0	(5)
DUB	3	0	0	3	(3)	0	0	(3)	(0)	0	(0)
FBF	106	0	0	106	0	0	0	0	106	(270)	(164)
GLM	0	0	0	0	0	(7)	0	(7)	(7)	0	(7)
JPM	103	0	0	103	0	0	0	0	103	0	103
MSC	31	0	0	31	(141)	0	0	(141)	(110)	(5)	(115)
MYC	0	0	0	0	0	(6)	0	(6)	(6)	(117)	(123)
RBC	0	0	0	0	(16)	0	0	(16)	(16)	0	(16)

Total Over the Counter	$243	$0	$277	$520	$(241)	$(18)	$(399)	$(658)

106	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

(1)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$5	$0	$0	$5
Futures	0	0	0	0	10	10

	$0	$0	$5	$0	$10	$15

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$243	$0	$243
Swap Agreements	0	0	0	0	277	277

	$0	$0	$0	$243	$277	$520

	$0	$0	$5	$243	$287	$535

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$3,056	$0	$36	$3,092

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$241	$0	$241
Written Options	0	0	0	0	18	18
Swap Agreements	0	0	399	0	0	399

	$0	$0	$399	$241	$18	$658

	$0	$0	$3,455	$241	$54	$3,750

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(43)	$0	$0	$(43)
Futures	0	0	65,233	0	(8,307)	56,926
Swap Agreements	0	0	0	0	(1,253)	(1,253)

	$0	$0	$65,190	$0	$(9,560)	$55,630

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(697)	$0	$(697)
Written Options	0	0	0	0	589	589
Swap Agreements	0	0	8,879	0	157	9,036

	$0	$0	$8,879	$(697)	$746	$8,928

	$0	$0	$74,069	$(697)	$(8,814)	$64,558

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$4	$0	$0	$4
Futures	0	0	(20,938)	0	1,599	(19,339)

	$0	$0	$(20,934)	$0	$1,599	$(19,335)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(20)	$0	$(20)
Written Options	0	0	0	0	(262)	(262)
Swap Agreements	0	0	(806)	0	(88)	(894)

	$0	$0	$(806)	$(20)	$(350)	$(1,176)

	$0	$0	$(21,740)	$(20)	$1,249	$(20,511)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	107

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Securities, at Value
Bank Loan Obligations	$0	$3,008	$0	$3,008
Corporate Bonds & Notes
Banking & Finance	0	57,044	1,324	58,368
Industrials	0	97,713	0	97,713
Utilities	0	46,718	0	46,718
Municipal Bonds & Notes
California	0	12,398	0	12,398
Georgia	0	713	0	713
Michigan	0	1,063	0	1,063
Nevada	0	1,526	0	1,526
New Jersey	0	541	0	541
New York	0	4,123	0	4,123
North Carolina	0	326	0	326
Ohio	0	2,207	0	2,207
Texas	0	3,808	0	3,808
Utah	0	1,499	0	1,499
Washington	0	206	0	206
West Virginia	0	75	0	75
U.S. Government Agencies	0	63,160	0	63,160
U.S. Treasury Obligations	0	94,653	0	94,653
Mortgage-Backed Securities	0	11,539	0	11,539
Asset-Backed Securities	0	362	93	455
Sovereign Issues	0	22,914	0	22,914
Common Stocks
Financials	23	0	0	23
Short-Term Instruments
Repurchase Agreements	0	2,068	0	2,068
	$23	$427,664	$1,417	$429,104

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$46,433	$0	$0	$46,433

Total Investments	$46,456	$427,664	$1,417	$475,537

Short Sales, at Value
U.S. Government Agencies	$0	$(1,094)	$0	$(1,094)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	10	5	0	15
Over the counter	0	520	0	520
	$10	$525	$0	$535

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(3,092)	0	0	(3,092)
Over the counter	0	(653)	(5)	(658)
	$(3,092)	$(653)	$(5)	$(3,750)

Totals	$43,374	$426,442	$1,412	$471,228

There were no transfers between Level 1 and 2 during the period ended September 30, 2013.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2013:

Category and Subcategory	Beginning Balance at 03/31/2013	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2013 (2)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$1,388	$0	$(63)	$5	$4	$(10)	$0	$0	$1,324	$(10)
Industrials	1,369	0	(1,316)	(3)	(94)	44	0	0	0	0
Utilities	1,704	0	(92)	(1)	(5)	(41)	0	(1,565)	0	0
Asset-Backed Securities	173	0	(79)	0	0	(1)	0	0	93	0

	$4,634	$0	$(1,550)	$1	$(95)	$(8)	$0	$(1,565)	$1,417	$(10)

Financial Derivative Instruments - Liabilities
Over the counter	$(8)	$0	$0	$0	$0	$3	$0	$0	$(5)	$3

Totals	$4,626	$0	$(1,550)	$1	$(95)	$(5)	$0	$(1,565)	$1,412	$(7)

108	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$1,324	Benchmark Pricing	Base Price	92.53
Asset-Backed Securities	93	Benchmark Pricing	Base Price	101.75

Financial Derivative Instruments - Liabilities
Over the counter	(5)	Indicative Market Quotation	Broker Quote	0.12

Total	$1,412

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	109

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares of seven funds (each a “Fund” and collectively the “Funds”) offered by the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statements of Operations. Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid and are included in net realized gain or loss on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period and are included in net change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies on the Statements of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

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(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statements of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Schedule of Investments and the Principal Risks Note in the Notes to Financial Statements for additional details.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the

New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual

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appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale).

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■	Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 1 or 2 as of period end have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are a result of a change, in the normal course of business, from the use of an exchange traded price or a trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services (Level 2). Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default

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rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of

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Notes to Financial Statements (Cont.)

portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Exchange-Traded Funds  The Funds may invest in exchange-traded funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and assets. As a shareholder of another investment company, the Funds would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Funds bear directly in connection with their own operations.

Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Loan Participations and Assignments  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions. Certain Funds may also enter into unfunded loan commitments, which are contractual obligations for future funding.

Unfunded loan commitments may include revolving credit facilities, which may obligate Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of September 30, 2013, the PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) had $1,498,858 in unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities,

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collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities, such as U.S. Treasury Strips which are Treasury fixed income securities sold at a discount to face value and offer no interest payments; rather, investors receive par at maturity.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home

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Notes to Financial Statements (Cont.)

Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

Each Fund may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Funds. The table below shows the Fund’s transactions in and earnings from investments in the Central Funds for the period ended September 30, 2013 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio
Fund Name	Market Value 03/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 09/30/2013	Dividend Income	Net Capital Gain Distributions
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	$4	$0	$0	$0	$0	$4	$0	$0
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	27,951	38,836	(35,200)	(9)	10	31,588	37	0
PIMCO Small Cap StocksPLUS® AR Strategy Fund	2	0	(1)	0	0	1	0	0
PIMCO StocksPLUS® AR Short Strategy Fund	17	46,901	(46,900)	0	0	18	1	0
PIMCO StocksPLUS® Absolute Return Fund	2	0	0	0	0	2	0	0
PIMCO StocksPLUS® Fund	4	0	0	0	0	4	0	0
PIMCO StocksPLUS® Long Duration Fund	137,321	161,719	(252,600)	(129)	122	46,433	120	0

Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 03/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 09/30/2013	Dividend Income	Net Capital Gain Distributions
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	$12,920	$1,001,986	$(551,800)	$(71)	$69	$463,104	$387	$0
PIMCO Small Cap StocksPLUS® AR Strategy Fund	56,561	738,607	(319,200)	(43)	139	476,064	507	0
PIMCO StocksPLUS® AR Short Strategy Fund	610,478	3,708,299	(1,954,500)	(339)	709	2,364,647	2,999	0
PIMCO StocksPLUS® Absolute Return Fund	50,004	559,007	(264,400)	(53)	80	344,638	406	0
PIMCO StocksPLUS® Fund	76,904	407,574	(346,200)	(21)	32	138,289	175	0

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Each Fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations,

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including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A Fund may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash

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or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write call and put options on securities and financial derivative instruments they own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included on the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  Certain Funds may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When a Fund writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When a Fund purchases an inflation-capped option, the Fund pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  Certain Funds may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Credit Default Swaptions  Certain Funds may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  Certain Funds may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  Certain Funds may write or purchase foreign currency options. Purchasing foreign currency options gives a

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Fund the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Securities  Certain Funds may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns for a Fund or to hedge an existing position or future investment.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced

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obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate, sovereign or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of September 30, 2013 for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a

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party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  Certain Funds may enter into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, a Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

7. PRINCIPAL RISKS

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining

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approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  A Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and

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settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Class P	Administrative Class	Class D	A, B, C and R Classes
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	0.39%	0.25%	0.35%	0.25%	0.40%	0.40%
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	0.45%	0.30%	0.40%	N/A	0.45%	0.45%
PIMCO Small Cap StocksPLUS® AR Strategy Fund	0.44%	0.25%	0.35%	N/A	0.40%	0.40%
PIMCO StocksPLUS® Fund	0.25%	0.25%	0.35%	0.25%	0.40%	0.40%
PIMCO StocksPLUS® Absolute Return Fund	0.39%	0.25%	0.35%	N/A	0.40%	0.40%
PIMCO StocksPLUS® AR Short Strategy Fund	0.39%	0.25%	0.35%	N/A	0.40%	0.40%
PIMCO StocksPLUS® Long Duration Fund	0.35%	0.24%	N/A	N/A	N/A	N/A

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class B, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class B, Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for each of Class B and Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class B, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	123

Notes to Financial Statements (Cont.)

providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class B
All Funds	0.75%	0.25%
Class C
PIMCO StocksPLUS® Fund	0.50%	0.25%
All other Funds	0.75%	0.25%
Class R
All Funds	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class
All Funds	0.25%
Class D
All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money Market Funds, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class B and Class C shares. For the period ended September 30, 2013, the Distributor received $12,437,269 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the

Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $2,250.

These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended September 30, 2013, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	$210,651	$213,352
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	42,852	16,167
PIMCO Small Cap StocksPLUS® AR Strategy Fund	233,627	126,046

124	PIMCO STOCKSPLUS® FUNDS

September 30, 2013 (Unaudited)

Fund Name	Purchases	Sales
PIMCO StocksPLUS® Fund	$11,847	$108,961
PIMCO StocksPLUS® Absolute Return Fund	230,083	147,655
PIMCO StocksPLUS® AR Short Strategy Fund	1,986,990	1,418,731
PIMCO StocksPLUS® Long Duration Fund	11,294	100,149

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2013, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	$2,498,223	$2,713,955	$186,576	$307,205
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	1,961,904	1,972,645	94,792	82,846
PIMCO Small Cap StocksPLUS® AR Strategy Fund	2,121,653	2,380,705	220,077	132,492
PIMCO StocksPLUS® Fund	379,954	536,652	102,009	245,082
PIMCO StocksPLUS® Absolute Return Fund	1,815,276	1,963,834	234,828	236,357
PIMCO StocksPLUS® AR Short Strategy Fund	9,857,842	10,889,462	1,504,978	1,371,182
PIMCO StocksPLUS® Long Duration Fund	126,046	189,929	52,453	254,593

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	125

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) (1)				PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) (2)				PIMCO Small Cap StocksPLUS® AR Strategy Fund
	Six Months Ended 09/30/2013		Year Ended 03/31/2013		Six Months Ended 09/30/2013		Year Ended 03/31/2013		Six Months Ended 09/30/2013		Year Ended 03/31/2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	15,653	$112,462	5,356	$35,629	15,690	$121,397	19,583	$140,541	8,247	$77,188	14,697	$120,903
Class P	3,111	22,250	4,435	28,724	3,156	24,796	1,056	7,547	5,386	50,119	6,739	56,253
Administrative Class	62	412	200	1,322	0	0	0	0	0	0	0	0
Class D	880	5,990	4,400	28,486	10,472	79,280	26,322	181,671	16,040	147,067	22,642	186,443
Class A	1,067	7,230	2,127	13,838	9,867	73,897	8,232	56,996	20,995	194,921	17,046	140,366
Class B	0	0	0	0	29	210	15	106	0	0	0	0
Class C	406	2,734	420	2,666	3,892	27,719	2,109	13,932	6,543	58,561	4,705	37,216
Class R	0	0	0	0	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	4,684	31,641	12,646	83,262	1,302	9,668	2,386	16,550	424	3,961	2,230	17,902
Class P	29	198	278	1,831	74	551	20	139	86	797	212	1,714
Administrative Class	6	43	1	9	0	0	0	0	0	0	0	0
Class D	81	537	290	1,883	661	4,700	812	5,545	346	3,172	1,114	8,844
Class A	61	410	117	757	384	2,787	409	2,766	295	2,743	826	6,570
Class B	0	0	0	0	2	16	9	54	0	0	0	0
Class C	21	135	26	166	121	835	109	696	69	610	256	1,929
Class R	0	0	0	0	0	0	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	(4,313)	(29,322)	(1,235)	(8,097)	(13,202)	(100,972)	(1,228)	(8,637)	(5,061)	(46,459)	(3,920)	(32,349)
Class P	(2,122)	(14,408)	(3,226)	(21,102)	(1,124)	(8,516)	(61)	(440)	(2,461)	(22,548)	(1,147)	(9,083)
Administrative Class	(31)	(204)	(2)	(16)	0	0	0	0	0	0	0	0
Class D	(2,007)	(13,606)	(3,925)	(24,637)	(21,529)	(156,662)	(2,782)	(19,250)	(8,506)	(78,418)	(7,466)	(58,284)
Class A	(686)	(4,522)	(1,139)	(7,338)	(3,315)	(24,776)	(1,766)	(12,232)	(4,612)	(42,663)	(5,436)	(43,477)
Class B	0	0	0	0	(16)	(119)	(91)	(575)	0	0	0	0
Class C	(170)	(1,123)	(146)	(861)	(539)	(3,767)	(339)	(2,176)	(678)	(6,025)	(952)	(7,188)
Class R	0	0	0	0	0	0	0	0	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	16,732	$120,857	20,623	$136,522	5,925	$51,044	54,795	$383,233	37,113	$343,026	51,546	$427,759

126	PIMCO STOCKSPLUS® FUNDS

September 30, 2013 (Unaudited)

PIMCO StocksPLUS® Fund				PIMCO StocksPLUS® Absolute Return Fund				PIMCO StocksPLUS® AR Short Strategy Fund (3)
Six Months Ended 09/30/2013		Year Ended 03/31/2013		Six Months Ended 09/30/2013		Year Ended 03/31/2013		Six Months Ended 09/30/2013		Year Ended 03/31/2013
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

4,322	$41,672	24,969	$217,796	4,565	$46,954	20,165	$185,246	627,154	$2,050,539	1,409,034	$5,099,627
1,337	12,828	2,171	18,966	7,845	80,437	7,738	71,163	11,449	36,106	36,015	134,648
92	854	230	1,925	0	0	0	0	0	0	0	0
1,424	13,027	8,515	71,536	9,925	100,664	48,565	436,962	12,443	38,027	22,069	79,308
8,699	79,008	5,211	44,210	13,090	134,121	15,864	146,076	21,119	64,962	47,018	166,631
133	1,176	17	140	131	1,304	28	241	0	0	0	0
4,286	38,390	1,531	12,481	8,059	79,685	5,818	51,675	3,413	10,007	4,914	17,373
306	2,863	565	4,820	0	0	0	0	0	0	0	0

1,543	14,614	10,375	88,207	107	1,113	1,959	17,457	19,208	58,331	12,857	46,658
50	475	32	278	31	320	210	1,866	183	559	254	943
17	152	48	395	0	0	0	0	0	0	0	0
69	620	594	4,786	64	662	2,561	22,559	141	419	166	603
410	3,750	812	6,604	63	661	776	6,889	184	543	225	826
4	35	12	99	0	1	6	47	0	0	0	0
201	1,790	504	3,948	6	64	237	2,025	33	95	27	99
19	185	49	406	0	0	0	0	0	0	0	0

(51,685)	(478,953)	(93,756)	(807,771)	(11,942)	(123,968)	(8,189)	(77,023)	(23,171)	(72,525)	(35,872)	(133,224)
(1,664)	(16,002)	(915)	(7,794)	(5,285)	(53,981)	(1,696)	(15,552)	(12,357)	(38,404)	(22,075)	(80,455)
(50)	(464)	(109)	(932)	0	0	0	0	0	0	0	0
(1,958)	(17,908)	(7,440)	(61,494)	(18,058)	(181,581)	(27,967)	(256,463)	(13,796)	(42,172)	(18,729)	(67,192)
(2,396)	(21,920)	(3,324)	(27,285)	(4,936)	(50,223)	(4,420)	(39,478)	(33,475)	(102,519)	(44,235)	(160,524)
(45)	(396)	(193)	(1,532)	(46)	(459)	(170)	(1,462)	0	0	0	0
(709)	(6,325)	(1,212)	(9,767)	(1,100)	(10,786)	(1,119)	(9,716)	(1,964)	(5,823)	(4,268)	(14,962)
(83)	(772)	(117)	(1,018)	0	0	0	0	0	0	0	0
(35,678)	$(331,301)	(51,431)	$(440,996)	2,519	$24,988	60,366	$542,512	610,564	$1,998,145	1,407,400	$5,090,359

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	127

Notes to Financial Statements (Cont.)

	PIMCO StocksPLUS® Long Duration Fund (4)
	Six Months Ended 09/30/2013		Year Ended 03/31/2013
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	6,824	$61,098	39,250	$342,998
Class P	0	0	0	0
Administrative Class	0	0	0	0
Class D	0	0	0	0
Class A	0	0	0	0
Class B	0	0	0	0
Class C	0	0	0	0
Class R	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	1,515	12,905	12,942	108,303
Class P	0	0	0	0
Administrative Class	0	0	0	0
Class D	0	0	0	0
Class A	0	0	0	0
Class B	0	0	0	0
Class C	0	0	0	0
Class R	0	0	0	0
Cost of shares redeemed
Institutional Class	(54,528)	(487,014)	(16,336)	(143,327)
Class P	0	0	0	0
Administrative Class	0	0	0	0
Class D	0	0	0	0
Class A	0	0	0	0
Class B	0	0	0	0
Class C	0	0	0	0
Class R	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	(46,189)	$(413,011)	35,856	$307,974

(1)

As of September 30, 2013, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 87% of the Fund. One shareholder is a related party of the Fund and comprises 15% of the Fund.*

(2)	As of September 30, 2013, one shareholder owned 10% or more of the total Fund’s outstanding shares comprising 10% of the Fund, and the shareholder is a related party of the Fund.*
(3)	As of September 30, 2013, one shareholder owned 10% or more of the total Fund’s outstanding shares comprising 95% of the Fund, and the shareholder is a related party of the Fund.*
(4)	As of September 30, 2013, three shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 60% of the Fund.
*	Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with U.S. GAAP, the Investment Adviser has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2013, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2010-2012, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

128	PIMCO STOCKSPLUS® FUNDS

September 30, 2013 (Unaudited)

As of September 30, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Fund Name	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
PIMCO International StocksPLUS® AR SARategy Fund (Unhedged)	$1,573,730	$18,826	$(11,584)	$7,242
PIMCO International StocksPLUS® AR SARategy Fund (U.S. Dollar-Hedged)	692,930	9,537	(4,802)	4,735
PIMCO Small Cap StocksPLUS® AR Fund	1,470,477	10,430	(5,812)	4,618
PIMCO StocksPLUS® Fund	780,348	7,968	(6,621)	1,347
PIMCO StocksPLUS® Absolute Return Fund	1,271,536	11,167	(13,088)	(1,921)
PIMCO StocksPLUS® AR Short Strategy Fund	8,061,548	72,252	(45,772)	26,480
PIMCO StocksPLUS® Long Duration Fund	481,855	13,642	(19,960)	(6,318)

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	129

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FBF	Credit Suisse International	JPS	JPMorgan Securities, Inc.
BOA	Bank of America N.A.	FCT	Credit Suisse Capital LLC	MSC	Morgan Stanley & Co., Inc.
BOS	Banc of America Securities LLC	FOB	Credit Suisse Securities (USA) LLC	MYC	Morgan Stanley Capital Services, Inc.
BPG	BNP Paribas Securities Corp.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	GRE	RBS Securities, Inc.	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	GSC	Goldman Sachs & Co.	SAL	Citigroup Global Markets, Inc.
BSN	Bank of Nova Scotia	GST	Goldman Sachs International	SOG	Societe Generale
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.
DEU	Deutsche Bank Securities, Inc.	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	NOK	Norwegian Krone
BRL	Brazilian Real	GBP	British Pound	NZD	New Zealand Dollar
CAD	Canadian Dollar	HKD	Hong Kong Dollar	SEK	Swedish Krona
CHF	Swiss Franc	ILS	Israeli Shekel	SGD	Singapore Dollar
CLP	Chilean Peso	JPY	Japanese Yen	USD	United States Dollar
DKK	Danish Krone	MXN	Mexican Peso

Exchange Abbreviations:
CME	Chicago Mercantile Exchange	OTC	Over-the-Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CMBX	Commercial Mortgage-Backed Index	EAFE	Europe, Australasia, and Far East Stock Index
CDX.HY	Credit Derivatives Index - High Yield	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	MCDX	Municipal Bond Credit Derivative Index
CDX.IG	Credit Derivatives Index - Investment Grade

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal	CR	Custodial Receipts	NPFGC	National Public Finance Guarantee Corp.
BHAC	Berkshire Hathaway Assurance Corporation	FGIC	Financial Guaranty Insurance Co.

Other Abbreviations:
ABS	Asset-Backed Security	CDI	Brazil Interbank Deposit Rate	MBS	Mortgage-Backed Security
AID	Agency International Development	CDO	Collateralized Debt Obligation	MSCI	Morgan Stanley Capital International
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	OIS	Overnight Index Swap
BBR	Bank Bill Rate	FDIC	Federal Deposit Insurance Corp.	TIIE	Tasa de Interés Interbancaria de Equilibrio
BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate

130	PIMCO STOCKSPLUS® FUNDS

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Sub-Advisory Agreements

(Unaudited)

At a meeting held on August 12-13, 2013, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including all of the independent Trustees, approved the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s series (the “Funds”) for an additional one-year term through August 31, 2014. The Board also considered and approved for an additional one-year term through August 31, 2014, the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Funds. The Board also considered and approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“RALLC”), on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, for an additional one-year term through August 31, 2014; and (ii) Sub-Advisory Agreements (the “Sub-Advisory Agreements”) with RALLC, on behalf of PIMCO EM Fundamental IndexPLUS® AR Strategy Fund, PIMCO Fundamental Advantage Absolute Return Strategy Fund, PIMCO Fundamental IndexPLUS® AR Fund, PIMCO International Fundamental IndexPLUS® AR Strategy Fund, PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund and PIMCO Worldwide Fundamental Advantage AR Strategy Fund, each a series of the Trust, for an additional one-year term through August 31, 2014.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. Information Received

(a) Materials Reviewed  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Funds’ investment performance and a significant amount of information relating to fund operations, including the Funds’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Funds, and, if available, information about the fees charged and services provided to other clients with similar investment mandates as the Funds. The

Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process  In connection with the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 12-13, 2013 meeting. The independent Trustees also met with counsel to the Trust on August 2, 2013 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to fund profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. Nature, Extent and Quality of Services

(a) PIMCO, RALLC, their Personnel, and Resources  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	131

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Sub-Advisory Agreements (Cont.)

PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders; and its attention to matters that may involve conflicts of interest between the Funds’ investments and those of other accounts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time, including the PIMCO All Asset suite, the PIMCO CommodityRealReturn Strategy Fund®, the PIMCO Emerging Markets Corporate Bond Fund, the PIMCO Global Advantage® Strategy Bond Fund, the PIMCO Global Multi-Asset Fund, the PIMCO RealRetirement® Funds, the PIMCO Real Return Fund and the PIMCO Unconstrained Bond Fund.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Funds do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only the counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2012, including, but not limited to, undertaking significant technology and outsourcing initiatives, expanding the quality management system for processes/activities, implementing a new relationship management model with key intermediaries, enhancing the Funds’ recordkeeping system to comply with Internal Revenue Service cost basis reporting requirements, transitioning to a proprietary platform for shareholder cash flow reporting, continuing to refine the “Pricing Portal” to streamline and automate certain pricing functions, continuing to migrate shareholder confirmation and statement creation and mailing to Broadridge Investor Connection Solutions, Inc., streamlining processes to enable earlier daily net asset value delivery to major intermediary clients and to enhance transparency in the pricing process, working with PricewaterhouseCoopers LLP to analyze the impact of the Foreign Account Tax Compliance Act, and engaging in extensive preparation and testing of business continuity capabilities to respond quickly in the event of a crisis.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by RALLC to the PIMCO EM Fundamental IndexPLUS® AR Strategy Fund, PIMCO Fundamental Advantage Absolute Return Strategy Fund, PIMCO Fundamental IndexPLUS® AR Fund, PIMCO International Fundamental IndexPLUS® AR Strategy Fund, PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund and PIMCO Worldwide Fundamental Advantage AR Strategy Fund. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreement and Sub-Advisory Agreements are likely to benefit the Funds and their shareholders.

(b) Other Services  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Funds under the Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

132	PIMCO STOCKSPLUS® FUNDS

(Unaudited)

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Funds and their shareholders.

3. Investment Performance

The Board received and examined information from PIMCO concerning the Funds’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2013 and other performance data, as available, for the period ended June 30, 2013 (the “PIMCO Report”) and from Lipper concerning the Funds’ one-, three-, five-, ten- and fifteen-year performance, as available, for the periods ended May 31, 2013 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 12-13, 2013 meeting. The Trustees noted that the assets of the Funds continued to grow and that a majority of the Funds outperformed the Lipper medians over the three-year and longer periods ended May 31, 2013. The Board noted that, as of May 31, 2013, the Institutional Class of 66%, 79% and 72% of the Funds outperformed its Lipper category median over the three-year, five-year and ten-year period, respectively. The Trustees considered that other classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Funds may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the funds’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Funds offer (i.e., Funds may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Funds and their so-called peers may be inexact.

The Board noted that, of the Funds with at least five years of performance history, 93% of the PIMCO Funds’ assets (based on Institutional Class Performance) have outperformed the relative benchmark indexes on a net-of-fees basis over the five-year period ended May 31, 2013. The Board also noted that, according to Lipper, the Funds generally performed well versus competitors during the short- and long-term, but that certain Funds had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered PIMCO’s proposal to reduce the advisory fees and supervisory and administrative fees for certain Funds effective October 1, 2013, and historic fee reductions, including the supervisory and administrative fee reductions that took effect in May 2011.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the continuation of the Agreements.

4. Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, while providing premium investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Fund returns to current and potential investors. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers reductions where appropriate, and noted in particular, the proposed reductions in the advisory fees and supervisory and administrative fees for certain Funds

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	133

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Sub-Advisory Agreements (Cont.)

effective October 1, 2013. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds.

The Board also reviewed data comparing the Funds’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Funds were equal to or lower than PIMCO standard separate account fee rates in 34 out of 48 strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Funds, the size of the assets under management with PIMCO, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. In considering the fees paid by the Funds, the Board also noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same fee rates as institutional investors in the Funds.

The Board also considered the Funds’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Funds’ business has become increasingly complex and the number of Funds has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare PIMCO Funds’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the

Funds. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. The Board noted that several Funds launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Funds’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying Funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying Funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Fund fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels even if the Funds’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Fund, are reasonable.

5. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly

134	PIMCO STOCKSPLUS® FUNDS

(Unaudited)

held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Fund’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Funds and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Fund’s operating costs rise. The Board reviewed the history of the Funds’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Fund at specified levels for a period of time to make the Funds attractive to an institutional shareholder base. The Board noted that additional Funds and share classes have been launched on that institutional platform, which has meant that, overall, the Funds have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Funds had been set competitively, had been reduced for some Funds over time including the proposed reductions for certain Funds, had been held steady for most Funds as assets grew and continued to be competitive compared with peers. The Trustees noted that the absence of breakpoints in the Funds’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. The Trustees noted that the benefits of the unified fee were apparent during the recent financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets.

The Board concluded that the Funds’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Funds, to the benefit of Fund shareholders.

6. Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Funds. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Funds and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Funds’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and RALLC favored the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreements. The Board concluded that the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreement and the Sub-Advisory Agreements, and that the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreements was in the best interests of the Funds and their shareholders.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	135

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class B, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

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PF4008SAR_093013

Your Global Investment Authority

PIMCO Funds

Semiannual Report

September 30, 2013

Tax-Efficient Strategy Funds

PIMCO California Intermediate Municipal Bond Fund

PIMCO California Municipal Bond Fund

PIMCO California Short Duration Municipal Income Fund

PIMCO High Yield Municipal Bond Fund

PIMCO Municipal Bond Fund

PIMCO National Intermediate Municipal Bond Fund

PIMCO New York Municipal Bond Fund

PIMCO Short Duration Municipal Income Fund

PIMCO Tax Managed Real Return Fund

PIMCO Unconstrained Tax Managed Bond Fund

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	B
■	C

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		16
Benchmark Descriptions		18
Financial Highlights		20
Statements of Assets and Liabilities		32
Statements of Operations		36
Statements of Changes in Net Assets		38
Notes to Financial Statements		93
Glossary		113
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Sub-Advisory Agreements		114

Fund	Fund Summary	Schedule of Investments

PIMCO California Intermediate Municipal Bond Fund	6	41
PIMCO California Municipal Bond Fund	7	44
PIMCO California Short Duration Municipal Income Fund	8	47
PIMCO High Yield Municipal Bond Fund	9	50
PIMCO Municipal Bond Fund	10	56
PIMCO National Intermediate Municipal Bond Fund	11	61
PIMCO New York Municipal Bond Fund	12	65
PIMCO Short Duration Municipal Income Fund	13	68
PIMCO Tax Managed Real Return Fund	14	72
PIMCO Unconstrained Tax Managed Bond Fund	15	77

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Over the past six months, investors witnessed periods of heightened market volatility brought on by uncertainty around monetary and fiscal policy, geopolitical concerns in Egypt and Syria, and a slower than-historically expected rebound in the global economy.

In particular, beginning in late May conditions in financial markets deteriorated rapidly as investors reacted to signals by the Federal Reserve (“Fed”) that it might begin to slow its quantitative easing (QE3) asset purchases. Fed Chairman Ben Bernanke outlined a plan for eventually tapering purchases of U.S. Treasuries and mortgage-backed securities (“MBS”) as the U.S. economy begins to meet certain growth targets. This shift in tone in late May spooked investors, and fueled a broad-based sell-off in fixed income assets through June and again in early September, raising prices for market liquidity and sending yields higher across the risk spectrum.

However, the volatility led to a policy clarification in mid-September. While markets had already begun pricing in a “taper lite,” the Fed surprised most investors when it announced that not only would no tapering occur for now, but also that it had broadened its unemployment and inflation targets. The decision to maintain its $85 billion monthly purchases was believed to reflect the sluggishness of the U.S. economic recovery and continued concerns about fiscal uncertainty in Washington. It also highlighted the unprecedented dependence of asset prices on central bank policy in the absence of strong economic fundamentals. The Fed’s tempered economic outlook and decision to hold off any tapering for the time being, while maintaining the Federal Funds Rate within a narrow range of 0-25 basis points, helped to stabilize bond prices.

Towards the end of the reporting period and into October, investors were kept on edge by the uncertain fiscal policy landscape—namely the partial shutdown of the U.S. government that began during the first week of October, the ongoing debt ceiling negotiations between the White House and Congress, and confirmation proceedings for the next Fed Chairman. Investors were relieved by the last-minute deal announced on October 17 that reached an agreement to reopen the U.S. government and raise the debt ceiling. However, political rancor and dysfunction in Washington is likely to contribute to further volatility in the financial markets.

Although markets have stabilized somewhat and bond yields have generally moved lower from the highs reached in early September, the need for vigilance has increased. The global markets and economy remain uncertain, with potential for added instability from fiscal mishaps in Washington or geopolitical events such as those in Egypt and Syria.

Included below are highlights of the financial markets during our six-month reporting period:

■

U.S. Treasuries generally underperformed most other developed sovereign bond markets on a hedged basis during the reporting period. The threat of a reduction in the Fed’s asset purchase program (QE3) weighed on U.S. Treasuries through much of the summer, when the 10-year U.S. Treasury yield reached a high of 3.00% in September. U.S. Treasury yields subsequently fell in mid-September due to lower-than-expected job growth, among other sluggish economic indicators, and the Fed’s decision not to taper its asset purchase program. The yield on the benchmark 10-year U.S. Treasury note was 2.61% at the end of the reporting period, compared with 1.85% on March 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, declined 1.77% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) declined 6.40%, as represented by the Barclays U.S. TIPS Index. Real rates backed up beginning in late May amid the Fed’s comments that it would begin to scale down monthly asset purchases by the end of the year if the economy grows as expected. In addition, technical factors further pressured the U.S. TIPS market, causing U.S. TIPS to underperform nominal U.S. Treasuries. Real rate volatility subsided towards the end of the reporting period in response to the Fed’s September announcement to postpone tapering and as technicals improved. Diversified commodities posted negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 7.52%.

2	PIMCO TAX-EFFICIENT STRATEGY FUNDS

■

Agency mortgage-backed securities outperformed like-duration U.S. Treasuries amid a general stabilization in interest rates and the Fed’s surprising decision not to taper towards the end of the reporting period. The Fed’s active participation in the MBS sector continued to drive differentiation in performance between coupons. As a result, mid-range coupons were notable outperformers relative to like-duration U.S. Treasuries. These “Fed-supported” origination coupons benefited from the Fed’s decision not to taper, as well as increased demand from real estate investment trusts (“REITs”) and money managers. Prices for non-Agency mortgages rose, particularly those with lower quality collateral. Commercial MBS also outperformed due to an increase in risk appetite on the back of continued accommodative monetary policies.

■

The U.S. investment grade credit market outperformed like-duration U.S. Treasuries as spreads tightened amid improving growth fundamentals in the U.S. and Europe. In terms of relative performance, the financial sector outperformed non-financials as balance sheets and profits continued to improve. The high yield sector also posted strong absolute returns, outperforming most other fixed income sectors driven by investor demand for higher yielding assets with lower duration (or sensitivity to changes in market interest rates) alongside concerns for rising interest rates.

■

Municipal bonds, both tax-exempt and taxable, posted negative absolute returns as municipal yields moved higher. Rising interest rate concerns associated with the possibility of Fed tapering, along with harmful headlines about municipal bonds issued by Detroit and Puerto Rico, drove market weakness during the period. Longer duration and lower quality municipal bonds underperformed the general municipal bond market, with new issue volume declining as issuers remained on the sidelines due to concern over a potential rising interest rate environment.

■

Emerging market (“EM”) fixed income assets underperformed U.S. Treasuries as speculation regarding Fed tapering and the implication of slower growth in China weighed on EM fixed income assets, both external and local, despite a September rally after the Fed decided against immediate tapering.

■

Despite a generally volatile period for equities globally, U.S. equities returned 8.31%, as measured by the S&P 500 Index, and global equities, as represented by the MSCI World Index, returned 8.87%. However, emerging market equities, as measured by the MSCI Emerging Markets Index, declined 2.78%.

On the following pages of this PIMCO Funds Semiannual Report, please find specific details of each Fund’s investment performance and a discussion of factors that most affected performance.

Thank you for the trust you have placed in us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com/investments to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board and President PIMCO Funds October 23, 2013

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a Fund. Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, issuer non-diversification risk, leveraging risk, California state-specific risk, New York state-specific risk, municipal project-specific risk, management risk and short sale risk. A complete description of these and other risks is contained in each Fund’s prospectus. The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified fund. Shareholders of a municipal bond portfolio will, at times, incur a tax liability, as income from such a portfolio may be subject to state and local taxes and, where applicable, the alternative minimum tax.

Income from the PIMCO Unconstrained Tax Managed Bond Fund and the PIMCO Tax Managed Real Return Fund may be subject to Federal and state income taxes.

On each individual Fund Summary page in this Semiannual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the redemption of Fund shares. However, the Average Annual Total Return table for the PIMCO Unconstrained Tax Managed Bond Fund and the PIMCO Tax Managed Real Return Fund each disclose returns after taxes on Fund distributions. The Cumulative Returns chart and Average Annual Total Return table reflects any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class B shares are subject to a CDSC, which declines from 3.5% (or 5% for certain Funds) in the first year to 0% at the end of the fifth year (or sixth year for certain Funds). As of November 1, 2009, Class B shares of PIMCO Funds are no longer available for purchase, except through exchanges and dividend reinvestments. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class B and Class C shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on each individual Fund Summary page are as of the currently effective prospectus, as supplemented to date. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 at the end of the month that the Institutional Class of the Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P, or Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. Each Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same Fund Classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes.

4	PIMCO TAX-EFFICIENT STRATEGY FUNDS

The following table discloses the inception dates of each Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class B	Class C
PIMCO California Intermediate Municipal Bond Fund	08/31/99	08/31/99	04/30/08	—	01/31/00	10/19/99	—	08/31/09
PIMCO California Municipal Bond Fund	05/31/12	05/31/12	05/31/12	—	05/31/12	05/31/12	—	05/31/12
PIMCO California Short Duration Municipal Income Fund	08/31/06	08/31/06	04/30/08	—	08/31/06	08/31/06	—	08/31/09
PIMCO High Yield Municipal Bond Fund	07/31/06	07/31/06	04/30/08	—	07/31/06	07/31/06	—	12/29/06
PIMCO Municipal Bond Fund	12/31/97	12/31/97	04/30/08	09/30/98	04/08/98	04/01/98	04/01/98	04/01/98
PIMCO National Intermediate Municipal Bond Fund	05/31/12	05/31/12	05/31/12	—	05/31/12	05/31/12	—	05/31/12
PIMCO New York Municipal Bond Fund	08/31/99	08/31/99	11/19/10	—	01/31/00	10/19/99	—	08/31/09
PIMCO Short Duration Municipal Income Fund	08/31/99	08/31/99	04/30/08	10/22/02	01/31/00	03/28/02	—	03/28/02
PIMCO Tax Managed Real Return Fund	10/30/09	10/30/09	10/30/09	—	10/30/09	10/30/09	—	10/30/09
PIMCO Unconstrained Tax Managed Bond Fund	01/30/09	01/30/09	09/10/09	—	01/30/09	01/30/09	—	01/30/09

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class B, and Class C shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class B, and Class C shares, respectively.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	5

PIMCO California Intermediate Municipal Bond Fund

Institutional Class - PCIMX	Class A - PCMBX
Class P - PCIPX	Class C - PCFCX
Class D - PCIDX

Cumulative Returns Through September 30, 2013

Allocation Breakdown‡

California	91.3%
Short-Term Instruments	7.6%
Colorado	1.0%
New Jersey	0.1%
‡	% of Total Investments as of 09/30/13

Average Annual Total Return for the period ended September 30, 2013
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (08/31/99)
PIMCO California Intermediate Municipal Bond Fund Institutional Class	-1.81%	-0.47%	4.83%	3.30%	4.06%
PIMCO California Intermediate Municipal Bond Fund Class P	-1.86%	-0.57%	4.72%	3.20%	3.97%
PIMCO California Intermediate Municipal Bond Fund Class D	-1.98%	-0.80%	4.48%	2.94%	3.69%
PIMCO California Intermediate Municipal Bond Fund Class A	-1.98%	-0.80%	4.48%	2.93%	3.68%
PIMCO California Intermediate Municipal Bond Fund Class A (adjusted)	-5.65%	-4.52%	3.85%	2.62%	3.46%
PIMCO California Intermediate Municipal Bond Fund Class C	-2.34%	-1.54%	3.70%	2.19%	2.96%
PIMCO California Intermediate Municipal Bond Fund Class C (adjusted)	-3.32%	-2.51%	3.70%	2.19%	2.96%
Barclays California Intermediate Municipal Bond Index	-0.97%	0.13%	6.09%	4.68%	5.27%
Lipper California Intermediate Municipal Debt Funds Average	-2.07%	-1.26%	4.64%	3.37%	4.29%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.445% for the Institutional Class shares, 0.545% for Class P shares, 0.775% for Class D shares, 0.775% for Class A shares, and 1.525% for Class C shares.

Portfolio Insights

»

The PIMCO California Intermediate Municipal Bond Fund seeks high current income exempt from federal and California income tax, with capital appreciation as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax.

»

The Fund’s average effective duration (or sensitivity to changes in market interest rates) was managed below its benchmark index over the majority of the reporting period, which contributed to performance as municipal bond yields moved higher across the municipal yield curve.

»	An overweight to revenue-backed municipal bonds detracted from performance as the sector underperformed the broader municipal bond index during the reporting period.

»	An overweight to the water and sewer utility sector detracted from performance as the sector underperformed the broader municipal bond index during the reporting period.

»	An overweight to the lease-backed municipal sector detracted from performance as the sector underperformed the broader municipal bond index during the reporting period.

»	Security selection within the education sector contributed to performance during the reporting period.

6	PIMCO TAX-EFFICIENT STRATEGY FUNDS

PIMCO California Municipal Bond Fund

Institutional Class - PCTIX	Class A - PCTTX
Class P - PCTPX	Class C - PCTGX
Class D - PCTDX

Cumulative Returns Through September 30, 2013

Allocation Breakdown‡

California	91.2%
Short-Term Instruments	8.8%
‡	% of Total Investments as of 09/30/13

Average Annual Total Return for the period ended September 30, 2013
	6 Months*	1 Year	Fund Inception (05/31/12)
PIMCO California Municipal Bond Fund Institutional Class	-2.63%	-2.29%	0.64%
PIMCO California Municipal Bond Fund Class P	-2.68%	-2.39%	0.54%
PIMCO California Municipal Bond Fund Class D	-2.80%	-2.63%	0.30%
PIMCO California Municipal Bond Fund Class A	-2.80%	-2.63%	0.30%
PIMCO California Municipal Bond Fund Class A (adjusted)	-6.49%	-6.29%	-2.54%
PIMCO California Municipal Bond Fund Class C	-3.17%	-3.36%	-0.43%
PIMCO California Municipal Bond Fund Class C (adjusted)	-4.13%	-4.31%	-0.43%
Barclays California Municipal Bond Index	-2.74%	-1.37%	0.89%
Lipper California Municipal Debt Funds Average	-4.67%	-2.98%	-0.26%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.44% for the Institutional Class shares, 0.54% for Class P shares, 0.79% for Class D shares, 0.79% for Class A shares, and 1.54% for Class C shares.

Portfolio Insights

»

The PIMCO California Municipal Bond Fund seeks high current income exempt from federal and California income tax, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax.

»

The Fund’s effective duration (or sensitivity to changes in market interest rates) was managed above its benchmark index through most of the reporting period, which detracted from performance as municipal yields moved higher over the reporting period.

»	An overweight to revenue-backed municipal bonds detracted from performance as the segment underperformed the broader municipal bond index during the reporting period.

»	An underweight to industrial revenue municipal securities contributed to performance as the segment underperformed the general municipal bond index during the reporting period.

»	An overweight to the special tax sector detracted from performance as the sector underperformed the broader municipal bond index during the reporting period.

»	An overweight to the water and sewer utility sector detracted from performance as the segment underperformed the broader municipal bond index during the reporting period.

»	An underweight to the education sector contributed to performance, primarily due to security selection.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	7

PIMCO California Short Duration Municipal Income Fund

Institutional Class - PCDIX	Class A - PCDAX
Class P - PCDPX	Class C - PCSCX
Class D - PCDDX

Cumulative Returns Through September 30, 2013

Allocation Breakdown‡

California	84.5%
Short-Term Instruments	15.0%
New York	0.3%
U.S. Virgin Islands	0.2%
‡	% of Total Investments as of 09/30/13

Average Annual Total Return for the period ended September 30, 2013
	6 Months*	1 Year	5 Years	Fund Inception (08/31/06)
PIMCO California Short Duration Municipal Income Fund Institutional Class	-0.05%	0.26%	1.74%	2.04%
PIMCO California Short Duration Municipal Income Fund Class P	-0.10%	0.16%	1.64%	1.94%
PIMCO California Short Duration Municipal Income Fund Class D	-0.25%	-0.14%	1.34%	1.63%
PIMCO California Short Duration Municipal Income Fund Class A	-0.25%	-0.14%	1.34%	1.63%
PIMCO California Short Duration Municipal Income Fund Class A (adjusted)	-2.49%	-2.39%	0.88%	1.30%
PIMCO California Short Duration Municipal Income Fund Class C	-0.40%	-0.44%	0.99%	1.30%
PIMCO California Short Duration Municipal Income Fund Class C (adjusted)	-1.39%	-1.43%	0.99%	1.30%
Barclays California 1 Year Municipal Bond Index	0.37%	0.82%	1.89%	2.49%
Lipper California Short/Intermediate Municipal Debt Funds Average	-0.97%	-0.18%	3.20%	2.88%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.33% for the Institutional Class shares, 0.43% for Class P shares, 0.73% for Class D shares, 0.73% for Class A shares, and 1.03% for Class C shares.

Portfolio Insights

»

The PIMCO California Short Duration Municipal Income Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal and California income tax.

»

The Fund’s effective duration (or sensitivity to changes in market interest rates) was managed above its benchmark index throughout the majority of the reporting period, which detracted from performance as municipal bond yields moved higher across the municipal yield curve.

»	An overweight to revenue-backed municipal bonds detracted from performance as the segment underperformed the broader municipal bond index during the reporting period.

»	An overweight to the special-tax sector detracted from performance as the sector underperformed the general municipal bond index during the reporting period.

»	An overweight to the transportation sector detracted from performance as the segment underperformed the broader municipal bond index during the reporting period.

8	PIMCO TAX-EFFICIENT STRATEGY FUNDS

PIMCO High Yield Municipal Bond Fund

Institutional Class - PHMIX	Class A - PYMAX
Class P - PYMPX	Class C - PYMCX
Class D - PYMDX

Cumulative Returns Through September 30, 2013

Allocation Breakdown‡

Texas	15.1%
Ohio	9.4%
Short-Term Instruments	9.0%
New York	6.8%
California	6.3%
Iowa	5.6%
Other	47.8%
‡	% of Total Investments as of 09/30/13

Average Annual Total Return for the period ended September 30, 2013
	6 Months*	1 Year	5 Years	Fund Inception (07/31/06)
PIMCO High Yield Municipal Bond Fund Institutional Class	-6.53%	-2.86%	5.12%	2.47%
PIMCO High Yield Municipal Bond Fund Class P	-6.58%	-2.96%	5.02%	2.37%
PIMCO High Yield Municipal Bond Fund Class D	-6.67%	-3.16%	4.85%	2.18%
PIMCO High Yield Municipal Bond Fund Class A	-6.67%	-3.16%	4.85%	2.18%
PIMCO High Yield Municipal Bond Fund Class A (adjusted)	-10.17%	-6.79%	3.89%	1.75%
PIMCO High Yield Municipal Bond Fund Class C	-7.02%	-3.88%	4.07%	1.42%
PIMCO High Yield Municipal Bond Fund Class C (adjusted)	-7.94%	-4.81%	4.07%	1.42%
60% Barclays High Yield Municipal Bond Index/40% Barclays Municipal Bond Index	-5.41%	-1.78%	6.47%	4.18%
Lipper High Yield Municipal Debt Funds Average	-7.08%	-4.50%	5.41%	2.65%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.55% for the Institutional Class shares, 0.65% for Class P shares, 0.85% for Class D shares, 0.85% for Class A shares, and 1.60% for Class C shares.

Portfolio Insights

»

The PIMCO High Yield Municipal Bond Fund seeks high current income exempt from federal income tax, with total return as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax.

»

The Fund’s average effective duration (or sensitivity to changes in market interest rates) was managed above its benchmark index over the reporting period, which detracted from performance as municipal bond yields moved higher.

»	An overweight to revenue-backed municipal bonds detracted from performance as the segment underperformed the broader municipal bond index during the reporting period.

»	An overweight exposure to the industrial revenue sector detracted from performance as the segment underperformed the broader municipal bond index during the reporting period.

»	An overweight exposure to the healthcare sector detracted from performance as the segment underperformed the broader municipal bond index during the reporting period.

»	An underweight to the water and sewer utility sector contributed to performance as the segment underperformed the broader municipal bond index during the reporting period.

»	An underweight to the high yield tobacco sector contributed to performance as the segment underperformed the broader municipal bond index during the reporting period.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	9

PIMCO Municipal Bond Fund

Institutional Class - PFMIX	Class A - PMLAX
Class P - PMUPX	Class B - PMLBX
Administrative Class - PMNAX	Class C - PMLCX
Class D - PMBDX

Cumulative Returns Through September 30, 2013

Allocation Breakdown‡

New York	17.8%
California	17.0%
Texas	10.4%
Short-Term Instruments	8.4%
Other	46.4%
‡	% of Total Investments as of 09/30/13

Average Annual Total Return for the period ended September 30, 2013
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (12/31/97)
PIMCO Municipal Bond Fund Institutional Class	-4.21%	-2.09%	4.84%	3.08%	3.91%
PIMCO Municipal Bond Fund Class P	-4.25%	-2.19%	4.74%	2.96%	3.78%
PIMCO Municipal Bond Fund Administrative Class	-4.33%	-2.33%	4.61%	2.85%	3.66%
PIMCO Municipal Bond Fund Class D	-4.36%	-2.39%	4.52%	2.75%	3.56%
PIMCO Municipal Bond Fund Class A	-4.35%	-2.39%	4.52%	2.74%	3.55%
PIMCO Municipal Bond Fund Class A (adjusted)	-7.94%	-6.05%	3.89%	2.43%	3.35%
PIMCO Municipal Bond Fund Class B	-4.71%	-3.12%	3.74%	2.21%	3.21%
PIMCO Municipal Bond Fund Class B (adjusted)	-9.43%	-7.86%	3.39%	2.21%	3.21%
PIMCO Municipal Bond Fund Class C	-4.59%	-2.88%	4.00%	2.23%	3.04%
PIMCO Municipal Bond Fund Class C (adjusted)	-5.54%	-3.83%	4.00%	2.23%	3.04%
Barclays Municipal 20 Year Index (17-22 Year)	-4.94%	-3.97%	7.32%	5.02%	5.45%
Barclays Municipal Bond Index**	-3.15%	-2.21%	5.98%	4.40%	4.96%
Lipper General & Insured Municipal Debt Funds Average	-4.58%	-3.44%	5.56%	3.59%	4.02%

All Fund returns are net of fees and expenses.

* Cumulative return.

** Prior to March 1, 2013, the Fund’s primary benchmark was the Barclays Municipal Bond Index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares, 5.00% CDSC on Class B one- and five-year returns, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.44% for the Institutional Class shares, 0.54% for Class P shares, 0.69% for Administrative Class shares, 0.75% for Class D shares, 0.75% for Class A shares, 1.50% for Class B shares, and 1.25% for Class C shares.

Portfolio Insights

»

The PIMCO Municipal Bond Fund seeks high current income exempt from federal income tax, consistent with preservation of capital, with capital appreciation as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax.

»

The Fund’s average effective duration (or sensitivity to changes in market interest rates) was managed below its benchmark index over the majority of the reporting period, which contributed to performance as municipal bond yields moved higher across the municipal bond yield curve.

»	An overweight to revenue-backed municipal bonds detracted from performance as the segment underperformed the broader municipal bond index during the reporting period.

»	An overweight to the industrial revenue sector detracted from performance as the segment underperformed the broader municipal bond index during the reporting period.

»	An underweight to the special tax sector contributed to performance as the segment underperformed the broader municipal bond index during the reporting period.

»	An underweight to the transportation sector contributed to performance as the segment underperformed the broader municipal bond index during the reporting period.

10	PIMCO TAX-EFFICIENT STRATEGY FUNDS

PIMCO National Intermediate Municipal Bond Fund

Institutional Class - PMNIX	Class A - PMNTX
Class P - PMNPX	Class C - PMNNX
Class D - PMNDX

Cumulative Returns Through September 30, 2013

Allocation Breakdown‡

Texas	17.2%
New York	15.6%
Short-Term Instruments	13.1%
Virginia	10.0%
Pennsylvania	5.3%
Other	38.8%
‡	% of Total Investments as of 09/30/13

Average Annual Total Return for the period ended September 30, 2013
	6 Months*	1 Year	Fund Inception (05/31/12)
PIMCO National Intermediate Municipal Bond Fund Institutional Class	-2.32%	-1.48%	1.29%
PIMCO National Intermediate Municipal Bond Fund Class P	-2.36%	-1.57%	1.19%
PIMCO National Intermediate Municipal Bond Fund Class D	-2.49%	-1.82%	0.95%
PIMCO National Intermediate Municipal Bond Fund Class A	-2.49%	-1.82%	0.95%
PIMCO National Intermediate Municipal Bond Fund Class A (adjusted)	-6.14%	-5.50%	-1.90%
PIMCO National Intermediate Municipal Bond Fund Class C	-2.73%	-2.31%	0.47%
PIMCO National Intermediate Municipal Bond Fund Class C (adjusted)	-3.70%	-3.28%	0.47%
Barclays Municipal Bond 1-20 Year Blend (1-22) Index	-2.26%	-1.45%	0.36%
Lipper General & Insured Municipal Debt Funds Average	-4.58%	-3.44%	-0.79%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.45% for the Institutional Class shares, 0.55% for Class P shares, 0.80% for Class D shares, 0.80% for Class A shares, and 1.30% for Class C shares.

Portfolio Insights

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The PIMCO National Intermediate Municipal Bond Fund seeks maximum tax exempt income, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.

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The Fund’s average effective duration (or sensitivity to changes in market interest rates) was managed below its benchmark index over the majority of the reporting period, which contributed to performance as municipal bond yields moved higher across the municipal bond yield curve.

»	An overweight to revenue-backed municipal bonds detracted from performance as the segment underperformed the broader municipal bond index during the reporting period.

»	An overweight to the special-tax sector detracted from performance as the segment underperformed the broader municipal bond index during the reporting period.

»	An underweight to the lease-backed sector contributed to performance as the sector underperformed the broader municipal bond index during the reporting period.

»	An underweight to the transportation sector throughout the majority of the reporting period benefited performance as the segment underperformed the broader municipal bond index.

»	An overweight to the electric utility sector detracted from performance as the segment underperformed the broader municipal bond index during the reporting period.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	11

PIMCO New York Municipal Bond Fund

Institutional Class - PNYIX	Class A - PNYAX
Class P - PNYPX	Class C - PBFCX
Class D - PNYDX

Cumulative Returns Through September 30, 2013

Allocation Breakdown‡

New York	94.9%
Short-Term Instruments	5.0%
California	0.1%
‡	% of Total Investments as of 09/30/13

Average Annual Total Return for the period ended September 30, 2013
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (08/31/99)
PIMCO New York Municipal Bond Fund Institutional Class	-3.38%	-1.78%	4.85%	3.83%	5.00%
PIMCO New York Municipal Bond Fund Class P	-3.43%	-1.88%	4.75%	3.73%	4.91%
PIMCO New York Municipal Bond Fund Class D	-3.54%	-2.10%	4.51%	3.47%	4.63%
PIMCO New York Municipal Bond Fund Class A	-3.54%	-2.10%	4.51%	3.46%	4.62%
PIMCO New York Municipal Bond Fund Class A (adjusted)	-7.16%	-5.77%	3.87%	3.15%	4.39%
PIMCO New York Municipal Bond Fund Class C	-3.90%	-2.83%	3.73%	2.72%	3.88%
PIMCO New York Municipal Bond Fund Class C (adjusted)	-4.85%	-3.78%	3.73%	2.72%	3.88%
Barclays 20 Year (17-22 Year) New York Municipal Bond Index	-3.94%	-3.35%	6.61%	4.94%	5.81%
Barclays New York Insured Municipal Bond Index**	-3.16%	-3.00%	5.38%	4.04%	5.10%
Lipper New York Municipal Debt Funds Average	-5.47%	-4.61%	5.21%	3.51%	4.27%

All Fund returns are net of fees and expenses.

* Cumulative return.

** Prior to October 1, 2013, the Fund’s primary benchmark was the Barclays New York Insured Municipal Bond Index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.445% for the Institutional Class shares, 0.545% for Class P shares, 0.775% for Class D shares, 0.775% for Class A shares, and 1.525% for Class C shares.

Portfolio Insights

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The PIMCO New York Municipal Bond Fund seeks high current income exempt from federal and New York income tax, with capital appreciation as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and New York income tax.

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The Fund’s average effective duration (or sensitivity to changes in market interest rates) was managed below its benchmark index over the majority of the reporting period, which contributed to performance as municipal bond yields moved higher across the municipal bond yield curve.

»	An underweight to the electric utility sector contributed to performance, primarily due to security selection.

»	An overweight to the industrial revenue sector detracted from performance as the segment underperformed the broader municipal bond index during the reporting period.

»	An overweight to the transportation sector detracted from returns as the segment underperformed the broader municipal bond index during the reporting period.

»	An underweight to the water and sewer utility sector contributed to performance as the segment underperformed the broader municipal bond index during the reporting period.

12	PIMCO TAX-EFFICIENT STRATEGY FUNDS

PIMCO Short Duration Municipal Income Fund

Institutional Class - PSDIX	Class D - PSDDX
Class P - PSDPX	Class A - PSDAX
Administrative Class - PSDMX	Class C - PSDCX

Cumulative Returns Through September 30, 2013

Allocation Breakdown‡

Short-Term Instruments	17.5%
California	15.2%
New York	11.7%
Texas	7.3%
Washington	5.5%
Pennsylvania	5.5%
Other	37.3%
‡	% of Total Investments as of 09/30/13

Average Annual Total Return for the period ended September 30, 2013
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (08/31/99)
PIMCO Short Duration Municipal Income Fund Institutional Class	-0.20%	0.19%	0.13%	0.66%	1.63%
PIMCO Short Duration Municipal Income Fund Class P	-0.25%	0.09%	0.03%	0.54%	1.51%
PIMCO Short Duration Municipal Income Fund Administrative Class	-0.19%	0.32%	-0.03%	0.46%	1.41%
PIMCO Short Duration Municipal Income Fund Class D	-0.40%	-0.20%	-0.27%	0.27%	1.23%
PIMCO Short Duration Municipal Income Fund Class A	-0.40%	-0.21%	-0.27%	0.26%	1.22%
PIMCO Short Duration Municipal Income Fund Class A (adjusted)	-2.69%	-2.50%	-0.72%	0.04%	1.06%
PIMCO Short Duration Municipal Income Fund Class C	-0.54%	-0.50%	-0.56%	-0.04%	0.84%
PIMCO Short Duration Municipal Income Fund Class C (adjusted)	-1.53%	-1.49%	-0.56%	-0.04%	0.84%
Barclays 1 Year Municipal Bond Index	0.32%	0.71%	1.88%	2.24%	2.83%
Lipper Short Municipal Debt Funds Average	-0.39%	-0.07%	1.98%	1.95%	2.73%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.33% for the Institutional Class shares, 0.43% for Class P shares, 0.58% for Administrative Class shares, 0.73% for Class D shares, 0.73% for Class A shares, and 1.03% for Class C shares.

Portfolio Insights

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The PIMCO Short Duration Municipal Income Fund seeks high current income exempt from federal income tax, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax.

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The Fund’s average effective duration (or sensitivity to changes in market interest rates) was managed above its benchmark index over the reporting period, which detracted from performance as municipal bond yields moved higher across the municipal bond yield curve.

»	An overweight to revenue-backed municipal bonds detracted from performance as the segment underperformed the broader municipal bond index during the reporting period.

»	An overweight to the transportation sector detracted from performance as the segment underperformed the broader municipal bond index during the reporting period.

»	An overweight to the healthcare sector detracted from performance as the segment underperformed the broader municipal bond index during the reporting period.

»	Select exposure to the general obligation sector contributed to total returns as the segment outperformed the broader municipal bond index during the reporting period.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	13

PIMCO Tax Managed Real Return Fund

Institutional Class - PTMIX	Class A - PTXAX
Class P - PTMPX	Class C - PXMCX
Class D - PXMDX

Cumulative Returns Through September 30, 2013

Allocation Breakdown‡

Municipal Bonds & Notes	93.8%
Short-Term Instruments	6.2%
‡	% of Total Investments as of 09/30/13

Average Annual Total Return for the period ended September 30, 2013
	6 Months*	1 Year	Fund Inception (10/30/09)
PIMCO Tax Managed Real Return Fund Institutional Class	-3.91%	-3.05%	3.20%
PIMCO Tax Managed Real Return Fund Institutional Class Shares After Taxes on Distributions	-3.91%	-3.20%	3.10%
PIMCO Tax Managed Real Return Fund Institutional Class Shares After Taxes on Distributions and Sale of Fund Shares	-1.85%	-0.76%	2.87%
PIMCO Tax Managed Real Return Fund Class P	-3.96%	-3.15%	3.10%
PIMCO Tax Managed Real Return Fund Class P Shares After Taxes on Distributions	-3.96%	-3.30%	3.00%
PIMCO Tax Managed Real Return Fund Class P Shares After Taxes on Distributions and Sale of Fund Shares	-1.90%	-0.86%	2.77%
PIMCO Tax Managed Real Return Fund Class D	-4.10%	-3.44%	2.79%
PIMCO Tax Managed Real Return Fund Class D Shares After Taxes on Distributions	-4.10%	-3.59%	2.69%
PIMCO Tax Managed Real Return Fund Class D Shares After Taxes on Distributions and Sale of Fund Shares	-2.04%	-1.15%	2.46%
PIMCO Tax Managed Real Return Fund Class A	-4.10%	-3.44%	2.79%
PIMCO Tax Managed Real Return Fund Class A (adjusted)	-7.73%	-7.06%	1.79%
PIMCO Tax Managed Real Return Fund Class A (w/Sales Charge and After Taxes on Distributions)	-7.73%	-7.20%	1.70%
PIMCO Tax Managed Real Return Fund Class A (w/Sales Charge and After Taxes on Distributions and Sale of Fund Shares)	-4.10%	-3.23%	1.68%
PIMCO Tax Managed Real Return Fund Class C	-4.34%	-3.92%	2.27%
PIMCO Tax Managed Real Return Fund Class C (adjusted)	-5.30%	-4.87%	2.27%
PIMCO Tax Managed Real Return Fund Class C (w/Sales Charge and After Taxes on Distributions)	-5.30%	-5.01%	2.19%
PIMCO Tax Managed Real Return Fund Class C (w/Sales Charge and After Taxes on Distributions and Sale of Fund Shares)	-2.82%	-2.18%	1.95%
Barclays Municipal Bond 1-10 Year Blend (1-12) Index	-1.12%	-0.34%	3.76%
Lipper Intermediate Municipal Debt Funds Average	-2.71%	-1.97%	3.75%	**

All Fund returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 10/31/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.45% for the Institutional Class shares, 0.55% for Class P shares, 0.85% for Class D shares, 0.85% for Class A shares, and 1.35% for Class C shares.

Portfolio Insights

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The PIMCO Tax Managed Real Return Fund seeks to provide after-tax inflation-protected return, consistent with prudent investment management, by investing under normal circumstances at least 50% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax, with the remainder of the Fund’s assets invested in inflation-indexed bonds of varying maturities issued by the U.S. government, its agencies or instrumentalities, such as Treasury Inflation-Protected Securities, and other types of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, such as CPI swaps. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

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The Fund’s average effective duration (or sensitivity to changes in market interest rates) was managed below its benchmark index over the majority of the reporting period, which contributed to performance as municipal bond yields moved higher across the municipal bond yield curve.

»	An overweight to revenue-backed municipal bonds detracted from performance as the segment underperformed the broader municipal bond index during the reporting period.

»	The inflation derivatives within the Fund (i.e. Consumer Price Index (CPI) swaps) detracted from performance as breakeven inflation levels narrowed across the yield curve.

»	An overweight to the healthcare sector detracted from performance as the segment underperformed the broader municipal bond index during the reporting period.

»	An underweight to the industrial revenue sector contributed to performance as the segment underperformed the broader municipal bond index during the reporting period.

»	An underweight to the transportation sector contributed to performance as the segment underperformed the broader municipal bond index during the reporting period.

14	PIMCO TAX-EFFICIENT STRATEGY FUNDS

PIMCO Unconstrained Tax Managed Bond Fund

Institutional Class - PUTIX	Class A - ATMAX
Class P - PUTPX	Class C - ATMCX
Class D - ATMDX

Cumulative Returns Through September 30, 2013

Allocation Breakdown‡

Municipal Bonds & Notes	70.7%
Asset-Backed Securities	6.0%
Short-Term Instruments	5.7%
U.S. Treasury Obligations	5.5%
Corporate Bonds & Notes	3.9%
Other	8.2%
‡	% of Total Investments as of 09/30/13

Average Annual Total Return for the period ended September 30, 2013
	6 Months*	1 Year	Fund Inception (01/30/09)
PIMCO Unconstrained Tax Managed Bond Fund Institutional Class	-1.97%	-0.30%	3.08%
PIMCO Unconstrained Tax Managed Bond Fund Institutional Class Shares After Taxes on Distributions	-2.03%	-0.52%	2.64%
PIMCO Unconstrained Tax Managed Bond Fund Institutional Class Shares After Taxes on Distributions and Sale of Fund Shares	-0.98%	0.22%	2.36%
PIMCO Unconstrained Tax Managed Bond Fund Class P	-2.02%	-0.40%	2.98%
PIMCO Unconstrained Tax Managed Bond Fund Class P Shares After Taxes on Distributions	-2.07%	-0.60%	2.56%
PIMCO Unconstrained Tax Managed Bond Fund Class P Shares After Taxes on Distributions and Sale of Fund Shares	-1.03%	0.14%	2.28%
PIMCO Unconstrained Tax Managed Bond Fund Class D	-2.16%	-0.67%	2.68%
PIMCO Unconstrained Tax Managed Bond Fund Class D Shares After Taxes on Distributions	-2.20%	-0.83%	2.33%
PIMCO Unconstrained Tax Managed Bond Fund Class D Shares After Taxes on Distributions and Sale of Fund Shares	-1.15%	-0.10%	2.04%
PIMCO Unconstrained Tax Managed Bond Fund Class A	-2.16%	-0.67%	2.67%
PIMCO Unconstrained Tax Managed Bond Fund Class A (adjusted)	-5.81%	-4.39%	1.84%
PIMCO Unconstrained Tax Managed Bond Fund Class A (w/Sales Charge and After Taxes on Distributions)	-5.84%	-4.55%	1.49%
PIMCO Unconstrained Tax Managed Bond Fund Class A (w/Sales Charge and After Taxes on Distributions and Sale of Fund Shares)	-3.22%	-2.22%	1.39%
PIMCO Unconstrained Tax Managed Bond Fund Class C	-2.45%	-1.11%	1.99%
PIMCO Unconstrained Tax Managed Bond Fund Class C (adjusted)	-3.43%	-2.09%	1.99%
PIMCO Unconstrained Tax Managed Bond Fund Class C (w/Sales Charge and After Taxes on Distributions)	-3.43%	-2.21%	1.80%
PIMCO Unconstrained Tax Managed Bond Fund Class C (w/Sales Charge and After Taxes on Distributions and Sale of Fund Shares)	-1.93%	-1.01%	1.52%
3 Month USD LIBOR After Tax	0.09%	0.21%	0.30%
Lipper General Bond Funds Average	-2.40%	-0.20%	7.43%	**

All Fund returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 01/31/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.72% for the Institutional Class shares, 0.82% for Class P shares, 1.12% for Class D shares, 1.12% for Class A shares, and 1.87% for Class C shares.

Portfolio Insights

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The PIMCO Unconstrained Tax Managed Bond Fund seeks maximum long-term after tax return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

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Government and interest rate positioning was net positive for performance, as losses driven by intermediate and long positioning in the U.S. were more than offset by duration (or sensitivity to changes in market interest rates) hedging, via swaps in the U.S. and the eurozone, as swap rates rose over the reporting period.

»	Short exposure to corporates detracted from performance, driven primarily by buy-protection positions in CDX/iTraxx indexes as spreads tightened over the reporting period.

»	Net long exposure to the securitized sector added to returns as these securities marginally increased in price.

»	Exposure to emerging markets detracted from performance, driven primarily by long exposure to interest rates in Brazil as rates rose over the reporting period.

»	Exposure to municipal bonds detracted from returns as these holdings generally declined in value over the reporting period.

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Currency positions added to performance, driven primarily by the Fund’s short exposure to the Australian dollar and Japanese yen (which experienced negative total returns over the reporting period). Short exposure to the euro, which appreciated, partially offset net gains in currency positioning.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	15

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2013 to September 30, 2013 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Beginning Account Value (04/01/13)	Ending Account Value (09/30/13)	Expenses Paid During Period*	Beginning Account Value (04/01/13)	Ending Account Value (09/30/13)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO California Intermediate Municipal Bond Fund
Institutional Class	$1,000.00	$981.90	$2.21	$1,000.00	$1,022.84	$2.26	0.445%
Class P	1,000.00	981.40	2.71	1,000.00	1,022.34	2.76	0.545
Class D	1,000.00	980.20	3.85	1,000.00	1,021.18	3.93	0.775
Class A	1,000.00	980.20	3.85	1,000.00	1,021.18	3.93	0.775
Class C	1,000.00	976.60	7.56	1,000.00	1,017.42	7.71	1.525
PIMCO California Municipal Bond Fund
Institutional Class	$1,000.00	$973.70	$2.18	$1,000.00	$1,022.86	$2.23	0.44%
Class P	1,000.00	973.20	2.67	1,000.00	1,022.36	2.74	0.54
Class D	1,000.00	972.00	3.91	1,000.00	1,021.11	4.00	0.79
Class A	1,000.00	972.00	3.91	1,000.00	1,021.11	4.00	0.79
Class C	1,000.00	968.30	7.60	1,000.00	1,017.35	7.79	1.54
PIMCO California Short Duration Municipal Income Fund
Institutional Class	$1,000.00	$999.50	$1.65	$1,000.00	$1,023.41	$1.67	0.33%
Class P	1,000.00	999.00	2.15	1,000.00	1,022.91	2.18	0.43
Class D	1,000.00	997.50	3.66	1,000.00	1,021.41	3.70	0.73
Class A	1,000.00	997.50	3.66	1,000.00	1,021.41	3.70	0.73
Class C	1,000.00	996.00	5.15	1,000.00	1,019.90	5.22	1.03

16	PIMCO TAX-EFFICIENT STRATEGY FUNDS

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Beginning Account Value (04/01/13)	Ending Account Value (09/30/13)	Expenses Paid During Period*	Beginning Account Value (04/01/13)	Ending Account Value (09/30/13)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO High Yield Municipal Bond Fund
Institutional Class	$1,000.00	$934.70	$2.67	$1,000.00	$1,022.31	$2.79	0.55%
Class P	1,000.00	934.20	3.15	1,000.00	1,021.81	3.29	0.65
Class D	1,000.00	933.30	4.12	1,000.00	1,020.81	4.31	0.85
Class A	1,000.00	933.30	4.12	1,000.00	1,020.81	4.31	0.85
Class C	1,000.00	929.80	7.74	1,000.00	1,017.05	8.09	1.60
PIMCO Municipal Bond Fund
Institutional Class	$1,000.00	$957.90	$2.16	$1,000.00	$1,022.86	$2.23	0.44%
Class P	1,000.00	957.50	2.65	1,000.00	1,022.36	2.74	0.54
Administrative Class	1,000.00	956.70	3.38	1,000.00	1,021.61	3.50	0.69
Class D	1,000.00	956.40	3.68	1,000.00	1,021.31	3.80	0.75
Class A	1,000.00	956.50	3.68	1,000.00	1,021.31	3.80	0.75
Class B	1,000.00	952.90	7.34	1,000.00	1,017.55	7.59	1.50
Class C	1,000.00	954.10	6.12	1,000.00	1,018.80	6.33	1.25
PIMCO National Intermediate Municipal Bond Fund
Institutional Class	$1,000.00	$976.80	$2.23	$1,000.00	$1,022.81	$2.28	0.45%
Class P	1,000.00	976.40	2.73	1,000.00	1,022.31	2.79	0.55
Class D	1,000.00	975.10	3.96	1,000.00	1,021.06	4.05	0.80
Class A	1,000.00	975.10	3.96	1,000.00	1,021.06	4.05	0.80
Class C	1,000.00	972.70	6.43	1,000.00	1,018.55	6.58	1.30
PIMCO New York Municipal Bond Fund
Institutional Class	$1,000.00	$966.20	$2.19	$1,000.00	$1,022.84	$2.26	0.445%
Class P	1,000.00	965.70	2.69	1,000.00	1,022.34	2.76	0.545
Class D	1,000.00	964.60	3.82	1,000.00	1,021.18	3.93	0.775
Class A	1,000.00	964.60	3.82	1,000.00	1,021.18	3.93	0.775
Class C	1,000.00	961.00	7.50	1,000.00	1,017.42	7.71	1.525
PIMCO Short Duration Municipal Income Fund
Institutional Class	$1,000.00	$998.00	$1.65	$1,000.00	$1,023.41	$1.67	0.33%
Class P	1,000.00	997.50	2.15	1,000.00	1,022.91	2.18	0.43
Administrative Class	1,000.00	998.10	2.60	1,000.00	1,022.46	2.64	0.52
Class D	1,000.00	996.00	3.65	1,000.00	1,021.41	3.70	0.73
Class A	1,000.00	996.00	3.65	1,000.00	1,021.41	3.70	0.73
Class C	1,000.00	994.60	5.05	1,000.00	1,020.00	5.11	1.01
PIMCO Tax Managed Real Return Fund
Institutional Class	$1,000.00	$960.90	$2.21	$1,000.00	$1,022.81	$2.28	0.45%
Class P	1,000.00	960.40	2.70	1,000.00	1,022.31	2.79	0.55
Class D	1,000.00	959.00	4.17	1,000.00	1,020.81	4.31	0.85
Class A	1,000.00	959.00	4.17	1,000.00	1,020.81	4.31	0.85
Class C	1,000.00	956.60	6.62	1,000.00	1,018.30	6.83	1.35
PIMCO Unconstrained Tax Managed Bond Fund
Institutional Class	$1,000.00	$980.30	$3.48	$1,000.00	$1,021.56	$3.55	0.70%
Class P	1,000.00	979.80	3.97	1,000.00	1,021.06	4.05	0.80
Class D	1,000.00	978.40	5.46	1,000.00	1,019.55	5.57	1.10
Class A	1,000.00	978.40	5.46	1,000.00	1,019.55	5.57	1.10
Class C	1,000.00	975.50	7.82	1,000.00	1,017.15	7.99	1.58

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

** The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in note 8 in the Notes to Financial Statements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	17

Benchmark Descriptions

Index	Description

3 Month USD LIBOR After Tax	3 Month USD LIBOR After Tax. LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market. It is not possible to invest directly in an unmanaged index.

60% Barclays High Yield Municipal Bond Index/40% Barclays Municipal Bond Index	60% Barclays High Yield Municipal Bond Index/40% Barclays Municipal Bond Index. The Barclays High Yield Municipal Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. The Barclays Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment-grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index.

Barclays 1 Year Municipal Bond Index	Barclays 1 Year Municipal Bond Index is an unmanaged index comprised of national municipal bond issues having a maturity of at least one year and less than two years. It is not possible to invest directly in an unmanaged index.

Barclays 20 Year (17-22 Year) New York Municipal Bond Index	The Barclays 20 Year (17-22 Year) New York Municipal Bond Index is the 20 year (17-22) component of the Barclays New York Municipal Bond Index, which consists of a broad selection of investment-grade general obligation and revenue bonds of New York issuers of maturities ranging from 17 to 22 years. It is an unmanaged index representative of the tax-exempt New York municipal bond market. It is not possible to invest directly in an unmanaged index.

Barclays California 1 Year Municipal Bond Index	Barclays California 1 Year Municipal Bond Index is an unmanaged index comprised of California Municipal Bond issues having a maturity of at least one year and less than two years. It is not possible to invest directly in an unmanaged index.

Barclays California Intermediate Municipal Bond Index	Barclays California Intermediate Municipal Bond Index is an unmanaged index comprised of California Municipal Bond issues having maturities of at least five years and less than ten years and consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index.

Barclays California Municipal Bond Index	The Barclays California Municipal Bond Index is the California component of the Barclays Municipal Bond Index, which consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment-grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index.

Barclays Municipal 20 Year Index (17-22 Year)	Barclays Municipal 20 Year Index (17-22 Year) is the 20 Year (17-22) component of the Municipal Bond index, which consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from 17 to 22 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment-grade municipal bonds issued after 12/31/90 having a maturity ranging from 17 to 22 years. It is not possible to invest directly in an unmanaged index.

Barclays Municipal Bond 1-10 Year Blend (1-12) Index	Barclays Municipal Bond 1-10 Year Blend (1-12) Index consists of a broad selection of investment-grade general obligation bonds and revenue bonds of maturities ranging from one year to 22 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index.

Barclays Municipal Bond 1-20 Year Blend (1-22) Index	Barclays Municipal Bond 1-20 Year Blend (1-22) Index is the 1-20 Year Blend (1-22) component of the Barclays Municipal Bond Index, which consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 22 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment-grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index.

18	PIMCO TAX-EFFICIENT STRATEGY FUNDS

Index	Description

Barclays Municipal Bond Index	Barclays Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index.

Barclays New York Insured Municipal Bond Index	Barclays New York Insured Municipal Bond Index is an unmanaged index comprised of a broad selection of insured general obligation and revenue bonds of New York issuers with remaining maturities ranging from one year to 30 years. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Aggregate Index	Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays U.S. TIPS Index	Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Inflation Notes Index. It is not possible to invest directly in an unmanaged index.

Dow Jones-UBS Commodity Index Total Return	Dow Jones-UBS Commodity Index Total Return is an unmanaged index composed of futures contracts on 20 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

MSCI Emerging Markets Index (Net Dividends in USD)	The MSCI Emerging Markets Index (Net Dividends in USD) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in the index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 24 developed market country indices. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	19

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO California Intermediate Municipal Bond Fund
Institutional Class
04/01/2013 - 09/30/2013+	$9.86	$0.10	$(0.28)	$(0.18)	$(0.10)	$0.00	$(0.10)
03/31/2013	9.67	0.27	0.18	0.45	(0.26)	0.00	(0.26)
03/31/2012	9.29	0.32	0.39	0.71	(0.33)	0.00	(0.33)
03/31/2011	9.39	0.36	(0.10)	0.26	(0.36)	0.00	(0.36)
03/31/2010	8.72	0.37	0.67	1.04	(0.37)	0.00	(0.37)
03/31/2009	9.47	0.39	(0.73)	(0.34)	(0.41)	0.00	(0.41)
Class P
04/01/2013 - 09/30/2013+	9.86	0.10	(0.28)	(0.18)	(0.10)	0.00	(0.10)
03/31/2013	9.67	0.26	0.18	0.44	(0.25)	0.00	(0.25)
03/31/2012	9.29	0.30	0.40	0.70	(0.32)	0.00	(0.32)
03/31/2011	9.39	0.35	(0.10)	0.25	(0.35)	0.00	(0.35)
03/31/2010	8.72	0.36	0.67	1.03	(0.36)	0.00	(0.36)
04/30/2008 - 03/31/2009+	9.50	0.36	(0.77)	(0.41)	(0.37)	0.00	(0.37)
Class D
04/01/2013 - 09/30/2013+	9.86	0.09	(0.28)	(0.19)	(0.09)	0.00	(0.09)
03/31/2013	9.67	0.24	0.18	0.42	(0.23)	0.00	(0.23)
03/31/2012	9.29	0.28	0.40	0.68	(0.30)	0.00	(0.30)
03/31/2011	9.39	0.33	(0.10)	0.23	(0.33)	0.00	(0.33)
03/31/2010	8.72	0.34	0.67	1.01	(0.34)	0.00	(0.34)
03/31/2009	9.47	0.37	(0.74)	(0.37)	(0.38)	0.00	(0.38)
Class A
04/01/2013 - 09/30/2013+	9.86	0.09	(0.28)	(0.19)	(0.09)	0.00	(0.09)
03/31/2013	9.67	0.24	0.18	0.42	(0.23)	0.00	(0.23)
03/31/2012	9.29	0.28	0.40	0.68	(0.30)	0.00	(0.30)
03/31/2011	9.39	0.33	(0.10)	0.23	(0.33)	0.00	(0.33)
03/31/2010	8.72	0.34	0.67	1.01	(0.34)	0.00	(0.34)
03/31/2009	9.47	0.37	(0.74)	(0.37)	(0.38)	0.00	(0.38)
Class C
04/01/2013 - 09/30/2013+	9.86	0.05	(0.28)	(0.23)	(0.05)	0.00	(0.05)
03/31/2013	9.67	0.16	0.18	0.34	(0.15)	0.00	(0.15)
03/31/2012	9.29	0.21	0.40	0.61	(0.23)	0.00	(0.23)
03/31/2011	9.39	0.25	(0.09)	0.16	(0.26)	0.00	(0.26)
08/31/2009 - 03/31/2010	9.15	0.14	0.25	0.39	(0.15)	0.00	(0.15)

PIMCO California Municipal Bond Fund
Institutional Class
04/01/2013 - 09/30/2013+	$10.14	$0.11	$(0.38)	$(0.27)	$(0.10)	$0.00	$(0.10)
05/31/2012 - 03/31/2013	10.00	0.19	0.17	0.36	(0.19)	(0.03)	(0.22)
Class P
04/01/2013 - 09/30/2013+	10.14	0.10	(0.37)	(0.27)	(0.10)	0.00	(0.10)
05/31/2012 - 03/31/2013	10.00	0.18	0.17	0.35	(0.18)	(0.03)	(0.21)
Class D
04/01/2013 - 09/30/2013+	10.14	0.09	(0.37)	(0.28)	(0.09)	0.00	(0.09)
05/31/2012 - 03/31/2013	10.00	0.17	0.16	0.33	(0.16)	(0.03)	(0.19)
Class A
04/01/2013 - 09/30/2013+	10.14	0.09	(0.37)	(0.28)	(0.09)	0.00	(0.09)
05/31/2012 - 03/31/2013	10.00	0.17	0.16	0.33	(0.16)	(0.03)	(0.19)
Class C
04/01/2013 - 09/30/2013+	10.14	0.05	(0.37)	(0.32)	(0.05)	0.00	(0.05)
05/31/2012 - 03/31/2013	10.00	0.11	0.16	0.27	(0.10)	(0.03)	(0.13)

PIMCO California Short Duration Municipal Income Fund
Institutional Class
04/01/2013 - 09/30/2013+	$9.98	$0.05	$(0.05)	$0.00	$(0.05)	$0.00	$(0.05)
03/31/2013	10.02	0.11	(0.04)	0.07	(0.11)	0.00	(0.11)
03/31/2012	10.10	0.14	(0.07)	0.07	(0.15)	0.00	(0.15)
03/31/2011	10.13	0.15	(0.03)	0.12	(0.15)	0.00	(0.15)
03/31/2010	9.99	0.20	0.14	0.34	(0.20)	0.00	(0.20)
03/31/2009	9.99	0.28	0.02	0.30	(0.30)	0.00	(0.30)

Please see footnotes on page 30.

20	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$9.58	(1.81)%	$74,148	0.44	5%*	0.44	5%*	0.44	5%*	0.44	5%*	2.15	%*	48%
9.86	4.69	88,914	0.44	5	0.44	5	0.44	5	0.44	5	2.72		21
9.67	7.81	44,760	0.44	5	0.44	5	0.44	5	0.44	5	3.33		32
9.29	2.75	46,484	0.44	5	0.44	5	0.44	5	0.44	5	3.77		22
9.39	12.12	46,641	0.44	5	0.44	5	0.44	5	0.44	5	4.06		47
8.72	(3.67)	65,751	0.44	5	0.44	5	0.44	5	0.44	5	4.34		72

9.58	(1.86)	10,815	0.54	5*	0.54	5*	0.54	5*	0.54	5*	2.05	*	48
9.86	4.59	14,380	0.54	5	0.54	5	0.54	5	0.54	5	2.63		21
9.67	7.70	7,150	0.54	5	0.54	5	0.54	5	0.54	5	3.18		32
9.29	2.65	3,676	0.54	5	0.54	5	0.54	5	0.54	5	3.69		22
9.39	12.01	1,562	0.54	5	0.54	5	0.54	5	0.54	5	3.86		47
8.72	(4.40)	9	0.54	5*	0.54	5*	0.54	5*	0.54	5*	4.37	*	72

9.58	(1.98)	4,980	0.77	5*	0.77	5*	0.77	5*	0.77	5*	1.81	*	48
9.86	4.35	5,664	0.77	5	0.77	5	0.77	5	0.77	5	2.42		21
9.67	7.45	5,197	0.77	5	0.77	5	0.77	5	0.77	5	2.99		32
9.29	2.41	5,637	0.77	5	0.77	5	0.77	5	0.77	5	3.46		22
9.39	11.76	5,096	0.77	5	0.77	5	0.77	5	0.77	5	3.69		47
8.72	(3.99)	2,958	0.77	5	0.77	5	0.77	5	0.77	5	4.05		72

9.58	(1.98)	49,361	0.77	5*	0.77	5*	0.77	5*	0.77	5*	1.83	*	48
9.86	4.35	62,695	0.77	5	0.77	5	0.77	5	0.77	5	2.43		21
9.67	7.45	60,685	0.77	5	0.77	5	0.77	5	0.77	5	2.95		32
9.29	2.41	37,061	0.77	5	0.77	5	0.77	5	0.77	5	3.45		22
9.39	11.75	32,593	0.77	5	0.77	5	0.77	5	0.77	5	3.73		47
8.72	(3.99)	39,954	0.77	5	0.77	5	0.77	5	0.77	5	4.05		72

9.58	(2.34)	10,444	1.52	5*	1.52	5*	1.52	5*	1.52	5*	1.07	*	48
9.86	3.57	13,823	1.52	5	1.52	5	1.52	5	1.52	5	1.67		21
9.67	6.65	10,810	1.52	5	1.52	5	1.52	5	1.52	5	2.19		32
9.29	1.65	5,819	1.52	5	1.52	5	1.52	5	1.52	5	2.67		22
9.39	4.33	419	1.52	5*	1.52	5*	1.52	5*	1.52	5*	2.64	*	47

$9.77	(2.63)%	$3,735	0.44	%*	0.44	%*	0.44	%*	0.44	%*	2.14	%*	42%
10.14	3.58	3,898	0.44	*	1.26	*	0.44	*	1.26	*	2.29	*	22

9.77	(2.68)	128	0.54	*	0.54	*	0.54	*	0.54	*	2.04	*	42
10.14	3.50	132	0.54	*	3.21	*	0.54	*	3.21	*	2.16	*	22

9.77	(2.80)	352	0.79	*	0.79	*	0.79	*	0.79	*	1.79	*	42
10.14	3.30	353	0.79	*	2.18	*	0.79	*	2.18	*	1.99	*	22

9.77	(2.80)	1,656	0.79	*	0.79	*	0.79	*	0.79	*	1.79	*	42
10.14	3.30	1,745	0.79	*	2.13	*	0.79	*	2.13	*	1.96	*	22

9.77	(3.17)	143	1.54	*	1.54	*	1.54	*	1.54	*	1.03	*	42
10.14	2.69	73	1.54	*	2.55	*	1.54	*	2.55	*	1.26	*	22

$9.93	(0.05)%	$63,286	0.33	%*	0.33	%*	0.33	%*	0.33	%*	0.90	%*	24%
9.98	0.72	63,300	0.33		0.33		0.33		0.33		1.13		37
10.02	0.72	73,010	0.33		0.33		0.33		0.33		1.42		19
10.10	1.22	79,778	0.33		0.33		0.33		0.33		1.49		64
10.13	3.46	106,163	0.33	(b)	0.33	(b)	0.33	(b)	0.33	(b)	1.98		59
9.99	3.03	88,779	0.35		0.35		0.35		0.35		2.81		173

Please see footnotes on page 30.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	21

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO California Short Duration Municipal Income Fund (Cont.)
Class P
04/01/2013 - 09/30/2013+	$9.98	$0.04	$(0.05)	$(0.01)	$(0.04)	$0.00	$(0.04)
03/31/2013	10.02	0.10	(0.04)	0.06	(0.10)	0.00	(0.10)
03/31/2012	10.10	0.13	(0.07)	0.06	(0.14)	0.00	(0.14)
03/31/2011	10.13	0.14	(0.03)	0.11	(0.14)	0.00	(0.14)
03/31/2010	9.99	0.17	0.16	0.33	(0.19)	0.00	(0.19)
05/30/2008 - 03/31/2009	9.99	0.21	0.03	0.24	(0.24)	0.00	(0.24)
Class D
04/01/2013 - 09/30/2013+	9.98	0.03	(0.05)	(0.02)	(0.03)	0.00	(0.03)
03/31/2013	10.02	0.07	(0.04)	0.03	(0.07)	0.00	(0.07)
03/31/2012	10.10	0.10	(0.07)	0.03	(0.11)	0.00	(0.11)
03/31/2011	10.13	0.11	(0.03)	0.08	(0.11)	0.00	(0.11)
03/31/2010	9.99	0.16	0.14	0.30	(0.16)	0.00	(0.16)
03/31/2009	9.99	0.24	0.02	0.26	(0.26)	0.00	(0.26)
Class A
04/01/2013 - 09/30/2013+	9.98	0.03	(0.05)	(0.02)	(0.03)	0.00	(0.03)
03/31/2013	10.02	0.07	(0.04)	0.03	(0.07)	0.00	(0.07)
03/31/2012	10.10	0.10	(0.07)	0.03	(0.11)	0.00	(0.11)
03/31/2011	10.13	0.11	(0.03)	0.08	(0.11)	0.00	(0.11)
03/31/2010	9.99	0.15	0.15	0.30	(0.16)	0.00	(0.16)
03/31/2009	9.99	0.24	0.02	0.26	(0.26)	0.00	(0.26)
Class C
04/01/2013 - 09/30/2013+	9.98	0.01	(0.05)	(0.04)	(0.01)	0.00	(0.01)
03/31/2013	10.02	0.04	(0.04)	0.00	(0.04)	0.00	(0.04)
03/31/2012	10.10	0.07	(0.07)	0.00	(0.08)	0.00	(0.08)
03/31/2011	10.13	0.08	(0.02)	0.06	(0.09)	0.00	(0.09)
08/31/2009 - 03/31/2010	10.07	0.06	0.04	0.10	(0.04)	0.00	(0.04)

PIMCO High Yield Municipal Bond Fund
Institutional Class
04/01/2013 - 09/30/2013+	$8.89	$0.19	$(0.77)	$(0.58)	$(0.19)	$0.00	$(0.19)
03/31/2013	8.40	0.38	0.48	0.86	(0.37)	0.00	(0.37)
03/31/2012	7.73	0.43	0.69	1.12	(0.45)	0.00	(0.45)
03/31/2011	8.07	0.44	(0.34)	0.10	(0.44)	0.00	(0.44)
03/31/2010	6.76	0.44	1.31	1.75	(0.44)	0.00	(0.44)
03/31/2009	9.03	0.51	(2.27)	(1.76)	(0.51)	0.00	(0.51)
Class P
04/01/2013 - 09/30/2013+	8.89	0.19	(0.77)	(0.58)	(0.19)	0.00	(0.19)
03/31/2013	8.40	0.37	0.48	0.85	(0.36)	0.00	(0.36)
03/31/2012	7.73	0.42	0.69	1.11	(0.44)	0.00	(0.44)
03/31/2011	8.07	0.43	(0.33)	0.10	(0.44)	0.00	(0.44)
03/31/2010	6.76	0.42	1.32	1.74	(0.43)	0.00	(0.43)
04/30/2008 - 03/31/2009	9.15	0.46	(2.38)	(1.92)	(0.47)	0.00	(0.47)
Class D
04/01/2013 - 09/30/2013+	8.89	0.18	(0.77)	(0.59)	(0.18)	0.00	(0.18)
03/31/2013	8.40	0.35	0.49	0.84	(0.35)	0.00	(0.35)
03/31/2012	7.73	0.41	0.69	1.10	(0.43)	0.00	(0.43)
03/31/2011	8.07	0.42	(0.34)	0.08	(0.42)	0.00	(0.42)
03/31/2010	6.76	0.41	1.32	1.73	(0.42)	0.00	(0.42)
03/31/2009	9.03	0.49	(2.27)	(1.78)	(0.49)	0.00	(0.49)
Class A
04/01/2013 - 09/30/2013+	8.89	0.18	(0.77)	(0.59)	(0.18)	0.00	(0.18)
03/31/2013	8.40	0.35	0.49	0.84	(0.35)	0.00	(0.35)
03/31/2012	7.73	0.41	0.69	1.10	(0.43)	0.00	(0.43)
03/31/2011	8.07	0.42	(0.34)	0.08	(0.42)	0.00	(0.42)
03/31/2010	6.76	0.42	1.31	1.73	(0.42)	0.00	(0.42)
03/31/2009	9.03	0.49	(2.27)	(1.78)	(0.49)	0.00	(0.49)

Please see footnotes on page 30.

22	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$9.93	(0.10)%	$36,536	0.43	%*	0.43	%*	0.43	%*	0.43	%*	0.79	%*	24%
9.98	0.62	29,028	0.43		0.43		0.43		0.43		1.02		37
10.02	0.62	29,552	0.43		0.43		0.43		0.43		1.33		19
10.10	1.12	32,047	0.43		0.43		0.43		0.43		1.39		64
10.13	3.36	24,454	0.44	(b)	0.44	(b)	0.44	(b)	0.44	(b)	1.64		59
9.99	2.48	3,978	0.45	*	0.45	*	0.45	*	0.45	*	2.58	*	173

9.93	(0.25)	7,558	0.73	*	0.73	*	0.73	*	0.73	*	0.51	*	24
9.98	0.32	8,236	0.73		0.73		0.73		0.73		0.71		37
10.02	0.31	5,583	0.73		0.73		0.73		0.73		1.02		19
10.10	0.81	6,655	0.73		0.73		0.73		0.73		1.10		64
10.13	3.05	8,608	0.74	(b)	0.74	(b)	0.74	(b)	0.74	(b)	1.54		59
9.99	2.62	4,812	0.75		0.75		0.75		0.75		2.40		173

9.93	(0.25)	113,519	0.73	*	0.73	*	0.73	*	0.73	*	0.51	*	24
9.98	0.32	120,591	0.73		0.73		0.73		0.73		0.73		37
10.02	0.31	152,566	0.73		0.73		0.73		0.73		1.02		19
10.10	0.81	164,222	0.73		0.73		0.73		0.73		1.09		64
10.13	3.05	142,556	0.73	(b)	0.73	(b)	0.73	(b)	0.73	(b)	1.47		59
9.99	2.61	30,946	0.75		0.75		0.75		0.75		2.44		173

9.93	(0.40)	3,659	1.03	*	1.03	*	1.03	*	1.03	*	0.20	*	24
9.98	0.03	2,827	1.03		1.03		1.03		1.03		0.44		37
10.02	0.01	3,178	1.03		1.03		1.03		1.03		0.72		19
10.10	0.58	2,333	1.03		1.03		1.03		1.03		0.81		64
10.13	0.96	639	1.04	*(b)	1.04	*(b)	1.04	*(b)	1.04	*(b)	0.98	*	59

$8.12	(6.53)%	$59,074	0.55	%*	0.55	%*	0.55	%*	0.55	%*	4.56	%*	20%
8.89	10.42	89,801	0.54		0.55		0.54		0.55		4.29		73
8.40	14.83	105,682	0.54		0.55		0.54		0.55		5.37		33
7.73	1.18	65,829	0.54		0.55		0.54		0.55		5.42		25
8.07	26.44	80,986	0.54		0.55		0.54		0.55		5.73		76
6.76	(20.02)	70,598	0.54		0.55		0.54		0.55		6.29		140

8.12	(6.58)	33,951	0.65	*	0.65	*	0.65	*	0.65	*	4.47	*	20
8.89	10.31	35,961	0.64		0.65		0.64		0.65		4.21		73
8.40	14.72	17,072	0.64		0.65		0.64		0.65		5.19		33
7.73	1.08	6,462	0.64		0.65		0.64		0.65		5.38		25
8.07	26.31	3,134	0.64		0.65		0.64		0.65		5.40		76
6.76	(21.48)	8	0.64	*	0.65	*	0.64	*	0.65	*	6.38	*	140

8.12	(6.67)	18,294	0.85	*	0.85	*	0.85	*	0.85	*	4.24	*	20
8.89	10.11	37,642	0.84		0.85		0.84		0.85		4.03		73
8.40	14.55	27,948	0.79		0.85		0.79		0.85		5.15		33
7.73	0.93	20,504	0.79		0.85		0.79		0.85		5.15		25
8.07	26.13	27,561	0.79		0.85		0.79		0.85		5.35		76
6.76	(20.22)	11,834	0.79		0.85		0.79		0.85		6.09		140

8.12	(6.67)	133,453	0.85	*	0.85	*	0.85	*	0.85	*	4.27	*	20
8.89	10.11	186,544	0.84		0.85		0.84		0.85		4.03		73
8.40	14.55	151,515	0.79		0.85		0.79		0.85		5.09		33
7.73	0.93	79,844	0.79		0.85		0.79		0.85		5.18		25
8.07	26.13	92,096	0.79		0.85		0.79		0.85		5.44		76
6.76	(20.22)	57,044	0.79		0.85		0.79		0.85		6.17		140

Please see footnotes on page 30.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	23

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO High Yield Municipal Bond Fund (Cont.)
Class C
04/01/2013 - 09/30/2013+	$8.89	$0.15	$(0.77)	$(0.62)	$(0.15)	$0.00	$(0.15)
03/31/2013	8.40	0.29	0.48	0.77	(0.28)	0.00	(0.28)
03/31/2012	7.73	0.35	0.68	1.03	(0.36)	0.00	(0.36)
03/31/2011	8.07	0.36	(0.34)	0.02	(0.36)	0.00	(0.36)
03/31/2010	6.76	0.36	1.32	1.68	(0.37)	0.00	(0.37)
03/31/2009	9.03	0.43	(2.27)	(1.84)	(0.43)	0.00	(0.43)

PIMCO Municipal Bond Fund
Institutional Class
04/01/2013 - 09/30/2013+	$9.71	$0.15	$(0.56)	$(0.41)	$(0.15)	$0.00	$(0.15)
03/31/2013	9.39	0.32	0.31	0.63	(0.31)	0.00	(0.31)
03/31/2012	8.68	0.38	0.71	1.09	(0.38)	0.00	(0.38)
03/31/2011	8.89	0.39	(0.21)	0.18	(0.39)	0.00	(0.39)
03/31/2010	7.85	0.38	1.04	1.42	(0.38)	0.00	(0.38)
03/31/2009	9.67	0.43	(1.81)	(1.38)	(0.44)	0.00	(0.44)
Class P
04/01/2013 - 09/30/2013+	9.71	0.15	(0.56)	(0.41)	(0.15)	0.00	(0.15)
03/31/2013	9.39	0.31	0.31	0.62	(0.30)	0.00	(0.30)
03/31/2012	8.68	0.35	0.73	1.08	(0.37)	0.00	(0.37)
03/31/2011	8.89	0.38	(0.21)	0.17	(0.38)	0.00	(0.38)
03/31/2010	7.85	0.36	1.05	1.41	(0.37)	0.00	(0.37)
04/30/2008 - 03/31/2009	9.81	0.39	(1.95)	(1.56)	(0.40)	0.00	(0.40)
Administrative Class
04/01/2013 - 09/30/2013+	9.71	0.14	(0.56)	(0.42)	(0.14)	0.00	(0.14)
03/31/2013	9.39	0.31	0.31	0.62	(0.30)	0.00	(0.30)
03/31/2012	8.68	0.36	0.71	1.07	(0.36)	0.00	(0.36)
03/31/2011	8.89	0.37	(0.21)	0.16	(0.37)	0.00	(0.37)
03/31/2010	7.85	0.35	1.04	1.39	(0.35)	0.00	(0.35)
03/31/2009	9.67	0.41	(1.81)	(1.40)	(0.42)	0.00	(0.42)
Class D
04/01/2013 - 09/30/2013+	9.71	0.14	(0.56)	(0.42)	(0.14)	0.00	(0.14)
03/31/2013	9.39	0.29	0.31	0.60	(0.28)	0.00	(0.28)
03/31/2012	8.68	0.35	0.71	1.06	(0.35)	0.00	(0.35)
03/31/2011	8.89	0.36	(0.21)	0.15	(0.36)	0.00	(0.36)
03/31/2010	7.85	0.35	1.04	1.39	(0.35)	0.00	(0.35)
03/31/2009	9.67	0.41	(1.82)	(1.41)	(0.41)	0.00	(0.41)
Class A
04/01/2013 - 09/30/2013+	9.71	0.14	(0.56)	(0.42)	(0.14)	0.00	(0.14)
03/31/2013	9.39	0.29	0.31	0.60	(0.28)	0.00	(0.28)
03/31/2012	8.68	0.34	0.72	1.06	(0.35)	0.00	(0.35)
03/31/2011	8.89	0.36	(0.21)	0.15	(0.36)	0.00	(0.36)
03/31/2010	7.85	0.35	1.04	1.39	(0.35)	0.00	(0.35)
03/31/2009	9.67	0.40	(1.81)	(1.41)	(0.41)	0.00	(0.41)
Class B
04/01/2013 - 09/30/2013+	9.71	0.10	(0.56)	(0.46)	(0.10)	0.00	(0.10)
03/31/2013	9.39	0.22	0.31	0.53	(0.21)	0.00	(0.21)
03/31/2012	8.68	0.29	0.71	1.00	(0.29)	0.00	(0.29)
03/31/2011	8.89	0.30	(0.22)	0.08	(0.29)	0.00	(0.29)
03/31/2010	7.85	0.29	1.03	1.32	(0.28)	0.00	(0.28)
03/31/2009	9.67	0.34	(1.81)	(1.47)	(0.35)	0.00	(0.35)
Class C
04/01/2013 - 09/30/2013+	9.71	0.12	(0.56)	(0.44)	(0.12)	0.00	(0.12)
03/31/2013	9.39	0.25	0.31	0.56	(0.24)	0.00	(0.24)
03/31/2012	8.68	0.30	0.72	1.02	(0.31)	0.00	(0.31)
03/31/2011	8.89	0.32	(0.21)	0.11	(0.32)	0.00	(0.32)
03/31/2010	7.85	0.31	1.04	1.35	(0.31)	0.00	(0.31)
03/31/2009	9.67	0.36	(1.81)	(1.45)	(0.37)	0.00	(0.37)

Please see footnotes on page 30.

24	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$8.12	(7.02)%	$59,375	1.60	%*	1.60	%*	1.60	%*	1.60	%*	3.52	%*	20%
8.89	9.29	73,979	1.59		1.60		1.59		1.60		3.29		73
8.40	13.70	53,374	1.54		1.60		1.54		1.60		4.39		33
7.73	0.18	38,972	1.54		1.60		1.54		1.60		4.43		25
8.07	25.19	44,149	1.54		1.60		1.54		1.60		4.68		76
6.76	(20.82)	25,229	1.54		1.60		1.54		1.60		5.42		140

$9.15	(4.21)%	$119,211	0.44	%*	0.44	%*	0.44	%*	0.44	%*	3.28	%*	61%
9.71	6.83	133,513	0.44		0.44		0.44		0.44		3.36		39
9.39	12.83	116,980	0.44		0.44		0.44		0.44		4.16		76
8.68	1.97	91,383	0.44		0.44		0.44		0.44		4.35		22
8.89	18.28	200,010	0.45	(c)	0.45	(c)	0.45	(c)	0.45	(c)	4.42		51
7.85	(14.59)	276,813	0.46	5	0.46	5	0.46	5	0.46	5	4.85		100

9.15	(4.25)	72,738	0.54	*	0.54	*	0.54	*	0.54	*	3.18	*	61
9.71	6.72	97,022	0.54		0.54		0.54		0.54		3.24		39
9.39	12.72	45,437	0.54		0.54		0.54		0.54		3.83		76
8.68	1.87	3,160	0.54		0.54		0.54		0.54		4.27		22
8.89	18.16	2,191	0.55	(c)	0.55	(c)	0.55	(c)	0.55	(c)	4.17		51
7.85	(16.19)	8	0.56	6*	0.56	6*	0.56	6*	0.56	6*	4.83	*	100

9.15	(4.33)	244	0.69	*	0.69	*	0.69	*	0.69	*	2.99	*	61
9.71	6.72	834	0.69		0.69		0.69		0.69		3.18		39
9.39	12.56	388	0.69		0.69		0.69		0.69		4.02		76
8.68	1.71	1,029	0.69		0.69		0.69		0.69		4.12		22
8.89	17.99	934	0.70	(c)	0.70	(c)	0.70	(c)	0.70	(c)	4.11		51
7.85	(14.81)	791	0.71	5	0.71	5	0.71	5	0.71	5	4.62		100

9.15	(4.36)	10,440	0.75	*	0.75	*	0.75	*	0.75	*	2.96	*	61
9.71	6.50	19,058	0.75		0.75		0.75		0.75		3.05		39
9.39	12.49	16,002	0.75		0.75		0.75		0.75		3.85		76
8.68	1.65	11,471	0.75		0.75		0.75		0.75		4.04		22
8.89	17.92	18,255	0.76	(c)	0.76	(c)	0.76	(c)	0.76	(c)	4.12		51
7.85	(14.86)	19,516	0.77	5	0.77	5	0.77	5	0.77	5	4.49		100

9.15	(4.35)	236,628	0.75	*	0.75	*	0.75	*	0.75	*	2.97	*	61
9.71	6.50	308,347	0.75		0.75		0.75		0.75		3.05		39
9.39	12.48	247,869	0.75		0.75		0.75		0.75		3.79		76
8.68	1.65	99,479	0.75		0.75		0.75		0.75		4.05		22
8.89	17.92	119,541	0.76	(c)	0.76	(c)	0.76	(c)	0.76	(c)	4.05		51
7.85	(14.86)	87,958	0.77	5	0.77	5	0.77	5	0.77	5	4.55		100

9.15	(4.71)	595	1.50	*	1.50	*	1.50	*	1.50	*	2.22	*	61
9.71	5.71	806	1.50		1.50		1.50		1.50		2.33		39
9.39	11.65	1,447	1.50		1.50		1.50		1.50		3.20		76
8.68	0.89	3,611	1.50		1.50		1.50		1.50		3.30		22
8.89	17.02	10,332	1.51	(c)	1.51	(c)	1.51	(c)	1.51	(c)	3.34		51
7.85	(15.50)	13,727	1.52	6	1.52	6	1.52	6	1.52	6	3.76		100

9.15	(4.59)	113,257	1.25	*	1.25	*	1.25	*	1.25	*	2.47	*	61
9.71	5.97	137,055	1.25		1.25		1.25		1.25		2.55		39
9.39	11.92	104,218	1.25		1.25		1.25		1.25		3.31		76
8.68	1.15	56,714	1.25		1.25		1.25		1.25		3.55		22
8.89	17.33	64,500	1.26	(c)	1.26	(c)	1.26	(c)	1.26	(c)	3.56		51
7.85	(15.28)	53,405	1.27	5	1.27	5	1.27	5	1.27	5	4.05		100

Please see footnotes on page 30.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	25

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO National Intermediate Municipal Bond Fund
Institutional Class
04/01/2013 - 09/30/2013+	$10.28	$0.09	$(0.33)	$(0.24)	$(0.08)	$0.00	$(0.08)
05/31/2012 - 03/31/2013	10.00	0.12	0.30	0.42	(0.12)	(0.02)	(0.14)
Class P
04/01/2013 - 09/30/2013+	10.28	0.08	(0.32)	(0.24)	(0.08)	0.00	(0.08)
05/31/2012 - 03/31/2013	10.00	0.11	0.30	0.41	(0.11)	(0.02)	(0.13)
Class D
04/01/2013 - 09/30/2013+	10.28	0.07	(0.33)	(0.26)	(0.06)	0.00	(0.06)
05/31/2012 - 03/31/2013	10.00	0.09	0.30	0.39	(0.09)	(0.02)	(0.11)
Class A
04/01/2013 - 09/30/2013+	10.28	0.07	(0.33)	(0.26)	(0.06)	0.00	(0.06)
05/31/2012 - 03/31/2013	10.00	0.09	0.30	0.39	(0.09)	(0.02)	(0.11)
Class C
04/01/2013 - 09/30/2013+	10.28	0.05	(0.33)	(0.28)	(0.04)	0.00	(0.04)
05/31/2012 - 03/31/2013	10.00	0.05	0.30	0.35	(0.05)	(0.02)	(0.07)

PIMCO New York Municipal Bond Fund
Institutional Class
04/01/2013 - 09/30/2013+	$11.36	$0.19	$(0.57)	$(0.38)	$(0.19)	$0.00	$(0.19)
03/31/2013	11.13	0.38	0.22	0.60	(0.37)	0.00	(0.37)
03/31/2012	10.58	0.41	0.57	0.98	(0.43)	0.00	(0.43)
03/31/2011	10.79	0.40	(0.21)	0.19	(0.40)	0.00	(0.40)
03/31/2010	10.13	0.41	0.66	1.07	(0.41)	0.00	(0.41)
03/31/2009	10.68	0.40	(0.51)	(0.11)	(0.42)	(0.02)	(0.44)
Class P
04/01/2013 - 09/30/2013+	11.36	0.18	(0.57)	(0.39)	(0.18)	0.00	(0.18)
03/31/2013	11.13	0.37	0.21	0.58	(0.35)	0.00	(0.35)
03/31/2012	10.58	0.40	0.57	0.97	(0.42)	0.00	(0.42)
11/19/2010 - 03/31/2011	10.87	0.15	(0.30)	(0.15)	(0.14)	0.00	(0.14)
Class D
04/01/2013 - 09/30/2013+	11.36	0.17	(0.57)	(0.40)	(0.17)	0.00	(0.17)
03/31/2013	11.13	0.34	0.22	0.56	(0.33)	0.00	(0.33)
03/31/2012	10.58	0.38	0.56	0.94	(0.39)	0.00	(0.39)
03/31/2011	10.79	0.36	(0.21)	0.15	(0.36)	0.00	(0.36)
03/31/2010	10.13	0.38	0.66	1.04	(0.38)	0.00	(0.38)
03/31/2009	10.68	0.36	(0.51)	(0.15)	(0.38)	(0.02)	(0.40)
Class A
04/01/2013 - 09/30/2013+	11.36	0.17	(0.57)	(0.40)	(0.17)	0.00	(0.17)
03/31/2013	11.13	0.34	0.22	0.56	(0.33)	0.00	(0.33)
03/31/2012	10.58	0.38	0.56	0.94	(0.39)	0.00	(0.39)
03/31/2011	10.79	0.36	(0.21)	0.15	(0.36)	0.00	(0.36)
03/31/2010	10.13	0.38	0.66	1.04	(0.38)	0.00	(0.38)
03/31/2009	10.68	0.36	(0.51)	(0.15)	(0.38)	(0.02)	(0.40)
Class C
04/01/2013 - 09/30/2013+	11.36	0.13	(0.57)	(0.44)	(0.13)	0.00	(0.13)
03/31/2013	11.13	0.26	0.21	0.47	(0.24)	0.00	(0.24)
03/31/2012	10.58	0.29	0.57	0.86	(0.31)	0.00	(0.31)
03/31/2011	10.79	0.28	(0.21)	0.07	(0.28)	0.00	(0.28)
08/31/2009 - 03/31/2010	10.59	0.16	0.21	0.37	(0.17)	0.00	(0.17)

PIMCO Short Duration Municipal Income Fund
Institutional Class
04/01/2013 - 09/30/2013+	$8.50	$0.03	$(0.05)	$(0.02)	$(0.03)	$0.00	$(0.03)
03/31/2013	8.48	0.09	0.02	0.11	(0.09)	0.00	(0.09)
03/31/2012	8.55	0.13	(0.06)	0.07	(0.14)	0.00	(0.14)
03/31/2011	8.55	0.14	0.00	0.14	(0.14)	0.00	(0.14)
03/31/2010	8.20	0.16	0.35	0.51	(0.16)	0.00	(0.16)
03/31/2009	9.54	0.35	(1.33)	(0.98)	(0.36)	0.00	(0.36)

Please see footnotes on page 30.

26	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$9.96	(2.32)%	$3,307	0.45	%*	0.45	%*	0.45	%*	0.45	%*	1.74	%*	34%
10.28	4.13	3,494	0.45	*	0.69	*	0.45	*	0.69	*	1.38	*	32

9.96	(2.36)	6,302	0.55	*	0.55	*	0.55	*	0.55	*	1.66	*	34
10.28	4.05	1,068	0.55	*	1.14	*	0.55	*	1.14	*	1.31	*	32

9.96	(2.49)	426	0.80	*	0.80	*	0.80	*	0.80	*	1.39	*	34
10.28	3.85	170	0.80	*	0.94	*	0.80	*	0.94	*	1.09	*	32

9.96	(2.49)	9,996	0.80	*	0.80	*	0.80	*	0.80	*	1.39	*	34
10.28	3.86	10,696	0.80	*	1.58	*	0.80	*	1.58	*	1.03	*	32

9.96	(2.73)	3,277	1.30	*	1.30	*	1.30	*	1.30	*	0.90	*	34
10.28	3.46	1,516	1.30	*	1.93	*	1.30	*	1.93	*	0.57	*	32

$10.79	(3.38)%	$65,375	0.44	5%*	0.44	5%*	0.44	5%*	0.44	5%*	3.42	%*	9%
11.36	5.40	77,691	0.44	5	0.44	5	0.44	5	0.44	5	3.35		14
11.13	9.38	79,191	0.44	5	0.44	5	0.44	5	0.44	5	3.78		26
10.58	1.72	84,926	0.44	5	0.44	5	0.44	5	0.44	5	3.65		25
10.79	10.75	95,753	0.44	5	0.44	5	0.44	5	0.44	5	3.88		29
10.13	(1.10)	78,007	0.44	5	0.44	5	0.44	5	0.44	5	3.89		121

10.79	(3.43)	4,085	0.54	5*	0.54	5*	0.54	5*	0.54	5*	3.32	*	9
11.36	5.30	5,138	0.54	5	0.54	5	0.54	5	0.54	5	3.22		14
11.13	9.27	2,508	0.54	5	0.54	5	0.54	5	0.54	5	3.67		26
10.58	(1.35)	2,049	0.54	5*	0.54	5*	0.54	5*	0.54	5*	3.86	*	25

10.79	(3.54)	16,074	0.77	5*	0.77	5*	0.77	5*	0.77	5*	3.09	*	9
11.36	5.06	20,863	0.77	5	0.77	5	0.77	5	0.77	5	3.02		14
11.13	9.02	22,181	0.77	5	0.77	5	0.77	5	0.77	5	3.45		26
10.58	1.39	24,239	0.77	5	0.77	5	0.77	5	0.77	5	3.32		25
10.79	10.38	28,404	0.77	5	0.77	5	0.77	5	0.77	5	3.55		29
10.13	(1.42)	23,562	0.77	5	0.77	5	0.77	5	0.77	5	3.50		121

10.79	(3.54)	47,408	0.77	5*	0.77	5*	0.77	5*	0.77	5*	3.09	*	9
11.36	5.06	58,110	0.77	5	0.77	5	0.77	5	0.77	5	3.02		14
11.13	9.02	51,788	0.77	5	0.77	5	0.77	5	0.77	5	3.44		26
10.58	1.39	37,823	0.77	5	0.77	5	0.77	5	0.77	5	3.32		25
10.79	10.38	43,833	0.77	5	0.77	5	0.77	5	0.77	5	3.54		29
10.13	(1.42)	28,996	0.77	5	0.77	5	0.77	5	0.77	5	3.49		121

10.79	(3.90)	10,382	1.52	5*	1.52	5*	1.52	5*	1.52	5*	2.35	*	9
11.36	4.28	10,264	1.52	5	1.52	5	1.52	5	1.52	5	2.26		14
11.13	8.20	7,737	1.52	5	1.52	5	1.52	5	1.52	5	2.65		26
10.58	0.62	3,068	1.52	5	1.52	5	1.52	5	1.52	5	2.57		25
10.79	3.48	977	1.52	5*	1.52	5*	1.52	5*	1.52	5*	2.56	*	29

$8.45	(0.20)%	$99,950	0.33	%*	0.33	%*	0.33	%*	0.33	%*	0.79	%*	22%
8.50	1.31	121,440	0.33		0.33		0.33		0.33		1.07		51
8.48	0.77	180,819	0.33		0.33		0.33		0.33		1.54		29
8.55	1.60	165,264	0.33		0.33		0.33		0.33		1.63		56
8.55	6.29	112,045	0.34	(b)	0.34	(b)	0.34	(b)	0.34	(b)	1.90		73
8.20	(10.56)	57,918	0.35		0.35		0.35		0.35		3.86		155

Please see footnotes on page 30.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	27

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO Short Duration Municipal Income Fund (Cont.)
Class P
04/01/2013 - 09/30/2013+	$8.50	$0.03	$(0.05)	$(0.02)	$(0.03)	$0.00	$(0.03)
03/31/2013	8.48	0.08	0.02	0.10	(0.08)	0.00	(0.08)
03/31/2012	8.55	0.12	(0.06)	0.06	(0.13)	0.00	(0.13)
03/31/2011	8.55	0.13	0.00	0.13	(0.13)	0.00	(0.13)
03/31/2010	8.20	0.15	0.35	0.50	(0.15)	0.00	(0.15)
04/30/2008 - 03/31/2009	9.64	0.30	(1.42)	(1.12)	(0.32)	0.00	(0.32)
Administrative Class
04/01/2013 - 09/30/2013+	8.50	0.03	(0.05)	(0.02)	(0.03)	0.00	(0.03)
03/31/2013	8.48	0.08	0.03	0.11	(0.09)	0.00	(0.09)
03/31/2012	8.55	0.11	(0.07)	0.04	(0.11)	0.00	(0.11)
03/31/2011	8.55	0.12	0.00	0.12	(0.12)	0.00	(0.12)
03/31/2010	8.20	0.15	0.34	0.49	(0.14)	0.00	(0.14)
03/31/2009	9.54	0.33	(1.34)	(1.01)	(0.33)	0.00	(0.33)
Class D
04/01/2013 - 09/30/2013+	8.50	0.02	(0.05)	(0.03)	(0.02)	0.00	(0.02)
03/31/2013	8.48	0.06	0.02	0.08	(0.06)	0.00	(0.06)
03/31/2012	8.55	0.10	(0.07)	0.03	(0.10)	0.00	(0.10)
03/31/2011	8.55	0.10	0.00	0.10	(0.10)	0.00	(0.10)
03/31/2010	8.20	0.14	0.34	0.48	(0.13)	0.00	(0.13)
03/31/2009	9.54	0.31	(1.33)	(1.02)	(0.32)	0.00	(0.32)
Class A
04/01/2013 - 09/30/2013+	8.50	0.02	(0.05)	(0.03)	(0.02)	0.00	(0.02)
03/31/2013	8.48	0.06	0.02	0.08	(0.06)	0.00	(0.06)
03/31/2012	8.55	0.10	(0.07)	0.03	(0.10)	0.00	(0.10)
03/31/2011	8.55	0.10	0.00	0.10	(0.10)	0.00	(0.10)
03/31/2010	8.20	0.13	0.35	0.48	(0.13)	0.00	(0.13)
03/31/2009	9.54	0.31	(1.33)	(1.02)	(0.32)	0.00	(0.32)
Class C
04/01/2013 - 09/30/2013+	8.50	0.00	(0.05)	(0.05)	(0.00)^	0.00	(0.00)^
03/31/2013	8.48	0.03	0.02	0.05	(0.03)	0.00	(0.03)
03/31/2012	8.55	0.07	(0.06)	0.01	(0.08)	0.00	(0.08)
03/31/2011	8.55	0.08	0.00	0.08	(0.08)	0.00	(0.08)
03/31/2010	8.20	0.11	0.34	0.45	(0.10)	0.00	(0.10)
03/31/2009	9.54	0.27	(1.32)	(1.05)	(0.29)	0.00	(0.29)

PIMCO Tax Managed Real Return Fund
Institutional Class
04/01/2013 - 09/30/2013+	$10.95	$0.09	$(0.52)	$(0.43)	$(0.09)	$0.00	$(0.09)
03/31/2013	10.90	0.17	0.16	0.33	(0.18)	(0.10)	(0.28)
03/31/2012	10.38	0.19	0.53	0.72	(0.19)	(0.01)	(0.20)
03/31/2011	10.21	0.19	0.22	0.41	(0.19)	(0.05)	(0.24)
10/30/2009 - 03/31/2010	10.00	0.07	0.20	0.27	(0.06)	0.00	(0.06)
Class P
04/01/2013 - 09/30/2013+	10.95	0.09	(0.52)	(0.43)	(0.09)	0.00	(0.09)
03/31/2013	10.90	0.16	0.15	0.31	(0.16)	(0.10)	(0.26)
03/31/2012	10.38	0.18	0.53	0.71	(0.18)	(0.01)	(0.19)
03/31/2011	10.21	0.21	0.19	0.40	(0.18)	(0.05)	(0.23)
10/30/2009 - 03/31/2010	10.00	0.06	0.21	0.27	(0.06)	0.00	(0.06)
Class D
04/01/2013 - 09/30/2013+	10.95	0.07	(0.52)	(0.45)	(0.07)	0.00	(0.07)
03/31/2013	10.90	0.13	0.15	0.28	(0.13)	(0.10)	(0.23)
03/31/2012	10.38	0.15	0.53	0.68	(0.15)	(0.01)	(0.16)
03/31/2011	10.21	0.15	0.22	0.37	(0.15)	(0.05)	(0.20)
10/30/2009 - 03/31/2010	10.00	0.05	0.21	0.26	(0.05)	0.00	(0.05)

Please see footnotes on page 30.

28	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$8.45	(0.25)%	$38,235	0.43	%*	0.43	%*	0.43	%*	0.43	%*	0.68	%*	22%
8.50	1.21	36,713	0.43		0.43		0.43		0.43		0.95		51
8.48	0.67	12,610	0.43		0.43		0.43		0.43		1.43		29
8.55	1.50	11,648	0.43		0.43		0.43		0.43		1.55		56
8.55	6.19	6,713	0.44	(b)	0.44	(b)	0.44	(b)	0.44	(b)	1.78		73
8.20	(11.85)	9	0.45	*	0.45	*	0.45	*	0.45	*	3.67	*	155

8.45	(0.19)	1	0.52	*	0.58	*	0.52	*	0.58	*	0.81	*	22
8.50	1.36	1	0.58		0.58		0.58		0.58		0.89		51
8.48	0.52	3,762	0.58		0.58		0.58		0.58		1.31		29
8.55	1.35	3,704	0.58		0.58		0.58		0.58		1.37		56
8.55	6.02	4,167	0.59	(b)	0.59	(b)	0.59	(b)	0.59	(b)	1.75		73
8.20	(10.78)	5,947	0.60		0.60		0.60		0.60		3.61		155

8.45	(0.40)	13,183	0.73	*	0.73	*	0.73	*	0.73	*	0.35	*	22
8.50	0.91	4,794	0.73		0.73		0.73		0.73		0.67		51
8.48	0.37	4,038	0.73		0.73		0.73		0.73		1.18		29
8.55	1.20	7,242	0.73		0.73		0.73		0.73		1.22		56
8.55	5.86	10,265	0.74	(b)	0.74	(b)	0.74	(b)	0.74	(b)	1.70		73
8.20	(10.92)	23,026	0.75		0.75		0.75		0.75		3.40		155

8.45	(0.40)	199,499	0.73	*	0.73	*	0.73	*	0.73	*	0.38	*	22
8.50	0.91	198,838	0.73		0.73		0.73		0.73		0.66		51
8.48	0.37	152,343	0.73		0.73		0.73		0.73		1.14		29
8.55	1.20	123,696	0.73		0.73		0.73		0.73		1.22		56
8.55	5.86	190,080	0.74	(b)	0.74	(b)	0.74	(b)	0.74	(b)	1.50		73
8.20	(10.92)	88,621	0.75		0.75		0.75		0.75		3.40		155

8.45	(0.54)	16,624	1.01	*	1.03	*	1.01	*	1.03	*	0.10	*	22
8.50	0.61	16,454	1.03		1.03		1.03		1.03		0.38		51
8.48	0.07	18,859	1.03		1.03		1.03		1.03		0.86		29
8.55	0.90	22,373	1.03		1.03		1.03		1.03		0.93		56
8.55	5.55	24,771	1.04	(b)	1.04	(b)	1.04	(b)	1.04	(b)	1.27		73
8.20	(11.18)	18,915	1.05		1.05		1.05		1.05		3.07		155

$10.43	(3.91)%	$50,467	0.45	%*	0.45	%*	0.45	%*	0.45	%*	1.74	%*	7%
10.95	2.99	47,372	0.45		0.45		0.45		0.45		1.59		35
10.90	6.97	58,373	0.45		0.45		0.45		0.45		1.78		70
10.38	4.01	33,670	0.45		0.45		0.45		0.45		1.89		350
10.21	2.74	11,405	0.45	*	1.68	*	0.45	*	1.68	*	1.56	*	447

10.43	(3.96)	1,258	0.55	*	0.55	*	0.55	*	0.55	*	1.62	*	7
10.95	2.89	2,010	0.55		0.55		0.55		0.55		1.50		35
10.90	6.87	1,702	0.55		0.55		0.55		0.55		1.67		70
10.38	3.91	298	0.55		0.55		0.55		0.55		2.05		350
10.21	2.70	10	0.55	*	1.35	*	0.55	*	1.35	*	1.43	*	447

10.43	(4.10)	3,736	0.85	*	0.85	*	0.85	*	0.85	*	1.33	*	7
10.95	2.58	5,048	0.85		0.85		0.85		0.85		1.20		35
10.90	6.55	3,926	0.85		0.85		0.85		0.85		1.38		70
10.38	3.60	2,463	0.85		0.85		0.85		0.85		1.47		350
10.21	2.57	1,199	0.85	*	2.64	*	0.85	*	2.64	*	1.13	*	447

Please see footnotes on page 30.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	29

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO Tax Managed Real Return Fund (Cont.)
Class A
04/01/2013 - 09/30/2013+	$10.95	$0.07	$(0.52)	$(0.45)	$(0.07)	$0.00	$(0.07)
03/31/2013	10.90	0.13	0.15	0.28	(0.13)	(0.10)	(0.23)
03/31/2012	10.38	0.14	0.54	0.68	(0.15)	(0.01)	(0.16)
03/31/2011	10.21	0.16	0.21	0.37	(0.15)	(0.05)	(0.20)
10/30/2009 - 03/31/2010	10.00	0.05	0.21	0.26	(0.05)	0.00	(0.05)
Class C
04/01/2013 - 09/30/2013+	10.95	0.04	(0.52)	(0.48)	(0.04)	0.00	(0.04)
03/31/2013	10.90	0.08	0.15	0.23	(0.08)	(0.10)	(0.18)
03/31/2012	10.38	0.09	0.54	0.63	(0.10)	(0.01)	(0.11)
03/31/2011	10.21	0.10	0.22	0.32	(0.10)	(0.05)	(0.15)
10/30/2009 - 03/31/2010	10.00	0.03	0.21	0.24	(0.03)	0.00	(0.03)

PIMCO Unconstrained Tax Managed Bond Fund
Institutional Class
04/01/2013 - 09/30/2013+	$10.85	$0.11	$(0.32)	$(0.21)	$(0.05)	$0.00	$(0.05)
03/31/2013	10.39	0.29	0.35	0.64	(0.18)	0.00	(0.18)
03/31/2012	10.47	0.30	(0.21)	0.09	(0.17)	0.00	(0.17)
03/31/2011	10.41	0.19	0.03	0.22	(0.15)	(0.01)	(0.16)
03/31/2010	9.77	0.22	0.71	0.93	(0.25)	(0.04)	(0.29)
01/30/2009 - 03/31/2009	10.00	0.03	(0.23)	(0.20)	(0.03)	0.00	(0.03)
Class P
04/01/2013 - 09/30/2013+	10.85	0.11	(0.33)	(0.22)	(0.04)	0.00	(0.04)
03/31/2013	10.39	0.28	0.35	0.63	(0.17)	0.00	(0.17)
03/31/2012	10.47	0.29	(0.21)	0.08	(0.16)	0.00	(0.16)
03/31/2011	10.41	0.18	0.03	0.21	(0.14)	(0.01)	(0.15)
09/10/2009 - 03/31/2010	10.32	0.10	0.15	0.25	(0.12)	(0.04)	(0.16)
Class D
04/01/2013 - 09/30/2013+	10.85	0.09	(0.32)	(0.23)	(0.03)	0.00	(0.03)
03/31/2013	10.39	0.25	0.35	0.60	(0.14)	0.00	(0.14)
03/31/2012	10.47	0.26	(0.21)	0.05	(0.13)	0.00	(0.13)
03/31/2011	10.41	0.15	0.03	0.18	(0.11)	(0.01)	(0.12)
03/31/2010	9.77	0.19	0.70	0.89	(0.21)	(0.04)	(0.25)
01/30/2009 - 03/31/2009	10.00	0.02	(0.23)	(0.21)	(0.02)	0.00	(0.02)
Class A
04/01/2013 - 09/30/2013+	10.85	0.09	(0.32)	(0.23)	(0.03)	0.00	(0.03)
03/31/2013	10.39	0.26	0.34	0.60	(0.14)	0.00	(0.14)
03/31/2012	10.47	0.26	(0.21)	0.05	(0.13)	0.00	(0.13)
03/31/2011	10.41	0.15	0.03	0.18	(0.11)	(0.01)	(0.12)
03/31/2010	9.77	0.18	0.71	0.89	(0.21)	(0.04)	(0.25)
01/30/2009 - 03/31/2009	10.00	0.02	(0.23)	(0.21)	(0.02)	0.00	(0.02)
Class C
04/01/2013 - 09/30/2013+	10.85	0.06	(0.33)	(0.27)	(0.00)^	0.00	(0.00)^
03/31/2013	10.39	0.21	0.34	0.55	(0.09)	0.00	(0.09)
03/31/2012	10.47	0.18	(0.20)	(0.02)	(0.06)	0.00	(0.06)
03/31/2011	10.41	0.07	0.03	0.10	(0.03)	(0.01)	(0.04)
03/31/2010	9.77	0.09	0.72	0.81	(0.13)	(0.04)	(0.17)
01/30/2009 - 03/31/2009	10.00	0.01	(0.23)	(0.22)	(0.01)	0.00	(0.01)

+	Unaudited
*	Annualized
**	Effective April 1, 2010, the calculation methodology of the portfolio turnover rate has been updated to exclude investments in the PIMCO Short-Term Floating NAV Portfolio.
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2009, the Fund’s advisory fee was decreased by 0.02% to an annual rate of 0.18%.
(c)	Effective October 1, 2009, the Fund’s advisory fee was decreased by 0.025% to an annual rate of 0.20%.

30	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$10.43	(4.10)%	$6,116	0.85	%*	0.85	%*	0.85	%*	0.85	%*	1.33	%*	7%
10.95	2.58	8,738	0.85		0.85		0.85		0.85		1.20		35
10.90	6.54	10,727	0.85		0.85		0.85		0.85		1.33		70
10.38	3.59	2,451	0.85		0.85		0.85		0.85		1.53		350
10.21	2.57	333	0.85	*	3.06	*	0.85	*	3.06	*	1.13	*	447

10.43	(4.34)	2,594	1.35	*	1.35	*	1.35	*	1.35	*	0.84	*	7
10.95	2.07	2,990	1.35		1.35		1.35		1.35		0.70		35
10.90	6.01	2,993	1.35		1.35		1.35		1.35		0.86		70
10.38	3.08	605	1.35		1.35		1.35		1.35		0.94		350
10.21	2.36	259	1.35	*	2.59	*	1.35	*	2.59	*	0.63	*	447

$10.59	(1.97)%	$315,945	0.70	%*	0.70	%*	0.70	%*	0.70	%*	2.09	%*	48%
10.85	6.21	233,998	0.71		0.72		0.69		0.70		2.69		59
10.39	0.90	126,997	0.70		0.70		0.70		0.70		2.90		249
10.47	2.08	135,096	0.78		0.78		0.70		0.70		1.82		401
10.41	9.63	80,104	0.70		0.73		0.70		0.73		2.18		318
9.77	(2.02)	5,773	0.70	*	4.12	*	0.70	*	4.12	*	1.78	*	0

10.59	(2.02)	100,873	0.80	*	0.80	*	0.80	*	0.80	*	2.00	*	48
10.85	6.11	65,509	0.81		0.82		0.79		0.80		2.65		59
10.39	0.79	35,337	0.80		0.80		0.80		0.80		2.77		249
10.47	1.98	45,713	0.88		0.88		0.80		0.80		1.76		401
10.41	2.52	9,341	0.80	*	0.80	*	0.80	*	0.80	*	1.78	*	318

10.59	(2.16)	32,113	1.10	*	1.10	*	1.10	*	1.10	*	1.72	*	48
10.85	5.82	31,303	1.08		1.12		1.06		1.10		2.37		59
10.39	0.49	18,176	1.10		1.10		1.10		1.10		2.52		249
10.47	1.67	17,166	1.18		1.18		1.10		1.10		1.44		401
10.41	9.20	11,201	1.10		1.15		1.10		1.15		1.82		318
9.77	(2.08)	441	1.10	*	8.35	*	1.10	*	8.35	*	1.10	*	0

10.59	(2.16)	56,724	1.10	*	1.10	*	1.10	*	1.10	*	1.71	*	48
10.85	5.82	55,101	1.09		1.12		1.07		1.10		2.44		59
10.39	0.49	60,905	1.10		1.10		1.10		1.10		2.48		249
10.47	1.67	84,494	1.18		1.18		1.10		1.10		1.45		401
10.41	9.19	27,531	1.10		1.13		1.10		1.13		1.72		318
9.77	(2.08)	1,384	1.10	*	9.29	*	1.10	*	9.29	*	1.11	*	0

10.58	(2.45)	19,532	1.58	*	1.83	*	1.58	*	1.83	*	1.21	*	48
10.85	5.32	18,049	1.57		1.87		1.55		1.85		1.97		59
10.39	(0.22)	19,416	1.81		1.85		1.81		1.85		1.77		249
10.47	0.91	26,906	1.93		1.93		1.85		1.85		0.70		401
10.41	8.35	9,809	1.85		1.87		1.85		1.87		0.89		318
9.77	(2.18)	174	1.85	*	9.16	*	1.85	*	9.16	*	0.49	*	0

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	31

Statements of Assets and Liabilities

(Amounts in thousands, except per share amounts)	PIMCO California Intermediate Municipal Bond Fund	PIMCO California Municipal Bond Fund	PIMCO California Short Duration Municipal Income Fund	PIMCO High Yield Municipal Bond Fund

Assets:
Investments, at value
Investments in securities*	$138,275	$5,520	$190,498	$270,026
Investments in Affiliates	10,826	401	32,839	26,042
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	0	0	0
Over the counter	0	0	0	0
Cash	0	1	1	1
Deposits with counterparty	0	34	0	194
Foreign currency, at value	0	0	0	0
Receivable for investments sold	90	0	0	4,631
Receivable for Fund shares sold	12	0	495	308
Interest and dividends receivable	1,399	63	1,653	4,616
Dividends receivable from Affiliates	3	0	8	5
Other assets	1	0	0	0
	150,606	6,019	225,494	305,823

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$0	$0	$0
Payable for sale-buyback transactions	0	0	0	0
Payable for short sales	0	0	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	0	0	0
Over the counter	0	0	0	0
Payable for investments purchased	0	0	0	0
Payable for investments in Affiliates purchased	3	0	8	5
Deposits from counterparty	0	0	0	0
Payable for Fund shares redeemed	763	2	819	1,207
Dividends payable	18	1	10	254
Accrued investment advisory fees	26	1	31	69
Accrued supervisory and administrative fees	30	1	43	68
Accrued distribution fees	7	0	2	37
Accrued servicing fees	11	0	23	36
Reimbursement to PIMCO	0	0	0	0
	858	5	936	1,676

Net Assets	$149,748	$6,014	$224,558	$304,147

Net Assets Consist of:
Paid in capital	$158,701	$6,237	$227,922	$348,302
Undistributed net investment income	322	2	48	154
Accumulated undistributed net realized gain (loss)	(11,279)	(19)	(4,373)	(37,286)
Net unrealized appreciation (depreciation)	2,004	(206)	961	(7,023)
	$149,748	$6,014	$224,558	$304,147

Cost of Investments in Securities	$136,273	$5,736	$189,540	$277,302
Cost of Investments in Affiliates	$10,824	$401	$32,835	$26,038
Cost of Foreign Currency Held	$0	$0	$0	$0
Proceeds Received on Short Sales	$0	$0	$0	$0
Cost or Premiums of Financial Derivative Instruments, net	$0	$0	$0	$0

* Includes repurchase agreements of:	$495	$118	$564	$576

32	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

PIMCO Municipal Bond Fund	PIMCO National Intermediate Municipal Bond Fund	PIMCO New York Municipal Bond Fund	PIMCO Short Duration Municipal Income Fund	PIMCO Tax Managed Real Return Fund	PIMCO Unconstrained Tax Managed Bond Fund

$509,856	$20,114	$135,526	$321,409	$64,509	$530,147
45,994	2,703	6,520	43,395	0	0

0	0	0	0	0	332
0	0	0	0	66	5,860
0	0	0	1	1	232
0	158	0	0	0	4,054
0	0	0	0	0	1,395
22,246	0	0	0	600	569
1,316	100	28	784	50	1,848
6,126	251	1,625	3,116	596	3,978
8	1	2	13	0	0
0	0	0	0	0	0
585,546	23,327	143,701	368,718	65,822	548,415

$0	$0	$0	$0	$0	$6,981
0	0	0	0	0	1,359
0	0	0	0	0	510

0	0	0	0	0	300
149	0	0	0	1,129	6,121
29,737	0	0	0	321	4,541
8	1	2	13	0	0
0	0	0	0	95	2,820
2,059	5	286	1,030	77	238
160	0	15	9	2	39
84	4	25	52	12	154
123	5	29	73	11	134
46	1	9	7	2	17
67	2	11	42	2	14
0	1	0	0	0	0
32,433	19	377	1,226	1,651	23,228

$553,113	$23,308	$143,324	$367,492	$64,171	$525,187

$630,373	$24,047	$142,583	$421,038	$64,273	$525,321
1,663	12	31	327	4	3,841
(92,640)	21	(5,342)	(54,498)	(48)	(17,378)
13,717	(772)	6,052	625	(58)	13,403
$553,113	$23,308	$143,324	$367,492	$64,171	$525,187

$495,991	$21,000	$129,476	$320,790	$63,322	$512,732
$45,993	$2,703	$6,518	$43,390	$0	$0
$0	$0	$0	$0	$0	$1,390
$0	$0	$0	$0	$0	$494
$0	$0	$0	$0	$183	$2,973

$461	$291	$498	$197	$2,591	$29,815

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	33

Statements of Assets and Liabilities (Cont.)

(Amounts in thousands, except per share amounts)	PIMCO California Intermediate Municipal Bond Fund	PIMCO California Municipal Bond Fund	PIMCO California Short Duration Municipal Income Fund	PIMCO High Yield Municipal Bond Fund

Net Assets:
Institutional Class	$74,148	$3,735	$63,286	$59,074
Class P	10,815	128	36,536	33,951
Administrative Class	NA	NA	NA	NA
Class D	4,980	352	7,558	18,294
Class A	49,361	1,656	113,519	133,453
Class B	NA	NA	NA	NA
Class C	10,444	143	3,659	59,375

Shares Issued and Outstanding:
Institutional Class	7,742	382	6,373	7,273
Class P	1,129	13	3,679	4,180
Administrative Class	NA	NA	NA	NA
Class D	520	36	761	2,252
Class A	5,154	170	11,431	16,429
Class B	NA	NA	NA	NA
Class C	1,090	15	368	7,310

Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$9.58	$9.77	$9.93	$8.12
Class P	9.58	9.77	9.93	8.12
Administrative Class	NA	NA	NA	NA
Class D	9.58	9.77	9.93	8.12
Class A	9.58	9.77	9.93	8.12
Class B	NA	NA	NA	NA
Class C	9.58	9.77	9.93	8.12

^	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

34	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

PIMCO Municipal Bond Fund	PIMCO National Intermediate Municipal Bond Fund	PIMCO New York Municipal Bond Fund	PIMCO Short Duration Municipal Income Fund	PIMCO Tax Managed Real Return Fund	PIMCO Unconstrained Tax Managed Bond Fund

$119,211	$3,307	$65,375	$99,950	$50,467	$315,945
72,738	6,302	4,085	38,235	1,258	100,873
244	NA	NA	1	NA	NA
10,440	426	16,074	13,183	3,736	32,113
236,628	9,996	47,408	199,499	6,116	56,724
595	NA	NA	NA	NA	NA
113,257	3,277	10,382	16,624	2,594	19,532

13,025	332	6,061	11,827	4,839	29,837
7,947	632	379	4,524	121	9,526
27	NA	NA	0	NA	NA
1,141	43	1,490	1,560	358	3,033
25,854	1,003	4,395	23,607	586	5,357
65	NA	NA	NA	NA	NA
12,374	329	962	1,967	249	1,846

$9.15	$9.96	$10.79	$8.45	$10.43	$10.59
9.15	9.96	10.79	8.45	10.43	10.59
9.15	NA	NA	8.45	NA	NA
9.15	9.96	10.79	8.45	10.43	10.59
9.15	9.96	10.79	8.45	10.43	10.59
9.15	NA	NA	NA	NA	NA
9.15	9.96	10.79	8.45	10.43	10.58

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	35

Statements of Operations

Six Months Ended September 30, 2013 (Unaudited)
(Amounts in thousands)	PIMCO California Intermediate Municipal Bond Fund	PIMCO California Municipal Bond Fund	PIMCO California Short Duration Municipal Income Fund	PIMCO High Yield Municipal Bond Fund

Investment Income:
Interest	$2,148	$79	$1,296	$9,406
Dividends from Investments in Affiliates	24	1	34	36
Total Income	2,172	80	1,330	9,442

Expenses:
Investment advisory fees	189	7	194	554
Supervisory and administrative fees	219	8	270	544
Distribution and/or servicing fees - Administrative Class	0	0	0	0
Distribution and/or servicing fees - Class D	7	0	10	35
Distribution fees - Class B	0	0	0	0
Distribution fees - Class C	46	1	6	252
Servicing fees - Class A	68	2	142	202
Servicing fees - Class B	0	0	0	0
Servicing fees - Class C	15	0	5	84
Interest expense	0	0	0	3
Miscellaneous expense	0	0	0	0
Total Expenses	544	18	627	1,674
Waiver and/or Reimbursement by PIMCO	0	0	0	0
Net Expenses	544	18	627	1,674

Net Investment Income	1,628	62	703	7,768

Net Realized Gain (Loss):
Investments in securities	(77)	(47)	14	(6,987)
Investments in Affiliates	(2)	0	(1)	(1)
Exchange-traded or centrally cleared financial derivative instruments	614	28	0	1,137
Over the counter financial derivative instruments	(161)	0	0	(1,184)
Foreign currency	0	0	0	0
Net Realized Gain (Loss)	374	(19)	13	(7,035)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(5,718)	(225)	(1,008)	(28,831)
Investments in Affiliates	2	0	2	2
Exchange-traded or centrally cleared financial derivative instruments	63	10	0	432
Over the counter financial derivative instruments	148	0	0	1,113
Foreign currency assets and liabilities	0	0	0	0
Net Change in Unrealized (Depreciation)	(5,505)	(215)	(1,006)	(27,284)
Net (Loss)	(5,131)	(234)	(993)	(34,319)

Net (Decrease) in Net Assets Resulting from Operations	$(3,503)	$(172)	$(290)	$(26,551)

36	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

PIMCO Municipal Bond Fund	PIMCO National Intermediate Municipal Bond Fund	PIMCO New York Municipal Bond Fund	PIMCO Short Duration Municipal Income Fund	PIMCO Tax Managed Real Return Fund	PIMCO Unconstrained Tax Managed Bond Fund

$11,724	$226	$3,058	$1,972	$715	$6,435
86	3	18	76	0	0
11,810	229	3,076	2,048	715	6,435

635	23	179	331	82	918
932	32	211	462	77	809
1	0	0	0	0	0
17	1	24	16	6	40
3	0	0	0	0	0
318	5	39	25	7	71
347	13	67	246	9	73
1	0	0	0	0	0
159	2	13	21	4	24
1	0	0	0	0	6
0	1	0	0	0	0
2,414	77	533	1,101	185	1,941
0	0	0	(1)	0	(25)
2,414	77	533	1,100	185	1,916

9,396	152	2,543	948	530	4,519

(18,586)	(94)	625	(71)	(3)	(773)
(1)	0	(1)	4	0	0
(1,054)	114	(310)	0	0	(1,757)
(657)	0	(211)	0	(330)	1,116
0	0	0	0	0	(232)
(20,298)	20	103	(67)	(333)	(1,646)

(21,377)	(853)	(8,984)	(2,243)	(1,681)	(13,632)
(3)	0	2	(1)	0	0
270	114	79	0	0	4,461
688	0	193	0	(1,194)	(3,190)
0	0	0	0	0	(87)
(20,422)	(739)	(8,710)	(2,244)	(2,875)	(12,448)
(40,720)	(719)	(8,607)	(2,311)	(3,208)	(14,094)

$(31,324)	$(567)	$(6,064)	$(1,363)	$(2,678)	$(9,575)

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	37

Statements of Changes in Net Assets

	PIMCO California Intermediate Municipal Bond Fund		PIMCO California Municipal Bond Fund		PIMCO California Short Duration Municipal Income Fund		PIMCO High Yield Municipal Bond Fund

(Amounts in thousands)	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013	Six Months Ended September 30, 2013 (Unaudited)	Period from May 31, 2012 to March 31, 2013	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$1,628	$3,791	$62	$85	$703	$2,170	$7,768	$18,578
Net realized gain (loss)	374	714	(19)	13	13	(369)	(7,035)	7,018
Net change in unrealized appreciation (depreciation)	(5,505)	1,526	(215)	9	(1,006)	(730)	(27,284)	18,197
Net increase (decrease) resulting from operations	(3,503)	6,031	(172)	107	(290)	1,071	(26,551)	43,793

Distributions to Shareholders:
From net investment income
Institutional Class	(872)	(1,527)	(41)	(66)	(280)	(721)	(1,748)	(5,934)
Class P	(130)	(272)	(1)	(1)	(110)	(280)	(799)	(1,286)
Administrative Class	0	0	0	0	0	0	0	0
Class D	(47)	(120)	(3)	(3)	(20)	(44)	(585)	(1,437)
Class A	(485)	(1,498)	(14)	(15)	(289)	(1,102)	(3,438)	(7,366)
Class B	0	0	0	0	0	0	0	0
Class C	(63)	(199)	(1)	(1)	(4)	(13)	(1,177)	(2,127)
From net realized capital gains
Institutional Class	0	0	0	(9)	0	0	0	0
Class P	0	0	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0	0	0
Class D	0	0	0	(1)	0	0	0	0
Class A	0	0	0	(3)	0	0	0	0
Class B	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	0	0

Total Distributions	(1,597)	(3,616)	(60)	(99)	(703)	(2,160)	(7,747)	(18,150)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(30,628)	54,459	45	6,193	1,569	(38,818)	(85,482)	42,693

Total Increase (Decrease) in Net Assets	(35,728)	56,874	(187)	6,201	576	(39,907)	(119,780)	68,336

Net Assets:
Beginning of period	185,476	128,602	6,201	0	223,982	263,889	423,927	355,591
End of period*	$149,748	$185,476	$6,014	$6,201	$224,558	$223,982	$304,147	$423,927

*Including undistributed net investment income of:	$322	$291	$2	$0	$48	$48	$154	$133

**	See note 12 in the Notes to Financial Statements.

38	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

PIMCO Municipal Bond Fund		PIMCO National Intermediate Municipal Bond Fund		PIMCO New York Municipal Bond Fund		PIMCO Short Duration Municipal Income Fund

Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013	Six Months Ended September 30, 2013 (Unaudited)	Period from May 31, 2012 to March 31, 2013	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013

$9,396	$19,480	$152	$76	$2,543	$5,363	$948	$3,239
(20,298)	6,064	20	14	103	235	(67)	(273)
(20,422)	12,691	(739)	(33)	(8,710)	2,875	(2,244)	1,403
(31,324)	38,235	(567)	57	(6,064)	8,473	(1,363)	4,369

(2,102)	(4,264)	(28)	(39)	(1,218)	(2,602)	(429)	(1,839)
(1,363)	(2,399)	(34)	(4)	(77)	(123)	(108)	(184)
(11)	(17)	0	0	0	0	0	(13)
(204)	(606)	(4)	(3)	(285)	(641)	(22)	(31)
(4,093)	(8,461)	(66)	(27)	(819)	(1,584)	(379)	(1,105)
(8)	(24)	0	0	0	0	0	0
(1,559)	(3,016)	(8)	(3)	(121)	(193)	(8)	(67)

0	0	0	(5)	0	0	0	0
0	0	0	(1)	0	0	0	0
0	0	0	0	0	0	0	0
0	0	0	(1)	0	0	0	0
0	0	0	(5)	0	0	0	0
0	0	0	0	0	0	0	0
0	0	0	(1)	0	0	0	0

(9,340)	(18,787)	(140)	(89)	(2,520)	(5,143)	(946)	(3,239)

(102,858)	144,846	7,071	16,976	(20,158)	5,331	(8,439)	4,679

(143,522)	164,294	6,364	16,944	(28,742)	8,661	(10,748)	5,809

696,635	532,341	16,944	0	172,066	163,405	378,240	372,431
$553,113	$696,635	$23,308	$16,944	$143,324	$172,066	$367,492	$378,240

$1,663	$1,607	$12	$0	$31	$8	$327	$325

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	39

Statements of Changes in Net Assets (Cont.)

	PIMCO Tax Managed Real Return Fund		PIMCO Unconstrained Tax Managed Bond Fund

(Amounts in thousands)	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$530	$1,068	$4,519	$8,114
Net realized gain (loss)	(333)	764	(1,646)	(2,991)
Net change in unrealized appreciation (depreciation)	(2,875)	259	(12,448)	11,672
Net increase (decrease) resulting from operations	(2,678)	2,091	(9,575)	16,795

Distributions to Shareholders:
From net investment income
Institutional Class	(425)	(834)	(1,143)	(3,064)
Class P	(13)	(32)	(287)	(782)
Class D	(31)	(53)	(76)	(260)
Class A	(49)	(126)	(135)	(672)
Class C	(12)	(24)	(7)	(152)
From net realized capital gains
Institutional Class	0	(399)	0	0
Class P	0	(18)	0	0
Class D	0	(39)	0	0
Class A	0	(103)	0	0
Class C	0	(33)	0	0

Total Distributions	(530)	(1,661)	(1,648)	(4,930)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	1,221	(11,993)	132,450	131,264

Total Increase (Decrease) in Net Assets	(1,987)	(11,563)	121,227	143,129

Net Assets:
Beginning of period	66,158	77,721	403,960	260,831
End of period*	$64,171	$66,158	$525,187	$403,960

*Including undistributed net investment income of:	$4	$4	$3,841	$970

**	See note 12 in the Notes to Financial Statements.

40	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO California Intermediate Municipal Bond Fund

September 30, 2013 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 92.3%

MUNICIPAL BONDS & NOTES 92.0%

CALIFORNIA 90.9%
Alum Rock Union Elementary School District, California General Obligation Bonds, (AGC Insured), Series 2008
5.000% due 08/01/2019	$265	$296
Bay Area Toll Authority, California Revenue Bonds, Series 2006
1.450% due 04/01/2045	2,000	1,996
Bay Area Toll Authority, California Revenue Bonds, Series 2007
0.770% due 04/01/2047	2,750	2,722
Bay Area Toll Authority, California Revenue Bonds, Series 2009
5.000% due 04/01/2020	500	582
Bay Area Toll Authority, California Revenue Bonds, Series 2013
5.000% due 04/01/2029	5,000	5,371
Burlingame Financing Authority, California Revenue Notes, Series 2010
5.000% due 07/01/2018	250	281
Cajon Valley Union School District, California General Obligation Bonds, Series 2008
5.000% due 08/01/2019	1,320	1,475
California Educational Facilities Authority Revenue Bonds, Series 2012
5.000% due 10/01/2023	500	603
California Educational Facilities Authority Revenue Notes, Series 2005
5.000% due 10/01/2013	570	570
California Educational Facilities Authority Revenue Notes, Series 2006
5.000% due 11/01/2014	750	784
California Health Facilities Financing Authority Revenue Bonds, Series 2008
5.125% due 07/01/2022	4,085	4,320
5.500% due 08/15/2018	500	594
California Health Facilities Financing Authority Revenue Notes, Series 2008
6.000% due 10/01/2018	250	298
California Infrastructure & Economic Development Bank Revenue Notes, Series 2011
5.000% due 06/01/2021	2,500	2,974
California Municipal Finance Authority Revenue Notes, Series 2007
5.000% due 04/01/2016	435	473
California Pollution Control Financing Authority Revenue Bonds, Series 1996
0.050% due 11/01/2026	3,800	3,800
0.060% due 11/01/2026	1,000	1,000
California State Department of Water Resources Revenue Notes, Series 2010
5.000% due 05/01/2020	1,000	1,191
California State Department of Water Resources Revenue Notes, Series 2011
5.000% due 05/01/2020	4,000	4,763
California State General Obligation Bonds, Series 2007
5.000% due 08/01/2018	750	846
California State General Obligation Notes, Series 2008
5.000% due 04/01/2016	1,300	1,442
California State General Obligation Notes, Series 2010
5.000% due 11/01/2018	1,750	2,050
5.000% due 11/01/2019	500	590
California State General Obligation Notes, Series 2013
5.000% due 09/01/2021	3,000	3,538
California State Public Works Board Revenue Bonds, (NPFGC Insured), Series 2005
5.250% due 11/01/2019	1,000	1,087

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
California State Public Works Board Revenue Bonds, (NPFGC/FGIC Insured), Series 2007
5.250% due 06/01/2022	$4,000	$4,786
California State University Revenue Bonds, (NPFGC Insured), Series 2005
5.000% due 11/01/2017	750	821
California Statewide Communities Development Authority Revenue Bonds, (AGM Insured), Series 2007
5.250% due 07/01/2018	1,000	1,157
California Statewide Communities Development Authority Revenue Bonds, Series 2010
5.000% due 11/01/2020	555	638
California Statewide Communities Development Authority Revenue Notes, Series 2011
4.000% due 08/15/2017	1,000	1,103
Contra Costa Community College District, California General Obligation Bonds, Series 2012
5.000% due 08/01/2027	110	123
Contra Costa Transportation Authority, California Revenue Notes, Series 2012
5.000% due 03/01/2022	930	1,075
Contra Costa Water District, California Revenue Notes, Series 2010
4.000% due 10/01/2015	250	268
East Bay Municipal Utility District, California Revenue Bonds, Series 2012
5.000% due 06/01/2023	2,100	2,544
East Bay Municipal Utility District, California Revenue Notes, Series 2012
5.000% due 06/01/2022	4,600	5,554
El Camino Community College District, California General Obligation Bonds, Series 2012
5.000% due 08/01/2023	1,000	1,173
Encinitas Public Financing Authority, California Revenue Notes, Series 2010
5.000% due 04/01/2015	140	149
5.000% due 04/01/2016	150	164
Fresno, California Sewer System Revenue Bonds, (AGC Insured), Series 2008
5.000% due 09/01/2019	700	798
Irvine, California Special Assessment Notes, Series 2012
4.000% due 09/02/2021	1,550	1,629
Long Beach Bond Finance Authority, California Revenue Bonds, Series 2007
5.250% due 11/15/2018	1,000	1,103
5.250% due 11/15/2019	500	550
Long Beach Unified School District, California General Obligation Notes, Series 2009
5.000% due 08/01/2017	200	229
Los Altos Elementary School District, California General Obligation Notes, Series 2013
5.000% due 08/01/2020	2,690	3,231
Los Angeles Community College District, California General Obligation Bonds, Series 2013
5.000% due 08/01/2026	2,000	2,287
Los Angeles County, California Metropolitan Transportation Authority Revenue Notes, Series 2010
5.000% due 06/01/2018	1,415	1,654
Los Angeles County, California Public Works Financing Authority Revenue Bonds, Series 2012
5.000% due 08/01/2025	1,000	1,101
Los Angeles County, California Schools Regionalized Business Services Corp. Certificates of Participation Notes, (AGM Insured), Series 2010
5.000% due 06/01/2018	640	720
Los Angeles Department of Airports, California Revenue Bonds, Series 2010
4.500% due 05/15/2022	250	279
Los Angeles Department of Airports, California Revenue Notes, Series 2010
5.000% due 05/15/2019	650	761

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2001
0.060% due 07/01/2034	$3,000	$3,000
Los Angeles Municipal Improvement Corp., California Revenue Bonds, Series 2008
5.000% due 09/01/2019	250	279
Los Angeles, California Wastewater System Revenue Bonds, Series 2010
5.000% due 06/01/2022	500	577
M-S-R Public Power Agency, California Revenue Bonds, (AGM Insured), Series 2008
5.000% due 07/01/2019	1,000	1,145
Metropolitan Water District of Southern California Revenue Bonds, Series 2000
0.050% due 07/01/2035	5,000	5,000
Modesto Irrigation District, California Certificates of Participation Notes, (AMBAC Insured), Series 2006
5.000% due 10/01/2015	1,545	1,674
Mount San Antonio Community College District, California General Obligation Bonds, (NPFGC Insured), Series 2005
0.000% due 08/01/2016	1,000	980
Mountain House Public Financing Authority, California Revenue Notes, Series 2007
5.000% due 12/01/2015	640	689
Newport Beach, California Revenue Notes, Series 2011
5.000% due 12/01/2017	240	279
Northern California Power Agency Revenue Bonds, Series 2012
5.000% due 07/01/2026	1,000	1,096
Pasadena Area Community College District, California General Obligation Notes, Series 2009
5.000% due 08/01/2017	250	285
Rancho Santiago Community College District, California General Obligation Bonds, Series 2012
5.000% due 09/01/2023	1,800	2,098
Ross Valley School District, California General Obligation Bonds, Series 2012
5.000% due 08/01/2024	180	207
5.000% due 08/01/2037	700	732
Sacramento County, California Sanitation Districts Financing Authority Revenue Bonds, (NPFGC/FGIC Insured), Series 2006
5.000% due 12/01/2017	1,000	1,103
Sacramento County, California Sanitation Districts Financing Authority Revenue Notes, Series 2010
4.000% due 08/01/2016	230	251
Sacramento Municipal Utility District, California Revenue Bonds, Series 2011
5.000% due 08/15/2025	5,000	5,563
San Buenaventura Public Facilities Financing Authority, California Revenue Bonds, Series 2012
5.000% due 02/01/2025	1,515	1,666
5.000% due 02/01/2026	1,535	1,663
San Diego Community College District, California General Obligation Bonds, Series 2012
5.000% due 08/01/2023	2,000	2,345
San Diego County, California Regional Airport Authority Revenue Notes, Series 2010
5.000% due 07/01/2017	815	920
San Diego County, California Water Authority Revenue Bonds, Series 2011
5.000% due 05/01/2028	2,000	2,188
San Diego Public Facilities Financing Authority Sewer, California Revenue Notes, Series 2009
5.000% due 05/15/2017	500	573
San Diego Redevelopment Agency, California Tax Allocation Bonds, (SGI Insured), Series 2004
5.250% due 09/01/2016	1,000	1,030

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	41

Schedule of Investments PIMCO California Intermediate Municipal Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
San Francisco, California City & County Airports Commission Revenue Bonds, (NPFGC/FGIC Insured), Series 2006
5.250% due 05/01/2019	$2,960	$3,491
San Francisco, California City & County Airports Commission Revenue Bonds, Series 2011
5.000% due 05/01/2027	50	55
San Francisco, California Public Utilities Commission Water Revenue Bonds, Series 2010
5.000% due 11/01/2022	1,000	1,162
San Francisco, California Public Utilities Commission Water Revenue Notes, Series 2009
4.000% due 11/01/2018	1,000	1,124
San Jose Redevelopment Agency, California Tax Allocation Bonds, (NPFGC Insured), Series 2005
5.000% due 08/01/2017	1,000	1,048
San Jose Unified School District, California General Obligation Bonds, Series 2013
5.000% due 08/01/2027	1,000	1,126
San Luis Obispo County, California Financing Authority Revenue Bonds, (NPFGC Insured), Series 2007
5.000% due 09/01/2018	750	828
San Mateo Joint Powers Financing Authority, California Revenue Bonds, Series 2008
5.000% due 07/15/2036	225	235
Santa Clara Unified School District, California General Obligation Bonds, Series 2010
5.000% due 07/01/2027	325	347
Santa Cruz County, California Redevelopment Agency Tax Allocation Bonds, Series 2009
7.000% due 09/01/2036	1,000	1,135
Sonoma County, California Junior College District General Obligation Bonds, (NPFGC Insured), Series 2007
5.000% due 08/01/2018	1,250	1,445

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sonoma-Marin Area Rail Transit District, California Revenue Bonds, Series 2011
5.000% due 03/01/2023	$1,250	$1,429
5.000% due 03/01/2026	50	55
Southwestern Community College District, California General Obligation Bonds, (NPFGC/FGIC Insured), Series 2005
5.250% due 08/01/2016	400	447
University of California Revenue Bonds, Series 2008
5.000% due 05/15/2018	350	391
University of California Revenue Notes, Series 2008
5.000% due 05/15/2017	2,000	2,234
Upper Santa Clara Valley Joint Powers Authority, California Revenue Bonds, Series 2011
5.250% due 08/01/2027	2,000	2,210
West Basin Municipal Water District, California Revenue Bonds, Series 2011
5.000% due 08/01/2026	1,000	1,107
West Basin Municipal Water District, California Revenue Bonds, Series 2012
5.000% due 08/01/2028	2,000	2,179
West Contra Costa Unified School District, California General Obligation Notes, (AGC Insured), Series 2009
5.000% due 08/01/2017	1,000	1,133

		136,067

COLORADO 1.0%
Regional Transportation District, Colorado Revenue Bonds, Series 2012
5.000% due 11/01/2029	1,400	1,541

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW JERSEY 0.1%
New Jersey Economic Development Authority Revenue Bonds, Series 1998
6.500% due 04/01/2018	$160	$172

Total Municipal Bonds & Notes (Cost $135,778)		137,780

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (a) 0.3%
		495

Total Short-Term Instruments (Cost $495)		495

Total Investments in Securities (Cost $136,273)		138,275

	SHARES
INVESTMENTS IN AFFILIATES 7.3%

SHORT-TERM INSTRUMENTS 7.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.3%
PIMCO Short-Term Floating NAV Portfolio	1,081,884	10,826

Total Short-Term Instruments (Cost $10,824)		10,826

Total Investments in Affiliates (Cost $10,824)		10,826

Total Investments 99.6% (Cost $147,097)		$149,101

Other Assets and Liabilities, net 0.4%		647

Net Assets 100.0%		$149,748

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	09/30/2013	10/01/2013	$495	Fannie Mae 2.200% due 10/17/2022	$(507)	$495	$495

Total Repurchase Agreements						$(507)	$495	$495

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of September 30, 2013:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$495	$0	$0	$0	$495	$(507)	$(12)

Total Borrowings and Other Financing Transactions	$495	$0	$0	$0

(2)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

42	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$179	$179
Swap Agreements	0	0	0	0	435	435

	$0	$0	$0	$0	$614	$614

Over the counter
Swap Agreements	$0	$(161)	$0	$0	$0	$(161)

	$0	$(161)	$0	$0	$614	$453

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$63	$63

Over the counter
Swap Agreements	$0	$148	$0	$0	$0	$148

	$0	$148	$0	$0	$63	$211

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$136,067	$0	$136,067
Colorado	0	1,541	0	1,541
New Jersey	0	172	0	172
Short-Term Instruments
Repurchase Agreements	0	495	0	495
	$0	$138,275	$0	$138,275

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$10,826	$0	$0	$10,826

Total Investments	$10,826	$138,275	$0	$149,101

There were no transfers between Level 1 and 2 during the period ended September 30, 2013.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	43

Schedule of Investments PIMCO California Municipal Bond Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 91.8%

MUNICIPAL BONDS & NOTES 89.8%

CALIFORNIA 89.8%
Bay Area Toll Authority, California Revenue Bonds, Series 2012
5.000% due 04/01/2027	$175	$195
California Health Facilities Financing Authority Revenue Bonds, Series 2009
5.000% due 08/15/2039	100	101
California State Department of Water Resources Revenue Bonds, Series 2010
5.000% due 05/01/2021	125	147
California Statewide Communities Development Authority Revenue Bonds, Series 2012
5.000% due 04/01/2042	100	100
Campbell Union High School District, California General Obligation Bonds, Series 2012
5.000% due 08/01/2029	175	191
East Bay Municipal Utility District, California Revenue Bonds, Series 2010
5.000% due 06/01/2028	200	223
El Dorado Irrigation District, California Water Agency Revenue Bonds, (AGM Insured), Series 2012
5.000% due 03/01/2028	100	105
Imperial Irrigation District, California Revenue Bonds, Series 2011
5.000% due 11/01/2041	125	125
Irvine, California Special Assessment Bonds, Series 2012
5.000% due 09/02/2026	100	105
Los Angeles County, California Metropolitan Transportation Authority Revenue Notes, Series 2012
5.000% due 07/01/2021	150	179
Los Angeles Department of Airports, California Revenue Bonds, Series 2010
5.000% due 05/15/2040	200	203
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2001
0.060% due 07/01/2034	300	300
Los Angeles, California Wastewater System Revenue Bonds, Series 2012
5.000% due 06/01/2024	100	115

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Los Rios Community College District, California General Obligation Bonds, Series 2010
5.000% due 08/01/2026	$150	$164
Orange County, California Revenue Bonds, Series 2013
5.000% due 08/15/2030	250	277
Pasadena Unified School District, California General Obligation Bonds, Series 2012
5.000% due 05/01/2034	125	132
Redwood City Public Financing Authority, California Revenue Bonds, Series 2013
5.000% due 02/01/2028	130	142
Ross Valley School District, California General Obligation Bonds, Series 2012
5.000% due 08/01/2042	125	129
Sacramento Unified School District, California General Obligation Bonds, (AGM Insured), Series 2012
5.000% due 07/01/2031	100	102
Sacramento, California Revenue Bonds, Series 2013
5.000% due 09/01/2031	130	140
San Diego County, California Regional Transportation Commission Revenue Bonds, Series 2012
5.000% due 04/01/2038	100	105
San Diego County, California Water Authority Revenue Bonds, Series 2013
5.000% due 05/01/2031	200	217
San Francisco, California City & County Airports Commission Revenue Bonds, Series 2011
5.000% due 05/01/2027	175	191
San Francisco, California Public Utilities Commission Water Revenue Bonds, Series 2012
5.000% due 11/01/2043	250	261
San Mateo Joint Powers Financing Authority, California Revenue Bonds, Series 2008
5.000% due 07/15/2036	225	235
Santa Clara County, California General Obligation Bonds, Series 2009
5.000% due 08/01/2034	100	106
Santa Clara Unified School District, California General Obligation Bonds, Series 2010
5.000% due 07/01/2027	175	187
Sonoma County, California Junior College District General Obligation Notes, Series 2013
5.000% due 08/01/2022	250	297

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sonoma-Marin Area Rail Transit District, California Revenue Bonds, Series 2011
5.000% due 03/01/2026	$150	$166
Turlock Irrigation District, California Revenue Bonds, Series 2011
5.500% due 01/01/2041	100	104
West Basin Municipal Water District, California Revenue Bonds, Series 2012
5.000% due 08/01/2028	205	223
5.000% due 08/01/2029	125	135

Total Municipal Bonds & Notes (Cost $5,618)		5,402

SHORT-TERM INSTRUMENTS 2.0%

REPURCHASE AGREEMENTS (a) 2.0%
		118

Total Short-Term Instruments (Cost $118)		118

Total Investments in Securities (Cost $5,736)		5,520

	SHARES
INVESTMENTS IN AFFILIATES 6.7%

SHORT-TERM INSTRUMENTS 6.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.7%
PIMCO Short-Term Floating NAV Portfolio	40,048	401

Total Short-Term Instruments (Cost $401)		401

Total Investments in Affiliates (Cost $401)		401

Total Investments 98.5% (Cost $6,137)		$5,921

Other Assets and Liabilities, net 1.5%		93

Net Assets 100.0%		$6,014

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	09/30/2013	10/01/2013	$118	Fannie Mae 2.200% due 10/17/2022	$(122)	$118	$118

Total Repurchase Agreements						$(122)	$118	$118

(1)	Includes accrued interest.

44	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of September 30, 2013:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$118	$0	$0	$0	$118	$(122)	$(4)

Total Borrowings and Other Financing Transactions	$118	$0	$0	$0

(2)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	2.750%	06/19/2043	$135	$23	$10	$0	$0

Total Swap Agreements					$23	$10	$0	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2013:

(c)	Cash of $34 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2013. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$0	$0	$0

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$4	$4
Swap Agreements	0	0	0	0	24	24

	$0	$0	$0	$0	$28	$28

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$10	$10

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	45

Schedule of Investments PIMCO California Municipal Bond Fund (Cont.)

September 30, 2013 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$5,402	$0	$5,402
Short-Term Instruments
Repurchase Agreements	0	118	0	118
	$0	$5,520	$0	$5,520

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$401	$0	$0	$401

Total Investments	$401	$5,520	$0	$5,921

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$0	$0	$0

Totals	$401	$5,520	$0	$5,921

There were no transfers between Level 1 and 2 during the period ended September 30, 2013.

46	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO California Short Duration Municipal Income Fund

September 30, 2013 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 84.9%

MUNICIPAL BONDS & NOTES 84.6%

CALIFORNIA 84.1%
Alameda County, California Certificates of Participation Bonds, (AMBAC Insured), Series 2007
5.000% due 12/01/2017	$495	$569
Atascadero Public Financing Authority, California Revenue Notes, Series 2010
3.000% due 10/01/2014	110	112
Bay Area Toll Authority, California Revenue Bonds, Series 2007
0.050% due 04/01/2047	1,740	1,740
0.770% due 04/01/2047	5,000	4,950
Bay Area Toll Authority, California Revenue Bonds, Series 2008
0.984% due 04/01/2045	3,200	3,218
Bay Area Toll Authority, California Revenue Notes, Series 2006
5.000% due 04/01/2015	100	107
Brentwood Union School District, California General Obligation Notes, (NPFGC/FGIC Insured), Series 2007
5.250% due 08/01/2016	135	151
California Educational Facilities Authority Revenue Notes, Series 2005
5.000% due 10/01/2014	500	522
California Educational Facilities Authority Revenue Notes, Series 2006
5.000% due 11/01/2013	525	527
California Educational Facilities Authority Revenue Notes, Series 2009
4.000% due 11/01/2013	50	50
California Educational Facilities Authority Revenue Notes, Series 2010
0.870% due 10/01/2015	3,445	3,455
4.000% due 02/01/2014	250	253
California Health Facilities Financing Authority Revenue Bonds, Series 2004
4.950% due 07/01/2026	1,145	1,183
California Health Facilities Financing Authority Revenue Bonds, Series 2008
5.500% due 08/15/2018	250	297
California Health Facilities Financing Authority Revenue Notes, Series 2008
5.000% due 08/15/2014	1,000	1,040
California Health Facilities Financing Authority Revenue Notes, Series 2009
5.000% due 03/01/2014	250	255
5.000% due 08/15/2014	350	364
California Health Facilities Financing Authority Revenue Notes, Series 2010
3.000% due 11/15/2013	750	752
California Health Facilities Financing Authority Revenue Notes, Series 2012
5.000% due 08/15/2017	1,000	1,147
California Infrastructure & Economic Development Bank Revenue Bonds, Series 2013
0.350% due 10/01/2047	2,300	2,293
California Infrastructure & Economic Development Bank Revenue Notes, (AMBAC Insured), Series 2004
5.250% due 10/01/2013	1,975	1,975
California Infrastructure & Economic Development Bank Revenue Notes, Series 2008
5.000% due 02/01/2014	750	762
California Pollution Control Financing Authority Revenue Bonds, Series 1996
0.050% due 11/01/2026	500	500
California Pollution Control Financing Authority Revenue Bonds, Series 2009
2.600% due 12/01/2046	2,500	2,548

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
California State Association of Bay Area Governments Finance Authority for Non-Profit Corp. Revenue Notes, (CM Insured), Series 2010
4.000% due 09/01/2015	$510	$541
California State Association of Bay Area Governments Finance Authority for Non-Profit Corp. Revenue Notes, (CM Insured), Series 2012
3.000% due 04/01/2014	1,500	1,517
California State Department of Water Resources Revenue Notes, Series 2010
4.000% due 05/01/2014	2,600	2,657
California State Enterprise Development Authority Revenue Notes, Series 2010
4.000% due 09/01/2014	220	227
California State General Obligation Bonds, (NPFGC/FGIC Insured), Series 2004
5.250% due 07/01/2014	80	83
California State General Obligation Notes, Series 2008
5.000% due 04/01/2015	450	481
California State General Obligation Notes, Series 2009
3.000% due 10/01/2015	600	631
5.000% due 07/01/2018	1,725	2,020
5.000% due 07/01/2019	80	95
California State General Obligation Notes, Series 2010
4.000% due 11/01/2013	500	502
California State General Obligation Notes, Series 2012
5.000% due 02/01/2015	2,500	2,655
California State Public Works Board Revenue Bonds, (AMBAC Insured), Series 2005
5.000% due 01/01/2019	150	163
California State Public Works Board Revenue Bonds, (NPFGC Insured), Series 2005
5.250% due 11/01/2019	270	294
California State Public Works Board Revenue Bonds, (NPFGC/FGIC Insured), Series 2006
5.250% due 10/01/2017	380	440
California State Public Works Board Revenue Notes, Series 2010
4.000% due 03/01/2014	3,630	3,687
California State Public Works Board Revenue Notes, Series 2012
5.000% due 06/01/2017	3,000	3,413
California State University Revenue Bonds, (AMBAC Insured), Series 2005
5.000% due 11/01/2015	80	87
California Statewide Communities Development Authority Revenue Bonds, (AGM Insured), Series 2007
5.250% due 07/01/2018	250	289
California Statewide Communities Development Authority Revenue Bonds, Series 2001
3.900% due 08/01/2031	1,050	1,073
California Statewide Communities Development Authority Revenue Notes, (AGM Insured), Series 2007
5.000% due 07/01/2014	750	776
California Statewide Communities Development Authority Revenue Notes, (FHA Insured), Series 2009
5.500% due 08/01/2014	2,330	2,418
California Statewide Communities Development Authority Revenue Notes, (NPFGC Insured), Series 2005
5.000% due 05/01/2015	150	160
Calleguas-Las Virgenes Public Financing Authority, California Revenue Notes, Series 2009
4.000% due 11/01/2013	400	401
Capistrano Unified School District Community Facilities District No. 87-1, California Special Tax Notes, (AMBAC Insured), Series 2006
5.000% due 09/01/2014	1,100	1,139

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Castaic Lake Water Agency, California Certificates of Participation Notes, Series 2010
4.000% due 08/01/2015	$130	$136
Chula Vista, California Revenue Bonds, Series 2006
1.650% due 07/01/2018	3,050	3,047
Citrus Heights Water District, California Certificates of Participation Notes, Series 2010
4.000% due 10/01/2017	250	268
4.000% due 10/01/2019	100	106
Contra Costa Transportation Authority, California Revenue Bonds, Series 2012
0.492% due 03/01/2034	5,000	5,017
Contra Costa Transportation Authority, California Revenue Notes, Series 2012
3.000% due 03/01/2015	2,290	2,377
Cucamonga Valley Water District, California Certificates of Participation Notes, (NPFGC Insured), Series 2006
4.000% due 09/01/2014	250	256
Desert Sands Unified School District, California General Obligation Notes, (AMBAC Insured), Series 2006
0.000% due 06/01/2014	1,000	996
East Bay Municipal Utility District, California Revenue Notes, Series 2012
5.000% due 06/01/2018	1,685	1,974
East Side Union High School District, California General Obligation Bonds, (NPFGC Insured), Series 2003
4.900% due 02/01/2015	150	158
East Side Union High School District, California General Obligation Notes, (AGC Insured), Series 2008
5.000% due 08/01/2016	575	637
Eastern Municipal Water District, California Certificates of Participation Bonds, Series 2008
0.070% due 07/01/2023	10,000	10,000
El Dorado Union High School District, California Certificates of Participation Notes, Series 2009
0.000% due 12/01/2013	460	458
El Monte Union High School District, California General Obligation Notes, (NPFGC/FGIC Insured), Series 2006
0.000% due 06/01/2014	1,345	1,339
Escondido, California General Obligation Notes, (NPFGC Insured), Series 2006
5.000% due 09/01/2015	730	779
Fontana Unified School District, California General Obligation Notes, Series 2012
2.000% due 08/01/2014	500	507
Fullerton Joint Union High School District, California General Obligation Bonds, (NPFGC/FGIC Insured), Series 2005
5.000% due 08/01/2029	385	418
Fullerton Joint Union High School District, California General Obligation Notes, Series 2010
4.000% due 08/01/2015	150	159
Irvine, California Special Assessment Bonds, Series 1994
0.040% due 09/02/2020	203	203
Irvine, California Special Assessment Notes, Series 2012
3.000% due 09/02/2015	1,160	1,197
Lincoln Unified School District, California Special Tax Notes, (AMBAC Insured), Series 2006
5.000% due 09/01/2015	185	193
Long Beach Bond Finance Authority, California Revenue Notes, Series 2012
4.000% due 11/01/2016	500	541
4.000% due 11/01/2017	250	272
Los Altos Elementary School District, California General Obligation Notes, Series 2013
3.000% due 08/01/2017	2,175	2,347

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	47

Schedule of Investments PIMCO California Short Duration Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Los Angeles County, California Metropolitan Transportation Authority Revenue Notes, Series 2009
5.000% due 07/01/2017	$1,925	$2,215
Los Angeles County, California Metropolitan Transportation Authority Revenue Notes, Series 2012
2.000% due 07/01/2014	2,000	2,027
Los Angeles County, California Metropolitan Transportation Authority Revenue Notes, Series 2013
5.000% due 07/01/2018	9,000	10,545
Los Angeles County, California Public Works Financing Authority Revenue Notes, Series 2012
5.000% due 08/01/2018	500	571
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2002
0.060% due 07/01/2035	2,800	2,800
Los Angeles Department of Water & Power, California Revenue Notes, Series 2012
5.000% due 01/01/2016	11,500	12,550
Los Angeles Harbor Department, California Revenue Bonds, Series 2009
5.000% due 08/01/2019	900	1,055
Los Angeles Unified School District, California Certificates of Participation Notes, Series 2012
4.000% due 10/01/2015	2,000	2,131
Los Angeles Unified School District, California General Obligation Bonds, (NPFGC Insured), Series 2006
5.000% due 07/01/2018	1,015	1,126
Los Angeles Unified School District, California General Obligation Notes, (AMBAC Insured), Series 2006
5.000% due 07/01/2016	200	224
Los Angeles Unified School District, California General Obligation Notes, Series 2011
4.000% due 07/01/2014	5,045	5,188
Los Angeles, California Wastewater System Revenue Notes, Series 2012
5.000% due 06/01/2019	225	266
Los Rios Community College District, California General Obligation Notes, Series 2010
4.000% due 08/01/2014	100	103
M-S-R Public Power Agency, California Revenue Notes, (NPFGC Insured), Series 2007
5.000% due 07/01/2014	1,090	1,124
Metropolitan Water District of Southern California Revenue Bonds, Series 2000
0.050% due 07/01/2035	3,500	3,500
Metropolitan Water District of Southern California Revenue Bonds, Series 2004
0.060% due 07/01/2023	6,000	6,000
Modesto Irrigation District, California Revenue Notes, Series 2012
5.000% due 07/01/2016	250	279
5.000% due 07/01/2017	200	229
5.000% due 07/01/2018	250	290
Mount San Antonio Community College District, California General Obligation Notes, Series 2010
0.000% due 05/01/2015	1,935	1,924
Northern California Power Agency Revenue Notes, Series 2009
5.000% due 07/01/2014	420	435
Oakland-Alameda County, California Coliseum Authority Revenue Notes, Series 2012
5.000% due 02/01/2016	1,750	1,917
Ohlone Community College District, California General Obligation Notes, Series 2010
4.000% due 08/01/2015	150	160
4.000% due 08/01/2016	200	218
Orange County, California Public Financing Authority Revenue Notes, (NPFGC Insured), Series 2005
5.000% due 07/01/2014	250	258
Pasadena Unified School District, California General Obligation Notes, Series 2012
4.000% due 05/01/2015	300	317

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Pleasanton Unified School District, California General Obligation Bonds, (NPFGC Insured), Series 2004
5.000% due 08/01/2015	$150	$160
Riverside, California Electric Revenue Bonds, (NPFGC Insured), Series 2004
5.000% due 10/01/2014	500	521
Riverside, California Electric Revenue Notes, Series 2009
5.000% due 10/01/2013	2,000	2,000
Sacramento County, California Airport System Revenue Notes, Series 2010
3.000% due 07/01/2016	995	1,045
Sacramento County, California Water Financing Authority Revenue Notes, (NPFGC/FGIC Insured), Series 2007
5.000% due 06/01/2014	1,000	1,030
Sacramento Municipal Utility District, California Revenue Bonds, (NPFGC Insured), Series 2003
5.000% due 11/15/2013	1,375	1,383
5.000% due 08/15/2015	740	803
Sacramento Unified School District, California General Obligation Notes, Series 2012
4.000% due 07/01/2015	1,215	1,289
San Diego County, California Regional Airport Authority Revenue Notes, Series 2010
3.000% due 07/01/2014	400	408
3.000% due 07/01/2015	600	625
4.000% due 07/01/2014	700	719
San Diego Public Facilities Financing Authority Water, California Revenue Notes, Series 2012
5.000% due 08/01/2016	1,000	1,119
San Francisco State Building Authority, California Revenue Bonds, (NPFGC/FGIC Insured), Series 2005
5.000% due 12/01/2015	1,800	1,962
San Francisco, California City & County Airports Commission Revenue Notes, Series 2010
3.000% due 05/01/2016	300	317
San Francisco, California City & County Finance Corp. Revenue Bonds, Series 2008
0.070% due 04/01/2030	690	690
San Francisco, California City & County General Obligation Notes, Series 2009
5.000% due 06/15/2017	2,305	2,654
San Francisco, California City & County General Obligation Notes, Series 2011
5.000% due 06/15/2016	5,000	5,595
San Francisco, California Public Utilities Commission Wastewater Revenue Notes, Series 2013
4.000% due 10/01/2015	1,000	1,071
San Jose Redevelopment Agency, California Tax Allocation Notes, (AMBAC Insured), Series 2005
5.000% due 08/01/2014	1,225	1,256
San Luis Obispo County, California Financing Authority Revenue Bonds, (NPFGC Insured), Series 2007
5.000% due 09/01/2018	250	276
San Mateo Joint Powers Financing Authority, California Revenue Notes, Series 2008
5.000% due 07/15/2014	150	155
San Rafael Redevelopment Agency, California Tax Allocation Notes, (AGC Insured), Series 2009
5.000% due 12/01/2013	965	971
Santa Ana, California Certificates of Participation Bonds, (AMBAC Insured), Series 2003
5.000% due 06/01/2015	195	195
Santa Clara Valley Water District, California Certificates of Participation Notes, Series 2007
5.000% due 02/01/2016	150	165
Santa Clara Valley Water District, California Certificates of Participation Notes, Series 2012
5.000% due 02/01/2017	2,000	2,277

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Santa Margarita-Dana Point Authority, California Revenue Bonds, (AMBAC Insured), Series 2004
5.000% due 08/01/2015	$225	$234
Santaluz Community Facilities District No. 2, California Special Tax Notes, Series 2011
3.000% due 09/01/2016	2,160	2,191
South San Francisco Unified School District, California Revenue Notes, (NPFGC Insured), Series 2006
5.000% due 09/15/2014	250	261
Southern California Public Power Authority Revenue Notes, Series 2010
4.000% due 07/01/2014	750	771
4.000% due 07/01/2015	1,165	1,239
5.000% due 07/01/2014	700	725
Southern California Public Power Authority Revenue Notes, Series 2011
4.000% due 07/01/2015	1,000	1,063
Southern California Public Power Authority Revenue Notes, Series 2012
5.000% due 07/01/2016	1,150	1,288
St. Helena Unified School District, California General Obligation Notes, (NPFGC Insured), Series 2005
5.000% due 08/01/2014	490	510
University of California Revenue Bonds, (NPFGC Insured), Series 2007
0.787% due 05/15/2030	1,000	824
University of California Revenue Bonds, Series 2007
0.050% due 05/15/2032	900	900
University of California Revenue Notes, (AGM Insured), Series 2007
5.000% due 05/15/2015	45	48
5.000% due 05/15/2016	810	877
University of California Revenue Notes, (NPFGC Insured), Series 2007
5.000% due 05/15/2014	270	278
University of California Revenue Notes, Series 2008
5.000% due 05/15/2016	215	239
University of California Revenue Notes, Series 2010
3.000% due 05/15/2014	500	509
5.000% due 05/15/2016	1,000	1,109
University of California Revenue Notes, Series 2013
5.000% due 05/15/2017	1,000	1,147
West Basin Municipal Water District, California Revenue Notes, Series 2012
4.000% due 08/01/2015	500	533

		188,788

NEW YORK 0.3%
New York State Dormitory Authority Revenue Notes, Series 2011
5.000% due 05/01/2015	700	746

U.S. VIRGIN ISLANDS 0.2%
U.S. Virgin Islands Public Finance Authority Revenue Notes, Series 2010
4.000% due 10/01/2013	400	400

Total Municipal Bonds & Notes (Cost $188,976)		189,934

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (a) 0.3%
		564

Total Short-Term Instruments (Cost $564)		564

Total Investments in Securities (Cost $189,540)		190,498

48	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 14.6%

SHORT-TERM INSTRUMENTS 14.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 14.6%
PIMCO Short-Term Floating NAV Portfolio	3,281,643	$32,839

Total Short-Term Instruments (Cost $32,835)		32,839

Total Investments in Affiliates (Cost $32,835)		32,839

Total Investments 99.5% (Cost $222,375)		$223,337

Other Assets and Liabilities, net 0.5%		1,221

Net Assets 100.0%		$224,558

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	09/30/2013	10/01/2013	$564	Fannie Mae 2.200% due 10/17/2022	$(577)	$564	$564

Total Repurchase Agreements						$(577)	$564	$564

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of September 30, 2013:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$564	$0	$0	$0	$564	$(577)	$(13)

Total Borrowings and Other Financing Transactions	$564	$0	$0	$0

(2)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$188,788	$0	$188,788
New York	0	746	0	746
U.S. Virgin Islands	0	400	0	400
Short-Term Instruments
Repurchase Agreements	0	564	0	564
	$0	$190,498	$0	$190,498

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$32,839	$0	$0	$32,839

Total Investments	$32,839	$190,498	$0	$223,337

There were no transfers between Level 1 and 2 during the period ended September 30, 2013.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	49

Schedule of Investments PIMCO High Yield Municipal Bond Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 88.8%

MUNICIPAL BONDS & NOTES 88.6%

ALABAMA 0.2%
Montgomery Medical Clinic Board, Alabama Revenue Bonds, Series 2006
5.250% due 03/01/2031	$250	$239
5.250% due 03/01/2036	500	467

		706

ALASKA 0.2%
Alaska Industrial Development & Export Authority Revenue Bonds, Series 2007
6.000% due 12/01/2036 ^	1,400	703

ARIZONA 2.4%
Arizona Health Facilities Authority Revenue Bonds, Series 2007
5.200% due 10/01/2037	3,750	2,993
Arizona Health Facilities Authority Revenue Bonds, Series 2012
5.000% due 02/01/2042	1,000	901
Mohave County, Arizona Industrial Development Authority Revenue Bonds, Series 2008
8.000% due 05/01/2025	1,100	1,282
Pima County, Arizona Industrial Development Authority Revenue Bonds, Series 2006
6.375% due 06/01/2036	1,600	1,405
Pima County, Arizona Industrial Development Authority Revenue Bonds, Series 2007
5.625% due 07/01/2038	1,000	849

		7,430

CALIFORNIA 6.1%
California Health Facilities Financing Authority Revenue Bonds, Series 2009
6.000% due 07/01/2039	1,500	1,625
California Municipal Finance Authority Revenue Bonds, Series 2008
5.875% due 10/01/2034	600	621
7.000% due 10/01/2039	500	457
California Municipal Finance Authority Revenue Bonds, Series 2011
6.500% due 11/01/2041	1,000	1,110
7.750% due 04/01/2031	900	987
California Pollution Control Financing Authority Revenue Bonds, (FGIC Insured), Series 2004
4.750% due 12/01/2023	1,000	1,031
California State Association of Bay Area Governments Finance Authority for Non-Profit Corp. Revenue Bonds, Series 2009
6.250% due 08/01/2039	500	553
California Statewide Communities Development Authority Revenue Bonds, Series 2007
5.750% due 11/01/2017	320	333
California Statewide Communities Development Authority Revenue Bonds, Series 2008
5.250% due 11/15/2048	1,190	1,194
Chino Public Financing Authority, California Special Tax Bonds, Series 2012
5.000% due 09/01/2026	1,225	1,236
5.000% due 09/01/2030	1,000	978
5.000% due 09/01/2034	1,300	1,240
Chula Vista, California Revenue Bonds, Series 2004
5.875% due 02/15/2034	1,000	1,083
M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.500% due 11/01/2039	1,500	1,739

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Rancho Cordova Community Facilities District, California Special Tax Bonds, Series 2012
5.000% due 09/01/2032	$1,250	$1,181
5.000% due 09/01/2037	1,250	1,159
Successor Agency to the San Francisco, California City & County Redevelopment Agency Special Tax Bonds, Series 2013
5.000% due 08/01/2026	1,500	1,519
Tustin Unified School District, California Special Tax Bonds, Series 2010
6.000% due 09/01/2040	500	505

		18,551

COLORADO 3.0%
Colorado Educational & Cultural Facilities Authority Revenue Bonds, Series 2007
5.700% due 05/01/2037	725	678
5.750% due 05/15/2037	780	554
Colorado Health Facilities Authority Revenue Bonds, Series 2007
5.300% due 07/01/2037	1,975	1,699
5.900% due 08/01/2037	1,000	916
Colorado Health Facilities Authority Revenue Bonds, Series 2008
5.750% due 05/15/2036	1,000	1,023
Copperleaf Metropolitan District No. 2, Colorado General Obligation Bonds, Series 2006
5.950% due 12/01/2036	500	366
Madre Metropolitan District No. 2, Colorado General Obligation Bonds, Series 2007
5.500% due 12/01/2036	900	659
Public Authority for Colorado Energy Revenue Bonds, Series 2008
6.250% due 11/15/2028	2,205	2,423
Regional Transportation District, Colorado Revenue Bonds, Series 2010
6.000% due 01/15/2034	750	761

		9,079

CONNECTICUT 0.3%
Harbor Point Infrastructure Improvement District, Connecticut Tax Allocation Bonds, Series 2010
7.000% due 04/01/2022	932	991

DELAWARE 0.2%
Delaware State Economic Development Authority Revenue Bonds, Series 2012
5.000% due 09/01/2042	675	633

FLORIDA 4.5%
Alachua County, Florida Health Facilities Authority Revenue Bonds, Series 2012
8.000% due 10/01/2042	1,000	1,132
8.000% due 10/01/2046	1,250	1,404
Florida Development Finance Corp. Revenue Bonds, Series 2007
6.000% due 02/15/2037	250	229
Florida Development Finance Corp. Revenue Notes, Series 2011
6.500% due 06/15/2021	300	312
Hillsborough County, Florida Industrial Development Authority Revenue Bonds, Series 2006
5.250% due 10/01/2041	1,000	1,016
Jacksonville Economic Development Commission, Florida Revenue Bonds, Series 2007
5.300% due 05/01/2037	1,500	1,393

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Lee County Industrial Development Authority, Florida Revenue Bonds, Series 2007
5.375% due 06/15/2037	$1,500	$1,397
Martin County, Florida Health Facilities Authority Revenue Bonds, Series 2012
5.500% due 11/15/2042	3,000	2,978
Sarasota County, Florida Health Facilities Authority Revenue Bonds, Series 2007
5.750% due 07/01/2037	1,780	1,590
St. Johns County, Florida Industrial Development Authority Revenue Bonds, Series 2010
5.875% due 08/01/2040	1,500	1,524
University Square Community Development District, Florida Special Assessment Bonds, Series 2007
5.875% due 05/01/2038	755	735

		13,710

GEORGIA 0.5%
Fulton County, Georgia Residential Care Facilities for the Elderly Authority Revenue Bonds, Series 2006
5.125% due 07/01/2042	250	208
Medical Center Hospital Authority, Georgia Revenue Bonds, Series 2007
5.250% due 07/01/2037	1,530	1,371

		1,579

IDAHO 0.4%
Nez Perce County, Idaho Revenue Bonds, Series 1996
6.000% due 10/01/2024	1,200	1,200

ILLINOIS 3.2%
Belleville, Illinois Tax Allocation Bonds, Series 2007
5.700% due 05/01/2036	1,000	888
Granite City, Illinois Revenue Bonds, Series 2007
5.125% due 04/01/2027	1,645	1,427
Hillside Village, Illinois Tax Allocation Bonds, Series 2008
7.000% due 01/01/2028	2,000	1,996
Illinois Finance Authority Revenue Bonds, Series 1993
5.950% due 08/15/2026	800	796
Illinois Finance Authority Revenue Bonds, Series 2007
6.000% due 03/01/2037 ^	1,775	603
6.100% due 12/01/2041	675	550
Illinois Finance Authority Revenue Bonds, Series 2008
6.250% due 08/15/2035 ^	1,000	20
Illinois Finance Authority Revenue Bonds, Series 2011
6.000% due 08/15/2041	450	491
Railsplitter Tobacco Settlement Authority, Illinois Revenue Bonds, Series 2010
6.000% due 06/01/2028	2,000	2,134
Southwestern Illinois Development Authority Revenue Bonds, Series 2007
5.350% due 03/01/2031	1,250	938

		9,843

INDIANA 3.1%
East Chicago, Indiana Revenue Bonds, Series 1999
6.375% due 08/01/2029	100	95
Indiana Finance Authority Revenue Bonds, Series 2010
5.000% due 07/01/2040	375	360
Indiana Municipal Power Agency Revenue Bonds, Series 2009
5.750% due 01/01/2034	1,000	1,007
6.000% due 01/01/2039	1,000	1,113

50	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Indianapolis, Indiana Local Public Improvement Bond Bank Revenue Bonds, Series 2009
5.750% due 01/01/2038	$2,500	$2,654
Vigo County, Indiana Hospital Authority Revenue Bonds, Series 2007
5.700% due 09/01/2037	1,750	1,754
Vigo County, Indiana Hospital Authority Revenue Bonds, Series 2011
7.500% due 09/01/2022	2,100	2,539

		9,522

IOWA 5.4%
Altoona, Iowa Tax Allocation Bonds, Series 2008
6.000% due 06/01/2034	1,000	1,042
Iowa Finance Authority Revenue Bonds, Series 2007
5.500% due 11/15/2027 ^	900	531
5.500% due 11/15/2037 ^	1,650	966
Iowa Finance Authority Revenue Bonds, Series 2013
5.250% due 12/01/2025	15,000	13,951

		16,490

KANSAS 0.1%
Manhattan, Kansas Revenue Bonds, Series 2007
5.500% due 08/01/2021	250	224

LOUISIANA 1.4%
Louisiana Public Facilities Authority Revenue Bonds, Series 2011
6.500% due 05/15/2037	1,000	1,070
Louisiana State Citizens Property Insurance Corp. Revenue Bonds, (AGC Insured), Series 2009
6.125% due 06/01/2025	2,250	2,561
New Orleans Aviation Board, Louisiana Revenue Bonds, (AGC Insured), Series 2009
6.000% due 01/01/2023	500	562

		4,193

MAINE 1.7%
Finance Authority of Maine Revenue Bonds, Series 2005
6.250% due 01/01/2025	5,000	5,082

MARYLAND 0.3%
Maryland Economic Development Corp. Revenue Bonds, Series 2010
5.750% due 09/01/2025	250	262
Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2007
5.300% due 01/01/2037	400	359
Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2009
6.750% due 07/01/2039	250	289

		910

MASSACHUSETTS 0.4%
Massachusetts Educational Financing Authority Revenue Bonds, Series 2009
6.000% due 01/01/2028	1,090	1,166

MICHIGAN 2.6%
Doctor Charles Drew Academy, Michigan Certificates of Participation Bonds, Series 2006
5.700% due 11/01/2036	445	315
East Lansing Economic Development Corp., Michigan Revenue Bonds, Series 2007
5.250% due 07/01/2037	720	650

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Grand Traverse Academy, Michigan Revenue Bonds, Series 2007
5.000% due 11/01/2036	$1,200	$1,018
Meridian Economic Development Corp., Michigan Revenue Bonds, Series 2007
5.250% due 07/01/2026	820	812
Michigan Public Educational Facilities Authority Revenue Bonds, Series 2007
6.500% due 09/01/2037	1,000	520
Michigan Public Educational Facilities Authority Revenue Bonds, Series 2008
7.000% due 10/01/2036 (b)	225	208
Michigan State Hospital Finance Authority Revenue Bonds, Series 2006
5.000% due 11/15/2038	1,000	952
Royal Oak Hospital Finance Authority, Michigan Revenue Bonds, Series 2009
8.250% due 09/01/2039	500	601
Wayne County, Michigan Airport Authority Revenue Bonds, Series 2012
5.000% due 12/01/2042	3,000	2,846

		7,922

MINNESOTA 0.8%
Falcon Heights, Minnesota Revenue Bonds, Series 2007
6.000% due 11/01/2037	400	355
Faribault, Minnesota Revenue Bonds, Series 2010
6.750% due 05/01/2036	640	661
Minneapolis, Minnesota Revenue Bonds, Series 2008
6.750% due 11/15/2032	950	1,067
Washington County, Minnesota Housing & Redevelopment Authority Revenue Bonds, Series 2007
5.625% due 06/01/2037	500	470

		2,553

MISSOURI 1.0%
Branson Regional Airport Transportation Development District, Missouri Revenue Bonds, Series 2007
6.000% due 07/01/2037 ^	750	113
Cottleville, Missouri Certificates of Participation Bonds, Series 2006
5.250% due 08/01/2031	250	260
Grindstone Plaza Transportation Development District, Missouri Revenue Bonds, Series 2006
5.500% due 10/01/2031	250	204
5.550% due 10/01/2036	45	36
Joplin Industrial Development Authority, Missouri Revenue Bonds, Series 2007
5.750% due 05/15/2031	1,485	1,515
Kansas City, Missouri Tax Allocation Notes, Series 2011
5.000% due 06/01/2021	40	41
Manchester, Missouri Tax Allocation Bonds, Series 2010
6.875% due 11/01/2039	250	255
Thirty-Ninth Street Transportation Development District, Missouri Revenue Bonds, Series 2008
6.875% due 09/01/2032	500	469

		2,893

MONTANA 0.2%
Hardin, Montana Tax Allocation Bonds, Series 2006
0.000% due 09/01/2031 (a)	830	645

NEBRASKA 1.7%
Central Plains Energy Project, Nebraska Revenue Bonds, Series 2012
5.250% due 09/01/2037	5,000	5,035

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW JERSEY 3.4%
New Jersey Economic Development Authority Revenue Bonds, Series 2000
7.000% due 11/15/2030	$60	$60
Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2007
4.750% due 06/01/2034	4,200	3,077
5.000% due 06/01/2041	10,000	7,163

		10,300

NEW MEXICO 0.2%
Otero County, New Mexico Revenue Bonds, Series 2007
6.000% due 04/01/2028	650	524

NEW YORK 6.7%
Brooklyn Arena Local Development Corp., New York Revenue Bonds, Series 2009
6.250% due 07/15/2040	3,500	3,672
Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2011
5.750% due 02/15/2047	5,000	5,301
New York City, New York Industrial Development Agency Revenue Bonds, Series 2005
7.750% due 08/01/2031 ^	150	167
New York Liberty Development Corp. Revenue Bonds, Series 2011
5.750% due 11/15/2051	7,500	8,026
New York State Dormitory Authority Revenue Bonds, Series 2011
6.000% due 07/01/2040	500	542
Niagara Area Development Corp., New York Revenue Bonds, Series 2012
5.250% due 11/01/2042	3,000	2,526

		20,234

NORTH CAROLINA 1.3%
Charlotte, North Carolina Revenue Bonds, Series 1998
5.600% due 07/01/2027	150	145
Charlotte, North Carolina Revenue Bonds, Series 2000
7.750% due 02/01/2028	60	60
North Carolina Medical Care Commission Revenue Bonds, Series 2006
5.100% due 10/01/2030	50	47
North Carolina Medical Care Commission Revenue Bonds, Series 2007
5.250% due 01/01/2032	1,000	971
North Carolina Medical Care Commission Revenue Bonds, Series 2008
6.000% due 11/01/2033	750	774
6.000% due 04/01/2038	500	502
North Carolina Medical Care Commission Revenue Bonds, Series 2010
6.000% due 01/01/2039	575	575
Northern Hospital District of Surry County, North Carolina Revenue Bonds, Series 2008
6.250% due 10/01/2038	800	826

		3,900

OHIO 9.2%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	7,450	5,591
6.500% due 06/01/2047	5,935	4,831
Butler County, Ohio Revenue Bonds, Series 2010
5.500% due 11/01/2040	500	504

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	51

Schedule of Investments PIMCO High Yield Municipal Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Hamilton County, Ohio Revenue Bonds, Series 2012
5.000% due 06/01/2042	$4,000	$3,681
5.500% due 06/01/2042	5,000	5,006
Ohio Air Quality Development Authority Revenue Bonds, Series 2009
5.700% due 08/01/2020	3,000	3,340
Ohio State Turnpike Commission Revenue Bonds, Series 2013
5.000% due 02/15/2048	5,000	5,052

		28,005

OREGON 0.1%
Oregon State Facilities Authority Revenue Bonds, Series 2010
6.375% due 09/01/2040	200	206

PENNSYLVANIA 4.2%
Allegheny County, Pennsylvania Higher Education Building Authority Revenue Bonds, Series 2008
6.000% due 10/15/2038	750	767
Cambridge Area Joint Authority, Pennsylvania Revenue Bonds, Series 2008
6.000% due 12/01/2037	500	519
Cumberland County, Pennsylvania Municipal Authority Revenue Bonds, Series 2008
6.000% due 07/01/2035	500	507
Cumberland County, Pennsylvania Municipal Authority Revenue Bonds, Series 2010
6.000% due 01/01/2030	3,000	3,099
Harrisburg Authority, Pennsylvania Revenue Bonds, Series 2007
6.000% due 09/01/2036 ^	500	293
Lancaster County Hospital Authority, Pennsylvania Revenue Bonds, Series 2008
6.250% due 07/01/2026	250	253
6.375% due 07/01/2030	1,000	1,006
Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2009
6.250% due 01/01/2032	500	494
Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2010
6.000% due 07/01/2043	400	391
Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2012
5.000% due 10/01/2030	1,000	971
5.000% due 10/01/2035	700	651
Philadelphia Hospitals & Higher Education Facilities Authority, Pennsylvania Revenue Bonds, Series 2012
5.625% due 07/01/2042	2,000	1,696
Susquehanna Area Regional Airport Authority, Pennsylvania Revenue Bonds, Series 2008
6.500% due 01/01/2038	1,495	1,597
Washington County, Pennsylvania Redevelopment Authority Tax Allocation Bonds, Series 2006
5.450% due 07/01/2035	530	521

		12,765

RHODE ISLAND 2.0%
Tobacco Settlement Financing Corp. Rhode Island Revenue Bonds, Series 2002
6.250% due 06/01/2042	6,000	5,995

SOUTH CAROLINA 0.6%
South Carolina Jobs-Economic Development Authority Revenue Bonds, Series 2007
5.500% due 05/01/2028	1,900	1,876

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
South Carolina Jobs-Economic Development Authority Revenue Bonds, Series 2012
0.000% due 11/15/2047	$611	$10

		1,886

TENNESSEE 0.5%
Claiborne County, Tennessee Industrial Development Board Revenue Bonds, Series 2009
6.375% due 10/01/2034	1,000	1,047
Johnson City Health & Educational Facilities Board, Tennessee Revenue Bonds, Series 2010
6.000% due 07/01/2038	500	522
Sumner County, Tennessee Health Educational & Housing Facilities Board Revenue Bonds, Series 2007
5.500% due 11/01/2037 ^	41	0

		1,569

TEXAS 14.7%
Brazos River Authority, Texas Revenue Bonds, Series 2003
6.300% due 07/01/2032	515	18
Central Texas Regional Mobility Authority Revenue Bonds, Series 2011
6.000% due 01/01/2041	1,000	1,010
Clifton Higher Education Finance Corp., Texas Revenue Bonds, Series 2010
6.125% due 12/01/2040	500	508
Clifton Higher Education Finance Corp., Texas Revenue Bonds, Series 2011
5.750% due 08/15/2041	1,000	996
Guadalupe-Blanco River Authority Industrial Development Corp., Texas Revenue Notes, Series 2008
5.625% due 10/01/2017	775	851
Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2012
4.750% due 11/15/2046	7,500	6,737
Harris County, Texas Health Facilities Development Corp. Revenue Bonds, Series 2008
7.250% due 12/01/2035	750	965
Houston Higher Education Finance Corp., Texas Revenue Bonds, Series 2011
6.500% due 05/15/2031	450	488
Houston, Texas Airport System Revenue Bonds, Series 1997
6.125% due 07/15/2027	1,545	1,545
Houston, Texas Airport System Revenue Bonds, Series 2001
6.750% due 07/01/2029	7,215	7,251
Houston, Texas Airport System Revenue Bonds, Series 2011
6.625% due 07/15/2038	3,500	3,455
Lubbock Health Facilities Development Corp., Texas Revenue Bonds, Series 2005
6.625% due 07/01/2036	265	261
Lufkin Health Facilities Development Corp., Texas Revenue Bonds, Series 2007
5.500% due 02/15/2037	750	713
North Texas Tollway Authority Revenue Bonds, Series 2008
5.625% due 01/01/2033	150	158
5.750% due 01/01/2033	350	369
North Texas Tollway Authority Revenue Bonds, Series 2009
6.250% due 01/01/2039	2,000	2,214
North Texas Tollway Authority Revenue Bonds, Series 2010
6.250% due 02/01/2023	1,000	1,098

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Pharr Higher Education Finance Authority, Texas Revenue Bonds, Series 2009
6.500% due 08/15/2039	$500	$530
Red River Health Facilities Development Corp., Texas Revenue Bonds, Series 2012
5.125% due 01/01/2041	1,000	886
5.500% due 01/01/2032	500	479
Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2008
5.500% due 08/15/2031	1,000	1,053
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	1,600	1,862
Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds, Series 2010
7.000% due 06/30/2040	4,810	5,274
Texas State Public Finance Authority Charter School Finance Corp. Revenue Bonds, Series 2007
5.375% due 02/15/2037	5,115	4,758
Wise County, Texas Revenue Bonds, Series 2011
8.000% due 08/15/2034	1,000	1,111

		44,590

UTAH 1.5%
Spanish Fork City, Utah Revenue Bonds, Series 2006
5.550% due 11/15/2026	500	488
5.700% due 11/15/2036	1,000	874
Utah County, Utah Revenue Bonds, Series 2007
5.625% due 07/15/2037	2,550	2,294
Utah State Charter School Finance Authority Revenue Bonds, Series 2007
6.000% due 07/15/2037	675	587
Utah State Charter School Finance Authority Revenue Bonds, Series 2008
6.750% due 08/15/2028	500	417

		4,660

VERMONT 0.6%
Vermont Economic Development Authority Revenue Bonds, Series 2013
4.750% due 04/01/2036	2,000	1,919

VIRGINIA 2.3%
Chesterfield County, Virginia Economic Development Authority Revenue Bonds, Series 2012
5.000% due 01/01/2032	2,000	1,823
James City County, Virginia Economic Development Authority Revenue Bonds, Series 2013
2.000% due 10/01/2048	114	3
6.000% due 06/01/2043	354	291
Lewistown Commerce Center Community Development Authority, Virginia Revenue Bonds, Series 2007
6.050% due 03/01/2027	1,250	488
Peninsula Town Center Community Development Authority, Virginia Revenue Bonds, Series 2007
6.450% due 09/01/2037	993	1,043
Virginia Small Business Financing Authority Revenue Bonds, Series 2012
5.500% due 01/01/2042	3,500	3,277

		6,925

WASHINGTON 0.4%
Clallam County, Washington Public Hospital District No. 1 Revenue Bonds, Series 2008
7.000% due 12/01/2033	1,000	1,029

52	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Washington Health Care Facilities Authority Revenue Bonds, Series 2009
7.375% due 03/01/2038	$250	$297

		1,326

WEST VIRGINIA 0.2%
West Virginia Hospital Finance Authority Revenue Bonds, Series 2011
9.125% due 10/01/2041	500	598

WISCONSIN 1.0%
Milwaukee Redevelopment Authority, Wisconsin Revenue Bonds, Series 2007
5.650% due 08/01/2037 ^	1,250	450

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2009
6.000% due 12/01/2038	$1,000	$1,053
6.625% due 02/15/2032	1,450	1,485

		2,988

Total Municipal Bonds & Notes (Cost $276,726)		269,450

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (c) 0.2%
		576

Total Short-Term Instruments (Cost $576)		576

Total Investments in Securities (Cost $277,302)		270,026

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 8.5%

SHORT-TERM INSTRUMENTS 8.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.5%
PIMCO Short-Term Floating NAV Portfolio	2,602,419	$26,042

Total Short-Term Instruments (Cost $26,038)		26,042

Total Investments in Affiliates (Cost $26,038)		26,042

Total Investments 97.3% (Cost $303,340)		$296,068

Other Assets and Liabilities, net 2.7%		8,079

Net Assets 100.0%		$304,147

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security becomes interest bearing at a future date.

(b)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Michigan Public Educational Facilities Authority Revenue Bonds, Series 2008	7.000%	10/01/2036	07/30/2008	$225	$208	0.07%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	09/30/2013	10/01/2013	$576	Fannie Mae 2.200% due 10/17/2022	$(591)	$576	$576

Total Repurchase Agreements						$(591)	$576	$576

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of September 30, 2013:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$576	$0	$0	$0	$576	$(591)	$(15)

Total Borrowings and Other Financing Transactions	$576	$0	$0	$0

(2)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	53

Schedule of Investments PIMCO High Yield Municipal Bond Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	2.750%	06/19/2043	$1,950	$329	$250	$0	$0

Total Swap Agreements					$329	$250	$0	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2013:

Cash of $194 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2013. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$0	$0	$0

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$414	$414
Swap Agreements	0	0	0	0	723	723

	$0	$0	$0	$0	$1,137	$1,137

Over the counter
Swap Agreements	$0	$(1,184)	$0	$0	$0	$(1,184)

	$0	$(1,184)	$0	$0	$1,137	$(47)

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$432	$432

Over the counter
Swap Agreements	$0	$1,113	$0	$0	$0	$1,113

	$0	$1,113	$0	$0	$432	$1,545

54	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$706	$0	$706
Alaska	0	703	0	703
Arizona	0	7,430	0	7,430
California	0	18,551	0	18,551
Colorado	0	9,079	0	9,079
Connecticut	0	991	0	991
Delaware	0	633	0	633
Florida	0	13,710	0	13,710
Georgia	0	1,579	0	1,579
Idaho	0	1,200	0	1,200
Illinois	0	9,843	0	9,843
Indiana	0	9,522	0	9,522
Iowa	0	16,490	0	16,490
Kansas	0	224	0	224
Louisiana	0	4,193	0	4,193
Maine	0	5,082	0	5,082
Maryland	0	910	0	910
Massachusetts	0	1,166	0	1,166
Michigan	0	7,922	0	7,922
Minnesota	0	2,553	0	2,553
Missouri	0	2,893	0	2,893
Montana	0	645	0	645
Nebraska	0	5,035	0	5,035
New Jersey	0	10,300	0	10,300
New Mexico	0	524	0	524
New York	0	20,234	0	20,234
North Carolina	0	3,900	0	3,900
Ohio	0	28,005	0	28,005

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Oregon	$0	$206	$0	$206
Pennsylvania	0	12,765	0	12,765
Rhode Island	0	5,995	0	5,995
South Carolina	0	1,886	0	1,886
Tennessee	0	1,569	0	1,569
Texas	0	44,590	0	44,590
Utah	0	4,660	0	4,660
Vermont	0	1,919	0	1,919
Virginia	0	6,925	0	6,925
Washington	0	1,326	0	1,326
West Virginia	0	598	0	598
Wisconsin	0	2,988	0	2,988
Short-Term Instruments
Repurchase Agreements	0	576	0	576
	$0	$270,026	$0	$270,026

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$26,042	$0	$0	$26,042

Total Investments	$26,042	$270,026	$0	$296,068

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$0	$0	$0

Totals	$26,042	$270,026	$0	$296,068

There were no transfers between Level 1 and 2 during the period ended September 30, 2013.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	55

Schedule of Investments PIMCO Municipal Bond Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 92.2%

MUNICIPAL BONDS & NOTES 92.0%

ALABAMA 0.6%
Jefferson County, Alabama Revenue Bonds, Series 2004
5.250% due 01/01/2019	$3,300	$3,300

ARIZONA 0.7%
Arizona Health Facilities Authority Revenue Bonds, Series 2012
5.000% due 02/01/2042	4,000	3,603

CALIFORNIA 17.0%
Alameda County, California Joint Powers Authority Revenue Bonds, Series 2013
5.000% due 12/01/2031 (a)	5,000	5,214
5.000% due 12/01/2032 (a)	3,000	3,111
5.000% due 12/01/2033 (a)	3,500	3,613
5.000% due 12/01/2034 (a)	3,000	3,092
Bay Area Toll Authority, California Revenue Bonds, Series 2013
5.000% due 04/01/2029	5,615	6,032
5.000% due 04/01/2038	10,000	10,258
California Health Facilities Financing Authority Revenue Bonds, Series 2009
6.000% due 07/01/2039	1,000	1,084
California Health Facilities Financing Authority Revenue Bonds, Series 2013
5.000% due 08/15/2052	2,875	2,798
California State General Obligation Notes, Series 2013
5.000% due 09/01/2021	10,000	11,792
California State Public Works Board Revenue Bonds, Series 2012
5.000% due 04/01/2034	10,000	10,257
5.000% due 04/01/2037	4,500	4,537
California Statewide Communities Development Authority Revenue Bonds, Series 2008
5.250% due 11/15/2048	3,425	3,436
California Statewide Communities Development Authority Revenue Bonds, Series 2012
5.000% due 04/01/2042	4,500	4,512
Imperial Irrigation District, California Revenue Bonds, Series 2011
5.000% due 11/01/2036	7,000	7,159
Long Beach Bond Finance Authority, California Revenue Bonds, Series 2007
5.500% due 11/15/2037	5,610	5,840
Port of Oakland, California Revenue Bonds, Series 2011
5.000% due 05/01/2029	2,250	2,310
5.125% due 05/01/2030	1,500	1,539
5.125% due 05/01/2031	1,500	1,537
Poway Unified School District, California Special Tax Bonds, Series 2005
4.700% due 09/01/2016	440	454
4.800% due 09/01/2017	870	896
San Jose Unified School District, California General Obligation Bonds, Series 2013
5.000% due 08/01/2027	405	456
San Ramon Valley Unified School District, California General Obligation Bonds, (NPFGC/FGIC Insured), Series 1998
0.000% due 07/01/2018	2,385	2,164
West Basin Municipal Water District, California Revenue Bonds, Series 2012
5.000% due 08/01/2028	2,000	2,179

		94,270

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COLORADO 2.5%
Colorado Health Facilities Authority Revenue Bonds, (AGM Insured), Series 2003
5.500% due 05/15/2030	$1,375	$1,423
Colorado Health Facilities Authority Revenue Bonds, Series 2006
5.250% due 06/01/2036	1,000	978
Public Authority for Colorado Energy Revenue Bonds, Series 2008
6.500% due 11/15/2038	9,930	11,406

		13,807

CONNECTICUT 0.4%
Connecticut State Health & Educational Facility Authority Revenue Bonds, Series 2011
5.000% due 07/01/2031	2,000	2,062

DISTRICT OF COLUMBIA 1.5%
District of Columbia Revenue Bonds, Series 2012
5.000% due 12/01/2029	7,500	8,264

FLORIDA 5.0%
Broward County, Florida Airport System Revenue Bonds, Series 2012
5.000% due 10/01/2037	1,500	1,525
Florida Municipal Power Agency Revenue Bonds, Series 2012
5.000% due 10/01/2026	4,500	5,039
Florida State Board of Governors Revenue Bonds, Series 2008
6.500% due 07/01/2033	6,700	7,762
JEA Electric System, Florida Revenue Bonds, Series 2013
5.000% due 10/01/2024	355	402
5.000% due 10/01/2025	2,170	2,416
Miami-Dade County, Florida Aviation Revenue Bonds, Series 2010
5.375% due 10/01/2035	750	779
Miami-Dade County, Florida Revenue Bonds, (NPFGC Insured), Series 2005
5.000% due 10/01/2035	3,000	3,033
Orlando-Orange County, Florida Expressway Authority Revenue Bonds, Series 2010
5.000% due 07/01/2040	5,985	6,053
Tampa, Florida Revenue Bonds, (AMBAC Insured), Series 2001
6.000% due 10/01/2018	530	568

		27,577

GEORGIA 3.0%
DeKalb County, Georgia Water & Sewerage Revenue Bonds, Series 2011
5.250% due 10/01/2041	15,000	15,464
Medical Center Hospital Authority, Georgia Revenue Notes, (AGM Insured), Series 2010
5.000% due 08/01/2016	695	757
Municipal Electric Authority of Georgia Revenue Notes, Series 2010
4.000% due 01/01/2018	560	615

		16,836

HAWAII 2.2%
Hawaii State General Obligation Bonds, Series 2012
5.000% due 11/01/2026	10,850	12,323

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ILLINOIS 2.7%
Chicago, Illinois O’Hare International Airport Revenue Bonds, (NPFGC/FGIC Insured), Series 2005
5.250% due 01/01/2023	$5,000	$5,257
Chicago, Illinois O’Hare International Airport Revenue Notes, Series 2011
3.000% due 01/01/2014	650	654
Cook Kane Lake & McHenry Counties Community College District No. 512, Illinois General Obligation Bonds, Series 2009
5.000% due 12/01/2019	150	176
Illinois Finance Authority Revenue Bonds, Series 2009
5.750% due 07/01/2033	1,800	1,974
Illinois Finance Authority Revenue Bonds, Series 2011
6.000% due 08/15/2041	450	491
Illinois Sports Facilities Authority Revenue Bonds, (AMBAC Insured), Series 2001
5.500% due 06/15/2030	2,400	2,500
Illinois State Revenue Notes, Series 2010
5.000% due 06/15/2017	1,000	1,136
Will County, Illinois Community Unit School District No. 365 Valley View General Obligation Bonds, (AGM Insured), Series 2002
0.000% due 11/01/2019	2,945	2,486

		14,674

INDIANA 0.5%
Indiana Development Finance Authority Revenue Bonds, Series 2005
5.000% due 06/01/2022	1,590	1,652
Indianapolis, Indiana Local Public Improvement Bond Bank Revenue Bonds, Series 1992
6.750% due 02/01/2014	240	245
Indianapolis, Indiana Local Public Improvement Bond Bank Revenue Notes, (AGC Insured), Series 2009
5.000% due 01/01/2019	500	562

		2,459

KANSAS 0.2%
Kansas Development Finance Authority Revenue Bonds, Series 2009
5.750% due 11/15/2038	500	538
Lenexa, Kansas Revenue Notes, Series 2007
5.125% due 05/15/2015	575	587

		1,125

LOUISIANA 0.2%
St. Tammany Parish, Louisiana Utilities Revenue Notes, Series 2010
5.000% due 08/01/2016	615	674
5.000% due 08/01/2018	505	561

		1,235

MARYLAND 1.8%
Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2013
5.000% due 05/15/2043	10,000	10,167

MASSACHUSETTS 3.7%
Commonwealth of Massachusetts General Obligation Bonds, Series 2000
0.050% due 12/01/2030	6,650	6,650
Commonwealth of Massachusetts Revenue Bonds, (NPFGC/FGIC Insured), Series 2004
4.207% due 01/01/2016	250	260

56	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Massachusetts Health & Educational Facilities Authority Revenue Bonds, Series 2010
0.070% due 10/01/2049	$4,800	$4,800
Massachusetts School Building Authority Revenue Bonds, Series 2012
5.000% due 08/15/2025	1,500	1,722
5.000% due 08/15/2030	6,660	7,269

		20,701

MISSOURI 0.6%
Missouri Development Finance Board Revenue Bonds, Series 2007
5.000% due 11/01/2022	2,000	2,019
Missouri Development Finance Board Revenue Notes, Series 2007
5.000% due 11/01/2015	540	560
Missouri Housing Development Commission Revenue Bonds, (FHA Insured), Series 2001
5.250% due 12/01/2016	90	90
Missouri State Health & Educational Facilities Authority Revenue Notes, Series 2009
5.000% due 05/15/2017	100	108
Strother Interchange Transportation Development District, Missouri Revenue Bonds, Series 2006
5.000% due 05/01/2024	500	468

		3,245

NEBRASKA 2.2%
Central Plains Energy Project, Nebraska Revenue Bonds, Series 2012
5.250% due 09/01/2037	10,000	10,070
Omaha Public Power District, Nebraska Revenue Bonds, Series 2011
5.000% due 02/01/2023	2,000	2,324

		12,394

NEW HAMPSHIRE 0.2%
New Hampshire Health & Education Facilities Authority Revenue Notes, Series 2007
5.000% due 07/01/2017	1,075	1,199

NEW JERSEY 2.1%
New Jersey Economic Development Authority Revenue Bonds, Series 1998
6.000% due 11/01/2028	2,500	2,324
6.500% due 04/01/2018	475	509
6.500% due 04/01/2031	500	554
New Jersey Economic Development Authority Revenue Bonds, Series 2012
5.000% due 06/15/2023	1,500	1,607
New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2011
6.250% due 07/01/2035	3,500	3,463
New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2013
5.250% due 07/01/2035	3,000	3,113

		11,570

NEW MEXICO 0.4%
New Mexico Mortgage Finance Authority Revenue Bonds, (GNMA/FNMA/FHLMC Insured), Series 2008
5.000% due 07/01/2025	2,230	2,312

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 17.9%
Brooklyn Arena Local Development Corp., New York Revenue Bonds, Series 2009
6.250% due 07/15/2040	$5,000	$5,245
Erie County, New York Industrial Development Agency Revenue Notes, Series 2011
5.000% due 05/01/2015	500	536
Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2011
5.750% due 02/15/2047	16,195	17,170
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2028	10,000	10,718
Monroe County Industrial Development Corp., New York Revenue Notes, (FHA Insured), Series 2010
5.000% due 08/15/2017	800	902
New York City, New York General Obligation Bonds, Series 2007
5.000% due 10/01/2019	4,300	4,883
New York City, New York General Obligation Bonds, Series 2009
5.000% due 08/01/2023	2,000	2,276
New York City, New York Industrial Development Agency Revenue Bonds, (FGIC Insured), Series 2006
5.000% due 03/01/2031	4,145	4,179
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2011
5.000% due 02/01/2027	5,990	6,599
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2013
5.000% due 02/01/2025	7,000	8,064
5.000% due 02/01/2028	8,140	9,036
New York Liberty Development Corp. Revenue Bonds, Series 2005
5.250% due 10/01/2035	5,510	5,860
New York Liberty Development Corp. Revenue Bonds, Series 2011
5.000% due 12/15/2041	5,000	5,101
5.750% due 11/15/2051	5,000	5,351
New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 05/15/2025	2,500	2,834
New York State Thruway Authority Revenue Bonds, Series 2011
5.000% due 03/15/2023	2,000	2,303
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2028	2,000	2,208
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2013
5.000% due 11/15/2028	5,000	5,458

		98,723

NORTH CAROLINA 2.0%
Charlotte, North Carolina Certificates of Participation Bonds, Series 2013
5.000% due 06/01/2029	1,340	1,449
New Hanover County, North Carolina Revenue Bonds, Series 2011
5.000% due 10/01/2028	5,000	5,248
North Carolina Medical Care Commission Revenue Bonds, Series 2012
5.000% due 06/01/2036	2,500	2,533
North Carolina Municipal Power Agency No. 1 Revenue Bonds, Series 2008
5.250% due 01/01/2020	1,800	2,014

		11,244

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OHIO 2.2%
Hamilton County, Ohio Sales Tax Revenue Bonds, Series 2011
5.000% due 12/01/2029	$5,245	$5,451
Ohio State Turnpike Commission Revenue Bonds, Series 2013
5.000% due 02/15/2026	3,500	3,823
5.250% due 02/15/2029	2,900	3,129

		12,403

OREGON 0.4%
Portland, Oregon Tax Allocation Bonds, Series 2011
4.750% due 06/15/2028	650	650
5.000% due 06/15/2029	1,000	1,020
5.000% due 06/15/2031	500	504

		2,174

PENNSYLVANIA 2.3%
Allegheny County, Pennsylvania Hospital Development Authority Revenue Notes, Series 2005
4.500% due 04/01/2015	440	443
Beaver County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2008
2.700% due 04/01/2035	2,800	2,696
Pennsylvania Higher Educational Facilities Authority Revenue Notes, Series 2010
3.000% due 07/01/2015	765	769
Philadelphia Hospitals & Higher Education Facilities Authority, Pennsylvania Revenue Bonds, Series 2007
5.000% due 07/01/2022	1,000	997
Philadelphia Hospitals & Higher Education Facilities Authority, Pennsylvania Revenue Bonds, Series 2012
5.625% due 07/01/2042	3,000	2,544
Philadelphia, Pennsylvania Water & Wastewater Revenue Bonds, Series 2011
5.000% due 01/01/2041	5,000	5,045

		12,494

RHODE ISLAND 0.4%
Tobacco Settlement Financing Corp. Rhode Island Revenue Bonds, Series 2002
6.250% due 06/01/2042	2,175	2,173

SOUTH CAROLINA 4.2%
Greenville County, South Carolina School District Revenue Bonds, (AGM Insured), Series 2006
5.000% due 12/01/2020	2,395	2,650
Piedmont Municipal Power Agency, South Carolina Revenue Notes, Series 2009
5.000% due 01/01/2015	250	262
South Carolina State Public Service Authority Revenue Bonds, Series 2013
5.125% due 12/01/2043	5,000	5,158
5.500% due 12/01/2053 (a)	15,000	15,303

		23,373

TENNESSEE 1.0%
Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2023	4,000	4,245
5.000% due 02/01/2024	1,400	1,482

		5,727

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	57

Schedule of Investments PIMCO Municipal Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TEXAS 10.5%
Alliance Airport Authority, Texas Revenue Bonds, Series 2006
4.850% due 04/01/2021	$1,000	$1,036
Dallas, Texas General Obligation Bonds, Series 2013
5.000% due 02/15/2025	5,735	6,686
Godley Independent School District, Texas General Obligation Bonds, (PSF/GTD Insured), Series 2008
5.250% due 02/15/2028	3,000	3,277
Grand Parkway Transportation Corp., Texas Revenue Bonds, Series 2013
5.000% due 04/01/2053	7,450	7,274
Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2008
0.060% due 09/01/2031	1,200	1,200
Houston Higher Education Finance Corp., Texas Revenue Bonds, Series 2011
5.875% due 05/15/2021	230	246
Houston, Texas Airport System Revenue Bonds, Series 2001
6.750% due 07/01/2029	1,000	1,005
Lower Colorado River Authority, Texas Revenue Bonds, Series 2009
5.000% due 05/15/2023	800	873
North Texas Health Facilities Development Corp. Revenue Bonds, (AGM Insured), Series 2007
5.000% due 09/01/2020	895	981
North Texas Municipal Water District Revenue Bonds, Series 2012
5.000% due 09/01/2026	5,420	6,100
5.000% due 09/01/2029	1,750	1,905
North Texas Tollway Authority Revenue Bonds, Series 2011
5.000% due 09/01/2023	5,000	5,711
Northwest Independent School District, Texas General Obligation Notes, (PSF/GTD Insured), Series 2010
4.000% due 02/15/2020	525	571
Southwest Higher Education Authority, Inc., Texas Revenue Bonds, Series 2013
5.000% due 10/01/2029	475	519
Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2009
6.250% due 11/15/2029	1,500	1,681

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
5.250% due 12/15/2021	$2,150	$2,382
5.250% due 12/15/2022	3,825	4,202
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2012
5.000% due 12/15/2028	5,000	4,942
Texas Municipal Gas Acquisition & Supply Corp. Revenue Notes, Series 2008
5.625% due 12/15/2017	2,205	2,481
Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds, Series 2010
7.000% due 06/30/2040	3,000	3,289
Travis County, Texas Health Facilities Development Corp. Revenue Bonds, Series 1993
6.000% due 11/15/2022 (b)	1,400	1,545

		57,906

UTAH 0.8%
Murray, Utah Revenue Bonds, Series 2005
0.060% due 05/15/2037	4,500	4,500

VIRGINIA 0.8%
Prince William County, Virginia Industrial Development Authority Revenue Bonds, Series 2011
5.125% due 09/01/2041	2,000	2,027
Richmond, Virginia Revenue Bonds, Series 2013
5.000% due 01/15/2029	2,000	2,209

		4,236

WASHINGTON 1.9%
Tobacco Settlement Authority of Washington Revenue Bonds, Series 2002
6.625% due 06/01/2032	4,220	4,225
Washington Health Care Facilities Authority Revenue Bonds, Series 2009
5.000% due 08/15/2044	4,965	4,919
Yakima County, Washington School District No. 28 West Valley General Obligation Bonds, (AGM Insured), Series 2007
5.000% due 12/01/2023	1,220	1,291

		10,435

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WISCONSIN 0.1%
Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2009
6.625% due 02/15/2032	$580	$594

Total Municipal Bonds & Notes (Cost $495,240)		509,105

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (c) 0.1%
		461

U.S. TREASURY BILLS 0.1%
0.124% due 05/01/2014 (e)	290	290

Total Short-Term Instruments (Cost $751)		751

Total Investments in Securities (Cost $495,991)		509,856

	SHARES
INVESTMENTS IN AFFILIATES 8.3%

SHORT-TERM INSTRUMENTS 8.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.3%
PIMCO Short-Term Floating NAV Portfolio	4,596,211	45,994

Total Short-Term Instruments (Cost $45,993)		45,994

Total Investments in Affiliates (Cost $45,993)		45,994

Total Investments 100.5% (Cost $541,984)		$555,850

Financial Derivative Instruments (d) 0.0% (Cost or Premiums, net $0)		(149)

Other Assets and Liabilities, net (0.5%)		(2,588)

Net Assets 100.0%		$553,113

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.

(b)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Travis County, Texas Health Facilities Development Corp. Revenue Bonds, Series 1993	6.000%	11/15/2022	09/20/2002	$1,400	$1,545	0.28%

58	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	09/30/2013	10/01/2013	$461	Fannie Mae 2.200% due 10/17/2022	$(474)	$461	$461

Total Repurchase Agreements						$(474)	$461	$461

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of September 30, 2013:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$461	$0	$0	$0	$461	$(474)	$(13)

Total Borrowings and Other Financing Transactions	$461	$0	$0	$0

(2)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON U.S. MUNICIPAL ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2013 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
								Asset	Liability
GST	New York State Metropolitan Transportation Authority Revenue Bonds, Series 2005	0.650%	06/20/2018	1.357%	$ 5,000	$0	$(149)	$0	$(149)

Total Swap Agreements						$0	$(149)	$0	$(149)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged as of September 30, 2013:

(e)	Securities with an aggregate market value of $290 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures (4)
GST	$0	$0	$0	$0	$0	$0	$(149)	$(149)	$(149)	$290	$141

(4)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	59

Schedule of Investments PIMCO Municipal Bond Fund (Cont.)

September 30, 2013 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$149	$0	$0	$0	$149

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(1,054)	$(1,054)

Over the counter
Swap Agreements	$0	$(657)	$0	$0	$0	$(657)

	$0	$(657)	$0	$0	$(1,054)	$(1,711)

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$270	$270

Over the counter
Swap Agreements	$0	$688	$0	$0	$0	$688

	$0	$688	$0	$0	$270	$958

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$3,300	$0	$3,300
Arizona	0	3,603	0	3,603
California	0	94,270	0	94,270
Colorado	0	13,807	0	13,807
Connecticut	0	2,062	0	2,062
District of Columbia	0	8,264	0	8,264
Florida	0	27,577	0	27,577
Georgia	0	16,836	0	16,836
Hawaii	0	12,323	0	12,323
Illinois	0	14,674	0	14,674
Indiana	0	2,459	0	2,459
Kansas	0	1,125	0	1,125
Louisiana	0	1,235	0	1,235
Maryland	0	10,167	0	10,167
Massachusetts	0	20,701	0	20,701
Missouri	0	3,245	0	3,245
Nebraska	0	12,394	0	12,394
New Hampshire	0	1,199	0	1,199
New Jersey	0	11,570	0	11,570
New Mexico	0	2,312	0	2,312
New York	0	98,723	0	98,723
North Carolina	0	11,244	0	11,244
Ohio	0	12,403	0	12,403
Oregon	0	2,174	0	2,174
Pennsylvania	0	12,494	0	12,494

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Rhode Island	$0	$2,173	$0	$2,173
South Carolina	0	23,373	0	23,373
Tennessee	0	5,727	0	5,727
Texas	0	57,906	0	57,906
Utah	0	4,500	0	4,500
Virginia	0	4,236	0	4,236
Washington	0	10,435	0	10,435
Wisconsin	0	594	0	594
Short-Term Instruments
Repurchase Agreements	0	461	0	461
U.S. Treasury Bills	0	290	0	290
	$0	$509,856	$0	$509,856

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$45,994	$0	$0	$45,994

Total Investments	$45,994	$509,856	$0	$555,850

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(149)	$0	$(149)

Totals	$45,994	$509,707	$0	$555,701

There were no transfers between Level 1 and 2 during the period ended September 30, 2013.

60	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO National Intermediate Municipal Bond Fund

September 30, 2013 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 86.3%

MUNICIPAL BONDS & NOTES 85.1%

ARIZONA 0.5%
Tucson, Arizona Water System Revenue Bonds, Series 2012
5.000% due 07/01/2024	$100	$114

CALIFORNIA 4.7%
Bay Area Water Supply & Conservation Agency, California Revenue Bonds, Series 2013
5.000% due 10/01/2026	500	568
Irvine, California Special Assessment Notes, Series 2012
4.000% due 09/02/2021	100	105
Los Angeles Department of Water & Power, California Revenue Notes, Series 2009
5.000% due 07/01/2016	100	112
Los Angeles, California Wastewater System Revenue Bonds, Series 2012
5.000% due 06/01/2024	265	306

		1,091

COLORADO 1.7%
Colorado State Board of Governors Revenue Notes, Series 2010
5.000% due 03/01/2018	250	286
University of Colorado Revenue Bonds, Series 2011
5.000% due 06/01/2023	100	115

		401

DISTRICT OF COLUMBIA 1.6%
District of Columbia Revenue Notes, Series 2012
5.000% due 12/01/2021	325	385

FLORIDA 0.5%
Palm Beach County, Florida Revenue Bonds, Series 2012
5.000% due 06/01/2023	100	117

INDIANA 0.5%
Indianapolis, Indiana Local Public Improvement Bond Bank Revenue Notes, Series 2010
5.000% due 01/15/2019	100	116

LOUISIANA 2.4%
Louisiana Stadium & Exposition District Revenue Bonds, Series 2013
5.000% due 07/01/2023	500	561

MASSACHUSETTS 3.6%
Commonwealth of Massachusetts General Obligation Bonds, Series 2006
0.050% due 03/01/2026	500	500
Commonwealth of Massachusetts General Obligation Bonds, Series 2011
5.000% due 10/01/2026	105	119
Massachusetts School Building Authority Revenue Bonds, Series 2012
5.000% due 08/15/2030	200	218

		837

MICHIGAN 0.5%
Michigan Finance Authority Revenue Notes, Series 2012
5.000% due 07/01/2019	100	117

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MINNESOTA 0.5%
Northern Municipal Power Agency, Minnesota Revenue Notes, (AGC Insured), Series 2008
5.000% due 01/01/2018	$100	$115

MISSOURI 3.8%
Metropolitan St. Louis Sewer District, Missouri Revenue Bonds, Series 2012
5.000% due 05/01/2023	375	444
Missouri Development Finance Board Revenue Notes, Series 2012
5.000% due 12/01/2020	100	116
Missouri State Environmental Improvement & Energy Resources Authority Revenue Bonds, Series 2010
5.000% due 07/01/2025	275	323

		883

NEW HAMPSHIRE 0.5%
Merrimack County, New Hampshire General Obligation Bonds, Series 2012
5.000% due 12/01/2022	100	111

NEW JERSEY 4.3%
Monmouth County, New Jersey Improvement Authority Revenue Notes, Series 2008
4.000% due 12/01/2017	150	167
New Jersey Economic Development Authority Revenue Bonds, Series 2013
5.000% due 03/01/2024	500	562
Rutgers The State University of New Jersey Revenue Bonds, Series 2013
5.000% due 05/01/2028	250	271

		1,000

NEW MEXICO 4.0%
New Mexico Finance Authority Revenue Bonds, Series 2013
5.000% due 06/01/2025	805	931

NEW YORK 15.3%
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2030	100	105
New York City, New York Trust for Cultural Resources Revenue Bonds, Series 2013
5.000% due 08/01/2026	600	678
New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 12/15/2023	100	118
5.000% due 12/15/2026	1,000	1,131
New York State Thruway Authority Revenue Bonds, Series 2012
5.000% due 03/15/2032	170	182
Tompkins County, New York Development Corp. Revenue Notes, Series 2013
5.000% due 07/01/2021	190	200
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2013
5.000% due 11/15/2027	1,015	1,142

		3,556

NORTH CAROLINA 2.4%
North Carolina Medical Care Commission Revenue Bonds, Series 2012
5.000% due 10/01/2027	200	215

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
North Carolina Municipal Power Agency No. 1 Revenue Notes, Series 2010
5.000% due 01/01/2016	$160	$175
North Carolina State Revenue Bonds, Series 2011
5.000% due 05/01/2026	150	169

		559

OHIO 2.8%
Akron, Ohio General Obligation Bonds, (AGM Insured), Series 2007
5.000% due 12/01/2019	150	168
American Municipal Power Inc., Ohio Revenue Notes, Series 2012
5.000% due 02/15/2022	200	226
Ohio State Revenue Bonds, Series 2012
5.000% due 12/15/2024	225	255

		649

OKLAHOMA 0.5%
Grand River Dam Authority, Oklahoma Revenue Notes, (BHAC Insured), Series 2008
5.000% due 06/01/2017	100	114

PENNSYLVANIA 5.2%
Beaver County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2008
2.700% due 04/01/2035	100	96
Commonwealth Financing Authority, Pennsylvania Revenue Bonds, Series 2013
5.000% due 06/01/2023	500	565
Delaware River Port Authority, Pennsylvania Revenue Bonds, Series 2012
5.000% due 01/01/2023	525	544

		1,205

TEXAS 16.8%
Dallas Area Rapid Transit, Texas Revenue Bonds, Series 2012
5.000% due 12/01/2028	325	360
Dallas, Texas Waterworks & Sewer System Revenue Bonds, Series 2012
5.000% due 10/01/2023	690	817
Dallas/Fort Worth International Airport, Texas Revenue Bonds, Series 2013
5.000% due 11/01/2027	500	533
Harris County, Texas Metropolitan Transit Authority Revenue Notes, Series 2011
5.000% due 11/01/2018	100	116
Katy Independent School District, Texas General Obligation Notes, (PSF/GTD Insured), Series 2012
5.000% due 02/15/2020	100	118
North Central Texas Health Facility Development Corp. Revenue Bonds, Series 2012
5.000% due 08/15/2027	200	217
North Texas Tollway Authority Revenue Bonds, Series 2012
5.000% due 01/01/2028	100	104
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2012
5.000% due 12/15/2026	400	402
Texas State General Obligation Bonds, Series 2013
5.000% due 08/01/2027	1,105	1,250

		3,917

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	61

Schedule of Investments PIMCO National Intermediate Municipal Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VIRGINIA 9.8%
Loudoun County, Virginia General Obligation Bonds, Series 2013
5.000% due 12/01/2025	$1,000	$1,163
Virginia College Building Authority Revenue Bonds, Series 2009
5.000% due 09/01/2020	300	343
Virginia Public Building Authority Revenue Bonds, Series 2013
5.000% due 08/01/2025	580	669
Virginia Resources Authority Revenue Bonds, Series 2012
5.000% due 11/01/2023	100	119

		2,294

WASHINGTON 2.2%
Central Puget Sound Regional Transit Authority, Washington Revenue Notes, Series 2012
5.000% due 11/01/2021	100	119
Pierce County, Washington School District No. 10 Tacoma General Obligation Notes, Series 2012
4.000% due 06/01/2020	100	111
Seattle, Washington Municipal Light & Power Revenue Bonds, Series 2008
5.250% due 04/01/2019	150	177

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Washington State General Obligation Notes, (AMBAC Insured), Series 2005
5.000% due 01/01/2015	$100	$106

		513

WISCONSIN 1.0%
Wisconsin State General Obligation Notes, Series 2011
5.000% due 05/01/2020	100	118
Wisconsin State Revenue Bonds, Series 2012
5.000% due 06/01/2023	100	119

		237

Total Municipal Bonds & Notes (Cost $20,709)		19,823

SHORT-TERM INSTRUMENTS 1.2%

REPURCHASE AGREEMENTS (a) 1.2%
		291

Total Short-Term Instruments (Cost $291)		291

Total Investments in Securities (Cost $21,000)		20,114

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 11.6%

SHORT-TERM INSTRUMENTS 11.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 11.6%
PIMCO Short-Term Floating NAV Portfolio	270,142	$2,703

Total Short-Term Instruments (Cost $2,703)		2,703

Total Investments in Affiliates (Cost $2,703)		2,703

Total Investments 97.9% (Cost $23,703)		$22,817

Financial Derivative Instruments (b) 0.0% (Cost or Premiums, net $0)		0

Other Assets and Liabilities, net 2.1%		491

Net Assets 100.0%		$23,308

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	09/30/2013	10/01/2013	$291	Fannie Mae 2.200% due 10/17/2022	$(300)	$291	$291

Total Repurchase Agreements						$(300)	$291	$291

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of September 30, 2013:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$291	$0	$0	$0	$291	$ (300)	$ (9)

Total Borrowings and Other Financing Transactions	$291	$0	$0	$0

(2)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

62	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	2.750%	06/19/2043	$1,500	$253	$114	$0	$0

Total Swap Agreements					$253	$114	$0	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2013:

Cash of $158 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2013. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$0	$0	$0

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$24	$24
Swap Agreements	0	0	0	0	90	90

	$0	$0	$0	$0	$114	$114

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$114	$114

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	63

Schedule of Investments PIMCO National Intermediate Municipal Bond Fund (Cont.)

September 30, 2013 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Securities, at Value
Municipal Bonds & Notes
Arizona	$0	$114	$0	$114
California	0	1,091	0	1,091
Colorado	0	401	0	401
District of Columbia	0	385	0	385
Florida	0	117	0	117
Indiana	0	116	0	116
Louisiana	0	561	0	561
Massachusetts	0	837	0	837
Michigan	0	117	0	117
Minnesota	0	115	0	115
Missouri	0	883	0	883
New Hampshire	0	111	0	111
New Jersey	0	1,000	0	1,000
New Mexico	0	931	0	931
New York	0	3,556	0	3,556
North Carolina	0	559	0	559
Ohio	0	649	0	649
Oklahoma	0	114	0	114
Pennsylvania	0	1,205	0	1,205
Texas	0	3,917	0	3,917

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Virginia	$0	$2,294	$0	$2,294
Washington	0	513	0	513
Wisconsin	0	237	0	237
Short-Term Instruments
Repurchase Agreements	0	291	0	291
	$0	$20,114	$0	$20,114

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$2,703	$0	$0	$2,703

Total Investments	$2,703	$20,114	$0	$22,817

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$0	$0	$0

Totals	$2,703	$20,114	$0	$22,817

There were no transfers between Level 1 and 2 during the period ended September 30, 2013.

64	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO New York Municipal Bond Fund

September 30, 2013 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 94.6%

MUNICIPAL BONDS & NOTES 94.2%

CALIFORNIA 0.1%
California Statewide Communities Development Authority Revenue Bonds, Series 2007
5.750% due 11/01/2017	$190	$198

NEW YORK 94.1%
Amherst Development Corp., New York Revenue Notes, (AGM Insured), Series 2010
4.000% due 10/01/2016	1,135	1,204
Babylon Industrial Development Agency, New York Revenue Notes, Series 2009
5.000% due 01/01/2018	1,000	1,108
Brooklyn Arena Local Development Corp., New York Revenue Bonds, Series 2009
6.375% due 07/15/2043	750	792
Build NYC Resource Corp., New York Revenue Bonds, Series 2012
5.000% due 08/01/2032	1,000	1,022
East Rochester Housing Authority, New York Revenue Bonds, Series 2006
5.500% due 08/01/2033	100	94
Hempstead Town Local Development Corp., New York Revenue Bonds, Series 2011
4.625% due 07/01/2036	1,700	1,675
5.000% due 07/01/2041	1,500	1,519
Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2011
5.750% due 02/15/2047	5,000	5,301
Long Island Power Authority, New York Revenue Bonds, (NPFGC Insured), Series 2006
5.000% due 09/01/2023	1,000	1,061
Long Island Power Authority, New York Revenue Bonds, Series 2008
6.000% due 05/01/2033	2,000	2,235
Long Island Power Authority, New York Revenue Bonds, Series 2009
5.750% due 04/01/2039	1,500	1,605
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2005
5.000% due 11/15/2019	1,000	1,154
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2006
5.000% due 11/15/2035	1,000	1,018
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2009
5.000% due 11/15/2034	2,500	2,604
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2011
5.000% due 11/15/2036	3,000	3,064
Monroe County Industrial Development Corp., New York Revenue Notes, (FHA Insured), Series 2010
5.000% due 02/15/2016	1,335	1,449
Nassau County, New York Interim Finance Authority Revenue Bonds, Series 2009
5.000% due 11/15/2020	2,000	2,325
New York City, New York General Obligation Bonds, Series 2005
5.000% due 08/01/2022	1,770	1,909
New York City, New York General Obligation Bonds, Series 2006
5.000% due 08/01/2022	1,000	1,108
New York City, New York General Obligation Bonds, Series 2007
5.000% due 08/01/2019	1,000	1,130
5.000% due 10/01/2019	2,300	2,612

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York City, New York General Obligation Bonds, Series 2009
5.000% due 08/01/2023	$2,200	$2,504
New York City, New York Health & Hospital Corp. Revenue Notes, Series 2010
5.000% due 02/15/2019	1,000	1,152
New York City, New York Industrial Development Agency Revenue Bonds, (AGC Insured), Series 2009
7.000% due 03/01/2049	500	574
New York City, New York Industrial Development Agency Revenue Bonds, (FGIC Insured), Series 2006
5.000% due 03/01/2031	750	756
New York City, New York Industrial Development Agency Revenue Bonds, Series 2005
5.000% due 09/01/2035	835	791
5.500% due 01/01/2016	1,000	1,094
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2011
5.000% due 02/01/2027	3,500	3,856
New York City, New York Trust for Cultural Resources Revenue Bonds, Series 2008
5.000% due 04/01/2028	2,540	2,811
New York City, New York Trust for Cultural Resources Revenue Bonds, Series 2013
5.000% due 08/01/2033	3,000	3,191
New York City, New York Water & Sewer System Revenue Bonds, Series 2008
5.875% due 06/15/2035	1,000	1,121
New York Liberty Development Corp. Revenue Bonds, Series 2010
5.125% due 01/15/2044	1,000	1,024
New York Liberty Development Corp. Revenue Bonds, Series 2011
5.000% due 11/15/2044	75	76
5.750% due 11/15/2051	7,000	7,491
New York Local Government Assistance Corp. Revenue Bonds, Series 2008
5.000% due 04/01/2019	2,500	2,874
New York Power Authority Revenue Bonds, (FGIC Insured), Series 2006
5.000% due 11/15/2020	500	544
New York State Dormitory Authority Revenue Bonds, (BHAC/CR Insured), Series 2001
5.000% due 01/15/2026	1,000	1,078
New York State Dormitory Authority Revenue Bonds, (BHAC/CR/NPFGC Insured), Series 2007
5.000% due 02/15/2027	1,000	1,105
New York State Dormitory Authority Revenue Bonds, (NPFGC Insured), Series 2007
5.250% due 07/01/2021	1,000	1,168
New York State Dormitory Authority Revenue Bonds, Series 2005
5.000% due 03/15/2035	750	763
New York State Dormitory Authority Revenue Bonds, Series 2006
5.000% due 12/15/2017	1,000	1,131
5.000% due 07/01/2026	500	519
New York State Dormitory Authority Revenue Bonds, Series 2007
5.000% due 07/01/2021	1,000	1,087
New York State Dormitory Authority Revenue Bonds, Series 2008
5.000% due 07/01/2029	2,500	2,745
5.000% due 07/01/2038	1,000	1,041
New York State Dormitory Authority Revenue Bonds, Series 2009
5.000% due 03/15/2038	1,000	1,040
5.500% due 05/01/2037	400	420

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York State Dormitory Authority Revenue Bonds, Series 2010
5.000% due 07/01/2035	$500	$521
5.500% due 07/01/2040	1,000	1,044
New York State Dormitory Authority Revenue Bonds, Series 2011
5.000% due 03/15/2027	3,500	3,861
6.000% due 07/01/2040	500	543
New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 12/15/2026	4,000	4,525
5.000% due 07/01/2042	5,500	5,673
New York State Dormitory Authority Revenue Bonds, Series 2013
5.000% due 05/01/2024	500	524
New York State Dormitory Authority Revenue Notes, Series 2009
5.000% due 07/01/2018	1,000	1,152
New York State Dormitory Authority Revenue Notes, Series 2010
4.000% due 07/01/2016	845	891
5.000% due 07/01/2016	1,000	1,103
New York State Environmental Facilities Corp. Revenue Bonds, Series 2004
5.000% due 06/15/2023	2,000	2,060
New York State Environmental Facilities Corp. Revenue Bonds, Series 2006
5.000% due 06/15/2024	3,200	3,499
New York State Environmental Facilities Corp. Revenue Bonds, Series 2009
5.000% due 06/15/2034	3,200	3,392
New York State Housing Finance Agency Revenue Bonds, (NPFGC/FGIC Insured), Series 2005
5.000% due 09/15/2030	1,000	1,051
New York State Thruway Authority Revenue Bonds, (AGM Insured), Series 2005
4.750% due 01/01/2029	2,000	2,055
New York State Thruway Authority Revenue Bonds, Series 2012
5.000% due 03/15/2025	3,180	3,603
Niagara County, New York Industrial Development Agency Revenue Bonds, (GNMA/FHA Insured), Series 2006
5.000% due 07/20/2038	490	485
Oneida County, New York Industrial Development Agency Revenue Bonds, Series 2008
5.000% due 09/15/2028	2,640	2,881
Onondaga County, New York Revenue Notes, Series 2010
5.000% due 12/01/2019	250	290
Port Authority of New York & New Jersey Revenue Bonds, (AGM Insured), Series 2006
4.750% due 12/01/2026	3,000	3,147
Port Authority of New York & New Jersey Revenue Notes, Series 2010
5.000% due 12/01/2020	1,000	1,070
Rensselaer Municipal Leasing Corp., New York Revenue Notes, Series 2009
5.000% due 06/01/2019	1,000	1,014
Sales Tax Asset Receivable Corp., New York Revenue Bonds, (NPFGC Insured), Series 2004
5.250% due 10/15/2018	1,000	1,048
Saratoga County, New York Industrial Development Agency Revenue Notes, Series 2007
5.000% due 12/01/2017	340	356
St. Lawrence County, New York Industrial Development Agency Revenue Notes, Series 2009
4.000% due 10/01/2014	1,500	1,547
Tobacco Settlement Financing Corp., New York Revenue Bonds, (AMBAC Insured), Series 2003
5.250% due 06/01/2022	1,000	1,003

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	65

Schedule of Investments PIMCO New York Municipal Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Tompkins County, New York Development Corp. Revenue Notes, Series 2013
5.000% due 07/01/2022	$600	$627
Troy Capital Resource Corp., New York Revenue Bonds, Series 2010
5.125% due 09/01/2040	5,000	5,086
Troy Industrial Development Authority, New York Revenue Bonds, Series 2002
5.200% due 04/01/2037	2,750	2,834

		134,830

Total Municipal Bonds & Notes (Cost $128,978)		135,028

SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (a) 0.4%
		498

Total Short-Term Instruments (Cost $498)		498

Total Investments in Securities (Cost $129,476)		135,526

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 4.5%

SHORT-TERM INSTRUMENTS 4.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.5%
PIMCO Short-Term Floating NAV Portfolio	651,506	$6,520

Total Short-Term Instruments (Cost $6,518)		6,520

Total Investments in Affiliates (Cost $6,518)		6,520

Total Investments 99.1% (Cost $135,994)		$142,046

Other Assets and Liabilities, net 0.9%		1,278

Net Assets 100.0%		$143,324

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	09/30/2013	10/01/2013	$498	Freddie Mac 2.080% due 10/17/2022	$(510)	$498	$498

Total Repurchase Agreements						$(510)	$498	$498

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of September 30, 2013:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$498	$0	$0	$0	$498	$ (510)	$ (12)

Total Borrowings and Other Financing Transactions	$498	$0	$0	$0

(2)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

66	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(310)	$(310)

Over the counter
Swap Agreements	$0	$(211)	$0	$0	$0	$(211)

	$0	$(211)	$0	$0	$(310)	$(521)

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$79	$79

Over the counter
Swap Agreements	$0	$193	$0	$0	$0	$193

	$0	$193	$0	$0	$79	$272

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$198	$0	$198
New York	0	134,830	0	134,830
Short-Term Instruments
Repurchase Agreements	0	498	0	498
	$0	$135,526	$0	$135,526

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$6,520	$0	$0	$6,520

Total Investments	$6,520	$135,526	$0	$142,046

There were no transfers between Level 1 and 2 during the period ended September 30, 2013.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	67

Schedule of Investments PIMCO Short Duration Municipal Income Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 87.5%

MUNICIPAL BONDS & NOTES 81.9%

ARIZONA 0.9%
Arizona Sports & Tourism Authority Revenue Notes, Series 2012
4.000% due 07/01/2016	$1,105	$1,180
Phoenix, Arizona General Obligation Notes, Series 2012
4.000% due 07/01/2017	1,000	1,108
Salt River Project Agricultural Improvement & Power District, Arizona Revenue Notes, Series 2011
3.000% due 12/01/2013	1,000	1,005

		3,293

CALIFORNIA 15.0%
Bay Area Toll Authority, California Revenue Bonds, Series 2007
0.770% due 04/01/2047	5,000	4,950
Bay Area Toll Authority, California Revenue Bonds, Series 2008
0.984% due 04/01/2045	2,500	2,514
California Educational Facilities Authority Revenue Notes, Series 2010
0.870% due 10/01/2015	865	867
California Health Facilities Financing Authority Revenue Bonds, Series 2004
4.950% due 07/01/2026	750	775
California Health Facilities Financing Authority Revenue Bonds, Series 2008
5.125% due 07/01/2022	770	814
California Infrastructure & Economic Development Bank Revenue Bonds, Series 2013
0.350% due 10/01/2047	3,200	3,190
California State Department of Water Resources Revenue Notes, Series 2011
5.000% due 05/01/2015	3,000	3,223
California State General Obligation Notes, Series 2007
5.000% due 11/01/2013	1,010	1,014
California State General Obligation Notes, Series 2010
4.000% due 11/01/2013	500	502
Chula Vista, California Revenue Bonds, Series 2006
1.650% due 07/01/2018	6,000	5,995
Contra Costa Transportation Authority, California Revenue Bonds, Series 2012
0.492% due 03/01/2034	5,000	5,017
Los Angeles County, California Metropolitan Transportation Authority Revenue Notes, Series 2013
5.000% due 07/01/2018	2,280	2,672
Los Angeles Department of Water & Power, California Revenue Notes, Series 2012
5.000% due 01/01/2016	4,500	4,911
Los Angeles Unified School District, California General Obligation Notes, Series 2011
4.000% due 07/01/2014	6,000	6,170
Morgan Hill Unified School District, California General Obligation Notes, (AMBAC Insured), Series 2006
0.000% due 08/01/2014	3,595	3,582
Santaluz Community Facilities District No. 2, California Special Tax Notes, Series 2011
3.000% due 09/01/2014	1,000	1,013
3.000% due 09/01/2015	1,115	1,134
South Placer Wastewater Authority, California Revenue Notes, Series 2011
0.900% due 11/01/2014	3,500	3,509
University of California Revenue Notes, Series 2010
5.000% due 05/15/2016	1,000	1,109

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
University of California Revenue Notes, Series 2013
5.000% due 05/15/2017	$2,000	$2,293

		55,254

COLORADO 1.4%
University of Colorado Revenue Notes, (NPFGC Insured), Series 2005
5.250% due 06/01/2014	5,000	5,167

CONNECTICUT 0.3%
Connecticut State General Obligation Notes, (NPFGC Insured), Series 2004
5.000% due 12/01/2013	625	630
Connecticut State Health & Educational Facility Authority Revenue Notes, Series 2012
3.000% due 07/01/2017	500	525

		1,155

DISTRICT OF COLUMBIA 0.1%
District of Columbia Revenue Notes, Series 2011
3.000% due 04/01/2014	250	253

FLORIDA 3.1%
Citizens Property Insurance Corp., Florida Revenue Notes, Series 2012
5.000% due 06/01/2016	5,000	5,496
Florida Municipal Power Agency Revenue Notes, Series 2011
2.125% due 04/01/2014	175	177
3.000% due 10/01/2013	175	175
3.000% due 10/01/2014	125	128
JEA Electric System, Florida Revenue Notes, Series 2009
5.000% due 10/01/2013	1,500	1,500
Miami-Dade County, Florida General Obligation Notes, Series 2010
5.000% due 07/01/2014	1,000	1,036
Orlando Utilities Commission, Florida Revenue Notes, Series 2010
5.000% due 10/01/2013	1,000	1,000
Palm Beach County, Florida Revenue Notes, Series 2012
5.000% due 06/01/2016	1,600	1,780

		11,292

GEORGIA 3.6%
Burke County, Georgia Development Authority Revenue Bonds, Series 1994
2.300% due 10/01/2032	1,500	1,512
Burke County, Georgia Development Authority Revenue Bonds, Series 2008
1.400% due 11/01/2048	4,000	4,039
Burke County, Georgia Development Authority Revenue Bonds, Series 2012
1.750% due 12/01/2049	3,000	3,018
DeKalb County Hospital Authority, Georgia Revenue Notes, Series 2010
4.000% due 09/01/2014	40	41
Floyd County, Georgia Development Authority Revenue Notes, Series 2012
0.850% due 07/01/2022	2,000	1,999
Municipal Electric Authority of Georgia Revenue Notes, Series 2011
3.000% due 01/01/2014	225	226

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Private Colleges & Universities Authority, Georgia Revenue Notes, Series 2011
5.000% due 09/01/2016	$2,040	$2,289

		13,124

HAWAII 0.1%
Hawaii Pacific Health Revenue Notes, Series 2010
5.000% due 07/01/2014	475	491

ILLINOIS 3.2%
Chicago Board of Education, Illinois General Obligation Notes, (AGM Insured), Series 2006
5.000% due 12/01/2014	300	316
Chicago, Illinois O’Hare International Airport Revenue Notes, Series 2011
3.000% due 01/01/2015	1,000	1,030
Chicago, Illinois Waterworks Revenue Notes, Series 2012
5.000% due 11/01/2017	1,000	1,132
5.000% due 11/01/2018	1,160	1,320
Illinois Finance Authority Revenue Bonds, Series 2010
2.125% due 03/01/2030	500	506
Illinois State Revenue Notes, Series 2010
5.000% due 06/15/2016	1,000	1,110
Illinois State Toll Highway Authority Revenue Notes, (AGM Insured), Series 2005
5.000% due 01/01/2014	500	506
Illinois Unemployment Compensation Trust Fund Revenue Notes, Series 2012
5.000% due 06/15/2014	4,400	4,548
Kane County, Illinois Community Unit School District No. 34 Geneva General Obligation Notes, (NPFGC/FGIC Insured), Series 2004
0.000% due 01/01/2014	1,000	996
Melrose Park Village, Illinois General Obligation Bonds, (NPFGC Insured), Series 2004
6.750% due 12/15/2016	100	111

		11,575

INDIANA 0.2%
Indiana Finance Authority Revenue Notes, Series 2010
3.000% due 10/01/2013	640	640

KENTUCKY 0.3%
Pikeville, Kentucky Revenue Notes, Series 2011
4.000% due 03/01/2014	1,220	1,235

LOUISIANA 0.2%
Louisiana Public Facilities Authority Revenue Notes, Series 2010
3.000% due 11/01/2013	840	841

MARYLAND 0.9%
Maryland Health & Higher Educational Facilities Authority Revenue Notes, Series 2013
4.000% due 07/01/2016	490	530
5.000% due 07/01/2017	450	510
Maryland State General Obligation Notes, Series 2013
4.500% due 08/01/2017	2,000	2,270

		3,310

MASSACHUSETTS 2.7%
Commonwealth of Massachusetts General Obligation Bonds, Series 2006
0.050% due 03/01/2026	5,000	5,000

68	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Commonwealth of Massachusetts General Obligation Notes, Series 2007
5.000% due 11/01/2015	$1,980	$2,168
Commonwealth of Massachusetts General Obligation Notes, Series 2013
0.430% due 02/01/2017	1,000	985
Commonwealth of Massachusetts Revenue Bonds, (FGIC Insured), Series 2004
5.250% due 01/01/2025	250	253
Massachusetts Development Finance Agency Revenue Notes, Series 2012
2.000% due 10/01/2014	1,425	1,433

		9,839

MICHIGAN 3.2%
Michigan Finance Authority Revenue Notes, Series 2012
5.000% due 07/01/2017	5,000	5,704
Michigan State Hospital Finance Authority Revenue Bonds, Series 2010
1.500% due 11/15/2047	5,000	5,013
Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2007
5.125% due 06/01/2022	495	423
Michigan Trunk Line State Revenue Notes, Series 2012
5.000% due 11/15/2017	500	573

		11,713

MINNESOTA 0.9%
Minnesota Higher Education Facilities Authority Revenue Notes, Series 2010
3.000% due 10/01/2013	750	750
4.000% due 03/01/2014	210	212
Rochester, Minnesota Revenue Bonds, Series 2011
4.000% due 11/15/2030	2,150	2,386

		3,348

MISSOURI 0.3%
Missouri Development Finance Board Revenue Notes, Series 2012
4.000% due 12/01/2016	1,000	1,090

NEVADA 0.4%
Nevada State General Obligation Bonds, (AGM Insured), Series 2005
5.000% due 12/01/2016	1,400	1,504

NEW HAMPSHIRE 0.3%
Merrimack County, New Hampshire General Obligation Notes, Series 2012
4.000% due 12/01/2016	1,020	1,093

NEW JERSEY 1.5%
New Jersey Building Authority Revenue Notes, Series 2011
5.000% due 06/15/2016	1,500	1,660
New Jersey Economic Development Authority Revenue Notes, (AGM Insured), Series 2008
5.000% due 03/01/2014	500	510
New Jersey Economic Development Authority Revenue Notes, Series 2012
5.000% due 06/15/2014	750	770
New Jersey State Turnpike Authority Revenue Notes, Series 2013
5.000% due 01/01/2017	525	590
5.000% due 01/01/2018	400	458

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New Jersey Transportation Trust Fund Authority Revenue Bonds, (AGM Insured), Series 2001
5.750% due 12/15/2014	$1,465	$1,561

		5,549

NEW MEXICO 0.6%
New Mexico State Revenue Notes, Series 2010
5.000% due 07/01/2015	2,000	2,161

NEW YORK 11.6%
Build NYC Resource Corp., New York Revenue Notes, Series 2012
4.000% due 08/01/2014	940	965
4.000% due 08/01/2015	700	737
5.000% due 08/01/2016	800	869
5.000% due 08/01/2017	650	716
Metropolitan Transportation Authority, New York Revenue Notes, Series 2006
5.000% due 11/15/2013	1,205	1,212
5.000% due 11/15/2015	140	153
New York City, New York General Obligation Notes, Series 2009
5.000% due 08/01/2015	7,680	8,327
New York City, New York General Obligation Notes, Series 2012
4.000% due 08/01/2015	8,000	8,529
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Notes, Series 2005
5.000% due 11/01/2013	2,000	2,008
New York City, New York Trust for Cultural Resources Revenue Bonds, Series 2009
1.350% due 01/01/2036	4,400	4,408
New York Liberty Development Corp. Revenue Bonds, Series 2011
0.230% due 12/01/2049	5,000	5,000
New York State Dormitory Authority Revenue Notes, Series 2010
3.500% due 10/01/2013	150	150
3.750% due 10/01/2014	295	303
New York State Dormitory Authority Revenue Notes, Series 2012
3.000% due 05/15/2014	1,000	1,017
New York State Energy Research & Development Authority Revenue Notes, Series 2011
2.125% due 03/15/2015	4,500	4,522
New York State Thruway Authority Revenue Bonds, Series 2007
5.000% due 04/01/2017	100	114
New York State Thruway Authority Revenue Notes, Series 2012
4.000% due 04/01/2015	2,000	2,110
New York State Urban Development Corp. Revenue Notes, Series 2009
5.000% due 12/15/2013	1,000	1,010
Triborough Bridge & Tunnel Authority, New York Revenue Notes, Series 2012
4.000% due 11/15/2016	500	550

		42,700

NORTH CAROLINA 1.4%
Charlotte, North Carolina Certificates of Participation Notes, Series 2009
4.000% due 06/01/2014	300	307
North Carolina Eastern Municipal Power Agency Revenue Notes, Series 2012
5.000% due 01/01/2016	1,340	1,467

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
North Carolina State Revenue Notes, Series 2013
5.000% due 05/01/2018	$3,000	$3,482

		5,256

OHIO 2.7%
American Municipal Power Inc., Ohio Revenue Notes, Series 2012
5.000% due 02/15/2017	1,000	1,121
Bowling Green State University, Ohio Revenue Notes, Series 2010
3.000% due 06/01/2014	500	509
Cleveland, Ohio General Obligation Notes, Series 2012
4.000% due 12/01/2015	1,000	1,066
Hamilton County, Ohio General Obligation Notes, Series 2005
5.000% due 12/01/2013	630	634
Kent State University, Ohio Revenue Notes, Series 2012
4.000% due 05/01/2016	1,000	1,069
Ohio Higher Educational Facility Commission Revenue Notes, Series 2009
5.000% due 10/01/2014	1,060	1,107
Ohio Higher Educational Facility Commission Revenue Notes, Series 2012
5.000% due 01/01/2017	2,000	2,239
Ohio State Building Authority Revenue Notes, Series 2011
5.000% due 10/01/2014	2,035	2,132

		9,877

OREGON 1.5%
Tri-County Metropolitan Transportation District, Oregon Revenue Notes, Series 2013
4.000% due 11/01/2017	5,000	5,374

PENNSYLVANIA 5.5%
Allegheny County, Pennsylvania Hospital Development Authority Revenue Notes, Series 2010
5.000% due 05/15/2014	1,000	1,030
Beaver County, Pennsylvania Hospital Authority Revenue Notes, Series 2012
5.000% due 05/15/2017	1,460	1,640
Beaver County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2008
2.700% due 04/01/2035	2,100	2,022
Centre County, Pennsylvania Hospital Authority Revenue Notes, Series 2011
3.000% due 11/15/2013	135	135
Delaware County, Pennsylvania Authority Revenue Bonds, (NPFGC Insured), Series 1998
5.500% due 12/01/2013	205	206
Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2009
1.750% due 12/01/2033	2,500	2,506
Pennsylvania Economic Development Financing Authority Revenue Notes, Series 2012
5.000% due 07/01/2017	3,185	3,662
Philadelphia, Pennsylvania Airport Revenue Notes, Series 2010
5.000% due 06/15/2014	945	976
Pittsburgh Water & Sewer Authority, Pennsylvania Revenue Bonds, (AGM Insured), Series 2007
0.190% due 09/01/2033	8,000	8,000

		20,177

SOUTH CAROLINA 0.5%
South Carolina State General Obligation Notes, Series 2012
5.000% due 04/01/2016	1,750	1,943

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	69

Schedule of Investments PIMCO Short Duration Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TENNESSEE 3.3%
Memphis, Tennessee Electric System Revenue Notes, Series 2010
5.000% due 12/01/2016	$4,325	$4,879
Metropolitan Government of Nashville & Davidson County, Tennessee Health & Educational Facilities Board Revenue Notes, Series 2012
4.000% due 10/01/2013	2,400	2,400
5.000% due 10/01/2017	2,000	2,298
Tennessee Energy Acquisition Corp. Revenue Notes, Series 2006
5.000% due 09/01/2015	2,450	2,598

		12,175

TEXAS 7.2%
Clifton Higher Education Finance Corp., Texas Revenue Notes, Series 2010
3.200% due 12/01/2013	600	600
Dallas/Fort Worth International Airport, Texas Revenue Notes, Series 2009
5.000% due 11/01/2013	900	904
Harris County, Texas Metropolitan Transit Authority Revenue Notes, Series 2011
5.000% due 11/01/2015	5,560	6,070
Houston Community College System, Texas General Obligation Notes, Series 2011
4.000% due 02/15/2014	1,500	1,521
Houston, Texas Utility System Revenue Notes, Series 2011
5.000% due 11/15/2014	2,000	2,105
Lower Colorado River Authority, Texas Revenue Notes, Series 2010
5.000% due 05/15/2015	550	591
Lower Colorado River Authority, Texas Revenue Notes, Series 2012
5.000% due 05/15/2016	1,000	1,109
5.000% due 05/15/2018	500	576
Lower Colorado River Authority, Texas Revenue Notes, Series 2013
5.000% due 05/15/2017	5,000	5,655
North Central Texas Health Facility Development Corp. Revenue Notes, Series 2012
5.000% due 08/15/2017	1,000	1,124
Northside Independent School District, Texas General Obligation Bonds, (PSF/GTD Insured), Series 2010
1.200% due 08/01/2040	5,000	4,974

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Texas Municipal Gas Acquisition & Supply Corp. Revenue Notes, Series 2012
5.000% due 12/15/2017	$1,145	$1,249

		26,478

VIRGINIA 2.4%
Virginia Housing Development Authority Revenue Notes, Series 2010
0.950% due 10/01/2013	340	340
Virginia Public Building Authority Revenue Notes, Series 2009
5.000% due 08/01/2014	1,500	1,560
Virginia Public School Authority Revenue Bonds, Series 2005
5.250% due 08/01/2016	5,000	5,627
Virginia Resources Authority Revenue Notes, Series 2012
5.000% due 11/01/2017	1,000	1,148

		8,675

WASHINGTON 5.5%
Energy Northwest, Washington Revenue Notes, Series 2007
5.000% due 07/01/2015	2,115	2,284
Energy Northwest, Washington Revenue Notes, Series 2008
5.250% due 07/01/2016	3,800	4,270
Energy Northwest, Washington Revenue Notes, Series 2012
5.000% due 07/01/2017	2,500	2,863
Washington Health Care Facilities Authority Revenue Notes, Series 2011
3.000% due 10/01/2013	1,325	1,325
Washington State General Obligation Notes, Series 2012
5.000% due 07/01/2017	1,125	1,291
Washington State Revenue Notes, Series 2012
5.000% due 09/01/2015	2,250	2,444
5.000% due 09/01/2017	5,000	5,718

		20,195

WEST VIRGINIA 0.4%
West Virginia Economic Development Authority Revenue Bonds, Series 2010
3.125% due 03/01/2043	1,500	1,524

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WISCONSIN 0.4%
Wisconsin Health & Educational Facilities Authority Revenue Notes, Series 2010
5.000% due 04/15/2014	$1,390	$1,423

WYOMING 0.3%
Campbell County, Wyoming Hospital District Revenue Notes, Series 2009
4.000% due 12/01/2013	1,155	1,160

Total Municipal Bonds & Notes (Cost $300,265)		300,884

SHORT-TERM INSTRUMENTS 5.6%

REPURCHASE AGREEMENTS (a) 0.1%
		197

SHORT-TERM NOTES 5.5%
Texas State Revenue Notes, Series 2013
2.000% due 08/28/2014	20,000	20,328

Total Short-Term Instruments (Cost $20,525)		20,525

Total Investments in Securities (Cost $320,790)		321,409

	SHARES
INVESTMENTS IN AFFILIATES 11.8%

SHORT-TERM INSTRUMENTS 11.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 11.8%
PIMCO Short-Term Floating NAV Portfolio	4,336,502	43,395

Total Short-Term Instruments (Cost $43,390)		43,395

Total Investments in Affiliates (Cost $43,390)		43,395

Total Investments 99.3% (Cost $364,180)		$364,804

Other Assets and Liabilities, net 0.7%		2,688

Net Assets 100.0%		$367,492

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	09/30/2013	10/01/2013	$197	Fannie Mae 2.200% due 10/17/2022	$(202)	$197	$197

Total Repurchase Agreements						$(202)	$197	$197

(1)	Includes accrued interest.

70	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of September 30, 2013:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$197	$0	$0	$0	$197	$(202)	$(5)

Total Borrowings and Other Financing Transactions	$197	$0	$0	$0

(2)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Securities, at Value
Municipal Bonds & Notes
Arizona	$0	$3,293	$0	$3,293
California	0	55,254	0	55,254
Colorado	0	5,167	0	5,167
Connecticut	0	1,155	0	1,155
District of Columbia	0	253	0	253
Florida	0	11,292	0	11,292
Georgia	0	13,124	0	13,124
Hawaii	0	491	0	491
Illinois	0	11,575	0	11,575
Indiana	0	640	0	640
Kentucky	0	1,235	0	1,235
Louisiana	0	841	0	841
Maryland	0	3,310	0	3,310
Massachusetts	0	9,839	0	9,839
Michigan	0	11,713	0	11,713
Minnesota	0	3,348	0	3,348
Missouri	0	1,090	0	1,090
Nevada	0	1,504	0	1,504
New Hampshire	0	1,093	0	1,093
New Jersey	0	5,549	0	5,549
New Mexico	0	2,161	0	2,161
New York	0	42,700	0	42,700
North Carolina	0	5,256	0	5,256

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Ohio	$0	$9,877	$0	$9,877
Oregon	0	5,374	0	5,374
Pennsylvania	0	20,177	0	20,177
South Carolina	0	1,943	0	1,943
Tennessee	0	12,175	0	12,175
Texas	0	26,478	0	26,478
Virginia	0	8,675	0	8,675
Washington	0	20,195	0	20,195
West Virginia	0	1,524	0	1,524
Wisconsin	0	1,423	0	1,423
Wyoming	0	1,160	0	1,160
Short-Term Instruments
Repurchase Agreements	0	197	0	197
Short-Term Notes	0	20,328	0	20,328
	$0	$321,409	$0	$321,409

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$43,395	$0	$0	$43,395

Total Investments	$43,395	$321,409	$0	$364,804

There were no transfers between Level 1 and 2 during the period ended September 30, 2013.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	71

Schedule of Investments PIMCO Tax Managed Real Return Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.5%

MUNICIPAL BONDS & NOTES 94.3%

ARIZONA 1.0%
Arizona Health Facilities Authority Revenue Notes, Series 2008
5.000% due 01/01/2016	$300	$328
Mesa, Arizona Revenue Bonds, (NPFGC/FGIC Insured), Series 2002
5.250% due 07/01/2017	250	288

		616

CALIFORNIA 8.6%
California Pollution Control Financing Authority Revenue Bonds, Series 1996
0.050% due 11/01/2026	1,000	1,000
California State Department of Water Resources Revenue Bonds, Series 2010
5.000% due 05/01/2022	350	407
California State General Obligation Bonds, Series 2009
5.000% due 07/01/2022	250	277
California State General Obligation Notes, Series 2009
5.000% due 07/01/2018	1,450	1,698
Los Angeles Department of Airports, California Revenue Bonds, Series 2008
5.000% due 05/15/2019	500	567
Northern California Power Agency Revenue Bonds, Series 2010
5.000% due 07/01/2021	250	275
Orange County, California Public Financing Authority Revenue Bonds, (NPFGC Insured), Series 2005
5.000% due 07/01/2016	20	22
San Francisco, California City & County Airports Commission Revenue Bonds, Series 2011
5.500% due 05/01/2021	55	67
Southern California Public Power Authority Revenue Notes, Series 2011
5.000% due 07/01/2019	500	592
University of California Revenue Bonds, Series 2012
5.000% due 05/15/2023	520	613

		5,518

FLORIDA 4.2%
Citizens Property Insurance Corp., Florida Revenue Notes, Series 2012
5.000% due 06/01/2016	1,000	1,099
Florida State General Obligation Bonds, Series 2011
5.000% due 06/01/2022	1,000	1,174
Miami-Dade County, Florida Aviation Revenue Bonds, Series 2010
5.375% due 10/01/2035	250	260
Miami-Dade County, Florida Transit System Sales Surtax Revenue Bonds, (AGM Insured), Series 2008
5.000% due 07/01/2018	150	171

		2,704

GEORGIA 0.9%
Atlanta, Georgia Department of Aviation Revenue Notes, Series 2010
5.000% due 01/01/2019	500	573

ILLINOIS 0.5%
Cook County, Illinois General Obligation Bonds, Series 2009
5.000% due 11/15/2021	300	324

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDIANA 3.3%
Indiana Finance Authority Revenue Notes, Series 2011
5.000% due 10/01/2020	$1,000	$1,171
Indianapolis, Indiana Local Public Improvement Bond Bank Revenue Bonds, Series 2009
5.000% due 02/01/2020	300	342
Whiting, Indiana Revenue Bonds, Series 2009
5.250% due 01/01/2021	500	583

		2,096

IOWA 0.4%
University of Iowa Facilities Corp. Revenue Notes, Series 2009
5.000% due 06/01/2017	240	272

LOUISIANA 0.4%
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Notes, Series 2010
5.000% due 10/01/2017	250	276

MASSACHUSETTS 5.0%
Commonwealth of Massachusetts General Obligation Bonds, (SGI Insured), Series 2003
3.039% due 12/01/2014	400	411
Commonwealth of Massachusetts Revenue Bonds, (NPFGC/FGIC Insured), Series 2004
3.257% due 01/01/2018	500	510
Massachusetts State College Building Authority Revenue Bonds, Series 2012
5.000% due 05/01/2024	1,000	1,148
Massachusetts Water Resources Authority Revenue Bonds, Series 2009
5.000% due 08/01/2021	1,000	1,162

		3,231

MICHIGAN 3.3%
Michigan Finance Authority Revenue Notes, Series 2012
5.000% due 07/01/2017	1,000	1,141
Michigan State Hospital Finance Authority Revenue Bonds, Series 2010
1.500% due 11/15/2047	1,000	1,002

		2,143

MISSISSIPPI 0.7%
Mississippi Development Bank Revenue Notes, Series 2010
5.000% due 08/01/2016	400	438

MISSOURI 3.4%
Missouri Highway & Transportation Commission Revenue Notes, Series 2007
5.000% due 05/01/2017	350	400
Missouri State Health & Educational Facilities Authority Revenue Bonds, Series 1996
0.070% due 09/01/2030	1,200	1,200
Missouri State Health & Educational Facilities Authority Revenue Bonds, Series 2004
0.060% due 02/15/2034	590	590

		2,190

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEBRASKA 1.8%
Omaha Public Power District, Nebraska Revenue Bonds, Series 2011
5.000% due 02/01/2025	$1,000	$1,132

NEW JERSEY 4.5%
New Jersey Building Authority Revenue Notes, Series 2007
5.000% due 06/15/2016	450	498
New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2011
5.000% due 07/01/2023	1,000	1,115
New Jersey Transportation Trust Fund Authority Revenue Bonds, (NPFGC Insured), Series 2004
5.500% due 12/15/2017	500	582
New Jersey Transportation Trust Fund Authority Revenue Bonds, (NPFGC Insured), Series 2005
5.250% due 12/15/2016	605	669

		2,864

NEW MEXICO 0.9%
New Mexico State Revenue Notes, Series 2010
5.000% due 07/01/2017	500	573

NEW YORK 18.0%
Monroe County Industrial Development Corp., New York Revenue Notes, (FHA Insured), Series 2010
5.000% due 02/15/2016	375	407
New York City, New York General Obligation Bonds, Series 2009
5.000% due 08/01/2020	700	805
5.250% due 03/01/2021	1,000	1,143
New York City, New York General Obligation Bonds, Series 2012
0.030% due 04/01/2042	1,000	1,000
New York City, New York Industrial Development Agency Revenue Bonds, (FGIC Insured), Series 2006
2.851% due 03/01/2027	450	367
New York City, New York Transitional Finance Authority Building Aid Revenue Notes, Series 2009
5.000% due 01/15/2018	300	343
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2002
0.050% due 11/01/2022	825	825
New York City, New York Water & Sewer System Revenue Notes, Series 2011
5.000% due 06/15/2020	500	589
New York State Dormitory Authority Revenue Bonds, (NPFGC/FGIC Insured), Series 2005
5.500% due 07/01/2018	500	588
New York State Dormitory Authority Revenue Bonds, Series 2011
5.000% due 03/15/2023	750	864
New York State Dormitory Authority Revenue Notes, Series 2012
5.000% due 12/15/2019	500	589
New York State Urban Development Corp. Revenue Bonds, (AMBAC Insured), Series 2004
5.500% due 03/15/2017	500	579
New York State Urban Development Corp. Revenue Bonds, Series 2010
5.000% due 01/01/2021	1,350	1,536
New York State Urban Development Corp. Revenue Notes, Series 2010
5.000% due 01/01/2019	1,000	1,145
5.000% due 03/15/2019	250	292

72	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Onondaga County, New York Revenue Notes, Series 2011
3.000% due 12/01/2017	$450	$477

		11,549

NORTH CAROLINA 3.1%
North Carolina Medical Care Commission Revenue Notes, Series 2010
5.000% due 06/01/2018	250	285
5.000% due 07/01/2018	500	568
North Carolina Turnpike Authority Revenue Bonds, Series 2011
5.000% due 07/01/2024	1,000	1,141

		1,994

OHIO 10.4%
American Municipal Power Inc., Ohio Revenue Bonds, Series 2012
5.000% due 02/15/2024	540	595
Cleveland Department of Public Utilities Division of Water, Ohio Revenue Bonds, Series 2012
5.000% due 01/01/2024	900	1,030
Greene County, Ohio General Obligation Notes, Series 2010
5.000% due 12/01/2018	125	145
Kent State University, Ohio Revenue Bonds, Series 2012
5.000% due 05/01/2023	600	677
Miami University/Oxford, Ohio Revenue Notes, Series 2010
5.000% due 09/01/2016	400	445
Ohio State Building Authority Revenue Notes, Series 2011
5.000% due 10/01/2019	1,000	1,164
Ohio State General Obligation Notes, Series 2012
5.000% due 09/15/2020	1,000	1,187
Ohio State Water Development Authority Revenue Notes, Series 2010
5.000% due 12/01/2016	250	283
University of Akron, Ohio Revenue Notes, (AGM Insured), Series 2010
5.000% due 01/01/2019	1,000	1,141

		6,667

OREGON 0.4%
Portland, Oregon Sewer System Revenue Notes, Series 2010
5.000% due 03/01/2019	250	292

PENNSYLVANIA 2.2%
Philadelphia Hospitals & Higher Education Facilities Authority, Pennsylvania Revenue Bonds, Series 2002
0.060% due 07/01/2025	980	980

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Philadelphia, Pennsylvania Water & Wastewater Revenue Notes, (AGM Insured), Series 2010
5.000% due 08/01/2016	400	447

		1,427

SOUTH CAROLINA 0.4%
Lexington County School District No. 1, South Carolina General Obligation Bonds, Series 2001
5.125% due 03/01/2020	200	229

TEXAS 9.8%
Dallas, Texas Waterworks & Sewer System Revenue Bonds, Series 2012
5.000% due 10/01/2023	750	887
Garland Independent School District, Texas General Obligation Notes, (PSF/GTD Insured), Series 2012
5.000% due 02/15/2021	1,000	1,192
Houston, Texas General Obligation Bonds, Series 2010
5.000% due 03/01/2021	1,000	1,161
Houston, Texas Utility System Revenue Bonds, Series 2011
5.000% due 11/15/2021	750	881
Houston, Texas Utility System Revenue Notes, Series 2011
5.000% due 11/15/2017	1,000	1,158
Lower Neches Valley Authority Industrial Development Corp., Texas Revenue Bonds, Series 2012
0.050% due 05/01/2046	1,000	1,000

		6,279

UTAH 0.5%
Herriman City, Utah Special Assessment Notes, Series 2010
3.000% due 11/01/2013	355	355

VIRGINIA 2.4%
Henrico County, Virginia General Obligation Bonds, Series 2011
3.000% due 08/01/2024	750	750
Virginia Resources Authority Revenue Notes, Series 2009
5.000% due 10/01/2018	150	176
Virginia Resources Authority Revenue Notes, Series 2011
5.000% due 11/01/2020	500	588

		1,514

WASHINGTON 6.2%
Central Puget Sound Regional Transit Authority, Washington Revenue Bonds, Series 2012
5.000% due 02/01/2024	1,250	1,453

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Pierce County, Washington School District No. 10 Tacoma General Obligation Bonds, Series 2012
5.000% due 12/01/2023	750	885
Seattle, Washington Municipal Light & Power Revenue Bonds, Series 2011
5.000% due 02/01/2024	225	256
Seattle, Washington Municipal Light & Power Revenue Notes, Series 2010
5.000% due 02/01/2020	1,000	1,178
Washington State General Obligation Notes, Series 2008
5.000% due 01/01/2017	200	227

		3,999

WISCONSIN 2.0%
Milwaukee, Wisconsin General Obligation Notes, Series 2010
5.000% due 02/01/2018	250	288
Wisconsin State Revenue Bonds, Series 2012
5.000% due 06/01/2023	835	993

		1,281

Total Municipal Bonds & Notes (Cost $59,349)		60,536

SHORT-TERM INSTRUMENTS 6.2%

REPURCHASE AGREEMENTS (b) 4.0%
		2,591

U.S. TREASURY BILLS 2.2%
0.090% due 10/03/2013 - 05/29/2014 (a)(d)	1,382	1,382

Total Short-Term Instruments (Cost $3,973)		3,973

Total Investments in Securities (Cost $63,322)		64,509

Total Investments 100.5% (Cost $63,322)		$64,509

Financial Derivative Instruments (c) (1.7%) (Cost or Premiums, net $183)		(1,063)

Other Assets and Liabilities, net 1.2%		725

Net Assets 100.0%		$64,171

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	73

Schedule of Investments PIMCO Tax Managed Real Return Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	09/30/2013	10/01/2013	$2,591	Fannie Mae 2.200% due 10/17/2022	$(2,648)	$2,591	$2,591

Total Repurchase Agreements						$(2,648)	$2,591	$2,591

(1) Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of September 30, 2013:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$2,591	$0	$0	$0	$2,591	$(2,648)	$(57)

Total Borrowings and Other Financing Transactions	$2,591	$0	$0	$0

(2)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BRC	Receive	3-Month USD-CPURNSA Index	2.515%	11/01/2020	$	1,250	$1	$(22)	$0	$(21)
	Receive	3-Month USD-CPURNSA Index	2.385%	11/01/2021		5,293	0	(61)	0	(61)

DUB	Receive	3-Month USD-CPURNSA Index	1.818%	11/01/2013		600	0	6	6	0
	Receive	3-Month USD-CPURNSA Index	2.023%	11/01/2014		600	0	(3)	0	(3)
	Receive	3-Month USD-CPURNSA Index	2.181%	11/01/2015		600	0	(11)	0	(11)
	Receive	3-Month USD-CPURNSA Index	2.301%	11/01/2016		600	0	(15)	0	(15)
	Receive	3-Month USD-CPURNSA Index	2.392%	11/01/2017		600	0	(19)	0	(19)
	Receive	3-Month USD-CPURNSA Index	2.460%	11/01/2018		600	0	(21)	0	(21)
	Receive	3-Month USD-CPURNSA Index	2.512%	11/01/2019		600	0	(22)	0	(22)
	Receive	3-Month USD-CPURNSA Index	2.515%	11/01/2020		600	0	(11)	0	(11)
	Receive	3-Month USD-CPURNSA Index	2.385%	11/01/2021		600	0	(7)	0	(7)

MYC	Receive	3-Month USD-CPURNSA Index	1.818%	11/01/2013		6,793	30	30	60	0
	Receive	3-Month USD-CPURNSA Index	2.023%	11/01/2014		6,793	31	(68)	0	(37)
	Receive	3-Month USD-CPURNSA Index	2.181%	11/01/2015		6,793	31	(149)	0	(118)
	Receive	3-Month USD-CPURNSA Index	2.301%	11/01/2016		6,793	31	(202)	0	(171)
	Receive	3-Month USD-CPURNSA Index	2.460%	11/01/2018		6,793	31	(270)	0	(239)
	Receive	3-Month USD-CPURNSA Index	2.512%	11/01/2019		6,793	(13)	(239)	0	(252)
	Receive	3-Month USD-CPURNSA Index	2.515%	11/01/2020		5,543	35	(131)	0	(96)
	Receive	3-Month USD-CPURNSA Index	2.385%	11/01/2021		1,500	6	(23)	0	(17)
	Receive	3-Month USD-CPURNSA Index	2.535%	06/05/2023		1,500	0	(8)	0	(8)

Total Swap Agreements							$183	$(1,246)	$66	$(1,129)

74	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2013:

(d)	Securities with an aggregate market value of $662 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures (1)
BRC	$0	$0	$0	$0	$0	$0	$(82)	$(82)	$(82)	$0	$(82)
DUB	0	0	5	5	0	0	(108)	(108)	(103)	110	7
MYC	0	0	61	61	0	0	(939)	(939)	(878)	457	(421)

Total Over the Counter	$0	$0	$66	$66	$0	$0	$(1,129)	$(1,129)

(1)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Swap Agreements	$0	$0	$0	$0	$66	$66

Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$0	$0	$0	$1,129	$1,129

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$0	$0	$(330)	$(330)

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$0	$0	$(1,194)	$(1,194)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Securities, at Value
Municipal Bonds & Notes
Arizona	$0	$616	$0	$616
California	0	5,518	0	5,518
Florida	0	2,704	0	2,704
Georgia	0	573	0	573
Illinois	0	324	0	324
Indiana	0	2,096	0	2,096
Iowa	0	272	0	272
Louisiana	0	276	0	276
Massachusetts	0	3,231	0	3,231

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Michigan	$0	$2,143	$0	$2,143
Mississippi	0	438	0	438
Missouri	0	2,190	0	2,190
Nebraska	0	1,132	0	1,132
New Jersey	0	2,864	0	2,864
New Mexico	0	573	0	573
New York	0	11,549	0	11,549
North Carolina	0	1,994	0	1,994
Ohio	0	6,667	0	6,667
Oregon	0	292	0	292
Pennsylvania	0	1,427	0	1,427

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	75

Schedule of Investments PIMCO Tax Managed Real Return Fund (Cont.)

September 30, 2013 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
South Carolina	$0	$229	$0	$229
Texas	0	6,279	0	6,279
Utah	0	355	0	355
Virginia	0	1,514	0	1,514
Washington	0	3,999	0	3,999
Wisconsin	0	1,281	0	1,281
Short-Term Instruments
Repurchase Agreements	0	2,591	0	2,591
U.S. Treasury Bills	0	1,382	0	1,382
Total Investments	$0	$64,509	$0	$64,509

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Financial Derivative Instruments - Assets
Over the counter	$0	$66	$0	$66

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(1,129)	$0	$(1,129)

Totals	$0	$63,446	$0	$63,446

There were no transfers between Level 1 and 2 during the period ended September 30, 2013.

76	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Unconstrained Tax Managed Bond Fund

September 30, 2013 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.9%

BANK LOAN OBLIGATIONS 1.0%
Biomet, Inc.
3.679% due 07/25/2017		$1,400	$1,406
Dell, Inc.
3.750% due 09/24/2018		200	199
4.500% due 03/24/2020		600	591
5.000% due 11/06/2013		2,300	2,298
Gardner Denver, Inc.
4.250% due 07/30/2020		600	596

Total Bank Loan Obligations (Cost $5,075)			5,090

CORPORATE BONDS & NOTES 3.9%

BANKING & FINANCE 1.5%
Abbey National Treasury Services PLC
4.000% due 04/27/2016		1,300	1,383
AGFC Capital Trust
6.000% due 01/15/2067		100	84
Citigroup, Inc.
3.953% due 06/15/2016		200	213
4.587% due 12/15/2015		100	107
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		291	292
Merrill Lynch & Co., Inc.
5.000% due 01/15/2015		100	105
6.400% due 08/28/2017		100	115
Morgan Stanley
5.950% due 12/28/2017		600	680
QBE Capital Funding Ltd.
7.250% due 05/24/2041		600	633
Royal Bank of Scotland Group PLC
6.666% due 10/05/2017 (d)	CAD	100	93
6.990% due 10/05/2017 (d)		$2,050	2,132
SLM Corp.
5.375% due 05/15/2014		50	51
6.250% due 01/25/2016		300	321
Springleaf Finance Corp.
4.125% due 11/29/2013	EUR	100	135
5.750% due 09/15/2016		$100	103
Stone Street Trust
5.902% due 12/15/2015		500	541
UBS AG
7.625% due 08/17/2022		300	332
Union Bank N.A.
2.625% due 09/26/2018		300	303
Weyerhaeuser Co.
7.375% due 10/01/2019		200	244

			7,867

INDUSTRIALS 0.4%
America Movil S.A.B. de C.V.
3.125% due 07/16/2022		600	554
Aviation Capital Group Corp.
3.875% due 09/27/2016		500	507
Del Monte Corp.
7.625% due 02/15/2019		150	156
General Electric Co.
2.700% due 10/09/2022		400	378
Hawk Acquisition Sub, Inc.
4.250% due 10/15/2020		300	287
Petrobras International Finance Co.
7.875% due 03/15/2019		100	116
UAL Pass-Through Trust
10.400% due 05/01/2018		164	184

			2,182

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 2.0%
Embarq Corp.
7.995% due 06/01/2036	$2,600	$2,654
FirstEnergy Corp.
4.250% due 03/15/2023	200	183
Gazprom OAO Via Gaz Capital S.A.
8.146% due 04/11/2018	100	116
Saudi Electricity Global Sukuk Co.
3.473% due 04/08/2023	1,000	953
5.060% due 04/08/2043	3,000	2,753
Verizon Communications, Inc.
3.650% due 09/14/2018	700	739
4.500% due 09/15/2020	600	639
6.400% due 09/15/2033	900	1,002
6.550% due 09/15/2043	1,500	1,699

		10,738

Total Corporate Bonds & Notes (Cost $19,475)		20,787

MUNICIPAL BONDS & NOTES 71.4%

ALASKA 0.9%
Valdez, Alaska Revenue Bonds, Series 2003
5.000% due 01/01/2021	4,000	4,587

ARIZONA 0.6%
Mesa, Arizona General Obligation Bonds, (NPFGC/FGIC Insured), Series 2004
5.000% due 07/01/2018	500	576
University of Arizona Revenue Bonds, Series 2011
5.000% due 08/01/2025	2,095	2,337

		2,913

CALIFORNIA 9.9%
Bay Area Toll Authority, California Revenue Bonds, Series 2008
0.984% due 04/01/2045	5,000	5,029
Bay Area Toll Authority, California Revenue Bonds, Series 2012
5.000% due 04/01/2024	1,000	1,160
California Health Facilities Financing Authority Revenue Bonds, Series 2008
5.500% due 11/15/2040	7,500	7,932
California Infrastructure & Economic Development Bank Revenue Bonds, Series 2008
0.050% due 09/01/2037	6,700	6,700
California State Department of Water Resources Revenue Bonds, Series 2010
5.000% due 05/01/2022	3,000	3,486
California State General Obligation Bonds, (BABs), Series 2009
7.300% due 10/01/2039	400	504
California State General Obligation Bonds, (BABs), Series 2010
7.950% due 03/01/2036	1,000	1,159
California State General Obligation Bonds, Series 2008
5.000% due 04/01/2018	2,500	2,901
California State General Obligation Notes, Series 2008
5.000% due 04/01/2015	125	134
California State General Obligation Notes, Series 2009
5.500% due 04/01/2018	500	591
Escondido Union High School District, California General Obligation Bonds, (AGC Insured), Series 2009
0.000% due 08/01/2025	3,000	1,762
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.750% due 06/01/2047	500	384

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Hartnell Community College District, California General Obligation Bonds, Series 2009
0.000% due 08/01/2034 (b)	$1,000	$638
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2001
0.060% due 07/01/2034	7,500	7,500
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2009
5.250% due 07/01/2024	500	573
Los Angeles Unified School District, California General Obligation Bonds, Series 2009
5.000% due 07/01/2019	125	147
Metropolitan Water District of Southern California Revenue Bonds, Series 2000
0.050% due 07/01/2035	5,100	5,100
Newport Beach, California Revenue Bonds, Series 2011
6.000% due 12/01/2040	1,800	2,305
Northern California Power Agency Revenue Bonds, Series 2010
5.000% due 07/01/2021	1,500	1,651
San Francisco, California Public Utilities Commission Water Revenue Bonds, Series 2009
5.000% due 11/01/2021	1,000	1,134
Santa Clara Unified School District, California General Obligation Bonds, Series 2009
5.000% due 07/01/2022	450	497
Windsor Unified School District, California General Obligation Bonds, Series 2011
0.000% due 08/01/2036	2,500	731

		52,018

COLORADO 4.5%
Denver, Colorado Airport System City & County Revenue Bonds, Series 2009
5.250% due 11/15/2036	15,040	15,523
Denver, Colorado Airport System City & County Revenue Bonds, Series 2011
5.250% due 11/15/2022	4,500	5,083
Regional Transportation District, Colorado Revenue Bonds, Series 2012
5.000% due 11/01/2027	2,520	2,828

		23,434

FLORIDA 4.5%
Citizens Property Insurance Corp., Florida Revenue Notes, Series 2011
5.000% due 06/01/2020	2,500	2,829
Florida State General Obligation Bonds, Series 2011
5.000% due 06/01/2025	4,000	4,512
Florida State General Obligation Bonds, Series 2012
5.000% due 07/01/2023	5,000	5,877
Florida State General Obligation Bonds, Series 2013
5.000% due 06/01/2026	8,000	8,962
Florida State General Obligation Notes, Series 2010
5.000% due 06/01/2020	1,000	1,184
Miami-Dade County, Florida Transit System Sales Surtax Revenue Bonds, (AGM Insured), Series 2008
5.000% due 07/01/2018	400	457

		23,821

GEORGIA 0.7%
Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	2,000	2,036
Municipal Electric Authority of Georgia Revenue Notes, Series 2010
5.000% due 11/01/2019	1,580	1,840

		3,876

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	77

Schedule of Investments PIMCO Unconstrained Tax Managed Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ILLINOIS 1.2%
Chicago, Illinois Waterworks Revenue Bonds, (AMBAC Insured), Series 2006
5.000% due 11/01/2036	$3,000	$2,955
Cook County, Illinois General Obligation Bonds, Series 2009
5.000% due 11/15/2021	1,250	1,351
Cook Kane Lake & McHenry Counties Community College District No. 512, Illinois General Obligation Bonds, Series 2009
5.000% due 12/01/2019	100	118
Illinois State Revenue Notes, Series 2009
4.500% due 06/15/2016	1,000	1,091
Regional Transportation Authority, Illinois Revenue Bonds, (AGM Insured), Series 2004
5.750% due 06/01/2034	500	567

		6,082

INDIANA 2.3%
Indiana Finance Authority Revenue Bonds, Series 2005
0.070% due 02/01/2035	5,000	5,000
Indianapolis, Indiana Local Public Improvement Bond Bank Revenue Bonds, (BABs), Series 2010
5.966% due 01/15/2030	200	227
Indianapolis, Indiana Local Public Improvement Bond Bank Revenue Notes, (AGC Insured), Series 2009
5.000% due 01/01/2019	500	562
Indianapolis, Indiana Local Public Improvement Bond Bank Revenue Notes, Series 2009
5.000% due 02/01/2015	500	531
Whiting, Indiana Revenue Bonds, Series 2009
5.250% due 01/01/2021	5,000	5,830

		12,150

IOWA 0.4%
Iowa State Revenue Bonds, (NPFGC Insured), Series 2001
5.500% due 08/15/2020	1,500	1,824

KANSAS 0.1%
Kansas State Department of Transportation Revenue Bonds, Series 2004
5.000% due 09/01/2022	350	399

MARYLAND 0.2%
University System of Maryland Revenue Notes, Series 2006
5.000% due 10/01/2015	825	901

MASSACHUSETTS 3.0%
Commonwealth of Massachusetts General Obligation Bonds, (NPFGC/IBC Insured), Series 2002
5.500% due 08/01/2019	150	181
Commonwealth of Massachusetts General Obligation Bonds, Series 2000
0.050% due 12/01/2030	7,400	7,400
Commonwealth of Massachusetts General Obligation Notes, Series 2010
5.000% due 06/01/2017	1,000	1,143
Massachusetts Bay Transportation Authority Revenue Bonds, Series 2006
5.250% due 07/01/2020	1,150	1,385
Massachusetts Educational Financing Authority Revenue Notes, Series 2010
5.500% due 01/01/2017	2,000	2,244
Massachusetts Health & Educational Facilities Authority Revenue Bonds, Series 2003
0.050% due 07/01/2017	3,300	3,300

		15,653

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MICHIGAN 0.6%
Michigan State Building Authority Revenue Bonds, Series 2011
5.000% due 10/15/2024	$3,000	$3,278

MINNESOTA 0.2%
Rochester, Minnesota Revenue Bonds, Series 2008
5.000% due 11/15/2038	1,200	1,219

MISSOURI 0.9%
Missouri State Health & Educational Facilities Authority Revenue Bonds, Series 2004
0.060% due 02/15/2034	4,810	4,810

NEBRASKA 0.1%
Omaha, Nebraska General Obligation Bonds, Series 2000
6.500% due 12/01/2030	300	401

NEW HAMPSHIRE 1.0%
New Hampshire Health & Education Facilities Authority Revenue Bonds, Series 2007
0.050% due 06/01/2031	5,000	5,000

NEW JERSEY 3.5%
New Jersey Economic Development Authority Revenue Bonds, Series 2011
5.500% due 09/01/2021	5,000	5,847
New Jersey Economic Development Authority Revenue Bonds, Series 2013
5.000% due 03/01/2024	200	225
5.000% due 03/01/2025	500	557
New Jersey Economic Development Authority Revenue Notes, Series 2010
5.000% due 12/15/2016	2,500	2,820
New Jersey State Turnpike Authority Revenue Bonds, Series 2013
5.000% due 01/01/2025	4,775	5,314
New Jersey Transportation Trust Fund Authority Revenue Bonds, (NPFGC/FGIC Insured), Series 2005
5.500% due 12/15/2020	3,000	3,576

		18,339

NEW YORK 13.3%
New York City, New York General Obligation Bonds, Series 2012
5.000% due 08/01/2024	3,000	3,437
5.000% due 08/01/2029	1,000	1,083
New York City, New York General Obligation Bonds, Series 2013
5.000% due 08/01/2024	1,400	1,614
5.000% due 08/01/2027	200	222
New York City, New York General Obligation Notes, Series 2011
5.000% due 08/01/2018	2,700	3,133
5.000% due 08/01/2019	5,000	5,842
New York City, New York General Obligation Notes, Series 2013
5.000% due 08/01/2015	8,300	8,999
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2002
0.050% due 11/01/2022	5,000	5,000
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2007
5.000% due 11/01/2021	500	565

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2012
5.000% due 02/01/2042	$2,000	$2,074
New York City, New York Water & Sewer System Revenue Bonds, Series 2009
5.250% due 06/15/2040	500	524
New York City, New York Water & Sewer System Revenue Bonds, Series 2011
5.000% due 06/15/2026	3,000	3,348
5.250% due 06/15/2044	4,300	4,525
5.375% due 06/15/2043	3,000	3,184
New York City, New York Water & Sewer System Revenue Bonds, Series 2012
4.000% due 06/15/2045	1,000	890
5.000% due 06/15/2022	4,000	4,706
5.000% due 06/15/2045	1,600	1,655
New York Liberty Development Corp. Revenue Bonds, Series 2005
5.250% due 10/01/2035	500	532
New York State Dormitory Authority Revenue Bonds, Series 2009
5.000% due 07/01/2021	1,000	1,149
New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 12/15/2028	3,000	3,326
New York State Dormitory Authority Revenue Notes, Series 2011
5.000% due 03/15/2021	2,730	3,220
New York State Urban Development Corp. Revenue Bonds, Series 2008
5.500% due 01/01/2019	1,000	1,180
Port Authority of New York & New Jersey Revenue Bonds, Series 2006
5.000% due 07/15/2021	100	108
Port Authority of New York & New Jersey Revenue Bonds, Series 2008
5.000% due 07/15/2021	2,700	3,052
Port Authority of New York & New Jersey Revenue Notes, Series 2012
1.650% due 12/01/2019	850	792
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2008
5.000% due 11/15/2021	1,500	1,750
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2011
5.000% due 01/01/2023	3,500	4,066

		69,976

NORTH CAROLINA 1.8%
Charlotte-Mecklenburg Hospital Authority, North Carolina Revenue Bonds, Series 2007
0.060% due 01/15/2038	8,000	8,000
North Carolina Infrastructure Finance Corp. Certificates of Participation Bonds, (AGM Insured), Series 2006
5.000% due 02/01/2021	500	557
North Carolina Medical Care Commission Revenue Bonds, Series 2009
5.000% due 06/01/2039	700	708

		9,265

OHIO 5.7%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	500	375
6.500% due 06/01/2047	5,100	4,151
Miami University/Oxford, Ohio Revenue Notes, Series 2010
5.000% due 09/01/2016	2,715	3,021

78	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Montgomery County, Ohio Revenue Bonds, Series 2011
0.030% due 11/15/2045	$8,000	$8,000
Ohio Higher Educational Facility Commission Revenue Bonds, Series 2002
0.040% due 10/01/2031	6,500	6,500
Ohio Higher Educational Facility Commission Revenue Bonds, Series 2013
0.060% due 01/01/2039	8,000	8,000
Ohio State Building Authority Revenue Bonds, Series 2009
5.000% due 10/01/2020	100	114

		30,161

OKLAHOMA 0.3%
Oklahoma Municipal Power Authority Revenue Bonds, (AGM Insured), Series 2010
5.000% due 01/01/2021	1,525	1,719

OREGON 0.1%
Washington County, Oregon School District No. 1 West Union General Obligation Bonds, (NPFGC/FGIC Insured), Series 2005
5.250% due 06/15/2018	500	583

PENNSYLVANIA 3.3%
Commonwealth of Pennsylvania General Obligation Notes, Series 2009
5.000% due 07/01/2018	500	582
Geisinger Authority, Pennsylvania Revenue Bonds, Series 2005
0.020% due 05/15/2035	8,000	8,000
Pennsylvania Higher Educational Facilities Authority Revenue Notes, Series 2009
5.000% due 09/01/2017	625	716
Philadelphia Hospitals & Higher Education Facilities Authority, Pennsylvania Revenue Bonds, Series 2011
0.060% due 07/01/2041	8,000	8,000

		17,298

TENNESSEE 0.1%
Rutherford County, Tennessee Health & Educational Facilities Board Revenue Bonds, Series 2010
5.000% due 11/15/2040	500	505

TEXAS 7.9%
Conroe Independent School District, Texas General Obligation Bonds, (PSF/GTD Insured), Series 2012
5.000% due 02/15/2030	4,000	4,376
Corpus Christi, Texas General Obligation Notes, (AGC Insured), Series 2009
4.000% due 03/01/2018	150	165
Dallas/Fort Worth International Airport, Texas Revenue Bonds, Series 2012
5.000% due 11/01/2028	2,000	2,033
Dallas/Fort Worth International Airport, Texas Revenue Notes, Series 2011
5.000% due 11/01/2019	1,000	1,150
5.000% due 11/01/2020	1,000	1,149
Fort Worth, Texas Water & Sewer System Revenue Notes, Series 2010
4.250% due 02/15/2020	1,000	1,129
Houston, Texas Utility System Revenue Bonds, (AGC Insured), Series 2009
5.250% due 11/15/2033	250	268
Houston, Texas Utility System Revenue Bonds, Series 2012
0.670% due 05/15/2034	2,500	2,500

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Laredo Independent School District, Texas General Obligation Bonds, (PSF/GTD Insured), Series 2005
5.000% due 08/01/2022	$1,800	$1,922
Leander Independent School District, Texas General Obligation Notes, (PSF/GTD Insured), Series 2011
4.000% due 08/15/2020	3,290	3,706
Lone Star College System, Texas General Obligation Notes, Series 2010
5.000% due 08/15/2018	1,500	1,742
Lower Colorado River Authority, Texas Revenue Bonds, Series 2009
5.000% due 05/15/2023	500	545
Lower Neches Valley Authority Industrial Development Corp., Texas Revenue Bonds, Series 2011
0.050% due 11/01/2051	9,500	9,500
San Antonio, Texas City Public Service Board Revenue Notes, Series 2009
5.000% due 02/01/2019	500	583
Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2008
0.070% due 10/01/2041	7,000	7,000
Texas State General Obligation Bonds, Series 2008
4.750% due 04/01/2037	800	817
5.000% due 04/01/2019	1,000	1,150
Texas State General Obligation Bonds, Series 2009
5.000% due 08/01/2023	125	142
Texas State General Obligation Notes, Series 2010
5.000% due 10/01/2017	1,500	1,733
Williamson County, Texas General Obligation Bonds, (NPFGC Insured), Series 2005
5.250% due 02/15/2018	100	114

		41,724

UTAH 1.5%
Murray, Utah Revenue Bonds, Series 2003
0.050% due 05/15/2036	8,000	8,000

VIRGINIA 0.1%
Henrico County, Virginia Economic Development Authority Revenue Notes, Series 2009
5.000% due 10/01/2017	410	469

WASHINGTON 2.5%
King County, Washington General Obligation Bonds, Series 2008
4.750% due 01/01/2034	1,000	1,030
King County, Washington General Obligation Bonds, Series 2009
5.125% due 01/01/2036	250	270
5.250% due 01/01/2039	500	540
Seattle, Washington Municipal Light & Power Revenue Notes, Series 2010
5.000% due 02/01/2019	2,500	2,921
Washington State General Obligation Bonds, Series 2009
5.000% due 01/01/2020	1,000	1,182
Washington State General Obligation Bonds, Series 2012
5.000% due 07/01/2023	5,750	6,725
Yakima County, Washington School District No. 7 Yakima General Obligation Bonds, Series 2009
5.000% due 12/01/2020	500	570

		13,238

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	185	146

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WISCONSIN 0.2%
Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2010
5.000% due 11/15/2033		$900	$921
Wisconsin State General Obligation Bonds, Series 2008
5.000% due 05/01/2019		125	145

			1,066

Total Municipal Bonds & Notes (Cost $366,331)			374,855

U.S. GOVERNMENT AGENCIES 0.0%
Fannie Mae
0.299% due 03/25/2034		67	66
1.079% due 04/25/2032		63	64
Freddie Mac
1.734% due 10/25/2021 (a)		691	68

Total U.S. Government Agencies (Cost $187)			198

U.S. TREASURY OBLIGATIONS 5.5%
U.S. Treasury Bonds
3.125% due 02/15/2042 (h)(j)		300	270
6.125% due 11/15/2027 (h)		16	22
U.S. Treasury Inflation Protected Securities (c)
0.125% due 01/15/2023 (h)		1,720	1,675
0.625% due 07/15/2021 (f)(h)(j)		5,286	5,507
0.750% due 02/15/2042 (f)(h)		5,169	4,433
2.000% due 01/15/2026 (h)		353	408
2.125% due 02/15/2041 (h)(j)		960	1,139
2.375% due 01/15/2025 (h)		124	148
2.375% due 01/15/2027 (f)		1,738	2,094
U.S. Treasury Notes
0.250% due 03/31/2014 (j)		100	100
1.500% due 07/31/2016 (j)		2,800	2,871
1.500% due 08/31/2018		9,500	9,567
2.000% due 07/31/2020		100	100
2.125% due 12/31/2015 (j)		600	623
2.125% due 08/31/2020		100	101

Total U.S. Treasury Obligations (Cost $30,510)			29,058

MORTGAGE-BACKED SECURITIES 3.4%
American Home Mortgage Assets Trust
1.113% due 09/25/2046		50	34
Banc of America Commercial Mortgage Trust 2007-2
5.742% due 04/10/2049		104	114
Banc of America Funding Corp.
2.884% due 06/20/2032		78	78
5.568% due 01/20/2047 ^		74	59
Bear Stearns Adjustable Rate Mortgage Trust
2.600% due 03/25/2035		378	382
2.974% due 02/25/2034		202	197
5.236% due 03/25/2035		392	376
Countrywide Alternative Loan Trust
0.360% due 02/20/2047		558	372
Countrywide Home Loan Mortgage Pass-Through Trust
2.823% due 08/25/2034		56	49
Credit Suisse First Boston Mortgage Securities Corp.
2.385% due 07/25/2033		53	52
EMF-NL
1.019% due 04/17/2041	EUR	95	110
Eurosail PLC
1.719% due 10/17/2040		103	137
Granite Master Issuer PLC
0.731% due 12/20/2054	GBP	2,891	4,607

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	79

Schedule of Investments PIMCO Unconstrained Tax Managed Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GSR Mortgage Loan Trust
2.462% due 06/25/2034	$78	$78
5.750% due 01/25/2037	76	73
IndyMac Mortgage Loan Trust
0.479% due 07/25/2035	3,270	2,741
JPMorgan Chase Commercial Mortgage Securities Trust
5.257% due 05/15/2047	286	308
LB-UBS Commercial Mortgage Trust
5.342% due 09/15/2039	58	63
MASTR Adjustable Rate Mortgages Trust
2.279% due 05/25/2034	228	226
Mellon Residential Funding Corp.
0.662% due 06/15/2030	150	149
1.042% due 08/15/2032	483	469
Merrill Lynch Mortgage Investors Trust
0.389% due 02/25/2036	109	100
1.179% due 10/25/2035	54	53
Morgan Stanley Capital Trust
4.700% due 07/15/2056	99	102
5.665% due 04/15/2049	2,016	2,220
Residential Asset Securitization Trust
6.000% due 07/25/2037 ^	359	284
Structured Asset Mortgage Investments Trust
0.399% due 05/25/2036	575	364
0.431% due 07/19/2035	105	95
Thornburg Mortgage Securities Trust
1.429% due 06/25/2037	224	188
5.750% due 06/25/2037	1,053	1,016
Wachovia Bank Commercial Mortgage Trust
5.749% due 07/15/2045	230	255
6.123% due 02/15/2051	522	567
WaMu Mortgage Pass-Through Certificates
1.553% due 08/25/2042	59	54
4.436% due 03/25/2037 ^	1,976	1,687
Wells Fargo Mortgage-Backed Securities Trust
2.618% due 01/25/2035	273	272

Total Mortgage-Backed Securities (Cost $16,770)		17,931

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 6.1%
Berica Asset-Backed Security SRL
0.521% due 12/30/2055	EUR	2,405	$3,120
Citigroup Mortgage Loan Trust, Inc.
0.319% due 08/25/2036		$180	119
Countrywide Asset-Backed Certificates
0.319% due 07/25/2037		11,100	7,725
0.319% due 08/25/2037		1,000	726
0.329% due 01/25/2037		4,688	4,102
0.329% due 06/25/2047		7,400	5,362
0.459% due 09/25/2036		3,350	2,600
Credit-Based Asset Servicing and Securitization LLC
4.537% due 12/25/2035		652	611
IXIS Real Estate Capital Trust
0.409% due 01/25/2037		176	81
JPMorgan Mortgage Acquisition Trust
0.319% due 10/25/2036		1,000	735
Option One Mortgage Loan Trust Asset-Backed Certificates
5.611% due 01/25/2037 ^		1,490	1,159
Residential Asset Mortgage Products Trust
0.379% due 03/25/2036		406	389
Residential Asset Securities Corp. Trust
0.359% due 04/25/2036		323	299
0.439% due 07/25/2036		3,700	1,321
6.228% due 04/25/2032		14	14
Sierra Madre Funding Ltd.
0.582% due 09/07/2039		4,231	3,057
WaMu Asset-Backed Certificates
0.329% due 01/25/2037		883	440

Total Asset-Backed Securities (Cost $24,480)			31,860

SOVEREIGN ISSUES 3.8%
Australia Government Bond
2.750% due 04/21/2024	AUD	4,000	3,363
3.250% due 04/21/2025		900	782
5.500% due 04/21/2023		9,000	9,524

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2017	BRL	13,400	$4,245
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2014		258	116
10.000% due 01/01/2017		2,037	890
10.000% due 01/01/2021		35	15
10.000% due 01/01/2023		35	14
Junta de Castilla y Leon
6.505% due 03/01/2019	EUR	300	454
New Zealand Government CPI Linked Bond
2.000% due 09/20/2025	NZD	300	236
Qatar Government International Bond
5.250% due 01/20/2020		$500	564

Total Sovereign Issues (Cost $19,739)			20,203

SHORT-TERM INSTRUMENTS 5.8%

REPURCHASE AGREEMENTS (e) 5.7%
			29,815

U.S. TREASURY BILLS 0.1%
0.122% due 02/06/2014		350	350

Total Short-Term Instruments (Cost $30,165)			30,165

Total Investments 100.9% (Cost $512,732)			$530,147

Financial Derivative Instruments (g)(i) 0.0% (Cost or Premiums, net $2,973)			(229)

Other Assets and Liabilities, net (0.9%)			(4,731)

Net Assets 100.0%			$525,187

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Security becomes interest bearing at a future date.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity, date shown represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	09/30/2013	10/01/2013	$29,815	Fannie Mae 2.200% due 10/17/2022	$(30,413)	$29,815	$29,815

Total Repurchase Agreements						$(30,413)	$29,815	$29,815

(1)	Includes accrued interest.

80	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BOM	0.090%	09/12/2013	10/03/2013	$(6,981)	$(6,981)

Total Reverse Repurchase Agreements					$(6,981)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.130%	09/17/2013	10/09/2013	$(1,358)	$(1,359)

Total Sale-Buyback Transactions					$(1,359)

(2)	The average amount of borrowings while outstanding during the period ended September 30, 2013 was $13,142 at a weighted average interest rate of 0.128%.
(3)	Payable for sale-buyback transactions includes $1 of deferred price drop on sale-buyback transactions.

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.500%	10/01/2043	$500	$(494)	$(510)

Total Short Sales				$(494)	$(510)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of September 30, 2013:

(f)	Securities with an aggregate market value of $8,650 have been pledged as collateral under the terms of the following master agreements as of September 30, 2013.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BOM	$0	$(6,981)	$0	$0	$(6,981)	$6,982	$1
SSB	29,815	0	0	0	29,815	(30,413)	(598)

Master Securities Forward Transactions Agreement
BCY	0	0	(1,359)	0	(1,359)	1,396	37
FOB	0	0	0	(510)	(510)	0	(510)

Total Borrowings and Other Financing Transactions	$29,815	$(6,981)	$(1,359)	$(510)

(4)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
10-Year Deliverable Interest Rate Swap December Futures	Short	12/2013	35	$(48)	$1	$0
90-Day Eurodollar December Futures	Long	12/2014	1	0	0	0
90-Day Eurodollar December Futures	Long	12/2015	134	(88)	7	0
90-Day Eurodollar September Futures	Long	09/2014	29	6	0	0
Euro-OAT France Government Bond December Futures	Short	12/2013	106	(314)	0	(62)
Japan Government 10-Year Bond December Futures	Short	12/2013	7	(87)	2	(9)
U.S. Treasury 2-Year Note December Futures	Short	12/2013	55	(31)	0	(3)
U.S. Treasury 10-Year Note December Futures	Short	12/2013	311	(805)	0	(15)
U.S. Treasury Ultra Long-Term Bond December Futures	Long	12/2013	87	250	0	(16)

Total Futures Contracts				$(1,117)	$10	$(105)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	81

Schedule of Investments PIMCO Unconstrained Tax Managed Bond Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date		Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
								Asset	Liability
CDX.HY-14 5-Year Index	(5.000%	)	06/20/2015	$	1,248	$(76)	$(95)	$0	$0
CDX.HY-15 5-Year Index	(5.000%	)	12/20/2015		17,952	(1,333)	(2,179)	4	0
CDX.HY-18 5-Year Index	(5.000%	)	06/20/2017		1,584	(120)	(180)	0	0
CDX.HY-19 5-Year Index	(5.000%	)	12/20/2017		5,350	(383)	(392)	1	0
CDX.IG-19 5-Year Index	(1.000%	)	12/20/2017		1,900	(30)	(17)	0	0
iTraxx Europe 9 Index	(1.750%	)	06/20/2018	EUR	3,700	(124)	(54)	9	0
iTraxx Europe 12 Index	(1.000%	)	12/20/2014		600	(7)	(1)	1	0
iTraxx Europe 17 Index	(1.000%)		06/20/2017		93,500	(1,055)	(1,157)	193	0
iTraxx Europe 18 Index	(1.000%)		12/20/2017		3,100	(28)	(43)	8	0
iTraxx Europe 19 Index	(1.000%)		06/20/2018		4,000	(14)	(68)	12	0
iTraxx Europe Crossover 17 Index	(5.000%)		06/20/2017		2,400	(252)	(56)	13	0
iTraxx Europe Crossover 18 Index	(5.000%)		12/20/2017		1,100	(99)	(52)	7	0

						$(3,521)	$(4,294)	$248	$0

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date		Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month CAD-Bank Bill	2.000%	06/16/2016	CAD	2,500	$10	$18	$2	$0
Pay	3-Month CAD-Bank Bill	3.400%	12/15/2021		300	(1)	(2)	1	0
Pay	3-Month CAD-Bank Bill	3.000%	06/15/2022		800	(22)	(22)	2	0
Pay	3-Month CAD-Bank Bill	2.500%	12/18/2023		7,600	(390)	(368)	36	0
Receive	3-Month CAD-Bank Bill	2.480%	12/15/2041		300	13	14	0	(1)
Receive	3-Month CAD-Bank Bill	2.400%	03/17/2042		800	36	40	0	(1)
Receive	3-Month CAD-Bank Bill	2.625%	09/16/2043		3,200	547	474	0	(26)
Pay	3-Month SEK-LIBOR	2.500%	09/15/2016	SEK	15,100	48	(34)	0	0
Receive	3-Month USD-LIBOR	0.750%	06/19/2016	$	23,800	(85)	12	0	(7)
Receive	3-Month USD-LIBOR	0.750%	06/19/2017		13,500	127	29	0	(5)
Receive	3-Month USD-LIBOR	2.000%	06/19/2023		38,400	2,289	1,629	0	(23)
Receive	3-Month USD-LIBOR	3.000%	12/18/2023		19,300	(246)	(590)	(1)	(12)
Receive	3-Month USD-LIBOR	2.500%	06/19/2028		600	53	51	0	0
Receive	3-Month USD-LIBOR	2.750%	06/19/2033		12,700	1,342	1,318	0	(4)
Receive	3-Month USD-LIBOR	3.050%	06/13/2043		3,600	394	331	0	0
Receive	3-Month USD-LIBOR	2.750%	06/19/2043		12,600	2,126	1,401	1	0
Receive	3-Month USD-LIBOR	2.950%	07/10/2043		6,100	801	514	1	0
Pay	6-Month AUD-BBR-BBSW	3.750%	03/15/2018	AUD	500	6	4	1	0
Pay	6-Month AUD-BBR-BBSW	3.750%	12/11/2018		900	3	5	2	0
Pay	6-Month AUD-BBR-BBSW	3.500%	03/15/2023		900	(51)	(26)	4	0
Pay	6-Month AUD-BBR-BBSW	3.750%	03/15/2023		2,700	(103)	(86)	10	0
Pay	6-Month AUD-BBR-BBSW	4.000%	03/15/2023		100	(2)	(3)	0	0
Pay	6-Month AUD-BBR-BBSW	4.250%	03/15/2023		2,300	(1)	(9)	10	0
Pay	6-Month AUD-BBR-BBSW	4.250%	12/11/2023		1,200	(12)	(20)	5	0
Receive	6-Month EUR-EURIBOR	2.250%	03/19/2024	EUR	14,600	(50)	(220)	0	(75)
Receive	6-Month JPY-LIBOR	0.500%	09/18/2020	JPY	860,000	41	3	0	(8)
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023		790,000	(113)	(55)	0	(8)
Receive	6-Month JPY-LIBOR	2.000%	12/21/2041		360,000	(170)	178	0	(18)
Receive	6-Month JPY-LIBOR	1.750%	03/21/2043		150,000	35	40	0	(7)

						$6,625	$4,626	$74	$(195)

Total Swap Agreements						$3,104	$332	$322	$(195)

82	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2013:

(h)	Securities with an aggregate market value of $5,298 and cash of $4,054 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2013. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$10	$322	$332	$0	$(105)	$(195)	$(300)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
Counterparty								Asset	Liability
BOA	10/2013		AUD	4,241	$		3,800	$0	$(157)
	10/2013		GBP	1,339			2,080	0	(88)
	10/2013		JPY	62,429			631	0	(4)
	10/2013	$		2,057		JPY	200,700	0	(15)
	10/2013			0		RUB	13	0	0
	02/2014		BRL	427	$		205	18	0
	02/2014	$		205		BRL	427	0	(18)

BPS	02/2014			275			571	0	(25)

BRC	10/2013			2,149		GBP	1,339	18	0
	11/2013		GBP	1,339	$		2,149	0	(18)
	12/2013	$		3,041		MXN	40,000	0	(4)

CBK	10/2013		AUD	11,264	$		10,098	0	(411)
	10/2013	$		983		EUR	737	14	0
	10/2013			143		TRY	273	0	(8)
	03/2014		RUB	8,205	$		252	6	0

DUB	10/2013		AUD	4,118			3,669	0	(173)
	10/2013	$		5,103		EUR	3,780	11	0
	10/2013			3,332		JPY	327,200	0	(3)
	11/2013		EUR	3,780	$		5,103	0	(11)
	12/2013		CAD	368			358	2	0
	10/2016		JPY	253,014			3,576	901	0

FBF	10/2013		EUR	1,515			2,016	0	(34)
	10/2013		TRY	4,002			2,167	189	0
	10/2013	$		92		TRY	176	0	(5)
	11/2013		BRL	1,900	$		818	0	(32)
	03/2014		RUB	8,206			252	5	0

GLM	10/2013		EUR	687			924	0	(6)
	10/2013		RUB	7,864			240	0	(2)
	11/2013		SEK	160			24	0	0
	02/2014		BRL	622			300	28	0
	02/2014	$		300		BRL	622	0	(28)
	03/2014			510		RUB	16,616	0	(11)

HUS	10/2013		BRL	5,393	$		2,339	0	(94)
	10/2013		EUR	1,899			2,571	2	0
	10/2013		NZD	323			250	0	(18)
	10/2013	$		2,418		BRL	5,392	15	0
	10/2013			1,605		TRY	3,072	0	(87)

JPM	10/2013			235			450	0	(12)
	11/2013		HUF	492,574	$		2,196	0	(38)
	11/2013		SEK	100			15	0	0
	12/2013		MXN	43,655			3,293	0	(22)
	02/2014		BRL	571			275	25	0
	03/2014	$		250		RUB	8,144	0	(5)

MSC	10/2013		BRL	8,026	$		3,509	0	(113)
	10/2013		EUR	416			555	0	(7)
	10/2013	$		3,483		BRL	8,026	138	0
	11/2013		BRL	5,299	$		2,320	0	(52)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	83

Schedule of Investments PIMCO Unconstrained Tax Managed Bond Fund (Cont.)

	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
Counterparty								Asset	Liability
	11/2013	$		2,143		HUF	495,379	$104	$0

SCX	10/2013		CNY	8,196	$		1,331	0	(7)
	10/2013	$		1,320		CNY	8,196	17	0
	01/2014			1,328			8,196	3	0

UAG	10/2013			242		RUB	7,851	0	0
	01/2014		RUB	7,851	$		238	0	0
	03/2014			8,350			256	6	0

Total Forward Foreign Currency Contracts								$1,502	$(1,508)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	3.090%	08/06/2014	EUR	2,700	$82	$88

BRC	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	3.800%	12/18/2013		3,300	410	0
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.800%	03/06/2014		1,900	107	64

CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.080%	11/29/2013	$	9,500	73	1
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	12/13/2013		13,000	208	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.200%	07/29/2016		10,900	471	380

DUB	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.000%	03/07/2014		1,800	3	1
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.650%	08/06/2014	EUR	5,400	400	441

FBF	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.800%	03/12/2014		1,000	57	35

GLM	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	3.800%	12/18/2013		1,900	208	0
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.800%	03/12/2014		2,100	122	73

JPM	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	3.090%	08/06/2014		2,700	82	88

MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.000%	03/07/2014	$	3,300	6	1
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.350%	02/29/2016		2,700	123	191

RYL	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.450%	09/21/2015		3,600	287	520

								$2,639	$1,883

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC USD versus BRL	BRL	1.956	02/13/2014	$	820	$11	$1

BPS	Call - OTC USD versus CNY	CNY	6.386	04/09/2014		2,400	9	3

BRC	Call - OTC USD versus CNY		6.410	02/26/2014		2,197	8	1

CBK	Put - OTC EUR versus USD	$	1.292	11/12/2013	EUR	4,964	45	7
	Call - OTC USD versus CNY	CNY	6.410	02/26/2014	$	2,096	8	1
	Put - OTC USD versus RUB	RUB	30.000	02/13/2014		300	4	0

DUB	Call - OTC USD versus CNY	CNY	6.552	10/11/2013		1,700	10	0
	Call - OTC USD versus CNY		6.249	06/04/2014		600	7	2
	Put - OTC USD versus CNY		6.249	06/04/2014		600	7	9

FBF	Put - OTC USD versus RUB	RUB	30.000	02/13/2014		4,800	68	6

GLM	Put - OTC USD versus BRL	BRL	1.956	02/13/2014		1,200	17	1

HUS	Call - OTC USD versus CNY	CNY	6.354	11/04/2013		2,500	25	0
	Call - OTC USD versus CNY		6.272	01/13/2014		1,200	11	1
	Call - OTC USD versus CNY		6.236	05/19/2014		4,369	44	16
	Put - OTC USD versus CNY		6.236	05/19/2014		4,369	44	60
	Put - OTC USD versus RUB	RUB	30.000	02/13/2014		2,400	32	3

JPM	Put - OTC USD versus BRL	BRL	1.956	02/13/2014		1,920	26	2
	Call - OTC USD versus CNY	CNY	6.236	05/19/2014		2,794	28	10
	Put - OTC USD versus CNY		6.236	05/19/2014		2,794	28	38
	Put - OTC USD versus INR	INR	53.500	02/28/2014		1,058	16	1

MSX	Put - OTC USD versus BRL	BRL	1.956	02/13/2014		1,700	23	2

RYL	Call - OTC USD versus CNY	CNY	6.248	06/04/2014		900	11	4
	Put - OTC USD versus CNY		6.248	06/04/2014		900	11	14

84	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
UAG	Call - OTC USD versus CNY	CNY	6.400	01/14/2014	$	2,000	$8	$1
	Call - OTC USD versus CNY		6.410	02/26/2014		1,091	4	1
	Call - OTC USD versus CNY		6.386	04/09/2014		2,400	9	3
	Call - OTC USD versus CNY		6.248	06/04/2014		3,000	36	12
	Put - OTC USD versus CNY		6.248	06/04/2014		3,000	36	46
	Put - OTC USD versus RUB	RUB	30.000	02/13/2014		1,000	14	1

							$600	$246

Total Purchased Options							$3,239	$2,129

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	5.200%	07/29/2016	$	41,500	$(515)	$(397)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.920%	11/29/2013		9,500	(91)	(100)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500%	11/29/2013		7,700	(60)	(11)

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.500%	10/28/2013		44,600	(125)	(301)

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.530%	02/29/2016		11,100	(137)	(248)

RYL	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015		15,100	(287)	(526)

								$(1,215)	$(1,583)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
GLM	Put - OTC USD versus JPY	JPY	95.650	10/21/2013	$1,986	$(18)	$(5)
	Put - OTC USD versus JPY		95.800	10/22/2013	3,954	(35)	(11)
	Call - OTC USD versus JPY		104.050	10/22/2013	1,926	(18)	0
	Put - OTC USD versus JPY		95.500	10/25/2013	3,942	(35)	(12)
	Call - OTC USD versus JPY		103.900	10/25/2013	3,942	(38)	(2)

						$(144)	$(30)

Total Written Options						$(1,359)	$(1,613)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2013:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premiums
Balance at 03/31/2013	310	$117,600	EUR	34,900	$(865)
Sales	0	191,364		26,400	(1,270)
Closing Buys	(310)	(56,514)		(4,600)	242
Expirations	0	(54,000)		(56,700)	336
Exercised	0	(53,200)		0	198

Balance at 09/30/2013	0	$145,250	EUR	0	$(1,359)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2013 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	AT&T, Inc.	(1.000%	)	03/20/2017	0.436%	$ 300	$(2)	$(4)	$0	$(6)
	Australia & New Zealand Banking Group Ltd.	(1.000%	)	06/20/2018	0.996%	200	(2)	2	0	0
	Carnival Corp.	(1.000%	)	03/20/2016	0.328%	300	0	(5)	0	(5)
	Carnival Corp.	(1.000%	)	09/20/2017	0.635%	200	2	(5)	0	(3)
	Caterpillar, Inc.	(1.000%	)	09/20/2016	0.367%	600	(3)	(8)	0	(11)
	Costco Wholesale Corp.	(1.000%	)	03/20/2017	0.239%	600	(15)	(1)	0	(16)
	Costco Wholesale Corp.	(1.000%	)	03/20/2021	0.534%	300	(10)	0	0	(10)
	DDR Corp.	(1.000%	)	06/20/2016	0.564%	300	8	(12)	0	(4)
	DDR Corp.	(1.000%	)	09/20/2017	0.893%	600	26	(29)	0	(3)
	DDR Corp.	(1.000%	)	12/20/2017	0.949%	100	4	(4)	0	0
	FedEx Corp.	(1.000%	)	03/20/2021	1.066%	300	6	(5)	1	0
	Home Depot, Inc.	(1.000%	)	09/20/2016	0.156%	300	(6)	(2)	0	(8)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	85

Schedule of Investments PIMCO Unconstrained Tax Managed Bond Fund (Cont.)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2013 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Home Depot, Inc.	(1.000%	)	03/20/2021	0.562%	$ 300	$(1)	$(9)	$0	$(10)
	Kimco Realty Corp.	(1.000%	)	09/20/2017	0.703%	300	5	(9)	0	(4)
	Kohl’s Corp.	(1.000%	)	06/20/2016	0.461%	300	(3)	(1)	0	(4)
	Kroger Co.	(1.000%	)	12/20/2016	0.305%	600	(2)	(12)	0	(14)
	Limited Brands, Inc.	(1.000%	)	03/20/2017	1.092%	600	32	(30)	2	0
	Macy’s Retail Holdings, Inc.	(1.000%	)	03/20/2017	0.594%	2,200	15	(46)	0	(31)
	Macy’s Retail Holdings, Inc.	(1.000%	)	06/20/2017	0.660%	300	0	(4)	0	(4)
	Marriott International, Inc.	(1.000%	)	03/20/2016	0.250%	300	(2)	(4)	0	(6)
	Marriott International, Inc.	(1.000%	)	09/20/2016	0.319%	600	10	(23)	0	(13)
	Marriott International, Inc.	(1.000%	)	03/20/2017	0.399%	1,200	(5)	(20)	0	(25)
	Marriott International, Inc.	(1.000%	)	06/20/2017	0.446%	600	(5)	(7)	0	(12)
	Marriott International, Inc.	(1.000%	)	12/20/2017	0.522%	600	(2)	(10)	0	(12)
	Nordstrom, Inc.	(1.000%	)	09/20/2016	0.316%	100	0	(2)	0	(2)
	Nordstrom, Inc.	(1.000%	)	12/20/2017	0.517%	400	(3)	(5)	0	(8)
	Ryder System, Inc.	(1.000%	)	03/20/2016	0.335%	600	5	(15)	0	(10)
	Southwest Airlines Co.	(1.000%	)	03/20/2016	0.420%	300	4	(8)	0	(4)
	Standard Chartered PLC	(1.000%	)	06/20/2017	0.990%	EUR 100	3	(3)	0	0
	Sweden Government Bond	(0.250%	)	09/20/2021	0.342%	$ 900	17	(10)	7	0
	Target Corp.	(1.000%	)	09/20/2016	0.177%	300	(6)	(1)	0	(7)
	Target Corp.	(1.000%	)	03/20/2017	0.213%	1,500	(36)	(5)	0	(41)
	Target Corp.	(1.000%	)	06/20/2017	0.232%	300	(9)	0	0	(9)
	Target Corp.	(1.000%	)	09/20/2017	0.249%	500	(14)	(1)	0	(15)
	Wal-Mart Stores, Inc.	(1.000%	)	06/20/2017	0.165%	600	(19)	0	0	(19)
	Wal-Mart Stores, Inc.	(1.000%	)	03/20/2021	0.475%	300	(9)	(2)	0	(11)
	Wal-Mart Stores, Inc.	(1.000%	)	06/20/2021	0.490%	300	(7)	(4)	0	(11)
	Wells Fargo & Co.	(1.000%	)	09/20/2016	0.329%	400	4	(12)	0	(8)
	Wells Fargo & Co.	(1.000%	)	12/20/2016	0.350%	300	7	(13)	0	(6)

BPS	Alcoa, Inc.	(1.000%	)	06/20/2016	1.296%	300	8	(6)	2	0
	Carnival Corp.	(1.000%	)	09/20/2016	0.419%	200	1	(4)	0	(3)
	Carnival Corp.	(1.000%	)	09/20/2017	0.635%	300	(1)	(4)	0	(5)
	Lockheed Martin Corp.	(1.000%	)	09/20/2017	0.262%	100	(2)	(1)	0	(3)
	Newell Rubbermaid, Inc.	(1.000%	)	03/20/2018	0.553%	200	(2)	(2)	0	(4)
	Newell Rubbermaid, Inc.	(1.000%	)	06/20/2018	0.600%	200	(3)	0	0	(3)
	Ryder System, Inc.	(1.000%	)	09/20/2016	0.431%	300	2	(7)	0	(5)
	Sweden Government Bond	(0.250%	)	09/20/2021	0.342%	300	5	(3)	2	0
	Telefonaktiebolaget LM Ericsson	(1.000%	)	09/20/2017	0.686%	EUR 100	3	(5)	0	(2)
	United Parcel Service of America, Inc.	(1.000%	)	09/20/2017	0.168%	$ 100	(3)	0	0	(3)
	Weyerhaeuser Co.	(1.000%	)	06/20/2018	0.915%	100	0	0	0	0

BRC	E.I. du Pont de Nemours & Co.	(1.000%	)	03/20/2018	0.498%	300	(8)	2	0	(6)
	Halliburton Co.	(1.000%	)	09/20/2016	0.185%	300	(5)	(2)	0	(7)
	Lockheed Martin Corp.	(1.000%	)	03/20/2018	0.315%	300	(4)	(5)	0	(9)
	Newell Rubbermaid, Inc.	(1.000%	)	03/20/2018	0.553%	100	(1)	(1)	0	(2)
	Newell Rubbermaid, Inc.	(1.000%	)	06/20/2018	0.600%	100	(2)	0	0	(2)
	Nordstrom, Inc.	(1.000%	)	12/20/2017	0.517%	200	(1)	(3)	0	(4)
	Nordstrom, Inc.	(1.000%	)	03/20/2018	0.585%	100	(1)	(1)	0	(2)
	Omnicom Group, Inc.	(1.000%	)	03/20/2018	0.353%	100	(2)	(1)	0	(3)
	Qwest Corp.	(1.000%	)	03/20/2018	0.885%	200	(1)	0	0	(1)
	Raytheon Co.	(1.000%	)	03/20/2018	0.281%	300	(8)	(1)	0	(9)
	Sempra Energy	(1.100%	)	03/20/2014	0.064%	100	0	(1)	0	(1)
	Williams Cos., Inc.	(1.000%	)	09/20/2016	0.584%	300	7	(11)	0	(4)
	Yum! Brands, Inc.	(1.000%	)	12/20/2017	0.407%	600	(12)	(3)	0	(15)

CBK	Australia & New Zealand Banking Group Ltd.	(1.000%	)	06/20/2018	0.996%	1,000	(12)	12	0	0
	CVS Caremark Corp.	(1.000%	)	03/20/2018	0.315%	300	(9)	0	0	(9)
	Generali Finance B.V.	(1.000%	)	09/20/2016	1.692%	EUR 300	27	(19)	8	0
	Home Depot, Inc.	(1.000%	)	06/20/2021	0.579%	$ 300	(1)	(8)	0	(9)
	Lockheed Martin Corp.	(1.000%	)	06/20/2017	0.241%	200	(4)	(2)	0	(6)
	Lockheed Martin Corp.	(1.000%	)	09/20/2017	0.262%	100	(2)	(1)	0	(3)
	Norfolk Southern Corp.	(1.000%	)	09/20/2017	0.226%	300	(9)	0	0	(9)
	Rabobank Group	(1.000%	)	03/20/2017	0.663%	EUR 300	4	(9)	0	(5)
	Raytheon Co.	(1.000%	)	06/20/2017	0.220%	$ 300	(9)	1	0	(8)
	Standard Chartered PLC	(1.000%	)	06/20/2017	0.990%	EUR 200	7	(7)	0	0
	Turkey Government International Bond	(1.000%	)	03/20/2021	2.434%	$ 500	37	10	47	0

DUB	Arrow Electronics, Inc.	(1.000%	)	03/20/2017	0.640%	200	1	(3)	0	(2)
	BNP Paribas S.A.	(1.000%	)	03/20/2017	0.818%	EUR 300	14	(16)	0	(2)
	BNP Paribas S.A.	(1.000%	)	03/20/2018	1.084%	300	5	(4)	1	0
	General Electric Capital Corp.	(1.000%	)	09/20/2016	0.533%	$ 300	4	(8)	0	(4)
	Home Depot, Inc.	(1.000%	)	06/20/2017	0.217%	500	(14)	(1)	0	(15)
	Honeywell International, Inc.	(1.000%	)	09/20/2017	0.174%	300	(10)	0	0	(10)
	Limited Brands, Inc.	(1.000%	)	03/20/2017	1.092%	100	6	(5)	1	0

86	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2013 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Newell Rubbermaid, Inc.	(1.000%	)	06/20/2018	0.600%	$ 100	$(2)	$0	$0	$(2)
	Nordstrom, Inc.	(1.000%	)	12/20/2017	0.517%	600	(3)	(9)	0	(12)
	Northrop Grumman Systems Corp.	(1.000%	)	09/20/2017	0.246%	300	(8)	(1)	0	(9)
	Omnicom Group, Inc.	(1.000%	)	03/20/2018	0.353%	100	(2)	(1)	0	(3)
	Starwood Hotels & Resorts Worldwide, Inc.	(1.000%	)	03/20/2017	0.439%	200	1	(5)	0	(4)
	Wells Fargo & Co.	(1.000%	)	09/20/2016	0.329%	800	8	(25)	0	(17)
	Wells Fargo & Co.	(1.000%	)	12/20/2016	0.350%	300	7	(14)	0	(7)

FBF	COX Communications, Inc.	(1.000%	)	09/20/2017	0.861%	100	(2)	1	0	(1)
	COX Communications, Inc.	(1.000%	)	03/20/2018	1.005%	100	(3)	3	0	0
	Ericsson LM Telephone Co.	(1.000%	)	03/20/2018	0.778%	EUR 300	6	(10)	0	(4)
	Goodrich Corp.	(1.000%	)	09/20/2016	0.077%	$ 300	(7)	(1)	0	(8)
	Honeywell International, Inc.	(1.000%	)	09/20/2016	0.122%	300	(9)	1	0	(8)
	Ingersoll-Rand Co.	(1.000%	)	09/20/2016	0.112%	300	(9)	1	0	(8)
	Lockheed Martin Corp.	(1.000%	)	09/20/2016	0.173%	300	(9)	2	0	(7)
	Lockheed Martin Corp.	(1.000%	)	09/20/2017	0.262%	200	(3)	(3)	0	(6)
	Macy’s Retail Holdings, Inc.	(1.000%	)	12/20/2016	0.520%	100	1	(3)	0	(2)
	Macy’s Retail Holdings, Inc.	(1.000%	)	03/20/2017	0.594%	300	4	(9)	0	(5)
	Marriott International, Inc.	(1.000%	)	12/20/2017	0.522%	100	0	(2)	0	(2)
	McDonald’s Corp.	(1.000%	)	09/20/2017	0.137%	400	(14)	0	0	(14)
	Noble Corp.	(1.000%	)	03/20/2017	0.917%	200	0	(1)	0	(1)
	Nordstrom, Inc.	(1.000%	)	09/20/2016	0.316%	200	(1)	(4)	0	(5)
	Nordstrom, Inc.	(1.000%	)	12/20/2017	0.517%	100	(1)	(1)	0	(2)
	Raytheon Co.	(1.000%	)	09/20/2016	0.161%	300	(9)	1	0	(8)
	Starwood Hotels & Resorts Worldwide, Inc.	(1.000%	)	03/20/2017	0.439%	300	1	(7)	0	(6)
	Target Corp.	(1.000%	)	06/20/2017	0.232%	300	(9)	0	0	(9)
	Telefonaktiebolaget LM Ericsson	(1.000%	)	09/20/2017	0.686%	EUR 200	7	(10)	0	(3)
	Union Pacific Corp.	(1.000%	)	09/20/2016	0.136%	$ 300	(9)	1	0	(8)
	United Parcel Service of America, Inc.	(1.000%	)	09/20/2016	0.113%	300	(9)	1	0	(8)

GST	BNP Paribas S.A.	(1.000%	)	03/20/2018	1.084%	EUR 200	3	(2)	1	0
	Carnival Corp.	(1.000%	)	09/20/2016	0.419%	$ 300	2	(7)	0	(5)
	Carnival Corp.	(1.000%	)	03/20/2018	0.759%	600	(6)	(1)	0	(7)
	COX Communications, Inc.	(1.000%	)	09/20/2017	0.861%	200	(4)	3	0	(1)
	COX Communications, Inc.	(1.000%	)	03/20/2018	1.005%	100	(3)	3	0	0
	DDR Corp.	(1.000%	)	06/20/2016	0.564%	300	9	(12)	0	(3)
	DIRECTV Holdings LLC	(1.000%	)	03/20/2018	1.274%	200	5	(3)	2	0
	Ericsson LM Telephone Co.	(1.000%	)	03/20/2018	0.778%	EUR 200	4	(6)	0	(2)
	Home Depot, Inc.	(1.000%	)	12/20/2016	0.168%	$ 100	(2)	(1)	0	(3)
	Macy’s Retail Holdings, Inc.	(1.000%	)	06/20/2017	0.660%	300	2	(5)	0	(3)
	Marriott International, Inc.	(1.000%	)	09/20/2016	0.319%	100	2	(5)	0	(3)
	Marriott International, Inc.	(1.000%	)	09/20/2017	0.487%	300	3	(9)	0	(6)
	McDonald’s Corp.	(1.000%	)	09/20/2017	0.137%	300	(10)	0	0	(10)
	Newell Rubbermaid, Inc.	(1.000%	)	09/20/2017	0.468%	200	1	(5)	0	(4)
	Newell Rubbermaid, Inc.	(1.000%	)	03/20/2018	0.553%	100	(1)	(1)	0	(2)
	Qwest Corp.	(1.000%	)	03/20/2018	0.885%	200	0	(1)	0	(1)
	Standard Chartered PLC	(1.000%	)	06/20/2017	0.990%	EUR 200	7	(7)	0	0
	Stanley Black & Decker, Inc.	(1.000%	)	09/20/2017	0.436%	$ 200	(3)	(1)	0	(4)
	Starwood Hotels & Resorts Worldwide, Inc.	(1.000%	)	03/20/2016	0.272%	200	1	(5)	0	(4)
	Starwood Hotels & Resorts Worldwide, Inc.	(1.000%	)	03/20/2017	0.439%	100	1	(3)	0	(2)
	Target Corp.	(1.000%	)	03/20/2018	0.293%	300	(9)	0	0	(9)

JPM	BNP Paribas S.A.	(1.000%	)	06/20/2017	0.892%	EUR 400	42	(44)	0	(2)
	Kimco Realty Corp.	(1.000%	)	09/20/2017	0.703%	$ 200	3	(5)	0	(2)
	Lockheed Martin Corp.	(1.000%	)	06/20/2017	0.241%	400	(7)	(4)	0	(11)
	Northrop Grumman Systems Corp.	(1.000%	)	06/20/2017	0.227%	400	(13)	1	0	(12)
	Raytheon Co.	(1.000%	)	06/20/2017	0.220%	400	(13)	1	0	(12)
	Target Corp.	(1.000%	)	09/20/2016	0.177%	400	(9)	(1)	0	(10)
	United Parcel Service of America, Inc.	(1.000%	)	03/20/2021	0.429%	100	(3)	(1)	0	(4)

MYC	Alcoa, Inc.	(1.000%	)	06/20/2016	1.296%	200	5	(4)	1	0
	AT&T, Inc.	(1.000%	)	12/20/2016	0.371%	300	(3)	(4)	0	(7)
	BNP Paribas S.A.	(1.000%	)	03/20/2017	0.818%	EUR 300	13	(16)	0	(3)
	BNP Paribas S.A.	(1.000%	)	06/20/2017	0.892%	200	21	(22)	0	(1)
	COX Communications, Inc.	(1.000%	)	03/20/2018	1.005%	$ 200	(5)	5	0	0
	DIRECTV Holdings LLC	(1.000%	)	03/20/2018	1.274%	100	3	(2)	1	0
	General Electric Capital Corp.	(1.000%	)	09/20/2016	0.533%	900	13	(26)	0	(13)
	Home Depot, Inc.	(1.000%	)	03/20/2018	0.283%	300	(9)	0	0	(9)
	Kimco Realty Corp.	(1.000%	)	06/20/2016	0.537%	300	(1)	(3)	0	(4)
	Mondelez International, Inc.	(1.000%	)	03/20/2018	0.298%	300	(10)	0	0	(10)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	87

Schedule of Investments PIMCO Unconstrained Tax Managed Bond Fund (Cont.)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2013 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Ryder System, Inc.	(1.000%	)	09/20/2016	0.431%	$ 300	$2	$(7)	$0	$(5)
	Target Corp.	(1.000%	)	06/20/2016	0.159%	300	(7)	0	0	(7)
	Wells Fargo & Co.	(1.000%	)	12/20/2016	0.350%	400	10	(19)	0	(9)

SOG	Generali Finance B.V.	(1.000%	)	09/20/2016	1.692%	EUR 300	22	(14)	8	0

UAG	Marriott International, Inc.	(1.000%	)	03/20/2017	0.399%	$ 300	(2)	(4)	0	(6)
	Ryder System, Inc.	(1.000%	)	06/20/2016	0.388%	100	1	(3)	0	(2)
	Union Pacific Corp.	(1.000%	)	09/20/2017	0.206%	200	(6)	0	0	(6)

							$(33)	$(783)	$84	$(900)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2013 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Berkshire Hathaway Finance Corp.	1.000%	03/20/2023	1.256%	$ 100	$(4)	$2	$0	$(2)
	General Electric Capital Corp.	1.000%	09/20/2015	0.398%	100	1	0	1	0
	Safeway, Inc.	1.000%	12/20/2022	3.303%	100	(24)	7	0	(17)

CBK	China Government International Bond	1.000%	12/20/2016	0.486%	200	(10)	13	3	0

DUB	Ally Financial, Inc.	5.000%	12/20/2020	2.790%	600	26	54	80	0
	Berkshire Hathaway Finance Corp.	1.000%	09/20/2020	0.988%	500	(6)	7	1	0
	BP Capital Markets America, Inc.	5.000%	06/20/2015	0.269%	200	7	10	17	0
	General Electric Capital Corp.	1.000%	06/20/2014	0.188%	400	2	0	2	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.398%	200	2	0	2	0
	Goldman Sachs Group, Inc.	1.000%	06/20/2014	0.370%	700	3	0	3	0
	Goldman Sachs Group, Inc.	1.000%	09/20/2014	0.450%	700	4	0	4	0
	Morgan Stanley	1.000%	06/20/2014	0.396%	300	1	0	1	0

HUS	Russia Government International Bond	1.000%	09/20/2014	0.690%	100	0	0	0	0

						$2	$93	$114	$(19)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date		Notional Amount (4)	Premiums Paid	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
									Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	(0.110%	)	05/25/2046	$	276	$112	$(34)	$78	$0
	iTraxx Japan 16 5-Year Index	(1.000%	)	12/20/2016	JPY	30,000	16	(21)	0	(5)

BPS	iTraxx Europe Senior Financials 19 Index	(1.000%	)	06/20/2018	EUR	1,000	25	(5)	20	0

BRC	ABX.HE.AAA.7-1 Index	(0.090%	)	08/25/2037	$	88	46	(5)	41	0
	iTraxx Japan 16 5-Year Index	(1.000%	)	12/20/2016	JPY	10,000	5	(8)	0	(3)

DUB	iTraxx Europe Senior Financials 19 Index	(1.000%	)	06/20/2018	EUR	900	22	(4)	18	0

FBF	iTraxx Japan 16 5-Year Index	(1.000%	)	12/20/2016	JPY	20,000	10	(13)	0	(3)

GST	ABX.HE.AAA.7-1 Index	(0.090%	)	08/25/2037	$	265	136	(13)	123	0
	iTraxx Japan 16 5-Year Index	(1.000%	)	12/20/2016	JPY	20,000	10	(13)	0	(3)

JPM	ABX.HE.AAA.6-2 Index	(0.110%	)	05/25/2046	$	184	75	(24)	51	0

MYC	ABX.HE.AAA.6-2 Index	(0.110%	)	05/25/2046		92	37	(12)	25	0
	ABX.HE.AAA.7-1 Index	(0.090%	)	08/25/2037		441	227	(22)	205	0
	iTraxx Europe 15 Index 9-12%	(1.000%	)	06/20/2016	EUR	2,200	291	(294)	0	(3)
	iTraxx Europe Senior Financials 16 Index	(1.000%	)	12/20/2016		700	49	(39)	10	0
	iTraxx Europe Senior Financials 17 Index	(1.000%	)	06/20/2017		1,800	92	(64)	28	0

UAG	iTraxx Europe 9 10-Year Index 22-100%	(0.250%	)	06/20/2018		6,100	48	12	60	0

							$1,201	$(559)	$659	$(17)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value (5)
							Asset	Liability
MYC	iTraxx Europe 9 10-Year Index 22-100%	0.250%	06/20/2018	EUR 6,100	$(223)	$163	$0	$(60)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

88	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	7.585%	01/02/2015	BRL	30,200	$(63)	$(302)	$0	$(365)
	Pay	1-Year BRL-CDI	8.160%	01/02/2015		4,800	0	(40)	0	(40)
	Pay	1-Year BRL-CDI	8.440%	01/02/2015		5,100	15	(34)	0	(19)
	Pay	1-Year BRL-CDI	8.420%	01/02/2017		5,700	9	(157)	0	(148)
	Pay	1-Year BRL-CDI	8.600%	01/02/2017		8,200	(29)	(171)	0	(200)
	Pay	1-Year BRL-CDI	8.860%	01/02/2017		5,300	26	(125)	0	(99)
	Pay	1-Year BRL-CDI	10.410%	01/02/2017		3,100	0	(20)	0	(20)
	Pay	6-Month AUD-BBR-BBSW	4.000%	03/15/2023	AUD	400	2	(10)	0	(8)
	Pay	6-Month AUD-BBR-BBSW	4.250%	03/15/2023		400	2	(2)	0	0

BPS	Pay	1-Year BRL-CDI	8.485%	01/02/2017	BRL	400	0	(10)	0	(10)

BRC	Pay	6-Month AUD-BBR-BBSW	4.750%	03/15/2018	AUD	4,600	23	212	235	0

DUB	Pay	1-Year BRL-CDI	7.620%	01/02/2015	BRL	2,400	(5)	(24)	0	(29)
	Pay	1-Year BRL-CDI	8.430%	01/02/2015		1,600	10	(16)	0	(6)
	Pay	1-Year BRL-CDI	8.415%	01/02/2017		6,900	0	(178)	0	(178)
	Pay	1-Year BRL-CDI	8.600%	01/02/2017		6,300	(23)	(131)	0	(154)
	Pay	1-Year BRL-CDI	9.210%	01/02/2017		100	0	(2)	0	(2)

FBF	Pay	1-Year BRL-CDI	8.495%	01/02/2017		3,100	(1)	(78)	0	(79)
	Pay	6-Month AUD-BBR-BBSW	4.750%	03/15/2018	AUD	4,500	22	207	229	0

GLM	Pay	1-Year BRL-CDI	7.550%	01/02/2015	BRL	5,000	(12)	(50)	0	(62)
	Pay	1-Year BRL-CDI	8.150%	01/02/2015		4,600	0	(38)	0	(38)
	Pay	1-Year BRL-CDI	9.940%	01/02/2015		1,700	0	18	18	0
	Pay	1-Year BRL-CDI	8.720%	01/02/2017		6,400	(7)	(141)	0	(148)

HUS	Pay	1-Year BRL-CDI	8.075%	01/02/2015		5,900	11	(56)	0	(45)

JPM	Pay	1-Year BRL-CDI	7.890%	01/02/2015		400	0	(4)	0	(4)
	Pay	1-Year BRL-CDI	9.980%	01/02/2015		1,100	0	13	13	0
	Pay	1-Year BRL-CDI	9.010%	01/02/2017		3,800	37	(103)	0	(66)

MYC	Pay	1-Year BRL-CDI	7.795%	01/02/2015		8,800	(1)	(88)	0	(89)
	Pay	1-Year BRL-CDI	8.630%	01/02/2015		4,000	33	(41)	0	(8)
	Pay	1-Year BRL-CDI	9.930%	01/02/2015		15,600	11	157	168	0
	Pay	1-Year BRL-CDI	10.605%	01/02/2015		5,100	30	58	88	0
	Pay	1-Year BRL-CDI	8.630%	01/02/2017		2,400	0	(60)	0	(60)
	Pay	1-Year BRL-CDI	8.640%	01/02/2017		4,200	31	(122)	0	(91)
	Pay	1-Year BRL-CDI	9.140%	01/02/2017		1,900	0	(36)	0	(36)

RYL	Pay	6-Month AUD-BBR-BBSW	4.750%	03/15/2018	AUD	4,800	(15)	260	245	0

UAG	Pay	1-Year BRL-CDI	9.930%	01/02/2015	BRL	1,300	1	13	14	0
	Pay	6-Month AUD-BBR-BBSW	4.750%	12/14/2017	AUD	3,300	15	165	180	0
	Pay	6-Month AUD-BBR-BBSW	4.750%	12/15/2017		3,300	24	158	182	0

							$146	$(778)	$1,372	$(2,004)

Total Swap Agreements							$1,093	$(1,864)	$2,229	$(3,000)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	89

Schedule of Investments PIMCO Unconstrained Tax Managed Bond Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2013:

(j)	Securities with an aggregate market value of $2,297 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures (6)
BOA	$18	$89	$89	$196	$(282)	$0	$(1,275)	$(1,557)	$(1,361)	$1,210	$(151)
BPS	0	3	24	27	(25)	0	(38)	(63)	(36)	0	(36)
BRC	18	65	276	359	(22)	0	(68)	(90)	269	(300)	(31)
CBK	20	389	58	467	(419)	(508)	(49)	(976)	(509)	529	20
DUB	914	453	130	1,497	(187)	0	(456)	(643)	854	(1,040)	(186)
FBF	194	41	229	464	(71)	0	(197)	(268)	196	(260)	(64)
GLM	28	74	18	120	(47)	(331)	(248)	(626)	(506)	558	52
GST	0	0	126	126	0	0	(72)	(72)	54	(50)	4
HUS	17	80	0	97	(199)	0	(45)	(244)	(147)	0	(147)
JPM	25	139	64	228	(77)	0	(123)	(200)	28	0	28
MSC	242	0	0	242	(172)	0	0	(172)	70	(80)	(10)
MSX	0	2	0	2	0	0	0	0	2	(100)	(98)
MYC	0	192	526	718	0	(248)	(415)	(663)	55	(120)	(65)
RYL	0	538	245	783	0	(526)	0	(526)	257	(260)	(3)
SCX	20	0	0	20	(7)	0	0	(7)	13	0	13
SOG	0	0	8	8	0	0	0	0	8	0	8
UAG	6	64	436	506	0	0	(14)	(14)	492	(610)	(118)

Total Over the Counter	$1,502	$2,129	$2,229	$5,860	$(1,508)	$(1,613)	$(3,000)	$(6,121)

(6)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$10	$10
Swap Agreements	0	248	0	0	74	322

	$0	$248	$0	$0	$84	$332

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,502	$0	$1,502
Purchased Options	0	0	0	246	1,883	2,129
Swap Agreements	0	857	0	0	1,372	2,229

	$0	$857	$0	$1,748	$3,255	$5,860

	$0	$1,105	$0	$1,748	$3,339	$6,192

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$105	$105
Swap Agreements	0	0	0	0	195	195

	$0	$0	$0	$0	$300	$300

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,508	$0	$1,508
Written Options	0	0	0	30	1,583	1,613
Swap Agreements	0	996	0	0	2,004	3,000

	$0	$996	$0	$1,538	$3,587	$6,121

	$0	$996	$0	$1,538	$3,887	$6,421

90	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2013 (Unaudited)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(75)	$0	$0	$(75)
Written Options	0	0	25	0	0	25
Futures	0	0	16	0	(123)	(107)
Swap Agreements	0	(2,236)	0	0	636	(1,600)

	$0	$(2,236)	$(34)	$0	$513	$(1,757)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,227	$0	$2,227
Purchased Options	0	(129)	0	(20)	(1,085)	(1,234)
Written Options	0	151	0	37	(37)	151
Swap Agreements	0	(542)	0	0	514	(28)

	$0	$(520)	$0	$2,244	$(608)	$1,116

	$0	$(2,756)	$(34)	$2,244	$(95)	$(641)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$8	$0	$0	$8
Written Options	0	0	(12)	0	0	(12)
Futures	0	0	0	0	(758)	(758)
Swap Agreements	0	(1,293)	0	0	6,516	5,223

	$0	$(1,293)	$(4)	$0	$5,758	$4,461

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,178)	$0	$(1,178)
Purchased Options	0	31	0	(147)	1,048	932
Written Options	0	0	0	116	(608)	(492)
Swap Agreements	0	(201)	0	0	(2,251)	(2,452)

	$0	$(170)	$0	$(1,209)	$(1,811)	$(3,190)

	$0	$(1,463)	$(4)	$(1,209)	$3,947	$1,271

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Securities, at Value
Bank Loan Obligations	$0	$5,090	$0	$5,090
Corporate Bonds & Notes
Banking & Finance	0	7,575	292	7,867
Industrials	0	1,998	184	2,182
Utilities	0	10,738	0	10,738
Municipal Bonds & Notes
Alaska	0	4,587	0	4,587
Arizona	0	2,913	0	2,913
California	0	52,018	0	52,018
Colorado	0	23,434	0	23,434
Florida	0	23,821	0	23,821
Georgia	0	3,876	0	3,876
Illinois	0	6,082	0	6,082
Indiana	0	12,150	0	12,150
Iowa	0	1,824	0	1,824
Kansas	0	399	0	399
Maryland	0	901	0	901
Massachusetts	0	15,653	0	15,653
Michigan	0	3,278	0	3,278
Minnesota	0	1,219	0	1,219
Missouri	0	4,810	0	4,810
Nebraska	0	401	0	401
New Hampshire	0	5,000	0	5,000
New Jersey	0	18,339	0	18,339
New York	0	69,976	0	69,976

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
North Carolina	$0	$9,265	$0	$9,265
Ohio	0	30,161	0	30,161
Oklahoma	0	1,719	0	1,719
Oregon	0	583	0	583
Pennsylvania	0	17,298	0	17,298
Tennessee	0	505	0	505
Texas	0	41,724	0	41,724
Utah	0	8,000	0	8,000
Virginia	0	469	0	469
Washington	0	13,238	0	13,238
West Virginia	0	146	0	146
Wisconsin	0	1,066	0	1,066
U.S. Government Agencies	0	198	0	198
U.S. Treasury Obligations	0	29,058	0	29,058
Mortgage-Backed Securities	0	17,931	0	17,931
Asset-Backed Securities	0	31,860	0	31,860
Sovereign Issues	0	20,203	0	20,203
Short-Term Instruments
Repurchase Agreements	0	29,815	0	29,815
U.S. Treasury Bills	0	350	0	350

Total Investments	$0	$529,671	$476	$530,147

Short Sales, at Value
U.S. Government Agencies	$0	$(510)	$0	$(510)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	91

Schedule of Investments PIMCO Unconstrained Tax Managed Bond Fund (Cont.)

September 30, 2013 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$10	$322	$0	$332
Over the counter	0	5,858	2	5,860
	$10	$6,180	$2	$6,192

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(105)	$(195)	$0	$(300)
Over the counter	0	(6,121)	0	(6,121)
	$(105)	$(6,316)	$0	$(6,421)

Totals	$(95)	$529,025	$478	$529,408

There were no transfers between Level 1 and 2 during the period ended September 30, 2013.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2013:

Category and Subcategory	Beginning Balance at 03/31/2013	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2013 (1)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$322	$0	$(9)	$0	$0	$(21)	$0	$0	$292	$(21)
Industrials	219	0	(26)	0	0	(9)	0	0	184	(5)

	$541	$0	$(35)	$0	$0	$(30)	$0	$0	$476	$(26)

Financial Derivative Instruments - Assets
Over the counter	$5	$0	$0	$0	$0	$(3)	$0	$0	$2	$(3)

Totals	$546	$0	$(35)	$0	$0	$(33)	$0	$0	$478	$(29)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$292	Third Party Vendor	Broker Quote	100.25
Industrials	184	Third Party Vendor	Broker Quote	112.06

Financial Derivative Instruments - Assets
Over the counter	2	Indicative Market Quotation	Broker Quote	0.04

Total	$478

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

92	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Notes to Financial Statements

September 30, 2013 (Unaudited)

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class B, and Class C shares of ten funds (each a “Fund” and collectively the “Funds”) offered by the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statements of Operations. Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid and are included in net realized gain or loss on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period and are included in net change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies on the Statements of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	93

Notes to Financial Statements (Cont.)

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statements of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Schedule of Investments and the Principal Risks Note in the Notes to Financial Statements for additional details.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any

94	PIMCO TAX-EFFICIENT STRATEGY FUNDS

September 30, 2013 (Unaudited)

appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale).

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	95

Notes to Financial Statements (Cont.)

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value   When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Investments in privately held investment funds with significant restrictions on redemptions where the inputs of the NAVs are unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The

96	PIMCO TAX-EFFICIENT STRATEGY FUNDS

September 30, 2013 (Unaudited)

validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Loan Participations and Assignments  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions. Certain Funds may also enter into unfunded loan commitments, which are contractual obligations for future funding.

Unfunded loan commitments may include revolving credit facilities, which may obligate Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of September 30, 2013, the PIMCO Unconstrained Tax Managed Bond Fund had $2,298,249 in unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	97

Notes to Financial Statements (Cont.)

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at September 30, 2013 are disclosed in the Notes to Schedules of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage

Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment is made by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

(b) Investments in Affiliates

Each Fund may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory

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and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Funds. The table below shows the Fund’s transactions in and earnings from investments in the Central Funds for the period ended September 30, 2013 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Fund Name	Market Value 03/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 09/30/2013	Dividend Income	Net Capital Gain Distributions
PIMCO California Intermediate Municipal Bond Fund	$2,703	$91,523	$(83,400)	$(2)	$2	$10,826	$24	$0
PIMCO California Municipal Bond Fund	800	2,701	(3,100)	0	0	401	1	0
PIMCO California Short Duration Municipal Income Fund	13,504	69,234	(49,900)	(1)	2	32,839	34	0
PIMCO High Yield Municipal Bond Fund	20,005	126,936	(120,900)	(1)	2	26,042	36	0
PIMCO Municipal Bond Fund	43,012	327,686	(324,700)	(1)	(3)	45,994	86	0
PIMCO National Intermediate Municipal Bond Fund	800	11,903	(10,000)	0	0	2,703	3	0
PIMCO New York Municipal Bond Fund	5,402	28,918	(27,800)	(1)	1	6,520	18	0
PIMCO Short Duration Municipal Income Fund	62,916	152,576	(172,100)	4	(1)	43,395	76	0

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Each Fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A Fund may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

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Notes to Financial Statements (Cont.)

(d) Short Sales  Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write call and put options on securities and financial derivative instruments they own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included on the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current

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value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Credit Default Swaptions  Certain Funds may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  Certain Funds may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  Certain Funds may write or purchase foreign currency options. Purchasing foreign currency options gives a Fund the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Indices  Certain Funds may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns for a Fund or to hedge an existing position or future investment. The exercise for an Index Option will not include physical delivery of the underlier but will rather settle the amount of the difference between the settlement price of the underlier and the strike price directly into the Portfolio’s custody account.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”). OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

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Notes to Financial Statements (Cont.)

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate, sovereign or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

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The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equas the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of September 30, 2013 for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal

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Notes to Financial Statements (Cont.)

and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  A Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to a Funds. Variation margin, or changes in market value,

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September 30, 2013 (Unaudited)

are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA

Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Class P	Administrative Class	Class D	A, B and C Classes
PIMCO California Intermediate Municipal Bond Fund	0.225%	0.22%	0.32%	N/A	0.30%	0.30%
PIMCO California Municipal Bond Fund	0.21%	0.23%	0.33%	N/A	0.33%	0.33%
PIMCO California Short Duration Municipal Income Fund	0.18%	0.15%	0.25%	N/A	0.30%	0.30%
PIMCO High Yield Municipal Bond Fund	0.30%	0.25%	0.35%	N/A	0.30%	0.30%
PIMCO Municipal Bond Fund	0.20%	0.24%	0.34%	0.24%	0.30%	0.30%
PIMCO National Intermediate Municipal Bond Fund	0.22%	0.23%	0.33%	N/A	0.33%	0.33%
PIMCO New York Municipal Bond Fund	0.225%	0.22%	0.32%	N/A	0.30%	0.30%
PIMCO Short Duration Municipal Income Fund	0.18%	0.15%	0.25%	0.15%	0.30%	0.30%
PIMCO Tax Managed Real Return Fund	0.25%	0.20%	0.30%	N/A	0.35%	0.35%
PIMCO Unconstrained Tax Managed Bond Fund	0.40%	0.30%	0.40%	N/A	0.45%	0.45%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class B and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class B and Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for each of Class B and Class C shares, and in connection with personal services rendered to Class A, Class B and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class B and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	105

Notes to Financial Statements (Cont.)

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class B
All Funds	0.75%	0.25%
Class C
PIMCO California Short Duration Municipal Income and PIMCO Short Duration Municipal Income Funds	0.30%	0.25%
PIMCO Municipal Bond, PIMCO National Intermediate Municipal Bond and PIMCO Tax Managed Real Return Funds	0.50%	0.25%
All other Funds	0.75%	0.25%
	Distribution and/or Servicing Fee
Administrative Class
All Funds	0.25%
Class D
All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money Market Funds, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class B and Class C shares. For the period ended September 30, 2013, the Distributor received $12,437,269 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of the PIMCO Tax Managed Real Return Fund’s Supervisory and Administrative Fees in the Fund’s first fiscal year, to the extent that the payment of the Fund’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% (calculated as a percentage of the Fund’s average daily net assets attributable to each class).

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Fund’s annualized total portfolio operating expenses plus the amount reimbursed does not exceed the operating expense limitation. The recoverable amounts to PIMCO at September 30, 2013, were as follows (amounts in thousands):

Fund Name	Recoverable Amounts
PIMCO California Municipal Bond Fund	$37
PIMCO National Intermediate Municipal Bond Fund	31

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual

106	PIMCO TAX-EFFICIENT STRATEGY FUNDS

September 30, 2013 (Unaudited)

retainer of $15,000 and each other committee chair receives an additional annual retainer of $2,250.

These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended September 30, 2013, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO California Intermediate Municipal Bond Fund	$6,561	$9,012
PIMCO California Short Duration Municipal Income Fund	1,090	0
PIMCO High Yield Municipal Bond Fund	18,011	29,657
PIMCO Municipal Bond Fund	75,717	79,440

Fund Name	Purchases	Sales
PIMCO National Intermediate Municipal Bond Fund	$831	$807
PIMCO New York Municipal Bond Fund	11,906	14,251
PIMCO Short Duration Municipal Income Fund	6,793	0
PIMCO Tax Managed Real Return Fund	519	3,114
PIMCO Unconstrained Tax Managed Bond Fund	3,327	3,966

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2013, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO California Intermediate Municipal Bond Fund	$0	$0	$71,607	$112,505
PIMCO California Municipal Bond Fund	0	0	2,756	2,218
PIMCO California Short Duration Municipal Income Fund	0	0	45,419	64,415
PIMCO High Yield Municipal Bond Fund	0	0	68,002	159,903
PIMCO Municipal Bond Fund	0	0	353,259	476,452
PIMCO National Intermediate Municipal Bond Fund	0	0	8,605	6,532
PIMCO New York Municipal Bond Fund	0	0	13,526	33,587
PIMCO Short Duration Municipal Income Fund	0	0	68,721	87,479
PIMCO Tax Managed Real Return Fund	0	0	7,999	4,282
PIMCO Unconstrained Tax Managed Bond Fund	138,949	172,214	175,644	34,649

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	107

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	PIMCO California Intermediate Municipal Bond Fund				PIMCO California Municipal Bond Fund (1)
	Six Months Ended 09/30/2013		Year Ended 03/31/2013		Six Months Ended 09/30/2013		Period from 05/31/2012 to 03/31/2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1,017	$9,946	5,623	$55,614	21	$218	385	$3,871
Class P	276	2,688	1,027	10,093	0	0	13	133
Administrative Class	0	0	0	0	0	0	0	0
Class D	117	1,125	255	2,511	6	62	38	388
Class A	627	6,051	1,967	19,321	141	1,375	180	1,845
Class B	0	0	0	0	0	0	0	0
Class C	84	812	541	5,314	18	178	7	73
Issued as reinvestment of distributions
Institutional Class	90	868	154	1,516	4	41	7	75
Class P	8	82	16	154	0	1	0	1
Administrative Class	0	0	0	0	0	0	0	0
Class D	5	47	11	107	0	3	0	4
Class A	43	419	136	1,337	2	12	2	19
Class B	0	0	0	0	0	0	0	0
Class C	5	53	16	161	0	0	0	1
Cost of shares redeemed
Institutional Class	(2,381)	(22,995)	(1,390)	(13,675)	(28)	(268)	(7)	(81)
Class P	(613)	(5,909)	(324)	(3,182)	0	0	0	0
Administrative Class	0	0	0	0	0	0	0	0
Class D	(176)	(1,701)	(229)	(2,238)	(5)	(52)	(3)	(35)
Class A	(1,874)	(18,267)	(2,021)	(19,887)	(145)	(1,423)	(10)	(101)
Class B	0	0	0	0	0	0	0	0
Class C	(401)	(3,847)	(273)	(2,687)	(10)	(102)	0	0
Net increase (decrease) resulting from Fund share transactions	(3,173)	$(30,628)	5,509	$54,459	4	$45	612	$6,193

108	PIMCO TAX-EFFICIENT STRATEGY FUNDS

September 30, 2013 (Unaudited)

PIMCO California Short Duration Municipal Income Fund				PIMCO High Yield Municipal Bond Fund				PIMCO Municipal Bond Fund
Six Months Ended 09/30/2013		Year Ended 03/31/2013		Six Months Ended 09/30/2013		Year Ended 03/31/2013		Six Months Ended 09/30/2013		Year Ended 03/31/2013
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

1,083	$10,757	3,198	$31,963	2,472	$21,214	25,399	$222,835	2,157	$20,160	8,976	$87,205
2,263	22,477	1,781	17,796	880	7,474	3,470	30,138	2,092	19,457	7,490	72,240
0	0	0	0	0	0	0	0	21	202	63	603
18	178	412	4,113	797	6,653	6,761	59,439	342	3,203	2,528	24,478
2,496	24,805	6,505	65,076	2,415	20,372	12,466	108,464	3,312	31,338	12,298	118,622
0	0	0	0	0	0	0	0	0	0	16	153
151	1,504	112	1,128	872	7,393	3,187	27,800	978	9,123	4,711	45,482

27	270	68	686	206	1,737	647	5,687	214	1,992	419	4,040
6	60	14	138	16	140	42	360	121	1,130	206	1,992
0	0	0	0	0	0	0	0	1	11	2	17
2	20	4	42	68	576	162	1,419	21	195	61	588
27	266	95	948	333	2,803	696	6,088	390	3,631	754	7,278
0	0	0	0	0	0	0	0	1	6	2	18
0	3	1	9	100	839	167	1,463	134	1,243	236	2,280

(1,081)	(10,748)	(4,208)	(42,093)	(5,505)	(46,471)	(28,533)	(252,327)	(3,090)	(28,312)	(8,107)	(78,459)
(1,499)	(14,919)	(1,835)	(18,344)	(761)	(6,314)	(1,500)	(13,241)	(4,254)	(39,274)	(2,546)	(24,752)
0	0	0	0	0	0	0	0	(81)	(739)	(20)	(188)
(84)	(837)	(148)	(1,477)	(2,846)	(23,975)	(6,019)	(53,118)	(1,184)	(11,186)	(2,331)	(22,607)
(3,177)	(31,611)	(9,740)	(97,328)	(7,300)	(61,289)	(10,226)	(90,057)	(9,589)	(88,720)	(7,705)	(74,479)
0	0	0	0	0	0	0	0	(19)	(174)	(89)	(856)
(66)	(656)	(147)	(1,475)	(1,983)	(16,634)	(1,390)	(12,257)	(2,846)	(26,144)	(1,936)	(18,809)
166	$1,569	(3,888)	$(38,818)	(10,236)	$(85,482)	5,329	$42,693	(11,279)	$(102,858)	15,028	$144,846

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	109

Notes to Financial Statements (Cont.)

	PIMCO National Intermediate Municipal Bond Fund (2)				PIMCO New York Municipal Bond Fund
	Six Months Ended 09/30/2013		Period from 05/31/2012 to 03/31/2013		Six Months Ended 09/30/2013		Year Ended 03/31/2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	5	$59	433	$4,368	260	$2,879	1,138	$12,904
Class P	568	5,810	105	1,086	64	698	304	3,457
Administrative Class	0	0	0	0	0	0	0	0
Class D	90	937	87	890	100	1,110	229	2,576
Class A	202	2,053	1,051	10,910	240	2,667	1,308	14,823
Class B	0	0	0	0	0	0	0	0
Class C	197	1,936	148	1,536	237	2,587	345	3,906
Issued as reinvestment of distributions
Institutional Class	3	28	4	44	109	1,199	229	2,597
Class P	3	34	0	5	5	60	9	105
Administrative Class	0	0	0	0	0	0	0	0
Class D	0	4	0	3	25	279	55	624
Class A	7	65	3	31	70	762	128	1,451
Class B	0	0	0	0	0	0	0	0
Class C	1	8	0	4	10	113	16	182
Cost of shares redeemed
Institutional Class	(16)	(167)	(97)	(998)	(1,148)	(12,532)	(1,638)	(18,627)
Class P	(43)	(427)	(1)	(19)	(142)	(1,554)	(86)	(985)
Administrative Class	0	0	0	0	0	0	0	0
Class D	(64)	(634)	(70)	(728)	(472)	(5,164)	(439)	(4,972)
Class A	(247)	(2,472)	(13)	(140)	(1,031)	(11,227)	(971)	(10,988)
Class B	0	0	0	0	0	0	0	0
Class C	(16)	(163)	(1)	(16)	(189)	(2,035)	(152)	(1,722)
Net increase (decrease) resulting from Fund share transactions	690	$7,071	1,649	$16,976	(1,862)	$(20,158)	475	$5,331

110	PIMCO TAX-EFFICIENT STRATEGY FUNDS

September 30, 2013 (Unaudited)

PIMCO Short Duration Municipal Income Fund				PIMCO Tax Managed Real Return Fund				PIMCO Unconstrained Tax Managed Bond Fund (3)
Six Months Ended 09/30/2013		Year Ended 03/31/2013		Six Months Ended 09/30/2013		Year Ended 03/31/2013		Six Months Ended 09/30/2013		Year Ended 03/31/2013
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

3,780	$31,990	14,853	$126,227	1,408	$14,856	1,745	$19,210	10,026	$107,139	13,448	$145,151
1,914	16,169	3,958	33,643	50	537	122	1,342	5,599	59,822	4,184	44,988
0	0	50	431	0	0	0	0	0	0	0	0
1,516	12,885	906	7,691	60	645	275	3,015	805	8,624	1,694	18,326
7,469	63,219	15,769	134,077	77	820	355	3,896	1,354	14,585	1,729	18,629
0	0	0	0	0	0	0	0	0	0	0	0
700	5,932	414	3,516	40	428	93	1,020	376	4,038	353	3,823

48	409	211	1,796	40	418	110	1,209	101	1,087	274	2,934
8	68	13	110	1	13	5	50	19	201	46	492
0	0	2	13	0	0	0	0	0	0	0	0
3	22	4	31	3	31	8	91	7	76	24	259
44	367	126	1,073	4	47	20	218	8	90	39	420
0	0	0	0	0	0	0	0	0	0	0	0
1	7	6	53	1	12	5	57	0	5	9	96

(6,280)	(53,213)	(22,116)	(187,896)	(935)	(9,873)	(2,884)	(31,735)	(1,854)	(19,861)	(4,380)	(47,195)
(1,715)	(14,549)	(1,142)	(9,700)	(114)	(1,206)	(99)	(1,095)	(2,129)	(22,665)	(1,594)	(17,180)
0	0	(496)	(4,215)	0	0	0	0	0	0	0	0
(523)	(4,427)	(822)	(6,983)	(166)	(1,732)	(182)	(1,998)	(664)	(7,083)	(582)	(6,259)
(7,286)	(61,660)	(10,487)	(89,153)	(293)	(3,085)	(561)	(6,177)	(1,083)	(11,542)	(2,552)	(27,136)
0	0	0	0	0	0	0	0	0	0	0	0
(669)	(5,658)	(710)	(6,035)	(65)	(690)	(100)	(1,096)	(193)	(2,066)	(568)	(6,084)
(990)	$(8,439)	539	$4,679	111	$1,221	(1,088)	$(11,993)	12,372	$132,450	12,124	$131,264

(1)	As of September 30, 2013, one shareholder owned 10% or more of the total Fund’s outstanding shares comprising 51% of the Fund, and the shareholder is a related party of the Fund.*
(2)	As of September 30, 2013, one shareholder owned 10% or more of the total Fund’s outstanding shares comprising 13% of the Fund, and the shareholder is a related party of the Fund.*
(3)	As of September 30, 2013, one shareholder owned 10% or more of the total Fund’s outstanding shares comprising 21% of the Fund.
*	Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with U.S. GAAP, the Investment Adviser has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2013, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2010-2012, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	111

Notes to Financial Statements (Cont.)

September 30, 2013 (Unaudited)

As of September 30, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Fund Name	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
PIMCO California Intermediate Municipal Bond Fund	$147,100	$3,808	$(1,807)	$2,001
PIMCO California Municipal Bond Fund	6,136	20	(235)	(215)
PIMCO California Short Duration Municipal Income Fund	222,377	1,407	(447)	960
PIMCO High Yield Municipal Bond Fund	303,387	9,737	(17,056)	(7,319)
PIMCO Municipal Bond Fund	542,620	15,001	(1,771)	13,230
PIMCO National Intermediate Municipal Bond Fund	23,703	24	(910)	(886)
PIMCO New York Municipal Bond Fund	135,996	7,062	(1,013)	6,049
PIMCO Short Duration Municipal Income Fund	364,182	1,362	(740)	622
PIMCO Tax Managed Real Return Fund	63,322	1,558	(371)	1,187
PIMCO Unconstrained Tax Managed Bond Fund	515,460	19,185	(4,498)	14,687

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals.

112	PIMCO TAX-EFFICIENT STRATEGY FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FBF	Credit Suisse International	MSX	Morgan Stanley Capital Group, Inc.
BOA	Bank of America N.A.	FOB	Credit Suisse Securities (USA) LLC	MYC	Morgan Stanley Capital Services, Inc.
BOM	Bank of Montreal	GLM	Goldman Sachs Bank USA	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SOG	Societe Generale
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	RUB	Russian Ruble
BRL	Brazilian Real	HUF	Hungarian Forint	SEK	Swedish Krona
CAD	Canadian Dollar	JPY	Japanese Yen	TRY	Turkish New Lira
CNY	Chinese Renminbi	MXN	Mexican Peso	USD	United States Dollar
EUR	Euro	NZD	New Zealand Dollar

Exchange Abbreviations:
OTC	Over-the-Counter

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.IG	Credit Derivatives Index - Investment Grade	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index
CDX.HY	Credit Derivatives Index - High Yield

Municipal Bond or Agency Abbreviations:
AGC	Assured Guaranty Corp.	FGIC	Financial Guaranty Insurance Co.	GTD	Guaranteed
AGM	Assured Guaranty Municipal	FHA	Federal Housing Administration	IBC	Insured Bond Certificate
AMBAC	American Municipal Bond Assurance Corp.	FHLMC	Federal Home Loan Mortgage Corp.	NPFGC	National Public Finance Guarantee Corp.
BHAC	Berkshire Hathaway Assurance Corporation	FNMA	Federal National Mortgage Association	PSF	Public School Fund
CM	California Mortgage Insurance	GNMA	Government National Mortgage Association	SGI	Syncora Guarantee, Inc.
CR	Custodial Receipts

Other Abbreviations:
BABs	Build America Bonds	CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	M-S-R	Mechanical Systems Review
BBSW	Bank Bill Swap Reference Rate

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	113

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Sub-Advisory Agreements

At a meeting held on August 12-13, 2013, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including all of the independent Trustees, approved the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s series (the “Funds”) for an additional one-year term through August 31, 2014. The Board also considered and approved for an additional one-year term through August 31, 2014, the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Funds. The Board also considered and approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“RALLC”), on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, for an additional one-year term through August 31, 2014; and (ii) Sub-Advisory Agreements (the “Sub-Advisory Agreements”) with RALLC, on behalf of PIMCO EM Fundamental IndexPLUS® AR Strategy Fund, PIMCO Fundamental Advantage Absolute Return Strategy Fund, PIMCO Fundamental IndexPLUS® AR Fund, PIMCO International Fundamental IndexPLUS® AR Strategy Fund, PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund and PIMCO Worldwide Fundamental Advantage AR Strategy Fund, each a series of the Trust, for an additional one-year term through August 31, 2014.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Funds’ investment performance and a significant amount of information relating to fund operations, including the Funds’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Funds, and, if available, information about the fees charged and services provided to other clients with similar investment mandates as the Funds. The

Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process  In connection with the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 12-13, 2013 meeting. The independent Trustees also met with counsel to the Trust on August 2, 2013 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to fund profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel

114	PIMCO TAX-EFFICIENT STRATEGY FUNDS

(Unaudited)

and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders; and its attention to matters that may involve conflicts of interest between the Funds’ investments and those of other accounts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time, including the PIMCO All Asset suite, the PIMCO CommodityRealReturn Strategy Fund®, the PIMCO Emerging Markets Corporate Bond Fund, the PIMCO Global Advantage® Strategy Bond Fund, the PIMCO Global Multi-Asset Fund, the PIMCO RealRetirement® Funds, the PIMCO Real Return Fund and the PIMCO Unconstrained Bond Fund.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Funds do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only the counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2012, including, but not limited to, undertaking significant technology and outsourcing initiatives, expanding the quality management system for processes/activities, implementing a new relationship management model with key intermediaries, enhancing the Funds’ recordkeeping system to comply with Internal Revenue Service cost basis reporting requirements, transitioning to a proprietary platform for shareholder cash flow reporting, continuing to refine the “Pricing Portal” to streamline and automate certain pricing functions, continuing to migrate shareholder confirmation and statement creation and mailing to Broadridge Investor Connection Solutions, Inc., streamlining processes to enable earlier daily net asset value delivery to major intermediary clients and to enhance transparency in the pricing process, working with PricewaterhouseCoopers LLP to analyze the impact of the Foreign Account Tax Compliance Act, and engaging in extensive preparation and testing of business continuity capabilities to respond quickly in the event of a crisis.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by RALLC to the PIMCO EM Fundamental IndexPLUS® AR Strategy Fund, PIMCO Fundamental Advantage Absolute Return Strategy Fund, PIMCO Fundamental IndexPLUS® AR Fund, PIMCO International Fundamental IndexPLUS® AR Strategy Fund, PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund and PIMCO Worldwide Fundamental Advantage AR Strategy Fund. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreement and Sub-Advisory Agreements are likely to benefit the Funds and their shareholders.

(b) Other Services  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Funds under the Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	115

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Sub-Advisory Agreements (Cont.)

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Funds’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2013 and other performance data, as available, for the period ended June 30, 2013 (the “PIMCO Report”) and from Lipper concerning the Funds’ one-, three-, five-, ten- and fifteen-year performance, as available, for the periods ended May 31, 2013 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 12-13, 2013 meeting. The Trustees noted that the assets of the Funds continued to grow and that a majority of the Funds outperformed the Lipper medians over the three-year and longer periods ended May 31, 2013. The Board noted that, as of May 31, 2013, the Institutional Class of 66%, 79% and 72% of the Funds outperformed its Lipper category median over the three-year, five-year and ten-year period, respectively. The Trustees considered that other classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Funds may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the funds’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Funds offer (i.e., Funds may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Funds and their so-called peers may be inexact.

The Board noted that, of the Funds with at least five years of performance history, 93% of the PIMCO Funds’ assets (based on Institutional Class Performance) have outperformed the relative benchmark indexes on a net-of-fees basis over the five-year period ended May 31, 2013. The Board also noted that, according to Lipper, the Funds generally performed well versus competitors during the short- and long-term, but that certain Funds had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered PIMCO’s proposal to reduce the advisory fees and supervisory and administrative fees for certain Funds effective October 1, 2013, and historic fee reductions, including the supervisory and administrative fee reductions that took effect in May 2011.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, while providing premium investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Fund returns to current and potential investors. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers reductions where appropriate, and noted in particular, the proposed reductions in the advisory fees and supervisory and administrative fees for certain Funds effective October 1, 2013. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

116	PIMCO TAX-EFFICIENT STRATEGY FUNDS

(Unaudited)

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds.

The Board also reviewed data comparing the Funds’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Funds were equal to or lower than PIMCO standard separate account fee rates in 34 out of 48 strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Funds, the size of the assets under management with PIMCO, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. In considering the fees paid by the Funds, the Board also noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same fee rates as institutional investors in the Funds.

The Board also considered the Funds’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Funds’ business has become increasingly complex and the number of Funds has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare PIMCO Funds’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Funds. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. The Board noted that several Funds launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Funds’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying Funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying Funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Fund fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels even if the Funds’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Fund, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated and PIMCO’s view of the relationship

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	117

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Sub-Advisory Agreements (Cont.)

(Unaudited)

of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Fund’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Funds and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Fund’s operating costs rise. The Board reviewed the history of the Funds’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Fund at specified levels for a period of time to make the Funds attractive to an institutional shareholder base. The Board noted that additional Funds and share classes have been launched on that institutional platform, which has meant that, overall, the Funds have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Funds had been set competitively, had been reduced for some Funds over time including the proposed reductions for certain Funds, had been held steady for most Funds as assets grew and continued to be competitive compared with peers. The Trustees noted that the absence of breakpoints in the Funds’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. The Trustees noted that the benefits of the unified fee were apparent during the recent financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets.

The Board concluded that the Funds’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Funds, to the benefit of Fund shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Funds. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Funds and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Funds’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and RALLC favored the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreements. The Board concluded that the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreement and the Sub-Advisory Agreements, and that the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreements was in the best interests of the Funds and their shareholders.

118	PIMCO TAX-EFFICIENT STRATEGY FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class B, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

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PF4009SAR_093013

Your Global Investment Authority

PIMCO Funds

Semiannual Report

September 30, 2013

Private Account Portfolio Series

PIMCO Asset-Backed Securities Portfolio

PIMCO Developing Local Markets Portfolio

PIMCO Emerging Markets Portfolio

PIMCO FX Strategies Portfolio

PIMCO High Yield Portfolio

PIMCO Investment Grade Corporate Portfolio

PIMCO Long Duration Corporate Bond Portfolio

PIMCO Low Duration Portfolio

PIMCO Moderate Duration Portfolio

PIMCO Mortgage Portfolio

PIMCO Municipal Sector Portfolio

PIMCO Real Return Portfolio

PIMCO Senior Floating Rate Portfolio

PIMCO Short-Term Portfolio

PIMCO Short-Term Floating NAV Portfolio

PIMCO Short-Term Floating NAV Portfolio II

PIMCO U.S. Government Sector Portfolio

PIMCO International Portfolio

PIMCO Short-Term Floating NAV Portfolio III

		Page

Chairman’s Letter		2
Important Information About the Portfolios		4
Expense Examples		24
Benchmark Descriptions		26
Financial Highlights		28
Statements of Assets and Liabilities		34
Consolidated Statements of Assets and Liabilities		36
Statements of Operations		37
Consolidated Statements of Operations		40
Statements of Changes in Net Assets		41
Consolidated Statements of Changes in Net Assets		45
Statements of Cash Flows		46
Notes to Financial Statements		190
Glossary		211
Approval of Renewal of the Amended and Restated Investment Advisory Contract and Second Amended and Restated Supervision and Administration Agreement		212

Portfolio	Portfolio Summary	Schedule of Investments

PIMCO Asset-Backed Securities Portfolio	5	47
PIMCO Developing Local Markets Portfolio	6	58
PIMCO Emerging Markets Portfolio	7	62
PIMCO FX Strategies Portfolio	8	70
PIMCO High Yield Portfolio	9	75
PIMCO Investment Grade Corporate Portfolio	10	86
PIMCO Long Duration Corporate Bond Portfolio	11	96
PIMCO Low Duration Portfolio	12	117
PIMCO Moderate Duration Portfolio	13	121
PIMCO Mortgage Portfolio	14	126
PIMCO Municipal Sector Portfolio	15	137
PIMCO Real Return Portfolio	16	140
PIMCO Senior Floating Rate Portfolio	17	146
PIMCO Short-Term Portfolio	18	150
PIMCO Short-Term Floating NAV Portfolio	19	160
PIMCO Short-Term Floating NAV Portfolio II	20	164
PIMCO U.S. Government Sector Portfolio	21	169
PIMCO International Portfolio	22	175
PIMCO Short-Term Floating NAV Portfolio III	23	182

Chairman’s Letter

Dear Shareholder,

Over the past six months, investors witnessed periods of heightened market volatility brought on by uncertainty around monetary and fiscal policy, geopolitical concerns in Egypt and Syria, and a slower than-historically expected rebound in the global economy.

In particular, beginning in late May conditions in financial markets deteriorated rapidly as investors reacted to signals by the Federal Reserve (“Fed”) that it might begin to slow its quantitative easing (QE3) asset purchases. Fed Chairman Ben Bernanke outlined a plan for eventually tapering purchases of U.S. Treasuries and mortgage-backed securities (“MBS”) as the U.S. economy begins to meet certain growth targets. This shift in tone in late May spooked investors, and fueled a broad-based sell-off in fixed income assets through June and again in early September, raising prices for market liquidity and sending yields higher across the risk spectrum.

However, the volatility led to a policy clarification in mid-September. While markets had already begun pricing in a “taper lite,” the Fed surprised most investors when it announced that not only would no tapering occur for now, but also that it had broadened its unemployment and inflation targets. The decision to maintain its $85 billion monthly purchases was believed to reflect the sluggishness of the U.S. economic recovery and continued concerns about fiscal uncertainty in Washington. It also highlighted the unprecedented dependence of asset prices on central bank policy in the absence of strong economic fundamentals. The Fed’s tempered economic outlook and decision to hold off any tapering for the time being, while maintaining the Federal Funds Rate within a narrow range of 0-25 basis points, helped to stabilize bond prices.

Towards the end of the reporting period and into October, investors were kept on edge by the uncertain fiscal policy landscape—namely the partial shutdown of the U.S. government that began during the first week of October, the ongoing debt ceiling negotiations between the White House and Congress, and confirmation proceedings for the next Fed Chairman. Investors were relieved by the last-minute deal announced on October 17 that reached an agreement to reopen the U.S. government and raise the debt ceiling. However, political rancor and dysfunction in Washington is likely to contribute to further volatility in the financial markets.

Although markets have stabilized somewhat and bond yields have generally moved lower from the highs reached in early September, the need for vigilance has increased. The global markets and economy remain uncertain, with potential for added instability from fiscal mishaps in Washington or geopolitical events such as those in Egypt and Syria.

Included below are highlights of the financial markets during our six-month reporting period:

■

U.S. Treasuries generally underperformed most other developed sovereign bond markets on a hedged basis during the reporting period. The threat of a reduction in the Fed’s asset purchase program (QE3) weighed on U.S. Treasuries through much of the summer, when the 10-year U.S. Treasury yield reached a high of 3.00% in September. U.S. Treasury yields subsequently fell in mid-September due to lower-than-expected job growth, among other sluggish economic indicators, and the Fed’s decision not to taper its asset purchase program. The yield on the benchmark 10-year U.S. Treasury note was 2.61% at the end of the reporting period, compared with 1.85% on March 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, declined 1.77% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) declined 6.40%, as represented by the Barclays U.S. TIPS Index. Real rates backed up beginning in late May amid the Fed’s comments that it would begin to scale down monthly asset purchases by the end of the year if the economy grows as expected. In addition, technical factors further pressured the U.S. TIPS market, causing U.S. TIPS to underperform nominal U.S. Treasuries. Real rate volatility subsided towards the end of the reporting period in response to the Fed’s September announcement to postpone tapering and as technicals improved. Diversified commodities posted negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 7.52%.

2	PRIVATE ACCOUNT PORTFOLIO SERIES

■

Agency mortgage-backed securities outperformed like-duration U.S. Treasuries amid a general stabilization in interest rates and the Fed’s surprising decision not to taper towards the end of the reporting period. The Fed’s active participation in the MBS sector continued to drive differentiation in performance between coupons. As a result, mid-range coupons were notable outperformers relative to like-duration U.S. Treasuries. These “Fed-supported” origination coupons benefited from the Fed’s decision not to taper, as well as increased demand from real estate investment trusts (“REITs”) and money managers. Prices for non-Agency mortgages rose, particularly those with lower quality collateral. Commercial MBS also outperformed due to an increase in risk appetite on the back of continued accommodative monetary policies.

■

The U.S. investment grade credit market outperformed like-duration U.S. Treasuries as spreads tightened amid improving growth fundamentals in the U.S. and Europe. In terms of relative performance, the financial sector outperformed non-financials as balance sheets and profits continued to improve. The high yield sector also posted strong absolute returns, outperforming most other fixed income sectors driven by investor demand for higher yielding assets with lower duration (or sensitivity to changes in market interest rates) alongside concerns for rising interest rates.

■

Municipal bonds, both tax-exempt and taxable, posted negative absolute returns as municipal yields moved higher. Rising interest rate concerns associated with the possibility of Fed tapering, along with harmful headlines about municipal bonds issued by Detroit and Puerto Rico, drove market weakness during the period. Longer duration and lower quality municipal bonds underperformed the general municipal bond market, with new issue volume declining as issuers remained on the sidelines due to concern over a potential rising interest rate environment.

■

Emerging market (“EM”) fixed income assets underperformed U.S. Treasuries as speculation regarding Fed tapering and the implication of slower growth in China weighed on EM fixed income assets, both external and local, despite a September rally after the Fed decided against immediate tapering.

■

Despite a generally volatile period for equities globally, U.S. equities returned 8.31%, as measured by the S&P 500 Index, and global equities, as represented by the MSCI World Index, returned 8.87%. However, emerging market equities, as measured by the MSCI Emerging Markets Index, declined 2.78%.

On the following pages of this Semiannual Report for the Private Account Portfolio Series (the “Portfolios”), the separate portfolios of the PIMCO Funds, please find specific details as to each Portfolio’s investment performance and a discussion of those factors that most affected performance.

Thank you again for the trust you have placed in us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Portfolios investments, please contact your account manager.

Sincerely, Brent R. Harris Chairman of the Board and President PIMCO Funds October 23, 2013

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	3

Important Information About the Portfolios

We believe that bond portfolios have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond portfolios, and fixed-income securities held by a Portfolio are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a Portfolio.

Bond portfolios and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolios may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: senior debt risk, interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, California state-specific risk, New York state-specific risk, municipal project-specific risk and short sale risk. A complete description of these and other risks is contained in each Portfolio’s offering memorandum. The use of derivatives may subject the Portfolios to greater volatility than investments in traditional securities. The Portfolios may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a portfolio could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Portfolio. For example, a small investment in a derivative instrument may have a significant impact on a Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. A Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. A Portfolio may invest a significant portion of its assets in these types of instruments. If it does, a Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. A non-diversified portfolio may have additional risk and volatility compared to a diversified portfolio. Shareholders of a municipal bond portfolio will, at times, incur a tax liability, as income from such a portfolio may be subject to state and local taxes and, where applicable, the alternative minimum tax. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

On each individual Portfolio Summary page in this Semiannual Report (“Shareholder Report”), the Average Annual Total Return Investment Performance table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Portfolio distributions or (ii) the redemption of Portfolio shares. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 at the end of the month that the Portfolio commenced operations. Each Portfolio measures its performance against a broad-based securities market index (“benchmark index”). Each benchmark index does not take into account fees, expenses or taxes.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolios.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolios. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Portfolio, and information about how each Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling (800) 927-4648 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Portfolio’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolios’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling (800) 927-4648. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Daily updates on the net asset value of a Portfolio may be obtained by calling 888.87.PIMCO.

4	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Asset-Backed Securities Portfolio

Cumulative Returns Through September 30, 2013

Allocation Breakdown‡

Mortgage-Backed Securities	44.6%
Asset-Backed Securities	30.0%
U.S. Treasury Obligations	16.8%
U.S. Government Agencies	6.5%
Short-Term Instruments	0.1%
Other	2.0%
‡	% of Total Investments as of 09/30/13

Average Annual Total Return for the period ended September 30, 2013
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (10/31/00)
PIMCO Asset-Backed Securities Portfolio	2.01%	9.14%	12.07%	7.83%	8.15%
Citigroup 3-Month Treasury Bill Index	0.03%	0.07%	0.15%	1.61%	1.84%
Barclays Asset-Backed Securities Index	-0.64%	-0.38%	5.91%	3.49%	4.66%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO Asset-Backed Securities Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of asset-backed securities (“ABS”) of varying maturities, which may be represented by options, futures contracts, or swap agreements. Assets not invested in ABS may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

Exposure to mortgage credit added to returns as senior non-Agency mortgage-backed securities (“MBS”) rallied during the reporting period amid limited new supply, signs of economic stability and a continued recovery in U.S. home prices.

»	An underweight to credit card and stranded utility ABS benefited performance as these sectors underperformed the broader Barclays Asset-Backed Securities Index during the reporting period.

»	An underweight duration (or sensitivity to changes in market interest rates) position added to performance as interest rates rose during the reporting period.

»	An underweight to auto loan ABS detracted from performance as this sector outperformed the broader Barclays Asset-Backed Securities Index during the reporting period.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	5

PIMCO Developing Local Markets Portfolio

Cumulative Returns Through September 30, 2013

Allocation Breakdown‡

Brazil	53.5%
Short-Term Instruments	38.7%
United States	7.8%
‡	% of Total Investments as of 09/30/13

Average Annual Total Return for the period ended September 30, 2013
	6 Months*	1 Year	5 Years	Fund Inception (07/30/04)
PIMCO Developing Local Markets Portfolio	-7.65%	1.08%	4.16%	6.27%
Citigroup 3-Month Treasury Bill Index	0.03%	0.07%	0.15%	1.67%	**
Custom JPM ELMI+ Benchmark	-2.84%	-1.54%	3.18%	6.32%	**

All Portfolio returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 07/31/2004.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO Developing Local Markets Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in currencies of, or in Fixed Income Instruments denominated in the currencies of, developing markets. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio defines a “developing market” as any non-U.S. country, excluding those countries that have been classified by the World Bank as high-income Organization for Economic Cooperation and Development economies for the past five consecutive years. The Portfolio’s investments in currencies or Fixed Income Instruments may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»	An allocation to the Hong Kong dollar contributed to performance as the currency outperformed the Portfolio’s secondary benchmark index.

»

A general underweight to the South African rand contributed to performance as the currency underperformed the Portfolio’s secondary benchmark index, which measures aggregated emerging market currency returns.

»	An allocation to Brazilian local rates detracted from performance as local currency returns of the JPMorgan GBI-EM Global Diversified were negative for the reporting period.

»	An allocation to the Mexican peso detracted from performance as the currency underperformed the Portfolio’s secondary benchmark index.

6	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Emerging Markets Portfolio

Cumulative Returns Through September 30, 2013

Allocation Breakdown‡

Short-Term Instruments	35.5%
Brazil	31.0%
Mexico	12.8%
South Korea	4.6%
Virgin Islands (British)	3.3%
Other	12.8%
‡	% of Total Investments as of 09/30/13

Average Annual Total Return for the period ended September 30, 2013
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (04/03/98)
PIMCO Emerging Markets Portfolio	-3.61%	-1.59%	7.12%	7.13%	9.38%
Citigroup 3-Month Treasury Bill Index	0.03%	0.07%	0.15%	1.61%	2.39%	**
Custom JPM ELMI+ Benchmark	-2.84%	-1.54%	3.18%	5.48%	7.12%	**

All Portfolio returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 03/31/1998.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO Emerging Markets Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of Fixed Income Instruments that economically are tied to emerging market countries, which may be represented by options, futures contracts, swap agreements, mortgage-backed securities (“MBS”), or asset-backed securities (“ABS”). “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	An allocation to the Polish zloty contributed to performance as the currency outperformed the Portfolio’s secondary benchmark index.

»	An allocation to the Hong Kong dollar contributed to performance as the currency outperformed the Portfolio’s secondary benchmark index.

»

An allocation to Chinese external debt detracted from performance as the Chinese sub index of the JPMorgan Emerging Markets Bond Index (EMBI) Global posted negative returns during the reporting period.

»

An allocation to Indonesian external debt detracted from performance as the Indonesian sub index of the JPMorgan Emerging Markets Bond Index (EMBI) Global posted negative returns during the reporting period.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	7

PIMCO FX Strategy Portfolio

Cumulative Returns Through September 30, 2013

Allocation Breakdown‡

Short-Term Instruments	88.4%
U.S. Treasury Obligations	11.6%
‡	% of Total Investments as of 09/30/13

Average Annual Total Return for the period ended September 30, 2013
	6 Months*	1 Year	Fund Inception (10/05/10)
PIMCO FX Strategy Portfolio	-6.65%	-6.20%	-2.14%
BofA Merrill Lynch 3-Month Treasury Bill Index	0.04%	0.10%	0.10%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO FX Strategy Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances in foreign (non-U.S.) currency positions backed by a portfolio of money market securities. The Portfolio may invest up to 50% of its total assets in positions related to a single foreign (non-U.S.) currency. The Portfolio’s investments may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The Portfolio may, but is not required to, hedge its exposure to foreign (non-U.S.) currencies.

»	A short position in the Japanese yen contributed to performance as the currency depreciated relative to the U.S. dollar over the reporting period.

»	A long position in the Australian dollar during August 2013 through September 2013 contributed to performance as the currency appreciated relative to the U.S. dollar during this period.

»	A long position in the Brazilian real during August 2013 through September 2013 contributed to performance as the currency appreciated relative to the U.S. dollar during this period.

»	A short position in the euro detracted from performance as the currency appreciated relative to the U.S. dollar over the reporting period.

»	A short position in the British pound detracted from performance as the currency appreciated relative to the U.S. dollar over the reporting period.

»	A long position in the New Zealand dollar during May 2013 detracted from performance as the currency depreciated significantly relative to the U.S. dollar during this period.

8	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO High Yield Portfolio

Cumulative Returns Through September 30, 2013

Allocation Breakdown‡

Industrials	43.3%
Banking & Finance	22.7%
Utilities	11.6%
Bank Loan Obligations	7.2%
Short-Term Instruments	4.6%
Other	10.6%
‡	% of Total Investments as of 09/30/13

Average Annual Total Return for the period ended September 30, 2013
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (12/08/00)
PIMCO High Yield Portfolio	0.46%	7.94%	14.01%	9.16%	8.15%
Citigroup 3-Month Treasury Bill Index	0.03%	0.07%	0.15%	1.61%	1.81%	**
BofA Merrill Lynch U.S. High Yield, BB-B Rated Index	0.46%	6.06%	11.90%	8.01%	8.00%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 11/30/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO High Yield Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements, rated below investment grade by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality.

»	An underweight to energy benefited returns as the sector underperformed the broader high yield market during the reporting period.

»	An underweight to the telecommunications sector benefited returns as the sector underperformed the broader high yield market during the reporting period.

»	An overweight to the chemicals sector benefited returns as the sector outperformed the broader high yield market during the reporting period.

»	An underweight to the automotive sector detracted from returns as the sector outperformed the broader high yield market during the reporting period.

»	An underweight to the banking sector detracted from returns as the sector outperformed the broader high yield market during the reporting period.

»	An underweight to the consumer cyclical sector detracted from returns as the sector outperformed the broader high yield market during the reporting period.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	9

PIMCO Investment Grade Corporate Portfolio

Cumulative Returns Through September 30, 2013

Allocation Breakdown‡

Banking & Finance	46.3%
Short-Term Instruments	26.5%
Utilities	12.8%
Industrials	12.0%
Convertible Preferred Securities	0.8%
Other	1.6%
‡	% of Total Investments as of 09/30/13

Average Annual Total Return for the period ended September 30, 2013
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (01/26/00)
PIMCO Investment Grade Corporate Portfolio	-0.74%	3.52%	12.70%	7.56%	8.64%
Citigroup 3-Month Treasury Bill Index	0.03%	0.07%	0.15%	1.61%	2.06%	**
Barclays Credit Investment Grade Index (Ex-Aa3 and Higher)	-2.85%	-1.87%	9.33%	5.37%	6.67%	**

All Portfolio returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 01/31/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO Investment Grade Corporate Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of investment grade corporate fixed income investments of varying maturities, which may be represented by options, futures contracts, and/or swap agreements.

»

Duration (or sensitivity to changes in market interest rates) and yield curve positioning was negative for returns. An overweight to U.S. duration was negative as yields rose. An underweight to U.K. and European duration was positive for returns as yields rose in these regions. Front end yield curve positioning in the U.S. was positive for performance as very short-term yields fell.

»	An overweight exposure to pipelines was negative for performance as the sector underperformed the broader investment grade corporate bond market during the reporting period.

»	An overweight to independent exploration & production (“E&P”) energy credits was positive for performance as the sector outperformed during the reporting period.

»	An overweight exposure to brokerage was positive for returns as the sector outperformed during the reporting period.

»	An overweight to the metals and mining sector was negative for performance as the sector underperformed during the reporting period.

»	An underweight to the non-captive diversified finance sector was negative for relative performance as the sector outperformed during the reporting period.

»	An overweight to the automotive sector was positive for performance as the sector outperformed during the reporting period.

10	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Long Duration Corporate Bond Portfolio

Cumulative Returns Through September 30, 2013

Allocation Breakdown‡

Corporate Bonds & Notes	67.2%
U.S. Treasury Obligations	21.5%
Municipal Bonds & Notes	7.5%
Sovereign Issues	2.6%
Short-Term Instruments	0.4%
Other	0.8%
‡	% of Total Investments as of 09/30/13

Average Annual Total Return for the period ended September 30, 2013
	6 Months*	1 Year	Fund Inception (12/22/08)
PIMCO Long Duration Corporate Bond Portfolio	-5.91%	-4.04%	9.74%
Barclays U.S. Long Credit Index	-6.36%	-6.89%	10.04%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO Long Duration Corporate Bond Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of corporate Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

Duration (or sensitivity to changes in market interest rates) and yield curve positioning was positive for performance. An underweight to U.S. and European duration with long exposure to U.K. and Australian duration was positive for performance. Positioning designed to benefit from the steepening of the U.S., U.K. and European yields curves were net positive for performance over the reporting period.

»	An overweight to the banking sector was positive for performance as the sector outperformed the broader credit market over the reporting period.

»	An overweight to the pipelines sector was positive for performance as the sector outperformed the broader credit market over the reporting period.

»	An overweight to the automotive sector was positive for performance as the sector outperformed the broader credit market over the reporting period.

»	An underweight to the utilities sector was negative for performance as the sector outperformed the broader credit market over the reporting period.

»	An underweight to retailers was negative for returns as the sector outperformed the broader credit market over the reporting period.

»	An underweight to the pharmaceuticals sector was negative for performance as the sector outperformed the broader credit market over the reporting period.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	11

PIMCO Low Duration Portfolio

Cumulative Returns Through September 30, 2013

Allocation Breakdown‡

Short-Term Instruments	48.3%
U.S. Treasury Obligations	30.1%
U.S. Government Agencies	10.9%
Corporate Bonds & Notes	6.7%
Asset-Backed Securities	2.2%
Other	1.8%
‡	% of Total Investments as of 09/30/13

Average Annual Total Return for the period ended September 30, 2013
	6 Months*	1 Year	Fund Inception (05/31/12)
PIMCO Low Duration Portfolio	-1.25%	-0.91%	-0.25%
Barclays 1-3 Year Government/Credit Index	0.27%	0.62%	0.89%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO Low Duration Portfolio seeks to provide income, consistent with the preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

The Portfolio had an overweight duration position (or sensitivity to changes in market interest rates) which detracted from performance as U.S. Treasury yields increased across much of the yield curve during the reporting period.

»

Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from performance as inflation expectations, measured by the ten-year U.S. breakeven inflation rate, declined over the reporting period.

»	Exposure to investment grade corporates, especially an allocation to financials, was positive for performance as the Fund benefited from periods of narrowing spreads during the reporting period.

»

Exposure to Agency mortgages contributed to overall performance due to security selection and trade execution within the sector, specifically in Fannie Mae issued securities, despite negative overall returns in the sector.

12	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Moderate Duration Portfolio

Cumulative Returns Through September 30, 2013

Allocation Breakdown‡

Short-Term Instruments	31.1%
U.S. Treasury Obligations	29.4%
U.S. Government Agencies	25.6%
Corporate Bonds & Notes	11.6%
Municipal Bonds & Notes	1.2%
Other	1.1%
‡	% of Total Investments as of 09/30/13

Average Annual Total Return for the period ended September 30, 2013
	6 Months*	1 Year	Fund Inception (07/31/12)
PIMCO Moderate Duration Portfolio	-2.12%	-1.67%	-1.29%
Barclays Intermediate Aggregate Bond Index	-1.03%	-0.71%	-0.24%
Barclays Intermediate Government/Credit Index**	-1.10%	-0.50%	-0.06%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

** Prior to February 1, 2013, the Portfolio’s primary benchmark was the Barclays Intermediate Government/Credit Index. The Portfolio’s new broad-based securities market index was selected as its use is more closely aligned with the Portfolio’s investment philosophy and the universe of securities in which PIMCO invests for purposes of the Portfolio.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO Moderate Duration Portfolio seeks to provide income, consistent with the preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	An average overweight to duration (or sensitivity to changes in market interest rates) detracted from performance as interest rates rose during the reporting period.

»	Exposure to Agency mortgage-backed securities added to returns as the sector outperformed like-duration U.S. Treasuries during the reporting period.

»	An allocation U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from performance as breakeven inflation levels narrowed during the reporting period.

»	Exposure to emerging market external debt detracted from returns as the sector underperformed like-duration U.S. Treasuries during the reporting period.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	13

PIMCO Mortgage Portfolio

Cumulative Returns Through September 30, 2013

Allocation Breakdown‡

U.S. Government Agencies	88.1%
Mortgage-Backed Securities	6.9%
Asset-Backed Securities	3.4%
U.S. Treasury Obligations	1.3%
Short-Term Instruments	0.2%
Other	0.1%
‡	% of Total Investments as of 09/30/13

Average Annual Total Return for the period ended September 30, 2013
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (01/31/00)
PIMCO Mortgage Portfolio	-1.01%	-0.47%	6.42%	5.74%	6.72%
Citigroup 3-Month Treasury Bill Index	0.03%	0.07%	0.15%	1.61%	2.06%
Barclays U.S. MBS Fixed Rate Index	-0.97%	-1.24%	4.70%	4.78%	5.76%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO Mortgage Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related securities of varying maturities, which may be represented by options, futures contracts, swap agreements, or asset-backed securities (“ABS”).

»

Exposure to mortgage credit added to returns as senior non-Agency mortgage-backed securities (“MBS”) rallied during the reporting period amid limited new supply, signs of economic stability and a continued recovery in U.S. home prices.

»	An underweight to the conventional 3.5% coupon mortgages for most of the reporting period added to performance as lower coupons underperformed the broader Barclays U.S. MBS Fixed Rate Index.

»

An overweight duration (or sensitivity to changes in market interest rates) positioning during May 2013 through August 2013 detracted from performance as interest rates rose sharply during this period.

»	An underweight to fifteen-year maturity MBS bonds detracted from performance as fifteen-year maturity MBS bonds outperformed the longer maturity MBS market due to their lower duration.

14	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Municipal Sector Portfolio

Cumulative Returns Through September 30, 2013

Allocation Breakdown‡

California	19.3%
Illinois	12.9%
Texas	12.5%
New Jersey	12.0%
New York	11.4%
District of Columbia	5.4%
Short-Term Instruments	0.2%
Other	26.3%
‡	% of Total Investments as of 09/30/13

Average Annual Total Return for the period ended September 30, 2013
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (08/21/00)
PIMCO Municipal Sector Portfolio	-5.51%	-2.32%	5.20%	3.15%	4.14%
Citigroup 3-Month Treasury Bill Index	0.03%	0.07%	0.15%	1.61%	1.89%	**
Barclays Long Municipal Bond Index	-6.41%	-5.06%	7.24%	4.82%	5.50%	**

All Portfolio returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 08/31/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO Municipal Sector Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of fixed income securities of varying maturities issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities (“Municipal Securities”), or in instruments that provide exposure to the Municipal Securities sector, such as options, futures contracts, or swap agreements.

»

The Portfolio’s average effective duration (or sensitivity to changes in market interest rates) was managed below its benchmark over the majority of the reporting period, which contributed to performance as municipal bond yields moved higher across the municipal yield curve.

»	An overweight to the high yield tobacco sector detracted from performance as the segment underperformed the broader municipal bond market during the reporting period.

»	An overweight to the industrial revenue sector detracted from performance as the sector underperformed the broader municipal bond market during the reporting period.

»	An underweight to the transportation sector contributed to performance as the segment underperformed the broader municipal bond market during the reporting period.

»	An underweight to the special-tax sector contributed to performance as the segment underperformed the broader municipal bond market during the reporting period.

»	An underweight to the water and sewer utility sector contributed to performance as the segment underperformed the broader municipal bond market during the reporting period.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	15

PIMCO Real Return Portfolio

Cumulative Returns Through September 30, 2013

Allocation Breakdown‡

U.S. Treasury Obligations	92.2%
Sovereign Issues	4.6%
Short-Term Instruments	2.1%
U.S. Government Agencies	0.8%
Corporate Bonds & Notes	0.2%
Other	0.1%
‡	% of Total Investments as of 09/30/13

Average Annual Total Return for the period ended September 30, 2013
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (04/28/00)
PIMCO Real Return Portfolio	-6.76%	-5.90%	6.39%	5.32%	7.22%
Citigroup 3-Month Treasury Bill Index	0.03%	0.07%	0.15%	1.61%	1.99%	**
Barclays U.S. TIPS Index	-6.40%	-6.10%	5.31%	5.23%	6.70%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 04/30/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO Real Return Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by options, futures contracts, or swap agreements.

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from absolute returns as rising real yields led U.S. TIPS to deliver negative returns during the reporting period.

»	Exposure to inflation-linked bonds in Australia detracted from relative returns as the Australian inflation-linked market posted negative returns during the reporting period.

»	Holdings of U.K. inflation-linked bonds benefited relative returns as U.K. inflation-linked bonds delivered positive returns at the beginning of the reporting period.

»	Short exposure to French inflation-linked bonds detracted from relative returns as inflation-linked bonds in France posted positive returns during the reporting period.

»	Exposure to select residential mortgage-backed securities (“RMBS”) benefited relative returns as a result of higher income compared to the bonds held within the Portfolio’s secondary benchmark index.

16	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Senior Floating Rate Portfolio

Cumulative Returns Through September 30, 2013

Allocation Breakdown‡

Bank Loan Obligations	61.8%
Short-Term Instruments	35.8%
U.S. Treasury Obligations	2.3%
Industrials	0.1%
‡	% of Total Investments as of 09/30/13

Average Annual Total Return for the period ended September 30, 2013
	6 Months*	1 Year	Fund Inception (04/29/11)
PIMCO Senior Floating Rate Portfolio	1.02%	4.37%	4.37%
Credit Suisse Institutional Leveraged Loan Index	1.81%	5.66%	5.10%	**

All Portfolio returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 04/30/2011.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO Senior Floating Rate Portfolio seeks a high level of current income, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of floating or adjustable rate senior secured loans, senior corporate debt and other senior Fixed Income Instruments that effectively enable the Portfolio to achieve a floating rate of income. “Fixed Income Instruments” include bank loans, bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	An overweight to the financial sector benefited performance as the sector outperformed the broader loan market during the reporting period.

»	An overweight to the healthcare sector benefited performance as the sector outperformed the broader loan market during the reporting period.

»	An underweight to the retail sector benefited performance as the sector underperformed the broader loan market during the reporting period.

»	An underweight to the energy sector detracted from performance as the sector outperformed the broader loan market during the reporting period.

»	An underweight to the transportation sector detracted from performance as the sector outperformed the broader loan market during the reporting period.

»	An underweight to the information technology sector detracted from performance as the sector outperformed the broader loan market during the reporting period.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	17

PIMCO Short-Term Portfolio

Cumulative Returns Through September 30, 2013

Allocation Breakdown‡

Mortgage-Backed Securities	64.2%
Asset-Backed Securities	18.6%
U.S. Government Agencies	9.2%
Corporate Bonds & Notes	5.3%
Short-Term Instruments	2.4%
Other	0.3%
‡	% of Total Investments as of 09/30/13

Average Annual Total Return for the period ended September 30, 2013
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (04/20/00)
PIMCO Short-Term Portfolio	1.52%	4.76%	6.94%	4.17%	4.45%
Citigroup 3-Month Treasury Bill Index	0.03%	0.07%	0.15%	1.61%	1.99%	**
3 Month USD LIBOR Index	0.14%	0.31%	0.63%	2.14%	2.46%	**

All Portfolio returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 04/30/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO Short-Term Portfolio seeks maximum total return, consistent with preservation of capital and liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	An above-benchmark U.S. duration (or sensitivity to changes in market interest rates) detracted from returns as interest rates moved higher across the yield curve during the reporting period.

»	A yield curve steepening strategy added to returns as the difference in yields between two- and thirty-year U.S. Treasuries widened during the reporting period.

»	Holdings of Agency mortgages detracted from performance as these securities posted negative performance during the reporting period.

»	Exposure to the corporate sector was neutral for returns as these securities posted negative performance during the reporting period but were a source of incremental income.

18	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Short-Term Floating NAV Portfolio

Cumulative Returns Through September 30, 2013

Allocation Breakdown‡

Corporate Bonds & Notes	30.3%
U.S. Government Agencies	29.4%
Repurchase Agreements	12.4%
Sovereign Issues	12.1%
Commercial Paper	8.3%
Short-Term Notes	6.6%
Other	0.9%
‡	% of Total Investments as of 09/30/13

Average Annual Total Return for the period ended September 30, 2013
	6 Months*	1 Year	Fund Inception (10/17/08)
PIMCO Short-Term Floating NAV Portfolio	0.13%	0.30%	0.42%
Citigroup 3-Month Treasury Bill Index	0.03%	0.07%	0.12%	**

All Portfolio returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 10/31/2008.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO Short-Term Floating NAV Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	The Portfolio had a focus on high-quality and short-maturity assets during the reporting period.

»	The Portfolio’s weighted average maturity remained near the maximum limit which was positive for performance as short-term yields decreased over the reporting period.

»	Exposure to the corporate sector added to returns as a source of incremental yield over U.S. Treasuries.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	19

PIMCO Short-Term Floating NAV Portfolio II

Cumulative Returns Through September 30, 2013

Allocation Breakdown‡

U.S. Government Agencies	27.3%
Repurchase Agreements	23.0%
Corporate Bonds & Notes	22.8%
Sovereign Issues	9.6%
Commercial Paper	7.4%
Short-Term Notes	7.4%
Other	2.5%
‡	% of Total Investments as of 09/30/13

Average Annual Total Return for the period ended September 30, 2013
	6 Months*	1 Year	Fund Inception (06/09/09)
PIMCO Short-Term Floating NAV Portfolio II	0.10%	0.26%	0.31%
Citigroup 3-Month Treasury Bill Index	0.03%	0.07%	0.09%	**

All Portfolio returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 05/31/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO Short-Term Floating NAV Portfolio II seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	The Portfolio had a focus on high-quality and short-maturity assets during the reporting period.

»	The Portfolio’s weighted average maturity remained near the maximum limit which was positive for performance as short-term yields decreased over the reporting period.

»	Exposure to the corporate sector added to returns as a source of incremental yield over U.S. Treasuries.

20	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO U.S. Government Sector Portfolio

Cumulative Returns Through September 30, 2013

Allocation Breakdown‡

U.S. Treasury Obligations	37.6%
Short-Term Instruments	32.8%
U.S. Government Agencies	22.2%
Mortgage-Backed Securities	5.4%
Corporate Bonds & Notes	1.4%
Other	0.6%
‡	% of Total Investments as of 09/30/13

Average Annual Total Return for the period ended September 30, 2013
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (01/31/00)
PIMCO U.S. Government Sector Portfolio	-5.20%	-4.48%	7.93%	7.56%	8.84%
Citigroup 3-Month Treasury Bill Index	0.03%	0.07%	0.15%	1.61%	2.06%
Barclays Government Bond Index	-1.76%	-1.98%	4.00%	4.17%	5.54%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO U.S. Government Sector Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of U.S. government securities of varying maturities, or in securities that provide exposure to the U.S. government securities sector, such as options, futures contracts, swap agreements, or mortgage-backed securities.

»	An above benchmark duration (or sensitivity to changes in market interest rates) detracted from performance as U.S. Treasury yields rose across most maturities over the reporting period.

»	An emphasis on the short-term portion of the U.S. Treasury yield curve added to performance as the two- to thirty-year yield spread steepened over the reporting period.

»	An out-of-benchmark allocation to financial sector corporates added to performance as these securities outperformed like duration U.S. Treasuries over the reporting period.

»	An underweight allocation to long-term Agency mortgages added to performance as these securities underperformed like-duration U.S. Treasuries over the reporting period.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	21

PIMCO International Portfolio

Cumulative Returns Through September 30, 2013

Allocation Breakdown‡

Short-Term Instruments	40.4%
Canada	12.8%
United States	11.8%
Italy	11.4%
Sweden	6.0%
United Kingdom	5.2%
Netherlands	5.1%
Other	7.3%
‡	% of Total Investments as of 09/30/13

Average Annual Total Return for the period ended September 30, 2013
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (12/13/89)
PIMCO International Portfolio	-0.50%	2.40%	12.35%	7.70%	8.42%
Citigroup 3-Month Treasury Bill Index	0.03%	0.07%	0.15%	1.61%	3.34%	**
JPMorgan GBI Global ex-US Index Hedged in USD	-0.31%	2.07%	4.37%	4.32%	6.33%	**

All Portfolio returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 11/30/1989.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO International Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its net assets in a portfolio of Fixed Income Instruments of non-U.S. issuers, representing at least three non-U.S. countries or currencies, which may be represented by options, futures contracts, swap agreements, mortgage-backed securities (“MBS”), or asset-backed securities (“ABS”). “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	An underweight to duration (or sensitivity to changes in market interest rates) in the eurozone contributed to relative performance as EUR-swap rates rose during the reporting period.

»	An underweight to duration in the U.K. contributed to relative performance as GBP-swap rates rose during the reporting period.

»	An underweight to the Japanese yen contributed to relative performance as the currency depreciated against the U.S. dollar, particularly during the second quarter of 2013.

»	An overweight to duration in Canada detracted from relative performance as CAD-swap rates rose during the reporting period.

»	An underweight to the euro detracted from relative performance as the currency appreciated against the U.S. dollar during the reporting period.

»	An overweight to duration in the U.S. detracted from relative performance as USD-swap rates rose during the reporting period.

22	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Short-Term Floating NAV Portfolio III

Cumulative Returns Through September 30, 2013

Allocation Breakdown‡

U.S. Government Agencies	28.6%
Japan Treasury Bills	20.5%
Corporate Bonds & Notes	15.6%
Short-Term Notes	9.5%
Commercial Paper	7.0%
Sovereign Issues	6.1%
Other	12.7%
‡	% of Total Investments as of 09/30/13

Average Annual Total Return for the period ended September 30, 2013
	6 Months*	1 Year	Fund Inception (03/12/12)
PIMCO Short-Term Floating NAV Portfolio III	0.19%	0.41%	0.44%
Citigroup 3-Month Treasury Bill Index	0.03%	0.07%	0.07%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO Short-Term Floating NAV Portfolio III seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	The Portfolio had a focus on high-quality and short-maturity assets during the reporting period.

»

The Portfolio’s weighted average maturity increased over the reporting period which added to performance as yields primarily fell for most of the front end of the yield curve out to one-year maturities.

»	Exposure to the corporate sector added to returns as a source of incremental yield over U.S. Treasuries.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	23

Expense Examples

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Portfolios is from April 1, 2013 to September 30, 2013 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

24	PRIVATE ACCOUNT PORTFOLIO SERIES

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Beginning Account Value (04/01/13)	Ending Account Value (09/30/13)	Expenses Paid During Period*	Beginning Account Value (04/01/13)	Ending Account Value (09/30/13)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Asset-Backed Securities Portfolio	$1,000.00	$1,020.10	$0.51	$1,000.00	$1,024.57	$0.51	0.10%
PIMCO Developing Local Markets Portfolio	1,000.00	923.50	0.58	1,000.00	1,024.47	0.61	0.12
PIMCO Emerging Markets Portfolio	1,000.00	963.90	0.59	1,000.00	1,024.47	0.61	0.12
PIMCO FX Strategy Portfolio	1,000.00	933.50	0.24	1,000.00	1,024.82	0.25	0.05
PIMCO High Yield Portfolio	1,000.00	1,004.60	1.26	1,000.00	1,023.82	1.27	0.25
PIMCO Investment Grade Corporate Portfolio	1,000.00	992.60	0.25	1,000.00	1,024.82	0.25	0.05
PIMCO Long Duration Corporate Bond Portfolio	1,000.00	940.90	0.29	1,000.00	1,024.77	0.30	0.06
PIMCO Low Duration Portfolio	1,000.00	987.50	0.25	1,000.00	1,024.82	0.25	0.05
PIMCO Moderate Duration Portfolio	1,000.00	978.80	0.25	1,000.00	1,024.82	0.25	0.05
PIMCO Mortgage Portfolio	1,000.00	989.90	0.25	1,000.00	1,024.82	0.25	0.05
PIMCO Municipal Sector Portfolio	1,000.00	944.90	0.29	1,000.00	1,024.77	0.30	0.06	***
PIMCO Real Return Portfolio	1,000.00	932.40	0.29	1,000.00	1,024.77	0.30	0.06
PIMCO Senior Floating Rate Portfolio	1,000.00	1,010.20	0.25	1,000.00	1,024.82	0.25	0.05
PIMCO Short-Term Portfolio	1,000.00	1,015.20	0.81	1,000.00	1,024.27	0.81	0.16
PIMCO Short-Term Floating NAV Portfolio	1,000.00	1,001.30	0.00	1,000.00	1,025.07	0.00	0.00
PIMCO Short-Term Floating NAV Portfolio II	1,000.00	1,001.00	0.25	1,000.00	1,024.82	0.25	0.05
PIMCO U.S. Government Sector Portfolio	1,000.00	948.00	0.24	1,000.00	1,024.82	0.25	0.05
PIMCO International Portfolio	1,000.00	995.00	0.60	1,000.00	1,024.47	0.61	0.12
PIMCO Short-Term Floating NAV Portfolio III	1,000.00	1,001.90	0.00	1,000.00	1,025.07	0.00	0.00

* Expenses Paid During Period are equal to the net annualized expense ratio for the Portfolio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

** The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in note 9 in the Notes to Financial Statements.

*** The Net Annualized Expense Ratio reflected in the expense example above includes 0.01% of non-cash interest expense as shown in the Financial Statements. If the example excluded non-cash interest expense, Expense Paid During Period would have been $0.24 for Actual Performance and $0.25 for Hypothetical Performance. The additional non-cash interest expense does not reflect actual expenses paid by the Portfolio, but instead is offset by additional interest income recorded by the Portfolio in Residual Interest Bonds (“RIBs”) transaction accounted for as secured borrowing. Refer to note 4(a) in the Notes to Financial Statements for additional information regarding RIBs.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	25

Benchmark Descriptions

Index	Description

3 Month USD LIBOR Index	The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

Barclays 1-3 Year Government/Credit Index	The Barclays 1-3 Year Government/Credit Index is the 1-3 Yr component of the U.S. Government/Credit index. The Barclays Government/Credit Index includes securities in the Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. It is not possible to invest directly in an unmanaged index

Barclays Asset-Backed Securities Index	Barclays Asset-Backed Securities Index has 5 subsectors: credit and charge cards, autos, home equity loans, utility, and manufactured housing. The index includes pass-through, bullet, and controlled amortization structures. It includes only the senior class of each ABS issue; subordinate tranches are not included. It is not possible to invest directly in an unmanaged index.

Barclays Credit Investment Grade Index (Ex-Aa3 and Higher)	Barclays Credit Investment Grade Index (Ex-Aa3 and Higher) consists of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. It is not possible to invest directly in an unmanaged index.

Barclays Government Bond Index	Barclays Government Bond Index consists of securities issued by the U.S. Government with a maturity of one year or more. It is not possible to invest directly in an unmanaged index.

Barclays Intermediate Aggregate Bond Index	Barclays Intermediate Aggregate Bond Index is the Intermediate component of the U.S. Aggregate Index. The Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays Intermediate Government/Credit Index	Barclays Intermediate Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of at least 1 year and less than 10 years. It is not possible to invest directly in an unmanaged index.

Barclays Long Municipal Bond Index	Barclays Long Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Aggregate Index	Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Long Credit Index	Barclays U.S. Long Credit Index includes both corporate and non-corporate sectors with maturities equal to or greater than 10 years. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The non-corporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government. It is not possible to invest directly in an unmanaged index.

Barclays U.S. MBS Fixed Rate Index	Barclays U.S. MBS Fixed Rate Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates. It is not possible to invest directly in an unmanaged index.

Barclays U.S. TIPS Index	Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Inflation Notes Index. It is not possible to invest directly in an unmanaged index.

26	PRIVATE ACCOUNT PORTFOLIO SERIES

Index	Description

BofA Merrill Lynch 3-Month Treasury Bill Index	The BofA Merrill Lynch US 3-Month Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. While the index will often hold the Treasury Bill issued at the most recent 3-month auction, it is also possible for a seasoned 6-month Bill to be selected. It is not possible to invest directly in an unmanaged index.

BofA Merrill Lynch U.S. High Yield, BB-B Rated Index	BofA Merrill Lynch U.S. High Yield, BB-B Rated Index is comprised of fixed income securities rated BB and B. The index tracks the performance of below investment grade U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Prior to 1/97, data represents that of BofA Merrill Lynch High Yield Cash Pay, BB-B rated. BofA Merrill Lynch High Yield Cash Pay, BB-B rated. is comprised of fixed income securities rated BB and B. The index tracks the performance of below investment grade U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Excludes pay-in-kind bonds and deferred interest bonds that are not yet accruing a coupon. It is not possible to invest directly in an unmanaged index.

Citigroup 3-Month Treasury Bill Index	Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in an unmanaged index.

Credit Suisse Institutional Leveraged Loan Index	The Credit Suisse Institutional Leveraged Loan Index is a sub-index of the Credit Suisse Leveraged Loan Index and is designed to more closely reflect the investment criteria of institutional investors by sampling a lower volatility component of the market. The Index is formed by excluding the following facilities from the Credit Suisse Leveraged Loan Index: facility types TL and TLa, facilities priced 90 or lower at the beginning of the month and facilities rated CC, C or Default. The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the $US-denominated leveraged loan market. It is not possible to invest directly in an unmanaged index.

Custom JPM ELMI+ Benchmark	Custom JPM ELMI+ Benchmark consists of custom weights of selected countries within the JPMorgan Emerging Local Markets Index Plus. It is not possible to invest directly in an unmanaged index.

Dow Jones-UBS Commodity Index Total Return	Dow Jones-UBS Commodity Index Total Return is an unmanaged index composed of futures contracts on 20 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

JPMorgan GBI Global ex-US Index Hedged in USD	JPMorgan GBI Global ex-US Index Hedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars of major non-U.S. bond markets. It is not possible to invest directly in an unmanaged index.

MSCI Emerging Markets Index (Net Dividends in USD)	The MSCI Emerging Markets Index (Net Dividends in USD) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in the index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 24 developed market country indices. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	27

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Asset-Backed Securities Portfolio
04/01/2013 - 09/30/2013+	$12.00	$0.22	$0.02	$0.24	$(0.21)	$0.00	$0.00	$(0.21)
03/31/2013	10.67	0.45	1.36	1.81	(0.44)	(0.04)	0.00	(0.48)
03/31/2012	10.90	0.44	0.21	0.65	(0.60)	(0.28)	0.00	(0.88)
03/31/2011	9.69	0.54	1.28	1.82	(0.61)	0.00	0.00	(0.61)
03/31/2010	7.14	0.41	2.65	3.06	(0.33)	(0.18)	0.00	(0.51)
03/31/2009	10.80	0.62	(2.91)	(2.29)	(0.80)	(0.57)	0.00	(1.37)

PIMCO Developing Local Markets Portfolio
04/01/2013 - 09/30/2013+	$5.85	$0.15	$(0.60)	$(0.45)	$(0.08)	$0.00	$0.00	$(0.08)
03/31/2013	4.99	0.33	0.69	1.02	(0.16)	0.00	0.00	(0.16)
03/31/2012	5.75	0.17	(0.21)	(0.04)	(0.61)	0.00	(0.11)	(0.72)
03/31/2011	5.67	0.18	0.51	0.69	(0.61)	0.00	0.00	(0.61)
03/31/2010	4.75	0.19	1.14	1.33	(0.41)	0.00	0.00	(0.41)
03/31/2009	11.99	0.46	(3.99)	(3.53)	(0.34)	(3.37)	0.00	(3.71)

PIMCO Emerging Markets Portfolio
04/01/2013 - 09/30/2013+	$10.77	$0.24	$(0.63)	$(0.39)	$(0.26)	$0.00	$0.00	$(0.26)
03/31/2013	10.55	0.47	0.50	0.97	(0.75)	0.00	0.00	(0.75)
03/31/2012	10.60	0.56	0.23	0.79	(0.71)	0.00	(0.13)	(0.84)
03/31/2011	10.02	0.57	0.63	1.20	(0.62)	0.00	0.00	(0.62)
03/31/2010	8.39	0.56	1.09	1.65	(0.01)	0.00	(0.01)	(0.02)
03/31/2009	10.77	0.74	(2.46)	(1.72)	(0.54)	(0.12)	0.00	(0.66)

PIMCO FX Strategy Portfolio
04/01/2013 - 09/30/2013+	$9.81	$0.01	$(0.65)	$(0.64)	$(0.63)	$0.00	$0.00	$(0.63)
03/31/2013	9.32	0.03	0.48	0.51	(0.02)	0.00	0.00	(0.02)
03/31/2012	10.13	0.02	(0.63)	(0.61)	(0.19)	0.00	(0.01)	(0.20)
10/05/2010 - 03/31/2011	10.00	0.01	0.13	0.14	(0.01)	0.00	0.00	(0.01)

PIMCO High Yield Portfolio
04/01/2013 - 09/30/2013+	$7.90	$0.31	$(0.28)	$0.03	$(0.40)	$0.00	$0.00	$(0.40)
03/31/2013	7.52	0.76	0.40	1.16	(0.78)	0.00	0.00	(0.78)
03/31/2012	8.02	0.76	(0.37)	0.39	(0.89)	0.00	0.00	(0.89)
03/31/2011	7.48	0.57	0.52	1.09	(0.55)	0.00	0.00	(0.55)
03/31/2010	5.14	0.59	2.37	2.96	(0.62)	0.00	0.00	(0.62)
03/31/2009	8.06	0.64	(2.58)	(1.94)	(0.65)	(0.33)	0.00	(0.98)

PIMCO Investment Grade Corporate Portfolio
04/01/2013 - 09/30/2013+	$11.45	$0.22	$(0.31)	$(0.09)	$(0.25)	$0.00	$0.00	$(0.25)
03/31/2013	10.79	0.48	0.86	1.34	(0.53)	(0.15)	0.00	(0.68)
03/31/2012	10.73	0.56	0.11	0.67	(0.61)	0.00	0.00	(0.61)
03/31/2011	10.30	0.58	0.48	1.06	(0.63)	0.00	0.00	(0.63)
03/31/2010	7.74	0.60	2.61	3.21	(0.65)	0.00	0.00	(0.65)
03/31/2009	9.86	0.57	(2.28)	(1.71)	(0.41)	0.00	0.00	(0.41)

PIMCO Long Duration Corporate Bond Portfolio
04/01/2013 - 09/30/2013+	$12.45	$0.28	$(1.02)	$(0.74)	$(0.31)	$0.00	$0.00	$(0.31)
03/31/2013	11.74	0.61	1.09	1.70	(0.69)	(0.30)	0.00	(0.99)
03/31/2012	10.73	0.62	1.24	1.86	(0.61)	(0.24)	0.00	(0.85)
03/31/2011	10.47	0.64	0.46	1.10	(0.61)	(0.23)	0.00	(0.84)
03/31/2010	8.71	0.62	1.68	2.30	(0.44)	(0.10)	0.00	(0.54)
12/22/2008 - 03/31/2009	10.00	0.14	(1.40)	(1.26)	(0.03)	0.00	0.00	(0.03)

PIMCO Low Duration Portfolio
04/01/2013 - 09/30/2013+	$10.04	$0.04	$(0.17)	$(0.13)	$(0.03)	$0.00	$0.00	$(0.03)
05/31/2012 - 03/31/2013	10.00	0.05	0.04	0.09	(0.05)	0.00	0.00	(0.05)

Please see footnotes on page 32.

28	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short		Ratio of Expenses to Average Net Assets Excluding Interest Expense, Dividends on Securities Sold Short and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$12.03	2.01%	$966,720	0.10	%*	0.10	%*	0.05	%*	0.05	%*	3.59	%*	21%
12.00	17.32	783,447	0.12		0.12		0.05		0.05		3.98		67
10.67	6.39	613,568	0.06		0.06		0.05		0.05		4.09		380
10.90	19.09	628,555	0.13		0.13		0.05		0.05		5.13		430
9.69	43.84	567,843	0.24		0.24		0.05		0.05		4.81		297
7.14	(22.39)	510,881	0.72		0.72		0.05		0.05		6.51		173

$5.32	(7.65)%	$101,413	0.12	%*	0.12	%*	0.12	%*	0.12	%*	5.32	%*	2%
5.85	20.60	200,323	0.13		0.13		0.12		0.12		6.04		77
4.99	(0.77)	194,481	0.12		0.12		0.12		0.12		3.03		63
5.75	12.86	827,935	0.12		0.12		0.12		0.12		3.15		53
5.67	28.36	734,025	0.12		0.12		0.12		0.12		3.48		528
4.75	(30.04)	76,274	0.17		0.17		0.12		0.12		4.58		230

$10.12	(3.61)%	$1,023,646	0.12	%*	0.12	%*	0.12	%*	0.12	%*	4.59	%*	35%
10.77	9.28	1,232,222	0.13		0.13		0.12		0.12		4.27		25
10.55	7.90	1,133,534	0.12		0.12		0.12		0.12		5.27		27
10.60	12.20	1,214,298	0.13		0.13		0.12		0.12		5.46		43
10.02	19.63	691,903	0.12		0.12		0.12		0.12		6.04		306
8.39	(16.30)	688,397	0.12		0.12		0.12		0.12		7.77		297

$8.54	(6.65)%	$12,555	0.05	%*	0.05	%*	0.05	%*	0.05	%*	0.17	%*	0%
9.81	5.45	27,855	0.05		0.05		0.05		0.05		0.33		0
9.32	(6.09)	34,540	0.05		0.05		0.05		0.05		0.24		100
10.13	1.40	7,915	0.11	*	1.47	*	0.05	*	1.41	*	0.23	*	0

$7.53	0.46%	$553,326	0.25	%*	0.25	%*	0.05	%*	0.05	%*	7.98	%*	42%
7.90	16.01	641,527	0.33		0.33		0.05		0.05		9.78		55
7.52	5.55	560,971	0.30		0.30		0.05		0.05		9.89		78
8.02	15.24	1,027,941	0.05		0.05		0.05		0.05		7.31		89
7.48	59.39	364,866	0.06		0.06		0.05		0.05		8.90		118
5.14	(24.62)	377,688	0.06		0.06		0.05		0.05		9.11		385

$11.11	(0.74)%	$3,721,503	0.05	%*	0.05	%*	0.05	%*	0.05	%*	3.81	%*	22%
11.45	12.63	4,397,691	0.05		0.05		0.05		0.05		4.25		42
10.79	6.53	3,961,321	0.05		0.05		0.05		0.05		5.26		58
10.73	10.55	4,693,406	0.05		0.05		0.05		0.05		5.47		76
10.30	42.17	4,735,767	0.05		0.05		0.05		0.05		6.25		103
7.74	(17.61)	3,700,135	0.08		0.08		0.05		0.05		6.49		164

$11.40	(5.91)%	$17,009,325	0.06	%*	0.06	%*	0.05	%*	0.05	%*	4.77	%*	19%
12.45	14.59	14,488,918	0.07		0.07		0.05		0.05		4.88		50
11.74	17.80	10,987,742	0.05		0.05		0.05		0.05		5.40		145
10.73	10.81	7,352,561	0.05		0.05		0.05		0.05		5.91		236
10.47	26.73	3,886,734	0.05		0.05		0.05		0.05		6.07		200
8.71	(12.64)	267,186	0.10	*	0.17	*	0.05	*	0.12	*	5.67	*	73

$9.88	(1.25)%	$308,243	0.05	%*	0.05	%*	0.05	%*	0.05	%*	0.77	%*	185%
10.04	0.93	257,004	0.05	*	0.06	*	0.05	*	0.06	*	0.63	*	287

Please see footnotes on page 32.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	29

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Moderate Duration Portfolio
04/01/2013 - 09/30/2013+	$9.99	$0.06	$(0.27)	$(0.21)	$(0.05)	$0.00	$0.00	$(0.05)
07/31/2012 - 03/31/2013	10.00	0.06	0.00	0.06	(0.07)	0.00	0.00	(0.07)

PIMCO Mortgage Portfolio
04/01/2013 - 09/30/2013+	$10.95	$0.08	$(0.19)	$(0.11)	$(0.15)	$0.00	$0.00	$(0.15)
03/31/2013	11.00	0.20	0.22	0.42	(0.38)	(0.09)	0.00	(0.47)
03/31/2012	10.85	0.27	0.45	0.72	(0.39)	(0.18)	0.00	(0.57)
03/31/2011	10.85	0.31	0.37	0.68	(0.36)	(0.32)	0.00	(0.68)
03/31/2010	10.28	0.63	0.73	1.36	(0.78)	(0.01)	0.00	(0.79)
03/31/2009	10.63	0.75	(0.38)	0.37	(0.72)	0.00	0.00	(0.72)

PIMCO Municipal Sector Portfolio
04/01/2013 - 09/30/2013+	$8.94	$0.21	$(0.70)	$(0.49)	$(0.28)	$0.00	$0.00	$(0.28)
03/31/2013	8.68	0.40	0.36	0.76	(0.37)	(0.13)	0.00	(0.50)
03/31/2012	7.66	0.45	0.98	1.43	(0.41)	0.00	0.00	(0.41)
03/31/2011	8.08	0.45	(0.36)	0.09	(0.51)	0.00	0.00	(0.51)
03/31/2010	7.41	0.43	0.68	1.11	(0.44)	0.00	0.00	(0.44)
03/31/2009	9.40	0.40	(1.92)	(1.52)	(0.47)	0.00	0.00	(0.47)

PIMCO Real Return Portfolio
04/01/2013 - 09/30/2013+	$9.86	$0.12	$(0.79)	$(0.67)	$(0.12)	$0.00	$0.00	$(0.12)
03/31/2013	9.56	0.11	0.54	0.65	(0.18)	(0.17)	0.00	(0.35)
03/31/2012	9.18	0.18	0.91	1.09	(0.28)	(0.43)	0.00	(0.71)
03/31/2011	8.94	0.22	0.45	0.67	(0.19)	(0.24)	0.00	(0.43)
03/31/2010	8.55	0.46	0.52	0.98	(0.59)	0.00	0.00	(0.59)
03/31/2009	11.35	0.26	(1.23)	(0.97)	(0.26)	(1.57)	0.00	(1.83)

PIMCO Senior Floating Rate Portfolio
04/01/2013 - 09/30/2013+	$10.25	$0.16	$(0.06)	$0.10	$(0.11)	$0.00	$0.00	$(0.11)
03/31/2013	10.09	0.43	0.19	0.62	(0.45)	(0.01)	0.00	(0.46)
04/29/2011 - 03/31/2012	10.00	0.35	(0.03)	0.32	(0.23)	0.00	0.00	(0.23)

PIMCO Short-Term Portfolio
04/01/2013 - 09/30/2013+	$9.59	$0.18	$(0.03)	$0.15	$(0.18)	$0.00	$0.00	$(0.18)
03/31/2013	9.13	0.36	0.50	0.86	(0.40)	0.00	0.00	(0.40)
03/31/2012	9.33	0.37	(0.12)	0.25	(0.45)	0.00	0.00	(0.45)
03/31/2011	8.82	0.41	0.47	0.88	(0.37)	0.00	0.00	(0.37)
03/31/2010	7.36	0.39	1.43	1.82	(0.36)	0.00	0.00	(0.36)
03/31/2009	9.19	0.43	(1.69)	(1.26)	(0.57)	0.00	0.00	(0.57)

PIMCO Short-Term Floating NAV Portfolio
04/01/2013 - 09/30/2013+	$10.01	$0.01	$0.00	$0.01	$(0.01)	$0.00	$0.00	$(0.01)
03/31/2013	10.02	0.03	0.00	0.03	(0.03)	(0.01)	0.00	(0.04)
03/31/2012	10.02	0.03	0.00	0.03	(0.03)	0.00	0.00	(0.03)
03/31/2011	10.01	0.03	0.01	0.04	(0.03)	0.00	0.00	(0.03)
03/31/2010	10.01	0.03	0.01	0.04	(0.04)	0.00	0.00	(0.04)
10/17/2008 - 03/31/2009	10.00	0.02	0.04	0.06	(0.05)	0.00	0.00	(0.05)

PIMCO Short-Term Floating NAV Portfolio II
04/01/2013 - 09/30/2013+	$10.01	$0.01	$0.00	$0.01	$(0.01)	$0.00	$0.00	$(0.01)
03/31/2013	10.01	0.03	0.00	0.03	(0.03)	0.00	0.00	(0.03)
03/31/2012	10.01	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)
03/31/2011	10.01	0.03	0.00	0.03	(0.03)	0.00	0.00	(0.03)
06/09/2009 - 03/31/2010	10.00	0.02	0.01	0.03	(0.02)	0.00	0.00	(0.02)

Please see footnotes on page 32.

30	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short		Ratio of Expenses to Average Net Assets Excluding Interest Expense, Dividends on Securities Sold Short and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$9.73	(2.12)%	$495,657	0.05	%*	0.05	%*	0.05	%*	0.05	%*	1.19	%*	227%
9.99	0.64	283,343	0.05	*	0.06	*	0.05	*	0.06	*	0.94	*	203

$10.69	(1.01)%	$5,877,942	0.05	%*	0.05	%*	0.05	%*	0.05	%*	1.49	%*	632%
10.95	3.85	7,613,977	0.05		0.05		0.05		0.05		1.77		1,157
11.00	6.61	7,525,827	0.05		0.05		0.05		0.05		2.42		1,051
10.85	6.34	8,309,643	0.05		0.05		0.05		0.05		2.84		1,257
10.85	13.66	5,554,742	0.13		0.13		0.05		0.05		5.84		1,105
10.28	3.75	10,215,177	0.97		0.97		0.05		0.05		7.28		1,002

$8.17	(5.51)%	$252,149	0.06	%*	0.06	%*	0.05	%*	0.05	%*	4.78	%*	14%
8.94	8.88	359,440	0.07		0.07		0.05		0.05		4.47		27
8.68	19.03	399,627	0.23		0.23		0.05		0.05		5.49		85
7.66	1.03	331,088	0.24		0.24		0.05		0.05		5.51		36
8.08	15.17	828,575	0.13		0.13		0.05		0.05		5.35		42
7.41	(16.34)	958,402	0.48		0.48		0.05		0.05		4.92		77

$9.07	(6.76)%	$2,870,563	0.06	%*	0.06	%*	0.05	%*	0.05	%*	2.67	%*	19%
9.86	6.89	3,602,637	0.06		0.06		0.05		0.05		1.16		46
9.56	12.01	3,002,858	0.05		0.05		0.05		0.05		1.90		202
9.18	7.58	1,331,349	0.05		0.05		0.05		0.05		2.40		356
8.94	11.80	282,676	0.08		0.08		0.05		0.05		5.31		594
8.55	(7.59)	950,253	0.10		0.10		0.05		0.05		2.70		1,242

$10.24	1.02%	$91,577	0.05	%*	0.05	%*	0.05	%*	0.05	%*	3.05	%*	41%
10.25	6.27	23,398	0.05		0.05		0.05		0.05		4.20		94
10.09	3.30	8,818	0.05	*	0.51	*	0.05	*	0.51	*	3.84	*	112

$9.56	1.52%	$881,724	0.16	%*	0.16	%*	0.05	%*	0.05	%*	3.78	%*	8%
9.59	9.54	912,748	0.13		0.13		0.05		0.05		3.81		9
9.13	2.88	978,608	0.11		0.11		0.05		0.05		4.03		16
9.33	10.10	1,310,011	0.13		0.13		0.05		0.05		4.53		32
8.82	25.14	1,217,876	0.09		0.09		0.05		0.05		4.72		146
7.36	(13.94)	1,436,199	0.39		0.39		0.05		0.05		5.01		202

$10.01	0.13%	$11,093,166	0.00	%*	0.00	%*	0.00	%*	0.00	%*	0.27	%*	41%
10.01	0.34	21,169,065	0.00		0.00		0.00		0.00		0.32		184
10.02	0.34	30,750,639	0.00		0.00		0.00		0.00		0.27		84
10.02	0.41	59,498,485	0.00		0.00		0.00		0.00		0.34		40
10.01	0.46	35,523,113	0.00		0.00		0.00		0.00		0.31		125
10.01	0.41	5,586,486	0.00	*	0.00	*	0.00	*	0.00	*	0.35	*	0

$10.01	0.10%	$6,537,589	0.05	%*	0.05	%*	0.05	%*	0.05	%*	0.20	%*	30%
10.01	0.30	4,273,516	0.05		0.05		0.05		0.05		0.27		91
10.01	0.26	3,733,115	0.05		0.05		0.05		0.05		0.24		100
10.01	0.39	4,658,383	0.05		0.05		0.05		0.05		0.33		117
10.01	0.30	2,794,627	0.05	*	0.05	*	0.05	*	0.05	*	0.24	*	82

Please see footnotes on page 32.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	31

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)		Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO U.S. Government Sector Portfolio
04/01/2013 - 09/30/2013+	$9.44	$0.08		$(0.57)	$(0.49)	$(0.08)	$0.00	$0.00	$(0.08)
03/31/2013	8.80	0.15		0.64	0.79	(0.15)	0.00	0.00	(0.15)
03/31/2012	8.80	0.13		(0.04)	0.09	(0.09)	0.00	0.00	(0.09)
03/31/2011	9.54	0.22		0.74	0.96	(0.25)	(1.45)	0.00	(1.70)
03/31/2010	9.29	0.27		1.02	1.29	(0.53)	(0.51)	0.00	(1.04)
03/31/2009	12.96	0.45		0.53	0.98	(0.51)	(4.14)	0.00	(4.65)

PIMCO International Portfolio
04/01/2013 - 09/30/2013+	$4.77	$0.04		$(0.06)	$(0.02)	$(0.14)	$0.00	$0.00	$(0.14)
03/31/2013	5.12	0.10		0.27	0.37	(0.72)	0.00	0.00	(0.72)
03/31/2012	4.48	0.07		0.76	0.83	(0.19)	0.00	0.00	(0.19)
03/31/2011	4.49	0.07		0.22	0.29	(0.30)	0.00	0.00	(0.30)
03/31/2010	4.57	0.10		0.51	0.61	(0.69)	0.00	0.00	(0.69)
03/31/2009	4.58	0.14		0.00	0.14	(0.15)	0.00	0.00	(0.15)

PIMCO Short-Term Floating NAV Portfolio III
04/01/2013 - 09/30/2013+	$9.99	$0.02		$0.01	$0.03	$(0.02)	$0.00	$0.00	$(0.02)
03/31/2013	10.01	0.06		(0.02)	0.04	(0.06)	0.00	0.00	(0.06)
03/12/2012 - 03/31/2012	10.00	0.00	^	0.01	0.01	0.00	0.00	0.00	0.00

+	Unaudited
*	Annualized
**	Effective April 1, 2010, the calculation methodology of the portfolio turnover rate has been updated to exclude investments in the PIMCO Short-Term Floating NAV Portfolio.
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

32	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short		Ratio of Expenses to Average Net Assets Excluding Interest Expense, Dividends on Securities Sold Short and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$8.87	(5.20)%	$3,415,102	0.05	%*	0.05	%*	0.05	%*	0.05	%*	1.84	%*	52%
9.44	8.98	3,734,105	0.05		0.05		0.05		0.05		1.59		69
8.80	1.07	4,074,397	0.05		0.05		0.05		0.05		1.42		569
8.80	9.99	4,877,476	0.06		0.06		0.05		0.05		2.22		333
9.54	14.35	4,016,293	0.06		0.06		0.05		0.05		2.83		656
9.29	9.05	3,188,005	0.11		0.11		0.05		0.05		3.92		664

$4.61	(0.50)%	$1,813,494	0.12	%*	0.12	%*	0.12	%*	0.12	%*	1.47	%*	48%
4.77	7.55	2,053,278	0.19		0.19		0.12		0.12		2.01		175
5.12	18.88	2,153,299	0.12		0.12		0.12		0.12		1.54		419
4.48	6.46	2,178,538	0.12		0.12		0.12		0.12		1.51		413
4.49	14.96	2,673,135	0.12		0.12		0.12		0.12		2.31		336
4.57	3.45	1,839,174	0.12		0.12		0.12		0.12		3.33		779

$10.00	0.19%	$51,610,733	0.00	%*	0.00	%*	0.00	%*	0.00	%*	0.44	%*	60%
9.99	0.44	19,768,175	0.00		0.00		0.00		0.00		0.61		319
10.01	0.06	856,978	0.00	*	0.00	*	0.00	*	0.00	*	0.25	*	0

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	33

Statements of Assets and Liabilities

(Amounts in thousands, except per share amounts)	PIMCO Asset-Backed Securities Portfolio	PIMCO Developing Local Markets Portfolio	PIMCO Emerging Markets Portfolio	PIMCO FX Strategy Portfolio	PIMCO High Yield Portfolio	PIMCO Investment Grade Corporate Portfolio	PIMCO Long Duration Corporate Bond Portfolio

Assets:
Investments, at value
Investments in securities*	$1,237,075	$77,170	$803,342	$6,021	$755,056	$2,910,310	$17,084,159
Investments in Affiliates	162	32,762	235,515	6,977	13,789	754,520	42,087
Financial Derivative Instruments
Exchange-traded or centrally cleared	16	0	1	0	279	478	1,721
Over the counter	1,311	2,057	21,139	275	1,294	24,189	67,638
Cash	55	0	281	0	7,435	426	3,700
Deposits with counterparty	0	0	1,459	0	10,414	23,278	33,916
Foreign currency, at value	0	64	621	14	420	9	9,614
Receivable for investments sold	74,858	79	7,125	31	8,898	86,431	127,794
Receivable for Portfolio shares sold	180	0	240	0	3,660	1,150	90,800
Interest and dividends receivable	4,321	1,485	10,587	3	13,227	33,412	209,445
Dividends receivable from Affiliates	1	7	52	1	2	151	82
Other assets	19	0	0	0	0	0	37
	1,317,998	113,624	1,080,362	13,322	814,474	3,834,354	17,670,993

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$171,470	$0	$0	$0	$210,411	$4,501	$181,886
Payable for sale-buyback transactions	91,627	0	0	0	0	0	54,205
Payable for floating rate notes issued	0	0	0	0	0	0	0
Payable for short sales	17,095	0	0	0	17,346	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	0	35	0	125	290	4,855
Over the counter	4,794	7,075	37,331	344	7,131	8,389	116,418
Payable for investments purchased	60,407	1,382	3,701	24	22,757	54,651	283,518
Payable for investments in Affiliates purchased	1	7	52	2	2	151	82
Deposits from counterparty	2,400	1,720	10,932	395	331	19,239	20,081
Payable for Portfolio shares redeemed	3,447	0	4,572	0	3,024	25,490	0
Dividends payable	0	0	0	0	0	0	0
Overdraft due to custodian	0	2,018	0	2	0	0	0
Accrued investment advisory fees	15	1	15	0	8	56	248
Accrued supervisory and administrative fees	22	8	78	0	13	84	373
Reimbursement to PIMCO	0	0	0	0	0	0	0
Other liabilities	0	0	0	0	0	0	2
	351,278	12,211	56,716	767	261,148	112,851	661,668

Net Assets	$966,720	$101,413	$1,023,646	$12,555	$553,326	$3,721,503	$17,009,325

Net Assets Consist of:
Paid in capital	$961,329	$192,895	$1,064,662	$13,056	$707,747	$3,311,482	$16,777,813
Undistributed (overdistributed) net investment income	12,835	1,700	(240)	930	11,972	18,037	112,379
Accumulated undistributed net realized gain (loss)	(1,172)	(77,470)	5,183	(1,360)	(173,268)	199,439	179,843
Net unrealized appreciation (depreciation)	(6,272)	(15,712)	(45,959)	(71)	6,875	192,545	(60,710)
	$966,720	$101,413	$1,023,646	$12,555	$553,326	$3,721,503	$17,009,325

Shares Issued and Outstanding	80,335	19,047	101,116	1,470	73,459	334,949	1,492,258

Net Asset Value and Redemption Price Per Share Outstanding	$12.03	$5.32	$10.12	$8.54	$7.53	$11.11	$11.40

Cost of Investments in Securities	$1,243,447	$87,898	$822,950	$6,020	$741,953	$2,726,456	$17,143,232
Cost of Investments in Affiliates	$162	$32,759	$235,497	$6,976	$13,788	$754,637	$42,086
Cost of Foreign Currency Held	$0	$65	$623	$14	$415	$8	$9,600
Proceeds Received on Short Sales	$17,011	$0	$0	$0	$15,621	$0	$0
Cost or Premiums of Financial Derivative Instruments, net	$(5,192)	$0	$12,764	$14	$87	$4,783	$(45,386)

* Includes repurchase agreements of:	$1,623	$2,382	0	$138	$13,339	$3,972	$2,434

34	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2013 (Unaudited)

PIMCO Low Duration Portfolio	PIMCO Moderate Duration Portfolio	PIMCO Mortgage Portfolio	PIMCO Municipal Sector Portfolio	PIMCO Real Return Portfolio	PIMCO Senior Floating Rate Portfolio	PIMCO Short-Term Portfolio	PIMCO Short-Term Floating NAV Portfolio	PIMCO Short-Term Floating NAV Portfolio II	PIMCO U.S. Government Sector Portfolio

$321,590	$585,090	$8,913,872	$245,844	$3,075,380	$106,624	$945,706	$11,527,987	$6,498,601	$3,395,378
0	0	243	168	63,903	37,920	22,653	0	0	186

1	7	0	0	227	0	1	0	0	3,189
4	0	15,685	0	2,589	0	462	0	0	0
11	1	3,126	0	1	110	0	2,871	60,343	0
21	430	0	0	328	0	763	1,400	0	16,839
0	0	0	0	1,084	0	0	0	0	0
9,567	53,161	6,226,691	10,284	37,609	1,435	1,615	0	0	42,350
0	0	2,100	80	1,020	0	170	0	83,700	1,210
546	1,532	17,680	4,048	9,914	113	2,808	20,023	9,266	11,387
0	0	59	1	10	6	4	0	0	0
0	0	36	0	0	0	0	0	0	0
331,740	640,221	15,179,492	260,425	3,192,065	146,208	974,182	11,552,281	6,651,910	3,470,539

$0	$0	$114,000	$0	$243,456	$0	$88,840	$0	$0	$0
0	0	120,866	0	0	0	0	0	0	0
0	0	0	1,676	0	0	0	0	0	0
0	0	1,573,968	0	0	0	0	0	0	27,350

1	3	0	0	61	0	29	0	0	0
76	81	3,604	0	7,849	0	315	0	0	0
23,408	142,951	7,383,760	5,097	48,955	54,621	21	459,115	104,628	1,700
0	0	59	1	10	6	4	0	0	0
0	1,510	64,258	0	1,573	0	130	0	0	2,722
0	0	40,795	1,487	19,488	0	3,084	0	9,432	22,976
0	0	0	0	0	0	0	0	12	0
0	0	0	0	0	0	1	0	0	559
4	7	96	4	44	1	14	0	100	52
7	11	144	6	66	2	20	0	149	78
1	1	0	0	0	1	0	0	0	0
0	0	0	5	0	0	0	0	0	0
23,497	144,564	9,301,550	8,276	321,502	54,631	92,458	459,115	114,321	55,437

$308,243	$495,657	$5,877,942	$252,149	$2,870,563	$91,577	$881,724	$11,093,166	$6,537,589	$3,415,102

$311,120	$501,611	$6,065,956	$218,706	$2,913,292	$91,591	$1,233,983	$11,090,208	$6,536,604	$3,596,970
476	533	(19,229)	8,173	(11,928)	92	12,695	137	(4)	10,738
(3,014)	(7,145)	(149,705)	10,068	(5,410)	88	(368,204)	138	(100)	(197,327)
(339)	658	(19,080)	15,202	(25,391)	(194)	3,250	2,683	1,089	4,721
$308,243	$495,657	$5,877,942	$252,149	$2,870,563	$91,577	$881,724	$11,093,166	$6,537,589	$3,415,102

31,189	50,965	549,709	30,849	316,602	8,942	92,216	1,108,566	653,039	384,968

$9.88	$9.73	$10.69	$8.17	$9.07	$10.24	$9.56	$10.01	$10.01	$8.87

$321,896	$584,040	$8,919,948	$231,396	$3,100,385	$106,821	$943,633	$11,525,304	$6,497,512	$3,421,609
$0	$0	$243	$168	$63,903	$37,917	$22,653	$0	$0	$186
$0	$0	$0	$0	$1,074	$0	$0	$0	$0	$0
$0	$0	$1,560,861	$0	$0	$0	$0	$0	$0	$26,494
$(55)	$(121)	$12,012	$0	$(1,385)	$0	$(175)	$0	$0	$0

$14,500	$28,119	$15,000	$349	$2,390	$13,792	$782	$1,435,060	$1,496,406	$914,742

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	35

Consolidated Statements of Assets and Liabilities

September 30, 2013 (Unaudited)

(Amounts in thousands, except per share amounts)	PIMCO International Portfolio	PIMCO Short-Term Floating NAV Portfolio III

Assets:
Investments, at value
Investments in securities*	$1,323,018	$52,070,369
Investments in Affiliates	492,994	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	882	0
Over the counter	6,408	54,934
Cash	1	19,529
Deposits with counterparty	26	0
Foreign currency, at value	38,912	2,800
Receivable for investments sold	4,251	4,117,850
Receivable for Portfolio shares sold	630	40,100
Interest and dividends receivable	12,058	106,774
Dividends receivable from Affiliates	108	0
	1,879,288	56,412,356

Liabilities:
Borrowings & Other Financing Transactions
Payable for short sales	$0	$3,772,825
Financial Derivative Instruments
Exchange-traded or centrally cleared	318	0
Over the counter	13,699	89,293
Payable for investments purchased	34,622	880,303
Payable for investments in Affiliates purchased	108	0
Deposits from counterparty	4,815	59,197
Payable for Portfolio shares redeemed	12,063	0
Accrued investment advisory fees	28	0
Accrued supervisory and administrative fees	141	0
Other liabilities	0	5
	65,794	4,801,623

Net Assets	$1,813,494	$51,610,733

Net Assets Consist of:
Paid in capital	$1,877,100	$51,604,946
Undistributed net investment income	10,381	25,662
Accumulated undistributed net realized gain (loss)	(70,361)	2,974
Net unrealized (depreciation)	(3,626)	(22,849)
	$1,813,494	$51,610,733

Shares Issued and Outstanding	393,330	5,163,158

Net Asset Value and Redemption Price Per Share Outstanding	$4.61	$10.00
Cost of Investments in Securities	$1,308,060	$51,927,062
Cost of Investments in Affiliates	$492,989	$0
Cost of Foreign Currency Held	$38,922	$2,872
Proceeds Received on Short Sales	$0	$3,640,976
Cost or Premiums of Financial Derivative Instruments, net	$837	$0

* Includes repurchase agreements of:	$12,331	$2,433,862

36	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Statements of Operations

Six Months Ended September 30, 2013 (Unaudited)
(Amounts in thousands)	PIMCO Asset-Backed Securities Portfolio	PIMCO Developing Local Markets Portfolio	PIMCO Emerging Markets Portfolio	PIMCO FX Strategy Portfolio	PIMCO High Yield Portfolio

Investment Income:
Interest	$17,637	$4,533	$26,053	$2	$23,680
Dividends	0	0	0	0	1,022
Dividends in Investments in Affiliates	15	76	365	19	26
Total Income	17,652	4,609	26,418	21	24,728

Expenses:
Investment advisory fees	95	17	112	2	60
Supervisory and administrative fees	143	85	561	3	90
Dividends on short sales	0	0	0	0	39
Interest expense	262	3	19	0	561
Total Expenses	500	105	692	5	750

Net Investment Income	17,152	4,504	25,726	16	23,978

Net Realized Gain (Loss):
Investments in securities	(92)	(9,764)	(6,935)	1	14,334
Investments in Affiliates	(10)	(5)	(387)	(2)	(2)
Exchange-traded or centrally cleared financial derivative instruments	0	0	174	0	(18,887)
Over the counter financial derivative instruments	692	6,314	32,917	(2,487)	(4,194)
Short sales	0	0	0	0	(70)
Foreign currency	0	(755)	(1,581)	1,158	(185)
Net Realized Gain (Loss)	590	(4,210)	24,188	(1,330)	(9,004)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(1,281)	(8,779)	(70,275)	2	(20,154)
Investments in Affiliates	(1)	(1)	370	(1)	(1)
Exchange-traded or centrally cleared financial derivative instruments	(1,404)	0	2,463	0	11,686
Over the counter financial derivative instruments	(421)	(7,277)	(26,293)	(190)	(3,216)
Short sales	0	0	0	0	(437)
Foreign currency assets and liabilities	0	66	342	58	68
Net Change in Unrealized (Depreciation)	(3,107)	(15,991)	(93,393)	(131)	(12,054)
Net (Loss)	(2,517)	(20,201)	(69,205)	(1,461)	(21,058)

Net Increase (Decrease) in Net Assets Resulting from Operations	$14,635	$(15,697)	$(43,479)	$(1,445)	$2,920

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	37

Statements of Operations (Cont.)

Six Months Ended September 30, 2013 (Unaudited)
(Amounts in thousands)	PIMCO Investment Grade Corporate Portfolio	PIMCO Long Duration Corporate Bond Portfolio	PIMCO Low Duration Portfolio	PIMCO Moderate Duration Portfolio	PIMCO Mortgage Portfolio

Investment Income:
Interest	$73,767	$376,495	$1,051	$2,182	$50,186
Dividends	1,126	424	0	0	0
Dividends from Investments in Affiliates	827	474	60	0	1,265
Miscellaneous income	0	4	0	0	0
Total Income	75,720	377,397	1,111	2,182	51,451

Expenses:
Investment advisory fees	393	1,563	27	35	670
Supervisory and administrative fees	589	2,344	41	52	1,005
Interest expense	18	398	2	2	44
Miscellaneous expense	0	0	1	1	0
Total Expenses	1,000	4,305	71	90	1,719

Net Investment Income	74,720	373,092	1,040	2,092	49,732

Net Realized Gain (Loss):
Investments in securities	108,001	(188)	(2,873)	(7,772)	(96,719)
Investments in Affiliates	(14)	3	(90)	0	(422)
Exchange-traded or centrally cleared financial derivative instruments	(5,249)	62,417	146	737	0
Over the counter financial derivative instruments	18,192	(20,260)	13	121	512
Foreign currency	0	1,328	0	0	0
Net Realized Gain (Loss)	120,930	43,300	(2,804)	(6,914)	(96,629)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(209,757)	(1,253,462)	(1,326)	187	(27,582)
Investments in Affiliates	91	(30)	83	0	430
Exchange-traded or centrally cleared financial derivative instruments	(2,168)	(23,011)	59	(401)	0
Over the counter financial derivative instruments	(9,290)	(104,512)	(6)	(16)	1,882
Foreign currency assets and liabilities	1	851	0	0	0
Net Change in Unrealized Appreciation (Depreciation)	(221,123)	(1,380,164)	(1,190)	(230)	(25,270)
Net Gain (Loss)	(100,193)	(1,336,864)	(3,994)	(7,144)	(121,899)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(25,473)	$(963,772)	$(2,954)	$(5,052)	$(72,167)

38	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

PIMCO Municipal Sector Portfolio	PIMCO Real Return Portfolio	PIMCO Senior Floating Rate Portfolio	PIMCO Short-Term Portfolio	PIMCO Short-Term Floating NAV Portfolio	PIMCO Short-Term Floating NAV Portfolio II	PIMCO U.S. Government Sector Portfolio

$7,441	$42,669	$475	$17,657	$21,905	$7,245	$34,192
0	0	0	34	0	0	0
7	23	10	22	0	0	1
0	0	0	0	0	0	0
7,448	42,692	485	17,713	21,905	7,245	34,193

31	314	3	90	0	571	362
46	470	4	135	0	856	543
18	118	0	516	4	6	61
0	0	1	0	0	0	0
95	902	8	741	4	1,433	966

7,353	41,790	477	16,972	21,901	5,812	33,227

123	(5,361)	55	(663)	(260)	(417)	(113,618)
0	5	1	0	0	0	0
(775)	(8,070)	0	0	0	0	(54,803)
(560)	8,252	0	(41)	0	0	0
0	(367)	0	0	0	0	0
(1,212)	(5,541)	56	(704)	(260)	(417)	(168,421)

(25,879)	(257,760)	(379)	(2,450)	395	443	(82,278)
(1)	(7)	3	0	0	0	0
198	3,738	0	965	0	0	15,037
511	(7,059)	0	(197)	0	0	0
0	29	0	0	0	0	0
(25,171)	(261,059)	(376)	(1,682)	395	443	(67,241)
(26,383)	(266,600)	(320)	(2,386)	135	26	(235,662)

$(19,030)	$(224,810)	$157	$14,586	$22,036	$5,838	$(202,435)

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	39

Consolidated Statements of Operations

Six Months Ended September 30, 2013 (Unaudited)
(Amounts in thousands)	PIMCO International Portfolio	PIMCO Short-Term Floating NAV Portfolio III

Investment Income:
Interest	$15,100	$81,732
Dividends from Investments in Affiliates	569	0
Miscellaneous income	1	0
Total Income	15,670	81,732

Expenses:
Investment advisory fees	197	0
Supervisory and administrative fees	984	0
Interest expense	33	64
Total Expenses	1,214	64
Waiver and/or Reimbursement by PIMCO	(2)	0
Net Expenses	1,212	64

Net Investment Income	14,458	81,668

Net Realized Gain (Loss):
Investments in securities	17,823	(212,642)
Investments in Affiliates	(14)	0
Exchange-traded or centrally cleared financial derivative instruments	(10,602)	0
Over the counter financial derivative instruments	(6,871)	282,628
Foreign currency	7,858	(67,008)
Net Realized Gain	8,194	2,978

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	10,594	19,293
Investments in Affiliates	(4)	0
Exchange-traded or centrally cleared financial derivative instruments	(11,252)	0
Over the counter financial derivative instruments	(30,565)	(32,922)
Foreign currency assets and liabilities	(1,344)	140
Net Change in Unrealized (Depreciation)	(32,571)	(13,489)
Net (Loss)	(24,377)	(10,511)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(9,919)	$71,157

40	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO Asset-Backed Securities Portfolio		PIMCO Developing Local Markets Portfolio		PIMCO Emerging Markets Portfolio		PIMCO FX Strategy Portfolio

(Amounts in thousands)	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$17,152	$27,451	$4,504	$11,140	$25,726	$50,679	$16	$105
Net realized gain (loss)	590	5,806	(4,210)	27,756	24,188	94,637	(1,330)	1,073
Net change in unrealized appreciation (depreciation)	(3,107)	76,568	(15,991)	(5,856)	(93,393)	(42,141)	(131)	510
Net increase (decrease) resulting from operations	14,635	109,825	(15,697)	33,040	(43,479)	103,175	(1,445)	1,688

Distributions to Shareholders:
From net investment income	(17,000)	(26,960)	(2,000)	(5,254)	(27,000)	(80,758)	(1,035)	(50)
From net realized capital gains	0	(2,695)	0	0	0	0	0	0

Total Distributions	(17,000)	(29,655)	(2,000)	(5,254)	(27,000)	(80,758)	(1,035)	(50)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	185,638	89,709	(81,213)	(21,944)	(138,097)	76,271	(12,820)	(8,323)

Total Increase (Decrease) in Net Assets	183,273	169,879	(98,910)	5,842	(208,576)	98,688	(15,300)	(6,685)

Net Assets:
Beginning of period	783,447	613,568	200,323	194,481	1,232,222	1,133,534	27,855	34,540
End of period*	$966,720	$783,447	$101,413	$200,323	$1,023,646	$1,232,222	$12,555	$27,855

*Including undistributed (overdistributed) net investment income of:	$12,835	$12,683	$1,700	$(804)	$(240)	$1,034	$930	$1,949

**	See note 13 in the Notes to Financial Statements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	41

Statements of Changes in Net Assets (Cont.)

	PIMCO High Yield Portfolio		PIMCO Investment Grade Corporate Portfolio		PIMCO Long Duration Corporate Bond Portfolio		PIMCO Low Duration Portfolio

(Amounts in thousands)	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013	Six Months Ended September 30, 2013 (Unaudited)	Period from May 31, 2012 to March 31, 2013

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$23,978	$57,237	$74,720	$183,090	$373,092	$630,467	$1,040	$1,350
Net realized gain (loss)	(9,004)	(18,850)	120,930	146,937	43,300	532,565	(2,804)	176
Net change in unrealized appreciation (depreciation)	(12,054)	48,516	(221,123)	179,172	(1,380,164)	520,521	(1,190)	851
Net increase (decrease) resulting from operations	2,920	86,903	(25,473)	509,199	(963,772)	1,683,553	(2,954)	2,377

Distributions to Shareholders:
From net investment income	(30,000)	(57,964)	(85,002)	(202,743)	(425,003)	(709,255)	(950)	(1,350)
From net realized capital gains	0	0	0	(56,068)	0	(303,668)	0	0

Total Distributions	(30,000)	(57,964)	(85,002)	(258,811)	(425,003)	(1,012,923)	(950)	(1,350)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(61,121)	51,617	(565,713)	185,982	3,909,182	2,830,546	55,143	255,977

Total Increase (Decrease) in Net Assets	(88,201)	80,556	(676,188)	436,370	2,520,407	3,501,176	51,239	257,004

Net Assets:
Beginning of period	641,527	560,971	4,397,691	3,961,321	14,488,918	10,987,742	257,004	0
End of period*	$553,326	$641,527	$3,721,503	$4,397,691	$17,009,325	$14,488,918	$308,243	$257,004

*Including undistributed (overdistributed) net investment income of:	$11,972	$17,994	$18,037	$28,319	$112,379	$164,290	$476	$386

**	See note 13 in the Notes to Financial Statements.

42	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

PIMCO Moderate Duration Portfolio		PIMCO Mortgage Portfolio		PIMCO Municipal Sector Portfolio		PIMCO Real Return Portfolio		PIMCO Senior Floating Rate Portfolio

Six Months Ended September 30, 2013 (Unaudited)	Period from July 31, 2012 to March 31, 2013	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013

$2,092	$1,028	$49,732	$134,410	$7,353	$17,879	$41,790	$41,096	$477	$396
(6,914)	181	(96,629)	83,637	(1,212)	10,034	(5,541)	68,348	56	52
(230)	888	(25,270)	70,855	(25,171)	6,830	(261,059)	108,628	(376)	140
(5,052)	2,097	(72,167)	288,902	(19,030)	34,743	(224,810)	218,072	157	588

(1,800)	(1,200)	(89,997)	(257,520)	(9,000)	(16,074)	(39,998)	(66,793)	(425)	(425)
0	0	0	(64,462)	0	(5,918)	0	(63,438)	0	(10)

(1,800)	(1,200)	(89,997)	(321,982)	(9,000)	(21,992)	(39,998)	(130,231)	(425)	(435)

219,166	282,446	(1,573,871)	121,230	(79,261)	(52,938)	(467,266)	511,938	68,447	14,427

212,314	283,343	(1,736,035)	88,150	(107,291)	(40,187)	(732,074)	599,779	68,179	14,580

283,343	0	7,613,977	7,525,827	359,440	399,627	3,602,637	3,002,858	23,398	8,818
$495,657	$283,343	$5,877,942	$7,613,977	$252,149	$359,440	$2,870,563	$3,602,637	$91,577	$23,398

$533	$241	$(19,229)	$21,036	$8,173	$9,820	$(11,928)	$(13,720)	$92	$40

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	43

Statements of Changes in Net Assets (Cont.)

	PIMCO Short-Term Portfolio		PIMCO Short-Term Floating NAV Portfolio		PIMCO Short-Term Floating NAV Portfolio II		PIMCO U.S. Government Sector Portfolio

(Amounts in thousands)	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$16,972	$36,165	$21,901	$63,918	$5,812	$10,942	$33,227	$62,803
Net realized gain (loss)	(704)	2,079	(260)	2,815	(417)	490	(168,421)	141,310
Net change in unrealized appreciation (depreciation)	(1,682)	48,572	395	(1,885)	443	244	(67,241)	145,150
Net increase (decrease) resulting from operations	14,586	86,816	22,036	64,848	5,838	11,676	(202,435)	349,263

Distributions to Shareholders:
From net investment income	(16,000)	(38,937)	(21,952)	(63,949)	(5,812)	(10,960)	(31,001)	(60,231)
From net realized capital gains	0	0	0	(13,230)	0	(398)	0	0

Total Distributions	(16,000)	(38,937)	(21,952)	(77,179)	(5,812)	(11,358)	(31,001)	(60,231)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(29,610)	(113,739)	(10,075,983)	(9,569,243)	2,264,047	540,083	(85,567)	(629,324)

Total Increase (Decrease) in Net Assets	(31,024)	(65,860)	(10,075,899)	(9,581,574)	2,264,073	540,401	(319,003)	(340,292)

Net Assets:
Beginning of period	912,748	978,608	21,169,065	30,750,639	4,273,516	3,733,115	3,734,105	4,074,397
End of period*	$881,724	$912,748	$11,093,166	$21,169,065	$6,537,589	$4,273,516	$3,415,102	$3,734,105

*Including undistributed (overdistributed) net investment income of:	$12,695	$11,723	$137	$188	$(4)	$(4)	$10,738	$8,512

**	See note 13 in the Notes to Financial Statements.

44	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Consolidated Statements of Changes in Net Assets

	PIMCO International Portfolio		PIMCO Short-Term Floating NAV Portfolio III

(Amounts in thousands)	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$14,458	$42,275	$81,668	$75,940
Net realized gain (loss)	8,194	58,988	2,978	(7,781)
Net change in unrealized appreciation (depreciation)	(32,571)	52,478	(13,489)	(9,417)
Net increase (decrease) resulting from operations	(9,919)	153,741	71,157	58,742

Distributions to Shareholders:
From net investment income	(54,997)	(292,822)	(55,351)	(72,969)

Total Distributions	(54,997)	(292,822)	(55,351)	(72,969)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(174,868)	39,060	31,826,752	18,925,424

Total Increase (Decrease) in Net Assets	(239,784)	(100,021)	31,842,558	18,911,197

Net Assets:
Beginning of period	2,053,278	2,153,299	19,768,175	856,978
End of period*	$1,813,494	$2,053,278	$51,610,733	$19,768,175

*Including undistributed (overdistributed) net investment income of:	$10,381	$50,920	$25,662	$(655)

**	See note 13 in the Notes to Financial Statements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	45

Statements of Cash Flows

Six Months Ended September 30, 2013 (Unaudited)
(Amounts in thousands)	PIMCO Asset-Backed Securities Portfolio	PIMCO High Yield Portfolio	PIMCO Short-Term Portfolio

Cash flows provided by (used for) operating activities:

Net increase in net assets resulting from operations	$14,635	$2,920	$14,586

Adjustments to reconcile net increase in net assets from operations to net cash provided by (used for) operating activities:
(Proceeds) purchases of long-term securities	482,155	(309,262)	(82,379)
(Purchases) proceeds from sales of long-term securities	(620,563)	391,959	263,708
(Purchases) proceeds from sales of short-term portfolio investments, net	14,436	(5,696)	(15,800)
(Increase) decrease in deposits with counterparty	0	4,046	(430)
(Increase) decrease in receivable for investments sold	(14,203)	7,498	20,327
(Increase) decrease in interest and dividends receivable	(95)	2,235	750
(Increase) decrease in exchange-traded or centrally cleared derivatives	(1,342)	(7,964)	949
(Increase) in over the counter derivatives	(1,779)	(6,929)	(41)
(Decrease) increase in payable for investments purchased	(30,854)	(9,437)	21
(Decrease) in deposits from counterparty	(945)	(1,794)	(520)
Increase (decrease) in accrued investment advisory fees	2	(3)	(2)
Increase (decrease) in accrued supervisory and administrative fees	2	(3)	(3)
Proceeds from on short sales transactions, net	17,011	7,909	0
Payments on currency transactions	0	(185)	0
Net Realized (Gain) Loss
Investments in securities	92	(14,264)	663
Investments in Affiliates	10	2	0
Exchange-traded or centrally cleared financial derivative instruments	0	18,887	0
Over the counter financial derivative instruments	(692)	4,194	41
Foreign currency	0	185	0
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	1,281	20,591	2,450
Investments in Affiliates	1	1	0
Exchange-traded or centrally cleared financial derivative instruments	1,404	(11,686)	(965)
Over the counter financial derivative instruments	421	3,216	197
Foreign currency assets and liabilities	0	0	0
Net amortization (accretion) on investments	(705)	269	(941)
Net cash provided by (used for) operating activities	(139,728)	96,689	202,611

Cash flows received from (used for) financing activities:
Proceeds from shares sold	292,293	32,860	122,665
Payment on shares redeemed	(119,939)	(103,799)	(168,866)
Increase in overdraft due to custodian	0	0	1
Cash dividend paid*	(2,499)	(1,508)	(372)
Proceeds from reverse repurchase agreements	1,017,952	534,492	685,182
Payments on reverse repurchase agreements	(1,090,491)	(551,725)	(841,222)
Proceeds from sale-buyback transactions	1,955,052	0	0
Payments on sale-buyback transactions	(1,913,007)	0	0
Proceeds from deposits from counterparty	260	0	0
Payments on deposits from counterparty	0	(100)	0
Net cash received from (used for) financing activities	139,621	(89,780)	(202,612)

Net Increase (Decrease) in Cash and Foreign Currency	(107)	6,909	(1)

Cash and Foreign Currency:
Beginning of period	162	946	1
End of period	$55	$7,855	$0

* Reinvestment of dividends	$16,691	$28,492	$15,628

Supplemental disclosure of cash flow information:
Interest expense paid during the period	$93	$521	$600

46	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO Asset-Backed Securities Portfolio

September 30, 2013 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 128.0%

CORPORATE BONDS & NOTES 1.9%

BANKING & FINANCE 0.7%
Citigroup, Inc.
1.718% due 01/13/2014 (c)	$5,600	$5,620
Preferred Term Securities Ltd.
0.804% due 03/24/2034	1,447	1,122

		6,742

INDUSTRIALS 1.2%
CVS Pass-Through Trust
5.880% due 01/10/2028 (c)	1,570	1,724
Times Square Hotel Trust
8.528% due 08/01/2026 (c)	6,070	8,175
UAL Pass-Through Trust
6.636% due 01/02/2024 (c)	1,432	1,490

		11,389

Total Corporate Bonds & Notes (Cost $16,170)		18,131

MUNICIPAL BONDS & NOTES 0.4%

TEXAS 0.1%
North Texas Higher Education Authority, Inc. Revenue Bonds, Series 2011
1.374% due 04/01/2040	1,012	1,029

WEST VIRGINIA 0.3%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	3,550	2,806

Total Municipal Bonds & Notes (Cost $4,355)		3,835

U.S. GOVERNMENT AGENCIES 8.3%
Fannie Mae
0.239% due 07/25/2037 (c)	5,270	4,919
0.309% due 03/25/2036	89	82
0.419% due 08/25/2031 - 05/25/2032	297	273
0.580% due 09/17/2027	4	4
0.629% due 06/25/2021 - 02/25/2033	338	339
0.679% due 01/25/2020 - 03/25/2022	71	71
0.729% due 12/25/2021	12	12
0.779% due 11/18/2031	7	7
0.829% due 11/25/2031	124	125
0.879% due 04/25/2022	11	11
0.929% due 05/25/2022	22	22
1.029% due 05/25/2018 - 10/25/2020	49	49
1.079% due 08/25/2023	29	29
1.179% due 12/25/2023 - 04/25/2032	55	56
1.329% due 10/25/2022 - 09/25/2023	26	27
1.359% due 03/01/2044 - 10/01/2044	145	149
1.559% due 11/01/2030 - 10/01/2040	100	105
1.609% due 02/01/2033	382	398
1.750% due 12/25/2023	48	50
1.791% due 09/01/2033	59	62

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.844% due 03/01/2035	$54	$56
1.860% due 06/01/2033	37	39
1.949% due 07/01/2035	73	78
1.950% due 08/01/2033	125	133
2.021% due 11/01/2035	7	7
2.130% due 03/01/2030	13	13
2.139% due 04/01/2036	9	10
2.172% due 12/01/2035	40	42
2.182% due 05/01/2036	31	34
2.200% due 08/01/2033 - 02/01/2035	94	98
2.204% due 10/01/2026 - 11/01/2040	121	123
2.231% due 02/01/2035	42	45
2.240% due 01/01/2035	26	28
2.241% due 11/01/2032	102	106
2.245% due 09/01/2030	29	30
2.250% due 03/01/2029 - 12/01/2036	135	142
2.253% due 05/01/2034	58	62
2.260% due 08/01/2032	5	6
2.267% due 03/01/2035	46	48
2.285% due 11/01/2034	45	48
2.294% due 04/01/2018	5	5
2.310% due 12/25/2021	4	4
2.317% due 09/01/2033	21	22
2.324% due 12/01/2033	2	2
2.345% due 10/01/2031	32	32
2.360% due 07/01/2033	29	31
2.373% due 10/01/2032	33	35
2.375% due 09/01/2033	20	20
2.397% due 04/01/2033	32	34
2.400% due 01/01/2033	31	30
2.403% due 03/01/2033 - 09/01/2033	32	34
2.405% due 07/01/2034	22	22
2.440% due 03/01/2027	47	49
2.442% due 05/25/2035	951	994
2.456% due 04/01/2034	9	9
2.465% due 05/01/2031 - 05/01/2033	115	121
2.480% due 06/01/2033	26	26
2.492% due 07/01/2033	35	37
2.496% due 11/01/2034	5	5
2.500% due 09/01/2032	22	22
2.551% due 05/01/2025	5	5
2.570% due 11/01/2024 - 03/01/2032	101	103
2.588% due 03/01/2035	24	25
2.601% due 10/01/2034	18	20
2.605% due 08/01/2035	54	58
2.627% due 12/01/2036	64	69
2.670% due 12/01/2036	61	66
2.710% due 09/01/2033	3	4
2.750% due 09/01/2015 - 01/01/2029	81	86
2.814% due 04/01/2036	51	54
2.816% due 10/01/2033	11	11
2.824% due 01/01/2037	29	31
2.838% due 06/01/2033	136	141
3.360% due 11/01/2019	16	16
3.430% due 12/01/2017	7	7
3.550% due 05/01/2036	60	63
3.560% due 02/01/2018	3	3
3.715% due 01/01/2015	2	2
3.905% due 03/01/2019	5	5
4.000% due 11/25/2033 - 11/01/2043	31,573	33,024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.250% due 10/01/2027 - 03/25/2033	$7	$7
4.500% due 05/01/2040 (c)	16,132	17,456
5.000% due 06/25/2023 - 11/25/2032	459	473
5.062% due 12/01/2014	1	1
5.370% due 08/25/2043	178	183
5.500% due 04/25/2017 - 09/25/2035	1,948	2,193
6.440% due 07/01/2036	702	800
6.500% due 06/25/2028	55	60
6.510% due 08/01/2036	999	1,141
6.591% due 05/25/2037 (a)	4,801	778
6.770% due 01/18/2029	67	69
7.000% due 02/01/2019 - 07/25/2042	31	34
7.500% due 08/25/2021 - 07/25/2022	59	68
7.875% due 11/01/2018	5	5
8.500% due 05/01/2017 - 04/01/2032	242	268
9.375% due 04/01/2016	39	42
15.421% due 08/25/2021	32	43
Freddie Mac
0.432% due 10/15/2032	26	26
0.439% due 08/25/2031	121	119
0.532% due 12/15/2029	26	26
0.539% due 10/25/2029	2	1
0.632% due 12/15/2031	11	11
0.732% due 04/15/2022 - 08/15/2031	38	39
0.832% due 03/15/2020	15	15
0.882% due 06/15/2022	24	24
1.120% due 05/15/2023	39	40
1.132% due 02/15/2021	10	10
1.282% due 05/15/2023	13	13
1.310% due 09/25/2023	552	558
1.359% due 10/25/2044 - 02/25/2045	5,842	6,012
1.554% due 07/25/2044	1,341	1,366
1.625% due 02/01/2017	2	2
2.067% due 09/01/2035	29	30
2.261% due 03/01/2028	6	6
2.276% due 11/01/2027	83	83
2.277% due 10/01/2034	53	55
2.295% due 09/01/2028	23	23
2.310% due 02/01/2022	8	9
2.313% due 02/01/2035	46	48
2.330% due 10/15/2022	15	16
2.333% due 04/01/2032	153	153
2.348% due 04/01/2033	5	5
2.355% due 08/01/2029 - 12/01/2033	130	137
2.360% due 03/01/2034	69	72
2.361% due 04/01/2034	57	60
2.365% due 11/01/2023	6	6
2.375% due 08/01/2032	5	5
2.377% due 11/01/2034	92	96
2.387% due 11/01/2034	88	92
2.395% due 01/01/2035	15	16
2.398% due 02/01/2035	94	100
2.404% due 10/01/2033	7	8
2.407% due 09/01/2033	110	117
2.437% due 02/01/2026	7	8
2.481% due 08/01/2023	22	23
2.531% due 03/01/2032	98	105
2.543% due 02/01/2035	20	21
2.548% due 09/01/2035	28	30

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	47

Schedule of Investments PIMCO Asset-Backed Securities Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.550% due 08/01/2030	$39	$39
2.553% due 02/01/2035	53	56
2.556% due 04/01/2036	59	62
2.561% due 01/01/2035	52	56
2.565% due 03/01/2030	30	31
2.612% due 01/01/2035	41	41
2.617% due 07/01/2037	66	70
2.624% due 02/01/2036	45	48
2.722% due 04/01/2035	172	173
2.781% due 01/01/2032	7	8
2.850% due 03/01/2033	11	11
4.000% due 10/15/2033	195	208
4.500% due 05/15/2018 - 09/15/2018	106	115
5.000% due 08/15/2019 - 02/15/2036	789	869
5.427% due 05/01/2026	30	29
5.500% due 05/15/2036	84	92
5.842% due 08/01/2031	127	133
6.500% due 10/15/2013 - 07/25/2043	844	959
7.000% due 06/15/2029	65	78
7.500% due 02/15/2023 - 01/15/2031	25	29
8.000% due 03/15/2023	38	44
9.250% due 11/15/2019	5	6
9.500% due 04/15/2020	8	9
Ginnie Mae
0.580% due 02/20/2029	2	2
1.625% due 01/20/2023 - 10/20/2033	346	361
1.750% due 07/20/2029 - 09/20/2033	126	132
2.000% due 04/20/2017 - 07/20/2030	158	164
2.125% due 01/20/2034	47	49
3.000% due 04/20/2018 - 04/20/2019	17	18
4.000% due 04/20/2016 - 04/20/2019	12	12

Total U.S. Government Agencies (Cost $77,761)		80,376

U.S. TREASURY OBLIGATIONS 21.5%
U.S. Treasury Bonds
9.875% due 11/15/2015 (c)(e)(g)	14,800	17,783
U.S. Treasury Notes
1.250% due 08/31/2015 (c)(e)(g)	37,000	37,668
1.500% due 08/31/2018 (c)	12,100	12,184
2.125% due 12/31/2015 (c)(e)	42,000	43,636
2.375% due 08/31/2014 (g)	97	99
3.125% due 10/31/2016 (c)	90,100	96,812

Total U.S. Treasury Obligations (Cost $209,701)		208,182

MORTGAGE-BACKED SECURITIES 57.0%
Adjustable Rate Mortgage Trust
0.459% due 11/25/2035	3,281	2,871
American Home Mortgage Investment Trust
2.373% due 06/25/2045	8,760	8,584
2.393% due 02/25/2045	244	244
Banc of America Alternative Loan Trust
6.000% due 04/25/2037	7,444	5,117
Banc of America Funding Corp.
2.277% due 01/26/2037	142	143
2.614% due 09/20/2046	3,385	2,743
5.568% due 01/20/2047 ^	37	30

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banc of America Large Loan Trust
2.482% due 11/15/2015	$13,253	$13,279
Banc of America Mortgage Trust
2.623% due 07/25/2033	329	324
2.747% due 05/25/2033	151	148
2.807% due 06/25/2035	2,385	2,280
2.830% due 06/25/2034	224	222
2.981% due 12/25/2033	246	243
3.022% due 10/25/2035	2,044	1,858
3.129% due 11/25/2033	81	81
3.164% due 11/25/2034	233	202
3.187% due 02/25/2033	88	86
Bear Stearns Adjustable Rate Mortgage Trust
2.258% due 02/25/2036	485	388
2.430% due 10/25/2035	310	300
2.604% due 08/25/2033	45	45
2.708% due 05/25/2033	523	325
2.735% due 11/25/2030	19	19
2.757% due 10/25/2034	198	166
2.808% due 10/25/2034	111	110
2.832% due 05/25/2034	19	18
2.872% due 05/25/2047 ^	1,781	1,452
2.890% due 04/25/2034	216	206
2.907% due 07/25/2034	2	2
2.944% due 04/25/2034	1,595	1,486
2.960% due 02/25/2033	15	14
2.974% due 02/25/2034	2,155	2,104
3.040% due 05/25/2034	56	54
3.080% due 01/25/2034	139	140
Bear Stearns Alt-A Trust
2.434% due 01/25/2036 ^	1,287	892
2.475% due 12/25/2033	1,074	1,080
2.484% due 04/25/2035	189	173
2.490% due 11/25/2035 ^	3,603	2,598
2.611% due 08/25/2036 ^	2,837	1,873
2.667% due 05/25/2035	2,100	1,947
2.725% due 02/25/2036 ^	28	18
2.804% due 08/25/2036 ^	2,864	1,970
Bear Stearns Mortgage Securities, Inc.
2.493% due 06/25/2030	46	46
Bear Stearns Structured Products, Inc.
2.564% due 01/26/2036	2,362	1,831
2.759% due 12/26/2046	10,506	6,454
Bella Vista Mortgage Trust
0.430% due 05/20/2045	96	73
0.549% due 02/25/2035	13,052	8,845
CBA Commercial Small Balance Commercial Mortgage
0.459% due 12/25/2036	327	252
Charlotte Gateway Village LLC
6.410% due 12/01/2016	761	772
Chase Mortgage Finance Trust
2.885% due 12/25/2035	4,454	3,981
Chevy Chase Funding LLC
0.679% due 01/25/2035	1,006	693
Citigroup Mortgage Loan Trust, Inc.
0.509% due 12/25/2034	610	542
0.979% due 08/25/2035	535	422
2.510% due 10/25/2035	250	243
2.540% due 05/25/2035	91	89
2.622% due 08/25/2035	425	420
CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037	273	220
Commercial Mortgage Pass-Through Certificates
2.417% due 05/15/2045 (a)	15,712	1,970
Community Program Loan Trust
4.500% due 04/01/2029	382	387
Countrywide Alternative Loan Trust
0.339% due 07/25/2036	15,819	12,900

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.369% due 09/25/2046 ^	$1,414	$920
0.369% due 11/25/2046	113	77
0.375% due 12/20/2046	5,555	3,743
0.379% due 06/25/2037	1,229	955
0.380% due 07/20/2046 ^	2,063	1,157
0.390% due 03/20/2046	853	587
0.390% due 07/20/2046 ^	1,797	1,009
0.429% due 05/25/2035	331	155
0.449% due 02/25/2036	324	239
0.459% due 12/25/2035	403	325
0.469% due 11/25/2035	123	80
0.489% due 10/25/2035	175	126
0.500% due 11/20/2035	855	682
0.509% due 10/25/2035	153	115
0.510% due 11/20/2035	40,239	29,966
0.579% due 03/25/2034	9	9
0.679% due 05/25/2035	949	747
0.949% due 11/25/2035	5,925	4,515
0.964% due 08/25/2046	3,786	2,612
0.993% due 03/25/2047 ^	11,179	7,054
1.153% due 02/25/2036	1,925	1,546
1.655% due 08/25/2035	3,902	3,487
3.889% due 08/25/2036	44	44
5.500% due 11/25/2035 ^	3,978	3,412
5.500% due 03/25/2036	224	173
5.750% due 03/25/2037 ^	1,075	843
6.000% due 10/25/2032	2	2
6.250% due 12/25/2033	235	250
6.250% due 08/25/2037 ^	630	502
6.500% due 11/25/2031	189	200
Countrywide Home Loan Mortgage Pass-Through Trust
0.469% due 04/25/2035	105	82
0.479% due 03/25/2035	65	56
0.499% due 03/25/2035	6,594	5,096
0.519% due 02/25/2035	217	187
0.569% due 02/25/2035	310	177
0.579% due 08/25/2018	26	26
0.719% due 02/25/2035	497	465
1.099% due 09/25/2034	425	241
1.952% due 06/19/2031	7	7
2.423% due 02/20/2036	441	338
2.666% due 08/25/2034	4,416	4,084
2.691% due 04/25/2035 ^	224	59
2.722% due 02/20/2035	8	8
2.723% due 07/19/2033	174	168
2.783% due 02/20/2036	588	514
2.808% due 02/19/2034	52	33
2.823% due 08/25/2034	412	372
2.866% due 02/19/2034	50	50
3.002% due 05/19/2033	30	30
3.151% due 02/25/2034	238	231
4.500% due 10/25/2018	112	115
5.000% due 11/25/2018	50	52
5.500% due 08/25/2033	486	477
Credit Suisse Commercial Mortgage Trust
5.383% due 02/15/2040	487	525
Credit Suisse First Boston Mortgage Securities Corp.
0.822% due 03/25/2032	76	69
2.334% due 06/25/2033	640	626
2.385% due 07/25/2033	64	63
2.563% due 10/25/2033	410	389
2.682% due 12/25/2032	84	77
5.500% due 11/25/2035	545	469
5.750% due 04/25/2033	41	43
6.250% due 07/25/2035	913	966
6.500% due 04/25/2033	33	33
7.000% due 02/25/2033	41	43
Credit Suisse Mortgage Capital Certificates
0.362% due 04/15/2022	12,931	12,758

48	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2013 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.412% due 10/15/2021	$7,405	$7,379
2.792% due 07/27/2036	413	417
2.817% due 08/27/2037	123	124
5.509% due 04/15/2047	2,000	2,161
CSMC Mortgage-Backed Trust
5.342% due 12/18/2043	5,000	5,477
CW Capital Cobalt Commercial Mortgage Trust
5.484% due 04/15/2047	500	557
DBUBS Mortgage Trust
3.642% due 08/10/2044	1,100	1,162
Downey Savings & Loan Association Mortgage Loan Trust
1.098% due 04/19/2047	1,367	1,139
Drexel Burnham Lambert CMO Trust
0.930% due 05/01/2016	2	2
Extended Stay America Trust
1.213% due 12/05/2031 (a)	24,500	636
First Horizon Alternative Mortgage Securities
2.193% due 09/25/2034	5,930	5,886
2.279% due 03/25/2035	444	349
2.315% due 11/25/2035 ^	13,448	10,922
2.316% due 06/25/2034	5,383	5,180
First Horizon Mortgage Pass-Through Trust
2.565% due 02/25/2035	360	363
First Republic Mortgage Loan Trust
0.532% due 11/15/2031	502	496
0.659% due 06/25/2030	59	59
GMAC Mortgage Corp. Loan Trust
3.481% due 05/25/2035	61	58
Greenpoint Mortgage Funding Trust
0.389% due 04/25/2036	461	324
0.409% due 06/25/2045	394	316
Greenpoint Mortgage Pass-Through Certificates
2.806% due 10/25/2033	298	296
Greenwich Capital Acceptance, Inc.
2.799% due 06/25/2024	35	34
Greenwich Capital Commercial Funding Corp.
5.224% due 04/10/2037	50	53
5.444% due 03/10/2039	1,800	1,995
GS Mortgage Securities Trust
2.006% due 03/06/2020	700	702
2.202% due 03/06/2020	11,700	11,733
2.476% due 03/06/2020	400	401
4.085% due 03/06/2020	9,500	9,536
GSMPS Mortgage Loan Trust
7.000% due 06/25/2043	1,318	1,350
8.000% due 09/19/2027	629	653
GSR Mortgage Loan Trust
0.529% due 01/25/2034	38	37
2.621% due 04/25/2035	2,649	2,528
2.654% due 09/25/2035	55	54
2.681% due 09/25/2035	872	875
2.796% due 01/25/2036 ^	765	711
Harborview Mortgage Loan Trust
0.361% due 07/19/2046	4,762	3,094
0.371% due 02/19/2046	808	638
0.401% due 05/19/2035	473	388
0.421% due 06/19/2035	8,334	6,818
0.421% due 03/19/2036	621	416
0.531% due 01/19/2035	73	50
0.921% due 02/19/2034	34	33
2.082% due 11/19/2034	55	53
2.688% due 08/19/2034	378	374
2.783% due 12/19/2035 ^	59	50
2.804% due 06/19/2045	505	312
HSI Asset Securitization Corp. Trust
0.499% due 07/25/2035	328	313

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Impac CMB Trust
1.079% due 10/25/2033	$221	$216
Impac Secured Assets Trust
0.529% due 05/25/2036	204	201
0.609% due 08/25/2036	1,246	1,207
1.119% due 11/25/2034	68	64
IndyMac Adjustable Rate Mortgage Trust
1.755% due 01/25/2032	18	17
IndyMac Mortgage Loan Trust
0.369% due 09/25/2046	1,159	919
0.419% due 04/25/2035	340	288
0.419% due 07/25/2035	359	310
0.459% due 03/25/2035	257	220
0.479% due 06/25/2037 ^	232	113
0.499% due 02/25/2035	3,042	2,612
0.499% due 07/25/2045	122	107
0.979% due 11/25/2034	8,455	7,172
1.399% due 09/25/2034	261	197
2.541% due 12/25/2034	2,167	1,983
2.810% due 06/25/2036	4,431	3,076
4.825% due 02/25/2036	15,639	13,630
IndyMac Residential Mortgage-Backed Trust
0.619% due 10/25/2013 ^	36	26
JPMorgan Alternative Loan Trust
0.679% due 06/27/2037	7,771	6,519
4.163% due 10/25/2036	9,121	6,294
JPMorgan Chase Commercial Mortgage Securities Trust
0.632% due 07/15/2019	2,834	2,767
JPMorgan Mortgage Trust
2.557% due 10/25/2035	166	134
2.615% due 10/25/2035	500	487
2.731% due 06/25/2035	362	345
4.025% due 04/25/2035	67	67
JPMorgan Resecuritization Trust
2.298% due 07/27/2037	102	102
5.305% due 01/27/2047	271	275
5.842% due 04/20/2036	363	376
6.000% due 02/27/2037	954	977
Kidder Peabody Mortgage Assets Trust
6.500% due 02/22/2017	14	16
LB Mortgage Trust
8.529% due 01/20/2017	47	49
LB-UBS Commercial Mortgage Trust
5.430% due 02/15/2040	83	92
MASTR Adjustable Rate Mortgages Trust
0.509% due 12/25/2034	1,534	1,397
2.375% due 12/25/2033	141	133
2.749% due 01/25/2034	1	1
MASTR Asset Securitization Trust
5.500% due 06/25/2033	263	263
5.500% due 09/25/2033	463	474
Mellon Residential Funding Corp.
0.662% due 06/15/2030	260	258
0.882% due 11/15/2031	261	258
Merrill Lynch Floating Trust
0.720% due 07/09/2021	1,783	1,780
Merrill Lynch Mortgage Investors Trust
0.799% due 08/25/2028	37	37
0.819% due 10/25/2028	425	421
0.919% due 03/25/2028	73	72
1.666% due 10/25/2035	1,371	1,332
2.047% due 01/25/2029	86	86
2.153% due 04/25/2035	94	94
2.483% due 08/25/2033	439	92
2.771% due 11/25/2035	6,287	6,095
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.378% due 08/12/2048	500	549

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley Capital Trust
5.378% due 11/14/2042	$1,090	$1,160
5.439% due 02/12/2044	9,110	9,231
5.692% due 04/15/2049	500	557
Morgan Stanley Mortgage Loan Trust
0.449% due 09/25/2035	34	33
2.493% due 10/25/2034	201	202
Morgan Stanley Re-REMIC Trust
5.993% due 08/15/2045	2,900	3,231
Nomura Asset Acceptance Corp.
7.500% due 03/25/2034	1,121	1,214
Prudential Securities Secured Financing Corp.
0.000% due 05/25/2022	61	62
RBSSP Resecuritization Trust
2.397% due 12/26/2036	3,394	3,437
Residential Accredit Loans, Inc. Trust
0.369% due 04/25/2046	2,286	1,661
0.379% due 10/25/2046	39,296	22,819
0.389% due 04/25/2046	153	71
0.579% due 03/25/2033	51	50
3.353% due 09/25/2034	26	26
Residential Asset Mortgage Products Trust
7.000% due 06/25/2032	14	15
Residential Asset Securitization Trust
0.529% due 10/25/2018	169	166
0.629% due 02/25/2034	118	113
6.250% due 08/25/2036	6,672	6,022
Residential Funding Mortgage Securities, Inc. Trust
0.579% due 07/25/2018	33	32
2.959% due 06/25/2035	4,571	4,378
3.964% due 02/25/2036 ^	170	144
5.500% due 12/25/2034	1,300	1,341
6.500% due 03/25/2032	1	1
Royal Bank of Scotland Capital Funding Trust
6.068% due 09/17/2039	1,266	1,408
S2 Hospitality LLC
4.500% due 04/15/2025	271	271
SACO, Inc.
7.000% due 08/25/2036	13	14
Salomon Brothers Mortgage Securities, Inc.
0.679% due 05/25/2032	61	56
2.635% due 09/25/2033	14	14
8.500% due 05/25/2032	323	338
Sequoia Mortgage Trust
0.410% due 02/20/2035	402	389
0.490% due 11/20/2034	113	111
0.881% due 10/19/2026	112	112
0.940% due 10/20/2027	42	41
0.953% due 05/20/2034	1,282	1,239
0.980% due 10/20/2027	90	86
0.998% due 02/20/2034	626	604
1.540% due 10/20/2027	531	515
1.753% due 08/20/2034	442	444
1.889% due 06/20/2034	135	133
1.961% due 09/20/2032	80	75
Silver Oak Ltd.
1.700% due 06/21/2018	13,800	13,888
Structured Adjustable Rate Mortgage Loan Trust
0.519% due 08/25/2035	1,324	1,215
0.914% due 06/25/2034	980	853
1.559% due 01/25/2035	1,305	971
2.485% due 02/25/2034	395	387
2.539% due 03/25/2034	287	282
2.550% due 04/25/2034	324	321
2.858% due 02/25/2036 ^	3,871	3,180
Structured Asset Mortgage Investments Trust
0.339% due 09/25/2047	10,354	10,268
0.459% due 02/25/2036	569	431

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	49

Schedule of Investments PIMCO Asset-Backed Securities Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.489% due 12/25/2035	$586	$438
0.781% due 07/19/2034	2,064	1,681
0.881% due 03/19/2034	657	572
1.021% due 10/19/2033	144	123
2.568% due 05/02/2030	89	65
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
1.829% due 02/25/2032	27	27
2.217% due 10/25/2031	30	30
2.616% due 06/25/2033	778	777
2.625% due 07/25/2032	14	13
2.670% due 06/25/2033	480	472
2.705% due 06/25/2032	9	4
7.500% due 10/25/2036 ^	2,201	2,078
Travelers Mortgage Services, Inc.
2.352% due 09/25/2018	36	36
Wachovia Bank Commercial Mortgage Trust
0.262% due 06/15/2020	37	37
1.061% due 10/15/2041 (a)	63,628	418
5.342% due 12/15/2043	19,545	21,661
5.500% due 04/15/2047	20,000	22,290
Wachovia Mortgage Loan Trust LLC
5.386% due 10/20/2035	1,654	1,631
WaMu Mortgage Pass-Through Certificates
0.439% due 11/25/2045	7,775	6,996
0.449% due 12/25/2045	10,142	9,384
0.469% due 07/25/2045	805	748
0.469% due 10/25/2045	5,702	5,251
0.489% due 01/25/2045	1,495	1,391
0.499% due 07/25/2045	4,572	4,274
0.548% due 11/25/2034	362	338
0.558% due 11/25/2034	550	509
0.578% due 10/25/2044	1,615	1,447
0.608% due 06/25/2044	147	131
0.608% due 07/25/2044	115	107
0.678% due 10/25/2044	2,243	2,023
0.688% due 07/25/2044	92	75
1.159% due 02/25/2046	677	623
1.223% due 01/25/2046	1,731	1,598
1.325% due 11/25/2041	103	96
1.355% due 05/25/2041	165	156
1.553% due 06/25/2042	588	536
1.553% due 08/25/2042	693	632
1.553% due 04/25/2044	1,335	1,294
1.898% due 12/19/2039	449	306
1.946% due 11/25/2041	11	10
2.204% due 02/27/2034	938	931
2.207% due 03/25/2033	429	429
2.380% due 04/25/2033	312	247
2.437% due 09/25/2035	189	184
2.446% due 08/25/2033	44	41
2.449% due 06/25/2033	12	12
2.455% due 06/25/2034	257	261
2.497% due 01/25/2033	305	307
2.539% due 02/25/2037 ^	2,308	1,994
4.674% due 02/25/2037 ^	1,153	952
Washington Mutual MSC Mortgage Pass-Through Certificates
0.688% due 01/25/2018	20	19
2.090% due 02/25/2033	28	28
2.335% due 12/25/2032	522	504
2.441% due 11/25/2030	49	48
5.750% due 03/25/2033	369	390
6.000% due 03/25/2033	120	121
Wells Fargo Mortgage Loan Trust
2.799% due 09/27/2036	5,718	4,479
Wells Fargo Mortgage-Backed Securities Trust
0.679% due 07/25/2037	1,173	990

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.612% due 07/25/2036 ^	$802	$763
2.624% due 01/25/2035	102	103
2.636% due 05/25/2035	381	343
2.642% due 03/25/2036	13,251	13,163
3.662% due 11/25/2033	175	179

Total Mortgage-Backed Securities (Cost $533,087)		551,518

ASSET-BACKED SECURITIES 38.4%
ABFS Mortgage Loan Trust
6.785% due 07/15/2033	1,606	1,221
Access Group, Inc.
1.566% due 10/27/2025	1,480	1,491
ACE Securities Corp. Home Equity Loan Trust
1.229% due 12/25/2033	865	801
1.229% due 07/25/2034	345	346
AFC Home Equity Loan Trust
0.779% due 06/25/2028	931	771
0.849% due 04/25/2028	158	144
Aircraft Certificate Owner Trust
6.455% due 09/20/2022	115	117
American Home Mortgage Investment Trust
0.359% due 08/25/2035	21	8
American Residential Eagle Bond Trust
1.179% due 05/25/2028	70	69
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.399% due 01/25/2036	37	37
0.619% due 08/25/2034	23,707	23,357
0.789% due 01/25/2035	793	556
1.529% due 02/25/2033	1,687	1,569
Amortizing Residential Collateral Trust
0.459% due 01/25/2032	36	31
0.719% due 06/25/2032	40	38
0.759% due 07/25/2032	20	18
0.879% due 08/25/2032	16	14
Amresco Residential Securities Mortgage Loan Trust
0.674% due 06/25/2028	76	69
0.734% due 06/25/2027	160	156
0.734% due 09/25/2027	257	241
Apidos CDO Ltd.
1.768% due 10/17/2021	11,350	11,350
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.669% due 10/25/2035	1,000	762
1.229% due 10/25/2033	1,605	1,544
Asset-Backed Funding Certificates Trust
0.599% due 03/25/2035	4,426	4,164
0.859% due 04/25/2033	880	827
0.879% due 06/25/2034	4,437	4,187
1.199% due 03/25/2032	966	904
Asset-Backed Securities Corp. Home Equity Loan Trust
0.702% due 06/15/2031	113	110
0.809% due 09/25/2034	439	392
1.532% due 04/15/2033	96	91
Bayview Financial Acquisition Trust
5.500% due 12/28/2035	88	89
Bayview Financial Asset Trust
0.579% due 12/25/2039	244	207
Bear Stearns Asset-Backed Securities Trust
0.249% due 12/25/2036	147	145
0.259% due 10/25/2036	19	19
0.579% due 03/25/2035	3,257	3,199
0.629% due 12/25/2033	978	960
0.669% due 06/25/2036	812	787
0.679% due 09/25/2034	210	178
0.769% due 06/25/2043	1,115	1,103

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.839% due 10/25/2032	$70	$65
0.859% due 09/25/2035	713	707
0.979% due 10/27/2032	24	22
1.179% due 10/25/2037	5,397	588
1.179% due 11/25/2042	288	280
1.379% due 10/25/2032	222	208
1.429% due 08/25/2037	3,702	3,057
1.679% due 11/25/2042	176	164
1.779% due 10/25/2037	1,500	433
2.957% due 07/25/2036	1,446	654
2.996% due 10/25/2036	2,287	2,121
5.500% due 01/25/2034	91	94
5.500% due 12/25/2035	337	316
5.750% due 10/25/2033	1,037	1,101
6.000% due 06/25/2034	1,148	1,222
Bear Stearns Second Lien Trust
1.379% due 12/25/2036	5,000	3,289
Bear Stearns Structured Products, Inc.
1.179% due 03/25/2037	481	474
BlueMountain CLO Ltd.
0.502% due 11/15/2017	310	310
Capital Trust Re CDO Ltd.
5.267% due 06/25/2035	3,000	2,993
Carrington Mortgage Loan Trust
0.659% due 10/25/2035	2,500	2,037
CDC Mortgage Capital Trust
0.799% due 01/25/2033	38	37
1.229% due 01/25/2033	705	639
Centex Home Equity Loan Trust
0.659% due 06/25/2034	1,052	786
0.869% due 09/25/2034	257	189
5.160% due 09/25/2034	1,019	935
Chase Funding Trust
0.719% due 04/25/2033	1	1
0.759% due 11/25/2034	3	2
4.537% due 09/25/2032	7	6
CIT Group Home Equity Loan Trust
1.154% due 12/25/2031	500	462
CIT Mortgage Loan Trust
1.429% due 10/25/2037	253	252
Citibank Omni Master Trust
2.932% due 08/15/2018	10,800	11,028
4.900% due 11/15/2018 (c)	10,000	10,471
Citigroup Mortgage Loan Trust, Inc.
0.259% due 01/25/2037	61	30
5.550% due 08/25/2035	500	436
5.629% due 08/25/2035	2,777	2,437
Conseco Finance Home Equity Loan Trust
0.882% due 08/15/2033	161	151
Conseco Finance Securitizations Corp.
8.310% due 05/01/2032	1,513	1,125
Conseco Financial Corp.
6.180% due 04/01/2030	626	648
6.220% due 03/01/2030	2,032	2,186
6.240% due 12/01/2028	108	111
6.530% due 04/01/2030	448	470
6.760% due 03/01/2030	175	192
6.810% due 12/01/2028	2,044	2,189
6.860% due 03/15/2028	6	7
6.860% due 07/15/2028	80	83
6.870% due 04/01/2030	28	30
7.070% due 01/15/2029	12	12
7.140% due 03/15/2028	189	206
7.140% due 01/15/2029	150	160
7.290% due 03/15/2028	52	53
7.360% due 02/15/2029	9	10
7.550% due 01/15/2029	821	876
7.620% due 06/15/2028	43	46

50	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2013 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Asset-Backed Certificates
0.359% due 09/25/2036	$709	$685
0.369% due 06/25/2036	545	527
0.519% due 05/25/2036	12	11
0.549% due 12/25/2034	36	34
0.549% due 04/25/2036	579	375
0.569% due 11/25/2034	1,356	1,344
0.639% due 09/25/2034	21	21
0.639% due 05/25/2046	1,814	1,507
0.649% due 11/25/2033	1	1
0.659% due 12/25/2031	231	163
0.739% due 04/25/2034	8	8
0.779% due 11/25/2033	20	19
0.799% due 09/25/2033	211	196
0.829% due 10/25/2034	5,946	5,555
0.829% due 06/25/2035	860	846
0.859% due 06/25/2033	12	11
1.079% due 05/25/2032	183	174
1.179% due 09/25/2032	189	173
5.125% due 12/25/2034	3,873	2,029
5.222% due 05/25/2036 ^	422	355
5.413% due 01/25/2034	104	95
Credit Suisse First Boston Mortgage Securities Corp.
0.539% due 05/25/2044	23	23
0.799% due 01/25/2032	12	11
Credit-Based Asset Servicing and Securitization LLC
0.839% due 04/25/2036	144	139
4.537% due 12/25/2035	263	246
5.028% due 07/25/2035	72	72
5.644% due 05/25/2035	489	496
5.970% due 10/25/2036	1,219	1,233
Denver Arena Trust
6.940% due 11/15/2019	539	553
EFS Volunteer LLC
1.064% due 07/26/2027	1,556	1,574
EMC Mortgage Loan Trust
0.629% due 12/25/2042	1,297	1,155
0.929% due 08/25/2040	639	567
EquiFirst Mortgage Loan Trust
4.250% due 09/25/2033	687	695
Equity One ABS, Inc.
0.429% due 07/25/2034	72	55
0.479% due 04/25/2034	1,259	1,050
0.519% due 07/25/2034	5	4
FBR Securitization Trust
0.939% due 09/25/2035	214	210
First Alliance Mortgage Loan Trust
8.020% due 03/20/2031	7	7
First Franklin Mortgage Loan Trust
0.289% due 12/25/2037	354	204
0.799% due 11/25/2031	136	118
First NLC Trust
0.249% due 08/25/2037	309	153
Fraser Sullivan CLO Ltd.
1.912% due 11/22/2022	13,000	13,013
Galaxy CLO Ltd.
0.506% due 04/25/2019	439	435
GMAC Mortgage Corp. Home Equity Loan Trust
0.929% due 02/25/2031	305	290
Goldman Sachs Asset Management CLO PLC
0.485% due 08/01/2022	2,317	2,261
GSAA Home Equity Trust
0.449% due 06/25/2035	335	314
GSAMP Trust
0.329% due 10/25/2036	6,408	899
0.529% due 01/25/2045	140	136
0.914% due 09/25/2035 ^	3,443	2,848
1.004% due 03/25/2034	1,781	1,638
1.154% due 08/25/2033	36	32

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Home Equity Asset Trust
0.559% due 01/25/2036	$9,589	$9,227
0.779% due 11/25/2032	1	1
0.974% due 07/25/2034	695	632
1.099% due 02/25/2033	1	1
Home Equity Loan Trust
0.469% due 12/25/2032	3	3
6.230% due 06/25/2037	5,000	2,927
Home Equity Mortgage Loan Asset-Backed Trust
0.339% due 07/25/2037	165	101
0.629% due 08/25/2035	700	684
2.204% due 07/25/2034	999	879
Home Equity Mortgage Trust
5.800% due 05/25/2036	120	105
5.821% due 04/25/2035	316	316
Home Loan Trust
8.350% due 03/25/2025	13	13
HSBC Home Equity Loan Trust
0.330% due 03/20/2036	1,975	1,941
0.340% due 01/20/2036	91	89
0.360% due 01/20/2036	749	733
0.470% due 01/20/2034	214	211
0.710% due 01/20/2034	455	451
HSI Asset Loan Obligation Trust
0.239% due 12/25/2036	16	8
IMC Home Equity Loan Trust
7.310% due 11/20/2028	51	52
Irwin Home Equity Loan Trust
1.529% due 02/25/2029	323	306
JPMorgan Mortgage Acquisition Trust
0.239% due 12/25/2029	136	136
0.249% due 01/25/2037	241	240
0.259% due 08/25/2036	3	1
0.289% due 08/25/2036	1,887	948
L.A. Arena Funding LLC
7.656% due 12/15/2026	2,010	2,193
Lehman XS Trust
0.329% due 04/25/2037 ^	143	100
Long Beach Mortgage Loan Trust
0.509% due 01/25/2046	47	38
0.649% due 08/25/2035	3,203	3,115
0.739% due 10/25/2034	229	217
0.879% due 03/25/2032	1	1
1.034% due 07/25/2034	700	673
1.229% due 10/25/2034	148	126
1.604% due 03/25/2032	437	398
Loomis Sayles CLO Ltd.
0.494% due 10/26/2020	2,955	2,891
Massachusetts Educational Financing Authority
1.216% due 04/25/2038	1,655	1,656
MASTR Asset-Backed Securities Trust
0.329% due 05/25/2037	491	434
0.929% due 12/25/2034 ^	884	782
1.004% due 10/25/2034	1,234	1,131
MASTR Specialized Loan Trust
1.029% due 05/25/2037	630	15
Merrill Lynch First Franklin Mortgage Loan Trust
1.679% due 10/25/2037	589	434
Merrill Lynch Mortgage Investors Trust
0.239% due 10/25/2037	346	71
0.259% due 09/25/2037	112	29
0.269% due 06/25/2037	536	202
Mid-State Trust
6.005% due 08/15/2037	3,085	3,260
8.330% due 04/01/2030	381	402
Morgan Stanley ABS Capital, Inc.
0.239% due 05/25/2037	276	147
0.279% due 11/25/2036	2,898	1,610

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.329% due 06/25/2036	$151	$119
0.359% due 01/25/2036	478	472
0.499% due 11/25/2035	6,621	6,443
0.639% due 06/25/2034	186	180
1.379% due 06/25/2033	755	729
2.179% due 07/25/2037 ^	1,050	92
2.579% due 08/25/2034	595	454
Morgan Stanley Dean Witter Capital, Inc.
1.529% due 02/25/2033	195	178
2.654% due 01/25/2032	689	539
Morgan Stanley IXIS Real Estate Capital Trust
0.289% due 11/25/2036	2,671	1,169
Morgan Stanley Mortgage Loan Trust
0.339% due 11/25/2036	2,024	572
Mountain View Funding CLO Ltd.
0.528% due 04/15/2019	293	289
MSIM Peconic Bay Ltd.
0.546% due 07/20/2019	193	192
New Century Home Equity Loan Trust
0.359% due 05/25/2036	577	344
0.439% due 06/25/2035	4	4
0.629% due 06/25/2035	7,100	6,211
1.830% due 06/20/2031	957	938
Newcastle Investment Trust
4.500% due 07/10/2035	1,495	1,513
Nomura Asset Acceptance Corp.
0.799% due 01/25/2036	1,427	1,068
NovaStar Mortgage Funding Trust
0.279% due 03/25/2037	18	8
0.959% due 05/25/2033	4	4
Oakwood Mortgage Investors, Inc.
0.557% due 03/15/2018	223	199
Octagon Investment Partners Ltd.
0.562% due 11/28/2018	335	332
Option One Mortgage Loan Trust Asset-Backed Certificates
0.680% due 08/20/2030	7	7
0.719% due 06/25/2032	3	3
0.779% due 04/25/2033	29	27
0.959% due 02/25/2035	804	518
0.974% due 05/25/2034	34	30
0.979% due 02/25/2035	90	87
Origen Manufactured Housing Contract Trust
0.422% due 05/15/2032	3	3
Pacifica CDO Corp.
0.524% due 01/26/2020	323	320
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.829% due 10/25/2034	1,000	952
0.879% due 10/25/2034	2,500	2,112
People’s Choice Home Loan Securities Trust
0.609% due 05/25/2035	632	625
Popular ABS Mortgage Pass-Through Trust
0.269% due 06/25/2047 ^	1,861	1,600
4.669% due 01/25/2036 ^	208	153
RAAC Series
0.579% due 06/25/2047	9,000	7,861
1.379% due 09/25/2047	955	932
Renaissance Home Equity Loan Trust
0.679% due 12/25/2033	149	146
1.279% due 09/25/2037	836	447
1.379% due 08/25/2032	1,018	873
1.419% due 03/25/2033	23	21
4.934% due 08/25/2035	140	135
Residential Asset Mortgage Products Trust
0.959% due 02/25/2033	6	5
5.525% due 07/25/2034 ^	1,926	1,588
5.707% due 08/25/2034 ^	2,898	2,542
5.942% due 04/25/2034	1,268	1,269

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	51

Schedule of Investments PIMCO Asset-Backed Securities Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Asset Securities Corp. Trust
0.759% due 06/25/2033	$1,392	$1,066
0.824% due 03/25/2035	5,674	5,061
0.974% due 01/25/2035	108	100
5.120% due 12/25/2033	416	378
7.140% due 04/25/2032 ^	185	10
SACO, Inc.
0.539% due 05/25/2036	1,706	1,307
0.599% due 03/25/2036	1,003	903
0.699% due 06/25/2036 ^	366	398
0.929% due 07/25/2035	2,202	2,009
Salomon Brothers Mortgage Securities, Inc.
0.659% due 03/25/2028	69	67
1.079% due 11/25/2033	1,249	1,158
Saxon Asset Securities Trust
0.679% due 03/25/2032	426	387
0.719% due 03/25/2035	685	526
Securitized Asset-Backed Receivables LLC Trust
0.229% due 10/25/2036 ^	1,512	579
0.609% due 01/25/2036 ^	196	0
0.839% due 10/25/2035	142	141
Silverado CLO Ltd.
0.526% due 04/11/2020	2,687	2,662
SLC Student Loan Trust
1.154% due 06/15/2021	5,400	5,420
4.750% due 06/15/2033	3,693	3,429
SLM Student Loan Trust
0.434% due 03/15/2024	6,000	5,774
0.444% due 12/15/2023	15,000	14,429
0.666% due 04/25/2023	2,800	2,797
1.080% due 03/15/2028	650	646
1.166% due 07/25/2023	14,600	14,583
1.454% due 12/15/2033	3,496	3,519
1.766% due 04/25/2023	3,996	4,111
1.832% due 12/15/2017	850	851
1.966% due 07/25/2023	5,000	5,233
2.832% due 12/16/2019	4,900	4,994
Soundview Home Loan Trust
0.369% due 02/25/2036	21	20
0.439% due 12/25/2035	2,097	2,024
0.479% due 11/25/2035	48	47
1.479% due 11/25/2033	154	154

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
South Carolina Student Loan Corp.
1.260% due 09/03/2024	$600	$603
Specialty Underwriting & Residential Finance Trust
0.679% due 09/25/2036	1,000	492
1.379% due 10/25/2035	290	226
Structured Asset Investment Loan Trust
0.659% due 09/25/2035	2,000	1,562
0.689% due 08/25/2035	1,500	784
0.839% due 04/25/2035	17,470	14,859
0.869% due 06/25/2035	315	289
1.154% due 09/25/2034	154	112
1.454% due 12/25/2034	137	42
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
0.269% due 06/25/2037	925	873
0.579% due 05/25/2034	5	5
0.759% due 01/25/2033	1,038	978
0.829% due 05/25/2034	21	20
1.683% due 04/25/2035	478	453
1.754% due 01/25/2033	95	85
3.375% due 08/25/2031	199	195
Symphony CLO Ltd.
1.018% due 01/15/2024	15,000	14,613
Trapeza CDO Ltd.
1.073% due 11/16/2034	1,000	610
Truman Capital Mortgage Loan Trust
0.929% due 12/25/2032	288	276
UCFC Manufactured Housing Contract
7.900% due 01/15/2028	921	918
Vanderbilt Mortgage Finance
5.840% due 02/07/2026	99	101
6.210% due 05/07/2026	397	411
Washington Mutual Asset-Backed Certificates Trust
0.239% due 10/25/2036	139	56
Wells Fargo Home Equity Trust
0.809% due 04/25/2034	161	130
WMC Mortgage Loan Pass-Through Certificates
1.005% due 03/20/2029	15	15

Total Asset-Backed Securities (Cost $398,251)		370,759

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.3%
Korea Housing Finance Corp.
4.125% due 12/15/2015	$2,500	$2,651

Total Sovereign Issues (Cost $2,499)		2,651

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (b) 0.2%
		1,623

Total Short-Term Instruments (Cost $1,623)		1,623

Total Investments in Securities (Cost $1,243,447)		1,237,075

	SHARES
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%
PIMCO Short-Term Floating NAV Portfolio	16,217	162

Total Short-Term Instruments (Cost $162)		162

Total Investments in Affiliates (Cost $162)		162

Total Investments 128.0% (Cost $1,243,609)		$1,237,237

Financial Derivative Instruments (d)(f) (0.4%) (Cost or Premiums, net $(5,192))		(3,467)

Other Assets and Liabilities, net (27.6%)		(267,050)

Net Assets 100.0%		$966,720

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	09/30/2013	10/01/2013	$1,623	Freddie Mac 2.080% due 10/17/2022	$(1,657)	$1,623	$1,623

Total Repurchase Agreements						$(1,657)	$1,623	$1,623

(1)	Includes accrued interest.

52	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2013 (Unaudited)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BCY	0.400%	09/25/2013	10/22/2013	$(9,423)	$(9,424)
	0.650%	09/18/2013	12/18/2013	(1,359)	(1,359)
	0.680%	09/18/2013	10/10/2013	(3,823)	(3,824)
	0.932%	09/10/2013	10/03/2013	(9,580)	(9,585)
BOM	0.090%	09/10/2013	10/04/2013	(97,195)	(97,200)
	0.130%	09/24/2013	10/01/2013	(28,525)	(28,526)
DEU	0.020%	10/01/2013	10/18/2013	(4,327)	(4,327)
GRE	0.030%	09/27/2013	10/04/2013	(4,724)	(4,724)
GSC	0.200%	09/12/2013	10/10/2013	(12,500)	(12,501)

Total Reverse Repurchase Agreements					$(171,470)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	(0.050%)	09/30/2013	10/01/2013	$(3,124)	$(3,124)
	0.140%	09/27/2013	10/04/2013	(43,818)	(43,826)
	0.150%	09/26/2013	10/03/2013	(16,923)	(16,931)
	0.190%	09/25/2013	10/02/2013	(3,688)	(3,688)
FOB	0.090%	10/01/2013	10/08/2013	(23,340)	(23,345)
TDM	0.200%	09/26/2013	10/03/2013	(713)	(713)

Total Sale-Buyback Transactions					$(91,627)

(2)	The average amount of borrowings while outstanding during the period ended September 30, 2013 was $224,856 at a weighted average interest rate of 0.227%.
(3)	Payable for sale-buyback transactions includes $19 of deferred price drop on sale-buyback transactions.

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	4.500%	10/01/2043	$16,000	$(17,011)	$(17,095)

Total Short Sales				$(17,011)	$(17,095)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of September 30, 2013:

(c)	Securities with an aggregate market value of $265,630 have been pledged as collateral under the terms of the following master agreements as of September 30, 2013.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BCY	$0	$(24,192)	$0	$0	$(24,192)	$27,281	$3,089
BOM	0	(125,726)	0	0	(125,726)	124,716	(1,010)
DEU	0	(4,327)	0	0	(4,327)	4,330	3
GRE	0	(4,724)	0	0	(4,724)	4,733	9
GSC	0	(12,501)	0	0	(12,501)	12,850	349
SSB	1,623	0	0	0	1,623	(1,657)	(34)

Master Securities Forward Transactions Agreement
BCY	0	0	(67,569)	(4,274)	(71,843)	66,832	(5,011)
FOB	0	0	(23,345)	(4,274)	(27,619)	23,314	(4,305)
GSC	0	0	0	(5,342)	(5,342)	0	(5,342)
JPS	0	0	0	(3,205)	(3,205)	0	(3,205)
TDM	0	0	(713)	0	(713)	713	0

Total Borrowings and Other Financing Transactions	$1,623	$(171,470)	$(91,627)	$(17,095)

(4)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	53

Schedule of Investments PIMCO Asset-Backed Securities Portfolio (Cont.)

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Pay	3-Month USD-LIBOR	2.000%	06/19/2023	$27,100	$(1,615)	$(1,546)	$16	$0

Total Swap Agreements					$(1,615)	$(1,546)	$16	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2013:

(e)	Securities with an aggregate market value of $1,361 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2013. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$16	$16	$0	$0	$0	$0

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - BUY PROTECTION (1)

Counterparty	Reference Obligation	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value (5)
								Asset	Liability
BRC	Long Beach Mortgage Loan Trust 1-Month USD-LIBOR plus 1.400% due 02/25/2034	(1.190%	)	02/25/2034	$125	$0	$54	$54	$0
	Specialty Underwriting & Residential Finance 1-Month USD-LIBOR plus 1.300% due 02/25/2035	(1.240%	)	02/25/2035	147	0	91	91	0

CBK	CIFC Funding Ltd. 3-Month USD-LIBOR plus 1.600% due 10/20/2020	(2.150%	)	10/20/2020	1,000	0	56	56	0

FBF	Long Beach Mortgage Loan Trust 1-Month USD-LIBOR plus 2.250% due 07/25/2032	(3.375%	)	07/25/2032	328	33	113	146	0

GST	Telos CLO Ltd. 3-Month USD-LIBOR plus 1.700% due 10/11/2021	(2.500%	)	10/11/2021	500	0	47	47	0

JPM	Long Beach Mortgage Loan Trust 1-Month USD-LIBOR plus % due 09/15/2040	(1.170%	)	09/15/2040	1,000	0	398	398	0

MYC	Morgan Stanley ABS Capital 1-Month USD-LIBOR plus 1.700% due 12/27/2033	(1.390%	)	12/27/2033	117	0	6	6	0

RYL	Ameriquest Mortgage Securities, Inc. 1-Month USD-LIBOR plus 1.860% due 01/25/2034	(1.730%	)	01/25/2034	926	0	232	232	0
	Ameriquest Mortgage Securities, Inc. 1-Month USD-LIBOR plus 2.100% due 05/25/2033	(0.700%	)	05/25/2033	2,500	0	109	109	0

WNA	Race Point CLO Ltd. 3-Month USD-LIBOR plus 1.650% due 04/15/2020	(1.950%	)	04/15/2020	2,000	0	93	93	0

						$ 33	$1,199	$1,232	$0

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - SELL PROTECTION (2)

Counterparty	Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
							Asset	Liability
BOA	Long Beach Mortgage Loan Trust 1-Month USD-LIBOR plus 3.500% due 07/25/2033	6.250%	07/25/2033	$348	$ 0	$(196)	$0	$(196)

GST	Ameriquest Mortgage Securities, Inc. 1-Month USD-LIBOR plus 0.640% due 09/25/2034	0.960%	09/25/2034	1,000	(340)	337	0	(3)
	Ameriquest Mortgage Securities, Inc. 1-Month USD-LIBOR plus 1.860% due 01/25/2034	2.790%	01/25/2034	926	0	(224)	0	(224)

54	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2013 (Unaudited)

Counterparty	Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
							Asset	Liability
	Ameriquest Mortgage Securities, Inc. 1-Month USD-LIBOR plus 2.100% due 05/25/2033	3.150%	05/25/2033	$2,500	$0	$24	$24	$0
	Bear Stearns Asset-Backed Securities Trust 1-Month USD-LIBOR plus 0.800% due 08/25/2034	0.800%	08/25/2034	1,000	(330)	306	0	(24)
	Countrywide Asset-Backed Certificates 1-Month USD-LIBOR plus 0.650% due 06/25/2035	0.650%	06/25/2035	140	(42)	31	0	(11)
	Encore Credit Receivables Trust 1-Month USD-LIBOR plus 0.460% due 07/25/2035	0.690%	07/25/2035	837	(293)	119	0	(174)
	Park Place Securities, Inc. 1-Month USD-LIBOR plus 0.740% due 12/25/2034	1.110%	12/25/2034	1,000	(320)	319	0	(1)
	Residential Asset Mortgage Products Trust 1-Month USD-LIBOR plus 0.620% due 11/25/2034	0.620%	11/25/2034	451	(126)	111	0	(15)
	Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 0.950% due 04/25/2034	1.425%	04/25/2034	54	(22)	2	0	(20)
	Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 1.300% due 11/25/2034	1.950%	11/25/2034	0	(1)	0	0	(1)

MYC	Long Beach Mortgage Loan Trust 1-Month USD-LIBOR plus 2.250% due 07/25/2032	3.375%	07/25/2032	328	(39)	(107)	0	(146)

					$ (1,513)	$722	$24	$(815)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2013 (3)	Notional Amount (4)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
BOA	MetLife, Inc.	1.000%	09/20/2015	0.368%	$ 3,000	$(202)	$240	$38	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
							Asset	Liability
DUB	ABX.HE.AA.6-2 Index	0.170%	05/25/2046	$170	$(68)	$(80)	$0	$(148)
FBF	ABX.HE.AA.7-1 Index	0.150%	08/25/2037	4,053	(3,442)	(389)	0	(3,831)
MYC	CDX.IG-5 10-Year Index 10-15%	0.460%	12/20/2015	8,000	0	17	17	0

					$(3,510)	$(452)	$17	$(3,979)

Total Swap Agreements					$(5,192)	$1,709	$1,311	$(4,794)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	55

Schedule of Investments PIMCO Asset-Backed Securities Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2013:

(g)	Securities with an aggregate market value of $4,896 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures (6)
BOA	$0	$0	$38	$38	$0	$0	$(196)	$(196)	$(158)	$332	$174
BRC	0	0	145	145	0	0	0	0	145	(200)	(55)
CBK	0	0	56	56	0	0	0	0	56	(180)	(124)
DUB	0	0	0	0	0	0	(148)	(148)	(148)	0	(148)
FBF	0	0	146	146	0	0	(3,831)	(3,831)	(3,685)	4,162	477
GST	0	0	71	71	0	0	(473)	(473)	(402)	112	(290)
JPM	0	0	398	398	0	0	0	0	398	(950)	(552)
MYC	0	0	23	23	0	0	(146)	(146)	(123)	250	127
RYL	0	0	341	341	0	0	0	0	341	(300)	41
WNA	0	0	93	93	0	0	0	0	93	(470)	(377)

Total Over the Counter	$0	$0	$1,311	$1,311	$0	$0	$(4,794)	$(4,794)

(6)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$16	$16

Over the counter
Swap Agreements	$0	$1,311	$0	$0	$0	$1,311

	$0	$1,311	$0	$0	$16	$1,327

Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$4,794	$0	$0	$0	$4,794

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$692	$0	$0	$0	$692

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(1,404)	$(1,404)

Over the counter
Swap Agreements	$0	$(421)	$0	$0	$0	$(421)

	$0	$(421)	$0	$0	$(1,404)	$(1,825)

56	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2013 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$6,742	$0	$6,742
Industrials	0	9,899	1,490	11,389
Municipal Bonds & Notes
Texas	0	1,029	0	1,029
West Virginia	0	2,806	0	2,806
U.S. Government Agencies	0	80,376	0	80,376
U.S. Treasury Obligations	0	208,182	0	208,182
Mortgage-Backed Securities	0	536,822	14,696	551,518
Asset-Backed Securities	0	369,789	970	370,759
Sovereign Issues	0	2,651	0	2,651
Short-Term Instruments
Repurchase Agreements	0	1,623	0	1,623
	$0	$1,219,919	$17,156	$1,237,075

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$162	$0	$0	$162

Total Investments	$162	$1,219,919	$17,156	$1,237,237

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Short Sales, at Value
U.S. Government Agencies	$0	$(17,095)	$0	$(17,095)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	16	0	16
Over the counter	0	1,311	0	1,311
	$0	$1,327	$0	$1,327

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(4,794)	$0	$(4,794)

Totals	$162	$1,199,357	$17,156	$1,216,675

There were no transfers between Level 1 and 2 during the period ended September 30, 2013.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended September 30, 2013:

Category and Subcategory	Beginning Balance at 03/31/2013	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2013 (2)
Investments in Securities, at Value
Corporate Bonds & Notes Industrials	$1,602	$0	$(42)	$0	$0	$(70)	$0	$0	$1,490	$(66)
U.S. Government Agencies	78	0	(12)	0	0	3	0	(69)	0	0
Mortgage-Backed Securities	903	0	(108)	(2)	(2)	17	13,888	0	14,696	14
Asset-Backed Securities	1,100	0	(125)	1	0	(6)	0	0	970	(8)

	$3,683	$0	$(287)	$(1)	$(2)	$(56)	$13,888	$(69)	$17,156	$(60)

Financial Derivative Instruments - Assets
Over the counter	$362	$0	$0	$0	$0	$(269)	$0	$(93)	$0	$0

Totals	$4,045	$0	$(287)	$(1)	$(2)	$(325)	$13,888	$(162)	$17,156	$(60)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes Industrials	$1,490	Third Party Vendor	Broker Quote	104.00
Mortgage-Backed Securities	14,696	Benchmark Pricing	Base Price	98.88-101.13
Asset-Backed Securities	970	Benchmark Pricing	Base Price	84.82-101.75

Total	$17,156

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	57

Schedule of Investments PIMCO Developing Local Markets Portfolio

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 76.1%

BRAZIL 58.0%

SOVEREIGN ISSUES 58.0%
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2014	BRL	8,797	$3,978
10.000% due 01/01/2017		125,503	54,851

Total Brazil (Cost $68,076)			58,829

UNITED STATES 8.4%

ASSET-BACKED SECURITIES 1.4%
Asset-Backed Funding Certificates Trust
0.879% due 06/25/2034		$221	209
Bear Stearns Asset-Backed Securities Trust
1.179% due 10/25/2037		616	534
Citigroup Mortgage Loan Trust, Inc.
0.239% due 07/25/2045		49	37
Countrywide Asset-Backed Certificates
0.359% due 09/25/2036		51	49
Credit-Based Asset Servicing and Securitization LLC
0.239% due 11/25/2036		3	2
0.299% due 07/25/2037		186	109
First NLC Trust
0.249% due 08/25/2037		197	97
GE-WMC Mortgage Securities Trust
0.219% due 08/25/2036		4	2
GSAMP Trust
0.249% due 12/25/2036		10	5
HSI Asset Securitization Corp. Trust
0.229% due 10/25/2036		3	1
JPMorgan Mortgage Acquisition Trust
0.239% due 03/25/2047		37	35
0.259% due 08/25/2036		2	1
0.289% due 08/25/2036		270	135
Lehman ABS Mortgage Loan Trust
0.269% due 06/25/2037		54	30
Long Beach Mortgage Loan Trust
0.739% due 10/25/2034		62	59
Merrill Lynch Mortgage Investors Trust
0.259% due 09/25/2037		10	3
Morgan Stanley ABS Capital, Inc.
0.239% due 05/25/2037		19	10
New Century Home Equity Loan Trust
0.359% due 05/25/2036		44	26
Popular ABS Mortgage Pass-Through Trust
0.269% due 06/25/2047 ^		39	34
Securitized Asset-Backed Receivables LLC Trust
0.239% due 12/25/2036 ^		39	13
0.259% due 11/25/2036 ^		18	6
Washington Mutual Asset-Backed Certificates Trust
0.239% due 10/25/2036		7	3

			1,400

MORTGAGE-BACKED SECURITIES 6.9%
Adjustable Rate Mortgage Trust
2.865% due 09/25/2035		184	162

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
American Home Mortgage Investment Trust
1.873% due 09/25/2045	$28	$26
Banc of America Funding Corp.
5.568% due 01/20/2047 ^	221	177
Banc of America Mortgage Trust
2.623% due 07/25/2034	67	67
Bear Stearns Adjustable Rate Mortgage Trust
2.872% due 05/25/2047 ^	75	61
2.875% due 04/25/2034	65	62
2.974% due 02/25/2034	168	164
Bear Stearns Alt-A Trust
0.339% due 02/25/2034	32	31
2.434% due 01/25/2036 ^	429	297
Bear Stearns Structured Products, Inc.
2.564% due 01/26/2036	1,102	855
2.759% due 12/26/2046	615	378
Chase Mortgage Finance Trust
2.665% due 03/25/2037	31	28
Citigroup Mortgage Loan Trust, Inc.
1.940% due 09/25/2035	101	101
2.569% due 07/25/2046 ^	31	25
2.622% due 08/25/2035	137	77
Credit Suisse First Boston Mortgage Securities Corp.
2.334% due 06/25/2033	292	285
First Horizon Mortgage Pass-Through Trust
2.614% due 08/25/2035	186	175
Greenpoint Mortgage Pass-Through Certificates
2.806% due 10/25/2033	188	186
GSR Mortgage Loan Trust
2.796% due 01/25/2036 ^	36	34
Harborview Mortgage Loan Trust
2.784% due 07/19/2035	330	299
5.126% due 08/19/2036 ^	7	6
IndyMac Mortgage Loan Trust
2.541% due 12/25/2034	132	121
Luminent Mortgage Trust
0.359% due 12/25/2036	29	20
Merrill Lynch Mortgage Investors Trust
0.389% due 02/25/2036	1,022	936
0.429% due 11/25/2035	126	115
1.179% due 10/25/2035	234	228
Merrill Lynch Mortgage-Backed Securities Trust
4.852% due 04/25/2037 ^	27	22
Provident Funding Mortgage Loan Trust
2.504% due 08/25/2033	104	105
Residential Funding Mortgage Securities, Inc. Trust
3.063% due 09/25/2035 ^	227	184
Sequoia Mortgage Trust
2.467% due 01/20/2047 ^	16	13
2.651% due 04/20/2035	148	147
Structured Adjustable Rate Mortgage Loan Trust
2.520% due 08/25/2035	131	120
2.548% due 01/25/2035	222	203
Structured Asset Mortgage Investments Trust
0.431% due 07/19/2035	961	896
WaMu Mortgage Pass-Through Certificates
2.136% due 04/25/2037	20	16
2.350% due 12/25/2036 ^	18	15

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.382% due 09/25/2036 ^	$26	$22
2.397% due 12/25/2036 ^	59	52
2.449% due 06/25/2033	101	100
2.547% due 03/25/2034	143	142
4.451% due 05/25/2037 ^	40	33
Wells Fargo Mortgage-Backed Securities Trust
2.612% due 07/25/2036 ^	40	39

		7,025

U.S. GOVERNMENT AGENCIES 0.1%
Freddie Mac
0.459% due 09/25/2031	133	124

Total United States (Cost $10,030)		8,549

SHORT-TERM INSTRUMENTS 9.7%

REPURCHASE AGREEMENTS (b) 2.4%
		2,382

U.S. TREASURY BILLS 7.3%
0.021% due 10/03/2013 - 03/13/2014 (a)(d)	7,410	7,410

Total Short-Term Instruments (Cost $9,792)		9,792

Total Investments in Securities (Cost $87,898)		77,170

	SHARES
INVESTMENTS IN AFFILIATES 32.3%

SHORT-TERM INSTRUMENTS 32.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 32.3%
PIMCO Short-Term Floating NAV Portfolio	3,273,936	32,762

Total Short-Term Instruments (Cost $32,759)		32,762

Total Investments in Affiliates (Cost $32,759)		32,762

Total Investments 108.4% (Cost $120,657)		$109,932

Financial Derivative Instruments (c) (5.0%) (Cost or Premiums, net $0)		(5,018)

Other Assets and Liabilities, net (3.4%)		(3,501)

Net Assets 100.0%		$101,413

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.

58	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2013 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	09/30/2013	10/01/2013	$2,382	Freddie Mac 2.080% due 10/17/2022	$(2,432)	$2,382	$2,382

Total Repurchase Agreements						$(2,432)	$2,382	$2,382

(1)	Includes accrued interest.

As of September 30, 2013, there were no open sale-buyback transactions. The average amount of borrowing while outstanding during the period ended September 30, 2013 was $643 at a weighted average interest rate of 0.120%.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of September 30, 2013:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$2,382	$0	$0	$0	$2,382	$(2,432)	$(50)

Total Borrowings and Other Financing Transactions	$2,382	$0	$0	$0

(2)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
Counterparty								Asset	Liability
BOA	10/2013		AUD	1,963	$		1,754	$0	$(77)
	10/2013		BRL	11,462			4,734	0	(438)
	10/2013	$		5,159		BRL	11,462	21	(8)
	10/2013			350		JPY	34,331	0	(1)

BRC	10/2013		BRL	19,870	$		8,319	0	(647)
	10/2013	$		8,943		BRL	19,870	22	0
	10/2013			1,701		HKD	13,191	0	0
	11/2013		BRL	16,217	$		7,253	0	(7)
	12/2013		MXN	26,671			2,022	0	(3)

CBK	10/2013		JPY	735,764			7,500	14	0
	10/2013	$		4,540		JPY	448,500	23	0
	12/2013		EUR	40	$		53	0	(1)

DUB	10/2013		BRL	4,634			2,078	0	(13)
	10/2013	$		1,839		AUD	1,963	0	(8)
	10/2013			2,088		BRL	4,633	3	0
	11/2013		AUD	1,963	$		1,835	8	0
	12/2013		MXN	106,839			8,081	0	(31)
	01/2014		BRL	4,633			2,046	0	(1)

FBF	10/2013			45,239			19,937	0	(475)
	10/2013		MYR	16,282			5,000	9	0
	10/2013	$		20,397		BRL	45,239	24	(9)
	10/2013			31,153		MXN	400,000	0	(635)
	11/2013		BRL	39,727	$		17,748	0	(37)
	12/2013		MXN	106,684			8,081	0	(19)
	01/2014		BRL	6,932			3,075	11	0

GLM	11/2013	$		3,000		BRL	6,742	19	0
	12/2013		MXN	93,752	$		7,118	0	(1)

HUS	10/2013		JPY	1,686,300			17,473	315	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	59

Schedule of Investments PIMCO Developing Local Markets Portfolio (Cont.)

	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
Counterparty								Asset	Liability
JPM	10/2013		BRL	24,526	$		10,103	$0	$(964)
	10/2013	$		15,462		BRL	34,047	0	(100)
	11/2013		BRL	34,047	$		15,350	108	0
	11/2013	$		2,001		BRL	4,443	0	(12)
	12/2013		MXN	120,545	$		9,092	0	(61)

MSC	10/2013		BRL	40,149			16,627	0	(1,488)
	10/2013		MXN	400,000			31,153	635	0
	10/2013	$		12,746		BRL	28,773	237	0
	10/2013			96,324		MXN	1,254,885	0	(583)
	11/2013		BRL	23,273	$		10,191	0	(227)
	12/2013		MXN	220,626			17,000	248	0
	01/2014		BRL	5,500			2,434	3	0

RBC	12/2013		CAD	5,254			5,085	0	(6)

RYL	11/2013	$		1,701		CHF	1,573	39	0
	12/2013			5,053		GBP	3,235	182	0

SCX	10/2013		HKD	13,191	$		1,701	0	0
	10/2013		MYR	9,600			2,892	0	(51)
	10/2013	$		8,017		MYR	25,883	0	(83)
	01/2014			1,701		HKD	13,191	0	0
	01/2014			2,877		MYR	9,600	50	0

UAG	10/2013		BRL	24,574	$		9,999	0	(1,089)
	12/2013		MXN	52,341	$		3,980	6	0

Total Forward Foreign Currency Contracts								$1,977	$(7,075)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BRC	Pay	28-Day MXN-TIIE	8.780%	08/03/2016	MXN	2,550	$0	$23	$23	$0
CBK	Pay	28-Day MXN-TIIE	8.770%	08/03/2016		2,550	0	24	24	0
MYC	Pay	28-Day MXN-TIIE	9.920%	08/12/2015		4,000	0	33	33	0

							$0	$80	$80	$0

Total Swap Agreements							$0	$80	$80	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2013:

(d)	Securities with an aggregate market value of $4,820 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures (1)
BOA	$21	$0	$0	$21	$(524)	$0	$0	$(524)	$(503)	$561	$58
BRC	22	0	23	45	(657)	0	0	(657)	(612)	692	80
CBK	37	0	24	61	(1)	0	0	(1)	60	0	60
DUB	11	0	0	11	(53)	0	0	(53)	(42)	0	(42)
FBF	44	0	0	44	(1,175)	0	0	(1,175)	(1,131)	831	(300)
GLM	19	0	0	19	(1)	0	0	(1)	18	10	28
HUS	315	0	0	315	0	0	0	0	315	(290)	25
JPM	108	0	0	108	(1,137)	0	0	(1,137)	(1,029)	1,053	24
MSC	1,123	0	0	1,123	(2,298)	0	0	(2,298)	(1,175)	(630)	(1,805)
MYC	0	0	33	33	0	0	0	0	33	0	33
RBC	0	0	0	0	(6)	0	0	(6)	(6)	0	(6)
RYL	221	0	0	221	0	0	0	0	221	0	221
SCX	50	0	0	50	(134)	0	0	(134)	(84)	0	(84)
UAG	6	0	0	6	(1,089)	0	0	(1,089)	(1,083)	873	(210)

Total Over the Counter	$1,977	$0	$80	$2,057	$(7,075)	$0	$0	$(7,075)

(1)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

60	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2013 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,977	$0	$1,977
Swap Agreements	0	0	0	0	80	80

	$0	$0	$0	$1,977	$80	$2,057

	$0	$0	$0	$1,977	$80	$2,057

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,075	$0	$7,075

	$0	$0	$0	$7,075	$0	$7,075

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,297	$0	$6,297
Swap Agreements	0	0	0	0	17	17

	$0	$0	$0	$6,297	$17	$6,314

	$0	$0	$0	$6,297	$17	$6,314

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(7,263)	$0	$(7,263)
Swap Agreements	0	0	0	0	(14)	(14)

	$0	$0	$0	$(7,263)	$(14)	$(7,277)

	$0	$0	$0	$(7,263)	$(14)	$(7,277)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Securities, at Value
Brazil
Sovereign Issues	$0	$58,829	$0	$58,829
United States
Asset-Backed Securities	0	1,400	0	1,400
Mortgage-Backed Securities	0	7,025	0	7,025
U.S. Government Agencies	0	124	0	124
Short-Term Instruments
Repurchase Agreements	0	2,382	0	2,382
U.S. Treasury Bills	0	7,410	0	7,410
	$0	$77,170	$0	$77,170

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$32,762	$0	$0	$32,762

Total Investments	$32,672	$77,170	$0	$109,932

Financial Derivative Instruments - Assets
Over the counter	$0	$2,057	$0	$2,057

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(7,075)	$0	$(7,075)

Totals	$32,762	$72,152	$0	$104,914

There were no transfers between Level 1 and 2 during the period ended September 30, 2013.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	61

Schedule of Investments PIMCO Emerging Markets Portfolio

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 78.5%

BERMUDA 0.7%

CORPORATE BONDS & NOTES 0.7%
Qtel International Finance Ltd.
3.375% due 10/14/2016		$600	$626
7.875% due 06/10/2019		5,000	6,125

Total Bermuda (Cost $6,316)			6,751

BRAZIL 31.5%

CORPORATE BONDS & NOTES 7.0%
Banco do Brasil S.A.
4.500% due 01/20/2016	EUR	6,800	9,593
Braskem Finance Ltd.
5.750% due 04/15/2021		$2,400	2,364
7.250% due 06/05/2018		1,500	1,672
CSN Islands Corp.
6.875% due 09/21/2019		9,600	9,984
Itau Unibanco Holding S.A.
5.750% due 01/22/2021		1,000	997
Petrobras Global Finance BV
3.000% due 01/15/2019		1,800	1,698
Petrobras International Finance Co.
5.750% due 01/20/2020		15,149	15,821
5.875% due 03/01/2018		10,000	10,766
7.875% due 03/15/2019		15,810	18,282
Vale Overseas Ltd.
6.250% due 01/23/2017		260	293

			71,470

SOVEREIGN ISSUES 24.5%
Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016		2,100	2,112
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2017	BRL	186,700	59,152
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2017		352,865	154,221
10.000% due 01/01/2023		85,019	35,014

			250,499

Total Brazil (Cost $348,569)			321,969

CAYMAN ISLANDS 0.7%

CORPORATE BONDS & NOTES 0.7%
Banco Continental S.A. via Continental Senior Trustees Cayman Ltd.
5.500% due 11/18/2020		$2,200	2,233
Hutchison Whampoa International Ltd.
5.750% due 09/11/2019		4,300	4,840

Total Cayman Islands (Cost $6,856)			7,073

CHILE 0.5%

CORPORATE BONDS & NOTES 0.5%
Corp. Nacional del Cobre de Chile
3.750% due 11/04/2020		$4,750	4,741

Total Chile (Cost $4,548)			4,741

CHINA 0.1%

CORPORATE BONDS & NOTES 0.1%
CNOOC Curtis Funding Pty. Ltd.
4.500% due 10/03/2023 (a)		$1,000	1,013

Total China (Cost $1,000)			1,013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HONG KONG 1.0%

CORPORATE BONDS & NOTES 1.0%
Bank of China Hong Kong Ltd.
5.550% due 02/11/2020	$7,500	$8,166
CNPC General Capital Ltd.
1.450% due 04/16/2016	1,500	1,496
3.400% due 04/16/2023	500	461

Total Hong Kong (Cost $9,806)		10,123

INDIA 0.6%

CORPORATE BONDS & NOTES 0.6%
Bank of India
4.750% due 09/30/2015	$925	951
State Bank of India
4.500% due 07/27/2015	5,400	5,557

Total India (Cost $6,412)		6,508

INDONESIA 2.0%

SOVEREIGN ISSUES 2.0%
Indonesia Government International Bond
6.875% due 01/17/2018	$2,500	2,794
7.250% due 04/20/2015	5,000	5,387
7.500% due 01/15/2016	11,000	12,155
10.375% due 05/04/2014	500	526

Total Indonesia (Cost $20,755)		20,862

IRELAND 0.5%

CORPORATE BONDS & NOTES 0.5%
AK Transneft OJSC Via TransCapitalInvest Ltd.
5.670% due 03/05/2014	$100	102
Russian Railways via RZD Capital PLC
5.739% due 04/03/2017	4,300	4,601
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017	200	212

Total Ireland (Cost $4,702)		4,915

KAZAKHSTAN 0.1%

CORPORATE BONDS & NOTES 0.1%
Tengizchevroil Finance Co. SARL
6.124% due 11/15/2014	$1,257	1,288

Total Kazakhstan (Cost $1,280)		1,288

LUXEMBOURG 0.8%

CORPORATE BONDS & NOTES 0.8%
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.299% due 05/15/2017	$300	322
7.750% due 05/29/2018	6,400	7,216
VTB Bank OJSC Via VTB Capital S.A.
6.875% due 05/29/2018	500	539

Total Luxembourg (Cost $7,704)		8,077

MEXICO 13.1%

CORPORATE BONDS & NOTES 2.0%
America Movil S.A.B. de C.V.
5.000% due 10/16/2019	$3,000	3,278
5.000% due 03/30/2020	5,000	5,402
6.375% due 03/01/2035	2,500	2,699
BBVA Bancomer S.A.
6.500% due 03/10/2021	1,000	1,045
6.750% due 09/30/2022	2,000	2,075

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Petroleos Mexicanos
8.000% due 05/03/2019		$4,200	$5,092
Telefonos de Mexico S.A.B. de C.V.
8.750% due 01/31/2016	MXN	10,000	835

			20,426

SOVEREIGN ISSUES 11.1%
Mexico Government International Bond
4.750% due 06/14/2018		127,000	9,665
5.000% due 06/15/2017		42,500	3,312
6.250% due 06/16/2016		347,200	27,990
6.500% due 06/10/2021		135,000	10,839
8.000% due 12/19/2013		765,000	59,050
8.500% due 12/13/2018		470	42
9.500% due 12/18/2014		1,155	94
10.000% due 12/05/2024		21,000	2,114

			113,106

Total Mexico (Cost $130,825)			133,532

NETHERLANDS 0.5%

CORPORATE BONDS & NOTES 0.5%
Gazprom OAO Via White Nights Finance BV
10.500% due 03/25/2014		$5,000	5,244

Total Netherlands (Cost $5,220)			5,244

PANAMA 0.7%

SOVEREIGN ISSUES 0.7%
Panama Government International Bond
6.700% due 01/26/2036		$100	115
7.250% due 03/15/2015		6,000	6,525

Total Panama (Cost $6,349)			6,640

PERU 0.2%

SOVEREIGN ISSUES 0.2%
Peru Government International Bond
6.900% due 08/12/2037	PEN	4,000	1,502
8.750% due 11/21/2033		$100	144

Total Peru (Cost $1,626)			1,646

POLAND 0.0%

SOVEREIGN ISSUES 0.0%
Poland Government International Bond
5.500% due 10/25/2019	PLN	96	33

Total Poland (Cost $29)			33

QATAR 0.3%

SOVEREIGN ISSUES 0.3%
Qatar Government International Bond
4.000% due 01/20/2015		$200	208
6.550% due 04/09/2019		2,400	2,874

Total Qatar (Cost $2,935)			3,082

RUSSIA 0.0%

SOVEREIGN ISSUES 0.0%
Russia Government International Bond
12.750% due 06/24/2028		$100	173

Total Russia (Cost $167)			173

62	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2013 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SINGAPORE 1.1%

CORPORATE BONDS & NOTES 1.1%
Temasek Financial Ltd.
4.300% due 10/25/2019		$10,000	$10,976

SOVEREIGN ISSUES 0.0%
Singapore Government Bond
2.500% due 06/01/2019	SGD	70	59

Total Singapore (Cost $9,998)			11,035

SOUTH KOREA 4.7%

CORPORATE BONDS & NOTES 3.4%
Export-Import Bank of Korea
4.000% due 01/29/2021		$14,000	14,408
5.125% due 06/29/2020		3,500	3,858
Industrial Bank of Korea
3.750% due 09/29/2016		380	403
Korea Development Bank
3.875% due 05/04/2017		3,000	3,195
Korea East-West Power Co. Ltd.
2.500% due 07/16/2017		2,600	2,608
Korea Exchange Bank
4.875% due 01/14/2016		5,000	5,358
Korea Hydro & Nuclear Power Co. Ltd.
6.250% due 06/17/2014		2,590	2,689
Korea Western Power Co. Ltd.
3.125% due 05/10/2017		2,000	2,052

			34,571

SOVEREIGN ISSUES 1.3%
Korea Housing Finance Corp.
4.125% due 12/15/2015		12,100	12,831

Total South Korea (Cost $45,554)			47,402

UNITED ARAB EMIRATES 0.4%

CORPORATE BONDS & NOTES 0.4%
Dolphin Energy Ltd.
5.888% due 06/15/2019		$3,557	3,899

Total United Arab Emirates (Cost $3,767)			3,899

UNITED STATES 2.7%

ASSET-BACKED SECURITIES 0.0%
GSAA Home Equity Trust
0.479% due 03/25/2037		$464	275
Morgan Stanley Mortgage Loan Trust
0.539% due 04/25/2037		425	204

			479

CORPORATE BONDS & NOTES 2.1%
American International Group, Inc.
6.765% due 11/15/2017	GBP	364	690
Bank of America N.A.
0.534% due 06/15/2016		$900	881
Gerdau Holdings, Inc.
7.000% due 01/20/2020		15,200	16,264

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Merrill Lynch & Co., Inc.
6.875% due 04/25/2018	$2,400	$2,832
SLM Corp.
5.375% due 05/15/2014	200	204
Wachovia Corp.
5.750% due 02/01/2018	900	1,041

		21,912

MORTGAGE-BACKED SECURITIES 0.5%
Banc of America Mortgage Trust
2.928% due 02/25/2036 ^	47	40
Bear Stearns Adjustable Rate Mortgage Trust
2.600% due 03/25/2035	2,462	2,493
Chase Mortgage Finance Trust
2.665% due 03/25/2037	93	83
Citigroup Mortgage Loan Trust, Inc.
2.569% due 07/25/2046 ^	63	49
2.829% due 03/25/2034	18	18
Countrywide Home Loan Mortgage Pass-Through Trust
2.797% due 09/25/2047 ^	39	32
4.976% due 10/20/2035	291	241
Harborview Mortgage Loan Trust
5.126% due 08/19/2036 ^	30	24
Luminent Mortgage Trust
0.359% due 12/25/2036	58	39
MASTR Adjustable Rate Mortgages Trust
0.419% due 05/25/2037	254	173
Merrill Lynch Alternative Note Asset Trust
0.479% due 03/25/2037	446	188
2.842% due 06/25/2037 ^	341	213
Merrill Lynch Mortgage-Backed Securities Trust
4.852% due 04/25/2037 ^	89	72
Morgan Stanley Capital Trust
5.692% due 04/15/2049	1,000	1,113
Morgan Stanley Mortgage Loan Trust
2.262% due 06/25/2036	25	23
Sequoia Mortgage Trust
2.467% due 01/20/2047 ^	39	34
WaMu Mortgage Pass-Through Certificates
2.072% due 01/25/2037 ^	75	60
2.136% due 04/25/2037	50	39
2.350% due 12/25/2036 ^	46	39
2.382% due 09/25/2036 ^	87	75
2.397% due 12/25/2036 ^	178	156
4.451% due 05/25/2037 ^	120	98

		5,302

U.S. GOVERNMENT AGENCIES 0.0%
Freddie Mac
5.000% due 01/30/2014 (d)(f)	400	407

U.S. TREASURY OBLIGATIONS 0.1%
U.S. Treasury Notes
0.250% due 01/31/2014 (d)	105	105
0.750% due 06/15/2014 (d)(f)	1,368	1,374

		1,479

Total United States (Cost $27,699)		29,579

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VIRGIN ISLANDS (BRITISH) 3.3%

CORPORATE BONDS & NOTES 3.3%
Gerdau Trade, Inc.
5.750% due 01/30/2021		$6,700	$6,599
GTL Trade Finance, Inc.
7.250% due 10/20/2017		5,000	5,575
Rosneft Finance S.A.
6.625% due 03/20/2017		11,710	12,910
7.500% due 07/18/2016		2,900	3,252
7.875% due 03/13/2018		5,000	5,788

Total Virgin Islands (British) (Cost $32,204)			34,124

SHORT-TERM INSTRUMENTS 13.0%

MALAYSIA TREASURY BILLS 2.3%
2.985% due 10/08/2013	MYR	78,000	23,917

MEXICO TREASURY BILLS 8.5%
4.002% due 10/03/2013 - 11/14/2013 (b)	MXN	1,140,000	86,945

U.S. TREASURY BILLS 2.2%
0.031% due 10/03/2013 - 06/26/2014 (b)(f)		$22,773	22,771

Total Short-Term Instruments (Cost $138,629)			133,633

Total Investments in Securities (Cost $822,950)			803,342

		SHARES
INVESTMENTS IN AFFILIATES 23.0%

SHORT-TERM INSTRUMENTS 23.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 23.0%
PIMCO Short-Term Floating NAV Portfolio		23,535,062	235,515

Total Short-Term Instruments (Cost $235,497)			235,515

Total Investments in Affiliates (Cost $235,497)			235,515

Total Investments 101.5% (Cost $1,058,447)			$1,038,857

Financial Derivative Instruments (c)(e) (1.6%) (Cost or Premiums, net $12,764)			(16,226)

Other Assets and Liabilities, net 0.1%			1,015

Net Assets 100.0%			$1,023,646

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	63

Schedule of Investments PIMCO Emerging Markets Portfolio (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

As of September 30, 2013, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings while outstanding during the period ended September 30, 2013 was $1,812 at a weighted average interest rate of (0.928%).

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)	Variation Margin
					Asset	Liability
10-Year Deliverable Interest Rate Swap December Futures	Short	12/2013	23	$(74)	$1	$0

Total Futures Contracts				$(74)	$1	$0

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	1.500%	06/19/2020	$38,000	$1,317	$1,329	$0	$(20)
Receive	3-Month USD-LIBOR	2.000%	06/19/2023	24,700	1,472	1,070	0	(15)

Total Swap Agreements					$2,789	$2,399	$0	$(35)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2013:

(d)	Securities with an aggregate market value of $440 and cash of $1,459 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2013. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$1	$0	$1	$0	$0	$(35)	$(35)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	10/2013		MXN	490,208	$		39,120	$1,672	$0
	11/2013		BRL	19,927			8,197	0	(724)
	12/2013		MXN	323,003			25,234	712	0

BPS	10/2013			188,150			14,777	421	0
	12/2013	$		10,744		MXN	140,275	0	(93)

BRC	10/2013		BRL	69,201	$		31,032	0	(192)
	10/2013	$		31,172		BRL	69,201	52	0
	11/2013		BRL	69,201	$		30,951	0	(29)

CBK	10/2013		MYR	76,590			24,080	602	0
	12/2013		MXN	2,020			156	3	0

DUB	10/2013		BRL	46,134			20,688	0	(128)
	10/2013		MXN	198,057			15,531	420	0
	10/2013	$		20,786		BRL	46,134	30	0

64	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2013 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	11/2013	$		246		PLN	786	$5	$0
	12/2013		MXN	498,949	$		37,739	0	(145)
	01/2014		BRL	46,134			20,376	0	(13)

FBF	10/2013			69,086			30,980	0	(191)
	10/2013		PEN	8,480			3,275	232	0
	10/2013	$		31,261		BRL	69,086	0	(89)
	10/2013			1,641		PEN	4,240	0	(120)
	11/2013		BRL	92,162	$		39,694	0	(1,566)
	01/2014			69,086			30,644	110	0

GLM	10/2013			5,746			2,577	0	(16)
	10/2013	$		2,500		BRL	5,746	93	0
	12/2013		MXN	163,931	$		12,445	0	(2)

HUS	10/2013		BRL	23,118			10,028	0	(402)
	10/2013	$		10,367		BRL	23,118	64	0
	12/2013		MXN	459,611	$		34,684	0	(208)
	01/2014		BRL	24,734			10,995	63	0

JPM	10/2013			99,291			41,226	0	(3,575)
	10/2013	$		44,448		BRL	99,291	587	(235)
	10/2013			1,868		HKD	14,483	0	0
	11/2013		BRL	80,258	$		36,185	254	0
	12/2013		MXN	164,508			12,408	0	(83)

MSC	10/2013		BRL	172,996			72,047	0	(6,010)
	10/2013	$		70,740		BRL	158,916	968	(4)
	10/2013			1,533		PEN	4,240	0	(11)
	11/2013		BRL	93,448	$		40,922	0	(913)
	11/2013		MXN	245,965			18,903	179	0
	01/2014		BRL	60,000			26,549	31	0
	01/2014	$		6,107		BRL	14,081	116	0
	04/2014		PEN	4,240	$		1,503	13	0

RYL	12/2013		GBP	812			1,268	0	(45)

SCX	10/2013		HKD	8,666			1,118	0	0
	10/2013	$		23,076		MYR	76,590	402	0
	01/2014		MYR	76,590	$		22,955	0	(402)
	01/2014	$		1,118		HKD	8,666	0	0

UAG	10/2013		BRL	168,034	$		68,370	0	(7,447)
	10/2013		HKD	5,816			750	0	0
	10/2013	$		75,351		BRL	168,034	466	0

Total Forward Foreign Currency Contracts								$7,495	$(22,643)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2013 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	China Government International Bond	1.000%	06/20/2016	0.419%	$ 5,000	$89	$(8)	$81	$0

BPS	Venezuela Government International Bond	5.000%	03/20/2015	8.201%	1,000	(10)	(32)	0	(42)

BRC	Brazil Government International Bond	1.000%	06/20/2015	0.930%	25,000	64	(26)	38	0
	Brazil Government International Bond	1.000%	12/20/2015	1.027%	12,500	4	(8)	0	(4)
	Brazil Government International Bond	1.000%	12/20/2016	1.314%	8,000	(411)	334	0	(77)
	Brazil Government International Bond	1.000%	06/20/2021	2.038%	20,000	(967)	(433)	0	(1,400)
	China Government International Bond	1.000%	09/20/2015	0.299%	25,000	326	29	355	0
	Indonesia Government International Bond	2.320%	12/20/2016	1.701%	2,600	0	52	52	0
	Mexico Government International Bond	1.000%	09/20/2017	0.972%	25,000	(260)	295	35	0

CBK	Brazil Government International Bond	1.000%	06/20/2021	2.038%	10,000	(456)	(244)	0	(700)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	65

Schedule of Investments PIMCO Emerging Markets Portfolio (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2013 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
	China Government International Bond	1.000%	12/20/2016	0.486%	$ 6,000	$(248)	$349	$101	$0
	China Government International Bond	1.000%	09/20/2021	1.278%	5,000	(121)	23	0	(98)
	Mexico Government International Bond	1.000%	12/20/2016	0.813%	20,000	(512)	637	125	0
	Mexico Government International Bond	1.000%	03/20/2018	1.073%	17,000	(25)	(24)	0	(49)
	Rosneft Oil Co. via Rosneft International Finance Ltd.	1.000%	09/20/2014	1.226%	1,000	0	(2)	0	(2)
	Sberbank of Russia	1.000%	09/20/2014	0.984%	1,000	0	1	1	0

DUB	Brazil Government International Bond	1.000%	06/20/2015	0.930%	21,000	108	(77)	31	0
	Brazil Government International Bond	1.000%	12/20/2016	1.314%	7,000	(356)	289	0	(67)
	China Government International Bond	1.000%	09/20/2021	1.278%	9,000	(453)	277	0	(176)

FBF	Gazprom Via Gaz Capital S.A.	1.580%	06/20/2016	1.675%	5,000	0	10	10	0

GST	Brazil Government International Bond	1.000%	12/20/2015	1.027%	10,000	2	(5)	0	(3)
	Brazil Government International Bond	1.000%	03/20/2017	1.381%	20,000	(263)	11	0	(252)
	Gazprom Via Gaz Capital S.A.	1.000%	03/20/2015	1.232%	50,000	(2,678)	2,523	0	(155)
	Mexico Government International Bond	1.000%	09/20/2015	0.620%	5,000	37	2	39	0
	Mexico Government International Bond	1.000%	12/20/2015	0.644%	10,000	110	(28)	82	0

HUS	Brazil Government International Bond	1.000%	06/20/2015	0.930%	10,000	28	(13)	15	0
	Mexico Government International Bond	1.000%	12/20/2015	0.644%	5,000	55	(14)	41	0
	Mexico Government International Bond	1.000%	09/20/2016	0.781%	10,000	45	22	67	0
	Petrobras International Finance Co.	1.000%	09/20/2014	1.250%	4,000	(5)	(3)	0	(8)

JPM	Brazil Government International Bond	1.000%	09/20/2015	0.985%	20,000	(118)	130	12	0
	Indonesia Government International Bond	1.000%	03/20/2015	1.056%	3,225	(122)	121	0	(1)

MYC	Brazil Government International Bond	1.000%	09/20/2015	0.985%	1,500	(9)	10	1	0
	Gazprom Via Gaz Capital S.A.	1.390%	05/20/2016	1.650%	1,700	0	(3)	0	(3)
	Indonesia Government International Bond	1.000%	03/20/2016	1.456%	20,000	(258)	42	0	(216)

UAG	Indonesia Government International Bond	1.000%	03/20/2015	1.056%	3,225	(130)	128	0	(2)

						$(6,534)	$4,365	$1,086	$(3,255)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value (4)
							Asset	Liability
BOA	CDX.EM-20 5-Year Index	5.000%	12/20/2018	$10,000	$1,100	$(124)	$976	$0

BRC	CDX.EM-13 5-Year Index	5.000%	06/20/2015	1,200	149	(110)	39	0

DUB	CDX.EM-13 5-Year Index	5.000%	06/20/2015	25,000	3,150	(2,346)	804	0
	CDX.EM-16 5-Year Index	5.000%	12/20/2016	10,000	843	(212)	631	0

FBF	CDX.EM-13 5-Year Index	5.000%	06/20/2015	12,700	1,581	(1,173)	408	0

GST	CDX.EM-13 5-Year Index	5.000%	06/20/2015	1,300	162	(121)	41	0

HUS	CDX.EM-13 5-Year Index	5.000%	06/20/2015	66,500	8,362	(6,224)	2,138	0

UAG	CDX.EM-14 5-Year Index	5.000%	12/20/2015	25,000	3,538	(2,490)	1,048	0

					$18,885	$ (12,800)	$6,085	$0

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

66	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2013 (Unaudited)

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	8.940%	01/02/2017	BRL	4,000	$2	$(85)	$0	$(83)
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MXN	280,000	41	421	462	0

BRC	Pay	28-Day MXN-TIIE	8.780%	08/03/2016		5,700	0	52	52	0
	Pay	28-Day MXN-TIIE	5.600%	09/06/2016		200,000	(44)	521	477	0
	Pay	28-Day MXN-TIIE	5.000%	09/06/2019		130,000	(113)	(243)	0	(356)
	Pay	28-Day MXN-TIIE	6.650%	06/02/2021		225,000	286	237	523	0
	Pay	28-Day MXN-TIIE	5.750%	09/02/2022		217,000	181	(973)	0	(792)

CBK	Pay	28-Day MXN-TIIE	8.770%	08/03/2016		5,700	0	52	52	0
	Pay	28-Day MXN-TIIE	8.720%	09/05/2016		3,000	7	20	27	0
	Pay	28-Day MXN-TIIE	8.900%	09/22/2016		52,250	(1)	497	496	0

DUB	Pay	1-Year BRL-CDI	9.130%	01/02/2017	BRL	35,000	88	(746)	0	(658)
	Pay	28-Day MXN-TIIE	5.000%	02/24/2020	MXN	250,000	17	(918)	0	(901)

FBF	Pay	1-Year BRL-CDI	11.470%	01/02/2017	BRL	34,300	(43)	132	89	0

GLM	Pay	1-Year BRL-CDI	11.320%	01/04/2016		21,000	26	29	55	0
	Pay	28-Day MXN-TIIE	8.865%	09/12/2016	MXN	45,000	0	426	426	0
	Pay	28-Day MXN-TIIE	5.750%	06/11/2018		95,000	(56)	227	171	0

HUS	Pay	28-Day MXN-TIIE	5.600%	09/06/2016		475,000	85	1,046	1,131	0
	Pay	28-Day MXN-TIIE	5.000%	02/24/2020		74,000	22	(289)	0	(267)

JPM	Pay	28-Day MXN-TIIE	8.850%	09/21/2016		80,000	0	752	752	0

MYC	Pay	1-Year BRL-CDI	8.640%	01/02/2017	BRL	364,500	(26)	(7,896)	0	(7,922)
	Pay	28-Day MXN-TIIE	9.920%	08/12/2015	MXN	38,000	0	315	315	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		650,000	49	1,024	1,073	0
	Pay	28-Day MXN-TIIE	5.520%	09/07/2018		41,700	22	10	32	0
	Pay	28-Day MXN-TIIE	5.530%	09/11/2018		175,000	176	(42)	134	0
	Pay	28-Day MXN-TIIE	5.250%	09/06/2019		165,000	(71)	(215)	0	(286)
	Pay	28-Day MXN-TIIE	6.750%	06/05/2023		180,000	(240)	446	206	0

UAG	Pay	1-Year BRL-CDI	8.900%	01/02/2017	BRL	8,000	5	(173)	0	(168)

							$413	$(5,373)	$6,473	$(11,433)

Total Swap Agreements							$12,764	$(13,808)	$13,644	$(14,688)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2013:

(f)	Securities with an aggregate market value of $18,998 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures (5)
BOA	$2,384	$0	$1,519	$3,903	$(724)	$0	$(83)	$(807)	$3,096	$(3,510)	$(414)
BPS	421	0	0	421	(93)	0	(42)	(135)	286	(270)	16
BRC	52	0	1,571	1,623	(221)	0	(2,629)	(2,850)	(1,227)	941	(286)
CBK	605	0	802	1,407	0	0	(849)	(849)	558	(407)	151
DUB	455	0	1,466	1,921	(286)	0	(1,802)	(2,088)	(167)	(300)	(467)
FBF	342	0	507	849	(1,966)	0	0	(1,966)	(1,117)	200	(917)
GLM	93	0	652	745	(18)	0	0	(18)	727	(510)	217
GST	0	0	162	162	0	0	(410)	(410)	(248)	0	(248)
HUS	127	0	3,392	3,519	(610)	0	(275)	(885)	2,634	(3,020)	(386)
JPM	841	0	764	1,605	(3,893)	0	(1)	(3,894)	(2,289)	1,760	(529)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	67

Schedule of Investments PIMCO Emerging Markets Portfolio (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures (5)
MSC	$1,307	$0	$0	$1,307	$(6,938)	$0	$0	$(6,938)	$(5,631)	$1,273	$(4,358)
MYC	0	0	1,761	1,761	0	0	(8,427)	(8,427)	(6,666)	4,896	(1,770)
RYL	0	0	0	0	(45)	0	0	(45)	(45)	0	(45)
SCX	402	0	0	402	(402)	0	0	(402)	(0)	0	0
UAG	466	0	1,048	1,514	(7,447)	0	(170)	(7,617)	(6,103)	5,132	(971)

Total Over the Counter	$7,495	$0	$13,644	$21,139	$(22,643)	$0	$(14,688)	$(37,331)

(5)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1	$1

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,495	$0	$7,495
Swap Agreements	0	7,171	0	0	6,473	13,644

	$0	$7,171	$0	$7,495	$6,473	$21,139

	$0	$7,171	$0	$7,495	$6,474	$21,140

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$35	$35

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$22,643	$0	$22,643
Swap Agreements	0	3,255	0	0	11,433	14,688

	$0	$3,255	$0	$22,643	$11,433	$37,331

	$0	$3,255	$0	$22,643	$11,468	$37,366

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$167	$167
Swap Agreements	0	0	0	0	7	7

	$0	$0	$0	$0	$174	$174

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$29,868	$0	$29,868
Swap Agreements	0	6,167	0	0	(3,118)	3,049

	$0	$6,167	$0	$29,868	$(3,118)	$32,917

	$0	$6,167	$0	$29,868	$(2,944)	$33,091

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(74)	$(74)
Swap Agreements	0	0	0	0	2,537	2,537

	$0	$0	$0	$0	$2,463	$2,463

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(10,278)	$0	$(10,278)
Swap Agreements	0	(4,888)	0	0	(11,127)	(16,015)

	$0	$(4,888)	$0	$(10,278)	$(11,127)	$(26,293)

	$0	$(4,888)	$0	$(10,278)	$(8,664)	$(23,830)

68	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2013 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Securities, at Value
Bermuda
Corporate Bonds & Notes	$0	$6,751	$0	$6,751
Brazil
Corporate Bonds & Notes	0	71,470	0	71,470
Sovereign Issues	0	250,499	0	250,499
Cayman Islands
Corporate Bonds & Notes	0	7,073	0	7,073
Chile
Corporate Bonds & Notes	0	4,741	0	4,741
China
Corporate Bonds & Notes	0	1,013	0	1,013
Hong Kong
Corporate Bonds & Notes	0	10,123	0	10,123
India
Corporate Bonds & Notes	0	6,508	0	6,508
Indonesia
Sovereign Issues	0	20,862	0	20,862
Ireland
Corporate Bonds & Notes	0	4,915	0	4,915
Kazakhstan
Corporate Bonds & Notes	0	1,288	0	1,288
Luxembourg
Corporate Bonds & Notes	0	8,077	0	8,077
Mexico
Corporate Bonds & Notes	0	20,426	0	20,426
Sovereign Issues	0	113,106	0	113,106
Netherlands
Corporate Bonds & Notes	0	5,244	0	5,244
Panama
Sovereign Issues	0	6,640	0	6,640
Peru
Sovereign Issues	0	1,646	0	1,646
Poland
Sovereign Issues	0	33	0	33
Qatar
Sovereign Issues	0	3,082	0	3,082
Russia
Sovereign Issues	0	173	0	173
Singapore
Corporate Bonds & Notes	0	10,976	0	10,976
Sovereign Issues	0	59	0	59

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
South Korea
Corporate Bonds & Notes	$0	$34,571	$0	$34,571
Sovereign Issues	0	12,831	0	12,831
United Arab Emirates
Corporate Bonds & Notes	0	3,899	0	3,899
United States
Asset-Backed Securities	0	479	0	479
Corporate Bonds & Notes	0	21,912	0	21,912
Mortgage-Backed Securities	0	5,302	0	5,302
U.S. Government Agencies	0	407	0	407
U.S. Treasury Obligations	0	1,479	0	1,479
Virgin Islands (British)
Corporate Bonds & Notes	0	34,124	0	34,124
Short-Term Instruments
Malaysia Treasury Bills	0	23,917	0	23,917
Mexico Treasury Bills	0	86,945	0	86,945
U.S. Treasury Bills	0	22,771	0	22,771
	$0	$803,342	$0	$803,342

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$235,515	$0	$0	$235,515

Total Investments	$235,515	$803,342	$0	$1,038,857

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1	0	0	1
Over the counter	0	21,139	0	21,139
	$1	$21,139	$0	$21,140

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(35)	0	(35)
Over the counter	0	(37,331)	0	(37,331)
	$0	$(37,366)	$0	$(37,366)

Totals	$235,516	$787,115	$0	$1,022,631

There were no transfers between Level 1 and 2 during the period ended September 30, 2013.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	69

Schedule of Investments PIMCO FX Strategy Portfolio

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 48.0%

U.S. TREASURY OBLIGATIONS 12.0%
U.S. Treasury Notes
0.250% due 04/30/2014	$1,100	$1,101
1.250% due 04/15/2014	400	403

Total U.S. Treasury Obligations (Cost $1,503)		1,504

SHORT-TERM INSTRUMENTS 36.0%

REPURCHASE AGREEMENTS (b) 1.1%
		138

U.S. TREASURY BILLS 34.9%
0.074% due 01/09/2014 - 07/24/2014 (a)	4,380	4,379

Total Short-Term Instruments (Cost $4,517)		4,517

Total Investments in Securities (Cost $6,020)		6,021

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 55.5%

SHORT-TERM INSTRUMENTS 55.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 55.5%
PIMCO Short-Term Floating NAV Portfolio	697,167	$6,977

Total Short-Term Instruments (Cost $6,976)		6,977

Total Investments in Affiliates (Cost $6,976)		6,977

Total Investments 103.5% (Cost $12,996)		$12,998

Financial Derivative Instruments (c) (0.5%) (Cost or Premiums, net $14)		(69)

Other Assets and Liabilities, net (3.0%)		(374)

Net Assets 100.0%		$12,555

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	09/30/2013	10/01/2013	$138	Freddie Mac 2.080% due 10/17/2022	$(144)	$138	$138

Total Repurchase Agreements						$(144)	$138	$138

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of September 30, 2013:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)		Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$138	$0	$0	$0	$138		$(144)		$(6)

Total Borrowings and Other Financing Transactions	$138	$0	$0	$0

(2)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

70	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2013 (Unaudited)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	10/2013	$		800		CAD	825	$1	$0
	10/2013			400		MXN	5,227	0	(2)

BPS	10/2013		GBP	650	$		1,043	0	(9)

BRC	10/2013		EUR	800			1,061	0	(21)
	10/2013	$		1,200		NOK	7,244	4	0
	10/2013			500		RUB	16,649	13	0

CBK	10/2013		JPY	354,208	$		3,600	0	(4)
	10/2013	$		500		RUB	16,649	13	0

DUB	10/2013		EUR	750	$		1,011	0	(3)
	10/2013		GBP	600			964	0	(7)
	10/2013	$		1,200		NOK	7,098	0	(20)
	10/2013			800		RUB	25,770	0	(7)

FBF	10/2013			400			13,015	0	0

GLM	10/2013		GBP	600	$		964	0	(7)

HUS	10/2013		EUR	750			1,012	0	(3)
	10/2013		GBP	650			1,043	0	(9)
	10/2013		JPY	98,626			1,000	0	(4)
	10/2013	$		1,223		AUD	1,300	0	(12)
	10/2013			450		BRL	1,002	0	0
	10/2013			200		MXN	2,552	0	(5)
	10/2013			800		RUB	25,821	0	(6)

JPM	10/2013			1,212		AUD	1,300	0	(2)
	10/2013			450		BRL	1,002	0	0
	10/2013			400		RUB	12,964	0	(1)

MSC	10/2013		JPY	99,525	$		1,000	0	(13)
	10/2013	$		500		BRL	1,127	5	0
	10/2013			800		CAD	826	1	0
	10/2013			200		MXN	2,551	0	(5)

RYL	10/2013		JPY	99,526	$		1,000	0	(13)
	10/2013	$		2,638		AUD	2,850	20	(2)

SOG	10/2013		EUR	1,550	$		2,063	0	(34)
	10/2013	$		3,856		AUD	4,150	20	(7)

UAG	10/2013		EUR	750	$		1,001	0	(14)
	10/2013	$		1,223		AUD	1,300	0	(12)
	10/2013			500		BRL	1,127	5	0
	10/2013			700		INR	44,965	15	0
	10/2013			2,400		NOK	14,342	4	(20)
	10/2013			400		RUB	13,015	0	0

Total Forward Foreign Currency Contracts								$101	$(242)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Call - OTC USD versus MXN	MXN	13.431	10/24/2013	$	400	$2	$3

BRC	Call - OTC EUR versus USD	$	1.345	10/08/2013	EUR	1,600	6	19
	Call - OTC USD versus NOK	NOK	6.175	10/23/2013	$	2,400	13	9
	Call - OTC USD versus RUB	RUB	33.910	10/07/2013		1,000	3	0

DUB	Call - OTC EUR versus USD	$	1.367	10/22/2013	EUR	1,500	6	6
	Call - OTC GBP versus USD		1.626	10/17/2013	GBP	1,200	5	8
	Call - OTC USD versus RUB	RUB	33.000	10/11/2013	$	800	3	2
	Call - OTC USD versus RUB		32.580	10/21/2013		800	3	6

HUS	Put - OTC AUD versus USD	$	0.922	10/21/2013	AUD	2,600	11	15
	Call - OTC GBP versus USD		1.626	10/24/2013	GBP	1,300	6	11
	Call - OTC USD versus BRL	BRL	2.291	10/17/2013	$	900	6	4
	Put - OTC USD versus JPY	JPY	96.620	10/25/2013		2,000	9	11
	Call - OTC USD versus MXN	MXN	13.080	10/17/2013		400	2	6

JPM	Put - OTC AUD versus USD	$	0.913	10/28/2013	AUD	2,600	11	11

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	71

Schedule of Investments PIMCO FX Strategy Portfolio (Cont.)

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
MSX	Call - OTC USD versus BRL	BRL	2.322	10/24/2013	$	1,000	$7	$4
	Call - OTC USD versus CAD	CAD	1.045	10/16/2013		800	2	1
	Call - OTC USD versus CAD		1.044	10/22/2013		800	2	2
	Put - OTC USD versus JPY	JPY	97.390	10/18/2013		2,000	10	12

SOG	Put - OTC AUD versus USD	$	0.901	10/07/2013	AUD	3,100	14	1
	Put - OTC AUD versus USD		0.916	10/14/2013		2,600	12	7
	Call - OTC EUR versus USD		1.353	10/15/2013	EUR	1,500	6	12

UAG	Call - OTC USD versus INR	INR	67.450	10/08/2013	$	300	3	0
	Call - OTC USD versus INR		66.670	10/15/2013		200	2	0
	Call - OTC USD versus INR		65.650	10/22/2013		200	1	1
	Call - OTC USD versus NOK	NOK	6.044	10/16/2013		2,400	12	19
	Call - OTC USD versus RUB	RUB	33.180	10/28/2013		800	4	4

							$161	$174

Total Purchased Options							$161	$174

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC USD versus MXN	MXN	12.763	10/24/2013	$	400	$(2)	$(2)

BRC	Put - OTC EUR versus USD	$	1.308	10/08/2013	EUR	1,600	(7)	0
	Put - OTC USD versus NOK	NOK	5.913	10/23/2013	$	2,400	(11)	(11)
	Put - OTC USD versus RUB	RUB	32.820	10/07/2013		1,000	(3)	(15)

DUB	Put - OTC EUR versus USD	$	1.330	10/22/2013	EUR	1,500	(6)	(4)
	Put - OTC GBP versus USD		1.586	10/17/2013	GBP	1,200	(6)	(2)
	Put - OTC USD versus RUB	RUB	31.920	10/11/2013	$	800	(3)	(1)
	Put - OTC USD versus RUB		31.520	10/21/2013		800	(2)	(1)

HUS	Call - OTC AUD versus USD	$	0.958	10/21/2013	AUD	2,600	(9)	(3)
	Put - OTC GBP versus USD		1.583	10/24/2013	GBP	1,300	(6)	(3)
	Put - OTC USD versus BRL	BRL	2.171	10/17/2013	$	900	(5)	(3)
	Call - OTC USD versus JPY	JPY	100.630	10/25/2013		2,000	(9)	(7)
	Put - OTC USD versus MXN	MXN	12.484	10/17/2013		400	(2)	0

JPM	Call - OTC AUD versus USD	$	0.950	10/28/2013	AUD	2,600	(9)	(9)

MSX	Put - OTC USD versus BRL	BRL	2.196	10/24/2013	$	1,000	(6)	(9)
	Put - OTC USD versus CAD	CAD	1.020	10/16/2013		800	(2)	(1)
	Put - OTC USD versus CAD		1.022	10/22/2013		800	(2)	(2)
	Call - OTC USD versus JPY	JPY	101.690	10/18/2013		2,000	(10)	(2)

SOG	Call - OTC AUD versus USD	$	0.937	10/07/2013	AUD	3,100	(12)	(12)
	Call - OTC AUD versus USD		0.952	10/14/2013		2,600	(10)	(4)
	Put - OTC EUR versus USD		1.316	10/15/2013	EUR	1,500	(7)	(1)

UAG	Put - OTC USD versus INR	INR	62.730	10/08/2013	$	300	(2)	(3)
	Put - OTC USD versus INR		61.980	10/15/2013		200	(2)	(1)
	Put - OTC USD versus INR		61.570	10/22/2013		200	(1)	(1)
	Put - OTC USD versus NOK	NOK	5.800	10/16/2013		2,400	(10)	(2)
	Put - OTC USD versus RUB	RUB	31.970	10/28/2013		800	(3)	(3)

							$(147)	$(102)

Total Written Options							$(147)	$(102)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2013:

	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Notional Amount in NZD		Premiums
Balance at 03/31/2013	$100,200	AUD	0	EUR	24,000	GBP	20,500	NZD	28,100	$(663)
Sales	295,000		24,700		67,200		55,600		67,900	(2,126)
Closing Buys	(177,900)		(9,700)		(44,600)		(42,200)		(24,600)	1,199
Expirations	(140,500)		0		(32,700)		(27,600)		(38,300)	1,021
Exercised	(59,600)		(4,100)		(9,300)		(3,800)		(33,100)	422

Balance at 09/30/2013	$17,200	AUD	10,900	EUR	4,600	GBP	2,500	NZD	0	$(147)

72	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2013 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2013:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures (1)
BOA	$1	$3	$0	$4	$(2)	$(2)	$0	$(4)	$0	$0	$0
BPS	0	0	0	0	(9)	0	0	(9)	(9)	0	(9)
BRC	17	28	0	45	(21)	(26)	0	(47)	(2)	0	(2)
CBK	13	0	0	13	(4)	0	0	(4)	9	0	9
DUB	0	22	0	22	(37)	(8)	0	(45)	(23)	0	(23)
GLM	0	0	0	0	(7)	0	0	(7)	(7)	0	(7)
HUS	0	47	0	47	(39)	(16)	0	(55)	(8)	0	(8)
JPM	0	11	0	11	(3)	(9)	0	(12)	(1)	0	(1)
MSC	6	0	0	6	(18)	0	0	(18)	(12)	(135)	(147)
MSX	0	19	0	19	0	(14)	0	(14)	5	0	5
RYL	20	0	0	20	(15)	0	0	(15)	5	0	5
SOG	20	20	0	40	(41)	(17)	0	(58)	(18)	0	(18)
UAG	24	24	0	48	(46)	(10)	0	(56)	(8)	0	(8)

Total Over the Counter	$101	$174	$0	$275	$(242)	$(102)	$0	$(344)

(1)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$101	$0	$101
Purchased Options	0	0	0	174	0	174

	$0	$0	$0	$275	$0	$275

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$242	$0	$242
Written Options	0	0	0	102	0	102

	$0	$0	$0	$344	$0	$344

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,542)	$0	$(2,542)
Purchased Options	0	0	0	(1,879)	0	(1,879)
Written Options	0	0	0	1,934	0	1,934

	$0	$0	$0	$(2,487)	$0	$(2,487)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(349)	$0	$(349)
Purchased Options	0	0	0	146	0	146
Written Options	0	0	0	13	0	13

	$0	$0	$0	$(190)	$0	$(190)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	73

Schedule of Investments PIMCO FX Strategy Portfolio (Cont.)

September 30, 2013 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$1,504	$0	$1,504
Short-Term Instruments
Repurchase Agreements	0	138	0	138
U.S. Treasury Bills	0	4,379	0	4,379
	$0	$6,021	$0	$6,021

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$6,977	$0	$0	$6,977

Total Investments	$6,977	$6,021	$0	$12,998

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Financial Derivative Instruments - Assets
Over the counter	$0	$275	$0	$275

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(344)	$0	$(344)

Totals	$6,977	$5,952	$0	$12,929

There were no transfers between Level 1 and 2 during the period ended September 30, 2013.

74	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO High Yield Portfolio

September 30, 2013 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 136.4%

BANK LOAN OBLIGATIONS 10.1%
Activision Blizzard, Inc.
3.250% due 09/12/2020		$1,700	$1,702
Ancestry.com, Inc.
4.250% due 05/15/2018		765	764
5.250% due 12/28/2018		2,864	2,879
Biomet, Inc.
3.679% due 07/25/2017		1,050	1,054
Dell, Inc.
4.500% due 03/24/2020		4,250	4,187
5.000% due 11/06/2013		9,000	8,993
First Data Corp.
4.180% due 09/24/2018		750	746
Freedom Group, Inc.
5.500% due 04/19/2019		7,940	7,959
H.J. Heinz Co.
3.500% due 06/05/2020		3,491	3,509
Health Management Associates, Inc.
3.500% due 11/18/2018		871	872
Keystone Automotive Operations, Inc.
7.000% due 08/13/2019		700	705
Neiman Marcus Group, Inc.
4.000% due 05/16/2018		2,614	2,612
Ocwen Financial Corp.
5.000% due 02/15/2018		746	757
Pinnacle Entertainment, Inc.
3.750% due 08/14/2016		129	129
3.750% due 08/14/2020		250	251
Quintiles Transnational Corp.
4.000% due 06/08/2018		4,363	4,368
Springleaf Financial Funding Co.
4.750% due 09/30/2019		4,100	4,113
5.500% due 05/10/2017		3,146	3,155
Valeant Pharmaceuticals International, Inc.
4.500% due 08/05/2020		4,963	5,005
Walter Investment Management Corp.
5.750% due 11/28/2017		1,937	1,958

Total Bank Loan Obligations (Cost $55,020)			55,718

CORPORATE BONDS & NOTES 107.8%

BANKING & FINANCE 31.5%
AGFC Capital Trust
6.000% due 01/15/2067 (i)		11,500	9,602
Ally Financial, Inc.
4.625% due 06/26/2015		225	233
5.500% due 02/15/2017		3,887	4,096
6.750% due 12/01/2014		3,500	3,692
7.000% due 11/15/2024		265	265
7.500% due 09/15/2020		1,950	2,199
8.000% due 03/15/2020		600	693
8.300% due 02/12/2015 (i)		5,838	6,305
Arrow Global Finance PLC
7.875% due 03/01/2020	GBP	400	667
Bank One Capital
8.750% due 09/01/2030 (i)		$250	324
Banque PSA Finance S.A.
4.000% due 06/24/2015	EUR	4,000	5,565
Boats Investments Netherlands BV
11.000% due 03/31/2017 (b)		5,752	3,845
Cantor Commercial Real Estate Co. LP
7.750% due 02/15/2018		$300	307
CIT Group, Inc.
4.250% due 08/15/2017		2,425	2,480

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 05/15/2017 (i)		$6,350	$6,707
5.000% due 08/15/2022		900	884
5.000% due 08/01/2023		2,550	2,475
Co-Operative Group Ltd.
5.875% due 12/18/2013	GBP	64	105
Credit Suisse AG
6.500% due 08/08/2023 (i)		$3,000	3,042
DuPont Fabros Technology LP
5.875% due 09/15/2021		1,200	1,206
E*TRADE Financial Corp.
6.375% due 11/15/2019		1,500	1,605
Eksportfinans ASA
2.000% due 09/15/2015		300	294
2.375% due 05/25/2016		2,200	2,139
3.000% due 11/17/2014		600	601
5.500% due 05/25/2016		1,325	1,390
5.500% due 06/26/2017 (i)		9,825	10,255
Fidelity & Guaranty Life Holdings, Inc.
6.375% due 04/01/2021		1,175	1,198
Ford Motor Credit Co. LLC
5.875% due 08/02/2021 (i)		875	975
GMAC International Finance BV
7.500% due 04/21/2015	EUR	5,000	7,266
HBOS Capital Funding LP
6.461% due 11/30/2018 (e)	GBP	1,350	2,153
HBOS PLC
6.750% due 05/21/2018		$220	246
Hipotecaria Su Casita S.A. de C.V.
7.500% due 06/29/2018 ^		653	69
Hockey Merger Sub, Inc.
7.875% due 10/01/2021 (a)		1,750	1,761
International Lease Finance Corp.
7.125% due 09/01/2018 (i)		1,275	1,431
8.625% due 09/15/2015 (i)		1,800	1,993
Jefferies Finance LLC
7.375% due 04/01/2020		600	597
LBG Capital PLC
6.385% due 05/12/2020	EUR	2,000	2,790
6.439% due 05/23/2020		1,000	1,396
7.375% due 03/12/2020		50	71
7.625% due 12/09/2019	GBP	538	908
7.875% due 11/01/2020		$250	267
15.000% due 12/21/2019	EUR	1,100	2,188
Milestone Aviation Group LLC
8.625% due 12/15/2017		$750	793
Nationstar Mortgage LLC
9.625% due 05/01/2019		3,550	3,967
Nuveen Investments, Inc.
9.125% due 10/15/2017		2,000	1,975
Oppenheimer Holdings, Inc.
8.750% due 04/15/2018 (i)		3,000	3,202
Oxford Finance LLC
7.250% due 01/15/2018		625	642
Patriot Merger Corp.
9.000% due 07/15/2021		2,000	2,070
Provident Funding Associates LP
6.750% due 06/15/2021		275	278
10.125% due 02/15/2019 (i)		10,975	12,182
Regions Financial Corp.
7.375% due 12/10/2037 (i)		2,775	2,946
Rivers Pittsburgh Borrower LP
9.500% due 06/15/2019		554	607
SLM Corp.
0.566% due 01/27/2014		500	498
5.000% due 04/15/2015		900	938
5.375% due 05/15/2014		275	281
5.500% due 01/25/2023		675	622

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.625% due 08/01/2033 (i)		$3,000	$2,355
8.450% due 06/15/2018 (i)		4,600	5,209
Springleaf Finance Corp.
5.400% due 12/01/2015		2,044	2,125
6.900% due 12/15/2017		200	210
Stearns Holdings, Inc.
9.375% due 08/15/2020		100	103
Towergate Finance PLC
8.500% due 02/15/2018	GBP	1,000	1,717
10.500% due 02/15/2019		300	510
Virgin Media Secured Finance PLC
5.250% due 01/15/2021 (i)		$4,850	4,739
5.500% due 01/15/2021	GBP	18,370	29,962

			174,216

INDUSTRIALS 60.1%
Activision Blizzard, Inc.
5.625% due 09/15/2021		$500	502
6.125% due 09/15/2023		450	453
Aguila S.A.
7.875% due 01/31/2018		1,950	2,048
Air Canada Pass-Through Trust
4.125% due 11/15/2026		100	94
5.375% due 11/15/2022		200	193
Air Medical Group Holdings, Inc.
9.250% due 11/01/2018		2,145	2,317
Alere, Inc.
6.500% due 06/15/2020		2,000	1,992
Alliance Data Systems Corp.
6.375% due 04/01/2020		1,500	1,560
American Airlines Pass-Through Trust
7.000% due 07/31/2019		1,307	1,340
Ancestry.com, Inc.
11.000% due 12/15/2020		4,000	4,580
Antero Resources Finance Corp.
7.250% due 08/01/2019		600	636
Avaya, Inc.
7.000% due 04/01/2019		1,175	1,105
Aviation Capital Group Corp.
7.125% due 10/15/2020		8,225	8,985
AWAS Aviation Capital Ltd.
7.000% due 10/17/2016 (i)		5,670	5,868
Basic Energy Services, Inc.
7.750% due 02/15/2019		450	457
Berry Plastics Corp.
9.500% due 05/15/2018		2,300	2,501
9.750% due 01/15/2021		425	493
Biomet, Inc.
6.500% due 08/01/2020		2,475	2,568
BMC Software Finance, Inc.
8.125% due 07/15/2021		2,250	2,346
Calumet Specialty Products Partners LP
9.375% due 05/01/2019		1,350	1,488
Carolina Beverage Group LLC
10.625% due 08/01/2018 (i)		3,100	3,185
Catalina Marketing Corp.
10.500% due 10/01/2015 (i)		14,500	14,572
Cemex S.A.B. de C.V.
9.500% due 06/15/2018		2,500	2,781
Checkout Holding Corp.
0.000% due 11/15/2015		575	475
Citgo Petroleum Corp.
11.500% due 07/01/2017		3,565	3,930
CityCenter Holdings LLC
10.750% due 01/15/2017		770	829

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	75

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022		$1,700	$1,740
CMA CGM S.A.
8.875% due 04/15/2019	EUR	1,500	1,926
Coeur Mining, Inc.
7.875% due 02/01/2021		$1,400	1,421
Columbus International, Inc.
11.500% due 11/20/2014 (i)		13,750	14,850
CommScope, Inc.
8.250% due 01/15/2019		625	686
Community Health Systems, Inc.
8.000% due 11/15/2019		3,000	3,161
Constellation Brands, Inc.
6.000% due 05/01/2022		875	936
Continental Rubber Of America Corp.
4.500% due 09/15/2019		625	655
ConvaTec Finance International S.A.
8.250% due 01/15/2019		4,000	4,010
Cooper Standard Automotive, Inc.
8.500% due 05/01/2018		1,800	1,926
Cooper-Standard Holding, Inc.
7.375% due 04/01/2018		750	758
CSC Holdings LLC
6.750% due 11/15/2021		150	161
7.625% due 07/15/2018		50	58
7.875% due 02/15/2018		150	172
CVR Refining LLC
6.500% due 11/01/2022		5,950	5,809
Delhaize Group S.A.
5.700% due 10/01/2040 (i)		764	749
Dex Media, Inc.
14.000% due 01/29/2017 (b)		23	15
Digicel Ltd.
8.250% due 09/01/2017		2,000	2,082
DISH DBS Corp.
5.000% due 03/15/2023 (i)		5,250	4,896
6.750% due 06/01/2021		2,700	2,852
DynCorp International, Inc.
10.375% due 07/01/2017 (i)		800	828
El Paso LLC
7.250% due 06/01/2018		925	1,042
El Paso Natural Gas Co. LLC
8.375% due 06/15/2032		175	229
Eldorado Resorts LLC
8.625% due 06/15/2019		1,275	1,332
Energy Transfer Equity LP
7.500% due 10/15/2020		2,500	2,687
Enterprise Products Operating LLC
7.034% due 01/15/2068		1,160	1,292
8.375% due 08/01/2066 (i)		4,405	4,865
Era Group, Inc.
7.750% due 12/15/2022		1,250	1,259
Faenza GmbH
8.250% due 08/15/2021	EUR	1,400	1,951
FGI Operating Co. LLC
7.875% due 05/01/2020		$3,275	3,422
First Data Corp.
6.750% due 11/01/2020		875	910
Florida East Coast Railway Corp.
8.125% due 02/01/2017		650	685
Ford Motor Co.
9.215% due 09/15/2021 (i)		800	1,029
Global Geophysical Services, Inc.
10.500% due 05/01/2017 (i)		5,500	4,620
Graphic Packaging International, Inc.
7.875% due 10/01/2018		375	411

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Great Canadian Gaming Corp.
6.625% due 07/25/2022	CAD	1,250	$1,237
Grifols, Inc.
8.250% due 02/01/2018		$875	944
Hapag-Lloyd AG
9.750% due 10/15/2017		9,555	10,104
Hawk Acquisition Sub, Inc.
4.250% due 10/15/2020		1,825	1,745
HCA Holdings, Inc.
6.250% due 02/15/2021		800	815
HCA, Inc.
6.500% due 02/15/2020 (i)		2,875	3,123
7.250% due 09/15/2020		4,650	5,068
8.500% due 04/15/2019 (i)		4,775	5,145
Healthcare Technology Intermediate, Inc.
7.375% due 09/01/2018		1,250	1,283
Hexion U.S. Finance Corp.
6.625% due 04/15/2020		400	402
Hughes Satellite Systems Corp.
6.500% due 06/15/2019		400	425
Huntsman International LLC
4.875% due 11/15/2020		1,200	1,143
Ineos Finance PLC
7.500% due 05/01/2020 (i)		1,575	1,697
8.375% due 02/15/2019		1,875	2,074
INEOS Group Holdings S.A.
7.875% due 02/15/2016	EUR	2,358	3,230
Inmet Mining Corp.
8.750% due 06/01/2020		$1,450	1,559
Interactive Data Corp.
10.250% due 08/01/2018		275	306
Jaguar Land Rover Automotive PLC
7.750% due 05/15/2018		250	271
8.125% due 05/15/2021		250	279
Level 3 Financing, Inc.
8.125% due 07/01/2019		1,500	1,616
Lightstream Resources Ltd.
8.625% due 02/01/2020		675	658
Logan’s Roadhouse, Inc.
10.750% due 10/15/2017		3,715	3,427
McClatchy Co.
9.000% due 12/15/2022		1,550	1,643
MGM Resorts International
6.625% due 12/15/2021		3,000	3,109
6.875% due 04/01/2016		300	328
7.500% due 06/01/2016		250	281
8.625% due 02/01/2019		1,000	1,155
Millar Western Forest Products Ltd.
8.500% due 04/01/2021		1,000	1,015
Momentive Performance Materials, Inc.
8.875% due 10/15/2020		2,000	2,110
MPH Intermediate Holding Co.
8.375% due 08/01/2018		1,550	1,594
Murphy Oil USA, Inc.
6.000% due 08/15/2023		625	625
Nara Cable Funding Ltd.
8.500% due 03/01/2020	EUR	1,300	2,005
Navios Maritime Acquisition Corp.
8.625% due 11/01/2017		$250	261
Navios Maritime Holdings, Inc.
8.875% due 11/01/2017		125	131
NBCUniversal Enterprise, Inc.
5.250% due 03/19/2021 (e)		800	793
New Gold, Inc.
6.250% due 11/15/2022		800	782
Novasep Holding S.A.S.
8.000% due 12/15/2016		9,499	8,739

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NXP BV
3.500% due 09/15/2016		$2,950	$2,987
OGX Austria GmbH
8.375% due 04/01/2022		3,350	553
8.500% due 06/01/2018		17,250	2,846
Ono Finance PLC
10.875% due 07/15/2019		3,000	3,210
Packaging Dynamics Corp.
8.750% due 02/01/2016		625	650
Palace Entertainment Holdings LLC
8.875% due 04/15/2017		725	741
Peermont Global Pty. Ltd.
7.750% due 04/30/2014	EUR	3,000	4,028
Perstorp Holding AB
8.750% due 05/15/2017 (i)		$1,750	1,824
PHH Corp.
6.375% due 08/15/2021 (i)		7,384	7,181
7.375% due 09/01/2019		2,150	2,268
9.250% due 03/01/2016 (i)		17,625	20,709
Quality Distribution LLC
9.875% due 11/01/2018 (i)		3,600	3,933
Quebecor Media, Inc.
7.750% due 03/15/2016		1,153	1,176
Regency Energy Partners LP
4.500% due 11/01/2023		2,600	2,366
5.750% due 09/01/2020		900	906
Rex Energy Corp.
8.875% due 12/01/2020		2,000	2,110
Reynolds Group Issuer, Inc.
5.750% due 10/15/2020		2,000	2,017
7.125% due 04/15/2019 (i)		775	827
7.875% due 08/15/2019		1,200	1,326
Rockies Express Pipeline LLC
6.875% due 04/15/2040		700	525
Samson Investment Co.
10.250% due 02/15/2020		3,675	3,914
Sappi Papier Holding GmbH
7.750% due 07/15/2017		1,100	1,150
Schaeffler Finance BV
4.250% due 05/15/2018	EUR	1,500	2,057
4.750% due 05/15/2021		$500	488
8.500% due 02/15/2019		425	476
Sealed Air Corp.
6.875% due 07/15/2033		500	465
Sidewinder Drilling, Inc.
9.750% due 11/15/2019		1,175	1,146
Sinclair Television Group, Inc.
9.250% due 11/01/2017		2,000	2,109
Smurfit Kappa Acquisitions
4.125% due 01/30/2020	EUR	1,250	1,678
Syniverse Holdings, Inc.
9.125% due 01/15/2019		$225	244
Tenet Healthcare Corp.
4.500% due 04/01/2021		1,250	1,177
4.750% due 06/01/2020		4,000	3,870
6.000% due 10/01/2020		1,625	1,665
Tennessee Gas Pipeline Co. LLC
8.375% due 06/15/2032 (i)		375	495
TransUnion Holding Co., Inc.
8.125% due 06/15/2018 (b)		1,600	1,704
9.625% due 06/15/2018		525	571
U.S. Airways Pass-Through Trust
5.900% due 04/01/2026		499	522
Unit Corp.
6.625% due 05/15/2021		400	412
United Airlines, Inc.
6.750% due 09/15/2015 (i)		3,350	3,467

76	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2013 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Unitymedia Hessen GmbH & Co. KG
5.500% due 09/15/2022	EUR	1,000	$1,340
Unitymedia KabelBW GmbH
9.625% due 12/01/2019		3,400	5,115
UPC Holding BV
9.875% due 04/15/2018		$2,000	2,180
UPCB Finance Ltd.
6.875% due 01/15/2022		1,500	1,598
7.625% due 01/15/2020	EUR	750	1,096
Valeant Pharmaceuticals International
6.500% due 07/15/2016 (i)		$8,450	8,788
Whiting Petroleum Corp.
5.000% due 03/15/2019		1,500	1,508
5.750% due 03/15/2021		1,250	1,286
Wind Acquisition Finance S.A.
11.750% due 07/15/2017 (i)		3,600	3,829
Windstream Corp.
7.750% due 10/15/2020		700	726
Ziggo Bond Co. BV
8.000% due 05/15/2018	EUR	1,000	1,451

			332,555

UTILITIES 16.2%
AES Andres Dominicana Ltd.
9.500% due 11/12/2020 (i)		$1,150	1,219
AES Corp.
7.375% due 07/01/2021		950	1,050
CenturyLink, Inc.
5.625% due 04/01/2020		850	834
Edison Mission Energy
7.000% due 05/15/2017 ^		11,000	7,342
Energy Future Intermediate Holding Co. LLC
6.875% due 08/15/2017 (i)		3,800	3,885
10.000% due 12/01/2020 (i)		18,470	19,486
10.000% due 12/01/2020		5,000	5,294
Frontier Communications Corp.
7.125% due 01/15/2023		500	504
Ipalco Enterprises, Inc.
7.250% due 04/01/2016		1,200	1,326
MarkWest Energy Partners LP
4.500% due 07/15/2023		2,500	2,369
5.500% due 02/15/2023		100	101
Midwest Generation LLC
8.560% due 01/02/2016 ^		1,188	1,170
NGPL PipeCo LLC
7.119% due 12/15/2017		2,800	2,485
NSG Holdings LLC
7.750% due 12/15/2025		4,450	4,695
Red Oak Power LLC
8.540% due 11/30/2019		440	466
9.200% due 11/30/2029		2,200	2,420
Sprint Capital Corp.
8.750% due 03/15/2032		1,350	1,379
Sprint Corp.
7.875% due 09/15/2023 (i)		13,350	13,650
Talos Production LLC
9.750% due 02/15/2018		2,000	2,020
Tenaska Alabama Partners LP
7.000% due 06/30/2021 (i)		7,321	7,669
Tokyo Electric Power Co., Inc.
4.500% due 03/24/2014	EUR	6,400	8,696
Verizon Communications, Inc.
2.500% due 09/15/2016		$250	258

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Virgin Media Finance PLC
5.250% due 02/15/2022	$1,400	$1,218

		89,536

Total Corporate Bonds & Notes (Cost $587,075)		596,307

MUNICIPAL BONDS & NOTES 2.9%

ARIZONA 0.3%
Salt Verde Financial Corp., Arizona Revenue Bonds, Series 2007
5.000% due 12/01/2037	1,700	1,684

CALIFORNIA 0.4%
Los Angeles Department of Airports, California Revenue Bonds, Series 2010
5.000% due 05/15/2035	1,275	1,325
San Diego Redevelopment Agency, California Tax Allocation Bonds, Series 2010
7.750% due 09/01/2040	1,000	1,047

		2,372

GEORGIA 0.8%
Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.637% due 04/01/2057	4,500	4,658

NEBRASKA 0.2%
Central Plains Energy Project, Nebraska Revenue Bonds, Series 2012
5.000% due 09/01/2032	1,250	1,236

TEXAS 0.3%
Dallas/Fort Worth International Airport, Texas Revenue Bonds, Series 2013
5.000% due 11/01/2044	1,700	1,679

VIRGINIA 0.2%
Chesterfield County, Virginia Economic Development Authority Revenue Bonds, Series 2012
5.125% due 01/01/2043	1,000	875

WEST VIRGINIA 0.7%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	4,710	3,722

Total Municipal Bonds & Notes (Cost $16,171)		16,226

U.S. TREASURY OBLIGATIONS 0.1%
U.S. Treasury Notes
1.250% due 04/15/2014 (m)	801	806

Total U.S. Treasury Obligations (Cost $806)		806

MORTGAGE-BACKED SECURITIES 2.1%
Adjustable Rate Mortgage Trust
2.611% due 10/25/2035	222	177
American Home Mortgage Assets Trust
0.409% due 09/25/2046 ^	194	20
1.079% due 11/25/2046	936	505
6.250% due 06/25/2037	427	267
Banc of America Alternative Loan Trust
0.579% due 05/25/2035	108	77

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banc of America Funding Corp.
2.863% due 03/20/2036 ^	$355	$299
Bear Stearns Adjustable Rate Mortgage Trust
2.674% due 10/25/2035	88	88
Bear Stearns Alt-A Trust
2.443% due 01/25/2035	11	9
Citigroup Mortgage Loan Trust, Inc.
2.570% due 11/25/2035	1,057	1,025
Countrywide Alternative Loan Trust
0.359% due 05/25/2047	53	41
0.390% due 03/20/2046	79	54
0.439% due 07/25/2046 ^	412	96
1.099% due 12/25/2035	148	106
4.973% due 10/25/2035 ^	110	86
Countrywide Home Loan Mortgage Pass-Through Trust
0.499% due 03/25/2035	368	296
6.000% due 05/25/2036 ^	185	170
CSAB Mortgage-Backed Trust
6.172% due 06/25/2036 ^	746	502
Deutsche ALT-A Securities, Inc.
5.000% due 10/25/2018	176	182
Downey Savings & Loan Association Mortgage Loan Trust
0.431% due 03/19/2045	56	49
First Horizon Alternative Mortgage Securities
2.238% due 09/25/2035	779	696
6.000% due 05/25/2036	176	149
GMAC Mortgage Corp. Loan Trust
3.901% due 04/19/2036	563	477
GSR Mortgage Loan Trust
2.621% due 04/25/2035	6	6
2.660% due 11/25/2035	226	218
2.795% due 05/25/2035	1,515	1,348
Harborview Mortgage Loan Trust
0.371% due 01/19/2038	45	36
0.421% due 03/19/2036	760	510
IndyMac Mortgage Loan Trust
4.656% due 09/25/2035	142	126
JPMorgan Mortgage Trust
2.347% due 07/27/2037	716	609
2.812% due 07/25/2035	244	243
2.891% due 04/25/2035	270	265
6.000% due 08/25/2037 ^	230	201
Nomura Asset Acceptance Corp.
6.138% due 03/25/2047	320	321
Residential Accredit Loans, Inc. Trust
0.509% due 03/25/2037	569	208
5.500% due 02/25/2036 ^	597	467
Residential Asset Securitization Trust
6.000% due 05/25/2037 ^	188	165
Sequoia Mortgage Trust
0.530% due 07/20/2033	23	23
Structured Asset Mortgage Investments Trust
0.399% due 05/25/2036	48	30
WaMu Mortgage Pass-Through Certificates
0.923% due 05/25/2047	602	510
3.201% due 10/25/2036 ^	367	291
4.857% due 07/25/2037 ^	372	352
Wells Fargo Mortgage-Backed Securities Trust
2.675% due 03/25/2035	603	596

Total Mortgage-Backed Securities (Cost $10,430)		11,896

ASSET-BACKED SECURITIES 2.8%
Aircraft Certificate Owner Trust
6.455% due 09/20/2022	371	377

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	77

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.001% due 09/20/2022	$12,100	$12,215
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.229% due 12/25/2033	281	268
Carrington Mortgage Loan Trust
0.329% due 08/25/2036	100	56
Credit-Based Asset Servicing and Securitization LLC
4.530% due 01/25/2037 ^	1,199	600
GSAMP Trust
0.329% due 08/25/2036	100	63
Mid-State Trust
7.791% due 03/15/2038	22	23
Morgan Stanley ABS Capital, Inc.
0.319% due 05/25/2037	194	104
Option One Mortgage Loan Trust Asset-Backed Certificates
1.154% due 08/25/2033	115	102
Residential Asset Securities Corp. Trust
0.329% due 08/25/2036	80	69
6.980% due 09/25/2031	1,805	1,739

Total Asset-Backed Securities (Cost $14,367)		15,616

	SHARES
COMMON STOCKS 2.5%

ENERGY 0.0%
Lone Pine Resources, Inc. (c)	114,862	1

FINANCIALS 1.3%
CIT Group, Inc. (c)(h)	53,631	2,615
Hipotecaria Su Casita S.A. de C.V. (c)	78,886	0
Oppenheimer Holdings, Inc. ‘A’ (h)	115,400	2,051
PHH Corp. (c)(h)	97,511	2,315
PMI Group, Inc. (c)	658,337	32

		7,013

	SHARES	MARKET VALUE (000S)
HEALTH CARE 1.2%
Novasep, Inc. (c)(f)	586,278	$8
NVHL S.A. ‘A’ (c)(f)	231,498	657
NVHL S.A. ‘B’ (c)(f)	231,498	657
NVHL S.A. ‘C’ (c)(f)	231,498	657
NVHL S.A. ‘D’ (c)(f)	231,498	658
NVHL S.A. ‘E’ (c)(f)	231,498	658
NVHL S.A. ‘F’ (c)(f)	231,498	658
NVHL S.A. ‘G’ (c)(f)	231,498	658
NVHL S.A. ‘H’ (c)(f)	231,498	658
NVHL S.A. ‘I’ (c)(f)	231,498	658
NVHL S.A. ‘J’ (c)(f)	231,498	658

		6,585

Total Common Stocks (Cost $16,502)		13,599

PREFERRED SECURITIES 4.2%

BANKING & FINANCE 4.2%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (e)	12,000	14,426
FelCor Lodging Trust, Inc.
8.000% due 10/30/2013 (e)	20,000	479
First Industrial Realty Trust, Inc.
5.265% due 10/28/2013 (e)	5,000	4,159
GMAC Capital Trust
8.125% due 02/15/2040	160,000	4,280

Total Preferred Securities (Cost $20,133)		23,344

	PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 3.9%

COMMERCIAL PAPER 0.4%
Banco Bilbao Vizcaya Argentaria S.A.
3.120% due 10/21/2013	$2,000	1,996

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS (g) 2.4%
		$13,339

U.S. TREASURY BILLS 1.1%
0.034% due 10/03/2013 - 05/01/2014 (d)(m)	$6,210	6,209

Total Short-Term Instruments (Cost $21,449)		21,544

Total Investments in Securities (Cost $741,953)		755,056

	SHARES
INVESTMENTS IN AFFILIATES 2.5%

SHORT-TERM INSTRUMENTS 2.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.5%
PIMCO Short-Term Floating NAV Portfolio	1,377,936	13,789

Total Short-Term Instruments (Cost $13,788)		13,789

Total Investments in Affiliates (Cost $13,788)		13,789

Total Investments 138.9% (Cost $755,741)		$768,845

Financial Derivative Instruments (j)(l) (1.0%) (Cost or Premiums, net $87)		(5,683)

Other Assets and Liabilities, net (37.9%)		(209,836)

Net Assets 100.0%		$553,326

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND SHARES):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Payment in-kind bond security.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Perpetual maturity, date shown represents next contractual call date.

(f)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Novasep, Inc.	12/13/2011	$8	$8	0.00%
NVHL S.A. ‘A’	03/09/2012 - 05/01/2013	723	657	0.12%
NVHL S.A. ‘B’	03/09/2012 - 05/01/2013	723	657	0.12%
NVHL S.A. ‘C’	03/09/2012 - 05/01/2013	723	657	0.12%
NVHL S.A. ‘D’	03/09/2012 - 05/01/2013	723	658	0.12%
NVHL S.A. ‘E’	03/09/2012 - 05/01/2013	724	658	0.12%
NVHL S.A. ‘F’	03/09/2012 - 05/01/2013	724	658	0.12%
NVHL S.A. ‘G’	03/09/2012 - 05/01/2013	724	658	0.12%
NVHL S.A. ‘H’	03/09/2012 - 05/01/2013	724	658	0.12%
NVHL S.A. ‘I’	03/09/2012 - 05/01/2013	724	658	0.12%
NVHL S.A. ‘J’	03/09/2012 - 05/01/2013	724	658	0.12%

		$7,244	$6,585	1.20%

78	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2013 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount		Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BRC	(1.150%)	06/19/2013	06/17/2015	EUR	6,025	Credit Agricole S.A. 5.125% due 04/18/2023	$(8,218)	$8,151	$8,124
SBI	(0.350%)	02/07/2013	02/04/2015		3,566	Barclays Bank PLC 4.875% due 08/13/2019	(4,741)	4,825	4,814
SSB	0.000%	09/30/2013	10/01/2013		$363	Freddie Mac 2.080% due 10/17/2022	(371)	363	363

Total Repurchase Agreements							$(13,330)	$13,339	$13,301

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BCY	0.400%	09/16/2013	10/15/2013	$(1,490)	$(1,490)
	0.400%	09/25/2013	10/22/2013	(2,907)	(2,907)
	0.550%	09/23/2013	10/22/2013	(9,486)	(9,487)
	0.650%	07/05/2013	10/08/2013	(4,480)	(4,487)
	0.650%	07/17/2013	10/17/2013	(5,994)	(6,002)
	0.650%	07/22/2013	10/22/2013	(3,608)	(3,613)
	0.650%	08/05/2013	11/05/2013	(8,771)	(8,780)
	0.650%	08/28/2013	11/26/2013	(3,837)	(3,839)
	0.650%	09/11/2013	12/09/2013	(18,289)	(18,296)
	0.650%	09/18/2013	12/18/2013	(26,169)	(26,175)
	0.650%	09/19/2013	12/18/2013	(6,506)	(6,508)
	0.650%	09/26/2013	12/20/2013	(13,350)	(13,351)
DEU	0.500%	09/04/2013	12/03/2013	(5,635)	(5,637)
	0.540%	09/20/2013	10/23/2013	(4,963)	(4,964)
	0.540%	09/23/2013	10/23/2013	(8,686)	(8,687)
	0.580%	07/23/2013	10/28/2013	(5,189)	(5,195)
	0.580%	08/29/2013	11/29/2013	(4,495)	(4,498)
	0.580%	08/30/2013	11/29/2013	(18,196)	(18,205)
	0.580%	09/04/2013	12/03/2013	(18,968)	(18,976)
	0.580%	09/17/2013	10/28/2013	(4,693)	(4,694)
	0.590%	09/24/2013	12/23/2013	(1,574)	(1,574)
	0.590%	09/25/2013	12/23/2013	(1,894)	(1,894)
	0.600%	08/08/2013	11/07/2013	(5,838)	(5,843)
	0.600%	09/10/2013	12/03/2013	(2,798)	(2,799)
	0.600%	09/11/2013	12/03/2013	(2,688)	(2,689)
	0.600%	09/11/2013	12/13/2013	(4,003)	(4,004)
	0.600%	09/12/2013	12/13/2013	(6,442)	(6,444)
RDR	0.400%	09/05/2013	10/03/2013	(1,076)	(1,076)
	0.430%	08/14/2013	10/03/2013	(2,823)	(2,825)
	0.450%	08/09/2013	11/15/2013	(3,582)	(3,584)
	0.450%	09/11/2013	12/04/2013	(1,887)	(1,888)

Total Reverse Repurchase Agreements					$(210,411)

(2)	The average amount of borrowings while outstanding during the period ended September 30, 2013 was $156,147 at a weighted average interest rate of 0.623%.

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales (3)
Barclays Bank PLC	4.875%	08/13/2019	EUR	3,000	$(4,681)	$(4,740)
Credit Agricole S.A.	5.125%	04/18/2023		5,000	(7,929)	(8,212)

Total Short Sales					$(12,610)	$(12,952)

(3)	Market value includes $180 of interest payable on short sales.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	79

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

SHORT SALES:

(h)	Securities with an aggregate market value of $4,558 and cash of $3,556 have been pledged as collateral as of September 30, 2013 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

Description	Shares	Proceeds	Payable for Short Sales (4)
Kraft Foods Group, Inc.	29,867	$(1,052)	$(1,566)
Mondelez International, Inc.	89,600	(1,959)	(2,828)

Total Short Sales		$(3,011)	$(4,394)

(4)	Market value includes $13 of dividends payable on short sales.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of September 30, 2013:

(i)	Securities with an aggregate market value of $227,456 have been pledged as collateral under the terms of the following master agreements as of September 30, 2013.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (5)
Global/Master Repurchase Agreement
BCY	$0	$(104,935)	$0	$0	$(104,935)	$113,772	$8,837
BRC	8,124	0	0	0	8,124	(8,236)	(112)
DEU	0	(96,103)	0	0	(96,103)	103,621	7,518
RDR	0	(9,373)	0	0	(9,373)	9,705	332
SBI	4,814	0	0	0	4,814	(4,741)	73
SSB	363	0	0	0	363	(371)	(8)

Master Securities Forward Transactions Agreement
BPS	0	0	0	(8,212)	(8,212)	0	(8,212)
JML	0	0	0	(4,740)	(4,740)	0	(4,740)

Prime Brokerage Agreement
GSC	0	0	0	(4,394)	(4,394)	8,115	3,721

Total Borrowings and Other Financing Transactions	$13,301	$(210,411)	$0	$(17,346)

(5)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
10-Year Deliverable Interest Rate Swap December Futures	Short	12/2013	41	$(112)	$1	$0
90-Day Eurodollar September Futures	Long	09/2014	222	74	3	0
90-Day Eurodollar September Futures	Long	09/2015	332	385	21	0
E-mini S&P 500 Index December Futures	Short	12/2013	250	301	151	0
Euro-OAT France Government Bond December Futures	Short	12/2013	170	(504)	0	(99)
U.S. Treasury 10-Year Note December Futures	Long	12/2013	950	1,886	45	0
U.S. Treasury Long Bond December Futures	Short	12/2013	35	(145)	2	0
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2015	300	152	18	(6)

Total Futures Contracts				$2,037	$241	$(105)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
CDX.HY-20 5-Year Index	(5.000%	)	06/20/2018	$86,000	$(5,090)	$(2,342)	$38	$0

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

80	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2013 (Unaudited)

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	2.000%	06/19/2023	$34,100	$2,032	$1,477	$0	$(20)

Total Swap Agreements					$(3,058)	$(865)	$38	$(20)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2013:

(k)	Cash of $6,870 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2013. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$241	$38	$279	$0	$(105)	$(20)	$(125)

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	10/2013		AUD	9,768	$		8,729	$0	$(384)
	10/2013	$		3,910		JPY	386,585	23	0

BRC	11/2013		EUR	209	$		283	0	0

CBK	10/2013			43,572			58,115	0	(832)

DUB	10/2013	$		9,153		AUD	9,768	0	(40)
	11/2013		AUD	9,768	$		9,133	40	0

GLM	10/2013		EUR	4,518			6,041	0	(71)
	10/2013	$		14,280		EUR	10,582	40	(3)
	11/2013		EUR	8,212	$		11,114	3	0

JPM	10/2013			1,877			2,498	0	(41)

RBC	12/2013		CAD	4,938			4,779	0	(6)

RYL	12/2013		GBP	22,285			34,808	0	(1,250)

UAG	10/2013	$		53,110		EUR	39,385	171	0
	11/2013		EUR	39,385	$		53,115	0	(171)

Total Forward Foreign Currency Contracts								$277	$(2,798)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2013 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Credit Agricole S.A.	(3.000%	)	06/20/2018	1.428%	EUR	2,000	$(121)	$(74)	$0	$(195)
	JPMorgan Chase & Co.	(1.000%	)	12/20/2016	0.580%	$	3,000	62	(103)	0	(41)
	Telefonaktiebolaget LM Ericsson	(1.000%	)	09/20/2017	0.686%	EUR	5,000	147	(233)	0	(86)

BPS	Best Buy Co., Inc.	(5.000%	)	09/20/2014	0.266%	$	3,000	4	(148)	0	(144)
	Staples, Inc.	(1.000%	)	09/20/2018	1.950%		8,000	208	147	355	0

BRC	JPMorgan Chase & Co.	(1.000%	)	12/20/2016	0.580%		3,000	87	(128)	0	(41)
	Nokia OYJ	(5.000%	)	06/20/2018	2.169%	EUR	5,000	228	(1,085)	0	(857)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	81

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2013 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Credit Agricole S.A.	(1.000%	)	06/20/2017	1.123%	EUR	2,000	$252	$(241)	$11	$0

DUB	Gannett Co., Inc.	(5.000%	)	06/20/2016	0.852%	$	15,000	(1,288)	(418)	0	(1,706)

FBF	Lockheed Martin Corp.	(1.000%	)	06/20/2017	0.241%		5,000	(77)	(65)	0	(142)

GST	AutoZone, Inc.	(1.000%	)	12/20/2016	0.302%		3,000	(45)	(23)	0	(68)
	Barclays Bank PLC	(1.000%	)	03/20/2017	0.829%	EUR	3,000	166	(191)	0	(25)
	Best Buy Co., Inc.	(5.000%	)	03/20/2014	0.214%	$	2,000	15	(63)	0	(48)
	Best Buy Co., Inc.	(5.000%	)	09/20/2014	0.266%		2,000	45	(141)	0	(96)
	Best Buy Co., Inc.	(5.000%	)	03/20/2015	0.439%		2,000	140	(278)	0	(138)

JPM	BNP Paribas S.A.	(1.000%	)	03/20/2018	1.084%	EUR	3,800	62	(45)	17	0

MYC	Barclays Bank PLC	(1.000%	)	06/20/2017	0.900%		2,000	98	(108)	0	(10)
	JPMorgan Chase & Co.	(1.000%	)	09/20/2016	0.560%	$	8,000	110	(216)	0	(106)
	Wells Fargo & Co.	(1.000%	)	09/20/2016	0.329%		10,000	72	(275)	0	(203)

								$165	$(3,688)	$383	$(3,906)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2013 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
CBK	Advanced Micro Devices, Inc.	5.000%	03/20/2018	5.216%	$ 1,000	$(175)	$168	$0	$(7)

DUB	Goldman Sachs Group, Inc.	1.000%	09/20/2014	0.450%	5,000	29	(1)	28	0
	International Lease Finance Corp.	5.000%	06/20/2020	3.514%	1,675	168	(29)	139	0

GST	NRG Energy, Inc.	5.000%	06/20/2017	2.532%	2,000	(120)	298	178	0
	Valeant Pharmaceuticals International	5.000%	06/20/2016	1.090%	2,500	(39)	305	266	0

MYC	Advanced Micro Devices, Inc.	5.000%	12/20/2017	4.953%	2,000	(380)	387	7	0
	GenOn Energy, Inc.	5.000%	12/20/2014	0.683%	300	(30)	46	16	0

UAG	Sprint Nextel Corp.	1.000%	06/20/2019	4.008%	2,800	(507)	91	0	(416)

						$(1,054)	$1,265	$634	$(423)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal (Pay) Rate	Maturity Date	Notional Amount (4)	Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value (5)
							Asset	Liability
MYC	iTraxx Europe 15 Index 9-12%	(1.000%)	06/20/2016	EUR 5,000	$976	$(980)	$0	$(4)

Total Swap Agreements					$87	$(3,403)	$1,017	$(4,333)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

82	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2013 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2013:

(m)	Securities with an aggregate market value of $6,235 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures (6)
BOA	$23	$0	$0	$23	$(384)	$0	$(322)	$(706)	$(682)	$895	$213
BPS	0	0	355	355	0	0	(144)	(144)	211	0	211
BRC	0	0	0	0	0	0	(898)	(898)	(898)	1,000	102
CBK	0	0	11	11	(832)	0	(7)	(839)	(828)	780	(48)
DUB	40	0	167	207	(40)	0	(1,706)	(1,746)	(1,539)	1,757	218
FBF	0	0	0	0	0	0	(142)	(142)	(142)	102	(40)
GLM	43	0	0	43	(74)	0	0	(74)	(31)	0	(31)
GST	0	0	444	444	0	0	(375)	(375)	69	(170)	(101)
JPM	0	0	17	17	(41)	0	0	(41)	(24)	0	(24)
MSC	0	0	0	0	0	0	0	0	0	(64)	(64)
MYC	0	0	23	23	0	0	(323)	(323)	(300)	150	(150)
RBC	0	0	0	0	(6)	0	0	(6)	(6)	0	(6)
RYL	0	0	0	0	(1,250)	0	0	(1,250)	(1,250)	1,101	(149)
UAG	171	0	0	171	(171)	0	(416)	(587)	(416)	390	(26)

Total Over the Counter	$277	$0	$1,017	$1,294	$(2,798)	$0	$(4,333)	$(7,131)

(6)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$151	$0	$90	$241
Swap Agreements	0	38	0	0	0	38

	$0	$38	$151	$0	$90	$279

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$277	$0	$277
Swap Agreements	0	1,017	0	0	0	1,017

	$0	$1,017	$0	$277	$0	$1,294

	$0	$1,055	$151	$277	$90	$1,573

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$105	$105
Swap Agreements	0	0	0	0	20	20

	$0	$0	$0	$0	$125	$125

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,798	$0	$2,798
Swap Agreements	0	4,333	0	0	0	4,333

	$0	$4,333	$0	$2,798	$0	$7,131

	$0	$4,333	$0	$2,798	$125	$7,256

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	83

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(2,168)	$0	$(3,584)	$(5,752)
Swap Agreements	0	(13,143)	0	0	8	(13,135)

	$0	$(13,143)	$(2,168)	$0	$(3,576)	$(18,887)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(467)	$0	$(467)
Swap Agreements	0	(3,727)	0	0	0	(3,727)

	$0	$(3,727)	$0	$(467)	$0	$(4,194)

	$0	$(16,870)	$(2,168)	$(467)	$(3,576)	$(23,081)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$578	$0	$1,214	$1,792
Swap Agreements	0	8,100	0	0	1,794	9,894

	$0	$8,100	$578	$0	$3,008	$11,686

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(3,823)	$0	$(3,823)
Swap Agreements	0	607	0	0	0	607

	$0	$607	$0	$(3,823)	$0	$(3,216)

	$0	$8,707	$578	$(3,823)	$3,008	$8,470

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Securities, at Value
Bank Loan Obligations	$0	$47,759	$7,959	$55,718
Corporate Bonds & Notes
Banking & Finance	0	174,216	0	174,216
Industrials	0	330,406	2,149	332,555
Utilities	0	88,366	1,170	89,536
Municipal Bonds & Notes
Arizona	0	1,684	0	1,684
California	0	2,372	0	2,372
Georgia	0	4,658	0	4,658
Nebraska	0	1,236	0	1,236
Texas	0	1,679	0	1,679
Virginia	0	875	0	875
West Virginia	0	3,722	0	3,722
U.S. Treasury Obligations	0	806	0	806
Mortgage-Backed Securities	0	11,287	609	11,896
Asset-Backed Securities	0	3,024	12,592	15,616
Common Stocks
Energy	1	0	0	1
Financials	7,013	0	0	7,013
Health Care	0	0	6,585	6,585
Preferred Securities
Banking & Finance	4,759	18,585	0	23,344
Short-Term Instruments
Commercial Paper	0	1,996	0	1,996
Repurchase Agreements	0	13,339	0	13,339
U.S. Treasury Bills	0	6,209	0	6,209
	$11,773	$712,219	$31,064	$755,056

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$13,789	$0	$0	$13,789

Total Investments	$25,562	$712,219	$31,064	$768,845

Short Sales, at Value
Common Stocks	(4,394)	0	0	(4,394)
Corporate Bonds & Notes	0	(12,952)	0	(12,952)
	$(4,394)	$(12,952)	$0	$(17,346)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	241	38	0	279
Over the counter	0	1,028	266	1,294
	$241	$1,066	$266	$1,573

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(105)	(20)	0	(125)
Over the counter	0	(7,131)	0	(7,131)
	$(105)	$(7,151)	$0	$(7,256)

Totals	$21,304	$693,182	$31,330	$745,816

There were no transfers between Level 1 and 2 during the period ended September 30, 2013.

84	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2013 (Unaudited)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended September 30, 2013:

Category and Subcategory	Beginning Balance at 03/31/2013	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2013 (2)
Investments in Securities, at Value
Bank Loan Obligations	$17,538	$0	$(9,325)	$6	$21	$(281)	$0	$0	$7,959	$(35)
Corporate Bonds & Notes
Industrials	1,997	300	(64)	0	0	(84)	0	0	2,149	(82)
Utilities	1,164	0	0	(3)	0	9	0	0	1,170	9
Mortgage-Backed Securities	0	0	0	0	0	0	609	0	609	0
Asset-Backed Securities	20,294	0	(7,683)	25	631	(675)	0	0	12,592	(159)
Common Stocks
Financials	0	0	0	0	0	0	0	0	0	0
Health Care	3,603	718	0	0	0	2,264	0	0	6,585	2,263

	$44,596	$1,018	$(17,072)	$28	$652	$1,233	$609	$0	$31,064	$1,996

Financial Derivative Instruments - Assets
Over the counter	$211	$0	$0	$0	$0	$55	$0	$0	$266	$55

Financial Derivative Instruments - Liabilities
Over the counter	$(2,445)	$5,265	$0	$0	$(5,002)	$2,182	$0	$0	$0	$0

Totals	$42,362	$6,283	$(17,072)	$28	$(4,350)	$3,470	$609	$0	$31,330	$2,051

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$7,959	Third Party Vendor	Broker Quote	100.25
Corporate Bonds & Notes
Industrials	2,149	Third Party Vendor	Broker Quote	94.13-104.50
Utilities	1,170	Third Party Vendor	Broker Quote	98.50
Mortgage-Backed Securities	609	Third Party Vendor	Broker Quote	85.00
Asset-Backed Securities	12,592	Benchmark Pricing	Base Price	101.75-103.50
Common Stocks
Health Care	6,585	Other Valuation Techniques (3)	—	—

Financial Derivative Instruments - Assets
Over the counter	266	Indicative Market Quotation	Broker Quote	10.49

Total	$31,330

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Portfolio.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	85

Schedule of Investments PIMCO Investment Grade Corporate Portfolio

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 78.2%

BANK LOAN OBLIGATIONS 0.3%
Activision Blizzard, Inc.
3.250% due 09/12/2020	$2,100	$2,103
CSC Holdings, Inc.
2.679% due 04/17/2020	4,389	4,347
RPI Finance Trust
3.500% due 05/09/2018	4,354	4,379
Warner Chilcott Co. LLC
4.250% - 5.500% due 03/15/2018	1,473	1,476

Total Bank Loan Obligations (Cost $12,285)		12,305

CORPORATE BONDS & NOTES 70.0%

BANKING & FINANCE 45.6%
AGFC Capital Trust
6.000% due 01/15/2067	3,080	2,572
AgriBank FCB
9.125% due 07/15/2019	500	650
Ally Financial, Inc.
6.750% due 12/01/2014	100	105
American Express Co.
6.800% due 09/01/2066	3,405	3,622
7.250% due 05/20/2014	1,000	1,042
American Express Credit Corp.
0.774% due 07/29/2016	1,400	1,405
American International Group, Inc.
5.050% due 10/01/2015	1,000	1,077
5.450% due 05/18/2017	8,490	9,508
5.850% due 01/16/2018	28,685	32,686
8.175% due 05/15/2068	117,100	137,651
ANZ New Zealand International Ltd.
3.125% due 08/10/2015	10,000	10,394
AXA S.A.
6.463% due 12/14/2018 (d)	10,000	10,025
Banco Bradesco S.A.
2.363% due 05/16/2014	2,500	2,513
Banco de Credito del Peru
4.250% due 04/01/2023	1,500	1,340
Banco de Credito e Inversiones
4.000% due 02/11/2023	900	825
Banco do Brasil S.A.
3.875% due 10/10/2022	200	174
Banco Santander Brasil S.A.
4.625% due 02/13/2017	31,825	32,939
Banco Santander Chile
3.875% due 09/20/2022	2,700	2,511
Bank of America Corp.
0.528% due 10/14/2016	4,100	4,027
5.625% due 10/14/2016	450	502
5.650% due 05/01/2018	17,215	19,451
5.750% due 12/01/2017	13,105	14,800
6.000% due 09/01/2017	21,000	23,806
6.500% due 08/01/2016	3,440	3,902
7.625% due 06/01/2019	915	1,124
Bank of America N.A.
0.534% due 06/15/2016	3,600	3,524
Bank One Capital
8.750% due 09/01/2030	75	97
Barclays Bank PLC
7.625% due 11/21/2022	5,000	4,969
10.179% due 06/12/2021	23,010	29,929
BBVA Bancomer S.A.
6.500% due 03/10/2021	1,000	1,045

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BBVA U.S. Senior S.A.U.
4.664% due 10/09/2015	$18,150	$18,908
Bear Stearns Cos. LLC
4.650% due 07/02/2018	11,837	12,992
5.550% due 01/22/2017	7,630	8,476
6.400% due 10/02/2017	31,045	36,255
7.250% due 02/01/2018	27,100	32,496
BNP Paribas S.A.
7.195% due 06/25/2037 (d)	5,600	5,649
BPCE S.A.
2.375% due 10/04/2013	1,700	1,701
Cantor Fitzgerald LP
7.875% due 10/15/2019	13,140	13,773
CBA Capital Trust
6.024% due 03/15/2016 (d)	8,665	9,114
Citigroup, Inc.
1.038% due 04/01/2016	12,200	12,235
1.250% due 01/15/2016	4,650	4,650
1.700% due 07/25/2016	6,100	6,133
4.750% due 05/19/2015	1,793	1,898
5.000% due 09/15/2014	12,000	12,456
6.000% due 08/15/2017	12,000	13,729
6.125% due 11/21/2017	5,710	6,574
8.500% due 05/22/2019	624	798
CNA Financial Corp.
5.850% due 12/15/2014	2,000	2,115
Colonial Realty LP
6.250% due 06/15/2014	1,600	1,659
Deutsche Annington Finance BV
3.200% due 10/02/2017 (a)	10,000	10,026
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024	970	972
Duke Realty LP
8.250% due 08/15/2019	4,100	5,105
Export-Import Bank of Korea
4.000% due 01/29/2021	6,700	6,895
5.875% due 01/14/2015	200	212
First American Financial Corp.
4.300% due 02/01/2023	4,175	4,050
Ford Motor Credit Co. LLC
1.362% due 08/28/2014	35,700	35,885
3.875% due 01/15/2015	20,000	20,693
4.207% due 04/15/2016	17,496	18,556
5.625% due 09/15/2015	13,500	14,619
6.625% due 08/15/2017	39,173	45,186
7.000% due 04/15/2015	26,650	28,984
8.000% due 12/15/2016	5,600	6,636
8.125% due 01/15/2020	6,200	7,736
12.000% due 05/15/2015	2,425	2,851
Genworth Global Funding Trusts
0.458% due 04/15/2014	100	100
Goldman Sachs Group, Inc.
5.950% due 01/18/2018	6,975	7,894
6.250% due 09/01/2017	13,245	15,127
6.450% due 05/01/2036	4,700	4,785
Goodman Funding Pty. Ltd.
6.375% due 04/15/2021	2,000	2,228
Hanover Insurance Group, Inc.
6.375% due 06/15/2021	2,000	2,202
HBOS Capital Funding LP
6.071% due 06/30/2014 (d)	14,500	14,264
HBOS PLC
6.000% due 11/01/2033	1,265	1,197
6.750% due 05/21/2018	15,280	17,059
HCP, Inc.
5.650% due 12/15/2013	400	404

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HSBC Bank PLC
0.904% due 05/15/2018		$2,050	$2,054
HSBC Finance Corp.
0.690% due 06/01/2016		800	798
6.676% due 01/15/2021		10,900	12,470
HSBC Holdings PLC
7.625% due 05/17/2032		1,230	1,501
ICICI Bank Ltd.
4.750% due 11/25/2016		4,100	4,196
ING Bank NV
0.949% due 07/03/2017		4,000	3,876
2.000% due 09/25/2015		2,000	2,028
5.800% due 09/25/2023		4,000	4,049
ING U.S., Inc.
2.900% due 02/15/2018		10,000	10,053
International Lease Finance Corp.
6.500% due 09/01/2014		10,000	10,425
6.750% due 09/01/2016		13,030	14,366
7.125% due 09/01/2018		7,500	8,419
Intesa Sanpaolo SpA
2.662% due 02/24/2014		20,000	20,112
JPMorgan Chase & Co.
5.150% due 10/01/2015		200	215
7.900% due 04/30/2018 (d)		23,800	25,848
JPMorgan Chase Bank N.A.
0.584% due 06/13/2016		25,750	25,475
5.875% due 06/13/2016		4,850	5,412
6.000% due 07/05/2017		8,200	9,311
6.000% due 10/01/2017		19,000	21,762
JPMorgan Chase Capital
1.198% due 09/30/2034		3,000	2,370
Korea Development Bank
3.500% due 08/22/2017		11,000	11,572
3.875% due 05/04/2017		700	746
Korea Finance Corp.
2.250% due 08/07/2017		21,500	21,534
3.250% due 09/20/2016		7,700	8,059
LBG Capital PLC
7.875% due 11/01/2020		8,800	9,407
8.500% due 12/17/2021 (d)		10,000	10,505
Lehman Brothers Holdings, Inc.
5.875% due 11/15/2017 ^		8,150	2,139
6.875% due 05/02/2018 ^		16,693	4,465
7.020% due 05/12/2014 ^		5,190	1,298
7.875% due 05/08/2018 ^	GBP	16,500	7,097
Loews Corp.
5.250% due 03/15/2016		$2,000	2,203
Macquarie Group Ltd.
7.300% due 08/01/2014		6,050	6,354
MassMutual Global Funding
2.875% due 04/21/2014		100	101
Merrill Lynch & Co., Inc.
5.700% due 05/02/2017		210	232
6.400% due 08/28/2017		44,800	51,571
6.875% due 04/25/2018		48,000	56,636
6.875% due 11/15/2018		1,200	1,428
MetLife, Inc.
5.000% due 11/24/2013		700	705
6.400% due 12/15/2066		30	30
Morgan Stanley
0.570% due 01/09/2014		21,100	21,096
4.100% due 01/26/2015		400	415
5.450% due 01/09/2017		14,165	15,613
5.950% due 12/28/2017		325	368
6.000% due 04/28/2015		10,000	10,733
6.250% due 08/28/2017		17,390	19,810
6.625% due 04/01/2018		31,400	36,497

86	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2013 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
National City Bank
5.250% due 12/15/2016	$3,000	$3,335
Nippon Life Insurance Co.
5.000% due 10/18/2042	4,500	4,449
Nordea Bank AB
3.125% due 03/20/2017	11,310	11,830
3.700% due 11/13/2014	390	403
OMX Timber Finance Investments LLC
5.420% due 01/29/2020	200	216
PPF Funding, Inc.
5.125% due 06/01/2015	5,049	5,323
5.700% due 04/15/2017	3,500	3,832
QBE Capital Funding Ltd.
7.250% due 05/24/2041	5,000	5,278
Rabobank Group
11.000% due 06/30/2019 (d)	7,000	9,159
RCI Banque S.A.
2.139% due 04/11/2014	4,900	4,914
4.600% due 04/12/2016	12,500	13,197
Resona Bank Ltd.
5.850% due 04/15/2016 (d)	6,900	7,418
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (d)	26,135	27,180
Royal Bank of Scotland PLC
0.969% due 04/11/2016	5,600	5,334
Sberbank of Russia Via SB Capital S.A.
5.400% due 03/24/2017	10,000	10,675
SL Green Realty Corp.
5.000% due 08/15/2018	6,000	6,425
SLM Corp.
0.566% due 01/27/2014	12,454	12,394
3.875% due 09/10/2015	5,150	5,279
5.000% due 10/01/2013	8,700	8,700
5.000% due 04/15/2015	300	313
5.050% due 11/14/2014	500	518
5.375% due 05/15/2014	18,500	18,916
5.625% due 08/01/2033	2,000	1,570
6.250% due 01/25/2016	20,600	22,016
7.250% due 01/25/2022	3,600	3,681
8.000% due 03/25/2020	13,600	14,739
8.450% due 06/15/2018	33,306	37,719
SMFG Preferred Capital Ltd.
9.500% due 07/25/2018 (d)	14,000	17,465
Standard Chartered PLC
5.500% due 11/18/2014	1,915	2,017
State Street Capital Trust
1.254% due 06/01/2077	15,500	12,245
SteelRiver Transmission Co. LLC
4.710% due 06/30/2017	2,063	2,153
Tiers Trust
8.125% due 09/15/2017	342	374
UBS AG
5.875% due 07/15/2016	6,047	6,697
7.625% due 08/17/2022	1,500	1,662
UBS Preferred Funding Trust
6.243% due 05/15/2016 (d)(f)	15,000	16,031
USB Capital
3.500% due 10/31/2013 (d)	14,250	10,972
Wachovia Capital Trust
5.570% due 10/31/2013 (d)	25,010	22,759
Wells Fargo & Co.
1.250% due 07/20/2016	10,000	10,013
7.980% due 03/15/2018 (d)	17,800	19,669
Wells Fargo Capital
5.950% due 12/01/2086	9,000	8,618
Weyerhaeuser Co.
7.375% due 10/01/2019	2,900	3,542

		1,697,876

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 11.8%
AbbVie, Inc.
1.200% due 11/06/2015	$17,000	$17,072
Altria Group, Inc.
2.850% due 08/09/2022	4,100	3,764
American Airlines Pass-Through Trust
5.250% due 07/31/2022	6,208	6,488
American Tower Corp.
4.500% due 01/15/2018	500	529
7.250% due 05/15/2019	1,800	2,100
Anglo American Capital PLC
2.625% due 09/27/2017	1,000	983
Asciano Finance Ltd.
4.625% due 09/23/2020	4,005	4,014
Aviation Capital Group Corp.
7.125% due 10/15/2020	14,500	15,840
AWAS Aviation Capital Ltd.
7.000% due 10/17/2016	1,748	1,809
Burlington Northern Santa Fe LLC
4.100% due 06/01/2021	5,000	5,273
8.125% due 04/15/2020	7,000	8,882
Cameron International Corp.
1.191% due 06/02/2014	2,000	2,009
Canadian Oil Sands Ltd.
7.750% due 05/15/2019	2,800	3,404
Colorado Interstate Gas Co. LLC
6.800% due 11/15/2015	49	55
Comcast Cable Communications Holdings, Inc.
9.455% due 11/15/2022	40	57
Comcast Corp.
5.850% due 11/15/2015	125	138
Continental Airlines Pass-Through Trust
4.000% due 04/29/2026	3,500	3,386
4.750% due 07/12/2022	8,296	8,774
6.000% due 07/12/2020	1,266	1,297
7.250% due 05/10/2021	766	866
7.707% due 10/02/2022	30	34
Covidien International Finance S.A.
6.000% due 10/15/2017	175	203
COX Communications, Inc.
5.500% due 10/01/2015	125	135
5.875% due 12/01/2016	100	111
Crown Castle Towers LLC
6.113% due 01/15/2040	200	227
CVS Pass-Through Trust
6.943% due 01/10/2030	6,289	7,332
7.507% due 01/10/2032	185	224
Delta Air Lines Pass-Through Trust
6.200% due 01/02/2020	569	623
7.750% due 06/17/2021	12,692	14,739
8.021% due 02/10/2024	369	401
El Paso LLC
7.800% due 08/01/2031	30,385	31,052
8.050% due 10/15/2030	9,200	9,528
Energy Transfer Partners LP
8.500% due 04/15/2014	3,848	3,997
ERAC USA Finance LLC
2.250% due 01/10/2014	2,100	2,109
General Electric Co.
2.700% due 10/09/2022	1,100	1,040
Gerdau Holdings, Inc.
7.000% due 01/20/2020	5,200	5,564
Gerdau Trade, Inc.
5.750% due 01/30/2021	500	492
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020	10,500	8,502

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Incitec Pivot Ltd.
4.000% due 12/07/2015	$7,000	$7,282
International Paper Co.
7.500% due 08/15/2021	210	259
Kerr-McGee Corp.
7.875% due 09/15/2031	1,360	1,720
Midcontinent Express Pipeline LLC
6.700% due 09/15/2019	29,100	29,945
Newcrest Finance Pty. Ltd.
4.200% due 10/01/2022	4,700	3,905
Northwest Pipeline GP
5.950% due 04/15/2017	990	1,098
ONEOK Partners LP
5.000% due 09/15/2023	2,000	2,057
Penske Truck Leasing Co. LP
2.500% due 07/11/2014	2,300	2,326
PepsiCo, Inc.
0.465% due 07/30/2015	1,250	1,251
Pioneer Natural Resources Co.
6.650% due 03/15/2017	3,000	3,462
6.875% due 05/01/2018	4,800	5,669
7.500% due 01/15/2020	3,050	3,745
Pride International, Inc.
8.500% due 06/15/2019	1,600	2,032
Reed Elsevier Capital, Inc.
3.125% due 10/15/2022	278	258
Reynolds American, Inc.
6.750% due 06/15/2017	12,300	14,226
7.250% due 06/15/2037	4,100	4,756
Rockies Express Pipeline LLC
3.900% due 04/15/2015	150	150
5.625% due 04/15/2020	39,025	33,171
6.850% due 07/15/2018	7,295	6,912
Rohm & Haas Co.
6.000% due 09/15/2017	10,740	12,337
SBA Tower Trust
3.598% due 04/15/2043	27,600	27,587
Southwestern Energy Co.
4.100% due 03/15/2022	10,000	10,023
7.500% due 02/01/2018	3,000	3,569
Sydney Airport Finance Co. Pty. Ltd.
5.125% due 02/22/2021	7,100	7,477
TCI Communications, Inc.
8.750% due 08/01/2015	127	145
Telefonica Emisiones S.A.U.
3.729% due 04/27/2015	6,000	6,191
4.949% due 01/15/2015	14,350	14,992
6.421% due 06/20/2016	4,750	5,232
Time Warner, Inc.
7.625% due 04/15/2031	505	630
7.700% due 05/01/2032	185	234
TransCanada PipeLines Ltd.
6.350% due 05/15/2067	500	516
Transocean, Inc.
4.950% due 11/15/2015	1,800	1,932
6.000% due 03/15/2018	2,750	3,102
6.500% due 11/15/2020	15,044	16,822
7.375% due 04/15/2018	3,364	3,892
U.S. Airways Pass-Through Trust
7.125% due 04/22/2025	2,641	2,898
UAL Equipment Trust AB
10.850% due 02/19/2015 ^	478	242
UAL Pass-Through Trust
9.750% due 07/15/2018	4,019	4,572
10.020% due 03/22/2014 ^	383	213
10.125% due 03/22/2015 ^	1,023	617

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	87

Schedule of Investments PIMCO Investment Grade Corporate Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Universal Health Services, Inc.
7.125% due 06/30/2016	$500	$561
Wynn Las Vegas LLC
5.375% due 03/15/2022	10,000	10,100
7.750% due 08/15/2020	2,500	2,819
Xstrata Finance Canada Ltd.
4.250% due 10/25/2022	5,200	4,869

		438,849

UTILITIES 12.6%
AEP Texas Central Co.
6.650% due 02/15/2033	300	345
AK Transneft OJSC Via TransCapitalInvest Ltd.
5.670% due 03/05/2014	4,800	4,908
8.700% due 08/07/2018	11,900	14,429
BellSouth Corp.
6.550% due 06/15/2034	8,000	8,618
BG Energy Capital PLC
4.000% due 10/15/2021	8,000	8,257
BP Capital Markets PLC
5.250% due 11/07/2013	50	50
British Telecommunications PLC
9.625% due 12/15/2030	3,300	4,898
Bruce Mansfield Unit
6.850% due 06/01/2034	1,480	1,565
BVPS Funding Corp.
8.890% due 06/01/2017	765	827
Consumers Energy Co.
5.500% due 08/15/2016	1,730	1,943
Dominion Resources, Inc.
6.000% due 11/30/2017	500	578
Duke Energy Ohio, Inc.
6.900% due 06/01/2025	2,821	3,377
FirstEnergy Corp.
7.375% due 11/15/2031	288	292
Gazprom OAO Via Gaz Capital S.A.
6.212% due 11/22/2016	130	143
6.510% due 03/07/2022	150	161
Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014	12,345	12,870
10.500% due 03/25/2014	17,750	18,615
GG1C Funding Corp.
5.129% due 01/15/2014	465	467
Indiana Michigan Power Co.
7.000% due 03/15/2019	5,175	6,217
Kentucky Power Co.
6.000% due 09/15/2017	18,600	21,064
Korea East-West Power Co. Ltd.
2.500% due 07/16/2017	2,700	2,708
Metropolitan Edison Co.
7.700% due 01/15/2019	155	189
NGPL PipeCo LLC
7.119% due 12/15/2017	41,295	36,649
7.768% due 12/15/2037	4,000	3,320
Ohio Edison Co.
6.875% due 07/15/2036	1,100	1,294
Pacific Bell Telephone Co.
7.125% due 03/15/2026	8,029	9,682
Plains All American Pipeline LP
8.750% due 05/01/2019	2,300	2,950
PNPP Funding Corp.
9.120% due 05/30/2016	524	542
PSEG Power LLC
5.320% due 09/15/2016	14,600	16,176
Public Service Co. of Oklahoma
6.625% due 11/15/2037	2,200	2,611

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Qtel International Finance Ltd.
3.375% due 10/14/2016	$500	$521
Rosneft Finance S.A.
7.500% due 07/18/2016	4,200	4,709
7.875% due 03/13/2018	21,250	24,597
Telecom Italia Capital S.A.
5.250% due 11/15/2013	800	804
6.175% due 06/18/2014	4,004	4,126
Utility Contract Funding LLC
7.944% due 10/01/2016	271	304
Verizon Communications, Inc.
2.500% due 09/15/2016	3,000	3,095
4.500% due 09/15/2020	5,300	5,645
5.150% due 09/15/2023	158,100	169,854
6.400% due 09/15/2033	3,000	3,341
6.550% due 09/15/2043	58,300	66,038

		468,779

Total Corporate Bonds & Notes (Cost $2,431,306)		2,605,504

MUNICIPAL BONDS & NOTES 0.0%

UTAH 0.0%
Utah Transit Authority Revenue Bonds, (BABs), Series 2009
5.937% due 06/15/2039	725	836

Total Municipal Bonds & Notes (Cost $739)		836

U.S. GOVERNMENT AGENCIES 0.6%
Fannie Mae
3.000% due 10/01/2043	5,000	4,888
4.000% due 09/01/2040 - 12/01/2040	14,208	14,932
Freddie Mac
5.000% due 01/30/2014 (h)	1,800	1,829
Ginnie Mae
8.500% due 08/15/2030	24	29

Total U.S. Government Agencies (Cost $21,358)		21,678

U.S. TREASURY OBLIGATIONS 0.1%
U.S. Treasury Inflation Protected Securities (c)
2.500% due 01/15/2029 (j)	1,088	1,339

Total U.S. Treasury Obligations (Cost $1,263)		1,339

MORTGAGE-BACKED SECURITIES 0.3%
Banc of America Large Loan Trust
2.482% due 11/15/2015	5,920	5,931
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.484% due 01/15/2046	2,600	2,800
Structured Asset Mortgage Investments Trust
0.881% due 03/19/2034	1,988	1,938

Total Mortgage-Backed Securities (Cost $10,445)		10,669

ASSET-BACKED SECURITIES 0.1%
Denver Arena Trust
6.940% due 11/15/2019	523	536
Inwood Park CDO Ltd.
0.491% due 01/20/2021	1,103	1,097
Springleaf Funding Trust
3.920% due 01/16/2023	3,200	3,156

Total Asset-Backed Securities (Cost $4,717)		4,789

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.1%
Korea Housing Finance Corp.
4.125% due 12/15/2015	$1,400	$1,485

Total Sovereign Issues (Cost $1,413)		1,485

	SHARES
CONVERTIBLE PREFERRED SECURITIES 0.8%

BANKING & FINANCE 0.8%
Wells Fargo & Co.
7.500% due 12/31/2049 (d)	27,300	31,054

Total Convertible Preferred Securities (Cost $21,287)		31,054

PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
Citigroup Capital
7.875% due 10/30/2040	8,000	220
Goldman Sachs Group, Inc.
3.750% due 10/30/2013 (d)	200,000	3,998

Total Preferred Securities (Cost $5,208)		4,218

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 5.8%

CERTIFICATES OF DEPOSIT 0.1%
Itau Unibanco Holding S.A.
0.000% due 03/03/2014	$2,500	2,484

COMMERCIAL PAPER 5.6%
American Honda Finance Corp.
0.090% due 10/10/2013	23,500	23,500
Chevron Corp.
0.050% due 10/08/2013	20,000	20,000
Coca-Cola Co.
0.080% due 10/18/2013	16,000	15,999
Exxon Mobil Corp.
0.050% due 10/11/2013	40,000	39,999
Merck & Co., Inc.
0.060% due 10/21/2013	21,000	20,999
Schlumberger Investments S.A.
0.120% due 11/04/2013	25,000	24,997
Standard Chartered Bank
0.950% due 10/01/2013	24,150	24,150
Toyota Motor Credit Corp.
0.110% due 11/01/2013	10,000	9,999
Wal-Mart Stores, Inc.
0.060% due 10/16/2013	10,000	10,000
0.080% due 11/04/2013	20,000	19,999

		209,642

REPURCHASE AGREEMENTS (e) 0.1%
		3,972

U.S. TREASURY BILLS 0.0%
0.037% due 01/02/2014 - 03/13/2014 (b)(f)(h)	335	335

Total Short-Term Instruments (Cost $216,435)		216,433

Total Investments in Securities (Cost $2,726,456)		2,910,310

88	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2013 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 20.3%

SHORT-TERM INSTRUMENTS 20.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 20.3%
PIMCO Short-Term Floating NAV Portfolio	53,201,841	$532,391
PIMCO Short-Term Floating NAV Portfolio III	22,221,804	222,129

Total Short-Term Instruments (Cost $754,637)		754,520

Total Investments in Affiliates (Cost $754,637)		754,520

Total Investments 98.5% (Cost $3,481,093)		$3,664,830

Financial Derivative Instruments (g)(i) 0.4% (Cost or Premiums, net $4,783)		15,988

Other Assets and Liabilities, net 1.1%		40,685

Net Assets 100.0%		$3,721,503

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity, date shown represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	09/30/2013	10/01/2013	$3,972	Freddie Mac 2.080% due 10/17/2022	$(4,056)	$3,972	$3,972

Total Repurchase Agreements						$(4,056)	$3,972	$3,972

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
SBI	(1.000%)	01/31/2013	01/31/2015	$(4,532)	$(4,501)

Total Reverse Repurchase Agreements					$(4,501)

(2)	The average amount of borrowings while outstanding during the period ended September 30, 2013 was $6,174 at a weighted average interest rate of (0.960%).

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	89

Schedule of Investments PIMCO Investment Grade Corporate Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of September 30, 2013:

(f)	Securities with an aggregate market value of $5,090 have been pledged as collateral under the terms of the following master agreements as of September 30, 2013.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
SBI	$0	$(4,501)	$0	$0	$(4,501)	$4,809	$308
SSB	3,972	0	0	0	3,972	(4,056)	(84)

Master Securities Forward Transactions Agreement
FOB	0	0	0	0	0	281	281
MSC	0	0	0	0	0	(55)	(55)

Total Borrowings and Other Financing Transactions	$3,972	$(4,501)	$0	$0

(3)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
10-Year Deliverable Interest Rate Swap December Futures	Short	12/2013	132	$(97)	$4	$0
90-Day Eurodollar December Futures	Long	12/2014	4,994	279	158	(2)
90-Day Eurodollar June Futures	Long	06/2015	4,842	551	303	0

Total Futures Contracts				$733	$465	$(2)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.IG-20 5-Year Index	1.000%	06/20/2018	$19,100	$237	$93	$0	$(9)
CDX.IG-21 5-Year Index	1.000%	12/20/2018	390,900	3,599	(375)	0	(200)

				$3,836	$(282)	$0	$(209)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	0.800%	07/15/2014	$37,800	$(191)	$(57)	$1	$0
Receive	3-Month USD-LIBOR	3.000%	12/18/2023	108,500	(1,382)	(2,647)	0	(68)
Receive	3-Month USD-LIBOR	3.500%	12/18/2043	120,000	4,572	42	12	(11)

					$2,999	$(2,662)	$13	$(79)

Total Swap Agreements					$6,835	$(2,944)	$13	$(288)

90	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2013 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2013:

(h)	Securities with an aggregate market value of $652 and cash of $23,278 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2013. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$465	$13	$478	$0	$(2)	$(288)	$(290)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.450%	09/21/2015	$	46,900	$3,718	$6,779

Total Purchased Options								$3,718	$6,779

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015	$	197,100	$(3,705)	$(6,870)

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.900%	10/18/2013		118,700	(437)	(57)

JPM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.900%	10/18/2013		62,200	(337)	(30)

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.900%	10/18/2013		230,600	(902)	(110)

RYL	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500%	01/27/2014		33,400	(228)	(156)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500%	01/27/2014		33,400	(353)	(157)

UAG	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.900%	10/18/2013		57,800	(324)	(28)

								$(6,286)	$(7,408)

Total Written Options								$(6,286)	$(7,408)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2013:

	# of Contracts	Notional Amount	Premiums
Balance at 03/31/2013	112	$4,445,700	$(8,645)
Sales	0	772,200	(4,932)
Closing Buys	(56)	(2,166,700)	2,657
Expirations	0	(2,205,400)	4,265
Exercised	(56)	(112,600)	369

Balance at 09/30/2013	0	$733,200	$(6,286)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2013 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Burlington Northern Santa Fe LLC	(0.500%	)	06/20/2017	0.143%	$ 1,000	$19	$(32)	$0	$(13)
	Universal Health Services, Inc.	(0.787%	)	06/20/2016	0.760%	500	33	(34)	0	(1)

CBK	CNA Financial Corp.	(0.470%	)	12/20/2014	0.177%	2,000	0	(8)	0	(8)

JPM	Loews Corp.	(0.280%	)	03/20/2016	0.214%	2,000	0	(3)	0	(3)

RYL	AutoZone, Inc.	(0.810%	)	12/20/2015	0.194%	2,500	0	(35)	0	(35)

							$52	$(112)	$0	$(60)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	91

Schedule of Investments PIMCO Investment Grade Corporate Portfolio (Cont.)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2013 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Berkshire Hathaway Finance Corp.	1.000%	12/20/2017	0.613%	$2,400	$(13)	$52	$39	$0
	Caterpillar, Inc.	1.000%	03/20/2016	0.285%	3,400	47	14	61	0
	MetLife, Inc.	1.000%	09/20/2015	0.368%	35,000	(2,615)	3,064	449	0
	Prudential Financial, Inc.	1.000%	03/20/2016	0.499%	13,000	(203)	368	165	0
	Toyota Motor Corp.	1.000%	03/20/2015	0.138%	4,200	26	29	55	0
	Wells Fargo & Co.	1.000%	12/20/2016	0.350%	800	(36)	53	17	0

BPS	Masco Corp.	5.000%	12/20/2017	1.392%	19,700	2,585	344	2,929	0
	Petrobras International Finance Co.	1.000%	06/20/2018	2.608%	3,000	(150)	(60)	0	(210)

BRC	Ford Motor Co.	5.000%	12/20/2015	0.578%	1,550	166	(12)	154	0
	Ford Motor Co.	5.000%	09/20/2017	1.034%	10,000	1,252	301	1,553	0
	Ford Motor Co.	5.000%	12/20/2017	1.089%	30,000	3,863	995	4,858	0
	General Electric Capital Corp.	1.000%	12/20/2017	0.708%	750	(9)	18	9	0
	MetLife, Inc.	1.000%	09/20/2017	0.780%	10,000	(781)	870	89	0
	Teck Resources Ltd.	1.000%	12/20/2015	0.548%	3,300	(49)	83	34	0
	Teck Resources Ltd.	1.000%	03/20/2016	0.673%	8,000	(19)	86	67	0
	Toyota Motor Corp.	1.000%	03/20/2015	0.138%	3,300	16	27	43	0

CBK	Freeport-McMoRan Copper & Gold, Inc.	1.000%	06/20/2016	0.772%	9,500	(102)	164	62	0
	Mexico Government International Bond	1.000%	03/20/2018	1.073%	100	1	(1)	0	0

DUB	Berkshire Hathaway Finance Corp.	1.000%	12/20/2017	0.613%	8,700	(35)	177	142	0
	BP Capital Markets America, Inc.	1.000%	03/20/2016	0.351%	1,900	4	27	31	0
	Ford Motor Co.	5.000%	09/20/2017	1.034%	2,000	251	60	311	0
	Ford Motor Co.	5.000%	12/20/2017	1.089%	32,500	4,022	1,241	5,263	0
	Goldman Sachs Group, Inc.	1.000%	06/20/2014	0.370%	9,300	43	2	45	0
	MetLife, Inc.	1.000%	09/20/2015	0.368%	1,000	(57)	70	13	0
	Morgan Stanley	1.000%	06/20/2014	0.396%	5,000	21	2	23	0
	Prudential Financial, Inc.	1.000%	03/20/2016	0.499%	1,000	(19)	32	13	0

GST	BP Capital Markets America, Inc.	1.000%	03/20/2016	0.351%	2,300	4	33	37	0
	BP Capital Markets America, Inc.	1.000%	06/20/2016	0.385%	10,700	94	89	183	0
	Canadian Natural Resources Ltd.	1.000%	12/20/2015	0.227%	3,000	9	44	53	0
	Italy Government International Bond	1.000%	12/20/2018	2.634%	9,300	(606)	(105)	0	(711)

HUS	Canadian Natural Resources Ltd.	1.000%	09/20/2015	0.208%	2,100	(7)	41	34	0

JPM	American Express Co.	2.750%	03/20/2014	0.131%	400	0	5	5	0
	BP Capital Markets America, Inc.	1.000%	03/20/2016	0.351%	2,700	5	39	44	0
	Canadian Natural Resources Ltd.	1.000%	09/20/2015	0.208%	4,100	(13)	79	66	0
	Caterpillar, Inc.	1.000%	03/20/2016	0.285%	2,200	30	10	40	0

MYC	Canadian Natural Resources Ltd.	1.000%	12/20/2015	0.227%	1,800	6	25	31	0
	General Electric Capital Corp.	1.000%	12/20/2017	0.708%	24,500	(333)	636	303	0

RYL	Canadian Natural Resources Ltd.	1.000%	09/20/2015	0.208%	8,500	(40)	176	136	0

SOG	Canadian Natural Resources Ltd.	1.000%	12/20/2015	0.227%	100	0	2	2	0

UAG	MetLife, Inc.	1.000%	03/20/2016	0.470%	3,800	(59)	110	51	0

						$7,299	$9,190	$17,410	$(921)

Total Swap Agreements						$7,351	$9,078	$17,410	$(981)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

92	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2013 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2013:

(j)	Securities with an aggregate market value of $581 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures (5)
BOA	$0	$0	$786	$786	$0	$0	$(14)	$(14)	$772	$(930)	$(158)
BPS	0	0	2,929	2,929	0	0	(210)	(210)	2,719	(2,750)	(31)
BRC	0	0	6,807	6,807	0	0	0	0	6,807	(6,860)	(53)
CBK	0	0	62	62	0	0	(8)	(8)	54	0	54
DUB	0	6,779	5,841	12,620	0	(6,870)	0	(6,870)	5,750	(6,030)	(280)
GLM	0	0	0	0	0	(57)	0	(57)	(57)	275	218
GST	0	0	273	273	0	0	(711)	(711)	(438)	(360)	(798)
HUS	0	0	34	34	0	0	0	0	34	0	34
JPM	0	0	155	155	0	(30)	(3)	(33)	122	(260)	(138)
MYC	0	0	334	334	0	(110)	0	(110)	224	(2,164)	(1,940)
RYL	0	0	136	136	0	(313)	(35)	(348)	(212)	307	95
SOG	0	0	2	2	0	0	0	0	2	0	2
UAG	0	0	51	51	0	(28)	0	(28)	23	0	23

Total Over the Counter	$0	$6,779	$17,410	$24,189	$0	$(7,408)	$(981)	$(8,389)

(5)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$465	$465
Swap Agreements	0	0	0	0	13	13

	$0	$0	$0	$0	$478	$478

Over the counter
Purchased Options	$0	$0	$0	$0	$6,779	$6,779
Swap Agreements	0	17,410	0	0	0	17,410

	$0	$17,410	$0	$0	$6,779	$24,189

	$0	$17,410	$0	$0	$7,257	$24,667

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2	$2
Swap Agreements	0	209	0	0	79	288

	$0	$209	$0	$0	$81	$290

Over the counter
Written Options	$0	$0	$0	$0	$7,408	$7,408
Swap Agreements	0	981	0	0	0	981

	$0	$981	$0	$0	$7,408	$8,389

	$0	$1,190	$0	$0	$7,489	$8,679

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	93

Schedule of Investments PIMCO Investment Grade Corporate Portfolio (Cont.)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$23	$23
Futures	0	0	0	0	(39)	(39)
Swap Agreements	0	(2,430)	0	0	(2,803)	(5,233)

	$0	$(2,430)	$0	$0	$(2,819)	$(5,249)

Over the counter
Written Options	$0	$0	$0	$0	$3,143	$3,143
Swap Agreements	0	14,828	0	0	221	15,049

	$0	$14,828	$0	$0	$3,364	$18,192

	$0	$12,398	$0	$0	$545	$12,943

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(17)	$(17)
Futures	0	0	0	0	732	732
Swap Agreements	0	(221)	0	0	(2,662)	(2,883)

	$0	$(221)	$0	$0	$(1,947)	$(2,168)

Over the counter
Purchased Options	$0	$0	$0	$0	$2,652	$2,652
Written Options	0	0	0	0	(3,617)	(3,617)
Swap Agreements	0	(8,325)	0	0	0	(8,325)

	$0	$(8,325)	$0	$0	$(965)	$(9,290)

	$0	$(8,546)	$0	$0	$(2,912)	$(11,458)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Securities, at Value
Bank Loan Obligations	$0	$12,305	$0	$12,305
Corporate Bonds & Notes
Banking & Finance	0	1,696,688	1,188	1,697,876
Industrials	0	394,771	44,078	438,849
Utilities	0	468,779	0	468,779
Municipal Bonds & Notes
Utah	0	836	0	836
U.S. Government Agencies	0	21,678	0	21,678
U.S. Treasury Obligations	0	1,339	0	1,339
Mortgage-Backed Securities	0	10,669	0	10,669
Asset-Backed Securities	0	1,633	3,156	4,789
Sovereign Issues	0	1,485	0	1,485
Convertible Preferred Securities
Banking & Finance	31,054	0	0	31,054
Preferred Securities
Banking & Finance	4,218	0	0	4,218
Short-Term Instruments
Certificates of Deposit	0	2,484	0	2,484
Commercial Paper	0	209,642	0	209,642
Repurchase Agreements	0	3,972	0	3,972
U.S. Treasury Bills	0	335	0	335
	$35,272	$2,826,616	$48,422	$2,910,310

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$754,520	$0	$0	$754,520

Total Investments	$789,792	$2,826,616	$48,422	$3,664,830

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	465	13	0	478
Over the counter	0	24,189	0	24,189
	$465	$24,202	$0	$24,667

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2)	(288)	0	(290)
Over the counter	0	(8,389)	0	(8,389)
	$(2)	$(8,677)	$0	$(8,679)

Totals	$790,255	$2,842,141	$48,422	$3,680,818

There were no transfers between Level 1 and 2 during the period ended September 30, 2013.

94	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2013 (Unaudited)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended September 30, 2013:

Category and Subcategory	Beginning Balance at 03/31/2013	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2013 (1)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$1,296	$0	$(30)	$(1)	$0	$(77)	$0	$0	$1,188	$(74)
Industrials	50,704	3,644	(8,774)	(109)	95	(1,482)	0	0	44,078	(1,080)
Utilities	1,704	0	(92)	0	0	(47)	0	(1,565)	0	0
Asset-Backed Securities	0	3,134	0	1	0	21	0	0	3,156	22

Totals	$53,704	$6,778	$(8,896)	$(109)	$95	$(1,585)	$0	$(1,565)	$48,422	$(1,132)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$1,188	Third Party Vendor	Broker Quote	100.25-107.95
Industrials	44,078	Third Party Vendor	Broker Quote	96.75-116.13
Asset-Backed Securities	3,156	Benchmark Pricing	Base Price	98.50

Total	$48,422

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	95

Schedule of Investments PIMCO Long Duration Corporate Bond Portfolio

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.4%

BANK LOAN OBLIGATIONS 0.1%
Activision Blizzard, Inc.
3.250% due 09/12/2020		$9,600	$9,612
CSC Holdings, Inc.
2.679% due 04/17/2020		15,162	15,015

Total Bank Loan Obligations (Cost $24,642)			24,627

CORPORATE BONDS & NOTES 67.6%

BANKING & FINANCE 23.6%
Abbey National Treasury Services PLC
4.000% due 04/27/2016		1,000	1,063
American Express Co.
4.050% due 12/03/2042		410	356
6.800% due 09/01/2066		4,500	4,787
American International Group, Inc.
5.600% due 10/18/2016		1,000	1,118
5.850% due 01/16/2018		2,524	2,876
6.250% due 05/01/2036		800	920
6.400% due 12/15/2020		800	944
6.820% due 11/15/2037		10,000	12,058
8.175% due 05/15/2068		6,850	8,052
8.250% due 08/15/2018		64,930	81,141
Banco de Credito del Peru
4.250% due 04/01/2023		16,000	14,288
5.375% due 09/16/2020		2,700	2,741
Banco de Credito e Inversiones
4.000% due 02/11/2023		6,600	6,046
Banco do Brasil S.A.
3.875% due 10/10/2022		11,050	9,586
4.500% due 01/20/2016	EUR	4,000	5,643
6.000% due 01/22/2020		$21,650	23,057
Banco Santander Brasil S.A.
4.500% due 04/06/2015		700	719
4.625% due 02/13/2017		4,800	4,968
Banco Santander Chile
3.875% due 09/20/2022		44,000	40,913
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero
4.125% due 11/09/2022		9,150	8,418
Bank of America Corp.
5.000% due 05/13/2021		8,100	8,716
5.625% due 07/01/2020		3,600	4,040
5.650% due 05/01/2018		32,100	36,270
5.700% due 01/24/2022		650	728
5.875% due 01/05/2021		3,700	4,201
5.875% due 02/07/2042		2,150	2,395
6.500% due 08/01/2016		1,610	1,826
7.375% due 05/15/2014		900	937
7.625% due 06/01/2019		23,260	28,563
Bank of America N.A.
6.000% due 10/15/2036		1,700	1,911
Bank of Scotland PLC
6.375% due 08/16/2019	GBP	2,900	5,100
Bank One Corp.
8.000% due 04/29/2027		$3,600	4,644
Banque PSA Finance S.A.
3.875% due 01/14/2015	EUR	3,880	5,368
4.250% due 02/25/2016		18,000	25,242
Barclays Bank PLC
7.625% due 11/21/2022		$6,000	5,962
10.179% due 06/12/2021		10,940	14,230
14.000% due 06/15/2019 (c)	GBP	8,600	18,724
BBVA Banco Continental S.A.
3.250% due 04/08/2018		$7,100	6,958
5.000% due 08/26/2022		9,100	8,759

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BBVA Bancomer S.A.
6.500% due 03/10/2021		$30,485	$31,857
6.750% due 09/30/2022		17,800	18,467
Bear Stearns Cos. LLC
4.650% due 07/02/2018		2,000	2,195
6.400% due 10/02/2017		37,500	43,793
7.250% due 02/01/2018		22,300	26,740
Bellsouth Capital Funding Corp.
7.875% due 02/15/2030		10,700	12,900
Berkshire Hathaway Finance Corp.
4.400% due 05/15/2042		8,200	7,563
Berkshire Hathaway, Inc.
4.500% due 02/11/2043		18,600	17,398
BNP Paribas S.A.
7.195% due 06/25/2037 (c)		17,300	17,451
7.781% due 07/02/2018 (c)	EUR	4,000	6,047
Cantor Fitzgerald LP
7.875% due 10/15/2019		$10,090	10,576
Capital One Bank USA N.A.
3.375% due 02/15/2023		12,600	11,814
Chubb Corp.
6.500% due 05/15/2038		200	251
Citigroup, Inc.
0.812% due 08/25/2036		1,000	819
6.000% due 08/15/2017		10,000	11,441
6.125% due 08/25/2036		7,100	7,167
6.625% due 06/15/2032		900	971
6.675% due 09/13/2043		1,400	1,513
8.125% due 07/15/2039		126,337	176,002
8.500% due 05/22/2019		13,000	16,627
CME Group, Inc.
5.300% due 09/15/2043		4,725	4,892
Countrywide Capital
8.050% due 06/15/2027		2,680	3,206
Credit Agricole S.A.
7.589% due 01/30/2020 (c)	GBP	100	165
8.125% due 10/26/2019 (c)		100	172
8.375% due 10/13/2019 (c)		$4,970	5,461
Credit Suisse AG
6.500% due 08/08/2023		23,225	23,550
Credit Suisse Group Guernsey Ltd.
7.875% due 02/24/2041		1,300	1,388
CubeSmart LP
4.800% due 07/15/2022		2,000	2,084
Deutsche Annington Finance BV
5.000% due 10/02/2023 (a)		2,200	2,185
DNB Bank ASA
3.200% due 04/03/2017		160	168
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		23,175	23,233
Export-Import Bank of Korea
4.000% due 01/11/2017		39,485	42,255
5.375% due 10/04/2016		5,800	6,457
5.875% due 01/14/2015		500	530
8.125% due 01/21/2014		2,000	2,045
Fairfax Financial Holdings Ltd.
5.800% due 05/15/2021		7,200	7,406
Fidelity National Financial, Inc.
5.500% due 09/01/2022		28,700	30,319
First American Financial Corp.
4.300% due 02/01/2023		2,100	2,037
First Union Capital
7.950% due 11/15/2029		1,000	1,200
FMR LLC
4.950% due 02/01/2033		6,800	6,660
5.150% due 02/01/2043		6,200	5,957

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ford Holdings LLC
9.300% due 03/01/2030		$2,892	$3,936
Ford Motor Credit Co. LLC
1.516% due 05/09/2016		6,300	6,390
3.984% due 06/15/2016		9,800	10,364
4.207% due 04/15/2016		18,050	19,144
4.250% due 02/03/2017		21,000	22,460
5.000% due 05/15/2018		7,100	7,798
5.625% due 09/15/2015		3,000	3,249
6.625% due 08/15/2017		15,000	17,303
7.000% due 04/15/2015		10,400	11,311
8.700% due 10/01/2014		12,360	13,302
General Electric Capital Corp.
0.744% due 08/15/2036		4,000	3,222
1.625% due 07/02/2015		3,000	3,046
3.800% due 06/18/2019		1,800	1,886
5.875% due 01/14/2038		85,600	94,797
6.150% due 08/07/2037		8,385	9,531
6.250% due 12/15/2022 (c)		17,000	17,240
6.750% due 03/15/2032		4,500	5,382
6.875% due 01/10/2039		35,164	43,232
7.500% due 08/21/2035		42,268	55,495
Goldman Sachs Group, Inc.
5.250% due 07/27/2021		17,200	18,598
5.375% due 03/15/2020		16,600	18,316
5.950% due 01/18/2018		5,000	5,659
5.950% due 01/15/2027		210	222
6.000% due 06/15/2020		6,600	7,507
6.125% due 02/15/2033		7,400	8,097
6.150% due 04/01/2018		4,900	5,611
6.250% due 09/01/2017		17,600	20,101
6.250% due 02/01/2041		12,825	14,416
6.450% due 05/01/2036		4,000	4,073
6.750% due 10/01/2037		147,000	153,860
7.500% due 02/15/2019		92,700	112,158
Goodman Funding Pty. Ltd.
6.375% due 11/12/2020		6,200	6,910
HBOS PLC
0.896% due 03/29/2016	EUR	1,054	1,381
0.948% due 09/30/2016		$1,000	973
5.374% due 06/30/2021	EUR	8,000	11,147
6.000% due 11/01/2033		$3,500	3,313
6.750% due 05/21/2018		20,623	23,024
HCP, Inc.
6.750% due 02/01/2041		5,200	6,090
Health Care REIT, Inc.
6.500% due 03/15/2041		30,000	32,099
Healthcare Realty Trust, Inc.
5.750% due 01/15/2021		300	326
HSBC Bank Capital Funding Sterling LP
5.862% due 04/07/2020 (c)	GBP	2,000	3,407
HSBC Bank USA N.A.
7.000% due 01/15/2039		$8,600	10,352
HSBC Capital Funding LP
10.176% due 06/30/2030 (c)		2,122	3,019
HSBC Finance Capital Trust
5.911% due 11/30/2035		4,300	4,408
HSBC Finance Corp.
6.676% due 01/15/2021		24,900	28,486
HSBC Holdings PLC
4.000% due 03/30/2022		1,200	1,224
4.875% due 01/14/2022		5,400	5,838
5.100% due 04/05/2021		32,075	35,399
6.100% due 01/14/2042		29,550	35,107
6.500% due 05/02/2036		18,400	20,897
6.500% due 09/15/2037		2,100	2,387
6.800% due 06/01/2038		23,075	27,278

96	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2013 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.350% due 11/27/2032		$2,500	$3,009
7.625% due 05/17/2032		11,547	14,087
International Lease Finance Corp.
5.650% due 06/01/2014		1,400	1,437
7.125% due 09/01/2018		30,700	34,461
Intesa Sanpaolo SpA
3.625% due 08/12/2015		1,100	1,117
6.500% due 02/24/2021		10,000	10,420
Itau Unibanco Holding S.A.
5.125% due 05/13/2023		28,875	26,565
5.500% due 08/06/2022		9,900	9,306
5.650% due 03/19/2022		20,250	19,359
6.200% due 12/21/2021		8,000	8,040
JPMorgan Chase & Co.
3.250% due 09/23/2022		7,000	6,619
4.250% due 10/15/2020		34,400	36,134
4.400% due 07/22/2020		14,200	15,058
4.500% due 01/24/2022		41,500	43,380
4.625% due 05/10/2021		25,100	26,803
4.950% due 03/25/2020		6,100	6,684
5.600% due 07/15/2041		22,750	24,613
5.625% due 08/16/2043		4,800	4,784
6.000% due 01/15/2018		1,800	2,069
6.300% due 04/23/2019		15,575	18,274
6.400% due 05/15/2038		33,649	39,805
7.900% due 04/30/2018 (c)		27,587	29,961
JPMorgan Chase Bank N.A.
0.584% due 06/13/2016		4,000	3,957
0.889% due 05/31/2017	EUR	14,300	19,075
5.375% due 09/28/2016	GBP	600	1,065
JPMorgan Chase Capital
1.198% due 09/30/2034		$2,000	1,580
Korea Development Bank
3.500% due 08/22/2017		9,200	9,678
3.875% due 05/04/2017		2,000	2,130
4.000% due 09/09/2016		5,800	6,202
Korea Finance Corp.
2.250% due 08/07/2017		14,115	14,137
3.250% due 09/20/2016		1,000	1,047
Lloyds TSB Bank PLC
7.625% due 04/22/2025	GBP	4,150	7,823
9.625% due 04/06/2023		2,200	4,595
Macquarie Bank Ltd.
6.625% due 04/07/2021		$37,200	40,633
Massachusetts Mutual Life Insurance Co.
8.875% due 06/01/2039		5,600	8,133
Merrill Lynch & Co., Inc.
0.525% due 05/30/2014	EUR	6,200	8,390
6.400% due 08/28/2017		$14,245	16,398
6.875% due 04/25/2018		86,590	102,168
6.875% due 11/15/2018		4,200	4,999
7.750% due 05/14/2038		15,700	19,497
MetLife Capital Trust
7.875% due 12/15/2067		6,400	7,232
9.250% due 04/08/2068		8,924	11,378
MetLife, Inc.
6.375% due 06/15/2034		250	302
10.750% due 08/01/2069		1,032	1,527
Montpelier Re Holdings Ltd.
4.700% due 10/15/2022		3,000	2,949
Morgan Stanley
0.618% due 04/13/2016	EUR	150	200
5.375% due 10/15/2015		$300	323
5.500% due 01/26/2020		900	998
5.500% due 07/24/2020		19,845	21,943
5.625% due 09/23/2019		29,500	32,970
5.750% due 01/25/2021		10,000	11,121

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.375% due 07/24/2042		$66,200	$75,170
6.625% due 04/01/2018		18,900	21,968
7.300% due 05/13/2019		48,010	57,527
Mutual of Omaha Insurance Co.
6.800% due 06/15/2036		7,075	7,915
6.950% due 10/15/2040		9,590	10,874
Nationwide Mutual Insurance Co.
9.375% due 08/15/2039		16,000	22,309
New York Life Insurance Co.
6.750% due 11/15/2039		12,500	15,525
Nippon Life Insurance Co.
5.000% due 10/18/2042		8,000	7,910
Nordea Bank AB
4.875% due 01/27/2020		200	219
Northwestern Mutual Life Insurance Co.
6.063% due 03/30/2040		29,900	34,452
Ohio National Life Insurance Co.
6.875% due 06/15/2042		400	417
Pacific Life Insurance Co.
9.250% due 06/15/2039		97,456	132,273
Penn Mutual Life Insurance Co.
7.625% due 06/15/2040		23,025	29,798
Petrobras Global Finance BV
4.250% due 10/02/2023	EUR	4,000	5,419
5.375% due 10/01/2029	GBP	14,000	20,568
5.625% due 05/20/2043		$54,087	45,562
Prudential Financial, Inc.
5.100% due 08/15/2043		3,800	3,772
5.200% due 03/15/2044		2,000	1,824
5.625% due 06/15/2043		7,000	6,628
5.700% due 12/14/2036		3,500	3,779
5.800% due 11/16/2041		5,000	5,473
6.200% due 11/15/2040		2,525	2,907
6.625% due 12/01/2037		3,000	3,599
6.625% due 06/21/2040		1,015	1,230
Qatari Diar Finance QSC
5.000% due 07/21/2020		9,600	10,596
QBE Capital Funding Ltd.
7.250% due 05/24/2041		10,000	10,555
Rabobank Capital Funding Trust
5.254% due 10/21/2016 (c)		500	510
Rabobank Group
6.875% due 03/19/2020	EUR	17,300	25,950
11.000% due 06/30/2019 (c)		$24,800	32,447
RCI Banque S.A.
3.500% due 04/03/2018		18,850	19,196
Regions Bank
6.450% due 06/26/2037		16,145	16,941
Regions Financial Corp.
7.375% due 12/10/2037		5,470	5,808
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.299% due 05/15/2017		3,200	3,434
SAFG Retirement Services, Inc.
5.600% due 07/31/2097		17,600	17,746
Santander Issuances S.A.U.
1.259% due 01/31/2018	GBP	4,000	5,608
4.500% due 09/30/2019	EUR	3,900	4,696
Sberbank of Russia Via SB Capital S.A.
5.400% due 03/24/2017		$2,500	2,669
5.499% due 07/07/2015		5,850	6,227
6.125% due 02/07/2022		7,300	7,665
SLM Corp.
0.566% due 01/27/2014		200	199
4.280% due 01/26/2015 (d)	HKD	15,000	1,967
5.000% due 10/01/2013		$3,320	3,320
5.375% due 05/15/2014		8,525	8,717
5.500% due 01/15/2019		3,300	3,272

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.625% due 08/01/2033		$26,545	$20,838
6.250% due 01/25/2016		4,900	5,237
7.250% due 01/25/2022		32,000	32,720
8.000% due 03/25/2020		16,800	18,207
8.450% due 06/15/2018		38,525	43,630
Teachers Insurance & Annuity Association of America
6.850% due 12/16/2039		67,805	84,185
Tesco Property Finance PLC
6.052% due 10/13/2039	GBP	381	701
Transatlantic Holdings, Inc.
8.000% due 11/30/2039		$13,533	16,669
UBS AG
4.875% due 08/04/2020		2,684	3,006
5.875% due 12/20/2017		2,673	3,090
7.250% due 02/22/2022		300	323
7.625% due 08/17/2022		17,650	19,552
UBS Preferred Funding Trust
6.243% due 05/15/2016 (c)		800	855
Virgin Media Secured Finance PLC
5.500% due 01/15/2021	GBP	1,624	2,649
Wachovia Bank N.A.
0.646% due 11/03/2014		$1,326	1,329
5.850% due 02/01/2037		5,901	6,606
6.600% due 01/15/2038		7,202	8,733
Wachovia Corp.
0.605% due 10/28/2015		3,000	2,989
0.638% due 10/15/2016		1,500	1,484
5.750% due 02/01/2018		2,100	2,429
WEA Finance LLC
4.625% due 05/10/2021		5,000	5,285
6.750% due 09/02/2019		2,500	2,977
7.125% due 04/15/2018		12,900	15,375
Wells Fargo & Co.
5.375% due 02/07/2035		4,900	5,254
5.625% due 12/11/2017		595	684
Wells Fargo Bank N.A.
5.950% due 08/26/2036		800	908
Wells Fargo Capital
5.950% due 12/01/2086		2,100	2,011
Weyerhaeuser Co.
6.875% due 12/15/2033		14,177	16,425
6.950% due 10/01/2027		4,500	5,209
7.125% due 07/15/2023		6,000	7,034
7.375% due 10/01/2019		20,400	24,913
7.375% due 03/15/2032		175,567	214,393
7.950% due 03/15/2025		800	977

			4,013,754

INDUSTRIALS 31.4%
AbbVie, Inc.
4.400% due 11/06/2042		23,900	21,720
Actavis, Inc.
4.625% due 10/01/2042		10,000	8,914
ADT Corp.
2.250% due 07/15/2017		800	765
4.125% due 06/15/2023		2,000	1,789
4.875% due 07/15/2042		60,200	44,595
6.250% due 10/15/2021 (a)		4,750	4,827
Air Canada Pass-Through Trust
4.125% due 11/15/2026		750	706
Alcoa, Inc.
5.900% due 02/01/2027		1,900	1,842
Altria Group, Inc.
2.850% due 08/09/2022		1,000	918
4.250% due 08/09/2042		7,505	6,271
9.250% due 08/06/2019		270	357

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	97

Schedule of Investments PIMCO Long Duration Corporate Bond Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
9.700% due 11/10/2018	$1,993	$2,638
9.950% due 11/10/2038	39,645	59,348
10.200% due 02/06/2039	102,301	156,450
American Airlines Pass-Through Trust
5.250% due 07/31/2022	8,003	8,364
American Tower Corp.
3.500% due 01/31/2023	1,100	968
Amgen, Inc.
4.950% due 10/01/2041	5,050	4,739
5.150% due 11/15/2041	118,390	115,331
5.375% due 05/15/2043	22,290	22,279
5.650% due 06/15/2042	15,060	15,672
6.375% due 06/01/2037	4,610	5,201
6.400% due 02/01/2039	22,500	25,255
6.900% due 06/01/2038	9,750	11,642
Anadarko Holding Co.
7.150% due 05/15/2028	14,050	16,915
Anadarko Petroleum Corp.
6.200% due 03/15/2040	30,450	34,240
6.375% due 09/15/2017	4,200	4,888
6.450% due 09/15/2036	31,983	36,842
7.000% due 11/15/2027	1,000	1,055
7.950% due 06/15/2039	49,603	67,169
Anglo American Capital PLC
9.375% due 04/08/2019	5,000	6,268
AngloGold Ashanti Holdings PLC
5.125% due 08/01/2022	650	549
Anheuser-Busch Cos. LLC
6.450% due 09/01/2037	100	123
Apache Corp.
4.750% due 04/15/2043	500	475
5.100% due 09/01/2040	1,600	1,587
Archer-Daniels-Midland Co.
4.016% due 04/16/2043	10,500	9,271
Asciano Finance Ltd.
6.000% due 04/07/2023	27,900	29,694
Aviation Capital Group Corp.
3.875% due 09/27/2016	11,500	11,658
7.125% due 10/15/2020	21,050	22,995
AWAS Aviation Capital Ltd.
7.000% due 10/17/2016	3,572	3,697
Barrick Gold Corp.
5.250% due 04/01/2042	20,200	16,221
Barrick Gold Finance Co.
5.800% due 11/15/2034	4,455	3,870
Barrick International Barbados Corp.
6.350% due 10/15/2036	1,300	1,131
Barrick North America Finance LLC
5.700% due 05/30/2041	30,576	25,781
5.750% due 05/01/2043	2,259	1,901
7.500% due 09/15/2038	6,200	6,105
Barrick PD Australia Finance Pty. Ltd.
5.950% due 10/15/2039	17,969	15,573
BAT International Finance PLC
3.250% due 06/07/2022	1,550	1,517
Boeing Co.
6.875% due 03/15/2039	2,600	3,507
Boston Scientific Corp.
6.000% due 01/15/2020	6,900	7,904
7.000% due 11/15/2035	39,807	47,060
7.375% due 01/15/2040	48,582	60,073
Braskem Finance Ltd.
5.750% due 04/15/2021	8,775	8,643
7.000% due 05/07/2020	1,200	1,272
Burlington Northern Santa Fe LLC
4.375% due 09/01/2042	37,450	33,901
4.450% due 03/15/2043	76,500	69,852

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.050% due 03/01/2041	$11,900	$11,886
5.750% due 05/01/2040	12,720	13,920
6.150% due 05/01/2037	1,500	1,711
6.200% due 08/15/2036	800	915
6.530% due 07/15/2037	2,500	2,899
7.290% due 06/01/2036	800	996
7.950% due 08/15/2030	600	790
Cameron International Corp.
5.950% due 06/01/2041	12,800	14,366
7.000% due 07/15/2038	16,804	20,859
Canadian Natural Resources Ltd.
6.750% due 02/01/2039	1,675	1,993
Canadian Oil Sands Ltd.
4.500% due 04/01/2022	20,400	20,562
6.000% due 04/01/2042	9,200	9,458
CBS Corp.
4.850% due 07/01/2042	1,000	896
CC Holdings GS LLC
3.849% due 04/15/2023	11,250	10,169
Celulosa Arauco y Constitucion S.A.
5.000% due 01/21/2021	1,500	1,497
Cenovus Energy, Inc.
6.750% due 11/15/2039	16,900	20,079
Cielo S.A.
3.750% due 11/16/2022	15,500	13,369
Cliffs Natural Resources, Inc.
6.250% due 10/01/2040	47,245	39,608
CNOOC Curtis Funding Pty. Ltd.
4.500% due 10/03/2023 (a)	13,600	13,779
CNOOC Finance Ltd.
3.875% due 05/02/2022	10,900	10,649
4.250% due 05/09/2043	17,725	15,223
Colorado Interstate Gas Co. LLC
6.850% due 06/15/2037	10,900	12,010
Comcast Corp.
2.850% due 01/15/2023	1,000	951
4.500% due 01/15/2043	5,700	5,383
4.650% due 07/15/2042	41,289	39,409
5.650% due 06/15/2035	10,000	10,969
6.400% due 05/15/2038	500	595
6.400% due 03/01/2040	62,500	75,061
6.450% due 03/15/2037	7,300	8,743
6.550% due 07/01/2039	48,460	58,561
6.950% due 08/15/2037	26,300	33,192
7.050% due 03/15/2033	6,000	7,426
ConAgra Foods, Inc.
7.000% due 10/01/2028	1,800	2,201
Continental Airlines Pass-Through Trust
4.000% due 04/29/2026	16,000	15,480
4.750% due 07/12/2022	6,111	6,462
6.000% due 07/12/2020	1,489	1,526
7.250% due 05/10/2021	15,239	17,220
7.566% due 09/15/2021	81	85
9.000% due 01/08/2018	5,620	6,420
Continental Resources, Inc.
5.000% due 09/15/2022	6,995	7,074
Corning, Inc.
5.750% due 08/15/2040	4,326	4,804
Corp. Nacional del Cobre de Chile
4.250% due 07/17/2042	2,000	1,657
COX Communications, Inc.
4.500% due 06/30/2043	1,775	1,408
6.450% due 12/01/2036	2,431	2,437
8.375% due 03/01/2039	44,990	53,514
Crown Castle Towers LLC
6.113% due 01/15/2040	44,300	50,187
CSN Islands Corp.
6.875% due 09/21/2019	7,932	8,249

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CSN Resources S.A.
6.500% due 07/21/2020	$1,600	$1,604
CSX Corp.
5.500% due 04/15/2041	16,449	17,498
6.220% due 04/30/2040	5,560	6,400
CVS Caremark Corp.
6.125% due 09/15/2039	10,000	11,469
CVS Pass-Through Trust
5.773% due 01/10/2033	9,798	10,612
5.880% due 01/10/2028	3,239	3,556
5.926% due 01/10/2034	26,385	28,564
6.036% due 12/10/2028	2,451	2,709
6.943% due 01/10/2030	28,562	33,297
7.507% due 01/10/2032	102,957	124,505
8.353% due 07/10/2031	8,695	11,027
Daimler Finance North America LLC
8.500% due 01/18/2031	100	144
Delta Air Lines Pass-Through Trust
4.950% due 11/23/2020	3,080	3,288
6.200% due 01/02/2020	1,138	1,246
7.750% due 06/17/2021	11,592	13,461
Deutsche Telekom International Finance BV
4.875% due 03/06/2042	4,200	3,970
6.750% due 08/20/2018	1,100	1,320
8.750% due 06/15/2030	73,250	101,745
9.250% due 06/01/2032	700	1,027
Devon Energy Corp.
4.750% due 05/15/2042	33,050	30,259
5.600% due 07/15/2041	2,025	2,077
7.950% due 04/15/2032	18,000	23,490
Devon Financing Corp. LLC
7.875% due 09/30/2031	16,865	21,774
DIRECTV Holdings LLC
6.000% due 08/15/2040	4,400	4,187
6.375% due 03/01/2041	22,200	21,991
Discovery Communications LLC
3.300% due 05/15/2022	600	576
4.375% due 06/15/2021	8,000	8,393
4.875% due 04/01/2043	405	375
4.950% due 05/15/2042	600	557
5.625% due 08/15/2019	300	343
Dolphin Energy Ltd.
5.500% due 12/15/2021	300	330
Dow Chemical Co.
4.375% due 11/15/2042	1,125	976
5.250% due 11/15/2041	14,000	13,781
9.400% due 05/15/2039	45,009	65,859
Ecolab, Inc.
5.500% due 12/08/2041	3,056	3,291
Ecopetrol S.A.
7.375% due 09/18/2043	20,000	21,700
El Paso Natural Gas Co. LLC
8.375% due 06/15/2032	25,670	33,549
El Paso Pipeline Partners Operating Co. LLC
4.700% due 11/01/2042	15,459	13,504
7.500% due 11/15/2040	21,847	26,747
Encana Corp.
5.150% due 11/15/2041	22,050	20,307
6.500% due 08/15/2034	5,510	5,995
6.500% due 02/01/2038	35,250	38,746
6.625% due 08/15/2037	21,782	24,214
7.200% due 11/01/2031	1,500	1,726
Energy Transfer Partners LP
6.625% due 10/15/2036	7,000	7,462
7.500% due 07/01/2038	20,600	23,853
8.500% due 04/15/2014	802	833
9.700% due 03/15/2019	886	1,135

98	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2013 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ENN Energy Holdings Ltd.
6.000% due 05/13/2021		$8,100	$8,607
Enterprise Products Operating LLC
4.450% due 02/15/2043		99,200	88,084
4.850% due 08/15/2042		11,300	10,635
4.850% due 03/15/2044		21,255	19,884
5.700% due 02/15/2042		7,422	7,767
5.750% due 03/01/2035		15,361	16,325
5.950% due 02/01/2041		7,513	8,124
6.125% due 10/15/2039		5,000	5,550
6.450% due 09/01/2040		2,395	2,758
6.650% due 10/15/2034		2,000	2,352
7.550% due 04/15/2038		4,000	5,105
Fidelity National Information Services, Inc.
3.500% due 04/15/2023		6,800	6,132
Ford Motor Co.
4.750% due 01/15/2043		6,900	6,180
7.400% due 11/01/2046		7,050	8,464
7.450% due 07/16/2031		14,661	17,938
8.900% due 01/15/2032		5,660	7,209
9.980% due 02/15/2047		5,300	7,294
Freeport-McMoRan Copper & Gold, Inc.
5.450% due 03/15/2043		34,485	31,012
General Electric Co.
4.125% due 10/09/2042		44,200	40,736
Georgia-Pacific LLC
5.400% due 11/01/2020		5,520	6,188
7.250% due 06/01/2028		4,000	4,896
7.375% due 12/01/2025		400	504
8.875% due 05/15/2031		14,200	19,666
Gerdau Holdings, Inc.
7.000% due 01/20/2020		6,100	6,527
Gerdau Trade, Inc.
5.750% due 01/30/2021		9,100	8,963
Glencore Finance Europe S.A.
6.000% due 04/03/2022	GBP	1,500	2,676
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020		$20,000	16,195
GTL Trade Finance, Inc.
7.250% due 10/20/2017		6,400	7,136
Heineken NV
4.000% due 10/01/2042		2,000	1,669
Hess Corp.
6.000% due 01/15/2040		8,780	9,452
7.300% due 08/15/2031		3,200	3,851
7.875% due 10/01/2029		4,270	5,367
Hewlett-Packard Co.
2.625% due 12/09/2014		1,000	1,020
6.000% due 09/15/2041		450	416
HJ Heinz Co.
6.375% due 07/15/2028		650	668
HJ Heinz Finance Co.
6.750% due 03/15/2032		5,025	5,123
7.125% due 08/01/2039		39,043	40,214
Home Depot, Inc.
4.875% due 02/15/2044		3,350	3,391
5.400% due 09/15/2040		2,500	2,710
Hospira, Inc.
5.600% due 09/15/2040		2,137	1,887
5.800% due 08/12/2023		3,000	3,059
Humana, Inc.
8.150% due 06/15/2038		1,000	1,328
Imperial Tobacco Finance PLC
3.500% due 02/11/2023		2,800	2,645
International Paper Co.
6.000% due 11/15/2041		7,400	7,935
7.300% due 11/15/2039		5,000	6,121
8.700% due 06/15/2038		11,500	15,662

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Juniper Networks, Inc.
5.950% due 03/15/2041	$46,478	$47,962
KazMunayGas National Co. JSC
5.750% due 04/30/2043	11,900	10,487
Kerr-McGee Corp.
6.950% due 07/01/2024	3,008	3,530
7.875% due 09/15/2031	3,000	3,795
Kimberly-Clark Corp.
6.625% due 08/01/2037	200	259
Kinder Morgan Energy Partners LP
5.000% due 08/15/2042	13,700	12,497
5.000% due 03/01/2043	17,900	16,245
5.625% due 09/01/2041	1,700	1,699
5.800% due 03/15/2035	8,742	8,830
6.500% due 02/01/2037	12,219	13,474
6.500% due 09/01/2039	36,345	39,588
6.550% due 09/15/2040	26,500	29,084
6.950% due 01/15/2038	34,300	38,778
7.400% due 03/15/2031	500	590
Kraft Foods Group, Inc.
5.000% due 06/04/2042	13,000	12,925
6.500% due 02/09/2040	103,898	122,514
Kroger Co.
5.400% due 07/15/2040	35	35
6.900% due 04/15/2038	5,000	5,885
7.500% due 04/01/2031	150	185
LyondellBasell Industries NV
5.750% due 04/15/2024	13,000	14,575
Macmillan Bloedel Pembroke LP
7.700% due 02/15/2026	8,555	10,281
Masco Corp.
5.950% due 03/15/2022	3,000	3,157
6.500% due 08/15/2032	13,602	13,568
Massachusetts Institute of Technology
5.600% due 07/01/2111	1,668	1,966
Meccanica Holdings USA, Inc.
6.250% due 01/15/2040	12,950	10,844
Midcontinent Express Pipeline LLC
6.700% due 09/15/2019	14,000	14,406
Mondelez International, Inc.
6.875% due 02/01/2038	7,030	8,525
7.000% due 08/11/2037	4,000	4,884
Nakilat, Inc.
6.067% due 12/31/2033	1,600	1,704
NBCUniversal Enterprise, Inc.
5.250% due 03/19/2021 (c)	16,400	16,261
NBCUniversal Media LLC
4.450% due 01/15/2043	27,200	25,234
5.950% due 04/01/2041	53,800	60,973
6.400% due 04/30/2040	12,700	15,071
Newcrest Finance Pty. Ltd.
5.750% due 11/15/2041	47,180	35,377
Newmont Mining Corp.
4.875% due 03/15/2042	1,200	915
5.875% due 04/01/2035	395	355
6.250% due 10/01/2039	32,050	29,738
News America, Inc.
6.150% due 03/01/2037	600	654
6.150% due 02/15/2041	49,100	54,270
6.650% due 11/15/2037	19,131	21,803
6.900% due 08/15/2039	7,229	8,430
7.750% due 12/01/2045	4,773	5,862
Nexen, Inc.
7.500% due 07/30/2039	2,410	2,967
Noble Holding International Ltd.
5.250% due 03/15/2042	1,600	1,462
6.050% due 03/01/2041	18,500	18,653

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Northern Natural Gas Co.
4.100% due 09/15/2042		$15,000	$13,264
Northwest Airlines Pass-Through Trust
1.014% due 11/20/2015		9,410	9,293
Northwest Pipeline GP
6.050% due 06/15/2018		725	843
ONEOK Partners LP
6.125% due 02/01/2041		17,627	17,877
6.200% due 09/15/2043		25,100	25,943
6.650% due 10/01/2036		4,765	5,088
6.850% due 10/15/2037		13,300	14,464
Owens Corning
4.200% due 12/15/2022		4,600	4,498
PepsiCo, Inc.
4.000% due 03/05/2042		2,400	2,156
Pertamina Persero PT
4.300% due 05/20/2023		13,750	11,825
5.625% due 05/20/2043		3,100	2,433
Petrobras International Finance Co.
3.875% due 01/27/2016		2,500	2,592
5.375% due 01/27/2021		5,300	5,353
5.750% due 01/20/2020		2,300	2,402
5.875% due 03/01/2018		12,200	13,134
5.875% due 03/07/2022	EUR	1,200	1,797
6.750% due 01/27/2041		$40,050	38,925
6.875% due 01/20/2040		9,650	9,575
7.875% due 03/15/2019		7,600	8,788
Philip Morris International, Inc.
3.875% due 08/21/2042		675	574
4.375% due 11/15/2041		22,400	20,653
6.375% due 05/16/2038		9,235	11,009
Phillips 66
5.875% due 05/01/2042		4,050	4,269
Pioneer Natural Resources Co.
3.950% due 07/15/2022		11,590	11,668
6.650% due 03/15/2017		8,812	10,168
6.875% due 05/01/2018		4,154	4,906
7.200% due 01/15/2028		21,843	26,362
7.500% due 01/15/2020		8,872	10,893
PPG Industries, Inc.
5.500% due 11/15/2040		3,600	3,800
Pride International, Inc.
6.875% due 08/15/2020		6,800	8,118
7.875% due 08/15/2040		42,800	57,893
8.500% due 06/15/2019		9,235	11,728
QVC, Inc.
5.950% due 03/15/2043		44,900	39,061
Reynolds American, Inc.
3.250% due 11/01/2022		13,900	12,825
6.150% due 09/15/2043		12,900	13,542
Rio Tinto Alcan, Inc.
7.250% due 03/15/2031		1,110	1,348
Rio Tinto Finance USA Ltd.
7.125% due 07/15/2028		5,998	7,399
Rio Tinto Finance USA PLC
4.750% due 03/22/2042		13,500	12,569
Roche Holdings, Inc.
6.000% due 03/01/2019		4,556	5,422
Rock Tenn Co.
4.000% due 03/01/2023		8,350	8,109
4.450% due 03/01/2019		4,380	4,659
Rockies Express Pipeline LLC
5.625% due 04/15/2020		23,150	19,677
6.850% due 07/15/2018		2,000	1,895
6.875% due 04/15/2040		46,550	34,912
7.500% due 07/15/2038		25,890	21,100
Rohm & Haas Co.
7.850% due 07/15/2029		7,163	9,374

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	99

Schedule of Investments PIMCO Long Duration Corporate Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Russian Railways via RZD Capital PLC
5.739% due 04/03/2017		$14,000	$14,980
7.487% due 03/25/2031	GBP	6,100	10,838
Sealed Air Corp.
6.875% due 07/15/2033		$2,000	1,860
Southern Copper Corp.
5.250% due 11/08/2042		4,700	3,814
Southern Natural Gas Co. LLC
8.000% due 03/01/2032		8,146	10,556
Southwestern Energy Co.
4.100% due 03/15/2022		6,600	6,615
Sunoco Logistics Partners Operations LP
4.650% due 02/15/2022		2,000	2,068
4.950% due 01/15/2043		28,400	25,389
Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023		8,550	8,172
5.125% due 02/22/2021		700	737
TCI Communications, Inc.
7.875% due 02/15/2026		405	531
Teck Resources Ltd.
5.200% due 03/01/2042		3,000	2,560
5.400% due 02/01/2043		32,340	28,358
6.000% due 08/15/2040		16,600	15,475
6.125% due 10/01/2035		11,300	10,874
6.250% due 07/15/2041		30,000	29,158
Telefonica Emisiones S.A.U.
4.750% due 02/07/2017	EUR	600	873
4.949% due 01/15/2015		$2,200	2,298
5.375% due 02/02/2018	GBP	2,700	4,659
5.496% due 04/01/2016	EUR	6,500	9,535
6.421% due 06/20/2016		$19,082	21,019
7.045% due 06/20/2036		19,000	20,259
Tennessee Gas Pipeline Co. LLC
7.625% due 04/01/2037		320	417
Tesco PLC
6.150% due 11/15/2037		3,700	4,154
Teva Pharmaceutical Finance Co. LLC
6.150% due 02/01/2036		5,400	6,255
Time Warner Cable, Inc.
4.500% due 09/15/2042		34,200	25,089
5.500% due 09/01/2041		14,705	12,095
5.875% due 11/15/2040		3,300	2,817
6.550% due 05/01/2037		1,400	1,292
6.750% due 06/15/2039		51,900	48,500
7.300% due 07/01/2038		7,200	7,184
Time Warner, Inc.
4.875% due 03/15/2020		1,000	1,090
4.900% due 06/15/2042		3,000	2,816
5.375% due 10/15/2041		5,000	5,005
6.100% due 07/15/2040		27,600	29,710
6.200% due 03/15/2040		10,000	10,928
6.250% due 03/29/2041		14,950	16,489
6.500% due 11/15/2036		20,625	23,020
7.700% due 05/01/2032		21,050	26,573
Toll Brothers Finance Corp.
4.375% due 04/15/2023		3,590	3,312
Topaz Solar Farms LLC
4.875% due 09/30/2039		7,800	7,820
TransCanada PipeLines Ltd.
6.200% due 10/15/2037		3,484	4,034
7.250% due 08/15/2038		2,600	3,348
7.625% due 01/15/2039		4,900	6,511
Transcontinental Gas Pipe Line Co. LLC
4.450% due 08/01/2042		2,600	2,329
5.400% due 08/15/2041		4,330	4,458
Transocean, Inc.
6.000% due 03/15/2018		300	338

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 11/15/2020	$10,600	$11,853
6.800% due 03/15/2038	47,350	50,417
7.500% due 04/15/2031	4,550	5,125
U.S. Airways Pass-Through Trust
3.950% due 05/15/2027	1,000	925
7.125% due 04/22/2025	4,644	5,096
UAL Pass-Through Trust
9.750% due 07/15/2018	31,593	35,937
10.400% due 05/01/2018	5,232	5,863
United Airlines Pass-Through Trust
4.300% due 02/15/2027	19,040	18,612
UnitedHealth Group, Inc.
4.375% due 03/15/2042	20,000	18,490
4.625% due 11/15/2041	14,000	13,399
4.700% due 02/15/2021	2,500	2,738
5.800% due 03/15/2036	300	333
5.950% due 02/15/2041	4,700	5,402
6.500% due 06/15/2037	1,200	1,454
6.625% due 11/15/2037	2,600	3,189
Vale Overseas Ltd.
6.875% due 11/21/2036	30,950	31,541
6.875% due 11/10/2039	47,240	48,059
8.250% due 01/17/2034	11,300	13,100
Vale S.A.
5.625% due 09/11/2042	3,200	2,807
Viacom, Inc.
5.850% due 09/01/2043	8,950	9,142
Wal-Mart Stores, Inc.
4.000% due 04/11/2043	22,800	20,407
5.625% due 04/01/2040	900	1,015
Weatherford International Ltd.
6.750% due 09/15/2040	7,600	7,891
WellPoint, Inc.
3.125% due 05/15/2022	2,000	1,903
4.625% due 05/15/2042	21,000	19,276
4.650% due 01/15/2043	30,415	28,006
Whirlpool Corp.
5.150% due 03/01/2043	26,075	25,089
Williams Cos., Inc.
7.500% due 01/15/2031	11,127	12,335
7.875% due 09/01/2021	916	1,094
8.750% due 03/15/2032	29,088	35,532
Williams Partners LP
6.300% due 04/15/2040	20,550	21,737
Woodside Finance Ltd.
4.600% due 05/10/2021	6,800	7,208
Wyeth LLC
5.950% due 04/01/2037	500	587
Wynn Las Vegas LLC
4.250% due 05/30/2023	18,443	16,945
5.375% due 03/15/2022	9,380	9,474
Xstrata Finance Canada Ltd.
5.550% due 10/25/2042	10,330	9,050
6.000% due 11/15/2041	25,670	23,871
6.900% due 11/15/2037	1,500	1,527

		5,336,994

UTILITIES 12.6%
AGL Capital Corp.
5.875% due 03/15/2041	7,500	8,464
AK Transneft OJSC Via TransCapitalInvest Ltd.
5.670% due 03/05/2014	9,000	9,203
8.700% due 08/07/2018	18,600	22,553
Alabama Power Co.
3.850% due 12/01/2042	3,750	3,264
Allegheny Energy Supply Co. LLC
6.750% due 10/15/2039	22,443	21,780

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Anadarko Finance Co.
7.500% due 05/01/2031	$11,274	$14,090
Appalachian Power Co.
5.800% due 10/01/2035	2,176	2,317
6.375% due 04/01/2036	4,350	4,900
6.700% due 08/15/2037	3,600	4,208
7.000% due 04/01/2038	3,093	3,738
AT&T Corp.
8.000% due 11/15/2031	500	683
AT&T, Inc.
4.300% due 12/15/2042	9,103	7,607
4.350% due 06/15/2045	41,947	34,755
5.350% due 09/01/2040	115,891	112,857
5.500% due 02/01/2018	3,300	3,746
5.550% due 08/15/2041	21,000	20,916
6.300% due 01/15/2038	26,830	29,086
6.500% due 09/01/2037	15,118	16,753
6.550% due 02/15/2039	19,300	21,518
BellSouth Corp.
6.875% due 10/15/2031	4,200	4,702
BG Energy Capital PLC
5.125% due 10/15/2041	4,600	4,667
BP Capital Markets PLC
3.245% due 05/06/2022	1,800	1,742
British Telecommunications PLC
9.625% due 12/15/2030	10,200	15,140
Bruce Mansfield Unit
6.850% due 06/01/2034	6,706	7,090
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019	3,900	4,154
Cleco Power LLC
6.000% due 12/01/2040	17,400	19,014
Cleveland Electric Illuminating Co.
5.950% due 12/15/2036	7,000	7,170
CMS Energy Corp.
4.700% due 03/31/2043	8,900	8,273
Consolidated Edison Co. of New York, Inc.
5.300% due 03/01/2035	900	985
5.500% due 12/01/2039	3,400	3,825
5.700% due 06/15/2040	5,000	5,774
6.300% due 08/15/2037	4,000	4,848
6.750% due 04/01/2038	9,950	12,765
Dominion Resources, Inc.
4.050% due 09/15/2042	4,000	3,456
5.950% due 06/15/2035	1,800	2,012
DTE Electric Co.
3.950% due 06/15/2042	500	454
Duke Energy Carolinas LLC
4.250% due 12/15/2041	16,400	15,503
Duke Energy Florida, Inc.
5.650% due 04/01/2040	7,400	8,461
6.400% due 06/15/2038	50	61
Duke Energy Indiana, Inc.
4.900% due 07/15/2043	105	108
6.120% due 10/15/2035	6,724	7,254
Duquesne Light Holdings, Inc.
5.900% due 12/01/2021	10,150	11,305
Electricite de France S.A.
6.950% due 01/26/2039	12,650	15,404
Entergy Arkansas, Inc.
5.660% due 02/01/2025	4,000	4,206
Entergy Corp.
5.125% due 09/15/2020	8,400	8,753
Exelon Generation Co. LLC
5.600% due 06/15/2042	12,346	11,839
6.250% due 10/01/2039	13,190	13,625

100	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2013 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FirstEnergy Corp.
7.375% due 11/15/2031	$15,536	$15,732
FirstEnergy Solutions Corp.
6.800% due 08/15/2039	57,881	57,889
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022	11,400	10,545
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015	400	425
6.510% due 03/07/2022	35,925	38,619
7.288% due 08/16/2037	8,300	8,985
8.125% due 07/31/2014	100	106
8.146% due 04/11/2018	8,700	10,125
8.625% due 04/28/2034	5,710	6,852
9.250% due 04/23/2019	1,413	1,745
Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014	5,700	5,942
Idaho Power Co.
4.850% due 08/15/2040	9,000	9,221
Interstate Power & Light Co.
6.250% due 07/15/2039	5,000	5,983
Jersey Central Power & Light Co.
6.150% due 06/01/2037	6,200	6,561
7.350% due 02/01/2019	200	240
Kentucky Utilities Co.
5.125% due 11/01/2040	17,600	19,028
Koninklijke KPN NV
8.375% due 10/01/2030	28,590	36,669
Metropolitan Edison Co.
3.500% due 03/15/2023	3,700	3,531
MidAmerican Energy Co.
5.800% due 10/15/2036	3,000	3,439
MidAmerican Energy Holdings Co.
5.950% due 05/15/2037	1,500	1,670
6.125% due 04/01/2036	10,725	12,035
6.500% due 09/15/2037	24,750	29,325
NGPL PipeCo LLC
7.119% due 12/15/2017	1,000	888
7.768% due 12/15/2037	63,605	52,792
Niagara Mohawk Power Corp.
2.721% due 11/28/2022	3,400	3,172
4.119% due 11/28/2042	5,650	5,010
Novatek OAO via Novatek Finance Ltd.
4.422% due 12/13/2022	21,700	19,964
5.326% due 02/03/2016	2,000	2,127
6.604% due 02/03/2021	8,700	9,440
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021	12,090	12,362
Oglethorpe Power Corp.
5.250% due 09/01/2050	25,000	25,007
Ohio Edison Co.
6.875% due 07/15/2036	3,500	4,116
8.250% due 10/15/2038	1,000	1,425
Oncor Electric Delivery Co. LLC
5.250% due 09/30/2040	15,100	15,845
5.300% due 06/01/2042	600	637
7.250% due 01/15/2033	3,400	4,330
7.500% due 09/01/2038	4,615	6,050
Orange S.A.
8.750% due 03/01/2031	10,650	14,209
Pacific Gas & Electric Co.
4.450% due 04/15/2042	5,150	4,687
4.600% due 06/15/2043	85	80
5.400% due 01/15/2040	800	829
5.800% due 03/01/2037	8,600	9,358
6.050% due 03/01/2034	5,200	5,802
6.250% due 03/01/2039	9,900	11,329
6.350% due 02/15/2038	1,000	1,155

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Pennsylvania Electric Co.
6.150% due 10/01/2038	$500	$526
Perusahaan Listrik Negara PT
5.250% due 10/24/2042	4,000	3,000
Plains All American Pipeline LP
4.300% due 01/31/2043	6,850	6,022
5.150% due 06/01/2042	56,610	56,624
6.650% due 01/15/2037	22,955	27,180
PPL Electric Utilities Corp.
5.200% due 07/15/2041	5,500	5,962
Progress Energy, Inc.
7.750% due 03/01/2031	400	514
PSEG Power LLC
8.625% due 04/15/2031	6,000	8,219
Puget Sound Energy, Inc.
5.764% due 07/15/2040	9,000	10,377
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020	1,420	1,513
5.838% due 09/30/2027	16,700	18,003
6.332% due 09/30/2027	10,450	11,872
6.750% due 09/30/2019	3,000	3,518
Rosneft Finance S.A.
6.250% due 02/02/2015	5,000	5,313
6.625% due 03/20/2017	11,900	13,120
7.250% due 02/02/2020	26,750	30,327
7.500% due 07/18/2016	9,050	10,148
7.875% due 03/13/2018	50,020	57,898
Rosneft Oil Co. via Rosneft International Finance Ltd.
4.199% due 03/06/2022	5,500	5,088
Saudi Electricity Global Sukuk Co.
5.060% due 04/08/2043	37,100	34,039
Shell International Finance BV
4.550% due 08/12/2043	9,350	9,247
Southern California Edison Co.
6.000% due 01/15/2034	400	476
6.650% due 04/01/2029	600	732
Southern Power Co.
6.375% due 11/15/2036	3,500	3,730
Southwestern Electric Power Co.
6.200% due 03/15/2040	3,100	3,457
Southwestern Public Service Co.
6.000% due 10/01/2036	2,000	2,257
State Grid Overseas Investment Ltd.
4.375% due 05/22/2043	25,000	22,747
Telecom Italia Capital S.A.
6.999% due 06/04/2018	500	552
7.200% due 07/18/2036	7,845	7,328
7.721% due 06/04/2038	14,650	14,173
Telstra Corp. Ltd.
4.800% due 10/12/2021	9,000	9,775
Toledo Edison Co.
6.150% due 05/15/2037	11,490	12,554
Verizon Communications, Inc.
3.850% due 11/01/2042	15,000	11,890
4.750% due 11/01/2041	3,500	3,137
5.150% due 09/15/2023	30,000	32,230
6.000% due 04/01/2041	15,617	16,493
6.400% due 09/15/2033	139,400	155,240
6.400% due 02/15/2038	15,500	17,119
6.550% due 09/15/2043	343,925	389,576
6.900% due 04/15/2038	26,785	31,129
7.350% due 04/01/2039	14,992	18,371
7.750% due 06/15/2032	1,165	1,438
Virginia Electric and Power Co.
6.000% due 05/15/2037	400	472
Vodafone Group PLC
4.375% due 02/19/2043	18,400	16,056

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.150% due 02/27/2037	$20,238	$22,189
6.250% due 11/30/2032	2,650	2,934

		2,154,874

Total Corporate Bonds & Notes (Cost $11,367,766)		11,505,622

MUNICIPAL BONDS & NOTES 7.6%

ARIZONA 0.0%
University of Arizona Revenue Bonds, (BABs), Series 2010
6.423% due 08/01/2035	3,000	3,377

CALIFORNIA 3.3%
Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	3,200	3,631
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2009
6.263% due 04/01/2049	9,400	11,359
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.793% due 04/01/2030	700	829
6.907% due 10/01/2050	29,645	36,364
6.918% due 04/01/2040	1,600	1,936
7.043% due 04/01/2050	49,075	60,134
Burbank, California Water Revenue Bonds, (BABs), Series 2010
5.797% due 06/01/2040	2,220	2,375
California Educational Facilities Authority Revenue Bonds, Series 2009
5.000% due 10/01/2039	80	83
California Educational Facilities Authority Revenue Bonds, Series 2010
5.250% due 04/01/2040	415	491
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	4,500	4,849
California State General Obligation Bonds, (BABs), Series 2009
7.300% due 10/01/2039	15,475	19,490
7.350% due 11/01/2039	1,000	1,265
7.500% due 04/01/2034	5,580	7,087
7.550% due 04/01/2039	19,285	25,119
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	20,220	26,651
7.625% due 03/01/2040	9,750	12,758
7.700% due 11/01/2030	2,400	2,806
7.950% due 03/01/2036	27,000	31,289
California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.004% due 03/01/2035	8,700	9,621
7.804% due 03/01/2035	9,010	10,419
California State University Revenue Bonds, (BABs), Series 2010
6.484% due 11/01/2041	2,000	2,120
East Bay Municipal Utility District, California Revenue Bonds, (BABs), Series 2010
5.874% due 06/01/2040	12,500	14,334
Foothill-De Anza Community College District, California General Obligation Bonds, Series 2011
5.000% due 08/01/2040	95	98
Irvine Ranch Water District, California Special Assessment Bonds, (BABs), Series 2010
6.622% due 05/01/2040	10,000	11,905
Los Angeles Community College District, California General Obligation Bonds, (BABs), Series 2010
6.600% due 08/01/2042	360	433
6.750% due 08/01/2049	34,395	42,563

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	101

Schedule of Investments PIMCO Long Duration Corporate Bond Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
5.735% due 06/01/2039	$5,300	$5,792
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	15,400	17,820
7.618% due 08/01/2040	1,000	1,177
Los Angeles Department of Airports, California Revenue Bonds, (BABs), Series 2009
6.582% due 05/15/2039	6,100	7,086
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2009
6.008% due 07/01/2039	5,000	5,663
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2010
6.574% due 07/01/2045	1,170	1,440
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2010
5.516% due 07/01/2027	1,800	2,007
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2012
5.000% due 07/01/2043	20,000	20,891
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2009
5.750% due 07/01/2034	250	277
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	18,585	22,831
Los Angeles Unified School District, California General Obligation Bonds, Series 2010
5.981% due 05/01/2027	7,500	8,562
Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	100	109
5.813% due 06/01/2040	300	327
Metropolitan Water District of Southern California Revenue Bonds, (BABs), Series 2009
6.538% due 07/01/2039	2,000	2,174
Napa Valley Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.507% due 08/01/2043	2,000	2,132
Newport Beach, California Certificates of Participation Bonds, (BABs), Series 2010
7.168% due 07/01/2040	900	1,028
Newport Beach, California Revenue Bonds, Series 2011
5.875% due 12/01/2030	2,000	2,543
Northern California Power Agency Revenue Bonds, (BABs), Series 2010
7.311% due 06/01/2040	500	565
Orange County, California Local Transportation Authority Revenue Bonds, (BABs), Series 2010
6.908% due 02/15/2041	17,400	21,511
Orange County, California Sanitation District Revenue Bonds, (BABs), Series 2010
6.400% due 02/01/2044	10,000	11,918
Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043	10,400	11,685
Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	400	488
San Diego County, California Regional Airport Authority Revenue Bonds, (BABs), Series 2010
6.628% due 07/01/2040	800	872
San Diego County, California Water Authority Revenue Bonds, (BABs), Series 2010
6.138% due 05/01/2049	7,500	8,665
San Diego Redevelopment Agency, California Tax Allocation Bonds, Series 2010
7.750% due 09/01/2040	400	419

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
San Francisco, California Public Utilities Commission Water Revenue Bonds, (BABs), Series 2010
6.000% due 11/01/2040	$2,675	$3,011
Santa Clara County, California General Obligation Bonds, Series 2009
5.000% due 08/01/2034	130	138
University of California Revenue Bonds, (BABs), Series 2009
6.270% due 05/15/2031	3,500	3,772
6.583% due 05/15/2049	6,600	7,755
University of California Revenue Bonds, (BABs), Series 2010
5.946% due 05/15/2045	1,800	1,981
6.398% due 05/15/2031	10,000	11,415
6.548% due 05/15/2048	25,100	29,468
University of California Revenue Bonds, Series 2012
4.053% due 05/15/2041	5,000	4,288

		559,819

COLORADO 0.0%
Aurora, Colorado Water Revenue Bonds, (AMBAC Insured), Series 2007
5.000% due 08/01/2039	105	108
Denver, Colorado Airport System City & County Revenue Bonds, Series 2011
5.250% due 11/15/2022	500	565

		673

FLORIDA 0.1%
Broward County, Florida Half-Cent Sales Tax Revenue Bonds, (BABs), Series 2010
6.206% due 10/01/2030	500	521
Florida State Department of Transportation Revenue Bonds, (BABs), Series 2009
6.800% due 07/01/2039	7,400	8,080

		8,601

GEORGIA 0.2%
Georgia State Road & Tollway Authority Revenue Bonds, Series 2011
5.000% due 10/01/2021	95	114
Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.637% due 04/01/2057	5,240	5,424
6.655% due 04/01/2057	29,910	30,449

		35,987

ILLINOIS 0.1%
Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	900	945
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	3,200	3,600
Illinois Municipal Electric Agency Revenue Bonds, (BABs), Series 2009
6.832% due 02/01/2035	2,800	3,037

		7,582

INDIANA 0.0%
Indianapolis, Indiana Local Public Improvement Bond Bank Revenue Bonds, (BABs), Series 2010
6.004% due 01/15/2040	5,000	5,630

IOWA 0.0%
Iowa State Revenue Bonds, (BABs), Series 2009
6.750% due 06/01/2034	4,100	4,611

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LOUISIANA 0.0%
Louisiana Gasoline & Fuels Tax Revenue Bonds, Series 2010
5.000% due 05/01/2045	$100	$103

MASSACHUSETTS 0.1%
Massachusetts Health & Educational Facilities Authority Revenue Bonds, Series 2009
5.500% due 11/15/2036	35	39
Massachusetts Port Authority Revenue Bonds, Series 2011
6.202% due 07/01/2031	3,500	3,686
Massachusetts School Building Authority Revenue Bonds, Series 2010
5.468% due 06/15/2027	500	548
University of Massachusetts Building Authority Revenue Bonds, (BABs), Series 2009
6.573% due 05/01/2039	7,000	7,651

		11,924

MISSISSIPPI 0.0%
Mississippi Development Bank Revenue Bonds, (BABs), Series 2010
6.413% due 01/01/2040	3,400	3,748

NEW JERSEY 0.3%
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2009
7.414% due 01/01/2040	9,890	12,918
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	28,805	36,430
New Jersey Transportation Trust Fund Authority Revenue Bonds, (BABs), Series 2009
6.875% due 12/15/2039	500	541
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2011
5.500% due 06/15/2041	315	332

		50,221

NEW YORK 1.8%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2009
5.871% due 11/15/2039	500	534
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.089% due 11/15/2040	5,800	6,547
6.668% due 11/15/2039	300	352
6.687% due 11/15/2040	550	647
6.814% due 11/15/2040	18,085	21,562
New York City, New York General Obligation Bonds, (BABs), Series 2009
5.199% due 12/01/2022	1,200	1,357
New York City, New York General Obligation Bonds, (BABs), Series 2010
5.698% due 03/01/2027	1,600	1,825
5.968% due 03/01/2036	12,015	13,533
6.246% due 06/01/2035	12,000	12,993
6.271% due 12/01/2037	5,365	6,258
6.646% due 12/01/2031	20,000	22,342
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
5.467% due 05/01/2040	6,700	7,317
5.508% due 08/01/2037	500	550
5.572% due 11/01/2038	14,000	15,394
5.932% due 11/01/2036	15,500	16,638

102	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2013 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2010
5.267% due 05/01/2027	$500	$551
New York City, New York Water & Sewer System Revenue Bonds, (BABs), Series 2010
5.440% due 06/15/2043	1,750	1,885
5.790% due 06/15/2041	10,800	11,280
5.882% due 06/15/2044	10,000	11,301
6.011% due 06/15/2042	400	461
6.124% due 06/15/2042	12,800	13,639
New York City, New York Water & Sewer System Revenue Bonds, Series 2011
5.000% due 06/15/2043	425	440
5.000% due 06/15/2044	24,550	25,348
5.375% due 06/15/2043	55	58
New York State Dormitory Authority Revenue Bonds, (BABs), Series 2009
5.427% due 03/15/2039	1,200	1,281
New York State Dormitory Authority Revenue Bonds, (BABs), Series 2010
5.289% due 03/15/2033	500	533
New York State Dormitory Authority Revenue Bonds, Series 2010
5.051% due 09/15/2027	2,735	2,913
New York State Urban Development Corp. Revenue Bonds, (BABs), Series 2009
5.770% due 03/15/2039	9,410	10,233
Port Authority of New York & New Jersey Revenue Bonds, Series 2011
4.926% due 10/01/2051	200	190
Port Authority of New York & New Jersey Revenue Bonds, Series 2012
4.458% due 10/01/2062	83,900	70,999
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, (BABs), Series 2010
5.550% due 11/15/2040	17,500	18,233

		297,194

NORTH CAROLINA 0.0%
North Carolina Turnpike Authority Revenue Bonds, (BABs), Series 2009
6.700% due 01/01/2039	3,000	3,265

OHIO 0.7%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2009
6.053% due 02/15/2043	7,500	7,826
6.449% due 02/15/2044	1,000	1,076
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
5.939% due 02/15/2047	19,500	19,833
6.270% due 02/15/2050	3,100	3,195
7.834% due 02/15/2041	1,250	1,567
8.084% due 02/15/2050	50,425	65,432
American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.334% due 02/15/2028	1,160	1,353
7.734% due 02/15/2033	4,925	5,957
Ohio Higher Educational Facility Commission Revenue Bonds, Series 2012
5.000% due 01/01/2032	16,995	17,728

		123,967

PENNSYLVANIA 0.1%
Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	11,500	12,027

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Pennsylvania Turnpike Commission Revenue Bonds, (BABs), Series 2009
6.105% due 12/01/2039	$3,000	$3,343
Pennsylvania Turnpike Commission Revenue Bonds, (BABs), Series 2010
5.511% due 12/01/2045	6,000	6,271
School District of Philadelphia, Pennsylvania General Obligation Bonds, (BABs), Series 2010
6.765% due 06/01/2040	2,300	2,280

		23,921

TENNESSEE 0.1%
Rutherford County, Tennessee Health & Educational Facilities Board Revenue Bonds, Series 2010
5.000% due 11/15/2040	1,800	1,818
Tennessee State School Bond Authority General Obligation Bonds, Series 2010
4.848% due 09/15/2027	12,000	12,838

		14,656

TEXAS 0.7%
Cypress-Fairbanks Independent School District, Texas General Obligation Bonds, (BABs), Series 2009
6.629% due 02/15/2038	7,200	8,132
Dallas Area Rapid Transit, Texas Revenue Bonds, (BABs), Series 2009
6.249% due 12/01/2034	1,200	1,310
Dallas Area Rapid Transit, Texas Revenue Bonds, (BABs), Series 2010
5.022% due 12/01/2048	25,430	26,180
Dallas Area Rapid Transit, Texas Revenue Bonds, Series 2008
5.250% due 12/01/2043	25	26
5.250% due 12/01/2048	170	176
Dallas County, Texas Hospital District General Obligation Bonds, (BABs), Series 2009
5.621% due 08/15/2044	500	556
Fort Bend Grand Parkway Toll Road Authority, Texas Revenue Bonds, Series 2012
5.000% due 03/01/2032	1,775	1,902
5.000% due 03/01/2037	4,050	4,242
5.000% due 03/01/2042	5,000	5,191
Harris County, Texas General Obligation Bonds, Series 2012
5.000% due 08/15/2032	600	648
Houston, Texas Utility System Revenue Bonds, (AGM Insured), Series 2005
4.750% due 11/15/2030	2,300	2,450
North Texas Tollway Authority Revenue Bonds, (BABs), Series 2009
6.718% due 01/01/2049	7,100	8,553
San Antonio, Texas City Public Service Board Revenue Bonds, (BABs), Series 2010
5.718% due 02/01/2041	9,300	10,443
5.808% due 02/01/2041	2,000	2,245
6.308% due 02/01/2037	4,800	5,270
San Antonio, Texas General Obligation Bonds, (BABs), Series 2010
6.038% due 08/01/2040	1,500	1,639
Texas State General Obligation Bonds, (BABs), Series 2010
4.631% due 04/01/2033	14,800	14,955
4.681% due 04/01/2040	4,700	4,741
Texas Transportation Commission Revenue Bonds, (BABs), Series 2010
5.178% due 04/01/2030	21,500	23,636

		122,295

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WASHINGTON 0.1%
Energy Northwest, Washington Revenue Bonds, (BABs), Series 2010
5.710% due 07/01/2024	$5,400	$6,276
King County, Washington General Obligation Bonds, Series 2008
4.750% due 01/01/2034	800	824
King County, Washington Sewer Revenue Bonds, Series 2009
5.000% due 01/01/2039	30	31
King County, Washington Sewer Revenue Bonds, Series 2010
5.000% due 01/01/2045	225	232

		7,363

WISCONSIN 0.0%
Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2010
5.000% due 11/15/2033	3,600	3,685

Total Municipal Bonds & Notes (Cost $1,208,604)		1,288,622

U.S. GOVERNMENT AGENCIES 0.1%
Fannie Mae
3.500% due 11/01/2043	7,000	7,110
4.000% due 10/01/2040	1,272	1,337
6.000% due 01/01/2023 - 06/01/2038	105	114
7.000% due 11/01/2026	32	37
8.500% due 08/01/2026	2	3
Freddie Mac
3.085% due 08/15/2032	138	144
Ginnie Mae
4.500% due 09/15/2033	27	29
6.500% due 02/15/2017	7	7
8.500% due 09/15/2030	5	6
9.000% due 12/15/2017	3	4

Total U.S. Government Agencies (Cost $8,769)		8,791

U.S. TREASURY OBLIGATIONS 21.7%
U.S. Treasury Bonds
2.750% due 08/15/2042 (h)	298,800	247,677
2.750% due 11/15/2042 (h)	626,850	518,816
2.875% due 05/15/2043 (f)	165,300	140,298
3.000% due 05/15/2042 (h)	87,295	76,486
3.125% due 11/15/2041 (h)	176,520	159,144
3.125% due 02/15/2042 (h)(j)	487,046	438,455
3.750% due 08/15/2041 (f)(h)	711,200	722,813
4.250% due 11/15/2040 (h)(j)	42,900	47,535
5.250% due 11/15/2028	29,500	36,898
U.S. Treasury Notes
1.375% due 06/30/2018	95,000	95,286
1.375% due 07/31/2018	3,600	3,607
1.625% due 08/15/2022 (j)	22,790	21,243
1.625% due 11/15/2022 (j)	81,800	75,774
1.750% due 05/15/2022 (j)	32,520	30,816
1.750% due 05/15/2023	234,440	217,342
2.000% due 02/15/2023 (h)(j)	253,500	241,568
2.500% due 08/15/2023 (f)(h)(j)	604,056	598,252
U.S. Treasury Strips
0.000% due 08/15/2040	4,900	1,730
0.000% due 02/15/2042 (h)	7,050	2,321
0.000% due 08/15/2042	300	97
0.000% due 11/15/2042	27,150	8,647

Total U.S. Treasury Obligations (Cost $3,974,739)		3,684,805

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	103

Schedule of Investments PIMCO Long Duration Corporate Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 0.4%
Banc of America Large Loan Trust
2.482% due 11/15/2015		$41,128	$41,209
Berica Residential MBS SRL
0.537% due 03/31/2048	EUR	18,048	22,366

Total Mortgage-Backed Securities (Cost $60,217)			63,575

ASSET-BACKED SECURITIES 0.1%
Hyde Park CDO BV
0.569% due 06/14/2022		8,209	10,913
Springleaf Funding Trust
3.920% due 01/16/2023		$2,000	1,973
Structured Asset Investment Loan Trust
1.079% due 01/25/2035		11,524	11,436

Total Asset-Backed Securities (Cost $23,211)			24,322

SOVEREIGN ISSUES 2.6%
Australia Government CPI Linked Bond
4.000% due 08/20/2020	AUD	22,400	38,399
Banco Nacional de Desenvolvimento Economico e Social
5.500% due 07/12/2020		$1,400	1,442
Brazil Government International Bond
5.625% due 01/07/2041		1,800	1,805
7.125% due 01/20/2037		10,800	12,744
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2014	BRL	3,459	1,564
10.000% due 01/01/2017		27,779	12,141
10.000% due 01/01/2021		517	216
10.000% due 01/01/2023		518	213
Colombia Government International Bond
6.125% due 01/18/2041		$200	220
Italy Buoni Poliennali Del Tesoro
3.500% due 06/01/2018	EUR	130,295	178,323
3.500% due 12/01/2018		10,000	13,565

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Junta de Castilla y Leon
6.270% due 02/19/2018	EUR	2,400	$3,586
6.505% due 03/01/2019		2,800	4,235
Mexico Government International Bond
5.750% due 10/12/2110		$1,550	1,465
6.050% due 01/11/2040		1,920	2,109
6.750% due 09/27/2034		7,500	8,925
7.500% due 04/08/2033		11,600	14,790
8.300% due 08/15/2031		700	959
Qatar Government International Bond
6.400% due 01/20/2040		9,000	10,530
Russia Government International Bond
5.625% due 04/04/2042		34,200	35,141
Spain Government International Bond
3.750% due 10/31/2018	EUR	52,100	72,452
4.100% due 07/30/2018		11,800	16,855
Xunta de Galicia
5.763% due 04/03/2017		5,700	8,282
6.131% due 04/03/2018		4,500	6,735

Total Sovereign Issues (Cost $438,033)			446,696

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
Wells Fargo & Co.
7.500% due 12/31/2049 (c)		200	228

Total Convertible Preferred Securities (Cost $204)			228

PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
Reinsurance Group of America, Inc.
6.200% due 09/15/2042		537,000	13,253

Total Preferred Securities (Cost $13,425)			13,253

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.1%

CERTIFICATES OF DEPOSIT 0.0%
Itau Unibanco Holding S.A.
0.000% due 03/03/2014	$9,000	$8,942

REPURCHASE AGREEMENTS (e) 0.0%
		2,434

U.S. TREASURY BILLS 0.1%
0.069% due 01/02/2014 -05/29/2014 (b)(j)	12,244	12,242

Total Short-Term Instruments (Cost $23,622)		23,618

Total Investments in Securities (Cost $17,143,232)		17,084,159

	SHARES
INVESTMENTS IN AFFILIATES 0.3%

SHORT-TERM INSTRUMENTS 0.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.3%
PIMCO Short-Term Floating NAV Portfolio	4,205,747	42,087

Total Short-Term Instruments (Cost $42,086)		42,087

Total Investments in Affiliates (Cost $42,086)		42,087

Total Investments 100.7% (Cost $17,185,318)		$17,126,246

Financial Derivative Instruments (g)(i) (0.3%) (Cost or Premiums, net $(45,386))		(51,914)

Other Assets and Liabilities, net (0.4%)		(65,007)

Net Assets 100.0%		$17,009,325

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Perpetual maturity, date shown represents next contractual call date.

(d)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
SLM Corp.	4.280%	01/26/2015	08/03/2010	$1,805	$1,967	0.01%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	09/30/2013	10/01/2013	$2,434	Fannie Mae 2.200% due 10/17/2022	$(2,483)	$2,434	$2,434

Total Repurchase Agreements						$(2,483)	$2,434	$2,434

(1)	Includes accrued interest.

104	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2013 (Unaudited)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BOS	0.140%	09/30/2013	10/07/2013	$(47,386)	$(47,386)
BSN	0.090%	10/01/2013	10/18/2013	(91,086)	(91,086)
GRE	0.000%	09/19/2013	10/03/2013	(43,414)	(43,414)

Total Reverse Repurchase Agreements					$(181,886)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.100%	09/27/2013	10/09/2013	$(41,433)	$(41,464)
	0.120%	09/19/2013	10/08/2013	(12,733)	(12,741)

Total Sale-Buyback Transactions					$(54,205)

(2)	The average amount of borrowings while outstanding during the period ended September 30, 2013 was $610,939 at a weighted average interest rate of 0.102%.
(3)	Payable for sale-buyback transactions includes $37 of deferred price drop on sale-buyback transactions.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of September 30, 2013:

(f)	Securities with an aggregate market value of $235,677 have been pledged as collateral under the terms of the following master agreements as of September 30, 2013.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BOS	$0	$(47,386)	$0	$0	$(47,386)	$47,158	$(228)
BSN	0	(91,086)	0	0	(91,086)	90,758	(328)
GRE	0	(43,414)	0	0	(43,414)	43,874	460
SSB	2,434	0	0	0	2,434	(2,483)	(49)

Master Securities Forward Transactions Agreement
BCY	0	0	(54,205)	0	(54,205)	53,627	(578)
MSC	0	0	0	0	0	(71)	(71)

Total Borrowings and Other Financing Transactions	$2,434	$(181,886)	$(54,205)	$0

(4)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Euribor December Futures	Long	12/2015	66	$30	$10	$(2)
3-Month Euribor September Futures	Long	09/2015	674	338	91	(23)
30-Year Deliverable Interest Rate Swap December Futures	Short	12/2013	18	(64)	2	0
90-Day Eurodollar December Futures	Long	12/2014	4,496	311	169	0
90-Day Eurodollar March Futures	Long	03/2015	18,374	867	706	(15)
90-Day Eurodollar September Futures	Long	09/2014	6,000	1,139	75	0
Call Options Strike @ EUR 97.125 on 3-Month Euribor December Futures	Short	12/2014	17	0	0	(1)
Euro-Bund 10-Year Bond December Futures	Long	12/2013	110	360	94	0
Put Options Strike @ EUR 94.250 on 3-Month Euribor December Futures	Short	12/2014	17	6	1	0
U.S. Treasury 10-Year Note December Futures	Long	12/2013	51	93	2	0
U.S. Treasury Ultra Long-Term Bond December Futures	Long	12/2013	13	56	0	(2)

Total Futures Contracts				$3,136	$1,150	$(43)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	105

Schedule of Investments PIMCO Long Duration Corporate Bond Portfolio (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized Appreciation	Variation Margin
							Asset	Liability
CDX.IG-20 5-Year Index	(1.000%	)	06/20/2018	$180,400	$(2,241)	$134	$83	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.IG-16 5-Year Index	1.000%	06/20/2016	$60,000	$1,060	$966	$0	$(12)
CDX.IG-17 5-Year Index	1.000%	12/20/2016	33,060	596	85	0	(9)
CDX.IG-18 10-Year Index	1.000%	06/20/2022	8,500	(99)	54	0	(7)
CDX.IG-19 5-Year Index	1.000%	12/20/2017	322,910	5,052	4,040	0	(125)
CDX.IG-19 5-Year Index	1.000%	06/20/2018	431,000	5,354	1,769	0	(199)
CDX.IG-20 5-Year Index	1.000%	06/20/2018	1,482,425	18,416	3,258	0	(684)
CDX.IG-21 5-Year Index	1.000%	12/20/2018	4,690,900	43,187	(3,809)	26	(2,277)

				$73,566	$6,363	$26	$(3,313)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date		Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	0.800%	07/15/2014	$	335,700	$(1,697)	$(509)	$4	$0
Pay	3-Month USD-LIBOR	1.500%	09/16/2016		151,000	233	532	26	0
Pay	3-Month USD-LIBOR	0.950%	05/01/2018		80,500	(1,351)	(1,512)	39	0
Pay	3-Month USD-LIBOR	1.500%	12/18/2018		160,500	(1,397)	693	77	0
Pay	3-Month USD-LIBOR	2.000%	12/18/2018		146,500	2,302	913	71	0
Receive	3-Month USD-LIBOR	1.920%	05/01/2023		73,500	4,565	4,778	0	(45)
Pay	3-Month USD-LIBOR	2.860%	05/01/2043		42,600	(6,098)	(6,382)	0	(6)
Pay	3-Month USD-LIBOR	2.750%	06/19/2043		1,800	(304)	(183)	0	0
Pay	6-Month AUD-BBR-BBSW	4.250%	03/15/2023	AUD	61,100	(38)	(186)	245	0
Receive	6-Month EUR-EURIBOR	2.250%	03/19/2024	EUR	251,000	(866)	(4,245)	0	(1,285)
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY	15,570,000	(2,230)	(2,112)	0	(163)

						$(6,881)	$(8,213)	$462	$(1,499)

Total Swap Agreements						$64,444	$(1,716)	$571	$(4,812)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2013:

(h)	Securities with an aggregate market value of $122,671 and cash of $34,111 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2013. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$1,150	$571	$1,721	$0	$ (43)	$ (4,812)	$ (4,855)

106	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2013 (Unaudited)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	10/2013		AUD	684	$		624	$0	$(14)
	10/2013		EUR	230,588			308,677	0	(3,275)
	10/2013		GBP	55,488			86,173	0	(3,657)

BRC	10/2013		EUR	78,251			103,835	0	(2,027)
	10/2013	$		87,649		GBP	54,603	748	0
	11/2013		GBP	54,603	$		87,627	0	(747)
	11/2013	$		1,640		GBP	1,013	0	0

CBK	10/2013			1,728		EUR	1,313	48	0

DUB	10/2013		AUD	43,168	$		38,463	0	(1,809)
	10/2013	$		432,243		EUR	320,180	913	0
	11/2013		EUR	320,180	$		432,271	0	(919)

FBF	10/2013			31,720			42,209	0	(704)
	10/2013		JPY	157,700			1,575	0	(29)
	10/2013	$		1,581		EUR	1,188	26	0
	10/2013			1,399		GBP	885	34	0
	11/2013			18,078		BRL	41,974	713	0

GLM	10/2013		JPY	159,100	$		1,600	0	(19)
	10/2013	$		800		JPY	79,169	6	0

HUS	10/2013		EUR	81,648	$		108,304	0	(2,154)
	10/2013	$		1,208		JPY	118,200	0	(5)
	11/2013		EUR	2,163	$		2,921	0	(5)

JPM	10/2013		HKD	7,103			916	0	0
	10/2013	$		132,459		EUR	99,526	2,185	0
	10/2013			916		HKD	7,103	0	0
	11/2013		EUR	21,076	$		28,423	0	(92)
	12/2013		MXN	16,019			1,208	0	(8)
	01/2014		HKD	7,103			916	0	0

UAG	11/2013		AUD	42,833			39,856	0	(16)

Total Forward Foreign Currency Contracts								$4,673	$(15,480)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.200%	07/29/2016	$	48,000	$2,056	$1,675
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.450%	09/21/2015		134,100	10,630	19,382

Total Purchased Options								$12,686	$21,057

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014	EUR	123,300	$(230)	$(130)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		123,300	(274)	(150)

BRC	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014		34,700	(67)	(37)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		34,700	(76)	(42)

CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	5.200%	07/29/2016	$	183,100	(2,243)	(1,750)

DUB	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014	EUR	73,200	(133)	(77)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		73,200	(149)	(89)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015	$	563,200	(10,588)	(19,629)
	Put - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	1.750%	10/25/2013	GBP	24,300	(152)	(182)

GLM	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014	EUR	37,800	(78)	(40)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		37,800	(78)	(46)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.900%	10/18/2013	$	438,200	(1,621)	(210)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.500%	10/28/2013		214,700	(655)	(1,451)

JPM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.900%	10/18/2013		258,900	(1,403)	(124)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	107

Schedule of Investments PIMCO Long Duration Corporate Bond Portfolio (Cont.)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.900%	10/18/2013	$	438,200	$(1,841)	$(210)
	Put - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	1.750%	10/25/2013	GBP	17,400	(128)	(131)

RYL	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014	EUR	135,100	(260)	(143)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		135,100	(260)	(165)
	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500%	10/24/2013		45,500	(44)	(12)
	Put - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.750%	10/24/2013		45,500	(74)	(7)
	Put - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	1.750%	10/25/2013	GBP	16,700	(122)	(125)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500%	01/27/2014	$	158,800	(1,084)	(742)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500%	01/27/2014		158,600	(1,678)	(747)

UAG	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.900%	10/18/2013		300,000	(1,680)	(144)

								$(24,918)	$(26,383)

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC CDX.IG-20 5-Year Index	Buy	0.650%	12/18/2013	$	138,900	$(108)	$(98)
	Put - OTC CDX.IG-20 5-Year Index	Sell	0.900%	12/18/2013		117,100	(182)	(169)
	Put - OTC CDX.IG-20 5-Year Index	Sell	1.000%	12/18/2013		198,900	(560)	(183)
	Put - OTC CDX.IG-20 5-Year Index	Sell	1.100%	12/18/2013		87,800	(191)	(50)

BPS	Put - OTC CDX.IG-20 5-Year Index	Sell	1.000%	12/18/2013		128,100	(337)	(118)

CBK	Put - OTC CDX.IG-20 5-Year Index	Sell	0.900%	12/18/2013		41,000	(66)	(59)
	Put - OTC CDX.IG-20 5-Year Index	Sell	1.000%	12/18/2013		85,600	(282)	(79)

DUB	Call - OTC CDX.IG-20 5-Year Index	Buy	0.650%	12/18/2013		500,000	(400)	(355)
	Put - OTC CDX.IG-20 5-Year Index	Sell	0.900%	12/18/2013		500,000	(850)	(720)

MYC	Put - OTC CDX.IG-20 5-Year Index	Sell	1.000%	12/18/2013		231,400	(768)	(213)
	Put - OTC CDX.IG-20 5-Year Index	Sell	1.100%	12/18/2013		87,800	(173)	(50)
	Put - OTC CDX.IG-21 5-Year Index	Sell	1.000%	12/18/2013		250,000	(363)	(416)

							$(4,280)	$(2,510)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$	21,500	$(178)	$(27)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020		19,600	(253)	(23)

							$(431)	$(50)

Total Written Options							$(29,629)	$(28,943)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2013:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at 03/31/2013	376	$10,524,400	EUR	1,472,100	GBP	0	$(28,986)
Sales	0	6,242,800		91,000		58,400	(27,923)
Closing Buys	(188)	(4,971,800)		(112,000)		0	7,352
Expirations	0	(5,735,200)		(551,900)		0	17,150
Exercised	(188)	(938,800)		0		0	2,778

Balance at 09/30/2013	0	$5,121,400	EUR	899,200	GBP	58,400	$(29,629)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2013 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Berkshire Hathaway Finance Corp.	1.000%	03/20/2021	1.045%	$	20,500	$(147)	$90	$0	$(57)
	BP Capital Markets America, Inc.	1.000%	06/20/2015	0.269%		3,000	21	18	39	0
	Brazil Government International Bond	1.000%	09/20/2015	0.985%		4,200	(22)	24	2	0
	Brazil Government International Bond	1.000%	12/20/2015	1.027%		14,300	(120)	116	0	(4)
	Caterpillar, Inc.	1.000%	03/20/2016	0.285%		12,500	173	52	225	0
	China Government International Bond	1.000%	09/20/2017	0.634%		13,700	(98)	298	200	0
	General Electric Capital Corp.	1.000%	12/20/2015	0.417%		14,400	(420)	611	191	0

108	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2013 (Unaudited)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2013 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Italy Government International Bond	1.000%	12/20/2018	2.634%	$	21,400	$(1,403)	$(232)	$0	$(1,635)
	Lafarge S.A.	1.000%	09/20/2016	1.531%		500	(38)	30	0	(8)
	MetLife, Inc.	1.000%	12/20/2015	0.400%		12,500	(698)	869	171	0
	MetLife, Inc.	1.000%	03/20/2016	0.470%		2,600	(78)	113	35	0
	MetLife, Inc.	1.000%	06/20/2021	1.390%		25,000	(1,593)	928	0	(665)
	Mexico Government International Bond	1.000%	06/20/2016	0.744%		7,100	7	44	51	0
	Potash Corp. of Saskatchewan, Inc.	1.000%	12/20/2015	0.285%		1,600	(4)	30	26	0
	Russia Government International Bond	1.000%	09/20/2018	1.709%		1,800	(82)	23	0	(59)
	Shell International Finance BV	1.000%	03/20/2017	0.269%		100	1	1	2	0
	Spain Government International Bond	1.000%	12/20/2018	2.241%		6,500	(383)	1	0	(382)
	Telefonica Emisiones, S.A.U.	1.000%	06/20/2018	2.156%	EUR	13,100	(1,087)	187	0	(900)
	Wells Fargo & Co.	1.000%	12/20/2016	0.350%	$	400	(18)	26	8	0

BPS	Alcoa, Inc.	1.000%	03/20/2021	3.733%		2,700	(235)	(213)	0	(448)
	Brazil Government International Bond	1.000%	09/20/2017	1.491%		600	(13)	2	0	(11)
	Caterpillar, Inc.	1.000%	03/20/2016	0.285%		9,200	126	40	166	0
	Freeport-McMoRan Copper & Gold, Inc.	1.000%	06/20/2018	1.614%		5,800	(161)	2	0	(159)
	Mexico Government International Bond	1.000%	09/20/2017	0.972%		21,200	(287)	317	30	0
	Petrobras International Finance Co.	1.000%	06/20/2015	1.674%		12,000	(73)	(61)	0	(134)
	Petrobras International Finance Co.	1.000%	06/20/2018	2.608%		58,900	(2,867)	(1,259)	0	(4,126)

BRC	Berkshire Hathaway Finance Corp.	1.000%	12/20/2017	0.613%		65,050	(865)	1,929	1,064	0
	BP Capital Markets America, Inc.	1.000%	06/20/2015	0.269%		13,500	32	143	175	0
	Brazil Government International Bond	1.000%	09/20/2015	0.985%		7,500	(64)	69	5	0
	Brazil Government International Bond	1.000%	06/20/2017	1.440%		35,000	(498)	(49)	0	(547)
	Brazil Government International Bond	1.000%	06/20/2018	1.656%		21,600	(64)	(566)	0	(630)
	Emirate of Abu Dhabi Government International Bond	1.000%	09/20/2015	0.187%		5,000	(24)	106	82	0
	Emirate of Abu Dhabi Government International Bond	1.000%	12/20/2015	0.197%		1,700	(7)	38	31	0
	Italy Government International Bond	1.000%	12/20/2018	2.634%		6,300	(413)	(68)	0	(481)
	Italy Government International Bond	1.000%	12/20/2018	2.634%		4,300	(330)	2	0	(328)
	Mexico Government International Bond	1.000%	09/20/2015	0.620%		3,800	(48)	78	30	0
	Mexico Government International Bond	1.000%	12/20/2015	0.644%		4,200	(66)	101	35	0
	Mexico Government International Bond	1.000%	09/20/2022	1.598%		9,900	(463)	5	0	(458)
	Pacific Gas & Electric Co.	3.650%	03/20/2014	0.090%		800	0	14	14	0
	Petrobras International Finance Co.	1.000%	06/20/2018	2.608%		7,500	(346)	(180)	0	(526)
	Rio Tinto Finance USA Ltd.	1.000%	09/20/2015	0.434%		1,900	(4)	25	21	0
	Teck Resources Ltd.	1.000%	12/20/2015	0.548%		3,600	(54)	91	37	0

CBK	Brazil Government International Bond	1.000%	06/20/2015	0.930%		5,000	(97)	104	7	0
	Brazil Government International Bond	1.000%	03/20/2016	1.120%		39,800	(275)	170	0	(105)
	China Government International Bond	1.000%	09/20/2017	0.634%		17,400	(109)	364	255	0
	E.ON International Finance BV	1.000%	03/20/2017	0.590%		17,700	77	178	255	0
	Emirate of Abu Dhabi Government International Bond	1.000%	12/20/2015	0.197%		5,000	(32)	123	91	0
	Emirate of Abu Dhabi Government International Bond	1.000%	06/20/2016	0.286%		1,100	0	22	22	0
	Freeport-McMoRan Copper & Gold, Inc.	1.000%	06/20/2016	0.772%		1,500	(16)	26	10	0
	General Electric Capital Corp.	1.000%	09/20/2016	0.533%		500	(10)	17	7	0
	General Electric Capital Corp.	1.000%	09/20/2019	1.050%		1,000	(102)	99	0	(3)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	109

Schedule of Investments PIMCO Long Duration Corporate Bond Portfolio (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2013 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
CBK	Italy Government International Bond	1.000%	12/20/2018	2.634%	$	13,400	$(1,022)	$4	$0	$(1,018)
	MetLife, Inc.	1.000%	03/20/2016	0.470%		3,400	(70)	115	45	0
	MetLife, Inc.	1.000%	09/20/2016	0.575%		600	(18)	26	8	0
	Mexico Government International Bond	1.000%	06/20/2016	0.744%		9,400	(31)	99	68	0
	Mexico Government International Bond	1.000%	09/20/2017	0.972%		7,600	(109)	120	11	0
	Potash Corp. of Saskatchewan, Inc.	1.000%	12/20/2015	0.285%		5,000	(37)	118	81	0
	Russia Government International Bond	1.000%	06/20/2015	0.952%		9,500	(135)	146	11	0
	Russia Government International Bond	1.000%	03/20/2016	1.132%		21,900	(236)	172	0	(64)
	Russia Government International Bond	1.000%	09/20/2018	1.709%		1,500	(65)	16	0	(49)
	Spain Government International Bond	1.000%	12/20/2018	2.241%		6,500	(383)	2	0	(381)
	Teck Resources Ltd.	1.000%	09/20/2016	0.861%		1,500	(32)	39	7	0
	Toyota Motor Credit Corp.	1.000%	06/20/2016	0.359%		2,000	(5)	40	35	0

DUB	BP Capital Markets America, Inc.	1.000%	03/20/2016	0.351%		1,500	3	22	25	0
	Brazil Government International Bond	1.000%	06/20/2017	1.440%		32,600	(474)	(35)	0	(509)
	Brazil Government International Bond	1.000%	06/20/2018	1.656%		9,450	(37)	(239)	0	(276)
	Canadian Natural Resources Ltd.	1.000%	12/20/2015	0.227%		25,000	123	316	439	0
	Citigroup, Inc.	1.000%	09/20/2017	0.807%		1,800	(143)	157	14	0
	Danone S.A.	1.000%	03/20/2016	0.210%		2,100	34	8	42	0
	Devon Energy Corp.	1.000%	06/20/2018	0.783%		600	(2)	8	6	0
	Emirate of Abu Dhabi Government International Bond	1.000%	12/20/2015	0.197%		1,800	(4)	36	32	0
	Ford Motor Co.	5.000%	09/20/2017	1.034%		6,700	774	267	1,041	0
	MetLife, Inc.	1.000%	12/20/2014	0.195%		15,000	(840)	994	154	0
	MetLife, Inc.	1.000%	03/20/2016	0.470%		1,600	(39)	60	21	0
	MetLife, Inc.	5.000%	09/20/2019	1.177%		1,100	134	104	238	0
	Mexico Government International Bond	1.000%	12/20/2014	0.492%		2,500	(49)	66	17	0
	Mexico Government International Bond	1.000%	09/20/2015	0.620%		6,000	(60)	107	47	0
	Mexico Government International Bond	1.000%	06/20/2016	0.744%		6,000	0	43	43	0
	Mexico Government International Bond	1.000%	06/20/2017	0.926%		9,500	(47)	76	29	0
	Mexico Government International Bond	1.000%	09/20/2017	0.972%		23,200	(278)	310	32	0
	Pacific Gas & Electric Co.	1.000%	06/20/2021	1.072%		2,000	(88)	79	0	(9)
	Potash Corp. of Saskatchewan, Inc.	1.000%	12/20/2015	0.285%		3,100	(11)	61	50	0

FBF	Anadarko Petroleum Corp.	1.000%	09/20/2017	0.601%		700	(20)	31	11	0
	AT&T, Inc.	1.000%	03/20/2023	1.351%		21,400	(575)	(31)	0	(606)
	Bank of America Corp.	1.000%	09/20/2017	0.862%		3,200	(243)	261	18	0
	BHP Billiton Finance USA Ltd.	1.000%	12/20/2015	0.310%		200	1	2	3	0
	China Government International Bond	1.000%	09/20/2017	0.634%		15,000	(154)	373	219	0
	China Government International Bond	1.000%	09/20/2022	1.346%		8,600	(293)	63	0	(230)
	Devon Energy Corp.	1.000%	06/20/2018	0.783%		600	(1)	7	6	0
	Emirate of Abu Dhabi Government International Bond	1.000%	06/20/2016	0.286%		5,000	10	89	99	0
	Finmeccanica Finance S.A.	5.000%	03/20/2018	3.029%	EUR	6,100	499	186	685	0
	Ford Motor Co.	5.000%	09/20/2017	1.034%	$	2,900	328	123	451	0
	Lafarge S.A.	1.000%	06/20/2016	1.428%		10,200	(686)	572	0	(114)
	MetLife, Inc.	1.000%	09/20/2017	0.780%		20,000	(1,708)	1,886	178	0
	Mexico Government International Bond	1.000%	09/20/2017	0.972%		5,200	(78)	85	7	0
	Potash Corp. of Saskatchewan, Inc.	1.000%	12/20/2015	0.285%		2,500	(18)	59	41	0
	Rogers Communications, Inc.	1.000%	06/20/2016	0.319%		500	3	6	9	0
	Shell International Finance BV	1.000%	09/20/2016	0.224%		300	6	2	8	0
	Toyota Motor Credit Corp.	1.000%	06/20/2016	0.359%		7,900	(33)	174	141	0

GST	American International Group, Inc.	1.000%	09/20/2021	1.408%		15,000	(1,601)	1,176	0	(425)
	BP Capital Markets America, Inc.	1.000%	06/20/2015	0.269%		5,000	12	53	65	0
	BP Capital Markets America, Inc.	1.000%	03/20/2016	0.351%		2,500	5	36	41	0
	BP Capital Markets America, Inc.	1.000%	06/20/2016	0.385%		8,700	78	70	148	0

110	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2013 (Unaudited)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2013 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GST	Canadian Natural Resources Ltd.	1.000%	12/20/2015	0.227%	$	6,000	$18	$88	$106	$0
	Finmeccanica Finance S.A.	5.000%	03/20/2018	3.029%	EUR	9,600	802	277	1,079	0
	Freeport-McMoRan Copper & Gold, Inc.	1.000%	06/20/2016	0.772%	$	7,100	(77)	123	46	0
	Italy Government International Bond	1.000%	12/20/2018	2.634%		27,600	(1,798)	(312)	0	(2,110)
	MetLife, Inc.	1.000%	03/20/2015	0.271%		2,100	(118)	141	23	0
	MetLife, Inc.	1.000%	12/20/2015	0.400%		16,600	(758)	985	227	0
	Mexico Government International Bond	1.000%	09/20/2017	0.972%		8,400	(125)	137	12	0
	Mexico Government International Bond	1.000%	03/20/2018	1.073%		27,050	133	(211)	0	(78)
	Russia Government International Bond	1.000%	09/20/2017	1.465%		12,100	(688)	475	0	(213)
	SLM Corp.	5.000%	12/20/2016	2.179%		2,200	(86)	282	196	0

HUS	Brazil Government International Bond	1.000%	09/20/2015	0.985%		3,400	(34)	36	2	0
	Brazil Government International Bond	1.000%	03/20/2016	1.120%		25,000	(153)	87	0	(66)
	Brazil Government International Bond	1.000%	06/20/2017	1.440%		26,700	(384)	(33)	0	(417)
	Canadian Natural Resources Ltd.	1.000%	09/20/2015	0.208%		5,100	(17)	99	82	0
	E.ON International Finance BV	1.000%	03/20/2016	0.432%		1,000	11	4	15	0
	Emirate of Abu Dhabi Government International Bond	1.000%	09/20/2015	0.187%		2,000	(8)	41	33	0
	Mexico Government International Bond	1.000%	03/20/2016	0.699%		23,000	(76)	254	178	0
	Mexico Government International Bond	1.000%	06/20/2016	0.744%		6,000	6	38	44	0
	Mexico Government International Bond	1.000%	09/20/2017	0.972%		5,500	(78)	85	7	0
	Petrobras International Finance Co.	1.000%	12/20/2013	1.039%		8,800	(27)	29	2	0
	Russia Government International Bond	1.000%	03/20/2016	1.132%		14,600	(199)	156	0	(43)
	Russia Government International Bond	1.000%	09/20/2017	1.465%		5,400	(303)	208	0	(95)
	Russia Government International Bond	1.000%	09/20/2018	1.709%		2,600	(120)	34	0	(86)
	Tesco PLC	1.000%	03/20/2016	0.344%		4,100	52	16	68	0
	Toyota Motor Credit Corp.	1.000%	06/20/2016	0.359%		11,000	(65)	260	195	0

JPM	BP Capital Markets America, Inc.	1.000%	06/20/2015	0.269%		2,600	5	29	34	0
	BP Capital Markets America, Inc.	1.000%	03/20/2016	0.351%		19,200	137	177	314	0
	Brazil Government International Bond	1.000%	12/20/2014	0.756%		2,800	(25)	34	9	0
	Brazil Government International Bond	1.000%	09/20/2015	0.985%		8,500	(81)	86	5	0
	Canadian Natural Resources Ltd.	1.000%	09/20/2015	0.208%		5,100	(17)	99	82	0
	Caterpillar, Inc.	1.000%	03/20/2016	0.285%		5,200	71	23	94	0
	Emirate of Abu Dhabi Government International Bond	1.000%	12/20/2015	0.197%		1,300	5	19	24	0
	MetLife, Inc.	1.000%	12/20/2015	0.400%		4,300	(192)	251	59	0
	MetLife, Inc.	1.000%	03/20/2016	0.470%		1,400	(33)	52	19	0
	Mexico Government International Bond	1.000%	06/20/2015	0.590%		800	0	6	6	0
	Mexico Government International Bond	1.000%	06/20/2016	0.744%		19,000	(9)	147	138	0
	Mexico Government International Bond	1.000%	09/20/2017	0.972%		24,500	(254)	288	34	0
	Mexico Government International Bond	1.000%	06/20/2018	1.129%		25,000	237	(377)	0	(140)
	Rogers Communications, Inc.	1.000%	06/20/2016	0.319%		3,700	25	45	70	0
	Russia Government International Bond	1.000%	09/20/2017	1.465%		19,500	(998)	655	0	(343)

MYC	Anadarko Petroleum Corp.	1.000%	06/20/2017	0.565%		20,500	(1,076)	1,410	334	0
	Anadarko Petroleum Corp.	1.000%	09/20/2017	0.601%		11,000	(284)	459	175	0
	Barrick Gold Corp.	1.000%	06/20/2018	2.420%		11,450	(402)	(311)	0	(713)
	BHP Billiton Finance USA Ltd.	1.000%	12/20/2015	0.310%		5,700	14	75	89	0
	Brazil Government International Bond	1.000%	09/20/2014	0.672%		1,200	1	3	4	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	111

Schedule of Investments PIMCO Long Duration Corporate Bond Portfolio (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2013 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
MYC	Canadian Natural Resources Ltd.	1.000%	12/20/2015	0.227%	$	3,600	$12	$51	$63	$0
	China Government International Bond	1.000%	09/20/2017	0.634%		10,000	(59)	205	146	0
	Citigroup, Inc.	1.000%	12/20/2017	0.846%		3,000	(76)	96	20	0
	Emirate of Abu Dhabi Government International Bond	1.000%	06/20/2015	0.173%		10,000	(18)	164	146	0
	Emirate of Abu Dhabi Government International Bond	1.000%	09/20/2015	0.187%		4,600	(13)	89	76	0
	Emirate of Abu Dhabi Government International Bond	1.000%	12/20/2015	0.197%		2,000	(4)	40	36	0
	Emirate of Abu Dhabi Government International Bond	1.000%	06/20/2016	0.286%		3,000	1	58	59	0
	Ford Motor Credit Co. LLC	5.000%	06/20/2018	1.242%		700	119	0	119	0
	Freeport-McMoRan Copper & Gold, Inc.	1.000%	06/20/2018	1.614%		4,000	(111)	2	0	(109)
	Italy Government International Bond	1.000%	12/20/2018	2.634%		14,400	(938)	(163)	0	(1,101)
	Lafarge S.A.	1.000%	06/20/2016	1.428%		1,700	(119)	100	0	(19)
	Mexico Government International Bond	1.000%	03/20/2016	0.699%		27,000	(89)	298	209	0
	Mexico Government International Bond	1.000%	06/20/2017	0.926%		10,000	(42)	72	30	0
	Mexico Government International Bond	1.000%	03/20/2018	1.073%		18,900	92	(146)	0	(54)
	Mexico Government International Bond	1.000%	06/20/2018	1.129%		25,000	231	(371)	0	(140)
	Petrobras International Finance Co.	1.000%	09/20/2015	1.768%		1,900	(61)	33	0	(28)
	Petrobras International Finance Co.	1.000%	03/20/2018	2.546%		5,500	(249)	(104)	0	(353)
	Russia Government International Bond	1.000%	12/20/2014	0.756%		1,500	(56)	61	5	0
	Russia Government International Bond	1.000%	03/20/2016	1.132%		22,000	(40)	(25)	0	(65)
	Russia Government International Bond	1.000%	06/20/2016	1.191%		10,100	(136)	87	0	(49)
	RZD Capital Ltd.	1.000%	03/20/2016	1.364%		700	(16)	10	0	(6)
	Spain Government International Bond	1.000%	12/20/2018	2.241%		46,800	(2,760)	4	0	(2,756)

RYL	Alcoa, Inc.	1.000%	06/20/2021	3.762%		2,600	(232)	(213)	0	(445)
	BHP Billiton Finance USA Ltd.	1.000%	09/20/2016	0.425%		900	10	6	16	0
	China Government International Bond	1.000%	09/20/2017	0.634%		10,000	(59)	205	146	0
	Comcast Corp.	1.000%	12/20/2015	0.126%		1,200	0	24	24	0
	Freeport-McMoRan Copper & Gold, Inc.	1.000%	03/20/2016	0.675%		12,500	(48)	152	104	0

UAG	Brazil Government International Bond	1.000%	06/20/2015	0.930%		2,000	(24)	27	3	0
	China Government International Bond	1.000%	09/20/2017	0.634%		19,300	(202)	484	282	0
	Ford Motor Credit Co. LLC	5.000%	09/20/2017	1.047%		900	106	32	138	0
	MetLife, Inc.	1.000%	12/20/2015	0.400%		7,500	(370)	472	102	0
	Mexico Government International Bond	1.000%	06/20/2017	0.926%		500	(2)	4	2	0
	Russia Government International Bond	1.000%	06/20/2015	0.952%		10,000	(152)	163	11	0
	Russia Government International Bond	1.000%	06/20/2016	1.191%		9,000	(117)	73	0	(44)

							$(33,282)	$21,917	$13,455	$(24,820)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums (Received)	Unrealized (Depreciation)	Swap Agreements, at Value (4)
							Asset	Liability
GST	MCDX-20 5-Year Index	1.000%	06/20/2018	$64,500	$(389)	$(465)	$0	$(854)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

112	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2013 (Unaudited)

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	8.420%	01/02/2017	BRL	276,300	$12	$(7,188)	$0	$(7,176)
	Pay	1-Year BRL-CDI	8.910%	01/02/2017		243,900	304	(5,380)	0	(5,076)

BPS	Pay	1-Year BRL-CDI	8.485%	01/02/2017		318,000	1,083	(8,912)	0	(7,829)

BRC	Pay	6-Month AUD-BBR-BBSW	5.000%	06/15/2022	AUD	12,600	209	581	790	0
	Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MXN	1,264,200	116	2,894	3,010	0
	Pay	28-Day MXN-TIIE	6.650%	06/02/2021		291,000	315	362	677	0
	Pay	28-Day MXN-TIIE	6.750%	08/31/2021		731,800	165	1,743	1,908	0

CBK	Pay	6-Month AUD-BBR-BBSW	5.000%	06/15/2022	AUD	19,500	100	1,124	1,224	0
	Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MXN	165,000	191	202	393	0

DUB	Pay	1-Year BRL-CDI	8.285%	01/02/2017	BRL	15,700	(24)	(416)	0	(440)
	Pay	6-Month AUD-BBR-BBSW	5.000%	06/15/2022	AUD	32,200	391	1,630	2,021	0

FBF	Pay	1-Year BRL-CDI	8.495%	01/02/2017	BRL	120,000	(12)	(3,060)	0	(3,072)

GLM	Pay	1-Year BRL-CDI	8.300%	01/02/2017		615,000	(163)	(16,566)	0	(16,729)
	Pay	1-Year BRL-CDI	8.720%	01/02/2017		15,100	(58)	(291)	0	(349)
	Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MXN	272,500	(24)	673	649	0

HUS	Pay	1-Year BRL-CDI	8.645%	01/02/2017	BRL	100,000	184	(2,571)	0	(2,387)
	Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MXN	2,173,000	20	5,154	5,174	0
	Pay	28-Day MXN-TIIE	6.650%	06/02/2021		229,000	206	326	532	0
	Pay	28-Day MXN-TIIE	7.500%	06/02/2021		1,012,800	2,157	4,420	6,577	0

JPM	Pay	6-Month AUD-BBR-BBSW	4.750%	06/15/2022	AUD	42,500	(263)	2,158	1,895	0
	Pay	6-Month AUD-BBR-BBSW	5.000%	06/15/2022		29,200	93	1,740	1,833	0
	Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MXN	114,100	(7)	278	271	0
	Pay	28-Day MXN-TIIE	6.650%	06/02/2021		62,000	38	107	145	0

MYC	Pay	1-Year BRL-CDI	8.220%	01/02/2017	BRL	36,800	(154)	(900)	0	(1,054)
	Pay	28-Day MXN-TIIE	5.250%	09/06/2019	MXN	225,000	(163)	(227)	0	(390)
	Pay	28-Day MXN-TIIE	6.650%	06/02/2021		336,000	267	515	782	0

UAG	Pay	1-Year BRL-CDI	8.590%	01/02/2017	BRL	71,100	132	(1,951)	0	(1,819)
	Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MXN	240,200	113	459	572	0

							$5,228	$(23,096)	$28,453	$(46,321)

Total Swap Agreements							$(28,443)	$(1,644)	$41,908	$(71,995)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2013:

(j)	Securities with an aggregate market value of $70,548 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures (5)
BOA	$0	$0	$950	$950	$(6,946)	$(780)	$(15,962)	$(23,688)	$(22,738)	$23,096	$358
BPS	0	0	196	196	0	(118)	(12,707)	(12,825)	(12,629)	12,242	(387)
BRC	748	0	7,879	8,627	(2,774)	(79)	(2,970)	(5,823)	2,804	(3,680)	(876)
CBK	48	1,675	2,530	4,253	0	(1,938)	(1,620)	(3,558)	695	(2,339)	(1,644)
DUB	913	19,382	4,251	24,546	(2,728)	(21,052)	(1,234)	(25,014)	(468)	1,093	625
FBF	773	0	1,876	2,649	(733)	0	(4,022)	(4,755)	(2,106)	2,197	91
GLM	6	0	649	655	(19)	(1,747)	(17,078)	(18,844)	(18,189)	18,548	359
GST	0	0	1,943	1,943	0	0	(3,680)	(3,680)	(1,737)	(550)	(2,287)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	113

Schedule of Investments PIMCO Long Duration Corporate Bond Portfolio (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures (5)
HUS	$0	$0	$12,909	$12,909	$(2,164)	$0	$(3,094)	$(5,258)	$7,651	$(8,320)	$(669)
JPM	2,185	0	5,032	7,217	(100)	(124)	(483)	(707)	6,510	(6,010)	500
MSC	0	0	0	0	0	0	0	0	0	(500)	(500)
MYC	0	0	2,293	2,293	0	(1,020)	(6,837)	(7,857)	(5,564)	1,211	(4,353)
RYL	0	0	290	290	0	(1,941)	(445)	(2,386)	(2,096)	2,167	71
UAG	0	0	1,110	1,110	(16)	(144)	(1,863)	(2,023)	(913)	4,804	3,891

Total Over the Counter	$4,673	$21,057	$41,908	$67,638	$(15,480)	$(28,943)	$(71,995)	$(116,418)

(5)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,150	$1,150
Swap Agreements	0	109	0	0	462	571

	$0	$109	$0	$0	$1,612	$1,721

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,673	$0	$4,673
Purchased Options	0	0	0	0	21,057	21,057
Swap Agreements	0	13,455	0	0	28,453	41,908

	$0	$13,455	$0	$4,673	$49,510	$67,638

	$0	$13,564	$0	$4,673	$51,122	$69,359

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$43	$43
Swap Agreements	0	3,313	0	0	1,499	4,812

	$0	$3,313	$0	$0	$1,542	$4,855

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$15,480	$0	$15,480
Written Options	0	2,510	0	0	26,433	28,943
Swap Agreements	0	25,674	0	0	46,321	71,995

	$0	$28,184	$0	$15,480	$72,754	$116,418

	$0	$31,497	$0	$15,480	$74,296	$121,273

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$76	$76
Futures	0	0	0	0	(712)	(712)
Swap Agreements	0	68,686	0	0	(5,633)	63,053

	$0	$68,686	$0	$0	$(6,269)	$62,417

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(6,323)	$0	$(6,323)
Written Options	0	26	0	0	12,382	12,408
Swap Agreements	0	13,504	0	0	(39,849)	(26,345)

	$0	$13,530	$0	$(6,323)	$(27,467)	$(20,260)

	$0	$82,216	$0	$(6,323)	$(33,736)	$42,157

114	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2013 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(58)	$(58)
Futures	0	0	0	0	1,404	1,404
Swap Agreements	0	(18,437)	0	0	(5,920)	(24,357)

	$0	$(18,437)	$0	$0	$(4,574)	$(23,011)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(33,310)	$0	$(33,310)
Purchased Options	0	0	0	0	7,203	7,203
Written Options	0	1,770	0	0	(10,365)	(8,595)
Swap Agreements	0	(13,102)	0	0	(56,708)	(69,810)

	$0	$(11,332)	$0	$(33,310)	$(59,870)	$(104,512)

	$0	$(29,769)	$0	$(33,310)	$(64,444)	$(127,523)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Securities, at Value
Bank Loan Obligations	$0	$24,627	$0	$24,627
Corporate Bonds & Notes
Banking & Finance	0	3,990,521	23,233	4,013,754
Industrials	0	5,196,303	140,691	5,336,994
Utilities	0	2,154,874	0	2,154,874
Municipal Bonds & Notes
Arizona	0	3,377	0	3,377
California	0	559,819	0	559,819
Colorado	0	673	0	673
Florida	0	8,601	0	8,601
Georgia	0	35,987	0	35,987
Illinois	0	7,582	0	7,582
Indiana	0	5,630	0	5,630
Iowa	0	4,611	0	4,611
Louisiana	0	103	0	103
Massachusetts	0	11,924	0	11,924
Mississippi	0	3,748	0	3,748
New Jersey	0	50,221	0	50,221
New York	0	297,194	0	297,194
North Carolina	0	3,265	0	3,265
Ohio	0	123,967	0	123,967
Pennsylvania	0	23,921	0	23,921
Tennessee	0	14,656	0	14,656
Texas	0	122,295	0	122,295
Washington	0	7,363	0	7,363
Wisconsin	0	3,685	0	3,685
U.S. Government Agencies	0	8,791	0	8,791
U.S. Treasury Obligations	0	3,684,805	0	3,684,805
Mortgage-Backed Securities	0	63,575	0	63,575
Asset-Backed Securities	0	22,349	1,973	24,322
Sovereign Issues	0	446,696	0	446,696
Convertible Preferred Securities
Banking & Finance	228	0	0	228

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Preferred Securities
Banking & Finance	$13,253	$0	$0	$13,253
Short-Term Instruments
Certificates of Deposit	0	8,942	0	8,942
Repurchase Agreements	0	2,434	0	2,434
U.S. Treasury Bills	0	12,242	0	12,242
	$13,481	$16,904,781	$165,897	$17,084,159

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$42,087	$0	$0	$42,087

Total Investments	$55,568	$16,904,781	$165,897	$17,126,246

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,150	571	0	1,721
Over the counter	0	67,638	0	67,638
	$1,150	$68,209	$0	$69,359

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(43)	(4,812)	0	(4,855)
Over the counter	0	(116,368)	(50)	(116,418)
	$(43)	$(121,180)	$(50)	$(121,273)

Totals	$56,675	$16,851,810	$165,847	$17,074,332

Assets and liabilities valued at $17,240 transferred from Level 2 to Level 1 during the period ended September 30, 2013.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	115

Schedule of Investments PIMCO Long Duration Corporate Bond Portfolio (Cont.)

September 30, 2013 (Unaudited)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended September 30, 2013:

Category and Subcategory	Beginning Balance at 03/31/2013	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2013 (1)
Investments in Securities, at Value
Bank Loan Obligations	$2,317	$0	$(2,300)	$0	$9	$(26)	$0	$0	$0	$0
Corporate Bonds & Notes
Banking & Finance	10,750	20,601	(6,052)	(41)	273	(2,298)	0	0	23,233	(2,066)
Industrials	135,703	57,975	(47,246)	(526)	(4,227)	(988)	0	0	140,691	(3,552)
Utilities	7,720	0	(417)	(5)	(29)	(179)	0	(7,090)	0	0
Asset-Backed Securities	0	1,959	0	1	0	13	0	0	1,973	13

	$156,490	$80,535	$(56,015)	$(571)	$(3,974)	$(3,478)	$0	$(7,090)	$165,897	$(5,605)

Financial Derivative Instruments - Liabilities
Over the counter	$(75)	$0	$0	$0	$0	$25	$0	$0	$(50)	$25

Totals	$156,415	$80,535	$(56,015)	$(571)	$(3,974)	$(3,453)	$0	$(7,090)	$165,847	$(5,580)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$23,233	Third Party Vendor	Broker Quote	100.25
Industrials	140,691	Third Party Vendor	Broker Quote	92.50-116.13
Asset-Backed Securities	1,973	Benchmark Pricing	Base Price	98.50

Financial Derivative Instruments - Liabilities
Over the counter	(50)	Indicative Market Quotation	Broker Quote	0.12

Total	$165,847

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

116	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO Low Duration Portfolio

September 30, 2013 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 104.3%

CORPORATE BONDS & NOTES 7.1%

BANKING & FINANCE 5.7%
Banco do Brasil S.A.
3.875% due 10/10/2022	$400	$347
Bank of America Corp.
7.625% due 06/01/2019	1,400	1,719
Bank of America N.A.
0.534% due 06/15/2016	500	489
Export-Import Bank of Korea
1.250% due 11/20/2015	200	201
4.375% due 09/15/2021	700	738
5.000% due 04/11/2022	1,700	1,867
5.875% due 01/14/2015	100	106
Goldman Sachs Group, Inc.
1.265% due 02/07/2014	1,000	1,003
JPMorgan Chase & Co.
1.004% due 05/02/2014	1,300	1,305
3.150% due 07/05/2016	500	525
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017	200	229
Merrill Lynch & Co., Inc.
6.875% due 11/15/2018	1,600	1,905
Morgan Stanley
5.375% due 10/15/2015	1,400	1,506
6.000% due 04/28/2015	400	429
Qatari Diar Finance QSC
3.500% due 07/21/2015	100	104
5.000% due 07/21/2020	2,300	2,539
Royal Bank of Scotland PLC
9.500% due 03/16/2022	200	231
Waha Aerospace BV
3.925% due 07/28/2020	2,100	2,206

		17,449

INDUSTRIALS 0.4%
Altria Group, Inc.
10.200% due 02/06/2039	300	459
EOG Resources, Inc.
1.016% due 02/03/2014	700	702
Southwestern Energy Co.
4.100% due 03/15/2022	100	100
7.500% due 02/01/2018	100	119

		1,380

UTILITIES 1.0%
Qtel International Finance Ltd.
4.750% due 02/16/2021	1,300	1,372

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Verizon Communications, Inc.
1.782% due 09/15/2016	$400	$412
2.002% due 09/14/2018	100	105
2.500% due 09/15/2016	300	309
3.650% due 09/14/2018	400	422
4.500% due 09/15/2020	300	320

		2,940

Total Corporate Bonds & Notes (Cost $21,645)		21,769

MUNICIPAL BONDS & NOTES 0.8%

WASHINGTON 0.8%
Energy Northwest, Washington Revenue Notes, Series 2012
2.653% due 07/01/2020	2,500	2,464

Total Municipal Bonds & Notes (Cost $2,500)		2,464

U.S. GOVERNMENT AGENCIES 11.3%
Fannie Mae
3.000% due 08/01/2043	7,980	7,821
3.980% due 07/01/2021	2,300	2,416
4.000% due 11/01/2043	3,000	3,136
4.500% due 11/01/2043	1,000	1,065
5.000% due 11/01/2043	4,000	4,327
5.500% due 04/01/2034 - 10/01/2043	14,215	15,500
Freddie Mac
1.359% due 10/25/2044	688	708

Total U.S. Government Agencies (Cost $34,646)		34,973

U.S. TREASURY OBLIGATIONS 31.4%
U.S. Treasury Inflation Protected Securities (b)
2.375% due 01/15/2027	3,359	4,047
2.500% due 01/15/2029	5,114	6,295
3.875% due 04/15/2029	639	918
U.S. Treasury Notes
0.125% due 12/31/2013	5,400	5,401
0.250% due 01/31/2014 (e)	4,062	4,065
0.500% due 10/15/2013	10,000	10,002
0.750% due 12/15/2013	3,500	3,505
1.375% due 06/30/2018	3,200	3,210
1.375% due 07/31/2018	3,700	3,708
1.500% due 08/31/2018	55,200	55,586

Total U.S. Treasury Obligations (Cost $97,367)		96,737

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 2.3%
Nelnet Student Loan Trust
0.966% due 07/25/2018	$331	$332
SLM Student Loan Trust
0.266% due 07/25/2017	318	317
0.454% due 03/15/2019	1,586	1,584
0.879% due 01/25/2029	1,601	1,618
1.366% due 10/25/2016	255	255
1.766% due 04/25/2023	2,052	2,111
South Carolina Student Loan Corp.
1.010% due 03/02/2020	800	799

Total Asset-Backed Securities (Cost $7,004)		7,016

SOVEREIGN ISSUES 1.1%
Brazil Government International Bond
7.125% due 01/20/2037	700	826
Qatar Government International Bond
4.000% due 01/20/2015	2,400	2,496

Total Sovereign Issues (Cost $3,442)		3,322

SHORT-TERM INSTRUMENTS 50.3%

REPURCHASE AGREEMENTS (c) 4.7%
		14,500

SHORT-TERM NOTES 3.9%
Federal Home Loan Bank
0.020% due 01/03/2014	5,900	5,900
0.046% due 12/27/2013	6,200	6,200

		12,100

U.S. TREASURY BILLS 41.7%
0.042% due 12/19/2013 - 02/27/2014 (a)	128,713	128,709

Total Short-Term Instruments (Cost $155,292)		155,309

Total Investments in Securities (Cost $321,896)		321,590

Total Investments 104.3% (Cost $321,896)		$321,590

Financial Derivative Instruments (d)(f) 0.0% (Cost or Premiums, net $(55))		(72)

Other Assets and Liabilities, net (4.3%)		(13,275)

Net Assets 100.0%		$308,243

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	117

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	09/30/2013	10/01/2013	$500	Freddie Mac 2.080% due 10/17/2022	$(510)	$500	$500
TDM	0.080%	09/30/2013	10/01/2013	14,000	U.S. Treasury Bonds 2.750% due 11/15/2042	(14,444)	14,000	14,000

Total Repurchase Agreements						$(14,954)	$14,500	$14,500

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of September 30, 2013:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$500	$0	$0	$0	$500	$(510)	$(10)
TDM	14,000	0	0	0	14,000	(14,444)	(444)

Total Borrowings and Other Financing Transactions	$14,500	$0	$0	$0

(2)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
30-Year Deliverable Interest Rate Swap December Futures	Short	12/2013	12	$(44)	$1	$0
90-Day Eurodollar March Futures	Long	03/2014	68	28	0	(1)

Total Futures Contracts				$(16)	$1	$(1)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2013:

(e)	Securities with an aggregate market value of $59 and cash of $21 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2013. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability			Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures		Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$1	$0	$1	$0		$(1)	$0	$(1)

118	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2013 (Unaudited)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2013 (2)	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BRC	Citigroup, Inc.	1.000%	06/20/2018	0.938%	$ 1,300	$(2)	$6	$4	$0

DUB	Brazil Government International Bond	1.000%	09/20/2022	2.117%	400	(23)	(11)	0	(34)

HUS	Brazil Government International Bond	1.000%	09/20/2022	2.117%	500	(30)	(12)	0	(42)

Total Swap Agreements						$(55)	$(17)	$4	$(76)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2013:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures (4)
BRC	$0	$0	$4	$4	$0	$0	$0	$0	$4	$0	$4
DUB	0	0	0	0	0	0	(34)	(34)	(34)	0	(34)
HUS	0	0	0	0	0	0	(42)	(42)	(42)	0	(42)

Total Over the Counter	$0	$0	$4	$4	$0	$0	$(76)	$(76)

(4)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1	$1

Over the counter
Swap Agreements	$0	$4	$0	$0	$0	$4

	$0	$4	$0	$0	$1	$5

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1	$1

Over the counter
Swap Agreements	$0	$76	$0	$0	$0	$76

	$0	$76	$0	$0	$1	$77

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	119

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

September 30, 2013 (Unaudited)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$522	$522
Swap Agreements	0	0	0	0	(376)	(376)

	$0	$0	$0	$0	$146	$146

Over the counter
Swap Agreements	$0	$13	$0	$0	$0	$13

	$0	$13	$0	$0	$146	$159

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$45	$45
Swap Agreements	0	0	0	0	14	14

	$0	$0	$0	$0	$59	$59

Over the counter
Swap Agreements	$0	$(6)	$0	$0	$0	$(6)

	$0	$(6)	$0	$0	$59	$53

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$17,449	$0	$17,449
Industrials	0	1,380	0	1,380
Utilities	0	2,940	0	2,940
Municipal Bonds & Notes
Washington	0	2,464	0	2,464
U.S. Government Agencies	0	34,973	0	34,973
U.S. Treasury Obligations	0	96,737	0	96,737
Asset-Backed Securities	0	7,016	0	7,016
Sovereign Issues	0	3,322	0	3,322
Short-Term Instruments
Repurchase Agreements	0	14,500	0	14,500
Short-Term Notes	0	12,100	0	12,100
U.S. Treasury Bills	0	128,709	0	128,709
	$0	$321,590	$0	$321,590

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$1	$0	$0	$1
Over the counter	0	4	0	4
	$1	$4	$0	$5

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1)	0	0	(1)
Over the counter	0	(76)	0	(76)
	$(1)	$(76)	$0	$(77)

Totals	$0	$321,518	$0	$321,518

There were no transfers between Level 1 and 2 during the period ended September 30, 2013.

120	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO Moderate Duration Portfolio

September 30, 2013 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 118.0%

CORPORATE BONDS & NOTES 13.6%

BANKING & FINANCE 8.8%
Abbey National Treasury Services PLC
1.844% due 04/25/2014	$400	$403
American Express Bank FSB
6.000% due 09/13/2017	615	714
American Express Centurion Bank
5.950% due 06/12/2017	350	402
Bank of America Corp.
3.625% due 03/17/2016	1,700	1,789
5.650% due 05/01/2018	1,400	1,582
7.625% due 06/01/2019	2,100	2,579
BM&FBovespa S.A.
5.500% due 07/16/2020	2,400	2,484
Citigroup, Inc.
4.587% due 12/15/2015	1,700	1,819
6.125% due 05/15/2018	4,500	5,211
Credit Suisse
3.500% due 03/23/2015	400	417
Export-Import Bank of Korea
4.000% due 01/29/2021	2,000	2,058
4.375% due 09/15/2021	900	948
5.000% due 04/11/2022	3,400	3,735
5.125% due 06/29/2020	900	992
Goldman Sachs Group, Inc.
0.848% due 09/29/2014	1,900	1,905
HDFC Bank Ltd.
3.000% due 03/06/2018	1,800	1,725
JPMorgan Chase & Co.
3.450% due 03/01/2016	400	422
4.250% due 10/15/2020	200	210
4.400% due 07/22/2020	700	742
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017	1,200	1,375
Korea Development Bank
8.000% due 01/23/2014	900	920
Merrill Lynch & Co., Inc.
6.875% due 04/25/2018	500	590
Morgan Stanley
5.375% due 10/15/2015	600	646
National Australia Bank Ltd.
1.600% due 08/07/2015	600	610
Qatari Diar Finance QSC
5.000% due 07/21/2020	3,600	3,974
QNB Finance Ltd.
3.125% due 11/16/2015	2,500	2,600
Rabobank Group
1.850% due 01/10/2014	300	301
Vesey Street Investment Trust
4.404% due 09/01/2016	1,700	1,824
Waha Aerospace BV
3.925% due 07/28/2020	140	147
Zions BanCorp.
4.000% due 06/20/2016	285	296
4.500% due 03/27/2017	160	168

		43,588

INDUSTRIALS 3.9%
AbbVie, Inc.
2.900% due 11/06/2022	1,000	937
America Movil S.A.B. de C.V.
3.625% due 03/30/2015	700	726
5.000% due 03/30/2020	300	324

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
American Airlines Pass-Through Trust
5.250% due 07/31/2022	$428	$447
Amgen, Inc.
3.450% due 10/01/2020	500	505
3.875% due 11/15/2021	1,100	1,117
Celgene Corp.
1.900% due 08/15/2017	1,200	1,205
Continental Airlines Pass-Through Trust
4.000% due 04/29/2026	600	581
9.000% due 01/08/2018	1,365	1,559
Energy Transfer Partners LP
6.700% due 07/01/2018	510	598
Ensco PLC
3.250% due 03/15/2016	300	313
General Electric Co.
2.700% due 10/09/2022	1,200	1,135
Google, Inc.
3.625% due 05/19/2021	1,200	1,259
Kinder Morgan Energy Partners LP
5.125% due 11/15/2014	350	367
5.800% due 03/01/2021	1,400	1,575
6.850% due 02/15/2020	700	830
9.000% due 02/01/2019	400	513
NBCUniversal Media LLC
4.375% due 04/01/2021	1,200	1,294
Noble Holding International Ltd.
3.450% due 08/01/2015	400	416
Reynolds American, Inc.
4.850% due 09/15/2023	600	625
6.750% due 06/15/2017	2,100	2,429
Southwestern Energy Co.
4.100% due 03/15/2022	300	301
Sunoco, Inc.
5.750% due 01/15/2017	500	539

		19,595

UTILITIES 0.9%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018	200	242
BP Capital Markets PLC
3.125% due 10/01/2015	500	523
3.625% due 05/08/2014	300	306
Shell International Finance BV
3.100% due 06/28/2015	400	418
Verizon Communications, Inc.
1.782% due 09/15/2016	700	721
2.002% due 09/14/2018	200	211
2.500% due 09/15/2016	500	516
3.650% due 09/14/2018	700	739
4.500% due 09/15/2020	500	533
Vodafone Group PLC
4.150% due 06/10/2014	200	205

		4,414

Total Corporate Bonds & Notes (Cost $67,606)		67,597

MUNICIPAL BONDS & NOTES 1.4%

CALIFORNIA 0.2%
University of California Revenue Bonds, (BABs), Series 2010
5.035% due 05/15/2021	700	771
University of California Revenue Bonds, (NPFGC/FGIC Insured), Series 2007
5.000% due 05/15/2037	500	518

		1,289

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ILLINOIS 0.1%
Cook County, Illinois General Obligation Bonds, (BABs), Series 2009
6.360% due 11/15/2033	$500	$503

NEW YORK 0.3%
New York City, New York General Obligation Bonds, (BABs), Series 2010
5.968% due 03/01/2036	500	563
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2010
5.008% due 08/01/2027	900	947

		1,510

PENNSYLVANIA 0.1%
Pennsylvania Economic Development Financing Authority Revenue Notes, Series 2012
4.000% due 01/01/2017	200	221
5.000% due 01/01/2016	200	220

		441

TEXAS 0.5%
Harris County, Texas Metropolitan Transit Authority Revenue Bonds, (BABs), Series 2009
6.875% due 11/01/2038	2,000	2,283

WASHINGTON 0.2%
Energy Northwest, Washington Revenue Notes, Series 2012
2.147% due 07/01/2018	1,200	1,198

Total Municipal Bonds & Notes (Cost $7,580)		7,224

U.S. GOVERNMENT AGENCIES 30.2%
Fannie Mae
3.000% due 04/01/2043 - 08/01/2043	47,845	46,894
3.500% due 10/01/2043 - 11/01/2043	66,000	67,117
3.820% due 09/01/2021	2,000	2,081
3.980% due 07/01/2021	2,500	2,626
4.000% due 12/01/2039 - 11/01/2043	5,000	5,227
4.500% due 04/01/2039	605	647
5.000% due 11/01/2043	4,000	4,327
5.500% due 06/01/2038 - 10/01/2043	18,130	19,764
Freddie Mac
1.250% due 08/01/2019	1,100	1,059

Total U.S. Government Agencies (Cost $147,920)		149,742

U.S. TREASURY OBLIGATIONS 34.7%
U.S. Treasury Inflation Protected Securities (b)
0.625% due 02/15/2043	4,064	3,338
1.750% due 01/15/2028	446	500
2.375% due 01/15/2025	496	592
2.375% due 01/15/2027	544	656
3.875% due 04/15/2029	2,131	3,061
U.S. Treasury Notes
1.375% due 06/30/2018	22,000	22,066
1.375% due 07/31/2018	25,500	25,553
1.500% due 08/31/2018	115,500	116,308

Total U.S. Treasury Obligations (Cost $172,049)		172,074

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	121

Schedule of Investments PIMCO Moderate Duration Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 1.3%
Brazil Government International Bond
7.125% due 01/20/2037	$2,000	$2,360
Mexico Government International Bond
6.050% due 01/11/2040	200	220
Panama Government International Bond
9.375% due 04/01/2029	1,500	2,149
Republic of Korea
7.125% due 04/16/2019	1,400	1,739

Total Sovereign Issues (Cost $6,914)		6,468

SHORT-TERM INSTRUMENTS 36.8%

REPURCHASE AGREEMENTS (c) 5.7%
		28,119

SHORT-TERM NOTES 16.5%
Federal Home Loan Bank
0.025% due 12/19/2013	27,100	27,099
0.038% due 12/11/2013	3,300	3,300
0.046% due 12/26/2013	47,500	47,499
0.051% due 11/27/2013	100	100
0.061% due 10/16/2013	700	700

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Freddie Mac
0.049% due 11/25/2013	$3,000	$3,000

		81,698

U.S. TREASURY BILLS 14.6%
0.049% due 12/12/2013 - 02/13/2014 (a)	72,171	72,168

Total Short-Term Instruments (Cost $181,971)		181,985

Total Investments in Securities (Cost $584,040)		585,090

Total Investments 118.0% (Cost $584,040)		$585,090

Financial Derivative Instruments (d)(e) 0.0%
(Cost or Premiums, net $(121))		(77)

Other Assets and Liabilities, net (18.0%)		(89,356)

Net Assets 100.0%		$495,657

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
JPS	0.090%	09/30/2013	10/01/2013	$4,500	U.S. Treasury Notes 0.625% due 08/31/2017	$(4,606)	$4,500	$4,500
	0.100%	09/30/2013	10/01/2013	12,000	Freddie Mac 2.205% due 12/05/2022	(12,465)	12,000	12,000
SSB	0.000%	09/30/2013	10/01/2013	319	Freddie Mac 2.080% due 10/17/2022	(330)	319	319
TDM	0.080%	09/30/2013	10/01/2013	11,300	U.S. Treasury Bonds 2.750% due 11/15/2042	(11,657)	11,300	11,300

Total Repurchase Agreements						$(29,058)	$28,119	$28,119

(1)	Includes accrued interest.

As of September 30, 2013, there were no open sale-buyback transactions. The average amount of borrowing while outstanding during the period ended September 30, 2013 was $19,241 at a weighted average interest rate of (0.212%).

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of September 30, 2013:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
JPS	$16,500	$0	$0	$0	$16,500	$(17,071)	$(571)
SSB	319	0	0	0	319	(330)	(11)
TDM	11,300	0	0	0	11,300	(11,657)	(357)

Master Securities Forward Transactions Agreement
FOB	0	0	0	0	0	(1,510)	(1,510)

Total Borrowings and Other Financing Transactions	$28,119	$0	$0	$0

122	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2013 (Unaudited)

(2)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar March Futures	Long	03/2014	13	$5	$0	$0
U.S. Treasury Long Bond December Futures	Short	12/2013	107	(429)	7	0

Total Futures Contracts				$(424)	$7	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.IG-21 5-Year Index	1.000%	12/20/2018	$4,900	$45	$(9)	$0	$(3)

Total Swap Agreements				$45	$(9)	$0	$(3)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2013:

Cash of $430 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2013. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$7	$0	$7	$0	$0	$(3)	$(3)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2013 (2)	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
DUB	Brazil Government International Bond	1.000%	09/20/2018	1.707%	$ 2,450	$(121)	$40	$0	$(81)

Total Swap Agreements						$(121)	$40	$0	$(81)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	123

Schedule of Investments PIMCO Moderate Duration Portfolio (Cont.)

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2013:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures (4)
DUB	$0	$0	$0	$0	$0	$0	$(81)	$(81)	$(81)	$0	$(81)

(4)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$7	$7

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$3	$0	$0	$0	$3

Over the counter
Swap Agreements	$0	$81	$0	$0	$0	$81

	$0	$84	$0	$0	$0	$84

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$737	$737

Over the counter
Swap Agreements	$0	$121	$0	$0	$0	$121

	$0	$121	$0	$0	$737	$858

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(392)	$(392)
Swap Agreements	0	(9)	0	0	0	(9)

	$0	$(9)	$0	$0	$(392)	$(401)

Over the counter
Swap Agreements	$0	$(16)	$0	$0	$0	$(16)

	$0	$(25)	$0	$0	$(392)	$(417)

124	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2013 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$43,588	$0	$43,588
Industrials	0	17,008	2,587	19,595
Utilities	0	4,414	0	4,414
Municipal Bonds & Notes
California	0	1,289	0	1,289
Illinois	0	503	0	503
New York	0	1,510	0	1,510
Pennsylvania	0	441	0	441
Texas	0	2,283	0	2,283
Washington	0	1,198	0	1,198
U.S. Government Agencies	0	149,742	0	149,742
U.S. Treasury Obligations	0	172,074	0	172,074
Sovereign Issues	0	6,468	0	6,468
Short-Term Instruments
Repurchase Agreements	0	28,119	0	28,119

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Short-Term Notes	$0	$81,698	$0	$81,698
U.S. Treasury Bills	0	72,168	0	72,168
Total Investments	$0	$582,503	$2,587	$585,090

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$7	$0	$0	$7

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(3)	0	(3)
Over the counter	0	(81)	0	(81)
	$0	$(84)	$0	$(84)

Totals	$7	$582,419	$2,587	$585,013

There were no transfers between Level 1 and 2 during the period ended September 30, 2013.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended September 30, 2013:

Category and Subcategory	Beginning Balance at 03/31/2013	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2013 (1)
Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$3,864	$0	$(1,180)	$(22)	$48	$(123)	$0	$0	$2,587	$(60)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$2,587	Third Party Vendor	Broker Quote	96.75-114.25

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	125

Schedule of Investments PIMCO Mortgage Portfolio

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 151.7%

CORPORATE BONDS & NOTES 0.0%

INDUSTRIALS 0.0%
CVS Pass-Through Trust
6.036% due 12/10/2028	$1,634	$1,806

Total Corporate Bonds & Notes (Cost $1,634)		1,806

MUNICIPAL BONDS & NOTES 0.0%

TEXAS 0.0%
Ennis Economic Development Corp., Texas Revenue Bonds, (NPFGC/FGIC Insured), Series 1999
0.000% due 08/01/2034	7,990	1,353

Total Municipal Bonds & Notes (Cost $3,401)		1,353

U.S. GOVERNMENT AGENCIES 133.7%
Fannie Mae
0.000% due 08/25/2022 (b)	7	7
0.239% due 07/25/2037	2,846	2,657
0.252% due 12/25/2036	1,060	1,039
0.324% due 04/25/2035	943	935
0.329% due 10/25/2035	3,798	3,687
0.379% due 03/25/2035 - 10/27/2037	47,222	47,259
0.399% due 07/25/2032	353	347
0.400% due 09/26/2033	27	27
0.439% due 06/25/2032	4	4
0.459% due 10/25/2033	1	1
0.479% due 12/25/2028	25	25
0.529% due 07/25/2042	20,071	20,057
0.539% due 02/25/2033	34	33
0.579% due 04/18/2028 - 09/25/2043	20,764	20,768
0.589% due 04/25/2036	1,834	1,836
0.629% due 10/18/2030	63	63
0.649% due 12/25/2040	17,658	17,731
0.659% due 12/25/2040	74,341	74,481
0.679% due 03/25/2017 - 01/25/2041	164,683	165,037
0.729% due 06/25/2018	2	2
0.759% due 06/25/2041	7,020	7,053
0.829% due 06/25/2022 - 09/25/2023	62	62
1.079% due 04/25/2032 - 04/25/2037	13,957	14,078
1.279% due 05/25/2023	30	31
1.359% due 08/01/2042 - 10/01/2044	4,056	4,137
1.398% due 03/01/2035	354	363
1.479% due 11/25/2021	18	18
1.559% due 10/01/2030 - 12/01/2040	563	585
1.625% due 06/01/2017 - 08/01/2017	43	42
1.741% due 06/01/2023	22	22
1.770% due 07/01/2030	24	24
1.782% due 03/01/2035	125	130
1.962% due 09/01/2035	656	687
2.000% due 07/01/2028 - 10/01/2028	38,954	38,133
2.021% due 11/01/2035	646	678
2.028% due 03/01/2025	14	14
2.048% due 05/01/2030	42	44
2.072% due 09/01/2035	1,452	1,540

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.125% due 04/01/2033	$106	$112
2.126% due 02/01/2035	741	785
2.128% due 05/01/2035	159	167
2.139% due 01/01/2030	34	34
2.162% due 04/01/2022	35	37
2.170% due 06/01/2019	4	4
2.200% due 03/01/2017 - 11/01/2026	96	102
2.201% due 10/01/2023	14	14
2.204% due 10/01/2016 - 10/01/2031	70	71
2.230% due 04/01/2030	7	7
2.245% due 11/01/2025	42	45
2.248% due 11/01/2017	6	7
2.250% due 07/01/2017 - 06/01/2026	9	9
2.253% due 08/01/2029	54	57
2.256% due 02/01/2021	45	45
2.265% due 05/01/2029	15	15
2.267% due 02/01/2026	10	10
2.277% due 07/01/2032	66	67
2.289% due 11/01/2025	99	105
2.298% due 04/01/2030	15	15
2.300% due 05/01/2019	71	73
2.301% due 03/01/2024	26	27
2.305% due 07/01/2027	16	17
2.306% due 06/01/2035	44	46
2.315% due 07/01/2035	139	149
2.318% due 12/01/2031	12	13
2.325% due 02/01/2027	51	54
2.330% due 04/01/2030	47	47
2.339% due 07/01/2035	351	372
2.342% due 08/01/2035	215	228
2.355% due 03/01/2023 - 10/01/2028	14,389	13,626
2.357% due 09/01/2031	26	27
2.360% due 04/01/2019	23	24
2.361% due 05/01/2026	17	18
2.366% due 03/01/2018	3	3
2.387% due 06/01/2035	3,776	4,004
2.390% due 06/01/2032	261	277
2.393% due 08/01/2024	1	1
2.395% due 09/01/2028 - 04/01/2032	122	128
2.400% due 05/01/2027 - 03/01/2030	162	168
2.402% due 09/01/2030	21	22
2.415% due 07/01/2034	323	341
2.428% due 07/01/2024	2	2
2.442% due 05/25/2035	438	458
2.446% due 11/01/2035	21	23
2.453% due 02/01/2032	432	459
2.457% due 01/01/2026	128	132
2.459% due 03/01/2035	281	298
2.467% due 10/01/2035	110	117
2.469% due 01/01/2035	341	363
2.500% due 08/01/2023 - 10/01/2043	133,113	134,137
2.515% due 02/01/2034	205	219
2.520% due 09/01/2030	22	22
2.526% due 01/25/2022 (a)	27,409	3,727
2.550% due 02/01/2035	136	145
2.562% due 02/01/2015	5	5
2.569% due 05/01/2036	161	171
2.610% due 12/01/2029	4	4
2.625% due 12/01/2023	28	30
2.634% due 09/01/2017	105	108
2.649% due 12/01/2027	23	25

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.655% due 12/01/2035	$73	$78
2.666% due 10/01/2035	228	241
2.705% due 11/01/2031	35	37
2.720% due 02/01/2024	95	98
2.777% due 04/01/2035	110	117
2.844% due 11/01/2017	1	1
2.928% due 09/01/2034	320	337
2.963% due 02/01/2017	71	74
3.000% due 10/01/2028 - 11/01/2043	674,192	658,859
3.071% due 12/01/2017	66	69
3.091% due 08/01/2029	25	26
3.134% due 05/01/2036	1,598	1,655
3.250% due 06/01/2017	3	3
3.361% due 09/01/2027	2	2
3.395% due 05/01/2036	18	18
3.500% due 05/01/2025 - 11/01/2043	740,475	754,709
3.500% due 07/25/2042 (a)	19,333	3,312
3.518% due 10/25/2042	4,110	3,338
3.549% due 08/01/2026	12	13
3.554% due 06/01/2029	7	8
3.600% due 08/01/2023	2,572	2,640
3.665% due 05/01/2036	13	13
3.669% due 02/01/2026	34	35
3.695% due 02/01/2025	35	36
3.730% due 10/01/2016	13	13
3.800% due 08/01/2025	3,178	3,156
3.851% due 05/01/2036	33	35
4.000% due 01/01/2018 - 10/01/2043	570,338	602,116
4.000% due 01/01/2043 (d)	82,374	86,458
4.013% due 02/01/2030	243	260
4.242% due 11/01/2028	169	182
4.250% due 01/01/2026	4	4
4.274% due 11/01/2028	374	403
4.297% due 02/01/2031	82	82
4.305% due 04/01/2020	61	61
4.330% due 08/01/2028	129	139
4.376% due 02/01/2028	149	160
4.500% due 12/01/2017 - 10/01/2043	328,989	352,621
4.508% due 01/01/2028	7	7
4.595% due 09/01/2034	65	70
4.680% due 02/01/2031	290	302
4.824% due 11/01/2035	2,088	2,245
4.835% due 09/01/2035	49	53
4.875% due 05/01/2019	8	9
4.950% due 01/01/2029	18	19
4.975% due 07/01/2024	4	4
4.998% due 01/01/2024	3	3
5.000% due 07/01/2018 - 11/01/2043	238,085	257,794
5.040% due 12/01/2030	294	309
5.057% due 05/01/2035	501	537
5.202% due 12/01/2035	253	272
5.248% due 11/01/2035	111	117
5.496% due 02/01/2031	113	121
5.500% due 01/01/2017 - 10/01/2043	149,522	163,696
5.506% due 09/01/2020	9	10
5.645% due 02/01/2036	180	193
5.700% due 08/01/2018	300	326
5.726% due 01/25/2043	19,312	17,962
5.971% due 07/25/2042 (a)	25,564	5,556
6.000% due 03/25/2017 - 05/01/2041	228,379	250,666
6.000% due 11/01/2043	25,737	28,287

126	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2013 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.250% due 12/25/2013	$21	$21
6.290% due 02/25/2029	989	1,076
6.300% due 06/25/2031 - 10/17/2038	4,869	5,483
6.410% due 08/01/2016	814	815
6.500% due 10/01/2013 - 05/01/2040	45,337	50,859
6.589% due 10/25/2031	16	18
6.644% due 01/01/2030	200	211
6.703% due 08/01/2028	1,201	1,322
6.850% due 12/18/2027	672	771
6.875% due 02/01/2018	37	37
7.000% due 01/01/2016 - 06/01/2037	1,334	1,519
7.491% due 08/01/2014	1	1
7.500% due 03/25/2023 - 07/25/2041	1,715	1,993
7.730% due 01/01/2025	795	846
7.800% due 10/25/2022 - 06/25/2026	71	81
8.000% due 06/01/2015 - 05/01/2032	56	66
8.200% due 04/25/2025	7	8
8.500% due 11/01/2017	30	33
8.640% due 06/25/2032	62	63
8.750% due 11/25/2019 - 06/25/2021	84	96
9.000% due 03/25/2021 - 11/01/2025	54	62
9.000% due 05/25/2022 - 06/25/2022 (a)	23	4
9.500% due 11/25/2020 - 04/01/2025	209	236
510.000% due 09/25/2019 (a)	0	1
Farmer Mac
8.336% due 04/25/2030	264	264
FDIC Structured Sale Guaranteed Notes
0.680% due 11/29/2037	3,282	3,274
Federal Housing Administration
6.875% due 12/01/2016	96	93
6.896% due 07/01/2020	161	157
7.430% due 12/01/2018 ^	63	62
7.430% due 02/01/2020 - 05/01/2024	2,412	2,355
7.450% due 05/01/2021	722	706
Freddie Mac
0.332% due 07/15/2019 - 10/15/2020	1,129	1,128
0.382% due 03/15/2031	192	191
0.419% due 07/25/2031	40	39
0.429% due 05/25/2031	220	217
0.432% due 07/15/2034	53	52
0.459% due 09/25/2031	244	227
0.482% due 05/15/2036	130	130
0.532% due 12/15/2029 - 08/15/2043	22,421	22,412
0.582% due 06/15/2018	885	889
0.632% due 03/15/2024 - 08/15/2032	14,193	14,193
0.652% due 11/15/2040	20,087	20,111
0.662% due 10/15/2040	60,770	60,792
0.682% due 05/15/2023 - 10/15/2040	95,096	95,405
0.722% due 10/15/2037	18,873	18,988
0.732% due 03/15/2032 - 07/15/2041	2,086	2,093
0.782% due 08/15/2035	2,879	2,879
0.962% due 01/25/2023 (a)	83,695	4,973

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.132% due 04/15/2031	$2,090	$2,132
1.177% due 11/25/2022 (a)	32,159	2,368
1.182% due 06/15/2031	153	157
1.207% due 01/25/2020 (a)	62,444	3,273
1.250% due 10/02/2019	37,780	36,106
1.382% due 07/15/2027	915	915
1.435% due 04/25/2021 (a)	104,300	7,909
1.510% due 11/25/2019 (a)	59,953	4,090
1.554% due 07/25/2044	14,497	14,766
1.566% due 11/25/2019 (a)	85,323	6,117
1.625% due 02/01/2017 - 10/01/2024	9	8
1.655% due 11/25/2016	6,600	6,708
1.750% due 01/01/2017	2	2
1.929% due 10/01/2023	387	390
1.950% due 06/01/2030	1	1
2.192% due 03/01/2033	159	167
2.200% due 10/01/2027 - 07/01/2030	138	144
2.204% due 05/01/2017 - 09/01/2018	77	81
2.210% due 04/01/2025	26	27
2.250% due 08/01/2029	24	25
2.262% due 01/01/2028	31	33
2.265% due 10/01/2024	103	108
2.267% due 11/01/2027	102	110
2.272% due 10/01/2018	2	2
2.314% due 06/01/2022	29	29
2.325% due 09/01/2027	36	36
2.327% due 12/01/2035	1,527	1,618
2.331% due 06/01/2022	3	3
2.337% due 09/01/2028	21	22
2.339% due 06/01/2024 - 09/01/2026	178	186
2.342% due 04/01/2029	27	28
2.345% due 02/01/2029	163	173
2.348% due 12/01/2032	89	94
2.350% due 07/01/2024	49	50
2.356% due 08/01/2031	13	13
2.370% due 02/01/2031	6	6
2.374% due 03/01/2032 - 07/01/2035	713	757
2.375% due 09/01/2018 - 08/01/2031	11,001	10,733
2.376% due 11/01/2027	73	74
2.379% due 04/01/2031	3	3
2.388% due 08/01/2027	10	11
2.389% due 11/01/2027	4	5
2.403% due 10/01/2023	39	40
2.407% due 11/01/2029	1,010	1,078
2.408% due 07/01/2028	225	240
2.418% due 06/01/2028	49	52
2.421% due 11/01/2031	2	2
2.450% due 05/01/2019 - 12/01/2029	175	187
2.451% due 08/01/2018	30	31
2.460% due 12/01/2026	11	12
2.464% due 07/01/2029	25	27
2.482% due 07/01/2027	43	46
2.492% due 05/01/2032 - 10/01/2036	435	459
2.506% due 03/01/2035	243	244
2.520% due 04/01/2036	774	824
2.528% due 10/01/2024	75	80
2.533% due 07/01/2030	13	13
2.539% due 02/01/2029	109	113
2.544% due 08/01/2030	5	5
2.548% due 05/01/2032	190	190

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.551% due 05/01/2032	$338	$361
2.559% due 02/01/2027	320	340
2.565% due 09/01/2024	19	21
2.572% due 10/01/2027	29	31
2.623% due 10/01/2035	452	486
2.625% due 12/01/2018 - 03/01/2033	73	74
2.640% due 02/01/2027	34	34
2.645% due 07/01/2019	30	30
2.712% due 03/01/2027	6	6
2.725% due 05/01/2032	6	6
2.744% due 11/01/2034	290	309
3.000% due 04/01/2019 - 08/01/2043	63,850	62,139
3.085% due 08/15/2032	550	578
3.320% due 02/25/2023	25,000	25,150
3.325% due 03/01/2029	60	62
3.500% due 12/15/2022 - 07/01/2043	11,796	12,165
4.000% due 03/15/2023 - 11/01/2043	355,150	370,539
4.500% due 06/01/2018 - 11/01/2043	127,733	136,335
4.500% due 05/01/2041 (d)	128,335	136,995
5.000% due 11/15/2017 - 10/01/2043	189,578	204,776
5.146% due 08/01/2035	275	291
5.500% due 11/01/2018 - 06/01/2041	164,949	179,006
6.000% due 03/01/2017 - 05/01/2040	30,279	33,296
6.250% due 12/15/2028	536	595
6.500% due 08/01/2016 - 10/25/2043	10,441	11,713
7.000% due 01/01/2015 - 12/01/2032	562	632
7.000% due 10/25/2023 (a)	48	7
7.400% due 02/01/2021	313	304
7.500% due 03/01/2022 - 01/15/2030	238	272
7.500% due 08/15/2029 (a)	11	2
7.645% due 05/01/2025	703	846
8.000% due 11/01/2013 - 09/01/2030	11	13
8.500% due 11/15/2018 - 08/01/2027	147	173
9.000% due 12/15/2020 - 02/15/2021	96	105
9.050% due 06/15/2019	22	24
9.500% due 12/15/2020 - 06/01/2021	128	144
9.500% due 11/01/2021 (a)	11	2
Ginnie Mae
0.000% due 03/20/2035 - 08/20/2043 (b)	56,976	50,313
0.382% due 05/16/2030 - 02/16/2032	324	325
0.482% due 12/16/2026 - 01/16/2031	422	425
0.530% due 06/20/2032	212	214
0.582% due 06/16/2031 - 03/16/2032	527	530
0.632% due 10/16/2030	19	19
0.682% due 02/16/2030 - 04/16/2032	369	372
0.732% due 12/16/2025	269	272
0.736% due 09/20/2061	42,857	42,719
0.782% due 02/16/2030	48	49

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	127

Schedule of Investments PIMCO Mortgage Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.832% due 02/16/2030	$42	$42
0.836% due 05/20/2063	5,060	5,066
0.902% due 09/20/2063	20,710	20,707
1.049% due 06/16/2043 (a)	98,021	4,583
1.130% due 03/20/2031	1,834	1,870
1.180% due 02/20/2031	1,111	1,119
1.181% due 03/16/2051 (a)	10,883	518
1.186% due 08/20/2063	35,025	35,706
1.218% due 01/20/2059	936	945
1.259% due 10/20/2058	854	863
1.482% due 09/20/2063	17,000	17,537
1.625% due 04/20/2017 - 04/20/2033	16,890	17,599
1.750% due 08/20/2017 - 07/20/2035	19,256	20,032
2.000% due 06/20/2017 - 08/20/2030	2,652	2,757
2.125% due 01/20/2034	5,343	5,567
2.500% due 09/20/2017 - 10/01/2043	169,550	166,673
2.500% due 11/01/2043	2,000	1,853
3.000% due 06/20/2018 - 10/01/2043	218,147	217,582
3.500% due 03/20/2016 - 11/01/2043	471,212	485,443
4.000% due 11/20/2018 - 11/01/2043	265,073	280,300
4.500% due 09/15/2033 - 10/01/2043	282,620	305,002
5.000% due 03/15/2033 - 10/01/2043	325,831	355,181
5.500% due 05/15/2031 - 10/01/2043	90,863	99,683
6.000% due 10/15/2023 - 10/01/2043	25,211	27,945
6.250% due 03/16/2029	1,412	1,502
6.500% due 10/15/2023 - 10/01/2043	19,995	22,634
6.953% due 03/16/2041	1,579	1,681
7.000% due 05/15/2023 - 02/16/2029	537	588
7.500% due 04/15/2017 - 11/15/2031	784	922
7.750% due 10/15/2025	16	16
8.000% due 04/15/2017 - 09/20/2031	2,753	3,241
8.500% due 06/15/2027 - 01/20/2031	672	742
9.000% due 04/15/2020 - 09/15/2030	50	53
9.500% due 12/15/2021	25	27
NCUA Guaranteed Notes
0.562% due 03/06/2020	4,764	4,776
0.652% due 11/05/2020	164,150	164,843
0.742% due 12/08/2020	69,804	70,357
Small Business Administration
5.370% due 04/01/2028	7,810	8,560
5.490% due 05/01/2028	9,606	10,594
5.870% due 05/01/2026 - 07/01/2028	6,890	7,748
6.220% due 12/01/2028	1,244	1,404
7.190% due 12/01/2019	61	67
7.220% due 11/01/2020	209	223
Vendee Mortgage Trust
6.500% due 03/15/2029	1,223	1,423
6.514% due 01/15/2030	426	493

Total U.S. Government Agencies (Cost $7,769,309)		7,855,364

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 2.1%
U.S. Treasury Notes
0.625% due 04/30/2018 (d)	$4,400	$4,278
1.375% due 07/31/2018 (d)	14,900	14,931
1.500% due 08/31/2018 (d)	6,580	6,626
1.750% due 05/15/2023 (d)	5,000	4,635
2.125% due 08/31/2020 (d)	50,600	51,059
2.500% due 08/15/2023 (d)	38,200	37,833

Total U.S. Treasury Obligations (Cost $119,450)		119,362

MORTGAGE-BACKED SECURITIES 10.5%
Adjustable Rate Mortgage Trust
2.467% due 01/25/2035	975	969
2.865% due 09/25/2035	1,875	1,648
American Home Mortgage Assets Trust
0.369% due 10/25/2046	2,278	1,463
0.469% due 08/25/2037 ^	10,712	3,284
American Home Mortgage Investment Trust
0.419% due 05/25/2047 ^	374	14
2.393% due 02/25/2045	1,366	1,361
Banc of America Commercial Mortgage Trust
5.451% due 01/15/2049	1,880	2,070
Banc of America Funding Corp.
0.470% due 05/20/2035	1,468	965
5.000% due 09/25/2019	312	323
5.753% due 10/25/2036 ^	2,881	2,353
5.837% due 01/25/2037	2,388	1,815
Banc of America Mortgage Trust
2.623% due 07/25/2034	9	9
2.730% due 06/20/2031	192	197
2.748% due 07/25/2033	153	155
2.928% due 02/25/2036 ^	922	786
3.438% due 07/20/2032	42	34
5.000% due 12/25/2018	58	59
5.500% due 11/25/2033	605	629
6.500% due 10/25/2031	32	35
BCAP LLC Trust
0.680% due 01/26/2036	6,815	6,102
5.500% due 11/26/2035	19,000	19,233
Bear Stearns Adjustable Rate Mortgage Trust
2.210% due 08/25/2035	279	280
2.320% due 08/25/2035	500	503
2.464% due 08/25/2033	1,267	1,261
2.491% due 08/25/2033	907	903
2.600% due 03/25/2035	932	943
2.735% due 11/25/2030	6	6
2.793% due 03/25/2035	245	245
2.875% due 04/25/2034	11	10
2.901% due 01/25/2034	6	6
2.960% due 02/25/2033	11	10
Bear Stearns Alt-A Trust
2.540% due 08/25/2036 ^	5,894	2,429
2.638% due 11/25/2036	1,099	736
2.667% due 05/25/2035	873	809
2.678% due 11/25/2036	1,201	839
4.577% due 11/25/2036 ^	606	424
Bear Stearns Commercial Mortgage Securities Trust
5.898% due 06/11/2040	304	317
7.000% due 05/20/2030	1,282	1,429
Bear Stearns Mortgage Securities, Inc.
2.493% due 06/25/2030	8	8
Bear Stearns Structured Products, Inc.
2.759% due 12/26/2046	2,511	1,543
Bella Vista Mortgage Trust
0.430% due 05/20/2045	686	526

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Chevy Chase Funding LLC
0.359% due 05/25/2036	$429	$345
0.429% due 08/25/2035	810	695
0.679% due 01/25/2035	575	396
Citigroup Mortgage Loan Trust, Inc.
2.270% due 09/25/2035	1,201	1,188
2.540% due 05/25/2035	23	22
2.622% due 08/25/2035	1,430	801
CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037	2,119	1,701
Commercial Mortgage Acceptance Corp.
1.358% due 07/15/2031 (a)	814	29
Commercial Mortgage Pass-Through Certificates
2.537% due 07/10/2046 (a)	82,134	3,598
2.606% due 07/10/2046 (a)	55,498	3,678
4.867% due 05/10/2043	8,971	9,125
Countrywide Alternative Loan Trust
0.349% due 01/25/2037 ^	636	506
0.369% due 11/25/2046	3,271	2,236
0.379% due 05/25/2036	644	460
0.380% due 07/20/2046 ^	1,197	672
0.389% due 05/25/2035	1,822	1,487
0.389% due 07/25/2046	3,029	2,454
0.390% due 03/20/2046	3,169	2,180
0.399% due 05/25/2035	334	266
0.409% due 08/25/2046	577	53
0.429% due 05/25/2035	492	229
0.429% due 09/25/2046 ^	3,911	752
0.429% due 10/25/2046 ^	1,427	449
0.439% due 07/25/2046 ^	2,348	549
0.449% due 05/25/2036 ^	820	135
0.459% due 12/25/2035	436	352
0.460% due 09/20/2046	7,418	1,617
0.519% due 10/25/2046 ^	1,878	55
0.529% due 06/25/2047 ^	169	27
0.549% due 11/25/2035 ^	417	35
0.599% due 12/25/2035	1,036	453
6.000% due 10/25/2032	38	37
6.250% due 11/25/2036 ^	2,434	2,085
Countrywide Home Loan Mortgage Pass-Through Trust
0.409% due 05/25/2035	1,850	1,514
0.469% due 04/25/2035	1,321	1,096
0.479% due 04/25/2046 ^	1,395	228
0.499% due 03/25/2035	178	125
0.509% due 02/25/2035	1,169	1,012
0.519% due 02/25/2035	31	27
0.519% due 03/25/2036	1,027	447
0.529% due 02/25/2036 ^	1,004	275
0.579% due 03/25/2035 ^	397	30
0.719% due 02/25/2035	355	332
0.799% due 03/25/2035	2,765	2,320
1.952% due 06/19/2031	18	18
2.250% due 07/19/2031	8	8
2.255% due 09/25/2034	686	543
2.616% due 11/19/2033	21	20
2.797% due 09/25/2047 ^	1,800	1,487
2.823% due 08/25/2034	1,007	882
2.866% due 11/19/2033	29	28
5.130% due 02/20/2036 ^	1,104	960
Credit Suisse Commercial Mortgage Trust
5.872% due 06/15/2039	2,865	3,159
Credit Suisse First Boston Mortgage Securities Corp.
2.334% due 06/25/2033	49	48
4.823% due 06/25/2032	5	5
Credit Suisse Mortgage Capital Certificates
0.412% due 10/15/2021	994	990
4.857% due 07/26/2037	5,087	5,216
5.760% due 04/12/2049	1,410	1,425

128	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2013 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CSMC Mortgage-Backed Trust
5.579% due 04/25/2037 ^	$3,256	$1,877
DBUBS Mortgage Trust
1.532% due 07/12/2044	6,433	6,541
Deutsche ALT-B Securities, Inc.
0.279% due 10/25/2036 ^	37	20
Deutsche Mortgage Securities, Inc.
6.000% due 11/26/2036	2,035	2,090
DLJ Mortgage Acceptance Corp.
4.622% due 11/25/2023	13	12
FFCA Secured Franchise Loan Trust
8.180% due 09/18/2027	2,000	2,001
8.970% due 09/18/2027	4,000	1,379
First Horizon Asset Securities, Inc.
5.250% due 03/25/2035	738	743
First Nationwide Mortgage-Backed Pass-Through Trust
6.750% due 08/21/2031	25	26
First Republic Mortgage Loan Trust
0.532% due 11/15/2031	4,050	4,001
1.103% due 11/15/2031	964	808
2.878% due 06/25/2030	2,492	2,541
Greenpoint Mortgage Funding Trust
0.379% due 10/25/2046	3,062	1,702
0.379% due 12/25/2046 ^	2,789	1,169
0.449% due 04/25/2036 ^	873	103
0.499% due 09/25/2046 ^	2,491	595
0.519% due 10/25/2046	3,301	1,115
Greenpoint Mortgage Pass-Through Certificates
2.806% due 10/25/2033	121	120
GS Mortgage Securities Trust
1.731% due 03/06/2020	2,810	2,815
GSR Mortgage Loan Trust
0.439% due 08/25/2046	3,793	908
2.462% due 06/25/2034	68	68
2.863% due 04/25/2036	605	561
Harborview Mortgage Loan Trust
0.311% due 04/19/2038	808	633
0.369% due 07/21/2036	2,386	1,791
0.401% due 05/19/2047	1,322	607
0.431% due 09/19/2046 ^	779	117
2.526% due 11/19/2034	98	77
2.688% due 08/19/2034	3,349	3,328
2.784% due 07/19/2035	62	56
5.126% due 08/19/2036 ^	1,246	1,030
HomeBanc Mortgage Trust
0.359% due 12/25/2036	634	535
1.039% due 08/25/2029	1,023	944
IndyMac Adjustable Rate Mortgage Trust
1.755% due 01/25/2032	11	10
IndyMac Mortgage Loan Trust
0.379% due 11/25/2046	3,468	1,774
0.389% due 05/25/2046	1,936	1,608
0.419% due 04/25/2035	170	144
0.419% due 07/25/2035	1,867	1,610
0.429% due 02/25/2037	2,450	1,169
0.479% due 11/25/2035 ^	279	163
0.479% due 06/25/2037 ^	657	320
0.499% due 02/25/2035	402	345
2.389% due 01/25/2036	3	2
2.541% due 12/25/2034	19	17
2.690% due 01/25/2036	2,513	2,078
4.694% due 08/25/2035 ^	1,963	1,617
JPMorgan Alternative Loan Trust
0.679% due 06/27/2037	19,614	16,453
JPMorgan Chase Commercial Mortgage Securities Trust
2.371% due 06/15/2043 (a)	21,234	902
4.853% due 03/15/2046	2,791	2,834

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Mortgage Trust
2.615% due 10/25/2035	$3,600	$3,506
Kidder Peabody Mortgage Assets Trust
9.500% due 04/22/2018 (a)	16	1
LB Commercial Mortgage Trust
5.517% due 07/15/2044	1,430	1,601
LB Mortgage Trust
8.529% due 01/20/2017	351	365
Luminent Mortgage Trust
0.359% due 12/25/2036	3,017	2,028
0.379% due 10/25/2046	2,721	2,247
MASTR Adjustable Rate Mortgages Trust
0.419% due 05/25/2037	1,017	691
0.479% due 05/25/2047 ^	3,544	1,485
0.519% due 05/25/2047 ^	3,006	945
MASTR Asset Securitization Trust
5.000% due 12/25/2019	1,051	1,087
MASTR Reperforming Loan Trust
7.000% due 08/25/2034	189	197
MASTR Seasoned Securitization Trust
2.531% due 10/25/2032	556	549
6.197% due 09/25/2017	388	405
Mellon Residential Funding Corp.
0.622% due 12/15/2030	1,099	1,068
0.662% due 06/15/2030	971	963
0.882% due 11/15/2031	975	964
1.062% due 11/15/2031	119	97
Merrill Lynch Alternative Note Asset Trust
0.479% due 03/25/2037	1,782	751
Merrill Lynch Mortgage Investors Trust
1.053% due 10/25/2028	151	150
1.666% due 10/25/2035	856	831
2.067% due 01/25/2029	4,000	3,758
2.153% due 04/25/2035	47	46
Morgan Stanley Capital Trust
5.649% due 12/15/2044	1,106	1,142
Morgan Stanley Mortgage Loan Trust
0.549% due 11/25/2035	3,628	3,058
0.689% due 02/25/2047	2,281	1,547
2.642% due 07/25/2035	2,228	1,802
5.701% due 02/25/2047	5,101	3,997
Mortgage Equity Conversion Asset Trust
0.590% due 01/25/2042	46,522	37,014
0.600% due 02/25/2042	6,653	5,247
0.630% due 10/25/2041	24,328	19,356
0.640% due 05/25/2042	177,300	141,840
Nomura Asset Acceptance Corp.
5.820% due 03/25/2047	3,922	3,944
6.138% due 03/25/2047	3,580	3,599
7.000% due 02/19/2030	425	424
Prime Mortgage Trust
0.579% due 02/25/2034	97	91
4.750% due 11/25/2019	42	44
RBSSP Resecuritization Trust
0.679% due 11/26/2035	366	356
0.690% due 10/26/2045	539	539
Residential Accredit Loans, Inc. Trust
0.379% due 12/25/2046 ^	2,690	1,026
0.389% due 04/25/2046	12,613	5,851
0.429% due 08/25/2037	3,215	2,265
0.449% due 05/25/2046 ^	2,029	705
0.484% due 09/25/2046	4,360	847
0.579% due 03/25/2033	142	139
3.201% due 08/25/2035 ^	673	397
Residential Asset Mortgage Products Trust
6.500% due 04/25/2034	17	17
Residential Asset Securitization Trust
0.579% due 05/25/2033	79	77

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Funding Mortgage Securities, Inc. Trust
3.063% due 09/25/2035 ^	$2,267	$1,837
RiverView HECM Trust
0.239% due 07/25/2047	20,538	19,511
0.600% due 05/25/2047	5,193	4,359
0.929% due 09/26/2041	80,603	64,180
Sequoia Mortgage Trust
0.821% due 04/19/2027	143	134
0.881% due 10/19/2026	58	58
0.899% due 11/22/2024	14	14
0.940% due 10/20/2027	1,147	1,122
2.467% due 01/20/2047 ^	1,750	1,491
Structured Adjustable Rate Mortgage Loan Trust
0.399% due 05/25/2037	8,730	6,207
0.914% due 06/25/2034	980	853
1.873% due 10/25/2037 ^	2,584	1,554
2.507% due 07/25/2034	96	96
2.520% due 08/25/2035	33	30
2.548% due 01/25/2035	2,545	2,329
2.852% due 11/25/2035 ^	2,363	1,784
Structured Asset Mortgage Investments Trust
0.309% due 03/25/2037	310	227
0.369% due 06/25/2036	524	403
0.389% due 05/25/2046	1,787	1,317
0.409% due 05/25/2045	2,449	1,982
0.431% due 07/19/2035	6,044	5,641
0.479% due 08/25/2036	4,250	1,372
0.841% due 09/19/2032	3,049	2,966
0.841% due 10/19/2034	298	293
0.881% due 03/19/2034	1,122	1,115
2.568% due 05/02/2030	69	50
3.139% due 05/25/2022	373	383
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.204% due 07/25/2032	1	1
2.340% due 01/25/2032	188	167
2.477% due 06/25/2033	57	57
2.486% due 08/25/2032	456	453
2.548% due 04/25/2033	102	101
2.584% due 02/25/2032	2	2
2.653% due 10/28/2035	238	226
TBW Mortgage-Backed Trust
5.630% due 01/25/2037	2,099	1,387
5.970% due 09/25/2036	9,085	2,231
6.015% due 07/25/2037	4,049	3,314
Thornburg Mortgage Securities Trust
2.328% due 06/25/2043	2,990	2,971
WaMu Mortgage Pass-Through Certificates
0.399% due 07/25/2046 ^	112	6
0.439% due 11/25/2045	1,894	1,705
0.469% due 10/25/2045	226	208
0.499% due 01/25/2045	614	570
0.499% due 07/25/2045	123	115
0.509% due 01/25/2045	2,483	2,236
0.688% due 07/25/2044	367	298
0.879% due 12/25/2045	985	190
0.963% due 07/25/2047	3,841	3,184
0.993% due 11/25/2046	649	529
1.159% due 02/25/2046	2,108	1,940
1.353% due 11/25/2042	115	104
1.553% due 06/25/2042	771	704
1.553% due 08/25/2042	1,281	1,170
2.136% due 04/25/2037	2,296	1,793
2.204% due 01/25/2047	2,241	1,996
2.350% due 12/25/2036 ^	2,143	1,811
2.428% due 09/25/2033	464	471
2.446% due 08/25/2033	1,086	1,095
2.449% due 06/25/2033	1,109	1,099

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	129

Schedule of Investments PIMCO Mortgage Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.454% due 05/25/2046	$1,187	$1,031
2.454% due 08/25/2046	1,634	1,426
2.547% due 03/25/2034	22	22
Washington Mutual MSC Mortgage Pass-Through Certificates
0.429% due 07/25/2046	1,373	242
1.123% due 05/25/2046	2,952	1,930
2.441% due 11/25/2030	268	263
6.268% due 07/25/2036	3,701	1,909
Wells Fargo Commercial Mortgage Trust
2.303% due 10/15/2045 (a)	51,647	6,340
Wells Fargo Mortgage-Backed Securities Trust
0.679% due 07/25/2037	1,910	1,612
2.636% due 06/25/2035	1,193	1,212
2.677% due 10/25/2033	275	275
4.561% due 12/25/2033	582	590
4.733% due 07/25/2034	121	123
WFRBS Commercial Mortgage Trust
0.988% due 06/15/2044 (a)	6,950	221

Total Mortgage-Backed Securities (Cost $674,466)		618,649

ASSET-BACKED SECURITIES 5.1%
ABFS Mortgage Loan Trust
6.785% due 07/15/2033	1,606	1,221
Access Group, Inc.
1.566% due 10/27/2025	9,975	10,047
ACE Securities Corp. Home Equity Loan Trust
0.239% due 10/25/2036	355	116
0.879% due 08/25/2030	37	37
1.229% due 07/25/2034	2,417	2,421
AFC Home Equity Loan Trust
0.989% due 06/25/2029	340	313
1.129% due 12/26/2029	7	6
Aircraft Certificate Owner Trust
6.455% due 09/20/2022	115	117
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.789% due 01/25/2035	5,152	3,615
Amortizing Residential Collateral Trust
0.719% due 06/25/2032	36	34
0.759% due 07/25/2032	736	669
0.879% due 10/25/2031	344	301
Amresco Residential Securities Mortgage Loan Trust
0.674% due 06/25/2028	83	76
0.734% due 06/25/2027	335	326
0.809% due 09/25/2028	1,009	916
1.119% due 06/25/2029	204	185
Apidos CDO Ltd.
0.516% due 01/20/2019	2,067	2,044
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.669% due 10/25/2035	7,500	5,712
Asset-Backed Funding Certificates Trust
0.879% due 06/25/2034	335	316
1.199% due 03/25/2032	704	659
Asset-Backed Securities Corp. Home Equity Loan Trust
0.259% due 05/25/2037	2	1
0.702% due 06/15/2031	187	181
0.809% due 09/25/2034	3,295	2,941
Bayview Financial Acquisition Trust
0.529% due 05/28/2037	2,831	1,956
5.208% due 04/28/2039	23	23
Bear Stearns Asset-Backed Securities Trust
0.269% due 06/25/2047	63	62
0.579% due 09/25/2046	2,517	2,003
1.154% due 02/25/2034	362	323

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.379% due 10/25/2032	$323	$301
1.679% due 11/25/2042	661	617
2.780% due 06/25/2043	50	50
Carrington Mortgage Loan Trust
0.279% due 06/25/2037	552	539
0.659% due 10/25/2035	6,500	5,295
CDC Mortgage Capital Trust
1.229% due 01/25/2033	1,020	924
Centex Home Equity Loan Trust
0.479% due 01/25/2032	191	175
1.029% due 01/25/2032	832	571
Chase Funding Trust
0.779% due 07/25/2033	43	40
0.819% due 08/25/2032	680	616
0.839% due 11/25/2032	462	431
CIT Group Home Equity Loan Trust
0.719% due 06/25/2033	796	723
1.154% due 12/25/2031	633	585
Citigroup Mortgage Loan Trust, Inc.
0.239% due 07/25/2045	517	392
5.764% due 01/25/2037	3,646	2,281
Conseco Finance Home Equity Loan Trust
0.882% due 08/15/2033	2,896	2,712
1.682% due 05/15/2032	679	660
Conseco Financial Corp.
6.240% due 12/01/2028	1,700	1,760
7.550% due 01/15/2029	183	195
Countrywide Asset-Backed Certificates
0.429% due 04/25/2036	175	171
0.649% due 11/25/2033	4	4
1.079% due 06/25/2033	159	151
1.079% due 10/25/2047	3,016	2,553
1.179% due 09/25/2032	1,361	1,248
Credit Suisse First Boston Mortgage Securities Corp.
0.539% due 05/25/2044	111	110
0.919% due 08/25/2032	153	129
Credit-Based Asset Servicing and Securitization LLC
0.249% due 01/25/2037 ^	407	155
1.279% due 04/25/2032	278	257
Delta Funding Home Equity Loan Trust
1.002% due 09/15/2029	17	15
Denver Arena Trust
6.940% due 11/15/2019	3,059	3,136
EMC Mortgage Loan Trust
0.919% due 05/25/2040	450	426
EquiFirst Mortgage Loan Trust
0.659% due 01/25/2034	238	231
First Plus Home Loan Owners Trust
7.670% due 05/10/2024	399	391
GE-WMC Mortgage Securities Trust
0.219% due 08/25/2036	87	33
GMAC Mortgage Corp. Home Equity Loan Trust
0.659% due 01/25/2029	354	320
GSAMP Trust
0.329% due 10/25/2036	9,493	1,332
0.579% due 02/25/2033	415	379
0.914% due 09/25/2035 ^	8,749	7,236
Home Loan Trust
8.350% due 12/25/2024	55	55
8.350% due 03/25/2025	27	26
IMC Home Equity Loan Trust
6.880% due 11/20/2028	13	13
7.520% due 08/20/2028	45	45
Irwin Home Equity Loan Trust
1.529% due 02/25/2029	484	459
JPMorgan Mortgage Acquisition Trust
0.239% due 03/25/2047	12	12

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.259% due 08/25/2036	$70	$25
Lehman XS Trust
0.409% due 06/25/2046 ^	179	4
0.499% due 11/25/2046 ^	1,784	391
Long Beach Mortgage Loan Trust
0.739% due 10/25/2034	62	59
1.229% due 10/25/2034	888	759
1.604% due 03/25/2032	1,192	1,086
MASTR Asset-Backed Securities Trust
0.929% due 12/25/2034 ^	6,632	5,863
Merrill Lynch Mortgage Investors Trust
0.239% due 10/25/2037	1,614	332
0.259% due 09/25/2037	256	66
0.899% due 06/25/2035	774	708
MESA Trust
0.979% due 12/25/2031	759	696
Mid-State Trust
6.340% due 10/15/2036	973	1,033
7.340% due 07/01/2035	610	668
7.400% due 07/01/2035	26	28
7.790% due 07/01/2035	35	38
7.791% due 03/15/2038	1,478	1,550
Morgan Stanley ABS Capital, Inc.
0.979% due 07/25/2037	534	494
Morgan Stanley Mortgage Loan Trust
0.539% due 04/25/2037	425	204
5.726% due 10/25/2036 ^	4,053	2,468
5.750% due 04/25/2037 ^	1,115	890
6.000% due 07/25/2047 ^	2,655	2,125
New Century Home Equity Loan Trust
0.629% due 06/25/2035	7,500	6,561
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
0.439% due 07/25/2035	46	46
Option One Mortgage Loan Trust Asset-Backed Certificates
0.779% due 01/25/2032	99	93
0.959% due 02/25/2035	4,021	2,589
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.439% due 09/25/2035	617	603
0.679% due 07/25/2035	5,000	4,682
0.829% due 10/25/2034	7,500	7,142
0.879% due 10/25/2034	7,500	6,337
Renaissance Home Equity Loan Trust
0.539% due 11/25/2034	259	210
0.619% due 08/25/2033	566	523
0.679% due 12/25/2033	2,796	2,731
0.939% due 12/25/2032	22	16
1.379% due 08/25/2032	1,526	1,310
Residential Asset Securities Corp. Trust
0.679% due 07/25/2032 ^	937	793
0.759% due 06/25/2033	127	97
0.779% due 06/25/2032 ^	82	65
Residential Mortgage Loan Trust
1.679% due 09/25/2029	161	152
SACO, Inc. 0.699% due 06/25/2036 ^	491	534
Salomon Brothers Mortgage Securities, Inc.
1.154% due 10/25/2028	151	147
1.538% due 01/25/2032	382	344
6.930% due 08/25/2028	422	410
Saxon Asset Securities Trust
0.859% due 12/26/2034	1,041	952
Securitized Asset-Backed Receivables LLC Trust
0.239% due 12/25/2036 ^	3,006	979
SLC Student Loan Trust
4.750% due 06/15/2033	1,231	1,143

130	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2013 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SLM Student Loan Trust
0.346% due 07/25/2019	$396	$394
0.346% due 04/27/2020	1,966	1,953
0.356% due 07/25/2019	2,713	2,705
0.376% due 04/25/2017	3	3
0.436% due 07/25/2023	2,887	2,860
0.716% due 01/25/2017	438	438
1.016% due 01/25/2019	2,200	2,212
1.366% due 10/25/2016	250	250
1.454% due 12/15/2033	5,244	5,279
1.766% due 04/25/2023	118,709	122,139
Soundview Home Loan Trust
0.239% due 11/25/2036	93	32
Specialty Underwriting & Residential Finance Trust
0.679% due 09/25/2036	7,500	3,686
0.859% due 01/25/2034	300	256
1.379% due 10/25/2035	2,172	1,693
Structured Asset Investment Loan Trust
0.659% due 09/25/2035	13,000	10,152
0.689% due 08/25/2035	9,000	4,704
0.839% due 04/25/2035	5,000	4,253
1.154% due 09/25/2034	1,153	841
1.454% due 12/25/2034	1,028	317
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
0.579% due 05/25/2034	259	254

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.759% due 01/25/2033	$12	$11
1.754% due 01/25/2033	667	598
Trapeza CDO Ltd.
1.073% due 11/16/2034	1,000	610
UCFC Manufactured Housing Contract
7.900% due 01/15/2028	2,303	2,295
UPS Capital Business Credit
0.762% due 04/15/2026	105	15
Wells Fargo Home Equity Trust
0.809% due 04/25/2034	1,209	977

Total Asset-Backed Securities (Cost $335,599)		301,248

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (c) 0.3%
		15,000

U.S. TREASURY BILLS 0.0%
0.025% due 03/13/2014 (d)	1,090	1,090

Total Short-Term Instruments (Cost $16,090)		16,090

Total Investments in Securities (Cost $8,919,948)		8,913,872

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%
PIMCO Short-Term Floating NAV Portfolio	13,587	$136
PIMCO Short-Term Floating NAV Portfolio III	10,666	107

Total Short-Term Instruments (Cost $243)		243

Total Investments in Affiliates (Cost $243)		243

Total Investments 151.7% (Cost $8,920,191)		$8,914,115

Financial Derivative Instruments (e) 0.2% (Cost or Premiums, net $12,012)		12,081

Other Assets and Liabilities, net (51.9%)		(3,048,254)

Net Assets 100.0%		$5,877,942

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	09/30/2013	10/01/2013	$15,000	Fannie Mae 2.200% due 10/17/2022	$(15,303)	$15,000	$15,000

Total Repurchase Agreements						$(15,303)	$15,000	$15,000

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
DEU	0.180%	09/30/2013	10/10/2013	$(25,000)	$(25,000)
GSC	0.180%	09/30/2013	10/10/2013	(33,000)	(33,000)
	0.180%	10/01/2013	10/10/2013	(56,000)	(56,000)

Total Reverse Repurchase Agreements					$(114,000)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	131

Schedule of Investments PIMCO Mortgage Portfolio (Cont.)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	(0.050%)	09/30/2013	10/01/2013	$(6,631)	$(6,631)
	0.120%	09/26/2013	10/09/2013	(19,581)	(19,587)
	0.130%	09/30/2013	10/09/2013	(4,289)	(4,290)
GSC	0.020%	09/26/2013	10/09/2013	(39,218)	(39,240)
	0.060%	09/27/2013	10/04/2013	(46,865)	(46,874)
	0.080%	09/30/2013	10/01/2013	(4,244)	(4,244)

Total Sale-Buyback Transactions					$(120,866)

(2)	The average amount of borrowings while outstanding during the period ended September 30, 2013 was $73,049 at a weighted average interest rate of (0.445%).
(3)	Payable for sale-buyback transactions includes $36 of deferred price drop on sale-buyback transactions.

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	0.000%	10/01/2041	$6,700	$(7,422)	$(7,423)
Fannie Mae	2.500%	10/01/2028	22,000	(21,942)	(22,137)
Fannie Mae	3.000%	10/01/2028	16,000	(16,455)	(16,567)
Fannie Mae	4.000%	10/01/2043	454,000	(469,288)	(476,204)
Fannie Mae	4.500%	10/01/2028	8,000	(8,501)	(8,495)
Fannie Mae	4.500%	10/01/2043	326,000	(343,414)	(348,310)
Fannie Mae	5.500%	10/01/2043	152,650	(165,712)	(166,389)
Fannie Mae	6.000%	10/01/2043	81,000	(88,575)	(88,607)
Freddie Mac	4.000%	10/01/2043	150,000	(156,888)	(156,888)
Ginnie Mae	3.500%	10/01/2043	112,000	(115,084)	(115,080)
Ginnie Mae	5.000%	10/01/2043	154,500	(167,580)	(167,868)

Total Short Sales				$(1,560,861)	$(1,573,968)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of September 30, 2013:

(d)	Securities with an aggregate market value of $239,347 have been pledged as collateral under the terms of the following master agreements as of September 30, 2013.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
DEU	$0	$(25,000)	$0	$0	$(25,000)	$25,799	$799
GSC	0	(89,000)	0	0	(89,000)	91,710	2,710
SSB	15,000	0	0	0	15,000	(15,303)	(303)

Master Securities Forward Transactions Agreement
BCY	0	0	(30,509)	0	(30,509)	26,120	(4,389)
BOA	0	0	0	(510,614)	(510,614)	(12,900)	(523,514)
BPG	0	0	0	(1,087)	(1,087)	(360)	(1,447)
DEU	0	0	0	(14,862)	(14,862)	(1,030)	(15,892)
FOB	0	0	0	(285,365)	(285,365)	(7,500)	(292,865)
GRE	0	0	0	(28,848)	(28,848)	(6,580)	(35,428)
GSC	0	0	(90,357)	(171,110)	(261,467)	80,398	(181,069)
JPS	0	0	0	(189,893)	(189,893)	0	(189,893)
MSC	0	0	0	(103,325)	(103,325)	(2,120)	(105,445)
SAL	0	0	0	(268,864)	(268,864)	(6,490)	(275,354)

Total Borrowings and Other Financing Transactions	$15,000	$(114,000)	$(120,866)	$(1,573,968)

(4)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

132	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2013 (Unaudited)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
JPM	Put - OTC Fannie Mae 3.500% due 10/01/2043	$	98.000	10/03/2013	$ 222,000	$(1,379)	$0
	Call - OTC Fannie Mae 3.500% due 10/01/2043		101.000	10/03/2013	74,000	(312)	(710)
	Call - OTC Fannie Mae 4.000% due 11/01/2043		104.500	11/06/2013	72,000	(158)	(557)

Total Written Options						$(1,849)	$(1,267)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2013:

	Notional Amount	Premiums
Balance at 03/31/2013	$0	$0
Sales	626,000	(2,812)
Closing Buys	0	0
Expirations	(64,000)	130
Exercised	(194,000)	833

Balance at 09/30/2013	$368,000	$(1,849)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - BUY PROTECTION (1)

Counterparty	Reference Obligation	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
								Asset	Liability
BRC	Long Beach Mortgage Loan Trust 1-Month USD-LIBOR plus 1.400% due 02/25/2034	(1.190%	)	02/25/2034	$501	$ 0	$218	$218	$0
	Specialty Underwriting & Residential Finance 1-Month USD-LIBOR plus 1.300% due 02/25/2035	(1.240%	)	02/25/2035	589	0	362	362	0

CBK	CIFC Funding Ltd. 3-Month USD-LIBOR plus 1.600% due 10/20/2020	(2.150%	)	10/20/2020	5,000	0	278	278	0

GST	Telos CLO Ltd. 3-Month USD-LIBOR plus 1.700% due 10/11/2021	(2.500%	)	10/11/2021	1,500	0	141	141	0

JPM	Avenue CLO Fund Ltd. 3-Month USD-LIBOR plus 1.650% due 07/20/2018	(1.750%	)	07/20/2018	5,000	0	(10)	0	(10)
	Long Beach Mortgage Loan Trust 1-Month USD-LIBOR plus % due 09/15/2040	(1.170%	)	09/15/2040	4,000	0	1,593	1,593	0
	Octagon Investment Partners Ltd. 3-Month USD-LIBOR plus 1.400% due 10/18/2020	(1.850%	)	10/18/2020	1,000	0	89	89	0

MYC	Morgan Stanley ABS Capital 1-Month USD-LIBOR plus 1.700% due 12/27/2033	(1.390%	)	12/27/2033	467	0	24	24	0

UAG	Merrill Lynch Mortgage Trust % due 06/12/2043	(1.080%	)	06/12/2043	9,972	0	5,094	5,094	0

WNA	Race Point CLO Ltd. 3-Month USD-LIBOR plus 1.650% due 04/15/2020	(1.950%	)	04/15/2020	2,000	0	93	93	0

						$ 0	$7,882	$7,892	$(10)

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - SELL PROTECTION (2)

Counterparty	Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
							Asset	Liability
GST	Ameriquest Mortgage Securities, Inc. 1-Month USD-LIBOR plus 0.640% due 09/25/2034	0.960%	09/25/2034	$7,500	$ (2,550)	$2,531	$0	$(19)
	Bear Stearns Asset-Backed Securities Trust 1-Month USD-LIBOR plus 0.800% due 08/25/2034	0.800%	08/25/2034	6,500	(2,145)	1,987	0	(158)
	Countrywide Asset-Backed Certificates 1-Month USD-LIBOR plus 0.650% due 06/25/2035	0.650%	06/25/2035	8,000	(2,400)	1,797	0	(603)
	Encore Credit Receivables Trust 1-Month USD-LIBOR plus 0.460% due 07/25/2035	0.690%	07/25/2035	5,860	(2,050)	833	0	(1,217)
	Long Beach Mortgage Loan Trust 1-Month USD-LIBOR plus 0.700% due 10/25/2034	1.050%	10/25/2034	221	(71)	(3)	0	(74)
	Park Place Securities, Inc. 1-Month USD-LIBOR plus 0.740% due 12/25/2034	1.110%	12/25/2034	5,000	(1,600)	1,593	0	(7)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	133

Schedule of Investments PIMCO Mortgage Portfolio (Cont.)

Counterparty	Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
							Asset	Liability
	Residential Asset Mortgage Products Trust 1-Month USD-LIBOR plus 0.620% due 11/25/2034	0.620%	11/25/2034	$3,160	$ (885)	$780	$0	$(105)
	Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 0.950% due 04/25/2034	1.425%	04/25/2034	381	(153)	12	0	(141)
	Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 1.300% due 11/25/2034	1.950%	11/25/2034	3	(3)	0	0	(3)

					$ (11,857)	$9,530	$0	$(2,327)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (3)	Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value (4)
								Asset	Liability
BOA	CMBX.NA.AAA.4 Index	(0.350%	)	02/17/2051	$26,226	$ 4,533	$(3,722)	$811	$0
CBK	CMBX.NA.AAA.4 Index	(0.350%	)	02/17/2051	21,740	857	(185)	672	0
DUB	CMBX.NA.AAA.4 Index	(0.350%	)	02/17/2051	49,297	4,219	(2,695)	1,524	0
GST	CMBX.NA.AAA.4 Index	(0.350%	)	02/17/2051	9,859	1,085	(780)	305	0
JPM	CMBX.NA.AAA.4 Index	(0.350%	)	02/17/2051	47,325	8,086	(6,623)	1,463	0
MYC	CMBX.NA.AAA.4 Index	(0.350%	)	02/17/2051	90,707	6,387	(3,583)	2,804	0
RYL	CMBX.NA.AAA.4 Index	(0.350%	)	02/17/2051	986	155	(124)	31	0
UAG	CMBX.NA.AAA.4 Index	(0.350%	)	02/17/2051	5,916	396	(213)	183	0

						$ 25,718	$(17,925)	$7,793	$0

Total Swap Agreements						$ 13,861	$(513)	$15,685	$(2,337)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of September 30, 2013:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures (5)
BOA	$0	$0	$811	$811	$0	$0	$0	$0	$811	$(760)	$51
BRC	0	0	580	580	0	0	0	0	580	(750)	(170)
CBK	0	0	950	950	0	0	0	0	950	(910)	40
DUB	0	0	1,524	1,524	0	0	0	0	1,524	(1,420)	104
GST	0	0	446	446	0	0	(2,327)	(2,327)	(1,881)	(208)	(2,089)
JPM	0	0	3,145	3,145	0	(1,267)	(10)	(1,277)	1,868	(2,830)	(962)
MYC	0	0	2,828	2,828	0	0	0	0	2,828	(3,342)	(514)
RYL	0	0	31	31	0	0	0	0	31	0	31
UAG	0	0	5,277	5,277	0	0	0	0	5,277	(9,520)	(4,243)
WNA	0	0	93	93	0	0	0	0	93	(650)	(557)

Total Over the Counter	$0	$0	$15,685	$15,685	$0	$(1,267)	$(2,337)	$(3,604)

(5)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

134	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2013 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Swap Agreements	$0	$15,685	$0	$0	$0	$15,685

	$0	$15,685	$0	$0	$0	$15,685

Financial Derivative Instruments - Liabilities
Over the counter
Written Options	$0	$0	$0	$0	$1,267	$1,267
Swap Agreements	0	2,337	0	0	0	2,337

	$0	$2,337	$0	$0	$1,267	$3,604

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Written Options	$0	$0	$0	$0	$130	$130
Swap Agreements	0	382	0	0	0	382

	$0	$382	$0	$0	$130	$512

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Over the counter
Written Options	$0	$0	$0	$0	$581	$581
Swap Agreements	0	1,301	0	0	0	1,301

	$0	$1,301	$0	$0	$581	$1,882

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$0	$1,806	$0	$1,806
Municipal Bonds & Notes
Texas	0	1,353	0	1,353
U.S. Government Agencies	38,244	7,569,929	247,191	7,855,364
U.S. Treasury Obligations	0	119,362	0	119,362
Mortgage-Backed Securities	0	325,763	292,886	618,649
Asset-Backed Securities	0	300,725	523	301,248
Short-Term Instruments
Repurchase Agreements	0	15,000	0	15,000
U.S. Treasury Bills	0	1,090	0	1,090
	$38,244	$8,335,028	$540,600	$8,913,872

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$243	$0	$0	$243

Total Investments	$38,487	$8,335,028	$540,600	$8,914,115

Short Sales, at Value
U.S. Government Agencies	$0	$(1,573,968)	$0	$(1,573,968)

Financial Derivative Instruments - Assets
Over the counter	$0	$15,685	$0	$15,685

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(3,604)	$0	$(3,604)

Totals	$38,487	$6,773,141	$540,600	$7,352,228

There were no transfers between Level 1 and 2 during the period ended September 30, 2013.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	135

Schedule of Investments PIMCO Mortgage Portfolio (Cont.)

September 30, 2013 (Unaudited)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended September 30, 2013:

Category and Subcategory	Beginning Balance at 03/31/2013	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2013 (2)
Investments in Securities, at Value
U.S. Government Agencies	$263,528	$0	$(16,277)	$1	$(168)	$107	$0	$0	$247,191	$173
Mortgage-Backed Securities	287,149	21,508	(11,544)	418	1,003	(5,648)	0	0	292,886	(5,002)
Asset-Backed Securities	232	0	(103)	1	1	1	391	0	523	(1)

	$550,909	$21,508	$(27,924)	$420	$836	$(5,540)	$391	$0	$540,600	$(4,830)

Financial Derivative Instruments - Assets
Over the counter	$362	$0	$0	$0	$0	$(269)	$0	$(93)	$0	$0

Totals	$551,271	$21,508	$(27,924)	$420	$836	$(5,809)	$391	$(93)	$540,600	$(4,830)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
U.S. Government Agencies	$3,941	Benchmark Pricing	Base Price	97.25-100.00
	243,250	Third Party Vendor	Broker Quote	99.75-100.94
Mortgage-Backed Securities	292,886	Third Party Vendor	Broker Quote	34.47-95.00
Asset-Backed Securities	523	Benchmark Pricing	Base Price	14.59-101.75

Total	$540,600

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

136	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO Municipal Sector Portfolio

September 30, 2013 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 97.5%

MUNICIPAL BONDS & NOTES 97.4%

ALABAMA 0.2%
Birmingham, Alabama Special Care Facilities Financing Authority Revenue Bonds, (AGC Insured), Series 2009
6.000% due 06/01/2039	$500	$552

ALASKA 0.9%
Matanuska-Susitna Borough, Alaska Revenue Bonds, (AGC Insured), Series 2009
6.000% due 09/01/2032	1,970	2,177

ARIZONA 2.0%
Salt Verde Financial Corp., Arizona Revenue Bonds, Series 2007
5.000% due 12/01/2032	5,000	5,012

CALIFORNIA 18.8%
Alameda Corridor Transportation Authority, California Revenue Bonds, (NPFGC Insured), Series 1999
6.600% due 10/01/2029	10,000	10,571
Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	350	397
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	100	123
6.918% due 04/01/2040	365	442
California Health Facilities Financing Authority Revenue Bonds, Series 2008
5.250% due 11/15/2040	12,500	12,993
5.500% due 11/15/2040	8,500	8,989
California State Public Works Board Revenue Bonds, Series 2011
5.000% due 10/01/2028	2,500	2,649
Long Beach Bond Finance Authority, California Revenue Bonds, Series 2007
5.500% due 11/15/2027	1,000	1,082
Los Angeles Community College District, California General Obligation Bonds, (NPFGC/FGIC Insured), Series 2007
5.000% due 08/01/2027	1,200	1,283
Los Angeles, California Wastewater System Revenue Bonds, Series 2009
5.375% due 06/01/2039	4,000	4,337
San Diego County, California Water Authority Certificates of Participation Bonds, (AGM Insured), Series 2008
5.000% due 05/01/2038	3,900	4,078
Santa Cruz County, California Redevelopment Agency Tax Allocation Bonds, Series 2009
7.000% due 09/01/2036	250	284
Sonoma County, California Revenue Bonds, Series 2010
6.000% due 12/01/2029	150	152

		47,380

COLORADO 1.2%
Colorado Health Facilities Authority Revenue Bonds, (AGM Insured), Series 2003
5.500% due 05/15/2030	3,000	3,104

DISTRICT OF COLUMBIA 5.2%
District of Columbia Revenue Bonds, Series 2009
5.750% due 10/01/2039	10,000	10,548

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
District of Columbia Water & Sewer Authority Revenue Bonds, Series 2009
5.500% due 10/01/2039	$2,500	$2,655

		13,203

FLORIDA 0.8%
Florida State Board of Governors Revenue Bonds, Series 2008
6.500% due 07/01/2033	1,285	1,489
Jacksonville Economic Development Commission, Florida Revenue Bonds, Series 2007
5.300% due 05/01/2037	500	464

		1,953

GEORGIA 2.9%
DeKalb County, Georgia Water & Sewerage Revenue Bonds, Series 2011
5.250% due 10/01/2036	7,000	7,340

ILLINOIS 12.6%
Illinois Finance Authority Revenue Bonds, Series 2009
5.500% due 08/15/2036	3,000	3,191
Illinois Finance Authority Revenue Bonds, Series 2010
5.500% due 04/01/2044	1,500	1,585
Illinois Finance Authority Revenue Bonds, Series 2011
6.000% due 08/15/2041	1,200	1,310
Illinois Sports Facilities Authority Revenue Bonds, (AMBAC Insured), Series 2001
5.500% due 06/15/2030	9,250	9,636
Illinois State Toll Highway Authority Revenue Bonds, Series 2008
5.500% due 01/01/2033	8,905	9,496
Railsplitter Tobacco Settlement Authority, Illinois Revenue Bonds, Series 2010
6.000% due 06/01/2028	6,205	6,620

		31,838

LOUISIANA 2.0%
Louisiana Public Facilities Authority Revenue Bonds, Series 2011
6.500% due 05/15/2037	4,810	5,146

MARYLAND 1.6%
Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2008
6.000% due 01/01/2043	1,600	1,609
Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2009
6.750% due 07/01/2039	2,000	2,313

		3,922

MICHIGAN 0.9%
Detroit, Michigan Water Supply System Revenue Bonds, (NPFGC Insured), Series 2003
5.000% due 07/01/2034	125	113
Michigan State Hospital Finance Authority Revenue Bonds, Series 2008
5.750% due 05/15/2038	2,000	2,147

		2,260

NEBRASKA 2.7%
Central Plains Energy Project, Nebraska Revenue Bonds, Series 2012
5.250% due 09/01/2037	6,635	6,682

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW JERSEY 11.7%
New Jersey Economic Development Authority Revenue Bonds, (AGC Insured), Series 2009
5.500% due 12/15/2034	$5,500	$5,937
New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2011
6.000% due 07/01/2037	1,500	1,672
New Jersey State Turnpike Authority Revenue Bonds, Series 2009
5.000% due 01/01/2031	7,850	8,249
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2011
5.000% due 06/15/2026	3,000	3,259
5.250% due 06/15/2025	5,310	5,909
Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2007
4.750% due 06/01/2034	6,000	4,395

		29,421

NEW YORK 11.2%
Erie County, New York Industrial Development Agency Revenue Bonds, Series 2011
5.250% due 05/01/2025	3,000	3,387
Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2011
5.750% due 02/15/2047	1,500	1,590
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2009
5.000% due 11/15/2034	2,500	2,604
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2011
5.000% due 11/15/2033	5,000	5,165
New York City, New York Transitional Finance Authority Building Aid Revenue Bonds, Series 2009
5.375% due 01/15/2034	1,905	2,093
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2013
5.000% due 02/01/2025	3,000	3,456
New York City, New York Water & Sewer System Revenue Bonds, Series 2009
5.000% due 06/15/2039	500	517
New York Liberty Development Corp. Revenue Bonds, Series 2011
5.000% due 12/15/2041	3,000	3,061
5.750% due 11/15/2051	2,000	2,140
New York State Dormitory Authority Revenue Bonds, (AGC Insured), Series 2011
5.250% due 10/01/2025	1,455	1,625
Port Authority of New York & New Jersey Revenue Bonds, Series 2008
5.750% due 11/01/2030	2,300	2,528

		28,166

OHIO 3.8%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2009
6.449% due 02/15/2044	250	269
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
6.000% due 06/01/2042	6,100	4,691
Franklin County, Ohio Revenue Bonds, Series 2013
5.000% due 05/15/2029	2,350	2,486
Ohio State Turnpike Commission Revenue Bonds, Series 2013
5.000% due 02/15/2027	2,000	2,161

		9,607

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	137

Schedule of Investments PIMCO Municipal Sector Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PENNSYLVANIA 0.8%
Reading Area Water Authority, Pennsylvania Revenue Bonds, Series 2011
5.000% due 12/01/2031	$2,000	$2,059

RHODE ISLAND 0.6%
Tobacco Settlement Financing Corp. Rhode Island Revenue Bonds, Series 2002
6.250% due 06/01/2042	1,425	1,424

SOUTH CAROLINA 2.0%
South Carolina State Public Service Authority Revenue Bonds, Series 2013
5.500% due 12/01/2053 (a)	5,000	5,101

TENNESSEE 1.2%
Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2025	3,000	3,118

TEXAS 12.2%
Conroe Independent School District, Texas General Obligation Bonds, Series 2009
5.750% due 02/15/2035	5,000	5,528
Grand Parkway Transportation Corp., Texas Revenue Bonds, Series 2013
5.000% due 04/01/2053	7,500	7,323

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
North Texas Tollway Authority Revenue Bonds, Series 2011
5.500% due 09/01/2041	$1,500	$1,619
SA Energy Acquisition Public Facility Corp., Texas Revenue Bonds, Series 2007
5.500% due 08/01/2027	2,000	2,107
Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2009
6.250% due 11/15/2029	8,000	8,966
Texas State General Obligation Bonds, Series 2011
5.000% due 08/01/2031	5,000	5,323

		30,866

WASHINGTON 2.0%
King County, Washington Public Hospital District No. 1 General Obligation Bonds, Series 2008
5.250% due 12/01/2037	2,000	2,064
Washington Health Care Facilities Authority Revenue Bonds, Series 2009
7.375% due 03/01/2038	2,500	2,968

		5,032

WISCONSIN 0.1%
Wisconsin State General Obligation Bonds, (NPFGC Insured), Series 2006
5.000% due 05/01/2037	130	132

Total Municipal Bonds & Notes (Cost $231,047)		245,495

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (b) 0.1%
		$349

Total Short-Term Instruments (Cost $349)		349

Total Investments in Securities (Cost $231,396)		245,844

	SHARES
INVESTMENTS IN AFFILIATES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.1%
PIMCO Short-Term Floating NAV Portfolio	16,800	168

Total Short-Term Instruments (Cost $168)		168

Total Investments in Affiliates (Cost $168)		168

Total Investments 97.6% (Cost $231,564)		$246,012

Other Assets and Liabilities, net 2.4%		6,137

Net Assets 100.0%		$252,149

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	09/30/2013	10/01/2013	$349	Freddie Mac 2.080% due 10/17/2022	$(357)	$349	$349

Total Repurchase Agreements						$(357)	$349	$349

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of September 30, 2013:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$349	$0	$0	$0	$349	$(357)	$(8)

Total Borrowings and Other Financing Transactions	$349	$0	$0	$0

(2)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

138	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2013 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(775)	$(775)

Over the counter
Swap Agreements	$0	$(560)	$0	$0	$0	$(560)

	$0	$(560)	$0	$0	$(775)	$(1,335)

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$198	$198

Over the counter
Swap Agreements	$0	$511	$0	$0	$0	$511

	$0	$511	$0	$0	$198	$709

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$552	$0	$552
Alaska	0	2,177	0	2,177
Arizona	0	5,012	0	5,012
California	0	47,380	0	47,380
Colorado	0	3,104	0	3,104
District of Columbia	0	13,203	0	13,203
Florida	0	1,953	0	1,953
Georgia	0	7,340	0	7,340
Illinois	0	31,838	0	31,838
Louisiana	0	5,146	0	5,146
Maryland	0	3,922	0	3,922
Michigan	0	2,260	0	2,260
Nebraska	0	6,682	0	6,682
New Jersey	0	29,421	0	29,421
New York	0	28,166	0	28,166
Ohio	0	9,607	0	9,607

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Pennsylvania	$0	$2,059	$0	$2,059
Rhode Island	0	1,424	0	1,424
South Carolina	0	5,101	0	5,101
Tennessee	0	3,118	0	3,118
Texas	0	30,866	0	30,866
Washington	0	5,032	0	5,032
Wisconsin	0	132	0	132
Short-Term Instruments
Repurchase Agreements	0	349	0	349
	$0	$245,844	$0	$245,844

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$168	$0	$0	$168

Total Investments	$168	$245,844	$0	$246,012

There were no transfers between Level 1 and 2 during the period ended September 30, 2013.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	139

Schedule of Investments PIMCO Real Return Portfolio

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 107.2%

CORPORATE BONDS & NOTES 0.2%

BANKING & FINANCE 0.2%
GATX Financial Corp.
5.800% due 03/01/2016	$1,000	$1,096
SLM Corp. CPI Linked Bond
3.318% due 04/01/2014 (a)	200	202
3.518% due 03/01/2014 (a)	2,824	2,823
3.754% due 02/12/2016 (a)	1,140	1,126

Total Corporate Bonds & Notes (Cost $4,979)		5,247

MUNICIPAL BONDS & NOTES 0.0%

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	335	265

Total Municipal Bonds & Notes (Cost $321)		265

U.S. GOVERNMENT AGENCIES 0.9%
Fannie Mae
3.000% due 10/01/2043 - 11/01/2043	27,000	26,329

Total U.S. Government Agencies (Cost $26,237)		26,329

U.S. TREASURY OBLIGATIONS 100.8%
U.S. Treasury Inflation Protected Securities (a)
0.125% due 04/15/2016	127,946	131,395
0.125% due 04/15/2017 (e)(g)	185,635	191,574
0.125% due 04/15/2018	54,871	56,573
0.125% due 01/15/2022 (e)	1,290	1,275
0.125% due 07/15/2022 (c)	127,379	125,598
0.125% due 01/15/2023 (c)(e)(g)	149,371	145,427
0.375% due 07/15/2023 (c)(e)(g)	63,337	63,055
0.500% due 04/15/2015	136,461	139,521
0.625% due 07/15/2021	98,615	102,749
0.625% due 02/15/2043	13,919	11,433
1.125% due 01/15/2021	112,048	120,728

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.250% due 04/15/2014		$18,322	$18,484
1.250% due 07/15/2020		188,194	206,094
1.375% due 01/15/2020		75,615	83,009
1.625% due 01/15/2015		85,769	88,704
1.750% due 01/15/2028		153,784	172,478
1.875% due 07/15/2015		6,245	6,597
1.875% due 07/15/2019		5,361	6,078
2.000% due 01/15/2014 (c)(e)(g)		116,939	117,561
2.000% due 01/15/2016		101,250	108,346
2.000% due 01/15/2026 (c)(e)		229,017	264,604
2.125% due 01/15/2019		15,667	17,798
2.125% due 02/15/2040		16,860	19,972
2.375% due 01/15/2017		29,074	32,270
2.375% due 01/15/2025 (c)		181,145	216,482
2.375% due 01/15/2027		99,697	120,127
2.500% due 01/15/2029		108,387	133,421
2.625% due 07/15/2017		11,722	13,312
3.375% due 04/15/2032		16,450	23,072
3.625% due 04/15/2028		43	60
3.875% due 04/15/2029		108,844	156,297

Total U.S. Treasury Obligations (Cost $2,916,844)			2,894,094

MORTGAGE-BACKED SECURITIES 0.1%
Wells Fargo Mortgage-Backed Securities Trust
2.630% due 10/25/2035		2,193	2,216

Total Mortgage-Backed Securities (Cost $2,029)			2,216

SOVEREIGN ISSUES 5.1%
Instituto de Credito Oficial
1.971% due 03/25/2014	EUR	9,400	12,808
Italy Buoni Poliennali Del Tesoro
1.700% due 09/15/2018 (a)		17,867	23,605
New South Wales Treasury Corp. CPI Linked Bond
2.500% due 11/20/2035 (a)	AUD	2,200	2,298
2.750% due 11/20/2025 (a)		29,300	33,841
Republic of Germany
0.750% due 04/15/2018 (a)	EUR	35,982	51,524
United Kingdom Gilt
2.500% due 07/26/2016 (a)	GBP	2,100	11,640

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Xunta de Galicia
5.763% due 04/03/2017	EUR	3,800	$5,522
6.131% due 04/03/2018		2,300	3,442

Total Sovereign Issues (Cost $147,426)			144,680

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (b) 0.1%
			2,390

U.S. TREASURY BILLS 0.0%
0.135% due 05/29/2014 (g)		$159	159

Total Short-Term Instruments (Cost $2,549)			2,549

Total Investments in Securities (Cost $3,100,385)			3,075,380

		SHARES
INVESTMENTS IN AFFILIATES 2.2%

SHORT-TERM INSTRUMENTS 2.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.2%
PIMCO Short-Term Floating NAV Portfolio		6,385,827	63,903

Total Short-Term Instruments (Cost $63,903)			63,903

Total Investments in Affiliates (Cost $63,903)			63,903

Total Investments 109.4% (Cost $3,164,288)			$3,139,283

Financial Derivative Instruments (d)(f) (0.2%) (Cost or Premiums, net $(1,385))			(5,094)

Other Assets and Liabilities, net (9.2%)			(263,626)

Net Assets 100.0%			$2,870,563

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	09/30/2013	10/01/2013	$2,390	Freddie Mac 2.080% due 10/17/2022	$(2,441)	$2,390	$2,390

Total Repurchase Agreements						$(2,441)	$2,390	$2,390

(1)	Includes accrued interest.

140	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2013 (Unaudited)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BOM	0.090%	09/09/2013	10/03/2013	$(19,669)	$(19,670)
	0.100%	09/10/2013	10/07/2013	(6,864)	(6,864)
	0.100%	09/18/2013	10/02/2013	(15,124)	(15,124)
BSN	0.100%	09/17/2013	10/01/2013	(7,817)	(7,818)
	0.160%	05/09/2013	10/16/2013	(32,625)	(32,646)
JPS	0.130%	08/13/2013	10/08/2013	(11,371)	(11,373)
TDM	0.200%	09/20/2013	10/03/2014	(149,952)	(149,961)

Total Reverse Repurchase Agreements					$(243,456)

(2)	The average amount of borrowings while outstanding during the period ended September 30, 2013 was $152,189 at a weighted average interest rate of 0.149%.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of September 30, 2013:

(c)	Securities with an aggregate market value of $248,785 have been pledged as collateral under the terms of the following master agreements as of September 30, 2013.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BOM	$0	$(41,658)	$0	$0	$(41,658)	$41,665	$7
BSN	0	(40,464)	0	0	(40,464)	40,645	181
JPS	0	(11,373)	0	0	(11,373)	11,465	92
SSB	2,390	0	0	0	2,390	(2,441)	(51)
TDM	0	(149,961)	0	0	(149,961)	150,402	441

Master Securities Forward Transactions Agreement
MSC	0	0	0	0	0	(595)	(595)

Total Borrowings and Other Financing Transactions	$2,390	$(243,456)	$0	$0

(3)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar March Futures	Long	03/2016	1,102	$(967)	$55	$0
90-Day Eurodollar March Futures	Long	03/2017	593	(227)	8	0
90-Day Eurodollar September Futures	Long	09/2015	506	(361)	32	0
U.S. Treasury 5-Year Note December Futures	Long	12/2013	1,412	2,651	99	0
U.S. Treasury Long Bond December Futures	Short	12/2013	36	(144)	2	0

Total Futures Contracts				$952	$196	$0

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Pay	3-Month USD-LIBOR	1.500%	09/16/2016	$ 52,700	$81	$182	$9	$0
Receive	3-Month USD-LIBOR	2.750%	06/19/2043	38,500	6,496	4,020	6	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043	87,800	3,346	(1,316)	16	(1)
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY 5,770,000	(826)	(382)	0	(60)

Total Swap Agreements					$9,097	$2,504	$31	$(61)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	141

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2013:

(e)	Securities with an aggregate market value of $11,732 and cash of $328 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2013. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability			Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$196	$31	$227	$0	$0		$(61)		$(61)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	10/2013	$		7,191		JPY	710,998	$43	$0

BRC	10/2013			40,755		AUD	43,776	83	0
	11/2013		AUD	43,776	$		40,667	0	(83)

CBK	10/2013			43,776			39,241	0	(1,598)
	12/2013		EUR	73,528			97,564	0	(1,929)

GLM	10/2013		JPY	948,400			9,602	1	(48)

RYL	12/2013		GBP	7,245			11,316	0	(406)

Total Forward Foreign Currency Contracts								$127	$(4,064)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.500%	10/28/2013	$	53,700	$(149)	$(363)

RYL	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500%	01/27/2014		116,100	(777)	(543)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500%	01/27/2014		116,100	(1,261)	(546)

								$(2,187)	$(1,452)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (4)	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$12,000	$(107)	$(15)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	2,800	(36)	(3)

DUB	Floor - OTC CPURNSA Index	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	16,300	(160)	(21)
	Floor - OTC YOY CPURNSA Index	0.000	Maximum of [(1 + 0.000%) - (Final Index/Initial Index)] or 0	01/22/2018	4,500	(44)	(28)

						$(347)	$(67)

Total Written Options						$(2,534)	$(1,519)

(4)	YOY options may have a series of expirations.

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2013:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in JPY		Premiums
Balance at 03/31/2013	98	$595,400	EUR	169,300	JPY	0	$(3,539)
Sales	350	802,400		0		2,840,000	(5,510)
Closing Buys	(49)	(308,600)		(29,800)		0	1,588
Expirations	(175)	(374,900)		(139,500)		(2,840,000)	3,156
Exercised	(224)	(392,800)		0		0	1,771

Balance at 09/30/2013	0	$321,500	EUR	0	JPY	0	$(2,534)

142	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2013 (Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2013 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
CBK	GATX Financial Corp.	(1.070%	)	03/20/2016	0.341%	$ 1,000	$0	$(18)	$0	$(18)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2021	EUR	2,100	$(7)	$17	$10	$0

BPS	Pay	1-Month EUR-FRCPXTOB Index	1.900%	07/25/2016		14,900	102	404	506	0
	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021		5,700	25	178	203	0
	Pay	1-Month EUR-FRCPXTOB Index	2.100%	07/25/2021		5,500	(54)	286	232	0
	Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022	$	48,600	802	(1,555)	0	(753)

BRC	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2021	EUR	14,800	(100)	170	70	0
	Receive	3-Month USD-CPURNSA Index	1.950%	09/16/2016	$	6,000	0	(12)	0	(12)

CBK	Pay	1-Month EUR-FRCPXTOB Index	2.000%	02/01/2018	EUR	1,500	0	48	48	0
	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021		2,400	37	48	85	0
	Receive	3-Month USD-CPURNSA Index	2.250%	07/15/2017	$	39,600	9	(823)	0	(814)

DUB	Pay	1-Month EUR-FRCPXTOB Index	2.000%	02/01/2018	EUR	1,500	1	48	49	0
	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021		6,700	125	113	238	0
	Receive	3-Month USD-CPURNSA Index	2.360%	01/28/2017	$	18,600	0	(401)	0	(401)
	Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022		15,500	180	(420)	0	(240)

FBF	Pay	1-Month EUR-FRCPXTOB Index	1.950%	09/01/2017	EUR	2,700	16	82	98	0
	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021		2,100	3	71	74	0

GLM	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021		7,600	65	205	270	0
	Receive	3-Month USD-CPURNSA Index	1.860%	09/09/2016	$	11,500	16	(9)	8	0
	Receive	3-Month USD-CPURNSA Index	2.115%	08/16/2017		6,700	0	(24)	0	(25)

JPM	Pay	1-Month EUR-FRCPXTOB Index	2.100%	07/25/2021	EUR	2,500	(24)	130	106	0
	Receive	3-Month USD-CPURNSA Index	1.890%	09/06/2016	$	10,300	0	(3)	0	(3)

MYC	Pay	1-Month EUR-FRCPXTOB Index	2.000%	02/01/2018	EUR	5,300	2	170	172	0

RYL	Pay	1-Month EUR-FRCPXTOB Index	2.000%	02/01/2018		1,600	2	50	52	0
	Pay	1-Month EUR-FRCPXTOB Index	2.100%	07/25/2021		2,500	(24)	130	106	0

SOG	Pay	1-Month EUR-FRCPXTOB Index	2.100%	07/25/2021		3,200	(27)	162	135	0

							$1,149	$(935)	$2,462	$(2,248)

Total Swap Agreements							$1,149	$(953)	$2,462	$(2,266)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2013:

(g)	Securities with an aggregate market value of $6,380 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures (4)
BOA	$43	$0	$10	$53	$0	$0	$0	$0	$53	$0	$53
BPS	0	0	941	941	0	0	(753)	(753)	188	(300)	(112)
BRC	83	0	70	153	(83)	0	(12)	(95)	58	0	58

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	143

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures (4)
CBK	$0	$0	$133	$133	$(3,527)	$(18)	$(832)	$(4,377)	$(4,244)	$4,227	$(17)
DUB	0	0	287	287	0	(49)	(641)	(690)	(403)	342	(61)
FBF	0	0	172	172	0	0	0	0	172	0	172
GLM	1	0	278	279	(48)	(363)	(25)	(436)	(157)	414	257
JPM	0	0	106	106	0	0	(3)	(3)	103	0	103
MYC	0	0	172	172	0	0	0	0	172	(678)	(506)
RYL	0	0	158	158	(406)	(1,089)	0	(1,495)	(1,337)	1,397	60
SOG	0	0	135	135	0	0	0	0	135	0	135

Total Over the Counter	$127	$0	$2,462	$2,589	$(4,064)	$(1,519)	$(2,266)	$(7,849)

(4)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$196	$196
Swap Agreements	0	0	0	0	31	31

	$0	$0	$0	$0	$227	$227

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$127	$0	$127
Swap Agreements	0	0	0	0	2,462	2,462

	$0	$0	$0	$127	$2,462	$2,589

	$0	$0	$0	$127	$2,689	$2,816

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$61	$61

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,064	$0	$4,064
Written Options	0	0	0	0	1,519	1,519
Swap Agreements	0	18	0	0	2,248	2,266

	$0	$18	$0	$4,064	$3,767	$7,849

	$0	$18	$0	$4,064	$3,828	$7,910

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$73	$73
Futures	0	0	0	0	(1,801)	(1,801)
Swap Agreements	0	0	0	0	(6,342)	(6,342)

	$0	$0	$0	$0	$(8,070)	$(8,070)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,332	$0	$4,332
Purchased Options	0	0	0	231	0	231
Written Options	0	0	0	173	2,276	2,449
Swap Agreements	0	(5)	0	0	1,245	1,240

	$0	$(5)	$0	$4,736	$3,521	$8,252

	$0	$(5)	$0	$4,736	$(4,549)	$182

144	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2013 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(15)	$(15)
Futures	0	0	0	0	907	907
Swap Agreements	0	0	0	0	2,846	2,846

	$0	$0	$0	$0	$3,738	$3,738

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4,406)	$0	$(4,406)
Purchased Options	0	0	0	63	0	63
Written Options	0	0	0	(322)	(594)	(916)
Swap Agreements	0	(2)	0	0	(1,798)	(1,800)

	$0	$(2)	$0	$(4,665)	$(2,392)	$(7,059)

	$0	$(2)	$0	$(4,665)	$1,346	$(3,321)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$5,247	$0	$5,247
Municipal Bonds & Notes
West Virginia	0	265	0	265
U.S. Government Agencies	0	26,329	0	26,329
U.S. Treasury Obligations	0	2,894,094	0	2,894,094
Mortgage-Backed Securities	0	2,216	0	2,216
Sovereign Issues	0	144,680	0	144,680
Short-Term Instruments
Repurchase Agreements	0	2,390	0	2,390
U.S. Treasury Bills	0	159	0	159
	$0	$3,075,380	$0	$3,075,380

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$63,903	$0	$0	$63,903

Total Investments	$63,903	$3,075,380	$0	$3,139,283

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$196	$31	$0	$227
Over the counter	0	2,589	0	2,589

	$196	$2,620	$0	$2,816

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(61)	0	(61)
Over the counter	0	(7,782)	(67)	(7,849)

	$0	$(7,843)	$(67)	$(7,910)

Totals	$64,099	$3,070,157	$(67)	$3,134,189

There were no transfers between Level 1 and 2 during the period ended September 30, 2013.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended September 30, 2013:

Category and Subcategory	Beginning Balance at 03/31/2013	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2013 (2)
Financial Derivative Instruments - Liabilities
Over the counter	$(98)	$0	$0	$0	$0	$31	$0	$0	$(67)	$31

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Financial Derivative Instruments - Liabilities
Over the counter	$(67)	Indicative Market Quotation	Broker Quote	0.12-0.61

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	145

Schedule of Investments PIMCO Senior Floating Rate Portfolio

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 116.4%

BANK LOAN OBLIGATIONS 97.6%
ABC Supply Co., Inc.
3.500% due 04/16/2020	$900	$895
Acosta, Inc.
5.000% due 03/02/2018	550	552
Activision Blizzard, Inc.
3.250% due 09/12/2020	750	751
Advantage Sales & Marketing, Inc.
4.250% due 11/24/2017	300	301
AES Corp.
3.750% due 05/27/2018	660	664
Air Medical Group Holdings, Inc.
6.500% due 05/29/2018	700	708
Albertson’s LLC
4.250% due 03/21/2016	688	691
4.750% due 03/21/2019	200	199
Alcatel-Lucent USA, Inc.
5.750% due 01/30/2019	700	707
Alliant Holdings, Inc.
5.000% due 12/20/2019	575	578
Allison Transmission, Inc.
3.750% due 08/23/2019	675	677
Allnex USA, Inc.
4.500% due 10/03/2019	499	500
AMC Entertainment, Inc.
3.500% due 04/30/2020	124	124
American Renal Holdings, Inc.
4.500% due 08/20/2019	499	494
AmWINS Group, Inc.
5.000% due 02/22/2020	550	553
Ancestry.com, Inc.
4.250% due 05/15/2018	23	22
5.250% due 12/28/2018	109	110
Apex Tool Group LLC
4.500% due 02/01/2020	749	752
Apria Healthcare Group, Inc.
6.750% due 04/05/2020	500	505
ARAMARK Corp.
0.020% - 2.025% due 01/26/2014	1	1
0.029% - 3.748% due 07/26/2016	41	41
Arch Coal, Inc.
5.750% due 05/16/2018	49	48
Ardent Medical Services, Inc.
6.750% due 07/02/2018	275	277
Asurion LLC
4.500% due 05/24/2019	377	374
Atlantic Aviation FBO, Inc.
3.250% due 06/01/2020	100	100
Atlantic Broadband Finance, LLC
3.250% due 11/29/2019	25	25
August LuxUK Holding Co. SARL
5.000% due 04/27/2018	12	12
August U.S. Holding Company, Inc.
5.000% due 04/27/2018	9	9
AWAS Finance Luxembourg S.A.
3.500% due 07/16/2018	146	146
Axalta Coating Systems US Holdings Inc
4.750% due 02/01/2020	698	701
Belden, Inc.
3.750% due 09/25/2020	250	251
Berlin Packaging LLC
4.750% due 04/03/2019	300	301
Biomet, Inc.
3.679% - 4.001% due 07/25/2017	1,058	1,063

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BMC Software Finance, Inc.
5.000% due 09/10/2020	$1,100	$1,100
Boyd Gaming Corp.
4.000% due 08/14/2020	700	700
Brickman Group Holdings, Inc.
3.259% due 10/14/2016	25	25
4.000% due 09/28/2018	25	25
Bright Horizons Family Solutions, Inc.
4.000% - 5.250% due 01/30/2020	25	25
Caesars Entertainment Operating Co.
5.429% due 01/28/2018	24	22
Calpine Construction Finance Co. LP
3.000% due 05/03/2020	100	98
Calpine Corp.
4.000% due 04/01/2018	549	550
Capsugel Holdings US, Inc.
0.000% due 08/01/2018	199	199
Catalent Pharma Solutions, Inc.
3.679% due 09/15/2016	24	25
CCC Information Services, Inc.
4.000% due 12/20/2019	189	188
Cequel Communications LLC
3.500% due 02/14/2019	249	249
Ceramtec
1.000% due 08/30/2020	36	37
Ceridian Corp.
4.429% due 05/09/2017	50	50
Clear Channel Communications, Inc.
3.829% due 01/29/2016	1,150	1,087
CNO Financial Group, Inc.
3.750% due 09/28/2018	46	47
Cole Haan, Inc.
5.750% due 02/01/2020	350	352
Colfax Corp.
3.250% due 01/11/2019	898	899
Commercial Barge Line Co.
7.500% - 8.500% due 09/15/2019	249	242
CommScope, Inc.
3.750% due 01/14/2018	1,347	1,351
Community Health Systems, Inc.
0.038% - 3.761% due 01/25/2017	3	3
Compass Investors Inc.
5.000% due 12/27/2019	375	377
Convatec, Inc.
4.000% due 12/22/2016	374	377
Covanta Energy Corp.
3.500% due 03/28/2019	49	50
Covis Pharma Holdings SARL
6.000% due 04/04/2019	350	349
CPG International, Inc.
3.750% due 09/04/2014	150	149
4.750% due 09/30/2020	500	498
5.750% due 09/21/2019	350	350
Crown Castle Operating Co.
3.250% due 01/31/2019	298	295
CSC Holdings, Inc.
2.679% due 04/17/2020	249	247
Cunningham Lindsey U.S., Inc.
5.000% due 12/07/2019	50	50
David’s Bridal, Inc.
5.000% due 10/11/2019	375	377
DaVita, Inc.
4.000% due 11/01/2019	598	601
4.500% due 10/20/2016	399	401
Del Monte Foods Co.
4.000% due 03/08/2018	315	315

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Dell, Inc.
3.750% due 09/24/2018	$500	$498
4.500% due 03/24/2020	850	837
DJO Finance LLC
4.750% due 09/15/2017	375	376
Dole Food Co., Inc.
3.750% - 5.000% due 04/01/2020	100	99
Dunkin’ Brands, Inc.
3.750% - 5.000% due 02/14/2020	48	48
Dynegy Holdings, Inc.
4.000% due 04/23/2020	441	441
Eagle Spinco, Inc.
3.500% due 01/28/2017	49	50
Endo Health Solutions, Inc.
4.000% due 06/17/2018	9	9
Envision Healthcare Corp.
4.000% due 05/25/2018	901	902
EP Energy LLC
3.500% due 05/24/2018	33	33
Federal-Mogul Corp.
0.021% - 2.118% due 12/27/2014	56	55
First Data Corp.
4.180% due 03/24/2017	1,100	1,096
4.180% due 09/24/2018	25	25
FMG Resources Pty. Ltd.
5.250% due 10/18/2017	42	43
Foxco Acquisition Sub LLC
5.500% due 07/14/2017	888	894
Freescale Semiconductor, Inc.
4.750% due 12/01/2016	375	377
5.000% due 03/01/2020	474	477
5.000% due 01/15/2021	250	251
Gardner Denver, Inc.
4.250% due 07/30/2020	1,275	1,265
Generac Power Systems, Inc.
3.500% due 05/31/2020	450	447
Genesys Telecom Holdings, U.S., Inc.
4.000% due 02/08/2020	149	149
Getty Images, Inc.
4.750% due 10/18/2019	896	802
GFA Brands, Inc.
5.000% due 07/09/2020	375	376
Goodyear Tire & Rubber Co.
4.750% due 04/30/2019	500	504
Gray Television, Inc.
0.048% - 4.750% due 10/12/2019	600	604
Grifols, Inc.
4.250% due 06/01/2017	247	249
H.J. Heinz Co.
3.500% due 06/05/2020	1,845	1,855
HCA, Inc.
2.929% due 05/01/2018	350	350
HD Supply, Inc.
4.500% due 10/12/2017	896	900
Health Management Associates, Inc.
3.500% due 11/18/2018	247	247
Hertz Corp.
3.000% due 03/11/2018	242	242
Hilton Worldwide Finance LLC
1.000% due 09/23/2020	1,500	1,500
Hologic, Inc.
3.750% due 08/01/2019	650	653
Hub International Ltd.
3.625% due 06/13/2017	99	99
4.750% due 09/17/2020	500	502

146	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2013 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IASIS Healthcare LLC
4.500% due 05/03/2018	$896	$903
IMG Worldwide, Inc.
5.500% due 06/16/2016	670	672
IMS Health, Inc.
3.750% due 09/01/2017	29	29
Intelsat Jackson Holdings S.A.
4.250% due 04/02/2018	749	752
J Crew Group, Inc.
4.000% due 03/07/2018	599	598
Jarden Corp.
1.000% due 09/30/2020	200	200
JMC Steel Group
4.750% due 04/01/2017	523	525
KAR Auction Services, Inc.
3.750% due 05/19/2017	350	352
Kasima LLC
3.250% due 05/17/2021	100	100
Keystone Automotive Operations, Inc.
7.000% due 08/13/2019	350	352
Kronos, Inc.
4.500% due 10/30/2019	350	352
Leslie’s Poolmart, Inc.
5.250% due 10/16/2019	49	49
Level 3 Financing, Inc.
4.000% due 01/15/2020	500	501
Light Tower Fiber LLC
4.500% due 04/01/2020	150	150
Live Nation Entertainment, Inc.
3.500% due 08/16/2020	750	749
LPL Holdings, Inc.
3.250% due 03/29/2019	72	72
Manitowoc Co., Inc.
2.938% due 05/13/2016	39	39
4.250% due 11/13/2017	9	9
MGM Resorts International, Inc.
3.500% due 12/20/2019	550	548
Michael Foods Group, Inc.
4.250% due 02/25/2018	68	68
Michaels Stores, Inc.
3.750% due 01/28/2020	724	727
Multi Packaging Solutions, Inc.
4.250% due 08/15/2020	25	25
MultiPlan, Inc.
4.000% due 08/18/2017	366	369
National Financial Partners Corp.
5.250% due 07/01/2020	798	803
Neiman Marcus Group, Inc.
4.000% due 05/16/2018	793	792
NFR Energy LLC
8.750% due 12/31/2018	350	352
NGPL PipeCo LLC
6.750% due 09/15/2017	24	22
Noranda Aluminum Acquisition Corp.
5.750% due 02/28/2019	44	42
Novelis, Inc.
3.750% due 03/10/2017	748	750
NRG Energy, Inc.
2.750% due 07/01/2018	799	795
Nuveen Investments, Inc.
4.179% due 05/13/2017	50	50
NXP BV
4.750% due 01/11/2020	258	262
Oberthur Technologies S.A.
6.252% due 03/30/2019	25	25

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ocwen Financial Corp.
5.000% due 02/15/2018	$700	$710
OSI Restaurant Partners LLC
3.500% due 10/26/2019	661	661
Pact Group USA, Inc.
3.750% due 05/29/2020	425	420
Penn National Gaming, Inc.
3.750% due 07/14/2018	350	351
Performance Food Group Company
6.250% due 11/14/2019	50	49
Petco Animal Supplies, Inc.
4.000% due 11/24/2017	498	499
Pharmaceutical Product Development, Inc.
4.250% due 12/05/2018	699	702
Philadelphia Energy Solutions LLC
6.250% due 04/04/2018	150	132
Phillips-Van Heusen Corporation
3.250% due 02/13/2020	44	44
Pinnacle Entertainment, Inc.
3.750% due 08/14/2020	500	501
Pinnacle Foods Finance LLC
3.250% due 04/29/2020	899	893
Playa Resorts Holding BV
4.750% due 08/09/2019	50	50
Polarpak Inc.
4.500% - 5.500% due 06/07/2020	32	32
PRA Holdings, Inc.
5.000% due 09/21/2020	500	499
Progressive Waste Solutions Ltd.
3.500% due 10/24/2019	50	50
Quebecor Media, Inc.
3.250% due 08/01/2020	75	74
Quintiles Transnational Corp.
4.000% due 06/08/2018	718	719
Realogy Corp.
4.500% due 03/05/2020	698	703
Regent Seven Seas Cruises, Inc.
4.750% due 12/21/2018	250	252
Rexnord LLC
4.000% due 08/21/2020	525	520
Reynolds Group Holdings, Inc.
4.750% due 09/28/2018	699	703
Riverbed Technology, Inc.
4.000% due 12/18/2019	228	230
Roofing Supply Group LLC
5.000% due 05/31/2019	634	636
RPI Finance Trust
3.500% due 05/09/2018	96	97
4.000% due 11/09/2018	99	99
Ruby Western Pipeline Holdings LLC
3.500% due 03/27/2020	195	194
Sage Products, Inc.
4.250% due 12/13/2019	373	375
9.250% due 06/13/2020	25	26
Salem Communications Corp.
4.500% due 03/14/2020	49	49
Samson Investment Co.
6.000% due 09/25/2018	334	336
SBA Finance
3.750% due 06/30/2018	91	91
Schaeffler AG
4.250% due 01/27/2017	700	703
Scientific Games International, Inc.
4.250% due 05/22/2020	50	50
Sealed Air Corp.
4.000% due 10/03/2018	49	50

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SeaWorld Parks & Entertainment, Inc.
3.000% due 05/14/2020	$100	$99
Seminole Tribe of Florida
3.000% due 04/29/2020	241	241
Sensata Technologies Finance Co. LLC
3.750% due 05/12/2018	17	17
Sensus USA, Inc.
4.750% due 05/09/2017	748	743
Sequa Corp.
5.250% due 06/19/2017	475	477
Serta Simmons Holdings LLC
5.000% due 10/01/2019	385	386
ServiceMaster Co.
4.250% due 01/31/2017	475	463
Ship US Bidco, Inc.
4.750% due 11/30/2019	500	504
Smart & Final Stores LLC
4.500% due 11/15/2019	274	275
Spectrum Brands, Inc.
3.000% due 09/04/2017	75	75
3.500% due 09/04/2019	700	700
Spin Holdco, Inc.
4.250% - 5.500% due 05/14/2019	100	100
Springleaf Financial Funding Co.
4.750% due 09/30/2019	500	502
5.500% due 05/10/2017	10	10
Sprouts Farmers Markets Holdings LLC
4.000% due 04/23/2020	128	128
Starwood Property Trust, Inc.
3.500% due 04/19/2020	77	77
Station Casinos, Inc.
5.000% due 03/01/2020	899	907
Sun Products Corp.
5.500% due 03/18/2020	847	823
SunGard Data Systems, Inc.
1.929% due 02/28/2014	16	16
4.000% due 03/08/2020	50	50
4.500% due 01/31/2020	10	10
Syniverse Holdings, Inc.
4.000% due 04/23/2019	891	893
TallGrass Operations LLC
5.250% due 11/13/2018	13	14
Taminco NV
4.250% due 02/15/2019	499	502
Telesat LLC
3.500% due 03/28/2019	499	498
Tempur-Pedic International, Inc.
3.500% due 03/18/2020	50	49
Time Warner Telecom Holdings, Inc.
2.680% due 04/17/2020	249	250
TMS International Corp.
0.000% due 08/23/2014	100	100
Tomkins LLC
3.750% due 09/29/2016	395	396
Trans Union, LLC
4.250% due 02/08/2019	497	501
Transdigm, Inc.
3.500% due 02/28/2017	500	502
3.750% due 02/28/2020	250	250
Tribune Co.
4.000% due 12/31/2019	648	651
Tronox Pigments BV
4.500% due 03/19/2020	550	554
Truven Health Analytics, Inc.
4.500% due 05/23/2019	350	351

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	147

Schedule of Investments PIMCO Senior Floating Rate Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TWCC Holding Corp.
3.500% due 02/13/2017	$748	$750
U.S. Airways Group, Inc.
3.500% due 11/23/2016	75	75
U.S. Renal Care, Inc.
5.250% due 07/03/2019	425	428
United Surgical Partners International, Inc.
4.750% due 04/03/2019	300	302
Univar, Inc.
5.000% due 06/30/2017	530	512
Universal Health Services, Inc.
2.432% due 11/15/2016	51	51
Univision Communications, Inc.
4.500% due 03/01/2020	1,149	1,145
UPC Financing Partnership
3.250% due 06/30/2021	100	100
Valeant Pharmaceuticals International, Inc.
3.750% due 02/13/2019	49	49
4.500% due 08/05/2020	1,498	1,511
Verifone, Inc.
4.250% due 12/28/2018	10	10
Vertafore, Inc.
4.250% due 10/20/2019	749	752
Virgin Media Investment Holdings Ltd.
3.500% due 06/07/2020	1,250	1,246
VWR Funding, Inc.
4.179% due 04/03/2017	25	25
Walter Energy, Inc.
6.750% due 04/01/2018	226	218
Walter Investment Management Corp.
5.750% due 11/28/2017	1,160	1,173
Warner Chilcott Co. LLC
5.500% due 03/15/2018	99	99

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Waste Industries USA, Inc.
4.000% due 03/18/2017	$50	$50
WaveDivision Holdings LLC
4.000% - 5.250% due 10/15/2019	50	50
Weight Watchers International, Inc.
3.750% due 04/02/2020	199	195
West Corp.
3.750% due 06/30/2018	699	699
Wilsonart International Holdings LLC
4.000% due 10/31/2019	898	892
Windstream Corp.
3.500% due 01/23/2020	50	50
WMG Acquisition Corp.
3.750% due 07/01/2020	800	797
WNA Holdings, Inc.
4.500% due 06/07/2020	18	18
Yankee Candle Co., Inc.
6.250% due 04/02/2019	10	10
Zuffa LLC
4.500% due 02/25/2020	474	475

Total Bank Loan Obligations (Cost $89,625)		89,427

CORPORATE BONDS & NOTES 0.1%

INDUSTRIALS 0.1%
CNH Capital LLC
3.625% due 04/15/2018	100	100

Total Corporate Bonds & Notes (Cost $100)		100

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 3.6%
U.S. Treasury Notes
0.250% due 09/15/2014	$3,300	$3,305

Total U.S. Treasury Obligations (Cost $3,304)		3,305

SHORT-TERM INSTRUMENTS 15.1%

REPURCHASE AGREEMENTS (a) 15.1%
		13,792

Total Short-Term Instruments (Cost $13,792)		13,792

Total Investments in Securities (Cost $106,821)		106,624

	SHARES
INVESTMENTS IN AFFILIATES 41.4%

SHORT-TERM INSTRUMENTS 41.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 41.4%
PIMCO Short-Term Floating NAV Portfolio	3,789,327	37,920

Total Short-Term Instruments (Cost $37,917)		37,920

Total Investments in Affiliates (Cost $37,917)		37,920

Total Investments 157.8% (Cost $144,738)		$144,544

Other Assets and Liabilities, net (57.8%)		(52,967)

Net Assets 100.0%		$91,577

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BCY	0.030%	09/11/2013	10/08/2013	$6,200	U.S. Treasury Inflation Protected Securities 0.500% due 04/15/2015	$(6,332)	$6,200	$6,200
SSB	0.000%	09/30/2013	10/01/2013	7,592	Freddie Mac 2.080% due 10/17/2022	(7,745)	7,592	7,592

Total Repurchase Agreements						$(14,077)	$13,792	$13,792

(1)	Includes accrued interest.

148	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2013 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of September 30, 2013:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
BCY	$6,200	$0	$0	$0	$6,200	$(6,332)	$(132)
SSB	7,592	0	0	0	7,592	(7,745)	(153)

Total Borrowings and Other Financing Transactions	$13,792	$0	$0	$0

(2)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Securities, at Value
Bank Loan Obligations	$0	$87,391	$2,036	$89,427
Corporate Bonds & Notes
Industrials	0	100	0	100
U.S. Treasury Obligations	0	3,305	0	3,305
Short-Term Instruments
Repurchase Agreements	0	13,792	0	13,792
	$0	$104,588	$2,036	$106,624

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$37,920	$0	$0	$37,920

Total Investments	$37,920	$104,588	$2,036	$144,544

There were no transfers between Level 1 and 2 during the period ended September 30, 2013.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended September 30, 2013:

Category and Subcategory	Beginning Balance at 03/31/2013	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2013 (1)
Investments in Securities, at Value
Bank Loan Obligations	$1,174	$3,789	$575	$1	$4	$(42)	$637	$2,952	$2,036	$23

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$2,036	Third Party Vendor	Broker Quote	88.25-102.50

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	149

Schedule of Investments PIMCO Short-Term Portfolio

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 107.2%

CORPORATE BONDS & NOTES 5.8%

BANKING & FINANCE 4.4%
American International Group, Inc.
5.050% due 10/01/2015 (c)	$20,000	$21,545
CNA Financial Corp.
5.850% due 12/15/2014 (c)	3,000	3,173
Countrywide Financial Corp.
6.250% due 05/15/2016 (c)	5,000	5,533
First Union National Bank of Florida
6.180% due 02/15/2036	600	665
Lehman Brothers Holdings, Inc.
6.200% due 09/26/2014 ^	5,000	1,338
7.000% due 09/27/2027 ^	2,000	525
SLM Corp.
8.000% due 03/25/2020	1,300	1,409
8.450% due 06/15/2018	4,000	4,530

		38,718

INDUSTRIALS 1.4%
Northwest Airlines Pass-Through Trust
7.150% due 04/01/2021 (c)	10,680	11,454
UAL Pass-Through Trust
6.636% due 01/02/2024 (c)	1,074	1,117
		12,571

Total Corporate Bonds & Notes (Cost $51,266)		51,289

U.S. GOVERNMENT AGENCIES 10.1%
Fannie Mae
0.239% due 12/25/2036	17	17
0.252% due 12/25/2036	326	320
0.299% due 03/25/2034	269	265
0.329% due 10/25/2035	1,808	1,756
0.379% due 05/25/2035	71	70
0.479% due 01/25/2034	55	55
0.529% due 05/25/2042 - 02/25/2044	470	467
0.579% due 08/25/2017 - 12/25/2033	516	517
0.580% due 11/17/2030	51	51
0.619% due 05/25/2036	139	139
0.629% due 10/18/2030 - 10/25/2030	217	217
0.630% due 09/17/2027	78	78
0.645% due 03/25/2027	173	171
0.655% due 03/25/2027	372	366
0.679% due 12/25/2013 - 01/25/2033	334	336
0.729% due 12/25/2021 - 12/25/2030	108	109
0.779% due 04/25/2022 - 12/25/2023	99	100
0.829% due 10/25/2022 - 11/25/2031	207	209
0.879% due 09/25/2022 - 04/25/2032	154	156
0.929% due 05/25/2022	87	88
0.979% due 09/25/2020	47	47
1.009% due 01/25/2022	71	72
1.179% due 12/25/2023 - 04/25/2032	526	533
1.329% due 04/25/2023 - 10/25/2023	190	193
1.359% due 07/01/2042	159	163

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.359% due 03/01/2044 - 07/01/2044 (c)	$1,052	$1,074
1.379% due 05/25/2022 - 01/25/2024	291	297
1.409% due 09/01/2041	61	64
1.559% due 09/01/2040	7	8
1.625% due 07/01/2017	13	13
1.648% due 08/01/2028 (c)	313	326
1.650% due 06/01/2033 (c)	280	293
1.687% due 07/01/2033 (c)	276	280
1.760% due 10/01/2033	138	141
1.780% due 07/01/2035 (c)	441	442
1.791% due 12/01/2032 - 09/01/2033	135	141
1.792% due 10/01/2034 (c)	455	474
1.809% due 04/01/2028	81	82
1.813% due 05/01/2034	147	155
1.818% due 05/01/2032	80	84
1.827% due 12/01/2032	130	136
1.829% due 06/01/2020	3	3
1.840% due 10/01/2032	60	62
1.843% due 01/01/2033	33	34
1.850% due 01/01/2035	19	21
1.869% due 06/01/2035	114	119
1.870% due 10/01/2035 (c)	507	528
1.875% due 11/01/2036	187	187
1.877% due 02/01/2037	83	88
1.889% due 11/01/2033 (c)	324	337
1.893% due 10/01/2032	55	58
1.893% due 03/01/2034 (c)	323	337
1.897% due 04/01/2033 (c)	223	237
1.902% due 09/01/2033 (c)	291	308
1.923% due 02/01/2035 (c)	372	395
1.935% due 05/01/2035 (c)	198	206
1.936% due 01/01/2035	104	111
1.941% due 07/01/2034 (c)	237	252
1.944% due 07/01/2035	55	58
1.946% due 07/01/2035	83	87
1.952% due 07/01/2036	105	106
1.957% due 09/01/2034	108	114
1.965% due 05/01/2034	170	170
1.982% due 09/01/2033	138	144
1.983% due 07/01/2034 - 01/01/2035 (c)	913	969
1.992% due 11/01/2035	81	85
1.995% due 07/01/2036	88	88
2.004% due 11/01/2022	9	9
2.020% due 07/01/2033 (c)	269	282
2.021% due 11/01/2035	128	134
2.022% due 06/01/2034	78	78
2.025% due 05/01/2030	24	24
2.025% due 09/01/2033 (c)	425	432
2.035% due 08/01/2035	164	173
2.046% due 01/01/2034	138	139
2.055% due 07/01/2037	139	143
2.070% due 03/25/2022 - 04/01/2034	63	66
2.106% due 08/01/2033	41	41
2.108% due 04/01/2035	37	39
2.125% due 08/01/2032 - 08/01/2034	275	280
2.131% due 11/01/2035	62	65
2.154% due 04/25/2023	21	22
2.170% due 10/25/2021 - 04/01/2034	228	231
2.170% due 07/01/2033 (c)	299	315
2.172% due 12/01/2035	9	9
2.200% due 07/01/2019	12	12

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.203% due 04/01/2034	$69	$72
2.204% due 07/01/2027 - 11/01/2040	76	79
2.209% due 01/01/2034	6	7
2.212% due 11/01/2026 (c)	291	309
2.212% due 01/01/2033	127	133
2.218% due 02/01/2035	106	112
2.220% due 07/01/2022 - 08/01/2032	9	9
2.231% due 02/01/2035	81	85
2.233% due 10/01/2024	22	23
2.235% due 03/01/2033	99	105
2.240% due 06/01/2027	14	15
2.250% due 06/01/2019 - 05/01/2033	174	182
2.252% due 08/01/2033	6	6
2.260% due 11/01/2043	126	126
2.272% due 04/01/2035	53	55
2.274% due 01/01/2033	19	19
2.274% due 04/01/2040 (c)	675	717
2.277% due 08/01/2035 (c)	345	369
2.281% due 07/01/2034 (c)	197	211
2.301% due 07/01/2029	27	29
2.308% due 01/01/2033	139	147
2.314% due 01/01/2036 (c)	475	502
2.315% due 08/01/2046 (c)	483	510
2.319% due 03/01/2035 (c)	377	380
2.320% due 07/01/2037 (c)	249	266
2.325% due 09/01/2033	101	107
2.328% due 03/01/2035	24	26
2.330% due 08/01/2033	226	235
2.332% due 04/01/2037	102	108
2.333% due 11/01/2031	33	34
2.340% due 09/01/2034	164	170
2.342% due 02/01/2035	61	65
2.346% due 03/01/2035 (c)	503	531
2.347% due 04/01/2035 - 07/01/2035	218	232
2.350% due 07/01/2034	92	98
2.352% due 06/01/2035	39	41
2.354% due 09/01/2033	133	141
2.370% due 02/01/2035 (c)	254	269
2.370% due 05/01/2035	190	200
2.373% due 06/01/2030 - 07/01/2035	29	30
2.379% due 05/01/2033	21	22
2.381% due 12/01/2034	48	50
2.387% due 04/01/2033 - 02/01/2035	150	159
2.387% due 05/01/2036 (c)	308	327
2.392% due 05/01/2036	181	191
2.394% due 02/01/2034 (c)	232	244
2.400% due 11/01/2032 - 01/01/2033	147	155
2.401% due 11/01/2032	46	49
2.410% due 09/01/2035 (c)	300	316
2.416% due 10/01/2033 (c)	381	398
2.420% due 12/01/2035 (c)	232	231
2.421% due 10/01/2033 (c)	252	269
2.426% due 07/01/2035	30	33
2.432% due 07/01/2026 (c)	378	386
2.435% due 11/01/2024	122	128
2.440% due 03/01/2033 - 05/01/2035	282	299
2.444% due 04/01/2033	26	28
2.447% due 02/01/2034 (c)	365	388
2.453% due 02/01/2032	72	76
2.462% due 04/01/2033	94	100

150	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2013 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.466% due 11/01/2034 (c)	$345	$365
2.470% due 06/01/2034 (c)	327	340
2.479% due 01/01/2033	43	46
2.488% due 08/01/2034 (c)	496	528
2.489% due 03/01/2034	24	24
2.492% due 07/01/2033 - 11/01/2034	60	64
2.495% due 04/01/2036 (c)	220	223
2.500% due 06/01/2034 - 03/01/2036	339	356
2.502% due 12/01/2032	176	179
2.508% due 06/01/2030	2	2
2.513% due 11/01/2034	41	44
2.517% due 01/01/2037	13	14
2.518% due 09/01/2035 (c)	708	718
2.525% due 09/01/2032	60	61
2.525% due 08/01/2033 (c)	765	814
2.528% due 01/01/2034	73	77
2.529% due 09/01/2029 (c)	225	238
2.534% due 04/01/2035	122	129
2.536% due 12/01/2034	135	143
2.538% due 04/01/2036	121	123
2.545% due 07/01/2036	85	85
2.548% due 10/01/2035	68	72
2.553% due 03/01/2033 - 01/01/2035	172	182
2.567% due 05/01/2037 (c)	456	465
2.575% due 01/01/2036	10	11
2.578% due 11/01/2034	60	63
2.580% due 03/01/2036	174	175
2.581% due 04/01/2036	9	10
2.584% due 11/01/2033 (c)	215	227
2.590% due 09/01/2018	13	13
2.597% due 02/01/2034	153	161
2.608% due 06/01/2036 (c)	222	236
2.625% due 03/01/2034 - 01/01/2035 (c)	1,084	1,135
2.635% due 04/01/2035	7	7
2.641% due 10/01/2043	18	19
2.644% due 12/01/2036 (c)	339	362
2.652% due 02/01/2036	151	161
2.655% due 01/01/2035 (c)	202	216
2.655% due 12/01/2035	73	78
2.658% due 10/01/2034	49	53
2.660% due 02/01/2034	79	84
2.668% due 01/01/2019	110	116
2.677% due 12/01/2030	5	5
2.681% due 12/01/2033	139	146
2.683% due 03/01/2034 (c)	487	498
2.690% due 12/01/2033 (c)	313	331
2.694% due 12/01/2033 (c)	211	224
2.712% due 09/01/2017	11	11
2.715% due 01/01/2036	30	32
2.730% due 12/01/2035 (c)	244	254
2.733% due 03/01/2035 (c)	282	302
2.738% due 11/01/2033 (c)	434	460
2.739% due 01/01/2033	5	5
2.750% due 06/01/2034	26	28
2.751% due 12/01/2036	26	28
2.763% due 12/01/2018	9	9
2.765% due 11/01/2034	109	116
2.775% due 04/01/2018	1	1
2.791% due 04/01/2035	66	69
2.796% due 12/01/2035	65	69
2.820% due 10/01/2033	169	179
2.821% due 11/01/2033 (c)	235	250
2.854% due 04/01/2033 (c)	281	296
2.903% due 09/01/2033 (c)	452	478

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.956% due 09/01/2036	$7	$8
3.016% due 12/01/2018	11	11
3.063% due 08/25/2042	62	65
3.134% due 05/01/2036 (c)	613	635
3.286% due 03/01/2030 (c)	892	937
3.295% due 09/01/2035 (c)	449	476
3.310% due 02/25/2032	150	155
3.365% due 08/01/2024	9	9
3.370% due 07/01/2019	10	11
3.395% due 05/01/2036	177	184
3.405% due 07/01/2019	7	7
3.780% due 06/01/2021	21	21
3.851% due 05/01/2036	190	200
3.953% due 11/01/2033 (c)	463	491
4.000% due 12/25/2017 - 08/25/2018	30	32
4.405% due 07/01/2017	9	9
4.500% due 01/25/2014 - 09/25/2018	63	65
4.661% due 08/01/2036	184	196
5.000% due 09/25/2016	42	43
5.075% due 01/01/2018	8	8
5.230% due 11/01/2014	4	4
5.240% due 03/01/2038	103	110
5.380% due 06/01/2037	144	154
5.500% due 03/25/2017 - 08/25/2020	61	62
5.658% due 08/01/2037 (c)	662	708
5.950% due 06/01/2047 (c)	215	230
6.000% due 03/25/2016 - 08/25/2044	180	199
6.001% due 12/25/2042	236	273
6.250% due 05/25/2042	53	60
6.267% due 11/01/2047 (c)	551	578
6.325% due 07/01/2047	159	166
6.417% due 09/01/2024 (c)	696	750
6.500% due 07/25/2021 - 01/25/2044	1,380	1,582
6.700% due 10/01/2047	124	129
6.750% due 02/01/2015	1	1
7.000% due 10/01/2015 - 02/25/2044	223	253
7.500% due 05/01/2028 - 05/25/2042	69	77
8.000% due 08/25/2022 - 10/01/2026	204	232
9.000% due 03/25/2020 - 01/01/2026	137	150
9.500% due 07/01/2021	17	17
Federal Housing Administration
7.430% due 01/01/2021 - 06/25/2021	216	211
Freddie Mac
0.439% due 08/25/2031	902	883
0.459% due 09/25/2031	552	514
0.482% due 03/15/2036	13	13
0.529% due 06/25/2029	133	112
0.532% due 10/15/2028 - 03/15/2029	257	256
0.579% due 05/25/2043	1,722	1,726
0.582% due 07/15/2026 - 01/15/2033	354	355
0.632% due 03/15/2024 - 08/15/2029	365	365
0.682% due 05/15/2023 - 01/15/2032	424	425
0.732% due 08/15/2029 - 03/15/2032	366	369

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.782% due 08/15/2022 - 12/15/2031	$522	$525
0.882% due 04/15/2022	43	44
1.359% due 10/25/2044 - 02/25/2045	1,409	1,450
1.554% due 07/25/2044	6,511	6,632
1.979% due 12/01/2035	87	93
2.040% due 01/01/2037	67	67
2.056% due 08/01/2015	8	8
2.100% due 08/01/2033	52	54
2.165% due 09/01/2034	164	164
2.200% due 10/01/2027	21	22
2.204% due 02/01/2019	46	48
2.220% due 01/01/2030	94	98
2.223% due 03/01/2035	103	109
2.230% due 11/01/2036 (c)	731	739
2.250% due 11/01/2029	151	156
2.266% due 03/01/2030	89	90
2.290% due 11/01/2035	6	7
2.318% due 07/01/2036 (c)	448	458
2.325% due 07/01/2033	46	47
2.347% due 04/01/2036 (c)	431	432
2.350% due 09/01/2030	113	114
2.350% due 04/01/2034 - 05/01/2035 (c)	590	608
2.351% due 08/01/2035 (c)	263	277
2.359% due 02/01/2035 (c)	193	205
2.375% due 04/01/2032 - 12/01/2032	143	148
2.375% due 04/01/2032 (c)	237	252
2.378% due 03/01/2032 (c)	210	223
2.380% due 07/01/2033	9	9
2.381% due 05/01/2033 - 11/01/2033	109	115
2.391% due 09/01/2035	122	130
2.395% due 08/01/2036	108	109
2.402% due 08/01/2035	11	11
2.408% due 01/01/2036	146	154
2.417% due 11/01/2036	40	43
2.421% due 01/01/2030 - 08/01/2035 (c)	752	797
2.431% due 02/01/2036	35	36
2.461% due 06/01/2035	6	6
2.462% due 09/01/2035	33	35
2.485% due 07/01/2036	2	2
2.491% due 06/01/2036 (c)	367	376
2.494% due 09/01/2034 (c)	670	714
2.500% due 02/01/2037	30	32
2.501% due 09/01/2034	56	59
2.503% due 12/01/2034	31	33
2.505% due 01/01/2035	89	89
2.508% due 07/01/2035 (c)	302	319
2.510% due 07/01/2035	16	17
2.511% due 05/01/2035 (c)	311	330
2.548% due 09/01/2035 - 02/01/2036	47	50
2.575% due 04/01/2034	16	17
2.582% due 09/01/2034 (c)	226	230
2.591% due 12/01/2035 (c)	230	245
2.601% due 09/01/2035	164	172
2.605% due 09/01/2035	114	116
2.612% due 12/01/2036	146	156
2.614% due 11/01/2024	43	43
2.620% due 06/01/2035	33	35
2.627% due 08/01/2023	16	16
2.630% due 03/01/2036 (c)	526	558
2.631% due 09/01/2035 (c)	442	472
2.633% due 12/01/2034 (c)	276	281

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	151

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.655% due 03/01/2036 (c)	$447	$449
2.656% due 12/01/2024	202	204
2.661% due 04/01/2035	142	143
2.670% due 04/01/2036	35	37
2.712% due 03/01/2035	161	171
2.712% due 10/01/2035 (c)	431	456
2.719% due 01/01/2036	23	25
2.732% due 02/01/2035 (c)	736	780
2.734% due 01/01/2035	27	29
2.742% due 02/01/2036	70	75
2.750% due 03/01/2035 (c)	257	260
2.888% due 11/01/2034 (c)	316	325
2.900% due 02/01/2036	35	38
2.923% due 01/01/2027 (c)	386	406
2.923% due 01/01/2037	11	12
2.985% due 12/01/2034	23	23
3.124% due 07/01/2019	4	4
3.500% due 03/15/2018	6	6
3.571% due 01/01/2034 (c)	1,365	1,430
3.695% due 04/01/2030 (c)	799	845
3.968% due 11/01/2036	9	9
4.000% due 11/15/2017 - 04/15/2018	19	19
4.097% due 09/01/2030 (c)	472	499
4.500% due 03/15/2021 - 04/15/2032	312	342
5.100% due 10/01/2034	3	3
5.146% due 08/01/2035	95	101
5.278% due 11/01/2033 (c)	377	393
5.496% due 08/01/2037 (c)	540	575
5.500% due 03/15/2014 - 10/15/2032	54	58
5.674% due 03/01/2036	21	22
5.951% due 09/01/2037 (c)	695	723
6.000% due 09/15/2016 - 05/01/2035	222	239
6.034% due 07/01/2037 (c)	771	810
6.105% due 09/01/2036 (c)	694	724
6.250% due 12/15/2023	16	18
6.783% due 09/01/2037 (c)	725	758
7.000% due 06/01/2017 - 07/15/2027	153	176
8.500% due 11/15/2021	174	198
Ginnie Mae
0.382% due 01/16/2031	40	40
0.530% due 06/20/2032	63	64
0.580% due 04/20/2031	253	256
0.582% due 03/16/2029 - 02/16/2032	191	193
0.632% due 03/16/2031	82	83
0.682% due 04/16/2030 - 04/16/2032	141	143
0.732% due 10/16/2029	80	80
1.625% due 01/20/2027 - 10/20/2029 (c)	1,235	1,285
1.625% due 01/20/2030 - 04/20/2033	160	167
1.750% due 07/20/2026 - 08/20/2032	302	312
1.750% due 07/20/2031 - 09/20/2032 (c)	764	795
2.000% due 02/20/2025	16	17

Total U.S. Government Agencies (Cost $86,546)		89,141

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 0.1%
U.S. Treasury Notes
2.375% due 08/31/2014 (e)(g)	$700	$714

Total U.S. Treasury Obligations (Cost $713)		714

MORTGAGE-BACKED SECURITIES 70.5%
Adjustable Rate Mortgage Trust
0.429% due 10/25/2035	29	25
0.839% due 05/25/2035	50	50
0.919% due 02/25/2035	528	525
2.400% due 01/25/2035	2,319	2,301
2.467% due 01/25/2035	1,127	1,120
2.723% due 11/25/2035 ^	547	440
2.830% due 03/25/2035	90	83
American Home Mortgage Investment Trust
1.873% due 09/25/2045	1,230	1,147
1.998% due 09/25/2035	15,913	15,852
2.173% due 10/25/2034	408	404
2.393% due 02/25/2045	1,411	1,410
Banc of America Alternative Loan Trust
0.679% due 04/25/2033	33	33
5.000% due 06/25/2019	66	66
6.000% due 04/25/2036	772	802
Banc of America Commercial Mortgage Trust
5.634% due 04/10/2049	386	391
Banc of America Funding Corp.
2.688% due 03/20/2035	75	76
2.858% due 11/20/2034	3,587	3,336
3.067% due 11/20/2035 ^	369	339
Banc of America Mortgage Trust
2.771% due 09/25/2033	7,494	7,537
2.772% due 09/25/2033	393	394
2.875% due 05/25/2033	821	813
2.910% due 04/25/2034	299	300
2.916% due 10/25/2034	52	52
2.962% due 02/25/2034	1,405	1,380
3.038% due 01/25/2034	199	197
3.104% due 11/25/2034	48	48
3.120% due 01/25/2035	201	197
3.178% due 11/25/2033	213	215
3.187% due 02/25/2033	275	270
5.000% due 12/25/2018	34	34
5.110% due 10/25/2035	297	282
6.500% due 09/25/2033	448	464
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
5.358% due 09/10/2047	8,000	8,570
BCAP LLC Trust
0.299% due 07/26/2036	2,490	2,468
0.379% due 12/21/2046	1,166	1,154
0.389% due 02/26/2036	8,448	7,976
2.123% due 11/26/2045	1,808	1,812
2.298% due 07/26/2037	1,357	1,357
2.350% due 12/26/2036	4,233	4,186
2.539% due 05/26/2036	2,144	2,149
2.550% due 10/26/2035	3,998	3,825
2.607% due 07/26/2036	2,587	2,590
2.617% due 05/26/2037	1,651	1,568
2.629% due 07/26/2036	1,716	1,734
2.630% due 10/26/2036	1,885	1,881
2.651% due 10/26/2035	2,013	2,043
2.677% due 11/26/2035	417	419
2.782% due 07/26/2037	1,244	1,249
2.784% due 05/20/2035	3,530	3,517
2.818% due 02/26/2036	12,285	12,352
2.819% due 11/26/2035	7,973	7,971
2.832% due 03/26/2037	1,546	1,564

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.872% due 05/26/2047	$3,855	$3,856
2.993% due 04/26/2037	4,699	4,722
4.233% due 05/26/2037	2,842	2,854
4.380% due 06/26/2037	1,259	1,266
4.708% due 02/26/2037	1,631	1,633
4.857% due 07/26/2037	1,633	1,697
4.958% due 04/26/2037	1,211	1,224
4.975% due 07/26/2037	754	716
5.201% due 06/26/2047	747	757
5.394% due 06/26/2035	4,797	4,848
5.500% due 12/26/2035	5,050	5,106
5.648% due 02/26/2036	4,635	4,668
6.000% due 08/26/2037	3,874	4,013
6.503% due 02/26/2036	6,948	6,794
Bear Stearns Adjustable Rate Mortgage Trust
2.149% due 10/25/2033	2	2
2.343% due 04/25/2033	35	35
2.430% due 10/25/2035	2,995	2,898
2.464% due 08/25/2033	4,827	4,804
2.506% due 10/25/2033	50	50
2.573% due 04/25/2033	261	267
2.600% due 03/25/2035	1,913	1,937
2.604% due 08/25/2033	424	429
2.655% due 11/25/2034	1,949	1,938
2.674% due 10/25/2035	2,777	2,789
2.676% due 10/25/2034	3,831	3,412
2.729% due 02/25/2033	16	16
2.805% due 05/25/2033	1	1
2.808% due 10/25/2034	116	116
2.832% due 05/25/2034	2,238	2,123
2.916% due 02/25/2034	1,084	1,064
2.944% due 01/25/2035	160	157
2.960% due 02/25/2033	12	11
2.960% due 01/25/2034	883	879
2.976% due 02/25/2034	200	200
2.984% due 01/25/2035	97	94
3.080% due 01/25/2034	306	308
3.123% due 01/25/2035	4,666	4,626
3.179% due 12/25/2035	678	671
3.548% due 07/25/2034	128	128
Bear Stearns Alt-A Trust
0.339% due 02/25/2034	962	940
0.349% due 08/25/2036	16	9
2.638% due 11/25/2036	615	412
2.667% due 05/25/2035	136	126
Bear Stearns Commercial Mortgage Securities Trust
8.556% due 10/15/2032	3,834	4,095
Chase Mortgage Finance Trust
2.717% due 02/25/2037	6,364	6,394
2.820% due 02/25/2037	2,795	2,531
2.856% due 12/25/2035	138	122
2.885% due 12/25/2035	222	199
Citicorp Mortgage Securities, Inc.
5.000% due 02/25/2035	50	50
Citigroup Mortgage Loan Trust, Inc.
0.979% due 08/25/2035	669	527
1.427% due 08/25/2034	14	14
1.940% due 09/25/2035	5,308	5,280
2.290% due 09/25/2035	11,189	11,009
2.540% due 05/25/2035	342	332
2.570% due 11/25/2035	952	922
2.816% due 03/25/2034	90	89
CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037	376	302
Countrywide Alternative Loan Trust
0.379% due 06/25/2037	3,174	2,468
0.579% due 03/25/2034	129	128
1.655% due 08/25/2035	5,916	5,286

152	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2013 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.735% due 06/25/2037	$1,885	$381
3.889% due 08/25/2036	45	45
4.901% due 10/25/2035 ^	251	207
Countrywide Home Loan Mortgage Pass-Through Trust
0.529% due 08/25/2035	378	294
0.719% due 02/25/2035	411	384
2.423% due 02/20/2036	80	62
2.551% due 04/20/2035	3,202	3,259
2.568% due 08/25/2034	3,313	3,069
2.617% due 06/20/2035	487	452
2.638% due 08/25/2034	3,997	3,790
2.672% due 11/19/2033	109	106
2.859% due 11/25/2034	5,620	5,211
2.866% due 11/19/2033	26	26
2.900% due 08/25/2033	356	344
3.521% due 12/25/2033	197	197
4.500% due 10/25/2018	26	27
5.500% due 10/25/2035	677	660
5.500% due 11/25/2035	627	605
Credit Suisse Commercial Mortgage Trust
5.383% due 02/15/2040	779	840
Credit Suisse First Boston Mortgage Securities Corp.
0.302% due 02/15/2022	6,935	6,892
0.402% due 02/15/2022	13,000	12,512
2.053% due 07/25/2033	105	104
2.290% due 03/25/2034	61	60
2.385% due 07/25/2033	699	698
2.431% due 10/25/2033	1,459	1,475
2.506% due 11/25/2032	26	26
2.674% due 01/25/2034	2,181	2,152
2.778% due 11/25/2034	2,386	2,395
5.500% due 08/25/2034	10	10
6.500% due 04/25/2033	106	108
Credit Suisse Mortgage Capital Certificates
0.362% due 04/15/2022	4,859	4,794
0.412% due 10/15/2021	1,888	1,882
4.857% due 07/26/2037	13,117	13,329
7.000% due 08/26/2036	2,316	2,361
CW Capital Cobalt Commercial Mortgage Trust
5.484% due 04/15/2047	700	780
DBRR Trust
0.853% due 02/25/2045	21,212	21,245
Deutsche ALT-A Securities, Inc.
5.000% due 10/25/2018	193	199
5.250% due 06/25/2035	427	416
Deutsche ALT-B Securities, Inc.
0.279% due 10/25/2036 ^	13	7
First Horizon Alternative Mortgage Securities
2.230% due 08/25/2034	979	944
2.238% due 09/25/2035	111	99
2.375% due 07/25/2035	354	284
First Horizon Mortgage Pass-Through Trust
0.449% due 02/25/2035	280	255
0.697% due 02/25/2035	1,172	1,060
2.575% due 08/25/2035	3,588	3,540
2.658% due 04/25/2035	1,212	1,209
First Republic Mortgage Loan Trust
0.532% due 11/15/2031	284	280
0.582% due 11/15/2032	440	412
0.659% due 06/25/2030	297	293
GMAC Commercial Mortgage Securities, Inc.
6.481% due 09/15/2033	7,500	8,001
GMAC Mortgage Corp. Loan Trust
3.535% due 11/19/2035	495	462
Greenwich Capital Commercial Funding Corp.
0.322% due 11/05/2021	545	540

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GS Mortgage Securities Trust
1.456% due 03/06/2020	$8,662	$8,676
2.006% due 03/06/2020	1,010	1,013
2.202% due 03/06/2020	10,105	10,133
2.476% due 03/06/2020	670	672
4.805% due 03/06/2020	3,000	3,016
GSR Mortgage Loan Trust
0.369% due 08/25/2046	1,177	1,139
0.529% due 01/25/2034	590	565
1.940% due 03/25/2033	31	30
2.300% due 06/25/2034	325	323
2.462% due 06/25/2034	39	39
2.670% due 08/25/2034	265	261
2.688% due 09/25/2034	9,196	8,519
2.786% due 05/25/2035	303	274
6.000% due 03/25/2032	14	14
Harborview Mortgage Loan Trust
0.371% due 02/19/2046	1,616	1,276
0.401% due 05/19/2035	95	78
2.201% due 08/19/2034	2,776	2,705
2.373% due 06/19/2034	6,116	6,064
2.595% due 05/19/2033	1,147	1,147
Impac CMB Trust
0.699% due 04/25/2035	2,187	2,113
0.819% due 08/25/2035	3,140	2,651
IndyMac Adjustable Rate Mortgage Trust
1.755% due 01/25/2032	58	55
IndyMac Mortgage Loan Trust
0.369% due 09/25/2046	772	612
0.959% due 05/25/2034	267	225
JPMorgan Alternative Loan Trust
5.500% due 11/25/2036	448	440
JPMorgan Mortgage Trust
2.105% due 11/25/2033	52	52
2.343% due 07/25/2035	19,788	18,951
2.463% due 09/25/2034	4	4
2.544% due 12/25/2034	76	77
2.584% due 12/25/2034	2,467	2,489
2.615% due 10/25/2035	900	877
2.753% due 11/25/2033	107	107
2.812% due 07/25/2035	1,343	1,356
2.819% due 11/25/2035	638	585
2.907% due 07/25/2035	1,296	1,209
3.619% due 04/25/2035	107	106
4.025% due 04/25/2035	911	909
4.058% due 02/25/2035	2,558	2,582
5.254% due 07/25/2035	132	137
MASTR Adjustable Rate Mortgages Trust
2.171% due 02/25/2034	439	436
2.524% due 09/25/2033	1,039	1,024
2.578% due 08/25/2034	6,212	6,228
2.623% due 11/21/2034	3,468	3,600
2.804% due 08/25/2034	1,591	1,581
2.827% due 01/25/2036	409	388
2.891% due 07/25/2034	3,441	3,389
4.653% due 01/25/2034	90	89
MASTR Asset Securitization Trust
5.500% due 09/25/2033	1,569	1,666
Merrill Lynch Mortgage Investors Trust
0.799% due 08/25/2028	181	181
0.839% due 06/25/2028	510	510
1.217% due 03/25/2028	987	976
2.153% due 04/25/2035	1,834	1,819
2.193% due 12/25/2034	411	422
2.202% due 04/25/2029	1,954	1,920
2.355% due 02/25/2034	111	103
2.475% due 06/25/2035	1,531	1,492

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.534% due 02/25/2035	$452	$453
2.859% due 09/25/2033	29	30
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.378% due 08/12/2048	1,000	1,099
5.485% due 03/12/2051	500	553
Morgan Stanley Capital Trust
5.419% due 09/15/2047	1,000	1,125
Morgan Stanley Mortgage Loan Trust
0.449% due 09/25/2035	7,823	7,605
2.500% due 02/25/2034	8	8
Nomura Asset Acceptance Corp.
0.959% due 10/25/2034	15	15
2.570% due 10/25/2035	88	79
3.282% due 05/25/2035	167	168
Prime Mortgage Trust
0.579% due 02/25/2034	116	110
5.000% due 08/25/2034	191	197
6.000% due 02/25/2034	48	51
Provident Funding Mortgage Loan Trust
2.735% due 05/25/2035	106	104
RBSSP Resecuritization Trust
0.499% due 08/26/2045	641	576
Residential Accredit Loans, Inc. Trust
0.579% due 01/25/2033	297	291
0.609% due 02/25/2033	388	366
3.222% due 04/25/2035 ^	8	1
5.500% due 08/25/2034	64	65
Residential Asset Mortgage Products Trust
6.500% due 12/25/2031	112	115
7.500% due 12/25/2031	896	931
Residential Asset Securitization Trust
3.750% due 10/25/2018	11	11
5.250% due 04/25/2034	361	393
Residential Funding Mortgage Securities, Inc. Trust
3.964% due 02/25/2036 ^	306	260
6.500% due 03/25/2032	31	32
Royal Bank of Scotland Capital Funding Trust
5.420% due 01/16/2049	553	616
6.068% due 09/17/2039	3,942	4,386
S2 Hospitality LLC
4.500% due 04/15/2025	407	407
Sequoia Mortgage Trust
0.629% due 05/20/2034	3,238	3,009
0.940% due 04/20/2033	114	111
0.980% due 10/20/2027	420	405
1.948% due 07/20/2034	78	78
Silver Oak Ltd.
1.700% due 06/21/2018	19,000	19,121
Structured Adjustable Rate Mortgage Loan Trust
0.419% due 03/25/2035	250	202
0.479% due 09/25/2034	325	206
0.619% due 08/25/2035	1,788	1,601
2.378% due 03/25/2034	109	107
2.448% due 09/25/2034	682	685
2.482% due 08/25/2034	3,084	3,013
2.504% due 08/25/2034	2,090	2,070
2.507% due 07/25/2034	1,042	1,034
2.539% due 03/25/2034	483	475
2.540% due 06/25/2034	1,963	2,011
Structured Asset Mortgage Investments Trust
0.861% due 11/19/2033	136	126
0.861% due 05/19/2035	562	543
0.881% due 03/19/2034	272	271
1.021% due 02/19/2033	620	586
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
1.888% due 05/25/2032	36	35

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	153

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.204% due 07/25/2032	$21	$20
2.418% due 09/25/2033	186	179
2.445% due 03/25/2033	461	461
2.477% due 06/25/2033	6,537	6,470
2.548% due 11/25/2033	175	173
Thornburg Mortgage Securities Trust
2.420% due 04/25/2045	445	447
WaMu Mortgage Pass-Through Certificates
0.399% due 08/25/2046 ^	1,058	147
0.409% due 04/25/2045	7,376	6,823
0.439% due 11/25/2045	10,867	9,777
0.449% due 07/25/2045	4,269	3,921
0.449% due 12/25/2045	5,756	5,220
0.469% due 07/25/2045 (c)	14,680	13,632
0.469% due 10/25/2045	7,331	6,751
0.469% due 12/25/2045	6,100	5,394
0.489% due 01/25/2045	7,521	6,995
0.499% due 08/25/2045	529	494
0.548% due 11/25/2034	5,489	5,129
0.579% due 01/25/2045	3,068	2,828
0.608% due 07/25/2044	1,156	1,074
0.678% due 10/25/2044	748	674
1.153% due 08/25/2046	151	129
1.353% due 11/25/2042	354	321
1.553% due 08/25/2042	31	28
1.553% due 04/25/2044	1,500	1,455
2.373% due 10/25/2035	3,720	1,269
2.437% due 09/25/2035	1,000	910
2.446% due 08/25/2033	1,770	1,220
2.454% due 05/25/2046	874	759
2.454% due 08/25/2046	3,393	2,962
2.454% due 09/25/2046	8,802	8,256
2.454% due 11/25/2046	2,892	2,602
2.501% due 10/25/2033	769	783
2.547% due 03/25/2034	2,164	2,155
4.674% due 02/25/2037 ^	718	593
Washington Mutual MSC Mortgage Pass-Through Certificates
2.018% due 02/25/2031	1	1
2.090% due 02/25/2033	30	29
2.252% due 02/25/2033	60	59
2.441% due 11/25/2030	245	241
2.454% due 01/25/2035	3,972	3,884
2.494% due 06/25/2033	74	74
7.000% due 03/25/2034	181	192
Wells Fargo Mortgage-Backed Securities Trust
0.679% due 07/25/2037	704	594
2.494% due 09/25/2033	47	48
2.615% due 09/25/2034	465	475
2.618% due 01/25/2035	1,313	1,312
2.623% due 12/25/2034	736	743
2.626% due 09/25/2034	1,573	1,595
2.636% due 06/25/2035	2,539	2,572
2.636% due 04/25/2036	4,572	4,520
2.642% due 03/25/2036	3,724	3,726
2.680% due 04/25/2036 ^	39	36
2.693% due 08/25/2033	788	803
2.696% due 10/25/2033	72	73
2.701% due 06/25/2035	153	156
2.716% due 02/25/2034	908	919
2.719% due 04/25/2035	547	551
4.500% due 05/25/2034	23	23
4.536% due 12/25/2033	217	222
4.561% due 12/25/2033	302	308
4.677% due 01/25/2034	207	205
4.719% due 06/25/2034	206	208
4.814% due 01/25/2034	267	265
4.881% due 05/25/2034	7	7

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.162% due 10/25/2035	$218	$214
5.331% due 08/25/2035	98	101
6.000% due 09/25/2036	162	157

Total Mortgage-Backed Securities (Cost $613,407)		621,500

ASSET-BACKED SECURITIES 20.4%
Accredited Mortgage Loan Trust
0.939% due 01/25/2034	239	186
ACE Securities Corp. Home Equity Loan Trust
2.804% due 06/25/2033 ^	1,249	1,243
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.529% due 02/25/2033	1,329	1,236
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.214% due 01/25/2034	681	629
Babson CLO, Inc.
0.516% due 07/20/2019	5,355	5,337
Bear Stearns Asset-Backed Securities Trust
0.249% due 12/25/2036	10	10
0.589% due 12/25/2035	1,500	1,449
1.179% due 11/25/2042	416	405
2.996% due 10/25/2036	2,568	2,476
3.008% due 10/25/2036	3,707	2,795
Bear Stearns Second Lien Trust
1.379% due 12/25/2036	21,100	13,880
BlueMountain CLO Ltd.
0.502% due 11/15/2017	466	466
Callidus Debt Partners CLO Fund Ltd.
0.528% due 04/17/2020	5,172	5,169
Capital Trust Re CDO Ltd.
5.160% due 06/25/2035	342	346
5.267% due 06/25/2035	4,500	4,489
Carrington Mortgage Loan Trust
0.279% due 06/25/2037	1,759	1,718
0.359% due 02/25/2036	229	213
Citigroup Mortgage Loan Trust, Inc.
0.629% due 07/25/2044	172	169
Conseco Finance Securitizations Corp.
6.030% due 03/01/2033	750	775
Conseco Financial Corp.
6.240% due 12/01/2028	369	382
Countrywide Asset-Backed Certificates
0.279% due 05/25/2047	2,476	2,448
0.439% due 05/25/2036	1,487	1,485
0.639% due 09/25/2034	190	188
Credit Suisse First Boston Mortgage Securities Corp.
0.979% due 05/25/2043	2,877	2,656
Credit-Based Asset Servicing and Securitization LLC
5.644% due 05/25/2035	815	827
EFS Volunteer LLC
1.064% due 07/26/2027	2,334	2,362
EMC Mortgage Loan Trust
0.879% due 04/25/2042	1,120	1,108
FBR Securitization Trust
0.939% due 09/25/2035	343	336
Goldman Sachs Asset Management CLO PLC
0.485% due 08/01/2022	4,633	4,522
GSRPM Mortgage Loan Trust
0.689% due 03/25/2035	7,879	7,615
Home Equity Asset Trust
0.779% due 11/25/2032	8	7
Home Equity Mortgage Loan Asset-Backed Trust
0.629% due 08/25/2035	1,100	1,076
0.699% due 10/25/2035	1,600	436
6.372% due 05/25/2033	914	926

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Home Equity Mortgage Trust
5.821% due 04/25/2035	$947	$948
HSBC Home Equity Loan Trust
0.360% due 01/20/2036	1,747	1,710
0.440% due 01/20/2035	14,897	14,662
HSI Asset Securitization Corp. Trust
0.229% due 10/25/2036	12	6
Inwood Park CDO Ltd.
0.491% due 01/20/2021	6,127	6,094
Irwin Whole Loan Home Equity Trust
0.719% due 07/25/2032	108	91
JPMorgan Mortgage Acquisition Trust
0.249% due 01/25/2037	264	263
0.609% due 12/25/2035	14,770	13,496
Lehman XS Trust
0.329% due 04/25/2037 ^	7,467	5,247
Long Beach Mortgage Loan Trust
0.649% due 08/25/2035	1,859	1,808
0.739% due 10/25/2034	940	891
0.879% due 03/25/2032	51	45
1.034% due 07/25/2034	1,200	1,154
Loomis Sayles CLO Ltd.
0.494% due 10/26/2020	2,955	2,891
Merrill Lynch Mortgage Investors Trust
0.539% due 09/25/2036	368	340
Morgan Stanley ABS Capital, Inc.
0.639% due 06/25/2034	306	296
1.379% due 06/25/2033	2,819	2,722
Morgan Stanley Dean Witter Capital, Inc.
1.529% due 02/25/2033	312	285
Morgan Stanley Mortgage Loan Trust
0.249% due 01/25/2047	622	580
Nationstar NIM Ltd.
8.000% due 06/25/2037	24	0
Nelnet Student Loan Trust
0.386% due 04/25/2031	2,000	1,937
New Century Home Equity Loan Trust
0.439% due 06/25/2035	1,312	1,311
Newcastle Investment Trust
2.450% due 12/10/2033	5,362	5,438
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
0.439% due 07/25/2035	324	324
0.459% due 11/25/2035	1,041	1,039
Option One Mortgage Loan Trust Asset-Backed Certificates
0.819% due 07/25/2033	230	210
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.289% due 12/25/2034	5,000	4,831
Primus CLO Ltd.
0.501% due 07/15/2021	9,561	9,252
Renaissance Home Equity Loan Trust
0.879% due 08/25/2032	10	8
1.279% due 09/25/2037	4,597	2,461
Residential Asset Mortgage Products Trust
8.500% due 12/25/2031	1,793	1,730
Residential Asset Securities Corp. Trust
5.120% due 12/25/2033	684	620
SACO, Inc.
0.739% due 11/25/2035	1,133	1,123
0.939% due 11/25/2035	216	215
Saxon Asset Securities Trust
8.331% due 12/25/2032	1,231	1,251
SLC Student Loan Trust
4.750% due 06/15/2033	5,232	4,858

154	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2013 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SLM Student Loan Trust
0.434% due 03/15/2024	$6,000	$5,774
0.666% due 04/25/2023	4,200	4,195
1.080% due 03/15/2028	8,350	8,303
2.350% due 04/15/2039	705	707
Soundview Home Loan Trust
1.479% due 11/25/2033	250	250
Specialty Underwriting & Residential Finance Trust
0.859% due 01/25/2034	50	42
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
0.759% due 01/25/2033	409	385
0.829% due 05/25/2034	65	64
Trapeza CDO Ltd.
1.073% due 11/16/2034	1,000	610
Truman Capital Mortgage Loan Trust
0.929% due 12/25/2032	481	461
WMC Mortgage Loan Pass-Through Certificates
0.862% due 05/15/2030	102	97

Total Asset-Backed Securities (Cost $188,917)		180,390

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%
DG Funding Trust
2.534% due 10/30/2013 (a)	267	$1,890

Total Preferred Securities (Cost $2,002)		1,890

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (b) 0.1%
		782

Total Short-Term Instruments (Cost $782)		782

Total Investments in Securities (Cost $943,633)		945,706

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 2.6%

SHORT-TERM INSTRUMENTS 2.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.6%
PIMCO Short-Term Floating NAV Portfolio	2,263,678	$22,653

Total Short-Term Instruments (Cost $22,653)		22,653

Total Investments in Affiliates (Cost $22,653)		22,653

Total Investments 109.8% (Cost $966,286)		$968,359

Financial Derivative Instruments (d)(f) 0.0% (Cost or Premiums, net $(175))		119

Other Assets and Liabilities, net (9.8%)		(86,754)

Net Assets 100.0%		$881,724

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Perpetual maturity, date shown represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	09/30/2013	10/01/2013	$782	Freddie Mac 2.080% due 10/17/2022	$(798)	$782	$782

Total Repurchase Agreements						$(798)	$782	$782

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BCY	0.650%	09/25/2013	12/20/2013	$(776)	$(776)
DEU	0.600%	08/20/2013	11/21/2013	(3,714)	(3,717)
FOB	0.450%	09/16/2013	12/16/2013	(23,420)	(23,424)
MSC	0.330%	09/12/2013	10/10/2013	(40,195)	(40,202)
	0.330%	09/17/2013	10/10/2013	(4,000)	(4,000)
SAL	0.932%	08/30/2013	10/01/2013	(11,510)	(11,520)
ULW	0.450%	07/29/2013	10/23/2013	(1,581)	(1,582)
	0.580%	06/21/2013	12/20/2013	(3,613)	(3,619)

Total Reverse Repurchase Agreements					$(88,840)

(2)	The average amount of borrowing while outstanding during the period ended September 30, 2013 was $176,611 at a weighted average interest rate 0.571%.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	155

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of September 30, 2013:

(c)	Securities with an aggregate market value of $95,042 have been pledged as collateral under the terms of the following master agreements as of September 30, 2013.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BCY	$0	$(776)	$0	$0	$(776)	$857	$81
DEU	0	(3,717)	0	0	(3,717)	4,033	316
FOB	0	(23,424)	0	0	(23,424)	24,395	971
MSC	0	(44,202)	0	0	(44,202)	46,592	2,390
SAL	0	(11,520)	0	0	(11,520)	13,632	2,112
SSB	782	0	0	0	782	(798)	(16)
ULW	0	(5,201)	0	0	(5,201)	5,533	332

Total Borrowings and Other Financing Transactions	$782	$(88,840)	$0	$0

(3)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	0.750%	06/19/2016	$23,800	$(85)	$12	$0	$(7)
Receive	3-Month USD-LIBOR	0.750%	06/19/2017	54,600	512	331	0	(22)
Receive	3-Month USD-LIBOR	2.750%	06/19/2043	7,900	1,333	512	1	0

Total Swap Agreements					$1,760	$855	$1	$(29)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2013:

(e)	Securities with an aggregate market value of $626 and cash of $763 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2013. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$1	$1	$0	$0	$(29)	$(29)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - BUY PROTECTION (1)

Counterparty	Reference Obligation	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
								Asset	Liability
CBK	CIFC Funding Ltd. 3-Month USD-LIBOR plus 1.600% due 10/20/2020	(2.150%	)	10/20/2020	$500	$0	$28	$28	$0

GST	Telos CLO Ltd. 3-Month USD-LIBOR plus 1.700% due 10/11/2021	(2.500%	)	10/11/2021	2,000	0	189	189	0

JPM	Avenue CLO Fund Ltd. 3-Month USD-LIBOR plus 1.650% due 07/20/2018	(1.750%	)	07/20/2018	2,500	0	(5)	0	(5)

						$0	$212	$217	$(5)

156	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2013 (Unaudited)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2013 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	HSBC Finance Corp.	(0.165%	)	12/20/2013	0.066%	$5,000	$0	$(1)	$0	$(1)

CBK	CNA Financial Corp.	(0.470%	)	12/20/2014	0.177%	3,000	0	(11)	0	(11)

DUB	Bank of America Corp.	(0.180%	)	12/20/2016	0.728%	10,000	0	174	174	0

JPM	Countrywide Financial Corp.	(0.710%	)	06/20/2016	1.001%	5,000	0	38	38	0
	HSBC Finance Corp.	(0.220%	)	06/20/2016	0.192%	3,000	0	(3)	0	(3)

RYL	iStar Financial, Inc.	(0.565%	)	12/20/2013	0.573%	6,000	0	(1)	0	(1)

							$0	$196	$212	$(16)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2013 (3)	Notional Amount (4)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
BOA	MetLife, Inc.	1.000%	09/20/2015	0.368%	$ 2,600	$(175)	$208	$33	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value (5)
							Asset	Liability
BOA	CDX.IG-7 10-Year Index 15-30%	0.145%	12/20/2016	$25,000	$0	$(104)	$0	$(104)

DUB	CDX.IG-7 10-Year Index 15-30%	0.157%	12/20/2016	25,000	0	(93)	0	(93)

GST	CDX.IG-7 10-Year Index 15-30%	0.153%	12/20/2016	25,000	0	(97)	0	(97)

					$0	$(294)	$0	$(294)

Total Swap Agreements					$(175)	$322	$462	$(315)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2013:

(g)	Securities with an aggregate market value of $89 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures (6)
BOA	$0	$0	$33	$33	$0	$0	$(104)	$(104)	$(71)	$89	$18
BPS	0	0	0	0	0	0	(1)	(1)	(1)	0	(1)
CBK	0	0	28	28	0	0	(11)	(11)	17	0	17
DUB	0	0	174	174	0	0	(93)	(93)	81	0	81
GST	0	0	189	189	0	0	(97)	(97)	92	0	92
JPM	0	0	38	38	0	0	(8)	(8)	30	(130)	(100)
RYL	0	0	0	0	0	0	(1)	(1)	(1)	0	(1)

Total Over the Counter	$0	$0	$462	$462	$0	$0	$(315)	$(315)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	157

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

(6)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$1	$1

Over the counter
Swap Agreements	$0	$462	$0	$0	$0	$462

	$0	$462	$0	$0	$1	$463

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$29	$29

Over the counter
Swap Agreements	$0	$315	$0	$0	$0	$315

	$0	$315	$0	$0	$29	$344

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$(41)	$0	$0	$0	$(41)

	$0	$(41)	$0	$0	$0	$(41)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$965	$965

Over the counter
Swap Agreements	$0	$(197)	$0	$0	$0	$(197)

	$0	$(197)	$0	$0	$965	$768

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$38,718	$0	$38,718
Industrials	0	11,454	1,117	12,571
U.S. Government Agencies	0	88,930	211	89,141
U.S. Treasury Obligations	0	714	0	714
Mortgage-Backed Securities	0	602,379	19,121	621,500
Asset-Backed Securities	0	172,087	8,303	180,390
Preferred Securities
Banking & Finance	0	0	1,890	1,890
Short-Term Instruments
Repurchase Agreements	0	782	0	782
	$0	$915,064	$30,642	$945,706

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$22,653	$0	$0	$22,653

Total Investments	$22,653	$915,064	$30,642	$117,359

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1	0	1
Over the counter	0	462	0	462
	$0	$463	$0	$463

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(29)	0	(29)
Over the counter	0	(315)	0	(315)
	$0	$(344)	$0	$(344)

Totals	$22,653	$915,183	$30,642	$968,478

158	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2013 (Unaudited)

There were no transfers between Level 1 and 2 during the period ended September 30, 2013.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended September 30, 2013:

Category and Subcategory	Beginning Balance at 03/31/2013	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2013 (1)
Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$1,202	$0	$(33)	$0	$0	$(52)	$0	$0	$1,117	$(50)
U.S. Government Agencies	221	0	(8)	0	0	(2)	0	0	211	(1)
Mortgage-Backed Securities	25,171	0	(3,956)	0	4	26	19,121	(21,245)	19,121	0
Asset-Backed Securities	8,302	0	0	3	0	(2)	0	0	8,303	(2)
Preferred Securities
Banking & Finance	1,940	0	0	0	0	(50)	0	0	1,890	(50)

Totals	$36,836	$0	$(3,997)	$3	$4	$(80)	$19,121	$(21,245)	$30,642	$(103)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$1,117	Third Party Vendor	Broker Quote	104.00
U.S. Government Agencies	211	Benchmark Pricing	Base Price	97.74-97.88
Mortgage-Backed Securities	19,121	Benchmark Pricing	Base Price	100.65
Asset-Backed Securities	8,303	Benchmark Pricing	Base Price	99.52
Preferred Securities
Banking & Finance	1,890	Benchmark Pricing	Base Price	$7,066.86

Total	$30,642

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	159

Schedule of Investments PIMCO Short-Term Floating NAV Portfolio

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 103.9%

CORPORATE BONDS & NOTES 31.5%

BANKING & FINANCE 26.9%
Achmea Hypotheekbank NV
0.616% due 11/03/2014	$15,000	$15,047
African Development Bank
0.596% due 08/04/2014	13,200	13,234
American Honda Finance Corp.
0.652% due 06/18/2014	8,700	8,732
1.850% due 09/19/2014	2,000	2,028
ANZ New Zealand International Ltd.
0.703% due 08/19/2014	10,000	10,032
Asian Development Bank
2.750% due 05/21/2014	32,600	33,126
Bank Nederlandse Gemeenten
1.500% due 03/28/2014	60,700	61,063
5.000% due 05/16/2014	19,700	20,276
Bank of Montreal
1.300% due 10/31/2014	27,000	27,290
Bank of New York Mellon Corp.
0.545% due 01/31/2014	12,800	12,811
Bank of Nova Scotia
1.250% due 11/07/2014	20,000	20,210
2.375% due 12/17/2013	20,873	20,969
Canadian Imperial Bank of Commerce
0.900% due 09/19/2014	80,900	81,356
1.500% due 12/12/2014	78,150	79,248
Citigroup, Inc.
1.718% due 01/13/2014	18,124	18,188
6.000% due 12/13/2013	30,921	31,258
6.375% due 08/12/2014	1,524	1,598
CME Group, Inc.
5.750% due 02/15/2014	650	662
Commonwealth Bank of Australia
0.534% due 09/17/2014	40,000	40,105
0.715% due 07/23/2014	3,000	3,006
0.751% due 06/25/2014	90,200	90,551
2.900% due 09/17/2014	45,000	46,124
3.625% due 06/25/2014	1,100	1,127
Credit Suisse
5.500% due 05/01/2014	1,400	1,442
Dexia Credit Local S.A.
2.750% due 01/10/2014	26,600	26,757
2.750% due 04/29/2014	8,785	8,900
Erste Abwicklungsanstalt
0.568% due 10/15/2014	20,000	20,047
European Investment Bank
0.666% due 02/03/2014	21,000	21,027
General Electric Capital Corp.
0.514% due 09/15/2014	12,200	12,237
0.901% due 04/07/2014	36,454	36,574
1.082% due 12/20/2013	4,400	4,408
3.125% due 03/12/2014	3,000	3,035
5.500% due 06/04/2014	37,000	38,299
5.900% due 05/13/2014	7,400	7,656
Goldman Sachs Group, Inc.
1.265% due 02/07/2014	133,222	133,612
5.150% due 01/15/2014	31,186	31,590
5.250% due 10/15/2013	43,811	43,876
HSBC Bank PLC
1.068% due 01/17/2014	6,000	6,014
1.625% due 07/07/2015	34,000	34,273
HSBC Bank USA N.A.
4.625% due 04/01/2014	14,000	14,274
HSBC Finance Corp.
0.518% due 01/15/2014	30,140	30,142

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.250% due 01/15/2014	$15,278	$15,484
ING Bank NV
1.586% due 10/18/2013	3,300	3,302
Inter-American Development Bank
0.044% due 02/18/2014	28,000	27,981
John Deere Capital Corp.
0.416% due 04/25/2014	21,300	21,324
1.250% due 12/02/2014	5,400	5,457
JPMorgan Chase & Co.
1.004% due 05/02/2014	87,050	87,396
1.065% due 01/24/2014	67,094	67,261
2.050% due 01/24/2014	53,296	53,584
4.650% due 06/01/2014	10,375	10,661
5.375% due 01/15/2014	12,800	12,983
KFW
0.211% due 02/28/2014	170,000	170,086
0.220% due 04/11/2014	254,000	254,149
0.254% due 03/17/2014	8,000	8,002
0.406% due 08/05/2014	50,000	50,062
0.448% due 01/17/2014	12,900	12,907
1.375% due 01/13/2014	10,000	10,037
1.500% due 04/04/2014	6,400	6,445
Landwirtschaftliche Rentenbank
4.875% due 01/10/2014	6,000	6,075
Merrill Lynch & Co., Inc.
5.000% due 02/03/2014	5,095	5,169
MetLife Institutional Funding
1.174% due 04/04/2014	15,500	15,568
Metropolitan Life Global Funding
1.019% due 01/10/2014	3,700	3,707
Monumental Global Funding
0.436% due 10/25/2013	14,500	14,503
0.468% due 01/15/2014	22,010	22,014
Morgan Stanley
0.570% due 01/09/2014	26,600	26,595
1.865% due 01/24/2014	69,500	69,763
2.875% due 01/24/2014	9,450	9,514
National Bank of Canada
1.650% due 01/30/2014	95,250	95,690
National Rural Utilities Cooperative Finance Corp.
0.346% due 02/18/2014	15,400	15,398
Nederlandse Waterschapsbank NV
0.314% due 10/27/2014	60,800	60,827
0.332% due 11/06/2014	19,500	19,503
1.375% due 05/16/2014	28,700	28,885
Nordea Bank AB
1.168% due 01/14/2014	2,583	2,590
1.750% due 10/04/2013	1,600	1,600
2.125% due 01/14/2014	1,000	1,005
Nordea Eiendomskreditt A/S
0.691% due 04/07/2015	37,010	37,083
1.875% due 04/07/2015	106,025	106,924
NRW Bank
0.580% due 12/01/2014	5,600	5,620
Oesterreichische Kontrollbank AG
0.329% due 10/21/2013	15,900	15,901
1.375% due 01/21/2014	3,054	3,065
Rabobank Group
2.500% due 12/12/2013	8,000	8,032
4.200% due 05/13/2014	3,200	3,271
Sparebank Boligkreditt A/S
1.250% due 10/25/2014	59,000	59,036
SSIF Nevada LP
0.968% due 04/14/2014	40,675	40,832
Standard Chartered PLC
1.215% due 05/12/2014	3,225	3,241

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sun Life Financial Global Funding LP
0.521% due 10/06/2013	$29,565	$29,565
Svensk Exportkredit AB
0.308% due 07/13/2014	14,390	14,393
0.324% due 01/05/2015	3,600	3,602
0.400% due 03/23/2014	15,450	15,464
1.015% due 08/14/2014	94,850	95,490
3.250% due 09/16/2014	20,003	20,572
Swedbank Hypotek AB
0.698% due 03/28/2014	53,500	53,628
Toronto-Dominion Bank
0.875% due 09/12/2014	2,000	2,011
Toyota Motor Credit Corp.
0.429% due 01/27/2014	89,000	89,062
0.719% due 10/11/2013	2,000	2,000
Union Bank N.A.
2.125% due 12/16/2013	7,080	7,105
Wells Fargo & Co.
3.750% due 10/01/2014	1,800	1,859
Westpac Securities NZ Ltd.
3.450% due 07/28/2014	42,000	43,093

		2,988,580

INDUSTRIALS 3.6%
Altria Group, Inc.
8.500% due 11/10/2013	7,600	7,662
Anheuser-Busch InBev Worldwide, Inc.
0.628% due 07/14/2014	3,700	3,708
0.814% due 01/27/2014	37,971	38,046
BHP Billiton Finance USA Ltd.
1.125% due 11/21/2014	3,700	3,733
5.500% due 04/01/2014	3,900	4,002
Broadcom Corp.
1.500% due 11/01/2013	1,000	1,001
Burlington Northern Santa Fe LLC
7.000% due 02/01/2014	2,000	2,041
Cellco Partnership
7.375% due 11/15/2013	29,616	29,856
Cisco Systems, Inc.
0.504% due 03/14/2014	1,100	1,102
Comcast Corp.
5.300% due 01/15/2014	26,542	26,916
CRH America, Inc.
5.300% due 10/15/2013	2,800	2,804
Daimler Finance North America LLC
1.049% due 04/10/2014	11,000	11,037
Eli Lilly & Co.
4.200% due 03/06/2014	4,800	4,878
Enterprise Products Operating LLC
9.750% due 01/31/2014	2,410	2,480
EOG Resources, Inc.
1.016% due 02/03/2014	16,470	16,506
International Business Machines Corp.
0.875% due 10/31/2014	8,300	8,356
6.500% due 10/15/2013	1,115	1,117
Kinder Morgan Energy Partners LP
5.000% due 12/15/2013	1,845	1,861
Merck & Co., Inc.
5.300% due 12/01/2013	10,565	10,650
Mondelez International, Inc.
5.250% due 10/01/2013	4,761	4,761
NBCUniversal Media LLC
2.100% due 04/01/2014	13,774	13,887
Network Rail Infrastructure Finance PLC
1.500% due 01/13/2014	2,000	2,007

160	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2013 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Novartis Capital Corp.
4.125% due 02/10/2014	$16,435	$16,652
PepsiCo, Inc.
0.875% due 10/25/2013	11,200	11,204
Philip Morris International, Inc.
6.875% due 03/17/2014	50,439	51,927
Sanofi
0.558% due 03/28/2014	8,250	8,267
1.625% due 03/28/2014	979	985
Statoil ASA
3.875% due 04/15/2014	3,000	3,055
Teva Pharmaceutical Finance BV
0.750% due 03/21/2014	12,930	12,948
1.700% due 03/21/2014	8,500	8,552
Teva Pharmaceutical Finance Co. BV
1.166% due 11/08/2013	29,250	29,268
Total Capital Canada Ltd.
0.648% due 01/17/2014	25,500	25,530
United Technologies Corp.
0.530% due 12/02/2013	2,600	2,602
Volkswagen International Finance NV
0.858% due 04/01/2014	13,080	13,112
1.000% due 03/21/2014	1,500	1,506
1.875% due 04/01/2014	1,200	1,208
Wal-Mart Stores, Inc.
1.625% due 04/15/2014	1,300	1,310
Walgreen Co.
0.754% due 03/13/2014	4,000	4,006
Wyeth LLC
5.500% due 02/01/2014	4,800	4,882

		395,425

UTILITIES 1.0%
BP Capital Markets PLC
0.856% due 03/11/2014	12,640	12,675
0.884% due 12/06/2013	6,350	6,358
3.625% due 05/08/2014	5,165	5,268
5.250% due 11/07/2013	81,837	82,205
Dominion Resources, Inc.
1.800% due 03/15/2014	1,000	1,005
Duke Energy Carolinas LLC
5.750% due 11/15/2013	1,300	1,308
Duke Energy Corp.
6.300% due 02/01/2014	2,900	2,954
Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014	3,000	3,128
Shell International Finance BV
4.000% due 03/21/2014	500	509

		115,410

Total Corporate Bonds & Notes (Cost $3,499,161)		3,499,415

U.S. GOVERNMENT AGENCIES 30.5%
Fannie Mae
0.360% due 06/23/2014	24,800	24,847
0.825% due 12/23/2014	4,900	4,906
Federal Farm Credit Bank
0.150% due 02/03/2014 - 02/20/2014	145,000	145,060
0.169% due 01/28/2015	32,000	32,028
0.180% due 07/21/2014	60,900	60,965
0.189% due 08/27/2014	47,075	47,122
0.190% due 11/19/2014	5,100	5,101
0.222% due 09/08/2014	2,915	2,919
0.260% due 07/14/2014	12,405	12,426

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.290% due 09/15/2014	$4,800	$4,811
0.300% due 03/27/2014	110,800	110,942
0.375% due 01/02/2015	75,000	75,163
Federal Home Loan Bank
0.036% due 12/11/2013	104,340	104,378
0.084% due 01/27/2014	495,000	495,075
0.127% due 12/08/2014	47,200	47,212
0.130% due 11/20/2014	110,000	110,037
0.139% due 02/28/2014	53,000	53,022
0.140% due 02/03/2014 - 02/17/2015	296,900	297,018
0.141% due 02/12/2015	9,400	9,404
0.142% due 02/13/2015	23,100	23,109
0.149% due 02/27/2014	103,000	103,046
0.170% due 11/25/2013 - 02/24/2014	1,287,860	1,288,370
1.375% due 08/18/2014	8,000	8,088
Freddie Mac
0.250% due 08/14/2014	50,000	50,052
0.305% due 02/23/2015	45,000	45,051
0.310% due 01/09/2015	150,000	150,199
1.000% due 08/20/2014	74,465	75,024

Total U.S. Government Agencies (Cost $3,383,533)		3,385,375

U.S. TREASURY OBLIGATIONS 0.4%
U.S. Treasury Notes
0.250% due 03/31/2015 (b)	40,000	40,025

Total U.S. Treasury Obligations (Cost $40,011)		40,025

ASSET-BACKED SECURITIES 0.2%
Ford Credit Auto Owner Trust
0.220% due 08/15/2014	7,314	7,314
Honda Auto Receivables Owner Trust
0.240% due 05/16/2014	7,409	7,410
Nissan Auto Receivables Owner Trust
0.210% due 08/15/2014	11,885	11,884

Total Asset-Backed Securities (Cost $26,607)		26,608

SOVEREIGN ISSUES 12.6%
Japan Bank for International Cooperation
2.875% due 02/02/2015	16,600	17,137
Kommunalbanken A/S
0.230% due 08/28/2014	320,400	320,386
0.366% due 10/21/2013	70,500	70,507
0.376% due 03/10/2014	101,050	101,117
1.000% due 06/16/2014	7,600	7,638
Kommunekredit
0.465% due 04/23/2014	68,000	68,020
Kommuninvest Sverige AB
0.251% due 09/12/2014	70,000	69,988
0.268% due 10/17/2014	65,000	65,004
0.306% due 09/11/2014	28,000	27,996
0.419% due 04/11/2014	11,450	11,458
Province of Manitoba
1.375% due 04/28/2014	2,460	2,475
Province of Ontario
1.375% due 01/27/2014	320,278	321,485
4.100% due 06/16/2014	176,800	181,600
Province of Quebec
4.875% due 05/05/2014	5,810	5,969
State of North Rhine-Westphalia
0.710% due 09/03/2014	18,100	18,172

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sweden Government International Bond
0.250% due 11/13/2014	$103,000	$103,012

Total Sovereign Issues (Cost $1,391,710)		1,391,964

SHORT-TERM INSTRUMENTS 28.7%

CERTIFICATES OF DEPOSIT 0.4%
Banco do Brasil S.A.
0.000% due 10/11/2013	17,000	16,993
0.000% due 11/01/2013	11,000	10,987
Itau Unibanco Holding S.A.
0.000% due 10/31/2013	12,500	12,485

		40,465

COMMERCIAL PAPER 8.6%
Abbey National Treasury Services PLC
0.750% due 10/18/2013	3,700	3,699
Amcor Ltd.
0.400% due 10/16/2013	2,800	2,799
0.470% due 11/12/2013	6,100	6,097
Bank Nederlandse Gemeenten N.V.
0.200% due 02/03/2014	2,000	1,998
0.210% due 03/07/2014	1,600	1,598
0.225% due 04/22/2014	34,500	34,450
BASF AG
0.260% due 03/28/2014	19,000	18,980
0.300% due 03/28/2014	14,300	14,285
CNPC Finance Ltd.
0.360% due 10/08/2013	6,200	6,200
Daimler Finance North America LLC
0.700% due 03/11/2014	20,700	20,660
Dominion Resources, Inc.
0.260% due 10/18/2013	25,000	24,997
Electricite de France S.A.
0.150% due 10/04/2013	16,500	16,500
0.160% due 10/23/2013	8,400	8,399
0.825% due 01/17/2014	44,500	44,468
Export Development Canada
0.130% due 11/12/2013	8,200	8,199
0.170% due 10/07/2013	5,100	5,100
Ford Motor Credit Co. LLC
1.021% due 11/08/2013	25,000	24,974
1.021% due 11/26/2013	700	699
1.021% due 01/06/2014	4,525	4,519
1.150% due 10/01/2013	4,900	4,900
Hewlett-Packard Co.
0.950% due 10/30/2013	33,600	33,574
Kells Funding LLC
0.230% due 10/10/2013	32,900	32,898
0.232% due 06/11/2014	19,800	19,800
0.243% due 11/01/2013	21,700	21,701
0.243% due 11/04/2013	17,400	17,401
NRW Bank
0.120% due 10/16/2013	108,000	107,995
0.155% due 12/09/2013	39,800	39,788
0.165% due 10/17/2013	15,000	14,999
0.170% due 11/04/2013	109,100	109,082
Oneok Partners LP
0.310% due 10/01/2013	5,000	5,000
Province of Ontario
0.130% due 11/08/2013	100	100
0.160% due 12/05/2013	11,000	10,997
0.165% due 12/16/2013	41,000	40,985
Province of Quebec
0.120% due 10/16/2013	4,400	4,400

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	161

Schedule of Investments PIMCO Short-Term Floating NAV Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.130% due 11/08/2013	$19,200	$19,197
0.140% due 11/08/2013	8,200	8,199
0.140% due 11/13/2013	5,400	5,399
0.175% due 11/25/2013	125,000	124,967
Santander S.A.
2.050% due 10/11/2013	2,000	1,999
Spectra Energy Partners LP
0.420% due 10/18/2013	3,000	2,999
Standard Chartered Bank
0.950% due 10/01/2013	10,000	10,000
Vodafone Group PLC
0.690% due 02/10/2014	7,000	6,990
0.698% due 01/28/2014	11,500	11,487
0.720% due 01/28/2014	33,800	33,761
Xstrata Finance Canada Ltd.
0.570% due 10/01/2013	4,000	4,000
Xstrata Finance Dubai Ltd.
0.365% due 10/10/2013	12,000	11,999

		953,238

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS (a) 12.9%
		$1,435,060

SHORT-TERM NOTES 6.8%
CNPC Finance Ltd.
0.569% due 02/20/2014	$51,600	51,539
Export Development Canada
0.110% due 02/04/2014	45,100	45,107
Federal Home Loan Bank
0.090% due 02/19/2014	436,460	436,488
0.150% due 05/01/2014	73,000	73,028
0.170% due 08/20/2014 - 08/28/2014	66,970	66,992
0.190% due 07/25/2014	7,680	7,684
Holmes Master Issuer PLC
0.262% due 04/15/2014	42,000	41,998
Hyundai Auto Receivables Trust
0.220% due 09/15/2014	15,000	15,000

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
M&T Bank Auto Receivables Trust
0.250% due 09/15/2014	$17,200	$17,201
MetLife Institutional Funding
0.339% due 01/10/2014	800	800

		755,837

Total Short-Term Instruments (Cost $3,184,282)		3,184,600

Total Investments in Securities (Cost $11,525,304)		11,527,987

Total Investments 103.9% (Cost $11,525,304)		$11,527,987

Other Assets and Liabilities, net (3.9%)		(434,821)

Net Assets 100.0%		$11,093,166

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BCY	0.040%	09/12/2013	10/04/2013	$66,400	Fannie Mae 2.500% due 09/13/2022	$(16,714)	$66,400	$66,402
					Freddie Mac 0.850% due 08/08/2016	(21,517)
					U.S. Treasury Notes 2.625% due 11/15/2020	(31,319)
	0.040%	09/12/2013	10/10/2013	191,000	Fannie Mae 1.000% - 2.500% due 06/27/2014 - 09/13/2022	(87,859)	191,000	191,004
					Federal Farm Credit Bank 0.590% due 06/27/2016	(13,640)
					Federal Home Loan Bank 2.200% - 5.250% due 06/18/2014 - 01/10/2023	(45,797)
					Freddie Mac 0.520% due 12/28/2015	(11,982)
					U.S. Treasury Bonds 6.125% due 11/15/2027	(41,908)
	0.060%	10/01/2013	10/02/2013	500	U.S. Treasury Inflation Protected Securities 0.625% due 07/15/2021	(510)	500	500
	0.170%	04/26/2013	10/25/2013	160,000	Fannie Mae 4.000% due 06/01/2042	(164,350)	160,000	160,119
	0.210%	05/01/2013	05/01/2014	100,000	Fannie Mae 3.000% - 4.000% due 04/01/2027 - 03/01/2042	(103,874)	100,000	100,089
	0.250%	05/22/2013	05/22/2015	2,960	Eli Lilly & Co. 4.200% due 03/06/2014	(3,058)	2,960	2,963
	0.250%	07/15/2013	07/15/2015	2,088	Northern Trust Corp. 3.450% due 11/04/2020	(2,103)	2,088	2,089
	0.270%	05/21/2013	05/20/2015	10,001	Citigroup, Inc. 4.450% due 01/10/2017	(7,711)	10,001	10,011
					Wyeth LLC 5.500% due 02/01/2014	(2,566)
BOS	0.080%	09/30/2013	10/01/2013	38,300	U.S. Treasury Notes 0.250% due 09/30/2015	(39,074)	38,300	38,300
BSN	0.100%	09/30/2013	10/01/2013	36,500	U.S. Treasury Notes 2.375% due 02/28/2015	(37,300)	36,500	36,500
	0.110%	08/22/2013	11/21/2013	71,093	Fannie Mae 2.000% due 05/24/2027	(73,752)	71,093	71,102
	0.170%	06/13/2013	12/11/2013	56,818	Fannie Mae 2.625% due 06/12/2028	(54,890)	56,818	56,848
GRE	0.090%	09/30/2013	10/01/2013	40,900	Freddie Mac 4.375% due 07/17/2015	(41,773)	40,900	40,900
JPS	0.090%	09/30/2013	10/01/2013	396,700	U.S. Treasury Notes 3.625% due 02/15/2020	(405,499)	396,700	396,701
NXN	0.100%	09/30/2013	10/01/2013	60,000	U.S. Treasury Inflation Protected Securities 1.250% due 07/15/2020	(30,572)	60,000	60,000
					U.S. Treasury Notes 1.375% due 09/30/2018	(30,688)
RYL	0.050%	09/12/2013	10/09/2013	200,000	U.S. Treasury Notes 0.250% - 1.000% due 02/28/2015 - 09/30/2019	(205,597)	200,000	200,005
SAL	0.080%	09/30/2013	10/01/2013	1,800	U.S. Treasury Notes 1.000% due 05/31/2018	(1,843)	1,800	1,800

Total Repurchase Agreements						$(1,475,896)	$1,435,060	$1,435,333

(1)	Includes accrued interest.

162	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2013 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of September 30, 2013:

(b)	Securities with an aggregate market value of $4,058 and cash of $1,400 have been pledged as collateral under the terms of the following master agreements as of September 30, 2013.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
BCY	$533,177	$0	$0	$0	$533,177	$(551,240)	$(18,063)
BOS	38,300	0	0	0	38,300	(39,074)	(774)
BSN	164,450	0	0	0	164,450	(169,701)	(5,251)
GRE	40,900	0	0	0	40,900	(41,773)	(873)
JPS	396,701	0	0	0	396,701	(405,499)	(8,798)
NXN	60,000	0	0	0	60,000	(61,260)	(1,260)
RYL	200,005	0	0	0	200,005	(203,807)	(3,802)
SAL	1,800	0	0	0	1,800	(1,843)	(43)

Total Borrowings and Other Financing Transactions	$1,435,333	$0	$0	$0

(2)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$2,988,580	$0	$2,988,580
Industrials	0	395,425	0	395,425
Utilities	0	115,410	0	115,410
U.S. Government Agencies	0	3,385,375	0	3,385,375
U.S. Treasury Obligations	0	40,025	0	40,025
Asset-Backed Securities	0	26,608	0	26,608

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Sovereign Issues	$0	$1,391,964	$0	$1,391,964
Short-Term Instruments
Certificates of Deposit	0	40,465	0	40,465
Commercial Paper	0	953,238	0	953,238
Repurchase Agreements	0	1,435,060	0	1,435,060
Short-Term Notes	0	755,837	0	755,837

Total Investments	$0	$11,527,987	$0	$11,527,987

There were no transfers between Level 1 and 2 during the period ended September 30, 2013.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended September 30, 2013:

Category and Subcategory	Beginning Balance at 03/31/2013	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2013 (1)
Investments in Securities, at Value
Sovereign Issues	$11,988	$0	$(12,001)	$0	$0	$13	$0	$0	$0	$0
Short-Term Instruments
Finland Treasury Bills	89,641	0	(90,000)	53	0	306	0	0	0	0

Total Investments	$101,629	$0	$(102,001)	$53	$0	$319	$0	$0	$0	$0

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	163

Schedule of Investments PIMCO Short-Term Floating NAV Portfolio II

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.4%

CORPORATE BONDS & NOTES 22.7%

BANKING & FINANCE 19.3%
Achmea Hypotheekbank NV
0.616% due 11/03/2014	$21,000	$21,066
3.200% due 11/03/2014	250	258
African Development Bank
0.596% due 08/04/2014	3,100	3,108
American Honda Finance Corp.
0.652% due 06/18/2014	1,400	1,405
0.716% due 05/08/2014	4,000	4,010
1.850% due 09/19/2014	550	558
American International Group, Inc.
3.750% due 11/30/2013	1,000	1,005
ANZ New Zealand International Ltd.
0.703% due 08/19/2014	11,000	11,035
Asian Development Bank
2.750% due 05/21/2014	14,300	14,531
Bank Nederlandse Gemeenten
1.500% due 03/28/2014	15,250	15,342
3.125% due 01/12/2015	3,000	3,103
5.000% due 05/16/2014	5,900	6,073
Bank of America Corp.
7.375% due 05/15/2014	5,400	5,621
Bank of Montreal
1.300% due 10/31/2014	33,000	33,354
Bank of New York Mellon Corp.
0.545% due 01/31/2014	3,600	3,603
Bank of Nova Scotia
1.050% due 03/20/2015	2,470	2,495
1.250% due 11/07/2014	7,400	7,478
Canadian Imperial Bank of Commerce
0.900% due 09/19/2014	10,700	10,760
1.500% due 12/12/2014	19,770	20,048
Citigroup, Inc.
0.383% due 03/07/2014	10,275	10,269
1.718% due 01/13/2014	6,700	6,724
6.000% due 12/13/2013	13,674	13,823
6.375% due 08/12/2014	408	428
CME Group, Inc.
5.750% due 02/15/2014	200	204
Commonwealth Bank of Australia
0.534% due 09/17/2014	11,900	11,931
0.751% due 06/25/2014	27,400	27,507
3.625% due 06/25/2014	6,300	6,454
Credit Suisse
5.500% due 05/01/2014	700	721
Dexia Credit Local S.A.
0.744% due 04/29/2014	12,600	12,614
2.750% due 01/10/2014	10,900	10,965
2.750% due 04/29/2014	2,700	2,735
Erste Abwicklungsanstalt
0.568% due 10/15/2014	28,000	28,066
0.625% due 11/20/2014	8,000	8,003
European Investment Bank
0.666% due 02/03/2014	10,000	10,013
1.125% due 08/15/2014	2,600	2,622
FMS Wertmanagement AoeR
0.359% due 01/26/2015	10,000	10,026
0.498% due 04/01/2014	15,000	15,021
General Electric Capital Corp.
0.514% due 09/15/2014	2,777	2,785
0.890% due 06/02/2014	4,050	4,068
0.901% due 04/07/2014	4,075	4,088
1.121% due 01/07/2014	4,300	4,310
5.500% due 06/04/2014	4,000	4,140

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.900% due 05/13/2014	$9,215	$9,534
Goldman Sachs Group, Inc.
1.263% due 11/21/2014	400	402
1.265% due 02/07/2014	29,205	29,291
5.150% due 01/15/2014	8,020	8,124
5.250% due 10/15/2013	6,916	6,926
6.000% due 05/01/2014	1,404	1,448
HSBC Bank PLC
1.068% due 01/17/2014	2,050	2,055
1.625% due 07/07/2015	19,100	19,250
HSBC Bank USA N.A.
4.625% due 04/01/2014	3,600	3,671
HSBC Finance Corp.
0.518% due 01/15/2014	17,135	17,136
5.250% due 01/15/2014	3,500	3,547
ING Bank NV
1.586% due 10/18/2013	1,000	1,001
Inter-American Development Bank
0.044% due 02/18/2014	11,400	11,392
John Deere Capital Corp.
0.416% due 04/25/2014	5,700	5,706
0.424% due 06/16/2014	600	601
0.480% due 03/03/2014	1,715	1,717
1.250% due 12/02/2014	2,100	2,122
JPMorgan Chase & Co.
1.004% due 05/02/2014	37,140	37,288
1.065% due 01/24/2014	10,600	10,626
2.050% due 01/24/2014	12,500	12,568
4.650% due 06/01/2014	21,600	22,196
5.375% due 01/15/2014	6,300	6,390
KFW
0.211% due 02/28/2014	50,000	50,025
0.220% due 04/11/2014	40,000	40,023
0.254% due 03/17/2014	2,400	2,400
0.406% due 08/05/2014	16,700	16,721
0.448% due 01/17/2014	11,720	11,727
1.000% due 01/12/2015	3,000	3,028
1.375% due 01/13/2014	25,000	25,093
1.500% due 04/04/2014	5,000	5,036
3.500% due 03/10/2014	1,000	1,014
Landwirtschaftliche Rentenbank
0.416% due 10/19/2014	31,600	31,657
4.875% due 01/10/2014	6,500	6,581
Merrill Lynch & Co., Inc.
5.000% due 02/03/2014	800	812
MetLife Institutional Funding
1.174% due 04/04/2014	4,265	4,284
Monumental Global Funding
0.436% due 10/25/2013	17,175	17,178
0.468% due 01/15/2014	950	950
5.250% due 01/15/2014	4,400	4,460
Morgan Stanley
0.570% due 01/09/2014	13,140	13,137
1.865% due 01/24/2014	16,700	16,763
2.875% due 01/24/2014	2,250	2,265
6.000% due 05/13/2014	5,123	5,280
7.000% due 10/01/2013	1,000	1,000
National Bank of Canada
1.650% due 01/30/2014	54,450	54,702
National Rural Utilities Cooperative Finance Corp.
0.346% due 02/18/2014	3,000	3,000
Nederlandse Waterschapsbank NV
0.314% due 10/27/2014	30,345	30,359
0.332% due 11/06/2014	10,300	10,301
1.375% due 05/16/2014	13,000	13,084
Nordea Bank AB
1.168% due 01/14/2014	2,160	2,166

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.750% due 10/04/2013	$950	$950
2.125% due 01/14/2014	1,000	1,005
Nordea Eiendomskreditt A/S
0.691% due 04/07/2015	13,190	13,216
1.875% due 04/07/2015	35,500	35,801
NRW Bank
0.580% due 12/01/2014	2,000	2,007
Oesterreichische Kontrollbank AG
0.329% due 10/21/2013	4,500	4,500
1.375% due 01/21/2014	8,000	8,030
Pricoa Global Funding
5.450% due 06/11/2014	4,700	4,859
Rabobank Group
2.500% due 12/12/2013	5,600	5,622
4.200% due 05/13/2014	2,500	2,555
Sparebank Boligkreditt A/S
1.250% due 10/25/2014	22,480	22,493
SSIF Nevada LP
0.968% due 04/14/2014	18,440	18,511
Standard Chartered PLC
1.215% due 05/12/2014	700	704
Sun Life Financial Global Funding LP
0.521% due 10/06/2013	6,800	6,800
Svensk Exportkredit AB
0.308% due 07/13/2014	1,800	1,800
0.324% due 01/05/2015	1,300	1,301
0.400% due 03/23/2014	500	500
1.015% due 08/14/2014	18,306	18,429
3.250% due 09/16/2014	57,300	58,929
Swedbank Hypotek AB
0.698% due 03/28/2014	29,120	29,189
Toronto-Dominion Bank
0.875% due 09/12/2014	9,100	9,150
Toyota Motor Credit Corp.
0.429% due 01/27/2014	21,200	21,215
Union Bank N.A.
2.125% due 12/16/2013	2,900	2,910
Westpac Securities NZ Ltd.
3.450% due 07/28/2014	42,825	43,939

		1,262,822

INDUSTRIALS 2.8%
Altria Group, Inc.
8.500% due 11/10/2013	3,150	3,176
Anheuser-Busch InBev Worldwide, Inc.
0.628% due 07/14/2014	6,425	6,439
0.814% due 01/27/2014	18,671	18,708
BHP Billiton Finance USA Ltd.
1.125% due 11/21/2014	1,400	1,412
5.500% due 04/01/2014	2,300	2,360
Boeing Co.
5.000% due 03/15/2014	4,550	4,643
Broadcom Corp.
1.500% due 11/01/2013	1,000	1,001
Burlington Northern Santa Fe LLC
7.000% due 02/01/2014	1,400	1,429
Cadbury Schweppes U.S. Finance LLC
5.125% due 10/01/2013	1,000	1,000
Coca-Cola Co.
0.750% due 11/15/2013	3,986	3,988
Coca-Cola Enterprises, Inc.
0.563% due 02/18/2014	390	390
Comcast Corp.
5.300% due 01/15/2014	560	568
CRH America, Inc.
5.300% due 10/15/2013	800	801

164	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2013 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Daimler Finance North America LLC
1.049% due 04/10/2014	$13,450	$13,495
E.I. du Pont de Nemours & Co.
0.671% due 03/25/2014	7,495	7,512
4.875% due 04/30/2014	400	410
5.875% due 01/15/2014	680	690
Eaton Corp.
0.584% due 06/16/2014	3,500	3,503
Eli Lilly & Co.
4.200% due 03/06/2014	1,900	1,931
Encana Corp.
4.750% due 10/15/2013	200	200
Energy Transfer Partners LP
8.500% due 04/15/2014	1,000	1,039
Enterprise Products Operating LLC
9.750% due 01/31/2014	9,773	10,058
EOG Resources, Inc.
1.016% due 02/03/2014	5,000	5,011
ERAC USA Finance LLC
2.250% due 01/10/2014	1,000	1,004
Home Depot, Inc.
5.250% due 12/16/2013	2,885	2,914
International Business Machines Corp.
0.875% due 10/31/2014	3,200	3,222
Mondelez International, Inc.
5.250% due 10/01/2013	1,300	1,300
NBCUniversal Media LLC
2.100% due 04/01/2014	8,310	8,378
Novartis Capital Corp.
4.125% due 02/10/2014	2,900	2,938
PepsiCo, Inc.
0.875% due 10/25/2013	3,400	3,401
Philip Morris International, Inc.
6.875% due 03/17/2014	8,600	8,854
Sanofi
0.558% due 03/28/2014	5,100	5,111
1.625% due 03/28/2014	1,750	1,760
Statoil ASA
3.875% due 04/15/2014	2,000	2,037
Teva Pharmaceutical Finance BV
0.750% due 03/21/2014	5,916	5,924
1.700% due 03/21/2014	500	503
Teva Pharmaceutical Finance Co. BV
1.166% due 11/08/2013	12,200	12,207
Thermo Fisher Scientific, Inc.
2.050% due 02/21/2014	1,500	1,508
Total Capital Canada Ltd.
0.648% due 01/17/2014	8,200	8,210
United Technologies Corp.
0.530% due 12/02/2013	800	800
UnitedHealth Group, Inc.
4.750% due 02/10/2014	4,765	4,835
Volkswagen International Finance NV
0.858% due 04/01/2014	8,600	8,621
1.000% due 03/21/2014	4,200	4,216
Walgreen Co.
0.754% due 03/13/2014	800	801
Wyeth LLC
5.500% due 02/01/2014	1,900	1,932

		180,240

UTILITIES 0.6%
BP Capital Markets PLC
0.856% due 03/11/2014	3,625	3,635
0.884% due 12/06/2013	4,500	4,506
3.625% due 05/08/2014	4,600	4,692

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.250% due 11/07/2013	$13,123	$13,182
British Telecommunications PLC
1.377% due 12/20/2013	5,825	5,838
Commonwealth Edison Co.
1.625% due 01/15/2014	1,000	1,004
Consolidated Natural Gas Co.
5.000% due 03/01/2014	300	305
Dominion Resources, Inc.
1.800% due 03/15/2014	4,400	4,424
Duke Energy Corp.
6.300% due 02/01/2014	900	917
Progress Energy, Inc.
6.050% due 03/15/2014	565	579

		39,082

Total Corporate Bonds & Notes (Cost $1,482,106)		1,482,144

U.S. GOVERNMENT AGENCIES 27.1%
Fannie Mae
0.149% due 02/27/2015	500	500
0.160% due 06/20/2014	4,900	4,903
0.190% due 01/20/2015	500	501
0.230% due 03/04/2014	7,382	7,387
0.310% due 01/27/2014	5,000	5,004
0.340% due 10/25/2013	4,250	4,251
0.360% due 06/23/2014	43,650	43,733
0.380% due 10/27/2014	3,500	3,512
0.875% due 08/28/2014	15,000	15,103
2.625% due 11/20/2014	21,555	22,166
Federal Farm Credit Bank
0.109% due 12/23/2014	40,000	39,978
0.110% due 02/05/2015 - 03/19/2015	35,000	35,000
0.149% due 07/25/2014	2,700	2,702
0.150% due 02/03/2014 - 02/20/2014	30,750	30,763
0.169% due 01/28/2015	12,000	12,010
0.170% due 09/24/2014 - 01/26/2015	9,595	9,603
0.180% due 07/21/2014	15,000	15,016
0.189% due 02/27/2015	300	300
0.209% due 09/29/2014	785	786
0.210% due 06/26/2015	4,800	4,807
0.212% due 04/06/2015	29,200	29,242
0.220% due 11/04/2013 - 03/04/2015	22,520	22,546
0.230% due 03/24/2015	6,200	6,212
0.245% due 02/07/2014	25,000	25,016
0.250% due 05/21/2014 - 01/26/2015	49,710	49,763
0.270% due 11/05/2014	5,000	5,006
0.280% due 10/14/2014	18,500	18,529
0.300% due 12/11/2014	26,500	26,550
Federal Home Loan Bank
0.036% due 12/11/2013	15,760	15,766
0.084% due 01/27/2014	100	100
0.127% due 12/08/2014	35,000	35,009
0.130% due 11/20/2014	30,000	30,010
0.131% due 12/19/2014	20,000	20,006
0.139% due 02/28/2014	11,000	11,005
0.140% due 02/03/2014 - 02/17/2015	228,800	228,902
0.141% due 02/12/2015	3,800	3,802
0.142% due 02/13/2015	9,300	9,304
0.160% due 11/08/2013 - 11/15/2013	13,510	13,512

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.170% due 11/25/2013 - 02/24/2014	$697,260	$697,503
0.185% due 11/04/2013	18,500	18,503
0.200% due 03/11/2014	5,000	5,004
0.210% due 10/22/2014	25,000	25,013
0.220% due 10/24/2014	47,000	47,029
0.230% due 04/15/2014	60,000	60,050
0.875% due 12/12/2014	20,400	20,568
Freddie Mac
0.380% due 11/18/2013	3,145	3,146
0.625% due 12/29/2014	8,663	8,709
0.750% due 11/25/2014	20,000	20,136
1.000% due 07/30/2014	2,035	2,050
2.650% due 11/06/2014	30,000	30,816
3.000% due 07/28/2014	10,000	10,233
5.000% due 07/15/2014	13,180	13,687

Total U.S. Government Agencies (Cost $1,770,064)		1,770,752

U.S. TREASURY OBLIGATIONS 2.3%
U.S. Treasury Notes
0.250% due 11/30/2014 (b)	125,000	125,149
0.250% due 01/15/2015 (b)	25,000	25,025

Total U.S. Treasury Obligations (Cost $150,043)		150,174

ASSET-BACKED SECURITIES 0.1%
Ford Credit Auto Owner Trust
0.220% due 08/15/2014	2,813	2,813
Honda Auto Receivables Owner Trust
0.240% due 05/16/2014	2,032	2,032
Nissan Auto Lease Trust
0.342% due 07/15/2014	150	150
Nissan Auto Receivables Owner Trust
0.210% due 08/15/2014	4,544	4,544

Total Asset-Backed Securities (Cost $9,539)		9,539

SOVEREIGN ISSUES 9.5%
Export Development Canada
1.500% due 05/15/2014	7,295	7,354
Japan Bank for International Cooperation
2.875% due 02/02/2015	9,600	9,911
Kommunalbanken A/S
0.230% due 08/28/2014	116,700	116,695
0.366% due 10/21/2013	21,300	21,302
0.376% due 03/10/2014	35,900	35,918
0.396% due 01/21/2014	25,000	24,977
1.000% due 06/16/2014	8,700	8,744
Kommunekredit
0.465% due 04/23/2014	18,500	18,505
Kommuninvest Sverige AB
0.251% due 09/12/2014	22,750	22,746
0.268% due 10/17/2014	17,500	17,501
0.270% due 03/26/2015	1,450	1,450
0.306% due 09/11/2014	5,000	4,999
0.419% due 04/11/2014	72,300	72,348
Province of Manitoba
1.375% due 04/28/2014	3,000	3,018
Province of Ontario
1.375% due 01/27/2014	143,135	143,675
4.100% due 06/16/2014	38,573	39,620
4.500% due 02/03/2015	5,500	5,803
State of North Rhine-Westphalia
0.710% due 09/03/2014	16,500	16,565
1.250% due 11/25/2013	24,900	24,945

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	165

Schedule of Investments PIMCO Short-Term Floating NAV Portfolio II (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sweden Government International Bond
0.250% due 11/13/2014	$29,000	$29,004

Total Sovereign Issues (Cost $625,065)		625,080

SHORT-TERM INSTRUMENTS 37.7%

COMMERCIAL PAPER 7.4%
Amcor Ltd.
0.400% due 10/16/2013	23,400	23,396
0.470% due 11/12/2013	3,200	3,198
Bank Nederlandse Gemeenten N.V.
0.200% due 02/03/2014	15,800	15,788
0.210% due 03/07/2014	12,600	12,587
0.225% due 04/22/2014	18,000	17,974
BASF AG
0.260% due 03/28/2014	6,000	5,994
0.300% due 03/28/2014	2,900	2,897
Daimler Finance North America LLC
0.700% due 03/11/2014	3,700	3,693
Dominion Resources, Inc.
0.260% due 10/18/2013	12,300	12,298
Electricite de France S.A.
0.150% due 10/04/2013	8,000	8,000
0.160% due 10/01/2013	5,000	5,000
0.825% due 01/17/2014	21,500	21,485
Export Development Canada
0.130% due 11/12/2013	3,100	3,099
0.140% due 02/26/2014	13,500	13,495
0.170% due 10/07/2013	6,100	6,100
Ford Motor Credit Co. LLC
1.021% due 11/08/2013	12,200	12,187
1.021% due 11/26/2013	700	699
1.150% due 10/01/2013	1,600	1,600
Hewlett-Packard Co.
0.950% due 10/30/2013	18,500	18,486
Holcim U.S. Finance SARL & Cie S.C.S.
0.420% due 12/10/2013	4,100	4,098
Kells Funding LLC
0.230% due 10/10/2013	9,300	9,299

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.232% due 06/11/2014	$9,600	$9,600
0.233% due 10/09/2013	7,000	7,000
0.243% due 11/01/2013	11,800	11,801
KfW
0.145% due 01/10/2014	25,000	24,990
NRW Bank
0.120% due 10/16/2013	42,000	41,998
0.155% due 12/09/2013	20,000	19,994
0.165% due 10/17/2013	4,100	4,100
0.170% due 11/04/2013	26,300	26,296
Oneok Partners LP
0.310% due 10/01/2013	5,000	5,000
Province of Ontario
0.130% due 11/08/2013	7,900	7,899
0.160% due 11/29/2013	10,000	9,997
0.160% due 12/05/2013	3,800	3,799
0.165% due 12/16/2013	17,500	17,494
Province of Quebec
0.120% due 10/16/2013	1,000	1,000
0.130% due 11/08/2013	4,400	4,399
0.140% due 11/08/2013	3,000	3,000
0.140% due 11/13/2013	300	300
0.175% due 11/25/2013	44,000	43,988
Santander S.A.
2.050% due 10/11/2013	2,000	1,999
Spectra Energy Partners LP
0.420% due 10/18/2013	3,000	2,999
Standard Chartered Bank
0.950% due 10/01/2013	3,000	3,000
Vodafone Group PLC
0.690% due 02/10/2014	2,000	1,997
0.720% due 01/28/2014	19,800	19,777
Xstrata Finance Canada Ltd.
0.570% due 10/01/2013	1,200	1,200
Xstrata Finance Dubai Ltd.
0.365% due 10/10/2013	6,300	6,299

		481,299

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS (a) 22.9%
		$1,496,406

SHORT-TERM NOTES 7.4%
Export Development Canada
0.110% due 02/04/2014	$6,900	6,901
Federal Home Loan Bank
0.090% due 02/19/2014 - 02/26/2014	175,000	175,024
0.101% due 02/19/2014	30,000	29,998
0.140% due 06/04/2014	10,000	10,002
0.170% due 08/20/2014	205,000	205,067
Holmes Master Issuer PLC
0.262% due 04/15/2014	13,000	13,000
Hyundai Auto Receivables Trust
0.220% due 09/15/2014	6,000	6,000
Korea Development Bank
0.712% due 11/26/2013	26,000	26,015
M&T Bank Auto Receivables Trust
0.250% due 09/15/2014	8,100	8,100
MetLife Institutional Funding
0.339% due 01/10/2014	3,100	3,100

		483,207

Total Short-Term Instruments (Cost $2,460,695)		2,460,912

Total Investments in Securities (Cost $6,497,512)		6,498,601

Total Investments 99.4% (Cost $6,497,512)		$6,498,601

Other Assets and Liabilities, net 0.6%		38,988

Net Assets 100.0%		$6,537,589

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BCY	0.060%	10/01/2013	10/02/2013	$3,200	U.S. Treasury Inflation Protected Securities 0.625% due 07/15/2021	$(3,264)	$3,200	$3,200
	0.210%	05/01/2013	05/01/2014	10,000	Fannie Mae 3.500% due 08/01/2042	(9,510)	10,000	10,009
BOS	0.080%	09/30/2013	10/01/2013	28,900	U.S. Treasury Notes 0.250% - 1.375% due 09/30/2015 - 09/30/2018	(29,487)	28,900	28,900
BSN	0.100%	09/30/2013	10/01/2013	58,900	U.S. Treasury Notes 2.375% due 02/28/2015	(60,119)	58,900	58,900
	0.110%	08/22/2013	11/21/2013	16,032	Fannie Mae 2.000% due 05/24/2027	(16,631)	16,032	16,034
	0.170%	06/13/2013	12/11/2013	23,674	Fannie Mae 2.625% due 06/12/2028	(22,871)	23,674	23,686
GRE	0.040%	09/30/2013	10/01/2013	66,600	U.S. Treasury Notes 4.500% due 05/15/2017	(67,978)	66,600	66,600
	0.060%	10/01/2013	10/02/2013	10,600	U.S. Treasury Notes 3.250% due 07/31/2016	(10,824)	10,600	10,600
	0.090%	09/30/2013	10/01/2013	21,600	Fannie Mae 4.125% due 04/15/2014	(22,035)	21,600	21,600
GSC	0.090%	09/30/2013	10/01/2013	4,100	Fannie Mae 2.500% due 12/01/2027	(4,232)	4,100	4,100
JPS	0.090%	09/30/2013	10/01/2013	16,000	U.S. Treasury Notes 2.125% due 12/31/2015	(16,354)	16,000	16,000
	0.100%	09/30/2013	10/01/2013	3,800	Freddie Mac 2.205% due 12/05/2022	(3,959)	3,800	3,800

166	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2013 (Unaudited)

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
MBC	0.050%	09/12/2013	10/04/2013	$500,000	U.S. Treasury Notes 0.375% - 3.625% due 03/15/2015 - 02/15/2020	$(517,288)	$500,000	$500,013
	0.090%	09/30/2013	10/01/2013	137,300	U.S. Treasury Inflation Protected Securities 2.000% due 07/15/2014	(68,675)	137,300	137,300
					U.S. Treasury Notes 0.375% due 06/30/2015	(71,419)
MSC	0.050%	09/12/2013	10/01/2013	244,700	Fannie Mae 2.500% - 5.000% due 11/01/2027 - 09/01/2040	(198,097)	244,700	244,707
					Ginnie Mae 6.000% due 05/15/2040	(60,086)
	0.090%	09/30/2013	10/01/2013	22,200	U.S. Treasury Notes 1.000% due 05/31/2018	(22,693)	22,200	22,200
NXN	0.100%	09/30/2013	10/01/2013	60,000	U.S. Treasury Inflation Protected Securities 1.250% due 07/15/2020	(30,572)	60,000	60,000
					U.S. Treasury Notes 1.375% due 09/30/2018	(30,688)
RDR	0.090%	09/30/2013	10/01/2013	200,000	U.S. Treasury Notes 0.625% - 0.750% due 05/31/2017 - 02/28/2018	(204,268)	200,000	200,001
RYL	0.050%	09/05/2013	10/09/2013	50,000	U.S. Treasury Notes 0.250% due 02/28/2015	(54,044)	50,000	50,002
SAL	0.110%	09/30/2013	10/01/2013	10,300	U.S. Treasury Notes 0.625% due 08/31/2017	(10,523)	10,300	10,300
TDM	0.070%	10/01/2013	10/02/2013	300	U.S. Treasury Notes 1.500% due 06/30/2016	(309)	300	300
	0.080%	09/30/2013	10/01/2013	8,200	U.S. Treasury Notes 1.375% due 11/30/2015	(8,415)	8,200	8,200

Total Repurchase Agreements						$(1,544,341)	$1,496,406	$1,496,452

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of September 30, 2013:

(b)	Securities with an aggregate market value of $13,659 have been pledged as collateral under the terms of the following master agreements as of September 30, 2013.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
BCY	$13,209	$0	$0	$0	$13,209	$(12,774)	$435
BOS	28,900	0	0	0	28,900	(29,487)	(587)
BSN	98,620	0	0	0	98,620	(101,557)	(2,937)
GRE	98,800	0	0	0	98,800	(100,837)	(2,037)
GSC	4,100	0	0	0	4,100	(4,232)	(132)
JPS	19,800	0	0	0	19,800	(20,313)	(513)
MBC	637,313	0	0	0	637,313	(650,514)	(13,201)
MSC	266,907	0	0	0	266,907	(275,212)	(8,305)
NXN	60,000	0	0	0	60,000	(61,260)	(1,260)
RDR	200,001	0	0	0	200,001	(204,268)	(4,267)
RYL	50,002	0	0	0	50,002	(52,917)	(2,915)
SAL	10,300	0	0	0	10,300	(10,523)	(223)
TDM	8,500	0	0	0	8,500	(8,724)	(224)

Total Borrowings and Other Financing Transactions	$1,496,452	$0	$0	$0

(2)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	167

Schedule of Investments PIMCO Short-Term Floating NAV Portfolio II (Cont.)

September 30, 2013 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$1,262,822	$0	$1,262,822
Industrials	0	180,240	0	180,240
Utilities	0	39,082	0	39,082
U.S. Government Agencies	0	1,770,752	0	1,770,752
U.S. Treasury Obligations	0	150,174	0	150,174
Asset-Backed Securities	0	9,539	0	9,539

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Sovereign Issues	$0	$625,080	$0	$625,080
Short-Term Instruments
Commercial Paper	0	481,299	0	481,299
Repurchase Agreements	0	1,496,406	0	1,496,406
Short-Term Notes	0	457,192	26,015	483,207

Totals	$0	$6,472,586	$26,015	$6,498,601

There were no transfers between Level 1 and 2 during the period ended September 30, 2013.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended September 30, 2013:

Category and Subcategory	Beginning Balance at 03/31/2013	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2013 (1)
Investments in Securities, at Value
Sovereign Issues	$4,995	$0	$(5,001)	$0	$0	$6	$0	$0	$0	$0
Short-Term Instruments
Short-Term Notes	0	26,020	0	(5)	0	0	0	0	26,015	0
Finland Treasury Bills	34,860	0	(35,000)	21	0	119	0	0	0	0

Totals	$39,855	$26,020	$(40,001)	$16	$0	$125	$0	$0	$26,015	$0

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Short-Term Instruments
Short-Term Notes	$26,015	Benchmark Pricing	Base Price	100.07

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

168	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO U.S. Government Sector Portfolio

September 30, 2013 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.4%

CORPORATE BONDS & NOTES 1.4%

BANKING & FINANCE 1.4%
Citigroup, Inc.
1.718% due 01/13/2014	$24,000	$24,085
KFW
3.500% due 03/10/2014	200	203
Morgan Stanley
1.865% due 01/24/2014	24,000	24,091

		48,379

INDUSTRIALS 0.0%
Totem Ocean Trailer Express, Inc.
4.514% due 12/18/2019	325	340

Total Corporate Bonds & Notes (Cost $48,583)		48,719

MUNICIPAL BONDS & NOTES 0.1%

CALIFORNIA 0.1%
Los Angeles Unified School District, California General Obligation Bonds, (NPFGC Insured), Series 2007
4.500% due 07/01/2025	1,920	2,046

IOWA 0.0%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	1,855	1,774

NEW YORK 0.0%
Port Authority of New York & New Jersey Revenue Bonds, Series 2008
5.250% due 09/15/2023	1,100	1,208

Total Municipal Bonds & Notes (Cost $4,743)		5,028

U.S. GOVERNMENT AGENCIES 22.1%
Egypt Government AID Bond
4.450% due 09/15/2015	35,000	37,682
Fannie Mae
0.252% due 12/25/2036	995	975
0.299% due 03/25/2034	1,048	1,034
0.309% due 03/25/2036	630	579
0.399% due 07/25/2032	662	650
0.419% due 06/25/2033	396	380
0.439% due 06/25/2032	1	1
0.499% due 03/25/2032	467	445
0.500% due 03/30/2016	46,000	45,916
0.519% due 11/25/2032	3	3
0.529% due 05/25/2042	382	382
0.629% due 08/25/2021 - 03/25/2022	43	43
0.779% due 08/25/2022	10	10
0.875% due 12/20/2017	50,000	49,192
0.879% due 04/25/2022	22	23
1.079% due 04/25/2032	378	384
1.125% due 04/27/2017	100,000	100,437
1.359% due 02/01/2041 - 10/01/2044	7,445	7,630
1.559% due 11/01/2030	1	1
1.782% due 03/01/2035	1,108	1,149
1.992% due 11/01/2035	379	399
2.021% due 11/01/2035	545	572
2.070% due 06/01/2021	795	830
2.095% due 02/01/2026	10	10

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.125% due 12/01/2032	$6	$5
2.191% due 09/01/2033	3	3
2.204% due 11/01/2020	11	11
2.250% due 03/15/2016	54,300	56,510
2.251% due 06/01/2032	1	1
2.258% due 05/01/2025	9	10
2.280% due 12/01/2022	27	28
2.294% due 07/01/2018	156	158
2.305% due 09/01/2031	45	48
2.363% due 12/01/2029	5	6
2.373% due 10/01/2032	25	26
2.375% due 05/01/2022 - 09/01/2022	12	12
2.391% due 12/01/2029	8	8
2.395% due 09/01/2028	7	7
2.400% due 12/01/2031 - 05/01/2032	7	7
2.453% due 08/01/2036	336	357
2.498% due 01/01/2029	1	1
2.520% due 12/01/2029	22	22
2.553% due 01/01/2036	3,606	3,841
2.655% due 12/01/2035	161	172
2.722% due 10/01/2025 - 03/01/2026	45	48
2.745% due 03/01/2018	9	10
2.750% due 09/01/2017 - 01/01/2018	17	18
3.223% due 08/01/2028	11	11
4.000% due 03/01/2029 - 01/01/2042	9,796	10,296
4.376% due 06/01/2025	15	15
4.500% due 04/01/2028 - 10/01/2041	2,132	2,302
4.650% due 08/01/2014	6	6
5.069% due 09/01/2026	303	307
5.650% due 11/01/2014	2	2
6.000% due 06/01/2037	189	207
Freddie Mac
0.000% due 12/11/2025	9,084	5,665
0.419% due 07/25/2031	328	318
0.682% due 06/15/2030 - 12/15/2032	172	173
0.732% due 06/15/2031	82	82
0.882% due 02/15/2027	11	11
1.000% due 03/08/2017	27,700	27,809
1.359% due 10/25/2044 - 02/25/2045	4,894	5,041
1.554% due 07/25/2044	2,418	2,463
1.750% due 09/10/2015	28,000	28,752
2.085% due 02/01/2024	33	35
2.145% due 08/01/2019	25	26
2.209% due 07/01/2020	72	76
2.265% due 04/01/2027	4	4
2.333% due 05/01/2032	17	17
2.354% due 12/01/2031	2	2
2.356% due 08/01/2031	2	2
2.366% due 03/01/2025	1	1
2.373% due 02/01/2032	5	5
2.375% due 12/01/2031	53	55
2.428% due 02/01/2032	15	15
2.459% due 03/01/2035	333	334
2.473% due 06/01/2035	5,182	5,520
2.501% due 07/01/2029	14	15
2.573% due 01/01/2032	20	21
2.676% due 02/01/2035	1,891	2,014
2.721% due 02/01/2018	15	16
3.264% due 08/01/2020	17	17
4.105% due 02/01/2025	8	8

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 04/02/2014 - 09/15/2035	$65,583	$67,657
5.000% due 01/30/2014 - 01/15/2034	38,640	40,094
5.400% due 03/17/2021	500	555
5.500% due 08/15/2030 - 10/01/2039	629	683
6.500% due 10/25/2043	1,063	1,247
Ginnie Mae
1.625% due 04/20/2023 - 04/20/2032	1,836	1,912
1.750% due 07/20/2025 - 08/20/2026	588	613
2.000% due 10/20/2024 - 05/20/2030	302	314
5.000% due 05/20/2034	33,719	36,669
Israel Government AID Bond
0.000% due 11/01/2024	133,000	90,388
5.500% due 09/18/2023	61,330	73,007
Residual Funding Corp. Strips
0.000% due 10/15/2019 - 01/15/2030	18,080	9,760
Small Business Administration
0.875% due 05/25/2021 - 01/25/2022	302	304
1.000% due 03/25/2025 - 07/25/2025	285	287
1.100% due 01/25/2019 - 11/25/2024	327	330
4.500% due 03/01/2023	439	473
4.760% due 09/01/2025	13,251	14,199
4.770% due 04/01/2024	3,689	3,955
4.930% due 01/01/2024	2,541	2,744
5.240% due 08/01/2023	1,751	1,903
7.060% due 11/01/2019	259	282
7.220% due 11/01/2020	279	298
U.S. Department of Housing and Urban Development
4.930% due 08/01/2014	2,242	2,246
5.190% due 08/01/2016	2,880	2,886

Total U.S. Government Agencies (Cost $711,330)		754,485

U.S. TREASURY OBLIGATIONS 37.4%
U.S. Treasury Bonds
5.500% due 08/15/2028 (e)	3,545	4,539
6.250% due 08/15/2023 (e)	22,597	29,929
8.000% due 11/15/2021	44,700	64,010
8.125% due 05/15/2021	100,000	142,750
U.S. Treasury Notes
0.250% due 08/31/2014 (c)	8,400	8,411
0.500% due 08/15/2014	12,800	12,844
0.625% due 08/31/2017	133,200	131,176
0.750% due 06/15/2014	42,100	42,297
0.875% due 01/31/2018	188,000	185,621
1.875% due 09/30/2017 (c)(e)	260,000	268,409
2.000% due 11/15/2021	56,100	54,864
2.625% due 11/15/2020	130,000	135,256
3.625% due 08/15/2019 (e)	129,151	143,403
3.625% due 02/15/2021 (e)	48,367	53,540

Total U.S. Treasury Obligations (Cost $1,290,525)		1,277,049

MORTGAGE-BACKED SECURITIES 5.3%
Bear Stearns Adjustable Rate Mortgage Trust
2.459% due 04/25/2033	112	113
2.573% due 04/25/2033	241	247

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	169

Schedule of Investments PIMCO U.S. Government Sector Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.655% due 11/25/2034	$2,204	$2,190
2.757% due 04/25/2033	12	12
2.960% due 02/25/2033	61	55
2.960% due 01/25/2034	570	567
Bear Stearns Alt-A Trust
0.339% due 02/25/2034	3,433	3,351
2.638% due 11/25/2036	30,284	20,292
2.678% due 11/25/2036	21,709	15,161
CBA Commercial Small Balance Commercial Mortgage
0.459% due 12/25/2036	1,635	1,262
Chevy Chase Funding LLC
0.429% due 08/25/2035	1,029	883
Citigroup Mortgage Loan Trust, Inc.
2.540% due 05/25/2035	1,710	1,661
Countrywide Alternative Loan Trust
0.339% due 02/25/2047	1,020	823
0.359% due 05/25/2047	6,662	5,115
0.360% due 02/20/2047	9,598	6,392
0.379% due 05/25/2036	644	460
0.389% due 05/25/2035	1,325	1,082
0.390% due 03/20/2046	7,129	4,906
0.459% due 12/25/2035	436	352
1.153% due 02/25/2036	594	477
5.500% due 03/25/2036	2,927	2,264
Countrywide Home Loan Mortgage Pass-Through Trust
0.409% due 05/25/2035	2,098	1,717
0.469% due 04/25/2035	428	336
0.509% due 02/25/2035	1,343	1,163
0.519% due 02/25/2035	838	722
2.607% due 09/20/2036 ^	8,801	5,976
2.691% due 04/25/2035	780	655
Credit Suisse First Boston Mortgage Securities Corp.
2.315% due 06/25/2032	43	35
Downey Savings & Loan Association Mortgage Loan Trust
0.441% due 08/19/2045	1,077	946
First Republic Mortgage Loan Trust
0.659% due 06/25/2030	395	391
0.682% due 11/15/2030	410	413
Greenpoint Mortgage Funding Trust
0.399% due 06/25/2045	1,006	878
GSR Mortgage Loan Trust
2.863% due 04/25/2036	8,349	7,739
Harborview Mortgage Loan Trust
0.311% due 04/19/2038	2,547	1,994
0.401% due 05/19/2035	2,743	2,250
0.921% due 02/19/2034	453	443
Impac CMB Trust
1.179% due 07/25/2033	107	99
IndyMac Mortgage Loan Trust
0.499% due 02/25/2035	4,018	3,450
JPMorgan Mortgage Trust
2.812% due 07/25/2035	2,137	2,157
2.818% due 02/25/2036	2,400	2,062
MASTR Adjustable Rate Mortgages Trust
2.469% due 05/25/2034	367	361
MASTR Asset Securitization Trust
5.500% due 09/25/2033	227	241
Merrill Lynch Mortgage Investors Trust
1.897% due 12/25/2032	179	179
Prime Mortgage Trust
5.000% due 02/25/2019	146	148
Residential Accredit Loans, Inc. Trust
0.479% due 08/25/2035	2,147	1,675
0.579% due 03/25/2033	1,286	1,266
1.513% due 09/25/2045	845	696

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Asset Mortgage Products Trust
8.500% due 10/25/2031	$869	$948
Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032	57	60
Sequoia Mortgage Trust
0.530% due 07/20/2033	1,894	1,872
0.650% due 07/20/2033	1,332	1,133
0.881% due 10/19/2026	1,035	1,032
Structured Adjustable Rate Mortgage Loan Trust
1.559% due 01/25/2035	707	526
Structured Asset Mortgage Investments Trust
0.399% due 05/25/2036	26,564	16,796
0.761% due 07/19/2034	382	381
0.881% due 03/19/2034	722	718
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.653% due 10/28/2035	900	854
WaMu Mortgage Pass-Through Certificates
0.439% due 11/25/2045	2,263	2,036
0.449% due 12/25/2045	1,309	1,211
0.883% due 01/25/2047	1,838	1,741
0.963% due 12/25/2046	3,698	3,435
1.133% due 06/25/2046	5,135	4,495
1.159% due 02/25/2046	3,680	3,385
1.353% due 11/25/2042	789	716
1.355% due 05/25/2041	168	159
2.454% due 05/25/2046	837	727
2.454% due 07/25/2046	8,729	7,963
2.454% due 08/25/2046	21,702	18,939
2.454% due 09/25/2046	3,741	3,509
2.454% due 10/25/2046	1,798	1,653
2.454% due 12/25/2046	1,948	1,804
2.547% due 03/25/2034	264	262
Washington Mutual MSC Mortgage Pass-Through Certificates
2.090% due 02/25/2033	19	18
2.225% due 05/25/2033	50	49
2.252% due 02/25/2033	2	2
Wells Fargo Mortgage-Backed Securities Trust
3.662% due 11/25/2033	83	84

Total Mortgage-Backed Securities (Cost $231,013)		182,165

ASSET-BACKED SECURITIES 0.5%
Asset-Backed Securities Corp. Home Equity Loan Trust
0.259% due 05/25/2037	39	17
0.702% due 06/15/2031	273	265
0.722% due 11/15/2031	32	29
Bear Stearns Asset-Backed Securities Trust
0.249% due 12/25/2036	147	145
0.259% due 10/25/2036	55	55
0.289% due 11/25/2036	4,192	2,806
0.839% due 10/25/2032	70	65
Carrington Mortgage Loan Trust
0.229% due 12/25/2036	346	337
0.499% due 10/25/2035	347	345
CIT Group Home Equity Loan Trust
0.719% due 06/25/2033	252	229
Conseco Finance Securitizations Corp.
7.970% due 05/01/2032	1,187	852
Countrywide Asset-Backed Certificates
0.359% due 09/25/2036	1,393	1,344
0.369% due 06/25/2036	991	958
Credit Suisse First Boston Mortgage Securities Corp.
0.799% due 01/25/2032	117	107
Credit-Based Asset Servicing and Securitization LLC
0.249% due 01/25/2037 ^	1,365	521

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GE-WMC Mortgage Securities Trust
0.219% due 08/25/2036	$101	$39
GSAMP Trust
0.249% due 12/25/2036	721	350
0.359% due 11/25/2035	226	44
Home Equity Asset Trust
1.099% due 02/25/2033	1	1
HSI Asset Securitization Corp. Trust
0.229% due 10/25/2036	204	100
IXIS Real Estate Capital Trust
0.239% due 05/25/2037	45	15
JPMorgan Mortgage Acquisition Trust
0.239% due 03/25/2047	435	412
0.259% due 08/25/2036	52	19
L.A. Arena Funding LLC
7.656% due 12/15/2026	57	63
Lehman ABS Mortgage Loan Trust
0.269% due 06/25/2037	865	488
Long Beach Mortgage Loan Trust
0.739% due 10/25/2034	1,548	1,467
MASTR Asset-Backed Securities Trust
0.229% due 11/25/2036	136	56
Merrill Lynch Mortgage Investors Trust
0.299% due 02/25/2037	441	184
Mid-State Trust
7.340% due 07/01/2035	174	191
Morgan Stanley ABS Capital, Inc.
0.239% due 05/25/2037	511	272
Morgan Stanley IXIS Real Estate Capital Trust
0.229% due 11/25/2036	51	22
Morgan Stanley Mortgage Loan Trust
0.249% due 01/25/2047	374	350
New Century Home Equity Loan Trust
0.359% due 05/25/2036	1,199	715
0.439% due 06/25/2035	338	338
Renaissance Home Equity Loan Trust
0.879% due 08/25/2032	2	2
Salomon Brothers Mortgage Securities, Inc.
1.538% due 01/25/2032	147	132
Securitized Asset-Backed Receivables LLC Trust
0.239% due 12/25/2036 ^	2,089	680
0.259% due 11/25/2036 ^	830	289
Soundview Home Loan Trust
0.239% due 11/25/2036	705	244
0.259% due 06/25/2037	484	356
Specialty Underwriting & Residential Finance Trust
0.239% due 01/25/2038	130	128
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
0.279% due 01/25/2037	388	362
0.579% due 05/25/2034	102	100

Total Asset-Backed Securities (Cost $22,991)		15,494

SHORT-TERM INSTRUMENTS 32.6%

REPURCHASE AGREEMENTS (b) 26.8%
		914,742

SHORT-TERM NOTES 5.1%
Federal Home Loan Bank
0.020% due 01/03/2014	25,535	25,534
0.046% due 12/27/2013	600	600
0.048% due 12/27/2013	25,535	25,535
0.049% due 12/04/2013	64,100	64,099

170	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2013 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Freddie Mac
0.046% due 12/02/2013	$57,200	$57,199

		172,967

U.S. TREASURY BILLS 0.7%
0.041% due 10/03/2013 - 02/27/2014 (a)(c)	24,730	24,729

Total Short-Term Instruments (Cost $1,112,424)		1,112,438

Total Investments in Securities (Cost $3,421,609)		3,395,378

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%
PIMCO Short-Term Floating NAV Portfolio	18,627	$186

Total Short-Term Instruments (Cost $186)		186

Total Investments in Affiliates (Cost $186)		186

Total Investments 99.4% (Cost $3,421,795)		$3,395,564

Financial Derivative Instruments (d) 0.1% (Cost or Premiums, net $0)		3,189

Other Assets and Liabilities, net 0.5%		16,349

Net Assets 100.0%		$3,415,102

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BCY	0.040%	09/04/2013	10/02/2013	$25,400	U.S. Treasury Notes 2.625% due 11/15/2020	$(26,484)	$25,400	$25,401
	0.040%	09/27/2013	10/04/2013	34,500	U.S. Treasury Notes 0.250% due 12/15/2015	(35,914)	34,500	34,500
	0.040%	09/05/2013	10/07/2013	18,300	U.S. Treasury Notes 2.250% due 11/30/2017	(18,936)	18,300	18,301
	0.080%	09/30/2013	10/01/2013	40,600	U.S. Treasury Notes 2.000% due 09/30/2020	(41,437)	40,600	40,600
BOS	0.045%	09/03/2013	10/02/2013	60,650	U.S. Treasury Bonds 3.125% due 11/15/2041	(63,588)	60,650	60,652
	0.045%	09/03/2013	10/03/2013	60,650	U.S. Treasury Notes 0.750% due 10/31/2017	(62,852)	60,650	60,652
	0.080%	09/30/2013	10/01/2013	41,400	U.S. Treasury Notes 0.250% due 09/30/2015	(42,237)	41,400	41,400
BPG	0.110%	09/30/2013	10/01/2013	7,300	Fannie Mae 3.000% due 07/01/2043	(7,570)	7,300	7,300
BSN	0.100%	09/30/2013	10/01/2013	76,400	U.S. Treasury Notes 2.375% due 02/28/2015	(77,981)	76,400	76,400
GRE	0.080%	09/30/2013	10/01/2013	29,700	U.S. Treasury Notes 1.500% due 03/31/2019	(30,339)	29,700	29,700
	0.090%	09/30/2013	10/01/2013	50,000	Fannie Mae 4.125% due 04/15/2014	(51,001)	50,000	50,000
JPS	0.090%	09/30/2013	10/01/2013	74,200	U.S. Treasury Notes 0.625% due 08/31/2017	(75,953)	74,200	74,200
	0.100%	09/30/2013	10/01/2013	12,000	Freddie Mac 2.205% due 12/05/2022	(12,465)	12,000	12,000
MSC	0.050%	09/09/2013	10/01/2013	128,300	Ginnie Mae 6.000% due 05/15/2040	(129,461)	128,300	128,304
RDR	0.090%	09/30/2013	10/01/2013	200,000	U.S. Treasury Notes 0.625% - 0.750% due 05/31/2017 - 02/28/2018	(204,268)	200,000	200,001
SAL	0.110%	09/30/2013	10/01/2013	49,800	U.S. Treasury Notes 0.625% due 08/31/2017	(50,839)	49,800	49,800
SSB	0.000%	09/30/2013	10/01/2013	5,542	Freddie Mac 2.080% due 10/17/2022	(5,657)	5,542	5,542

Total Repurchase Agreements						$(936,982)	$914,742	$914,753

(1)	Includes accrued interest.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	171

Schedule of Investments PIMCO U.S. Government Sector Portfolio (Cont.)

As of September 30, 2013, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowing while outstanding during the period ended September 30, 2013 was $292,699 at a weighted average interest rate of 0.019%.

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	4.000%	10/01/2043	$22,000	$(22,289)	$(23,076)
Fannie Mae	4.500%	10/01/2043	4,000	(4,205)	(4,274)

Total Short Sales				$(26,494)	$(27,350)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of September 30, 2013:

(c)	Securities with an aggregate market value of $3,994 have been pledged as collateral under the terms of the following master agreements as of September 30, 2013.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
BCY	$118,802	$0	$0	$0	$118,802	$(121,281)	$(2,479)
BOS	162,704	0	0	0	162,704	(166,174)	(3,470)
BPG	7,300	0	0	0	7,300	(7,570)	(270)
BSN	76,400	0	0	0	76,400	(77,981)	(1,581)
GRE	79,700	0	0	0	79,700	(81,340)	(1,640)
JPS	86,200	0	0	0	86,200	(88,418)	(2,218)
MSC	128,304	0	0	0	128,304	(132,184)	(3,880)
RDR	200,001	0	0	0	200,001	(204,268)	(4,267)
SAL	49,800	0	0	0	49,800	(50,839)	(1,039)
SSB	5,542	0	0	0	5,542	(5,657)	(115)

Master Securities Forward Transactions Agreement
JPS	0	0	0	(23,076)	(23,076)	0	(23,076)
SAL	0	0	0	(4,274)	(4,274)	0	(4,274)

Total Borrowings and Other Financing Transactions	$914,753	$0	$0	$(27,350)

(2)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2014	2,630	$325	$99	$0
90-Day Eurodollar December Futures	Long	12/2015	4,089	(1,148)	205	0
90-Day Eurodollar June Futures	Long	06/2015	13,600	118	850	0
90-Day Eurodollar March Futures	Long	03/2015	5,111	1,695	255	0
90-Day Eurodollar March Futures	Long	03/2016	5,000	(5,861)	250	0
90-Day Eurodollar September Futures	Long	09/2014	4,700	931	59	0
90-Day Eurodollar September Futures	Long	09/2015	4,000	843	250	0
U.S. Treasury 5-Year Note December Futures	Long	12/2013	6,488	9,408	456	0
U.S. Treasury 10-Year Note December Futures	Long	12/2013	15,909	31,965	746	0

Total Futures Contracts				$38,276	$3,170	$0

172	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2013 (Unaudited)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	3.500%	12/18/2043	$169,000	$6,440	$(6,467)	$19	$0

Total Swap Agreements					$6,440	$(6,467)	$19	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2013:

(e)	Securities with an aggregate market value of $44,789 and cash of $16,839 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$3,170	$19	$3,189	$0	$0	$0	$0

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3,170	$3,170
Swap Agreements	0	0	0	0	19	19

	$0	$0	$0	$0	$3,189	$3,189

	$0	$0	$0	$0	$3,189	$3,189

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(54,803)	$(54,803)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$21,504	$21,504
Swap Agreements	0	0	0	0	(6,467)	(6,467)

	$0	$0	$0	$0	$15,037	$15,037

	$0	$0	$0	$0	$15,037	$15,037

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	173

Schedule of Investments PIMCO U.S. Government Sector Portfolio (Cont.)

September 30, 2013 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$48,379	$0	$48,379
Industrials	0	340	0	340
Municipal Bonds & Notes
California	0	2,046	0	2,046
Iowa	0	1,774	0	1,774
New York	0	1,208	0	1,208
U.S. Government Agencies	0	754,485	0	754,485
U.S. Treasury Obligations	0	1,277,049	0	1,277,049
Mortgage-Backed Securities	0	182,165	0	182,165
Asset-Backed Securities	0	15,494	0	15,494
Short-Term Instruments
Repurchase Agreements	0	914,742	0	914,742
Short-Term Notes	0	172,967	0	172,967
U.S. Treasury Bills	0	24,729	0	24,729
	$0	$3,395,378	$0	$3,395,378

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$186	$0	$0	$186
Total Investments	$186	$3,395,378	$0	$3,395,564

Short Sales, at Value
U.S. Government Agencies	$0	$(27,350)	$0	$(27,350)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$3,170	$19	$0	$3,189

Totals	$3,356	$3,368,047	$0	$3,371,403

There were no transfers between Level 1 and 2 during the period ended September 30, 2013.

174	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Consolidated Schedule of Investments PIMCO International Portfolio

September 30, 2013 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 72.9%

AUSTRALIA 0.1%

CORPORATE BONDS & NOTES 0.1%
ING Bank Australia Ltd.
2.900% due 03/03/2015	AUD	1,000	$935

Total Australia (Cost $850)			935

CANADA 12.8%

SOVEREIGN ISSUES 12.8%
Canada Government Bond
3.750% due 06/01/2019 (d)	CAD	1,210	1,284
4.000% due 06/01/2041 (d)		580	661
4.250% due 06/01/2018		1,300	1,400
Canada Housing Trust
2.650% due 03/15/2022		5,000	4,786
2.750% due 12/15/2015		100	100
Hydro-Quebec
2.000% due 06/30/2016		$4,500	4,639
Province of Ontario
2.850% due 06/02/2023	CAD	15,000	13,879
4.000% due 06/02/2021		5,500	5,681
4.200% due 06/02/2020		54,900	57,683
4.400% due 06/02/2019		55,700	59,239
4.650% due 06/02/2041		3,300	3,505
6.200% due 06/02/2031		7,000	8,709
Province of Quebec
4.500% due 12/01/2018		21,800	23,246
4.500% due 12/01/2020		25,000	26,603
5.000% due 12/01/2041		8,000	8,772
6.250% due 06/01/2032		10,000	12,388

Total Canada (Cost $232,910)			232,575

FRANCE 0.4%

SOVEREIGN ISSUES 0.4%
Societe Financement de l’Economie Francaise
2.875% due 09/22/2014		$7,500	7,686

Total France (Cost $7,492)			7,686

GERMANY 2.3%

CORPORATE BONDS & NOTES 2.3%
FMS Wertmanagement AoeR
2.375% due 12/15/2014	EUR	29,800	41,401

Total Germany (Cost $39,112)			41,401

ITALY 11.4%

SOVEREIGN ISSUES 11.4%
Italy Buoni Poliennali Del Tesoro
2.500% due 03/01/2015	EUR	9,000	12,357
4.250% due 07/01/2014		89,000	123,205
4.500% due 07/15/2015		50,000	70,750

Total Italy (Cost $195,997)			206,312

NETHERLANDS 5.1%

SOVEREIGN ISSUES 5.1%
Netherlands Government Bond
3.500% due 07/15/2020	EUR	35,000	53,326
4.500% due 07/15/2017		25,500	39,264

Total Netherlands (Cost $88,005)			92,590

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NORWAY 0.4%

SOVEREIGN ISSUES 0.4%
Kommunalbanken A/S
1.750% due 10/05/2015		$7,500	$7,678

Total Norway (Cost $7,668)			7,678

SPAIN 4.2%

SOVEREIGN ISSUES 4.2%
Spain Government International Bond
4.250% due 01/31/2014	EUR	40,000	54,777
4.750% due 07/30/2014		15,000	20,907

Total Spain (Cost $73,282)			75,684

SWEDEN 6.0%

SOVEREIGN ISSUES 6.0%
Sweden Government International Bond
6.750% due 05/05/2014	SEK	680,000	109,435

Total Sweden (Cost $105,799)			109,435

UNITED KINGDOM 5.2%

SOVEREIGN ISSUES 5.2%
United Kingdom Gilt
5.000% due 03/07/2018	GBP	50,000	93,726

Total United Kingdom (Cost $86,377)			93,726

UNITED STATES 11.8%

ASSET-BACKED SECURITIES 2.2%
AFC Home Equity Loan Trust
0.889% due 12/22/2027		$5	5
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.409% due 11/25/2035		5	5
Amortizing Residential Collateral Trust
0.759% due 07/25/2032		58	53
0.879% due 10/25/2031		435	381
Argent Securities Trust
0.269% due 07/25/2036		1,769	682
Asset-Backed Funding Certificates Trust
0.879% due 06/25/2034		724	683
Asset-Backed Securities Corp. Home Equity Loan Trust
0.259% due 05/25/2037		77	35
Bear Stearns Asset-Backed Securities Trust
0.259% due 10/25/2036		23	23
0.269% due 06/25/2047		238	237
0.669% due 06/25/2036		1,402	1,360
0.839% due 10/25/2032		229	215
BNC Mortgage Loan Trust
0.279% due 05/25/2037		449	426
Carrington Mortgage Loan Trust
0.499% due 10/25/2035		248	247
CIT Group Home Equity Loan Trust
0.719% due 06/25/2033		30	27
Countrywide Asset-Backed Certificates
0.279% due 07/25/2037		13,230	12,733
0.279% due 08/25/2037		918	905
0.279% due 05/25/2047		19	18
0.369% due 06/25/2036		2,972	2,875
0.919% due 05/25/2032		153	142
Credit Suisse First Boston Mortgage Securities Corp.
0.799% due 01/25/2032		180	164
Credit-Based Asset Servicing and Securitization LLC
0.239% due 11/25/2036		59	31

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.249% due 01/25/2037 ^	$407	$155
Equity One ABS, Inc.
0.479% due 04/25/2034	526	439
Home Equity Asset Trust
0.779% due 11/25/2032	1	1
HSI Asset Securitization Corp. Trust
0.229% due 10/25/2036	47	23
Lehman XS Trust
0.329% due 04/25/2037 ^	171	120
Long Beach Mortgage Loan Trust
0.739% due 10/25/2034	28	26
Merrill Lynch Mortgage Investors Trust
0.259% due 09/25/2037	46	12
Morgan Stanley ABS Capital, Inc.
0.239% due 05/25/2037	142	76
0.279% due 11/25/2036	11,367	6,283
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.439% due 09/25/2035	185	181
SLM Student Loan Trust
1.766% due 04/25/2023	11,726	12,065
Soundview Home Loan Trust
0.239% due 11/25/2036	353	122
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
0.579% due 05/25/2034	4	4
1.683% due 04/25/2035	23	22
Washington Mutual Asset-Backed Certificates Trust
0.239% due 10/25/2036	40	16

		40,792

CORPORATE BONDS & NOTES 1.9%
Cadbury Schweppes U.S. Finance LLC
5.125% due 10/01/2013	7,000	7,000
Cardinal Health, Inc.
6.000% due 06/15/2017	2,600	2,943
Computer Sciences Corp.
6.500% due 03/15/2018	4,600	5,314
Maytag Corp.
5.000% due 05/15/2015	5,700	6,005
Mohawk Industries, Inc.
6.375% due 01/15/2016	6,000	6,622
Starwood Hotels & Resorts Worldwide, Inc.
6.750% due 05/15/2018	5,000	5,907

		33,791

MORTGAGE-BACKED SECURITIES 2.2%
American Home Mortgage Investment Trust
2.173% due 10/25/2034	21	21
Bear Stearns Alt-A Trust
2.434% due 01/25/2036 ^	2,195	1,522
2.611% due 08/25/2036 ^	65	43
Citigroup Mortgage Loan Trust, Inc.
2.622% due 08/25/2035	147	145
Countrywide Alternative Loan Trust
0.339% due 02/25/2047	266	215
0.360% due 02/20/2047	10,965	7,302
0.369% due 08/25/2046	406	272
0.369% due 11/25/2046	677	463
0.390% due 03/20/2046	899	619
0.439% due 12/25/2035	112	99
0.459% due 12/25/2035	436	352
0.459% due 02/25/2037	306	223
0.479% due 08/25/2035	958	781
0.479% due 12/25/2035	1,831	1,436
0.529% due 09/25/2035	3,498	2,823

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	175

Consolidated Schedule of Investments PIMCO International Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Home Loan Mortgage Pass-Through Trust
0.409% due 05/25/2035	$330	$270
0.469% due 03/25/2035	1,396	964
0.469% due 04/25/2035	17	13
0.479% due 03/25/2035	81	70
0.499% due 03/25/2035	8,688	6,080
0.509% due 02/25/2035	25	22
0.939% due 09/25/2034	27	25
2.666% due 08/25/2034	88	81
Credit Suisse First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	36	36
Deutsche ALT-B Securities, Inc.
0.279% due 10/25/2036 ^	8	5
Downey Savings & Loan Association Mortgage Loan Trust
0.391% due 03/19/2045	1,351	1,144
0.441% due 08/19/2045	489	430
0.511% due 09/19/2045	3,045	2,354
Greenpoint Mortgage Funding Trust
0.409% due 06/25/2045	3,155	2,526
Harborview Mortgage Loan Trust
0.421% due 06/19/2035	791	647
0.421% due 01/19/2036	237	148
0.421% due 03/19/2036	3,003	2,015
0.431% due 01/19/2036	3,874	2,433
0.491% due 11/19/2035	532	421
0.511% due 09/19/2035	44	33
0.520% due 06/20/2035	122	111
Nomura Asset Acceptance Corp.
2.570% due 10/25/2035	59	53
Residential Accredit Loans, Inc. Trust
0.389% due 04/25/2046	229	106
Sequoia Mortgage Trust
0.530% due 07/20/2033	1,638	1,619
0.739% due 10/20/2034	706	670
0.881% due 10/19/2026	22	22
Structured Asset Mortgage Investments Trust
0.761% due 07/19/2034	12	12
Thornburg Mortgage Securities Trust
0.719% due 03/25/2044	221	188
WaMu Mortgage Pass-Through Certificates
0.469% due 10/25/2045	62	57
0.489% due 01/25/2045	36	33
0.499% due 01/25/2045	37	34
0.499% due 07/25/2045	37	34
0.963% due 12/25/2046	277	258
1.353% due 11/25/2042	6	6
1.553% due 08/25/2042	25	23
2.204% due 02/27/2034	21	21
2.454% due 10/25/2046	84	77
2.454% due 11/25/2046	746	671
Wells Fargo Mortgage-Backed Securities Trust
2.626% due 09/25/2034	319	324
2.636% due 04/25/2036	34	34

		40,386

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 0.6%
Fannie Mae
0.299% due 03/25/2034	$27	$26
0.329% due 08/25/2034	17	17
0.529% due 09/25/2042	67	67
0.579% due 06/25/2029	7	7
2.381% due 12/01/2034	19	20
2.492% due 11/01/2034	77	82
2.677% due 12/01/2030	4	4
6.000% due 07/25/2044	37	42
7.000% due 09/25/2023	36	41
8.800% due 01/25/2019	53	59
Freddie Mac
0.329% due 09/25/2035	3,348	3,333
0.412% due 02/15/2019	2,488	2,489
0.459% due 09/25/2031	50	46
0.632% due 12/15/2031	3	3
1.359% due 10/25/2044 - 02/25/2045	233	240
1.554% due 07/25/2044	48	49
2.492% due 10/01/2036	122	129
4.500% due 02/15/2020	22	22
6.500% due 07/15/2028	700	793
Ginnie Mae
1.625% due 03/20/2022 - 05/20/2026	336	350
1.750% due 08/20/2022 - 09/20/2026	130	135
2.000% due 09/20/2024 - 06/20/2030	1,129	1,174
6.000% due 08/20/2034	857	973
7.500% due 02/16/2030	1,067	1,256
Small Business Administration
4.625% due 02/01/2025	68	73
5.090% due 10/01/2025	36	39

		11,469

U.S. TREASURY OBLIGATIONS 4.9%
U.S. Treasury Notes
0.250% due 01/31/2014	23,942	23,960
0.250% due 02/28/2014	900	901
0.250% due 03/31/2014	400	400
0.250% due 05/31/2014	16,900	16,919
1.250% due 03/15/2014	200	201
1.375% due 02/28/2019 (d)	46,000	45,662
1.750% due 01/31/2014	100	101

		88,144

Total United States (Cost $230,162)		214,582

SHORT-TERM INSTRUMENTS 13.2%

COMMERCIAL PAPER 1.6%
Santander S.A.
3.100% due 10/01/2013	$30,000	30,000

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS (b) 0.7%
			$12,331

SHORT-TERM NOTES 0.9%
Federal Home Loan Bank
0.038% due 12/11/2013		$2,600	2,600
0.046% due 12/27/2013		1,200	1,200
0.051% due 11/29/2013		1,300	1,300
Freddie Mac
0.049% due 11/25/2013		11,200	11,199

			16,299

ITALY TREASURY BILLS 1.2%
1.091% due 09/12/2014 (a)	EUR	17,000	22,758

SPAIN TREASURY BILLS 0.7%
0.603% due 06/20/2014 - 07/18/2014 (a)		9,000	12,089

U.S. TREASURY BILLS 8.1%
0.025% due 10/03/2013 - 03/06/2014 (a)(f)		$146,944	146,937

Total Short-Term Instruments (Cost $240,406)			240,414

Total Investments in Securities (Cost $1,308,060)			1,323,018

		SHARES
INVESTMENTS IN AFFILIATES 27.2%

SHORT-TERM INSTRUMENTS 27.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 27.2%
PIMCO Short-Term Floating NAV Portfolio		49,264,923	492,994

Total Short-Term Instruments (Cost $492,989)			492,994

Total Investments in Affiliates (Cost $492,989)			492,994

Total Investments 100.1% (Cost $1,801,049)			$1,816,012

Financial Derivative Instruments (c)(e) (0.4%) (Cost or Premiums, net $837)			(6,727)

Other Assets and Liabilities, net 0.3%			4,209

Net Assets 100.0%			$1,813,494

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.

176	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2013 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BCY	0.030%	09/11/2013	10/08/2013	$7,000	U.S. Treasury Inflation Protected Securities 0.500% due 04/15/2015	$(7,150)	$7,000	$7,000
SSB	0.000%	09/30/2013	10/01/2013	5,331	Fannie Mae 2.200% due 10/17/2022	(145)	5,331	5,331
					Freddie Mac 2.080% due 10/17/2022	(5,295)

Total Repurchase Agreements						$(12,590)	$12,331	$12,331

(1)	Includes accrued interest.

As of September 30, 2013, there were no open sale-buyback transactions. The average amount of borrowing while outstanding during the period ended September 30, 2013 was $54,537 at a weighted average interest rate of 0.249%.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of September 30, 2013:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
PIMCO International Portfolio
Global/Master Repurchase Agreement
BCY	$7,000	$0	$0	$0	$7,000	$(7,150)	$(150)
SSB	5,190	0	0	0	5,190	(5,295)	(105)

PIMCO Cayman Japan Fund II Ltd. (Subsidiary)
Global/Master Repurchase Agreement
SSB	141	0	0	0	141	(145)	(4)

Total Borrowings and Other Financing Transactions	$12,331	$0	$0	$0

(2)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Euribor December Futures	Long	12/2014	550	$(13)	$56	$0
3-Month Euribor June Futures	Long	06/2015	550	(91)	66	(10)
3-Month Euribor March Futures	Long	03/2015	550	(48)	65	0
3-Month Euribor September Futures	Long	09/2014	550	6	46	0

Total Futures Contracts				$(146)	$233	$(10)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month CAD-Bank Bill	1.700%	06/19/2017	CAD	125,000	$(877)	$(432)	$213	$0
Pay	3-Month CAD-Bank Bill	2.300%	06/19/2023		99,000	(5,531)	(4,033)	436	0
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY	29,400,000	(4,210)	(6,038)	0	(308)

Total Swap Agreements						$(10,618)	$(10,503)	$649	$(308)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	177

Consolidated Schedule of Investments PIMCO International Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2013:

(d)	Securities with an aggregate market value of $9,762 and cash of $26 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
PIMCO International Portfolio (1)	$0	$233	$649	$882	$0	$(10)	$(308)	$(318)
PIMCO Cayman Japan Fund II Ltd. (Subsidiary) (1)	0	0	0	0	0	0	0	0

Total Exchange-Traded or Centrally Cleared	$0	$233	$649	$882	$0	$(10)	$(308)	$(318)

(1)

The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	10/2013		JPY	3,095,468	$		31,307	$0	$(187)
	10/2013	$		24,856		JPY	2,425,000	0	(184)

BRC	10/2013		JPY	2,906,700	$		29,715	141	0

CBK	10/2013		CAD	228,650			223,397	1,467	0
	10/2013		EUR	68,091			90,802	0	(1,315)
	10/2013		JPY	395,900			4,024	2	(5)
	10/2013	$		65,727		CAD	68,228	497	0

DUB	10/2013			65,726			68,228	497	0
	10/2013			196,463		EUR	145,852	853	0
	11/2013		EUR	145,852	$		196,476	0	(857)

FBF	10/2013	$		1,311		JPY	129,100	3	0

GLM	10/2013		JPY	367,200	$		3,692	0	(44)
	10/2013	$		92,492		EUR	68,350	0	(24)
	11/2013		EUR	67,597	$		91,481	24	0

HUS	10/2013		CAD	228,650			223,397	1,467	0
	10/2013	$		2,756		CAD	2,828	0	(11)
	10/2013			16,108		EUR	11,900	0	(9)
	06/2014		EUR	11,900	$		15,900	0	(212)

JPM	10/2013			225,815			300,537	0	(4,957)
	10/2013		JPY	67,975			687	0	(4)
	10/2013	$		65,029		CAD	67,569	555	0
	11/2013		EUR	50,312	$		67,851	0	(219)

MSC	10/2013		JPY	3,221,400			33,383	607	0

RBC	11/2013		SEK	695,119			106,310	0	(1,743)

RYL	12/2013		GBP	56,266			87,885	0	(3,157)

UAG	10/2013	$		91,432		EUR	67,803	295	0
	11/2013		EUR	67,803	$		91,440	0	(295)

Total Forward Foreign Currency Contracts								$6,408	$(13,223)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2013 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Cadbury Schweppes U.S. Finance LLC	(0.460%	)	12/20/2013	0.058%	$ 3,500	$0	$(4)	$0	$(4)
	Computer Sciences Corp.	(1.160%	)	03/20/2018	0.987%	4,600	(70)	34	0	(36)
	Mondelez International, Inc.	(0.460%	)	12/20/2013	0.045%	3,500	0	(4)	0	(4)
	Starwood Hotels & Resorts Worldwide, Inc.	(1.490%	)	06/20/2018	0.696%	5,000	566	(751)	0	(185)

178	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2013 (Unaudited)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2013 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Cardinal Health, Inc.	(0.610%	)	06/20/2017	0.286%	$ 2,600	$12	$(43)	$0	$(31)
	Whirlpool Corp.	(0.650%	)	06/20/2015	0.213%	5,700	3	(48)	0	(45)

UAG	Mohawk Industries, Inc.	(1.550%	)	03/20/2016	0.416%	6,000	326	(497)	0	(171)

Total Swap Agreements							$837	$(1,313)	$0	$(476)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2013:

(f)	Securities with an aggregate market value of $9,294 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures (4)
PIMCO International Portfolio
BOA	$0	$0	$0	$0	$(371)	$0	$(229)	$(600)	$(600)	$572	$(28)
BRC	141	0	0	141	0	0	0	0	141	(310)	(169)
CBK	1,966	0	0	1,966	(1,320)	0	0	(1,320)	646	(600)	46
DUB	1,350	0	0	1,350	(857)	0	(76)	(933)	417	(220)	197
FBF	3	0	0	3	0	0	0	0	3	0	3
GLM	24	0	0	24	(68)	0	0	(68)	(44)	0	(44)
HUS	1,467	0	0	1,467	(232)	0	0	(232)	1,235	(1,240)	(5)
JPM	555	0	0	555	(5,176)	0	0	(5,176)	(4,621)	4,284	(337)
MSC	607	0	0	607	0	0	0	0	607	(1,575)	(968)
RBC	0	0	0	0	(1,743)	0	0	(1,743)	(1,743)	1,663	(80)
RYL	0	0	0	0	(3,157)	0	0	(3,157)	(3,157)	2,775	(382)
UAG	295	0	0	295	(295)	0	(171)	(466)	(171)	0	(171)

PIMCO Cayman Japan Fund II Ltd. (Subsidiary)
JPM	0	0	0	0	(4)	0	0	(4)	(4)	0	(4)

Total Over the Counter	$6,408	$0	$0	$6,408	$(13,223)	$0	$(476)	$(13,699)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default . Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$233	$233
Swap Agreements	0	0	0	0	649	649

	$0	$0	$0	$0	$882	$882

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	179

Consolidated Schedule of Investments PIMCO International Portfolio (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,408	$0	$6,408

	$0	$0	$0	$6,408	$882	$7,290

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$10	$10
Swap Agreements	0	0	0	0	308	308

	$0	$0	$0	$0	$318	$318

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$13,223	$0	$13,223
Swap Agreements	0	476	0	0	0	476

	$0	$476	$0	$13,223	$0	$13,699

	$0	$476	$0	$13,223	$318	$14,017

The Effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the Period Ended September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(5,082)	$(5,082)
Swap Agreements	0	0	0	0	(5,520)	(5,520)

	$0	$0	$0	$0	$(10,602)	$(10,602)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(6,378)	$0	$(6,378)
Swap Agreements	0	(493)	0	0	0	(493)

	$0	$(493)	$0	$(6,378)	$0	$(6,871)

	$0	$(493)	$0	$(6,378)	$(10,602)	$(17,473)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,441	$2,441
Swap Agreements	0	0	0	0	(13,693)	(13,693)

	$0	$0	$0	$0	$(11,252)	$(11,252)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(30,661)	$0	$(30,661)
Swap Agreements	0	96	0	0	0	96

	$0	$96	$0	$(30,661)	$0	$(30,565)

	$0	$96	$0	$(30,661)	$(11,252)	$(41,817)

180	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2013 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Securities, at Value
Australia
Corporate Bonds & Notes	$0	$935	$0	$935
Canada
Sovereign Issues	0	232,575	0	232,575
France
Sovereign Issues	0	7,686	0	7,686
Germany
Corporate Bonds & Notes	0	41,401	0	41,401
Italy
Sovereign Issues	0	206,312	0	206,312
Netherlands
Sovereign Issues	0	92,590	0	92,590
Norway
Sovereign Issues	0	7,678	0	7,678
Spain
Sovereign Issues	0	75,684	0	75,684
Sweden
Sovereign Issues	0	109,435	0	109,435
United Kingdom
Sovereign Issues	0	93,726	0	93,726
United States
Asset-Backed Securities	0	40,792	0	40,792
Corporate Bonds & Notes	0	33,791	0	33,791
Mortgage-Backed Securities	0	40,386	0	40,386
U.S. Government Agencies	0	11,469	0	11,469
U.S. Treasury Obligations	0	88,144	0	88,144
Short-Term Instruments
Commercial Paper	0	30,000	0	30,000

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Repurchase Agreements	$0	$12,331	$0	$12,331
Short-Term Notes	0	16,299	0	16,299
Italy Treasury Bills	0	22,758	0	22,758
Spain Treasury Bills	0	12,089	0	12,089
U.S. Treasury Bills	0	146,937	0	146,937
	$0	$1,323,018	$0	$1,323,018

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$492,994	$0	$0	$492,994
Total Investments	$492,994	$1,323,018	$0	$1,816,012

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	233	649	0	882
Over the counter	0	6,408	0	6,408
	$233	$7,057	$0	$7,290

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(10)	(308)	0	(318)
Over the counter	0	(13,699)	0	(13,699)
	$(10)	$(14,007)	$0	$(14,017)

Totals	$493,217	$1,316,068	$0	$1,809,285

There were no transfers between Level 1 and 2 during the period ended September 30, 2013.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	181

Consolidated Schedule of Investments PIMCO Short-Term Floating NAV Portfolio III

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.9%

CORPORATE BONDS & NOTES 15.7%

BANKING & FINANCE 13.3%
Achmea Hypotheekbank NV
0.616% due 11/03/2014	$30,900	$30,996
3.200% due 11/03/2014	25,468	26,248
African Development Bank
0.596% due 08/04/2014	15,000	15,038
American Express Co.
7.250% due 05/20/2014	6,655	6,938
American Express Credit Corp.
5.125% due 08/25/2014	18,220	18,972
American Honda Finance Corp.
0.652% due 06/18/2014	5,500	5,520
0.716% due 05/08/2014	24,000	24,062
1.850% due 09/19/2014	1,700	1,723
6.700% due 10/01/2013	5,750	5,750
American International Group, Inc.
3.750% due 11/30/2013	16,800	16,881
ANZ New Zealand International Ltd.
1.252% due 12/20/2013	3,300	3,308
Asian Development Bank
2.750% due 05/21/2014	66,600	67,674
6.640% due 05/27/2014	11,166	11,609
Bank Nederlandse Gemeenten
1.500% due 03/28/2014	64,000	64,381
3.125% due 01/12/2015	22,360	23,129
5.000% due 05/16/2014	25,670	26,421
Bank of America Corp.
7.375% due 05/15/2014	27,525	28,654
Bank of Montreal
1.300% due 10/31/2014	255,205	257,938
Bank of New York Mellon Corp.
0.545% due 01/31/2014	15,000	15,013
Bank of Nova Scotia
1.050% due 03/20/2015	223,620	225,839
1.250% due 11/07/2014	114,150	115,351
Canadian Imperial Bank of Commerce
0.900% due 09/19/2014	145,535	146,356
1.500% due 12/12/2014	193,950	196,674
Caterpillar Financial Services Corp.
1.550% due 12/20/2013	350	351
Citigroup, Inc.
0.383% due 03/07/2014	250	250
0.546% due 11/05/2014	600	599
1.718% due 01/13/2014	4,925	4,942
5.125% due 05/05/2014	4,304	4,421
6.000% due 12/13/2013	70,625	71,395
6.375% due 08/12/2014	5,605	5,877
CME Group, Inc.
5.750% due 02/15/2014	900	917
Commonwealth Bank of Australia
0.485% due 10/23/2014	1,700	1,701
0.534% due 09/17/2014	125,083	125,413
0.751% due 06/25/2014	57,200	57,423
2.700% due 11/25/2014	29,150	29,977
2.900% due 09/17/2014	18,369	18,828
3.492% due 08/13/2014	24,405	25,068
3.625% due 06/25/2014	34,600	35,448
Credit Suisse
5.500% due 05/01/2014	5,829	6,002
Dexia Credit Local S.A.
0.744% due 04/29/2014	14,500	14,514
2.750% due 01/10/2014	115,790	116,475
2.750% due 04/29/2014	14,450	14,639

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DLR Kredit A/S
1.000% due 01/01/2014	EUR	18,400	$24,932
Erste Abwicklungsanstalt
0.568% due 10/15/2014		$77,400	77,583
0.625% due 11/20/2014		147,200	147,263
European Investment Bank
0.666% due 02/03/2014		42,750	42,804
5.000% due 10/15/2013		10,000	10,016
FMS Wertmanagement AoeR
0.359% due 01/26/2015		105,000	105,276
0.498% due 04/01/2014		33,800	33,848
Ford Motor Credit Co. LLC
1.362% due 08/28/2014		1,100	1,106
General Electric Capital Corp.
0.372% due 12/20/2013		330	330
0.514% due 09/15/2014		18,229	18,285
0.552% due 06/20/2014		2,200	2,204
0.901% due 04/07/2014		35,200	35,316
0.965% due 04/24/2014		6,000	6,024
1.121% due 01/07/2014		3,725	3,733
2.150% due 01/09/2015		550	562
3.125% due 03/12/2014		4,500	4,552
3.750% due 11/14/2014		2,750	2,853
4.750% due 09/15/2014		21,100	21,992
5.500% due 06/04/2014		38,239	39,582
5.650% due 06/09/2014		21,758	22,566
5.900% due 05/13/2014		40,735	42,144
Goldman Sachs Group, Inc.
1.263% due 11/21/2014		1,775	1,786
1.265% due 02/07/2014		58,304	58,475
5.150% due 01/15/2014		44,890	45,471
5.250% due 10/15/2013		69,648	69,752
6.000% due 05/01/2014		13,850	14,283
HSBC Bank PLC
1.068% due 01/17/2014		19,000	19,043
1.625% due 07/07/2015		102,768	103,593
HSBC Bank USA N.A.
4.625% due 04/01/2014		24,438	24,917
HSBC Finance Corp.
0.518% due 01/15/2014		46,493	46,497
5.250% due 01/15/2014		18,700	18,952
ING Bank NV
1.586% due 10/18/2013		4,000	4,002
1.658% due 06/09/2014		500	504
Inter-American Development Bank
0.044% due 02/18/2014		47,200	47,168
John Deere Capital Corp.
0.416% due 04/25/2014		25,000	25,028
0.424% due 06/16/2014		7,200	7,210
0.480% due 03/03/2014		9,200	9,208
1.250% due 12/02/2014		14,100	14,249
JPMorgan Chase & Co.
1.004% due 05/02/2014		111,708	112,152
1.065% due 01/24/2014		90,206	90,430
2.050% due 01/24/2014		76,017	76,428
4.650% due 06/01/2014		115,751	118,944
5.375% due 01/15/2014		24,400	24,748
KFW
0.220% due 04/11/2014		56,600	56,633
0.254% due 03/17/2014		12,500	12,502
0.406% due 08/05/2014		67,597	67,681
0.448% due 01/17/2014		24,888	24,902
1.000% due 01/12/2015		37,000	37,345
1.375% due 01/13/2014		259,765	260,734
1.500% due 04/04/2014		278,047	280,024
2.750% due 10/21/2014		40,020	41,067
3.500% due 03/10/2014		32,300	32,767

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 10/15/2013		$124,820	$124,977
7.200% due 03/15/2014		3,965	4,081
Korea Development Bank
8.000% due 01/23/2014		500	511
Landwirtschaftliche Rentenbank
0.416% due 10/19/2014		30,000	30,054
2.250% due 03/11/2014		38,059	38,398
4.875% due 01/10/2014		40,682	41,191
MassMutual Global Funding
2.875% due 04/21/2014		1,740	1,765
Merrill Lynch & Co., Inc.
5.000% due 02/03/2014		3,400	3,449
MetLife Institutional Funding
1.174% due 04/04/2014		6,805	6,835
MetLife, Inc.
2.375% due 02/06/2014		33,560	33,803
5.000% due 11/24/2013		4,000	4,027
Metropolitan Life Global Funding
1.019% due 01/10/2014		3,150	3,156
2.000% due 01/10/2014		2,105	2,115
Monumental Global Funding
0.436% due 10/25/2013		30,400	30,406
0.468% due 01/15/2014		28,240	28,245
5.250% due 01/15/2014		780	791
Morgan Stanley
0.570% due 01/09/2014		47,280	47,271
1.865% due 01/24/2014		114,560	114,994
2.875% due 01/24/2014		38,689	38,951
6.000% due 05/13/2014		26,300	27,105
6.750% due 10/15/2013		125	125
7.000% due 10/01/2013		4,000	4,000
National Australia Bank Ltd.
3.375% due 07/08/2014		2,968	3,038
National Bank of Canada
1.650% due 01/30/2014		245,430	246,564
National Rural Utilities Cooperative Finance Corp.
0.346% due 02/18/2014		23,200	23,197
Nederlandse Waterschapsbank NV
0.314% due 10/27/2014		145,800	145,866
0.332% due 11/06/2014		50,100	50,107
1.375% due 05/16/2014		51,400	51,731
Nordea Bank AB
1.168% due 01/14/2014		13,980	14,016
1.750% due 10/04/2013		265	265
Nordea Eiendomskreditt A/S
0.691% due 04/07/2015		44,895	44,984
1.875% due 04/07/2015		135,559	136,708
NRW Bank
0.580% due 12/01/2014		1,290	1,295
Nykredit Realkredit A/S
2.000% due 10/01/2013	DKK	815,900	147,993
2.000% due 10/01/2014		400,000	73,742
Oesterreichische Kontrollbank AG
0.329% due 10/21/2013		$21,000	21,001
0.648% due 03/28/2014		36,000	36,083
1.375% due 01/21/2014		3,475	3,488
PNC Funding Corp.
0.466% due 01/31/2014		15,500	15,507
Rabobank Group
2.500% due 12/12/2013		14,868	14,927
4.200% due 05/13/2014		20,600	21,056
Royal Bank of Canada
1.450% due 10/30/2014		400	405
Sparebank Boligkreditt A/S
1.250% due 10/25/2014		104,720	104,784
SSIF Nevada LP
0.968% due 04/14/2014		114,360	114,801

182	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2013 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Standard Chartered PLC
1.215% due 05/12/2014	$5,300	$5,327
Sun Life Financial Global Funding LP
0.521% due 10/06/2013	48,030	48,030
Svensk Exportkredit AB
0.308% due 07/13/2014	62,705	62,717
0.324% due 01/05/2015	23,400	23,410
0.400% due 03/23/2014	14,700	14,714
1.015% due 08/14/2014	170,189	171,337
3.250% due 09/16/2014	92,871	95,511
Swedbank Hypotek AB
0.698% due 03/28/2014	120,647	120,936
Toronto-Dominion Bank
0.875% due 09/12/2014	56,300	56,612
Toyota Motor Credit Corp.
0.429% due 01/27/2014	59,965	60,007
0.668% due 01/17/2014	10,700	10,713
Union Bank N.A.
2.125% due 12/16/2013	11,700	11,741
Wachovia Corp.
4.875% due 02/15/2014	1,100	1,118
Westpac Banking Corp.
2.700% due 12/09/2014	1,000	1,021
2.900% due 09/10/2014	30,000	30,737
3.585% due 08/14/2014	1,200	1,233
Westpac Securities NZ Ltd.
3.450% due 07/28/2014	67,075	68,820

		6,899,973

INDUSTRIALS 1.9%
Altria Group, Inc.
7.750% due 02/06/2014	5,170	5,296
8.500% due 11/10/2013	17,005	17,144
Anheuser-Busch InBev Worldwide, Inc.
0.628% due 07/14/2014	23,080	23,131
0.814% due 01/27/2014	37,300	37,373
1.500% due 07/14/2014	13,310	13,430
BHP Billiton Finance USA Ltd.
1.125% due 11/21/2014	9,700	9,785
5.500% due 04/01/2014	10,575	10,853
Boeing Co.
5.000% due 03/15/2014	2,590	2,643
Bottling Group LLC
5.000% due 11/15/2013	1,050	1,056
Broadcom Corp.
1.500% due 11/01/2013	600	600
Burlington Northern Santa Fe LLC
7.000% due 02/01/2014	3,424	3,494
Cadbury Schweppes U.S. Finance LLC
5.125% due 10/01/2013	12,497	12,497
Cellco Partnership
5.550% due 02/01/2014	38,319	38,920
Cisco Systems, Inc.
0.504% due 03/14/2014	10,200	10,216
Coca-Cola Enterprises, Inc.
1.125% due 11/12/2013	1,950	1,951
Comcast Corp.
5.300% due 01/15/2014	3,904	3,959
ConocoPhillips
4.750% due 02/01/2014	2,368	2,402
CRH America, Inc.
5.300% due 10/15/2013	8,302	8,315
Daimler Finance North America LLC
0.858% due 03/28/2014	2,000	2,005
1.049% due 04/10/2014	41,410	41,548
1.875% due 09/15/2014	5,000	5,055

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.950% due 03/28/2014	$13,230	$13,302
E.I. du Pont de Nemours & Co.
0.671% due 03/25/2014	600	601
Eaton Corp.
0.584% due 06/16/2014	1,300	1,301
Eli Lilly & Co.
4.200% due 03/06/2014 (c)	17,332	17,615
Energy Transfer Partners LP
8.500% due 04/15/2014	2,982	3,097
Enterprise Products Operating LLC
9.750% due 01/31/2014	2,300	2,367
EOG Resources, Inc.
1.016% due 02/03/2014	18,400	18,440
6.125% due 10/01/2013	7,050	7,050
ERAC USA Finance LLC
2.250% due 01/10/2014	5,585	5,609
GlaxoSmithKline Capital, Inc.
4.375% due 04/15/2014	800	817
International Business Machines Corp.
0.875% due 10/31/2014	21,700	21,847
6.500% due 10/15/2013	1,000	1,002
Johnson Controls, Inc.
0.676% due 02/04/2014	37,820	37,872
1.750% due 03/01/2014	2,000	2,010
Mondelez International, Inc.
5.250% due 10/01/2013	4,403	4,403
6.750% due 02/19/2014	605	619
NBCUniversal Media LLC
2.100% due 04/01/2014	43,968	44,329
Network Rail Infrastructure Finance PLC
1.500% due 01/13/2014	14,545	14,598
Novartis Capital Corp.
4.125% due 02/10/2014	18,653	18,899
OeBB Infrastruktur AG
4.625% due 11/21/2013	10,660	10,722
PepsiCo, Inc.
0.800% due 08/25/2014	1,350	1,355
0.875% due 10/25/2013	16,920	16,925
Philip Morris International, Inc.
6.875% due 03/17/2014	61,526	63,341
Procter & Gamble Co.
0.700% due 08/15/2014	19,400	19,469
SABMiller PLC
5.700% due 01/15/2014	250	254
Sanofi
0.558% due 03/28/2014	17,228	17,264
1.200% due 09/30/2014	34,600	34,920
Statoil ASA
3.875% due 04/15/2014	6,845	6,971
Teva Pharmaceutical Finance BV
0.750% due 03/21/2014	58,035	58,117
1.700% due 03/21/2014	1,850	1,861
Teva Pharmaceutical Finance Co. BV
1.166% due 11/08/2013	90,061	90,115
Total Capital Canada Ltd.
0.648% due 01/17/2014	38,840	38,886
United Technologies Corp.
0.530% due 12/02/2013	6,860	6,864
Volkswagen International Finance NV
0.858% due 04/01/2014	102,054	102,304
1.000% due 03/21/2014	2,700	2,711
1.063% due 02/17/2014	1,200	1,203
1.875% due 04/01/2014	375	377
Wal-Mart Stores, Inc.
1.625% due 04/15/2014	3,200	3,225
Walgreen Co.
0.754% due 03/13/2014	4,755	4,762

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Walt Disney Co.
4.500% due 12/15/2013	$1,500	$1,513
Wyeth LLC
5.500% due 02/01/2014	15,225	15,484

		966,094

UTILITIES 0.5%
BP Capital Markets PLC
0.856% due 03/11/2014	80,810	81,037
0.884% due 12/06/2013	18,600	18,625
3.625% due 05/08/2014	18,503	18,873
5.250% due 11/07/2013	61,767	62,044
British Telecommunications PLC
1.377% due 12/20/2013	2,320	2,325
Dayton Power & Light Co.
5.125% due 10/01/2013	375	375
Dominion Resources, Inc.
1.800% due 03/15/2014	14,573	14,652
Duke Energy Carolinas LLC
5.750% due 11/15/2013	4,825	4,855
Duke Energy Corp.
6.300% due 02/01/2014	3,350	3,412
Gazprom OAO Via Gaz Capital S.A.
8.125% due 07/31/2014	5,300	5,617
Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014	12,600	13,136
NextEra Energy Capital Holdings, Inc.
2.550% due 11/15/2013	5,250	5,262
Plains All American Pipeline LP
5.625% due 12/15/2013	3,128	3,159
Progress Energy, Inc.
6.050% due 03/15/2014	8,050	8,246
Shell International Finance BV
4.000% due 03/21/2014	5,005	5,091

		246,709

Total Corporate Bonds & Notes (Cost $8,103,473)		8,112,776

U.S. GOVERNMENT AGENCIES 28.9%
Fannie Mae
0.149% due 02/27/2015	10,244	10,250
0.190% due 01/20/2015	500	501
0.360% due 06/23/2014	200	200
0.625% due 10/30/2014	65,069	65,399
0.750% due 12/19/2014	106,009	106,733
0.875% due 08/28/2014	174,330	175,524
1.300% due 11/17/2014	12,120	12,275
2.625% due 11/20/2014	71,369	73,391
3.000% due 09/16/2014 - 10/01/2043	3,365,029	3,299,929
4.125% due 04/15/2014	249,971	255,425
4.625% due 10/15/2014	450,886	471,849
Farmer Mac
0.240% due 10/17/2014	39,400	39,435
Federal Farm Credit Bank
0.109% due 12/23/2014	35,000	34,981
0.110% due 03/19/2015 - 05/18/2015	159,800	159,781
0.130% due 05/21/2015	50,000	50,008
0.165% due 09/26/2014	50,000	49,996
0.169% due 01/28/2015	80,000	80,069
0.170% due 08/08/2014 - 01/26/2015	74,600	74,634
0.180% due 03/26/2015	7,290	7,297
0.189% due 02/27/2015	500	501

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	183

Consolidated Schedule of Investments PIMCO Short-Term Floating NAV Portfolio III (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.199% due 06/22/2015	$1,000	$1,001
0.200% due 08/28/2014	44,320	44,351
0.210% due 06/26/2015	12,650	12,669
0.212% due 02/13/2015	3,645	3,650
0.250% due 05/01/2014 - 11/28/2014	630,140	630,833
0.270% due 09/25/2014 - 11/19/2014	20,300	20,324
0.280% due 10/14/2014 - 12/11/2014	3,750	3,755
0.300% due 08/21/2014 - 12/11/2014	66,300	66,421
0.319% due 03/23/2015	74,000	74,227
0.375% due 01/02/2015	75,000	75,163
2.625% due 04/17/2014	43,824	44,432
Federal Home Loan Bank
0.127% due 11/03/2014 - 12/08/2014	592,800	592,957
0.130% due 11/20/2014	150,000	150,051
0.131% due 12/19/2014	17,000	17,006
0.140% due 11/17/2014 - 02/17/2015	250,100	250,206
0.141% due 02/12/2015	24,300	24,310
0.142% due 02/13/2015	59,500	59,524
0.160% due 06/30/2014	294,850	294,950
0.170% due 08/12/2014 - 09/03/2014	176,090	176,151
0.210% due 09/12/2014 - 11/28/2014	1,047,705	1,048,064
0.220% due 10/24/2014 - 02/02/2015	722,070	722,401
0.230% due 04/15/2014 - 10/17/2014	964,415	965,216
0.240% due 04/22/2014	176,750	176,909
0.250% due 04/11/2014 - 02/20/2015	379,220	379,366
1.250% due 08/28/2014	5,000	5,048
1.375% due 09/12/2014	220,955	223,539
2.500% due 06/13/2014	1,200	1,220
5.500% due 08/13/2014	8,015	8,394
Freddie Mac
0.305% due 02/23/2015	505,000	505,578
0.310% due 01/09/2015 - 03/03/2015	588,500	589,175
0.320% due 12/03/2014	89,090	89,225
0.375% due 04/28/2014 - 08/28/2014	483,786	484,638
0.500% due 09/19/2014	49,000	49,170
0.625% due 12/29/2014	149,421	150,212
0.750% due 09/22/2014 - 11/25/2014	202,333	203,650
1.000% due 07/30/2014 - 08/27/2014	502,011	505,911
1.350% due 04/29/2014	65,485	65,964
2.500% due 04/23/2014	382,009	387,260
2.650% due 11/06/2014	143,926	147,842
2.875% due 02/09/2015	1,100	1,139
3.000% due 07/28/2014 - 09/01/2043	632,262	622,968
3.500% due 01/01/2041 - 09/01/2043	23,600	24,028
5.000% due 07/15/2014	23,400	24,300

Total U.S. Government Agencies (Cost $14,757,900)		14,891,376

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 4.1%
U.S. Treasury Notes
0.125% due 12/31/2014 (c)		$230,000	$229,901
0.125% due 04/30/2015 (c)		9,000	8,985
0.250% due 11/30/2014		350,000	350,417
0.250% due 12/15/2014 (c)		36,000	36,041
0.250% due 01/15/2015 (e)		371,900	372,278
0.250% due 01/31/2015 (c)(e)		853,655	854,522
0.250% due 03/31/2015		219,600	219,737
0.250% due 05/31/2015		20,000	19,997
0.375% due 11/15/2014		1,493	1,497

Total U.S. Treasury Obligations (Cost $2,092,029)			2,093,375

ASSET-BACKED SECURITIES 0.1%
Ford Credit Auto Owner Trust
0.220% due 08/15/2014		16,877	16,878
0.570% due 01/15/2015		1,966	1,966
Honda Auto Receivables Owner Trust
0.240% due 05/16/2014		9,281	9,282
0.560% due 11/17/2014		10,089	10,090
0.570% due 08/15/2014		991	991
Hyundai Auto Receivables Trust
0.540% due 01/15/2015		7,089	7,091
Nissan Auto Lease Trust
0.342% due 07/15/2014		4,802	4,800
Nissan Auto Receivables Owner Trust
0.210% due 08/15/2014		24,398	24,398
0.540% due 10/15/2014		2,975	2,976

Total Asset-Backed Securities (Cost $78,479)			78,472

SOVEREIGN ISSUES 6.2%
Export Development Canada
1.500% due 05/15/2014		34,260	34,535
Japan Bank for International Cooperation
2.875% due 02/02/2015		4,500	4,646
Kommunalbanken A/S
0.230% due 08/28/2014		372,680	372,663
0.284% due 01/26/2015		250	250
0.366% due 10/21/2013		107,800	107,809
0.376% due 03/10/2014		129,850	129,935
1.000% due 06/16/2014		32,600	32,764
1.000% due 02/09/2015		20,220	20,403
2.875% due 10/27/2014		44,500	45,735
Kommunekredit
0.465% due 04/23/2014		57,500	57,517
Kommuninvest Sverige AB
0.251% due 09/12/2014		80,000	79,987
0.268% due 10/17/2014		180,000	180,012
0.277% due 02/06/2015		6,500	6,509
0.306% due 09/11/2014		24,000	23,996
0.419% due 04/11/2014		76,530	76,581
1.000% due 04/27/2015		72,448	73,165
Mexico Government International Bond
8.000% due 12/19/2013	MXN	5,030,000	388,262
Province of Manitoba
1.375% due 04/28/2014		$5,100	5,131
Province of Ontario
0.950% due 05/26/2015		25,000	25,203
1.375% due 01/27/2014		588,976	591,196
2.950% due 02/05/2015		99,400	102,836
4.100% due 06/16/2014		395,918	406,667
4.500% due 02/03/2015		114,133	120,417
Province of Quebec
4.875% due 05/05/2014		600	616

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Societe Financement de l’Economie Francaise
3.375% due 05/05/2014	$3,400	$3,464
State of North Rhine-Westphalia
0.710% due 09/03/2014	63,000	63,250
1.250% due 11/25/2013	123,100	123,323
1.625% due 09/17/2014	6,000	6,071
Sweden Government International Bond
0.250% due 11/13/2014	111,000	111,013

Total Sovereign Issues (Cost $3,193,531)		3,193,956

SHORT-TERM INSTRUMENTS 45.9%

CERTIFICATES OF DEPOSIT 0.2%
Banco do Brasil S.A.
0.000% due 10/11/2013	27,300	27,297
0.000% due 11/01/2013	20,050	20,033
Bank of Nova Scotia
0.476% due 03/27/2014	13,400	13,417
Itau Unibanco Holding S.A.
0.000% due 10/31/2013	16,300	16,280
Nordea Bank Finland PLC
0.734% due 01/27/2014	700	701
1.150% due 04/09/2014	400	402
Sumitomo Mitsui Banking Corp.
0.616% due 05/08/2014	1,000	1,002

		79,132

COMMERCIAL PAPER 7.1%
Abbey National Treasury Services PLC
0.750% due 10/18/2013	7,300	7,297
Amcor Ltd.
0.340% due 10/28/2013	2,000	2,000
0.400% due 10/16/2013	11,700	11,698
0.470% due 11/12/2013	26,100	26,086
Bank Nederlandse Gemeenten N.V.
0.200% due 02/03/2014	166,100	165,974
0.210% due 03/07/2014	124,900	124,767
0.225% due 04/22/2014	140,000	139,795
BASF AG
0.260% due 03/28/2014	28,700	28,670
0.300% due 03/28/2014	13,200	13,186
British Telecommunications PLC
0.800% due 03/10/2014	700	699
Canada Natural Resources Ltd.
0.310% due 10/22/2013	15,000	14,997
CNPC Finance Ltd.
0.360% due 10/08/2013	28,000	27,998
Daimler Finance North America LLC
0.700% due 03/11/2014	38,200	38,127
Dominion Resources, Inc.
0.260% due 10/18/2013	43,500	43,495
0.290% due 10/03/2013	50,000	49,999
Electricite de France S.A.
0.150% due 10/04/2013	64,300	64,299
0.150% due 10/09/2013	50,000	49,998
0.160% due 10/01/2013	94,100	94,100
0.160% due 10/09/2013	44,300	44,298
0.695% due 01/10/2014	10,000	9,994
0.825% due 01/17/2014	21,000	20,985
Entergy Corp.
0.870% due 12/04/2013	900	899
Export Development Canada
0.130% due 11/12/2013	17,100	17,097
0.140% due 02/26/2014	118,400	118,356
0.170% due 10/07/2013	27,800	27,799

184	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2013 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ford Motor Credit Co. LLC
0.650% due 11/01/2013	$5,000	$4,997
0.655% due 11/01/2013	2,800	2,798
0.655% due 11/05/2013	1,400	1,399
0.665% due 11/22/2013	1,000	999
0.730% due 11/01/2013	10,085	10,079
1.010% due 11/15/2013	1,500	1,498
1.021% due 11/08/2013	26,500	26,472
1.021% due 11/22/2013	200	200
1.021% due 11/26/2013	3,600	3,594
1.021% due 01/06/2014	5,000	4,994
1.021% due 04/28/2014	8,700	8,668
1.150% due 10/01/2013	6,900	6,900
Glencore Funding LLC
0.350% due 10/11/2013	8,500	8,499
0.370% due 10/11/2013	450	450
0.480% due 11/20/2013	6,400	6,396
Hewlett-Packard Co.
0.950% due 10/30/2013	152,300	152,183
Holcim U.S. Finance SARL & Cie S.C.S.
0.330% due 10/03/2013	1,800	1,800
Kells Funding LLC
0.195% due 11/20/2013	50,000	49,987
0.230% due 10/10/2013	37,700	37,698
0.232% due 06/11/2014	81,000	81,000
0.233% due 10/09/2013	24,000	23,999
0.242% due 11/12/2013	150,000	150,010
0.243% due 11/01/2013	16,500	16,501
0.243% due 11/04/2013	82,600	82,606
KfW
0.145% due 01/10/2014	90,000	89,966
0.160% due 01/10/2014	120,500	120,454
Nederlandse Waterschapsbank N.V.
0.180% due 03/24/2014	90,500	90,500
Nissan Motors Acceptance Corp.
0.300% due 11/13/2013	3,500	3,499
NRW Bank
0.120% due 10/16/2013	275,000	274,986
0.155% due 12/09/2013	160,600	160,551
0.165% due 10/17/2013	65,200	65,195
0.170% due 11/04/2013	249,600	249,560
Oneok Partners LP
0.310% due 10/01/2013	20,000	20,000
Province of Ontario
0.130% due 11/08/2013	16,600	16,598
0.150% due 11/22/2013	50,000	49,989
0.160% due 11/29/2013	30,000	29,992

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.160% due 12/05/2013	$31,500	$31,491
0.165% due 12/16/2013	94,350	94,316
Province of Quebec
0.120% due 10/16/2013	11,950	11,949
0.130% due 11/08/2013	51,400	51,393
0.140% due 11/08/2013	17,900	17,897
0.140% due 11/13/2013	14,200	14,198
0.175% due 11/25/2013	240,000	239,936
Santander S.A.
1.525% due 10/01/2013	1,500	1,500
1.525% due 10/11/2013	2,500	2,499
2.050% due 10/11/2013	2,000	1,999
Spectra Energy Partners LP
0.420% due 10/18/2013	12,000	11,998
Standard Chartered Bank
0.950% due 10/01/2013	13,000	13,000
Vodafone Group PLC
0.595% due 01/02/2014	1,350	1,349
0.690% due 02/10/2014	8,300	8,289
0.720% due 01/28/2014	86,400	86,299
0.725% due 01/02/2014	10,000	9,992
Xstrata Finance Canada Ltd.
0.570% due 10/01/2013	6,600	6,600
Xstrata Finance Dubai Ltd.
0.365% due 10/10/2013	67,000	66,994

		3,669,329

REPURCHASE AGREEMENTS (b) 4.7%
		2,433,862

SHORT-TERM NOTES 9.6%
CNPC Finance Ltd.
0.569% due 02/20/2014	164,600	164,406
Export Development Canada
0.110% due 02/04/2014	31,600	31,605
Federal Farm Credit Bank
0.160% due 06/11/2014 - 08/12/2014	306,100	306,220
Federal Home Loan Bank
0.116% due 08/19/2014	245,000	245,062
0.125% due 06/04/2014 - 09/26/2014	712,650	712,620
0.140% due 06/04/2014	173,100	173,139
0.150% due 04/23/2014 - 05/01/2014	104,200	104,240
0.160% due 04/11/2014	91,000	91,042

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.170% due 04/24/2014		$2,407,160	$2,408,003
0.180% due 07/15/2014 - 08/28/2014		475,355	475,564
0.190% due 07/10/2014		55,000	55,031
Ford Credit Auto Owner Trust
0.210% due 05/15/2014		4,556	4,556
Holmes Master Issuer PLC
0.262% due 04/15/2014		68,000	67,997
Hyundai Auto Receivables Trust
0.220% due 09/15/2014		40,000	40,000
M&T Bank Auto Receivables Trust
0.250% due 09/15/2014		62,600	62,600
MetLife Institutional Funding
0.339% due 01/10/2014		13,700	13,701

			4,955,786

JAPAN TREASURY BILLS 20.6%
0.088% due 10/07/2013 - 12/09/2013 (a)	JPY	1,047,460,000	10,655,568

MEXICO TREASURY BILLS 3.3%
3.892% due 10/03/2013 - 03/06/2014 (a)	MXN	22,685,000	1,724,200

U.S. TREASURY BILLS 0.4%
0.020% due 12/19/2013 - 03/13/2014 (a)(c)(e)		$182,550	182,537

Total Short-Term Instruments (Cost $23,701,650)			23,700,414

Total Investments in Securities (Cost $51,927,062)			52,070,369

Total Investments 100.9% (Cost $51,927,062)			$52,070,369

Financial Derivative Instruments (d) (0.1%)
(Cost or Premiums, net $0)			(34,359)

Other Assets and Liabilities, net (0.8%)			(425,277)

Net Assets 100.0%			$51,610,733

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BCY	0.250%	05/22/2013	05/22/2015	$1,974	Eli Lilly & Co. 4.200% due 03/06/2014	$(2,039)	$1,974	$1,976
	0.250%	07/15/2013	07/15/2015	5,219	Northern Trust Corp. 3.450% due 11/04/2020	(5,257)	5,219	5,222
	0.070%	09/30/2013	10/01/2013	24,200	U.S. Treasury Inflation Protected Securities 0.125% - 1.625% due 01/15/2015 - 07/15/2022	(24,731)	24,200	24,200

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	185

Consolidated Schedule of Investments PIMCO Short-Term Floating NAV Portfolio III (Cont.)

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
	0.170%	04/26/2013	10/25/2013	$50,000	Fannie Mae 3.000% - 4.000% due 02/01/2033 - 06/01/2042	$(51,738)	$50,000	$50,037
	0.200%	06/06/2013	06/06/2014	250,000	Fannie Mae 3.000% - 4.000% due 08/01/2042 - 05/01/2043	(176,907)	250,000	250,162
					Freddie Mac 3.000% due 11/01/2042	(92,581)
	0.200%	06/13/2013	06/13/2014	250,000	Fannie Mae 3.000% due 05/01/2043	(249,149)	250,000	250,153
	0.210%	05/01/2013	05/01/2014	40,000	Fannie Mae 2.500% - 3.500% due 04/01/2027 - 10/01/2042	(41,667)	40,000	40,036
	0.270%	05/21/2013	05/20/2015	3,819	Citigroup, Inc. 4.450% due 01/10/2017	(328)	3,819	3,823
					Wyeth LLC 5.500% due 02/01/2014	(3,592)
BPG	0.110%	09/30/2013	10/01/2013	4,200	Fannie Mae 3.000% due 07/01/2043	(4,355)	4,200	4,200
BSN	0.100%	09/30/2013	10/01/2013	331,200	U.S. Treasury Notes 0.250% due 05/31/2015	(338,061)	331,200	331,201
	0.110%	08/22/2013	11/21/2013	78,012	Fannie Mae 2.000% due 05/24/2027	(80,929)	78,012	78,022
	0.170%	06/13/2013	12/11/2013	94,696	Fannie Mae 2.625% due 06/12/2028	(91,484)	94,696	94,745
MBC	0.090%	09/30/2013	10/01/2013	140,000	U.S. Treasury Inflation Protected Securities 2.000% due 07/15/2014	(71,430)	140,000	140,000
					U.S. Treasury Notes 0.375% due 06/30/2015	(71,419)
NXN	0.100%	09/30/2013	10/01/2013	60,000	U.S. Treasury Inflation Protected Securities 1.250% due 07/15/2020	(30,572)	60,000	60,000
					U.S. Treasury Notes 1.375% due 09/30/2018	(30,688)
RDR	0.090%	09/30/2013	10/01/2013	150,000	U.S. Treasury Notes 0.625% - 0.750% due 05/31/2017 - 03/31/2018	(153,200)	150,000	150,000
SOG	0.270%	08/28/2013	10/01/2013	450,000	Brazil Government International Bond 4.875% - 8.875% due 03/07/2015 - 01/22/2021	(432,492)	450,000	450,115
					Mexico Government International Bond 5.625% - 5.875% due 01/15/2014 - 01/15/2017	(53,425)
	0.270%	10/01/2013	11/01/2013	500,000	Brazil Government International Bond 4.875% - 8.875% due 03/07/2015 - 01/22/2021	(463,085)	500,000	500,000
					Mexico Government International Bond 5.625% - 5.875% due 01/15/2014 - 01/15/2017	(67,595)
SSB	0.000%	09/30/2013	10/01/2013	542	Fannie Mae 2.200% due 10/17/2022	(554)	542	542

Total Repurchase Agreements						$(2,537,278)	$2,433,862	$2,434,434

(1)	Includes accrued interest.

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.000%	10/01/2043	$3,323,000	$(3,136,718)	$(3,248,752)
Freddie Mac	3.000%	10/01/2043	513,500	(481,089)	(500,101)
Freddie Mac	3.500%	10/01/2043	23,600	(23,169)	(23,972)

Total Short Sales				$(3,640,976)	$(3,772,825)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of September 30, 2013:

(c)	Securities with an aggregate market value of $143,105 have been pledged as collateral under the terms of the following master agreements as of September 30, 2013.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (2)
PIMCO Short-Term Floating NAV Portfolio III
Global/Master Repurchase Agreement
BCY	$625,609	$0	$0	$0	$625,609	$(640,505)	$(14,896)
BPG	4,200	0	0	0	4,200	(4,355)	(155)
BSN	503,968	0	0	0	503,968	(516,813)	(12,845)
MBC	140,000	0	0	0	140,000	(142,849)	(2,849)
NXN	60,000	0	0	0	60,000	(61,260)	(1,260)
RDR	150,000	0	0	0	150,000	(153,200)	(3,200)
SOG	950,115	0	0	0	950,115	(1,007,610)	(57,495)

186	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2013 (Unaudited)

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (2)
Master Securities Forward Transactions Agreement
DEU	$0	$0	$0	$(56,704)	$(56,704)	$1,960	$(54,744)
FOB	0	0	0	(3,679,001)	(3,679,001)	123,415	(3,555,586)
GSC	0	0	0	(37,120)	(37,120)	1,260	(35,860)

PIMCO Cayman Japan Fund I Ltd. (Subsidiary)
Global/Master Repurchase Agreement
SSB	542	0	0	0	542	(554)	(12)

Total Borrowings and Other Financing Transactions	$2,434,434	$0	$0	$ (3,772,825)

(2)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	10/2013		DKK	57,000	$		9,977	$0	$(362)
	10/2013		JPY	145,040,000			1,462,280	2,822	(16,239)
	10/2013		MXN	932,111			74,344	3,139	0
	11/2013		JPY	44,000,000			449,700	1,932	0
	11/2013		MXN	3,670,007			280,812	1,739	(184)
	12/2013		JPY	60,000,000			602,073	0	(8,584)
	02/2014		MXN	16,278			1,226	0	(4)

BPS	10/2013		JPY	40,000,000			408,044	1,062	0
	10/2013		MXN	2,467,068			191,374	3,134	0
	11/2013	$		1,000		DKK	5,525	2	0
	10/2014		DKK	300,000	$		53,788	0	(801)

BRC	10/2013			3,615			641	0	(14)
	10/2013		JPY	78,000,000			794,635	1,021	0
	10/2013		MXN	12,681			983	15	0
	11/2013		JPY	144,530,000			1,485,173	14,470	0
	12/2013		EUR	7			9	0	0
	12/2013		JPY	50,000,000			501,907	0	(6,974)
	12/2013		MXN	512,314			39,720	827	0
	01/2014		EUR	18,584			24,265	0	(882)

CBK	10/2013		JPY	35,000,000			351,459	0	(4,638)
	12/2013			35,000,000			350,049	0	(6,168)
	02/2014		MXN	983,722			74,327	8	0

DUB	10/2013			989,316			77,581	2,095	0
	11/2013			1,517,623			113,813	0	(1,623)
	12/2013			513,264			40,378	1,412	0
	10/2014		DKK	100,000			17,997	0	(199)

FBF	10/2013		JPY	30,000,000			301,881	0	(3,367)
	10/2013		MXN	493,506			38,629	930	0
	11/2013		JPY	185,930,000			1,898,346	7,351	(1,058)

GLM	10/2013		DKK	15,178			2,624	0	(129)
	11/2013		MXN	1,668,619			127,738	739	(22)
	12/2013			3,337,195			248,954	19	(4,443)
	03/2014			589,283			44,149	0	(322)

HUS	10/2013		DKK	758,900			131,218	0	(6,436)
	10/2013		MXN	298,096			23,571	826	0

JPM	10/2013			495,700			39,214	1,369	0
	11/2013			1,782,116			133,480	13	(2,031)
	12/2013			1,268,225			96,883	607	(8)
	12/2013	$		1,181		MXN	15,662	8	0
	01/2014		MXN	493,257	$		37,350	3	0

MSC	10/2013			743,503			57,769	1,103	0
	11/2013			2,848,582			219,531	2,826	(21)
	12/2013			45,783			3,462	21	(35)
	01/2014			6,743			509	0	(2)
	03/2014			10,717			806	0	(3)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	187

Consolidated Schedule of Investments PIMCO Short-Term Floating NAV Portfolio III (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
RBC	10/2013	MXN	25,520	$	1,992	$45	$0
	11/2013		1,931,267		145,879	0	(1,054)

RYL	10/2013	JPY	184,960,000		1,863,656	4,671	(22,907)

UAG	10/2013		15,000,000		151,841	0	(783)
	12/2013	MXN	256,654		20,209	725	0

Total Forward Foreign Currency Contracts						$54,934	$(89,293)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2013:

(e)	Securities with an aggregate market value of $59,492 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures (1)
PIMCO Short-Term Floating NAV Portfolio III
BOA	$4,878	$0	$0	$4,878	$(550)	$0	$0	$(550)	$4,328	$(5,750)	$(1,422)
BPS	3,136	0	0	3,136	(801)	0	0	(801)	2,335	(3,050)	(715)
BRC	842	0	0	842	(896)	0	0	(896)	(54)	0	(54)
CBK	8	0	0	8	0	0	0	0	8	(260)	(252)
DUB	3,507	0	0	3,507	(1,822)	0	0	(1,822)	1,685	(2,610)	(925)
FBF	930	0	0	930	0	0	0	0	930	(1,090)	(160)
GLM	758	0	0	758	(4,916)	0	0	(4,916)	(4,158)	2,464	(1,694)
HUS	826	0	0	826	(6,436)	0	0	(6,436)	(5,610)	5,315	(295)
JPM	2,000	0	0	2,000	(2,039)	0	0	(2,039)	(39)	(1,210)	(1,249)
MSC	3,950	0	0	3,950	(61)	0	0	(61)	3,889	(11,036)	(7,147)
RBC	45	0	0	45	(1,054)	0	0	(1,054)	(1,009)	410	(599)
UAG	725	0	0	725	0	0	0	0	725	(560)	165

PIMCO Cayman Japan Fund I Ltd. (Subsidiary)
BOA	4,754	0	0	4,754	(24,823)	0	0	(24,823)	(20,069)	20,404	335
BPS	1,062	0	0	1,062	0	0	0	0	1,062	(1,150)	(88)
BRC	15,491	0	0	15,491	(6,974)	0	0	(6,974)	8,517	(14,710)	(6,193)
CBK	0	0	0	0	(10,806)	0	0	(10,806)	(10,806)	11,050	244
FBF	7,351	0	0	7,351	(4,425)	0	0	(4,425)	2,926	(2,000)	926
JPM	0	0	0	0	0	0	0	0	0	(3,938)	(3,938)
RYL	4,671	0	0	4,671	(22,907)	0	0	(22,907)	(18,236)	19,040	804
UAG	0	0	0	0	(783)	0	0	(783)	(783)	810	27

Total Over the Counter	$54,934	$0	$0	$54,934	$(89,293)	$0	$0	$(89,293)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default . Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$54,934	$0	$54,934

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$89,293	$0	$89,293

188	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2013 (Unaudited)

The Effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the Period Ended September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$282,628	$0	$282,628

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(32,922)	$0	$(32,922)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$6,899,973	$0	$6,899,973
Industrials	0	966,094	0	966,094
Utilities	0	246,709	0	246,709
U.S. Government Agencies	0	14,891,376	0	14,891,376
U.S. Treasury Obligations	0	2,093,375	0	2,093,375
Asset-Backed Securities	0	78,472	0	78,472
Sovereign Issues	0	3,193,956	0	3,193,956
Short-Term Instruments
Certificates of Deposit	0	79,132	0	79,132
Commercial Paper	0	3,669,329	0	3,669,329
Repurchase Agreements	0	2,433,862	0	2,433,862
Short-Term Notes	0	4,955,786	0	4,955,786
Japan Treasury Bills	0	10,655,568	0	10,655,568
Mexico Treasury Bills	0	1,724,200	0	1,724,200

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
U.S. Treasury Bills	$0	$182,537	$0	$182,537

Total Investments	$0	$52,070,369	$0	$52,070,369

Short Sales, at Value
U.S. Government Agencies	$0	$(3,772,825)	$0	$(3,772,825)

Financial Derivative Instruments - Assets
Over the counter	$0	$54,934	$0	$54,934

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(89,293)	$0	$(89,293)

Totals	$0	$48,263,185	$0	$48,263,185

There were no transfers between Level 1 and 2 during the period ended September 30, 2013.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended September 30, 2013:

Category and Subcategory	Beginning Balance at 03/31/2013	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2013 (1)
Investments in Securities, at Value
Sovereign Issues	$9,990	$0	$(10,001)	$0	$0	$11	$0	$0	$0	$0

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2013	189

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the 19 portfolios (each a “Portfolio” and collectively the “Portfolios”) indicated on the cover of this report.

Shares of the Portfolios have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state. Each Portfolio issues its shares only in private placement transactions in accordance with Regulation D or other applicable exemptions under the Securities Act.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the

Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolios is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolios do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statements of Operations. Portfolios may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid and are included in net realized gain or loss on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period and are included in net change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies on the Statements of Operations.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, of each Portfolio, except the PIMCO Short-Term Floating NAV Portfolio, PIMCO Short-Term Floating NAV Portfolio II and the PIMCO Short-Term Floating NAV Portfolio III, are declared and distributed to shareholders quarterly. Dividends from net investment income, if any, of the PIMCO Short-Term Floating NAV Portfolio, PIMCO Short-Term Floating NAV Portfolio II and the PIMCO Short-Term Floating NAV Portfolio III are declared daily and distributed

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to shareholders monthly. Net realized capital gains earned by each Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions or short sale transactions, have been determined to be at a level requiring a Statement of Cash Flows. Statements of Cash Flows have been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(e) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statements of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Schedule of Investments and the Principal Risks Note in the Notes to Financial Statements for additional details.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of a Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to a Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current

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Notes to Financial Statements (Cont.)

or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of a Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale).

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that a Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 1 or 2 as of period end have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 1 are a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of valuation methods used by third party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for each respective Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative

192	PRIVATE ACCOUNT PORTFOLIO SERIES

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information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for each respective Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts, commodity options and options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  Certain Portfolios may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Loan Participations and Assignments  Certain Portfolios may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions. Certain Portfolios may also enter into unfunded loan commitments, which are contractual obligations for future funding.

Unfunded loan commitments may include revolving credit facilities, which may obligate Portfolios to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, a Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, a Portfolio may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or

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interest expense, respectively, on the Statements of Operations. As of September 30, 2013, the PIMCO High Yield Portfolio and the PIMCO Senior Floating Rate Portfolio had $8,993,148 and $99,509, respectively, in unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Portfolios may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Payment In-Kind Securities  Certain Portfolios may invest in payment in-kind securities (“PIKs”). PIKs may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

Residual Interest Bonds  Certain Portfolios may invest in residual interest bonds (“RIBs”), which are created via a master trust agreement between a broker-dealer, acting as trustor and liquidity provider, and an investment bank, acting as trustee and tender agent. The master trust agreement defines the terms for each trust series, with

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Notes to Financial Statements (Cont.)

each series being established by the transfer of long-term, fixed-rate municipal bonds (“Fixed Rate Bonds”) to the trustee to be held, and provides for the creation, execution and delivery of floater certificates (“Floating Rate Notes”) and RIBs. Floating Rate Notes are liquid notes that are issued with a short-term variable rate typically linked to the weekly Securities Industry and Financial Markets Association (“SIFMA”) rate. After interest income is paid on the Floating Rate Notes at current rates, the residual income from the Fixed Rate Bonds is paid to the RIBs. RIBs are issued with a coupon that fluctuates inversely with the Floating Rate Notes’ referenced rate, subject to certain limitations. Therefore, rising short-term rates result in lower income for the RIBs and vice versa.

Floating Rate Notes are generally remarketed to municipal money market funds. RIBs are acquired by either tax-exempt municipal bond funds or trusts, or other parties interested in obtaining potentially higher yielding tax-exempt securities or gaining levered exposure to the municipal bond market. Floating Rate Note holders typically have the option to tender their notes to the liquidity provider for redemption at par at each reset date. The RIBs holders have the option to (i) require the Floating Rate Note holders to tender their notes at par, and (ii) require the liquidity provider to transfer the Fixed Rate Bonds to the RIBs holders. The holders of RIBs bear substantially all of the downside investment risk associated with the underlying Fixed Rate Bonds, and also benefit from a disproportionate amount of the potential appreciation of the underlying Fixed Rate Bonds’ value. RIBs may be more volatile and less liquid than other municipal bonds of comparable maturity.

Restricted Securities  Certain Portfolios may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at September 30, 2013 are disclosed in the Notes to Schedules of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Portfolios may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities, such as U.S. Treasury Strips which are Treasury fixed income securities sold at a discount to face value and offer no interest payments; rather, investors receive par at maturity.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  Certain Portfolios may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment is made by a Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

(b) Investments in Affiliates

Each Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments

196	PRIVATE ACCOUNT PORTFOLIO SERIES

September 30, 2013 (Unaudited)

and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolios. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended September 30, 2013 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Fund Name	Market Value 03/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 09/30/2013	Dividend Income	Net Capital Gain Distributions
PIMCO Asset-Backed Securities Portfolio	$15,658	$460,315	$(475,800)	$(10)	$(1)	$162	$15	$0
PIMCO Developing Local Markets Portfolio	64,392	85,576	(117,200)	(5)	(1)	32,762	76	0
PIMCO Emerging Markets Portfolio	378,567	400,365	(543,400)	(387)	370	235,515	365	0
PIMCO FX Strategy Portfolio	28,259	7,321	(28,600)	(2)	(1)	6,977	19	0
PIMCO High Yield Portfolio	15,465	181,427	(183,100)	(2)	(1)	13,789	26	0
PIMCO Investment Grade Corporate Portfolio	235,642	1,758,280	(1,461,541)	(14)	24	532,391	480	0
PIMCO Long Duration Corporate Bond Portfolio	308,539	1,788,075	(2,054,500)	3	(30)	42,087	474	0
PIMCO Low Duration Portfolio	68,496	24,050	(92,539)	(90)	83	0	60	0
PIMCO Mortgage Portfolio	1,439,144	1,394,551	(2,833,500)	(3)	(56)	136	751	0
PIMCO Municipal Sector Portfolio	12,362	38,907	(51,100)	0	(1)	168	7	0
PIMCO Real Return Portfolio	63,381	476,524	(476,000)	5	(7)	63,903	23	0
PIMCO Senior Floating Rate Portfolio	7,906	56,310	(26,300)	1	3	37,920	10	0
PIMCO Short-Term Portfolio	3,231	386,522	(367,100)	0	0	22,653	22	0
PIMCO U.S. Government Sector Portfolio	186	12,000	(12,000)	0	0	186	1	0
PIMCO International Portfolio	90,443	780,869	(378,300)	(14)	(4)	492,994	569	0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 09/30/2013	Dividend Income	Net Capital Gain Distributions
PIMCO Investment Grade Corporate Portfolio	$221,715	$347	$0	$0	$67	$222,129	$347	$0
PIMCO Mortgage Portfolio	386,025	515	(386,500)	(419)	486	107	514	0

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Each Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  Certain Portfolios may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. A Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Portfolio to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a

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Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Portfolio are reflected as a liability on the Statements of Assets and Liabilities. A Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Certain Portfolios may enter into short sales transactions. A short sale is a transaction in which a Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolios use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolios’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  Certain Portfolios may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by a Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  Certain Portfolios may enter into futures contracts. A Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value

198	PRIVATE ACCOUNT PORTFOLIO SERIES

September 30, 2013 (Unaudited)

(“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Portfolios may write call and put options on securities and financial derivative instruments they own or in which they may invest. Writing put options tends to increase a Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease a Portfolio’s exposure to the underlying instrument. When a Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Certain Portfolios may also purchase put and call options. Purchasing call options tends to increase a Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease a Portfolio’s exposure to the underlying instrument. A Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  Certain Portfolios may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When a Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When a Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect a Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  Certain Portfolios may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Credit Default Swaptions  Certain Portfolios may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  Certain Portfolios may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  Certain Portfolios may write or purchase foreign currency options. Purchasing foreign currency options gives a Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Securities  Certain Portfolios may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. A Portfolio may write or purchase options to enhance returns for a Portfolio or to hedge an existing position or future investment.

(d) Swap Agreements  Certain Portfolios may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked

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returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). A Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Portfolio are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Portfolio and the counterparty and by the posting of collateral to a Portfolio to cover a Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

If a Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to

200	PRIVATE ACCOUNT PORTFOLIO SERIES

September 30, 2013 (Unaudited)

deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate or sovereign issues, deliverable obligations in most instances would be limited to the specific referenced obligation, as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of September 30, 2013 for which a Portfolio is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium,

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one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business the Portfolios trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolios may be subject to, please see the Important Information About the Portfolios.

Market Risks  A Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If a Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  A Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose a Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolios by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to a Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. A Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

202	PRIVATE ACCOUNT PORTFOLIO SERIES

September 30, 2013 (Unaudited)

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  A Portfolio is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between a Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolios. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Portfolio and select counterparties. ISDA Master Agreements maintain provisions

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	203

Notes to Financial Statements (Cont.)

for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. BASIS FOR CONSOLIDATION FOR PIMCO INTERNATIONAL PORTFOLIO AND PIMCO SHORT-TERM FLOATING NAV PORTFOLIO III (“Consolidated Funds”)

PIMCO Cayman Japan Fund I and II Ltd. (each a “Subsidiary”), Cayman Islands exempted companies, were incorporated as wholly owned subsidiaries acting as investment vehicles for the Consolidated Funds in order to effect certain investments for the Consolidated Funds consistent with each Consolidated Fund’s investment objectives and policies as specified in their respective prospectus and statement of additional information. Each Consolidated Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Consolidated Fund and its respective Subsidiary. The consolidated financial statements include the accounts of each Consolidated Fund and its respective Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between each Consolidated Fund and its respective Subsidiary, comprising the entire issued share capital of the Subsidiary, with the intent that each Consolidated Fund will remain the sole shareholder and retain all rights. Under the Articles of Association of each Subsidiary, shares issued by each Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of each of the Subsidiaries and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of each of the Subsidiaries. See the table below for details regarding the structure, incorporation and relationship as of September 30, 2013 of each Subsidiary to its respective Consolidated Fund (amounts in thousands).

Fund Name	Subsidiary	Date of Incorporation	Subscription Agreement	Portfolio Net Assets	Subsidiary Net Assets	% of Portfolio Net Assets
PIMCO International Portfolio	PIMCO Cayman Japan Fund II Ltd.	06/05/2012	06/12/2012	$1,813,494	$5,543	0.3%
PIMCO Short-Term Floating NAV Portfolio III	PIMCO Cayman Japan Fund I Ltd.	06/05/2012	06/12/2012	51,610,733	10,643,003	20.6

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for each Portfolio is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory and Supervisory and Administrative Fees are charged at an annual rate as noted in the following table:

Portfolio Name	Investment Advisory Fee	Supervisory and Administrative Fee
PIMCO Asset-Backed Securities Portfolio	0.02%	0.03%
PIMCO Developing Local Markets Portfolio	0.02%	0.10%
PIMCO Emerging Markets Portfolio	0.02%	0.10%
PIMCO FX Strategy Portfolio	0.02%	0.03%
PIMCO High Yield Portfolio	0.02%	0.03%
PIMCO Investment Grade Corporate Portfolio	0.02%	0.03%
PIMCO Long Duration Corporate Bond Portfolio	0.02%	0.03%
PIMCO Low Duration Portfolio	0.02%	0.03%
PIMCO Moderate Duration Portfolio	0.02%	0.03%

204	PRIVATE ACCOUNT PORTFOLIO SERIES

September 30, 2013 (Unaudited)

Portfolio Name	Investment Advisory Fee		Supervisory and Administrative Fee
PIMCO Mortgage Portfolio	0.02%		0.03%
PIMCO Municipal Sector Portfolio	0.02%		0.03%
PIMCO Real Return Portfolio	0.02%		0.03%
PIMCO Senior Floating Rate Portfolio	0.02%		0.03%
PIMCO Short-Term Portfolio	0.02%		0.03%
PIMCO Short-Term Floating NAV Portfolio	0.00%	(1)	0.00%
PIMCO Short-Term Floating NAV Portfolio II	0.02%		0.03%
PIMCO U.S. Government Sector Portfolio	0.02%		0.03%
PIMCO International Portfolio	0.02%		0.10%
PIMCO Short-Term Floating NAV Portfolio III	0.00%	(1)	0.00%

(1)

By investing in the Portfolio, each investing fund agrees that 0.005% of the fee that each Investing Fund is currently obligated to pay PIMCO under its investment advisory contract will be designated as compensation for the investment advisory services PIMCO provides to the Portfolio.

(c) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of the PIMCO FX Strategy and PIMCO Senior Floating Rate Portfolios’ Supervisory and Administrative Fees in each Portfolio’s first fiscal year, to the extent that the payment of each Portfolio’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.00049% (calculated as a percentage of each Portfolio’s average daily net assets).

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Portfolio’s annualized total operating expenses plus the amount reimbursed does not exceed the operating expense limitation. The recoverable amounts to PIMCO at September 30, 2013, were as follows (amounts in thousands):

Portfolio Name	Recoverable Amounts
PIMCO FX Strategy Portfolio	$40
PIMCO Low Duration Portfolio	11
PIMCO Moderate Duration Portfolio	8
PIMCO Senior Floating Rate Portfolio	31

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $2,250.

These expenses are allocated on a pro-rata basis to each Portfolio and Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(d) Distributor  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

(e) Acquired Fund Fees and Expenses  The PIMCO International Portfolio’s Subsidiary (“Subsidiary”) has entered into a separate contract with PIMCO for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.01% and 0.05%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and Supervisory and Administrative Fees it receives from the Subsidiary in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	205

Notes to Financial Statements (Cont.)

Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place. The waiver is reflected in the Consolidated Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. During the period ended September 30, 2013, the PIMCO International Portfolio waived the following fees (amounts in thousands):

Fund Name	Waived Fees
PIMCO International Portfolio	$2

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Portfolios are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolios from or to another fund or portfolio that are or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended September 30, 2013, the Portfolios below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Portfolio Name	Purchases	Sales
PIMCO Asset-Backed Securities Portfolio	$583	$0
PIMCO Emerging Markets Portfolio	30,454	11,639
PIMCO High Yield Portfolio	106,073	50,276
PIMCO Investment Grade Corporate Portfolio	104,923	326,586
PIMCO Long Duration Corporate Bond Portfolio	1,033,540	204,359
PIMCO Low Duration Portfolio	3,135	266
PIMCO Moderate Duration Portfolio	47,381	14,633
PIMCO Mortgage Portfolio	79,224	0
PIMCO Municipal Sector Portfolio	410	12,871

Portfolio Name	Purchases	Sales
PIMCO Real Return Portfolio	$27,661	$63,903
PIMCO Senior Floating Rate Portfolio	59,375	0
PIMCO Short-Term Portfolio	24,818	38,637
PIMCO Short-Term Floating NAV Portfolio	1,750,238	1,334,180
PIMCO Short-Term Floating NAV Portfolio II	968,220	156,113
PIMCO U.S. Government Sector Portfolio	65,054	0
PIMCO International Portfolio	77,791	10,712
PIMCO Short-Term Floating NAV Portfolio III	5,052,487	2,611,778

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” Each Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2013, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Portfolio Name	Purchases	Sales	Purchases	Sales
PIMCO Asset-Backed Securities Portfolio	$268,167	$227,873	$199,949	$16,605
PIMCO Developing Local Markets Portfolio	523	5,127	1,323	44,637
PIMCO Emerging Markets Portfolio	281	8,779	237,864	239,368
PIMCO High Yield Portfolio	4,900	2,575	296,443	364,236
PIMCO Investment Grade Corporate Portfolio	260,030	342,317	440,757	1,380,775
PIMCO Long Duration Corporate Bond Portfolio	2,858,877	892,126	3,061,411	2,057,203

206	PRIVATE ACCOUNT PORTFOLIO SERIES

September 30, 2013 (Unaudited)

	U.S. Government/Agency		All Other
Portfolio Name	Purchases	Sales	Purchases	Sales
PIMCO Low Duration Portfolio	$264,966	$228,450	$1,499	$6,760
PIMCO Moderate Duration Portfolio	761,047	557,818	43,301	18,533
PIMCO Mortgage Portfolio	59,853,094	59,877,810	59,851	49,430
PIMCO Municipal Sector Portfolio	0	0	40,773	112,822
PIMCO Real Return Portfolio	527,171	709,997	91,872	190,466
PIMCO Senior Floating Rate Portfolio	0	0	95,093	13,387
PIMCO Short-Term Portfolio	14,249	18,955	68,668	113,685
PIMCO Short-Term Floating NAV Portfolio	1,525,717	2,448,822	1,376,731	1,124,834
PIMCO Short-Term Floating NAV Portfolio II	1,012,861	319,814	702,795	401,820
PIMCO U.S. Government Sector Portfolio	1,790,041	3,005,756	74,032	110,699
PIMCO International Portfolio	17,156	238	582,046	1,589,338
PIMCO Short-Term Floating NAV Portfolio III	20,502,134	8,288,446	4,252,142	1,290,760

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	PIMCO Asset-Backed Securities Portfolio (1)				PIMCO Developing Local Markets Portfolio (2)
	Six Months Ended 09/30/2013		Year Ended 03/31/2013		Six Months Ended 09/30/2013		Year Ended 03/31/2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	23,863	$292,333	11,808	$135,382	1,892	$11,300	21,805	$118,630
Issued as reinvestment of distributions	1,387	16,691	2,572	29,289	363	1,938	909	5,040
Cost of shares redeemed	(10,186)	(123,386)	(6,607)	(74,962)	(17,488)	(94,451)	(27,384)	(145,614)
Net increase (decrease) resulting from Portfolio share transactions	15,064	$185,638	7,773	$89,709	(15,233)	$(81,213)	(4,670)	$(21,944)

	PIMCO Emerging Markets Portfolio				PIMCO FX Strategy Portfolio (3)
	Six Months Ended 09/30/2013		Year Ended 03/31/2013		Six Months Ended 09/30/2013		Year Ended 03/31/2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	15,515	$161,193	18,102	$197,945	0	$0	193	$1,870
Issued as reinvestment of distributions	2,646	26,645	7,416	79,766	117	1,035	5	50
Cost of shares redeemed	(31,489)	(325,935)	(18,484)	(201,440)	(1,488)	(13,855)	(1,062)	(10,243)
Net increase (decrease) resulting from Portfolio share transactions	(13,328)	$(138,097)	7,034	$76,271	(1,371)	$(12,820)	(864)	$(8,323)

	PIMCO High Yield Portfolio				PIMCO Investment Grade Corporate Portfolio
	Six Months Ended 09/30/2013		Year Ended 03/31/2013		Six Months Ended 09/30/2013		Year Ended 03/31/2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	1,972	$15,200	14,741	$115,920	30,478	$340,420	62,465	$702,180
Issued as reinvestment of distributions	3,754	28,492	7,304	56,506	7,527	83,536	22,514	253,607
Cost of shares redeemed	(13,489)	(104,813)	(15,452)	(120,809)	(87,076)	(989,669)	(68,039)	(769,805)
Net increase (decrease) resulting from Portfolio share transactions	(7,763)	$(61,121)	6,593	$51,617	(49,071)	$(565,713)	16,940	$185,982

	PIMCO Long Duration Corporate Bond Portfolio (4)				PIMCO Low Duration Portfolio (5)
	Six Months Ended 09/30/2013		Year Ended 03/31/2013		Six Months Ended 09/30/2013		Period From 05/31/2012 to 03/31/2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	363,550	$4,362,668	345,630	$4,310,018	5,529	$54,543	25,749	$257,499
Issued as reinvestment of distributions	36,875	420,234	79,827	1,006,539	97	950	135	1,350
Cost of shares redeemed	(71,888)	(873,720)	(197,665)	(2,486,011)	(35)	(350)	(286)	(2,872)
Net increase resulting from Portfolio share transactions	328,537	$3,909,182	227,792	$2,830,546	5,591	$55,143	25,598	$255,977

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	207

Notes to Financial Statements (Cont.)

	PIMCO Moderate Duration Portfolio (6)				PIMCO Mortgage Portfolio
	Six Months Ended 09/30/2013		Period From 07/31/2012 to 03/31/2013		Six Months Ended 09/30/2013		Year Ended 03/31/2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	23,385	$226,786	29,099	$289,688	15,222	$163,640	78,790	$873,947
Issued as reinvestment of distributions	186	1,800	120	1,200	8,270	88,198	28,755	316,857
Cost of shares redeemed	(978)	(9,420)	(847)	(8,442)	(168,979)	(1,825,709)	(96,705)	(1,069,574)
Net increase (decrease) resulting from Portfolio share transactions	22,593	$219,166	28,372	$282,446	(145,487)	$(1,573,871)	10,840	$121,230

	PIMCO Municipal Sector Portfolio (7)				PIMCO Real Return Portfolio
	Six Months Ended 09/30/2013		Year Ended 03/31/2013		Six Months Ended 09/30/2013		Year Ended 03/31/2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	642	$5,470	3,148	$28,240	7,703	$71,530	95,015	$942,870
Issued as reinvestment of distributions	1,078	8,876	2,439	21,802	4,358	39,214	12,918	128,287
Cost of shares redeemed	(11,081)	(93,607)	(11,424)	(102,980)	(61,000)	(578,010)	(56,425)	(559,219)
Net increase (decrease) resulting from Portfolio share transactions	(9,361)	$(79,261)	(5,837)	$(52,938)	(48,939)	$(467,266)	51,508	$511,938

	PIMCO Senior Floating Rate Portfolio (8)				PIMCO Short-Term Portfolio
	Six Months Ended 09/30/2013		Year Ended 03/31/2013		Six Months Ended 09/30/2013		Year Ended 03/31/2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	6,963	$71,570	1,439	$14,730	12,755	$122,715	9,384	$87,810
Issued as reinvestment of distributions	41	423	42	428	1,637	15,628	4,071	38,279
Cost of shares redeemed	(345)	(3,546)	(72)	(731)	(17,378)	(167,953)	(25,498)	(239,828)
Net increase (decrease) resulting from Portfolio share transactions	6,659	$68,447	1,409	$14,427	(2,986)	$(29,610)	(12,043)	$(113,739)

	PIMCO Short-Term Floating NAV Portfolio (9)				PIMCO Short-Term Floating NAV Portfolio II
	Six Months Ended 09/30/2013		Year Ended 03/31/2013		Six Months Ended 09/30/2013		Year Ended 03/31/2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	6,859,177	$68,635,700	19,193,392	$192,282,300	1,941,546	$19,436,022	2,754,773	$27,578,569
Issued as reinvestment of distributions	2,193	21,942	7,706	77,179	573	5,734	1,111	11,126
Cost of shares redeemed	(7,868,315)	(78,733,625)	(20,154,091)	(201,928,722)	(1,715,955)	(17,177,709)	(2,701,938)	(27,049,612)
Net increase (decrease) resulting from Portfolio share transactions	(1,006,945)	$(10,075,983)	(952,993)	$(9,569,243)	226,164	$2,264,047	53,946	$540,083

	PIMCO U.S. Government Sector Portfolio				PIMCO International Portfolio
	Six Months Ended 09/30/2013		Year Ended 03/31/2013		Six Months Ended 09/30/2013		Year Ended 03/31/2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	40,633	$382,720	54,100	$505,340	30,227	$145,110	44,845	$222,415
Issued as reinvestment of distributions	3,431	30,357	6,319	59,124	11,626	54,108	59,222	288,734
Cost of shares redeemed	(54,565)	(498,644)	(127,972)	(1,193,788)	(78,540)	(374,086)	(94,255)	(472,089)
Net increase (decrease) resulting from Portfolio share transactions	(10,501)	$(85,567)	(67,553)	$(629,324)	(36,687)	$(174,868)	9,812	$39,060

208	PRIVATE ACCOUNT PORTFOLIO SERIES

September 30, 2013 (Unaudited)

	PIMCO Short-Term Floating NAV Portfolio III (10)
	Six Months Ended 09/30/2013		Year Ended 03/31/2013
	Shares	Amount	Shares	Amount
Receipts for shares sold	8,509,448	$85,036,000	8,055,561	$80,558,145
Issued as reinvestment of distributions	5,539	55,351	7,298	72,969
Cost of shares redeemed	(5,330,083)	(53,264,599)	(6,170,258)	(61,705,690)
Net increase resulting from Portfolio share transactions	3,184,904	$31,826,752	1,892,601	$18,925,424

(1)	As of September 30, 2013, one shareholder owned 10% or more of the total Portfolio’s outstanding shares comprising 12% of the Portfolio.
(2)	As of September 30, 2013, one shareholder owned 10% or more of the total Portfolio’s outstanding shares comprising 55% of the Portfolio.
(3)	As of September 30, 2013, four shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 98% of the Portfolio.
(4)	As of September 30, 2013, one shareholder owned 10% or more of the total Portfolio’s outstanding shares comprising 12% of the Portfolio.
(5)	As of September 30, 2013, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 100% of the Portfolio.
(6)	As of September 30, 2013, three shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 100% of the Portfolio.
(7)	As of September 30, 2013, one shareholder owned 10% or more of the total Portfolio’s outstanding shares comprising 11% of the Portfolio.
(8)	As of September 30, 2013, four shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 55% of the Portfolio.
(9)	As of September 30, 2013, one shareholder owned 10% or more of the total Portfolio’s outstanding shares comprising 13% of the Portfolio, and the shareholder is a related party of the Portfolio.*
(10)

As of September 30, 2013, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 61% of the Portfolio, and each of the two shareholders are related parties of the Portfolio.*

*	Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

15. FEDERAL INCOME TAX MATTERS

Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with U.S. GAAP, the Investment Adviser has reviewed the Portfolios’ tax positions for all open tax years. As of September 30, 2013, the Portfolios have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Portfolios file U.S. tax returns. While the statute of limitations remains open to examine the Portfolios’ U.S. tax returns filed for the fiscal years from 2010-2012, no examinations are in progress or anticipated at this time. The Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of September 30, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Portfolio Name	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
PIMCO Asset-Backed Securities Portfolio	$1,244,747	$47,257	$(54,767)	$(7,510)
PIMCO Developing Local Markets Portfolio	120,682	61	(10,811)	(10,750)
PIMCO Emerging Markets Portfolio	1,069,270	15,129	(45,542)	(30,413)
PIMCO FX Strategy Portfolio	13,006	0	0	0
PIMCO High Yield Portfolio	755,793	36,182	(23,130)	13,052
PIMCO Investment Grade Corporate Portfolio	3,482,732	213,364	(31,266)	182,098
PIMCO Long Duration Corporate Bond Portfolio	17,316,395	653,641	(843,790)	(190,149)
PIMCO Low Duration Portfolio	321,896	1,420	(1,726)	(306)
PIMCO Moderate Duration Portfolio	584,342	3,666	(2,918)	748
PIMCO Mortgage Portfolio	8,929,745	137,404	(153,033)	(15,629)
PIMCO Municipal Sector Portfolio	231,566	16,852	(2,406)	14,446

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	209

Notes to Financial Statements (Cont.)

September 30, 2013 (Unaudited)

Portfolio Name	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
PIMCO Real Return Portfolio	$3,183,186	$32,637	$(76,540)	$(43,903)
PIMCO Senior Floating Rate Portfolio	144,739	103	(298)	(195)
PIMCO Short-Term Portfolio	966,303	32,937	(30,881)	2,056
PIMCO Short-Term Floating NAV Portfolio	11,525,304	3,645	(962)	2,683
PIMCO Short-Term Floating NAV Portfolio II	6,497,512	1,591	(502)	1,089
PIMCO U.S. Government Sector Portfolio	3,421,898	52,210	(78,544)	(26,334)
PIMCO International Portfolio	1,803,318	38,834	(26,140)	12,694
PIMCO Short-Term Floating NAV Portfolio III	51,927,128	215,701	(72,460)	143,241

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

210	PRIVATE ACCOUNT PORTFOLIO SERIES

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	GLM	Goldman Sachs Bank USA	RDR	RBC Dain Rausher, Inc.
BOA	Bank of America N.A.	GRE	RBS Securities, Inc.	RYL	Royal Bank of Scotland Group PLC
BOM	Bank of Montreal	GSC	Goldman Sachs & Co.	SAL	Citigroup Global Markets, Inc.
BOS	Banc of America Securities LLC	GST	Goldman Sachs International	SBI	Citigroup Global Markets Ltd.
BPG	BNP Paribas Securities Corp.	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
BPS	BNP Paribas S.A.	JPM	JPMorgan Chase Bank N.A.	SOG	Societe Generale
BRC	Barclays Bank PLC	JPS	JPMorgan Securities, Inc.	SSB	State Street Bank and Trust Co.
BSN	Bank of Nova Scotia	MBC	HSBC Bank Plc	TDM	TD Securities (USA) LLC
CBK	Citibank N.A.	MSC	Morgan Stanley & Co., Inc.	UAG	UBS AG Stamford
DEU	Deutsche Bank Securities, Inc.	MSX	Morgan Stanley Capital Group, Inc.	UBS	UBS Securities LLC
DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services, Inc.	ULW	UBS Ltd.
FBF	Credit Suisse International	NXN	Natixis New York	WNA	Wachovia Bank N.A.
FOB	Credit Suisse Securities (USA) LLC	RBC	Royal Bank of Canada

Currency Abbreviations:
AUD	Australian Dollar	HKD	Hong Kong Dollar	PEN	Peruvian New Sol
BRL	Brazilian Real	INR	Indian Rupee	PLN	Polish Zloty
CAD	Canadian Dollar	JPY	Japanese Yen	RUB	Russian Ruble
CHF	Swiss Franc	MXN	Mexican Peso	SEK	Swedish Krona
DKK	Danish Krone	MYR	Malaysian Ringgit	SGD	Singapore Dollar
EUR	Euro	NOK	Norwegian Krone	USD	United States Dollar
GBP	British Pound

Exchange Abbreviations:
OTC	Over-the-Counter

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.IG	Credit Derivatives Index - Investment Grade	FRCPXTOB	France Consumer Price ex-Tobacco Index
CDX.EM	Credit Derivatives Index - Emerging Markets	CMBX	Commercial Mortgage-Backed Index	MCDX	Municipal Bond Credit Derivative Index
CDX.HY	Credit Derivatives Index - High Yield	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Municipal Bond or Agency Abbreviations:
AGC	Assured Guaranty Corp.	AMBAC	American Municipal Bond Assurance Corp.	NPFGC	National Public Finance Guarantee Corp.
AGM	Assured Guaranty Municipal	FGIC	Financial Guaranty Insurance Co.

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate
AID	Agency International Development	CLO	Collateralized Loan Obligation	MBS	Mortgage-Backed Security
ALT	Alternate Loan Trust	CMO	Collateralized Mortgage Obligation	NCUA	National Credit Union Administration
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	REIT	Real Estate Investment Trust
BBR	Bank Bill Rate	FDIC	Federal Deposit Insurance Corp.	TIIE	Tasa de Interés Interbancaria de Equilibrio
BBSW	Bank Bill Swap Reference Rate	FSB	Federal Savings Bank	YOY	Year-Over-Year
CDI	Brazil Interbank Deposit Rate

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	211

Approval of Renewal of the Amended and Restated Investment Advisory Contract and Second Amended and Restated Supervision and Administration Agreement

At a meeting held on August 12-13, 2013, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including all of the independent Trustees, approved the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s Private Account Portfolio Series (the “Portfolios”) for an additional one-year term through August 31, 2014. The Board also considered and approved for an additional one-year term through August 31, 2014, the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Portfolios.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO. At each of its quarterly meetings, the Board reviews investment performance and a significant amount of information relating to operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, and other information relating to the nature, extent and quality of services provided by PIMCO to the Trust. In considering whether to approve renewal of the Agreements, the Board also reviewed supplementary information, including data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process  In connection with the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel. The Board also heard oral presentations on matters related to the Agreements and met both as a full Board and as the independent Trustees, without management present at the August 12-13, 2013 meeting. The independent Trustees also met with counsel to the Trust on August 2, 2013 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented.

Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, its Personnel, and Resources  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only the counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2012, including, but not limited to, undertaking significant

212	PRIVATE ACCOUNT PORTFOLIO SERIES

(Unaudited)

technology and outsourcing initiatives, expanding the quality management system for processes/activities, implementing a new relationship management model with key intermediaries, enhancing the Funds’ recordkeeping system to comply with Internal Revenue Service cost basis reporting requirements, transitioning to a proprietary platform for shareholder cash flow reporting, continuing to refine the “Pricing Portal” to streamline and automate certain pricing functions, continuing to migrate shareholder confirmation and statement creation and mailing to Broadridge Investor Connection Solutions, Inc., streamlining processes to enable earlier daily net asset value delivery to major intermediary clients and to enhance transparency in the pricing process, working with PricewaterhouseCoopers LLP to analyze the impact of the Foreign Account Tax Compliance Act, and engaging in extensive preparation and testing of business continuity capabilities to respond quickly in the event of a crisis.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements are likely to benefit the Portfolios and their shareholders.

(b) Other Services  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2013 and other performance data, as available, for the period ended June 30, 2013 (“PIMCO Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including materials provided in advance of the August 12-13, 2013, meeting. The Board considered those Portfolios of the Trust that had outperformed their respective benchmarks on a net-of-fees basis over the three-, five-, seven- and ten-year periods, as applicable.

The Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over the three-, five-, seven- and ten-year periods. The Board considered the reasons for the underperformance of certain Portfolios.

The Board considered the intensive nature of managing bond funds, noting that it requires a number of factors, including, varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

PIMCO reported to the Board that, in proposing fees for any Portfolio, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted

SEMIANNUAL REPORT	SEPTEMBER 30, 2013	213

Approval of Renewal of the Amended and Restated Investment Advisory Contract and Second Amended and Restated Supervision and Administration Agreement (Cont.)

(Unaudited)

that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets). The Board noted the unique structure of the Portfolios, in that only private account clients of PIMCO are eligible to invest in the Portfolios. The Board also noted that the structure of the PAPS Portfolios provides separate account clients with simplified custody and accounting. The Board took notice of the fact that such clients pay separate account fees to PIMCO, and that under those separate account agreements, PIMCO offsets all of the advisory fees and, with respect to many Portfolios, fully or partially offsets the supervisory and administrative fees it receives from the Portfolios against the separate account fees.

The Board considered that Portfolio shareholders generally are separate account clients who have separately negotiated fee arrangements with PIMCO with respect to their separate accounts. The Board noted that the Portfolios were established primarily as a means of giving certain separate account clients exposure to certain market sectors in a more efficient manner than if the separate account were to invest directly in securities from those market sectors. The Trustees noted that the PAPS Short-Term Floating NAV Portfolio and the PAPS Short-Term Floating NAV Portfolio III are used as cash management tools for series of the Trust and other registered investment companies advised by PIMCO. The Board also considered the differences between the services provided to separate account clients and other clients.

Based on the information presented by PIMCO, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, is reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper, Inc. and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board also reviewed information regarding PIMCO’s costs of, and revenues from, its separate account business. With respect to potential economies of scale, the Board found that the Portfolios’ fee levels intrinsically reflect certain economies of scale. The Trustees also considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation of the Portfolios. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO favored the renewal of the Agreements. The Board concluded that the Agreements are fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements was in the best interests of the Portfolios and their shareholders.

214	PRIVATE ACCOUNT PORTFOLIO SERIES

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PAPS4015SAR_093013

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The information required by this Item 6 (except with respect to the PIMCO Total Return Fund) is included as part of the semiannual report to shareholders filed under Item 1 of this Form N-CSR.

Please note that the Registrant has included a summary schedule of portfolio securities of the PIMCO Total Return Fund in its semiannual report to shareholders, a copy of which is included under Item 1, for this reporting period. The PIMCO Total Return Fund’s complete schedule of investments in securities of unaffiliated issuers as of the close of this period as set forth in Section 210.12-12 of Regulation S-X is set forth below:

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

	(a)	The principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“1940 Act”)) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

	(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

	(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

	(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Schedule of Investments PIMCO Total Return Fund

September 30, 2013

(Unaudited)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 99.3%
BANK LOAN OBLIGATIONS 0.7%
AES Corp.
3.750% due 05/27/2018		$17,000	$17,109
AWAS Finance Luxembourg S.A.
3.500% due 07/16/2018		7,000	7,017
Biomet, Inc.
3.179% due 03/25/2015		9,302	9,338
3.679% - 4.001% due 07/25/2017		25,594	25,655
Colfax Corp.
3.250% due 01/11/2019		500	501
CommScope, Inc.
1.000% due 01/14/2018		2,661	2,667
Community Health Systems, Inc.
2.429% due 07/25/2014		3,623	3,629
2.679% due 10/25/2016		23,187	23,245
Crown Castle Operating Co.
3.250% due 01/31/2019		997	990
DaVita, Inc.
2.680% due 11/01/2017		43,313	43,358
2.930% due 10/20/2015		31,721	31,899
Dell, Inc.
3.750% due 09/24/2018		108,600	108,091
4.500% due 03/24/2020		228,000	224,604
5.000% - 6.250% due 11/06/2013		210,150	209,990
Fresenius SE & Co. KGaA
2.248% due 08/07/2019		1,000	1,000
H.J. Heinz Co.
3.500% due 06/05/2020		76,072	76,457
HCA, Inc.
2.679% due 02/02/2016		8,346	8,356
2.679% due 05/02/2016		100,723	100,818
2.929% due 05/01/2018		71,548	71,518
2.998% due 03/31/2017		5,000	4,999
Health Management Associates, Inc.
1.000% due 11/18/2018		20,981	21,005
3.000% due 11/18/2016		55,003	55,037
Hertz Corp.
3.000% due 03/11/2018		17,436	17,379
Hilton Hotels Corp.
3.555% due 11/12/2014 (g)		8,639	8,596
Hologic, Inc.
3.750% due 08/01/2019		10,534	10,586
Huntsman International LLC
2.718% due 04/19/2017		7,000	7,014
Las Vegas Sands LLC
1.680% due 05/23/2014		30,844	30,861
2.680% due 11/23/2015		9,747	9,755
2.680% due 11/23/2016		13,403	13,410
Lombard Street PLC
0.007% - 0.903% due 02/28/2023	EUR	17,410	21,347
0.007% - 0.903% due 02/28/2023		$19,133	17,359
0.007% - 0.903% due 02/28/2023	GBP	23,072	33,869
MGM Resorts International, Inc.
2.929% due 12/20/2017		$3,575	3,578
Penn National Gaming, Inc.
1.930% - 2.020% due 07/14/2016		9,538	9,565
Pinnacle Entertainment, Inc.
3.750% due 08/14/2020		7,980	8,000
RPI Finance Trust
3.500% due 05/09/2018		12,997	13,073
4.000% due 11/09/2018		10,638	10,695
Scientific Games International, Inc.
0.032% - 3.190% due 06/30/2015		9,888	9,880
Sensata Technologies Finance Co. LLC
3.750% due 05/12/2018		8,528	8,584
Spectrum Brands, Inc.
4.500% - 5.500% due 12/17/2019		16,133	16,205
Springleaf Financial Funding Co.
5.500% due 05/10/2017		243,816	244,486
SunGard Data Systems, Inc.
4.000% due 03/08/2020		18,496	18,606
Universal Health Services, Inc.
0.018% - 3.750% due 08/15/2016		9,370	9,393
Valeant Pharmaceuticals International, Inc.
2.430% - 3.500% due 04/20/2016		24,929	25,034
3.750% due 12/11/2019		24,688	24,718

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.500% due 08/05/2020		$50,980	$51,418
Warner Chilcott Co. LLC
5.250% due 08/21/2017		2,698	2,701
Yell Group PLC
3.933% due 07/31/2014 ^		25,003	5,459

Total Bank Loan Obligations (Cost $1,696,292)			1,678,854

CORPORATE BONDS & NOTES 13.9%
BANKING & FINANCE 11.6%
21st Century Insurance Group
5.900% due 12/15/2013		160	161
Abbey National Treasury Services PLC
1.844% due 04/25/2014		225,100	226,869
ACE INA Holdings, Inc.
5.875% due 06/15/2014		3,400	3,523
AIG Life Holdings, Inc.
7.570% due 12/01/2045		18,200	20,384
8.125% due 03/15/2046		90,935	106,167
AIG-FP Matched Funding
7.000% due 05/15/2015	EUR	40,000	57,142
Ally Financial, Inc.
0.000% due 06/15/2015		$9,100	8,622
2.460% due 12/01/2014		50,758	50,743
3.125% due 01/15/2016		75,200	75,496
3.465% due 02/11/2014		513,670	518,185
3.500% due 07/18/2016		36,500	36,956
3.652% due 06/20/2014		301,300	305,835
4.500% due 02/11/2014		480,925	486,509
4.625% due 06/26/2015		386,513	400,056
5.500% due 02/15/2017		105,275	110,922
5.700% due 12/15/2013		312	313
5.900% due 12/15/2013		194	194
6.000% due 11/15/2013		239	239
6.000% due 12/15/2013		111	111
6.050% due 10/15/2019		1,732	1,732
6.100% due 11/15/2013		124	124
6.125% due 10/15/2019		306	306
6.150% due 11/15/2013		25	25
6.150% due 12/15/2013		35	35
6.150% due 10/15/2019		1,736	1,736
6.200% due 11/15/2013		206	207
6.200% due 04/15/2019		2,980	2,980
6.250% due 10/15/2013		111	111
6.250% due 11/15/2013		170	170
6.250% due 12/15/2018		360	360
6.300% due 10/15/2013		210	210
6.300% due 11/15/2013		211	211
6.350% due 04/15/2016		259	259
6.350% due 10/15/2016		60	60
6.350% due 04/15/2019		1,208	1,208
6.400% due 12/15/2018		136	136
6.400% due 11/15/2019		2,414	2,385
6.500% due 11/15/2013		468	469
6.500% due 10/15/2016		798	798
6.500% due 12/15/2018		612	606
6.500% due 05/15/2019		1,397	1,397
6.550% due 10/15/2016		450	451
6.550% due 12/15/2019		105	105
6.600% due 06/15/2019		346	345
6.650% due 04/15/2016		119	119
6.650% due 06/15/2018		67	67
6.650% due 10/15/2018		562	563
6.700% due 05/15/2014		55	55
6.700% due 06/15/2018		2,858	2,859
6.700% due 11/15/2018		154	154
6.700% due 06/15/2019		592	583
6.700% due 12/15/2019		60	60
6.750% due 06/15/2014		95	96
6.750% due 12/01/2014		359,889	379,036
6.750% due 11/15/2016		236	236
6.750% due 05/15/2019		1,759	1,762
6.750% due 06/15/2019		751	753
6.800% due 10/15/2018		501	502
6.850% due 04/15/2016		230	230
6.850% due 05/15/2016		60	60
6.850% due 05/15/2018		201	201
6.900% due 06/15/2017		540	540
6.950% due 06/15/2017		138	138
7.000% due 05/15/2016		269	267
7.000% due 11/15/2016		427	426
7.000% due 12/15/2016		235	235
7.000% due 06/15/2017		743	744
7.000% due 05/15/2018		316	316

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
7.000% due 11/15/2024		$5,348	$5,349
7.050% due 04/15/2018		558	559
7.150% due 06/15/2016		297	297
7.250% due 06/15/2016		375	375
7.350% due 04/15/2018		2,123	2,127
7.375% due 04/15/2018		357	358
7.500% due 12/31/2013		260,872	265,111
7.500% due 05/15/2016		555	555
7.550% due 05/15/2016		10	10
8.000% due 11/15/2017		144	144
8.300% due 02/12/2015		480,088	518,495
American Express Bank FSB
6.000% due 09/13/2017		253,210	293,948
American Express Centurion Bank
6.000% due 09/13/2017		230,900	268,049
American Express Co.
7.250% due 05/20/2014		12,500	13,031
American Express Credit Corp.
0.774% due 07/29/2016		14,700	14,756
1.750% due 06/12/2015		4,000	4,075
5.125% due 08/25/2014		38,500	40,088
5.375% due 10/01/2014	GBP	17,700	29,852
American Honda Finance Corp.
0.486% due 11/03/2014		$4,400	4,409
American International Group, Inc.
2.375% due 08/24/2015		32,600	33,329
3.750% due 11/30/2013		140,100	140,772
4.500% due 12/20/2017 (g)	HKD	500,000	68,523
4.900% due 06/02/2014	CAD	82,586	81,664
5.050% due 10/01/2015		$201,911	217,509
5.450% due 05/18/2017		275,035	308,000
5.600% due 10/18/2016		58,771	65,733
6.250% due 03/15/2087		140,521	138,413
6.765% due 11/15/2017	GBP	189,478	359,292
7.980% due 06/15/2017	MXN	587,485	44,696
8.175% due 05/15/2068		$1,078,536	1,267,819
8.250% due 08/15/2018		645,870	807,122
8.590% due 09/15/2016	MXN	95,834	7,460
ASB Finance Ltd.
1.340% due 10/23/2015	GBP	8,500	13,832
ASIF
3.000% due 02/17/2017	EUR	6,983	9,370
ASIF Jersey Ltd.
14.157% due 04/09/2018		7,126,000	6,896
Australia & New Zealand Banking Group Ltd.
1.609% due 10/31/2014	GBP	3,100	5,076
2.125% due 01/10/2014		$116,700	117,210
Banco do Brasil S.A.
2.963% due 07/02/2014		4,700	4,740
4.500% due 01/22/2015		25,200	26,208
4.500% due 01/20/2016	EUR	50,000	70,536
Banco do Nordeste do Brasil S.A.
3.625% due 11/09/2015		$5,000	5,100
Banco Santander Brasil S.A.
2.352% due 03/18/2014		490,900	490,409
4.250% due 01/14/2016		244,000	250,710
4.500% due 04/06/2015		44,200	45,416
4.625% due 02/13/2017		137,500	142,313
Banco Santander Chile
1.866% due 01/19/2016		175,300	176,615
Bank of America Corp.
0.594% due 08/15/2016		2,000	1,938
1.819% due 07/11/2014		13,200	13,334
6.000% due 09/01/2017		200	227
7.375% due 05/15/2014		137,775	143,426
7.800% due 09/15/2016		2,000	2,324
Bank of America N.A.
0.534% due 06/15/2016		74,260	72,697
Bank of China Hong Kong Ltd.
5.550% due 02/11/2020		122,900	133,806
Bank of India
4.750% due 09/30/2015		10,550	10,854
Bank of Montreal
1.300% due 10/31/2014		60,000	60,643
1.950% due 01/30/2018		30,700	31,518
Bank of Nova Scotia
1.650% due 10/29/2015		117,600	120,129
1.950% due 01/30/2017		79,300	81,465
Bank of Scotland PLC
5.250% due 02/21/2017		675	759
Bank One Corp.
4.900% due 04/30/2015		10,000	10,594
Bankia S.A.
5.000% due 10/30/2014	EUR	4,300	5,998
Barclays Bank PLC
2.375% due 01/13/2014		$7,000	7,038

See Accompanying Notes	1

Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.200% due 07/10/2014		$10,600	$10,973
10.179% due 06/12/2021		307,237	399,622
14.000% due 06/15/2019 (f)	GBP	335,934	731,405
BBVA Bancomer S.A.
4.500% due 03/10/2016		$101,800	106,890
6.500% due 03/10/2021		169,700	177,336
BBVA U.S. Senior S.A.U.
2.388% due 05/16/2014		10,000	10,084
Bear Stearns Cos. LLC
0.653% due 11/21/2016		900	892
6.400% due 10/02/2017		203,825	238,030
BFC Finance Corp.
7.375% due 12/01/2017		624	671
BNY Mellon N.A.
4.750% due 12/15/2014		50	53
BPCE S.A.
2.015% due 02/07/2014		75,600	76,053
2.375% due 10/04/2013		59,900	59,918
Canadian Imperial Bank of Commerce
1.500% due 12/12/2014		30,000	30,421
Capital One Financial Corp.
6.250% due 11/15/2013		193	194
7.375% due 05/23/2014		13,582	14,163
CIT Group, Inc.
4.750% due 02/15/2015		297,443	308,597
5.250% due 04/01/2014		355,275	361,936
Citicorp Lease Pass-Through Trust
8.040% due 12/15/2019		17,950	21,633
CitiFinancial, Inc.
6.625% due 06/01/2015		10,000	10,752
Citigroup, Inc.
0.383% due 03/07/2014		21,000	20,988
0.546% due 11/05/2014		30,337	30,302
1.226% due 07/25/2016		28,100	28,369
1.516% due 11/08/2013		100	100
1.718% due 01/13/2014		413,500	414,969
4.587% due 12/15/2015		40,000	42,810
5.000% due 09/15/2014		106,010	110,036
6.000% due 12/13/2013		9,508	9,612
6.010% due 01/15/2015		19,920	21,198
6.375% due 08/12/2014		8,527	8,941
Commonwealth Bank of Australia
1.215% due 09/04/2015	GBP	5,000	8,159
3.875% due 12/14/2015		4,300	7,349
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
1.016% due 06/06/2014		8,700	14,120
5.125% due 10/27/2014		10,000	16,906
Corp. Andina de Fomento
8.125% due 06/04/2019		$1,740	2,135
Countrywide Financial Corp.
6.250% due 05/15/2016		44,755	49,530
Credit Agricole Home Loan SFH
1.016% due 07/21/2014		12,600	12,663
Credit Suisse
2.200% due 01/14/2014		141,400	142,142
Deutsche Bank AG
0.764% due 02/26/2014	GBP	24,400	39,529
Dexia Credit Local S.A.
0.744% due 04/29/2014		$890,340	891,221
2.750% due 01/10/2014		258,970	260,504
2.750% due 04/29/2014		287,000	290,748
Eksportfinans ASA
0.471% due 10/07/2013		17,750	17,746
0.758% due 03/09/2015		5,000	4,829
0.890% due 06/16/2015	JPY	2,400,000	23,340
1.600% due 03/20/2014		319,000	3,213
2.000% due 09/15/2015		$28,365	27,798
2.375% due 05/25/2016		52,300	50,862
2.875% due 11/16/2016	CHF	1,100	1,217
3.000% due 11/17/2014		$43,214	43,322
5.500% due 05/25/2016		15,990	16,770
5.500% due 06/26/2017		53,703	56,053
Export-Import Bank of Korea
2.050% due 03/21/2015		184,600	184,895
4.125% due 09/09/2015		27,200	28,830
5.125% due 06/29/2020		91,061	100,373
5.875% due 01/14/2015		32,260	34,218
8.125% due 01/21/2014		44,300	45,308
FNBC Pass-Through Trust
8.080% due 01/05/2018		141	155
Ford Motor Credit Co. LLC
1.362% due 08/28/2014		34,600	34,780
2.750% due 05/15/2015		23,600	24,151
3.875% due 01/15/2015		113,900	117,848
3.984% due 06/15/2016		4,900	5,182
4.207% due 04/15/2016		14,050	14,901

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.625% due 09/15/2015		$15,400	$16,676
6.625% due 08/15/2017		100	115
7.000% due 10/01/2013		112,204	112,204
7.000% due 04/15/2015		136,091	148,008
8.000% due 06/01/2014		283,563	296,679
8.000% due 12/15/2016		202,619	240,093
8.700% due 10/01/2014		164,945	177,514
12.000% due 05/15/2015		123,450	145,150
GE Capital UK Funding
1.063% due 05/09/2016	GBP	14,900	24,038
5.125% due 03/03/2015		13,300	22,745
General Electric Capital Corp.
0.382% due 06/20/2014		$23,000	23,018
0.402% due 12/28/2018		4,600	4,428
5.250% due 12/10/2013	GBP	8,390	13,701
6.375% due 11/15/2067		$41,370	44,318
General Motors Financial Co., Inc.
2.750% due 05/15/2016		5,300	5,297
Glen Meadow Pass-Through Trust
6.505% due 02/12/2067		22,700	21,111
GMAC International Finance BV
7.500% due 04/21/2015	EUR	93,020	135,175
Goldman Sachs Group, Inc.
1.265% due 02/07/2014		$137,255	137,657
3.300% due 05/03/2015		11,600	12,000
4.750% due 01/28/2014	EUR	1,800	2,469
6.000% due 05/01/2014		$3,390	3,496
GSPA Monetization Trust
6.422% due 10/09/2029		21,891	21,361
HBOS PLC
0.896% due 03/29/2016	EUR	14,953	19,591
0.959% due 09/06/2017		$1,100	1,050
1.025% due 09/01/2016	EUR	1,231	1,603
5.375% due 11/01/2013 (f)		$400	379
6.750% due 05/21/2018		273,366	305,189
HCP, Inc.
2.700% due 02/01/2014		14,000	14,089
5.650% due 12/15/2013		2,530	2,555
Health Care REIT, Inc.
5.875% due 05/15/2015		5,000	5,373
Healthcare Realty Trust, Inc.
5.750% due 01/15/2021		200	217
HSBC Bank PLC
2.000% due 01/19/2014		148,800	149,594
HSBC Finance Corp.
0.690% due 06/01/2016		100	100
HSBC Finance Corp. CPI Linked Bond
4.080% due 01/10/2014		264	264
4.160% due 11/10/2013		229	229
4.210% due 10/10/2013		100	100
4.340% due 11/10/2013		550	551
HSBC USA, Inc.
2.375% due 02/13/2015		75,300	77,020
ILFC E-Capital Trust
5.350% due 12/21/2065		45,708	39,537
6.250% due 12/21/2065		46,420	42,474
Industrial Bank of Korea
1.375% due 10/05/2015		40,000	40,135
ING Bank NV
1.658% due 06/09/2014		199,800	201,495
2.000% due 10/18/2013		91,600	91,655
International Lease Finance Corp.
4.875% due 04/01/2015		107,200	111,281
5.650% due 06/01/2014		97,050	99,598
5.750% due 05/15/2016		450	479
6.500% due 09/01/2014		352,452	367,431
6.625% due 11/15/2013		171,234	172,197
6.750% due 09/01/2016		168,710	186,003
8.625% due 09/15/2015		132,978	147,273
Intesa Sanpaolo SpA
2.662% due 02/24/2014		366,800	368,858
3.625% due 08/12/2015		6,000	6,093
IPIC GMTN Ltd.
3.125% due 11/15/2015		7,000	7,271
3.750% due 03/01/2017		10,000	10,625
4.875% due 05/14/2016	EUR	1,400	2,055
JPMorgan Chase & Co.
3.150% due 07/05/2016		$25,291	26,560
3.400% due 06/24/2015		16,700	17,408
3.450% due 03/01/2016		700	738
4.650% due 06/01/2014		9,800	10,070
4.750% due 03/01/2015		14,000	14,755
JPMorgan Chase Bank N.A.
0.584% due 06/13/2016		73,765	72,976
0.889% due 05/31/2017	EUR	5,100	6,803
5.375% due 09/28/2016	GBP	7,900	14,028

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
6.000% due 10/01/2017		$319,000	$365,378
Korea Development Bank
3.250% due 03/09/2016		9,800	10,231
4.000% due 09/09/2016		20,000	21,385
4.375% due 08/10/2015		8,000	8,484
8.000% due 01/23/2014		41,900	42,849
Korea Finance Corp.
2.250% due 08/07/2017		50,000	50,079
3.250% due 09/20/2016		21,600	22,607
LBG Capital PLC
3.325% due 03/12/2020	EUR	150	180
7.375% due 03/12/2020		3,415	4,839
7.588% due 05/12/2020	GBP	85,030	144,538
7.625% due 12/09/2019		19,420	32,787
7.625% due 10/14/2020	EUR	16,205	23,567
7.867% due 12/17/2019	GBP	25,967	44,382
7.869% due 08/25/2020		81,692	140,449
8.000% due 06/15/2020 (f)		$33,800	35,450
8.500% due 12/17/2021 (f)		55,300	58,095
8.875% due 02/07/2020	EUR	6,000	8,966
9.125% due 07/15/2020	GBP	12,033	21,175
9.334% due 02/07/2020		42,028	75,129
9.875% due 02/10/2023		4,700	8,408
11.040% due 03/19/2020		22,553	42,521
15.000% due 12/21/2019		14,600	34,213
15.000% due 12/21/2019	EUR	11,700	23,276
Leveraged Finance Europe Capital BV
0.793% due 11/15/2017		3,687	4,984
Lloyds TSB Bank PLC
12.000% due 12/16/2024 (f)		$1,193,400	1,602,139
Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015		15,107	16,457
Merrill Lynch & Co., Inc.
0.486% due 01/31/2014	EUR	62,600	84,709
0.728% due 01/15/2015		$41,026	40,935
0.816% due 05/02/2017		1,100	1,064
4.875% due 05/30/2014	EUR	4,400	6,117
6.050% due 05/16/2016		$400	441
6.400% due 08/28/2017		316,429	364,256
6.500% due 07/15/2018		14,950	17,475
6.875% due 04/25/2018		763,895	901,328
8.680% due 05/02/2017		395	443
Metropolitan Life Global Funding
1.019% due 01/10/2014		300	301
5.250% due 01/09/2014	GBP	650	1,065
Morgan Stanley
0.570% due 01/09/2014		$61,850	61,838
0.748% due 10/15/2015		500	496
1.865% due 01/24/2014		394,900	396,395
4.100% due 01/26/2015		145,000	150,278
5.375% due 11/14/2013	GBP	31,600	51,386
5.375% due 10/15/2015		$26,600	28,620
6.000% due 05/13/2014		1,480	1,525
6.000% due 04/28/2015		9,200	9,875
Murray Street Investment Trust
4.647% due 03/09/2017		55,300	59,033
National Australia Bank Ltd.
1.214% due 07/25/2014		90,000	90,710
National Bank of Canada
1.500% due 06/26/2015		12,600	12,778
2.200% due 10/19/2016		267,100	277,012
Nationwide Building Society
4.650% due 02/25/2015		63,700	66,554
Nordea Bank AB
0.963% due 02/15/2016	GBP	10,500	17,038
2.125% due 01/14/2014		$70,900	71,257
2.250% due 03/20/2015		13,900	14,198
3.875% due 12/15/2015	GBP	3,200	5,474
Nordea Eiendomskreditt A/S
0.691% due 04/07/2015		$2,000	2,004
Northern Rock Asset Management PLC
5.625% due 06/22/2017		22,700	25,924
Nykredit Realkredit A/S
2.000% due 04/01/2014	DKK	1,400,000	256,424
OMX Timber Finance Investments LLC
5.420% due 01/29/2020		$91,600	98,882
Petrobras Global Finance BV
2.408% due 01/15/2019		41,100	40,422
3.000% due 01/15/2019		74,400	70,170
QBE Capital Funding Ltd.
7.250% due 05/24/2041		350	369
QNB Finance Ltd.
3.125% due 11/16/2015		7,800	8,112
3.375% due 02/22/2017		20,000	20,850
Rabobank Group
11.000% due 06/30/2019 (f)		227,900	298,193

2	See Accompanying Notes

September 30, 2013

(Unaudited)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
RCI Banque S.A.
2.139% due 04/11/2014		$7,800	$7,822
Regions Financial Corp.
5.750% due 06/15/2015		200	214
7.750% due 11/10/2014		17,042	18,307
Royal Bank of Scotland Group PLC
2.550% due 09/18/2015		225	230
5.000% due 11/12/2013		30,024	30,152
7.648% due 09/30/2031 (f)		15,090	15,618
Santander Holdings USA, Inc.
3.000% due 09/24/2015		225	232
Santander Issuances S.A.U.
5.911% due 06/20/2016		11,040	11,689
7.300% due 07/27/2019	GBP	3,800	6,352
Santander U.S. Debt S.A.U.
2.991% due 10/07/2013		$80,300	80,313
3.724% due 01/20/2015		19,100	19,378
Sberbank of Russia Via SB Capital S.A.
4.950% due 02/07/2017		18,200	19,247
Shinhan Bank
4.125% due 10/04/2016		25,000	26,671
Skandinaviska Enskilda Banken AB
6.625% due 07/09/2014	GBP	18,400	31,097
SL Green Realty Corp.
4.500% due 12/01/2022		$100	96
SLM Corp.
0.566% due 01/27/2014		112,918	112,370
3.875% due 09/10/2015		19,600	20,090
4.800% due 02/13/2014 (g)	HKD	74,000	9,608
5.000% due 10/01/2013		$129,311	129,311
5.000% due 04/15/2015		94,458	98,472
5.050% due 11/14/2014		88,251	91,340
5.140% due 06/15/2016		80,000	83,697
5.375% due 05/15/2014		91,962	94,031
6.250% due 01/25/2016		150,475	160,820
8.450% due 06/15/2018		158,385	179,371
8.780% due 09/15/2016	MXN	150,000	11,447
SLM Corp. CPI Linked Bond
3.638% due 01/31/2014		$13,400	13,487
3.668% due 01/01/2014		7,701	7,654
3.818% due 11/01/2013		36,546	36,556
3.879% due 11/21/2013		3,670	3,670
Sparebank Boligkreditt A/S
1.250% due 10/25/2014		32,000	32,020
Springleaf Finance Corp.
4.125% due 11/29/2013	EUR	87,400	118,249
5.400% due 12/01/2015		$47,559	49,461
6.000% due 10/15/2014		1,054	1,058
6.000% due 11/15/2014		920	920
6.000% due 12/15/2014		419	419
SSIF Nevada LP
0.968% due 04/14/2014		27,500	27,606
Standard Chartered PLC
5.500% due 11/18/2014		225	237
State Bank of India
4.500% due 10/23/2014		600	615
4.500% due 07/27/2015		194,900	200,562
Stone Street Trust
5.902% due 12/15/2015		5,500	5,955
Sumitomo Mitsui Banking Corp.
1.068% due 03/18/2016	GBP	4,600	7,434
1.950% due 01/14/2014		$51,300	51,520
Swedbank AB
1.161% due 11/06/2015	GBP	20,400	33,136
Temasek Financial Ltd.
4.300% due 10/25/2019		$153,300	168,267
Toll Road Investors Partnership LP
0.000% due 02/15/2045		660	119
Turkiye Garanti Bankasi A/S
2.766% due 04/20/2016		87,000	84,173
UBS AG
1.264% due 01/28/2014		28,781	28,877
Union Bank N.A.
1.209% due 06/06/2014		17,000	17,100
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017		71,850	76,233
Wachovia Bank N.A.
0.646% due 11/03/2014		123,312	123,609
6.000% due 11/15/2017		600	692
Wachovia Capital Trust
5.570% due 10/31/2013 (f)		121,615	110,670
Wachovia Corp.
4.875% due 02/15/2014		21,280	21,631
5.250% due 08/01/2014		2,900	3,012
Waha Aerospace BV
3.925% due 07/28/2020		140	147

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Westpac Banking Corp.
1.165% due 06/03/2014	GBP	8,400	$13,658
XL Group PLC
5.250% due 09/15/2014		$5,500	5,732
Zurich Insurance Co. Ltd. Via Cloverie PLC
12.000% due 07/15/2014 (f)	EUR	42,300	62,090

			28,899,719

INDUSTRIALS 1.3%
ABB Finance USA, Inc.
1.625% due 05/08/2017		$10	10
AbbVie, Inc.
1.027% due 11/06/2015		200	202
Altria Group, Inc.
8.500% due 11/10/2013		24,805	25,008
America West Airlines Pass-Through Trust
6.870% due 07/02/2018		852	895
Amgen, Inc.
1.875% due 11/15/2014		56,000	56,796
Anheuser-Busch InBev Worldwide, Inc.
0.814% due 01/27/2014		65,200	65,328
AutoZone, Inc.
5.500% due 11/15/2015		10,050	10,967
6.500% due 01/15/2014		40,000	40,646
Aviation Capital Group Corp.
3.875% due 09/27/2016		50,000	50,688
Beam, Inc.
5.375% due 01/15/2016		6,093	6,644
Berry Petroleum Co.
10.250% due 06/01/2014		310	329
Boston Scientific Corp.
6.400% due 06/15/2016		2,000	2,247
Braskem Finance Ltd.
7.250% due 06/05/2018		9,500	10,593
Cardinal Health, Inc.
6.000% due 06/15/2017		30,000	33,960
Cellco Partnership
5.550% due 02/01/2014		1,262	1,282
Centex Corp.
5.250% due 06/15/2015		4,500	4,748
Cie Generale de Geophysique - Veritas
7.750% due 05/15/2017		2,000	2,063
CITIC Resources Finance Ltd.
6.750% due 05/15/2014		17,900	18,335
CityCenter Holdings LLC
7.625% due 01/15/2016		19,900	20,945
Continental Airlines Pass-Through Trust
6.820% due 11/01/2019		4,814	5,114
7.707% due 10/02/2022		2,407	2,701
9.000% due 01/08/2018		11,039	12,612
Corp. GEO S.A.B. de C.V.
9.250% due 06/30/2020 ^		2,900	435
Corp. Nacional del Cobre de Chile
7.500% due 01/15/2019		800	970
Coventry Health Care, Inc.
6.125% due 01/15/2015		7,500	7,994
CRH America, Inc.
8.125% due 07/15/2018		10,000	12,188
CSN Islands Corp.
6.875% due 09/21/2019 (i)		22,600	23,504
CSN Resources S.A.
6.500% due 07/21/2020		18,200	18,246
CVS Pass-Through Trust
6.036% due 12/10/2028		25	27
7.507% due 01/10/2032		277	335
D.R. Horton, Inc.
5.250% due 02/15/2015		10,000	10,350
5.625% due 09/15/2014		3,000	3,105
6.125% due 01/15/2014		5,000	5,081
Daimler Finance North America LLC
0.858% due 03/28/2014		13,300	13,336
0.945% due 08/01/2016		14,700	14,743
6.500% due 11/15/2013		37,700	37,958
Delta Air Lines Pass-Through Trust
6.200% due 01/02/2020		228	249
7.750% due 06/17/2021		3,581	4,159
Deluxe Corp.
5.125% due 10/01/2014		6,200	6,386
Desarrolladora Homex S.A.B. de C.V.
7.500% due 09/28/2015 ^		5,537	1,384
DISH DBS Corp.
6.625% due 10/01/2014		67,292	70,825
7.000% due 10/01/2013		26,250	26,250
7.125% due 02/01/2016		6,030	6,641

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
7.750% due 05/31/2015	$66,905	$73,261
Domtar Corp.
9.500% due 08/01/2016	30,670	36,180
Ensco PLC
4.700% due 03/15/2021	200	213
Foster’s Finance Corp.
4.875% due 10/01/2014	6,300	6,555
Fresenius U.S. Finance, Inc.
9.000% due 07/15/2015	1,600	1,784
General Motors Co.
1.000% due 07/05/2033	20,000	0
Georgia-Pacific LLC
7.700% due 06/15/2015	1,150	1,275
Gerdau Holdings, Inc.
7.000% due 01/20/2020	111,000	118,770
Gerdau Trade, Inc.
5.750% due 01/30/2021	39,800	39,203
Hanson Ltd.
6.125% due 08/15/2016	73,000	79,570
HCA, Inc.
5.750% due 03/15/2014	20,290	20,721
6.375% due 01/15/2015	61,189	64,707
6.500% due 02/15/2016	2,000	2,173
7.190% due 11/15/2015	17,000	18,658
7.250% due 09/15/2020	7,603	8,287
7.875% due 02/15/2020	70,414	76,091
8.500% due 04/15/2019	150,816	162,504
9.000% due 12/15/2014	11,552	12,534
Heathrow Funding Ltd.
2.500% due 06/25/2017	22,000	22,350
Hidden Ridge Facility Trustee
5.750% due 01/01/2021	8,826	9,351
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015	8,000	8,532
Indian Oil Corp. Ltd.
4.750% due 01/22/2015	5,000	5,135
Jones Group, Inc.
5.125% due 11/15/2014	44,170	45,716
KB Home
5.750% due 02/01/2014	10,000	10,075
6.250% due 06/15/2015	17,355	18,461
Kinder Morgan Energy Partners LP
5.000% due 12/15/2013	210	212
9.000% due 02/01/2019	300	384
Kinder Morgan, Inc.
5.150% due 03/01/2015	1,900	1,992
L Brands Inc
5.250% due 11/01/2014	4,496	4,687
Lennar Corp.
5.500% due 09/01/2014	29,500	30,606
5.600% due 05/31/2015	44,986	47,685
Lockheed Martin Corp.
7.650% due 05/01/2016	4,600	5,384
Macy’s Retail Holdings, Inc.
7.875% due 07/15/2015	24,252	27,115
Marks & Spencer PLC
6.250% due 12/01/2017	2,200	2,473
Masco Corp.
4.800% due 06/15/2015	9,000	9,450
Maytag Corp.
5.000% due 05/15/2015	10,000	10,534
MDC Holdings, Inc.
5.375% due 12/15/2014	12,000	12,601
Meccanica Holdings USA, Inc.
6.250% due 01/15/2040	100	84
MGM Resorts International
5.875% due 02/27/2014	23,282	23,835
6.625% due 07/15/2015	19,000	20,568
7.500% due 06/01/2016	8,300	9,317
Midcontinent Express Pipeline LLC
5.450% due 09/15/2014	4,800	4,921
New York Times Co.
5.000% due 03/15/2015	26,930	28,108
Noble Group Ltd.
4.875% due 08/05/2015	4,300	4,488
Nordstrom, Inc.
6.750% due 06/01/2014	2,400	2,497
Northwest Airlines Pass-Through Trust
1.014% due 11/20/2015	1,081	1,067
7.041% due 10/01/2023	10,496	11,861
7.150% due 04/01/2021	1,316	1,412
PACCAR, Inc.
6.875% due 02/15/2014	3,600	3,683
Pactiv LLC
8.125% due 06/15/2017	9,800	10,290

See Accompanying Notes	3

Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Pearson Dollar Finance PLC
5.700% due 06/01/2014		$5,000	$5,149
6.250% due 05/06/2018		28,000	32,226
Pemex Project Funding Master Trust
7.500% due 12/18/2013	GBP	2,260	3,710
Petrobras International Finance Co.
3.875% due 01/27/2016		$190,000	197,024
5.750% due 01/20/2020		58,800	61,408
5.875% due 03/01/2018		27,100	29,175
7.875% due 03/15/2019		98,830	114,280
Pioneer Natural Resources Co.
5.875% due 07/15/2016		22,835	25,454
President and Fellows of Harvard College
6.500% due 01/15/2039		1,000	1,319
PulteGroup, Inc.
5.200% due 02/15/2015		9,200	9,614
Quest Diagnostics, Inc.
5.450% due 11/01/2015		1,900	2,061
Rio Tinto Alcan, Inc.
5.000% due 06/01/2015		7,836	8,325
Rohm & Haas Co.
6.000% due 09/15/2017		143,299	164,612
RPM International, Inc.
6.500% due 02/15/2018		26,800	30,365
Ryland Group, Inc.
5.375% due 01/15/2015		21,900	22,886
Sanofi
0.558% due 03/28/2014		36,400	36,475
SCA Finans AB
4.500% due 07/15/2015		5,250	5,533
Spectra Energy Capital LLC
5.500% due 03/01/2014		23,850	24,298
Tate & Lyle International Finance PLC
5.000% due 11/15/2014		12,000	12,518
Telefonica Emisiones S.A.U.
6.421% due 06/20/2016		5,196	5,723
Teva Pharmaceutical Finance Co. BV
1.166% due 11/08/2013		217,000	217,131
Toll Brothers Finance Corp.
5.150% due 05/15/2015		10,000	10,575
Transocean, Inc.
4.950% due 11/15/2015		224,000	240,448
UAL Equipment Trust AB
10.850% due 02/19/2015 ^		1,433	727
UAL Pass-Through Trust
9.200% due 03/29/2049 ^		1,191	667
10.020% due 03/22/2014 ^		4,564	2,539
10.125% due 03/22/2015 ^		6,363	3,834
10.400% due 05/01/2018		29,939	33,550
United Airlines, Inc.
6.750% due 09/15/2015		35,200	36,432
Universal Corp.
6.250% due 12/01/2014		33,000	34,602
Urbi Desarrollos Urbanos S.A.B. de C.V.
9.500% due 01/21/2020 ^		9,700	1,746
Videotron Ltd
9.125% due 04/15/2018		867	914
Vivendi S.A.
2.400% due 04/10/2015		64,000	65,373
Volkswagen International Finance NV
0.864% due 11/20/2014		49,100	49,342
1.000% due 03/21/2014		20,200	20,279
Waste Management, Inc.
5.000% due 03/15/2014		7,650	7,803
Whirlpool Corp.
6.500% due 06/15/2016		4,200	4,725
WPP Finance UK
5.875% due 06/15/2014		2,400	2,480
Xstrata Finance Canada Ltd.
5.800% due 11/15/2016		1,265	1,383

			3,280,344

UTILITIES 1.0%
AES Corp.
8.000% due 10/15/2017		332	383
AK Transneft OJSC Via TransCapitalInvest Ltd.
5.670% due 03/05/2014		16,900	17,281
8.700% due 08/07/2018		84,650	102,638
Ameren Corp.
8.875% due 05/15/2014		25,500	26,728
Appalachian Power Co.
4.950% due 02/01/2015		25	26
Arizona Public Service Co.
5.800% due 06/30/2014		125	130

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
AT&T, Inc.
0.650% due 02/12/2016		$3,100	$3,096
5.100% due 09/15/2014		1,510	1,575
BellSouth Corp.
5.200% due 09/15/2014		27,800	29,026
6.550% due 06/15/2034		12,000	12,927
British Telecommunications PLC
2.000% due 06/22/2015		21,000	21,395
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		35,900	38,234
7.750% due 11/30/2015		1,300	1,435
Constellation Energy Group, Inc.
4.550% due 06/15/2015		3,000	3,172
Dominion Resources, Inc.
5.200% due 01/15/2016		15,300	16,587
Duke Energy Carolinas LLC
5.750% due 11/15/2013		300	302
Electricite de France S.A.
5.500% due 01/26/2014		151,600	153,974
Entergy Corp.
3.625% due 09/15/2015		200	207
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015		94,700	100,571
6.212% due 11/22/2016		41,000	45,002
8.125% due 07/31/2014		5,000	5,299
8.146% due 04/11/2018		138,850	161,594
Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014		78,600	81,940
10.500% due 03/25/2014		55,100	57,786
Intergas Finance BV
6.375% due 05/14/2017		990	1,072
Kinder Morgan Finance Co. LLC
5.700% due 01/05/2016		710	768
Korea East-West Power Co. Ltd.
2.500% due 07/16/2017		10,000	10,030
Korea Electric Power Corp.
3.000% due 10/05/2015		5,200	5,375
Korea Hydro & Nuclear Power Co. Ltd.
3.125% due 09/16/2015		2,500	2,588
6.250% due 06/17/2014		5,700	5,918
Majapahit Holding BV
7.250% due 06/28/2017		900	992
8.000% due 08/07/2019		4,600	5,129
Midwest Generation LLC
8.560% due 01/02/2016 ^		85	84
Monongahela Power Co., Inc.
7.950% due 12/15/2013		13,000	13,182
NextEra Energy Capital Holdings, Inc.
7.875% due 12/15/2015		8,000	9,155
Novatek OAO via Novatek Finance Ltd.
5.326% due 02/03/2016		49,300	52,435
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021		65,583	67,058
Orange S.A.
4.375% due 07/08/2014		6,400	6,572
Peco Energy Co.
5.600% due 10/15/2013		8,500	8,514
Plains All American Pipeline LP
5.625% due 12/15/2013		10,000	10,100
Public Service Electric & Gas Co.
5.000% due 08/15/2014		4,000	4,157
6.330% due 11/01/2013		25	25
Qtel International Finance Ltd.
3.375% due 10/14/2016		16,100	16,784
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020		5,770	6,145
5.500% due 09/30/2014		2,000	2,090
5.832% due 09/30/2016		7,083	7,525
6.750% due 09/30/2019		11,400	13,366
Rosneft Finance S.A.
6.625% due 03/20/2017		10,240	11,290
7.250% due 02/02/2020		3,800	4,308
7.500% due 07/18/2016		65,120	73,016
7.875% due 03/13/2018		9,300	10,765
TECO Finance, Inc.
4.000% due 03/15/2016		300	319
Tokyo Electric Power Co., Inc.
1.415% due 12/24/2013	JPY	270,000	2,742
1.500% due 05/30/2014		293,000	2,966
1.850% due 07/28/2014		223,000	2,261
4.100% due 05/29/2015		184,000	1,931
4.500% due 03/24/2014	EUR	123,850	168,288
4.750% due 02/28/2014	JPY	100,000	1,028
5.050% due 11/28/2014		50,000	524
Verizon Communications, Inc.
1.782% due 09/15/2016		$63,400	65,329

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.002% due 09/14/2018	$103,300	$108,749
2.500% due 09/15/2016	10,000	10,317
3.650% due 09/14/2018	267,400	282,139
4.500% due 09/15/2020	282,700	301,135
5.150% due 09/15/2023	45,700	49,097
6.400% due 09/15/2033	235,100	261,815
6.550% due 09/15/2043	5,900	6,683

		2,495,074

Total Corporate Bonds & Notes (Cost $32,073,573)		34,675,137

MUNICIPAL BONDS & NOTES 4.0%
ALABAMA 0.1%
Alabama Public School & College Authority Revenue Bonds, Series 2010
5.150% due 09/01/2027	100,000	107,756

ARIZONA 0.0%
University of Arizona Revenue Bonds, (BABs), Series 2010
6.423% due 08/01/2035	10,000	11,256

CALIFORNIA 1.7%
Alameda Corridor Transportation Authority, California Revenue Bonds, (NPFGC Insured), Series 1999
6.600% due 10/01/2029	120	127
Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	61,700	70,011
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2009
6.263% due 04/01/2049	91,135	110,124
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	108,600	133,214
6.918% due 04/01/2040	60,000	72,616
7.043% due 04/01/2050	144,520	177,086
Bay Area Toll Authority, California Revenue Bonds, Series 2008
0.984% due 04/01/2045	25,000	25,143
Burbank, California Electric Revenue Bonds, (BABs), Series 2010
6.323% due 06/01/2040	25,000	26,861
California County Tobacco Securitization Agency Revenue Bonds, Series 2002
5.750% due 06/01/2029	2,495	2,407
6.000% due 06/01/2035	10,000	9,534
6.125% due 06/01/2038	2,000	1,785
6.125% due 06/01/2043	2,000	1,935
California Health Facilities Financing Authority Revenue Bonds, Series 2012
5.000% due 08/15/2051	46,645	45,787
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	200	215
California Infrastructure & Economic Development Bank Revenue Notes, Series 2008
4.000% due 10/01/2014	85	88
4.000% due 10/01/2017	100	110
California State Department of Water Resources Revenue Notes, Series 2012
1.291% due 12/01/2017	17,000	16,987
1.671% due 12/01/2018	20,000	19,883
1.871% due 12/01/2019	5,000	4,886
2.237% due 12/01/2020	22,355	21,799
2.437% due 12/01/2021	13,155	12,696
California State General Obligation Bonds, (BABs), Series 2009
7.300% due 10/01/2039	100,200	126,199
7.350% due 11/01/2039	137,640	174,160
7.500% due 04/01/2034	78,782	100,058
7.550% due 04/01/2039	151,002	196,680
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	332,640	438,439
7.625% due 03/01/2040	12,000	15,702
7.700% due 11/01/2030	18,250	21,334
7.950% due 03/01/2036	75,900	87,957
California State General Obligation Bonds, Series 1996
5.250% due 06/01/2015	20	20
California State General Obligation Bonds, Series 2007
5.000% due 11/01/2032	400	412
California State General Obligation Bonds, Series 2012
5.000% due 09/01/2027	200	215
California State General Obligation Notes, Series 2009
5.450% due 04/01/2015	150	161
5.950% due 04/01/2016	3,200	3,585
6.200% due 10/01/2019	4,050	4,768

4	See Accompanying Notes

September 30, 2013

(Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
California State Public Works Board Revenue Bonds, (AMBAC Insured), Series 1996
5.625% due 03/01/2016	$110	$110
California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.004% due 03/01/2035	63,220	69,910
California State Public Works Board Revenue Bonds, Series 2012
5.000% due 11/01/2026	7,000	7,640
California State University Revenue Bonds, (BABs), Series 2010
6.434% due 11/01/2030	15,700	16,918
California State University Revenue Bonds, Series 2012
5.000% due 11/01/2024	4,180	4,804
5.000% due 11/01/2037	6,000	6,253
California Statewide Communities Development Authority Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 08/15/2038	10,000	10,052
California Statewide Financing Authority Revenue Bonds, Series 2002
6.000% due 05/01/2037	20,000	19,346
Calleguas-Las Virgenes Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
5.944% due 07/01/2040	6,710	7,237
Golden State, California Tobacco Securitization Corp. Revenue Bonds, (FGIC Insured), Series 2005
5.000% due 06/01/2035	20,200	20,014
5.000% due 06/01/2038	45,000	44,494
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.125% due 06/01/2047	27,000	18,846
5.750% due 06/01/2047	67,100	51,564
Irvine Ranch Water District, California Special Assessment Bonds, (BABs), Series 2010
6.622% due 05/01/2040	17,200	20,477
Irvine Unified School District, California Special Tax Notes, Series 2011
4.381% due 09/01/2015	400	408
4.931% due 09/01/2016	500	514
5.395% due 09/01/2017	1,000	1,037
5.845% due 09/01/2018	750	782
6.328% due 09/01/2019	500	522
6.578% due 09/01/2020	1,000	1,044
Long Beach Unified School District, California General Obligation Bonds, Series 2011
5.914% due 08/01/2025	11,900	13,864
Los Angeles Community College District, California General Obligation Bonds, (BABs), Series 2010
6.600% due 08/01/2042	37,075	44,557
6.750% due 08/01/2049	92,300	114,219
Los Angeles Community College District, California General Obligation Bonds, Series 2010
6.680% due 08/01/2036	12,625	15,313
Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
5.735% due 06/01/2039	69,500	75,950
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	98,565	114,053
7.618% due 08/01/2040	300	353
Los Angeles Department of Airports, California Revenue Bonds, (BABs), Series 2009
6.582% due 05/15/2039	26,675	30,987
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2009
6.008% due 07/01/2039	58,000	65,696
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2010
6.166% due 07/01/2040	14,690	15,428
6.603% due 07/01/2050	97,420	121,224
7.000% due 07/01/2041	1,500	1,732
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2010
5.516% due 07/01/2027	50,100	55,872
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2009
5.750% due 07/01/2034	71,985	79,661
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	40,650	49,938
Los Angeles Unified School District, California General Obligation Bonds, Series 2010
5.981% due 05/01/2027	59,600	68,036
Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	35,600	38,700
5.813% due 06/01/2040	27,000	29,437
Menlo Park, California General Obligation Bonds, Series 1996
5.000% due 08/01/2015	60	60
Metropolitan Water District of Southern California Revenue Bonds, (BABs), Series 2009
5.906% due 07/01/2025	9,000	9,911
6.538% due 07/01/2039	41,240	44,819
Newport Beach, California Revenue Bonds, Series 2011
6.000% due 12/01/2040	9,100	11,654
Northern California Power Agency Revenue Bonds, (BABs), Series 2010
7.311% due 06/01/2040	44,000	49,742
Orange County, California Local Transportation Authority Revenue Bonds, (BABs), Series 2010
6.908% due 02/15/2041	1,100	1,360
Orange County, California Sanitation District Revenue Bonds, (BABs), Series 2010
5.580% due 02/01/2040	29,530	31,645
6.400% due 02/01/2044	6,000	7,151

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Palomar Community College District, California General Obligation Bonds, (BABs), Series 2010
7.194% due 08/01/2045	$42,000	$46,757
Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043	33,000	37,077
Riverside Community College District Foundation, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	12,700	13,871
7.021% due 08/01/2040	24,900	27,401
Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	24,600	29,991
Riverside, California Sewer Revenue Bonds, (BABs), Series 2009
7.000% due 08/01/2029	20,000	22,428
7.200% due 08/01/2039	35,000	37,766
Sacramento County, California Sanitation Districts Financing Authority Revenue Bonds, (BABs), Series 2010
6.325% due 08/01/2040	10,000	11,131
Sacramento County, California Sanitation Districts Financing Authority Revenue Bonds, Series 1993
5.125% due 12/01/2013	15	15
San Diego County, California Regional Airport Authority Revenue Bonds, (BABs), Series 2010
6.628% due 07/01/2040	37,000	40,343
San Diego County, California Water Authority Revenue Bonds, (BABs), Series 2010
6.138% due 05/01/2049	50,000	57,768
San Diego Redevelopment Agency, California Tax Allocation Bonds, Series 2010
7.625% due 09/01/2030	7,500	7,878
7.750% due 09/01/2040	6,000	6,279
San Diego Tobacco Settlement Funding Corp., California Revenue Bonds, Series 2006
7.125% due 06/01/2032	45,855	39,132
San Francisco, California Public Utilities Commission Wastewater Revenue Bonds, (BABs), Series 2010
5.500% due 10/01/2029	9,180	9,828
5.600% due 10/01/2030	9,520	10,200
5.820% due 10/01/2040	19,315	20,766
San Francisco, California Public Utilities Commission Water Revenue Bonds, (BABs), Series 2010
6.000% due 11/01/2040	8,000	9,004
6.950% due 11/01/2050	10,500	12,999
San Francisco, California Public Utilities Commission Water Revenue Bonds, Series 2012
5.000% due 11/01/2034	15,245	16,251
San Mateo Union High School District, California General Obligation Bonds, (BABs), Series 2010
6.733% due 09/01/2034	15,745	17,159
Santa Clara County, California Financing Authority Revenue Notes, Series 2012
5.000% due 02/01/2021	8,555	9,954
Santa Clara County, California General Obligation Bonds, Series 2009
5.000% due 08/01/2029	12,500	13,625
5.000% due 08/01/2031	12,100	13,062
Santa Cruz County, California Redevelopment Agency Tax Allocation Bonds, (AGM Insured), Series 2010
7.400% due 09/01/2036	2,000	2,168
Signal Hill Redevelopment Agency, California Tax Allocation Bonds, (NPFGC/FGIC Insured), Series 2006
5.581% due 10/01/2016	95	96
Sonoma County, California Revenue Bonds, Series 2010
6.000% due 12/01/2029	15,200	15,398
Southern California Public Power Authority Revenue Bonds, (BABs), Series 2010
5.921% due 07/01/2035	5,000	5,378
5.943% due 07/01/2040	21,300	22,062
Stockton Public Financing Authority, California Revenue Bonds, (BABs), Series 2009
7.942% due 10/01/2038	1,000	908
Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2006
5.000% due 06/01/2037	1,140	859
University of California Revenue Bonds, (BABs), Series 2009
5.770% due 05/15/2043	18,700	20,598
6.270% due 05/15/2031	3,445	3,713
6.583% due 05/15/2049	56,400	66,266
University of California Revenue Bonds, (BABs), Series 2010
5.946% due 05/15/2045	36,000	39,625
6.296% due 05/15/2050	34,000	37,115
6.548% due 05/15/2048	113,400	133,135
University of California Revenue Bonds, Series 2008
5.000% due 05/15/2022	100	109
University of California Revenue Bonds, Series 2012
5.000% due 05/15/2028	2,000	2,220
West Contra Costa Unified School District, California General Obligation Bonds, (BABs), Series 2009
8.460% due 08/01/2034	10,615	12,116

		4,188,769

COLORADO 0.0%
Denver, Colorado City & County School District No. 1 Certificates of Participation Bonds, Series 2011
6.220% due 12/15/2026	24,200	26,930
7.017% due 12/15/2037	31,000	36,948
Metro Wastewater Reclamation District, Colorado Revenue Bonds, (BABs), Series 2009
5.518% due 04/01/2024	5,000	5,532

		69,410

CONNECTICUT 0.0%
Naugatuck Borough, Connecticut General Obligation Bonds, (AGM/CR/FGIC Insured), Series 2003
5.910% due 06/01/2033	165	172

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
DISTRICT OF COLUMBIA 0.0%
District of Columbia Water & Sewer Authority Revenue Bonds, (BABs), Series 2010
5.522% due 10/01/2044	$9,030	$9,365

FLORIDA 0.0%
Broward County, Florida Half-Cent Sales Tax Revenue Bonds, (BABs), Series 2010
5.764% due 10/01/2025	15,000	15,769
Florida State General Obligation Bonds, (BABs), Series 2009
5.750% due 06/01/2039	5,000	5,296
Florida State General Obligation Bonds, Series 2012
5.000% due 07/01/2026	5,700	6,390
Palm Beach County, Florida Solid Waste Authority Revenue Bonds, Series 2011
5.000% due 10/01/2031	2,900	2,997
Seminole County, Florida Water & Sewer Revenue Bonds, (BABs), Series 2010
6.443% due 10/01/2040	34,600	37,493
Tampa, Florida Revenue Bonds, Series 2012
5.000% due 09/01/2023	700	787
5.000% due 09/01/2025	875	963
5.000% due 09/01/2026	800	862
5.000% due 09/01/2028	1,000	1,060
5.000% due 09/01/2029	1,050	1,092

		72,709

GEORGIA 0.0%
Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	83,634	85,140

ILLINOIS 0.3%
Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	77,200	81,041
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.300% due 12/01/2021	57,920	63,964
6.899% due 12/01/2040	405,165	455,875
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
6.257% due 01/01/2040	11,000	9,855
Chicago, Illinois O’Hare International Airport Revenue Bonds, (BABs), Series 2010
6.845% due 01/01/2038	2,000	2,136
Chicago, Illinois Waterworks Revenue Bonds, (BABs), Series 2010
6.742% due 11/01/2040	20,000	21,908
Chicago, Illinois Waterworks Revenue Bonds, Series 2010
6.642% due 11/01/2029	8,085	9,024
Illinois Finance Authority Revenue Bonds, Series 2008
6.250% due 08/15/2035 ^	1,000	20
Illinois State Toll Highway Authority Revenue Bonds, (BABs), Series 2009
5.851% due 12/01/2034	20,000	21,956
6.184% due 01/01/2034	10,800	12,288

		678,067

INDIANA 0.0%
Evansville Redevelopment Authority, Indiana Revenue Bonds, (BABs), Series 2010
6.960% due 02/01/2034	7,630	8,087
Indiana Municipal Power Agency Revenue Bonds, (BABs), Series 2010
5.594% due 01/01/2042	700	719
Indianapolis, Indiana Local Public Improvement Bond Bank Revenue Bonds, (BABs), Series 2010
6.004% due 01/15/2040	45,000	50,675

		59,481

IOWA 0.0%
Iowa Finance Authority Revenue Bonds, Series 2007
5.625% due 12/01/2045 ^	961	5
Iowa State Revenue Bonds, (BABs), Series 2009
6.750% due 06/01/2034	22,500	25,302
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	38,415	36,741

		62,048

KANSAS 0.0%
Kansas Development Finance Authority Revenue Bonds, Series 2012
5.000% due 11/15/2028	2,980	3,166
5.000% due 11/15/2029	2,500	2,616
5.000% due 11/15/2032	10,500	10,721
5.000% due 11/15/2034	5,000	5,087

		21,590

LOUISIANA 0.0%
East Baton Rouge Sewerage Commission, Louisiana Revenue Bonds, (BABs), Series 2010
6.087% due 02/01/2045	80,000	83,222
Louisiana Gasoline & Fuels Tax Revenue Bonds, (BABs), Series 2009
2.683% due 05/01/2043	2,600	2,606
3.000% due 05/01/2043	2,000	2,004

		87,832

MASSACHUSETTS 0.1%
Commonwealth of Massachusetts Revenue Bonds, (BABs), Series 2010
5.731% due 06/01/2040	6,790	7,626
Massachusetts School Building Authority Revenue Bonds, Series 2010
5.468% due 06/15/2027	35,000	38,333
Massachusetts School Building Authority Revenue Bonds, Series 2012
5.000% due 08/15/2026	13,700	15,511
Southbridge Associates LLC, Massachusetts Revenue Bonds, (NPFGC Insured), Series 2000
7.590% due 02/01/2022	26,600	31,502

See Accompanying Notes	5

Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
University of Massachusetts Building Authority Revenue Bonds, (BABs), Series 2009
6.573% due 05/01/2039	$100	$109

		93,081

MICHIGAN 0.0%
Michigan Public Educational Facilities Authority Revenue Bonds, Series 2008
7.000% due 10/01/2036 (g)	105	97
Michigan State University Revenue Bonds, (BABs), Series 2010
6.173% due 02/15/2050	50,000	53,151
Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2006
7.309% due 06/01/2034	295	233

		53,481

MISSOURI 0.0%
Branson Regional Airport Transportation Development District, Missouri Revenue Bonds, Series 2007
6.000% due 07/01/2037 ^	3,350	502

NEBRASKA 0.0%
Nebraska Public Power District Revenue Bonds, (BABs), Series 2010
5.323% due 01/01/2030	600	618
Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	10,000	10,852

		11,470

NEVADA 0.2%
Clark County, Nevada Airport System Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	141,200	175,565
Clark County, Nevada General Obligation Bonds, (BABs), Series 2010
7.000% due 07/01/2038	35,000	37,942
Las Vegas Valley Water District, Nevada General Obligation Bonds, (BABs), Series 2009
7.013% due 06/01/2039	79,500	86,655
7.100% due 06/01/2039	33,000	36,004
7.263% due 06/01/2034	27,500	29,858
Las Vegas Valley Water District, Nevada General Obligation Bonds, (BABs), Series 2010
5.650% due 03/01/2035	4,600	4,661
North Las Vegas, Nevada General Obligation Bonds, (BABs), Series 2010
6.572% due 06/01/2040	33,200	28,086

		398,771

NEW JERSEY 0.1%
New Jersey Economic Development Authority Revenue Bonds, (AGM Insured), Series 1997
0.000% due 02/15/2019	11,250	9,260
0.000% due 02/15/2020	65,775	51,116
0.000% due 02/15/2021	3,000	2,185
New Jersey Economic Development Authority Revenue Bonds, (BABs), Series 2010
6.425% due 12/15/2035	200	214
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	97,005	122,683
New Jersey Transportation Trust Fund Authority Revenue Bonds, (BABs), Series 2009
6.875% due 12/15/2039	25,000	27,043
Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2007
5.000% due 06/01/2041	14,555	10,426

		222,927

NEW MEXICO 0.0%
New Mexico Hospital Equipment Loan Council Revenue Bonds, Series 2012
5.000% due 08/01/2042	8,755	8,829

NEW YORK 0.9%
JPMorgan Chase Putters/Drivers Trust, New York Revenue Bonds, Series 2008
8.755% due 09/15/2029	13,810	16,694
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2009
5.871% due 11/15/2039	4,895	5,231
7.336% due 11/15/2039	1,020	1,340
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
5.989% due 11/15/2030	40,000	45,233
6.089% due 11/15/2040	40,000	45,154
6.548% due 11/15/2031	27,525	31,747
6.648% due 11/15/2039	80,000	93,617
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2029	10,000	10,616
New York City, New York General Obligation Bonds, (BABs), Series 2009
5.985% due 12/01/2036	16,860	18,950
6.435% due 12/01/2035	4,900	5,328
New York City, New York General Obligation Bonds, (BABs), Series 2010
5.817% due 10/01/2031	2,500	2,648
6.246% due 06/01/2035	38,255	41,419
6.271% due 12/01/2037	4,000	4,666
6.646% due 12/01/2031	14,100	15,751
New York City, New York General Obligation Bonds, Series 2009
6.491% due 03/01/2021	190	226

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
New York City, New York General Obligation Bonds, Series 2011
5.000% due 10/01/2029	$10,000	$10,799
New York City, New York Transitional Finance Authority Building Aid Revenue Bonds, Series 2012
5.000% due 07/15/2025	14,820	16,775
5.000% due 07/15/2028	13,995	15,293
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
5.508% due 08/01/2037	70,000	77,004
5.572% due 11/01/2038	60,100	66,084
5.808% due 08/01/2030	20,000	22,166
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2010
5.267% due 05/01/2027	10,000	11,021
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2011
5.000% due 11/01/2038	200	209
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2012
5.000% due 11/01/2024	13,345	15,509
5.000% due 08/01/2025	12,350	14,139
5.000% due 11/01/2025	23,000	26,415
5.000% due 11/01/2026	30,000	33,896
5.000% due 11/01/2027	47,510	53,128
5.000% due 02/01/2028	10,000	10,999
5.000% due 05/01/2029	28,000	30,589
5.000% due 11/01/2029	27,930	30,640
5.000% due 02/01/2030	32,655	35,331
5.000% due 05/01/2030	5,000	5,420
5.000% due 02/01/2031	28,785	30,974
5.000% due 11/01/2032	2,335	2,513
5.000% due 05/01/2039	39,395	41,039
5.000% due 02/01/2042	23,000	23,855
New York City, New York Water & Sewer System Revenue Bonds, (BABs), Series 2010
5.440% due 06/15/2043	73,585	79,245
5.790% due 06/15/2041	65,285	68,185
6.124% due 06/15/2042	75,000	79,919
6.282% due 06/15/2042	52,100	56,518
6.491% due 06/15/2042	18,000	19,703
New York City, New York Water & Sewer System Revenue Bonds, Series 2007
5.000% due 06/15/2038	42,900	44,018
New York Counties Tobacco Trust Revenue Bonds, Series 2005
6.000% due 06/01/2027	14,225	12,309
New York Liberty Development Corp. Revenue Bonds, Series 2011
5.000% due 12/15/2041	10,970	11,191
New York State Dormitory Authority Revenue Bonds, (BABs), Series 2009
5.427% due 03/15/2039	28,500	30,421
New York State Dormitory Authority Revenue Bonds, (BABs), Series 2010
5.289% due 03/15/2033	50,200	53,548
New York State Dormitory Authority Revenue Bonds, Series 2010
5.051% due 09/15/2027	14,000	14,912
New York State Dormitory Authority Revenue Bonds, Series 2011
5.000% due 08/15/2026	5,000	5,592
New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 07/01/2023	1,335	1,554
5.000% due 03/15/2025	28,005	31,822
5.000% due 07/01/2025	2,500	2,845
5.000% due 07/01/2026	2,500	2,804
5.000% due 12/15/2026	42,900	48,535
5.000% due 03/15/2027	30,875	34,309
5.000% due 07/01/2027	3,170	3,520
5.000% due 12/15/2027	50,000	55,979
5.000% due 07/01/2028	2,500	2,751
5.000% due 12/15/2028	31,330	34,738
5.000% due 07/01/2029	2,250	2,453
5.000% due 12/15/2029	54,145	59,456
5.000% due 03/15/2030	34,185	37,023
5.000% due 12/15/2030	29,475	32,102
5.000% due 03/15/2031	26,540	28,584
5.000% due 06/15/2031	9,000	9,744
5.000% due 03/15/2035	14,130	14,947
5.000% due 03/15/2042	25,515	26,476
New York State Thruway Authority Revenue Bonds, (BABs), Series 2010
5.883% due 04/01/2030	1,000	1,117
New York State Thruway Authority Revenue Bonds, Series 2012
5.000% due 03/15/2024	4,070	4,657
5.000% due 03/15/2028	25,470	28,008
5.000% due 03/15/2029	17,000	18,534
5.000% due 04/01/2029	10,000	10,804
5.000% due 03/15/2030	15,000	16,236
5.000% due 03/15/2031	13,060	14,061
New York State Urban Development Corp. Revenue Bonds, (BABs), Series 2009
5.770% due 03/15/2039	54,300	59,050

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Port Authority of New York & New Jersey Revenue Bonds, Series 2009
6.040% due 12/01/2029	$405	$467
Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	91,085	98,709
Port Authority of New York & New Jersey Revenue Bonds, Series 2011
4.926% due 10/01/2051	9,200	8,760
Port Authority of New York & New Jersey Revenue Bonds, Series 2012
4.458% due 10/01/2062	55,000	46,543
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2011
5.000% due 01/01/2025	9,635	10,875
5.000% due 01/01/2027	12,700	14,034
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2027	6,000	6,687

		2,156,163

NORTH CAROLINA 0.0%
North Carolina Medical Care Commission Revenue Bonds, Series 2008
6.000% due 04/01/2038	1,500	1,507
North Carolina Medical Care Commission Revenue Bonds, Series 2012
5.000% due 06/01/2042	12,000	12,159
North Carolina Turnpike Authority Revenue Bonds, (BABs), Series 2009
6.700% due 01/01/2039	36,300	39,503

		53,169

OHIO 0.3%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2009
6.449% due 02/15/2044	85,277	91,741
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
5.939% due 02/15/2047	55,400	56,345
6.270% due 02/15/2050	175	180
7.834% due 02/15/2041	17,400	21,820
8.084% due 02/15/2050	178,460	231,572
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	284,475	213,487
6.500% due 06/01/2047	16,900	13,757
Franklin County, Ohio Convention Facilities Authority Revenue Bonds, (BABs), Series 2010
6.540% due 12/01/2036	2,980	3,199
Ohio Higher Educational Facility Commission Revenue Bonds, Series 2012
5.000% due 01/01/2038	7,700	7,809
Ohio State University Revenue Bonds, (BABs), Series 2010
4.910% due 06/01/2040	65	66
Student Loan Funding LLC, Ohio Revenue Bonds, (AMBAC Insured), Series 1995
0.088% due 06/01/2025	6,800	6,618
0.105% due 06/01/2025	9,300	9,050
0.123% due 06/01/2025	19,800	19,269
0.159% due 06/01/2025	10,500	10,500

		685,413

OREGON 0.0%
Oregon State Department of Administrative Services Certificates of Participation Bonds, (BABs), Series 2010
6.130% due 05/01/2030	16,025	17,140
6.180% due 05/01/2035	18,170	19,580

		36,720

PENNSYLVANIA 0.0%
Cumberland County, Pennsylvania Municipal Authority Revenue Bonds, Series 2008
5.625% due 07/01/2028	500	505
Monroeville Finance Authority, Pennsylvania Revenue Bonds, Series 2012
3.125% due 02/15/2024	3,825	3,493
5.000% due 02/15/2026	5,390	5,818
5.000% due 02/15/2027	4,625	4,966
Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	33,200	34,721
Pennsylvania Turnpike Commission Revenue Bonds, (BABs), Series 2009
6.105% due 12/01/2039	900	1,003

		50,506

RHODE ISLAND 0.0%
Rhode Island Convention Center Authority Revenue Bonds, (AGM Insured), Series 2006
6.060% due 05/15/2035	165	169
Tobacco Settlement Financing Corp. Rhode Island Revenue Bonds, Series 2002
6.125% due 06/01/2032	7,000	6,986

		7,155

SOUTH CAROLINA 0.0%
South Carolina Jobs-Economic Development Authority Revenue Bonds, Series 2012
0.000% due 11/15/2047	229	4

6	See Accompanying Notes

September 30, 2013

(Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
South Carolina State Public Service Authority Revenue Bonds, Series 2012
5.000% due 12/01/2043	$25,000	$25,473

		25,477

TENNESSEE 0.0%
Metropolitan Government of Nashville & Davidson County, Tennessee Convention Center Authority Revenue Bonds, (BABs), Series 2010
6.731% due 07/01/2043	6,025	6,729
Sumner County, Tennessee Health Educational & Housing Facilities Board Revenue Bonds, Series 2007
5.500% due 11/01/2037 ^	178	2

		6,731

TEXAS 0.1%
Austin Trust, Texas Revenue Bonds, Series 2008
8.823% due 08/15/2030	6,595	7,600
Austin, Texas Water & Wastewater System Revenue Bonds, Series 2012
5.000% due 11/15/2028	12,755	14,017
Bexar County, Texas General Obligation Bonds, (BABs), Series 2009
6.628% due 06/15/2039	30,000	33,753
Dallas Area Rapid Transit, Texas Revenue Bonds, (BABs), Series 2009
5.999% due 12/01/2044	140	165
Dallas County, Texas Hospital District General Obligation Bonds, (BABs), Series 2009
6.171% due 08/15/2034	500	561
Dallas, Texas General Obligation Bonds, Series 2012
5.000% due 02/15/2024	200	232
Houston, Texas General Obligation Bonds, Series 2009
5.000% due 03/01/2021	10,000	11,404
North Texas Higher Education Authority, Inc. Revenue Bonds, Series 2011
1.374% due 04/01/2040	12,644	12,862
North Texas Municipal Water District Revenue Bonds, Series 2012
5.000% due 09/01/2025	17,025	19,457
5.000% due 09/01/2028	20,180	22,291
North Texas Tollway Authority Revenue Bonds, (BABs), Series 2010
8.410% due 02/01/2030	18,600	20,299
San Antonio Public Facilities Corp., Texas Revenue Bonds, Series 2012
5.000% due 09/15/2029	6,000	6,434
San Antonio, Texas City Public Service Board Revenue Bonds, (BABs), Series 2010
5.808% due 02/01/2041	9,600	10,776
6.308% due 02/01/2037	40,400	44,357
San Antonio, Texas General Obligation Bonds, (BABs), Series 2010
6.038% due 08/01/2040	10,500	11,472
Texas Transportation Commission Revenue Bonds, (BABs), Series 2010
5.178% due 04/01/2030	44,550	48,976
Victoria, Texas General Obligation Bonds, (BABs), Series 2009
6.124% due 08/15/2030	1,000	1,074

		265,730

UTAH 0.0%
Utah Transit Authority Revenue Bonds, (BABs), Series 2010
5.705% due 06/15/2040	700	714

VIRGINIA 0.0%
Virginia Commonwealth Transportation Board Revenue Bonds, Series 2012
5.000% due 05/15/2029	23,835	26,232

WASHINGTON 0.1%
Central Puget Sound Regional Transit Authority, Washington Revenue Bonds, Series 2012
5.000% due 11/01/2025	2,500	2,882
Port of Seattle, Washington Revenue Bonds, Series 2009
7.000% due 05/01/2036	11,820	13,532
Tobacco Settlement Authority of Washington Revenue Bonds, Series 2002
6.625% due 06/01/2032	7,150	7,158
Washington Biomedical Research Facilities Revenue Bonds, (BABs), Series 2010
6.516% due 07/01/2042	1,000	1,216
Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	1,000	1,112
Washington State General Obligation Bonds, Series 2009
5.000% due 01/01/2025	6,500	7,322
Washington State General Obligation Bonds, Series 2011
5.000% due 08/01/2025	11,120	12,603
5.000% due 08/01/2028	12,235	13,376
Washington State General Obligation Bonds, Series 2012
5.000% due 07/01/2025	14,250	16,297
5.000% due 08/01/2025	12,115	13,870
5.000% due 07/01/2026	43,130	48,577
5.000% due 08/01/2026	12,745	14,371
5.000% due 08/01/2027	8,395	9,357
Washington State Housing Finance Commission Revenue Bonds, Series 2007
5.625% due 01/01/2038	2,450	2,113

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Washington State Revenue Bonds, Series 2012
5.000% due 09/01/2023	$33,755	$38,601

		202,387

WEST VIRGINIA 0.1%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	155,570	122,950

WISCONSIN 0.0%
Milwaukee Redevelopment Authority, Wisconsin Revenue Bonds, Series 2007
5.650% due 08/01/2037 ^	1,250	450
Wisconsin State Revenue Bonds, (AGM Insured), Series 2008
5.050% due 05/01/2018	82,300	91,248

		91,698

Total Municipal Bonds & Notes (Cost $9,557,364)		9,973,701

U.S. GOVERNMENT AGENCIES 33.3%
Bolivia Government AID Bond
0.376% due 02/01/2019	2,568	2,449
Fannie Mae
0.000% due 04/25/2018 - 03/25/2036 (b)	4,944	4,618
0.000% due 10/09/2019	13,300	11,300
0.239% due 07/25/2037	503	470
0.279% due 01/25/2021	57	57
0.299% due 03/25/2034	168	166
0.309% due 03/25/2036	3,604	3,313
0.329% due 08/25/2034	155	153
0.379% due 05/25/2035 - 10/27/2037	102,941	103,027
0.419% due 06/25/2032	26	24
0.429% due 03/25/2035 - 05/25/2037	364	363
0.479% due 12/25/2028 - 03/25/2037	4,498	4,495
0.489% due 04/25/2037	101,267	101,259
0.499% due 06/25/2037	14	14
0.529% due 08/25/2033 - 03/25/2044	31,155	31,147
0.539% due 03/25/2037	105	105
0.559% due 07/25/2037	3,275	3,282
0.579% due 04/18/2028 - 11/25/2036	5,604	5,548
0.589% due 09/25/2035	26,239	26,289
0.624% due 02/25/2037	15,668	15,633
0.629% due 08/25/2021 - 12/25/2041	80,617	80,919
0.679% due 03/25/2017 - 05/25/2040	61,804	62,144
0.729% due 06/25/2018 - 09/25/2041	256	256
0.759% due 08/25/2037 - 06/25/2041	29,066	29,197
0.760% due 08/25/2022 (a)	79,457	3,440
0.779% due 11/25/2013 - 05/25/2030	38	38
0.809% due 05/25/2040	4,461	4,498
0.829% due 10/25/2023 - 05/25/2030	1,192	1,200
0.875% due 08/28/2017 - 05/21/2018	1,174,155	1,153,320
0.879% due 10/25/2037 - 06/25/2040	28,005	28,186
0.899% due 06/25/2037	15,797	15,888
0.909% due 06/25/2040	74,935	75,214
0.917% due 11/01/2021	6,000	6,012
0.919% due 03/25/2040	8,163	8,229
0.929% due 03/25/2038 - 06/25/2040	39,060	39,324
0.979% due 01/25/2022	16	16
0.999% due 12/25/2039	1,836	1,853
1.009% due 01/25/2022	43	43
1.029% due 12/25/2021	21	21
1.079% due 04/25/2032	25	25
1.125% due 04/27/2017	777,100	780,499
1.179% due 04/25/2023	141	143
1.250% due 01/30/2017	8,800	8,906
1.305% due 04/01/2027	24	25
1.359% due 07/01/2042 - 10/01/2044	33,063	33,791
1.361% due 12/01/2044	3,725	3,785
1.375% due 01/01/2021	7	7
1.409% due 09/01/2041	11,745	12,178
1.559% due 10/01/2030 - 10/01/2040	3,936	4,095
1.605% due 06/01/2035	1,084	1,141
1.700% due 02/01/2023	46	47
1.709% due 09/01/2022	71	72
1.741% due 06/01/2023	66	66
1.748% due 05/01/2023	99	101
1.750% due 02/01/2022	86	86
1.772% due 04/01/2027	27	28
1.782% due 03/01/2035	42	43
1.785% due 06/01/2030	29	29
1.790% due 09/01/2035	77	80
1.875% due 09/18/2018 - 12/01/2020	45,902	46,480
1.891% due 03/01/2019	295	307
1.895% due 11/01/2031	107	108
1.897% due 02/01/2034	52	54

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.906% due 01/01/2020	$253	$265
1.920% due 11/01/2023	14	14
1.923% due 02/01/2035	2,394	2,542
1.965% due 09/01/2014	2	2
1.992% due 11/01/2035	2,239	2,355
1.999% due 03/01/2034	6,385	6,759
2.003% due 03/01/2034	12	13
2.021% due 10/01/2034	1,064	1,125
2.043% due 07/01/2019	38	38
2.048% due 05/01/2030	6	6
2.058% due 08/01/2025	670	716
2.070% due 06/01/2021	183	191
2.075% due 08/01/2035	273	289
2.110% due 05/01/2024	9	9
2.134% due 10/01/2024	43	43
2.135% due 11/01/2023	22	23
2.139% due 04/01/2036	200	212
2.142% due 02/01/2035	2,213	2,336
2.152% due 10/01/2019	59	62
2.178% due 08/01/2032	34	35
2.181% due 11/01/2019	28	28
2.190% due 12/01/2023 - 11/01/2025	193	202
2.204% due 10/01/2020	11	11
2.210% due 07/01/2024	95	97
2.220% due 07/01/2019 - 05/01/2036	874	926
2.231% due 10/01/2034 - 02/01/2035	5,622	5,979
2.233% due 09/01/2024	68	69
2.243% due 01/01/2035	7,756	8,215
2.244% due 12/01/2024 - 12/01/2034	37	38
2.245% due 11/01/2025 - 11/01/2035	7,448	7,824
2.250% due 09/01/2033	84	89
2.252% due 09/01/2034	780	815
2.254% due 05/01/2035	129	136
2.257% due 04/01/2034	8	9
2.260% due 08/01/2033	17	18
2.265% due 08/01/2027 - 09/01/2029	788	839
2.273% due 09/01/2024	102	104
2.277% due 09/01/2033	36	37
2.280% due 12/01/2022	18	19
2.281% due 05/01/2025 - 12/01/2033	847	889
2.283% due 05/01/2034	320	338
2.286% due 08/01/2026	66	70
2.289% due 11/01/2025 - 09/01/2035	5,436	5,700
2.296% due 03/01/2025	311	331
2.304% due 01/01/2035	99	105
2.310% due 08/01/2022 - 07/01/2035	75,153	71,662
2.313% due 10/01/2034	1,078	1,144
2.314% due 01/01/2036	665	703
2.315% due 11/01/2023 - 07/01/2035	149	151
2.320% due 06/01/2023 - 07/01/2035	123	130
2.322% due 01/01/2036	12	13
2.324% due 01/01/2035	5,455	5,774
2.325% due 12/01/2023 - 06/01/2035	1,508	1,593
2.326% due 04/01/2033	52	55
2.328% due 03/01/2035	36	38
2.334% due 12/01/2025 - 01/01/2026	204	215
2.336% due 09/01/2035 - 11/01/2035	2,542	2,699
2.337% due 04/01/2027	27	28
2.338% due 06/01/2015	10	10
2.339% due 07/01/2021	17	18
2.341% due 06/01/2035	4,699	4,979
2.342% due 10/01/2024 - 08/01/2035	689	727
2.344% due 09/01/2034	11,122	11,716
2.345% due 07/01/2026 - 07/01/2035	1,255	1,349
2.346% due 08/01/2035	1,799	1,917
2.349% due 12/01/2034	151	160
2.351% due 08/01/2035	4,463	4,728
2.352% due 07/01/2034	19	20
2.355% due 09/01/2023	98	102
2.359% due 03/01/2033	116	123
2.361% due 05/01/2026	28	30
2.368% due 11/01/2025	16	16
2.369% due 11/01/2034	947	1,006
2.373% due 06/01/2030	68	69
2.375% due 04/01/2017 - 03/01/2024	55	56
2.381% due 12/01/2034	124	131
2.382% due 08/01/2035	59	63
2.387% due 06/01/2035	3,506	3,718
2.395% due 12/01/2025	219	234
2.401% due 11/01/2032	46	49
2.410% due 11/01/2034	1,665	1,757
2.411% due 05/01/2030	6	6
2.412% due 05/01/2037	24	25
2.415% due 08/01/2035	31	32
2.417% due 09/01/2035	1,204	1,282
2.420% due 02/01/2019 - 05/01/2033	196	204

See Accompanying Notes	7

Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.425% due 08/01/2031	$109	$111
2.430% due 01/25/2019	45,000	45,648
2.437% due 06/01/2034	11	12
2.440% due 11/01/2025	55	55
2.442% due 06/01/2025 - 05/25/2035	15,110	15,806
2.443% due 01/01/2035	1,103	1,165
2.446% due 11/01/2035	193	204
2.450% due 10/01/2027	35	37
2.453% due 11/01/2035	598	636
2.459% due 03/01/2035	767	813
2.460% due 08/01/2022 - 03/01/2026	17,842	17,106
2.467% due 10/01/2035	615	656
2.471% due 06/01/2035	78	83
2.474% due 05/01/2035	11,389	12,031
2.475% due 05/01/2022 - 02/01/2035	1,683	1,791
2.476% due 12/01/2033	349	371
2.483% due 02/01/2035	1,720	1,827
2.485% due 05/01/2035 - 04/01/2038	5,994	6,331
2.488% due 08/01/2027	68	72
2.492% due 07/01/2033 - 11/01/2034	2,675	2,842
2.499% due 06/01/2025	256	273
2.500% due 04/01/2027 - 01/01/2043	2,427	2,315
2.501% due 10/01/2035	839	892
2.513% due 02/01/2028	25	26
2.515% due 04/01/2024	167	167
2.527% due 07/01/2034	2,405	2,552
2.530% due 10/01/2022	17,724	17,004
2.536% due 12/01/2034 - 09/01/2035	1,023	1,086
2.538% due 06/01/2033	79	85
2.542% due 07/01/2017 - 10/01/2023	347	356
2.547% due 07/01/2035	1,622	1,727
2.549% due 05/01/2035	1,980	2,096
2.550% due 02/01/2035	2,343	2,504
2.553% due 01/01/2036	435	464
2.554% due 12/01/2034	21	22
2.560% due 02/01/2036	138	147
2.563% due 09/01/2037	59	63
2.573% due 04/01/2034	166	176
2.580% due 02/01/2024 - 03/01/2035	69	72
2.583% due 12/01/2034	58	61
2.585% due 11/01/2023 - 01/01/2036	525	558
2.594% due 08/01/2023	34	34
2.610% due 12/01/2023	28	30
2.614% due 11/01/2024	740	775
2.622% due 11/01/2034	34	36
2.627% due 12/01/2036	76	81
2.628% due 03/01/2036	318	337
2.634% due 09/01/2017	197	202
2.640% due 06/01/2022 - 10/01/2034	10,256	10,174
2.641% due 04/01/2018	80	83
2.649% due 12/01/2027	197	211
2.655% due 12/01/2035	7	8
2.660% due 08/01/2022	5,173	5,018
2.665% due 07/01/2022 - 09/01/2035	10,524	10,700
2.670% due 08/01/2022 - 01/01/2037	20,907	20,327
2.677% due 12/01/2030	11	11
2.680% due 02/01/2022 - 06/01/2022	27,726	27,048
2.707% due 12/01/2017	260	277
2.709% due 09/01/2035	749	795
2.716% due 11/01/2035	4,177	4,462
2.723% due 04/01/2026	13	13
2.725% due 12/01/2026	10	11
2.726% due 03/01/2034	4,242	4,508
2.732% due 01/01/2037	86	91
2.740% due 08/01/2022	12,200	11,921
2.742% due 03/01/2036	264	282
2.750% due 01/01/2018 - 09/01/2022	11,620	11,525
2.764% due 04/01/2035	1,668	1,758
2.770% due 06/01/2022 - 12/01/2033	14,689	14,471
2.772% due 05/01/2023	152	155
2.773% due 09/01/2035	248	260
2.780% due 06/01/2022 - 08/01/2022	15,297	15,006
2.782% due 10/01/2026 - 02/01/2036	105	113
2.790% due 07/01/2022	4,414	4,333
2.792% due 09/01/2019	327	339
2.800% due 03/01/2018 - 08/01/2022	12,602	12,408
2.804% due 11/01/2034	1,170	1,244
2.820% due 04/01/2022 - 07/01/2022	24,043	23,711
2.825% due 02/01/2020	19	19
2.830% due 07/01/2022	3,623	3,565
2.844% due 02/01/2028	259	268
2.850% due 05/01/2022	2,144	2,118
2.868% due 06/01/2035	696	741

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.870% due 03/01/2022 - 09/01/2027	$197,429	$177,804
2.875% due 10/01/2024 - 11/01/2027	42	46
2.900% due 05/01/2022	6,800	6,739
2.914% due 05/01/2014	2	2
2.920% due 03/01/2022 - 07/01/2022	28,191	27,759
2.934% due 02/01/2033	1	1
2.938% due 09/01/2035	703	748
2.940% due 06/01/2022	8,335	8,268
2.960% due 05/01/2022 - 07/01/2022	6,950	6,880
2.975% due 06/01/2019	1	1
2.990% due 06/01/2022	17,000	16,723
3.000% due 10/01/2020 - 07/01/2043	1,726,820	1,787,880
3.025% due 11/01/2022	12	12
3.040% due 04/01/2022	3,164	3,089
3.044% due 05/01/2022	8,816	9,168
3.050% due 10/01/2020	20	20
3.120% due 04/01/2022	6,592	6,631
3.140% due 11/01/2021	8,700	8,804
3.157% due 05/01/2022	595	624
3.176% due 02/01/2021	34	34
3.238% due 02/01/2021	30	30
3.330% due 11/01/2021 - 12/01/2021	35,351	36,859
3.357% due 08/01/2022	464	472
3.365% due 08/01/2027	366	393
3.380% due 11/01/2021	1,070	1,142
3.416% due 10/01/2020	408	428
3.420% due 11/01/2021	5,463	5,718
3.429% due 03/01/2022	67,127	69,207
3.487% due 10/01/2027	116	123
3.500% due 08/01/2018 - 08/25/2042	3,119,743	3,289,595
3.514% due 09/01/2021 - 07/01/2024	45	46
3.570% due 11/01/2021	2,834	3,047
3.632% due 12/01/2020	313	331
3.726% due 03/01/2023	102	105
3.750% due 01/01/2020	5	5
3.830% due 07/01/2021	300	318
3.840% due 05/01/2018	350	380
3.971% due 09/01/2028 - 02/25/2033	1,091	898
3.980% due 07/01/2021	45,500	47,796
4.000% due 07/01/2015 - 11/01/2043	28,857,593	30,329,371
4.250% due 05/01/2016	11,736	12,534
4.295% due 11/01/2021	31	31
4.375% due 06/01/2021 - 03/01/2023	630	688
4.376% due 02/01/2028	16	17
4.419% due 12/01/2036	484	513
4.500% due 01/01/2018 - 11/01/2043	20,246,509	21,656,322
4.501% due 07/01/2019	33,821	37,377
4.595% due 09/01/2034	448	478
4.865% due 03/01/2023	246	265
4.996% due 03/01/2024	12	13
5.000% due 02/13/2017 - 10/01/2043	2,478,357	2,710,423
5.030% due 05/01/2024	2,183	2,413
5.057% due 05/01/2035	106	114
5.075% due 10/01/2035	541	579
5.081% due 11/01/2035	551	590
5.083% due 07/01/2035	508	546
5.084% due 09/01/2035	1,151	1,233
5.115% due 09/01/2035	13	14
5.130% due 08/01/2035	1,127	1,211
5.134% due 02/01/2016	136	146
5.141% due 11/01/2035	1,552	1,668
5.169% due 08/01/2035	915	983
5.196% due 07/01/2035	889	956
5.202% due 12/01/2035	703	758
5.209% due 12/01/2035	156	168
5.228% due 11/01/2035	2	2
5.235% due 07/01/2035	487	524
5.248% due 11/01/2035	727	768
5.263% due 06/01/2029	29	31
5.279% due 10/01/2035	1,344	1,447
5.284% due 10/01/2035	1,244	1,341
5.290% due 11/25/2033	75	75
5.292% due 09/01/2035	1,221	1,314
5.293% due 01/01/2036	765	823
5.308% due 08/01/2035	902	972
5.310% due 08/25/2033	638	649
5.359% due 09/01/2035	233	251
5.367% due 11/01/2035	1,042	1,124
5.370% due 08/25/2043	533	550
5.375% due 06/12/2017	144,300	166,642
5.402% due 10/01/2035	533	575
5.440% due 03/01/2036	696	749
5.461% due 09/01/2036	1	1
5.500% due 06/01/2017 - 11/01/2043	4,019,243	4,386,595
5.518% due 12/01/2035	725	781
5.554% due 10/01/2035	167	180
5.645% due 02/01/2036	1,133	1,221
5.682% due 06/01/2036	156	158
5.685% due 04/01/2036	2	2
5.689% due 03/01/2036	750	809
5.748% due 09/01/2014	181	186
5.750% due 12/20/2027 - 08/25/2034	1,546	1,601

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.790% due 10/01/2017	$370	$419
5.802% due 03/01/2036	863	935
5.834% due 09/01/2037	5	6
5.891% due 02/25/2037 (a)	83	10
5.921% due 06/25/2037 (a)	2,076	233
5.996% due 09/01/2036	14	15
6.000% due 12/01/2013 - 10/25/2044	2,110,727	2,311,267
6.001% due 12/25/2042	16,580	19,191
6.071% due 05/25/2037 - 01/25/2040 (a)	4,344	638
6.071% due 01/25/2040	543	81
6.160% due 08/01/2017	143	157
6.250% due 07/01/2024 - 02/25/2029	672	762
6.290% due 02/25/2029	330	359
6.300% due 10/17/2038	2,400	2,463
6.321% due 02/25/2037 (a)	107	14
6.371% due 07/25/2036 (a)	2,248	381
6.418% due 10/25/2042	17,305	18,640
6.421% due 12/25/2036	212	26
6.421% due 06/25/2037 (a)	2,099	281
6.461% due 12/25/2036	781	147
6.471% due 07/25/2037 (a)	2,158	243
6.500% due 06/01/2015 - 02/25/2047	59,446	67,117
6.581% due 05/25/2037	164	26
6.750% due 10/25/2023	128	145
6.900% due 05/25/2023	16	19
7.000% due 12/01/2013 - 01/25/2048	9,765	11,030
7.044% due 08/25/2037	195	224
7.250% due 01/01/2023	51	57
7.321% due 09/25/2038 (a)	1,460	182
7.375% due 05/25/2022	420	492
7.500% due 10/01/2014 - 07/25/2041	3,940	4,293
7.750% due 01/25/2022	519	569
7.780% due 01/01/2018	1,825	1,939
7.800% due 10/25/2022 - 06/25/2026	109	128
8.000% due 06/01/2015 - 08/01/2032	8,221	9,762
8.000% due 08/18/2027 (a)	4	1
8.060% due 04/01/2030	1,541	1,839
8.080% due 04/01/2030	850	912
8.490% due 06/01/2025	725	792
8.500% due 06/01/2017 - 07/01/2037	2,012	2,334
8.500% due 01/01/2018 (a)	2	0
8.750% due 01/25/2021	77	87
8.845% due 03/25/2039	10	11
9.000% due 04/01/2017 - 11/01/2025	629	725
9.000% due 06/25/2022 (a)	19	4
9.250% due 04/25/2018	7	8
9.300% due 05/25/2018 - 08/25/2019	23	25
9.434% due 09/25/2028	83	87
9.500% due 01/01/2018 - 03/01/2026	305	343
9.734% due 11/25/2040	1	0
10.000% due 11/01/2013 - 05/01/2022	50	53
10.500% due 11/01/2013 - 04/01/2022	3	2
11.000% due 11/01/2013 - 11/01/2020	26	28
11.500% due 08/20/2016 - 11/01/2019	1	0
903.213% due 08/25/2021 (a)	0	2
1,000.000% due 04/25/2022 (a)	0	3
FDIC Structured Sale Guaranteed Notes
0.680% due 11/29/2037	11,934	11,904
2.980% due 12/06/2020	5,305	5,490
Federal Housing Administration
1.000% due 08/01/2020	252	246
6.896% due 07/01/2020	4,661	4,529
7.110% due 05/01/2019	820	797
7.315% due 08/01/2019	2,335	2,269
7.350% due 04/01/2019	11	11
7.375% due 02/01/2018	83	80
7.430% due 10/01/2018 - 05/01/2024	2,891	2,824
7.430% due 12/01/2018 ^	239	234
7.450% due 05/01/2021	1,642	1,606
7.460% due 01/01/2023	15	15
7.465% due 11/01/2019	1,143	1,116
Freddie Mac
0.219% due 12/25/2036	8,117	8,035
0.332% due 07/15/2019 - 08/15/2019	5,626	5,618
0.422% due 05/15/2036	20	20
0.432% due 07/15/2034	472	469
0.439% due 08/25/2031	417	408
0.482% due 02/15/2037	10	10
0.522% due 02/15/2037	74	74
0.532% due 12/15/2029	73	73
0.582% due 06/15/2018 - 05/15/2041	24,036	24,055
0.632% due 06/15/2023 - 12/15/2031	166	167
0.682% due 06/15/2030 - 12/15/2032	176	177

8	See Accompanying Notes

September 30, 2013

(Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.732% due 01/15/2042	$212	$214
0.750% due 01/12/2018	1,038,100	1,013,048
0.752% due 06/15/2041 - 07/15/2041	29,041	29,227
0.762% due 05/15/2032 - 07/15/2037	10,325	10,409
0.792% due 07/15/2037	1,551	1,560
0.852% due 08/15/2037	10,145	10,197
0.875% due 03/07/2018	384,800	376,436
0.882% due 08/15/2037	3,422	3,437
0.892% due 10/15/2037	5,415	5,443
0.902% due 05/15/2037 - 09/15/2037	5,050	5,066
0.912% due 05/15/2040	75	75
0.932% due 08/15/2036	136	137
1.000% due 03/08/2017 - 09/29/2017	2,412,350	2,416,953
1.032% due 11/15/2039	159	160
1.179% due 05/25/2043	8,060	8,261
1.182% due 02/15/2021	9	9
1.250% due 05/12/2017 - 10/02/2019	2,299,390	2,228,295
1.330% due 10/25/2023	100	98
1.359% due 10/25/2044 - 02/25/2045	35,435	36,559
1.554% due 07/25/2044	4,261	4,340
1.625% due 04/01/2017 - 06/01/2017	2	3
1.679% due 01/01/2022	42	43
1.693% due 12/25/2018 (a)	293,386	20,128
1.750% due 05/30/2019	47,800	47,570
1.824% due 06/25/2020 (a)	19,015	1,590
1.875% due 12/01/2016	30	30
1.898% due 06/01/2022	7	7
1.920% due 10/25/2023	500	520
1.945% due 02/01/2037	19	20
1.948% due 10/01/2023	31	32
1.983% due 03/01/2024	62	66
2.039% due 10/01/2022	27	27
2.067% due 09/01/2035	73	77
2.125% due 09/01/2018	32	32
2.128% due 09/01/2035	33	34
2.140% due 05/01/2020	26	26
2.141% due 05/01/2023	64	65
2.168% due 06/01/2033	205	217
2.170% due 07/01/2023	37	37
2.190% due 07/01/2024	54	56
2.210% due 07/01/2020	82	82
2.222% due 07/01/2032 - 03/01/2035	1,148	1,213
2.230% due 12/01/2022	5	5
2.235% due 07/01/2022	66	67
2.241% due 09/01/2023	105	105
2.250% due 02/01/2018	27	27
2.265% due 11/01/2026	200	211
2.266% due 12/01/2026	329	339
2.305% due 06/01/2022	202	208
2.311% due 04/01/2025	49	48
2.313% due 06/01/2021	181	192
2.314% due 04/01/2023	6	6
2.315% due 08/01/2023	65	67
2.317% due 04/01/2025	6	7
2.323% due 10/25/2018	15	15
2.331% due 06/01/2022	61	62
2.334% due 04/01/2024	296	316
2.337% due 09/01/2028	1	1
2.339% due 06/01/2024	227	242
2.344% due 11/01/2023	116	122
2.345% due 08/01/2035	395	420
2.349% due 07/01/2024	43	46
2.352% due 02/01/2025	11	11
2.360% due 08/01/2023 - 09/01/2023	274	284
2.362% due 05/01/2023	25	26
2.365% due 05/01/2022 - 11/01/2023	100	102
2.368% due 01/01/2034	3,123	3,310
2.369% due 07/01/2025	208	222
2.372% due 10/01/2026	183	195
2.375% due 01/01/2019 - 08/01/2035	21,915	23,258
2.375% due 01/13/2022 (i)	1,231,260	1,201,104
2.376% due 11/01/2028	339	359
2.378% due 04/01/2029	85	90
2.385% due 09/01/2023	317	336
2.387% due 11/01/2035	10,268	10,759
2.388% due 05/01/2023	36	37
2.392% due 08/01/2035	49	53
2.400% due 07/01/2023 - 10/01/2024	112	115
2.403% due 10/01/2023	90	94
2.406% due 10/01/2023	73	75
2.414% due 05/01/2027	13	14
2.421% due 08/01/2035	26	27
2.428% due 02/01/2026	311	332
2.447% due 04/01/2036	670	714
2.462% due 05/01/2035 - 09/01/2035	13,197	13,992
2.468% due 02/01/2036	367	387
2.470% due 10/01/2023	195	205
2.473% due 06/01/2035	25,242	26,890
2.480% due 02/01/2021	4	4
2.482% due 07/01/2027	14	14
2.486% due 02/01/2023	57	60
2.488% due 08/01/2023	546	581
2.493% due 05/01/2037	101	107
2.494% due 09/01/2023	220	229
2.499% due 01/01/2028	19	20

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.500% due 12/01/2023 - 03/01/2035	$193	$199
2.503% due 08/01/2035	148	158
2.509% due 06/01/2037	26	28
2.510% due 07/01/2035	5,856	6,182
2.525% due 06/01/2020 - 01/01/2036	51	51
2.528% due 10/01/2024	14	15
2.530% due 01/01/2019 - 07/01/2033	41	41
2.533% due 07/01/2030	504	522
2.547% due 09/01/2037	18	19
2.577% due 07/01/2036	6	7
2.584% due 10/01/2023	66	67
2.590% due 03/01/2035	17	18
2.593% due 10/01/2035	15,403	16,310
2.606% due 10/01/2023	40	40
2.613% due 07/01/2035	5,570	5,919
2.620% due 05/01/2036 - 05/01/2037	438	462
2.623% due 01/01/2024 - 10/01/2035	466	501
2.627% due 08/01/2023	32	33
2.629% due 01/01/2037	143	153
2.636% due 08/01/2023 - 04/01/2036	6	6
2.643% due 07/01/2032	61	65
2.645% due 01/01/2035	194	196
2.670% due 06/01/2030	321	342
2.729% due 09/01/2035	3,783	4,041
2.733% due 10/01/2035	11,596	12,288
2.744% due 11/01/2034	339	361
2.745% due 10/01/2020	4	4
2.752% due 07/01/2019	96	97
2.780% due 05/01/2021	475	489
2.787% due 10/01/2035	8,809	9,276
2.804% due 12/01/2037	113	121
2.815% due 02/01/2037	15	16
2.837% due 03/01/2021	209	210
2.864% due 11/01/2035	8,082	8,541
2.900% due 10/01/2035	8,261	8,732
2.917% due 12/01/2018	143	144
2.977% due 03/01/2022	434	459
3.000% due 03/01/2027	45	46
3.075% due 01/01/2019	1	1
3.085% due 08/15/2032	3,146	3,306
3.105% due 05/01/2018	31	32
3.124% due 07/01/2019	2	2
3.145% due 04/01/2029	19	20
3.223% due 05/01/2018	78	79
3.250% due 05/01/2023 - 11/15/2025	137	134
3.262% due 01/01/2021	19	19
3.346% due 05/01/2018	106	107
3.350% due 11/15/2025	500	491
3.487% due 05/01/2020	8	9
3.500% due 09/01/2018 - 08/15/2042	19,912	17,249
3.750% due 03/27/2019	207,500	228,737
4.000% due 09/15/2018 - 11/01/2043	477,359	497,896
4.150% due 06/15/2030	570	570
4.405% due 10/01/2020	20	20
4.500% due 03/01/2018 - 11/01/2043	2,232,632	2,379,805
4.903% due 10/01/2035	346	372
5.000% due 10/01/2016 - 07/01/2040	58,046	62,381
5.013% due 10/01/2035	544	580
5.305% due 12/01/2035	888	957
5.367% due 02/01/2038	8	8
5.426% due 11/01/2035	451	486
5.500% due 08/23/2017 - 07/01/2047	356,393	387,669
5.534% due 03/01/2036	429	449
5.817% due 04/01/2036	764	828
5.950% due 06/15/2028	27,758	30,946
6.000% due 10/01/2013 - 11/01/2043	565,944	617,877
6.068% due 02/15/2038 (a)	1,452	187
6.118% due 05/15/2039	1,113	161
6.250% due 12/15/2028	445	494
6.268% due 03/15/2037	575	97
6.318% due 08/15/2036	460	86
6.398% due 09/15/2036	655	101
6.468% due 11/15/2036 (a)	25,427	3,765
6.500% due 12/01/2013 - 10/25/2043	126,665	140,099
6.950% due 07/15/2021 - 08/15/2021	47	53
7.000% due 01/01/2014 - 10/25/2043	20,308	23,489
7.000% due 09/15/2023 (a)	9	1
7.400% due 02/01/2021	372	362
7.500% due 02/01/2016 - 11/01/2037	7,925	9,226
7.645% due 05/01/2025	6,254	7,530
7.800% due 09/15/2020	3	4
8.000% due 11/01/2013 - 06/01/2030	1,363	1,569
8.250% due 06/15/2022	90	104
8.500% due 07/01/2014 - 06/01/2030	839	958
8.750% due 12/15/2020	44	52
8.801% due 11/15/2033	990	1,116
8.900% due 11/15/2020	243	273
9.000% due 08/01/2016 - 07/01/2030	282	319
9.000% due 05/01/2022 (a)	2	0
9.250% due 07/01/2017	1	1

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
9.500% due 09/01/2016 - 12/01/2022	$193	$212
9.535% due 01/15/2041	41,804	42,736
10.000% due 06/01/2017 - 03/01/2021	11	13
10.500% due 10/01/2017 - 01/01/2021	5	5
11.000% due 07/25/2018 - 05/01/2020	2	2
11.515% due 09/15/2041	27	28
12.653% due 02/15/2041	4	4
13.250% due 10/01/2013	1	1
20.171% due 05/15/2033	706	1,022
37.546% due 08/15/2037	1,768	3,354
884.500% due 01/15/2021 (a)	0	1
1,007.500% due 02/15/2022 (a)	0	1
Ginnie Mae
0.480% due 05/20/2037	36,113	36,177
0.582% due 06/16/2031 - 03/16/2032	278	280
0.632% due 11/16/2029 - 10/16/2030	288	291
0.682% due 02/16/2030 - 04/16/2032	1,469	1,482
0.732% due 12/16/2025	45	46
0.782% due 02/16/2030	1,154	1,169
0.832% due 02/16/2030	488	496
1.100% due 02/20/2060	46,998	47,247
1.130% due 03/20/2031	75	76
1.459% due 11/16/2043 (a)	173,357	13,371
1.625% due 02/20/2017 - 02/20/2034	44,638	46,492
1.750% due 07/20/2017 - 07/20/2034	16,435	17,097
2.000% due 05/20/2017 - 08/20/2030	10,181	10,580
2.125% due 01/20/2025	11	12
2.500% due 06/20/2021 - 04/20/2041	14,706	15,352
3.000% due 12/20/2018 - 07/15/2043	22,167	21,931
3.500% due 12/20/2017 - 09/15/2042	71	75
3.950% due 07/15/2025	119	125
4.000% due 12/20/2015 - 05/20/2041	4,306	4,367
4.500% due 11/16/2028 - 08/15/2033	2,472	2,704
4.750% due 07/20/2035	2,174	2,395
5.000% due 02/20/2031 - 12/15/2040	50,214	54,690
5.196% due 10/16/2037	1,245	1,324
5.244% due 04/16/2038	1,198	1,235
5.500% due 05/20/2017 - 03/16/2034	1,695	1,926
6.000% due 01/15/2014 - 11/15/2039	15,201	17,101
6.250% due 03/16/2029	282	300
6.375% due 03/20/2028	898	935
6.418% due 07/16/2031 - 08/16/2033 (a)	2,013	374
6.500% due 11/15/2023 - 09/20/2038	22,676	25,417
6.750% due 06/20/2028 - 10/16/2040	8,053	8,826
7.000% due 10/15/2013 - 10/15/2034	3,054	3,476
7.500% due 05/20/2017 - 02/15/2035	2,029	2,410
7.750% due 08/20/2025 - 12/15/2040	1,496	1,599
8.000% due 01/15/2017 - 10/20/2031	686	778
8.250% due 04/15/2020	29	33
8.300% due 06/15/2019	9	10
8.500% due 07/15/2016 - 04/15/2031	450	500
9.000% due 04/20/2016 - 01/15/2031	472	519
9.500% due 09/15/2016 - 12/15/2026	198	210
10.000% due 08/15/2015 - 02/15/2025	122	132
10.250% due 02/20/2019	6	6
10.500% due 12/15/2015 - 09/15/2021	42	44
11.000% due 12/15/2015 - 09/15/2017	1	2
12.000% due 03/20/2014 - 05/15/2016	1	1
13.500% due 09/15/2014	1	1
Small Business Administration
0.875% due 05/25/2021 - 01/25/2022	63	63
1.000% due 03/25/2025 - 07/25/2025	60	60
1.100% due 01/25/2019 - 11/25/2024	68	68
3.870% due 01/01/2014	46	46
4.120% due 03/10/2014	93	94
4.190% due 03/01/2030	19,248	20,442
4.330% due 07/01/2014	15	16
4.340% due 03/01/2024	102	110
4.350% due 07/01/2023	309	330
4.430% due 05/01/2029	4,150	4,482
4.504% due 02/10/2014	7	7
4.580% due 03/01/2018	243	257
4.625% due 02/01/2025	679	726

See Accompanying Notes	9

Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.684% due 09/10/2014	$1,585	$1,635
4.750% due 07/01/2025	2,469	2,645
4.754% due 08/10/2014	390	397
4.770% due 04/01/2024	492	527
4.840% due 02/01/2023 - 05/01/2025	10,862	11,642
4.870% due 12/01/2024	990	1,069
4.890% due 12/01/2023	569	620
4.930% due 01/01/2024	1,093	1,180
4.950% due 03/01/2025	1,014	1,088
4.980% due 11/01/2023	3,826	4,175
5.090% due 10/01/2025	401	431
5.110% due 05/01/2017 - 08/01/2025	1,076	1,164
5.120% due 11/01/2017	68	71
5.130% due 09/01/2023	2,305	2,494
5.160% due 02/01/2028	2,024	2,229
5.170% due 01/01/2028	1,508	1,647
5.190% due 01/01/2017 - 07/01/2024	200	215
5.200% due 11/01/2015	74	76
5.230% due 11/01/2016	105	109
5.240% due 08/01/2023	289	314
5.290% due 12/01/2027	44,576	48,973
5.310% due 05/01/2027	238	262
5.320% due 04/01/2027	292	322
5.340% due 11/01/2021	2,170	2,359
5.370% due 09/01/2016	79	82
5.471% due 03/10/2018	330	359
5.490% due 05/01/2028	17,154	18,918
5.510% due 11/01/2027	534	592
5.520% due 06/01/2024	3,607	3,961
5.600% due 09/01/2028	5,163	5,753
5.680% due 05/01/2016 - 06/01/2028	16,054	17,755
5.725% due 09/10/2018	9,680	10,450
5.780% due 08/01/2027	49	55
5.820% due 07/01/2027	1,933	2,183
5.870% due 07/01/2028	497	560
5.902% due 02/10/2018	2,805	3,107
6.020% due 08/01/2028	510	579
6.070% due 07/01/2026	718	807
6.340% due 03/01/2021	2,580	2,822
6.440% due 02/01/2021	579	633
6.700% due 12/01/2016	747	782
6.900% due 12/01/2020	833	918
6.950% due 11/01/2016	162	170
7.060% due 11/01/2019	411	447
7.150% due 03/01/2017	220	236
7.190% due 12/01/2019	142	156
7.200% due 10/01/2019	238	260
7.220% due 11/01/2020	209	223
7.500% due 04/01/2017	156	165
7.630% due 06/01/2020	1,196	1,328
7.700% due 07/01/2016	60	63
Vendee Mortgage Trust
0.433% due 06/15/2023 (a)	11,188	127
6.500% due 09/15/2024	8,454	9,671
6.514% due 01/15/2030	1,317	1,524

Total U.S. Government Agencies (Cost $82,638,345)		83,184,186

U.S. TREASURY OBLIGATIONS 28.0%
U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2017 (m)	116,729	120,464
0.125% due 04/15/2018	77,204	79,598
0.125% due 01/15/2022	2,592,324	2,562,453
0.125% due 07/15/2022	2,579,192	2,543,125
0.125% due 01/15/2023	294,926	287,138
0.625% due 07/15/2021 (k)	4,925,696	5,132,152
1.125% due 01/15/2021	404,017	435,313
1.250% due 04/15/2014	82,782	83,513
1.250% due 07/15/2020	698,149	764,555
1.375% due 01/15/2020	427,551	469,354
1.750% due 01/15/2028 (k)	2,453,023	2,751,217
2.000% due 07/15/2014	185,886	190,678
2.000% due 01/15/2026	2,372,435	2,741,090
2.375% due 01/15/2025	3,126,757	3,736,719
2.375% due 01/15/2027 (k)	3,049,058	3,673,878
2.500% due 01/15/2029 (k)	2,955,959	3,638,717
3.625% due 04/15/2028 (k)	247,465	342,623
3.875% due 04/15/2029 (k)	518,683	744,817
U.S. Treasury Notes
0.125% due 07/31/2014	1,600	1,600
0.125% due 12/31/2014	100	100
0.250% due 03/31/2014	1,400	1,401
0.250% due 04/30/2014	900	901
0.250% due 05/31/2014	1,200	1,201
0.250% due 06/30/2014	100	100
0.500% due 08/15/2014	700	702
0.625% due 04/30/2018 (k)(m)	437,400	425,286
0.750% due 12/31/2017 (m)	383,300	376,922

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.750% due 02/28/2018 (k)		$4,731,000	$4,640,259
0.750% due 03/31/2018		4,163,500	4,076,325
0.875% due 01/31/2018		1,978,700	1,953,658
0.875% due 07/31/2019 (k)(m)		1,287,500	1,229,713
1.000% due 05/31/2018		531,400	524,737
1.000% due 06/30/2019 (k)(m)		3,049,483	2,940,369
1.000% due 08/31/2019		2,721,060	2,611,793
1.000% due 09/30/2019		1,367,099	1,310,065
1.000% due 11/30/2019		3,845,580	3,669,526
1.125% due 05/31/2019		533,800	519,392
1.125% due 12/31/2019		1,174,300	1,126,411
1.125% due 03/31/2020		588,022	560,550
1.125% due 04/30/2020 (k)		224,171	213,181
1.250% due 04/15/2014		100	101
1.250% due 10/31/2019 (k)		1,244,200	1,208,623
1.250% due 02/29/2020		956,100	920,507
1.375% due 06/30/2018 (k)(m)		239,300	240,020
1.375% due 07/31/2018 (i)		1,375,600	1,378,448
1.375% due 01/31/2020		633,400	615,883
1.375% due 05/31/2020 (k)(m)		135,800	131,089
1.500% due 08/31/2018 (i)		8,711,600	8,772,512
1.875% due 04/30/2014		100	101
2.625% due 04/30/2018		128,300	136,178
2.875% due 03/31/2018		172,800	185,328
3.375% due 11/15/2019		6,600	7,243

Total U.S. Treasury Obligations (Cost $72,105,754)			70,077,629

MORTGAGE-BACKED SECURITIES 6.3%
7 WTC Depositor LLC Trust
4.082% due 03/13/2031		4,181	4,371
ABN AMRO Mortgage Corp.
5.500% due 01/25/2034		367	375
Adjustable Rate Mortgage Trust
0.719% due 11/25/2035		44	36
1.329% due 03/25/2035		10,000	7,829
2.467% due 01/25/2035		594	591
2.611% due 07/25/2035		2,426	2,204
2.723% due 11/25/2035 ^		1,021	821
2.769% due 09/25/2035		4,460	3,508
2.806% due 11/25/2035		8,913	8,127
2.830% due 03/25/2035		6,847	6,333
2.865% due 09/25/2035		553	486
2.916% due 08/25/2035		5,530	5,108
2.941% due 01/25/2036		4,104	3,463
3.149% due 03/25/2036		418	329
3.199% due 07/25/2035		8,096	7,407
4.974% due 01/25/2036		12,363	11,445
5.129% due 10/25/2035		18,111	16,495
American Home Mortgage Assets Trust
0.299% due 10/25/2046		24,688	17,975
0.369% due 05/25/2046		33,974	24,019
0.369% due 09/25/2046		19,948	13,407
0.389% due 10/25/2046		20,524	13,021
0.853% due 02/25/2047		44,576	25,343
1.079% due 11/25/2046		75,614	40,762
1.093% due 10/25/2046		22,655	16,168
1.113% due 09/25/2046		5,997	4,138
2.790% due 11/25/2035 ^		15,696	11,276
American Home Mortgage Investment Trust
0.479% due 02/25/2045		2,285	2,236
0.919% due 10/25/2034		33	33
1.873% due 09/25/2045		15,986	15,124
1.998% due 09/25/2035		382	380
2.123% due 12/25/2035		3,763	2,709
2.123% due 11/25/2045 ^		12,339	9,801
2.173% due 10/25/2034		18,095	17,892
2.393% due 02/25/2045		14,261	14,204
Arkle Master Issuer PLC
1.963% due 05/17/2060		60,700	61,934
Arran Residential Mortgages Funding PLC
1.626% due 05/16/2047	EUR	293,323	402,642
Banc of America Alternative Loan Trust
0.579% due 05/25/2035		$1,830	1,309
5.000% due 08/25/2019		750	774
5.500% due 06/25/2037		2,522	1,861
6.000% due 11/25/2035		2,321	2,004
6.000% due 07/25/2046		4,110	3,389

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Banc of America Commercial Mortgage Trust
5.369% due 10/10/2045	$9,200	$9,541
5.414% due 09/10/2047	15,400	16,905
5.449% due 01/15/2049	707	710
5.451% due 01/15/2049	5,410	5,957
5.634% due 04/10/2049	1,042	1,057
5.793% due 04/10/2049	9,454	10,601
5.857% due 06/10/2049	21,782	24,220
5.924% due 05/10/2045	29,100	31,946
Banc of America Funding Corp.
0.279% due 04/25/2037	583	398
0.370% due 10/20/2036	21,036	13,833
0.370% due 10/20/2046 ^	5,246	3,886
0.390% due 04/20/2047	8,901	6,606
0.420% due 04/20/2035	2,155	1,884
0.470% due 05/20/2035	1,678	1,103
0.480% due 02/20/2035	1,805	1,747
0.579% due 05/25/2037	5,186	3,484
2.666% due 05/25/2035	152,186	154,600
2.685% due 02/20/2036	4,983	4,970
2.688% due 03/20/2035	2,049	2,066
2.853% due 02/20/2036	2,069	1,633
2.858% due 11/20/2034	1,578	1,468
2.871% due 03/20/2036	1,456	1,300
2.941% due 11/20/2034	8,533	8,291
3.067% due 11/20/2035 ^	2,975	2,729
5.320% due 05/20/2036	9,311	8,698
5.380% due 05/20/2036	10,424	10,168
5.500% due 09/25/2034	16,046	16,508
5.500% due 09/25/2035	18,545	18,999
5.500% due 01/25/2036	6,354	6,250
5.540% due 04/20/2036	11,192	9,846
5.553% due 03/20/2036	651	615
5.555% due 05/20/2036 ^	4,944	4,465
5.568% due 01/20/2047 ^	221	177
5.714% due 09/20/2034	926	939
5.737% due 10/20/2046	6,585	5,890
5.750% due 07/20/2036	5,500	5,350
5.750% due 09/25/2036	4,985	4,956
5.753% due 10/25/2036 ^	1,503	1,228
5.797% due 10/20/2046 ^	3,459	2,738
5.837% due 01/25/2037	1,226	932
5.888% due 04/25/2037	3,946	3,511
6.000% due 09/25/2036 ^	13,791	12,432
6.000% due 09/25/2036	12,748	12,441
Banc of America Large Loan Trust
2.482% due 11/15/2015	463,511	464,417
Banc of America Mortgage Trust
0.879% due 11/25/2035	1,003	926
2.623% due 07/25/2034	285	287
2.733% due 07/25/2035	4,201	3,950
2.739% due 07/25/2035	3,082	2,926
2.748% due 07/25/2033	176	178
2.771% due 09/25/2033	1,639	1,645
2.775% due 08/25/2035	18,526	16,951
2.799% due 06/25/2035	6,000	5,501
2.867% due 05/25/2034	1,281	1,257
2.870% due 05/25/2035	23,317	20,566
2.875% due 05/25/2033	1,849	1,832
2.875% due 03/25/2035	15,760	14,945
2.910% due 04/25/2034	236	237
2.928% due 02/25/2036 ^	2,540	2,165
2.944% due 02/25/2035	3,691	3,650
2.964% due 01/25/2036	7,107	5,834
2.991% due 01/25/2035	3,207	3,143
3.053% due 12/25/2033	2,363	2,368
3.065% due 12/25/2035 ^	10,970	9,916
3.104% due 11/25/2034	3,184	3,153
3.105% due 11/25/2035	1,823	1,678
3.164% due 11/25/2034	2,597	2,252
3.438% due 07/20/2032	855	861
4.869% due 11/25/2034	1,674	1,638
5.060% due 02/25/2035	3,343	3,251
5.220% due 07/25/2035	1,844	1,823
5.311% due 04/25/2035	2,986	2,890
5.500% due 12/25/2020	882	918
5.500% due 11/25/2035	940	944
5.500% due 05/25/2037	1,120	949
6.000% due 10/25/2036 ^	8,339	7,390
6.000% due 07/25/2046 ^	3,399	3,098
6.500% due 10/25/2031	71	75
6.500% due 09/25/2033	3,303	3,422
Banc of America Re-REMIC Trust
5.665% due 02/17/2051	91,308	99,751
5.694% due 06/24/2050	35,400	38,818
6.118% due 02/15/2051	40,000	44,817
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
4.742% due 07/10/2043	78	78
4.811% due 12/10/2042	10	10
4.933% due 07/10/2045	250	264

10	See Accompanying Notes

September 30, 2013

(Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.115% due 10/10/2045	$200	$214
5.743% due 06/10/2039	372	377
Bayview Commercial Asset Trust
0.609% due 08/25/2034	590	545
BCAP LLC Trust
0.320% due 11/26/2036	8,541	6,351
0.340% due 11/26/2036	30,000	20,210
0.349% due 01/25/2037 ^	56,810	40,198
0.350% due 09/26/2035	3,539	3,484
0.350% due 08/26/2046	3,000	2,441
0.510% due 11/26/2035	16,355	13,417
0.920% due 01/26/2047	25,771	21,562
2.630% due 10/26/2036	7,358	6,377
2.667% due 02/26/2036	11,505	11,321
2.917% due 05/26/2036	16,203	12,113
3.510% due 03/26/2037	6,203	6,201
4.836% due 07/26/2037	24,894	22,766
5.000% due 01/26/2021	12,001	12,594
5.238% due 03/26/2037	36,522	33,708
5.250% due 06/26/2036	83,507	74,484
5.250% due 09/26/2036	24,766	21,855
5.250% due 04/26/2037	88,820	81,839
5.250% due 06/26/2037	9,486	9,476
5.250% due 08/26/2037	16,004	16,255
5.500% due 11/25/2034	14,203	14,894
BCRR Trust
5.858% due 07/17/2040	10,000	10,782
Bear Stearns Adjustable Rate Mortgage Trust
2.210% due 08/25/2035	2,071	2,078
2.320% due 08/25/2035	131	132
2.343% due 04/25/2033	4,237	4,212
2.370% due 02/25/2036	11,467	11,144
2.420% due 02/25/2036 ^	20,672	13,914
2.430% due 10/25/2035	36,502	35,327
2.459% due 04/25/2033	1,874	1,891
2.473% due 04/25/2034	4,720	4,645
2.573% due 04/25/2033	162	165
2.575% due 01/25/2035	47	44
2.578% due 08/25/2033	37	36
2.600% due 03/25/2035	14,276	14,456
2.604% due 08/25/2033	669	678
2.636% due 10/25/2033	31	31
2.655% due 11/25/2034	1,424	1,415
2.674% due 10/25/2035	121,625	119,447
2.693% due 05/25/2033	1,163	1,164
2.706% due 08/25/2035	20,046	17,948
2.729% due 02/25/2033	1,153	1,170
2.735% due 11/25/2030	2,779	2,806
2.751% due 08/25/2035 ^	7,413	6,181
2.757% due 04/25/2033	875	872
2.768% due 11/25/2034	7,010	6,923
2.770% due 05/25/2034	17	16
2.793% due 03/25/2035	1,924	1,927
2.797% due 03/25/2035	5,555	5,278
2.831% due 02/25/2047	7,288	5,668
2.832% due 05/25/2034	94	90
2.842% due 09/25/2034	3,200	2,985
2.842% due 03/25/2035	4,865	4,363
2.872% due 05/25/2047 ^	45,157	36,824
2.875% due 04/25/2034	75	73
2.901% due 01/25/2034	45	43
2.904% due 04/25/2034	2,539	2,506
2.907% due 07/25/2034	422	409
2.960% due 02/25/2033	99	89
2.960% due 01/25/2034	2,649	2,636
2.974% due 02/25/2034	2,432	2,375
2.984% due 01/25/2035	1,300	1,263
3.040% due 05/25/2034	18	18
3.080% due 01/25/2034	3,929	3,946
3.123% due 01/25/2035	279	276
3.169% due 11/25/2034	3,477	3,546
3.179% due 12/25/2035	4,430	4,386
4.636% due 07/25/2034	1,245	1,257
5.280% due 08/25/2035	32,154	32,703
5.380% due 02/25/2036	3,086	2,866
Bear Stearns Alt-A Trust
0.339% due 02/25/2034	4,620	4,510
0.339% due 01/25/2047	7,586	4,180
0.349% due 08/25/2036	6,990	3,915
0.379% due 02/25/2034	64	41
0.499% due 08/25/2036	24,620	15,965
0.619% due 04/25/2035	2,483	2,232
0.659% due 02/25/2036	3,346	2,356
0.679% due 03/25/2035	739	723
0.859% due 09/25/2034	1,336	1,315
0.879% due 09/25/2034	3,392	3,271

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.390% due 10/25/2033	$129	$120
2.405% due 02/25/2034	170	168
2.434% due 01/25/2036 ^	19,907	13,806
2.449% due 03/25/2036	29,121	20,344
2.475% due 12/25/2033	2,318	2,331
2.484% due 04/25/2035	21	19
2.540% due 08/25/2036 ^	6,877	2,834
2.638% due 11/25/2036	88	59
2.645% due 09/25/2034	1,554	1,358
2.667% due 05/25/2035	131,074	121,635
2.678% due 11/25/2036	2,171	1,516
2.725% due 02/25/2036 ^	2,127	1,376
2.735% due 09/25/2035	53,673	44,512
2.750% due 03/25/2036 ^	14,798	9,963
2.771% due 03/25/2036	8,723	5,497
2.778% due 02/25/2034	4,926	4,891
2.804% due 08/25/2036 ^	110	76
2.952% due 05/25/2036	15,070	8,522
3.007% due 01/25/2035	4,095	3,259
4.577% due 11/25/2036 ^	547	383
5.111% due 11/25/2035 ^	10,770	8,247
5.401% due 12/25/2046 ^	1,380	1,027
Bear Stearns Commercial Mortgage Securities Trust
4.715% due 02/11/2041	2,656	2,670
4.825% due 11/11/2041	10,000	10,340
4.868% due 09/11/2042	17,825	17,993
4.871% due 09/11/2042	100	106
4.980% due 02/11/2041	97	98
5.116% due 02/11/2041	900	942
5.331% due 02/11/2044	51,225	56,260
5.382% due 12/11/2040	9,701	9,782
5.405% due 12/11/2040	565	604
5.468% due 06/11/2041	64	65
5.610% due 03/11/2039	13,950	15,089
5.703% due 06/11/2050	1,036	1,074
5.831% due 09/11/2038	197	199
5.846% due 06/11/2040	2,343	2,387
5.856% due 09/11/2038	300	330
5.898% due 06/11/2040	13,097	14,778
7.000% due 05/20/2030	6,809	7,588
Bear Stearns Mortgage Securities, Inc.
2.493% due 06/25/2030	27	28
Bear Stearns Structured Products, Inc.
2.564% due 01/26/2036	5,355	4,151
2.759% due 12/26/2046	4,459	2,739
Bella Vista Mortgage Trust
0.430% due 05/20/2045	48	37
Chase Mortgage Finance Trust
2.665% due 03/25/2037	13,899	12,378
2.705% due 09/25/2036	1,374	1,125
2.717% due 02/25/2037	88	88
2.718% due 09/25/2036	177	148
2.721% due 02/25/2037	1,186	1,169
2.820% due 02/25/2037	144	144
2.823% due 02/25/2037	2,767	2,622
2.842% due 02/25/2037	948	926
2.856% due 12/25/2035	39,746	35,116
2.875% due 02/25/2037	9,251	8,550
2.885% due 12/25/2035	6,743	6,028
4.409% due 03/25/2037	11,650	9,576
4.907% due 01/25/2036 ^	24,591	22,902
5.056% due 12/25/2035	4,732	4,575
5.338% due 03/25/2037	462	423
5.500% due 12/25/2022	12,138	12,335
5.500% due 03/25/2037	64	64
6.000% due 11/25/2036 ^	3,369	2,882
6.000% due 02/25/2037 ^	2,072	1,850
6.000% due 03/25/2037 ^	15,452	13,477
Chaseflex Trust
0.329% due 06/25/2036	5,823	5,453
0.519% due 08/25/2037	16,731	11,222
0.679% due 06/25/2035	4,372	2,950
6.000% due 02/25/2037 ^	3,403	2,861
Chevy Chase Funding LLC
0.359% due 05/25/2036	2,693	2,164
0.409% due 05/25/2036	10,457	8,474
Citicorp Mortgage Securities, Inc.
4.750% due 02/25/2020	1,692	1,694
5.500% due 08/25/2022	488	495
5.500% due 12/25/2022	225	226
5.500% due 02/25/2026	587	603
5.500% due 04/25/2037	2,061	2,072
5.750% due 09/25/2037	2,053	2,048
6.000% due 06/25/2036	7,206	7,308
6.000% due 08/25/2036	2,407	2,395
6.000% due 04/25/2037	48,531	47,624
6.000% due 05/25/2037	5,189	5,170

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Citigroup Commercial Mortgage Trust
5.431% due 10/15/2049	$350	$386
5.885% due 12/10/2049	500	517
5.951% due 03/15/2049	425	466
Citigroup Mortgage Loan Trust, Inc.
0.249% due 01/25/2037	983	525
0.979% due 08/25/2035	4,549	3,583
1.940% due 09/25/2035	5,618	5,588
2.270% due 09/25/2035	15,114	14,959
2.290% due 09/25/2035	47,696	46,928
2.510% due 10/25/2035	40,608	39,507
2.540% due 05/25/2035	296	288
2.550% due 10/25/2035	17,033	16,467
2.569% due 07/25/2046 ^	7,952	6,230
2.622% due 08/25/2035	51,051	50,425
2.663% due 05/25/2035	3,753	3,720
2.686% due 09/25/2034	1,116	1,107
2.691% due 12/25/2035 ^	3,438	2,298
2.782% due 07/25/2037 ^	77	64
2.810% due 02/25/2034	4,356	4,265
2.890% due 09/25/2037 ^	52,365	42,577
5.094% due 09/25/2035	64,225	61,293
5.297% due 08/25/2035	10,530	10,289
5.467% due 04/25/2037	5,571	4,901
5.500% due 11/25/2035 ^	3,971	3,624
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.205% due 12/11/2049	2,112	2,114
5.322% due 12/11/2049	34,250	37,924
5.393% due 07/15/2044	900	960
5.484% due 01/15/2046	300	323
5.485% due 01/15/2046	67,010	72,344
5.617% due 10/15/2048	3,720	4,086
CitiMortgage Alternative Loan Trust
5.750% due 07/25/2022	2,901	2,985
6.000% due 09/25/2036	1,005	828
6.000% due 06/25/2037	2,426	1,948
6.000% due 06/25/2037 ^	13,471	10,815
Collateralized Mortgage Obligation Trust
8.000% due 09/20/2021	168	187
Collateralized Mortgage Securities Corp.
8.000% due 08/25/2017	5	5
Commercial Mortgage Loan Trust
6.209% due 12/10/2049	43,265	48,821
Commercial Mortgage Pass-Through Certificates
0.362% due 06/15/2022	13,895	13,702
0.660% due 12/10/2046 (a)	67,774	65
5.116% due 06/10/2044	250	265
5.543% due 12/11/2049	19,400	21,468
Community Program Loan Trust
4.500% due 04/01/2029	19,882	20,124
Countrywide Alternative Loan Trust
0.319% due 04/25/2047	16,909	13,325
0.339% due 12/25/2046 ^	6,683	5,873
0.349% due 11/25/2036	8,877	7,287
0.349% due 01/25/2037 ^	2,174	1,730
0.349% due 06/25/2046	3,265	2,572
0.349% due 05/25/2047	65,176	53,053
0.359% due 05/25/2047	8,101	6,219
0.360% due 02/20/2047	1,283	855
0.369% due 08/25/2046	102,838	68,651
0.369% due 09/25/2046 ^	27,835	18,112
0.369% due 10/25/2046	27,007	25,035
0.370% due 09/20/2046	39,888	27,016
0.370% due 03/20/2047	63,562	44,355
0.375% due 12/20/2046	90,587	61,034
0.379% due 05/25/2036	2,445	1,747
0.379% due 06/25/2037	15	12
0.379% due 04/25/2047	13,227	9,466
0.389% due 05/25/2035	265	216
0.389% due 07/25/2046	5,762	4,668
0.390% due 03/20/2046	2,666	1,834
0.390% due 05/20/2046	1,573	1,035
0.390% due 07/20/2046 ^	29,735	16,693
0.429% due 09/25/2046 ^	966	186
0.429% due 10/25/2046 ^	334	105
0.439% due 07/25/2035	5,280	4,326
0.439% due 12/25/2035	1,749	1,536
0.439% due 07/25/2036	30,528	15,906
0.439% due 07/25/2046 ^	659	154
0.449% due 05/25/2036 ^	198	32
0.459% due 12/25/2035	44	35
0.459% due 02/25/2037	4,661	3,391
0.459% due 10/25/2046	11,000	6,852
0.469% due 11/25/2035	1,739	1,137
0.509% due 09/25/2035	2,431	1,831

See Accompanying Notes	11

Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.510% due 11/20/2035	$37,629	$28,023
0.529% due 09/25/2035	3,028	2,444
0.529% due 05/25/2037 ^	398	263
0.559% due 08/25/2036	4,885	4,842
0.629% due 08/25/2033	55	54
0.629% due 09/25/2034	137	137
0.729% due 08/25/2034	74	65
0.729% due 10/25/2036 ^	6,608	4,203
0.759% due 06/25/2034	4,840	4,618
0.879% due 10/25/2035	3,288	2,582
0.964% due 08/25/2046	21,842	15,072
0.979% due 12/25/2035	5,021	3,912
1.099% due 12/25/2035	1,056	754
1.153% due 02/25/2036	914	735
1.179% due 08/25/2035	27,493	20,460
1.253% due 08/25/2035	365	237
1.279% due 02/25/2036 ^	10,273	8,176
1.479% due 10/25/2035	42,523	34,382
1.543% due 11/25/2035	2,028	1,437
1.553% due 08/25/2035	2,821	2,434
2.083% due 11/25/2035	879	641
2.897% due 02/25/2037 ^	42,635	36,276
3.889% due 08/25/2036	106	106
4.901% due 10/25/2035 ^	2,095	1,734
5.000% due 08/25/2019	58	58
5.000% due 01/25/2035	26	27
5.250% due 10/25/2033	9,719	10,034
5.250% due 06/25/2035	1,381	1,193
5.361% due 11/25/2035 ^	2,125	1,601
5.500% due 06/25/2035	17,000	15,411
5.500% due 11/25/2035	6,691	5,834
5.500% due 11/25/2035 ^	6,437	5,560
5.500% due 12/25/2035	4,319	3,750
5.750% due 03/25/2037 ^	2,150	1,685
6.000% due 10/25/2032	353	346
6.000% due 10/25/2033	612	642
6.000% due 12/25/2033	13	13
6.000% due 02/25/2034	12	13
6.000% due 03/25/2035	484	411
6.000% due 03/25/2036	14,676	11,709
6.000% due 04/25/2036 ^	2,649	2,186
6.000% due 05/25/2036	3,087	2,377
6.000% due 05/25/2036 ^	2,742	2,121
6.000% due 06/25/2036	562	486
6.000% due 08/25/2036 ^	6,595	5,378
6.000% due 01/25/2037 ^	10,711	8,766
6.000% due 01/25/2037	10,171	8,325
6.000% due 02/25/2037 ^	8,794	6,292
6.000% due 02/25/2037	861	672
6.000% due 03/25/2037 ^	4,176	3,343
6.000% due 04/25/2037	3,691	2,791
6.000% due 08/25/2037	1,492	1,313
6.000% due 08/25/2037 ^	10,924	9,451
6.250% due 12/25/2033	213	227
6.250% due 11/25/2036	4,959	4,197
6.250% due 11/25/2036 ^	1,334	1,142
6.250% due 08/25/2037 ^	5,298	4,225
6.500% due 05/25/2036 ^	5,336	4,046
6.500% due 09/25/2036	2,282	1,869
Countrywide Home Loan Mortgage Pass-Through Trust
0.379% due 04/25/2046	11,775	8,883
0.409% due 05/25/2035	12,804	10,480
0.469% due 04/25/2035	17,939	14,949
0.479% due 05/25/2035	3,305	2,776
0.499% due 03/25/2035	457	347
0.509% due 02/25/2035	1,843	1,577
0.519% due 02/25/2035	388	334
0.519% due 06/25/2035	5,529	4,824
0.519% due 03/25/2036	598	260
0.529% due 02/25/2036 ^	219	60
0.579% due 08/25/2018	477	463
0.679% due 10/25/2033	5,026	5,094
0.719% due 02/25/2035	599	560
0.719% due 03/25/2035	1,288	1,198
0.939% due 09/25/2034	27	25
1.113% due 04/25/2046 ^	10,520	5,380
1.952% due 06/19/2031	129	129
2.243% due 07/25/2034	3,371	3,315
2.250% due 07/19/2031	27	26
2.423% due 02/20/2036	40	31
2.551% due 04/20/2035	12	12
2.565% due 06/20/2034	1,220	1,137
2.656% due 03/25/2037 ^	1,460	978
2.662% due 05/20/2036	24,542	16,338
2.666% due 08/25/2034	6,451	5,967
2.672% due 11/19/2033	505	489

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.673% due 05/20/2036	$3,196	$2,368
2.692% due 11/20/2034	479	447
2.699% due 07/20/2034	957	932
2.722% due 02/20/2035	18,116	17,225
2.764% due 11/20/2034	7,076	6,940
2.783% due 02/20/2036	26,786	23,434
2.797% due 09/25/2047 ^	4,962	4,099
2.799% due 04/20/2036 ^	4,343	3,403
2.805% due 12/19/2033	112	114
2.823% due 08/25/2034	310	280
2.842% due 02/25/2047 ^	1,773	1,403
2.859% due 11/25/2034	10,021	9,290
2.868% due 10/19/2032	57	51
4.500% due 09/25/2035	5,754	5,444
4.889% due 10/25/2035 ^	8,619	7,247
4.953% due 04/25/2035 ^	9,234	8,111
4.976% due 10/20/2035	2,245	1,857
5.033% due 01/20/2035	2,739	2,685
5.130% due 02/20/2036 ^	552	480
5.250% due 04/25/2035	1,211	1,209
5.500% due 12/25/2034	17,890	18,434
5.500% due 01/25/2035	955	986
5.500% due 03/25/2035	6,229	6,312
5.500% due 04/25/2035	1,014	1,012
5.500% due 05/25/2035	12,862	12,791
5.500% due 09/25/2035	10,138	9,691
5.500% due 09/25/2035 ^	6,115	5,997
5.500% due 10/25/2035	11,133	10,293
5.500% due 10/25/2035 ^	2,110	2,059
5.500% due 11/25/2035	17,854	16,562
5.500% due 11/25/2035 ^	1,855	1,771
5.500% due 04/25/2038	8,540	8,432
5.750% due 12/25/2035	293	270
5.750% due 02/25/2037 ^	4,282	3,755
5.750% due 07/25/2037	2,391	2,283
6.000% due 05/25/2036	5,482	5,035
6.000% due 12/25/2036	462	414
6.000% due 02/25/2037	30,777	29,527
6.000% due 03/25/2037 ^	1,776	1,619
6.000% due 07/25/2037	2,601	2,283
6.000% due 08/25/2037	16,955	15,307
6.000% due 09/25/2037	1,338	1,284
6.250% due 09/25/2036	3,088	2,742
6.250% due 09/25/2036 ^	12,601	11,193
6.500% due 01/25/2034	595	620
6.500% due 11/25/2034	2,168	2,267
7.500% due 11/25/2034	1,130	1,225
7.500% due 06/25/2035	2,984	3,110
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039	199,800	212,862
5.383% due 02/15/2040	4,190	4,517
5.448% due 01/15/2049	944	946
5.460% due 09/15/2039	72,159	79,086
5.467% due 09/15/2039	28,261	30,913
5.567% due 02/15/2039	751	764
5.872% due 06/15/2039	3,274	3,610
Credit Suisse First Boston Mortgage Securities Corp.
0.822% due 03/25/2032	640	584
0.919% due 06/25/2034	1,040	1,008
1.928% due 10/25/2033	102	101
2.315% due 06/25/2032	45	37
2.334% due 06/25/2033	101	99
2.385% due 07/25/2033	5,596	5,566
2.455% due 08/25/2033	640	636
2.459% due 04/25/2034	21	21
2.619% due 09/25/2034	4,693	4,756
2.647% due 05/25/2034	5,335	5,292
4.823% due 06/25/2032	22	22
4.832% due 04/15/2037	10,553	11,018
5.100% due 08/15/2038	200	212
5.104% due 08/15/2038	245	258
5.500% due 09/25/2035	11,630	11,284
5.500% due 10/25/2035	3,327	3,242
6.000% due 11/25/2035 ^	50	41
6.500% due 04/25/2033	1,035	1,051
7.500% due 05/25/2032	120	125
7.500% due 12/25/2032	3	3
Credit Suisse Mortgage Capital Certificates
0.352% due 10/15/2021	4,764	4,745
0.412% due 10/15/2021	9,939	9,905
2.569% due 04/26/2038	2,500	2,430
5.111% due 11/26/2035	4,721	4,945
5.274% due 07/27/2037	20,496	14,034
5.383% due 02/15/2040	289	312
5.467% due 09/18/2039	24,325	26,706
5.467% due 12/18/2043	44,349	48,690

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.509% due 04/15/2047		$40,150	$43,377
5.695% due 09/15/2040		21,500	24,123
5.857% due 06/10/2049		35,315	39,276
5.915% due 12/18/2049		117,426	132,521
CSAB Mortgage-Backed Trust
5.684% due 12/25/2036		2,618	1,691
5.720% due 09/25/2036		2,716	2,078
6.172% due 06/25/2036 ^		4,144	2,787
CSMC Mortgage-Backed Trust
5.579% due 04/25/2037 ^		1,679	968
5.863% due 02/25/2037 ^		4,360	2,575
6.000% due 07/25/2036		2,631	2,030
6.000% due 04/25/2037		3,283	2,952
7.000% due 08/25/2037		11,316	7,349
DBUBS Mortgage Trust
3.386% due 07/10/2044		49,500	51,906
3.742% due 11/10/2046		371	391
Deco Pan Europe PLC
0.495% due 01/27/2018	EUR	9,299	12,415
DECO Series
0.669% due 01/27/2020	GBP	11,122	17,195
Deutsche ALT-A Securities, Inc.
0.279% due 08/25/2037		$15,667	10,751
0.299% due 08/25/2036		9,529	6,528
0.319% due 08/25/2037		72,568	55,636
0.319% due 07/25/2047		29,422	24,340
0.329% due 02/25/2047		12,325	8,255
0.359% due 06/25/2037 ^		40,141	31,034
0.379% due 02/25/2047		14,576	10,435
0.509% due 02/25/2036		34,811	23,299
2.920% due 10/25/2035		4,528	4,486
5.000% due 10/25/2018		169	175
5.067% due 10/25/2035		7,739	6,715
5.500% due 12/25/2035 ^		3,072	2,627
Deutsche ALT-B Securities, Inc.
0.279% due 10/25/2036 ^		20	11
5.869% due 10/25/2036 ^		2,416	1,803
5.886% due 10/25/2036 ^		2,416	1,804
6.005% due 10/25/2036 ^		1,812	1,363
6.300% due 07/25/2036 ^		2,581	1,670
Deutsche Mortgage Securities, Inc.
5.233% due 06/26/2035		20,581	20,836
DLJ Mortgage Acceptance Corp.
6.502% due 08/01/2021		119	96
Downey Savings & Loan Association Mortgage Loan Trust
0.361% due 04/19/2047 ^		2,345	536
1.001% due 09/19/2044		207	190
2.641% due 07/19/2044		56	55
Drexel Burnham Lambert CMO Trust
9.500% due 11/20/2017		3	3
EMF-NL
1.019% due 04/17/2041	EUR	9,689	11,191
1.219% due 10/17/2041		28,138	37,905
Eurosail PLC
1.719% due 10/17/2040		4,324	5,754
First Horizon Alternative Mortgage Securities
0.679% due 06/25/2035		$8,979	7,085
2.222% due 04/25/2035		4,265	4,155
2.230% due 08/25/2034		1,467	1,414
2.238% due 09/25/2035		8,097	7,228
2.277% due 08/25/2035		5,035	4,455
2.279% due 03/25/2035		104	82
2.290% due 01/25/2037		15,566	11,625
2.316% due 06/25/2034		10,034	9,655
2.316% due 06/25/2036		9,035	6,883
5.500% due 05/25/2035		6,464	6,112
5.500% due 06/25/2035		8,625	7,950
6.000% due 07/25/2036 ^		5,392	4,601
6.250% due 08/25/2037 ^		1,538	1,323
First Horizon Asset Securities, Inc.
5.500% due 12/25/2035 ^		244	236
First Horizon Mortgage Pass-Through Trust
0.449% due 02/25/2035		55	50
2.445% due 11/25/2037		11,454	9,840
2.509% due 06/25/2035		3,574	3,469
2.545% due 02/25/2034		68	69
2.556% due 06/25/2035		5,623	5,460
2.561% due 01/25/2037 ^		150	129
2.568% due 08/25/2034		1,746	1,739
2.597% due 10/25/2035		12,968	11,175
2.603% due 10/25/2035		2,770	2,686
2.614% due 05/25/2035		1,236	1,070
2.614% due 08/25/2035		4,893	4,602
2.634% due 04/25/2035		7,162	7,194
5.000% due 11/25/2035		5,008	4,555
5.084% due 06/25/2035		13,478	12,943

12	See Accompanying Notes

September 30, 2013

(Unaudited)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.152% due 11/25/2034		$7,658	$7,649
5.250% due 05/25/2021		766	696
5.267% due 10/25/2036		2,136	1,974
5.347% due 09/25/2035		8,439	8,344
5.500% due 01/25/2035		1,492	1,476
5.750% due 02/25/2036		1,626	1,622
6.250% due 11/25/2036		13,318	13,525
First Nationwide Mortgage-Backed Pass-Through Trust
6.750% due 08/21/2031		254	264
First Republic Mortgage Loan Trust
0.482% due 08/15/2032		331	319
0.532% due 11/15/2031		295	291
0.582% due 11/15/2032		54	50
0.659% due 06/25/2030		1,160	1,146
0.682% due 11/15/2030		44	44
Fosse Master Issuer PLC
1.419% due 10/18/2054	EUR	5,181	7,071
1.519% due 10/18/2054		3,109	4,235
1.619% due 10/18/2054		11,055	14,964
FREMF Mortgage Trust
0.200% due 09/25/2043 (a)		$1,122,438	13,066
4.018% due 01/25/2047		100	94
Fund America Investors Corp.
2.254% due 06/25/2023		23	24
GE Capital Commercial Mortgage Corp.
5.489% due 11/10/2045		978	982
GMAC Commercial Mortgage Securities, Inc.
5.301% due 08/10/2038		3,325	3,406
GMAC Mortgage Corp. Loan Trust
3.250% due 06/25/2034		41	41
3.434% due 06/19/2035		574	546
3.449% due 06/25/2034		45	43
3.474% due 04/19/2036		13,061	11,546
5.099% due 05/25/2035		5,014	4,926
GMAC Mortgage Securities, Inc.
7.430% due 12/01/2021		81	79
8.950% due 08/20/2017		23	24
Granite Master Issuer PLC
0.307% due 12/20/2054	EUR	8,912	11,918
0.327% due 12/17/2054		1,390	1,859
0.327% due 12/20/2054		13,842	18,513
0.347% due 12/20/2054		12,994	17,371
0.360% due 12/17/2054		$3,725	3,677
0.360% due 12/20/2054		111	110
0.380% due 12/20/2054		51,495	50,722
0.440% due 12/20/2054		3,185	3,137
0.681% due 12/20/2054	GBP	2,112	3,367
0.711% due 12/20/2054		46,418	74,020
0.712% due 12/17/2054		18,134	28,903
0.731% due 12/20/2054		32,910	52,467
0.811% due 12/20/2054		15,809	25,213
Granite Mortgages PLC
0.798% due 06/20/2044		10,426	16,716
0.838% due 03/20/2044		400	639
0.838% due 06/20/2044		11,387	18,172
0.878% due 09/20/2044		2,551	4,090
0.890% due 01/20/2044		4,156	6,663
Great Hall Mortgages PLC
0.353% due 03/18/2039	EUR	2,898	3,605
0.382% due 06/18/2039		$35,009	31,718
0.648% due 03/18/2039	GBP	84,436	125,730
0.658% due 06/18/2039		22,725	33,684
Greenpoint Mortgage Funding Trust
0.379% due 10/25/2046		$863	479
0.379% due 12/25/2046 ^		749	314
0.399% due 06/25/2045		1,067	931
0.449% due 04/25/2036 ^		192	23
0.449% due 11/25/2045		556	439
0.519% due 10/25/2046		772	261
Greenwich Capital Commercial Funding Corp.
0.322% due 11/05/2021		796	788
4.799% due 08/10/2042		2,700	2,793
5.224% due 04/10/2037		64,453	68,569
5.381% due 03/10/2039		9,260	9,494
5.444% due 03/10/2039		84,441	93,591
GS Mortgage Securities Trust
1.456% due 03/06/2020		41,517	41,583
2.999% due 08/10/2044		30	31
4.761% due 07/10/2039		10,225	10,697
5.396% due 08/10/2038		46	47
5.506% due 04/10/2038		35	36
5.553% due 04/10/2038		70	76
GSMPS Mortgage Loan Trust
0.529% due 03/25/2035		3,417	2,919
0.529% due 09/25/2035		9,432	7,891
7.500% due 06/25/2043		4,478	4,682

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
GSR Mortgage Loan Trust
0.479% due 07/25/2035		$397	$320
0.529% due 01/25/2034		156	151
1.890% due 04/25/2032		148	138
1.940% due 03/25/2033		34	34
2.462% due 06/25/2034		801	796
2.594% due 12/25/2034		4,464	4,432
2.636% due 11/25/2035		6,216	5,347
2.660% due 11/25/2035		33,767	32,551
2.661% due 09/25/2035		90,233	89,920
2.663% due 09/25/2035		200	196
2.778% due 05/25/2034		2,658	2,627
2.786% due 05/25/2035		28,425	25,722
2.796% due 01/25/2036 ^		326	303
2.810% due 04/25/2035		12,913	12,756
2.825% due 04/25/2035		652	619
2.834% due 04/25/2035		5,564	5,470
2.863% due 04/25/2036		151	140
2.870% due 03/25/2037 ^		13,319	10,570
3.014% due 01/25/2035		5,124	5,051
3.372% due 07/25/2035		9,800	9,042
5.000% due 05/25/2036		2,293	2,183
5.000% due 05/25/2037		20	19
5.050% due 11/25/2035		80,328	79,059
5.250% due 07/25/2035		3,191	3,173
5.385% due 05/25/2035		6,031	6,054
5.500% due 06/25/2035		8,000	8,240
5.500% due 07/25/2035		1,798	1,805
5.500% due 06/25/2036		5,385	5,008
5.500% due 01/25/2037		12,060	11,850
5.750% due 02/25/2036		2,845	2,957
5.750% due 02/25/2037		6,375	6,040
6.000% due 08/25/2021		403	401
6.000% due 03/25/2032		18	18
6.000% due 11/25/2035 ^		11,940	11,151
6.000% due 01/25/2037		12,421	11,420
6.000% due 03/25/2037		17,273	15,354
6.000% due 05/25/2037		8,706	8,060
6.250% due 09/25/2036		2,144	1,912
6.500% due 09/25/2036		6,493	5,668
Harborview Mortgage Loan Trust
0.311% due 04/19/2038		19,851	15,541
0.331% due 01/25/2047		5,161	3,871
0.361% due 07/19/2046		37,045	24,071
0.369% due 07/21/2036		4,574	3,434
0.371% due 09/19/2037		25,598	20,362
0.371% due 01/19/2038		8,795	7,013
0.381% due 09/19/2046		7,252	5,336
0.391% due 11/19/2036		164	119
0.401% due 05/19/2035		2,489	2,042
0.421% due 06/19/2035		2,354	1,926
0.421% due 03/19/2036		13,119	8,802
0.461% due 02/19/2036		12,014	8,535
0.481% due 04/19/2034		1,596	1,538
0.491% due 11/19/2035		21,455	16,971
0.501% due 01/19/2035		2,479	2,071
0.520% due 06/20/2035		5,722	5,242
0.531% due 01/19/2035		5,564	3,837
0.581% due 11/19/2034		218	157
0.741% due 06/19/2034		1,607	1,558
0.901% due 01/19/2035		631	582
0.921% due 02/19/2034		4	4
1.179% due 11/25/2047		3,076	2,668
2.373% due 06/19/2034		5,456	5,410
2.562% due 04/19/2034		58	58
2.595% due 05/19/2033		78	78
2.624% due 06/19/2036		9,959	6,909
2.749% due 07/19/2035		829	710
2.784% due 07/19/2035		124	112
2.787% due 06/19/2036 ^		6,470	4,296
2.804% due 06/19/2045		19,955	12,333
5.126% due 08/19/2036 ^		3,435	2,838
Hercules Eclipse PLC
0.749% due 10/25/2018	GBP	24,547	36,899
Holmes Master Issuer PLC
1.568% due 10/15/2054	EUR	132,461	180,204
1.618% due 10/15/2054		100	136
HomeBanc Mortgage Trust
0.359% due 12/25/2036		$6,415	5,413
0.439% due 01/25/2036		5,012	4,129
0.449% due 10/25/2035		56,902	48,483
0.919% due 12/25/2034		7,172	6,628
1.039% due 08/25/2029		3,546	3,272
2.509% due 04/25/2037 ^		3,964	2,187
5.477% due 04/25/2037 ^		6,867	5,445

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Homestar Mortgage Acceptance Corp.
0.629% due 07/25/2034		$4,123	$4,062
HSI Asset Securitization Corp. Trust
0.399% due 11/25/2035		22,740	13,932
Impac CMB Trust
0.819% due 10/25/2033		263	257
0.919% due 11/25/2034		2,839	2,746
0.939% due 10/25/2033		48	46
0.959% due 10/25/2034		1,348	1,283
1.179% due 07/25/2033		1,032	953
4.736% due 09/25/2034		397	400
Impac Secured Assets Trust
0.349% due 01/25/2037		7,608	5,668
0.979% due 11/25/2034		876	816
3.082% due 07/25/2035		1,993	1,604
IndyMac Adjustable Rate Mortgage Trust
1.755% due 01/25/2032		502	475
1.784% due 01/25/2032		79	75
2.197% due 08/25/2031		421	419
IndyMac Mortgage Loan Trust
0.319% due 04/25/2037		11,085	9,941
0.339% due 04/25/2037		3,402	2,851
0.359% due 02/25/2037		28,268	19,643
0.359% due 07/25/2047		13,242	8,522
0.369% due 04/25/2037		1,574	1,017
0.369% due 09/25/2046		22,049	17,476
0.379% due 11/25/2046		857	438
0.379% due 06/25/2047		11,611	8,584
0.389% due 04/25/2046		7,554	5,885
0.389% due 05/25/2046		192	159
0.419% due 04/25/2035		1,888	1,598
0.419% due 07/25/2035		3,791	3,269
0.419% due 06/25/2037		13,315	11,111
0.479% due 07/25/2035		21,447	17,979
0.479% due 11/25/2035 ^		976	570
0.479% due 06/25/2037 ^		1,585	772
0.959% due 05/25/2034		16	14
0.979% due 11/25/2034		79	67
2.389% due 01/25/2036		9,887	7,748
2.431% due 08/25/2035		112	96
2.452% due 01/25/2035		220	195
2.454% due 06/25/2037		10,783	5,628
2.481% due 01/25/2036		16,831	15,372
2.485% due 07/25/2037		2,215	1,367
2.541% due 10/25/2034		5,756	5,568
2.541% due 12/25/2034		2,191	2,006
2.559% due 02/25/2035		736	622
2.595% due 03/25/2036		5,187	3,630
2.681% due 04/25/2037		11,849	8,687
2.690% due 01/25/2036		1,318	1,090
2.782% due 06/25/2035 ^		1,845	1,585
2.943% due 05/25/2036		5,247	3,755
4.646% due 06/25/2036		1,941	1,796
4.656% due 09/25/2035		2,312	2,050
4.656% due 09/25/2035 ^		645	44
4.694% due 08/25/2035		18,394	15,151
4.694% due 08/25/2035 ^		1,029	847
4.876% due 10/25/2035		1,107	940
4.958% due 04/25/2037 ^		25,513	18,557
5.282% due 08/25/2036		3,244	3,169
5.528% due 08/25/2037		19,855	17,998
Isobel Finance PLC
3.058% due 10/17/2038	GBP	1,306	2,108
Jamaica Housing Development AID Bond
0.708% due 10/01/2018		$3,549	3,396
JPMorgan Alternative Loan Trust
0.289% due 09/25/2036 ^		8,256	6,302
0.319% due 03/25/2037		2,829	1,687
0.349% due 08/25/2036		24,331	18,531
3.287% due 05/25/2037 ^		12,707	9,218
5.600% due 12/25/2036		3,672	3,197
5.735% due 05/26/2037		58,708	49,952
5.750% due 12/25/2036		18,802	13,554
6.050% due 11/25/2036 ^		2,936	2,321
JPMorgan Chase Commercial Mortgage Securities Trust
2.749% due 11/15/2043		663	684
3.341% due 07/15/2046		8,100	8,485
3.616% due 11/15/2043		400	422
3.673% due 02/15/2046		32,700	34,469
3.853% due 06/15/2043		25,856	26,896
4.070% due 11/15/2043		600	632
4.388% due 02/15/2046		400	434
4.608% due 06/15/2043		2,000	2,179
4.625% due 03/15/2046		56	56
4.657% due 01/15/2042		1,533	1,534
4.678% due 07/15/2042		4,514	4,533

See Accompanying Notes	13

Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.918% due 10/15/2042	$199	$211
4.936% due 08/15/2042	200	212
5.038% due 03/15/2046	485	505
5.298% due 05/15/2047	3,108	3,123
5.336% due 05/15/2047	173,058	190,613
5.399% due 05/15/2045	2,235	2,450
5.419% due 01/12/2043	24,984	26,774
5.420% due 01/15/2049	73,659	81,556
5.440% due 06/12/2047	4,130	4,570
5.878% due 02/12/2049	2,954	3,175
5.882% due 02/15/2051	33,040	37,214
5.895% due 02/12/2049	79,566	89,159
6.002% due 06/15/2049	3,500	3,944
6.056% due 04/15/2045	43,365	47,700
JPMorgan Mortgage Trust
2.105% due 11/25/2033	35	34
2.347% due 07/27/2037	23,795	20,225
2.498% due 08/25/2035	11,451	11,138
2.557% due 10/25/2035	1,598	1,282
2.615% due 10/25/2035	26,445	25,574
2.633% due 10/25/2035	29,185	28,361
2.663% due 10/25/2035	3,952	3,382
2.686% due 10/25/2036	9,283	7,459
2.695% due 08/25/2035 ^	6,559	6,138
2.712% due 04/25/2036	9,594	9,018
2.718% due 08/25/2036	8,264	7,008
2.731% due 06/25/2035	1,038	991
2.737% due 07/25/2035	2,041	2,032
2.758% due 08/25/2035	3,867	3,820
2.758% due 02/25/2036	245	234
2.782% due 05/25/2036	8,910	7,959
2.799% due 07/25/2035	4,982	4,911
2.801% due 07/25/2035	5,702	5,672
2.812% due 07/25/2035	18,777	18,941
2.818% due 07/25/2035	7,807	7,755
2.818% due 02/25/2036	45,200	39,203
2.836% due 07/25/2035	2,730	2,663
2.907% due 07/25/2035	3,059	3,069
2.920% due 10/25/2036	60,539	50,417
4.025% due 04/25/2035	553	551
4.058% due 02/25/2035	5,034	5,082
4.387% due 02/25/2034	1,388	1,370
5.000% due 08/25/2020	6,025	6,228
5.031% due 04/25/2037	1,122	1,013
5.090% due 06/25/2035	17,384	17,633
5.100% due 06/25/2035	12,170	12,301
5.140% due 11/25/2035	8,162	7,792
5.147% due 09/25/2035	1,449	1,423
5.207% due 04/25/2036	11,105	9,905
5.254% due 07/25/2035	1,502	1,552
5.500% due 03/25/2022	2,064	2,050
5.500% due 07/25/2036	2,772	2,523
5.632% due 10/25/2036	320	294
5.750% due 01/25/2036 ^	6,718	6,175
6.000% due 01/25/2037 ^	34,446	28,873
6.500% due 07/25/2036	7,018	6,078
6.500% due 08/25/2036 ^	1,819	1,586
JPMorgan Resecuritization Trust
2.218% due 05/27/2037	11,499	10,435
2.785% due 05/27/2036	7,486	7,399
Lanark Master Issuer PLC
1.662% due 12/22/2054	4,100	4,170
Lavender Trust
6.250% due 10/26/2036	6,701	6,981
LB Mortgage Trust
8.529% due 01/20/2017	2,731	2,838
LB-UBS Commercial Mortgage Trust
4.568% due 01/15/2031	207	209
4.739% due 07/15/2030	200	209
4.742% due 02/15/2030	45	47
5.300% due 11/15/2038	375	396
5.430% due 02/15/2040	32,356	35,661
5.858% due 07/15/2040	85	94
5.866% due 09/15/2045	37,689	42,270
Leek Finance Ltd.
0.470% due 12/21/2038	207	209
Lehman Mortgage Trust
0.499% due 08/25/2036 ^	19,276	13,659
5.000% due 12/25/2035 ^	1,257	1,189
5.500% due 01/25/2036	2,537	2,181
6.363% due 04/25/2036	2,297	2,198
Lehman XS Trust
0.299% due 07/25/2037	12,343	7,503
0.339% due 03/25/2047	14,671	9,811
1.079% due 08/25/2047	18,889	12,652

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Luminent Mortgage Trust
0.339% due 11/25/2036 ^		$552	$395
0.349% due 12/25/2036		16,869	12,126
0.359% due 12/25/2036		5,812	3,907
0.379% due 02/25/2046		128	87
0.379% due 10/25/2046		5,626	4,646
0.419% due 04/25/2036		23,377	14,603
Mall Funding PLC
1.190% due 04/22/2017	GBP	8,700	13,818
MASTR Adjustable Rate Mortgages Trust
0.389% due 04/25/2046		$10,311	7,375
0.389% due 05/25/2047		3,169	2,444
0.419% due 05/25/2037		1,889	1,283
0.479% due 05/25/2047 ^		897	376
2.355% due 07/25/2035		3,123	2,653
2.469% due 05/25/2034		300	295
2.500% due 10/25/2032		1,228	1,224
2.623% due 11/21/2034		35,199	36,497
2.675% due 03/25/2035		1,018	834
2.841% due 12/25/2033		336	333
2.842% due 12/25/2034		11,764	11,533
MASTR Alternative Loan Trust
0.579% due 03/25/2036		9,493	2,015
MASTR Asset Securitization Trust
5.500% due 09/25/2033		1,285	1,364
5.750% due 05/25/2036		17,859	17,436
MASTR Reperforming Loan Trust
0.539% due 07/25/2035		5,873	5,021
7.000% due 08/25/2034		3,783	3,939
7.000% due 05/25/2035		1,087	1,037
MASTR Seasoned Securitization Trust
6.197% due 09/25/2017		2,317	2,414
6.500% due 08/25/2032		11,130	12,219
Mellon Residential Funding Corp.
0.622% due 12/15/2030		1,602	1,557
0.662% due 06/15/2030		9,927	9,847
0.882% due 11/15/2031		6,100	6,029
0.922% due 09/15/2030		1,698	1,649
1.042% due 08/15/2032		220	214
1.062% due 11/15/2031		119	97
2.609% due 10/20/2029		3,288	3,297
Merrill Lynch Alternative Note Asset Trust
0.289% due 03/25/2037		1,467	603
0.349% due 02/25/2037		6,621	5,759
0.479% due 03/25/2037		3,882	1,637
2.842% due 06/25/2037 ^		2,536	1,581
Merrill Lynch Floating Trust
0.720% due 07/09/2021		95,534	95,198
Merrill Lynch Mortgage Investors Trust
0.389% due 02/25/2036		10,851	9,940
0.429% due 11/25/2035		2,775	2,536
0.429% due 08/25/2036		939	870
0.449% due 04/25/2035		1,964	1,889
0.459% due 08/25/2035		3,703	3,632
0.639% due 04/25/2029		337	321
0.679% due 05/25/2029		188	182
0.799% due 10/25/2028		173	167
0.839% due 06/25/2028		2,256	2,256
0.839% due 11/25/2029		668	645
0.873% due 04/25/2029		1,767	1,696
0.919% due 03/25/2028		134	132
0.959% due 03/25/2028		66	65
1.057% due 10/25/2028		93	89
1.093% due 11/25/2029		890	865
1.179% due 10/25/2035		1,786	1,738
1.897% due 12/25/2032		729	727
2.067% due 01/25/2029		580	589
2.153% due 04/25/2035		698	693
2.313% due 02/25/2033		48	46
2.380% due 10/25/2035		15,622	15,621
2.429% due 05/25/2036		11,098	10,811
2.475% due 06/25/2035		24,661	24,047
2.477% due 12/25/2035		2,968	2,697
2.497% due 02/25/2036		7,809	7,252
2.499% due 08/25/2034		2,187	2,262
2.511% due 02/25/2034		20	20
2.534% due 02/25/2035		16,788	16,841
2.591% due 12/25/2035		2,986	2,736
2.623% due 12/25/2034		150	153
2.633% due 09/25/2035		11,923	11,801
2.648% due 07/25/2035		1,154	1,018
2.921% due 06/25/2037		2,639	2,470
2.959% due 05/25/2033		24	25
3.346% due 05/25/2033		6,510	6,175
4.989% due 12/25/2035		8,841	8,400
5.099% due 09/25/2035		34,307	32,710

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.250% due 08/25/2036		$18,925	$19,533
6.720% due 11/15/2026		8	8
Merrill Lynch Mortgage Trust
4.949% due 07/12/2038		6,296	6,487
5.204% due 09/12/2042		27,661	28,838
5.941% due 06/12/2050		499	504
6.045% due 06/12/2050		13,851	14,220
Merrill Lynch Mortgage-Backed Securities Trust
4.852% due 04/25/2037 ^		10,511	8,592
Merrill Lynch/Countrywide Commercial Mortgage Trust
0.812% due 12/12/2049 (a)		87,287	677
5.172% due 12/12/2049		7,165	7,833
5.414% due 07/12/2046		300	328
5.485% due 03/12/2051		33,890	37,515
5.700% due 09/12/2049		51,307	57,537
5.810% due 06/12/2050		29,150	32,616
6.093% due 08/12/2049		8,832	9,982
Morgan Stanley Capital Trust
3.884% due 09/15/2047		2,010	2,124
4.700% due 07/15/2056		99	102
5.168% due 01/14/2042		200	207
5.378% due 11/14/2042		300	319
5.439% due 02/12/2044		14,941	15,139
5.569% due 12/15/2044		26,700	28,945
5.597% due 03/12/2044		700	753
5.610% due 04/15/2049		14,184	14,313
5.649% due 12/15/2044		942	973
5.692% due 04/15/2049		58,600	65,240
5.760% due 04/12/2049		1,339	1,360
5.852% due 12/12/2049		87	88
Morgan Stanley Dean Witter Capital, Inc.
5.500% due 04/25/2017		11	11
Morgan Stanley Mortgage Loan Trust
0.439% due 03/25/2036		4,051	2,847
0.459% due 01/25/2036		24,417	16,994
0.469% due 12/25/2035		92	71
0.489% due 01/25/2035		21	20
0.499% due 01/25/2035		10,090	9,455
1.079% due 02/25/2036		212	176
2.262% due 06/25/2036		3,267	2,996
2.373% due 07/25/2035		4,022	3,550
2.489% due 07/25/2035		1,364	1,151
2.530% due 11/25/2037		22,635	17,329
2.918% due 09/25/2035		6,918	5,641
4.963% due 06/25/2036		21,608	15,391
5.701% due 02/25/2047		3,209	2,515
6.000% due 10/25/2037 ^		3,263	2,537
Morgan Stanley Re-REMIC Trust
5.250% due 05/26/2037		44,965	41,933
5.993% due 08/12/2045		139,437	155,335
5.993% due 08/15/2045		81,900	91,238
MortgageIT Trust
0.479% due 08/25/2035		8,246	7,772
0.569% due 02/25/2035		1,943	1,769
New York Mortgage Trust
2.840% due 05/25/2036		27,836	24,228
Newgate Funding PLC
0.824% due 12/15/2050	EUR	107,200	134,538
1.117% due 12/15/2050	GBP	15,540	25,154
Nomura Asset Acceptance Corp.
0.399% due 05/25/2035		$457	454
0.679% due 05/25/2035		4,000	2,527
2.570% due 10/25/2035		206	184
5.239% due 02/25/2036 ^		834	686
5.820% due 03/25/2047		2,088	2,099
6.138% due 03/25/2047		1,918	1,928
7.000% due 02/19/2030		1,589	1,586
7.500% due 03/25/2034		1,307	1,416
Nomura Resecuritization Trust
0.624% due 08/27/2047		96,791	91,607
Opera Finance PLC
0.408% due 01/15/2015	EUR	13,679	18,214
0.711% due 02/02/2017	GBP	25,007	39,928
Pacific Collateralized Mortgage Obligation Trust
8.000% due 03/20/2018		$6	7
Paine Webber CMO Trust
8.625% due 09/01/2018		1	1
Paragon Mortgages PLC
0.749% due 10/15/2041	GBP	2,376	3,406
0.873% due 05/15/2041		26,091	38,577
0.889% due 04/16/2035		5,851	8,699
Permanent Master Issuer PLC
1.518% due 07/15/2042	EUR	29,400	40,038
1.918% due 07/15/2042		7,900	10,866
PHH Alternative Mortgage Trust
0.339% due 02/25/2037		$14,112	11,136

14	See Accompanying Notes

September 30, 2013

(Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Prime Mortgage Trust
0.579% due 02/25/2019	$101	$100
0.579% due 02/25/2034	4,265	4,030
0.679% due 02/25/2035	16,555	15,186
5.000% due 02/25/2019	4	4
Provident Funding Mortgage Loan Trust
2.514% due 04/25/2034	5,973	5,936
2.589% due 04/25/2034	1,278	1,275
2.599% due 10/25/2035	4,225	4,204
RBSSP Resecuritization Trust
0.404% due 10/27/2036	5,318	4,017
0.424% due 08/27/2037	7,613	5,503
0.454% due 09/27/2037	9,301	4,705
0.514% due 02/27/2037	6,229	4,846
3.000% due 06/26/2037	4,429	4,470
5.500% due 02/26/2036	814	810
Regal Trust
2.454% due 09/29/2031	411	379
Resecuritization Mortgage Trust
0.430% due 04/26/2021	1	1
Residential Accredit Loans, Inc. Trust
0.279% due 05/25/2037	25,945	17,275
0.309% due 02/25/2037	24,385	19,832
0.319% due 01/25/2037	13,959	11,427
0.329% due 02/25/2037	5,978	4,558
0.329% due 02/25/2047	45,944	26,475
0.359% due 05/25/2036	30,752	23,075
0.359% due 09/25/2036	6,152	4,398
0.359% due 06/25/2046	106,882	46,218
0.364% due 12/25/2036	72	50
0.369% due 07/25/2036	7,640	5,584
0.369% due 08/25/2036	14,392	10,866
0.369% due 09/25/2036	127	91
0.369% due 12/25/2036	7,212	5,097
0.379% due 10/25/2046	20,967	12,176
0.389% due 04/25/2046	20,945	9,716
0.429% due 08/25/2037	8,861	6,244
0.449% due 02/25/2046	3,861	2,206
0.479% due 08/25/2035	951	742
0.484% due 09/25/2046	370	72
0.509% due 03/25/2037	2,189	798
0.579% due 01/25/2033	18	18
0.579% due 11/25/2036 ^	3,718	2,248
0.719% due 03/25/2034	1,833	1,803
0.829% due 07/25/2033	138	131
0.953% due 09/25/2046 ^	6,846	3,957
1.513% due 09/25/2045	423	348
3.062% due 04/25/2035	10,697	10,368
3.201% due 08/25/2035 ^	1,657	977
3.633% due 09/25/2035 ^	1,793	1,368
3.697% due 12/25/2035	25,089	19,697
3.748% due 02/25/2036 ^	1,770	1,207
3.764% due 01/25/2036 ^	18,181	13,418
5.250% due 09/25/2020	19,197	19,101
5.500% due 06/25/2034	5,814	5,770
5.750% due 01/25/2034	5,746	5,932
6.000% due 06/25/2036	114	89
6.000% due 08/25/2036	5,179	3,941
6.000% due 11/25/2036 ^	4,954	3,783
6.250% due 03/25/2037 ^	4,156	2,834
6.500% due 09/25/2037 ^	4,537	3,379
Residential Asset Mortgage Products Trust
8.500% due 10/25/2031	434	474
Residential Asset Securitization Trust
0.579% due 01/25/2046 ^	20,586	9,490
0.629% due 12/25/2036 ^	722	261
0.679% due 03/25/2035	15,969	12,302
5.000% due 08/25/2019	3,132	3,230
5.500% due 08/25/2034	165	169
5.500% due 06/25/2035	1,100	970
5.750% due 02/25/2036 ^	1,561	1,271
6.000% due 04/25/2037	636	564
6.250% due 10/25/2036 ^	779	597
6.500% due 08/25/2036	1,982	1,307
6.500% due 09/25/2036	2,076	1,469
Residential Funding Mortgage Securities, Inc. Trust
0.579% due 07/25/2018	77	75
2.951% due 11/25/2035	2,018	1,744
3.063% due 09/25/2035 ^	227	184
3.354% due 02/25/2036 ^	6,358	5,517
4.000% due 07/27/2037	21,501	17,578
5.250% due 07/25/2035	5,282	5,343
5.330% due 06/25/2035	2,787	2,747
5.500% due 12/25/2034	1,600	1,651
6.000% due 06/25/2036 ^	4,027	3,717
6.000% due 07/25/2036 ^	4,897	4,428

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
6.000% due 10/25/2036		$21,225	$19,437
6.000% due 06/25/2037		2,113	1,890
6.500% due 03/25/2032		277	293
ResLoc U.K. PLC
0.737% due 12/15/2043	GBP	4,647	6,212
RFMSI Series
3.501% due 02/25/2037		$1,671	1,289
RMAC Securities PLC
0.375% due 06/12/2044	EUR	3,415	4,231
0.668% due 06/12/2044	GBP	51,813	76,624
Royal Bank of Scotland Capital Funding Trust
5.223% due 08/16/2048		$48,438	52,752
5.331% due 02/16/2044		21,173	23,017
5.336% due 05/16/2047		29,124	32,102
5.420% due 01/16/2049		28,804	32,061
5.467% due 09/16/2039		8,327	9,106
5.692% due 04/16/2049		26,300	29,406
5.695% due 09/16/2040		7,500	8,414
6.068% due 09/17/2039		2,600	2,893
6.123% due 02/16/2051		42,211	46,539
6.209% due 12/16/2049		37,000	41,290
Salomon Brothers Mortgage Securities, Inc.
0.679% due 05/25/2032		75	68
7.000% due 12/25/2018		59	64
Santa Barbara Savings and Loan Association
9.500% due 11/20/2018		66	71
Sears Mortgage Securities
12.000% due 02/25/2014		1	1
Securitized Asset Sales, Inc.
0.624% due 11/26/2023		104	86
Sequoia Mortgage Trust
0.380% due 07/20/2036		6,027	5,441
0.390% due 06/20/2036		3,842	3,288
0.530% due 07/20/2033		389	385
0.629% due 05/20/2034		5,304	4,929
0.840% due 06/20/2033		40	40
0.881% due 10/19/2026		251	250
0.940% due 10/20/2027		194	189
0.953% due 05/20/2034		1,075	1,039
0.980% due 10/20/2027		2,233	2,151
0.998% due 02/20/2034		3,567	3,443
1.055% due 09/20/2033		1,644	1,568
2.467% due 01/20/2047 ^		4,824	4,111
2.642% due 09/20/2046		10,456	8,768
2.651% due 04/20/2035		18,147	17,998
5.262% due 01/20/2047		6,712	5,937
Silenus European Loan Conduit Ltd.
0.376% due 05/15/2019	EUR	19,415	24,946
Structured Adjustable Rate Mortgage Loan Trust
0.399% due 05/25/2037		$262	186
0.399% due 06/25/2037		22,479	18,458
0.479% due 09/25/2034		3,596	3,099
0.479% due 10/25/2035		2,854	2,645
0.479% due 08/25/2036		13,865	10,276
0.499% due 10/25/2035		18,466	15,667
0.659% due 06/25/2035		511	507
1.559% due 01/25/2035		392	291
1.873% due 10/25/2037 ^		1,329	799
2.378% due 03/25/2034		4,139	4,093
2.448% due 09/25/2034		58	59
2.460% due 06/25/2035		4,204	3,993
2.485% due 02/25/2034		4,314	4,327
2.486% due 12/25/2035		5,555	4,051
2.486% due 04/25/2036		6,879	6,013
2.498% due 09/25/2035		4,597	4,373
2.504% due 08/25/2034		1,986	1,962
2.507% due 07/25/2034		2,509	2,489
2.513% due 12/25/2034		205	198
2.520% due 08/25/2035		98	90
2.527% due 04/25/2035		7,529	7,032
2.539% due 03/25/2034		166	163
2.548% due 05/25/2034		319	316
2.548% due 01/25/2035		2,041	1,867
2.550% due 04/25/2034		5,982	5,979
2.569% due 09/25/2034		2,063	2,074
2.588% due 01/25/2036 ^		3,113	2,959
2.603% due 11/25/2034		1,521	1,403
2.608% due 05/25/2036		11,840	9,391
2.708% due 09/25/2036 ^		33,178	20,400
2.852% due 11/25/2035 ^		1,202	907
2.858% due 02/25/2036 ^		24,948	20,493
4.893% due 11/25/2036 ^		6,144	5,920
5.050% due 04/25/2036 ^		10,908	8,750
5.061% due 05/25/2036		5,793	5,442
5.197% due 01/25/2036 ^		28,220	22,130
5.232% due 07/25/2035 ^		11,008	9,711

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.276% due 03/25/2036 ^		$1,548	$1,305
5.535% due 09/25/2036 ^		5,313	5,226
5.536% due 02/25/2036 ^		2,066	1,682
Structured Asset Mortgage Investments Trust
0.299% due 08/25/2036		27,326	19,227
0.309% due 03/25/2037		4,615	3,380
0.349% due 03/25/2037 ^		751	194
0.369% due 06/25/2036		1,204	927
0.369% due 07/25/2046		43,197	32,193
0.389% due 04/25/2036		1,304	911
0.389% due 08/25/2036		8,971	6,291
0.389% due 05/25/2046		221	163
0.399% due 05/25/2036		48	30
0.399% due 05/25/2046		14,976	7,839
0.399% due 09/25/2047		300	196
0.409% due 05/25/2045		1,243	1,006
0.431% due 07/19/2035		11,544	10,598
0.439% due 05/25/2046 ^		304	41
0.479% due 08/25/2036		1,100	355
0.489% due 12/25/2035		5,940	4,443
0.761% due 07/19/2034		28	28
0.841% due 09/19/2032		6,017	5,853
0.841% due 10/19/2034		882	868
0.881% due 03/19/2034		11	11
1.021% due 10/19/2033		1,106	949
3.201% due 05/25/2022		555	571
9.154% due 06/25/2029		50	53
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
1.888% due 05/25/2032		195	188
2.204% due 07/25/2032		563	555
2.340% due 01/25/2032		1,381	1,225
2.445% due 03/25/2033		1,694	1,692
2.465% due 01/25/2034		6,583	6,359
2.477% due 06/25/2033		76	75
2.584% due 02/25/2032		942	954
2.616% due 06/25/2033		4,039	4,035
2.653% due 10/28/2035		439	417
2.708% due 11/25/2033		361	357
5.000% due 05/25/2035		13,195	13,554
5.500% due 06/25/2035		4,378	4,322
5.750% due 02/25/2035		27,045	27,132
7.314% due 04/15/2027		33	34
7.500% due 10/25/2036 ^		4,755	4,489
Structured Mortgage Asset Residential Trust
6.950% due 07/25/2024		30	31
Suntrust Adjustable Rate Mortgage Loan Trust
2.863% due 01/25/2037 ^		12,848	11,939
Suntrust Alternative Loan Trust
0.829% due 12/25/2035 ^		13,270	10,314
5.750% due 12/25/2035 ^		8,724	7,940
TBW Mortgage-Backed Trust
5.630% due 01/25/2037		1,119	740
5.970% due 09/25/2036		5,583	1,371
6.015% due 07/25/2037		2,149	1,759
6.500% due 07/25/2036		7,658	4,106
Thornburg Mortgage Securities Trust
0.879% due 12/25/2033		2,462	2,447
1.429% due 06/25/2047		49,070	44,277
2.462% due 10/25/2043		804	790
2.556% due 09/25/2047 ^		112,820	97,557
5.082% due 10/25/2046		321,628	315,082
5.636% due 07/25/2036		214,020	209,626
5.750% due 06/25/2047		66,912	63,501
5.800% due 03/25/2037		35,054	32,158
6.091% due 09/25/2037		10,396	10,231
Titan Europe PLC
0.790% due 10/23/2016	GBP	3,521	5,528
Wachovia Bank Commercial Mortgage Trust
0.262% due 06/15/2020		$6,141	6,064
0.355% due 06/15/2049		184,222	173,348
5.088% due 08/15/2041		10	10
5.090% due 07/15/2042		399	400
5.118% due 07/15/2042		100	106
5.215% due 01/15/2041		429	433
5.342% due 12/15/2043		119,950	132,934
5.416% due 01/15/2045		16,615	18,073
5.500% due 10/15/2048		4,496	4,530
5.509% due 04/15/2047		62,108	68,134
5.559% due 10/15/2048		175,793	192,194
5.931% due 06/15/2049		1,182	1,219
5.936% due 06/15/2049		49,270	54,937
6.123% due 02/15/2051		20,000	22,153
Wachovia Mortgage Loan Trust LLC
2.639% due 08/20/2035		13,225	12,198
2.745% due 10/20/2035		148	145
2.774% due 08/20/2035		16,500	15,886

See Accompanying Notes	15

Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.510% due 03/20/2037 ^	$5,605	$5,085
5.386% due 10/20/2035	2,560	2,524
WaMu Mortgage Pass-Through Certificates
0.399% due 07/25/2046 ^	77	4
0.409% due 04/25/2045	5,388	4,983
0.439% due 11/25/2045	30,006	26,997
0.449% due 12/25/2045	1,396	1,291
0.459% due 11/25/2045	30,551	26,958
0.469% due 07/25/2045	615	571
0.469% due 10/25/2045	60,324	55,552
0.469% due 12/25/2045	26,837	23,732
0.489% due 01/25/2045	1,933	1,798
0.499% due 01/25/2045	5,100	4,731
0.499% due 07/25/2045	319	298
0.509% due 01/25/2045	7,097	6,392
0.548% due 11/25/2034	5,750	5,372
0.558% due 11/25/2034	1,963	1,816
0.589% due 11/25/2045	631	502
0.589% due 12/25/2045	568	476
0.608% due 06/25/2044	3,122	2,767
0.678% due 11/25/2034	954	853
0.853% due 02/25/2047	13,407	10,641
0.853% due 03/25/2047	34,756	26,323
0.893% due 01/25/2047	16,946	13,309
0.903% due 06/25/2047	10,639	8,866
0.913% due 04/25/2047	23,223	20,877
0.923% due 05/25/2047	26,483	22,455
0.963% due 12/25/2046	30,185	28,036
0.963% due 07/25/2047	952	789
0.973% due 12/25/2046	16,170	13,022
1.093% due 05/25/2046	20,368	18,366
1.133% due 06/25/2046	36,105	31,608
1.153% due 08/25/2046	378	322
1.159% due 02/25/2046	3,749	3,449
1.353% due 11/25/2042	749	680
1.355% due 05/25/2041	90	85
1.553% due 06/25/2042	1,426	1,301
1.553% due 08/25/2042	668	610
2.072% due 01/25/2037 ^	9,106	7,286
2.136% due 04/25/2037	6,329	4,941
2.204% due 02/27/2034	7,584	7,526
2.204% due 07/25/2047	7,984	5,633
2.207% due 03/25/2033	37	37
2.221% due 06/25/2037	40,882	33,622
2.350% due 12/25/2036 ^	5,908	4,991
2.373% due 10/25/2035	3,104	2,976
2.382% due 09/25/2036 ^	14,246	12,236
2.397% due 12/25/2036 ^	21,531	18,796
2.402% due 08/25/2046	8,438	7,175
2.411% due 05/25/2035	77,912	73,630
2.418% due 08/25/2034	822	818
2.418% due 08/25/2035	26,545	26,178
2.428% due 09/25/2033	2,087	2,118
2.434% due 02/25/2037 ^	15,749	12,348
2.437% due 09/25/2035	36,945	33,739
2.444% due 04/25/2035	16,103	15,062
2.444% due 08/25/2036 ^	24,978	21,312
2.449% due 06/25/2033	6,499	6,444
2.454% due 05/25/2046	1,896	1,647
2.454% due 07/25/2046	1,715	1,564
2.454% due 08/25/2046	1,005	878
2.454% due 09/25/2046	12,103	11,352
2.454% due 10/25/2046	21,508	19,775
2.454% due 11/25/2046	4,858	4,371
2.454% due 12/25/2046	15,003	13,892
2.455% due 06/25/2034	68	70
2.456% due 09/25/2033	275	276
2.467% due 12/25/2035	40,920	38,028
2.473% due 12/25/2035	24,099	21,897
2.486% due 03/25/2036	23,693	20,912
2.496% due 03/25/2035	5,399	5,314
2.497% due 01/25/2033	312	314
2.539% due 02/25/2037 ^	35,908	31,025
2.543% due 03/25/2037	71,455	66,955
2.547% due 03/25/2034	1,406	1,400
2.744% due 12/25/2035	5,487	5,040
4.233% due 05/25/2037	304	250
4.448% due 12/25/2036 ^	21,170	18,103
4.451% due 05/25/2037 ^	15,121	12,359
4.505% due 03/25/2036	34,063	31,796
4.674% due 02/25/2037 ^	21,662	17,890
4.832% due 08/25/2036 ^	11,338	10,257
4.835% due 04/25/2037	3,470	3,208
4.841% due 01/25/2036	15,389	14,334
4.850% due 02/25/2037	1,271	1,178
4.857% due 07/25/2037 ^	912	863

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.896% due 08/25/2036 ^	$19,674	$17,451
5.256% due 08/25/2035	3,733	3,623
5.904% due 08/25/2046	26,023	23,863
6.000% due 07/25/2034	1,391	1,444
Washington Mutual MSC Mortgage Pass-Through Certificates
0.339% due 02/25/2037	30,157	20,316
0.419% due 01/25/2047 ^	9,873	5,767
0.629% due 04/25/2035	21,010	15,210
0.879% due 12/25/2046	43,226	24,010
0.923% due 04/25/2047 ^	629	129
1.123% due 05/25/2046	8,138	5,320
2.018% due 02/25/2031	3	3
2.090% due 02/25/2033	27	27
2.225% due 05/25/2033	137	136
2.454% due 01/25/2035	687	671
2.494% due 06/25/2033	7,713	7,715
5.500% due 07/25/2035	10,519	10,375
5.500% due 11/25/2035	2,188	1,856
5.500% due 06/25/2037 ^	4,359	4,259
6.000% due 04/25/2036	3,354	2,779
6.000% due 06/25/2037 ^	37,545	31,073
6.268% due 07/25/2036	1,931	996
6.449% due 07/25/2036	3,299	1,701
Wells Fargo Alternative Loan Trust
6.250% due 11/25/2037	8,945	8,199
Wells Fargo Commercial Mortgage Trust
4.393% due 11/15/2043	300	321
Wells Fargo Mortgage-Backed Securities Trust
0.679% due 07/25/2037	3,620	3,055
2.497% due 06/25/2033	711	712
2.612% due 07/25/2036 ^	47,745	45,446
2.618% due 01/25/2035	2,540	2,539
2.619% due 09/25/2033	280	282
2.619% due 01/25/2035	1,457	1,455
2.623% due 12/25/2034	1,806	1,825
2.624% due 12/25/2034	35	36
2.624% due 01/25/2035	12,209	12,029
2.627% due 10/25/2035	27,534	26,428
2.630% due 10/25/2035	18,634	18,388
2.630% due 10/25/2036 ^	14,358	13,066
2.635% due 09/25/2034	441	439
2.636% due 06/25/2035	7,400	7,494
2.636% due 04/25/2036	378	373
2.642% due 03/25/2036	140,429	140,130
2.651% due 03/25/2036	4,429	4,037
2.654% due 06/25/2034	6,755	6,707
2.654% due 05/25/2035	4,317	4,288
2.666% due 06/25/2035	2,672	2,672
2.675% due 03/25/2035	1,584	1,564
2.680% due 03/25/2035	7,456	7,477
2.680% due 04/25/2036 ^	70	66
2.693% due 08/25/2033	450	459
2.693% due 07/25/2036 ^	1,936	1,745
2.701% due 11/25/2034	1,687	1,702
2.701% due 06/25/2035	845	860
2.708% due 04/25/2036	22,139	21,287
2.716% due 02/25/2034	3,815	3,860
2.729% due 03/25/2036	13,084	12,600
2.738% due 09/25/2036 ^	7,040	6,403
4.536% due 12/25/2033	2,507	2,563
4.561% due 12/25/2033	280	284
4.733% due 07/25/2034	54	54
5.000% due 03/25/2036	3,274	3,237
5.004% due 03/25/2036	35,096	34,925
5.162% due 10/25/2035	34,641	34,089
5.250% due 01/25/2034	1,273	1,308
5.250% due 10/25/2035	5,293	5,443
5.342% due 03/25/2036	449	439
5.500% due 11/25/2035	506	514
5.500% due 01/25/2036	7,768	7,376
5.500% due 02/25/2037 ^	2,114	1,950
5.595% due 04/25/2036	22,619	21,377
5.679% due 04/25/2037	12,674	12,053
5.750% due 03/25/2036	8,420	8,350
5.750% due 02/25/2037	1,177	1,141
5.750% due 04/25/2037	8,137	7,717
6.000% due 06/25/2036 ^	9,252	8,556
6.000% due 08/25/2036	17,494	17,904
6.000% due 03/25/2037 ^	6,843	6,426
6.000% due 04/25/2037 ^	3,012	2,914
6.000% due 04/25/2037	5,719	5,532
6.000% due 07/25/2037	39,136	37,777
6.000% due 07/25/2037 ^	4,915	4,706
6.000% due 08/25/2037	27,287	26,258

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
6.250% due 07/25/2037		$580	$551

Total Mortgage-Backed Securities (Cost $14,859,221)			15,830,651

ASSET-BACKED SECURITIES 2.5%
ACA CLO Ltd.
0.516% due 07/25/2018		49,182	48,883
0.516% due 01/20/2021		12,251	12,152
Academic Loan Funding Trust
0.979% due 12/27/2022		30,098	30,381
Access Group, Inc.
1.566% due 10/27/2025		47,018	47,361
Accredited Mortgage Loan Trust
0.309% due 02/25/2037		3,350	3,045
0.439% due 09/25/2036		13,457	9,622
4.330% due 06/25/2033		4,127	3,568
4.980% due 10/25/2033		2,870	2,818
ACE Securities Corp. Home Equity Loan Trust
0.239% due 10/25/2036		24	8
0.339% due 08/25/2036		5,998	2,158
0.379% due 12/25/2036		30,045	10,605
0.399% due 08/25/2036		7,710	2,807
0.619% due 11/25/2035		8,600	5,772
0.729% due 12/25/2045		5,800	3,498
0.859% due 09/25/2035		8,900	6,260
1.154% due 11/25/2033		3,797	3,644
AFC Home Equity Loan Trust
0.889% due 12/22/2027		2	2
ALM Loan Funding
1.064% due 11/20/2020		24,727	24,510
Alzette European CLO S.A.
0.574% due 12/15/2020		2,183	2,175
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.409% due 11/25/2035		5	5
0.481% due 11/25/2034		652	649
0.629% due 03/25/2035		2,224	2,197
0.699% due 05/25/2034		3,786	3,218
3.554% due 11/25/2032		3,748	3,691
4.751% due 11/25/2035		6,674	6,687
AMMC CLO Ltd.
0.487% due 05/03/2018		364	364
Amortizing Residential Collateral Trust
0.719% due 06/25/2032		236	222
0.759% due 07/25/2032		97	88
0.879% due 10/25/2031		139	122
Aquilae CLO PLC
0.572% due 01/17/2023	EUR	21,607	28,794
Argent Securities Trust
0.329% due 06/25/2036		$24,961	9,217
0.329% due 07/25/2036		9,411	3,677
0.329% due 09/25/2036		9,140	3,828
0.419% due 07/25/2036		8,626	3,448
0.449% due 05/25/2036		31,999	11,470
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.379% due 10/25/2035		900	886
1.304% due 11/25/2034		3,663	3,063
Asset-Backed Funding Certificates Trust
0.339% due 01/25/2037		28,221	15,747
0.399% due 01/25/2037		12,252	6,894
0.489% due 12/25/2034		978	952
0.879% due 06/25/2034		2,024	1,910
1.039% due 12/25/2030		1,510	1,491
1.229% due 03/25/2034		6,738	5,232
1.274% due 05/25/2032		1,170	1,073
Asset-Backed Securities Corp. Home Equity Loan Trust
0.259% due 05/25/2037		329	148
0.409% due 11/25/2036		7,500	3,521
0.454% due 09/25/2034		2,027	2,018
0.669% due 07/25/2035		270	271
0.939% due 10/25/2034		1	1
0.989% due 06/25/2034		17,009	15,646
1.229% due 12/25/2034		10,000	8,662
1.532% due 04/15/2033		459	434
Avoca CLO PLC
0.549% due 10/15/2023	EUR	6,899	8,984
0.591% due 09/15/2021		37,363	49,914
Bear Stearns Asset-Backed Securities Trust
0.239% due 01/25/2037		$83	82
0.249% due 12/25/2036		1,157	1,140
0.259% due 10/25/2036		6	6
0.269% due 06/25/2047		3	3
0.289% due 11/25/2036		800	535
0.289% due 02/25/2037		13,774	12,277
0.329% due 01/25/2037		4,455	4,243
0.339% due 01/25/2037		25,163	15,544

16	See Accompanying Notes

September 30, 2013

(Unaudited)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.349% due 05/25/2036 ^		$7,906	$5,344
0.349% due 10/25/2036		16,681	15,202
0.349% due 01/25/2037		17,880	7,886
0.359% due 04/25/2036		15,426	15,231
0.359% due 06/25/2047		10,200	9,462
0.369% due 01/25/2047		3,173	3,143
0.379% due 12/25/2036		23,743	21,504
0.379% due 04/25/2037		16,390	13,371
0.419% due 06/25/2047		7,500	5,887
0.459% due 02/25/2036		87	86
0.459% due 04/25/2036		6,724	5,976
0.499% due 01/25/2047		7,600	6,522
0.529% due 04/25/2037		10,800	4,597
0.579% due 11/25/2034		3,265	2,704
0.579% due 09/25/2046		5,282	4,204
0.819% due 12/25/2034		7	6
0.829% due 08/25/2035		7,000	6,118
0.839% due 10/25/2032		3,037	2,848
0.849% due 06/25/2035		14,000	10,344
0.929% due 09/25/2035		7,067	6,484
0.979% due 10/27/2032		967	900
1.179% due 10/25/2037		513	445
1.179% due 11/25/2042		338	328
1.429% due 08/25/2037		10,086	8,327
2.780% due 06/25/2043		1,289	1,305
2.957% due 07/25/2036		253	236
2.996% due 10/25/2036		225	217
5.500% due 01/25/2034		71	74
Berica Asset-Backed Security SRL
0.521% due 12/30/2055	EUR	45,834	59,467
BNC Mortgage Loan Trust
0.279% due 05/25/2037		$539	511
0.309% due 07/25/2037		5,819	5,355
Bumper S.A.
1.378% due 02/23/2023	EUR	273	371
Callidus Debt Partners CLO Fund Ltd.
0.528% due 04/17/2020		$10,343	10,337
1.016% due 01/21/2021		7,221	7,211
Carrington Mortgage Loan Trust
0.239% due 01/25/2037		1,890	1,304
0.279% due 06/25/2037		814	795
0.339% due 10/25/2036		8,877	4,262
0.419% due 06/25/2036		16,000	8,823
0.419% due 10/25/2036		13,800	5,966
0.429% due 10/25/2036		10,400	5,040
0.439% due 02/25/2037		25,200	15,570
0.499% due 10/25/2035		2,576	2,565
0.559% due 12/25/2035		21,844	19,957
0.639% due 06/25/2035		3,800	3,319
Centex Home Equity Loan Trust
5.590% due 10/25/2035		180	183
Chase Funding Trust
0.739% due 02/25/2033		50	46
0.819% due 08/25/2032		791	717
0.839% due 11/25/2032		23	21
0.919% due 10/25/2032		275	255
4.396% due 02/25/2030		149	150
4.499% due 11/25/2034		12	12
CIT Group Home Equity Loan Trust
1.229% due 09/25/2030		3,768	3,163
3.930% due 03/20/2032		473	484
CIT Mortgage Loan Trust
1.429% due 10/25/2037		929	928
Citibank Omni Master Trust
2.932% due 08/15/2018		87,740	89,595
4.900% due 11/15/2018		175,000	183,249
5.350% due 08/15/2018		25,000	26,041
Citigroup Mortgage Loan Trust, Inc.
0.239% due 07/25/2045		4,481	3,399
0.249% due 05/25/2037		6,367	4,867
0.329% due 10/25/2036		4,375	4,346
0.339% due 09/25/2036		7,111	3,463
0.349% due 07/25/2045		16,200	7,875
0.379% due 05/25/2037		8,000	3,911
0.429% due 08/25/2036		24,500	11,259
0.439% due 09/25/2036		5,344	2,568
0.439% due 07/25/2045		7,717	3,637
0.449% due 05/25/2037		17,700	9,100
0.579% due 11/25/2046		16,119	11,477
1.154% due 11/25/2034		18,867	17,268
5.764% due 01/25/2037		1,934	1,210
ColumbusNova CLO Ltd.
0.513% due 05/16/2019		3,917	3,861
Commercial Industrial Finance Corp.
0.525% due 05/10/2021		10,600	10,348

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Concord Real Estate CDO Ltd.
0.459% due 12/25/2046		$10,444	$10,131
Conseco Finance Home Equity Loan Trust
0.632% due 05/15/2032		34	33
Conseco Finance Securitizations Corp.
6.030% due 03/01/2033		98	101
6.681% due 12/01/2033		184	188
7.490% due 07/01/2031		595	638
Conseco Financial Corp.
6.240% due 12/01/2028		248	257
6.870% due 04/01/2030		455	487
7.140% due 01/15/2029		27	29
Cougar CLO PLC
0.580% due 07/15/2020	EUR	425	569
Countrywide Asset-Backed Certificates
0.299% due 06/25/2047		$28,243	27,579
0.309% due 06/25/2047		2,545	2,516
0.329% due 01/25/2037		13,307	11,642
0.329% due 02/25/2037		26,627	23,610
0.329% due 05/25/2037		28,279	23,411
0.329% due 01/25/2045		17,302	16,862
0.329% due 06/25/2047		61,150	44,307
0.339% due 01/25/2034		4,783	3,875
0.339% due 03/25/2037		13,922	11,941
0.339% due 01/25/2046		5,955	4,887
0.349% due 05/25/2037		53,674	42,225
0.349% due 06/25/2047		13,400	10,278
0.359% due 08/25/2036		1,144	1,111
0.359% due 09/25/2036		4,070	3,929
0.369% due 06/25/2036		12,432	12,025
0.399% due 06/25/2037		11,000	4,781
0.399% due 09/25/2047		64,600	46,627
0.419% due 03/25/2037		14,200	5,473
0.429% due 04/25/2036		10,607	10,361
0.429% due 05/25/2036		4,578	4,527
0.449% due 01/25/2036		4,367	4,074
0.469% due 06/25/2036		13,440	10,230
0.469% due 07/25/2036		7,400	5,215
0.469% due 08/25/2036		12,797	9,383
0.479% due 08/25/2035		5,725	5,356
0.479% due 06/25/2036		9,400	7,216
0.489% due 09/25/2037		7,200	2,523
0.519% due 04/25/2036		10,159	8,502
0.519% due 12/25/2036 ^		77	44
0.529% due 05/25/2036		33,100	30,185
0.549% due 11/25/2033		1	1
0.549% due 12/25/2034		3,649	3,448
0.564% due 11/25/2035		8,521	7,871
0.569% due 11/25/2034		2,652	2,628
0.579% due 08/25/2034		853	795
0.619% due 04/25/2036		4,500	3,096
0.629% due 11/25/2034		914	907
0.629% due 04/25/2036		5,000	3,983
0.639% due 11/25/2035		187	173
0.659% due 12/25/2031		321	227
0.669% due 10/25/2035		6,600	6,478
0.669% due 02/25/2036		7,000	5,870
0.679% due 08/25/2047		34,000	33,272
0.709% due 05/25/2035		3,344	3,338
0.779% due 07/25/2035		19,000	17,429
0.879% due 11/25/2035		2,000	1,752
0.919% due 05/25/2032		22	20
1.154% due 11/25/2034		6,000	4,881
2.579% due 01/25/2034		21,430	16,531
4.693% due 10/25/2035		10,470	10,448
4.740% due 10/25/2035		1,324	1,320
4.805% due 04/25/2036		2,379	2,277
5.103% due 05/25/2035		3,500	3,411
5.159% due 02/25/2036		11,000	9,225
5.493% due 10/25/2046		45,130	38,850
5.526% due 07/25/2036		13,536	13,672
5.539% due 07/25/2036		4,200	3,524
5.714% due 04/25/2047		10,126	7,373
Credit Suisse First Boston Mortgage Securities Corp.
0.799% due 01/25/2032		1,002	916
0.879% due 07/25/2032		54	43
0.919% due 08/25/2032		2,042	1,722
0.979% due 05/25/2043		1,644	1,518
Credit-Based Asset Servicing and Securitization LLC
0.239% due 11/25/2036		165	86
0.249% due 01/25/2037 ^		41	16
0.299% due 07/25/2037		621	365
0.329% due 11/25/2036		15,874	8,393
0.429% due 07/25/2036		10,000	5,872
0.429% due 04/25/2037		1,694	1,060
1.279% due 04/25/2032		296	273

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.427% due 03/25/2037 ^		$7,734	$4,084
4.498% due 08/25/2035		50	51
5.644% due 05/25/2035		1,793	1,819
Delta Funding Home Equity Loan Trust
1.002% due 09/15/2029		210	186
Denver Arena Trust
6.940% due 11/15/2019		1,381	1,416
Dryden Leveraged Loan CDO
0.600% due 01/25/2022	EUR	6,855	9,072
Educational Funding Co. LLC
0.516% due 10/25/2029		$8,892	7,244
Educational Services of America, Inc.
1.116% due 07/25/2023		37,243	37,742
EFS Volunteer LLC
1.116% due 10/26/2026		25,659	25,788
EMC Mortgage Loan Trust
0.629% due 12/25/2042		2,038	1,815
0.629% due 05/25/2043		627	572
0.919% due 05/25/2040		45	43
Equity One ABS, Inc.
0.739% due 11/25/2032		5,126	4,726
Eurocredit CDO BV
0.672% due 02/22/2020	EUR	11,112	14,872
FAB CBO BV
0.724% due 12/31/2078		5,895	7,397
FAB U.S. Ltd.
1.089% due 12/06/2045	GBP	26,505	34,327
Faxtor ABS BV
0.790% due 07/25/2094	EUR	21,717	28,881
Fieldstone Mortgage Investment Trust
0.339% due 11/25/2036		$16,222	8,612
Finance America Mortgage Loan Trust
1.079% due 08/25/2034		2,249	2,140
First Alliance Mortgage Loan Trust
0.940% due 03/20/2031		202	177
First Franklin Mortgage Loan Trust
0.319% due 09/25/2036		1,623	1,387
0.419% due 10/25/2036		8,700	5,351
0.439% due 11/25/2036		3,507	3,399
0.459% due 10/25/2035		518	519
0.609% due 05/25/2035		1,521	1,498
0.649% due 07/25/2035		825	801
0.659% due 12/25/2035		19,600	17,081
0.914% due 12/25/2034		24,319	21,805
1.079% due 03/25/2034		5,751	5,167
1.604% due 10/25/2034		2,383	1,621
First NLC Trust
0.249% due 08/25/2037		1,516	750
0.449% due 02/25/2036		17,296	16,134
0.639% due 05/25/2035		2,253	1,842
Ford Auto Securitization Trust
1.960% due 07/15/2015	CAD	20,310	19,815
Fraser Sullivan CLO Ltd.
0.514% due 03/15/2020		$15,284	15,148
Fremont Home Loan Trust
0.239% due 01/25/2037		48	23
0.329% due 01/25/2037		13,868	6,723
0.349% due 02/25/2036		26,558	19,526
0.349% due 02/25/2037		14,300	7,090
0.419% due 02/25/2037		28,906	14,260
0.429% due 05/25/2036		16,010	7,815
0.509% due 01/25/2036		18,955	11,972
GCO Education Loan Funding Trust
0.342% due 11/25/2020		509	508
GE-WMC Mortgage Securities Trust
0.219% due 08/25/2036		13	5
Globaldrive BV
1.727% due 04/20/2018	EUR	25,907	35,170
GMAC Mortgage Corp. Home Equity Loan Trust
7.000% due 09/25/2037		$158	164
Greenpoint Manufactured Housing
7.270% due 06/15/2029		507	512
8.300% due 10/15/2026		500	548
8.450% due 06/20/2031		31,111	30,002
Grosvenor Place CLO BV
0.552% due 03/28/2023	EUR	84,449	112,793
GSAA Home Equity Trust
0.349% due 09/25/2036		$5,052	2,508
0.409% due 03/25/2036		17,078	14,565
0.479% due 03/25/2037		4,106	2,435
0.479% due 05/25/2047		784	535
0.629% due 08/25/2037		12,606	10,417
4.609% due 06/25/2034		65	67
5.451% due 03/25/2036		17,364	12,908
5.995% due 03/25/2046 ^		23,211	17,625

See Accompanying Notes	17

Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
GSAA Trust
0.549% due 06/25/2035		$8,489	$7,850
GSAMP Trust
0.249% due 12/25/2036		336	163
0.279% due 12/25/2046		21,026	10,816
0.299% due 12/25/2036		9,882	4,860
0.329% due 08/25/2036		33,500	21,152
0.329% due 12/25/2046		4,631	2,397
0.359% due 11/25/2035		606	118
0.409% due 03/25/2047		10,726	4,477
0.419% due 08/25/2036		4,000	2,555
0.449% due 04/25/2036		5,500	2,765
0.519% due 01/25/2035		188	188
0.549% due 03/25/2047		2,000	1,153
0.849% due 06/25/2035		3,632	3,421
0.914% due 09/25/2035 ^		21,815	18,043
1.029% due 02/25/2047		67,100	62,133
1.229% due 06/25/2034		3,334	3,227
Gulf Stream Sextant CLO Ltd.
0.493% due 08/21/2020		5,910	5,898
Halcyon Structured Asset Management Long/Short Ltd.
0.490% due 08/07/2021		131,649	130,449
Harbourmaster CLO BV
0.484% due 06/15/2020	EUR	6,294	8,467
Hewett’s Island CLO Ltd.
0.500% due 12/05/2018		$1,409	1,400
Home Equity Asset Trust
0.349% due 08/25/2036		5,179	5,075
0.364% due 07/25/2037		8,059	7,332
0.669% due 12/25/2035		12,200	10,301
0.779% due 11/25/2032		154	132
Home Equity Mortgage Loan Asset-Backed Trust
0.379% due 07/25/2037		33,600	19,088
0.389% due 04/25/2037		6,600	3,844
0.419% due 11/25/2036		35,326	18,851
0.419% due 04/25/2047		15,000	8,109
0.429% due 03/25/2036		11,503	10,881
1.039% due 10/25/2033		1,000	958
HSBC Home Equity Loan Trust
0.330% due 03/20/2036		8,292	8,148
0.340% due 01/20/2036		5,378	5,262
0.450% due 01/20/2035		1,609	1,594
0.470% due 01/20/2034		31,196	30,711
HSI Asset Loan Obligation Trust
0.239% due 12/25/2036		151	77
HSI Asset Securitization Corp. Trust
0.229% due 10/25/2036		304	150
0.359% due 04/25/2037		54,858	32,722
Hyde Park CDO BV
0.569% due 06/14/2022	EUR	12,803	17,021
ICE EM CLO
0.746% due 08/15/2022		$122,000	117,721
IMC Home Equity Loan Trust
5.412% due 07/25/2026		42	38
7.310% due 11/20/2028		41	41
7.520% due 08/20/2028		42	42
IXIS Real Estate Capital Trust
0.519% due 02/25/2036		331	323
JPMorgan Mortgage Acquisition Trust
0.239% due 03/25/2047		1,229	1,165
0.259% due 08/25/2036		386	141
0.289% due 08/25/2036		67	34
0.329% due 07/25/2036		27,525	13,030
0.339% due 07/25/2036 ^		10,116	4,857
0.369% due 05/25/2035		423	402
0.369% due 03/25/2047		25,812	13,433
0.439% due 05/25/2037		4,600	3,176
0.619% due 09/25/2035		6,718	5,362
Jubilee CDO BV
0.550% due 09/20/2022	EUR	13,565	17,947
0.553% due 07/30/2024		6,400	8,322
0.719% due 10/15/2019		5,537	7,447
L.A. Arena Funding LLC
7.656% due 12/15/2026		$175	191
LCM Ltd.
0.480% due 03/21/2019		18,200	17,884
Lehman ABS Mortgage Loan Trust
0.269% due 06/25/2037		5,782	3,265
Lehman XS Trust
0.349% due 10/25/2036		19,714	15,412
0.349% due 12/25/2036 ^		3,263	2,160
0.349% due 01/25/2037		14,401	10,701
0.369% due 11/25/2046		521	393
0.379% due 08/25/2046		25,154	19,233
0.409% due 04/25/2046		29,268	20,742
0.439% due 02/25/2046		5,842	4,018

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.449% due 12/25/2035		$115	$99
0.459% due 08/25/2035		35	33
1.679% due 07/25/2035		10,137	9,879
5.420% due 11/25/2035		1,556	1,537
Loan to Learn Education Loan Trust
0.412% due 07/15/2025		2,796	2,785
Long Beach Mortgage Loan Trust
0.739% due 10/25/2034		5,246	4,972
1.004% due 06/25/2035		1,850	1,797
1.109% due 04/25/2035		6,000	5,539
Magi Funding PLC
0.578% due 04/11/2021	EUR	51,740	69,214
Marathon CLO Ltd.
0.522% due 12/20/2019		$13,413	13,328
Massachusetts Educational Financing Authority
1.216% due 04/25/2038		5,699	5,703
MASTR Asset-Backed Securities Trust
0.229% due 01/25/2037		150	45
0.409% due 02/25/2036		6,141	5,940
0.419% due 03/25/2036		10,700	5,769
0.419% due 10/25/2036		5,034	2,796
0.479% due 05/25/2037		25,041	21,709
5.471% due 11/25/2035		3,194	3,196
5.719% due 02/25/2036		7,623	7,678
MASTR Specialized Loan Trust
0.579% due 07/25/2034		480	470
Merrill Lynch First Franklin Mortgage Loan Trust
0.349% due 04/25/2037		4,813	2,648
Merrill Lynch Mortgage Investors Trust
0.239% due 11/25/2037		2,811	1,252
0.249% due 04/25/2047		20,009	9,960
0.289% due 03/25/2037		9,309	6,233
0.289% due 08/25/2037		16,230	8,537
0.299% due 02/25/2037		1,501	625
0.329% due 08/25/2037		67,968	35,973
0.349% due 07/25/2037		8,000	3,841
0.419% due 08/25/2037		3,398	1,824
0.439% due 03/25/2037		75,100	38,268
0.439% due 04/25/2037		4,000	1,933
0.469% due 08/25/2036		10,700	9,414
0.499% due 03/25/2037		3,000	1,543
MESA Trust
0.979% due 12/25/2031		1,202	1,102
Mid-State Trust
6.005% due 08/15/2037		408	431
7.340% due 07/01/2035		802	878
7.791% due 03/15/2038		3,072	3,221
8.330% due 04/01/2030		1,556	1,642
Morgan Stanley ABS Capital, Inc.
0.229% due 07/25/2036		344	116
0.239% due 12/25/2036		4,623	2,335
0.239% due 05/25/2037		3,068	1,635
0.269% due 01/25/2037		8,781	4,706
0.279% due 11/25/2036		2,672	1,453
0.289% due 03/25/2037		10,626	4,780
0.319% due 10/25/2036		42,112	22,541
0.329% due 09/25/2036		14,300	6,603
0.329% due 10/25/2036		10,800	5,436
0.329% due 11/25/2036		29,543	16,170
0.329% due 12/25/2036		3,728	1,909
0.339% due 09/25/2036		6,000	3,007
0.359% due 03/25/2037		7,201	3,274
0.399% due 10/25/2036		3,958	2,141
0.409% due 09/25/2036		4,482	2,272
0.409% due 10/25/2036		2,500	1,275
0.409% due 02/25/2037		15,681	6,950
0.429% due 08/25/2036		25,200	11,450
0.429% due 03/25/2037		50,698	23,258
0.429% due 05/25/2037		5,497	2,992
0.519% due 03/25/2037		5,281	2,456
0.539% due 02/25/2037		12,636	5,710
0.609% due 09/25/2035		3,000	2,498
0.639% due 06/25/2034		87	84
0.919% due 01/25/2034		106	101
0.979% due 07/25/2037		7,925	7,329
1.034% due 03/25/2034		7,361	6,727
1.079% due 05/25/2034		17,021	15,798
1.124% due 06/25/2034		3,757	3,524
1.179% due 03/25/2033		1,977	1,851
1.199% due 08/25/2034		365	344
Morgan Stanley Dean Witter Capital, Inc.
1.454% due 09/25/2032		3,450	3,156
1.529% due 02/25/2033		2,096	1,917
Morgan Stanley Home Equity Loan Trust
0.409% due 04/25/2037		9,970	5,478
0.529% due 04/25/2037		7,490	4,178

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Morgan Stanley IXIS Real Estate Capital Trust
0.229% due 11/25/2036		$8	$4
0.289% due 11/25/2036		178	78
Morgan Stanley Mortgage Loan Trust
0.249% due 01/25/2047		11	10
0.259% due 11/25/2036		5,441	2,338
0.299% due 04/25/2037		9,782	4,588
0.409% due 02/25/2037		1,067	565
0.539% due 04/25/2037		4,739	2,272
5.577% due 10/25/2046 ^		2,306	1,401
5.726% due 10/25/2036 ^		2,132	1,298
5.750% due 11/25/2036 ^		2,643	1,361
5.750% due 04/25/2037 ^		1,317	1,052
6.000% due 07/25/2047 ^		1,379	1,104
National Collegiate Student Loan Trust
0.439% due 02/26/2029		5,000	3,501
0.449% due 03/26/2029		23,500	19,340
Nelnet Student Loan Trust
0.966% due 07/25/2018		11,086	11,107
1.196% due 10/25/2019		5,000	5,043
New Century Home Equity Loan Trust
0.439% due 06/25/2035		810	809
0.449% due 09/25/2035		1,814	1,813
0.459% due 10/25/2035		8,609	8,418
0.629% due 03/25/2035		3,500	3,351
1.064% due 05/25/2034		2,596	2,395
3.179% due 01/25/2033		6,365	5,516
Nomura Home Equity Loan, Inc.
0.509% due 10/25/2036		30,482	11,092
NovaStar Mortgage Funding Trust
0.279% due 01/25/2037		5,995	2,180
0.299% due 11/25/2036		2,060	865
0.329% due 09/25/2036		21,380	10,946
0.329% due 03/25/2037		6,701	3,054
0.349% due 11/25/2036		14,945	6,338
0.359% due 03/25/2037		5,547	2,538
0.389% due 01/25/2037		26,969	9,948
0.429% due 10/25/2036		8,828	3,711
0.889% due 12/25/2033		1,120	1,060
2.054% due 03/25/2035		9,200	7,876
NYLIM Flatiron CLO Ltd.
0.486% due 08/08/2020		10,750	10,601
Oak Hill Credit Partners Ltd.
0.513% due 05/17/2021		182	181
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
0.439% due 07/25/2035		339	339
0.479% due 02/25/2035		624	620
0.529% due 02/25/2035		289	288
0.559% due 12/25/2035		32,107	25,778
0.649% due 02/25/2035		5,000	4,797
Option One Mortgage Loan Trust Asset-Backed Certificates
0.319% due 01/25/2037		27,628	14,132
0.359% due 04/25/2037		10,866	5,957
0.419% due 04/25/2037		5,000	2,666
0.429% due 03/25/2037		2,340	1,198
0.429% due 07/25/2037		5,000	2,634
Ownit Mortgage Loan Trust
0.329% due 05/25/2037		27,785	16,719
Palisades CDO Ltd.
0.626% due 07/22/2039		39,719	36,740
Panhandle-Plains Higher Education Authority, Inc.
1.378% due 10/01/2035		27,269	27,710
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.439% due 09/25/2035		247	241
0.729% due 03/25/2035		8,000	7,124
0.829% due 10/25/2034		10,700	10,189
Penta CLO S.A.
0.518% due 06/04/2024	EUR	58,970	76,530
People’s Choice Home Loan Securities Trust
1.124% due 05/25/2035 ^		$7,000	3,880
1.529% due 01/25/2035		6,500	4,129
Popular ABS Mortgage Pass-Through Trust
0.269% due 06/25/2047 ^		9,559	8,218
0.389% due 01/25/2037		7,000	4,981
Primus CLO Ltd.
0.501% due 07/15/2021		163,977	158,676
RAAC Series
0.449% due 05/25/2036		2,544	2,205
0.579% due 06/25/2047		1,700	1,485
1.379% due 09/25/2047		8,949	8,741
Renaissance Home Equity Loan Trust
0.539% due 11/25/2034		434	352
0.619% due 08/25/2033		128	118
0.679% due 12/25/2033		229	224
0.879% due 08/25/2032		104	92
5.565% due 02/25/2036		11	10

18	See Accompanying Notes

September 30, 2013

(Unaudited)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Residential Asset Mortgage Products Trust
0.349% due 05/25/2036		$1,753	$1,725
0.349% due 07/25/2036		11,279	10,527
0.369% due 02/25/2036		13,823	12,906
0.459% due 05/25/2037		20,968	16,738
0.479% due 03/25/2036		34,000	24,237
0.689% due 06/25/2035		4,090	3,707
5.072% due 04/25/2034		1,080	1,115
Residential Asset Securities Corp. Trust
0.329% due 08/25/2036		3,199	2,766
0.329% due 09/25/2036		4,945	4,722
0.339% due 06/25/2036		2,760	2,564
0.339% due 07/25/2036		4,387	4,071
0.349% due 11/25/2036		7,700	5,980
0.359% due 04/25/2036		6,394	5,911
0.359% due 04/25/2037		19,134	18,796
0.379% due 02/25/2036		2,586	2,531
0.429% due 08/25/2036		23,900	16,331
0.429% due 04/25/2037		14,000	11,841
0.449% due 07/25/2036		12,000	5,445
0.469% due 03/25/2036		3,500	3,168
0.619% due 11/25/2035		6,840	5,682
0.619% due 01/25/2036		5,535	4,809
0.649% due 09/25/2035		3,000	1,951
0.679% due 07/25/2032 ^		4	4
0.769% due 09/25/2035		5,000	3,945
1.004% due 07/25/2034		1,975	1,697
Residential Mortgage Loan Trust
1.679% due 09/25/2029		12	12
RMF Euro CDO S.A.
0.582% due 09/11/2022	EUR	18,834	24,986
0.803% due 02/25/2015		1,663	2,242
SACO, Inc.
0.599% due 03/25/2036		$101	91
0.679% due 12/25/2035		104	96
Salomon Brothers Mortgage Securities, Inc.
0.739% due 09/25/2028		625	608
Sandelman Finance Ltd.
1.914% due 02/15/2019		26,737	26,763
Saxon Asset Securities Trust
0.349% due 10/25/2046		25,060	18,784
0.869% due 05/25/2035		4,745	4,353
Securitized Asset-Backed Receivables LLC Trust
0.239% due 12/25/2036 ^		332	108
0.309% due 05/25/2037 ^		1,134	612
0.429% due 03/25/2036		15,310	8,458
1.139% due 01/25/2036		4,989	3,680
SG Mortgage Securities Trust
0.329% due 10/25/2036		20,988	9,495
Sherwood Castle Funding PLC
0.434% due 03/15/2016	EUR	18,000	24,295
0.697% due 06/15/2016	GBP	5,200	8,391
SLC Student Loan Trust
1.154% due 06/15/2021		$4,300	4,316
4.750% due 06/15/2033		24,869	23,092
SLM Student Loan Trust
0.266% due 07/25/2017		4,625	4,613
0.346% due 10/25/2021		2,982	2,981
0.356% due 10/25/2022		1,286	1,281
0.376% due 04/25/2017		11	11
0.394% due 03/15/2017		581	581
0.396% due 01/25/2019		3,221	3,211
0.406% due 04/25/2017		473	472
0.416% due 01/25/2021		57,727	57,679
0.436% due 04/27/2020		7,099	7,077
0.484% due 12/15/2023	EUR	131	174
0.494% due 09/15/2021		6,233	8,418
0.494% due 06/17/2024		26,473	35,155
0.494% due 12/16/2041		$12,000	8,418
0.596% due 01/25/2022		12,000	11,660
0.666% due 04/25/2023		19,999	19,977
0.766% due 10/25/2017		65,928	65,801
0.816% due 10/25/2017		69	69
0.916% due 04/25/2019		700	698
1.016% due 01/25/2019		40,000	40,220
1.030% due 02/15/2022		33,600	33,615
1.166% due 07/25/2023		700	699
1.366% due 10/25/2016		255	255
1.366% due 07/25/2023		5,000	5,059
1.454% due 12/15/2033		26,918	27,096
1.566% due 01/25/2018		1,490	1,505
1.582% due 12/15/2023		21,731	21,884
1.766% due 04/25/2023		678,141	697,738
1.966% due 07/25/2023		3,075	3,218
2.432% due 06/16/2042		18,000	18,612
2.832% due 12/16/2019		42,483	43,295

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.200% due 05/16/2044		$4,167	$4,305
3.432% due 05/16/2044		44,718	47,097
Soundview Home Loan Trust
0.239% due 11/25/2036		1,328	458
0.259% due 06/25/2037		393	289
0.339% due 01/25/2037		6,715	3,970
0.359% due 05/25/2036		5,920	5,447
0.359% due 08/25/2037		4,000	2,528
0.389% due 06/25/2037		28,400	14,878
0.419% due 07/25/2036		10,000	4,622
0.429% due 08/25/2037		3,828	2,399
0.439% due 02/25/2037		15,119	6,616
0.459% due 06/25/2037		23,637	12,448
0.479% due 11/25/2035		6	6
South Carolina Student Loan Corp.
0.810% due 03/01/2018		742	742
1.010% due 03/02/2020		700	699
1.260% due 09/03/2024		600	603
Specialty Underwriting & Residential Finance Trust
0.239% due 01/25/2038		157	155
0.279% due 11/25/2037		1,379	1,037
0.479% due 12/25/2036		9,514	6,299
0.529% due 09/25/2036		4,271	4,186
0.529% due 03/25/2037		6,021	3,073
0.859% due 01/25/2034		23	20
5.513% due 02/25/2037		9,041	5,043
Stone Tower CLO Ltd.
0.498% due 04/17/2021		5,000	4,862
Structured Asset Investment Loan Trust
0.329% due 09/25/2036		40,274	27,693
0.339% due 05/25/2036		9,963	7,179
0.539% due 10/25/2035		7,627	7,328
0.879% due 04/25/2033		2,194	2,096
1.079% due 01/25/2035		44,113	43,775
1.109% due 09/25/2034		1,244	1,076
1.109% due 01/25/2035		46,787	36,764
1.154% due 01/25/2035		10,188	2,563
1.304% due 01/25/2035		3,957	413
1.559% due 04/25/2033		2,338	2,028
1.754% due 01/25/2035		4,313	224
1.904% due 01/25/2035		5,502	97
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
0.279% due 01/25/2037		218	203
0.289% due 01/25/2037		6,730	6,532
0.319% due 05/25/2047		9,438	8,682
0.329% due 05/25/2037		133	133
0.349% due 12/25/2036		21,000	14,480
0.359% due 01/25/2037		4,166	1,944
0.479% due 06/25/2035		3,841	3,340
0.579% due 05/25/2034		5	4
0.679% due 11/25/2037		22,200	14,549
0.759% due 01/25/2033		3,548	3,343
1.683% due 04/25/2035		15,909	15,064
5.180% due 10/25/2034		2,570	2,674
5.410% due 06/25/2033		70	70
Symphony CLO Ltd.
0.504% due 05/15/2019		91,653	90,866
Triaxx Prime CDO Ltd.
0.439% due 10/02/2039		159,621	120,114
Trimaran CLO Ltd.
0.515% due 11/01/2018		5,232	5,161
Wachovia Loan Trust
0.539% due 05/25/2035		1,694	1,584
Washington Mutual Asset-Backed Certificates Trust
0.239% due 10/25/2036		2,417	969
Wells Fargo Home Equity Asset-Backed Securities Trust
0.409% due 05/25/2036		14,587	14,031
WMC Mortgage Loan Pass-Through Certificates
0.862% due 05/15/2030		1,792	1,705
Wood Street CLO BV
0.587% due 03/29/2021	EUR	27,435	36,391

Total Asset-Backed Securities (Cost $5,963,032)			6,283,248

SOVEREIGN ISSUES 5.2%
Autonomous Community of Catalonia
2.125% due 10/01/2014	CHF	6,000	6,552
3.875% due 04/07/2015	EUR	26,950	36,642
3.875% due 09/15/2015		3,285	4,501
4.300% due 11/15/2016		4,750	6,538
4.750% due 06/04/2018		17,736	23,711
4.950% due 02/11/2020		1,750	2,208
Autonomous Community of Madrid
4.200% due 09/24/2014		95,400	132,456
4.305% due 03/06/2014		51,700	70,908

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Autonomous Community of Valencia
3.250% due 07/06/2015		$3,413	$4,563
4.000% due 11/02/2016		5,900	7,826
4.375% due 07/16/2015		43,912	60,337
4.750% due 03/20/2014		1,025	1,398
Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016		$76,900	77,323
4.125% due 09/15/2017	EUR	37,800	52,989
5.500% due 07/12/2020		$600	618
6.369% due 06/16/2018		10,000	10,875
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2017	BRL	803,700	254,635
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2017		9,630,299	4,208,959
10.000% due 01/01/2021		209,145	87,625
10.000% due 01/01/2023		56,481	22,359
Italy Buoni Poliennali Del Tesoro
3.000% due 04/15/2015	EUR	490,000	676,702
3.500% due 06/01/2014		289,100	397,820
4.250% due 02/01/2015		200,000	280,800
4.500% due 07/15/2015		201,200	284,699
Italy Certificati Di Credito Del Tesoro
0.000% due 06/30/2015		318,600	417,286
Junta de Castilla y Leon
6.270% due 02/19/2018		22,200	33,172
6.505% due 03/01/2019		30,400	45,977
Korea Housing Finance Corp.
4.125% due 12/15/2015		$95,800	101,591
Mexico Government International Bond
3.660% due 03/19/2015	MXN	100,000	7,653
5.625% due 01/15/2017		$900	1,009
5.950% due 03/19/2019		400	464
New Zealand Government CPI Linked Bond
2.000% due 09/20/2025	NZD	25,000	19,647
Province of Ontario
1.000% due 07/22/2016		$78,500	78,759
1.600% due 09/21/2016		8,200	8,353
1.650% due 09/27/2019		85,700	82,614
2.450% due 06/29/2022		12,800	12,020
3.000% due 07/16/2018		17,500	18,487
3.150% due 06/02/2022	CAD	342,650	329,763
4.000% due 10/07/2019		$23,855	26,011
4.000% due 06/02/2021	CAD	775,300	800,857
4.200% due 03/08/2018		2,800	2,945
4.200% due 06/02/2020		437,000	459,149
4.300% due 03/08/2017		35,600	37,356
4.400% due 06/02/2019		76,775	81,652
4.400% due 04/14/2020		$18,900	20,983
5.500% due 06/02/2018	CAD	71,100	78,701
Province of Quebec
2.625% due 02/13/2023		$12,500	11,658
2.750% due 08/25/2021		136,800	133,759
3.500% due 07/29/2020		11,900	12,475
3.500% due 12/01/2022	CAD	251,853	246,147
4.250% due 12/01/2021		538,600	561,609
4.500% due 12/01/2019		274,800	293,156
4.500% due 12/01/2020		868,500	924,204
4.625% due 05/14/2018		$1,000	1,129
Qatar Government International Bond
4.000% due 01/20/2015		65,200	67,808
5.150% due 04/09/2014		9,100	9,328
Republic of Korea
5.750% due 04/16/2014		10,000	10,278
Spain Government International Bond
3.000% due 04/30/2015	EUR	150,000	207,483
3.300% due 10/31/2014		118,100	163,207
4.000% due 07/30/2015		657,200	926,969
Xunta de Galicia
5.763% due 04/03/2017		68,100	98,953
6.131% due 04/03/2018		36,100	54,027
6.964% due 12/28/2017		10,400	15,787

Total Sovereign Issues (Cost $14,168,340)			13,115,470

SHARES
CONVERTIBLE PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
Wells Fargo & Co.
7.500% due 12/31/2049 (f)	146,918	167,121

See Accompanying Notes	19

Schedule of Investments PIMCO Total Return Fund (Cont.)

		SHARES	MARKET VALUE (000s)
INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032 (c)		8,712,560	0
6.250% due 07/14/2033 (c)		475,440	0

			0

Total Convertible Preferred Securities (Cost $169,039)			167,121

PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
Ally Financial, Inc.
7.250% due 02/07/2033		2,654,829	66,875
7.300% due 03/09/2031		1,573,542	39,417
Santander Finance Preferred S.A.U.
10.500% due 09/29/2014 (f)		742,213	19,617
SLM Corp. CPI Linked Security
3.754% due 03/15/2017		4,700	109

			126,018

INDUSTRIALS 0.0%
CoBank ACB
6.250% due 10/01/2022 (f)		40,000	3,821

Total Preferred Securities (Cost $126,313)			129,839

		PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 5.2%

CERTIFICATES OF DEPOSIT 0.3%
Banco do Brasil S.A.
0.000% due 01/24/2014		$176,800	176,391
0.000% due 03/27/2014		62,300	62,027
Itau Unibanco Holding S.A.
0.000% due 10/31/2013		272,000	271,669
0.000% due 11/01/2013		109,650	109,510
0.000% due 11/08/2013		113,300	113,123

			732,720

COMMERCIAL PAPER 0.4%
Daimler Finance North America LLC
0.870% due 11/05/2013		20,000	19,983
0.950% due 11/05/2013		36,250	36,217
Electricite de France S.A.
0.800% due 01/10/2014		17,400	17,389
0.810% due 01/10/2014		11,915	11,907
Ford Motor Credit Co. LLC
1.021% due 11/22/2013		260,400	260,024
Santander S.A.
1.284% due 10/01/2013		300	300
3.100% due 10/01/2013		787,900	787,900

			1,133,720

REPURCHASE AGREEMENTS (h) 0.3%			685,500

SHORT-TERM NOTES 0.0%
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
0.659% due 01/14/2014	GBP	7,000	11,336
Credit Suisse AG
0.712% due 02/21/2014		8,500	13,768

			25,104

ITALY TREASURY BILLS 2.4%
0.913% due 12/23/2013 - 09/12/2014 (d)	EUR	4,483,600	6,032,882

MEXICO TREASURY BILLS 0.8%
3.929% due 10/03/2013 - 12/11/2013 (d)	MXN	25,987,000	1,982,154

SPAIN TREASURY BILLS 0.9%
1.065% due 03/14/2014 - 09/19/2014 (d)	EUR	1,700,800	2,283,967

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
U.S. TREASURY BILLS 0.1%
0.022% due 10/03/2013 - 03/13/2014 (d)(m)	$148,763	148,754

Total Short-Term Instruments (Cost $12,982,605)		13,024,801

Total Investments in Securities (Cost $246,339,878)		248,140,637

	SHARES
INVESTMENTS IN AFFILIATES 9.8%

SHORT-TERM INSTRUMENTS 9.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 9.8%
PIMCO Short-Term Floating NAV Portfolio	12,746	127
PIMCO Short-Term Floating NAV Portfolio III	2,451,300,913	24,503,204

Total Short-Term Instruments (Cost $24,495,733)		24,503,331

Total Investments in Affiliates (Cost $24,495,733)		24,503,331

Total Investments 109.1% (Cost $270,835,611)		$272,643,968
Financial Derivative Instruments (j)(l) (0.3%) (Cost or Premiums, net $(349,010))		(779,725)
Other Assets and Liabilities, net (8.8%)		(21,902,659)

Net Assets 100.0%		$249,961,584

20	See Accompanying Notes

September 30, 2013

(Unaudited)

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity, date shown represents next contractual call date.
(g)	RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
American International Group, Inc.	4.500%	12/20/2017	10/04/2010	$59,063	$68,523	0.03%
Hilton Hotels Corp.	3.555%	11/12/2014	02/20/2013	8,566	8,596	0.00%
Michigan Public Educational Facilities Authority Revenue Bonds, Series 2008	7.000%	10/01/2036	12/11/2008	80	97	0.00%
SLM Corp.	4.800%	02/13/2014	03/12/2010	9,468	9,608	0.00%

				$77,177	$86,824	0.03%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)	REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BCY	0.070%	09/30/2013	10/01/2013	$422,800	U.S. Treasury Bonds 3.125% due 11/15/2041	$(225,629)	$422,800	$422,800
					U.S. Treasury Notes 0.375% due 08/31/2015	(205,289)
BOS	0.070%	09/30/2013	10/01/2013	200,800	U.S. Treasury Notes 0.375% due 08/31/2015	(204,944)	200,800	200,800
	0.080%	09/30/2013	10/01/2013	7,700	U.S. Treasury Notes 0.250% due 09/30/2015	(7,856)	7,700	7,700
JPS	0.090%	09/30/2013	10/01/2013	24,200	Freddie Mac 2.255% due 12/05/2022	(24,785)	24,200	24,200
SSB	0.000%	09/30/2013	10/01/2013	30,000	Freddie Mac 2.080% due 10/17/2022	(30,603)	30,000	30,000

Total Repurchase Agreements						$(699,106)	$685,500	$685,500

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BOM	(0.010%)	09/30/2013	10/01/2013	$(503,750)	$(503,750)
BOS	(0.080%)	09/30/2013	10/01/2013	(200,750)	(200,750)
	0.000%	09/30/2013	10/01/2013	(503,750)	(503,750)
BRC	(1.250%)	02/28/2013	02/27/2015	(3,510)	(3,484)
	(1.200%)	05/15/2013	05/15/2015	(1,351)	(1,345)
BSN	(0.150%)	09/25/2013	10/02/2013	(502,500)	(502,487)
	0.020%	09/30/2013	10/01/2013	(352,625)	(352,625)
DEU	(0.120%)	09/24/2013	10/01/2013	(401,500)	(401,491)
	0.000%	09/30/2013	10/01/2013	(503,750)	(503,750)
GRE	0.050%	09/30/2013	10/01/2013	(181,350)	(181,350)
JPS	(1.500%)	09/30/2013	10/01/2013	(24,438)	(24,436)
	(1.000%)	09/24/2013	10/08/2013	(48,500)	(48,491)
	(0.030%)	09/24/2013	10/02/2013	(84,014)	(84,013)

Total Reverse Repurchase Agreements					$(3,311,722)

SALE-BUYBACK TRANSACTIONS:
Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions
BCY	(0.050%)	09/30/2013	10/01/2013	$(423,325)	$(423,215)
	(0.020%)	09/30/2013	10/01/2013	(503,950)	(504,059)
GSC	0.000%	09/30/2013	10/01/2013	(504,059)	(504,059)
MSC	0.030%	09/30/2013	10/01/2013	(1,008,118)	(1,008,119)

Total Sale-Buyback Transactions					$(2,439,452)

(2)	The average amount of borrowings while outstanding during the period ended September 30, 2013 was $3,935,196 at a weighted average interest rate of (0.145%).

See Accompanying Notes	21

Schedule of Investments PIMCO Total Return Fund (Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales (3)
Fannie Mae	3.000%	10/01/2043	$500	$(473)	$(489)
Fannie Mae	3.500%	01/01/2026	785	(825)	(827)
Fannie Mae	3.500%	04/01/2027	750	(786)	(794)
Fannie Mae	4.500%	09/01/2039	224	(238)	(242)
Fannie Mae	5.000%	10/01/2043	659,066	(707,511)	(714,779)
Ginnie Mae	3.000%	10/01/2043	22,000	(21,131)	(21,683)
Ginnie Mae	6.000%	10/01/2043	900	(987)	(992)

Total Short Sales				$(731,951)	$(739,805)

(3)	Market value includes $7 of interest payable on short sales.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of September 30, 2013:

(i)	Securities with an aggregate market value of $5,750,002 have been pledged as collateral under the terms of the following master agreements as of September 30, 2013.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BCY	$422,800	$0	$0	$0	$422,800	$(430,918)	$(8,118)
BOM	0	(503,750)	0	0	(503,750)	503,496	(254)
BOS	208,500	(704,500)	0	0	(496,000)	491,110	(4,890)
BRC	0	(4,829)	0	0	(4,829)	4,732	(97)
BSN	0	(855,112)	0	0	(855,112)	854,660	(452)
DEU	0	(905,241)	0	0	(905,241)	904,766	(475)
GRE	0	(181,350)	0	0	(181,350)	181,259	(91)
JPS	24,200	(156,940)	0	0	(132,740)	132,103	(637)
SSB	30,000	0	0	0	30,000	(30,603)	(603)
Master Securities Forward Transactions Agreement
BCY	0	0	(927,274)	(489)	(927,763)	911,933	(15,830)
BOA	0	0	0	0	0	(6,930)	(6,930)
BPG	0	0	0	0	0	(1,735)	(1,735)
DEU	0	0	0	(587,888)	(587,888)	(50,130)	(638,018)
FOB	0	0	0	(39,980)	(39,980)	(66,790)	(106,770)
GRE	0	0	0	0	0	(43,040)	(43,040)
GSC	0	0	(504,059)	(91,927)	(595,986)	467,466	(128,520)
JPS	0	0	0	(3,943)	(3,943)	(25,798)	(29,740)
MSC	0	0	(1,008,119)	0	(1,008,119)	975,744	(32,375)
SAL	0	0	0	(15,578)	(15,578)	(23,253)	(38,831)
WFS	0	0	0	0	0	(2,820)	(2,820)

Total Borrowings and Other Financing Transactions	$685,500	$(3,311,722)	$(2,439,452)	$(739,805)

(4)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(j)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

					Variation Margin
Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Asset	Liability
3-Month Euribor December Futures	Long	12/2014	7,646	$(49)	$776	$0
3-Month Euribor June Futures	Long	06/2015	8,324	(1,210)	985	(141)
3-Month Euribor March Futures	Long	03/2015	8,967	(525)	1,062	0
3-Month Euribor September Futures	Long	09/2014	6,476	121	548	0
90-Day Eurodollar December Futures	Long	12/2015	136,345	(75,528)	6,909	(13)
90-Day Eurodollar December Futures	Long	12/2016	5,028	7,021	63	0
90-Day Eurodollar June Futures	Long	06/2015	185,102	57,304	11,569	0
90-Day Eurodollar June Futures	Long	06/2016	3,487	878	131	0
90-Day Eurodollar June Futures	Long	06/2017	4,990	6,794	62	0
90-Day Eurodollar March Futures	Long	03/2015	20,000	1,966	1,000	0
90-Day Eurodollar March Futures	Long	03/2016	31,353	(11,835)	1,568	0
90-Day Eurodollar March Futures	Long	03/2017	9,342	6,455	117	0
90-Day Eurodollar September Futures	Long	09/2014	47,150	9,338	589	(241)
90-Day Eurodollar September Futures	Long	09/2015	125,338	14,337	7,686	(24)
90-Day Eurodollar September Futures	Long	09/2016	21,931	25,381	274	0
U.S. Treasury 2-Year Note December Futures	Short	12/2013	25,600	(18,896)	0	(1,600)
U.S. Treasury 5-Year Note December Futures	Long	12/2013	95,647	183,435	6,726	0
U.S. Treasury 10-Year Note December Futures	Long	12/2013	114,446	224,344	5,932	(4)
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2015	3,013	(721)	152	(61)

Total Futures Contracts				$428,610	$46,149	$(2,084)

22	See Accompanying Notes

September 30, 2013

(Unaudited)

SWAP AGREEMENTS:

Credit Default Swaps on Credit Indices - Sell Protection (1)

							Variation Margin
Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)		Market Value (3)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
CDX.HY-21 5-Year Index	5.000%	12/20/2018		$245,000	$11,304	$174	$1	$(102)
CDX.IG-20 5-Year Index	1.000%	06/20/2018		14,900	185	8	0	(7)
CDX.IG-21 5-Year Index	1.000%	12/20/2018		4,003,200	36,855	(3,339)	96	(1,915)
iTraxx Europe 20 Index	1.000%	12/20/2018	EUR	1,284,800	(3,229)	(3,186)	62	(3,193)

					$45,115	$(6,343)	$159	$(5,217)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

								Variation Margin
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Asset	Liability
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.000%	10/15/2017		$4,473,200	$(49,697)	$(44,425)	$1,432	$0
Pay	3-Month USD-LIBOR	1.500%	03/18/2016		35,754,000	207,286	(29,415)	8,117	0
Pay	3-Month USD-LIBOR	3.000%	09/21/2017		5,828,600	38,045	28,445	683	0
Receive	3-Month USD-LIBOR	4.250%	06/15/2041		4,122,700	(518,693)	643,877	91	0
Receive	3-Month USD-LIBOR	2.750%	06/19/2043		8,919,600	1,505,017	949,969	1,989	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		5,736,000	218,564	(128,827)	656	0
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY	364,810,000	(52,244)	(80,953)	0	(3,824)

						$1,348,278	$1,338,671	$12,968	$(3,824)

Total Swap Agreements						$1,393,393	$1,332,328	$13,127	$(9,041)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2013:

(k)	Securities with an aggregate market value of $1,369,162 and cash of $806,671 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2013. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$46,149	$13,127	$59,276	$0	$(2,084)	$(9,041)	$(11,125)

(l)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
BOA	10/2013	BRL	1,175,911		$485,673	$0	$(44,901)
	10/2013	MXN	3,736,394		292,743	7,408	0
	10/2013	$	527,314	BRL	1,175,911	3,260	0
	11/2013	EUR	225,500		$283,882	0	(21,208)
	12/2013		2,601,218		3,472,633	577	(47,701)
	02/2014		500,000		663,378	0	(13,334)
	03/2014		636,100		843,502	0	(17,450)
	06/2014		695,800		929,365	0	(12,683)
BPS	10/2013	GBP	816,360		1,266,712	0	(54,894)
	10/2013	MXN	1,486,604		117,276	3,780	0
	01/2014	EUR	21,800		27,520	0	(1,982)
	03/2014		14,605		19,248	0	(519)
	04/2014	DKK	97,375		17,653	0	(41)
	04/2014	EUR	90,600		114,463	0	(8,170)

See Accompanying Notes	23

Schedule of Investments PIMCO Total Return Fund (Cont.)

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
	05/2014		51,900		65,627	$0	$(4,640)
	06/2014		129,600		163,883	0	(11,583)
	07/2014		85,700		108,411	0	(7,633)
	08/2014		61,300		77,581	0	(5,434)
BRC	10/2013	BRL	1,674,636		701,095	0	(54,505)
	10/2013	JPY	3,738,400		38,974	938	0
	10/2013	$	752,471	BRL	1,674,636	3,129	0
	10/2013		254,114	GBP	158,324	2,196	0
	10/2013		7,002	JPY	691,400	33	0
	11/2013	BRL	748,948	$	334,980	0	(315)
	11/2013	EUR	324,100		408,172	0	(30,320)
	11/2013	GBP	257,702		412,716	0	(4,370)
	11/2013	$	10,282	GBP	6,420	109	0
	12/2013	EUR	278,727	$	377,468	317	0
	12/2013	$	25,025	EUR	18,854	487	0
	12/2013		8,819	MXN	115,000	0	(87)
	02/2014	EUR	597,620	$	790,503	0	(18,330)
CBK	10/2013	JPY	4,942,044		49,961	0	(321)
	10/2013	$	2,398	GBP	1,502	33	0
	11/2013		4,129	CHF	3,748	17	0
	12/2013	CAD	1,672,065	$	1,630,102	10,144	0
	12/2013	EUR	170,227		227,348	0	(2,989)
	12/2013	MXN	396,264		29,958	0	(144)
	12/2013	$	178,065	CAD	184,038	238	0
	12/2013		1,443,620	EUR	1,087,791	28,290	0
	04/2014	EUR	70,800	$	89,728	0	(6,104)
	05/2014		200,000		253,695	0	(17,083)
DUB	10/2013	AUD	15,343		13,671	0	(643)
	10/2013	BRL	1,386,940		621,946	0	(3,845)
	10/2013	HKD	25,473		3,285	1	0
	10/2013	MXN	1,251,268		98,386	2,887	0
	10/2013	$	624,889	BRL	1,386,940	902	0
	10/2013		241,413	DKK	1,329,340	0	(289)
	12/2013	CAD	1,332,420	$	1,297,599	6,701	0
	01/2014	BRL	1,386,940		612,579	0	(400)
	02/2014	EUR	96,800		127,666	0	(3,346)
	04/2014	DKK	1,327,167		241,413	262	0
FBF	10/2013	BRL	2,217,064		942,515	0	(57,830)
	10/2013	GBP	836,581		1,297,082	0	(57,259)
	10/2013	$	1,003,196	BRL	2,217,064	0	(2,852)
	10/2013		2,258,275	GBP	1,409,141	22,985	0
	10/2013		5,164	JPY	508,600	10	0
	11/2013	EUR	17,711	$	22,887	0	(1,076)
	11/2013	GBP	1,405,723		2,252,386	0	(22,750)
	12/2013	EUR	1,045,926		1,411,334	0	(3,928)
	12/2013	MXN	77,247		5,851	0	(14)
	01/2014	BRL	2,217,064		983,395	3,530	0
	02/2014	EUR	106,400		142,091	0	(1,913)
	06/2014		106,300		134,788	0	(9,132)
GLM	10/2013	JPY	4,545,000		45,698	0	(545)
	10/2013	$	12,152	GBP	7,624	190	0
	11/2013	CHF	100,544	$	107,776	0	(3,440)
	12/2013	EUR	631,605		854,672	36	0
	12/2013	MXN	2,474,068		182,608	0	(5,328)
	12/2013	$	112,720	CAD	116,194	0	(147)
	12/2013		20,991	EUR	15,705	260	0
	02/2014	EUR	218,324	$	292,263	0	(3,222)
HUS	10/2013	BRL	93,842		40,710	0	(1,632)
	10/2013	MXN	5,740,153		446,439	8,170	0
	10/2013	NZD	26,391		20,430	0	(1,489)
	10/2013	$	42,082	BRL	93,842	260	0
	10/2013		159,428	EUR	118,100	344	0
	10/2013		11,761	GBP	7,443	288	0
	11/2013	GBP	74,985	$	120,481	0	(881)
	11/2013	NZD	26,265		21,695	0	(70)
	11/2013	$	72,112	BRL	162,103	459	0
	12/2013	EUR	581,925	$	785,954	0	(1,460)
	12/2013	$	79,668	CAD	81,689	0	(524)
	12/2013		44,642	EUR	33,388	538	(3)
	04/2014	CNY	75,000	$	11,818	0	(336)
	04/2014	EUR	118,100		159,508	0	(348)
	06/2014		122,500		163,675	0	(2,178)
JPM	10/2013	BRL	2,968,935		1,222,941	0	(116,649)
	10/2013	HKD	73,604		9,492	2	0
	10/2013	MXN	4,997,476		393,262	11,722	0
	10/2013	$	1,341,347	BRL	2,968,935	3,375	(5,131)
	11/2013	BRL	1,751,223	$	789,533	5,532	0
	11/2013	MXN	246,935		19,474	676	0
	11/2013	$	5,946	GBP	3,710	59	0
	12/2013	EUR	1,550,057	$	2,094,890	482	(3,003)
	12/2013	MXN	396,354		30,114	6	0
	04/2014	$	10,899	CNY	66,994	0	(41)
MSC	10/2013	BRL	4,724,252	$	2,065,294	0	(66,300)
	10/2013	$	2,056,677	BRL	4,596,154	17,297	(178)
	10/2013		19,380	GBP	12,187	349	0
	11/2013	BRL	1,699,585	$	744,292	0	(16,592)

24	See Accompanying Notes

September 30, 2013

(unaudited)

						Unrealized Appreciation(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
	11/2013	$	51,804	BRL	116,056	$153	$0
	12/2013		118,742	EUR	88,933	1,595	0
	01/2014	BRL	2,898,446	$	1,282,498	1,486	0
	01/2014	$	55,557	BRL	128,098	1,058	0
RBC	10/2013	MXN	2,342,971	$	186,027	7,086	0
	12/2013	CAD	1,952,979		1,889,922	0	(2,197)
RYL	12/2013	EUR	713,700		947,177	0	(18,558)
	02/2014		71,400		94,726	0	(1,909)
	03/2014		181,220		242,252	0	(3,027)
	04/2014	$	35,423	CNY	217,371	0	(195)
SCX	10/2013	HKD	374,898	$	48,348	9	0
	10/2013	$	61,122	HKD	473,975	0	(9)
	01/2014	HKD	473,975	$	61,132	7	0
UAG	10/2013	BRL	1,444,022		587,550	0	(63,996)
	10/2013	GBP	9,011		14,256	0	(332)
	10/2013	MXN	2,500,000		190,985	9	0
	10/2013	$	647,543	BRL	1,444,022	4,003	0
	10/2013		106,029	GBP	65,731	382	0
	11/2013	GBP	65,731	$	106,003	0	(381)
	12/2013	$	10,888	EUR	8,178	178	0
	04/2014	CNY	209,365	$	33,002	0	(928)
WST	10/2013	$	14,429	AUD	15,343	0	(115)

Total Forward Foreign Currency Contracts						$164,245	$(873,162)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014	EUR	1,496,400	$(2,796)	$(1,579)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		1,496,400	(3,327)	(1,826)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	01/26/2015		$1,000,000	(23,000)	(15,461)
BRC	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014	EUR	364,900	(705)	(385)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		364,900	(799)	(445)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	01/26/2015		$1,000,000	(23,050)	(15,461)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	10.000%	01/13/2016		1,250,000	(13,437)	(773)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	10.000%	07/01/2014	EUR	81,000	(619)	0
CBK	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	10.000%	01/13/2016		$246,500	(2,416)	(152)
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.900%	10/18/2013		1,933,300	(8,410)	(925)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.750%	11/27/2013		3,000,000	(33,950)	(14,340)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.450%	12/03/2013		2,000,000	(3,400)	(5,318)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.100%	12/03/2013		2,000,000	(10,400)	(3,767)
GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800%	09/15/2014		10,000,000	(59,890)	(2,254)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014	EUR	375,800	(775)	(397)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		375,800	(775)	(459)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.900%	10/18/2013		$3,356,000	(10,870)	(1,606)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.500%	10/28/2013		5,758,000	(15,855)	(38,903)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.400%	01/27/2014		8,543,200	(14,075)	(21,261)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	01/27/2014		8,543,200	(57,096)	(48,441)
JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	10.000%	01/13/2016		100,000	(200)	(62)
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.900%	10/18/2013		2,971,400	(10,365)	(1,422)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.750%	11/27/2013		5,125,900	(45,381)	(24,897)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	01/26/2015		500,000	(11,500)	(7,730)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	10.000%	01/13/2016		1,000,000	(11,650)	(619)
RYL	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	01/26/2015		500,000	(11,500)	(7,731)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500%	01/27/2014		1,006,200	(6,281)	(4,704)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500%	01/27/2014		1,006,200	(8,084)	(4,737)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	10.000%	01/13/2016		1,753,500	(20,516)	(1,085)

								$(411,122)	$(226,740)

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description		Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC CDX.IG-20 5-Year Index		Buy	0.650%	12/18/2013		$1,220,400	$(1,050)	$(866)
	Put - OTC CDX.IG-20 5-Year Index		Sell	1.000%	12/18/2013		1,220,400	(2,827)	(1,124)
	Put - OTC CDX.IG-20 5-Year Index		Sell	1.100%	12/18/2013		500,000	(1,088)	(285)
BPS	Call - OTC CDX.IG-20 5-Year Index		Buy	0.600%	12/18/2013		944,000	(472)	(255)
	Put - OTC CDX.IG-20 5-Year Index		Sell	0.900%	12/18/2013		944,000	(1,062)	(1,359)
BRC	Call - OTC CDX.IG-20 5-Year Index		Buy	0.600%	12/18/2013		786,800	(393)	(212)
	Call - OTC CDX.IG-20 5-Year Index		Buy	0.650%	12/18/2013		403,500	(303)	(286)
	Put - OTC CDX.IG-20 5-Year Index		Sell	0.900%	12/18/2013		1,190,300	(1,600)	(1,714)
DUB	Call - OTC CDX.IG-20 5-Year Index		Buy	0.650%	12/18/2013		403,500	(323)	(286)
	Put - OTC CDX.IG-20 5-Year Index		Sell	0.900%	12/18/2013		403,500	(686)	(581)
FBF	Call - OTC CDX.IG-20 5-Year Index		Buy	0.650%	12/18/2013		500,000	(300)	(355)
	Put - OTC CDX.IG-20 5-Year Index		Sell	1.000%	12/18/2013		500,000	(950)	(460)
MYC	Call - OTC CDX.IG-20 5-Year Index		Buy	0.650%	12/18/2013		500,000	(300)	(355)
	Put - OTC CDX.IG-20 5-Year Index		Sell	1.000%	12/18/2013		500,000	(1,025)	(460)
	Put - OTC CDX.IG-20 5-Year Index		Sell	1.100%	12/18/2013		322,700	(637)	(184)

								$(13,016)	$(8,782)

See Accompanying Notes	25

Schedule of Investments PIMCO Total Return Fund (Cont.)

FOREIGN CURRENCY OPTIONS

Counterparty	Description		Strike Price	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC USD versus JPY	JPY	95.000	10/09/2013	$341,000	$(1,156)	$(152)
	Put - OTC USD versus JPY		96.000	10/09/2013	1,500,000	(16,851)	(1,744)
BPS	Put - OTC USD versus JPY		96.000	10/09/2013	1,250,000	(9,424)	(1,454)
	Put - OTC USD versus JPY		96.000	10/21/2013	836,300	(3,462)	(2,595)
	Put - OTC USD versus JPY		97.000	10/21/2013	500,000	(2,650)	(2,779)
UAG	Put - OTC USD versus JPY		97.000	10/09/2013	500,000	(1,994)	(1,409)

						$(35,537)	$(10,133)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$1,757,700	$(14,866)	$(2,182)
	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	4,179,400	(37,277)	(5,072)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	483,000	(6,231)	(575)
DUB	Floor - OTC CPURNSA Index	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	631,100	(4,733)	(721)
	Floor - OTC CPURNSA Index	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	486,300	(4,766)	(639)

						$(67,873)	$(9,189)

Total Written Options						$(527,548)	$(254,844)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2013

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premiums
Balance at 03/31/2013	10,750	$78,524,000	EUR	7,868,400	$(496,169)
Sales	45,626	111,362,100		0	(490,191)
Closing Buys	(5,375)	(26,938,000)		0	84,156
Expirations	(22,813)	(52,221,800)		(3,313,200)	256,571
Exercised	(28,188)	(25,329,000)		0	118,085

Balance at 09/30/2013	0	$85,397,300	EUR	4,555,200	$(527,548)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

								Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Deal (Pay) Rate	Maturity Date	Implied Credit Spread at September 30, 2013 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BPS	Hanson Building Materials, Inc.	(1.000%)	09/20/2016	0.564%	$53,000	$1,683	$(2,383)	$0	$(700)
BRC	FBG Finance Ltd.	(2.140%)	12/20/2014	0.120%	6,000	0	(153)	0	(153)
	Hanson Ltd.	(1.000%)	09/20/2016	0.564%	20,000	3,056	(3,320)	0	(264)
	Tate & Lyle International Finance PLC	(1.250%)	12/20/2014	0.269%	12,000	0	(150)	0	(150)
	UST LLC	(0.700%)	03/20/2018	0.180%	24,000	0	(556)	0	(556)
CBK	CRH America, Inc.	(2.590%)	09/20/2018	1.619%	10,000	0	(461)	0	(461)
	UST LLC	(1.000%)	03/20/2018	0.179%	2,500	(133)	42	0	(91)
DUB	Universal Corp.	(1.000%)	12/20/2014	0.098%	33,000	580	(957)	0	(377)
	UST LLC	(1.000%)	03/20/2018	0.179%	1,500	(74)	19	0	(55)
JPM	Intesa Sanpaolo SpA	(3.000%)	09/20/2015	1.663%	6,000	192	(353)	0	(161)
MYC	Pactiv LLC	(5.000%)	06/20/2017	3.096%	9,800	(677)	6	0	(671)

						$4,627	$(8,266)	$0	$(3,639)

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN, U.S. MUNICIPAL AND U.S. TREASURY OBLIGATION ISSUES - SELL PROTECTION (2)

								Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2013 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BOA	Berkshire Hathaway Finance Corp.	1.000%	03/20/2015	0.217%	$162,200	$(2,827)	$4,755	$1,928	$0
	Berkshire Hathaway Finance Corp.	1.000%	12/20/2015	0.309%	20,000	(298)	612	314	0
	Brazil Government International Bond	1.000%	09/20/2015	0.985%	34,600	(407)	428	21	0
	Brazil Government International Bond	1.950%	04/20/2016	1.149%	300	0	9	9	0
	Brazil Government International Bond	1.000%	06/20/2016	1.197%	24,600	(71)	(52)	0	(123)
	Brazil Government International Bond	1.000%	03/20/2017	1.381%	13,700	(146)	(26)	0	(172)
	China Government International Bond	0.780%	12/20/2014	0.169%	50,000	0	388	388	0

26	See Accompanying Notes

September 30, 2013

(Unaudited)

									Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2013 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
	China Government International Bond	1.000%	06/20/2015	0.268%		$126,600	$1,811	$(168)	$1,643	$0
	China Government International Bond	1.000%	09/20/2015	0.299%		50,000	402	308	710	0
	China Government International Bond	1.000%	12/20/2015	0.322%		25,000	362	23	385	0
	General Electric Capital Corp.	5.000%	06/20/2014	0.188%		70,500	2,605	(27)	2,578	0
	General Electric Capital Corp.	1.000%	12/20/2014	0.298%		25,000	(1,123)	1,346	223	0
	General Electric Capital Corp.	1.000%	12/20/2015	0.417%		32,900	(1,099)	1,536	437	0
	General Electric Capital Corp.	1.000%	03/20/2016	0.463%		65,000	(784)	1,666	882	0
	HSBC Bank PLC	1.000%	09/20/2015	0.344%	EUR	25,000	449	1	450	0
	Indonesia Government International Bond	1.000%	09/20/2015	1.268%		$15,000	(435)	361	0	(74)
	Indonesia Government International Bond	1.000%	12/20/2015	1.338%		50,000	(660)	304	0	(356)
	Japan Government International Bond	1.000%	06/20/2015	0.224%		46,700	443	199	642	0
	Japan Government International Bond	1.000%	09/20/2015	0.247%		125,000	2,043	(137)	1,906	0
	Japan Government International Bond	1.000%	12/20/2015	0.264%		40,300	727	(54)	673	0
	MetLife, Inc.	1.000%	12/20/2014	0.195%		9,100	(125)	218	93	0
	MetLife, Inc.	1.000%	09/20/2015	0.368%		50,000	(1,280)	1,921	641	0
	Mexico Government International Bond	1.000%	09/20/2015	0.620%		39,000	(146)	451	305	0
	Mexico Government International Bond	1.000%	09/20/2017	0.972%		25,000	(358)	394	36	0
	Prudential Financial, Inc.	5.000%	09/20/2014	0.189%		10,000	(179)	667	488	0
	Prudential Financial, Inc.	1.000%	09/20/2015	0.384%		25,000	305	8	313	0
	Prudential Financial, Inc.	1.000%	03/20/2016	0.499%		10,000	(114)	241	127	0
	Russia Government International Bond	1.000%	09/20/2015	1.013%		50,000	(101)	103	2	0
BPS	Berkshire Hathaway Finance Corp.	1.000%	03/20/2015	0.217%		25,000	(468)	765	297	0
	China Government International Bond	1.000%	06/20/2015	0.268%		25,000	384	(59)	325	0
	China Government International Bond	1.000%	09/20/2015	0.299%		15,000	94	119	213	0
	Export-Import Bank of China	1.000%	06/20/2016	0.517%		15,000	(141)	343	202	0
	General Electric Capital Corp.	4.700%	12/20/2013	0.192%		7,300	0	84	84	0
	General Electric Capital Corp.	1.000%	12/20/2014	0.298%		34,400	(1,730)	2,038	308	0
	Indonesia Government International Bond	1.000%	09/20/2015	1.268%		35,000	(951)	778	0	(173)
	Indonesia Government International Bond	1.000%	03/20/2016	1.456%		10,000	(149)	42	0	(107)
	Mexico Government International Bond	1.000%	09/20/2017	0.972%		19,500	(280)	307	27	0
	U.S. Treasury Notes	0.250%	03/20/2015	0.332%	EUR	45,000	(219)	150	0	(69)
	U.S. Treasury Notes	0.250%	09/20/2016	0.326%		25,000	(495)	421	0	(74)
	United Kingdom Gilt	1.000%	03/20/2015	0.076%		$70,000	463	517	980	0
BRC	Berkshire Hathaway Finance Corp.	1.000%	12/20/2013	0.091%		19,700	111	(65)	46	0
	Berkshire Hathaway Finance Corp.	1.000%	03/20/2015	0.217%		65,000	(1,169)	1,942	773	0
	Brazil Government International Bond	1.000%	03/20/2015	0.857%		75,000	(1,413)	1,594	181	0
	Brazil Government International Bond	1.000%	06/20/2015	0.930%		127,100	(1,967)	2,158	191	0
	Brazil Government International Bond	1.000%	09/20/2015	0.985%		240,700	(2,853)	2,998	145	0
	Brazil Government International Bond	1.000%	12/20/2015	1.027%		105,000	(514)	484	0	(30)
	Brazil Government International Bond	1.000%	03/20/2016	1.120%		54,390	(474)	330	0	(144)
	Brazil Government International Bond	1.000%	06/20/2016	1.197%		21,200	(51)	(55)	0	(106)
	Brazil Government International Bond	1.000%	09/20/2016	1.261%		25,000	(719)	536	0	(183)
	Brazil Government International Bond	1.000%	12/20/2016	1.314%		25,000	(871)	630	0	(241)
	China Development Bank Corp.	1.000%	06/20/2016	0.560%		20,000	(97)	342	245	0
	China Government International Bond	1.000%	03/20/2015	0.226%		50,000	520	68	588	0
	China Government International Bond	1.000%	06/20/2015	0.268%		50,000	817	(168)	649	0
	China Government International Bond	1.000%	09/20/2015	0.299%		25,000	308	47	355	0
	China Government International Bond	1.000%	12/20/2015	0.322%		75,000	1,074	82	1,156	0
	China Government International Bond	1.000%	09/20/2016	0.456%		50,000	630	192	822	0
	Export-Import Bank of China	1.000%	06/20/2016	0.517%		30,000	(266)	668	402	0
	General Electric Capital Corp.	4.050%	12/20/2013	0.192%		25,000	0	248	248	0
	General Electric Capital Corp.	4.800%	12/20/2013	0.192%		30,000	0	355	355	0
	General Electric Capital Corp.	1.000%	12/20/2014	0.298%		50,000	(2,557)	3,004	447	0
	Indonesia Government International Bond	1.000%	09/20/2015	1.268%		45,000	(1,437)	1,215	0	(222)
	Indonesia Government International Bond	1.000%	12/20/2015	1.338%		60,000	(891)	465	0	(426)
	Indonesia Government International Bond	1.000%	03/20/2016	1.456%		10,000	(149)	42	0	(107)
	MetLife, Inc.	1.000%	09/20/2015	0.368%		25,000	304	16	320	0
	Mexico Government International Bond	1.000%	03/20/2015	0.549%		42,400	(916)	1,211	295	0
	Mexico Government International Bond	1.000%	09/20/2015	0.620%		61,000	(635)	1,112	477	0
	Mexico Government International Bond	1.000%	12/20/2015	0.644%		50,000	(124)	534	410	0
	Mexico Government International Bond	1.000%	03/20/2016	0.699%		1,400	(12)	22	10	0
	Mexico Government International Bond	1.000%	12/20/2016	0.813%		23,500	(830)	977	147	0
	Mexico Government International Bond	1.000%	09/20/2017	0.972%		5,000	(112)	119	7	0
	Morgan Stanley	1.000%	09/20/2014	0.480%		100	(3)	3	0	0
	U.S. Treasury Notes	0.250%	03/20/2015	0.332%	EUR	104,000	(1,467)	1,308	0	(159)
CBK	Berkshire Hathaway Finance Corp.	1.000%	03/20/2015	0.217%		$25,000	(434)	732	298	0
	Brazil Government International Bond	1.000%	09/20/2015	0.985%		21,000	(330)	342	12	0
	Brazil Government International Bond	1.000%	03/20/2016	1.120%		113,700	(915)	614	0	(301)
	Brazil Government International Bond	1.000%	12/20/2016	1.314%		25,000	(871)	630	0	(241)
	China Government International Bond	1.000%	06/20/2015	0.268%		24,900	388	(65)	323	0
	Export-Import Bank of China	1.000%	06/20/2016	0.517%		10,000	(97)	231	134	0
	Export-Import Bank of China	1.000%	06/20/2017	0.725%		10,000	(396)	500	104	0
	Florida State Board of Education General Obligation Notes, Series 2005	0.470%	03/20/2018	0.374%		10,000	0	43	43	0
	General Electric Capital Corp.	4.000%	12/20/2013	0.192%		17,300	0	169	169	0
	General Electric Capital Corp.	4.325%	12/20/2013	0.192%		57,300	0	608	608	0
	General Electric Capital Corp.	4.800%	12/20/2013	0.192%		50,000	0	591	591	0
	General Electric Capital Corp.	4.875%	12/20/2013	0.192%		46,900	0	564	564	0
	General Electric Capital Corp.	3.800%	03/20/2014	0.193%		30,000	0	548	548	0
	General Electric Capital Corp.	3.820%	03/20/2014	0.193%		50,000	0	918	918	0
	General Electric Capital Corp.	3.850%	03/20/2014	0.193%		25,900	0	480	480	0
	General Electric Capital Corp.	3.950%	03/20/2014	0.193%		15,000	0	285	285	0
	General Electric Capital Corp.	4.000%	03/20/2014	0.193%		50,000	0	964	964	0
	General Electric Capital Corp.	5.000%	09/20/2014	0.257%		50,000	1,187	1,217	2,404	0
	General Electric Capital Corp.	1.000%	12/20/2014	0.298%		25,000	(1,123)	1,346	223	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.398%		25,000	(876)	1,182	306	0

See Accompanying Notes	27

Schedule of Investments PIMCO Total Return Fund (Cont.)

									Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2013 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
	General Electric Capital Corp.	1.000%	03/20/2016	0.463%		$25,000	$(190)	$529	$339	$0
	Indonesia Government International Bond	1.000%	09/20/2015	1.268%		12,100	(274)	214	0	(60)
	Indonesia Government International Bond	1.000%	12/20/2015	1.338%		15,000	(218)	111	0	(107)
	Indonesia Government International Bond	1.000%	06/20/2016	1.554%		5,000	(95)	23	0	(72)
	JPMorgan Chase & Co.	1.000%	06/20/2014	0.223%		20,700	189	(65)	124	0
	JPMorgan Chase & Co.	1.000%	09/20/2014	0.305%		31,000	312	(91)	221	0
	MetLife, Inc.	1.000%	12/20/2014	0.195%		10,800	(272)	383	111	0
	Mexico Government International Bond	1.000%	09/20/2015	0.620%		91,800	(808)	1,525	717	0
	Mexico Government International Bond	1.000%	03/20/2016	0.699%		232,600	(2,150)	3,948	1,798	0
	Mexico Government International Bond	1.000%	06/20/2016	0.744%		50,000	(48)	410	362	0
	Mexico Government International Bond	1.000%	09/20/2016	0.781%		25,000	(707)	876	169	0
	Mexico Government International Bond	1.000%	12/20/2016	0.813%		25,000	(871)	1,028	157	0
	Prudential Financial, Inc.	5.000%	09/20/2014	0.189%		5,000	(90)	333	243	0
	Russia Government International Bond	1.000%	09/20/2014	0.690%		50,000	155	12	167	0
	Sberbank of Russia	1.000%	09/20/2014	0.984%		50,000	(129)	152	23	0
	United Kingdom Gilt	1.000%	06/20/2015	0.091%		47,400	362	400	762	0
DUB	Bank of America Corp.	1.000%	09/20/2014	0.317%		14,700	113	(10)	103	0
	Barclays Bank PLC	1.000%	03/20/2014	0.218%	EUR	6,400	44	(9)	35	0
	Berkshire Hathaway Finance Corp.	1.000%	12/20/2014	0.163%		$25,000	(495)	760	265	0
	Berkshire Hathaway Finance Corp.	1.000%	03/20/2015	0.217%		65,000	(932)	1,705	773	0
	BP Capital Markets America, Inc.	1.000%	12/20/2013	0.154%		900	8	(6)	2	0
	Brazil Government International Bond	1.000%	06/20/2015	0.930%		61,800	(873)	967	94	0
	Brazil Government International Bond	1.000%	09/20/2015	0.985%		110,000	(1,220)	1,286	66	0
	Brazil Government International Bond	1.000%	12/20/2015	1.027%		75,000	(494)	473	0	(21)
	Brazil Government International Bond	1.000%	06/20/2016	1.197%		100,000	(168)	(332)	0	(500)
	Brazil Government International Bond	1.000%	12/20/2016	1.314%		22,900	(809)	588	0	(221)
	China Government International Bond	1.000%	03/20/2015	0.226%		30,000	312	41	353	0
	China Government International Bond	1.000%	12/20/2015	0.322%		25,000	349	36	385	0
	CIT Group, Inc.	5.000%	09/20/2015	1.268%		50,000	3,894	(180)	3,714	0
	Export-Import Bank of China	1.000%	06/20/2016	0.517%		10,000	(48)	182	134	0
	General Electric Capital Corp.	4.300%	12/20/2013	0.192%		24,700	0	261	261	0
	General Electric Capital Corp.	4.800%	12/20/2013	0.192%		20,000	0	236	236	0
	General Electric Capital Corp.	4.900%	12/20/2013	0.192%		34,100	0	412	412	0
	General Electric Capital Corp.	4.000%	03/20/2014	0.193%		10,000	0	193	193	0
	General Electric Capital Corp.	4.050%	03/20/2014	0.193%		25,000	0	488	488	0
	General Electric Capital Corp.	5.000%	06/20/2014	0.188%		29,800	1,011	79	1,090	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.398%		110,000	(4,219)	5,562	1,343	0
	General Electric Capital Corp.	1.000%	12/20/2015	0.417%		50,000	(1,411)	2,076	665	0
	General Electric Capital Corp.	1.000%	03/20/2016	0.463%		2,600	(210)	245	35	0
	Indonesia Government International Bond	1.000%	09/20/2015	1.268%		25,000	(619)	496	0	(123)
	Indonesia Government International Bond	1.000%	12/20/2015	1.338%		15,000	(211)	104	0	(107)
	Japan Government International Bond	1.000%	12/20/2015	0.264%		41,700	786	(89)	697	0
	Mexico Government International Bond	1.000%	09/20/2015	0.620%		9,400	(118)	191	73	0
	Mexico Government International Bond	1.000%	12/20/2015	0.644%		50,000	(456)	866	410	0
	Mexico Government International Bond	1.000%	03/20/2016	0.699%		143,200	(1,131)	2,238	1,107	0
	Mexico Government International Bond	1.000%	12/20/2016	0.813%		25,000	(871)	1,028	157	0
	Mexico Government International Bond	1.000%	03/20/2017	0.873%		15,000	(165)	235	70	0
	Mexico Government International Bond	1.000%	09/20/2017	0.972%		46,700	(762)	828	66	0
	U.S. Treasury Notes	0.250%	03/20/2015	0.332%	EUR	25,000	(344)	305	0	(39)
	U.S. Treasury Notes	0.250%	06/20/2015	0.329%		50,000	(526)	439	0	(87)
	U.S. Treasury Notes	0.250%	09/20/2015	0.328%		50,000	(689)	590	0	(99)
	U.S. Treasury Notes	0.250%	06/20/2016	0.326%		50,000	(951)	816	0	(135)
	U.S. Treasury Notes	0.250%	09/20/2016	0.326%		50,000	(931)	784	0	(147)
FBF	Brazil Government International Bond	1.000%	09/20/2015	0.985%		$70,000	(777)	819	42	0
	Canadian Natural Resources Ltd.	1.000%	06/20/2017	0.441%		590	(23)	35	12	0
	China Government International Bond	1.000%	03/20/2015	0.226%		85,000	410	588	998	0
	China Government International Bond	1.000%	06/20/2015	0.268%		25,000	136	189	325	0
	Export-Import Bank of China	1.000%	06/20/2016	0.517%		5,000	(43)	111	68	0
	Export-Import Bank of China	1.000%	12/20/2016	0.595%		10,000	(970)	1,103	133	0
	Export-Import Bank of China	1.000%	06/20/2017	0.725%		11,300	(437)	555	118	0
	Goldman Sachs Group, Inc.	1.000%	09/20/2014	0.450%		11,200	(181)	245	64	0
	Indonesia Government International Bond	1.000%	09/20/2015	1.268%		10,000	(218)	168	0	(50)
	Indonesia Government International Bond	1.000%	12/20/2015	1.338%		20,000	(318)	176	0	(142)
	Indonesia Government International Bond	1.000%	03/20/2016	1.456%		21,900	(496)	260	0	(236)
	JPMorgan Chase & Co.	1.000%	06/20/2014	0.223%		31,600	276	(87)	189	0
	MetLife, Inc.	1.000%	12/20/2014	0.195%		13,900	(271)	413	142	0
	Mexico Government International Bond	1.000%	09/20/2015	0.620%		25,000	(217)	413	196	0
	Prudential Financial, Inc.	1.000%	09/20/2015	0.384%		10,000	122	3	125	0
	U.S. Treasury Notes	0.250%	03/20/2016	0.326%	EUR	173,500	(2,143)	1,718	0	(425)
	United Kingdom Gilt	1.000%	06/20/2015	0.091%		$50,000	538	265	803	0
GST	Berkshire Hathaway Finance Corp.	1.000%	03/20/2015	0.217%		111,400	(1,718)	3,042	1,324	0
	Berkshire Hathaway Finance Corp.	1.000%	06/20/2015	0.257%		30,000	(962)	1,357	395	0
	Berkshire Hathaway Finance Corp.	1.000%	12/20/2015	0.309%		60,000	(1,275)	2,218	943	0
	Brazil Government International Bond	1.000%	03/20/2015	0.857%		100,000	(1,931)	2,172	241	0
	Brazil Government International Bond	1.000%	06/20/2015	0.930%		30,800	(414)	460	46	0
	Brazil Government International Bond	1.000%	09/20/2016	1.261%		47,500	(289)	(59)	0	(348)
	Canada Government Bond	1.000%	03/20/2015	0.310%		10,000	243	(138)	105	0
	China Government International Bond	1.000%	09/20/2015	0.299%		25,000	182	173	355	0
	Export-Import Bank of China	1.000%	06/20/2016	0.517%		20,000	(184)	452	268	0
	Indonesia Government International Bond	1.000%	09/20/2015	1.268%		10,000	(333)	283	0	(50)
	Japan Government International Bond	1.000%	06/20/2015	0.224%		41,900	49	527	576	0
	Japan Government International Bond	1.000%	09/20/2015	0.247%		50,000	806	(43)	763	0
	Japan Government International Bond	1.000%	12/20/2015	0.264%		30,200	568	(63)	505	0
	MetLife, Inc.	1.000%	03/20/2015	0.271%		25,000	(1,561)	1,838	277	0
	MetLife, Inc.	1.000%	12/20/2015	0.400%		27,000	(1,638)	2,007	369	0
	Mexico Government International Bond	1.000%	09/20/2016	0.781%		54,400	(485)	853	368	0

28	See Accompanying Notes

September 30, 2013

(Unaudited)

									Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2013 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
	Mexico Government International Bond	1.000%	06/20/2017	0.926%		$3,300	$(108)	$118	$10	$0
	Mexico Government International Bond	1.000%	09/20/2017	0.972%		10,000	(143)	157	14	0
	Prudential Financial, Inc.	1.000%	03/20/2016	0.499%		20,000	(382)	635	253	0
	Russia Government International Bond	1.000%	09/20/2014	0.690%		25,000	65	19	84	0
	United Kingdom Gilt	1.000%	03/20/2015	0.076%		37,200	133	387	520	0
HUS	Brazil Government International Bond	1.000%	06/20/2015	0.930%		248,900	(3,152)	3,527	375	0
	Brazil Government International Bond	1.000%	09/20/2015	0.985%		130,500	(1,332)	1,410	78	0
	Brazil Government International Bond	1.000%	12/20/2015	1.027%		100,000	(756)	727	0	(29)
	Brazil Government International Bond	1.000%	03/20/2016	1.120%		61,200	(502)	341	0	(161)
	Export-Import Bank of China	1.000%	06/20/2016	0.517%		10,000	(53)	187	134	0
	Export-Import Bank of China	1.000%	06/20/2017	0.725%		2,800	(108)	137	29	0
	Indonesia Government International Bond	1.000%	09/20/2015	1.268%		25,000	(792)	668	0	(124)
	Indonesia Government International Bond	1.000%	03/20/2016	1.456%		25,000	(566)	296	0	(270)
	Indonesia Government International Bond	1.000%	09/20/2016	1.634%		2,000	(39)	3	0	(36)
	Mexico Government International Bond	1.000%	03/20/2015	0.549%		22,300	(471)	627	156	0
	Mexico Government International Bond	1.000%	12/20/2015	0.644%		50,000	(479)	890	411	0
	Mexico Government International Bond	1.000%	03/20/2016	0.699%		10,000	(44)	121	77	0
	Mexico Government International Bond	1.000%	09/20/2016	0.781%		24,100	133	29	162	0
	Mexico Government International Bond	1.000%	06/20/2017	0.926%		11,700	(264)	299	35	0
	Mexico Government International Bond	1.000%	09/20/2017	0.972%		48,500	(808)	876	68	0
	Petrobras International Finance Co.	1.000%	09/20/2014	1.250%		25,000	(70)	16	0	(54)
	U.S. Treasury Notes	0.250%	03/20/2016	0.326%	EUR	100,000	(1,239)	995	0	(244)
	U.S. Treasury Notes	0.250%	09/20/2016	0.326%		50,000	(1,084)	936	0	(148)
	U.S. Treasury Notes	0.250%	12/20/2018	0.355%		50,000	(172)	(184)	0	(356)
JPM	Berkshire Hathaway Finance Corp.	1.000%	06/20/2015	0.257%		$20,000	(816)	1,079	263	0
	Berkshire Hathaway Finance Corp.	1.000%	12/20/2015	0.309%		15,000	(463)	699	236	0
	Brazil Government International Bond	1.000%	03/20/2015	0.857%		25,000	(506)	566	60	0
	Brazil Government International Bond	1.000%	06/20/2015	0.930%		40,000	(420)	480	60	0
	Brazil Government International Bond	1.000%	09/20/2015	0.985%		107,000	(1,219)	1,283	64	0
	Brazil Government International Bond	1.000%	06/20/2016	1.197%		50,000	(84)	(166)	0	(250)
	Brazil Government International Bond	1.000%	09/20/2016	1.261%		99,000	(1,137)	411	0	(726)
	Brazil Government International Bond	1.000%	03/20/2017	1.381%		22,300	(217)	(64)	0	(281)
	China Development Bank Corp.	1.000%	06/20/2016	0.560%		15,000	(131)	314	183	0
	China Government International Bond	1.000%	03/20/2015	0.226%		35,000	157	255	412	0
	China Government International Bond	1.000%	06/20/2015	0.268%		60,000	494	285	779	0
	China Government International Bond	1.000%	09/20/2015	0.299%		10,000	62	80	142	0
	China Government International Bond	1.000%	12/20/2015	0.322%		25,000	349	36	385	0
	Export-Import Bank of China	1.000%	06/20/2016	0.517%		25,000	(193)	529	336	0
	General Electric Capital Corp.	1.000%	03/20/2014	0.188%		10,000	(263)	304	41	0
	General Electric Capital Corp.	1.000%	12/20/2014	0.298%		75,000	(3,867)	4,538	671	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.398%		15,000	(526)	709	183	0
	General Electric Capital Corp.	0.280%	03/20/2016	0.473%		10,000	0	(47)	0	(47)
	Indonesia Government International Bond	1.000%	09/20/2015	1.268%		35,000	(814)	641	0	(173)
	Indonesia Government International Bond	1.000%	12/20/2015	1.338%		8,700	(138)	77	0	(61)
	Indonesia Government International Bond	1.000%	03/20/2016	1.456%		10,000	(178)	70	0	(108)
	Indonesia Government International Bond	1.000%	06/20/2016	1.554%		2,500	(46)	10	0	(36)
	Indonesia Government International Bond	1.000%	09/20/2016	1.634%		5,000	(79)	(11)	0	(90)
	Japan Government International Bond	1.000%	09/20/2015	0.247%		75,000	1,220	(77)	1,143	0
	MetLife, Inc.	1.000%	09/20/2015	0.368%		25,000	(1,694)	2,015	321	0
	MetLife, Inc.	1.000%	12/20/2015	0.400%		23,000	(1,415)	1,730	315	0
	Mexico Government International Bond	0.920%	03/20/2016	0.700%		6,950	0	40	40	0
	Mexico Government International Bond	1.000%	09/20/2016	0.781%		52,700	234	122	356	0
	Mexico Government International Bond	1.000%	12/20/2016	0.813%		25,000	(889)	1,046	157	0
	Mexico Government International Bond	1.000%	06/20/2017	0.926%		400	(13)	14	1	0
	Mexico Government International Bond	1.000%	09/20/2017	0.972%		25,000	(332)	367	35	0
MYC	Berkshire Hathaway Finance Corp.	1.000%	03/20/2015	0.217%		77,000	(1,445)	2,360	915	0
	Brazil Government International Bond	1.770%	09/20/2014	0.673%		15,000	0	169	169	0
	Brazil Government International Bond	1.000%	06/20/2015	0.930%		31,500	(305)	352	47	0
	Brazil Government International Bond	1.000%	09/20/2015	0.985%		25,000	(157)	172	15	0
	Brazil Government International Bond	1.000%	12/20/2015	1.027%		100,000	(806)	777	0	(29)
	Brazil Government International Bond	1.000%	03/20/2016	1.120%		75,000	(608)	409	0	(199)
	Brazil Government International Bond	1.000%	12/20/2016	1.314%		25,000	(883)	642	0	(241)
	China Development Bank Corp.	1.000%	06/20/2016	0.560%		50,000	(326)	938	612	0
	China Government International Bond	1.000%	03/20/2015	0.226%		100,000	463	713	1,176	0
	China Government International Bond	1.000%	12/20/2015	0.322%		50,000	712	59	771	0
	Export-Import Bank of China	1.000%	06/20/2016	0.517%		40,000	(232)	768	536	0
	General Electric Capital Corp.	1.000%	06/20/2014	0.188%		20,000	183	(59)	124	0
	General Electric Capital Corp.	1.000%	09/20/2014	0.257%		75,000	534	35	569	0
	General Electric Capital Corp.	1.000%	12/20/2014	0.298%		50,000	(2,368)	2,815	447	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.398%		85,000	(3,104)	4,142	1,038	0
	Indonesia Government International Bond	1.000%	09/20/2015	1.268%		25,000	(623)	499	0	(124)
	Indonesia Government International Bond	1.000%	12/20/2015	1.338%		30,000	(449)	236	0	(213)
	Indonesia Government International Bond	1.000%	03/20/2016	1.456%		20,000	(342)	126	0	(216)
	Japan Government International Bond	1.000%	06/20/2015	0.224%		25,000	82	262	344	0
	Japan Government International Bond	1.000%	12/20/2015	0.264%		5,000	90	(7)	83	0
	Mexico Government International Bond	1.000%	12/20/2015	0.644%		25,000	(356)	562	206	0
	Mexico Government International Bond	1.000%	09/20/2016	0.781%		63,900	(506)	937	431	0
	Mexico Government International Bond	1.000%	03/20/2017	0.873%		5,000	(55)	78	23	0
	Mexico Government International Bond	1.000%	06/20/2017	0.926%		10,600	(356)	388	32	0
	Mexico Government International Bond	1.000%	09/20/2017	0.972%		25,000	(332)	367	35	0
	United Kingdom Gilt	0.250%	03/20/2015	0.076%		30,000	(339)	419	80	0
	United Kingdom Gilt	1.000%	03/20/2015	0.076%		200,000	1,757	1,042	2,799	0
RYL	Brazil Government International Bond	1.000%	03/20/2015	0.857%		50,000	(989)	1,109	120	0
	China Government International Bond	1.000%	03/20/2015	0.226%		20,000	198	37	235	0
	China Government International Bond	1.000%	06/20/2015	0.268%		104,600	1,382	(24)	1,358	0
	China Government International Bond	1.000%	12/20/2015	0.322%		25,000	362	23	385	0

See Accompanying Notes	29

Schedule of Investments PIMCO Total Return Fund (Cont.)

									Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2013 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
	China Government International Bond	1.000%	09/20/2016	0.456%		1,300	(16)	37	21	0
	Indonesia Government International Bond	1.000%	09/20/2015	1.268%		65,000	(1,465)	1,144	0	(321)
	Indonesia Government International Bond	1.000%	03/20/2016	1.456%		46,900	(1,041)	535	0	(506)
	Indonesia Government International Bond	1.000%	09/20/2016	1.634%		13,700	(216)	(31)	0	(247)
	Japan Government International Bond	1.000%	06/20/2015	0.224%		2,100	20	9	29	0
	Japan Government International Bond	1.000%	12/20/2015	0.264%		50,000	930	(94)	836	0
	Mexico Government International Bond	1.000%	03/20/2015	0.549%		25,000	(529)	703	174	0
	Mexico Government International Bond	1.000%	09/20/2016	0.781%		5,000	(139)	173	34	0
	U.S. Treasury Notes	0.250%	03/20/2016	0.326%	EUR	62,000	(752)	601	0	(151)
	U.S. Treasury Notes	0.250%	06/20/2016	0.326%		25,000	(429)	361	0	(68)
SOG	U.S. Treasury Notes	0.250%	06/20/2015	0.329%		25,000	(221)	177	0	(44)
	U.S. Treasury Notes	0.250%	09/20/2015	0.328%		50,000	(689)	590	0	(99)
	U.S. Treasury Notes	0.250%	09/20/2016	0.326%		50,000	(1,095)	948	0	(147)
	United Kingdom Gilt	1.000%	03/20/2015	0.076%		$72,700	160	857	1,017	0
	United Kingdom Gilt	1.000%	06/20/2015	0.091%		19,200	202	106	308	0
UAG	Berkshire Hathaway Finance Corp.	1.000%	03/20/2015	0.217%		3,300	(60)	99	39	0
	Brazil Government International Bond	1.000%	09/20/2015	0.985%		27,600	(261)	278	17	0
	Brazil Government International Bond	1.000%	03/20/2016	1.120%		35,000	(336)	244	0	(92)
	China Government International Bond	1.000%	03/20/2015	0.226%		25,000	119	175	294	0
	China Government International Bond	1.000%	06/20/2015	0.268%		25,000	397	(72)	325	0
	China Government International Bond	1.000%	09/20/2015	0.299%		25,000	219	136	355	0
	General Electric Capital Corp.	1.000%	12/20/2014	0.298%		65,000	(3,362)	3,944	582	0
	Indonesia Government International Bond	1.000%	09/20/2016	1.634%		13,600	(215)	(31)	0	(246)
	Mexico Government International Bond	1.000%	09/20/2015	0.620%		19,100	(270)	419	149	0
	Mexico Government International Bond	1.000%	09/20/2016	0.781%		17,900	(79)	200	121	0
	Mexico Government International Bond	1.000%	09/20/2017	0.972%		10,000	(135)	149	14	0
	U.S. Treasury Notes	0.250%	03/20/2016	0.326%	EUR	35,500	(408)	321	0	(87)
	U.S. Treasury Notes	0.250%	06/20/2016	0.326%		125,000	(2,169)	1,831	0	(338)
	U.S. Treasury Notes	0.250%	09/20/2016	0.326%		175,700	(2,371)	1,852	0	(519)
	United Kingdom Gilt	1.000%	06/20/2015	0.091%		$100,000	1,202	405	1,607	0
	United Kingdom Gilt	1.000%	12/20/2015	0.111%		37,300	858	(105)	753	0

							$(100,378)	$177,877	$90,857	$(13,358)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

							Swap Agreements, at Value (5)
Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BOA	CMBX.NA.AAA.4 Index	0.350%	02/17/2051	$24,649	$(617)	$(138)	$0	$(755)
	CMBX.NA.AAA.6 Index	0.500%	05/11/2063	1,000	(43)	1	0	(42)
	MCDX-20 5-Year Index	1.000%	06/20/2018	25,000	(332)	1	0	(331)
BRC	CDX.EM-12 5-Year Index	5.000%	12/20/2014	75,200	8,835	(7,111)	1,724	0
	CDX.EM-13 5-Year Index	5.000%	06/20/2015	494,500	60,593	(44,695)	15,898	0
CBK	CMBX.NA.AAA.4 Index	0.350%	02/17/2051	9,859	(268)	(37)	0	(305)
	MCDX-15 5-Year Index	1.000%	12/20/2015	28,100	(1,092)	1,239	147	0
	MCDX-20 5-Year Index	1.000%	06/20/2018	70,000	(1,004)	77	0	(927)
DUB	CDX.EM-12 5-Year Index	5.000%	12/20/2014	99,900	11,676	(9,386)	2,290	0
	CDX.EM-13 5-Year Index	5.000%	06/20/2015	491,800	61,681	(45,869)	15,812	0
	CMBX.NA.AAA.4 Index	0.350%	02/17/2051	15,676	(422)	(58)	0	(480)
	MCDX-15 5-Year Index	1.000%	12/20/2015	25,000	(980)	1,111	131	0
FBF	CDX.EM-13 5-Year Index	5.000%	06/20/2015	32,400	4,200	(3,159)	1,041	0
	CMBX.NA.AAA.4 Index	0.350%	02/17/2051	4,042	(121)	(4)	0	(125)
GST	CDX.EM-12 5-Year Index	5.000%	12/20/2014	24,300	2,892	(2,335)	557	0
	CDX.EM-13 5-Year Index	5.000%	06/20/2015	50,700	6,337	(4,707)	1,630	0
	CDX.IG-9 10-Year Index 30-100%	0.508%	12/20/2017	241,125	0	3,734	3,734	0
	CDX.IG-9 10-Year Index 30-100%	0.548%	12/20/2017	62,017	0	1,064	1,064	0
	CMBX.NA.AAA.4 Index	0.350%	02/17/2051	13,113	(344)	(57)	0	(401)
	MCDX-14 5-Year Index	1.000%	06/20/2015	80,000	(4,046)	4,532	486	0
	MCDX-15 5-Year Index	1.000%	12/20/2015	10,000	(389)	441	52	0
	MCDX-20 5-Year Index	1.000%	06/20/2018	25,000	(329)	(3)	0	(332)
HUS	CDX.EM-12 5-Year Index	5.000%	12/20/2014	25,000	2,900	(2,327)	573	0
	CDX.EM-13 5-Year Index	5.000%	06/20/2015	934,300	115,625	(85,586)	30,039	0
JPM	CDX.EM-12 5-Year Index	5.000%	12/20/2014	25,000	2,838	(2,264)	574	0
	CDX.EM-13 5-Year Index	5.000%	06/20/2015	68,100	7,866	(5,676)	2,190	0
	CDX.IG-9 10-Year Index 30-100%	0.510%	12/20/2017	144,675	0	2,255	2,255	0
	CDX.IG-9 10-Year Index 30-100%	0.553%	12/20/2017	130,979	0	2,275	2,275	0
MYC	CDX.EM-12 5-Year Index	5.000%	12/20/2014	25,000	2,963	(2,389)	574	0
	CDX.EM-13 5-Year Index	5.000%	06/20/2015	153,200	16,939	(12,013)	4,926	0
	CMBX.NA.AAA.4 Index	0.350%	02/17/2051	44,126	(1,128)	(223)	0	(1,351)
	MCDX-15 5-Year Index	1.000%	12/20/2015	21,900	(866)	980	114	0
	MCDX-20 5-Year Index	1.000%	06/20/2018	50,000	(695)	33	0	(662)
UAG	CDX.EM-12 5-Year Index	5.000%	12/20/2014	50,000	4,975	(3,829)	1,146	0

					$297,644	$(214,123)	$89,232	$(5,711)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

30	See Accompanying Notes

September 30, 2013

(Unaudited)

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign, U.S. municipal or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

									Swap Agreements, at Value
Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date		Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BOA	Pay	1-Year BRL-CDI	8.860%	01/02/2017	BRL	271,100	$702	$(5,800)	$0	$(5,098)
	Pay	1-Year BRL-CDI	10.630%	01/02/2017		212,000	14	(1,034)	0	(1,020)
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MXN	1,020,000	(210)	1,895	1,685	0
	Pay	28-Day MXN-TIIE	5.500%	09/02/2022		423,300	(771)	(1,349)	0	(2,120)
BPS	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		136,900	(176)	(455)	0	(631)
BRC	Pay	28-Day MXN-TIIE	5.600%	09/06/2016		1,720,079	832	3,264	4,096	0
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		367,700	(214)	301	87	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		8,268,300	(3,992)	17,648	13,656	0
	Pay	28-Day MXN-TIIE	4.750%	02/26/2018		951,000	(680)	(349)	0	(1,029)
	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		328,400	(212)	260	48	0
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		272,900	(62)	327	265	0
	Pay	28-Day MXN-TIIE	5.750%	06/08/2020		536,000	(748)	317	0	(431)
	Pay	28-Day MXN-TIIE	6.650%	06/02/2021		800,000	555	1,305	1,860	0
	Pay	28-Day MXN-TIIE	5.750%	09/02/2022		156,000	64	(633)	0	(569)
	Pay	28-Day MXN-TIIE	6.000%	09/02/2022		466,000	(240)	(827)	0	(1,067)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		121,800	(350)	(212)	0	(562)
DUB	Pay	1-Year BRL-CDI	9.130%	01/02/2017	BRL	219,700	571	(4,701)	0	(4,130)
	Pay	1-Year BRL-CDI	10.630%	01/02/2017		60,000	16	(304)	0	(288)
	Pay	28-Day MXN-TIIE	5.750%	06/08/2020	MXN	300,000	(442)	201	0	(241)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		272,800	(460)	(799)	0	(1,259)
GLM	Pay	1-Year BRL-CDI	9.095%	01/02/2017	BRL	171,300	(23)	(3,307)	0	(3,330)
	Pay	1-Year BRL-CDI	10.630%	01/02/2017		187,900	314	(1,218)	0	(904)
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MXN	2,009,300	(1,025)	4,344	3,319	0
	Pay	28-Day MXN-TIIE	4.750%	02/26/2018		875,400	(638)	(309)	0	(947)
	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		672,100	(422)	521	99	0
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		791,100	(152)	923	771	0
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		299,400	(734)	(648)	0	(1,382)
HUS	Pay	28-Day MXN-TIIE	5.600%	09/06/2016		3,248,200	530	7,205	7,735	0
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		1,119,200	(713)	977	264	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		3,033,000	(1,781)	6,790	5,009	0
	Pay	28-Day MXN-TIIE	4.750%	02/26/2018		363,100	(290)	(103)	0	(393)
	Pay	28-Day MXN-TIIE	5.000%	06/11/2018		73,000	(117)	67	0	(50)
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		266,700	(20)	280	260	0
	Pay	28-Day MXN-TIIE	5.750%	06/08/2020		345,000	(449)	171	0	(278)
	Pay	28-Day MXN-TIIE	5.500%	09/02/2022		2,226,300	(4,252)	(6,900)	0	(11,152)
	Pay	28-Day MXN-TIIE	5.750%	09/02/2022		500,000	(38)	(1,787)	0	(1,825)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		345,400	(568)	(1,026)	0	(1,594)
JPM	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		235,900	(95)	130	35	0
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		105,200	(7)	109	102	0
MYC	Pay	1-Year BRL-CDI	8.640%	01/02/2017	BRL	133,800	(155)	(2,754)	0	(2,909)
	Pay	1-Year BRL-CDI	9.140%	01/02/2017		486,200	1,596	(10,769)	0	(9,173)
	Pay	1-Year BRL-CDI	10.630%	01/02/2017		123,900	347	(943)	0	(596)
	Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MXN	2,098,700	852	4,145	4,997	0
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		500,000	52	67	119	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		3,355,000	(1,687)	7,228	5,541	0
	Pay	28-Day MXN-TIIE	5.000%	06/11/2018		47,000	(76)	44	0	(32)
	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		447,800	(252)	318	66	0
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		1,118,700	(176)	1,266	1,090	0
	Pay	28-Day MXN-TIIE	5.750%	06/08/2020		450,000	(559)	196	0	(363)
	Pay	28-Day MXN-TIIE	6.350%	06/02/2021		770,500	180	478	658	0
	Pay	28-Day MXN-TIIE	6.650%	06/02/2021		400,000	298	632	930	0
	Pay	28-Day MXN-TIIE	5.500%	09/02/2022		3,187,800	(7,127)	(8,843)	0	(15,970)
	Pay	28-Day MXN-TIIE	6.000%	09/02/2022		1,098,000	(416)	(2,097)	0	(2,513)
UAG	Pay	1-Year BRL-CDI	8.900%	01/02/2017	BRL	125,200	82	(2,703)	0	(2,621)
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MXN	175,000	(31)	320	289	0

							$(23,355)	$1,859	$52,981	$(74,477)

Total Swap Agreements							$178,538	$(42,653)	$233,070	$(97,185)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of Otc financial derivative instruments and collateral (received)/pledged as of September 30, 2013:

(m)	Securities with an aggregate market value of $796,949 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2013.

See Accompanying Notes	31

Schedule of Investments PIMCO Total Return Fund (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures (6)
BOA	$11,245	$0	$16,879	$28,124	$(157,277)	$(23,037)	$(10,091)	$(190,405)	$(162,281)	$152,304	$(9,977)
BPS	3,780	0	2,436	6,216	(94,896)	(8,442)	(1,754)	(105,092)	(98,876)	93,988	(4,888)
BRC	7,209	0	45,903	53,112	(107,927)	(19,276)	(6,399)	(133,602)	(80,490)	70,581	(9,909)
CBK	38,722	0	14,314	53,036	(26,641)	(7,981)	(2,565)	(37,187)	15,849	(17,790)	(1,941)
DUB	10,753	0	31,460	42,213	(8,523)	(26,577)	(8,309)	(43,409)	(1,196)	(6,980)	(8,176)
FBF	26,525	0	4,256	30,781	(156,754)	(815)	(978)	(158,547)	(127,766)	108,419	(19,347)
GLM	486	0	4,189	4,675	(12,682)	(113,321)	(6,563)	(132,566)	(127,891)	118,709	(9,182)
GST	0	0	14,939	14,939	0	0	(1,131)	(1,131)	13,808	(14,740)	(932)
HUS	10,059	0	45,405	55,464	(8,921)	0	(16,714)	(25,635)	29,829	(33,470)	(3,641)
JPM	21,854	0	13,614	35,468	(124,824)	(62)	(1,933)	(126,819)	(91,351)	71,524	(19,827)
MSC	21,938	0	0	21,938	(83,070)	0	0	(83,070)	(61,132)	21,362	(39,770)
MYC	0	0	29,467	29,467	0	(35,667)	(35,262)	(70,929)	(41,462)	(2,004)	(43,466)
RBC	7,086	0	0	7,086	(2,197)	0	0	(2,197)	4,889	(6,260)	(1,371)
RYL	0	0	3,192	3,192	(23,689)	(18,257)	(1,293)	(43,239)	(40,047)	41,192	1,145
SCX	16	0	0	16	(9)	0	0	(9)	7	0	7
SOG	0	0	1,325	1,325	0	0	(290)	(290)	1,035	(1,090)	(55)
UAG	4,572	0	5,691	10,263	(65,637)	(1,409)	(3,903)	(70,949)	(60,686)	53,028	(7,658)
WST	0	0	0	0	(115)	0	0	(115)	(115)	0	(115)

Total Over the Counter	$164,245	$0	$233,070	$397,315	$(873,162)	$(254,844)	$(97,185)	$(1,225,191)

(6)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$46,149	$46,149
Swap Agreements	0	159	0	0	12,968	13,127

	$0	$159	$0	$0	$59,117	$59,276

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$164,245	$0	$164,245
Swap Agreements	0	180,089	0	0	52,981	233,070

	$0	$180,089	$0	$164,245	$52,981	$397,315

	$0	$180,248	$0	$164,245	$112,098	$456,591

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,084	$2,084
Swap Agreements	0	5,217	0	0	3,824	9,041

	$0	$5,217	$0	$0	$5,908	$11,125

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$873,162	$0	$873,162
Written Options	0	8,782	0	10,133	235,929	254,844
Swap Agreements	0	22,708	0	0	74,477	97,185

	$0	$31,490	$0	$883,295	$310,406	$1,225,191

	$0	$36,707	$0	$883,295	$316,314	$1,236,316

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended September 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$8,771	$8,771
Futures	0	0	0	0	(509,653)	(509,653)
Swap Agreements	0	(88,659)	0	0	(637,217)	(725,876)

	$0	$(88,659)	$0	$0	$(1,138,099)	$(1,226,758)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$474,503	$0	$474,503
Written Options	0	1,463	0	38,345	187,865	227,673
Swap Agreements	0	261,216	0	(20,057)	74,523	315,682

	$0	$262,679	$0	$492,791	$262,388	$1,017,858

	$0	$174,020	$0	$492,791	$(875,711)	$(208,900)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(1,722)	$(1,722)
Futures	0	0	0	0	314,047	314,047
Swap Agreements	0	75,466	0	0	1,278,420	1,353,886

	$0	$75,466	$0	$0	$1,590,745	$1,666,211

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(827,542)	$0	$(827,542)
Written Options	0	4,234	0	16,499	(134,251)	(113,518)
Swap Agreements	0	(176,196)	0	(15,560)	(96,853)	(288,609)

	$0	$(171,962)	$0	$(826,603)	$(231,104)	$(1,229,669)

	$0	$(96,496)	$0	$(826,603)	$1,359,641	$436,542

32	See Accompanying Notes

September 30, 2013

(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Investments in Securities, at Value
Bank Loan Obligations	$0	$1,581,272	$97,582	$1,678,854
Corporate Bonds & Notes
Banking & Finance	0	28,716,479	183,240	28,899,719
Industrials	0	3,204,967	75,377	3,280,344
Utilities	0	2,494,990	84	2,495,074
Municipal Bonds & Notes
Alabama	0	107,756	0	107,756
Arizona	0	11,256	0	11,256
California	0	4,188,769	0	4,188,769
Colorado	0	69,410	0	69,410
Connecticut	0	172	0	172
District of Columbia	0	9,365	0	9,365
Florida	0	72,709	0	72,709
Georgia	0	85,140	0	85,140
Illinois	0	678,067	0	678,067
Indiana	0	59,481	0	59,481
Iowa	0	62,048	0	62,048
Kansas	0	21,590	0	21,590
Louisiana	0	87,832	0	87,832
Massachusetts	0	93,081	0	93,081
Michigan	0	53,481	0	53,481
Missouri	0	502	0	502
Nebraska	0	11,470	0	11,470
Nevada	0	398,771	0	398,771
New Jersey	0	222,927	0	222,927
New Mexico	0	8,829	0	8,829
New York	0	2,156,163	0	2,156,163
North Carolina	0	53,169	0	53,169
Ohio	0	650,476	34,937	685,413
Oregon	0	36,720	0	36,720
Pennsylvania	0	50,506	0	50,506
Rhode Island	0	7,155	0	7,155
South Carolina	0	25,477	0	25,477
Tennessee	0	6,731	0	6,731
Texas	0	265,730	0	265,730
Utah	0	714	0	714
Virginia	0	26,232	0	26,232
Washington	0	202,387	0	202,387
West Virginia	0	122,950	0	122,950
Wisconsin	0	91,698	0	91,698
U.S. Government Agencies	0	83,148,689	35,497	83,184,186
U.S. Treasury Obligations	0	70,077,629	0	70,077,629

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2013
Mortgage-Backed Securities	$0	$15,497,818	$332,833	$15,830,651
Asset-Backed Securities	0	6,132,904	150,344	6,283,248
Sovereign Issues	0	13,115,470	0	13,115,470
Convertible Preferred Securities
Banking & Finance	167,121	0	0	167,121
Industrials	0	0	0	0
Preferred Securities
Banking & Finance	126,018	0	0	126,018
Industrials	0	3,821	0	3,821
Short-Term Instruments
Certificates of Deposit	0	732,720	0	732,720
Commercial Paper	0	1,133,720	0	1,133,720
Repurchase Agreements	0	685,500	0	685,500
Short-Term Notes	0	25,104	0	25,104
Italy Treasury Bills	0	6,032,882	0	6,032,882
Mexico Treasury Bills	0	1,982,154	0	1,982,154
Spain Treasury Bills	0	2,283,967	0	2,283,967
U.S. Treasury Bills	0	148,754	0	148,754
	$293,139	$246,937,604	$909,894	$248,140,637

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$24,503,331	$0	$0	$24,503,331
Total Investments	$24,796,470	$246,937,604	$909,894	$272,643,968

Short Sales, at Value
U.S. Government Agencies	$0	$(739,805)	$0	$(739,805)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	46,149	13,127	0	59,276
Over the counter	0	397,315	0	397,315
	$46,149	$410,442	$0	$456,591

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2,084)	(9,041)	0	(11,125)
Over the counter	0	(1,216,002)	(9,189)	(1,225,191)
	$(2,084)	$(1,225,043)	$(9,189)	$(1,236,316)

Totals	$24,840,535	$245,383,198	$900,705	$271,124,438

See Accompanying Notes	33

Schedule of Investments PIMCO Total Return Fund (Cont.)

There were no transfers between Level 1 and 2 during the period ended September 30, 2013.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2013:

Category and Subcategory	Beginning Balance at 03/31/2013	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2013 (1)
Investments in Securities, at Value
Bank Loan Obligations	$434,777	$9,504	$(357,661)	$532	$769	$(5,953)	$15,614	$0	$97,582	$3,314
Corporate Bonds & Notes
Banking & Finance	185,161	201	(539)	(152)	(20)	(1,411)	0	0	183,240	(1,407)
Industrials	115,423	0	(36,133)	(165)	864	(3,945)	0	(667)	75,377	(941)
Utilities	11,011	0	(10,543)	(7)	(156)	(221)	0	0	84	0
Municipal Bonds & Notes
Ohio	50,766	0	(7,900)	116	467	1,988	0	(10,500)	34,937	1,289
U.S. Government Agencies	41,548	1,465	(6,631)	5	(693)	(197)	0	0	35,497	(224)
Mortgage-Backed Securities	370,606	76	(53,150)	698	2,186	(7,813)	20,230	0	332,833	(7,997)
Asset-Backed Securities	223,909	0	(50,939)	597	424	863	0	(24,510)	150,344	1,023
Convertible Preferred Securities
Industrials	0	0	0	0	0	0	0	0	0	0

	$1,433,201	$11,246	$(523,496)	$1,624	$3,841	$(16,689)	$35,844	$(35,677)	$909,894	$(4,943)

Financial Derivative Instruments - Liabilities
Over the counter	$(13,392)	$0	$0	$0	$0	$4,203	$0	$0	$(9,189)	$4,203

Totals	$1,419,809	$11,246	$(523,496)	$1,624	$3,841	$(12,486)	$35,844	$(35,677)	$900,705	$(740)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Bank Loan Obligations	$72,575	Benchmark Pricing	Base Price	90.70 - 90.75
	25,007	Third Party Vendor	Broker Quote	100.25
Corporate Bonds & Notes
Banking & Finance	62,997	Benchmark Pricing	Base Price	100.88 - 112.00
	120,243	Third Party Vendor	Broker Quote	97.58 - 107.95
Industrials	9,351	Benchmark Pricing	Base Price	105.52
	66,026	Third Party Vendor	Broker Quote	105.00 - 116.13
	0	Other Valuation Techniques (2)	—	—
Utilities	84	Third Party Vendor	Broker Quote	98.50
Municipal Bonds & Notes
Ohio	34,937	Benchmark Pricing	Base Price	97.36
U.S. Government Agencies	23,593	Benchmark Pricing	Base Price	95.98 - 110.00
	11,904	Third Party Vendor	Broker Quote	99.75
Mortgage-Backed Securities	103,326	Benchmark Pricing	Base Price	80.90 - 109.13
	229,507	Third Party Vendor	Broker Quote	83.67 - 93.47
Asset-Backed Securities	119,963	Benchmark Pricing	Base Price	96.50 - 99.80
	30,381	Third Party Vendor	Broker Quote	100.94
Convertible Preferred Securities
Industrials	0	Other Valuation Techniques (2)	—	—

Financial Derivative Instruments - Liabilities
Over the counter	(9,189)	Indicative Market Quotation	Broker Quote	0.11 - 0.13

Total	$900,705

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

34	See Accompanying Notes

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Funds

By:	/s/ BRENT R. HARRIS
Brent R. Harris
President and Chairman of the Board, Principal Executive Officer

Date: December 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ BRENT R. HARRIS
Brent R. Harris
President and Chairman of the Board, Principal Executive Officer

Date: December 3, 2013

By:	/s/ TRENT W. WALKER
Trent W. Walker
Treasurer, Principal Financial Officer

Date: December 2, 2013